As filed with the Securities and Exchange Commission on April 30, 2025

File No. 333-72042; 811-10559

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No.
Post-Effective Amendment No. 78

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 143

TALCOTT RESOLUTION LIFE INSURANCE CO SEPARATE ACCOUNT 11
(Exact Name of Registrant)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
(Name of Depositor)

1 American Row
Hartford, CT 06103
(Address of Depositor’s Principal Offices)

(860) 791-0286
(Depositor’s Telephone Number, Including Area Code)

Edmund F. Murphy III
President & Chief Executive Officer
Empower Annuity Insurance Company of America
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and Address of Agent for Service)

Copy To:
Stephen E. Roth, Esq.
Eversheds Sutherland (US) LLP
700 Sixth Street, NW, Suite 700
Washington, D.C. 20001

Approximate date of proposed public offering:
As soon as practicable after the effective date of the registration statement.

It is proposed that this filing will become effective:

immediately upon filing pursuant to paragraph (b) of Rule 485
x	on May 1, 2025 pursuant to paragraph (b) of Rule 485
60 days after filing pursuant to paragraph (a)(1) of Rule 485 on pursuant to paragraph (a)(1) of Rule 485
this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Talcott Resolution Life Insurance Company Group Variable Annuity Contracts Separate Account Eleven PremierSolutions State of Connecticut Sub-Administered by Empower Annuity Insurance Company of America
Overview
This Prospectus describes information you should know before you purchase or become a Participant under a group variable annuity contract (the “Contract” or “Contracts”). Please read it carefully before you purchase or become a Participant under the Contract. We no longer sell the Contract. However, we continue to administer existing Contracts. The Contract provides for accumulation of Participant Account value and Annuity payments on a fixed and/or variable basis.
Talcott Resolution Life Insurance Company issues the Contracts for use in certain retirement programs adopted according to the Internal Revenue Code.
You or your Employer allocate your plan Contribution to “Sub-Accounts.” Sub-Accounts are subdivisions of the Separate Accounts that we established to keep your Contributions separate from our company assets. The Sub-Accounts purchase shares of underlying mutual funds (“Underlying Funds”) that have investment strategies ranging from conservative to aggressive. You choose the Sub-Accounts that meet your investment goals and risk tolerance. For additional information on the underlying Funds see Appendix A: “Underlying Funds.”
For Contracts issued in connection with Employer-sponsored retirement programs, the Contract Owner decides which Sub-Accounts described in this Prospectus are available to Participants. As a result, if you are a Participant in an Employer-sponsored retirement program, you may not be able to allocate Contributions to all of the Sub-Accounts described in this Prospectus. For additional information describing which Sub-Accounts are available to you, please refer to the materials describing your Employer’s program.
Depending on which Sub-Accounts you select, the underlying Funds may be retail mutual funds that are available to the public, or mutual funds that are only available to insurance company separate accounts. Because your Contributions purchase Sub-Accounts, you do not invest directly in any of the Underlying Funds.
The Contracts may contain a General Account option. The General Account option has certain restrictions. The General Account option and these restrictions are not described in this Prospectus. The General Account option is not required to be registered with the Securities and Exchange Commission (“SEC”).
If you decide to become a Contract Owner or a Participant, you should keep this Prospectus for your records. You can also call Empower at 1-844-804-8989 to get a Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about the Contract, and like this Prospectus, is filed with the SEC.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The SEC doesn’t approve or disapprove these securities or determine if the information in this Prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense.
This Prospectus and the Statement of Additional Information can also be obtained from the SEC’s website (http://www.sec.gov).
This group variable annuity contract IS NOT:
♦A bank or credit union deposit or obligation
♦FDIC or NCUA insured
♦Insured by any federal government agency
♦Guaranteed by any bank or credit union
♦May go down in value
Prospectus Dated: May 1, 2025

Section	Page
2

Appendix A Underlying Funds	APP A-1
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Glossary Of Special Terms
The defined terms set out in this prospectus also appear in and apply to the related Statement of Additional Information (“SAI”).
Accumulation Period: The period before the start of Annuity payouts.
Accumulation Units: If you allocate your Contributions to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of Participant Accounts invested in the Sub-Accounts prior to Annuitization.
Annual Maintenance Fee: An annual charge for establishing and maintaining a Participant’s Account under a Contract.
Annuitant: The person on whose life Annuity payouts are based.
Annuitant’s Account: An account established at the beginning of the Annuity Period for making Annuity payouts under the Contracts.
Annuity: A series of payments for life or another designated period.
Annuity Commencement Date: The date we start to make Annuity payouts to you.
Annuity Period: The period during which we make Annuity payouts to you.
Annuity Unit: A unit of measure we use to calculate the value of Annuity payments under a Variable Annuity payout option.
Beneficiary: The person or persons designated to receive Contract values in the event of the Participant’s or Annuitant’s death.
Code: The Internal Revenue Code of 1986, as amended.
Contract Owner: The Employer or entity owning the Contract.
Contract Year: A period of 12 months beginning with the effective date of the Contract or with any anniversary of the effective date.
Contribution(s): The amount(s) paid or transferred or rolled over to Us by the Contract Owner on behalf of Participants pursuant to the terms of the Contracts.
Date of Coverage: The date on which we receive the application on behalf of a Participant.
Due Proof of Death: A certified copy of the death certificate, an order of a court of competent jurisdiction, a statement from a physician who attended the deceased or any other proof acceptable to us.
Employer: An employer maintaining a Tax-Sheltered Annuity plan, a Deferred Compensation Plan, or an Individual Retirement Annuity plan for its employees.
Empower: Empower Annuity Insurance Company of America, which serves as sub-administrator of the Contracts and the Separate Account. You may contact Empower at 1-844-804-8989, Participantservices@empower.com, or at 8515 E. Orchard Road, Greenwood Village, CO 80111.
Empower Administrative Office: Overnight and Standard mailing address: Empower, 8515 E. Orchard Road, Greenwood Village, CO 80111.
Fixed Annuity: An Annuity providing for guaranteed payments which remain fixed in amount throughout the payment period and which do not vary with the investment experience of a separate account.
General Account: Our General Account that consists of all of our company assets, including any money you have invested in the General Account option. The assets in the General Account are available to the creditors of Talcott Resolution.
Minimum Death Benefit: The minimum amount payable upon the death of a Participant prior to age 65 and before Annuity payments have started.
Participant (also, “you”): Any employee or former employee of an Employer or other individual with a Participant Account under a Contract.
Participant Account: An account under a Contract to which the General Account values and the Separate Account Accumulation Units are allocated on behalf of a Participant under a Contract.
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Participant’s Contract Year: A period of twelve (12) months beginning with the Date of Coverage of a Participant and each successive 12-month period.
Premium Tax: A tax or amount of tax, if any, charged by a state, federal, or other governmental entity on Contributions or Contract values.
Related Contract: Another contract or funding vehicle under your plan that may be considered when determining charges or benefits under the Contract described in this Prospectus. Your Employer and Talcott Resolution agree as to whether another contract or funding vehicle is eligible as a Related Contract.
Separate Account: Separate Account Eleven of Talcott Resolution Life Insurance Company.
Sub-Account Value: The value on or before the Annuity Commencement Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit value for that Sub-Account.
Surrender: Any withdrawal of Contract values.
Talcott Resolution, We, Us or Our: Talcott Resolution Life Insurance Company
Tax-Sheltered Annuity (also “Tax Deferred Annuity”): An Annuity Contract purchased by an Employer on behalf of its employees that qualifies for special tax treatment under section 403(b) of the Code.
Valuation Day: Every day the New York Stock Exchange is open for trading. The value of a Separate Account is determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on such days.
Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.
Variable Annuity: An Annuity providing for payments varying in amount in accordance with the investment experience of the assets held in the underlying Funds of the Separate Account.

5

Important Information You Should Consider About the Contract

FEES AND EXPENSES				LOCATION IN PROSPECTUS
Charges for Early Withdrawals
You do not pay a sales charge at the time you make a Contribution to your Participant Account. But you may pay a Contingent Deferred Sales Charge (“CDSC”) if you fully or partially surrender your Participant Account Value during the first five Contract Years. No CDSC applies in the sixth Contract Year or later.
For example, if you made a withdrawal of $100,000.00 (a partial surrender) from your Participant Account Value during your first Contract Year, you would pay a maximum CDSC of $5,000.00.
Contract Charges: Contingent Deferred Sales Charge
Transaction Charges
In addition to the Contingent Deferred Surrender Charge, you may be charged for other transactions. These may include fees to set up and administer a Loan from your Participant Account Value, charges for Premium Taxes that are imposed by a State or other government entity, or a Transfer Fee for transfers among the Sub-Accounts that exceed twelve transfers in a Contract Year.
Contract Charges: Loan Fees; Premium Taxes; and Transfer Fees
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year. Please refer to your Contract specifications page for information about the specific fees you will pay each year.
The fees and expenses don’t reflect advisory fees that are paid to investment advisors from the Participant Account. If such charges were reflected, such fees and expenses would be higher.
Fee Table: Participant Transaction Expenses; Annual Contract Expenses; Annual Underlying Funds Operating Expenses
	Annual Fee	Minimum	Maximum
	Base Contract[1]	0.00%	1.25%
	Investment options (Fund fees and expenses)[2]	0.13%	1.13%
1 As a percentage of Total Value of Participant Accounts under the Contract. [2] As a percentage of Underlying Fund assets.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges.

	Lowest Annual Cost: $1,268	Highest Annual Cost: $2,116
	Assumes: •Investment of $100,000 •5% annual appreciation •Least expensive Contract and Underlying Fund fees and expenses •No CDSC charge •No additional Purchase Payments, transfers, or withdrawals	Assumes: •Investment of $100,000 •5% annual appreciation •Most expensive Contract and Underlying Fund fees and expenses •No CDSC charge •No additional Purchase Payments, transfers, or withdrawals
Other Plan or Participant Charges	Any plan-specific fees.			Fee Table: Participant Transaction Expenses

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RISKS		LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this Contract, including loss of principal and prior credited earnings.	Principal Risks
Not a Short Term Investment
The Contract is designed as a long-term accumulation Investment for retirement savings. It is not designed for short term investment and is not appropriate for an investor who needs ready access to cash.
Principal Risks
Risks Associated with Investment Options
•An investment in this Contract is subject to the risk of poor investment performance of the Underlying Funds available under the Contract.
•Each Underlying Fund has its own unique risks.
•You should review the prospectus for each Underlying Fund before making an investment decision.
Principal Risks
Insurance Company Risks
Any obligations, guarantees, and benefits of the Contract are subject to the claims- paying ability of the Talcott Resolution. If Talcott Resolution experiences financial distress, it may not be able to meet its obligations to you. More information about Talcott Resolution, including its financial strength ratings, is available upon request. You may make such request by calling 844-804-8989 or visiting https://www.talcottresolution.com
Principal Risks
RESTRICTIONS		LOCATION IN PROSPECTUS
Investments	Talcott may add or remove an Underlying Fund as an investment option under the Contract or to limit its availability to new Contributions or Transfers of Participant Account Value.	Changes to the Funds and Separate Account
Optional Benefits
Loans will have a permanent effect on the Participant’s Account because the investment results of each Sub-account will apply only to amounts remaining in the Sub-accounts. A loan that is not repaid will also reduce the death benefit.
If the Participant elects to pay third-party advisory fees out of the Contract, they may be subject to federal and state taxes, and a 10% federal tax penalty may apply if the Participant is under age 59 1∕2.
Description of the Contracts– Transfers between Sub- Accounts; Restrictions on Sub-Account Transfers
TAXES		LOCATION IN PROSPECTUS
Tax Implications
•You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
•Because you purchase the Contract through a qualified retirement plan, it does not provide any additional tax benefit.
•Earnings on your Contract are generally taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59 1∕2.
Federal Tax Considerations
CONFLICTS OF INTEREST		LOCATION IN PROSPECTUS
Investment Professional Compensation
Your registered representative may receive compensation in the form of commissions for selling this Contract to you. Such compensation may influence your registered representative to recommend this Contract over another investment.
Distribution
Exchanges
Because this Contract is no longer available for sale, it should not be offered to you in exchange for another annuity contract that you own. But you should be aware, in general, that some investment professionals have a financial incentive to offer you a new contract in place of the one that you own. You should exchange an annuity contract only if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new annuity contract rather than continue to own the existing annuity contract.
N/A
7

Overview of the Contract
Purpose
The Contract is designed for purchase by sponsors of retirement plans established under Sections 401(a), 403(a), 403(b), 457 and 408 of the Code as an investment option for their participants. The Contract offers a number of Underlying Funds in which participants may invest through the Sub-accounts. A General Account Option that guarantees payment of a minimum interest rate may also be available.
Phases of the Contract
The Contract has two periods: (1) the Accumulation Period and (2) the Annuity Period:
During the Accumulation Period, the Employer makes Contributions to the Contract on behalf of Plan Participants that Participants may allocate among the Sub-Accounts and, if available through the Plan, to the General Account Option. For additional information about the Underlying Funds available for investment through the Sub-Accounts, see Appendix A: Underlying Funds, at the back of this prospectus.
During the Accumulation Period, participants may request full or partial surrenders of their Participant Account value. In addition, participants may be able to request a loan from their Participant Account value.
The Accumulation Period ends on the Annuity Commencement Date when annuity payments begin. A Participant selects an Annuity Commencement Date and an Annuity Payout Option. The Contract provides five annuity options, which may be selected on either a Fixed or Variable Annuity basis or a combination thereof.
During the Annuity Period, neither partial nor full surrenders are permitted except from annuities under Annuity Payout Option No. 5 - Payments for a Designated Period – that are selected on a variable basis. Nor may Participants request a loan during the Annuity Period.
Contract Features
Death Benefit: In the event that a participant dies during the Accumulation Period, then the type of death benefit paid depends on whether the participant died (a) before age 65, or (b) on or after age 65. If the participant died before age 65, a Minimum Death Benefit is payable to the Beneficiary. As further described in this Prospectus, the Minimum Death Benefit is generally the greater of (a) the value of the Participant Account and (b) 100% of the Contributions to the Participant Account less prior Surrenders and outstanding Participant loans. If the participant died on or after age 65, then the Contract pays a death benefit equal to the Participant Account Value, less any outstanding charges and loan. The form of the death benefit payable is subject to any limitation imposed by the Plan and the terms of the Contract.
Withdrawal Options: Full and Partial Surrenders are permitted during the Accumulation Period. They are allowed during the Annuity Period only from an annuity under Option No. 5 – Payments for a Designated Period – that is selected on a variable basis.
Loans: Participants may request loans under certain Plans. To obtain a loan, the participant must enter into an agreement with the Contract administrator that describes the terms, conditions and fees or charges of the loan. The Plan may restrict the amount of Participant Account value available for a loan. See the more detailed section “Participant Loans”.
Systemic Withdrawal Option: If permitted by Internal Revenue Service Regulations and the Plan, Participants who have terminated their employment with the Employer may elect systemic withdrawals based on a specific payment of amount, the frequency of payments and the duration of payments, while remaining in the Accumulation Period.
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Fee Table

The following tables describe the fees and expenses that you, as a Participant, will pay when opening, holding and surrendering amounts from your Participant Account. Please contact your Plan Administrator for information about the specific fees you will pay each year under the Contract.
Please note that there may be additional extra-contractual fees and charges that are not reflected in the Fee Tables, such as custodial or advisory fees that are plan and/or Participant specific, and if such costs were reflected, the cost would be higher. Depending on the type of charge, these may reduce your Participant Account Value and/or could have tax consequences. See the Section “Plan Related Expenses” under “Contract Charges” later in this Prospectus.
The Contract may be available to third-party intermediaries who may charge you a fee for their services in addition to Contract fees and expenses. If you wish to pay these fees from your Covered Account Value, then the deduction will reduce the death benefit and may be subject to state and federal income taxes and a 10% federal penalty tax may apply if you are under age 59 1∕2.
The first table describes the fees and expenses you will pay at the time you make contributions to, withdrawals from, request a Loan from, surrender you Participant Account value, or transfer Participant Account value between Sub-Accounts. State Premium Tax may also be deducted.
Participant Transaction Expenses

Sales Load on Premium Payments	None
Maximum Surrender Charge (as a % of each premium payment withdrawn)(1)	5%
Transfer Processing Fee	After the first 12 transfers in a Contract Year, we may charge $5 for each additional transfer during that Contract Year. There is no fee for the first 12 transfers during a Contract Year.
Loan Set-up Fee	$50
(1)We do not deduct a charge for sales expenses from premiums at the time they are paid. However, We may deduct a surrender charge when a premium is withdrawn upon a surrender or partial surrender or applied to certain annuity options during the first five years following the payment of that premium. The surrender charge is calculated as a percentage of the premium payment being withdrawn or annuitized during the applicable Premium Year. The amount of the surrender charge decreases over time, measured from the date the premium payment is credited to the Contract. The surrender charge percentages are shown below.

Premium Years Since Payment of Premium	1	2	3	4	5	6+
Charge (%)	5	4	3	2	1	0
The next table describes the fees that you will pay each year during the time that you hold Participant Account value under the Contract (not including Underlying Fund fees and expenses).
Annual Contract Expenses

	Minimum Fee	Maximum Fee
Annual Maintenance Fee(1)	$0	$30
Base Contract Fee (as a percentage of average daily Sub-Account value)(2)	0.00%	1.25%
Annual Loan Administration Fee(3)	$50	$50
(1)The Annual Maintenance Fee is deducted from each Participant Account on a quarterly basis. The maximum Annual Maintenance Fee is $30.00. The current Annual Maintenance Fee varies with the Average Participant Account Value under the Contract. For Average Participant Account Values between $0 and $19,999.00, the Annual Maintenance Fee is $20.00, for Average Participant Account Values between $20,000.00 and 39,000.00, the Annual Maintenance Fee is $10.00 and for Average Participant Account Values over $40,000.00, the Annual Maintenance Fee is $0.
(2)The Base Contract Fee consists of the Mortality and Expense Risk and Administrative Charge, which varies with the total value of Participant Accounts under the Contract. The Mortality and Expense Risk and Administrative Charge is either deducted daily (Method 1) or quarterly (Method 2), depending on which method is selected by your Employer.
(3)This fee does not include an interest charged under the terms of the loan.
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The next item shows the minimum and maximum total operating expenses charged by the Underlying Funds as of December 31, 2024 that you may pay periodically during the time that you participate in the Contract. A complete list of the Underlying Funds available under the Contract, including their annual expenses, may be found at the back of this Prospectus in Appendix A – Underlying Funds.

Annual Underlying Funds Operating Expenses	Minimum	Maximum
Expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses	0.13%	1.13%
EXAMPLE
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Participant administrative expenses, Base Contract Expenses and Underlying Fund fees and expenses.
Please note that there may be additional extra-contractual fees and charges that are not reflected in the Example, such as custodian or advisory fees that are plan and/or participant specific. Depending on the type of charge, these may reduce only your Participant Account Value, and/or could have tax consequences. See the section “Plan Related Expenses” later in this Prospectus.
The Example assumes that you invest $100,000 under the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year. In addition, this Example does not take into consideration any fee waiver or expense reimbursement arrangements of the Underlying Funds. If these arrangements were taken into consideration, the expense would be lower. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	If you Surrender your Contract at the end of the applicable time period
Mortality and Expense Risk and Administrative Charge	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
1.25%	$7,095	$10,528	$13,981	$27,671
1.05%	$6,900	$9,931	$12,951	$25,609
0.85%	$6,705	$9,331	$11,912	$23,505
0.75%	$6,608	$9,030	$11,389	$22,437
0.65%	$6,510	$8,729	$10,865	$21,359
0.50%	$6,364	$8,269	$10,073	$19,722
0.35%	$6,218	$7,799	$9,277	$18,060
0.15%	$6,023	$7,171	$8,208	$15,806
0.00%	$5,877	$6,698	$7,400	$14,087

	If you annuitize at the end of the applicable time period
Mortality and Expense Risk and Administrative Charge	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
1.25%	$2,470	$7,595	$12,981	$27,671
1.05%	$2,265	$6,979	$11,951	$25,609
0.85%	$2,060	$6,359	$10,912	$23,505
0.75%	$1,957	$6,049	$10,390	$22,437
0.65%	$1,855	$5,737	$9,865	$21,359
0.50%	$1,701	$5,269	$9,074	$19,722
0.35%	$1,547	$4,800	$8,277	$18,060
0.15%	$1,342	$4,172	$7,208	$15,806
0.00%	$1,188	$3,699	$6,400	$14,087
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	If you do not Surrender your Contract
Mortality and Expense Risk and Administrative Charge	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
1.25%	$2,470	$7,595	$12,981	$27,671
1.05%	$2,265	$6,979	$11,951	$25,609
0.85%	$2,060	$6,359	$10,912	$23,505
0.75%	$1,957	$6,049	$10,390	$22,437
0.65%	$1,855	$5,737	$9,865	$21,359
0.50%	$1,701	$5,269	$9,074	$19,722
0.35%	$1,547	$4,800	$8,277	$18,060
0.15%	$1,342	$4,172	$7,208	$15,806
0.00%	$1,188	$3,699	$6,400	$14,087
Principal Risks of Investing in the Contract
Not a Short Term Investment Vehicle. The Contract is designed for retirement savings or other long-term purposes. It is not appropriate for investors who need ready access to cash.
Risks Associated with Underlying Funds. The value of your investment and any returns will depend on the performance of the Underlying Fund(s) you select. You bear the risk of any decline in your Participant Account value resulting from the Underlying Fund(s)’ performance.
Company’s Claims Paying Ability. Guarantees and benefits provided by the Talcott Resolution are subject to the financial strength and claims paying ability of the company. If the Talcott experiences financial difficulty, it may not be able to make guaranteed payments that exceed the assets in the Separate Account.
Deduction of Third-Party Advisory Fees. Risks relating to the deduction of advisory fees will reduce your Participant Account Value and subject to state and federal income tax, as well as a 10% federal penalty tax if the Participant is under age 59 1/2.
Limitations on Surrenders and Withdrawals. During the first five Contract Years we will deduct a Contingent Deferred Surrender Charge if you surrender or take a withdrawal from the Contract. You should purchase the Contract only if you have the ability to keep it in force for a substantial period of time.
Contract Suspension. The Contract may be suspended where new Contributions and new Participant Accounts may be prohibited.
Tax Consequences. Withdrawals are generally taxable as ordinary income. Withdrawals before age 59 1∕2 may be subject to a tax penalty.
Cyber Security and Business Continuity Risk. Our business is highly dependent upon the effective operation of our computer systems and those of our business partners and service providers. Our business is therefore subject to operational and information security risks. These risks include, among other things, the theft, misuse, corruption, and destruction of electronic data; interference with or denial of service; attacks on systems or websites; and unauthorized release of confidential customer or business information. Systems failures and cybersecurity incidents could severely impede our ability to conduct our business and administer the Contract and may adversely affect you and/or your Contract. For instance, a cybersecurity incident may interfere with our ability to process Contract transactions or calculate Contract values, including Accumulation Unit values. Such events could also adversely affect us, as they may result in regulatory fines, financial losses and reputational damage. Cybersecurity incidents may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value. Financial services companies, such as us, are increasingly the targets of cyber-attacks. While we take significant efforts to protect our systems and data, there can be no assurance that systems disruptions and cybersecurity incidents will always be detected, prevented, or avoided in the future.

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We are also exposed to risks related to natural and man-made disasters, and other severe events, such as storms, public health crises, terrorist acts, and military actions, any of which could adversely affect our business operations. While we have a business continuity plan and have taken precautions, we cannot assure you that severe events will not result in interruptions to our business operations, particularly if such events affect our computer systems. Interruptions to our business operations may impair our ability to effectively administer the Contract, including our ability to process orders and calculate Contract values. Additionally, our third-party service providers and other third-parties related to our business (such as financial intermediaries or underlying funds) are subject to similar risks. Successful implementation and execution of their business continuity policies and procedures are largely beyond our control. Disruptions to their business operations may impair our own business operations.
Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company is a stock life insurance company originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently re-domiciled to Connecticut. Talcott Resolution Life Insurance Company is authorized to do business in all states of the United States and the District of Columbia. In June 2018, the Company changed its name from Hartford Life and Annuity Insurance Company to Talcott Resolution Life and Annuity Insurance Company. Our corporate offices are located at 1 American Row, Hartford, CT 06103.
On January 1, 2013, Talcott Resolution entered into a reinsurance agreement and administrative services agreement with Massachusetts Mutual Life Insurance Company (”MassMutual“) to re-insure the obligations of Talcott Resolution under the Contracts and to provide administration of the Contracts.
On December 20, 2020, MassMutual entered into a reinsurance agreement and subcontractor administrative services agreement with Great-West Life & Annuity Insurance (”Great-West“) to further re-insure the obligations of
Talcott Resolution under the Contracts and to provide administration of the Contracts. On September 2, 2022, Great-West Life & Annuity Insurance Company was re-named Empower Annuity Insurance Company of America (”Empower“).
Empower has primary responsibility for administration of the Contract and the Separate Account. Empower or its affiliates may also provide recordkeeping and other service to the Plan for which they receive compensation from Plan assets.
Financial Condition of Talcott Resolution
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.talcottresolution.com or visiting the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
The Separate Account
The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. The Separate Account is divided into Sub-Accounts. Each Sub-account invests in a single class of shares of an Underlying Fund, which is a separate mutual fund having its own investment objectives and policies and is registered with the SEC as an open-end management investment company or portfolio thereof. We do not guarantee the investment performance of the Sub-Accounts. Your Participant Account value allocated to the Sub-Accounts will vary with the investment performance of the Underlying Funds. You bear the full investment risk for all Contributions allocated to the Sub-Accounts of the Variable Account.
Income, gains and losses credited to, or charged against, a Sub-Account reflect the Sub-Account’s investment experience and not the investment experience of Talcott Resolution’s other assets. Assets of the Separate Account may not be used to pay any liabilities of Talcott Resolution other than those arising under the Contract.
Underlying Funds
Each Underlying Fund is registered with the SEC as a diversified open–end management investment company under the 1940 Act. But the SEC does not supervise their management, investment practices or policies. The (i) name of each Underlying Fund, (ii) its investment objective, (iii) investment adviser and any sub-adviser, (iv) current expenses and (v) performance information is provided in Appendix A: Underlying Funds. Not all Underlying Funds may be available in all states.
The Underlying Fund each issues a prospectus, which contains additional important information about the Fund. You may obtain copies of the prospectuses for the Underlying Funds by contacting Empower at 1-844-804-8989.
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For Contracts issued in connection with Employer-sponsored retirement plans, the Contract owner decides which Sub-Accounts described in this prospectus are available to Participants. As a result, if you are a Participant in an Employer-sponsored Plan, you may not be able to allocate Contributions to all the Sub-Accounts described in the Prospectus. For additional information about the Sub-Accounts available to you, please refer to materials describing your employer’s Plan.
The Contract may contain a General Account option. The General Account option has certain restrictions. Neither the General Account option nor these restrictions are described in this prospectus. The General Account option is not required to be registered with the SEC.
Fees and Payments Received by Talcott Resolution from the Fund Families
On January 1, 2013, Talcott Resolution entered into a reinsurance agreement with Massachusetts Mutual Life Insurance Company (“MassMutual”) to reinsure the obligations of Talcott Resolution under the Contracts and to provide all of the administrative services necessary to support the Contracts. In this role, MassMutual receives all charges, fees, payments and compensation described in this Prospectus as payable to Talcott Resolution. On December 31, 2020, MassMutual entered into a reinsurance agreement with Empower Annuity Insurance Company of America (“Empower”) to further reinsure the obligations of Talcott Resolution under the Contracts. MassMutual also entered into an administrative services agreement and subcontract services agreement for Empower to provide all of the administrative services necessary to support the Contracts. Under these arrangements, Empower now receives (through MassMutual) all charges, fees, payments and compensation described in this Prospectus as payable to Talcott Resolution.
The Contracts are no longer available for sale. The MassMutual affiliate formerly responsible for marketing and selling the Contracts continues to pay sales commissions and other compensation to financial intermediaries for sales and marketing activities related to the Contracts.
Talcott Resolution receives substantial fees and payments with respect to the Underlying Funds that are offered as Sub-Accounts to your Plan through the Contract. These types of fees and payments, which are sometimes called “revenue sharing” payments, are among a number of factors considered when deciding to include a fund in the menu of Underlying Funds offered through the Contract. All of the Underlying Funds on the overall menu make payments to Talcott Resolution or an affiliate. These fees and payments under agreements between Talcott Resolution and the principal underwriters, transfer agents, investment advisers and/or other entities related to the Funds may be in amounts up to 0.55% of assets invested in a Underlying Fund. The fees and payments may include asset based sales compensation and service fees under distribution and/or servicing plans adopted by funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. They may also include administrative service fees and additional payments, expense reimbursements and other compensation. The fees may result in a profit to the extent they exceed expenses, including the expenses of paying compensation to broker-dealers, financial institutions and other persons for selling the Contracts.
Not all fund families pay the same amount of fees and compensation to Us and not all Funds pay according to the same formula. Because of this, the amount of the fees and payments received by Talcott Resolution varies by Fund and Talcott Resolution may receive greater or less fees and payments depending on which variable investment options your Plan selects.
For information on which Underlying Funds pay Talcott Resolution such fees and at what level, please visit https://plan.empower-retirement.com/plancloudws/fundprospectus or call 1-844-804-8989. Written information will be provided upon request.
Endorsement/Sponsorship Fees Paid By Talcott Resolution
Empower, as sub-administrator for the Talcott Resolution Contracts, has entered into endorsement/sponsorship arrangements with the National Association of Police Organizations (NAPO), Fraternal Order of Police (FOP), and National Association of Government Defined Contribution Administrators (NAGDCA). Under the arrangements, Empower pays endorsement/sponsorship fees to NAPO, FOP and NAGDCA, which allows Empower to advertise its retirement products and services to their member organizations and individuals.
For additional information on the amount of fees and payments made by Empower, as sub-administrator for the Talcott Resolution Contracts, please call 1-844-804-8989. Written information will be provided upon request.
Voting Rights
Talcott Resolution is the legal owner of all Underlying Fund shares held in the Separate Account and has the right to vote at the Fund’s shareholder meetings.
As Sub-administrator of the Separate Account, Empower has assumed responsibility of voting the shares of the Underlying Funds on behalf of Talcott Resolution. To the extent required by federal securities laws or regulations, we will:
•Notify the Contract Owner or Participant of any Fund shareholders’ meeting if the shares held for the Contract may be voted;
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•Send proxy materials and a form of instructions to the Contract Owner or Participant that may be used to provide instructions on how to vote the Fund shares held for the Contract;
•Arrange for the handling and tallying of proxies received from Contract Owners or Participants;
•Vote all Fund shares attributable to a Contract according to instructions received from the Contract Owner or Participant; and
•Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.
All Fund shares for which no voting instructions are received will be voted in the same proportion as shares for which voting instructions have been received may result in a small number of Contract Owners or Participants determining the outcome of a proposal subject to a shareholder vote.
If any federal securities laws or regulations, or their present interpretation, change to permit voting shares without obtaining Contract Owner or Participant instructions, Empower may decide to do so. Contract Owners or Participants may attend any shareholder meeting at which shares held for their Contract may be voted.
During the Annuity Period under a Contract, the number of votes will decrease as the number of shares in the Underlying Funds held to fund the Annuity benefits decrease.
Changes to the Funds and Separate Account
We reserve the right, subject to any applicable law, to substitute the shares of any other registered investment company for the shares of any Fund held by the Separate Account. Substitution may occur if shares of the Fund(s) become unavailable or due to changes in applicable law or interpretations of law or as we deem appropriate. Current law requires notification to you of any such substitution and approval of the Securities and Exchange Commission. We also reserve the right, subject to any applicable law, to offer additional Sub-Accounts with differing investment objectives, and to make existing Sub-Account options unavailable under the Contracts in the future.
We may offer additional separate account options from time to time under these Contracts. Such new options will be subject to the then in effect charges, fees, and or transfer restrictions for the Contracts for such additional separate accounts.
General Account Option
Important information you should know: The portion of the Contract relating to the General Account option is not registered under the Securities Act of 1933 (”1933 Act“) and the General Account option is not registered as an investment company under the Investment Company Act of 1940 (”1940 Act“). Neither the General Account option nor any interest in the General Account option is subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the Securities and Exchange Commission has not reviewed the disclosure regarding the General Account option.
The General Account option is funded through the General Account of Talcott Resolution. Contributions and Contract values allocated to the General Account are subject to the financial strength and claims paying ability of Talcott Resolution.
Declared Rate of Interest
Talcott Resolution credits interest on Contributions made to the General Account at a rate We declare for any period of time that we determine. We may change the declared interest rate from time to time at Our discretion.
Guaranteed Rate of Interest
Talcott Resolution guarantees a minimum rate of interest. The declared interest rate will not be less than the minimum guaranteed rate of interest.
Distributions and Transfers
Distributions and transfers from the General Account within a reasonable period of time after a Participant request is received at the Empower Administrative Office. However, under certain conditions, transfers from the General Account may be limited or deferred. Distributions may be subject to a contingent deferred sales charge and may be deferred.
The General Account is subject to Talcott Resolution’s claims-paying ability. Investors must look to the strength of the insurance company with regard to insurance company guarantees. Talcott Resolution’s ability to honor all guarantees under the Contract is subject to its claims-paying capabilities and/or financial strength.
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Guaranteed Separate Account
We may also offer some Contract Owners a similar declared interest rate option through a guaranteed separate account. The portion of a Contract relating to such a guaranteed separate account is not registered under the 1933 Act and the guaranteed separate account is not registered as an investment company under the 1940 Act. All guarantees are subject to Our claims paying ability.
Contract Charges
Contingent Deferred Sales Charge
The Contingent Deferred Sales Charge covers some of the expenses relating to the sale and distribution of the Contracts, including:
•    the cost of preparing sales literature,
•    commissions and other compensation paid to broker dealers and their registered representatives, and
•    other promotional and distribution related activities.
If the Contingent Deferred Sales Charge is not sufficient to cover sales and distribution expenses, We pay those expenses from Our general assets, including surplus. Surplus might include profits resulting from unused Mortality and Expense Risk Charges.
We do not deduct a sales charge at the time Contributions are made to the Contract. We may assess a Contingent Deferred Sales Charge when you partially or fully Surrender amounts held in your Participant Account under the Contract. The Contingent Deferred Sales Charge is based on the amount you choose to Surrender from your Participant Account and the number of Contract Years completed with respect to your Participant Account before the Surrender. We do not assess a Contingent Deferred Sales Charge after the fifth Contract Year.
The percentage used to calculate the Contingent Deferred Sales Charge is equal to:

Contract Years	Contingent Deferred Sales Charge as a percentage of Participant Account value Surrendered
During the First Year	5%
During the Second Year	4%
During the Third Year	3%
During the Fourth Year	2%
During the Fifth Year	1%
During the Sixth Year and thereafter	0%
➣Example: You request a full Surrender when the value of your Participant Account is $1,000 and the applicable Contingent Deferred Sales Charge is 5%: Your Sub-Account(s) will be surrendered by $1,000 and you will receive $950 (i.e., the $1,000 Surrender less the 5% Contingent Deferred Sales Charge).
If you request a partial Surrender and ask for a specific dollar amount, the Contingent Deferred Sales Charge will be calculated on the total amount that must be withdrawn from your Sub-Account(s) to provide you with the amount requested.
➣Example: You ask for $1,000 when the applicable Contingent Deferred Sales Charge is 5%: Your Sub-Account(s) will be reduced by $1,052.63 (i.e., a total withdrawal of $1,052.63 made up of $52.63 in Contingent Deferred Sales Charge plus the $1,000 you requested). The net amount of $1,000 is paid to you.
We may reduce the amount or term of the Contingent Deferred Sales Charge (See “Experience Rating under the Contracts” and “Negotiated Charges and Fees”).
No deduction for Contingent Deferred Sales Charges will be made in certain cases.
The following Surrenders are NOT subject to a Contingent Deferred Sales Charge:
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•Benefit Payments — We do not assess a Contingent Deferred Sales Charge on amounts Surrendered from the Contract to pay benefits to a Participant or a beneficiary under the terms of your Plan. We call these amounts “Benefit Payments”. Amounts Surrendered for transfer to the funding vehicle of another investment provider or Surrendered because of the termination of your Plan are not Benefit Payments. Upon Our request, the Contract Owner must provide documentation acceptable to us that a Surrender is a Benefit Payment.
•Plan Related Expenses — We do not assess a Contingent Deferred Sales Charge on amounts Surrendered from the Contract to pay certain administrative expenses or other Plan Related Expenses including, fees to consultants, auditors, third-party administrators and other plan service providers. We call these amounts “Plan Related Expenses.” Upon Our request, the Contract Owner must provide Us with reasonable documentation that a Surrender is a Plan Related Expense.
•Transfer to an Approved Plan Related Investment Account — We do not assess a Contingent Deferred Sales Charge on amounts Surrendered from the Contract to transfer to an Approved Plan Related Investment Account. An Approved Plan Related Investment Account is a separate Participant directed investment account under your Plan that your Employer identifies and We accept for the purpose of Participant directed transfers of amounts from the Contract for investment outside of the Contract.
We will allocate the deduction of the Contingent Deferred Sales Charge among all Sub-Accounts and any General Account value in a Participant Account on a prorate basis unless you elect a different allocation of the deduction for the Contingent Deferred Sales Charge.
Annual Maintenance Fee
The Annual Maintenance Fee is an annual fee that we deduct from the value of each Participant Account on a quarterly basis during the Accumulation Period. This means during the year We deduct 25 percent of the Annual Maintenance Fee on the last Valuation Day of each quarter, or from the proceeds of a full surrender of a Participant Account. We deduct the fee proportionately from the Sub-Accounts and any General Account value in a Participant Account. The maximum Annual Maintenance Fee permitted under the Contracts is $30. We determine the current amount of the Annual Maintenance Fee that will apply to all Participant Accounts under your plan’s Contract for the calendar year, using the table below based on the average of all Participant Account values under your plan’s Contract as of the last Valuation Day of the prior year. This means the Annual Maintenance Fee for any Contract Year may increase or decrease from the prior year depending on the average of all Participant Account values under your plan’s Contract as of the last Valuation Day of the prior year. The Annual Maintenance Fee will be as set forth in the table below; however, We may charge the maximum Annual Maintenance Fee of $30 if a plan negotiates additional services under the Contract. The Annual Maintenance Fee helps to compensate Us for Our administrative services related to maintaining the Contract and the Participant Accounts.

Average Participant Account Value under Your Contract	Amount of the Annual Maintenance Fee
$0 to $19,999.99	$20
$20,000.00 to $39,999.99	$10
$40,000.00 and over	$0
The Annual Maintenance Fee may be reduced or waived (See “Experience Rating under the Contracts” and “Negotiated Charges and Fees”). We may also reduce or waive some or all of the Annual Maintenance Fee for plans that use a third-party administrator with systems that are compatible with Our own.
Mortality and Expense Risk and Administrative Charge
For providing administrative services, and for assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate against all Contract values in the Sub-Accounts. The rate of the charge depends on the total value of the aggregate Participant Accounts within the Contract anticipated by your Employer within 24 months of initial purchase by your Employer. If the actual aggregate level of Participant Accounts within the Contract is lesser than the anticipated level, we may increase the Mortality and Expense Risk and Administrative Charge on a going-forward basis. In no event will the charge exceed 1.25%.
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Before Annuity Commencement Date

Total Value of Participant Accounts under a Contract	Mortality and Expense Risk and Administrative Charge
$0 to $3,499,999.99	1.25%
$3,500,000.00 to $4,999,999.99	1.05%
$5,000,000.00 to $24,999,999.99	0.85%
$25,000,000.00 to $34,999,999.99	0.75%
$35,000,000.00 to $49,999,999.99	0.65%
$50,000,000.00 to $69,999,999.99	0.50%
$70,000,000.00 to $84,999,999.99	0.35%
$85,000,000.00 to $99,999,999.99	0.15%
$100,000,000.00 and over	0.00%
After Annuity Commencement Date

Mortality and Expense Risk and Administrative Charge
All Participants	1.25%
When your Employer purchases the Contract, your Employer chooses one of the following two methods that the mortality and expense risk and administrative charge is deducted under the Contract:
Method One: The mortality and expense risk and administrative charge is deducted daily. It is assessed as a percentage of the net asset value of each Fund when Accumulation Unit or Annuity Unit values are determined each day.
Method Two: The mortality and expense risk and administrative charge is deducted each calendar quarter. It is assessed as a percentage of the average daily assets of the Sub-Accounts during the calendar quarter. The charge is deducted from your Participant Account by redeeming the Accumulation Units or Annuity Units in proportion to the dollar amount of the charge. Method Two is not available to Contracts issued in New York.
The mortality and expense risk and administrative charge compensates us for providing administrative services and for assuming mortality and expense risks under the Contracts. We assume two types of mortality risk and an expense risk:
Mortality Risk During The Accumulation Period: During the period your Contributions are accumulating, we are required to cover any difference between the Minimum Death Benefit paid and the Participant Account value. These differences may occur during periods of declining value or in periods where the Contingent Deferred Sales Charges would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.
Mortality Risk During The Annuity Period: Once Annuity payouts have begun, we may be required to make Annuity payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.
Expense Risk: We also bear an expense risk that the Contingent Deferred Sales Charges and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.
Although variable Annuity payouts will fluctuate with the performance of the underlying Fund selected, your Annuity payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. This charge enables us to keep our commitments and to pay you as planned.
We also provide various administrative support services for plans. These services include recordkeeping, statements of account, internet and automated voice response account access, and participant educational materials.
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If the mortality and expense risk and administrative charge under a Contract is insufficient to cover actual costs incurred by us, we will bear the loss. If the mortality and expense risk and administrative charge exceeds these costs, we will keep the excess as profit. We may use these profits, as well as revenue sharing and Rule 12b-1 fees received from certain Funds, for any proper corporate purpose including, among other things, payment of sales expenses, including the fees paid to distributors. We expect to make a profit from the mortality and expense risk and administrative charge.
We may reduce the mortality and expense risk and administrative charge under the Contracts (See “Experience Rating under the Contracts” and “Negotiated Charges and Fees”).
Loan Fees
Loans may be subject to a one-time set-up fee of $50. In addition, loans may also be subject to an annual loan administration fee of $50. We deduct 25 percent of the annual fee at the end of each quarter or from the proceeds of a full Surrender of a Participant Account. We deduct the fee proportionately from the Sub-Accounts and any General Account value in a Participant Account.
Premium Taxes
We reserve the right to deduct a charge for Premium Tax imposed on Us by a state or other governmental entity. Certain states and municipalities impose a Premium Tax. In some cases, Premium Taxes are deducted at the time purchase payments are made; in other cases Premium Tax is assessed on the Annuity Commencement Date. We will pay Premium Taxes at the time imposed under applicable law. At Our sole discretion, We may deduct Premium Taxes at the time We pay such taxes to the applicable taxing authorities, at the time the Contract is surrendered, at the time a death benefit is paid, or at the time a Participant annuitizes.
Transfer Fee
You can transfer your Participant Account values between or among the Sub-Accounts up to 12 times per Participant Contract Year. A Transfer Fee of $5 may apply to each transfer in excess of 12 made in a Participant Contract Year. We do not currently charge the $5 Transfer Fee. The Transfer Fee does not apply to Contracts issued in New York.
Experience Rating under the Contracts
We may apply experience credits under a Contract based on investment, administrative or other factors, including, but not limited to: (1) the total number of Participants, (2) the sum of all Participants’ Account values, (3) the allocation of Contract values between the General Account and the Separate Accounts under the Contract, (4) present or anticipated levels of Contributions, distributions, transfers, administrative expenses or commissions, and (5) whether We are the exclusive annuity contract provider. Experience credits can take the form of a reduction in the deduction for Program and Administrative Charges, a reduction in the term or amount of any applicable Contingent Deferred Sales Charges, an increase in the rate of interest credited under the Contract, a reduction in the amount of the Annual Maintenance Fee or any combination of the foregoing. We may apply experience credits either prospectively or retrospectively. We may apply and allocate experience credits in such manner as We deem appropriate. Any such credit will not be unfairly discriminatory against any person, including the affected Contract Owners or Participants. Experience credits have been given in certain cases. Owners of Contracts receiving experience credits will receive notification regarding such credits. Experience credits may be discontinued at Our sole discretion in the event of a change in applicable factors. For Contracts issued in New York, We may only apply experience credits prospectively.
Negotiated Charges and Fees
The charges and fees described in this section vary from Contract to Contract, depending on plan characteristics. The Contract Owner can negotiate charges and fees. This flexibility allows Us and the Contract Owner to custom design a charge and fee structure that meets the financial goals of both the Contract Owner and Talcott Resolution.
Charges of the Funds
The Separate Account purchases shares of the Funds at net asset value. The net asset value of the fund reflects investment advisory fees, distribution fees and operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the Underlying Fund’s prospectuses.
Plan Related Expenses
The Contract Owner may direct Us to deduct amounts from the assets under a Contract to pay certain administrative expenses or other Plan-related Expenses including, but not limited to, fees to consultants, auditors, counsel, Talcott Resolution and other Plan service providers. We will deduct and pay such amounts to the Contract Owner or as directed by the Contract Owner. We may agree to include these amounts as an adjustment to the charge for administrative undertakings for the Separate Account.
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You should consult a tax advisor regarding the tax treatment of adviser fee payments. Please consult with your investment adviser before requesting us to pay financial adviser fees from this Contract compared to other assets you may have.
Any financial adviser fee you pay is in addition to this Contract’s fees and expenses.
You should ask your financial adviser about compensation they receive for this Contract. We are not an investment adviser, and we do not provide investment advice in connection with sales of the Contract. We are not a fiduciary to you, and do not make recommendations or assess suitability.
Description of the Contracts
The Contracts are group variable annuity contracts offered to:
•Tax deferred annuity programs adopted according to Section 403(b) of the Code by public school systems and certain tax-exempt organizations described in Section 501(c)(3) of the Code;
•Deferred compensation plans as defined in Section 457 of the Code sponsored by governmental employers or by certain tax-exempt organizations described in Section 501(c)(3) of the Code;
•Qualified governmental excess benefit plans under Section 415(m) of the Code;
•Retirement plans qualified under Sections 401(a) or 403(a) of the Code; and
•Individual Retirement Annuity programs adopted according to Section 408 of the Code.
•The Contracts are not available for issuance except as described above.
It is important that you notify Empower if you change your address. If your mail is returned to Empower, we are likely to suspend future mailings until an updated address is obtained. In addition, Empower may rely on a third party, including the U.S. Postal Service, to update your current address. Failure to give Empower a current address may result in payments due and payable on your Participant Account being considered abandoned property under state law (unless preempted by ERISA), and remitted to the applicable state.
Assignments
The Contract and a Participant’s interest in a Contract cannot be assigned, transferred or pledged.
Pricing and Crediting of Contributions
Initial Contributions to your Participant Account are credited within two Valuation Days of receipt of a properly completed application and the initial Contribution at the Empower Administrative Office.
If the application or other information accompanying the initial Contribution is incomplete when received, We will hold the money in a non-interest bearing account for up to five Valuation Days while We try to obtain complete information. If We cannot obtain the information within five Valuation Days, We will either return the Contribution and explain why it could not be processed or keep the Contribution if the Participant authorizes Us to keep it until the necessary information is provided.
Contributions properly designated for your Participant Account that are received prior to the close of the New York Stock Exchange will be invested on the same Valuation Day. Subsequent Contributions properly designated for your Participant Account that are received on a Non-Valuation Day or after the close of the New York Stock Exchange will be invested on the next Valuation Day.
Canceling your Certificate
For certificates issued in Florida, Minnesota, North Carolina, Texas and Utah in connection with 403(b) Contracts, you have a limited right to return your certificate for cancellation. We urge you to closely examine its provisions. If for any reason you are not satisfied with your certificate, simply return it within the timeframe specified after you receive it with a written request for cancellation that indicates your tax-withholding instructions. We will not deduct any Contingent Deferred Sales Charges during this time. We may require additional information before we can cancel your certificate.
You bear the investment risk from the time the certificate is issued until we receive your complete cancellation request.
The amount we pay you upon cancellation depends on the requirements of the state where you purchased your certificate.
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Surrender Charge Offset
You may be eligible to receive a credit to your Participant Account if you elect to make a Contribution that is transferred from a contract of another carrier within your plan. The credit is equal to the surrender charge you incurred from the other carrier when you make the transfer, and is limited to a maximum credit of 7%. To be eligible, you must transfer the Contribution initially to the General Account, but you may reallocate the amount afterwards as permitted by the Contract.
Your Employer may also be eligible for a Group Surrender Charge Offset if the initial payment made to the Contract consists of a transfer of funds held by the plan under an investment vehicle issued by another carrier. If, by reason of the transfer, the plan has paid, or will pay, a surrender charge, market value adjustment or other discontinuance penalty to the other carrier, Talcott Resolution will reimburse the plan not to exceed 7% of transferred assets.
Contribution Amounts
If the Plan adopted by the Contract Owner so provides, the Contract permits the allocation of Contributions, in multiples of 1% among the several Sub-Accounts of the Separate Account. The minimum amount that may be allocated to any Sub-Account in a Separate Account shall not be less than $10. Such changes must be requested in the form and manner prescribed by Us.
Transfers between Sub-Accounts
During phases of your Contract when transfers are permissible, you may make transfers between Sub-Accounts according to the following policies and procedures, as they may be amended from time to time.
A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Participant Account value among the Funds available in your Contract. Your transfer request will be processed as of the end of the Valuation Day that it is received in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when We process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to Us and your Registered Representative. Any oral communication should be re-confirmed in writing.
You may request a transfer into (purchases) a particular Sub-Account or transfers out of (redemptions) a particular Sub-Account. In addition, you may allocate Contributions to or request Surrenders from Sub-Accounts. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund We would need to sell to satisfy all Participants’ “transfer-out” requests. At the same time, We also combine all the daily requests to transfer into a particular Sub-Account or Contributions allocated to that Sub-Account and determine how many shares of that Underlying Fund We would need to buy to satisfy all Participants’ “transfer-in” requests.
In addition, many of the Underlying Funds that are available as investment options in Our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by Us or Our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.
We take advantage of Our size and available technology to combine sales of a particular Underlying Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by Us or Our affiliates. We also combine many of the purchases of that particular Underlying Fund for many of the products We offer. We then “net” these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that We sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.
For example, if We combine all transfer-out (redemption) requests and Surrenders of a Sub-Account with all other sales of that Underlying Fund from all Our other products, We may have to sell $1 million dollars of that Fund on any particular day. However, if other Participants and the owners of other products offered by Us, want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then We would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.
Restrictions on Sub-Account Transfers
First, you may make only one Sub-Account transfer request each day. We limit each Participants to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one “Sub-Account transfer,” however, you cannot transfer the same Participant Account value more than once a Valuation Day.
For Example:
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•If the only transfer you make on a day is a transfer of $10,000 from one Sub-Account into another Sub-Account, it would count as one Sub-Account transfer.
•If, however, on a single day you transfer $10,000 out of one Sub-Account into five other Sub-Accounts (dividing the $10,000 among the five other Sub-Accounts however you chose), that day’s transfer activity would count as one Sub-Account transfer.
•Likewise, if on a single day you transferred $10,000 out of one Sub-Account into ten other Sub-Accounts (dividing the $10,000 among the ten other Sub-Account however you chose), that day’s transfer activity would count as one Sub-Account transfer.
•Conversely, if you have $10,000 in Participant Account value distribution among 10 different Sub-Accounts and you request to transfer the Participant Account value in all those Sub-Accounts into one Sub-Account, that would also count as one Sub-Account transfer.
•However, you cannot transfer the same Participant Account value more than once in one day. That means if you have $10,000 in a money market fund Sub-Account and you transfer all $10,000 into a stock fund Sub-Account, on that same day you could not then transfer the $10,000 out of the stock fund Sub-Account into another Sub-Account.
Second, you are allowed to submit a total of 20 Sub-Account transfers each Calendar Year (the “Transfer Rule”) by U.S. Mail, Voice Response Unit, internet, or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, We will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, Our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.
We may aggregate a Contract Owner’s Contracts or a Participant’s Participant Accounts for the purposes of enforcing these restrictions.
The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation program. Reallocations made based on a Fund merger or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.
The Contracts provide for a Transfer Fee of $5 that applies to transfers between available investment options under the Contract. We do not currently charge the $5 Transfer Fee.
We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase or become a Participant under this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don’t purchase or become a Participant under this Contract if you plan to engage in “market timing,” which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you, as discussed below:
Fund Trading Policies
Generally, you are subject to an Underlying Fund’s trading policies, if any. We are obligated to provide, at the Underlying Fund’s request, tax identification numbers and other shareholder identifying information contained in Our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, We have agreed to serve as a Fund’s agent to help monitor compliance with that Underlying Fund’s trading policy.
We are obligated to follow each Underlying Fund’s instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning Sub-Account transfers into an Underlying Fund or other funds within that fund complex. We are not authorized to grant exceptions to an Fund’s trading policy. Please refer to each Underlying Fund’s prospectus for more information. Transactions that cannot be processed because of the Underlying Fund’s trading policies will be considered not in good order.
•In certain circumstances, the Underlying Fund’s trading policies do not apply or may be limited. For instance:
•Certain types of financial intermediaries may not be required to provide Us with shareholder information.
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•“Excepted funds” such as money market funds and any Underlying Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that an Underlying Fund treats as a single investor.
•An Underlying Fund can decide to exempt categories of Contract Owners whose contracts are subject to inconsistent trading restrictions or none at all.
•Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company sponsored contractual or systematic program such as transfers of assets as a result of asset allocation programs, automatic rebalancing programs, Annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a result of any deduction of charges or fees under a Contract; or (iv) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals, surrenders, or retirement plan contributions.
Possibility of Undetected Abusive Trading or Market Timing. We may not be able to detect or prevent all abusive trading activities. For instance,
•Since We net all the purchases and redemptions for a particular Underlying Fund for this and many of Our other products, transfers by any specific market timer could be inadvertently overlooked.
•Certain forms of variable annuities and types of Underlying Funds may be attractive to market timers. We cannot provide assurances that we will be capable of addressing possible abuses in a timely manner.
•These policies apply only to individuals and entities that own or are Participants under this Contract. However, the Underlying Funds that make up the Sub-Accounts of this Contract are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have different or less restrictive transfer rules or no transfer restrictions at all.
•In some cases, We are unable to count the number of Sub-Account transfers requested by Participants or enforce the Transfer Rule because We do not keep Participant Account records for a Contract. In those cases, the Participant Account records and Participant Sub-Account transfer information are kept by the Contract Owner or its third party service provider. These Contract Owners and third party service providers may provide Us with limited information or no information at all regarding Participant Sub-Account transfers.
Impact of Frequent Transfers
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Participant Account. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity payouts for your payee as well as reduce value of other optional benefits available under your Contract.
Separate Account investors could be prevented from purchasing Fund shares if We reach an impasse on the execution of a Fund’s trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all Our variable product investors if the Fund and We cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund’s opinion, has violated the Fund’s trading policy.
In some cases, We do not have the tax identification number or other identifying information requested by a Fund in Our records. In those cases, We rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, We may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all Participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.
General Account Option Transfers
You may make transfers out of the General Account Option to the Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%). For Contracts issued or amended on or after May 1, 1992:
•Transfers of assets presently held in the General Account option, or which were held in the General Account option at any time during the preceding three months, to any account that we determine is a competing account, are prohibited.
•Similarly, transfers of assets presently held in any account during the preceding three months, that we determine is a competing account, to the General Account option, are prohibited
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In addition, we may limit the maximum amount transferred or Surrendered from the General Account option under a Participant Account to 1/6th of such portion of the Participant Account held in the General Account option in any one Participant Contract Year.
These restrictions apply to all transfers from the General Account Option, including all systematic transfers.
As a result of these limitations, it may take a longer period of time (i.e., several years) to move Participant Account values in the General Account Option to Sub-Accounts and therefore this may not provide an effective short term defensive strategy.
Telephone and Internet Transfers
Transfer instructions received by telephone on any Valuation Day before the end of any Valuation Day will be carried out that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day.
Transfer instructions you send electronically are considered to be received by Us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the end of any Valuation Day, the instructions will be carried out that Valuation Day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgement, you should contact Us as soon as possible.
Telephone or internet transfer requests may be cancelled via the internet or by calling Us before the end of the Valuation Day you made the transfer request.
We, Our agents or Our affiliates are not responsible for losses resulting from telephone or electronic requests that We believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through Our website are genuine, including a requirement that Contract Owners and Participants provide certain identifying information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.
Contract Value
Your Participant Account value reflects the sum of the amounts under your Participant Account allocated to the General Account option and the Sub-Accounts.
There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit value. Therefore, on any Valuation Day the portion of your Participant Account allocated to the Sub-Accounts will reflect the investment performance of the Sub-Accounts and will fluctuate with the performance of the Underlying Funds.
Contributions made or Contract values allocated to a Sub-Account are converted into Accumulation Units by dividing the amount of the Contribution or allocation, minus any Premium Taxes, by the Accumulation Unit value for that Valuation Day. The more Contributions or Contract values allocated to the Sub-Accounts under your Participant Account, the more Accumulation Units will be reflected under your Participant Account. You decrease the number of Accumulation Units in a Sub-Account under your Participant Account by requesting Surrenders, transferring money out of a Sub-Account, submitting a Death Benefit claim or by electing an Annuity payout from your Participant Account.
To determine the current Accumulation Unit value, We take the prior Valuation Day’s Accumulation Unit value and multiply it by the Net Investment Factor for the current Valuation Day. The value of the Separate Account is determined at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time).
The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. At the time your Employer purchases the Contract, your Employer chooses one of the following two methods to calculate the Net Investment Factor. The value of your Participant Account will be the same, regardless of the method chosen by your Employer.
Method One
The Net Investment Factor for each Sub-Account equals:
•the net asset value per share plus applicable distributions per share of the corresponding Underlying Fund at the end of the current Valuation Day; divided by
•the net asset value per share of the corresponding Underlying Fund at the end of the prior Valuation Day; multiplied by
•the daily expense factor for the mortality, expense risk and administrative charge and any other applicable charges, adjusted for the number of days in the period.
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Method Two (not available to Contracts issued in New York)
The Net Investment Factor for each Sub-Account equals:
•the net asset value per share of the corresponding Underlying Fund at the end of the current Valuation Day; divided by
•the net asset value per share of the corresponding Underlying Fund at the end of the prior Valuation Day.
Under Method Two, the value of any applicable Underlying Fund distributions per share creates additional Accumulation Units.
We will send you a statement for each calendar quarter, that tells you how many Accumulation Units you have, their value and your total Participant Account value. You can also call (844) 804-8989 to obtain your Participant Account value or, where available, you may access your account information through our website at www.massmutual.com/govnp.
Shares of the Underlying Funds are valued at net asset value on a daily basis. A complete description of the valuation method used in valuing Fund shares may be found in the Underlying Funds’ prospectus.
Surrenders and Withdrawals
IMPORTANT TAX INFORMATION: There are certain restrictions on section 403(b) tax-sheltered annuities. As of December 31, 1988, all section 403(b) annuities have limits on full and partial surrenders. Contributions to the Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless the Contract Owner/employee has a) attained age 59 1∕2, b) a severance from employment, c) died, d) become disabled or e) experienced financial hardship (cash value increases may not be distributed for hardships prior to age 59 1∕2). Distributions prior to age 59 1∕2 due to financial hardship or separation from service may still be subject to a penalty tax of 10%. We will not assume any responsibility for determining whether a withdrawal is permissible, with or without tax penalty, in any particular situation; or in monitoring withdrawal requests regarding pre or post January 1, 1989 Contract Values. Any full or partial Surrender described above may affect the continuing tax-qualified status of some Contracts or plans and may result in adverse tax consequences to the Contract Owner. The Contract Owner, therefore, should consult with a tax adviser before undertaking any such Surrender (See “Federal Tax Considerations”).
After termination of Contributions on your behalf and prior to your Annuity Commencement Date, you will have the following options:
1.Continue your Participant’s Account under the Contract. Under this option, when the selected Annuity Commencement Date arrives, payments will begin under the selected Annuity payout option (See “Annuity Payout Options”). At any time before the Annuity Commencement Date, you may your Participant Account for a lump sum cash settlement in accordance with 3. below.
2.To provide Annuity payouts immediately. The values in your Participant’s Account may be applied, subject to contractual provisions, to provide for Fixed or Variable Annuity payouts, or a combination thereof, commencing immediately, under the selected Annuity payout option under the Contract (See “Annuity Payout Options”).
3.To Surrender your Account in a single sum. The amount received will be the value next computed after receipt of a written Surrender request for complete Surrender at the Empower Administrative Office, less any applicable Contingent Deferred Sales Charge, Annual Maintenance Fee and Premium Taxes. Payment will normally be made within seven days after We receive the written request.
4.To request a partial Surrender of your Participant’s Account. Partial Surrenders are taken from the Sub-Account(s) that you specify. If you do not specify the Sub-Account(s), We will take the amount out of all applicable Sub-Account(s) on a pro rata basis. We will deduct any applicable Sales Charges from the partial Surrender (See “Contract Charges”).
5.To begin making monthly, quarterly, semi-annual or annual withdrawals while allowing your Participant Account to remain in the Accumulation Period. Your Participant Account remains subject to the Annual Maintenance Fee and any fluctuations in the investment results of the Sub-Accounts or any of the underlying investments. You may transfer the values of your Participant Account from one or more Sub-Accounts or the General Account option to any other Sub-Account, the General Account option or to any combination thereof, subject to Contract restrictions (See “Systematic Withdrawal Option”).
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Systematic Withdrawal Option
If permitted by IRS regulations and the terms of the Plan, a Participant can make withdrawals while allowing his or her Participant Account to remain in the Accumulation Period under the Contract. Eligibility under this provision is limited to Participants who have terminated their employment with the Employer at the time they elect the Systematic Withdrawal Option (“SWO”). Payments are limited to 18.0% of the Participant’s Account annually. The minimum payment amount is $100. SWO payments generally are taxable as ordinary income and, if made prior to age 59 1∕2 , an IRS tax penalty may apply. Any Contingent Deferred Sales Charge otherwise applicable is waived on SWO payments.
Participants elect the specific dollar amount to be withdrawn, the frequency of payments (monthly, quarterly, semi-annually or annually) and the duration of payments (either a fixed number of payments or until the Participant’s Account is depleted). The duration of payments may not extend beyond the Participant’s life expectancy as of the beginning date of SWO payments or the joint and last survivor life expectancy of the Participant and the Participant’s Beneficiary. Participants may not elect the SWO if there is an outstanding loan amount.
A Participant can change the terms of a SWO as often as four times in each calendar year, can terminate the SWO at any time, and can elect one of the five available Annuity options or a partial or full lump sum withdrawal. If a partial or full lump sum withdrawal is elected within 12 months of a SWO payment, the Contingent Deferred Sales Charge that was previously waived, if any, will be deducted from the Participant’s Account upon withdrawal. Unless you direct otherwise, SWO payments will be deducted on a pro rata basis from the General Account option and each Sub-Account to which the Participant’s Account is allocated.
The SWO may only be elected pursuant to an election on a form provided by Us. Election of the SWO does not affect Participants’ other rights under the Contracts.
Payment of Surrender Value
Payments from the Sub-Accounts may be delayed beyond seven days only for periods (1) during which the New York Stock Exchange is closed other than customary weekend or holidays closings, or during which trading on the New York Stock Exchange is restricted; (2) during which an emergency exists that makes the valuation and disposal of the securities not reasonably practical; and (3) such other periods that the SEC may by order permit for the protection of investors.
Annuity Options
You are not required to annuitize this Contract. A Participant selects an Annuity Commencement Date (usually between the Participant’s 50th birthday and the date on which the Participant attains their “applicable age” as described under “Federal Tax Considerations”) and an Annuity payout option. The Annuity Commencement Date may be any day of any month before or including the month of a Participant’s 90th birthday, or an earlier date if prescribed by applicable law.
The Annuity Commencement Date and/or the Annuity payment option may be changed from time to time, but any such change must be made at least 30 days prior to the date on which Annuity payouts are scheduled to begin. Annuity payouts will normally be made on the first business day of each month, or another mutually agreed upon business day.
The Contract contains five Annuity payout options that may be selected on either a Fixed or Variable Annuity basis, or a combination thereof. If a Participant does not elect otherwise, We reserve the right to begin Annuity payouts at age 90 under Option 2 with 120 monthly payments certain. However, unless required by applicable law, We will not assume responsibility in determining or monitoring any required minimum distributions (See “Federal Tax Considerations”). Generally, depending on the terms of your retirement plan, you may select from the following payment frequencies: monthly, quarterly, semi-annually, and annually.
Annuity Payout Options
Option 1: Life Annuity where We make monthly Annuity payouts for as long as the Annuitant lives.
❖     Payments under this option stop with the last monthly payment preceding the death of the Annuitant, even if the Annuitant dies after one payment. This option offers the maximum level of monthly payments of any of the other life annuity options (Options 2-4) since there is no guarantee of a minimum number of payments nor a provision for a death benefit payable to a Beneficiary.
Option 2: Life Annuity with 120, 180 or 240 Monthly Payments Certain where We make monthly payments for the life of the Annuitant with the provision that payments will be made for a minimum of 120, 180 or 240 months, as elected. If, at the death of the Annuitant, payments have been made for less than the minimum elected number of months, then any remaining guaranteed monthly payments will be paid to the Beneficiary unless other provisions have been made and approved by Us.
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Option 3: Unit Refund Life Annuity where We make monthly payments during the life of the Annuitant terminating with the last payment due prior to the death of the Annuitant, except that an additional payment will be made to the Beneficiary if (a) below exceeds (b) below:

(a)	=	total amount applied under the option at the Annuity Commencement Date
Annuity Unit value at the Annuity Commencement Date
(b)	=	number of Annuity Units represented by each monthly Annuity payout made	×	number of monthly Annuity payouts made
The amount of the additional payments is determined by multiplying the excess, if any, by the Annuity Unit value as of the date We receive Due Proof of Death.
Option 4: Joint and Last Survivor Annuity where We make monthly payments during the joint lifetime of the Annuitant and a designated individual (called the joint Annuitant) and then throughout the remaining lifetime of the survivor, ending with the last payment prior to the death of the survivor.
❖    When the Annuity is purchased, the Annuitant elects what percentage (50%, 662/3%, 75% or 100%) of the monthly Annuity payout will continue to be paid to the survivor.
❖Under this Option 4, it would be possible for an Annuitant and joint Annuitant to receive only one payment in the event of the common or simultaneous death of the Annuitant and joint Annuitant prior to the due date for the second payment.
Option 5: Payments for a Designated Period where We agree to make monthly payments for the number of years selected. Under the Contracts, the minimum number of years is five. In the event of the Annuitant’s death prior to the end of the designated period, the present value of any then remaining payments will be paid in one lump sum to the Beneficiary unless other provisions have been made and approved by Us.
❖Option 5 does not involve life contingencies and does not provide any mortality guarantee.
❖Surrenders are subject to the limitations set forth in the Contract and any applicable Contingent Deferred Sales Charges (See “Contract Charges”).
For Contracts issued in New York, no surrenders are permitted by the Annuitant after Annuity payments commence under Option 5.
Once Annuity payouts have started, no Surrenders are permitted except from an annuity under Annuity Payout Option 5 - Payments for a Designated Period – that are paid on a variable basis. Such surrenders may be subject to a Contingent Deferred Sales Charge.
Options 2 and 5 are available only if the guaranteed Annuity payout period is less than the life expectancy of the Annuitant or the joint life expectancy of the Annuitant and their Joint Annuitant at the time the option becomes effective. Such life expectancy shall be computed on the basis of the mortality table prescribed by the IRS or, if none is prescribed, the mortality table then in use by Us.
We may offer other Annuity payout options from time to time. Not all Annuity payout options will be available in all states or in all Contracts.
Calculation of Annuity Payment
During the Annuity Period, your Participant Account Value will be applied to the Annuity Payout Option on either a fixed or variable basis, as you select. The minimum Annuity payout is $20. No election may be made which results in a first payment of less than $20. If at any time Annuity payouts are or become less than $20 We have the right to change the frequency of payment to intervals that will result in payments of at least $20.
Variable Annuity Payments
The value of the Annuity Unit for each Sub-Account in the Separate Account for any day is determined by multiplying the value for the preceding day by the product of (1) the Net Investment Factor (see “Contract Value”) for the day for which the Annuity Unit value is being calculated, and (2) a factor to neutralize the assumed net investment rate discussed below.
The value of the Contract is determined as the product of the value of the Accumulation Unit credited to each Sub-Account no earlier than the close of business on the fifth business day preceding the date the first Annuity payout is due and the number of Accumulation Units credited to each Sub-Account as of the date the Annuity is to commence.
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The first monthly payment varies according to the Annuity payout option selected. The Contract cites Annuity tables derived from the 1983a Individual Annuitant Mortality Table with an assumed interest rate (“A.I.R.”) of 4.00% per annum. The total first monthly Annuity payout is determined by multiplying the value (expressed in thousands of dollars) of a Sub-Account (less any applicable Premium Taxes) by the amount of the first monthly payment per $1,000 of value obtained from the tables in the Contracts. With respect to Fixed Annuities only, the current rate will be applied if it is higher than the rate under the tables in the Contract.
Level Annuity payouts would be provided if the net investment rate remained constant and equal to the A.I.R. In fact, payments will vary up or down in the proportion that the net investment rate varies up or down from the A.I.R. A higher A.I.R. may produce a higher initial payment but more slowly rising and more rapidly falling subsequent payments than would a lower interest rate assumption.
The amount of the first monthly Annuity payout, determined as described above, is divided by the value of an Annuity Unit for the appropriate Sub-Account not later than the fifth business day preceding the day on which the payment is due in order to determine the number of Annuity Units represented by the first payment. This number of
Annuity Units remains fixed during the Annuity Period, and in each subsequent month the dollar amount of the Annuity payout is determined by multiplying this fixed number of Annuity Units by the then current Annuity Unit value.
The Annuity payouts will be made on the date selected. The Annuity Unit value used in calculating the amount of the Annuity payouts will be based on an Annuity Unit value determined as of the close of business on a day not more than the fifth business day preceding the date of the Annuity payout.
Here is an example of how a Variable Annuity is determined:

ILLUSTRATION OF ANNUITY PAYOUTS: (UNISEX) AGE 65, LIFE ANNUITY WITH 120 PAYMENTS CERTAIN
A.	Net amount applied	$139,782.50
B.	Initial monthly income per $1,000 of payment applied	6.13
C.	Initial monthly payment (A × B ÷ 1,000)	$856.87
D.	Annuity Unit Value	3.125
E.	Number of monthly annuity units (C ÷ D)	274.198
F.	Assume annuity unit value for second month equal to	2.897
G.	Second monthly payment (F × E)	$794.35
H.	Assume annuity unit value for third month equal to	3.415
I.	Third month payment (H × E)	$936.39
The above figures are simply to illustrate the calculation of a Variable Annuity and have no bearing on the actual historical record of any Separate Account.
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Benefits Available Under the Contract
The following table summarizes information about the benefits under the Contract.

Benefit	Purpose	Whether Benefit Is Standard or Optional	Maximum Fee	Restrictions/ Limitations
Death Benefit
If the participant dies during the Accumulation Period, then the type of death benefit paid depends on whether the participant died (a) before age 65, or (b) on or after age 65. If the participant died before age 65, a Minimum Death Benefit is payable to the Beneficiary, which is generally the greater of the greater of (a) the value of the Participant Account and (b) 100% of the Contributions to the Participant Account less prior Surrenders and outstanding Participant loans. If the participant dies on or after age 65, then the Contract pays a death benefit equal to the Participant Account Value, less any outstanding charges and loan balances.
Standard
1.25% (Either deducted via
Method 1 (daily deduction as a
percentage of net asset value of
each fund) or
Method 2
(quarterly
deduction as a
percentage of the average daily
assets of Sub-
Accounts during calendar quarter), depending on
which method is selected by your Employer)

•For Minimum Death Benefit, value of Participant account measured on date that all completed paperwork received for all states except IL. In IL, measured on date Due Proof of Death is received.
•The deduction of advisory fees will reduce your death benefit.

Participant Loan	The Participant may be able request a loan from his or her Participant Account Value during the Accumulation Phase if permitted by the Code and the terms of the Plan.	Standard	Loan set-up fee of $50.00 and annual loan administration fee of $50.00.	•Must be permitted by the Code and the terms of the Plan.
Systemic Withdrawal Option	The Participant may be able request a loan from his or her Participant Account Value during the Accumulation Phase if permitted by the Code and the terms of the Plan.	Standard	None
•Limited to Participants who have terminated their employment with the Employer;
•Duration of payments may not extend beyond the Participant’s life expectancy;
•A Participant may not elect the Systemic Withdrawal Option if there is an outstanding Loan.

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Death Benefits
Determination of the Beneficiary: The Beneficiary is the person or persons designated to receive payment of the death benefit upon the death of the Participant. If no designated Beneficiary remains living at the death of the Participant, the Participant’s estate is the Beneficiary.
Death before the Annuity Commencement Date:
•Death prior to age 65: If the Participant dies before the Annuity Commencement Date or the Participant’s attainment of age 65 (whichever comes first) the Minimum Death Benefit is payable to the Beneficiary. The Minimum Death Benefit is the greater of (a) the value of your Participant Account determined as of the day we receive Due Proof of Death and our receipt of a completed settlement instruction at our Administrative Offices or (b) 100% of the total Contributions made to your Participant Account, reduced by any prior partial Surrenders or outstanding Participant loan indebtedness. For Contracts purchased in Illinois, the Minimum Death Benefit is the greater of (a) the value of your Participant Account determined as of the day we receive Due Proof of Death at our Administrative Offices or (b) 100% of the total Contributions made to your Participant Account, reduced by any prior partial Surrenders or outstanding Participant loan indebtedness. To the extent you have Related Contracts under your plan, we may take into consideration corresponding Participant Account values, Contributions, Surrenders, or loan indebtedness in calculating the Minimum Death Benefit. The value of a Participant’s Account on any Valuation Day before the Annuity Commencement Date will be reduced by any applicable Premium Taxes not already deducted.
•Death on or after age 65: If the Participant dies before the Annuity Commencement Date but on or after the Participant’s 65th birthday, the Beneficiary(ies) will receive the value of your Participant Account (less any applicable Premium Taxes not already deducted) as of the date we receive Due Proof of Death and our receipt of a completed settlement instruction at our Administrative Offices. For Contracts purchased in Illinois, the Beneficiary(ies) will receive the value of your Participant Account (less any applicable Premium Taxes not already deducted) as of the date we receive Due Proof of Death at our Administrative Offices.
Calculation of the death benefit: Except for Contracts purchased in Illinois, if the Participant dies before the Annuity Commencement Date, the death benefit will be calculated as of the date we receive Due Proof of Death and our receipt of a completed settlement instruction. The death benefit remains invested in the Separate Account and/or General Account option according to your last instructions until the proceeds are paid or we receive new settlement instructions from the Beneficiary. During the time period between our receipt of Due Proof of Death and our receipt of the completed settlement instructions, the calculated death benefit will be subject to market fluctuations. Upon receipt of complete settlement instructions, we will calculate the payable amount.
If the proceeds are taken in a single sum, payment will normally be made within seven days of our receipt of completed settlement instructions.
You may apply the death benefit payment to any one of the Annuity payout options (See “Annuity Payout Options”) instead of receiving the death benefit payment in a single sum. An election to receive payment of death benefits under an Annuity payout option must be made before a lump sum settlement and within one year after the death by written notice to us at our Administrative Offices. Proceeds due on death may be applied to provide variable payments, fixed payments, or a combination of variable and fixed payments. No election to provide Annuity payouts will become operative unless the initial Annuity payout is at least $20 on either a variable or fixed basis, or $20 on each basis when a combination benefit is elected. The manner in which the Annuity payouts are determined and in which they may vary from month to month are the same as applicable to a Participant’s Account after retirement (See “Contract Value”).
Death on or after the Annuity Commencement Date: If the Annuitant dies on or after the Annuity Commencement Date, there may be no payout at death unless the Annuitant has elected an Annuity payout option that permits the Beneficiary to elect to continue Annuity payouts or to receive the computed value.
Participant Loans
During the Accumulation Period, a Participant under a Tax-sheltered Annuity plan may request a loan from his or her Participant Account, if permitted by the Plan. Loans from a Participant’s Account may not be available in all states or may be subject to restrictions. When you initiate a loan from your Participant Account, We deduct a loan set-up fee of $50. In addition, while your loan is outstanding, We deduct a $50 annual loan administration fee from your Participant Account on a quarterly basis. We deduct 25 percent of the annual fee on the last Valuation Day of each quarter, or from the proceeds of a full Surrender of your Participant Account.
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When you take a loan from your Participant Account, for record-keeping purposes, an amount equal to your loan, plus interest, is placed into a loan account. When you make loan repayments, the amount of the loan account decreases until your loan account is re-paid in full. You must pay back your loan according to the payment schedule set by the terms of your loan agreement. The loan agreement describes the terms, conditions, and any fees or charges of your loan.
Loans will have a permanent effect on the Participant’s Account because the investment results of each Sub-Account will apply only to the amount remaining in such Sub-Account. The longer a loan is outstanding, the greater the impact on the Participant’s Account is likely to be. Also, if not repaid, the outstanding loan balance will reduce the death benefit otherwise payable to the Beneficiary.
Federal Tax Considerations
General
The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on Our understanding of the existing provisions of the Code, Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income.
This summary has been prepared by Us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.
THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.
Civil Unions & Domestic Partnerships
Upon your death, a surviving spouse may have certain continuation rights under the Contract that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of ”spouse“ under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Parties to a civil union or domestic partnership are not treated as spouses under federal law. Consequently, certain transactions, such as change of ownership or continuation of the contract after death, may be taxable to those individuals. You should consult a tax and/or legal advisor for more information on this subject if it applies to you.
Tax Reporting
The federal, as well as state and local, tax laws and regulations require Us to report certain transactions with respect to the Contract (such as an exchange of or a distribution from the Contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide you with a copy of what was reported. This copy is not intended to supplant your own records. It is your responsibility to ensure that what you report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on your books and records. You should review whatever is reported to the taxing authorities by Us against your own records, and in consultation with your own tax advisor, and should notify Us if you find any discrepancies in case corrections have to be made.
Taxation of Talcott Resolution and the Separate Account
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The Separate Account is taxed as part of Talcott Resolution which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a ”regulated investment company“ under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. (See ”Contract Value“). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.
Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. Talcott Resolution is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since Talcott Resolution is the owner of the assets from which the tax benefits are derived.
Diversification of the Separate Account
For certain types of Contracts, the Internal Revenue Code (”Code“) requires that investments supporting these Contracts be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Underlying Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.
The Treasury Department’s diversification regulations under Code Section 817(h) require, among other things, that:
•no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,
•no more than 70% is represented by any two investments,
•no more than 80% is represented by any three investments and
•no more than 90% is represented by any four investments.
In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.
A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to pay the tax due for the period during which the diversification requirements were not met.
Tax Ownership of the Assets in the Separate Account
In order for certain variable annuity contracts to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the ”owner“ of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the ”tax owner“ of certain separate account assets, income and gain from such assets would be includable in the variable contract owner’s gross income. The U.S. Tax Court followed the IRS position and held that a variable contract owner would be treated for federal tax purposes as the owner of the separate account assets (Webber v. Commissioner, 14 Tax Court No. 17, June 30, 2015). The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular sub-accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and variable life insurance contracts. The distinction between when a variable contract owner will be determined to own the separate account under the analysis of the IRS and the Tax Court can best be illustrated by the following IRS rulings.
Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer’s separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such ”public availability“ means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in Our Separate Account for your Contract are available for purchase except through an insurer’s variable contracts or by other permitted entities.
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Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Underlying Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, We believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, We reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.
Non-Natural Persons as Owners
Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:
•A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),
•A contract acquired by the estate of a decedent by reason of such decedent’s death,
•Certain contracts acquired with respect to tax-qualified retirement arrangements,
•Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or
•A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract’s purchase.
A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.
Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the ”holder“ in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a ”holder.“ In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the ”holder.“ However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.
Annuity Purchases by Nonresident Aliens and Foreign Corporations
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to Talcott Resolution. If withholding applies, We are required to withhold tax at the 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence.
Generation Skipping Transfer Tax
Under certain circumstances, the Code may impose a ”generation skipping transfer tax“ when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require Talcott Resolution to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
Tax-Qualified Retirement Plans
This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.
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The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a ”Qualified Plan“ or ”Plan“). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.
The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not Us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance with regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on Our books and records. If you are purchasing a Contract through a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Contract Value.
The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into Our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.
We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.
Individual Retirement Annuities (”IRAs“)
In addition to ”traditional“ IRAs governed by Code Sections 408(a) and (b) (”Traditional IRAs“), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.
a.Traditional IRAs
Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions (”RMDs“) when the Owner reaches their Required Beginning Date or dies (or the distribution qualifies for one of the other exceptions to the penalty on early distributions), as described below, may result in imposition of a 25% penalty tax on any excess of the RMD amount over the amount actually distributed. This excise tax is reduced to 10% if a distribution of the shortfall is made within two years and to the date the excise tax is assessed or imposed by the IRS. In addition, any amount received before the Owner reaches age 59 1∕2 or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.
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You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. Effective January 1, 2020, non-spouse ”designated beneficiaries“ of a deceased Owner must generally receive distributions within 10 years of the death of the Owner. However, the life expectancy payout option (a/k/a ”IRA stretch“) is still available for non-spouse beneficiaries who are ”Eligible Designated Beneficiaries“ enabling them to make a tax-free ”direct rollover“ (in the form of a direct transfer between Plan fiduciaries, as described below in ”Rollover Distributions“) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an ”inherited IRA“ that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant). ”Eligible Designated Beneficiaries“ include beneficiaries who are not more than 10 years younger, disabled, chronically ill, and minors until age of majority, at which time the 10-year rule applies. In addition, such a Plan is not required to permit such a rollover.
b.SEP IRAs
Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension (”SEP“) or a SEP IRA. A SEP IRA can have employer, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
c.SIMPLE IRAs
The Savings Incentive Match Plan for Employees of small employers (”SIMPLE Plan“) is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees (”SIMPLE IRAs“). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 25% penalty tax for failure to make a full RMD (or reduced amount), and to the 10% penalty tax on premature distributions, as described below. In addition, the 10% penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.
If We do not serve as the Designated Financial Institution for your employer’s SIMPLE Plan, for you to use one of Our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with Us.
d.Roth IRAs
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Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner’s lifetime. Generally, however, upon the Owner’s death the amount remaining in a Roth IRA must be distributed by the end of the tenth year after such death for non-spouse designated beneficiaries or distributed over the life or life expectancy of an Eligible Designated Beneficiary. The Owner of a Traditional IRA or other qualified plan assets may convert a Traditional IRA into a Roth IRA under certain circumstances. The conversion of a Traditional IRA or other qualified plan assets to a Roth IRA will subject the fair market value of the converted Traditional IRA to federal income tax in the year of conversion. In addition to the amount held in the converted Traditional IRA, the fair market value may include the value of additional benefits provided by the annuity contract on the date of conversion, based on reasonable actuarial assumptions. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. Distributions from eligible Qualified Plans can be ”rolled over“ directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a ”conversion“ Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan
Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of ”incidental“ death benefits, and the time when RMDs must commence. There are annual limits on contributions to 401(a) defined contribution plans generally, and to 401(k) plans specifically. Salary reduction contributions to a 401(k) option cannot exceed the lesser of a dollar limit ($23,500 in 2025) or 100% of the employee’s ”includible compensation.“ For participants over age 50, a special additional catch-up provision may be available ($7,500 in 2025 or $11,250 if the participant is age 60-63). In addition, a Plan’s provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. In addition, elective deferrals made by participants under a 401(k) arrangement are subject to specific distribution limitations similar to those outlined below for 403(b) plans. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.
In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits ”incidental“ to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.
Tax-Sheltered Annuity under Section 403(b) (”TSA“)
Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code Section 501(c)(3) to purchase a ”tax-sheltered annuity“ (”TSA“) contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee’s gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit ($23,500 in 2025) or 100% of the employee’s ”includable compensation“ for the most recent full year of service, subject to other adjustments. There are also legal limits on the annual elective deferrals a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased ($7,500 in 2025 or $11,250 if the participant is age 60-63). A TSA participant should contact the Plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.
A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:
a.after the employee reaches age 59 1∕2;
b.upon the employee’s separation from service;
c.upon the employee’s death or disability;
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d.in the case of hardship as defined in applicable regulations (and in the case of hardship, any income attributable to such contributions may not be distributed);
e.as a qualified reservist distribution upon certain calls to active duty; or
f.with respect to amounts invested in a lifetime income investment, the date that is 90 days prior to the day that such lifetime income investment may no longer be held as an investment option under the plan.
An employer sponsoring a TSA may impose additional restrictions on your TSA through its Plan document.
Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits ”incidental“ to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA.
Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant’s or beneficiary’s accumulated benefit immediately before such exchange (taking into account such participant’s or beneficiary’s accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant’s employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information.
Deferred Compensation Plans under Section 457 (”Section 457 Plans“)
Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a ”governmental employer“ is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an ”Eligible Deferred Compensation Plan“ or ”Section 457(b) Plan.“ Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant’s includible compensation or (2) the applicable dollar amount, ($23,500 in 2025). The Plan may provide for additional ”catch-up“ contributions. One catch-up contribution allows participants over age 50 to make additional contributions each year ($7,500 in 2025 or $11,250 if the participant is age 60-63); while another permits 457(b) pre-retirement contributions in the three prior years to, but not including, the year the participant reaches normal retirement age. A participant cannot use both catch-up provisions concurrently. In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 59 1∕2, (2) the participant has a severance from employment (including death), (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations), or (4) with respect to amounts invested in a lifetime income investment, the date that is 90 days prior to the date that such lifetime income investment may no longer be held as an investment option under the Plan.
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Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts, certain other insurance contracts, and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (nongovernmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. Where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer’s general creditors under Code Section 457(b)(6).
Taxation of Amounts Received from Qualified Plans
Except under certain circumstances in the case of Roth IRAs or Roth accounts in a Qualified Plan, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other ”investment in the contract.“ For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, Code Section 72 provides the tax rules for determining what portion of each amount received represents a tax-free recovery of ”investment in the contract“.
For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the ”investment in the contract,“ based on the ratio of the ”investment in the contract“ over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.
In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.
Penalty Taxes for Qualified Plans
Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions (”RMDs“). Penalty taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The penalty taxes on premature distributions and failures to make timely RMDs are more uniform and are described in more detail below.
a.Penalty Taxes on Premature Distributions
Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59 1∕2. However, this 10% penalty tax does not apply to a distribution that is either:
i.made to a beneficiary (or to the employee’s estate) on or after the employee’s death;
ii.attributable to the employee’s becoming disabled under Code Section 72(m)(7);
iii. part of a series of substantially equal periodic payments (not less frequently than annually  —  ”SEPPs“) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary (”SEPP Exception“), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;
iv.(except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);
v.(except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);
vi.not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year which are not reimbursed by health insurance (without regard to whether the taxpayer deducts the unreimbursed medical expenses);
vii.certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty;
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viii.distributions of up to $5,000 from a retirement plan in the case of a birth or adoption of a child under Code Section 72(t)(2)(H); or
ix.certain designated qualified disaster distributions.
In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:
i.made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;
ii.not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7);
iii.for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8); or
iv.certain other exceptions to the 10% penalty tax.
If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59 1∕2 and (b) 5 years have elapsed since the first of these periodic payments.
For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual’s employer under a SIMPLE Plan, the 10% penalty tax rate is increased to 25%.
b.RMDs and 25% Penalty Tax
If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution (”RMD“) for the year, the participant is subject to a 25% penalty tax on the amount that has not been timely distributed. This excise tax is reduced to 10% if a distribution of the shortfall is made within two years and to the date the excise tax is assessed or imposed by the IRS.
An individual’s interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of  —
i.the calendar year in which the individual attains their applicable age, or
ii.(except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.
If the individual attains (1) age 70 1∕2 before 2020, the applicable age is 70 1∕2; (2) age 72 during or after 2020 but before 2023, the applicable age is 72; (3) age 72 during or after 2023 and age 73 before 2033, the applicable age is 73; or (4) age 74 after 2032, the applicable age is 75.
The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over  —
a.the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or
b.over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.
Effective January 1, 2020, non-spouse ”designated beneficiaries“ of a deceased plan participant Owner must generally receive distributions within 10 years of the death of the participant. However, the life expectancy payout option (a/k/a ”stretch payout“) is still available for non-spouse beneficiaries who are ”Eligible Designated Beneficiaries“ enabling them to make a tax-free ”direct rollover“ (in the form of a direct transfer between Plan fiduciaries, as described below in ”Rollover Distributions“) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an ”inherited IRA“ that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant). ”Eligible Designated Beneficiaries“ include beneficiaries who are not more than 10 years younger, disabled, chronically ill, and minors until age of majority, at which time the 10-year rule applies.
If an individual dies after RMDs have begun for such individual, any remainder of the individual’s interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual’s death.
The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner’s surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
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The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount. RMDs also can be made in the form of Annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.
In addition, in computing any RMD amount based on a contract’s account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 25% penalty tax for RMDs (or reduced amount) if such additional RMD amount is not timely distributed. There is a recent exception to the RMD rules for certain lifetime income annuity benefits (Qualified Longevity Annuity Contracts, or ”QLAC“), provided by Revenue Ruling 2012-3 and proposed Treasury regulations.
Tax Withholding for Qualified Plans
Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. The federal income tax withholding requirements, including any ”elections out“ and the rate at which withholding applies are different for periodic and non-periodic distributions. Special rules apply when the distribution is an ”eligible rollover distribution“ from a Qualified Plan (described below in ”Rollover Distributions“). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the ”eligible rollover distribution,“ to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in ”Rollover Distributions“). Payees cannot elect out of this mandatory 20% withholding in the case of such an ”eligible rollover distribution.“
Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.
Regardless of any ”election out“ (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee’s total tax liability.
Rollover Distributions
The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plans (a ”direct transfer“ or a ”direct rollover“) or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a ”60-day rollover“), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, We advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.
For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transferor Plan and if other applicable conditions are met. Such a ”direct transfer“ between the same kinds of Plan is generally not treated as any form of ”distribution“ out of such a Plan for federal income tax purposes.
By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a ”distribution“ out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a ”direct rollover“ (made directly to another Plan) or as a ”60-day rollover.“ The tax restrictions and other rules for a ”direct rollover“ and a ”60-day rollover“ are similar in many ways, but if any ”eligible rollover distribution“ made from certain types of Qualified Plan is not transferred directly to another Plan by a ”direct rollover,“ then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a ”60-day rollover“ by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a ”60-day rollover“, the amount that is not rolled over remains subject to normal income tax plus any applicable penalty.
Under Code Sections 402(f)(2)(A) and 3405(c)(3) an ”eligible rollover distribution“ (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a ”direct rollover“) is generally any distribution to an employee of any portion (or all) of the balance to the employee’s credit in any of the following types of ”Eligible Retirement Plan“: (1) a Qualified Plan under Code Section 401(a) (”Qualified 401(a) Plan“), (2) a qualified annuity plan under Code Section 403(a) (”Qualified Annuity Plan“), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an ”eligible rollover distribution“ does not include any distribution that is either  —
a.an RMD amount;
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b.one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or
c.any distribution made upon hardship of the employee.
Before making an ”eligible rollover distribution,“ a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the ”direct rollover“ and ”60-day rollover“ rules and the distribution’s exposure to the 20% mandatory withholding if it is not made by ”direct rollover.“ Generally, under Code Sections 402(c), 403(b)(8) and 457 (e)(16), a ”direct rollover“ or a ”60-day rollover“ of an ”eligible rollover distribution“ can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an ”eligible rollover distribution“ that can qualify for a tax-free ”60-day rollover“ is limited to the amount that otherwise would be includable in gross income. By contrast, a ”direct rollover“ of an ”eligible rollover distribution“ can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a ”predecessor“ Qualified Plan.
Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free ”direct rollover“ or ”60-day rollover“ can be made between a ”Non-Roth IRA“ (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from Non-Roth IRA to a Roth IRA, or a ”conversion“ of a Non-Roth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free ”direct rollover“ or ”60-day rollover“ can be made between an ”inherited IRA“ (Non-Roth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a ”direct rollover“ or a ”60-day rollover“ to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a ”direct rollover“ or a ”60-day rollover“ to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no l-year limit applies to any such ”direct rollover.“ Similar rules apply to a ”direct rollover“ or a ”60-day rollover“ of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer’s SIMPLE Plan is generally disqualified (and subject to the 25% penalty tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a ”direct rollover“ or a ”60-day rollover“ to an Eligible Retirement Plan that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).
Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a non-spouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS and to qualified Coronavirus Related Distributions.
Distribution
The Contracts are no longer offered for sale. MML Distributors, LLC (”MMLD“), a subsidiary of Massachusetts Mutual Life Insurance Company (”MassMutual“), is the principal underwriter of the Contracts, which are sold by affiliated and unaffiliated broker-dealer, and financial institutions.
MMLD is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (”FINRA“). The principal business address of MMLD is 1295 State Street, Springfield, MA 01111.
Financial Intermediaries receive commissions (described below under ”Commissions“). Certain selected Financial Intermediaries also receive additional compensation (described below under ”Additional Payments“). All or a portion of the payments made to Financial Intermediaries may be passed on to Registered Representatives according to a Financial Intermediaries’ internal compensation practices.
Affiliated broker-dealers also employ individuals called ”wholesalers“ in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract value.
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Commissions
Upfront commissions paid to Financial Intermediaries generally range from 0% to up to 7% of each Contribution you pay for your Contract. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1.20% of your Contract value. MMLD pays different commissions based on the Contract variation that you buy.
Commission arrangements vary from one Financial Intermediary to another. We and MMLD are not involved in determining your Registered Representative’s compensation. Under certain circumstances, your Registered Representative may be required to return all or a portion of the commissions paid.
Check with your Registered Representative to verify whether your account is a brokerage or an advisory account. Your interests may differ from Ours and your Registered Representative (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your Registered Representative (or the Financial Intermediary with which they are associated) can be paid both by you and MMLD and its affiliates based on what you buy. Therefore, profits, and your Registered Representative’s (or their Financial Intermediary’s) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.
Additional Payments
Subject to FINRA and Financial Intermediary rules, MMLD and its affiliates also make additional payments to Financial Intermediaries (who may or may not be affiliated with Us) to encourage the sale of this Contract and other contracts that We issue to retirement programs that We or Our affiliates offer (”Additional Payments“). Additional Payments are generally based on average net assets (or aged assets) of the contracts or programs attributable to a particular Financial Intermediary, on sales of the contracts or programs attributable to a particular Financial Intermediary, and/or sales expenses. Additional Payments may be used for various purposes, and may take various forms, such as:
•Payments for access to Registered Representatives and/or Financial Intermediaries, such as through one-on-one wholesaler visits or attendance at national sales meetings or similar events.
•Payments for inclusion of Our products on a Financial Intermediary’s ”preferred list“; participation in, or visibility at, national and regional conferences; and/or articles in Financial Intermediary publications highlighting Our products and services.
•Payments for various marketing expenses such as joint marketing campaigns and/or Financial Intermediary event advertising/participation; sponsorship of Financial Intermediary sales contests and/or promotions in which participants (including Registered Representatives) receive prizes such as travel awards, merchandise and recognition; and expenses of generating clients.
•Payment and support to Underlying Fund companies including Fund related wholesaler support, training and marketing activities for certain Funds, and providing sales activity reports.
•Sales support through such things as providing hardware and software, operational and systems integration, links to Our website from a Financial Intermediary’s websites; shareholder services (including sub-accounting) sponsorship of Financial Intermediary due diligence meetings; and/or expense allowances and reimbursements.
•”Due diligence“ payments for a Financial Intermediary’s examination of a product; payments for educational training, sales or training seminars, conferences and programs, sales and service desk training, and/or client or prospect seminar sponsorships.
•Occasional meals and entertainment, tickets to sporting events and other gifts.
More Information
Modification of the Contracts
Subject to any federal and state regulatory restrictions, We may modify the Contracts at any time by written agreement between the Contract Owner and Us. No modification will affect the amount or term of any Annuities begun prior to the effective date of the modification, unless it is required to conform the Contract to, or give the Contract Owner the benefit of, any federal or state statutes or any rule or regulation of the U.S. Treasury Department or the Internal Revenue Service.
On or after the fifth anniversary of any contract we may change, from time to time, any or all of the terms of the Contracts by giving 90 days advance written notice to the Contract Owner, except that the Annuity tables, guaranteed interest rates and the Contingent Deferred Sales Charges which are applicable at the time a Participant’s Account is established under a contract, will continue to be applicable.
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We may modify the Contract at any time if such modification: (i) is necessary to make the Contract or the Separate Account comply with any law or regulation issued by a governmental agency to which We are subject; or (ii) is necessary to assure continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or annuity contracts; or (iii) is necessary to reflect a change in the operation of the Separate Account or the Sub-Accounts); or (iv) provides additional Separate Account options; or (v) withdraws Separate Account options. In the event of any such modification We will provide notice to the Contract Owner or to the payee(s) during the Annuity period. Talcott may also make appropriate endorsement in the Contract to reflect such modification.
A contract may be suspended by the Contract Owner by giving us written notice at least 90 days before the effective date of the suspension at our Administrative Office. A contract will be suspended automatically on its anniversary if the Contract Owner fails to assent to any modification of a contract. In this context, such modifications would have become effective on or before that anniversary.
Upon suspension of a 403(b) Contract, we will continue to accept Contributions, subject to the terms of the Contract, as such terms are applicable to Participant’s Accounts under the Contracts prior to such suspension. However, no Contributions will be accepted on behalf of any new Participant Accounts. Annuitants at the time of any suspension will continue to receive their Annuity payouts. The suspension of a 403(b) Contract will not preclude a Contract Owner from applying existing Participant’s Accounts to the purchase of Fixed or Variable Annuity benefits.
Upon suspension of all other Contracts, Talcott Resolution will not accept future contributions.
Reservation of Rights Under the Contract
We may, at Our sole discretion, elect not to exercise a right or reservation specified in this Contract. If we elect not to exercise a right or reservation, We are not waiving it. We may decide to exercise a right or a reservation that We previously did not exercise.
Legal Proceeding
Like other insurance companies, We are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, We do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts.
Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s results of operations or cash flows in particular quarterly or annual periods.

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Appendix A – Underlying Funds
The following is a list of the Underlying Funds currently available under the Contract. In the event more than one Underlying Funds were offered under the Contract, the Underlying Funds available to you may vary by Employer. In such an event, you should refer to your retirement plan documents for a list of Underlying Funds available to you. More information about the Underlying Fund is available in the prospectuses for the Fund, which may be amended from time to time and can be found online at https://plan.empower-retirement.com/plancloudws/fundprospectus. You can also request this information at no cost by calling (844) 804-8989 or sending an email request to participantservices@empower.com.
The current expenses and performance information below reflect fees and expenses of the Underlying Funds, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. The past performance of a Fund is not necessarily an indication of future performance.

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Insurance Large Blend	BlackRock S&P 500 Index V.I. Fund - Class I Shares	0.13%	24.83%	14.38%	12.89%
	Adviser: BlackRock Advisors, LLC
	Subadviser: N/A
US Fund Aggressive Allocation	Franklin Mutual Shares Fund - Class A	1.00%	11.23%	5.87%	5.94%
	Adviser: Franklin Mutual Advisers, LLC
	Subadviser: N/A
US Fund Moderate Allocation	Hartford Balanced HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.66%	11.21%	8.09%	7.75%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Large Blend	Hartford Capital Appreciation HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.67%	21.19%	11.50%	10.61%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
APP A-1

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Value	Hartford Dividend and Growth HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.65%	12.67%	10.75%	10.55%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Small Growth	Hartford Small Company HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.80%	12.00%	7.36%	8.28%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Large Blend	Hartford Stock HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.51%	8.74%	9.25%	10.43%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Intermediate Core-Plus Bond	Hartford Total Return Bond HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.50%	2.33%	0.28%	1.97%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Mid-Cap Growth	Hartford MidCap HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.73%	6.28%	4.91%	8.27%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
APP A-2

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Growth	Invesco American Franchise Fund - Class A	0.96%	34.73%	15.76%	14.02%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Large Value	Invesco Diversified Dividend Fund - Investor Class	0.71%	13.26%	7.68%	7.74%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Moderate Allocation	Invesco Equity and Income Fund - Class A*	0.77%	11.81%	8.05%	7.11%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Small Growth	Invesco Small Cap Growth Fund - Investor Class	1.10%	16.24%	7.34%	8.21%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Global Large-Stock Growth	Janus Henderson Global Research Fund - Class S	1.13%	23.05%	11.87%	10.09%
	Adviser: Janus Henderson Investors US LLC
	Subadviser: N/A
US Fund Large Growth	Massachusetts Investors Growth Stock Fund - Class A	0.71%	16.33%	12.49%	13.24%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
US Fund Large Blend	MFS® Core Equity Fund - Class A*	0.89%	20.07%	12.62%	12.25%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
US Fund Mid-Cap Growth	MFS® Mid Cap Growth Fund - Class A*	1.03%	14.41%	8.78%	11.20%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
US Fund Large Value	MFS® Value Fund - Class A*	0.79%	11.64%	7.95%	8.54%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
APP A-3

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Foreign Large Value	Templeton Foreign Fund - Class A*	1.10%	-2.48%	3.35%	3.19%
	Adviser: Templeton Global Advisors Limited
	Subadviser: N/A
* Denotes Underlying Funds and their investment advisers that have entered into temporary expense reimbursements and /or fee waivers. See the prospectus for the Underlying Fund for further information.
HV-3572
APP A-4

The Statement of Additional Information (“SAI”), which is incorporated by reference into this Prospectus, includes additional information about the Separate Account and the Contract. The SAI is available without charge, upon request. To request copies of the SAI and make other inquiries about your Contracts, call us at 1-844-804-8989. Copies of the SAI and other information are also available on the following website https://plan.empower.com/plancloudws/fundprospectus and by e-mail request to participantservices@empower.com. Reports and other information about the Separate Account and the Contract are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
C000055035

Talcott Resolution Life Insurance Company Group Variable Annuity Contracts Separate Account Eleven PremierSolutions Chicago Public Schools Sub-Administered by Empower Annuity Insurance Company of America
Overview
This Prospectus describes information you should know before you purchase or become a Participant under a group variable annuity contract (the “Contract” or “Contracts”). Please read it carefully before you purchase or become a Participant under the Contract. We no longer sell the Contract. However, we continue to administer existing Contracts. The Contract provides for accumulation of Participant Account value and Annuity payments on a fixed and/or variable basis.
Talcott Resolution Life Insurance Company issues the Contracts for use in certain retirement programs adopted according to the Internal Revenue Code.
You or your Employer allocate your plan Contribution to “Sub-Accounts.” Sub-Accounts are subdivisions of the Separate Accounts that we established to keep your Contributions separate from our company assets. The Sub-Accounts purchase shares of underlying mutual funds (“Underlying Funds”) that have investment strategies ranging from conservative to aggressive. You choose the Sub-Accounts that meet your investment goals and risk tolerance. For additional information on the underlying Funds see Appendix A: “Underlying Funds.”
For Contracts issued in connection with Employer-sponsored retirement programs, the Contract Owner decides which Sub-Accounts described in this Prospectus are available to Participants. As a result, if you are a Participant in an Employer-sponsored retirement program, you may not be able to allocate Contributions to all of the Sub-Accounts described in this Prospectus. For additional information describing which Sub-Accounts are available to you, please refer to the materials describing your Employer’s program.
Depending on which Sub-Accounts you select, the underlying Funds may be retail mutual funds that are available to the public, or mutual funds that are only available to insurance company separate accounts. Because your Contributions purchase Sub-Accounts, you do not invest directly in any of the Underlying Funds.
The Contracts may contain a General Account option. The General Account option has certain restrictions. The General Account option and these restrictions are not described in this Prospectus. The General Account option is not required to be registered with the Securities and Exchange Commission (“SEC”).
If you decide to become a Contract Owner or a Participant, you should keep this Prospectus for your records. You can also call Empower at 1-844-804-8989 to get a Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about the Contract, and like this Prospectus, is filed with the SEC.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The SEC doesn’t approve or disapprove these securities or determine if the information in this Prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense.
This Prospectus and the Statement of Additional Information can also be obtained from the SEC’s website (http://www.sec.gov).
This group variable annuity contract IS NOT:
♦A bank or credit union deposit or obligation
♦FDIC or NCUA insured
♦Insured by any federal government agency
♦Guaranteed by any bank or credit union
♦May go down in value
Prospectus Dated: May 1, 2025

Section	Page
2

Appendix A Underlying Funds	APP A-1
3

Glossary Of Special Terms
The defined terms set out in this prospectus also appear in and apply to the related Statement of Additional Information (“SAI”).
Accumulation Period: The period before the start of Annuity payouts.
Accumulation Units: If you allocate your Contributions to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of Participant Accounts invested in the Sub-Accounts prior to Annuitization.
Annual Maintenance Fee: An annual charge for establishing and maintaining a Participant’s Account under a Contract.
Annuitant: The person on whose life Annuity payouts are based.
Annuitant’s Account: An account established at the beginning of the Annuity Period for making Annuity payouts under the Contracts.
Annuity: A series of payments for life or another designated period.
Annuity Commencement Date: The date we start to make Annuity payouts to you.
Annuity Period: The period during which we make Annuity payouts to you.
Annuity Unit: A unit of measure we use to calculate the value of Annuity payments under a Variable Annuity payout option.
Beneficiary: The person or persons designated to receive Contract values in the event of the Participant’s or Annuitant’s death.
Code: The Internal Revenue Code of 1986, as amended.
Contract Owner: The Employer or entity owning the Contract.
Contract Year: A period of 12 months beginning with the effective date of the Contract or with any anniversary of the effective date.
Contribution(s): The amount(s) paid or transferred or rolled over to Us by the Contract Owner on behalf of Participants pursuant to the terms of the Contracts.
Date of Coverage: The date on which we receive the application on behalf of a Participant.
Due Proof of Death: A certified copy of the death certificate, an order of a court of competent jurisdiction, a statement from a physician who attended the deceased or any other proof acceptable to us.
Employer: An employer maintaining a Tax-Sheltered Annuity plan, a Deferred Compensation Plan, or an Individual Retirement Annuity plan for its employees.
Empower: Empower Annuity Insurance Company of America, which serves as sub-administrator of the Contracts and the Separate Account. You may contact Empower at 1-844-804-8989, Participantservices@empower.com, or at 8515 E. Orchard Road, Greenwood Village, CO 80111.
Empower Administrative Office: Overnight and Standard mailing address: Empower, 8515 E. Orchard Road, Greenwood Village, CO 80111.
Fixed Annuity: An Annuity providing for guaranteed payments which remain fixed in amount throughout the payment period and which do not vary with the investment experience of a separate account.
General Account: Our General Account that consists of all of our company assets, including any money you have invested in the General Account option. The assets in the General Account are available to the creditors of Talcott Resolution.
Minimum Death Benefit: The minimum amount payable upon the death of a Participant prior to age 65 and before Annuity payments have started.
Participant (also, “you”): Any employee or former employee of an Employer or other individual with a Participant Account under a Contract.
Participant Account: An account under a Contract to which the General Account values and the Separate Account Accumulation Units are allocated on behalf of a Participant under a Contract.
4

Participant’s Contract Year: A period of twelve (12) months beginning with the Date of Coverage of a Participant and each successive 12-month period.
Premium Tax: A tax or amount of tax, if any, charged by a state, federal, or other governmental entity on Contributions or Contract values.
Related Contract: Another contract or funding vehicle under your plan that may be considered when determining charges or benefits under the Contract described in this Prospectus. Your Employer and Talcott Resolution agree as to whether another contract or funding vehicle is eligible as a Related Contract.
Separate Account: Separate Account Eleven of Talcott Resolution Life Insurance Company.
Sub-Account Value: The value on or before the Annuity Commencement Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit value for that Sub-Account.
Surrender: Any withdrawal of Contract values.
Talcott Resolution, We, Us or Our: Talcott Resolution Life Insurance Company
Tax-Sheltered Annuity (also “Tax Deferred Annuity”): An Annuity Contract purchased by an Employer on behalf of its employees that qualifies for special tax treatment under section 403(b) of the Code.
Valuation Day: Every day the New York Stock Exchange is open for trading. The value of a Separate Account is determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on such days.
Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.
Variable Annuity: An Annuity providing for payments varying in amount in accordance with the investment experience of the assets held in the underlying Funds of the Separate Account.

5

Important Information You Should Consider About the Contract

FEES AND EXPENSES				LOCATION IN PROSPECTUS
Charges for Early Withdrawals
You do not pay a sales charge at the time you make a Contribution to your Participant Account. But you may pay a Contingent Deferred Sales Charge (“CDSC”) if you fully or partially surrender your Participant Account Value during the first five Contract Years. No CDSC applies in the sixth Contract Year or later.
For example, if you made a withdrawal of $100,000.00 (a partial surrender) from your Participant Account Value during your first Contract Year, you would pay a maximum CDSC of $5,000.00.
Contract Charges: Contingent Deferred Sales Charge
Transaction Charges
In addition to the Contingent Deferred Surrender Charge, you may be charged for other transactions. These may include fees to set up and administer a Loan from your Participant Account Value, charges for Premium Taxes that are imposed by a State or other government entity, or a Transfer Fee for transfers among the Sub-Accounts that exceed twelve transfers in a Contract Year.
Contract Charges: Loan Fees; Premium Taxes; and Transfer Fees
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year. Please refer to your Contract specifications page for information about the specific fees you will pay each year.
The fees and expenses don’t reflect advisory fees that are paid to investment advisors from the Participant Account. If such charges were reflected, such fees and expenses would be higher.
Fee Table: Participant Transaction Expenses; Annual Contract Expenses; Annual Underlying Funds Operating Expenses
	Annual Fee	Minimum	Maximum
	Base Contract[1]	0.00%	1.35%
	Investment options (Fund fees and expenses)[2]	0.13%	1.67%
1 As a percentage of Total Value of Participant Accounts under the Contract. [2] As a percentage of Underlying Fund assets.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges.

	Lowest Annual Cost: $1,268	Highest Annual Cost: $2,531
	Assumes: •Investment of $100,000 • 5% annual appreciation • Least expensive Contract and underlying Fund fees and expenses • No CDSC charge • No additional Purchase payments, transfers, or withdrawals	Assumes: •Investment of $100,000 • 5% annual appreciation • Most expensive Contract and Underlying Fund fees and expenses • No CDSC charge • No additional Purchase Payments, transfers, or withdrawals
Other Plan or Participant Charges	Any plan-specific fees.			Fee Table: Participant Transaction Expenses
6

RISKS		LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this Contract, including loss of principal and prior credited earnings.	Principal Risks
Not a Short Term Investment
The Contract is designed as a long-term accumulation Investment for retirement savings. It is not designed for short term investment and is not appropriate for an investor who needs ready access to cash.
Principal Risks
Risks Associated with Investment Options
• An investment in this Contract is subject to the risk of poor investment performance of the Underlying Funds available under the Contract.
• Each Underlying Fund has its own unique risks.
• You should review the prospectus for each Underlying Fund before making an investment decision.
Principal Risks
Insurance Company Risks
Any obligations, guarantees, and benefits of the Contract are subject to the claims- paying ability of the Talcott Resolution. If Talcott Resolution experiences financial distress, it may not be able to meet its obligations to you. More information about Talcott Resolution, including its financial strength ratings, is available upon request. You may make such request by calling 844-804-8989 or visiting https://www.talcottresolution.com
Principal Risks
RESTRICTIONS		LOCATION IN PROSPECTUS
Investments	Talcott may add or remove an Underlying Fund as an investment option under the Contract or to limit its availability to new Contributions or Transfers of Participant Account Value.	Changes to the Funds and Separate Account
Optional Benefits
Loans will have a permanent effect on the Participant’s Account because the investment results of each Sub-account will apply only to amounts remaining in the Sub-accounts. A loan that is not repaid will also reduce the death benefit.
If the Participant elects to pay third-party advisory fees out of the Contract, they may be subject to federal and state taxes, and a 10% federal tax penalty may apply if the Participant is under age 59 1∕2.
Description of the Contracts– Transfers between Sub-Accounts; Restrictions on Sub-Account Transfers
TAXES		LOCATION IN PROSPECTUS
Tax Implications
• You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
• Because you purchase the Contract through a qualified retirement plan, it does not provide any additional tax benefit.
• Earnings on your Contract are generally taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59 1∕2.
Federal Tax Considerations
CONFLICTS OF INTEREST		LOCATION IN PROSPECTUS
Investment Professional Compensation
Your registered representative may receive compensation in the form of commissions for selling this Contract to you. Such compensation may influence your registered representative to recommend this Contract over another investment.
Distribution
Exchanges
Because this Contract is no longer available for sale, it should not be offered to you in exchange for another annuity contract that you own. But you should be aware, in general, that some investment professionals have a financial incentive to offer you a new contract in place of the one that you own. You should exchange an annuity contract only if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new annuity contract rather than continue to own the existing annuity contract.
N/A
7

Overview of the Contract
Purpose
The Contract is designed for purchase by sponsors of retirement plans established under Sections 401(a), 403(a), 403(b), 457 and 408 of the Code as an investment option for their participants. The Contract offers a number of Underlying Funds in which participants may invest through the Sub-accounts. A General Account Option that guarantees payment of a minimum interest rate may also be available.
Phases of the Contract
The Contract has two periods: (1) the Accumulation Period and (2) the Annuity Period:
During the Accumulation Period, the Employer makes Contributions to the Contract on behalf of Plan Participants that Participants may allocate among the Sub-Accounts and, if available through the Plan, to the General Account Option. For additional information about the Underlying Funds available for investment through the Sub-Accounts, see Appendix A: Underlying Funds, at the back of this prospectus.
During the Accumulation Period, participants may request full or partial surrenders of their Participant Account value. In addition, participants may be able to request a loan from their Participant Account value.
The Accumulation Period ends on the Annuity Commencement Date when annuity payments begin. A Participant selects an Annuity Commencement Date and an Annuity Payout Option. The Contract provides five annuity options, which may be selected on either a Fixed or Variable Annuity basis or a combination thereof.
During the Annuity Period, neither partial nor full surrenders are permitted except from annuities under Annuity Payout Option No. 5 - Payments for a Designated Period – that are selected on a variable basis. Nor may Participants request a loan during the Annuity Period.
Contract Features
Death Benefit: In the event that a participant dies during the Accumulation Period, then the type of death benefit paid depends on whether the participant died (a) before age 65, or (b) on or after age 65. If the participant died before age 65, a Minimum Death Benefit is payable to the Beneficiary. As further described in this Prospectus, the Minimum Death Benefit is generally the greater of (a) the value of the Participant Account and (b) 100% of the Contributions to the Participant Account less prior Surrenders and outstanding Participant loans. If the participant died on or after age 65, then the Contract pays a death benefit equal to the Participant Account Value, less any outstanding charges and loan. The form of the death benefit payable is subject to any limitation imposed by the Plan and the terms of the Contract.
Withdrawal Options: Full and Partial Surrenders are permitted during the Accumulation Period. They are allowed during the Annuity Period only from an annuity under Option No. 5 – Payments for a Designated Period – that is selected on a variable basis.
Loans: Participants may request loans under certain Plans. To obtain a loan, the participant must enter into an agreement with the Contract administrator that describes the terms, conditions and fees or charges of the loan. The Plan may restrict the amount of Participant Account value available for a loan. See the more detailed section “Participant Loans”.
Systemic Withdrawal Option: If permitted by Internal Revenue Service Regulations and the Plan, Participants who have terminated their employment with the Employer may elect systemic withdrawals based on a specific payment of amount, the frequency of payments and the duration of payments, while remaining in the Accumulation Period.
8

Fee Table

The following tables describe the fees and expenses that you, as a Participant, will pay when opening, holding and surrendering amounts from your Participant Account. Please contact your Plan Administrator for information about the specific fees you will pay each year under the Contract.
Please note that there may be additional extra-contractual fees and charges that are not reflected in the Fee Tables, such as custodial or advisory fees that are plan and/or Participant specific, and if such costs were reflected, the cost would be higher. Depending on the type of charge, these may reduce your Participant Account Value and/or could have tax consequences. See the Section “Plan Related Expenses” under “Contract Charges” later in this Prospectus.
The Contract may be available to third-party intermediaries who may charge you a fee for their services in addition to Contract fees and expenses. If you wish to pay these fees from your Covered Account Value, then the deduction will reduce the death benefit and may be subject to state and federal income taxes and a 10% federal penalty tax may apply if you are under age 59 1∕2.
The first table describes the fees and expenses you will pay at the time you make contributions to, withdrawals from, request a Loan from, surrender you Participant Account value, or transfer Participant Account value between Sub-Accounts. State Premium Tax may also be deducted.
Participant Transaction Expenses

Sales Load on Premium Payments	None
Maximum Surrender Charge (as a % of each premium payment withdrawn)(1)	5%
Transfer Processing Fee	After the first 12 transfers in a Contract Year, we may charge $5 for each additional transfer during that Contract Year. There is no fee for the first 12 transfers during a Contract Year.
Loan Set-up Fee	$50
(1)     We do not deduct a charge for sales expenses from premiums at the time they are paid. However, We may deduct a surrender charge when a premium is withdrawn upon a surrender or partial surrender or applied to certain annuity options during the first five years following the payment of that premium. The surrender charge is calculated as a percentage of the premium payment being withdrawn or annuitized during the applicable Premium Year. The amount of the surrender charge decreases over time, measured from the date the premium payment is credited to the Contract. The surrender charge percentages are shown below.

Premium Years Since Payment of Premium	1	2	3	4	5	6+
Charge (%)	5	4	3	2	1	0
The next table describes the fees that you will pay each year during the time that you hold Participant Account value under the Contract (not including Underlying Fund fees and expenses).
Annual Contract Expenses

	Minimum Fee	Maximum Fee
Annual Maintenance Fee(1)	$0	$30
Base Contract Fee (as a percentage of average daily Sub-Account value)(2)	0.00%	1.25%
Annual Loan Administration Fee(3)	$50	$50
(1)     The Annual Maintenance Fee is deducted from each Participant Account on a quarterly basis. The maximum Annual Maintenance Fee is $30.00. The current Annual Maintenance Fee varies with the Average Participant Account Value under the Contract. For Average Participant Account Values between $0 and $19,999.00, the Annual Maintenance Fee is $20.00, for Average Participant Account Values between $20,000.00 and 39,000.00, the Annual Maintenance Fee is $10.00 and for Average Participant Account Values over $40,000.00, the Annual Maintenance Fee is $0.
(2)     The Base Contract Fee consists of the Mortality and Expense Risk and Administrative Charge, which varies with the total value of Participant Accounts under the Contract. The Mortality and Expense Risk and Administrative Charge is either deducted daily (Method 1) or quarterly (Method 2), depending on which method is selected by your Employer.
(3)     This fee does not include an interest charged under the terms of the loan.
9

The next item shows the minimum and maximum total operating expenses charged by the Underlying Funds as of December 31, 2024 that you may pay periodically during the time that you participate in the Contract. A complete list of the Underlying Funds available under the Contract, including their annual expenses, may be found at the back of this Prospectus in Appendix A – Underlying Funds.

Annual Underlying Funds Operating Expenses	Minimum	Maximum
Expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses	0.13%	1.67%
EXAMPLE
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Participant administrative expenses, Base Contract Expenses and Underlying Fund fees and expenses.
Please note that there may be additional extra-contractual fees and charges that are not reflected in the Example, such as custodian or advisory fees that are plan and/or participant specific. Depending on the type of charge, these may reduce only your Participant Account Value, and/or could have tax consequences. See the section “Plan Related Expenses” later in this Prospectus.
The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the highest Total Annual Fund Operating Expenses. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the underlying funds. If these arrangements were taken into consideration, the expenses shown would be lower.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	If you Surrender your Contract at the end of the applicable time period
Mortality and Expense Risk and Administrative Charge	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
1.25%	$7,620	$12,128	$16,718	$33,040
1.05%	$7,426	$11,538	$15,712	$31,085
0.85%	$7,231	$10,945	$14,696	$29,091
0.75%	$7,133	$10,647	$14,185	$28,079
0.65%	$7,036	$10,349	$13,672	$27,057
0.50%	$6,890	$9,901	$12,899	$25,504
0.35%	$6,744	$9,451	$12,120	$23,929
0.15%	$6,549	$8,849	$11,075	$21,791
0.00%	$6,403	$8,394	$10,285	$20,161

	If you annuitize at the end of the applicable time period
Mortality and Expense Risk and Administrative Charge	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
1.25%	$3,023	$9,248	$15,719	$33,040
1.05%	$2,818	$8,638	$14,712	$31,085
0.85%	$2,613	$8,025	$13,697	$29,091
0.75%	$2,511	$7,718	$13,186	$28,079
0.65%	$2,408	$7,411	$12,673	$27,057
0.50%	$2,254	$6,948	$11,899	$25,504
0.35%	$2,101	$6,483	$11,121	$23,929
0.15%	$1,896	$5,862	$10,075	$21,791
0.00%	$1,742	$5,394	$9,285	$20,161

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	If you do not Surrender your Contract
Mortality and Expense Risk and Administrative Charge	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
1.25%	$3,023	$9,248	$15,719	$33,040
1.05%	$2,818	$8,638	$14,712	$31,085
0.85%	$2,613	$8,025	$13,697	$29,091
0.75%	$2,511	$7,718	$13,186	$28,079
0.65%	$2,408	$7,411	$12,673	$27,057
0.50%	$2,254	$6,948	$11,899	$25,504
0.35%	$2,101	$6,483	$11,121	$23,929
0.15%	$1,896	$5,862	$10,075	$21,791
0.00%	$1,742	$5,394	$9,285	$20,161
Principal Risks of Investing in the Contract
Not a Short Term Investment Vehicle. The Contract is designed for retirement savings or other long-term purposes. It is not appropriate for investors who need ready access to cash.
Risks Associated with Underlying Funds. The value of your investment and any returns will depend on the performance of the Underlying Fund(s) you select. You bear the risk of any decline in your Participant Account value resulting from the Underlying Fund(s)’ performance.
Company’s Claims Paying Ability. Guarantees and benefits provided by the Talcott Resolution are subject to the financial strength and claims paying ability of the company. If the Talcott experiences financial difficulty, it may not be able to make guaranteed payments that exceed the assets in the Separate Account.
Deduction of Third-Party Advisory Fees. Risks relating to the deduction of advisory fees will reduce your Participant Account Value and subject to state and federal income tax, as well as a 10% federal penalty tax if the Participant is under age 59 1/2.
Limitations on Surrenders and Withdrawals. During the first five Contract Years we will deduct a Contingent Deferred Surrender Charge if you surrender or take a withdrawal from the Contract. You should purchase the Contract only if you have the ability to keep it in force for a substantial period of time.
Contract Suspension. The Contract may be suspended where new Contributions and new Participant Accounts may be prohibited.
Tax Consequences. Withdrawals are generally taxable as ordinary income. Withdrawals before age 59 1∕2 may be subject to a tax penalty.
Cyber Security and Business Continuity Risk. Our business is highly dependent upon the effective operation of our computer systems and those of our business partners and service providers. Our business is therefore subject to operational and information security risks. These risks include, among other things, the theft, misuse, corruption, and destruction of electronic data; interference with or denial of service; attacks on systems or websites; and unauthorized release of confidential customer or business information. Systems failures and cybersecurity incidents could severely impede our ability to conduct our business and administer the Contract and may adversely affect you and/or your Contract. For instance, a cybersecurity incident may interfere with our ability to process Contract transactions or calculate Contract values, including Accumulation Unit values. Such events could also adversely affect us, as they may result in regulatory fines, financial losses and reputational damage. Cybersecurity incidents may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value. Financial services companies, such as us, are increasingly the targets of cyber-attacks. While we take significant efforts to protect our systems and data, there can be no assurance that systems disruptions and cybersecurity incidents will always be detected, prevented, or avoided in the future.
We are also exposed to risks related to natural and man-made disasters, and other severe events, such as storms, public health crises, terrorist acts, and military actions, any of which could adversely affect our business operations. While we have a business continuity plan and have taken precautions, we cannot assure you that severe events will not result in interruptions to our business operations, particularly if such events affect our computer systems. Interruptions to our business operations may impair our ability to effectively administer the Contract, including our ability to process orders and calculate Contract values. Additionally, our third-party service providers and other third-parties related to our business (such as financial intermediaries or underlying funds) are subject to similar risks. Successful implementation and execution of their business continuity policies and procedures are largely beyond our control. Disruptions to their business operations may impair our own business operations.
11

Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company is a stock life insurance company originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently re-domiciled to Connecticut. Talcott Resolution Life Insurance Company is authorized to do business in all states of the United States and the District of Columbia. In June 2018, the Company changed its name from Hartford Life and Annuity Insurance Company to Talcott Resolution Life and Annuity Insurance Company. Our corporate offices are located at 1 American Row, Hartford, CT 06103.
On January 1, 2013, Talcott Resolution entered into a reinsurance agreement and administrative services agreement with Massachusetts Mutual Life Insurance Company (”MassMutual“) to re-insure the obligations of Talcott Resolution under the Contracts and to provide administration of the Contracts.
On December 20, 2020, MassMutual entered into a reinsurance agreement and subcontractor administrative services agreement with Great-West Life & Annuity Insurance (”Great-West“) to further re-insure the obligations of
Talcott Resolution under the Contracts and to provide administration of the Contracts. On September 2, 2022, Great-West Life & Annuity Insurance Company was re-named Empower Annuity Insurance Company of America (”Empower“).
Empower has primary responsibility for administration of the Contract and the Separate Account. Empower or its affiliates may also provide recordkeeping and other service to the Plan for which they receive compensation from Plan assets.
Financial Condition of Talcott Resolution
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.talcottresolution.com or visiting the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
The Separate Account
The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. The Separate Account is divided into Sub-Accounts. Each Sub-account invests in a single class of shares of an Underlying Fund, which is a separate mutual fund having its own investment objectives and policies and is registered with the SEC as an open-end management investment company or portfolio thereof. We do not guarantee the investment performance of the Sub-Accounts. Your Participant Account value allocated to the Sub-Accounts will vary with the investment performance of the Underlying Funds. You bear the full investment risk for all Contributions allocated to the Sub-Accounts of the Variable Account.
Income, gains and losses credited to, or charged against, a Sub-Account reflect the Sub-Account’s investment experience and not the investment experience of Talcott Resolution’s other assets. Assets of the Separate Account may not be used to pay any liabilities of Talcott Resolution other than those arising under the Contract.
Underlying Funds
Each Underlying Fund is registered with the SEC as a diversified open–end management investment company under the 1940 Act. But the SEC does not supervise their management, investment practices or policies. The (i) name of each Underlying Fund, (ii) its investment objective, (iii) investment adviser and any sub-adviser, (iv) current expenses and (v) performance information is provided in Appendix A: Underlying Funds. Not all Underlying Funds may be available in all states.
The Underlying Fund each issues a prospectus, which contains additional important information about the Fund. You may obtain copies of the prospectuses for the Underlying Funds by contacting Empower at 1-844-804-8989.
For Contracts issued in connection with Employer-sponsored retirement plans, the Contract owner decides which Sub-Accounts described in this prospectus are available to Participants. As a result, if you are a Participant in an Employer-sponsored Plan, you may not be able to allocate Contributions to all the Sub-Accounts described in the Prospectus. For additional information about the Sub-Accounts available to you, please refer to materials describing your employer’s Plan.
The Contract may contain a General Account option. The General Account option has certain restrictions. Neither the General Account option nor these restrictions are described in this prospectus. The General Account option is not required to be registered with the SEC.
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Fees and Payments Received by Talcott Resolution from the Fund Families
On January 1, 2013, Talcott Resolution entered into a reinsurance agreement with Massachusetts Mutual Life Insurance Company (“MassMutual”) to reinsure the obligations of Talcott Resolution under the Contracts and to provide all of the administrative services necessary to support the Contracts. In this role, MassMutual receives all charges, fees, payments and compensation described in this Prospectus as payable to Talcott Resolution. On December 31, 2020, MassMutual entered into a reinsurance agreement with Empower Annuity Insurance Company of America (“Empower”) to further reinsure the obligations of Talcott Resolution under the Contracts. MassMutual also entered into an administrative services agreement and subcontract services agreement for Empower to provide all of the administrative services necessary to support the Contracts. Under these arrangements, Empower now receives (through MassMutual) all charges, fees, payments and compensation described in this Prospectus as payable to Talcott Resolution.
The Contracts are no longer available for sale. The MassMutual affiliate formerly responsible for marketing and selling the Contracts continues to pay sales commissions and other compensation to financial intermediaries for sales and marketing activities related to the Contracts.
Talcott Resolution receives substantial fees and payments with respect to the Underlying Funds that are offered as Sub-Accounts to your Plan through the Contract. These types of fees and payments, which are sometimes called “revenue sharing” payments, are among a number of factors considered when deciding to include a fund in the menu of Underlying Funds offered through the Contract. All of the Underlying Funds on the overall menu make payments to Talcott Resolution or an affiliate. These fees and payments under agreements between Talcott Resolution and the principal underwriters, transfer agents, investment advisers and/or other entities related to the Funds may be in amounts up to 0.75% of assets invested in a Underlying Fund. The fees and payments may include asset based sales compensation and service fees under distribution and/or servicing plans adopted by funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. They may also include administrative service fees and additional payments, expense reimbursements and other compensation. The fees may result in a profit to the extent they exceed expenses, including the expenses of paying compensation to broker-dealers, financial institutions and other persons for selling the Contracts.
Not all fund families pay the same amount of fees and compensation to Us and not all Funds pay according to the same formula. Because of this, the amount of the fees and payments received by Talcott Resolution varies by Fund and Talcott Resolution may receive greater or less fees and payments depending on which variable investment options your Plan selects.
For information on which Underlying Funds pay Talcott Resolution such fees and at what level, please visit https://plan.empower-retirement.com/plancloudws/fundprospectus or call 1-844-804-8989. Written information will be provided upon request.
Endorsement/Sponsorship Fees Paid By Talcott Resolution
Empower, as sub-administrator for the Talcott Resolution Contracts, has entered into endorsement/sponsorship arrangements with the National Association of Police Organizations (NAPO), Fraternal Order of Police (FOP), and National Association of Government Defined Contribution Administrators (NAGDCA). Under the arrangements, Empower pays endorsement/sponsorship fees to NAPO, FOP and NAGDCA, which allows Empower to advertise its retirement products and services to their member organizations and individuals.
For additional information on the amount of fees and payments made by Empower, as sub-administrator for the Talcott Resolution Contracts, please call 1-844-804-8989. Written information will be provided upon request.
Voting Rights
Talcott Resolution is the legal owner of all Underlying Fund shares held in the Separate Account and has the right to vote at the Fund’s shareholder meetings.
As Sub-administrator of the Separate Account, Empower has assumed responsibility of voting the shares of the Underlying Funds on behalf of Talcott Resolution. To the extent required by federal securities laws or regulations, we will:
•Notify the Contract Owner or Participant of any Fund shareholders’ meeting if the shares held for the Contract may be voted;
•Send proxy materials and a form of instructions to the Contract Owner or Participant that may be used to provide instructions on how to vote the Fund shares held for the Contract;
•Arrange for the handling and tallying of proxies received from Contract Owners or Participants;
•Vote all Fund shares attributable to a Contract according to instructions received from the Contract Owner or Participant; and
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•Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.
All Fund shares for which no voting instructions are received will be voted in the same proportion as shares for which voting instructions have been received may result in a small number of Contract Owners or Participants determining the outcome of a proposal subject to a shareholder vote.
If any federal securities laws or regulations, or their present interpretation, change to permit voting shares without obtaining Contract Owner or Participant instructions, Empower may decide to do so. Contract Owners or Participants may attend any shareholder meeting at which shares held for their Contract may be voted.
During the Annuity Period under a Contract, the number of votes will decrease as the number of shares in the Underlying Funds held to fund the Annuity benefits decrease.
Changes to the Funds and Separate Account
We reserve the right, subject to any applicable law, to substitute the shares of any other registered investment company for the shares of any Fund held by the Separate Account. Substitution may occur if shares of the Fund(s) become unavailable or due to changes in applicable law or interpretations of law or as we deem appropriate. Current law requires notification to you of any such substitution and approval of the Securities and Exchange Commission. We also reserve the right, subject to any applicable law, to offer additional Sub-Accounts with differing investment objectives, and to make existing Sub-Account options unavailable under the Contracts in the future.
We may offer additional separate account options from time to time under these Contracts. Such new options will be subject to the then in effect charges, fees, and or transfer restrictions for the Contracts for such additional separate accounts.
General Account Option
Important information you should know: The portion of the Contract relating to the General Account option is not registered under the Securities Act of 1933 (”1933 Act“) and the General Account option is not registered as an investment company under the Investment Company Act of 1940 (”1940 Act“). Neither the General Account option nor any interest in the General Account option is subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the Securities and Exchange Commission has not reviewed the disclosure regarding the General Account option.
The General Account option is funded through the General Account of Talcott Resolution. Contributions and Contract values allocated to the General Account are subject to the financial strength and claims paying ability of Talcott Resolution.
Declared Rate of Interest
Talcott Resolution credits interest on Contributions made to the General Account at a rate We declare for any period of time that we determine. We may change the declared interest rate from time to time at Our discretion.
Guaranteed Rate of Interest
Talcott Resolution guarantees a minimum rate of interest. The declared interest rate will not be less than the minimum guaranteed rate of interest.
Distributions and Transfers
Distributions and transfers from the General Account within a reasonable period of time after a Participant request is received at the Empower Administrative Office. However, under certain conditions, transfers from the General Account may be limited or deferred. Distributions may be subject to a contingent deferred sales charge and may be deferred.
The General Account is subject to Talcott Resolution’s claims-paying ability. Investors must look to the strength of the insurance company with regard to insurance company guarantees. Talcott Resolution’s ability to honor all guarantees under the Contract is subject to its claims-paying capabilities and/or financial strength.
Guaranteed Separate Account
We may also offer some Contract Owners a similar declared interest rate option through a guaranteed separate account. The portion of a Contract relating to such a guaranteed separate account is not registered under the 1933 Act and the guaranteed separate account is not registered as an investment company under the 1940 Act. All guarantees are subject to Our claims paying ability.
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Contract Charges
Contingent Deferred Sales Charge
The Contingent Deferred Sales Charge covers some of the expenses relating to the sale and distribution of the Contracts, including:
•the cost of preparing sales literature,
•commissions and other compensation paid to broker dealers and their registered representatives, and
•other promotional and distribution related activities.
If the Contingent Deferred Sales Charge is not sufficient to cover sales and distribution expenses, We pay those expenses from Our general assets, including surplus. Surplus might include profits resulting from unused Mortality and Expense Risk Charges.
We do not deduct a sales charge at the time Contributions are made to the Contract. We may assess a Contingent Deferred Sales Charge when you partially or fully Surrender amounts held in your Participant Account under the Contract. The Contingent Deferred Sales Charge is based on the amount you choose to Surrender from your Participant Account and the number of Contract Years completed with respect to your Participant Account before the Surrender. We do not assess a Contingent Deferred Sales Charge after the fifth Contract Year.
The percentage used to calculate the Contingent Deferred Sales Charge is equal to:

Contract Years	Contingent Deferred Sales Charge as a percentage of Participant Account value Surrendered
During the First Year	5%
During the Second Year	4%
During the Third Year	3%
During the Fourth Year	2%
During the Fifth Year	1%
During the Sixth Year and thereafter	0%
➣Example: You request a full Surrender when the value of your Participant Account is $1,000 and the applicable Contingent Deferred Sales Charge is 5%: Your Sub-Account(s) will be surrendered by $1,000 and you will receive $950 (i.e., the $1,000 Surrender less the 5% Contingent Deferred Sales Charge).
If you request a partial Surrender and ask for a specific dollar amount, the Contingent Deferred Sales Charge will be calculated on the total amount that must be withdrawn from your Sub-Account(s) to provide you with the amount requested.
➣Example: You ask for $1,000 when the applicable Contingent Deferred Sales Charge is 5%: Your Sub-Account(s) will be reduced by $1,052.63 (i.e., a total withdrawal of $1,052.63 made up of $52.63 in Contingent Deferred Sales Charge plus the $1,000 you requested). The net amount of $1,000 is paid to you.
We may reduce the amount or term of the Contingent Deferred Sales Charge (See “Experience Rating under the Contracts” and “Negotiated Charges and Fees”).
No deduction for Contingent Deferred Sales Charges will be made in certain cases.
The following Surrenders are NOT subject to a Contingent Deferred Sales Charge:
•Benefit Payments — We do not assess a Contingent Deferred Sales Charge on amounts Surrendered from the Contract to pay benefits to a Participant or a beneficiary under the terms of your Plan. We call these amounts “Benefit Payments”. Amounts Surrendered for transfer to the funding vehicle of another investment provider or Surrendered because of the termination of your Plan are not Benefit Payments. Upon Our request, the Contract Owner must provide documentation acceptable to us that a Surrender is a Benefit Payment.
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•Plan Related Expenses — We do not assess a Contingent Deferred Sales Charge on amounts Surrendered from the Contract to pay certain administrative expenses or other Plan Related Expenses including, fees to consultants, auditors, third-party administrators and other plan service providers. We call these amounts “Plan Related Expenses.” Upon Our request, the Contract Owner must provide Us with reasonable documentation that a Surrender is a Plan Related Expense.
•Transfer to an Approved Plan Related Investment Account — We do not assess a Contingent Deferred Sales Charge on amounts Surrendered from the Contract to transfer to an Approved Plan Related Investment Account. An Approved Plan Related Investment Account is a separate Participant directed investment account under your Plan that your Employer identifies and We accept for the purpose of Participant directed transfers of amounts from the Contract for investment outside of the Contract.
We will allocate the deduction of the Contingent Deferred Sales Charge among all Sub-Accounts and any General
Account value in a Participant Account on a prorate basis unless you elect a different allocation of the deduction for the Contingent Deferred Sales Charge.
Annual Maintenance Fee
The Annual Maintenance Fee is an annual fee that we deduct from the value of each Participant Account on a quarterly basis during the Accumulation Period. This means during the year We deduct 25 percent of the Annual
Maintenance Fee on the last Valuation Day of each quarter, or from the proceeds of a full surrender of a Participant Account. We deduct the fee proportionately from the Sub-Accounts and any General Account value in a Participant Account. The maximum Annual Maintenance Fee permitted under the Contracts is $30. We determine the current amount of the Annual Maintenance Fee that will apply to all Participant Accounts under your plan’s Contract for the calendar year, using the table below based on the average of all Participant Account values under your plan’s Contract as of the last Valuation Day of the prior year. This means the Annual Maintenance Fee for any Contract Year may increase or decrease from the prior year depending on the average of all Participant Account values under your plan’s Contract as of the last Valuation Day of the prior year. The Annual Maintenance Fee will be as set forth in the table below; however, We may charge the maximum Annual Maintenance Fee of $30 if a plan negotiates additional services under the Contract. The Annual Maintenance Fee helps to compensate Us for Our administrative services related to maintaining the Contract and the Participant Accounts.

Average Participant Account Value under Your Contract	Amount of the Annual Maintenance Fee
$0 to $19,999.99	$20
$20,000.00 to $39,999.99	$10
$40,000.00 and over	$0
The Annual Maintenance Fee may be reduced or waived (See “Experience Rating under the Contracts” and “Negotiated Charges and Fees”). We may also reduce or waive some or all of the Annual Maintenance Fee for plans that use a third-party administrator with systems that are compatible with Our own.
Mortality and Expense Risk and Administrative Charge
For providing administrative services, and for assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate against all Contract values in the Sub-Accounts. The rate of the charge depends on the total value of the aggregate Participant Accounts within the Contract anticipated by your Employer within 24 months of initial purchase by your Employer. If the actual aggregate level of Participant Accounts within the Contract is lesser than the anticipated level, we may increase the Mortality and Expense Risk and Administrative Charge on a going-forward basis. In no event will the charge exceed 1.25%.
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Before Annuity Commencement Date

Total Value of Participant Accounts under a Contract	Mortality and Expense Risk and Administrative Charge
$0 to $3,499,999.99	1.25%
$3,500,000.00 to $4,999,999.99	1.05%
$5,000,000.00 to $24,999,999.99	0.85%
$25,000,000.00 to $34,999,999.99	0.75%
$35,000,000.00 to $49,999,999.99	0.65%
$50,000,000.00 to $69,999,999.99	0.50%
$70,000,000.00 to $84,999,999.99	0.35%
$85,000,000.00 to $99,999,999.99	0.15%
$100,000,000.00 and over	0.00%
After Annuity Commencement Date

Mortality and Expense Risk and Administrative Charge
All Participants	1.25%
When your Employer purchases the Contract, your Employer chooses one of the following two methods that the mortality and expense risk and administrative charge is deducted under the Contract:
Method One: The mortality and expense risk and administrative charge is deducted daily. It is assessed as a percentage of the net asset value of each Fund when Accumulation Unit or Annuity Unit values are determined each day.
Method Two: The mortality and expense risk and administrative charge is deducted each calendar quarter. It is assessed as a percentage of the average daily assets of the Sub-Accounts during the calendar quarter. The charge is deducted from your Participant Account by redeeming the Accumulation Units or Annuity Units in proportion to the dollar amount of the charge. Method Two is not available to Contracts issued in New York.
The mortality and expense risk and administrative charge compensates us for providing administrative services and for assuming mortality and expense risks under the Contracts. We assume two types of mortality risk and an expense risk:
Mortality Risk During The Accumulation Period: During the period your Contributions are accumulating, we are required to cover any difference between the Minimum Death Benefit paid and the Participant Account value. These differences may occur during periods of declining value or in periods where the Contingent Deferred Sales Charges would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.
Mortality Risk During The Annuity Period: Once Annuity payouts have begun, we may be required to make Annuity payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.
Expense Risk: We also bear an expense risk that the Contingent Deferred Sales Charges and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.
Although variable Annuity payouts will fluctuate with the performance of the underlying Fund selected, your Annuity payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. This charge enables us to keep our commitments and to pay you as planned.
We also provide various administrative support services for plans. These services include recordkeeping, statements of account, internet and automated voice response account access, and participant educational materials.
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If the mortality and expense risk and administrative charge under a Contract is insufficient to cover actual costs incurred by us, we will bear the loss. If the mortality and expense risk and administrative charge exceeds these costs, we will keep the excess as profit. We may use these profits, as well as revenue sharing and Rule 12b-1 fees received from certain Funds, for any proper corporate purpose including, among other things, payment of sales expenses, including the fees paid to distributors. We expect to make a profit from the mortality and expense risk and administrative charge.
We may reduce the mortality and expense risk and administrative charge under the Contracts (See “Experience Rating under the Contracts” and “Negotiated Charges and Fees”).
Loan Fees
Loans may be subject to a one-time set-up fee of $50. In addition, loans may also be subject to an annual loan administration fee of $50. We deduct 25 percent of the annual fee at the end of each quarter or from the proceeds of a full Surrender of a Participant Account. We deduct the fee proportionately from the Sub-Accounts and any General Account value in a Participant Account.
Premium Taxes
We reserve the right to deduct a charge for Premium Tax imposed on Us by a state or other governmental entity. Certain states and municipalities impose a Premium Tax. In some cases, Premium Taxes are deducted at the time purchase payments are made; in other cases Premium Tax is assessed on the Annuity Commencement Date. We will pay Premium Taxes at the time imposed under applicable law. At Our sole discretion, We may deduct Premium Taxes at the time We pay such taxes to the applicable taxing authorities, at the time the Contract is surrendered, at the time a death benefit is paid, or at the time a Participant annuitizes.
Transfer Fee
You can transfer your Participant Account values between or among the Sub-Accounts up to 12 times per Participant Contract Year. A Transfer Fee of $5 may apply to each transfer in excess of 12 made in a Participant Contract Year. We do not currently charge the $5 Transfer Fee. The Transfer Fee does not apply to Contracts issued in New York.
Experience Rating under the Contracts
We may apply experience credits under a Contract based on investment, administrative or other factors, including, but not limited to: (1) the total number of Participants, (2) the sum of all Participants’ Account values, (3) the allocation of Contract values between the General Account and the Separate Accounts under the Contract, (4) present or anticipated levels of Contributions, distributions, transfers, administrative expenses or commissions, and (5) whether We are the exclusive annuity contract provider. Experience credits can take the form of a reduction in the deduction for Program and Administrative Charges, a reduction in the term or amount of any applicable Contingent Deferred Sales Charges, an increase in the rate of interest credited under the Contract, a reduction in the amount of the Annual Maintenance Fee or any combination of the foregoing. We may apply experience credits either prospectively or retrospectively. We may apply and allocate experience credits in such manner as We deem appropriate. Any such credit will not be unfairly discriminatory against any person, including the affected Contract Owners or Participants. Experience credits have been given in certain cases. Owners of Contracts receiving experience credits will receive notification regarding such credits. Experience credits may be discontinued at Our sole discretion in the event of a change in applicable factors. For Contracts issued in New York, We may only apply experience credits prospectively.
Negotiated Charges and Fees
The charges and fees described in this section vary from Contract to Contract, depending on plan characteristics. The Contract Owner can negotiate charges and fees. This flexibility allows Us and the Contract Owner to custom design a charge and fee structure that meets the financial goals of both the Contract Owner and Talcott Resolution.
Charges of the Funds
The Separate Account purchases shares of the Funds at net asset value. The net asset value of the fund reflects investment advisory fees, distribution fees and operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the Underlying Fund’s prospectuses.
Plan Related Expenses
The Contract Owner may direct Us to deduct amounts from the assets under a Contract to pay certain administrative expenses or other Plan-related Expenses including, but not limited to, fees to consultants, auditors, counsel, Talcott Resolution and other Plan service providers. We will deduct and pay such amounts to the Contract Owner or as directed by the Contract Owner. We may agree to include these amounts as an adjustment to the charge for administrative undertakings for the Separate Account.
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You should consult a tax advisor regarding the tax treatment of adviser fee payments. Please consult with your investment adviser before requesting us to pay financial adviser fees from this Contract compared to other assets you may have.
Any financial adviser fee you pay is in addition to this Contract’s fees and expenses.
You should ask your financial adviser about compensation they receive for this Contract. We are not an investment adviser, and we do not provide investment advice in connection with sales of the Contract. We are not a fiduciary to you, and do not make recommendations or assess suitability.
Description of the Contracts
The Contracts are group variable annuity contracts offered to:
•Tax deferred annuity programs adopted according to Section 403(b) of the Code by public school systems and certain tax-exempt organizations described in Section 501(c)(3) of the Code;
•Deferred compensation plans as defined in Section 457 of the Code sponsored by governmental employers or by certain tax-exempt organizations described in Section 501(c)(3) of the Code;
•Qualified governmental excess benefit plans under Section 415(m) of the Code;
•Retirement plans qualified under Sections 401(a) or 403(a) of the Code; and
•Individual Retirement Annuity programs adopted according to Section 408 of the Code.
The Contracts are not available for issuance except as described above.
It is important that you notify Empower if you change your address. If your mail is returned to Empower, we are likely to suspend future mailings until an updated address is obtained. In addition, Empower may rely on a third party, including the U.S. Postal Service, to update your current address. Failure to give Empower a current address may result in payments due and payable on your Participant Account being considered abandoned property under state law (unless preempted by ERISA), and remitted to the applicable state.
Assignments
The Contract and a Participant’s interest in a Contract cannot be assigned, transferred or pledged.
Pricing and Crediting of Contributions
Initial Contributions to your Participant Account are credited within two Valuation Days of receipt of a properly completed application and the initial Contribution at the Empower Administrative Office.
If the application or other information accompanying the initial Contribution is incomplete when received, We will hold the money in a non-interest bearing account for up to five Valuation Days while We try to obtain complete information. If We cannot obtain the information within five Valuation Days, We will either return the Contribution and explain why it could not be processed or keep the Contribution if the Participant authorizes Us to keep it until the necessary information is provided.
Contributions properly designated for your Participant Account that are received prior to the close of the New York Stock Exchange will be invested on the same Valuation Day. Subsequent Contributions properly designated for your Participant Account that are received on a Non-Valuation Day or after the close of the New York Stock Exchange will be invested on the next Valuation Day.
Canceling your Certificate
For certificates issued in Florida, Minnesota, North Carolina, Texas and Utah in connection with 403(b) Contracts, you have a limited right to return your certificate for cancellation. We urge you to closely examine its provisions. If for any reason you are not satisfied with your certificate, simply return it within the timeframe specified after you receive it with a written request for cancellation that indicates your tax-withholding instructions. We will not deduct any Contingent Deferred Sales Charges during this time. We may require additional information before we can cancel your certificate.
You bear the investment risk from the time the certificate is issued until we receive your complete cancellation request.
The amount we pay you upon cancellation depends on the requirements of the state where you purchased your certificate.
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Surrender Charge Offset
You may be eligible to receive a credit to your Participant Account if you elect to make a Contribution that is transferred from a contract of another carrier within your plan. The credit is equal to the surrender charge you incurred from the other carrier when you make the transfer, and is limited to a maximum credit of 7%. To be eligible, you must transfer the Contribution initially to the General Account, but you may reallocate the amount afterwards as permitted by the Contract.
Your Employer may also be eligible for a Group Surrender Charge Offset if the initial payment made to the Contract consists of a transfer of funds held by the plan under an investment vehicle issued by another carrier. If, by reason of the transfer, the plan has paid, or will pay, a surrender charge, market value adjustment or other discontinuance penalty to the other carrier, Talcott Resolution will reimburse the plan not to exceed 7% of transferred assets.
Contribution Amounts
If the Plan adopted by the Contract Owner so provides, the Contract permits the allocation of Contributions, in multiples of 1% among the several Sub-Accounts of the Separate Account. The minimum amount that may be allocated to any Sub-Account in a Separate Account shall not be less than $10. Such changes must be requested in the form and manner prescribed by Us.
Transfers between Sub-Accounts
During phases of your Contract when transfers are permissible, you may make transfers between Sub-Accounts according to the following policies and procedures, as they may be amended from time to time.
A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Participant Account value among the Funds available in your Contract. Your transfer request will be processed as of the end of the Valuation Day that it is received in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when We process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to Us and your Registered Representative. Any oral communication should be re-confirmed in writing.
You may request a transfer into (purchases) a particular Sub-Account or transfers out of (redemptions) a particular Sub-Account. In addition, you may allocate Contributions to or request Surrenders from Sub-Accounts. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund We would need to sell to satisfy all Participants’ “transfer-out” requests. At the same time, We also combine all the daily requests to transfer into a particular Sub-Account or Contributions allocated to that Sub-Account and determine how many shares of that Underlying Fund We would need to buy to satisfy all Participants’ “transfer-in” requests.
In addition, many of the Underlying Funds that are available as investment options in Our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by Us or Our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.
We take advantage of Our size and available technology to combine sales of a particular Underlying Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by Us or Our affiliates. We also combine many of the purchases of that particular Underlying Fund for many of the products We offer. We then “net” these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that We sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.
For example, if We combine all transfer-out (redemption) requests and Surrenders of a Sub-Account with all other sales of that Underlying Fund from all Our other products, We may have to sell $1 million dollars of that Fund on any particular day. However, if other Participants and the owners of other products offered by Us, want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then We would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.
Restrictions on Sub-Account Transfers
First, you may make only one Sub-Account transfer request each day. We limit each Participants to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one “Sub-Account transfer,” however, you cannot transfer the same Participant Account value more than once a Valuation Day.
For Example:
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•If the only transfer you make on a day is a transfer of $10,000 from one Sub-Account into another Sub-Account, it would count as one Sub-Account transfer.
•If, however, on a single day you transfer $10,000 out of one Sub-Account into five other Sub-Accounts (dividing the $10,000 among the five other Sub-Accounts however you chose), that day’s transfer activity would count as one Sub-Account transfer.
•Likewise, if on a single day you transferred $10,000 out of one Sub-Account into ten other Sub-Accounts (dividing the $10,000 among the ten other Sub-Account however you chose), that day’s transfer activity would count as one Sub-Account transfer.
•Conversely, if you have $10,000 in Participant Account value distribution among 10 different Sub-Accounts and you request to transfer the Participant Account value in all those Sub-Accounts into one Sub-Account, that would also count as one Sub-Account transfer.
•However, you cannot transfer the same Participant Account value more than once in one day. That means if you have $10,000 in a money market fund Sub-Account and you transfer all $10,000 into a stock fund Sub-Account, on that same day you could not then transfer the $10,000 out of the stock fund Sub-Account into another Sub-Account.
Second, you are allowed to submit a total of 20 Sub-Account transfers each Calendar Year (the “Transfer Rule”) by U.S. Mail, Voice Response Unit, internet, or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, We will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, Our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.
We may aggregate a Contract Owner’s Contracts or a Participant’s Participant Accounts for the purposes of enforcing these restrictions.
The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation program. Reallocations made based on a Fund merger or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.
The Contracts provide for a Transfer Fee of $5 that applies to transfers between available investment options under the Contract. We do not currently charge the $5 Transfer Fee.
We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase or become a Participant under this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don’t purchase or become a Participant under this Contract if you plan to engage in “market timing,” which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you, as discussed below:
Fund Trading Policies
Generally, you are subject to an Underlying Fund’s trading policies, if any. We are obligated to provide, at the Underlying Fund’s request, tax identification numbers and other shareholder identifying information contained in Our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, We have agreed to serve as a Fund’s agent to help monitor compliance with that Underlying Fund’s trading policy.
We are obligated to follow each Underlying Fund’s instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning Sub-Account transfers into an Underlying Fund or other funds within that fund complex. We are not authorized to grant exceptions to an Fund’s trading policy. Please refer to each Underlying Fund’s prospectus for more information. Transactions that cannot be processed because of the Underlying Fund’s trading policies will be considered not in good order.
In certain circumstances, the Underlying Fund’s trading policies do not apply or may be limited. For instance:
•Certain types of financial intermediaries may not be required to provide Us with shareholder information.
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•“Excepted funds” such as money market funds and any Underlying Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that an Underlying Fund treats as a single investor.
•An Underlying Fund can decide to exempt categories of Contract Owners whose contracts are subject to inconsistent trading restrictions or none at all.
•Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company sponsored contractual or systematic program such as transfers of assets as a result of asset allocation programs, automatic rebalancing programs, Annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a result of any deduction of charges or fees under a Contract; or (iv) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals, surrenders, or retirement plan contributions.
Possibility of Undetected Abusive Trading or Market Timing. We may not be able to detect or prevent all abusive trading activities. For instance,
•Since We net all the purchases and redemptions for a particular Underlying Fund for this and many of Our other products, transfers by any specific market timer could be inadvertently overlooked.
•Certain forms of variable annuities and types of Underlying Funds may be attractive to market timers. We cannot provide assurances that we will be capable of addressing possible abuses in a timely manner.
•These policies apply only to individuals and entities that own or are Participants under this Contract. However, the Underlying Funds that make up the Sub-Accounts of this Contract are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have different or less restrictive transfer rules or no transfer restrictions at all.
•In some cases, We are unable to count the number of Sub-Account transfers requested by Participants or enforce the Transfer Rule because We do not keep Participant Account records for a Contract. In those cases, the Participant Account records and Participant Sub-Account transfer information are kept by the Contract Owner or its third party service provider. These Contract Owners and third party service providers may provide Us with limited information or no information at all regarding Participant Sub-Account transfers.
Impact of Frequent Transfers
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Participant Account. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity payouts for your payee as well as reduce value of other optional benefits available under your Contract.
Separate Account investors could be prevented from purchasing Fund shares if We reach an impasse on the execution of a Fund’s trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all Our variable product investors if the Fund and We cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund’s opinion, has violated the Fund’s trading policy.
In some cases, We do not have the tax identification number or other identifying information requested by a Fund in Our records. In those cases, We rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, We may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all Participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.
General Account Option Transfers
You may make transfers out of the General Account Option to the Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%). For Contracts issued or amended on or after May 1, 1992:
•Transfers of assets presently held in the General Account option, or which were held in the General Account option at any time during the preceding three months, to any account that we determine is a competing account, are prohibited.
•Similarly, transfers of assets presently held in any account during the preceding three months, that we determine is a competing account, to the General Account option, are prohibited
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In addition, we may limit the maximum amount transferred or Surrendered from the General Account option under a Participant Account to 1/6th of such portion of the Participant Account held in the General Account option in any one Participant Contract Year.
These restrictions apply to all transfers from the General Account Option, including all systematic transfers.
As a result of these limitations, it may take a longer period of time (i.e., several years) to move Participant Account values in the General Account Option to Sub-Accounts and therefore this may not provide an effective short term defensive strategy.
Telephone and Internet Transfers
Transfer instructions received by telephone on any Valuation Day before the end of any Valuation Day will be carried out that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day.
Transfer instructions you send electronically are considered to be received by Us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the end of any Valuation Day, the instructions will be carried out that Valuation Day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgement, you should contact Us as soon as possible.
Telephone or internet transfer requests may be cancelled via the internet or by calling Us before the end of the Valuation Day you made the transfer request.
We, Our agents or Our affiliates are not responsible for losses resulting from telephone or electronic requests that We believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through Our website are genuine, including a requirement that Contract Owners and Participants provide certain identifying information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.
Contract Value
Your Participant Account value reflects the sum of the amounts under your Participant Account allocated to the General Account option and the Sub-Accounts.
There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit value. Therefore, on any Valuation Day the portion of your Participant Account allocated to the Sub-Accounts will reflect the investment performance of the Sub-Accounts and will fluctuate with the performance of the Underlying Funds.
Contributions made or Contract values allocated to a Sub-Account are converted into Accumulation Units by dividing the amount of the Contribution or allocation, minus any Premium Taxes, by the Accumulation Unit value for that Valuation Day. The more Contributions or Contract values allocated to the Sub-Accounts under your Participant Account, the more Accumulation Units will be reflected under your Participant Account. You decrease the number of Accumulation Units in a Sub-Account under your Participant Account by requesting Surrenders, transferring money out of a Sub-Account, submitting a Death Benefit claim or by electing an Annuity payout from your Participant Account.
To determine the current Accumulation Unit value, We take the prior Valuation Day’s Accumulation Unit value and multiply it by the Net Investment Factor for the current Valuation Day. The value of the Separate Account is determined at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time).
The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. At the time your Employer purchases the Contract, your Employer chooses one of the following two methods to calculate the Net Investment Factor. The value of your Participant Account will be the same, regardless of the method chosen by your Employer.
Method One
The Net Investment Factor for each Sub-Account equals:
•the net asset value per share plus applicable distributions per share of the corresponding Underlying Fund at the end of the current Valuation Day; divided by
•the net asset value per share of the corresponding Underlying Fund at the end of the prior Valuation Day; multiplied by
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•the daily expense factor for the mortality, expense risk and administrative charge and any other applicable charges, adjusted for the number of days in the period.
Method Two (not available to Contracts issued in New York)
The Net Investment Factor for each Sub-Account equals:
•the net asset value per share of the corresponding Underlying Fund at the end of the current Valuation Day; divided by
•the net asset value per share of the corresponding Underlying Fund at the end of the prior Valuation Day.
Under Method Two, the value of any applicable Underlying Fund distributions per share creates additional Accumulation Units.
We will send you a statement for each calendar quarter, that tells you how many Accumulation Units you have, their value and your total Participant Account value. You can also call (844) 804-8989 to obtain your Participant Account value or, where available, you may access your account information through our website at www.massmutual.com/govnp.
Shares of the Underlying Funds are valued at net asset value on a daily basis. A complete description of the valuation method used in valuing Fund shares may be found in the Underlying Funds’ prospectus.
Surrenders and Withdrawals
IMPORTANT TAX INFORMATION: There are certain restrictions on section 403(b) tax-sheltered annuities. As of December 31, 1988, all section 403(b) annuities have limits on full and partial surrenders. Contributions to the Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless the Contract Owner/employee has a) attained age 59 1∕2, b) a severance from employment, c) died, d) become disabled or e) experienced financial hardship (cash value increases may not be distributed for hardships prior to age 59 1∕2). Distributions prior to age 59 1∕2 due to financial hardship or separation from service may still be subject to a penalty tax of 10%. We will not assume any responsibility for determining whether a withdrawal is permissible, with or without tax penalty, in any particular situation; or in monitoring withdrawal requests regarding pre or post January 1, 1989 Contract Values. Any full or partial Surrender described above may affect the continuing tax-qualified status of some Contracts or plans and may result in adverse tax consequences to the Contract Owner. The Contract Owner, therefore, should consult with a tax adviser before undertaking any such Surrender (See “Federal Tax Considerations”).
After termination of Contributions on your behalf and prior to your Annuity Commencement Date, you will have the following options:
1.Continue your Participant’s Account under the Contract. Under this option, when the selected Annuity Commencement Date arrives, payments will begin under the selected Annuity payout option (See “Annuity Payout Options”). At any time before the Annuity Commencement Date, you may your Participant Account for a lump sum cash settlement in accordance with 3. below.
2.To provide Annuity payouts immediately. The values in your Participant’s Account may be applied, subject to contractual provisions, to provide for Fixed or Variable Annuity payouts, or a combination thereof, commencing immediately, under the selected Annuity payout option under the Contract (See “Annuity Payout Options”).
3.To Surrender your Account in a single sum. The amount received will be the value next computed after receipt of a written Surrender request for complete Surrender at the Empower Administrative Office, less any applicable Contingent Deferred Sales Charge, Annual Maintenance Fee and Premium Taxes. Payment will normally be made within seven days after We receive the written request.
4.To request a partial Surrender of your Participant’s Account. Partial Surrenders are taken from the Sub-Account(s) that you specify. If you do not specify the Sub-Account(s), We will take the amount out of all applicable Sub-Account(s) on a pro rata basis. We will deduct any applicable Sales Charges from the partial Surrender (See “Contract Charges”).
5.To begin making monthly, quarterly, semi-annual or annual withdrawals while allowing your Participant Account to remain in the Accumulation Period. Your Participant Account remains subject to the Annual Maintenance Fee and any fluctuations in the investment results of the Sub-Accounts or any of the underlying investments. You may transfer the values of your Participant Account from one or more Sub-Accounts or the General Account option to any other Sub-Account, the General Account option or to any combination thereof, subject to Contract restrictions (See “Systematic Withdrawal Option”).
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Systematic Withdrawal Option
If permitted by IRS regulations and the terms of the Plan, a Participant can make withdrawals while allowing his or her Participant Account to remain in the Accumulation Period under the Contract. Eligibility under this provision is limited to Participants who have terminated their employment with the Employer at the time they elect the Systematic Withdrawal Option (“SWO”). Payments are limited to 18.0% of the Participant’s Account annually. The minimum payment amount is $100. SWO payments generally are taxable as ordinary income and, if made prior to age 59 1∕2 , an IRS tax penalty may apply. Any Contingent Deferred Sales Charge otherwise applicable is waived on SWO payments.
Participants elect the specific dollar amount to be withdrawn, the frequency of payments (monthly, quarterly, semi-annually or annually) and the duration of payments (either a fixed number of payments or until the Participant’s Account is depleted). The duration of payments may not extend beyond the Participant’s life expectancy as of the beginning date of SWO payments or the joint and last survivor life expectancy of the Participant and the Participant’s Beneficiary. Participants may not elect the SWO if there is an outstanding loan amount.
A Participant can change the terms of a SWO as often as four times in each calendar year, can terminate the SWO at any time, and can elect one of the five available Annuity options or a partial or full lump sum withdrawal. If a partial or full lump sum withdrawal is elected within 12 months of a SWO payment, the Contingent Deferred Sales Charge that was previously waived, if any, will be deducted from the Participant’s Account upon withdrawal. Unless you direct otherwise, SWO payments will be deducted on a pro rata basis from the General Account option and each Sub-Account to which the Participant’s Account is allocated.
The SWO may only be elected pursuant to an election on a form provided by Us. Election of the SWO does not affect Participants’ other rights under the Contracts.
Payment of Surrender Value
Payments from the Sub-Accounts may be delayed beyond seven days only for periods (1) during which the New York Stock Exchange is closed other than customary weekend or holidays closings, or during which trading on the New York Stock Exchange is restricted; (2) during which an emergency exists that makes the valuation and disposal of the securities not reasonably practical; and (3) such other periods that the SEC may by order permit for the protection of investors.
Annuity Options
You are not required to annuitize this Contract. A Participant selects an Annuity Commencement Date (usually between the Participant’s 50th birthday and the date on which the Participant attains their “applicable age” as described under “Federal Tax Considerations”) and an Annuity payout option. The Annuity Commencement Date may be any day of any month before or including the month of a Participant’s 90th birthday, or an earlier date if prescribed by applicable law.
The Annuity Commencement Date and/or the Annuity payment option may be changed from time to time, but any such change must be made at least 30 days prior to the date on which Annuity payouts are scheduled to begin. Annuity payouts will normally be made on the first business day of each month, or another mutually agreed upon business day.
The Contract contains five Annuity payout options that may be selected on either a Fixed or Variable Annuity basis, or a combination thereof. If a Participant does not elect otherwise, We reserve the right to begin Annuity payouts at age 90 under Option 2 with 120 monthly payments certain. However, unless required by applicable law, We will not assume responsibility in determining or monitoring any required minimum distributions (See “Federal Tax Considerations”). Generally, depending on the terms of your retirement plan, you may select from the following payment frequencies: monthly, quarterly, semi-annually, and annually.
Annuity Payout Options
Option 1: Life Annuity where We make monthly Annuity payouts for as long as the Annuitant lives.
❖Payments under this option stop with the last monthly payment preceding the death of the Annuitant, even if the Annuitant dies after one payment. This option offers the maximum level of monthly payments of any of the other life annuity options (Options 2-4) since there is no guarantee of a minimum number of payments nor a provision for a death benefit payable to a Beneficiary.
Option 2: Life Annuity with 120, 180 or 240 Monthly Payments Certain where We make monthly payments for the life of the Annuitant with the provision that payments will be made for a minimum of 120, 180 or 240 months, as elected. If, at the death of the Annuitant, payments have been made for less than the minimum elected number of months, then any remaining guaranteed monthly payments will be paid to the Beneficiary unless other provisions have been made and approved by Us.
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Option 3: Unit Refund Life Annuity where We make monthly payments during the life of the Annuitant terminating with the last payment due prior to the death of the Annuitant, except that an additional payment will be made to the Beneficiary if (a) below exceeds (b) below:

(a)	=	total amount applied under the option at the Annuity Commencement Date
Annuity Unit value at the Annuity Commencement Date
(b)	=	number of Annuity Units represented by each monthly Annuity payout made	×	number of monthly Annuity payouts made
The amount of the additional payments is determined by multiplying the excess, if any, by the Annuity Unit value as of the date We receive Due Proof of Death.
Option 4: Joint and Last Survivor Annuity where We make monthly payments during the joint lifetime of the Annuitant and a designated individual (called the joint Annuitant) and then throughout the remaining lifetime of the survivor, ending with the last payment prior to the death of the survivor.
❖When the Annuity is purchased, the Annuitant elects what percentage (50%, 662/3%, 75% or 100%) of the monthly Annuity payout will continue to be paid to the survivor.
❖Under this Option 4, it would be possible for an Annuitant and joint Annuitant to receive only one payment in the event of the common or simultaneous death of the Annuitant and joint Annuitant prior to the due date for the second payment.
Option 5: Payments for a Designated Period where We agree to make monthly payments for the number of years selected. Under the Contracts, the minimum number of years is five. In the event of the Annuitant’s death prior to the end of the designated period, the present value of any then remaining payments will be paid in one lump sum to the Beneficiary unless other provisions have been made and approved by Us.
❖Option 5 does not involve life contingencies and does not provide any mortality guarantee.
❖Surrenders are subject to the limitations set forth in the Contract and any applicable Contingent Deferred Sales Charges (See “Contract Charges”).
For Contracts issued in New York, no surrenders are permitted by the Annuitant after Annuity payments commence under Option 5.
Once Annuity payouts have started, no Surrenders are permitted except from an annuity under Annuity Payout Option 5 - Payments for a Designated Period – that are paid on a variable basis. Such surrenders may be subject to a Contingent Deferred Sales Charge.
Options 2 and 5 are available only if the guaranteed Annuity payout period is less than the life expectancy of the Annuitant or the joint life expectancy of the Annuitant and their Joint Annuitant at the time the option becomes effective. Such life expectancy shall be computed on the basis of the mortality table prescribed by the IRS or, if none is prescribed, the mortality table then in use by Us.
We may offer other Annuity payout options from time to time. Not all Annuity payout options will be available in all states or in all Contracts.
Calculation of Annuity Payment
During the Annuity Period, your Participant Account Value will be applied to the Annuity Payout Option on either a fixed or variable basis, as you select. The minimum Annuity payout is $20. No election may be made which results in a first payment of less than $20. If at any time Annuity payouts are or become less than $20 We have the right to change the frequency of payment to intervals that will result in payments of at least $20.
Variable Annuity Payments
The value of the Annuity Unit for each Sub-Account in the Separate Account for any day is determined by multiplying the value for the preceding day by the product of (1) the Net Investment Factor (see “Contract Value”) for the day for which the Annuity Unit value is being calculated, and (2) a factor to neutralize the assumed net investment rate discussed below.
The value of the Contract is determined as the product of the value of the Accumulation Unit credited to each Sub-Account no earlier than the close of business on the fifth business day preceding the date the first Annuity payout is due and the number of Accumulation Units credited to each Sub-Account as of the date the Annuity is to commence.
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The first monthly payment varies according to the Annuity payout option selected. The Contract cites Annuity tables derived from the 1983a Individual Annuitant Mortality Table with an assumed interest rate (“A.I.R.”) of 4.00% per annum. The total first monthly Annuity payout is determined by multiplying the value (expressed in thousands of dollars) of a Sub-Account (less any applicable Premium Taxes) by the amount of the first monthly payment per $1,000 of value obtained from the tables in the Contracts. With respect to Fixed Annuities only, the current rate will be applied if it is higher than the rate under the tables in the Contract.
Level Annuity payouts would be provided if the net investment rate remained constant and equal to the A.I.R. In fact, payments will vary up or down in the proportion that the net investment rate varies up or down from the A.I.R. A higher A.I.R. may produce a higher initial payment but more slowly rising and more rapidly falling subsequent payments than would a lower interest rate assumption.
The amount of the first monthly Annuity payout, determined as described above, is divided by the value of an Annuity Unit for the appropriate Sub-Account not later than the fifth business day preceding the day on which the payment is due in order to determine the number of Annuity Units represented by the first payment. This number of
Annuity Units remains fixed during the Annuity Period, and in each subsequent month the dollar amount of the Annuity payout is determined by multiplying this fixed number of Annuity Units by the then current Annuity Unit value.
The Annuity payouts will be made on the date selected. The Annuity Unit value used in calculating the amount of the Annuity payouts will be based on an Annuity Unit value determined as of the close of business on a day not more than the fifth business day preceding the date of the Annuity payout.
Here is an example of how a Variable Annuity is determined:

ILLUSTRATION OF ANNUITY PAYOUTS: (UNISEX) AGE 65, LIFE ANNUITY WITH 120 PAYMENTS CERTAIN
A.	Net amount applied	$139,782.50
B.	Initial monthly income per $1,000 of payment applied	6.13
C.	Initial monthly payment (A × B ÷ 1,000)	$856.87
D.	Annuity Unit Value	3.125
E.	Number of monthly annuity units (C ÷ D)	274.198
F.	Assume annuity unit value for second month equal to	2.897
G.	Second monthly payment (F × E)	$794.35
H.	Assume annuity unit value for third month equal to	3.415
I.	Third month payment (H × E)	$936.39
The above figures are simply to illustrate the calculation of a Variable Annuity and have no bearing on the actual historical record of any Separate Account.
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Benefits Available Under the Contract
The following table summarizes information about the benefits under the Contract.

Benefit	Purpose	Whether Benefit Is Standard or Optional	Maximum Fee	Restrictions/ Limitations
Death Benefit
If the participant dies during the Accumulation Period, then the type of death benefit paid depends on whether the participant died (a) before age 65, or (b) on or after age 65. If the participant died before age 65, a Minimum Death Benefit is payable to the Beneficiary, which is generally the greater of the greater of (a) the value of the Participant Account and (b) 100% of the Contributions to the Participant Account less prior Surrenders and outstanding Participant loans.If the participant dies on or after age 65, then the Contract pays a death benefit equal to the Participant Account Value, less any outstanding charges and loan balances.
Standard
1.25% (Either deducted via Method 1 (daily deduction as a percentage of net asset value of each fund) or
Method 2 (quarterly
deduction as a percentage of the average daily assets of Sub-Accounts during calendar quarter), depending on which method is selected by your Employer)

• For Minimum Death Benefit, value of Participant account measured on date that all completed paperwork received for all states except IL. In IL, measured on date Due Proof of Death is received.
• The deduction of advisory fees will reduce your death benefit.

Participant Loan	The Participant may be able request a loan from his or her Participant Account Value during the Accumulation Phase if permitted by the Code and the terms of the Plan.	Standard	Loan set-up fee of $50.00 and annual loan administration fee of $50.00.	• Must be permitted by the Code and the terms of the Plan.
Systemic Withdrawal Option	The Participant may be able request a loan from his or her Participant Account Value during the Accumulation Phase if permitted by the Code and the terms of the Plan.	Standard	None
• Limited to Participants who have terminated their employment with the Employer;
• Duration of payments may not extend beyond the Participant’s life expectancy;
• A Participant may not elect the Systemic Withdrawal Option if there is an outstanding Loan.

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Death Benefits
Determination of the Beneficiary: The Beneficiary is the person or persons designated to receive payment of the death benefit upon the death of the Participant. If no designated Beneficiary remains living at the death of the Participant, the Participant’s estate is the Beneficiary.
Death before the Annuity Commencement Date:
•Death prior to age 65: If the Participant dies before the Annuity Commencement Date or the Participant’s attainment of age 65 (whichever comes first) the Minimum Death Benefit is payable to the Beneficiary. The Minimum Death Benefit is the greater of (a) the value of your Participant Account determined as of the day we receive Due Proof of Death and our receipt of a completed settlement instruction at our Administrative Offices or (b) 100% of the total Contributions made to your Participant Account, reduced by any prior partial Surrenders or outstanding Participant loan indebtedness. For Contracts purchased in Illinois, the Minimum Death Benefit is the greater of (a) the value of your Participant Account determined as of the day we receive Due Proof of Death at our Administrative Offices or (b) 100% of the total Contributions made to your Participant Account, reduced by any prior partial Surrenders or outstanding Participant loan indebtedness. To the extent you have Related Contracts under your plan, we may take into consideration corresponding Participant Account values, Contributions, Surrenders, or loan indebtedness in calculating the Minimum Death Benefit. The value of a Participant’s Account on any Valuation Day before the Annuity Commencement Date will be reduced by any applicable Premium Taxes not already deducted.
•Death on or after age 65: If the Participant dies before the Annuity Commencement Date but on or after the Participant’s 65th birthday, the Beneficiary(ies) will receive the value of your Participant Account (less any applicable Premium Taxes not already deducted) as of the date we receive Due Proof of Death and our receipt of a completed settlement instruction at our Administrative Offices. For Contracts purchased in Illinois, the Beneficiary(ies) will receive the value of your Participant Account (less any applicable Premium Taxes not already deducted) as of the date we receive Due Proof of Death at our Administrative Offices.
Calculation of the death benefit: Except for Contracts purchased in Illinois, if the Participant dies before the Annuity Commencement Date, the death benefit will be calculated as of the date we receive Due Proof of Death and our receipt of a completed settlement instruction. The death benefit remains invested in the Separate Account and/or General Account option according to your last instructions until the proceeds are paid or we receive new settlement instructions from the Beneficiary. During the time period between our receipt of Due Proof of Death and our receipt of the completed settlement instructions, the calculated death benefit will be subject to market fluctuations. Upon receipt of complete settlement instructions, we will calculate the payable amount.
If the proceeds are taken in a single sum, payment will normally be made within seven days of our receipt of completed settlement instructions.
You may apply the death benefit payment to any one of the Annuity payout options (See “Annuity Payout Options”) instead of receiving the death benefit payment in a single sum. An election to receive payment of death benefits under an Annuity payout option must be made before a lump sum settlement and within one year after the death by written notice to us at our Administrative Offices. Proceeds due on death may be applied to provide variable payments, fixed payments, or a combination of variable and fixed payments. No election to provide Annuity payouts will become operative unless the initial Annuity payout is at least $20 on either a variable or fixed basis, or $20 on each basis when a combination benefit is elected. The manner in which the Annuity payouts are determined and in which they may vary from month to month are the same as applicable to a Participant’s Account after retirement (See “Contract Value”).
Death on or after the Annuity Commencement Date: If the Annuitant dies on or after the Annuity Commencement Date, there may be no payout at death unless the Annuitant has elected an Annuity payout option that permits the Beneficiary to elect to continue Annuity payouts or to receive the computed value.
Participant Loans
During the Accumulation Period, a Participant under a Tax-sheltered Annuity plan may request a loan from his or her Participant Account, if permitted by the Plan. Loans from a Participant’s Account may not be available in all states or may be subject to restrictions. When you initiate a loan from your Participant Account, We deduct a loan set-up fee of $50. In addition, while your loan is outstanding, We deduct a $50 annual loan administration fee from your Participant Account on a quarterly basis. We deduct 25 percent of the annual fee on the last Valuation Day of each quarter, or from the proceeds of a full Surrender of your Participant Account.
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When you take a loan from your Participant Account, for record-keeping purposes, an amount equal to your loan, plus interest, is placed into a loan account. When you make loan repayments, the amount of the loan account decreases until your loan account is re-paid in full. You must pay back your loan according to the payment schedule set by the terms of your loan agreement. The loan agreement describes the terms, conditions, and any fees or charges of your loan.
Loans will have a permanent effect on the Participant’s Account because the investment results of each Sub-Account will apply only to the amount remaining in such Sub-Account. The longer a loan is outstanding, the greater the impact on the Participant’s Account is likely to be. Also, if not repaid, the outstanding loan balance will reduce the death benefit otherwise payable to the Beneficiary.
Federal Tax Considerations
General
The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on Our understanding of the existing provisions of the Code, Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income.
This summary has been prepared by Us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.
THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.
Civil Unions & Domestic Partnerships
Upon your death, a surviving spouse may have certain continuation rights under the Contract that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of ”spouse“ under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Parties to a civil union or domestic partnership are not treated as spouses under federal law. Consequently, certain transactions, such as change of ownership or continuation of the contract after death, may be taxable to those individuals. You should consult a tax and/or legal advisor for more information on this subject if it applies to you.
Tax Reporting
The federal, as well as state and local, tax laws and regulations require Us to report certain transactions with respect to the Contract (such as an exchange of or a distribution from the Contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide you with a copy of what was reported. This copy is not intended to supplant your own records. It is your responsibility to ensure that what you report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on your books and records. You should review whatever is reported to the taxing authorities by Us against your own records, and in consultation with your own tax advisor, and should notify Us if you find any discrepancies in case corrections have to be made.
Taxation of Talcott Resolution and the Separate Account
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The Separate Account is taxed as part of Talcott Resolution which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a ”regulated investment company“ under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. (See ”Contract Value“). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.
Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. Talcott Resolution is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since Talcott Resolution is the owner of the assets from which the tax benefits are derived.
Diversification of the Separate Account
For certain types of Contracts, the Internal Revenue Code (”Code“) requires that investments supporting these Contracts be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Underlying Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.
The Treasury Department’s diversification regulations under Code Section 817(h) require, among other things, that:
•no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,
•no more than 70% is represented by any two investments,
•no more than 80% is represented by any three investments and
•no more than 90% is represented by any four investments.
In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.
A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to pay the tax due for the period during which the diversification requirements were not met.
Tax Ownership of the Assets in the Separate Account
In order for certain variable annuity contracts to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the ”owner“ of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the ”tax owner“ of certain separate account assets, income and gain from such assets would be includable in the variable contract owner’s gross income. The U.S. Tax Court followed the IRS position and held that a variable contract owner would be treated for federal tax purposes as the owner of the separate account assets (Webber v. Commissioner, 14 Tax Court No. 17, June 30, 2015). The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular sub-accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and variable life insurance contracts. The distinction between when a variable contract owner will be determined to own the separate account under the analysis of the IRS and the Tax Court can best be illustrated by the following IRS rulings.
Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer’s separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such ”public availability“ means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in Our Separate Account for your Contract are available for purchase except through an insurer’s variable contracts or by other permitted entities.
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Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Underlying Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, We believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, We reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.
Non-Natural Persons as Owners
Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:
•A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),
•A contract acquired by the estate of a decedent by reason of such decedent’s death,
•Certain contracts acquired with respect to tax-qualified retirement arrangements,
•Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or
•A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract’s purchase.
A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.
Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the ”holder“ in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a ”holder.“ In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the ”holder.“ However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.
Annuity Purchases by Nonresident Aliens and Foreign Corporations
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to Talcott Resolution. If withholding applies, We are required to withhold tax at the 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence.
Generation Skipping Transfer Tax
Under certain circumstances, the Code may impose a ”generation skipping transfer tax“ when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require Talcott Resolution to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
Tax-Qualified Retirement Plans
This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.
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The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a ”Qualified Plan“ or ”Plan“). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.
The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not Us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance with regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on Our books and records. If you are purchasing a Contract through a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Contract Value.
The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into Our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.
We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.
Individual Retirement Annuities (”IRAs“)
In addition to ”traditional“ IRAs governed by Code Sections 408(a) and (b) (”Traditional IRAs“), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.
a.Traditional IRAs
Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions (”RMDs“) when the Owner reaches their Required Beginning Date or dies (or the distribution qualifies for one of the other exceptions to the penalty on early distributions), as described below, may result in imposition of a 25% penalty tax on any excess of the RMD amount over the amount actually distributed. This excise tax is reduced to 10% if a distribution of the shortfall is made within two years and to the date the excise tax is assessed or imposed by the IRS. In addition, any amount received before the Owner reaches age 59 1∕2 or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.
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You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. Effective January 1, 2020, non-spouse ”designated beneficiaries“ of a deceased Owner must generally receive distributions within 10 years of the death of the Owner. However, the life expectancy payout option (a/k/a ”IRA stretch“) is still available for non-spouse beneficiaries who are ”Eligible Designated Beneficiaries“ enabling them to make a tax-free ”direct rollover“ (in the form of a direct transfer between Plan fiduciaries, as described below in ”Rollover Distributions“) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an ”inherited IRA“ that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant). ”Eligible Designated Beneficiaries“ include beneficiaries who are not more than 10 years younger, disabled, chronically ill, and minors until age of majority, at which time the 10-year rule applies. In addition, such a Plan is not required to permit such a rollover.
b.SEP IRAs
Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension (”SEP“) or a SEP IRA. A SEP IRA can have employer, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
c.SIMPLE IRAs
The Savings Incentive Match Plan for Employees of small employers (”SIMPLE Plan“) is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees (”SIMPLE IRAs“). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 25% penalty tax for failure to make a full RMD (or reduced amount), and to the 10% penalty tax on premature distributions, as described below. In addition, the 10% penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.
If We do not serve as the Designated Financial Institution for your employer’s SIMPLE Plan, for you to use one of Our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with Us.
d.Roth IRAs
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Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner’s lifetime. Generally, however, upon the Owner’s death the amount remaining in a Roth IRA must be distributed by the end of the tenth year after such death for non-spouse designated beneficiaries or distributed over the life or life expectancy of an Eligible Designated Beneficiary. The Owner of a Traditional IRA or other qualified plan assets may convert a Traditional IRA into a Roth IRA under certain circumstances. The conversion of a Traditional IRA or other qualified plan assets to a Roth IRA will subject the fair market value of the converted Traditional IRA to federal income tax in the year of conversion. In addition to the amount held in the converted Traditional IRA, the fair market value may include the value of additional benefits provided by the annuity contract on the date of conversion, based on reasonable actuarial assumptions. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. Distributions from eligible Qualified Plans can be ”rolled over“ directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a ”conversion“ Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan
Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of ”incidental“ death benefits, and the time when RMDs must commence. There are annual limits on contributions to 401(a) defined contribution plans generally, and to 401(k) plans specifically. Salary reduction contributions to a 401(k) option cannot exceed the lesser of a dollar limit ($23,500 in 2025) or 100% of the employee’s ”includible compensation.“ For participants over age 50, a special additional catch-up provision may be available ($7,500 in 2025 or $11,250 if the participant is age 60-63). In addition, a Plan’s provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. In addition, elective deferrals made by participants under a 401(k) arrangement are subject to specific distribution limitations similar to those outlined below for 403(b) plans. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.
In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits ”incidental“ to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.
Tax-Sheltered Annuity under Section 403(b) (”TSA“)
Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code Section 501(c)(3) to purchase a ”tax-sheltered annuity“ (”TSA“) contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee’s gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit ($23,500 in 2025) or 100% of the employee’s ”includable compensation“ for the most recent full year of service, subject to other adjustments. There are also legal limits on the annual elective deferrals a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased ($7,500 in 2025 or $11,250 if the participant is age 60-63). A TSA participant should contact the Plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.
A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:
a.after the employee reaches age 59 1∕2;
b.upon the employee’s separation from service;
c.upon the employee’s death or disability;
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d.in the case of hardship as defined in applicable regulations (and in the case of hardship, any income attributable to such contributions may not be distributed);
e.as a qualified reservist distribution upon certain calls to active duty; or
f.with respect to amounts invested in a lifetime income investment, the date that is 90 days prior to the day that such lifetime income investment may no longer be held as an investment option under the plan.
An employer sponsoring a TSA may impose additional restrictions on your TSA through its Plan document.
Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits ”incidental“ to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA.
Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant’s or beneficiary’s accumulated benefit immediately before such exchange (taking into account such participant’s or beneficiary’s accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant’s employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information.
Deferred Compensation Plans under Section 457 (”Section 457 Plans“)
Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a ”governmental employer“ is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an ”Eligible Deferred Compensation Plan“ or ”Section 457(b) Plan.“ Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant’s includible compensation or (2) the applicable dollar amount, ($23,500 in 2025). The Plan may provide for additional ”catch-up“ contributions. One catch-up contribution allows participants over age 50 to make additional contributions each year ($7,500 in 2025 or $11,250 if the participant is age 60-63); while another permits 457(b) pre-retirement contributions in the three prior years to, but not including, the year the participant reaches normal retirement age. A participant cannot use both catch-up provisions concurrently. In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 59 1∕2, (2) the participant has a severance from employment (including death), (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations), or (4) with respect to amounts invested in a lifetime income investment, the date that is 90 days prior to the date that such lifetime income investment may no longer be held as an investment option under the Plan.
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Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts, certain other insurance contracts, and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (nongovernmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. Where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer’s general creditors under Code Section 457(b)(6).
Taxation of Amounts Received from Qualified Plans
Except under certain circumstances in the case of Roth IRAs or Roth accounts in a Qualified Plan, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other ”investment in the contract.“ For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, Code Section 72 provides the tax rules for determining what portion of each amount received represents a tax-free recovery of ”investment in the contract“.
For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the ”investment in the contract,“ based on the ratio of the ”investment in the contract“ over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.
In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.
Penalty Taxes for Qualified Plans
Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions (”RMDs“). Penalty taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The penalty taxes on premature distributions and failures to make timely RMDs are more uniform and are described in more detail below.
a.Penalty Taxes on Premature Distributions
Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59 1∕2. However, this 10% penalty tax does not apply to a distribution that is either:
i.made to a beneficiary (or to the employee’s estate) on or after the employee’s death;
ii.attributable to the employee’s becoming disabled under Code Section 72(m)(7);
iii. part of a series of substantially equal periodic payments (not less frequently than annually  —  ”SEPPs“) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary (”SEPP Exception“), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;
iv.(except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);
v.(except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);
vi.not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year which are not reimbursed by health insurance (without regard to whether the taxpayer deducts the unreimbursed medical expenses);
vii.certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty;
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viii.distributions of up to $5,000 from a retirement plan in the case of a birth or adoption of a child under Code Section 72(t)(2)(H); or
ix.certain designated qualified disaster distributions.
In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:
i.made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;
ii.not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7);
iii.for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8); or
iv.certain other exceptions to the 10% penalty tax.
If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59 1∕2 and (b) 5 years have elapsed since the first of these periodic payments.
For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual’s employer under a SIMPLE Plan, the 10% penalty tax rate is increased to 25%.
b.RMDs and 25% Penalty Tax
If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution (”RMD“) for the year, the participant is subject to a 25% penalty tax on the amount that has not been timely distributed. This excise tax is reduced to 10% if a distribution of the shortfall is made within two years and to the date the excise tax is assessed or imposed by the IRS.
An individual’s interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of  —
i.the calendar year in which the individual attains their applicable age, or
ii.(except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.
If the individual attains (1) age 70 1∕2 before 2020, the applicable age is 70 1∕2; (2) age 72 during or after 2020 but before 2023, the applicable age is 72; (3) age 72 during or after 2023 and age 73 before 2033, the applicable age is 73; or (4) age 74 after 2032, the applicable age is 75.
The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over  —
a.the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or
b.over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.
Effective January 1, 2020, non-spouse ”designated beneficiaries“ of a deceased plan participant Owner must generally receive distributions within 10 years of the death of the participant. However, the life expectancy payout option (a/k/a ”stretch payout“) is still available for non-spouse beneficiaries who are ”Eligible Designated Beneficiaries“ enabling them to make a tax-free ”direct rollover“ (in the form of a direct transfer between Plan fiduciaries, as described below in ”Rollover Distributions“) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an ”inherited IRA“ that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant). ”Eligible Designated Beneficiaries“ include beneficiaries who are not more than 10 years younger, disabled, chronically ill, and minors until age of majority, at which time the 10-year rule applies.
If an individual dies after RMDs have begun for such individual, any remainder of the individual’s interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual’s death.
The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner’s surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
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The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount. RMDs also can be made in the form of Annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.
In addition, in computing any RMD amount based on a contract’s account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 25% penalty tax for RMDs (or reduced amount) if such additional RMD amount is not timely distributed. There is a recent exception to the RMD rules for certain lifetime income annuity benefits (Qualified Longevity Annuity Contracts, or ”QLAC“), provided by Revenue Ruling 2012-3 and proposed Treasury regulations.
Tax Withholding for Qualified Plans
Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. The federal income tax withholding requirements, including any ”elections out“ and the rate at which withholding applies are different for periodic and non-periodic distributions. Special rules apply when the distribution is an ”eligible rollover distribution“ from a Qualified Plan (described below in ”Rollover Distributions“). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the ”eligible rollover distribution,“ to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in ”Rollover Distributions“). Payees cannot elect out of this mandatory 20% withholding in the case of such an ”eligible rollover distribution.“
Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.
Regardless of any ”election out“ (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee’s total tax liability.
Rollover Distributions
The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plans (a ”direct transfer“ or a ”direct rollover“) or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a ”60-day rollover“), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, We advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.
For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transferor Plan and if other applicable conditions are met. Such a ”direct transfer“ between the same kinds of Plan is generally not treated as any form of ”distribution“ out of such a Plan for federal income tax purposes.
By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a ”distribution“ out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a ”direct rollover“ (made directly to another Plan) or as a ”60-day rollover.“ The tax restrictions and other rules for a ”direct rollover“ and a ”60-day rollover“ are similar in many ways, but if any ”eligible rollover distribution“ made from certain types of Qualified Plan is not transferred directly to another Plan by a ”direct rollover,“ then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a ”60-day rollover“ by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a ”60-day rollover“, the amount that is not rolled over remains subject to normal income tax plus any applicable penalty.
Under Code Sections 402(f)(2)(A) and 3405(c)(3) an ”eligible rollover distribution“ (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a ”direct rollover“) is generally any distribution to an employee of any portion (or all) of the balance to the employee’s credit in any of the following types of ”Eligible Retirement Plan“: (1) a Qualified Plan under Code Section 401(a) (”Qualified 401(a) Plan“), (2) a qualified annuity plan under Code Section 403(a) (”Qualified Annuity Plan“), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an ”eligible rollover distribution“ does not include any distribution that is either  —
a.an RMD amount;
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b.one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or
c.any distribution made upon hardship of the employee.
Before making an ”eligible rollover distribution,“ a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the ”direct rollover“ and ”60-day rollover“ rules and the distribution’s exposure to the 20% mandatory withholding if it is not made by ”direct rollover.“ Generally, under Code Sections 402(c), 403(b)(8) and 457 (e)(16), a ”direct rollover“ or a ”60-day rollover“ of an ”eligible rollover distribution“ can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an ”eligible rollover distribution“ that can qualify for a tax-free ”60-day rollover“ is limited to the amount that otherwise would be includable in gross income. By contrast, a ”direct rollover“ of an ”eligible rollover distribution“ can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a ”predecessor“ Qualified Plan.
Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free ”direct rollover“ or ”60-day rollover“ can be made between a ”Non-Roth IRA“ (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from Non-Roth IRA to a Roth IRA, or a ”conversion“ of a Non-Roth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free ”direct rollover“ or ”60-day rollover“ can be made between an ”inherited IRA“ (Non-Roth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a ”direct rollover“ or a ”60-day rollover“ to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a ”direct rollover“ or a ”60-day rollover“ to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no l-year limit applies to any such ”direct rollover.“ Similar rules apply to a ”direct rollover“ or a ”60-day rollover“ of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer’s SIMPLE Plan is generally disqualified (and subject to the 25% penalty tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a ”direct rollover“ or a ”60-day rollover“ to an Eligible Retirement Plan that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).
Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a non-spouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS and to qualified Coronavirus Related Distributions.
Distribution
The Contracts are no longer offered for sale. MML Distributors, LLC (”MMLD“), a subsidiary of Massachusetts Mutual Life Insurance Company (”MassMutual“), is the principal underwriter of the Contracts, which are sold by affiliated and unaffiliated broker-dealer, and financial institutions.
MMLD is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (”FINRA“). The principal business address of MMLD is 1295 State Street, Springfield, MA 01111.
Financial Intermediaries receive commissions (described below under ”Commissions“). Certain selected Financial Intermediaries also receive additional compensation (described below under ”Additional Payments“). All or a portion of the payments made to Financial Intermediaries may be passed on to Registered Representatives according to a Financial Intermediaries’ internal compensation practices.
Affiliated broker-dealers also employ individuals called ”wholesalers“ in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract value.
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Commissions
Upfront commissions paid to Financial Intermediaries generally range from 0% to up to 7% of each Contribution you pay for your Contract. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1.20% of your Contract value. MMLD pays different commissions based on the Contract variation that you buy.
Commission arrangements vary from one Financial Intermediary to another. We and MMLD are not involved in determining your Registered Representative’s compensation. Under certain circumstances, your Registered Representative may be required to return all or a portion of the commissions paid.
Check with your Registered Representative to verify whether your account is a brokerage or an advisory account. Your interests may differ from Ours and your Registered Representative (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your Registered Representative (or the Financial Intermediary with which they are associated) can be paid both by you and MMLD and its affiliates based on what you buy. Therefore, profits, and your Registered Representative’s (or their Financial Intermediary’s) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.
Additional Payments
Subject to FINRA and Financial Intermediary rules, MMLD and its affiliates also make additional payments to Financial Intermediaries (who may or may not be affiliated with Us) to encourage the sale of this Contract and other contracts that We issue to retirement programs that We or Our affiliates offer (”Additional Payments“). Additional Payments are generally based on average net assets (or aged assets) of the contracts or programs attributable to a particular Financial Intermediary, on sales of the contracts or programs attributable to a particular Financial Intermediary, and/or sales expenses. Additional Payments may be used for various purposes, and may take various forms, such as:
•Payments for access to Registered Representatives and/or Financial Intermediaries, such as through one-on-one wholesaler visits or attendance at national sales meetings or similar events.
•Payments for inclusion of Our products on a Financial Intermediary’s ”preferred list“; participation in, or visibility at, national and regional conferences; and/or articles in Financial Intermediary publications highlighting Our products and services.
•Payments for various marketing expenses such as joint marketing campaigns and/or Financial Intermediary event advertising/participation; sponsorship of Financial Intermediary sales contests and/or promotions in which participants (including Registered Representatives) receive prizes such as travel awards, merchandise and recognition; and expenses of generating clients.
•Payment and support to Underlying Fund companies including Fund related wholesaler support, training and marketing activities for certain Funds, and providing sales activity reports.
•Sales support through such things as providing hardware and software, operational and systems integration, links to Our website from a Financial Intermediary’s websites; shareholder services (including sub-accounting) sponsorship of Financial Intermediary due diligence meetings; and/or expense allowances and reimbursements.
•”Due diligence“ payments for a Financial Intermediary’s examination of a product; payments for educational training, sales or training seminars, conferences and programs, sales and service desk training, and/or client or prospect seminar sponsorships.
•Occasional meals and entertainment, tickets to sporting events and other gifts.
More Information
Modification of the Contracts
Subject to any federal and state regulatory restrictions, We may modify the Contracts at any time by written agreement between the Contract Owner and Us. No modification will affect the amount or term of any Annuities begun prior to the effective date of the modification, unless it is required to conform the Contract to, or give the Contract Owner the benefit of, any federal or state statutes or any rule or regulation of the U.S. Treasury Department or the Internal Revenue Service.
On or after the fifth anniversary of any contract we may change, from time to time, any or all of the terms of the Contracts by giving 90 days advance written notice to the Contract Owner, except that the Annuity tables, guaranteed interest rates and the Contingent Deferred Sales Charges which are applicable at the time a Participant’s Account is established under a contract, will continue to be applicable.
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We may modify the Contract at any time if such modification: (i) is necessary to make the Contract or the Separate Account comply with any law or regulation issued by a governmental agency to which We are subject; or (ii) is necessary to assure continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or annuity contracts; or (iii) is necessary to reflect a change in the operation of the Separate Account or the Sub-Accounts); or (iv) provides additional Separate Account options; or (v) withdraws Separate Account options. In the event of any such modification We will provide notice to the Contract Owner or to the payee(s) during the Annuity period. Talcott may also make appropriate endorsement in the Contract to reflect such modification.
A contract may be suspended by the Contract Owner by giving us written notice at least 90 days before the effective date of the suspension at our Administrative Office. A contract will be suspended automatically on its anniversary if the Contract Owner fails to assent to any modification of a contract. In this context, such modifications would have become effective on or before that anniversary.
Upon suspension of a 403(b) Contract, we will continue to accept Contributions, subject to the terms of the Contract, as such terms are applicable to Participant’s Accounts under the Contracts prior to such suspension. However, no Contributions will be accepted on behalf of any new Participant Accounts. Annuitants at the time of any suspension will continue to receive their Annuity payouts. The suspension of a 403(b) Contract will not preclude a Contract Owner from applying existing Participant’s Accounts to the purchase of Fixed or Variable Annuity benefits.
Upon suspension of all other Contracts, Talcott Resolution will not accept future contributions.
Reservation of Rights Under the Contract
We may, at Our sole discretion, elect not to exercise a right or reservation specified in this Contract. If we elect not to exercise a right or reservation, We are not waiving it. We may decide to exercise a right or a reservation that We previously did not exercise.
Legal Proceeding
Like other insurance companies, We are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, We do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts.
Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s results of operations or cash flows in particular quarterly or annual periods.

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Appendix A – Underlying Funds
The following is a list of the Underlying Funds currently available under the Contract. In the event more than one Underlying Funds were offered under the Contract, the Underlying Funds available to you may vary by Employer. In such an event, you should refer to your retirement plan documents for a list of Underlying Funds available to you. More information about the Underlying Fund is available in the prospectuses for the Fund, which may be amended from time to time and can be found online at https://plan.empower-retirement.com/plancloudws/fundprospectus. You can also request this information at no cost by calling (844) 804-8989 or sending an email request to participantservices@empower.com.
The current expenses and performance information below reflect fees and expenses of the Underlying Funds, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. The past performance of a Fund is not necessarily an indication of future performance.

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Small Value	AB Discovery Value Fund - Class A	1.09%	9.61%	8.36%	7.18%
	Adviser: AllianceBernstein L.P.
	Subadviser: N/A
US Fund Diversified Emerging Mkts	Allspring Emerging Markets Equity Fund - Class A*	1.43%	3.37%	-0.92%	2.88%
	Adviser: Allspring Funds Management, LLC
	Subadviser: Allspring Global Investments, LLC
US Fund Large Value	American Century Equity Income Fund - Investor Class	0.93%	10.53%	5.60%	7.82%
	Adviser: American Century Investment Management Inc
	Subadviser: N/A
US Fund Money Market-Taxable	American Century U.S. Government Money Market Fund - Class A	0.71%	4.62%	2.05%	1.48%
	Adviser: American Century Investment Management Inc
	Subadviser: N/A
US Fund Global Large-Stock Blend	American Funds Capital World Growth and Income Fund℠ - Class R3	1.06%	13.53%	8.21%	7.87%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Large Growth	American Funds The Growth Fund of America® - Class R3	0.94%	28.02%	14.58%	13.29%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Moderately Aggressive Allocation	American Funds The Income Fund of America® - Class R3	0.91%	10.52%	6.22%	6.34%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
APP A-1

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Small Growth	Baron Small Cap Fund - Retail Shares	1.30%	13.28%	9.89%	10.21%
	Adviser: BAMCO Inc
	Subadviser: N/A
US Insurance Large Blend	BlackRock S&P 500 Index V.I. Fund - Class I Shares	0.13%	24.83%	14.38%	12.89%
	Adviser: BlackRock Advisors, LLC
	Subadviser: N/A
US Fund Mid-Cap Blend	BNY Mellon Midcap Index Fund, Inc. - Investor Shares (Closed to Contracts issued on or about 6/1/2014)	0.51%	13.42%	9.80%	9.16%
	Adviser: BNY Mellon Investment Adviser, Inc
	Subadviser: N/A
US Fund Small Blend	BNY Mellon Smallcap Stock Index Fund - Investor Class	0.51%	8.26%	7.88%	8.45%
	Adviser: BNY Mellon Investment Adviser, Inc
	Subadviser: N/A
US Fund Large Growth	Calvert Equity Fund - Class A	0.90%	8.39%	11.04%	12.44%
	Adviser: Calvert Research and Management
	Subadviser: Atlanta Capital Management Company,LLC
US Fund Large Value	Davis New York Venture Fund - Class A	0.92%	17.51%	9.58%	9.77%
	Adviser: Davis Selected Advisers LP
	Subadviser: Davis Selected Advisers (New York) Inc
US Fund High Yield Bond	Eaton Vance Income Fund of Boston - Class A	0.98%	7.08%	3.98%	4.58%
	Adviser: Boston Management and Research
	Subadviser: Eaton Vance Advisers International Ltd.
US Fund Short-Term Bond	Federated Hermes Short-Term Income Fund - Service Shares*	0.66%	5.31%	1.96%	1.92%
	Adviser: Federated Investment Management Company
	Subadviser: N/A
APP A-2

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Blend	Fidelity Advisor® Leveraged Company Stock Fund - Class M	1.24%	26.08%	13.85%	9.91%
	Adviser: Fidelity Management & Research Company LLC
	Subadviser: FMR Investment Management (U.K.) Limited;Fidelity Management & Research (Japan) Limited;Fidelity Management & Research (HK) Ltd;
US Fund Mid-Cap Value	Fidelity Advisor® Value Strategies Fund - Class M	1.34%	8.63%	11.39%	9.15%
	Adviser: Fidelity Management & Research Company LLC
	Subadviser: FMR Investment Management (U.K.) Limited;Fidelity Management & Research (Japan) Limited;Fidelity Management & Research (HK) Ltd;
US Fund Mid-Cap Value	Franklin Mutual U.S. Mid Cap Value Fund - Class A*	0.90%	9.15%	6.69%	6.33%
	Adviser: Franklin Mutual Advisers, LLC
	Subadviser: N/A
US Fund Mid-Cap Growth	Goldman Sachs Small/Mid Cap Growth Fund - Class A*	1.24%	12.14%	8.40%	9.35%
	Adviser: Goldman Sachs Asset Management, L.P.
	Subadviser: N/A
US Fund Large Blend	Hartford Capital Appreciation HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing)	0.67%	21.19%	11.50%	10.61%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Large Value	Hartford Dividend and Growth HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing)	0.65%	12.67%	10.75%	10.55%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
APP A-3

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Foreign Large Blend	Hartford International Opportunities HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing)	0.76%	8.40%	5.18%	5.50%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Large Blend	Hartford Stock HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.51%	8.74%	9.25%	10.43%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Intermediate Core-Plus Bond	Hartford Total Return Bond HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing)	0.50%	2.33%	0.28%	1.97%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Ultrashort Bond	Hartford Ultrashort Bond HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing)	0.44%	5.20%	2.26%	1.78%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Mid-Cap Growth	Hartford MidCap HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing)	0.73%	6.28%	4.91%	8.27%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Moderate Allocation	Invesco Equity and Income Fund - Class A*	0.77%	11.81%	8.05%	7.11%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
APP A-4

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Global Bond	Invesco International Bond Fund - Class A*	1.04%	1.93%	-1.38%	0.85%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Real Estate	Invesco Real Estate Fund - Class A	1.25%	1.74%	0.92%	3.94%
	Adviser: Invesco Advisers, Inc.
	Subadviser: Invesco Asset Management Ltd
US Fund Small Value	Invesco Small Cap Value Fund - Class A	1.12%	24.53%	19.29%	11.76%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Technology	Invesco Technology Fund - Investor Class	0.96%	34.25%	14.67%	14.28%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Mid-Cap Value	Invesco Value Opportunities Fund - Class A	1.07%	30.10%	16.77%	10.86%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Moderate Allocation	Janus Henderson Balanced Fund - Class S	1.07%	14.92%	7.87%	8.22%
	Adviser: Janus Henderson Investors US LLC
	Subadviser: N/A
US Fund Large Growth	Janus Henderson Forty Fund - Class S	1.01%	27.73%	14.87%	15.01%
	Adviser: Janus Henderson Investors US LLC
	Subadviser: N/A
US Fund Foreign Large Blend	Janus Henderson Overseas Fund - Class S	1.30%	5.52%	6.81%	5.12%
	Adviser: Janus Henderson Investors US LLC
	Subadviser: N/A
US Fund Small Growth	John Hancock New Opportunities Fund - Class A*	1.21%	8.88%	7.84%	6.84%
	Adviser: John Hancock Investment Management LLC
	Subadviser: GW&K Investment Management, LLC
US Fund Small Value	Keeley Small Cap Dividend Value Fund - Class A*	1.29%	15.51%	9.11%	7.22%
	Adviser: Keeley-Teton Advisors, LLC
	Subadviser: N/A
APP A-5

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Mid-Cap Blend	Lord Abbett Value Opportunities Fund - Class A	1.19%	13.62%	8.69%	7.42%
	Adviser: Lord, Abbett & Co LLC
	Subadviser: N/A
US Fund Large Growth	Massachusetts Investors Growth Stock Fund - Class A	0.71%	16.33%	12.49%	13.24%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
US Fund Intermediate Government	MFS® Government Securities Fund - Class R3*	0.76%	0.33%	-1.00%	0.39%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
US Fund Foreign Small/Mid Value	Oakmark International Small Cap Fund - Investor Class	1.33%	-2.93%	4.42%	5.36%
	Adviser: Harris Associates L.P.
	Subadviser: N/A
US Fund Inflation-Protected Bond	PIMCO Real Return Fund - Class A	0.90%	2.18%	1.72%	1.89%
	Adviser: Pacific Investment Management Company, LLC
	Subadviser: N/A
US Fund Intermediate Core-Plus Bond	PIMCO Total Return Fund - Class A	0.85%	2.26%	-0.11%	1.37%
	Adviser: Pacific Investment Management Company, LLC
	Subadviser: N/A
US Fund Foreign Large Blend	Putnam International Equity Fund - Class A	1.20%	3.50%	4.91%	4.71%
	Adviser: Putnam Investment Management, LLC
	Subadviser: Franklin Advisers, Inc.;Franklin Templeton Investment Management;
US Fund Foreign Large Blend	Thornburg International Equity Fund - Class R3*	1.36%	11.05%	6.80%	6.23%
	Adviser: Thornburg Investment Management Inc
	Subadviser: N/A
US Fund Large Blend	Victory Special Value Fund - Class A	1.37%	27.09%	14.55%	10.71%
	Adviser: Victory Capital Management Inc.
	Subadviser: N/A
APP A-6

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Mid-Cap Growth	Victory Munder Mid-Cap Core Growth Fund - Class A	1.27%	10.85%	8.47%	7.54%
	Adviser: Victory Capital Management Inc.
	Subadviser: N/A
US Fund Foreign Large Blend	Virtus NFJ International Value Fund - Class A*	1.30%	-2.60%	0.83%	0.55%
	Adviser: Virtus Investment Advisers, LLC
	Subadviser: NFJ Investment Group LLC - Dallas
* Denotes Underlying Funds and their investment advisers that have entered into temporary expense reimbursements and /or fee waivers. See the prospectus for the Underlying Fund for further information.
HV-3573

APP A-7

The Statement of Additional Information (“SAI”), which is incorporated by reference into this Prospectus, includes additional information about the Separate Account and the Contract. The SAI is available without charge, upon request. To request copies of the SAI and make other inquiries about your Contracts, call us at 1-844-804-8989. Copies of the SAI and other information are also available on the following website https://plan.empower.com/plancloudws/fundprospectus and by e-mail request to participantservices@empower.com. Reports and other information about the Separate Account and the Contract are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
C000055029

Talcott Resolution Life Insurance Company Group Variable Annuity Contracts Separate Account Eleven PremierSolutions Standard Sub-Administered by Empower Annuity Insurance Company of America
Overview
This Prospectus describes information you should know before you purchase or become a Participant under a group variable annuity contract (the “Contract” or “Contracts”). Please read it carefully before you purchase or become a Participant under the Contract. We no longer sell the Contract. However, we continue to administer existing Contracts. The Contract provides for accumulation of Participant Account value and Annuity payments on a fixed and/or variable basis.
Talcott Resolution Life Insurance Company issues the Contracts for use in certain retirement programs adopted according to the Internal Revenue Code.
You or your Employer allocate your plan Contribution to “Sub-Accounts.” Sub-Accounts are subdivisions of the Separate Accounts that we established to keep your Contributions separate from our company assets. The Sub-Accounts purchase shares of underlying mutual funds (“Underlying Funds”) that have investment strategies ranging from conservative to aggressive. You choose the Sub-Accounts that meet your investment goals and risk tolerance. For additional information on the underlying Funds see Appendix A: “Underlying Funds.”
For Contracts issued in connection with Employer-sponsored retirement programs, the Contract Owner decides which Sub-Accounts described in this Prospectus are available to Participants. As a result, if you are a Participant in an Employer-sponsored retirement program, you may not be able to allocate Contributions to all of the Sub-Accounts described in this Prospectus. For additional information describing which Sub-Accounts are available to you, please refer to the materials describing your Employer’s program.
Depending on which Sub-Accounts you select, the underlying Funds may be retail mutual funds that are available to the public, or mutual funds that are only available to insurance company separate accounts. Because your Contributions purchase Sub-Accounts, you do not invest directly in any of the Underlying Funds.
The Contracts may contain a General Account option. The General Account option has certain restrictions. The General Account option and these restrictions are not described in this Prospectus. The General Account option is not required to be registered with the Securities and Exchange Commission (“SEC”).
If you decide to become a Contract Owner or a Participant, you should keep this Prospectus for your records. You can also call Empower at 1-844-804-8989 to get a Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about the Contract, and like this Prospectus, is filed with the SEC.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The SEC doesn’t approve or disapprove these securities or determine if the information in this Prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense.
This Prospectus and the Statement of Additional Information can also be obtained from the SEC’s website (http://www.sec.gov).
This group variable annuity contract IS NOT:
♦A bank or credit union deposit or obligation
♦FDIC or NCUA insured
♦Insured by any federal government agency
♦Guaranteed by any bank or credit union
♦May go down in value
Prospectus Dated: May 1, 2025

Section	Page
2

Appendix A - Underlying Funds	APP A-1
3

Glossary Of Special Terms
The defined terms set out in this prospectus also appear in and apply to the related Statement of Additional Information (“SAI”).
Accumulation Period: The period before the start of Annuity payouts.
Accumulation Units: If you allocate your Contributions to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of Participant Accounts invested in the Sub-Accounts prior to Annuitization.
Annual Maintenance Fee: An annual charge for establishing and maintaining a Participant’s Account under a Contract.
Annuitant: The person on whose life Annuity payouts are based.
Annuitant’s Account: An account established at the beginning of the Annuity Period for making Annuity payouts under the Contracts.
Annuity: A series of payments for life or another designated period.
Annuity Commencement Date: The date we start to make Annuity payouts to you.
Annuity Period: The period during which we make Annuity payouts to you.
Annuity Unit: A unit of measure we use to calculate the value of Annuity payments under a Variable Annuity payout option.
Beneficiary: The person or persons designated to receive Contract values in the event of the Participant’s or Annuitant’s death.
Code: The Internal Revenue Code of 1986, as amended.
Contract Owner: The Employer or entity owning the Contract.
Contract Year: A period of 12 months beginning with the effective date of the Contract or with any anniversary of the effective date.
Contribution(s): The amount(s) paid or transferred or rolled over to Us by the Contract Owner on behalf of Participants pursuant to the terms of the Contracts.
Date of Coverage: The date on which we receive the application on behalf of a Participant.
Due Proof of Death: A certified copy of the death certificate, an order of a court of competent jurisdiction, a statement from a physician who attended the deceased or any other proof acceptable to us.
Employer: An employer maintaining a Tax-Sheltered Annuity plan, a Deferred Compensation Plan, or an Individual Retirement Annuity plan for its employees.
Empower: Empower Annuity Insurance Company of America, which serves as sub-administrator of the Contracts and the Separate Account. You may contact Empower at 1-844-804-8989, Participantservices@empower.com, or at 8515 E. Orchard Road, Greenwood Village, CO 80111.
Empower Administrative Office: Overnight and Standard mailing address: Empower, 8515 E. Orchard Road, Greenwood Village, CO 80111.
Fixed Annuity: An Annuity providing for guaranteed payments which remain fixed in amount throughout the payment period and which do not vary with the investment experience of a separate account.
General Account: Our General Account that consists of all of our company assets, including any money you have invested in the General Account option. The assets in the General Account are available to the creditors of Talcott Resolution.
Minimum Death Benefit: The minimum amount payable upon the death of a Participant prior to age 65 and before Annuity payments have started.
Participant (also, “you”): Any employee or former employee of an Employer or other individual with a Participant Account under a Contract.
Participant Account: An account under a Contract to which the General Account values and the Separate Account Accumulation Units are allocated on behalf of a Participant under a Contract.
4

Participant’s Contract Year: A period of twelve (12) months beginning with the Date of Coverage of a Participant and each successive 12-month period.
Premium Tax: A tax or amount of tax, if any, charged by a state, federal, or other governmental entity on Contributions or Contract values.
Related Contract: Another contract or funding vehicle under your plan that may be considered when determining charges or benefits under the Contract described in this Prospectus. Your Employer and Talcott Resolution agree as to whether another contract or funding vehicle is eligible as a Related Contract.
Separate Account: Separate Account Eleven of Talcott Resolution Life Insurance Company.
Sub-Account Value: The value on or before the Annuity Commencement Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit value for that Sub-Account.
Surrender: Any withdrawal of Contract values.
Talcott Resolution, We, Us or Our: Talcott Resolution Life Insurance Company
Tax-Sheltered Annuity (also “Tax Deferred Annuity”): An Annuity Contract purchased by an Employer on behalf of its employees that qualifies for special tax treatment under section 403(b) of the Code.
Valuation Day: Every day the New York Stock Exchange is open for trading. The value of a Separate Account is determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on such days.
Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.
Variable Annuity: An Annuity providing for payments varying in amount in accordance with the investment experience of the assets held in the underlying Funds of the Separate Account.
5

Important Information You Should Consider About the Contract

FEES AND EXPENSES				LOCATION IN PROSPECTUS
Charges for Early Withdrawals
You do not pay a sales charge at the time you make a Contribution to your Participant Account. But you may pay a Contingent Deferred Sales Charge (“CDSC”) if you fully or partially surrender your Participant Account Value during the first five Contract Years. No CDSC applies in the sixth Contract Year or later.
For example, if you made a withdrawal of $100,000.00 (a partial surrender) from your Participant Account Value during your first Contract Year, you would pay a maximum CDSC of $5,000.00.
Contract Charges: Contingent Deferred Sales Charge
Transaction Charges
In addition to the Contingent Deferred Surrender Charge, you may be charged for other transactions. These may include fees to set up and administer a Loan from your Participant Account Value, charges for Premium Taxes that are imposed by a State or other government entity, or a Transfer Fee for transfers among the Sub-Accounts that exceed twelve transfers in a Contract Year.
Contract Charges: Loan Fees; Premium Taxes; and Transfer Fees
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year. Please refer to your Contract specifications page for information about the specific fees you will pay each year.
The fees and expenses don’t reflect advisory fees that are paid to investment advisors from the Participant Account. If such charges were reflected, such fees and expenses would be higher.
Fee Table: Participant Transaction Expenses; Annual Contract Expenses; Annual Underlying Funds Operating Expenses
	Annual Fee	Minimum	Maximum
	Base Contract[1]	0.00%	1.30%
	Investment options (Fund fees and expenses)[2]	0.13%	1.73%
1 As a percentage of Total Value of Participant Accounts under the Contract. [2] As a percentage of Underlying Fund assets.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges.

	Lowest Annual Cost: $1,268	Highest Annual Cost: $2,576
	Assumes: •Investment of $100,000 •5% annual appreciation •Least expensive Contract and Underlying Fund fees and expenses •No CDSC charge •No additional Purchase Payments, transfers, or withdrawals	Assumes: •Investment of $100,000 •5% annual appreciation •Most expensive Contract and Underlying Fund fees and expenses •No CDSC charge •No additional Purchase Payments, transfers, or withdrawals
Other Plan or Participant Charges	Any plan-specific fees.			Fee Table: Participant Transaction Expenses
6

RISKS		LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this Contract, including loss of principal and prior credited earnings.	Principal Risks
Not a Short Term Investment
The Contract is designed as a long-term accumulation Investment for retirement savings. It is not designed for short term investment and is not appropriate for an investor who needs ready access to cash.
Principal Risks
Risks Associated with Investment Options
•An investment in this Contract is subject to the risk of poor investment performance of the Underlying Funds available under the Contract.
•Each Underlying Fund has its own unique risks.
•You should review the prospectus for each Underlying Fund before making an investment decision.
Principal Risks
Insurance Company Risks
Any obligations, guarantees, and benefits of the Contract are subject to the claims- paying ability of the Talcott Resolution. If Talcott Resolution experiences financial distress, it may not be able to meet its obligations to you. More information about Talcott Resolution, including its financial strength ratings, is available upon request. You may make such request by calling 844-804-8989 or visiting https://www.talcottresolution.com
Principal Risks
RESTRICTIONS		LOCATION IN PROSPECTUS
Investments	Talcott may add or remove an Underlying Fund as an investment option under the Contract or to limit its availability to new Contributions or Transfers of Participant Account Value.	Changes to the Funds and Separate Account
Optional Benefits
Loans will have a permanent effect on the Participant’s Account because the investment results of each Sub-account will apply only to amounts remaining in the Sub-accounts. A loan that is not repaid will also reduce the death benefit.
If the Participant elects to pay third-party advisory fees out of the Contract, they may be subject to federal and state taxes, and a 10% federal tax penalty may apply if the Participant is under age 59 1∕2.
Description of the Contracts– Transfers between Sub-Accounts; Restrictions on Sub-Account Transfers
TAXES		LOCATION IN PROSPECTUS
Tax Implications
•You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
•Because you purchase the Contract through a qualified retirement plan, it does not provide any additional tax benefit.
•Earnings on your Contract are generally taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59 1∕2.
Federal Tax Considerations
CONFLICTS OF INTEREST		LOCATION IN PROSPECTUS
Investment Professional Compensation
Your registered representative may receive compensation in the form of commissions for selling this Contract to you. Such compensation may influence your registered representative to recommend this Contract over another investment.
Distribution
Exchanges
Because this Contract is no longer available for sale, it should not be offered to you in exchange for another annuity contract that you own. But you should be aware, in general, that some investment professionals have a financial incentive to offer you a new contract in place of the one that you own. You should exchange an annuity contract only if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new annuity contract rather than continue to own the existing annuity contract.
N/A
7

Overview of the Contract
Purpose
The Contract is designed for purchase by sponsors of retirement plans established under Sections 401(a), 403(a), 403(b), 457 and 408 of the Code as an investment option for their participants. The Contract offers a number of Underlying Funds in which participants may invest through the Sub-accounts. A General Account Option that guarantees payment of a minimum interest rate may also be available.
Phases of the Contract
The Contract has two periods: (1) the Accumulation Period and (2) the Annuity Period:
During the Accumulation Period, the Employer makes Contributions to the Contract on behalf of Plan Participants that Participants may allocate among the Sub-Accounts and, if available through the Plan, to the General Account Option. For additional information about the Underlying Funds available for investment through the Sub-Accounts, see Appendix A: Underlying Funds, at the back of this prospectus.
During the Accumulation Period, participants may request full or partial surrenders of their Participant Account value. In addition, participants may be able to request a loan from their Participant Account value.
The Accumulation Period ends on the Annuity Commencement Date when annuity payments begin. A Participant selects an Annuity Commencement Date and an Annuity Payout Option. The Contract provides five annuity options, which may be selected on either a Fixed or Variable Annuity basis or a combination thereof.
During the Annuity Period, neither partial nor full surrenders are permitted except from annuities under Annuity Payout Option No. 5 - Payments for a Designated Period – that are selected on a variable basis. Nor may Participants request a loan during the Annuity Period.
Contract Features
Death Benefit: In the event that a participant dies during the Accumulation Period, then the type of death benefit paid depends on whether the participant died (a) before age 65, or (b) on or after age 65. If the participant died before age 65, a Minimum Death Benefit is payable to the Beneficiary. As further described in this Prospectus, the Minimum Death Benefit is generally the greater of (a) the value of the Participant Account and (b) 100% of the Contributions to the Participant Account less prior Surrenders and outstanding Participant loans. If the participant died on or after age 65, then the Contract pays a death benefit equal to the Participant Account Value, less any outstanding charges and loan. The form of the death benefit payable is subject to any limitation imposed by the Plan and the terms of the Contract.
Withdrawal Options: Full and Partial Surrenders are permitted during the Accumulation Period. They are allowed during the Annuity Period only from an annuity under Option No. 5 – Payments for a Designated Period – that is selected on a variable basis.
Loans: Participants may request loans under certain Plans. To obtain a loan, the participant must enter into an agreement with the Contract administrator that describes the terms, conditions and fees or charges of the loan. The Plan may restrict the amount of Participant Account value available for a loan. See the more detailed section “Participant Loans”.
Systemic Withdrawal Option: If permitted by Internal Revenue Service Regulations and the Plan, Participants who have terminated their employment with the Employer may elect systemic withdrawals based on a specific payment of amount, the frequency of payments and the duration of payments, while remaining in the Accumulation Period.
8

Fee Table

The following tables describe the fees and expenses that you, as a Participant, will pay when opening, holding and surrendering amounts from your Participant Account. Please contact your Plan Administrator for information about the specific fees you will pay each year under the Contract.
Please note that there may be additional extra-contractual fees and charges that are not reflected in the Fee Tables, such as custodial or advisory fees that are plan and/or Participant specific, and if such costs were reflected, the cost would be higher. Depending on the type of charge, these may reduce your Participant Account Value and/or could have tax consequences. See the Section “Plan Related Expenses” under “Contract Charges” later in this Prospectus.
The Contract may be available to third-party intermediaries who may charge you a fee for their services in addition to Contract fees and expenses. If you wish to pay these fees from your Covered Account Value, then the deduction will reduce the death benefit and may be subject to state and federal income taxes and a 10% federal penalty tax may apply if you are under age 59 1∕2.
The first table describes the fees and expenses you will pay at the time you make contributions to, withdrawals from, request a Loan from, surrender you Participant Account value, or transfer Participant Account value between Sub-Accounts. State Premium Tax may also be deducted.
Participant Transaction Expenses

Sales Load on Premium Payments	None
Maximum Surrender Charge (as a % of each premium payment withdrawn)(1)	5%
Transfer Processing Fee	After the first 12 transfers in a Contract Year, we may charge $5 for each additional transfer during that Contract Year. There is no fee for the first 12 transfers during a Contract Year.
Loan Set-up Fee	$50
(1)We do not deduct a charge for sales expenses from premiums at the time they are paid. However, We may deduct a surrender charge when a premium is withdrawn upon a surrender or partial surrender or applied to certain annuity options during the first five years following the payment of that premium. The surrender charge is calculated as a percentage of the premium payment being withdrawn or annuitized during the applicable Premium Year. The amount of the surrender charge decreases over time, measured from the date the premium payment is credited to the Contract. The surrender charge percentages are shown below.

Premium Years Since Payment of Premium	1	2	3	4	5	6+
Charge (%)	5	4	3	2	1	0
The next table describes the fees that you will pay each year during the time that you hold Participant Account value under the Contract (not including Underlying Fund fees and expenses).
Annual Contract Expenses

	Minimum Fee	Maximum Fee
Annual Maintenance Fee(1)	$0	$30
Base Contract Fee (as a percentage of average daily Sub-Account value)(2)	0.00%	1.25%
Annual Loan Administration Fee(3)	$50	$50
(1)The Annual Maintenance Fee is deducted from each Participant Account on a quarterly basis. The maximum Annual Maintenance Fee is $30.00. The current Annual Maintenance Fee varies with the Average Participant Account Value under the Contract. For Average Participant Account Values between $0 and $19,999.00, the Annual Maintenance Fee is $20.00, for Average Participant Account Values between $20,000.00 and 39,000.00, the Annual Maintenance Fee is $10.00 and for Average Participant Account Values over $40,000.00, the Annual Maintenance Fee is $0.
(2)The Base Contract Fee consists of the Mortality and Expense Risk and Administrative Charge, which varies with the total value of Participant Accounts under the Contract. The Mortality and Expense Risk and Administrative Charge is either deducted daily (Method 1) or quarterly (Method 2), depending on which method is selected by your Employer.
(3)This fee does not include an interest charged under the terms of the loan.
9

The next item shows the minimum and maximum total operating expenses charged by the Underlying Funds as of December 31, 2024 that you may pay periodically during the time that you participate in the Contract. A complete list of the Underlying Funds available under the Contract, including their annual expenses, may be found at the back of this Prospectus in Appendix A – Underlying Funds.

Annual Underlying Funds Operating Expenses	Minimum	Maximum
Expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses	0.13%	1.73%
EXAMPLE
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Participant administrative expenses, Base Contract Expenses and Underlying Fund fees and expenses.
Please note that there may be additional extra-contractual fees and charges that are not reflected in the Example, such as custodian or advisory fees that are plan and/or participant specific. Depending on the type of charge, these may reduce only your Participant Account Value, and/or could have tax consequences. See the section “Plan Related Expenses” later in this Prospectus.
The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the highest Total Annual Fund Operating Expenses. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the underlying funds. If these arrangements were taken into consideration, the expenses shown would be lower.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	If you Surrender your Contract at the end of the applicable time period
Mortality and Expense Risk and Administrative Charge	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
1.25%	$7,679	$12,305	$17,018	$33,619
1.05%	$7,484	$11,715	$16,015	$31,676
0.85%	$7,289	$11,123	$15,002	$29,694
0.75%	$7,192	$10,826	$14,492	$28,688
0.65%	$7,095	$10,528	$13,981	$27,671
0.50%	$6,948	$10,080	$13,209	$26,128
0.35%	$6,802	$9,631	$12,432	$24,562
0.15%	$6,608	$9,030	$11,389	$22,437
0.00%	$6,462	$8,578	$10,601	$20,816

	If you annuitize at the end of the applicable time period
Mortality and Expense Risk and Administrative Charge	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
1.25%	$3,085	$9,430	$16,019	$33,619
1.05%	$2,880	$8,821	$15,015	$31,676
0.85%	$2,675	$8,209	$14,002	$29,694
0.75%	$2,572	$7,903	$13,493	$28,688
0.65%	$2,470	$7,595	$12,981	$27,671
0.50%	$2,316	$7,133	$12,209	$26,128
0.35%	$2,162	$6,669	$11,433	$24,562
0.15%	$1,957	$6,049	$10,390	$22,437
0.00%	$1,803	$5,582	$9,602	$20,816
10

	If you do not Surrender your Contract
Mortality and Expense Risk and Administrative Charge	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
1.25%	$3,085	$9,430	$16,019	$33,619
1.05%	$2,880	$8,821	$15,015	$31,676
0.85%	$2,675	$8,209	$14,002	$29,694
0.75%	$2,572	$7,903	$13,493	$28,688
0.65%	$2,470	$7,595	$12,981	$27,671
0.50%	$2,316	$7,133	$12,209	$26,128
0.35%	$2,162	$6,669	$11,433	$24,562
0.15%	$1,957	$6,049	$10,390	$22,437
0.00%	$1,803	$5,582	$9,602	$20,816
Principal Risks of Investing in the Contract
Not a Short Term Investment Vehicle. The Contract is designed for retirement savings or other long-term purposes. It is not appropriate for investors who need ready access to cash.
Risks Associated with Underlying Funds. The value of your investment and any returns will depend on the performance of the Underlying Fund(s) you select. You bear the risk of any decline in your Participant Account value resulting from the Underlying Fund(s)’ performance.
Company’s Claims Paying Ability. Guarantees and benefits provided by the Talcott Resolution are subject to the financial strength and claims paying ability of the company. If the Talcott experiences financial difficulty, it may not be able to make guaranteed payments that exceed the assets in the Separate Account.
Deduction of Third-Party Advisory Fees. Risks relating to the deduction of advisory fees will reduce your Participant Account Value and subject to state and federal income tax, as well as a 10% federal penalty tax if the Participant is under age 59 1/2.
Limitations on Surrenders and Withdrawals. During the first five Contract Years we will deduct a Contingent Deferred Surrender Charge if you surrender or take a withdrawal from the Contract. You should purchase the Contract only if you have the ability to keep it in force for a substantial period of time.
Contract Suspension. The Contract may be suspended where new Contributions and new Participant Accounts may be prohibited.
Tax Consequences. Withdrawals are generally taxable as ordinary income. Withdrawals before age 59 1∕2 may be subject to a tax penalty.
Cyber Security and Business Continuity Risk. Our business is highly dependent upon the effective operation of our computer systems and those of our business partners and service providers. Our business is therefore subject to operational and information security risks. These risks include, among other things, the theft, misuse, corruption, and destruction of electronic data; interference with or denial of service; attacks on systems or websites; and unauthorized release of confidential customer or business information. Systems failures and cybersecurity incidents could severely impede our ability to conduct our business and administer the Contract and may adversely affect you and/or your Contract. For instance, a cybersecurity incident may interfere with our ability to process Contract transactions or calculate Contract values, including Accumulation Unit values. Such events could also adversely affect us, as they may result in regulatory fines, financial losses and reputational damage. Cybersecurity incidents may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value. Financial services companies, such as us, are increasingly the targets of cyber-attacks. While we take significant efforts to protect our systems and data, there can be no assurance that systems disruptions and cybersecurity incidents will always be detected, prevented, or avoided in the future.

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We are also exposed to risks related to natural and man-made disasters, and other severe events, such as storms, public health crises, terrorist acts, and military actions, any of which could adversely affect our business operations. While we have a business continuity plan and have taken precautions, we cannot assure you that severe events will not result in interruptions to our business operations, particularly if such events affect our computer systems. Interruptions to our business operations may impair our ability to effectively administer the Contract, including our ability to process orders and calculate Contract values. Additionally, our third-party service providers and other third-parties related to our business (such as financial intermediaries or underlying funds) are subject to similar risks. Successful implementation and execution of their business continuity policies and procedures are largely beyond our control. Disruptions to their business operations may impair our own business operations.
Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company is a stock life insurance company originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently re-domiciled to Connecticut. Talcott Resolution Life Insurance Company is authorized to do business in all states of the United States and the District of Columbia. In June 2018, the Company changed its name from Hartford Life and Annuity Insurance Company to Talcott Resolution Life and Annuity Insurance Company. Our corporate offices are located at 1 American Row, Hartford, CT 06103.
On January 1, 2013, Talcott Resolution entered into a reinsurance agreement and administrative services agreement with Massachusetts Mutual Life Insurance Company (”MassMutual“) to re-insure the obligations of Talcott Resolution under the Contracts and to provide administration of the Contracts.
On December 20, 2020, MassMutual entered into a reinsurance agreement and subcontractor administrative services agreement with Great-West Life & Annuity Insurance (”Great-West“) to further re-insure the obligations of
Talcott Resolution under the Contracts and to provide administration of the Contracts. On September 2, 2022, Great-West Life & Annuity Insurance Company was re-named Empower Annuity Insurance Company of America (”Empower“).
Empower has primary responsibility for administration of the Contract and the Separate Account. Empower or its affiliates may also provide recordkeeping and other service to the Plan for which they receive compensation from Plan assets.
Financial Condition of Talcott Resolution
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.talcottresolution.com or visiting the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
The Separate Account
The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. The Separate Account is divided into Sub-Accounts. Each Sub-account invests in a single class of shares of an Underlying Fund, which is a separate mutual fund having its own investment objectives and policies and is registered with the SEC as an open-end management investment company or portfolio thereof. We do not guarantee the investment performance of the Sub-Accounts. Your Participant Account value allocated to the Sub-Accounts will vary with the investment performance of the Underlying Funds. You bear the full investment risk for all Contributions allocated to the Sub-Accounts of the Variable Account.
Income, gains and losses credited to, or charged against, a Sub-Account reflect the Sub-Account’s investment experience and not the investment experience of Talcott Resolution’s other assets. Assets of the Separate Account may not be used to pay any liabilities of Talcott Resolution other than those arising under the Contract.
Underlying Funds
Each Underlying Fund is registered with the SEC as a diversified open–end management investment company under the 1940 Act. But the SEC does not supervise their management, investment practices or policies. The (i) name of each Underlying Fund, (ii) its investment objective, (iii) investment adviser and any sub-adviser, (iv) current expenses and (v) performance information is provided in Appendix A: Underlying Funds. Not all Underlying Funds may be available in all states.
The Underlying Fund each issues a prospectus, which contains additional important information about the Fund. You may obtain copies of the prospectuses for the Underlying Funds by contacting Empower at 1-844-804-8989.
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For Contracts issued in connection with Employer-sponsored retirement plans, the Contract owner decides which Sub-Accounts described in this prospectus are available to Participants. As a result, if you are a Participant in an Employer-sponsored Plan, you may not be able to allocate Contributions to all the Sub-Accounts described in the Prospectus. For additional information about the Sub-Accounts available to you, please refer to materials describing your employer’s Plan.
The Contract may contain a General Account option. The General Account option has certain restrictions. Neither the General Account option nor these restrictions are described in this prospectus. The General Account option is not required to be registered with the SEC.
Fees and Payments Received by Talcott Resolution from the Fund Families
On January 1, 2013, Talcott Resolution entered into a reinsurance agreement with Massachusetts Mutual Life Insurance Company (“MassMutual”) to reinsure the obligations of Talcott Resolution under the Contracts and to provide all of the administrative services necessary to support the Contracts. In this role, MassMutual receives all charges, fees, payments and compensation described in this Prospectus as payable to Talcott Resolution. On December 31, 2020, MassMutual entered into a reinsurance agreement with Empower Annuity Insurance Company of America (“Empower”) to further reinsure the obligations of Talcott Resolution under the Contracts. MassMutual also entered into an administrative services agreement and subcontract services agreement for Empower to provide all of the administrative services necessary to support the Contracts. Under these arrangements, Empower now receives (through MassMutual) all charges, fees, payments and compensation described in this Prospectus as payable to Talcott Resolution.
The Contracts are no longer available for sale. The MassMutual affiliate formerly responsible for marketing and selling the Contracts continues to pay sales commissions and other compensation to financial intermediaries for sales and marketing activities related to the Contracts.
Talcott Resolution receives substantial fees and payments with respect to the Underlying Funds that are offered as Sub-Accounts to your Plan through the Contract. These types of fees and payments, which are sometimes called “revenue sharing” payments, are among a number of factors considered when deciding to include a fund in the menu of Underlying Funds offered through the Contract. All of the Underlying Funds on the overall menu make payments to Talcott Resolution or an affiliate. These fees and payments under agreements between Talcott Resolution and the principal underwriters, transfer agents, investment advisers and/or other entities related to the Funds may be in amounts up to 0.75% of assets invested in a Underlying Fund. The fees and payments may include asset based sales compensation and service fees under distribution and/or servicing plans adopted by funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. They may also include administrative service fees and additional payments, expense reimbursements and other compensation. The fees may result in a profit to the extent they exceed expenses, including the expenses of paying compensation to broker-dealers, financial institutions and other persons for selling the Contracts.
Not all fund families pay the same amount of fees and compensation to Us and not all Funds pay according to the same formula. Because of this, the amount of the fees and payments received by Talcott Resolution varies by Fund and Talcott Resolution may receive greater or less fees and payments depending on which variable investment options your Plan selects.
For information on which Underlying Funds pay Talcott Resolution such fees and at what level, please visit https://plan.empower-retirement.com/plancloudws/fundprospectus or call 1-844-804-8989. Written information will be provided upon request.
Endorsement/Sponsorship Fees Paid By Talcott Resolution
Empower, as sub-administrator for the Talcott Resolution Contracts, has entered into endorsement/sponsorship arrangements with the National Association of Police Organizations (NAPO), Fraternal Order of Police (FOP), and National Association of Government Defined Contribution Administrators (NAGDCA). Under the arrangements, Empower pays endorsement/sponsorship fees to NAPO, FOP and NAGDCA, which allows Empower to advertise its retirement products and services to their member organizations and individuals.
For additional information on the amount of fees and payments made by Empower, as sub-administrator for the Talcott Resolution Contracts, please call 1-844-804-8989. Written information will be provided upon request.
Voting Rights
Talcott Resolution is the legal owner of all Underlying Fund shares held in the Separate Account and has the right to vote at the Fund’s shareholder meetings.
As Sub-administrator of the Separate Account, Empower has assumed responsibility of voting the shares of the Underlying Funds on behalf of Talcott Resolution. To the extent required by federal securities laws or regulations, we will:
•Notify the Contract Owner or Participant of any Fund shareholders’ meeting if the shares held for the Contract may be voted;
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•Send proxy materials and a form of instructions to the Contract Owner or Participant that may be used to provide instructions on how to vote the Fund shares held for the Contract;
•Arrange for the handling and tallying of proxies received from Contract Owners or Participants;
•Vote all Fund shares attributable to a Contract according to instructions received from the Contract Owner or Participant; and
•Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.
All Fund shares for which no voting instructions are received will be voted in the same proportion as shares for which voting instructions have been received may result in a small number of Contract Owners or Participants determining the outcome of a proposal subject to a shareholder vote.
If any federal securities laws or regulations, or their present interpretation, change to permit voting shares without obtaining Contract Owner or Participant instructions, Empower may decide to do so. Contract Owners or Participants may attend any shareholder meeting at which shares held for their Contract may be voted.
During the Annuity Period under a Contract, the number of votes will decrease as the number of shares in the Underlying Funds held to fund the Annuity benefits decrease.
Changes to the Funds and Separate Account
We reserve the right, subject to any applicable law, to substitute the shares of any other registered investment company for the shares of any Fund held by the Separate Account. Substitution may occur if shares of the Fund(s) become unavailable or due to changes in applicable law or interpretations of law or as we deem appropriate. Current law requires notification to you of any such substitution and approval of the Securities and Exchange Commission. We also reserve the right, subject to any applicable law, to offer additional Sub-Accounts with differing investment objectives, and to make existing Sub-Account options unavailable under the Contracts in the future.
We may offer additional separate account options from time to time under these Contracts. Such new options will be subject to the then in effect charges, fees, and or transfer restrictions for the Contracts for such additional separate accounts.
General Account Option
Important information you should know: The portion of the Contract relating to the General Account option is not registered under the Securities Act of 1933 (”1933 Act“) and the General Account option is not registered as an investment company under the Investment Company Act of 1940 (”1940 Act“). Neither the General Account option nor any interest in the General Account option is subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the Securities and Exchange Commission has not reviewed the disclosure regarding the General Account option.
The General Account option is funded through the General Account of Talcott Resolution. Contributions and Contract values allocated to the General Account are subject to the financial strength and claims paying ability of Talcott Resolution.
Declared Rate of Interest
Talcott Resolution credits interest on Contributions made to the General Account at a rate We declare for any period of time that we determine. We may change the declared interest rate from time to time at Our discretion.
Guaranteed Rate of Interest
Talcott Resolution guarantees a minimum rate of interest. The declared interest rate will not be less than the minimum guaranteed rate of interest.
Distributions and Transfers
Distributions and transfers from the General Account within a reasonable period of time after a Participant request is received at the Empower Administrative Office. However, under certain conditions, transfers from the General Account may be limited or deferred. Distributions may be subject to a contingent deferred sales charge and may be deferred.
The General Account is subject to Talcott Resolution’s claims-paying ability. Investors must look to the strength of the insurance company with regard to insurance company guarantees. Talcott Resolution’s ability to honor all guarantees under the Contract is subject to its claims-paying capabilities and/or financial strength.
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Guaranteed Separate Account
We may also offer some Contract Owners a similar declared interest rate option through a guaranteed separate account. The portion of a Contract relating to such a guaranteed separate account is not registered under the 1933 Act and the guaranteed separate account is not registered as an investment company under the 1940 Act. All guarantees are subject to Our claims paying ability.
Contract Charges
Contingent Deferred Sales Charge
The Contingent Deferred Sales Charge covers some of the expenses relating to the sale and distribution of the Contracts, including:
•the cost of preparing sales literature,
•commissions and other compensation paid to broker dealers and their registered representatives, and
•other promotional and distribution related activities.
If the Contingent Deferred Sales Charge is not sufficient to cover sales and distribution expenses, We pay those expenses from Our general assets, including surplus. Surplus might include profits resulting from unused Mortality and Expense Risk Charges.
We do not deduct a sales charge at the time Contributions are made to the Contract. We may assess a Contingent Deferred Sales Charge when you partially or fully Surrender amounts held in your Participant Account under the Contract. The Contingent Deferred Sales Charge is based on the amount you choose to Surrender from your Participant Account and the number of Contract Years completed with respect to your Participant Account before the Surrender. We do not assess a Contingent Deferred Sales Charge after the fifth Contract Year.
The percentage used to calculate the Contingent Deferred Sales Charge is equal to:

Contract Years	Contingent Deferred Sales Charge as a percentage of Participant Account value Surrendered
During the First Year	5%
During the Second Year	4%
During the Third Year	3%
During the Fourth Year	2%
During the Fifth Year	1%
During the Sixth Year and thereafter	0%
➣Example: You request a full Surrender when the value of your Participant Account is $1,000 and the applicable Contingent Deferred Sales Charge is 5%: Your Sub-Account(s) will be surrendered by $1,000 and you will receive $950 (i.e., the $1,000 Surrender less the 5% Contingent Deferred Sales Charge).
If you request a partial Surrender and ask for a specific dollar amount, the Contingent Deferred Sales Charge will be calculated on the total amount that must be withdrawn from your Sub-Account(s) to provide you with the amount requested.
➣Example: You ask for $1,000 when the applicable Contingent Deferred Sales Charge is 5%: Your Sub-Account(s) will be reduced by $1,052.63 (i.e., a total withdrawal of $1,052.63 made up of $52.63 in Contingent Deferred Sales Charge plus the $1,000 you requested). The net amount of $1,000 is paid to you.
We may reduce the amount or term of the Contingent Deferred Sales Charge (See “Experience Rating under the Contracts” and “Negotiated Charges and Fees”).
No deduction for Contingent Deferred Sales Charges will be made in certain cases.
The following Surrenders are NOT subject to a Contingent Deferred Sales Charge:
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•Benefit Payments — We do not assess a Contingent Deferred Sales Charge on amounts Surrendered from the Contract to pay benefits to a Participant or a beneficiary under the terms of your Plan. We call these amounts “Benefit Payments”. Amounts Surrendered for transfer to the funding vehicle of another investment provider or Surrendered because of the termination of your Plan are not Benefit Payments. Upon Our request, the Contract Owner must provide documentation acceptable to us that a Surrender is a Benefit Payment.
•Plan Related Expenses — We do not assess a Contingent Deferred Sales Charge on amounts Surrendered from the Contract to pay certain administrative expenses or other Plan Related Expenses including, fees to consultants, auditors, third-party administrators and other plan service providers. We call these amounts “Plan Related Expenses.” Upon Our request, the Contract Owner must provide Us with reasonable documentation that a Surrender is a Plan Related Expense.
•Transfer to an Approved Plan Related Investment Account — We do not assess a Contingent Deferred Sales Charge on amounts Surrendered from the Contract to transfer to an Approved Plan Related Investment Account. An Approved Plan Related Investment Account is a separate Participant directed investment account under your Plan that your Employer identifies and We accept for the purpose of Participant directed transfers of amounts from the Contract for investment outside of the Contract.
We will allocate the deduction of the Contingent Deferred Sales Charge among all Sub-Accounts and any General Account value in a Participant Account on a prorate basis unless you elect a different allocation of the deduction for the Contingent Deferred Sales Charge.
Annual Maintenance Fee
The Annual Maintenance Fee is an annual fee that we deduct from the value of each Participant Account on a quarterly basis during the Accumulation Period. This means during the year We deduct 25 percent of the Annual Maintenance Fee on the last Valuation Day of each quarter, or from the proceeds of a full surrender of a Participant Account. We deduct the fee proportionately from the Sub-Accounts and any General Account value in a Participant Account. The maximum Annual Maintenance Fee permitted under the Contracts is $30. We determine the current amount of the Annual Maintenance Fee that will apply to all Participant Accounts under your plan’s Contract for the calendar year, using the table below based on the average of all Participant Account values under your plan’s Contract as of the last Valuation Day of the prior year. This means the Annual Maintenance Fee for any Contract Year may increase or decrease from the prior year depending on the average of all Participant Account values under your plan’s Contract as of the last Valuation Day of the prior year. The Annual Maintenance Fee will be as set forth in the table below; however, We may charge the maximum Annual Maintenance Fee of $30 if a plan negotiates additional services under the Contract. The Annual Maintenance Fee helps to compensate Us for Our administrative services related to maintaining the Contract and the Participant Accounts.

Average Participant Account Value under Your Contract	Amount of the Annual Maintenance Fee
$0 to $19,999.99	$20
$20,000.00 to $39,999.99	$10
$40,000.00 and over	$0
The Annual Maintenance Fee may be reduced or waived (See “Experience Rating under the Contracts” and “Negotiated Charges and Fees”). We may also reduce or waive some or all of the Annual Maintenance Fee for plans that use a third-party administrator with systems that are compatible with Our own.
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Mortality and Expense Risk and Administrative Charge
For providing administrative services, and for assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate against all Contract values in the Sub-Accounts. The rate of the charge depends on the total value of the aggregate Participant Accounts within the Contract anticipated by your Employer within 24 months of initial purchase by your Employer. If the actual aggregate level of Participant Accounts within the Contract is lesser than the anticipated level, we may increase the Mortality and Expense Risk and Administrative Charge on a going-forward basis. In no event will the charge exceed 1.25%.
Before Annuity Commencement Date

Total Value of Participant Accounts under a Contract	Mortality and Expense Risk and Administrative Charge
$0 to $3,499,999.99	1.25%
$3,500,000.00 to $4,999,999.99	1.05%
$5,000,000.00 to $24,999,999.99	0.85%
$25,000,000.00 to $34,999,999.99	0.75%
$35,000,000.00 to $49,999,999.99	0.65%
$50,000,000.00 to $69,999,999.99	0.50%
$70,000,000.00 to $84,999,999.99	0.35%
$85,000,000.00 to $99,999,999.99	0.15%
$100,000,000.00 and over	0.00%
After Annuity Commencement Date

Mortality and Expense Risk and Administrative Charge
All Participants	1.25%
When your Employer purchases the Contract, your Employer chooses one of the following two methods that the mortality and expense risk and administrative charge is deducted under the Contract:
Method One: The mortality and expense risk and administrative charge is deducted daily. It is assessed as a percentage of the net asset value of each Fund when Accumulation Unit or Annuity Unit values are determined each day.
Method Two: The mortality and expense risk and administrative charge is deducted each calendar quarter. It is assessed as a percentage of the average daily assets of the Sub-Accounts during the calendar quarter. The charge is deducted from your Participant Account by redeeming the Accumulation Units or Annuity Units in proportion to the dollar amount of the charge. Method Two is not available to Contracts issued in New York.
The mortality and expense risk and administrative charge compensates us for providing administrative services and for assuming mortality and expense risks under the Contracts. We assume two types of mortality risk and an expense risk:
Mortality Risk During The Accumulation Period: During the period your Contributions are accumulating, we are required to cover any difference between the Minimum Death Benefit paid and the Participant Account value. These differences may occur during periods of declining value or in periods where the Contingent Deferred Sales Charges would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.
Mortality Risk During The Annuity Period: Once Annuity payouts have begun, we may be required to make Annuity payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.
Expense Risk: We also bear an expense risk that the Contingent Deferred Sales Charges and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.
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Although variable Annuity payouts will fluctuate with the performance of the underlying Fund selected, your Annuity payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. This charge enables us to keep our commitments and to pay you as planned.
We also provide various administrative support services for plans. These services include recordkeeping, statements of account, internet and automated voice response account access, and participant educational materials.
If the mortality and expense risk and administrative charge under a Contract is insufficient to cover actual costs incurred by us, we will bear the loss. If the mortality and expense risk and administrative charge exceeds these costs, we will keep the excess as profit. We may use these profits, as well as revenue sharing and Rule 12b-1 fees received from certain Funds, for any proper corporate purpose including, among other things, payment of sales expenses, including the fees paid to distributors. We expect to make a profit from the mortality and expense risk and administrative charge.
We may reduce the mortality and expense risk and administrative charge under the Contracts (See “Experience Rating under the Contracts” and “Negotiated Charges and Fees”).
Loan Fees
Loans may be subject to a one-time set-up fee of $50. In addition, loans may also be subject to an annual loan administration fee of $50. We deduct 25 percent of the annual fee at the end of each quarter or from the proceeds of a full Surrender of a Participant Account. We deduct the fee proportionately from the Sub-Accounts and any General Account value in a Participant Account.
Premium Taxes
We reserve the right to deduct a charge for Premium Tax imposed on Us by a state or other governmental entity. Certain states and municipalities impose a Premium Tax. In some cases, Premium Taxes are deducted at the time purchase payments are made; in other cases Premium Tax is assessed on the Annuity Commencement Date. We will pay Premium Taxes at the time imposed under applicable law. At Our sole discretion, We may deduct Premium Taxes at the time We pay such taxes to the applicable taxing authorities, at the time the Contract is surrendered, at the time a death benefit is paid, or at the time a Participant annuitizes.
Transfer Fee
You can transfer your Participant Account values between or among the Sub-Accounts up to 12 times per Participant Contract Year. A Transfer Fee of $5 may apply to each transfer in excess of 12 made in a Participant Contract Year. We do not currently charge the $5 Transfer Fee. The Transfer Fee does not apply to Contracts issued in New York.
Experience Rating under the Contracts
We may apply experience credits under a Contract based on investment, administrative or other factors, including, but not limited to: (1) the total number of Participants, (2) the sum of all Participants’ Account values, (3) the allocation of Contract values between the General Account and the Separate Accounts under the Contract, (4) present or anticipated levels of Contributions, distributions, transfers, administrative expenses or commissions, and (5) whether We are the exclusive annuity contract provider. Experience credits can take the form of a reduction in the deduction for Program and Administrative Charges, a reduction in the term or amount of any applicable Contingent Deferred Sales Charges, an increase in the rate of interest credited under the Contract, a reduction in the amount of the Annual Maintenance Fee or any combination of the foregoing. We may apply experience credits either prospectively or retrospectively. We may apply and allocate experience credits in such manner as We deem appropriate. Any such credit will not be unfairly discriminatory against any person, including the affected Contract Owners or Participants. Experience credits have been given in certain cases. Owners of Contracts receiving experience credits will receive notification regarding such credits. Experience credits may be discontinued at Our sole discretion in the event of a change in applicable factors. For Contracts issued in New York, We may only apply experience credits prospectively.
Negotiated Charges and Fees
The charges and fees described in this section vary from Contract to Contract, depending on plan characteristics. The Contract Owner can negotiate charges and fees. This flexibility allows Us and the Contract Owner to custom design a charge and fee structure that meets the financial goals of both the Contract Owner and Talcott Resolution.
Charges of the Funds
The Separate Account purchases shares of the Funds at net asset value. The net asset value of the fund reflects investment advisory fees, distribution fees and operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the Underlying Fund’s prospectuses.
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Plan Related Expenses
The Contract Owner may direct Us to deduct amounts from the assets under a Contract to pay certain administrative expenses or other Plan-related Expenses including, but not limited to, fees to consultants, auditors, counsel, Talcott Resolution and other Plan service providers. We will deduct and pay such amounts to the Contract Owner or as directed by the Contract Owner. We may agree to include these amounts as an adjustment to the charge for administrative undertakings for the Separate Account.
You should consult a tax advisor regarding the tax treatment of adviser fee payments. Please consult with your investment adviser before requesting us to pay financial adviser fees from this Contract compared to other assets you may have.
Any financial adviser fee you pay is in addition to this Contract’s fees and expenses.
You should ask your financial adviser about compensation they receive for this Contract. We are not an investment adviser, and we do not provide investment advice in connection with sales of the Contract. We are not a fiduciary to you, and do not make recommendations or assess suitability.
Description of the Contracts
The Contracts are group variable annuity contracts offered to:
•Tax deferred annuity programs adopted according to Section 403(b) of the Code by public school systems and certain tax-exempt organizations described in Section 501(c)(3) of the Code;
•Deferred compensation plans as defined in Section 457 of the Code sponsored by governmental employers or by certain tax-exempt organizations described in Section 501(c)(3) of the Code;
•Qualified governmental excess benefit plans under Section 415(m) of the Code;
•Retirement plans qualified under Sections 401(a) or 403(a) of the Code; and
•Individual Retirement Annuity programs adopted according to Section 408 of the Code.
The Contracts are not available for issuance except as described above.
It is important that you notify Empower if you change your address. If your mail is returned to Empower, we are likely to suspend future mailings until an updated address is obtained. In addition, Empower may rely on a third party, including the U.S. Postal Service, to update your current address. Failure to give Empower a current address may result in payments due and payable on your Participant Account being considered abandoned property under state law (unless preempted by ERISA), and remitted to the applicable state.
Assignments
The Contract and a Participant’s interest in a Contract cannot be assigned, transferred or pledged.
Pricing and Crediting of Contributions
Initial Contributions to your Participant Account are credited within two Valuation Days of receipt of a properly completed application and the initial Contribution at the Empower Administrative Office.
If the application or other information accompanying the initial Contribution is incomplete when received, We will hold the money in a non-interest bearing account for up to five Valuation Days while We try to obtain complete information. If We cannot obtain the information within five Valuation Days, We will either return the Contribution and explain why it could not be processed or keep the Contribution if the Participant authorizes Us to keep it until the necessary information is provided.
Contributions properly designated for your Participant Account that are received prior to the close of the New York Stock Exchange will be invested on the same Valuation Day. Subsequent Contributions properly designated for your Participant Account that are received on a Non-Valuation Day or after the close of the New York Stock Exchange will be invested on the next Valuation Day.
Canceling your Certificate
For certificates issued in Florida, Minnesota, North Carolina, Texas and Utah in connection with 403(b) Contracts, you have a limited right to return your certificate for cancellation. We urge you to closely examine its provisions. If for any reason you are not satisfied with your certificate, simply return it within the timeframe specified after you receive it with a written request for cancellation that indicates your tax-withholding instructions. We will not deduct any Contingent Deferred Sales Charges during this time. We may require additional information before we can cancel your certificate.
You bear the investment risk from the time the certificate is issued until we receive your complete cancellation request.
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The amount we pay you upon cancellation depends on the requirements of the state where you purchased your certificate.
Surrender Charge Offset
You may be eligible to receive a credit to your Participant Account if you elect to make a Contribution that is transferred from a contract of another carrier within your plan. The credit is equal to the surrender charge you incurred from the other carrier when you make the transfer, and is limited to a maximum credit of 7%. To be eligible, you must transfer the Contribution initially to the General Account, but you may reallocate the amount afterwards as permitted by the Contract.
Your Employer may also be eligible for a Group Surrender Charge Offset if the initial payment made to the Contract consists of a transfer of funds held by the plan under an investment vehicle issued by another carrier. If, by reason of the transfer, the plan has paid, or will pay, a surrender charge, market value adjustment or other discontinuance penalty to the other carrier, Talcott Resolution will reimburse the plan not to exceed 7% of transferred assets.
Contribution Amounts
If the Plan adopted by the Contract Owner so provides, the Contract permits the allocation of Contributions, in multiples of 1% among the several Sub-Accounts of the Separate Account. The minimum amount that may be allocated to any Sub-Account in a Separate Account shall not be less than $10. Such changes must be requested in the form and manner prescribed by Us.
Transfers between Sub-Accounts
During phases of your Contract when transfers are permissible, you may make transfers between Sub-Accounts according to the following policies and procedures, as they may be amended from time to time.
A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Participant Account value among the Funds available in your Contract. Your transfer request will be processed as of the end of the Valuation Day that it is received in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when We process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to Us and your Registered Representative. Any oral communication should be re-confirmed in writing.
You may request a transfer into (purchases) a particular Sub-Account or transfers out of (redemptions) a particular Sub-Account. In addition, you may allocate Contributions to or request Surrenders from Sub-Accounts. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund We would need to sell to satisfy all Participants’ “transfer-out” requests. At the same time, We also combine all the daily requests to transfer into a particular Sub-Account or Contributions allocated to that Sub-Account and determine how many shares of that Underlying Fund We would need to buy to satisfy all Participants’ “transfer-in” requests.
In addition, many of the Underlying Funds that are available as investment options in Our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by Us or Our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.
We take advantage of Our size and available technology to combine sales of a particular Underlying Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by Us or Our affiliates. We also combine many of the purchases of that particular Underlying Fund for many of the products We offer. We then “net” these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that We sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.
For example, if We combine all transfer-out (redemption) requests and Surrenders of a Sub-Account with all other sales of that Underlying Fund from all Our other products, We may have to sell $1 million dollars of that Fund on any particular day. However, if other Participants and the owners of other products offered by Us, want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then We would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.
Restrictions on Sub-Account Transfers
First, you may make only one Sub-Account transfer request each day. We limit each Participants to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one “Sub-Account transfer,” however, you cannot transfer the same Participant Account value more than once a Valuation Day.
For Example:
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•If the only transfer you make on a day is a transfer of $10,000 from one Sub-Account into another Sub-Account, it would count as one Sub-Account transfer.
•If, however, on a single day you transfer $10,000 out of one Sub-Account into five other Sub-Accounts (dividing the $10,000 among the five other Sub-Accounts however you chose), that day’s transfer activity would count as one Sub-Account transfer.
•Likewise, if on a single day you transferred $10,000 out of one Sub-Account into ten other Sub-Accounts (dividing the $10,000 among the ten other Sub-Account however you chose), that day’s transfer activity would count as one Sub-Account transfer.
•Conversely, if you have $10,000 in Participant Account value distribution among 10 different Sub-Accounts and you request to transfer the Participant Account value in all those Sub-Accounts into one Sub-Account, that would also count as one Sub-Account transfer.
•However, you cannot transfer the same Participant Account value more than once in one day. That means if you have $10,000 in a money market fund Sub-Account and you transfer all $10,000 into a stock fund Sub-Account, on that same day you could not then transfer the $10,000 out of the stock fund Sub-Account into another Sub-Account.
Second, you are allowed to submit a total of 20 Sub-Account transfers each Calendar Year (the “Transfer Rule”) by U.S. Mail, Voice Response Unit, internet, or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, We will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, Our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.
We may aggregate a Contract Owner’s Contracts or a Participant’s Participant Accounts for the purposes of enforcing these restrictions.
The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation program. Reallocations made based on a Fund merger or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.
The Contracts provide for a Transfer Fee of $5 that applies to transfers between available investment options under the Contract. We do not currently charge the $5 Transfer Fee.
We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase or become a Participant under this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don’t purchase or become a Participant under this Contract if you plan to engage in “market timing,” which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you, as discussed below:
Fund Trading Policies
Generally, you are subject to an Underlying Fund’s trading policies, if any. We are obligated to provide, at the Underlying Fund’s request, tax identification numbers and other shareholder identifying information contained in Our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, We have agreed to serve as a Fund’s agent to help monitor compliance with that Underlying Fund’s trading policy.
We are obligated to follow each Underlying Fund’s instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning Sub-Account transfers into an Underlying Fund or other funds within that fund complex. We are not authorized to grant exceptions to an Fund’s trading policy. Please refer to each Underlying Fund’s prospectus for more information. Transactions that cannot be processed because of the Underlying Fund’s trading policies will be considered not in good order.
In certain circumstances, the Underlying Fund’s trading policies do not apply or may be limited. For instance:
•Certain types of financial intermediaries may not be required to provide Us with shareholder information.
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•“Excepted funds” such as money market funds and any Underlying Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that an Underlying Fund treats as a single investor.
•An Underlying Fund can decide to exempt categories of Contract Owners whose contracts are subject to inconsistent trading restrictions or none at all.
•Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company sponsored contractual or systematic program such as transfers of assets as a result of asset allocation programs, automatic rebalancing programs, Annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a result of any deduction of
•charges or fees under a Contract; or (iv) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals, surrenders, or retirement plan contributions.
Possibility of Undetected Abusive Trading or Market Timing. We may not be able to detect or prevent all abusive trading activities. For instance,
•Since We net all the purchases and redemptions for a particular Underlying Fund for this and many of Our other products, transfers by any specific market timer could be inadvertently overlooked.
•Certain forms of variable annuities and types of Underlying Funds may be attractive to market timers. We cannot provide assurances that we will be capable of addressing possible abuses in a timely manner.
•These policies apply only to individuals and entities that own or are Participants under this Contract. However, the Underlying Funds that make up the Sub-Accounts of this Contract are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have different or less restrictive transfer rules or no transfer restrictions at all.
•In some cases, We are unable to count the number of Sub-Account transfers requested by Participants or enforce the Transfer Rule because We do not keep Participant Account records for a Contract. In those cases, the Participant Account records and Participant Sub-Account transfer information are kept by the Contract Owner or its third party service provider. These Contract Owners and third party service providers may provide Us with limited information or no information at all regarding Participant Sub-Account transfers.
Impact of Frequent Transfers
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Participant Account. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity payouts for your payee as well as reduce value of other optional benefits available under your Contract.
Separate Account investors could be prevented from purchasing Fund shares if We reach an impasse on the execution of a Fund’s trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all Our variable product investors if the Fund and We cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund’s opinion, has violated the Fund’s trading policy.
In some cases, We do not have the tax identification number or other identifying information requested by a Fund in Our records. In those cases, We rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, We may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all Participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.
General Account Option Transfers
You may make transfers out of the General Account Option to the Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%). For Contracts issued or amended on or after May 1, 1992:
•Transfers of assets presently held in the General Account option, or which were held in the General Account option at any time during the preceding three months, to any account that we determine is a competing account, are prohibited.
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•Similarly, transfers of assets presently held in any account during the preceding three months, that we determine is a competing account, to the General Account option, are prohibited
In addition, we may limit the maximum amount transferred or Surrendered from the General Account option under a Participant Account to 1/6th of such portion of the Participant Account held in the General Account option in any one Participant Contract Year.
These restrictions apply to all transfers from the General Account Option, including all systematic transfers.
As a result of these limitations, it may take a longer period of time (i.e., several years) to move Participant Account values in the General Account Option to Sub-Accounts and therefore this may not provide an effective short term defensive strategy.
Telephone and Internet Transfers
Transfer instructions received by telephone on any Valuation Day before the end of any Valuation Day will be carried out that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day.
Transfer instructions you send electronically are considered to be received by Us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the end of any Valuation Day, the instructions will be carried out that Valuation Day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgement, you should contact Us as soon as possible.
Telephone or internet transfer requests may be cancelled via the internet or by calling Us before the end of the Valuation Day you made the transfer request.
We, Our agents or Our affiliates are not responsible for losses resulting from telephone or electronic requests that We believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through Our website are genuine, including a requirement that Contract Owners and Participants provide certain identifying information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.
Contract Value
Your Participant Account value reflects the sum of the amounts under your Participant Account allocated to the General Account option and the Sub-Accounts.
There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit value. Therefore, on any Valuation Day the portion of your Participant Account allocated to the Sub-Accounts will reflect the investment performance of the Sub-Accounts and will fluctuate with the performance of the Underlying Funds.
Contributions made or Contract values allocated to a Sub-Account are converted into Accumulation Units by dividing the amount of the Contribution or allocation, minus any Premium Taxes, by the Accumulation Unit value for that Valuation Day. The more Contributions or Contract values allocated to the Sub-Accounts under your Participant Account, the more Accumulation Units will be reflected under your Participant Account. You decrease the number of Accumulation Units in a Sub-Account under your Participant Account by requesting Surrenders, transferring money out of a Sub-Account, submitting a Death Benefit claim or by electing an Annuity payout from your Participant Account.
To determine the current Accumulation Unit value, We take the prior Valuation Day’s Accumulation Unit value and multiply it by the Net Investment Factor for the current Valuation Day. The value of the Separate Account is determined at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time).
The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. At the time your Employer purchases the Contract, your Employer chooses one of the following two methods to calculate the Net Investment Factor. The value of your Participant Account will be the same, regardless of the method chosen by your Employer.
Method One
The Net Investment Factor for each Sub-Account equals:
•the net asset value per share plus applicable distributions per share of the corresponding Underlying Fund at the end of the current Valuation Day; divided by
•the net asset value per share of the corresponding Underlying Fund at the end of the prior Valuation Day; multiplied by
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•the daily expense factor for the mortality, expense risk and administrative charge and any other applicable charges, adjusted for the number of days in the period.
Method Two (not available to Contracts issued in New York)
The Net Investment Factor for each Sub-Account equals:
•the net asset value per share of the corresponding Underlying Fund at the end of the current Valuation Day; divided by
•the net asset value per share of the corresponding Underlying Fund at the end of the prior Valuation Day.
Under Method Two, the value of any applicable Underlying Fund distributions per share creates additional Accumulation Units.
We will send you a statement for each calendar quarter, that tells you how many Accumulation Units you have, their value and your total Participant Account value. You can also call (844) 804-8989 to obtain your Participant Account value or, where available, you may access your account information through our website at www.massmutual.com/govnp.
Shares of the Underlying Funds are valued at net asset value on a daily basis. A complete description of the valuation method used in valuing Fund shares may be found in the Underlying Funds’ prospectus.
Surrenders and Withdrawals
IMPORTANT TAX INFORMATION: There are certain restrictions on section 403(b) tax-sheltered annuities. As of December 31, 1988, all section 403(b) annuities have limits on full and partial surrenders. Contributions to the Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless the Contract Owner/employee has a) attained age 59 1∕2, b) a severance from employment, c) died, d) become disabled or e) experienced financial hardship (cash value increases may not be distributed for hardships prior to age 59 1∕2). Distributions prior to age 59 1∕2 due to financial hardship or separation from service may still be subject to a penalty tax of 10%. We will not assume any responsibility for determining whether a withdrawal is permissible, with or without tax penalty, in any particular situation; or in monitoring withdrawal requests regarding pre or post January 1, 1989 Contract Values. Any full or partial Surrender described above may affect the continuing tax-qualified status of some Contracts or plans and may result in adverse tax consequences to the Contract Owner. The Contract Owner, therefore, should consult with a tax adviser before undertaking any such Surrender (See “Federal Tax Considerations”).
After termination of Contributions on your behalf and prior to your Annuity Commencement Date, you will have the following options:
1.Continue your Participant’s Account under the Contract. Under this option, when the selected Annuity Commencement Date arrives, payments will begin under the selected Annuity payout option (See “Annuity Payout Options”). At any time before the Annuity Commencement Date, you may your Participant Account for a lump sum cash settlement in accordance with 3. below.
2.To provide Annuity payouts immediately. The values in your Participant’s Account may be applied, subject to contractual provisions, to provide for Fixed or Variable Annuity payouts, or a combination thereof, commencing immediately, under the selected Annuity payout option under the Contract (See “Annuity Payout Options”).
3.To Surrender your Account in a single sum. The amount received will be the value next computed after receipt of a written Surrender request for complete Surrender at the Empower Administrative Office, less any applicable Contingent Deferred Sales Charge, Annual Maintenance Fee and Premium Taxes. Payment will normally be made within seven days after We receive the written request.
4.To request a partial Surrender of your Participant’s Account. Partial Surrenders are taken from the Sub-Account(s) that you specify. If you do not specify the Sub-Account(s), We will take the amount out of all applicable Sub-Account(s) on a pro rata basis. We will deduct any applicable Sales Charges from the partial Surrender (See “Contract Charges”).
5.To begin making monthly, quarterly, semi-annual or annual withdrawals while allowing your Participant Account to remain in the Accumulation Period. Your Participant Account remains subject to the Annual Maintenance Fee and any fluctuations in the investment results of the Sub-Accounts or any of the underlying investments. You may transfer the values of your Participant Account from one or more Sub-Accounts or the General Account option to any other Sub-Account, the General Account option or to any combination thereof, subject to Contract restrictions (See “Systematic Withdrawal Option”).
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Systematic Withdrawal Option
If permitted by IRS regulations and the terms of the Plan, a Participant can make withdrawals while allowing his or her Participant Account to remain in the Accumulation Period under the Contract. Eligibility under this provision is limited to Participants who have terminated their employment with the Employer at the time they elect the Systematic Withdrawal Option (“SWO”). Payments are limited to 18.0% of the Participant’s Account annually. The minimum payment amount is $100. SWO payments generally are taxable as ordinary income and, if made prior to age 59 1∕2 , an IRS tax penalty may apply. Any Contingent Deferred Sales Charge otherwise applicable is waived on SWO payments.
Participants elect the specific dollar amount to be withdrawn, the frequency of payments (monthly, quarterly, semi-annually or annually) and the duration of payments (either a fixed number of payments or until the Participant’s Account is depleted). The duration of payments may not extend beyond the Participant’s life expectancy as of the beginning date of SWO payments or the joint and last survivor life expectancy of the Participant and the Participant’s Beneficiary. Participants may not elect the SWO if there is an outstanding loan amount.
A Participant can change the terms of a SWO as often as four times in each calendar year, can terminate the SWO at any time, and can elect one of the five available Annuity options or a partial or full lump sum withdrawal. If a partial or full lump sum withdrawal is elected within 12 months of a SWO payment, the Contingent Deferred Sales Charge that was previously waived, if any, will be deducted from the Participant’s Account upon withdrawal. Unless you direct otherwise, SWO payments will be deducted on a pro rata basis from the General Account option and each Sub-Account to which the Participant’s Account is allocated.
The SWO may only be elected pursuant to an election on a form provided by Us. Election of the SWO does not affect Participants’ other rights under the Contracts.
Payment of Surrender Value
Payments from the Sub-Accounts may be delayed beyond seven days only for periods (1) during which the New York Stock Exchange is closed other than customary weekend or holidays closings, or during which trading on the New York Stock Exchange is restricted; (2) during which an emergency exists that makes the valuation and disposal of the securities not reasonably practical; and (3) such other periods that the SEC may by order permit for the protection of investors.
Annuity Options
You are not required to annuitize this Contract. A Participant selects an Annuity Commencement Date (usually between the Participant’s 50th birthday and the date on which the Participant attains their “applicable age” as described under “Federal Tax Considerations”) and an Annuity payout option. The Annuity Commencement Date may be any day of any month before or including the month of a Participant’s 90th birthday, or an earlier date if prescribed by applicable law.
The Annuity Commencement Date and/or the Annuity payment option may be changed from time to time, but any such change must be made at least 30 days prior to the date on which Annuity payouts are scheduled to begin. Annuity payouts will normally be made on the first business day of each month, or another mutually agreed upon business day.
The Contract contains five Annuity payout options that may be selected on either a Fixed or Variable Annuity basis, or a combination thereof. If a Participant does not elect otherwise, We reserve the right to begin Annuity payouts at age 90 under Option 2 with 120 monthly payments certain. However, unless required by applicable law, We will not assume responsibility in determining or monitoring any required minimum distributions (See “Federal Tax Considerations”). Generally, depending on the terms of your retirement plan, you may select from the following payment frequencies: monthly, quarterly, semi-annually, and annually.
Annuity Payout Options
Option 1: Life Annuity where We make monthly Annuity payouts for as long as the Annuitant lives.
❖Payments under this option stop with the last monthly payment preceding the death of the Annuitant, even if the Annuitant dies after one payment. This option offers the maximum level of monthly payments of any of the other life annuity options (Options 2-4) since there is no guarantee of a minimum number of payments nor a provision for a death benefit payable to a Beneficiary.
Option 2: Life Annuity with 120, 180 or 240 Monthly Payments Certain where We make monthly payments for the life of the Annuitant with the provision that payments will be made for a minimum of 120, 180 or 240 months, as elected. If, at the death of the Annuitant, payments have been made for less than the minimum elected number of months, then any remaining guaranteed monthly payments will be paid to the Beneficiary unless other provisions have been made and approved by Us.
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Option 3: Unit Refund Life Annuity where We make monthly payments during the life of the Annuitant terminating with the last payment due prior to the death of the Annuitant, except that an additional payment will be made to the Beneficiary if (a) below exceeds (b) below:

(a)	=	total amount applied under the option at the Annuity Commencement Date
Annuity Unit value at the Annuity Commencement Date
(b)	=	number of Annuity Units represented by each monthly Annuity payout made	×	number of monthly Annuity payouts made
The amount of the additional payments is determined by multiplying the excess, if any, by the Annuity Unit value as of the date We receive Due Proof of Death.
Option 4: Joint and Last Survivor Annuity where We make monthly payments during the joint lifetime of the Annuitant and a designated individual (called the joint Annuitant) and then throughout the remaining lifetime of the survivor, ending with the last payment prior to the death of the survivor.
•When the Annuity is purchased, the Annuitant elects what percentage (50%, 662/3%, 75% or 100%) of the monthly Annuity payout will continue to be paid to the survivor.
•Under this Option 4, it would be possible for an Annuitant and joint Annuitant to receive only one payment in the event of the common or simultaneous death of the Annuitant and joint Annuitant prior to the due date for the second payment.
Option 5: Payments for a Designated Period where We agree to make monthly payments for the number of years selected. Under the Contracts, the minimum number of years is five. In the event of the Annuitant’s death prior to the end of the designated period, the present value of any then remaining payments will be paid in one lump sum to the Beneficiary unless other provisions have been made and approved by Us.
•Option 5 does not involve life contingencies and does not provide any mortality guarantee.
•Surrenders are subject to the limitations set forth in the Contract and any applicable Contingent Deferred Sales Charges (See “Contract Charges”).
For Contracts issued in New York, no surrenders are permitted by the Annuitant after Annuity payments commence under Option 5.
Once Annuity payouts have started, no Surrenders are permitted except from an annuity under Annuity Payout Option 5 - Payments for a Designated Period – that are paid on a variable basis. Such surrenders may be subject to a Contingent Deferred Sales Charge.
Options 2 and 5 are available only if the guaranteed Annuity payout period is less than the life expectancy of the Annuitant or the joint life expectancy of the Annuitant and their Joint Annuitant at the time the option becomes effective. Such life expectancy shall be computed on the basis of the mortality table prescribed by the IRS or, if none is prescribed, the mortality table then in use by Us.
We may offer other Annuity payout options from time to time. Not all Annuity payout options will be available in all states or in all Contracts.
Calculation of Annuity Payment
During the Annuity Period, your Participant Account Value will be applied to the Annuity Payout Option on either a fixed or variable basis, as you select. The minimum Annuity payout is $20. No election may be made which results in a first payment of less than $20. If at any time Annuity payouts are or become less than $20 We have the right to change the frequency of payment to intervals that will result in payments of at least $20.
Variable Annuity Payments
The value of the Annuity Unit for each Sub-Account in the Separate Account for any day is determined by multiplying the value for the preceding day by the product of (1) the Net Investment Factor (see “Contract Value”) for the day for which the Annuity Unit value is being calculated, and (2) a factor to neutralize the assumed net investment rate discussed below.
The value of the Contract is determined as the product of the value of the Accumulation Unit credited to each Sub-Account no earlier than the close of business on the fifth business day preceding the date the first Annuity payout is due and the number of Accumulation Units credited to each Sub-Account as of the date the Annuity is to commence.
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The first monthly payment varies according to the Annuity payout option selected. The Contract cites Annuity tables derived from the 1983a Individual Annuitant Mortality Table with an assumed interest rate (“A.I.R.”) of 4.00% per annum. The total first monthly Annuity payout is determined by multiplying the value (expressed in thousands of dollars) of a Sub-Account (less any applicable Premium Taxes) by the amount of the first monthly payment per $1,000 of value obtained from the tables in the Contracts. With respect to Fixed Annuities only, the current rate will be applied if it is higher than the rate under the tables in the Contract.
Level Annuity payouts would be provided if the net investment rate remained constant and equal to the A.I.R. In fact, payments will vary up or down in the proportion that the net investment rate varies up or down from the A.I.R. A higher A.I.R. may produce a higher initial payment but more slowly rising and more rapidly falling subsequent payments than would a lower interest rate assumption.
The amount of the first monthly Annuity payout, determined as described above, is divided by the value of an Annuity Unit for the appropriate Sub-Account not later than the fifth business day preceding the day on which the payment is due in order to determine the number of Annuity Units represented by the first payment. This number of
Annuity Units remains fixed during the Annuity Period, and in each subsequent month the dollar amount of the Annuity payout is determined by multiplying this fixed number of Annuity Units by the then current Annuity Unit value.
The Annuity payouts will be made on the date selected. The Annuity Unit value used in calculating the amount of the Annuity payouts will be based on an Annuity Unit value determined as of the close of business on a day not more than the fifth business day preceding the date of the Annuity payout.
Here is an example of how a Variable Annuity is determined:

ILLUSTRATION OF ANNUITY PAYOUTS: (UNISEX) AGE 65, LIFE ANNUITY WITH 120 PAYMENTS CERTAIN
A.	Net amount applied	$139,782.50
B.	Initial monthly income per $1,000 of payment applied	6.13
C.	Initial monthly payment (A × B ÷ 1,000)	$856.87
D.	Annuity Unit Value	3.125
E.	Number of monthly annuity units (C ÷ D)	274.198
F.	Assume annuity unit value for second month equal to	2.897
G.	Second monthly payment (F × E)	$794.35
H.	Assume annuity unit value for third month equal to	3.415
I.	Third month payment (H × E)	$936.39
The above figures are simply to illustrate the calculation of a Variable Annuity and have no bearing on the actual historical record of any Separate Account.
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Benefits Available Under the Contract
The following table summarizes information about the benefits under the Contract.

Benefit	Purpose	Whether Benefit Is Standard or Optional	Maximum Fee	Restrictions/ Limitations
Death Benefit
If the participant dies during the Accumulation Period, then the type of death benefit paid depends on whether the participant died (a) before age 65, or (b) on or after age 65. If the participant died before age 65, a Minimum Death Benefit is payable to the Beneficiary, which is generally the greater of the greater of (a) the value of the Participant Account and (b) 100% of the Contributions to the Participant Account less prior Surrenders and outstanding Participant loans.If the participant dies on or after age 65, then the Contract pays a death benefit equal to the Participant Account Value, less any outstanding charges and loan balances.
Standard
1.25% (Either
deducted via
Method 1 (daily deduction as a
percentage of net asset value of
each fund) or
Method 2
(quarterly
deduction as a
percentage of the average daily
assets of Sub-
Accounts during calendar quarter), depending on
which method is selected by your Employer)

•For Minimum Death Benefit, value of Participant account measured on date that all completed paperwork received for all states except IL. In IL, measured on date Due Proof of Death is received.
•The deduction of advisory fees will reduce your death benefit.

Participant Loan	The Participant may be able request a loan from his or her Participant Account Value during the Accumulation Phase if permitted by the Code and the terms of the Plan.	Standard	Loan set-up fee of $50.00 and annual loan administration fee of $50.00.	•Must be permitted by the Code and the terms of the Plan.
Systemic Withdrawal Option	The Participant may be able request a loan from his or her Participant Account Value during the Accumulation Phase if permitted by the Code and the terms of the Plan.	Standard	None
•Limited to Participants who have terminated their employment with the Employer;
•Duration of payments may not extend beyond the Participant’s life expectancy;
•A Participant may not elect the Systemic Withdrawal Option if there is an outstanding Loan.

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Death Benefits
Determination of the Beneficiary: The Beneficiary is the person or persons designated to receive payment of the death benefit upon the death of the Participant. If no designated Beneficiary remains living at the death of the Participant, the Participant’s estate is the Beneficiary.
Death before the Annuity Commencement Date:
•Death prior to age 65: If the Participant dies before the Annuity Commencement Date or the Participant’s attainment of age 65 (whichever comes first) the Minimum Death Benefit is payable to the Beneficiary. The Minimum Death Benefit is the greater of (a) the value of your Participant Account determined as of the day we receive Due Proof of Death and our receipt of a completed settlement instruction at our Administrative Offices or (b) 100% of the total Contributions made to your Participant Account, reduced by any prior partial Surrenders or outstanding Participant loan indebtedness. For Contracts purchased in Illinois, the Minimum Death Benefit is the greater of (a) the value of your Participant Account determined as of the day we receive Due Proof of Death at our Administrative Offices or (b) 100% of the total Contributions made to your Participant Account, reduced by any prior partial Surrenders or outstanding Participant loan indebtedness. To the extent you have Related Contracts under your plan, we may take into consideration corresponding Participant Account values, Contributions, Surrenders, or loan indebtedness in calculating the Minimum Death Benefit. The value of a Participant’s Account on any Valuation Day before the Annuity Commencement Date will be reduced by any applicable Premium Taxes not already deducted.
•Death on or after age 65: If the Participant dies before the Annuity Commencement Date but on or after the Participant’s 65th birthday, the Beneficiary(ies) will receive the value of your Participant Account (less any applicable Premium Taxes not already deducted) as of the date we receive Due Proof of Death and our receipt of a completed settlement instruction at our Administrative Offices. For Contracts purchased in Illinois, the Beneficiary(ies) will receive the value of your Participant Account (less any applicable Premium Taxes not already deducted) as of the date we receive Due Proof of Death at our Administrative Offices.
Calculation of the death benefit: Except for Contracts purchased in Illinois, if the Participant dies before the Annuity Commencement Date, the death benefit will be calculated as of the date we receive Due Proof of Death and our receipt of a completed settlement instruction. The death benefit remains invested in the Separate Account and/or General Account option according to your last instructions until the proceeds are paid or we receive new settlement instructions from the Beneficiary. During the time period between our receipt of Due Proof of Death and our receipt of the completed settlement instructions, the calculated death benefit will be subject to market fluctuations. Upon receipt of complete settlement instructions, we will calculate the payable amount.
If the proceeds are taken in a single sum, payment will normally be made within seven days of our receipt of completed settlement instructions.
You may apply the death benefit payment to any one of the Annuity payout options (See “Annuity Payout Options”) instead of receiving the death benefit payment in a single sum. An election to receive payment of death benefits under an Annuity payout option must be made before a lump sum settlement and within one year after the death by written notice to us at our Administrative Offices. Proceeds due on death may be applied to provide variable payments, fixed payments, or a combination of variable and fixed payments. No election to provide Annuity payouts will become operative unless the initial Annuity payout is at least $20 on either a variable or fixed basis, or $20 on each basis when a combination benefit is elected. The manner in which the Annuity payouts are determined and in which they may vary from month to month are the same as applicable to a Participant’s Account after retirement (See “Contract Value”).
Death on or after the Annuity Commencement Date: If the Annuitant dies on or after the Annuity Commencement Date, there may be no payout at death unless the Annuitant has elected an Annuity payout option that permits the Beneficiary to elect to continue Annuity payouts or to receive the computed value.
Participant Loans
During the Accumulation Period, a Participant under a Tax-sheltered Annuity plan may request a loan from his or her Participant Account, if permitted by the Plan. Loans from a Participant’s Account may not be available in all states or may be subject to restrictions. When you initiate a loan from your Participant Account, We deduct a loan set-up fee of $50. In addition, while your loan is outstanding, We deduct a $50 annual loan administration fee from your Participant Account on a quarterly basis. We deduct 25 percent of the annual fee on the last Valuation Day of each quarter, or from the proceeds of a full Surrender of your Participant Account.
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When you take a loan from your Participant Account, for record-keeping purposes, an amount equal to your loan, plus interest, is placed into a loan account. When you make loan repayments, the amount of the loan account decreases until your loan account is re-paid in full. You must pay back your loan according to the payment schedule set by the terms of your loan agreement. The loan agreement describes the terms, conditions, and any fees or charges of your loan.
Loans will have a permanent effect on the Participant’s Account because the investment results of each Sub-Account will apply only to the amount remaining in such Sub-Account. The longer a loan is outstanding, the greater the impact on the Participant’s Account is likely to be. Also, if not repaid, the outstanding loan balance will reduce the death benefit otherwise payable to the Beneficiary.
Federal Tax Considerations
General
The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on Our understanding of the existing provisions of the Code, Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income.
This summary has been prepared by Us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.
THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.
Civil Unions & Domestic Partnerships
Upon your death, a surviving spouse may have certain continuation rights under the Contract that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of ”spouse“ under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Parties to a civil union or domestic partnership are not treated as spouses under federal law. Consequently, certain transactions, such as change of ownership or continuation of the contract after death, may be taxable to those individuals. You should consult a tax and/or legal advisor for more information on this subject if it applies to you.
Tax Reporting
The federal, as well as state and local, tax laws and regulations require Us to report certain transactions with respect to the Contract (such as an exchange of or a distribution from the Contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide you with a copy of what was reported. This copy is not intended to supplant your own records. It is your responsibility to ensure that what you report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on your books and records. You should review whatever is reported to the taxing authorities by Us against your own records, and in consultation with your own tax advisor, and should notify Us if you find any discrepancies in case corrections have to be made.
Taxation of Talcott Resolution and the Separate Account
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The Separate Account is taxed as part of Talcott Resolution which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a ”regulated investment company“ under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. (See ”Contract Value“). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.
Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. Talcott Resolution is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since Talcott Resolution is the owner of the assets from which the tax benefits are derived.
Diversification of the Separate Account
For certain types of Contracts, the Internal Revenue Code (”Code“) requires that investments supporting these Contracts be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Underlying Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.
The Treasury Department’s diversification regulations under Code Section 817(h) require, among other things, that:
•no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,
•no more than 70% is represented by any two investments,
•no more than 80% is represented by any three investments and
•no more than 90% is represented by any four investments.
In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.
A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to pay the tax due for the period during which the diversification requirements were not met.
Tax Ownership of the Assets in the Separate Account
In order for certain variable annuity contracts to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the ”owner“ of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the ”tax owner“ of certain separate account assets, income and gain from such assets would be includable in the variable contract owner’s gross income. The U.S. Tax Court followed the IRS position and held that a variable contract owner would be treated for federal tax purposes as the owner of the separate account assets (Webber v. Commissioner, 14 Tax Court No. 17, June 30, 2015). The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular sub-accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and variable life insurance contracts. The distinction between when a variable contract owner will be determined to own the separate account under the analysis of the IRS and the Tax Court can best be illustrated by the following IRS rulings.
Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer’s separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such ”public availability“ means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in Our Separate Account for your Contract are available for purchase except through an insurer’s variable contracts or by other permitted entities.
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Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Underlying Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, We believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, We reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.
Non-Natural Persons as Owners
Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:
•A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),
•A contract acquired by the estate of a decedent by reason of such decedent’s death,
•Certain contracts acquired with respect to tax-qualified retirement arrangements,
•Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or
•A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract’s purchase.
A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.
Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the ”holder“ in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a ”holder.“ In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the ”holder.“ However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.
Annuity Purchases by Nonresident Aliens and Foreign Corporations
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to Talcott Resolution. If withholding applies, We are required to withhold tax at the 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence.
Generation Skipping Transfer Tax
Under certain circumstances, the Code may impose a ”generation skipping transfer tax“ when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require Talcott Resolution to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
Tax-Qualified Retirement Plans
This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.
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The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a ”Qualified Plan“ or ”Plan“). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.
The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not Us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance with regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on Our books and records. If you are purchasing a Contract through a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Contract Value.
The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into Our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.
We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.
Individual Retirement Annuities (”IRAs“)
In addition to ”traditional“ IRAs governed by Code Sections 408(a) and (b) (”Traditional IRAs“), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.
a.Traditional IRAs
Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions (”RMDs“) when the Owner reaches their Required Beginning Date or dies (or the distribution qualifies for one of the other exceptions to the penalty on early distributions), as described below, may result in imposition of a 25% penalty tax on any excess of the RMD amount over the amount actually distributed. This excise tax is reduced to 10% if a distribution of the shortfall is made within two years and to the date the excise tax is assessed or imposed by the IRS. In addition, any amount received before the Owner reaches age 59 1∕2 or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.
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You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. Effective January 1, 2020, non-spouse ”designated beneficiaries“ of a deceased Owner must generally receive distributions within 10 years of the death of the Owner. However, the life expectancy payout option (a/k/a ”IRA stretch“) is still available for non-spouse beneficiaries who are ”Eligible Designated Beneficiaries“ enabling them to make a tax-free ”direct rollover“ (in the form of a direct transfer between Plan fiduciaries, as described below in ”Rollover Distributions“) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an ”inherited IRA“ that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant). ”Eligible Designated Beneficiaries“ include beneficiaries who are not more than 10 years younger, disabled, chronically ill, and minors until age of majority, at which time the 10-year rule applies. In addition, such a Plan is not required to permit such a rollover.
b.SEP IRAs
Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension (”SEP“) or a SEP IRA. A SEP IRA can have employer, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
c.SIMPLE IRAs
The Savings Incentive Match Plan for Employees of small employers (”SIMPLE Plan“) is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees (”SIMPLE IRAs“). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 25% penalty tax for failure to make a full RMD (or reduced amount), and to the 10% penalty tax on premature distributions, as described below. In addition, the 10% penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.
If We do not serve as the Designated Financial Institution for your employer’s SIMPLE Plan, for you to use one of Our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with Us.
d.Roth IRAs
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Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner’s lifetime. Generally, however, upon the Owner’s death the amount remaining in a Roth IRA must be distributed by the end of the tenth year after such death for non-spouse designated beneficiaries or distributed over the life or life expectancy of an Eligible Designated Beneficiary. The Owner of a Traditional IRA or other qualified plan assets may convert a Traditional IRA into a Roth IRA under certain circumstances. The conversion of a Traditional IRA or other qualified plan assets to a Roth IRA will subject the fair market value of the converted Traditional IRA to federal income tax in the year of conversion. In addition to the amount held in the converted Traditional IRA, the fair market value may include the value of additional benefits provided by the annuity contract on the date of conversion, based on reasonable actuarial assumptions. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. Distributions from eligible Qualified Plans can be ”rolled over“ directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a ”conversion“ Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan
Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of ”incidental“ death benefits, and the time when RMDs must commence. There are annual limits on contributions to 401(a) defined contribution plans generally, and to 401(k) plans specifically. Salary reduction contributions to a 401(k) option cannot exceed the lesser of a dollar limit ($23,500 in 2025) or 100% of the employee’s ”includible compensation.“ For participants over age 50, a special additional catch-up provision may be available ($7,500 in 2025 or $11,250 if the participant is age 60-63). In addition, a Plan’s provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. In addition, elective deferrals made by participants under a 401(k) arrangement are subject to specific distribution limitations similar to those outlined below for 403(b) plans. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.
In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits ”incidental“ to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.
Tax-Sheltered Annuity under Section 403(b) (”TSA“)
Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code Section 501(c)(3) to purchase a ”tax-sheltered annuity“ (”TSA“) contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee’s gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit ($23,500 in 2025) or 100% of the employee’s ”includable compensation“ for the most recent full year of service, subject to other adjustments. There are also legal limits on the annual elective deferrals a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased ($7,500 in 2025 or $11,250 if the participant is age 60-63). A TSA participant should contact the Plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.
A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:
a.after the employee reaches age 59 1∕2;
b.upon the employee’s separation from service;
c.upon the employee’s death or disability;
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d.in the case of hardship as defined in applicable regulations (and in the case of hardship, any income attributable to such contributions may not be distributed);
e.as a qualified reservist distribution upon certain calls to active duty; or
f.with respect to amounts invested in a lifetime income investment, the date that is 90 days prior to the day that such lifetime income investment may no longer be held as an investment option under the plan.
An employer sponsoring a TSA may impose additional restrictions on your TSA through its Plan document.
Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits ”incidental“ to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA.
Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant’s or beneficiary’s accumulated benefit immediately before such exchange (taking into account such participant’s or beneficiary’s accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant’s employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information.
Deferred Compensation Plans under Section 457 (”Section 457 Plans“)
Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a ”governmental employer“ is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an ”Eligible Deferred Compensation Plan“ or ”Section 457(b) Plan.“ Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant’s includible compensation or (2) the applicable dollar amount, ($23,500 in 2025). The Plan may provide for additional ”catch-up“ contributions. One catch-up contribution allows participants over age 50 to make additional contributions each year ($7,500 in 2025 or $11,250 if the participant is age 60-63); while another permits 457(b) pre-retirement contributions in the three prior years to, but not including, the year the participant reaches normal retirement age. A participant cannot use both catch-up provisions concurrently. In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 59 1∕2, (2) the participant has a severance from employment (including death), (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations), or (4) with respect to amounts invested in a lifetime income investment, the date that is 90 days prior to the date that such lifetime income investment may no longer be held as an investment option under the Plan.
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Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts, certain other insurance contracts, and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (nongovernmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. Where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer’s general creditors under Code Section 457(b)(6).
Taxation of Amounts Received from Qualified Plans
Except under certain circumstances in the case of Roth IRAs or Roth accounts in a Qualified Plan, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other ”investment in the contract.“ For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, Code Section 72 provides the tax rules for determining what portion of each amount received represents a tax-free recovery of ”investment in the contract“.
For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the ”investment in the contract,“ based on the ratio of the ”investment in the contract“ over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.
In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.
Penalty Taxes for Qualified Plans
Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions (”RMDs“). Penalty taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The penalty taxes on premature distributions and failures to make timely RMDs are more uniform and are described in more detail below.
a.Penalty Taxes on Premature Distributions
Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59 1∕2. However, this 10% penalty tax does not apply to a distribution that is either:
i.made to a beneficiary (or to the employee’s estate) on or after the employee’s death;
ii.attributable to the employee’s becoming disabled under Code Section 72(m)(7);
iii. part of a series of substantially equal periodic payments (not less frequently than annually  —  ”SEPPs“) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary (”SEPP Exception“), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;
iv.(except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);
v.(except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);
vi.not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year which are not reimbursed by health insurance (without regard to whether the taxpayer deducts the unreimbursed medical expenses);
vii.certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty;
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viii.distributions of up to $5,000 from a retirement plan in the case of a birth or adoption of a child under Code Section 72(t)(2)(H); or
ix.certain designated qualified disaster distributions.
In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:
i.made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;
ii.not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7);
iii.for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8); or
iv.certain other exceptions to the 10% penalty tax.
If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59 1∕2 and (b) 5 years have elapsed since the first of these periodic payments.
For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual’s employer under a SIMPLE Plan, the 10% penalty tax rate is increased to 25%.
b.RMDs and 25% Penalty Tax
If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution (”RMD“) for the year, the participant is subject to a 25% penalty tax on the amount that has not been timely distributed. This excise tax is reduced to 10% if a distribution of the shortfall is made within two years and to the date the excise tax is assessed or imposed by the IRS.
An individual’s interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of  —
i.the calendar year in which the individual attains their applicable age, or
ii.(except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.
If the individual attains (1) age 70 1∕2 before 2020, the applicable age is 70 1∕2; (2) age 72 during or after 2020 but before 2023, the applicable age is 72; (3) age 72 during or after 2023 and age 73 before 2033, the applicable age is 73; or (4) age 74 after 2032, the applicable age is 75.
The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over  —
a.the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or
b.over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.
Effective January 1, 2020, non-spouse ”designated beneficiaries“ of a deceased plan participant Owner must generally receive distributions within 10 years of the death of the participant. However, the life expectancy payout option (a/k/a ”stretch payout“) is still available for non-spouse beneficiaries who are ”Eligible Designated Beneficiaries“ enabling them to make a tax-free ”direct rollover“ (in the form of a direct transfer between Plan fiduciaries, as described below in ”Rollover Distributions“) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an ”inherited IRA“ that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant). ”Eligible Designated Beneficiaries“ include beneficiaries who are not more than 10 years younger, disabled, chronically ill, and minors until age of majority, at which time the 10-year rule applies.
If an individual dies after RMDs have begun for such individual, any remainder of the individual’s interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual’s death.
The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner’s surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
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The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount. RMDs also can be made in the form of Annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.
In addition, in computing any RMD amount based on a contract’s account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 25% penalty tax for RMDs (or reduced amount) if such additional RMD amount is not timely distributed. There is a recent exception to the RMD rules for certain lifetime income annuity benefits (Qualified Longevity Annuity Contracts, or ”QLAC“), provided by Revenue Ruling 2012-3 and proposed Treasury regulations.
Tax Withholding for Qualified Plans
Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. The federal income tax withholding requirements, including any ”elections out“ and the rate at which withholding applies are different for periodic and non-periodic distributions. Special rules apply when the distribution is an ”eligible rollover distribution“ from a Qualified Plan (described below in ”Rollover Distributions“). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the ”eligible rollover distribution,“ to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in ”Rollover Distributions“). Payees cannot elect out of this mandatory 20% withholding in the case of such an ”eligible rollover distribution.“
Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.
Regardless of any ”election out“ (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee’s total tax liability.
Rollover Distributions
The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plans (a ”direct transfer“ or a ”direct rollover“) or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a ”60-day rollover“), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, We advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.
For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transferor Plan and if other applicable conditions are met. Such a ”direct transfer“ between the same kinds of Plan is generally not treated as any form of ”distribution“ out of such a Plan for federal income tax purposes.
By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a ”distribution“ out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a ”direct rollover“ (made directly to another Plan) or as a ”60-day rollover.“ The tax restrictions and other rules for a ”direct rollover“ and a ”60-day rollover“ are similar in many ways, but if any ”eligible rollover distribution“ made from certain types of Qualified Plan is not transferred directly to another Plan by a ”direct rollover,“ then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a ”60-day rollover“ by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a ”60-day rollover“, the amount that is not rolled over remains subject to normal income tax plus any applicable penalty.
Under Code Sections 402(f)(2)(A) and 3405(c)(3) an ”eligible rollover distribution“ (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a ”direct rollover“) is generally any distribution to an employee of any portion (or all) of the balance to the employee’s credit in any of the following types of ”Eligible Retirement Plan“: (1) a Qualified Plan under Code Section 401(a) (”Qualified 401(a) Plan“), (2) a qualified annuity plan under Code Section 403(a) (”Qualified Annuity Plan“), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an ”eligible rollover distribution“ does not include any distribution that is either  —
a.an RMD amount;
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b.one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or
c.any distribution made upon hardship of the employee.
Before making an ”eligible rollover distribution,“ a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the ”direct rollover“ and ”60-day rollover“ rules and the distribution’s exposure to the 20% mandatory withholding if it is not made by ”direct rollover.“ Generally, under Code Sections 402(c), 403(b)(8) and 457 (e)(16), a ”direct rollover“ or a ”60-day rollover“ of an ”eligible rollover distribution“ can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an ”eligible rollover distribution“ that can qualify for a tax-free ”60-day rollover“ is limited to the amount that otherwise would be includable in gross income. By contrast, a ”direct rollover“ of an ”eligible rollover distribution“ can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a ”predecessor“ Qualified Plan.
Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free ”direct rollover“ or ”60-day rollover“ can be made between a ”Non-Roth IRA“ (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from Non-Roth IRA to a Roth IRA, or a ”conversion“ of a Non-Roth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free ”direct rollover“ or ”60-day rollover“ can be made between an ”inherited IRA“ (Non-Roth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a ”direct rollover“ or a ”60-day rollover“ to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a ”direct rollover“ or a ”60-day rollover“ to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no l-year limit applies to any such ”direct rollover.“ Similar rules apply to a ”direct rollover“ or a ”60-day rollover“ of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer’s SIMPLE Plan is generally disqualified (and subject to the 25% penalty tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a ”direct rollover“ or a ”60-day rollover“ to an Eligible Retirement Plan that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).
Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a non-spouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS and to qualified Coronavirus Related Distributions.
Distribution
The Contracts are no longer offered for sale. MML Distributors, LLC (”MMLD“), a subsidiary of Massachusetts Mutual Life Insurance Company (”MassMutual“), is the principal underwriter of the Contracts, which are sold by affiliated and unaffiliated broker-dealer, and financial institutions.
MMLD is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (”FINRA“). The principal business address of MMLD is 1295 State Street, Springfield, MA 01111.
Financial Intermediaries receive commissions (described below under ”Commissions“). Certain selected Financial Intermediaries also receive additional compensation (described below under ”Additional Payments“). All or a portion of the payments made to Financial Intermediaries may be passed on to Registered Representatives according to a Financial Intermediaries’ internal compensation practices.
Affiliated broker-dealers also employ individuals called ”wholesalers“ in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract value.
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Commissions
Upfront commissions paid to Financial Intermediaries generally range from 0% to up to 7% of each Contribution you pay for your Contract. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1.20% of your Contract value. MMLD pays different commissions based on the Contract variation that you buy.
Commission arrangements vary from one Financial Intermediary to another. We and MMLD are not involved in determining your Registered Representative’s compensation. Under certain circumstances, your Registered Representative may be required to return all or a portion of the commissions paid.
Check with your Registered Representative to verify whether your account is a brokerage or an advisory account. Your interests may differ from Ours and your Registered Representative (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your Registered Representative (or the Financial Intermediary with which they are associated) can be paid both by you and MMLD and its affiliates based on what you buy. Therefore, profits, and your Registered Representative’s (or their Financial Intermediary’s) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.
Additional Payments
Subject to FINRA and Financial Intermediary rules, MMLD and its affiliates also make additional payments to Financial Intermediaries (who may or may not be affiliated with Us) to encourage the sale of this Contract and other contracts that We issue to retirement programs that We or Our affiliates offer (”Additional Payments“). Additional Payments are generally based on average net assets (or aged assets) of the contracts or programs attributable to a particular Financial Intermediary, on sales of the contracts or programs attributable to a particular Financial Intermediary, and/or sales expenses. Additional Payments may be used for various purposes, and may take various forms, such as:
•Payments for access to Registered Representatives and/or Financial Intermediaries, such as through one-on-one wholesaler visits or attendance at national sales meetings or similar events.
•Payments for inclusion of Our products on a Financial Intermediary’s ”preferred list“; participation in, or visibility at, national and regional conferences; and/or articles in Financial Intermediary publications highlighting Our products and services.
•Payments for various marketing expenses such as joint marketing campaigns and/or Financial Intermediary event advertising/participation; sponsorship of Financial Intermediary sales contests and/or promotions in which participants (including Registered Representatives) receive prizes such as travel awards, merchandise and recognition; and expenses of generating clients.
•Payment and support to Underlying Fund companies including Fund related wholesaler support, training and marketing activities for certain Funds, and providing sales activity reports.
•Sales support through such things as providing hardware and software, operational and systems integration, links to Our website from a Financial Intermediary’s websites; shareholder services (including sub-accounting) sponsorship of Financial Intermediary due diligence meetings; and/or expense allowances and reimbursements.
•”Due diligence“ payments for a Financial Intermediary’s examination of a product; payments for educational training, sales or training seminars, conferences and programs, sales and service desk training, and/or client or prospect seminar sponsorships.
•Occasional meals and entertainment, tickets to sporting events and other gifts.
More Information
Modification of the Contracts
Subject to any federal and state regulatory restrictions, We may modify the Contracts at any time by written agreement between the Contract Owner and Us. No modification will affect the amount or term of any Annuities begun prior to the effective date of the modification, unless it is required to conform the Contract to, or give the Contract Owner the benefit of, any federal or state statutes or any rule or regulation of the U.S. Treasury Department or the Internal Revenue Service.
On or after the fifth anniversary of any contract we may change, from time to time, any or all of the terms of the Contracts by giving 90 days advance written notice to the Contract Owner, except that the Annuity tables, guaranteed interest rates and the Contingent Deferred Sales Charges which are applicable at the time a Participant’s Account is established under a contract, will continue to be applicable.
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We may modify the Contract at any time if such modification: (i) is necessary to make the Contract or the Separate Account comply with any law or regulation issued by a governmental agency to which We are subject; or (ii) is necessary to assure continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or annuity contracts; or (iii) is necessary to reflect a change in the operation of the Separate Account or the Sub-Accounts); or (iv) provides additional Separate Account options; or (v) withdraws Separate Account options. In the event of any such modification We will provide notice to the Contract Owner or to the payee(s) during the Annuity period. Talcott may also make appropriate endorsement in the Contract to reflect such modification.
A contract may be suspended by the Contract Owner by giving us written notice at least 90 days before the effective date of the suspension at our Administrative Office. A contract will be suspended automatically on its anniversary if the Contract Owner fails to assent to any modification of a contract. In this context, such modifications would have become effective on or before that anniversary.
Upon suspension of a 403(b) Contract, we will continue to accept Contributions, subject to the terms of the Contract, as such terms are applicable to Participant’s Accounts under the Contracts prior to such suspension. However, no Contributions will be accepted on behalf of any new Participant Accounts. Annuitants at the time of any suspension will continue to receive their Annuity payouts. The suspension of a 403(b) Contract will not preclude a Contract Owner from applying existing Participant’s Accounts to the purchase of Fixed or Variable Annuity benefits.
Upon suspension of all other Contracts, Talcott Resolution will not accept future contributions.
Reservation of Rights Under the Contract
We may, at Our sole discretion, elect not to exercise a right or reservation specified in this Contract. If we elect not to exercise a right or reservation, We are not waiving it. We may decide to exercise a right or a reservation that We previously did not exercise.
Legal Proceeding
Like other insurance companies, We are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, We do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts.
Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s results of operations or cash flows in particular quarterly or annual periods.
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Appendix A – Underlying Funds
The following is a list of the Underlying Funds currently available under the Contract. In the event more than one Underlying Funds were offered under the Contract, the Underlying Funds available to you may vary by Employer. In such an event, you should refer to your retirement plan documents for a list of Underlying Funds available to you. More information about the Underlying Fund is available in the prospectuses for the Fund, which may be amended from time to time and can be found online at https://plan.empower-retirement.com/plancloudws/fundprospectus. You can also request this information at no cost by calling (844) 804-8989 or sending an email request to participantservices@empower.com.
The current expenses and performance information below reflect fees and expenses of the Underlying Funds, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. The past performance of a Fund is not necessarily an indication of future performance.

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Global Bond-USD Hedged	AB Global Bond Fund - Class A	0.80%	2.31%	-0.10%	1.54%
	Adviser: AllianceBernstein L.P.
	Subadviser: N/A
US Fund High Yield Bond	AB High Income Fund - Class A	0.90%	8.62%	3.41%	4.22%
	Adviser: AllianceBernstein L.P.
	Subadviser: N/A
US Fund Large Value	American Century Equity Income Fund - Class A	1.18%	10.26%	5.34%	7.55%
	Adviser: American Century Investment Management Inc
	Subadviser: N/A
US Fund Small Blend	American Century Small Company Fund - Class A	1.11%	4.16%	6.73%	5.64%
	Adviser: American Century Investment Management Inc
	Subadviser: N/A
US Fund Money Market-Taxable	American Century U.S. Government Money Market Fund - Class A	0.71%	4.62%	2.05%	1.48%
	Adviser: American Century Investment Management Inc
	Subadviser: N/A
US Fund Intermediate Government	American Century Ginnie Mae Fund - Class A	0.80%	0.24%	-1.27%	0.18%
	Adviser: American Century Investment Management Inc
	Subadviser: N/A
US Fund Diversified Emerging Mkts	American Funds New World Fund® - Class R3	1.22%	6.20%	4.39%	5.87%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
APP A-1

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Growth	Ave Maria Growth Fund	0.92%	14.91%	10.41%	11.86%
	Adviser: Schwartz Investment Counsel Inc
	Subadviser: N/A
US Fund Large Blend	Ave Maria Rising Dividend Fund	0.92%	14.42%	10.36%	9.69%
	Adviser: Schwartz Investment Counsel Inc
	Subadviser: N/A
US Fund Mid-Cap Blend	Ave Maria Value Fund	0.94%	21.52%	11.73%	8.01%
	Adviser: Schwartz Investment Counsel Inc
	Subadviser: N/A
US Fund Target-Date 2060	BlackRock LifePath® Dynamic 2060 Fund - Investor A Shares *	0.84%	16.82%	9.21%	9.52%
	Adviser: BlackRock Fund Advisors
	Subadviser: BlackRock International Limited;BlackRock (Singapore) Ltd;
US Fund Target-Date 2065+	BlackRock LifePath® Dynamic 2070 - Investor A Shares*	0.84%	-5.81%	-5.81%	-5.81%
	Adviser: BlackRock Fund Advisors
	Subadviser: BlackRock International Limited;BlackRock (Singapore) Ltd;
US Insurance Large Blend	BlackRock S&P 500 Index V.I. Fund - Class I Shares	0.13%	24.83%	14.38%	12.89%
	Adviser: BlackRock Advisors, LLC
	Subadviser: N/A
US Fund Target-Date 2035	BlackRock LifePath® Dynamic 2035 Fund - Investor A Shares*	0.84%	11.47%	6.93%	7.24%
	Adviser: BlackRock Fund Advisors
	Subadviser: BlackRock International Limited;BlackRock (Singapore) Ltd;
APP A-2

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Target-Date 2045	BlackRock LifePath® Dynamic 2045 Fund - Investor A Shares*	0.84%	15.25%	8.86%	8.51%
	Adviser: BlackRock Fund Advisors
	Subadviser: BlackRock International Limited;BlackRock (Singapore) Ltd;
US Fund Target-Date 2055	BlackRock LifePath® Dynamic 2055 Fund - Investor A Shares*	0.84%	16.76%	9.42%	8.78%
	Adviser: BlackRock Fund Advisors
	Subadviser: BlackRock International Limited;BlackRock (Singapore) Ltd;
US Fund Intermediate Core-Plus Bond	BNY Mellon Core Plus Fund - Class A*	0.70%	2.09%	0.41%	2.09%
	Adviser: BNY Mellon Investment Adviser, Inc
	Subadviser: Insight North America LLC
US Fund Global Large-Stock Growth	Calamos Global Equity Fund - Class A*	1.40%	30.16%	14.43%	11.57%
	Adviser: Calamos Advisors LLC
	Subadviser: N/A
US Fund Foreign Large Growth	Calamos International Growth Fund - Class A*	1.20%	12.19%	6.66%	6.58%
	Adviser: Calamos Advisors LLC
	Subadviser: N/A
US Fund Large Blend	ClearBridge Appreciation Fund - Class A	0.91%	22.45%	12.58%	11.75%
	Adviser: Franklin Templeton Fund Adviser, LLC
	Subadviser: ClearBridge Investments, LLC
US Fund Small Growth	ClearBridge Small Cap Growth Fund - Class A	1.19%	4.09%	5.26%	7.80%
	Adviser: Franklin Templeton Fund Adviser, LLC
	Subadviser: ClearBridge Investments, LLC
US Fund Large Growth	Domini Impact Equity Fund® - Investor Shares	0.98%	21.87%	13.00%	10.14%
	Adviser: Domini Impact Investments LLC
	Subadviser: SSGA Funds Management Inc
APP A-3

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Mid-Cap Blend	Eaton Vance Atlanta Capital SMID-Cap Fund - Class A	1.12%	13.33%	9.66%	11.74%
	Adviser: Boston Management and Research
	Subadviser: Atlanta Capital Management Company,LLC
US Fund Foreign Large Blend	Empower International Index Fund - Investor Class	0.61%	2.92%	4.19%	4.76%
	Adviser: Empower Capital Management, LLC
	Subadviser: Irish Life Inv Managers Ltd
US Fund Moderately Aggressive Allocation	Empower Moderately Aggressive Profile Fund - Investor Class*	1.01%	9.34%	6.63%	6.74%
	Adviser: Empower Capital Management, LLC
	Subadviser: N/A
US Fund Mid-Cap Blend	Empower S&P Mid Cap 400® Index Fund - Investor Class	0.55%	13.27%	9.72%	9.06%
	Adviser: Empower Capital Management, LLC
	Subadviser: Irish Life Inv Managers Ltd
US Fund Small Blend	Empower S&P SmallCap 600® Index Fund - Investor Class*	0.56%	7.94%	7.77%	8.38%
	Adviser: Empower Capital Management, LLC
	Subadviser: Irish Life Inv Managers Ltd
US Fund Small Value	Federated Hermes Clover Small Value Fund - Class A*	1.14%	9.65%	9.43%	6.93%
	Adviser: Federated Equity Mgmt Co. Of Penn
	Subadviser: N/A
US Fund Real Estate	Fidelity Advisor® Real Estate Fund - Class M	1.28%	5.85%	1.51%	3.23%
	Adviser: Fidelity Management & Research Company LLC
	Subadviser: FMR Investment Management (U.K.) Limited;Fidelity Management & Research (Japan) Limited;Fidelity Management & Research (HK) Ltd;
US Insurance Target-Date 2015	Fidelity® VIP Freedom 2015 Portfolio - Service Class 2	0.68%	6.21%	4.08%	5.11%
	Adviser: Fidelity Management & Research Company LLC
	Subadviser: N/A
APP A-4

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Insurance Target-Date 2020	Fidelity® VIP Freedom 2020 Portfolio - Service Class 2	0.72%	7.40%	4.89%	5.76%
	Adviser: Fidelity Management & Research Company LLC
	Subadviser: N/A
US Insurance Target-Date 2025	Fidelity® VIP Freedom 2025 Portfolio - Service Class 2	0.74%	8.28%	5.52%	6.27%
	Adviser: Fidelity Management & Research Company LLC
	Subadviser: N/A
US Insurance Target-Date 2030	Fidelity® VIP Freedom 2030 Portfolio - Service Class 2	0.77%	9.14%	6.25%	7.03%
	Adviser: Fidelity Management & Research Company LLC
	Subadviser: N/A
US Insurance Target-Date 2035	Fidelity® VIP Freedom 2035 Portfolio - Service Class 2	0.82%	10.77%	7.56%	8.01%
	Adviser: Fidelity Management & Research Company LLC
	Subadviser: N/A
US Insurance Target-Date 2040	Fidelity® VIP Freedom 2040 Portfolio - Service Class 2	0.86%	12.81%	8.82%	8.68%
	Adviser: Fidelity Management & Research Company LLC
	Subadviser: N/A
US Insurance Target-Date 2045	Fidelity® VIP Freedom 2045 Portfolio - Service Class 2	0.87%	13.54%	9.06%	8.80%
	Adviser: Fidelity Management & Research Company LLC
	Subadviser: N/A
US Insurance Target-Date 2050	Fidelity® VIP Freedom 2050 Portfolio - Service Class 2	0.87%	13.55%	9.06%	8.79%
	Adviser: Fidelity Management & Research Company LLC
	Subadviser: N/A
US Insurance Target-Date 2055	Fidelity® VIP Freedom 2055 Portfolio - Service Class 2	0.87%	13.61%	9.07%	9.71%
	Adviser: Fidelity Management & Research Company LLC
	Subadviser: N/A
US Insurance Target-Date 2060	Fidelity® VIP Freedom 2060 Portfolio - Service Class 2	0.87%	13.53%	9.08%	9.72%
	Adviser: Fidelity Management & Research Company LLC
	Subadviser: N/A
APP A-5

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Insurance Fund Target-Date 2065+	Fidelity® VIP Freedom 2065 Portfolio - Service Class 2	0.87%	13.61%	9.07%	9.71%
	Adviser: Fidelity Management & Research Company LLC
	Subadviser: N/A
US Insurance Target-Date Retirement	Fidelity® VIP Freedom Income Portfolio - Service Class 2	0.62%	4.20%	2.26%	3.19%
	Adviser: Fidelity Management & Research Company LLC
	Subadviser: N/A
US Insurance Conservative Allocation	Fidelity® VIP FundsManager 20% Portfolio - Service Class 2*	0.70%	5.39%	2.80%	3.16%
	Adviser: Fidelity Management & Research Company LLC
	Subadviser: N/A
US Insurance Moderate Allocation	Fidelity® VIP FundsManager 50% Portfolio - Service Class 2*	0.85%	8.38%	5.60%	5.69%
	Adviser: Fidelity Management & Research Company LLC
	Subadviser: N/A
US Insurance Moderate Allocation	Fidelity® VIP FundsManager 60% Portfolio - Service Class 2*	0.86%	9.45%	6.41%	6.51%
	Adviser: Fidelity Management & Research Company LLC
	Subadviser: N/A
US Insurance Moderately Aggressive Allocation	Fidelity® VIP FundsManager 70% Portfolio - Service Class 2*	0.89%	10.68%	7.40%	7.29%
	Adviser: Fidelity Management & Research Company LLC
	Subadviser: N/A
US Insurance Aggressive Allocation	Fidelity® VIP FundsManager 85% Portfolio - Service Class 2*	0.93%	12.38%	8.57%	8.45%
	Adviser: Fidelity Management & Research Company LLC
	Subadviser: N/A
US Fund Global Large-Stock Value	Franklin Mutual Global Discovery Fund - Class A	1.21%	4.57%	6.36%	6.00%
	Adviser: Franklin Mutual Advisers, LLC
	Subadviser: N/A
APP A-6

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Aggressive Allocation	Franklin Mutual Shares Fund - Class A	1.00%	11.23%	5.87%	5.94%
	Adviser: Franklin Mutual Advisers, LLC
	Subadviser: N/A
US Fund Mid-Cap Value	Franklin Mutual U.S. Mid Cap Value Fund - Class A*	0.90%	9.15%	6.69%	6.33%
	Adviser: Franklin Mutual Advisers, LLC
	Subadviser: N/A
US Fund Mid-Cap Growth	Franklin Small-Mid Cap Growth Fund - Class A*	0.86%	11.36%	9.99%	9.66%
	Adviser: Franklin Advisers, Inc.
	Subadviser: N/A
US Fund Multistrategy	Goldman Sachs Absolute Return Tracker - Class A*	1.10%	6.63%	3.80%	3.49%
	Adviser: Goldman Sachs Asset Management, L.P.
	Subadviser: N/A
US Fund Mid-Cap Blend	Goldman Sachs Mid Cap Value Fund - Class A*	1.19%	11.82%	9.50%	7.63%
	Adviser: Goldman Sachs Asset Management, L.P.
	Subadviser: N/A
US Fund Moderate Allocation	Hartford Balanced HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.66%	11.21%	8.09%	7.75%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Moderately Conservative Allocation	Hartford Balanced Income Fund - Class R4 (Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.96%	6.12%	4.12%	5.48%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Large Blend	Hartford Capital Appreciation HLS Fund - Class IA (Closed to Contracts issued on or about 1/3/2005)	0.67%	21.19%	11.50%	10.61%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
APP A-7

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Moderately Conservative Allocation	Hartford Conservative Allocation Fund - Class R4	1.05%	8.16%	3.25%	3.60%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: N/A
US Fund Large Blend	Hartford Disciplined Equity HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.59%	25.37%	12.79%	12.70%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Large Value	Hartford Dividend and Growth HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.65%	12.67%	10.75%	10.55%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Global Small/Mid Stock	Hartford Global Impact Fund - Class R4* (Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts)	1.11%	8.57%	6.54%	8.80%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Health	Hartford Healthcare HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.92%	0.39%	4.67%	7.58%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund High Yield Bond	Hartford High Yield Fund - Class R4* (Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.97%	6.19%	3.45%	4.28%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company
APP A-8

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Small Growth	Hartford Small Company HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.80%	12.00%	7.36%	8.28%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Large Blend	Hartford Stock HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.51%	8.74%	9.25%	10.43%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Intermediate Core-Plus Bond	Hartford Total Return Bond HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.50%	2.33%	0.28%	1.97%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Ultrashort Bond	Hartford Ultrashort Bond HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.44%	5.20%	2.26%	1.78%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Mid-Cap Growth	Hartford MidCap HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.73%	6.28%	4.91%	8.27%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
APP A-9

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Mid-Cap Value	Hartford MidCap Value Fund - Class R4 (Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts)	1.18%	10.85%	8.61%	7.69%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company
US Fund Large Growth	Invesco American Franchise Fund - Class A	0.96%	34.73%	15.76%	14.02%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Commodities Broad Basket	Invesco Balanced-Risk Commodity Strategy Fund - Class A*	1.40%	5.48%	7.07%	2.25%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Large Growth	Invesco Capital Appreciation Fund - Class A	0.94%	34.01%	15.84%	13.03%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Large Value	Invesco Diversified Dividend Fund - Investor Class	0.71%	13.26%	7.68%	7.74%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Large Value	Invesco Dividend Income Fund - Class A	0.93%	11.37%	7.49%	7.46%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Moderate Allocation	Invesco Equity and Income Fund - Class A*	0.77%	11.81%	8.05%	7.11%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Global Large-Stock Growth	Invesco Global Fund - Class A	1.05%	16.28%	9.26%	9.64%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Global Small/Mid Stock	Invesco Global Opportunities Fund - Class A	1.14%	-7.47%	-2.40%	5.96%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Equity Precious Metals	Invesco Gold & Special Minerals Fund - Class A	1.10%	13.06%	5.74%	8.45%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
APP A-10

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Foreign Large Growth	Invesco International Diversified Fund - Class A	1.29%	-2.53%	1.02%	4.15%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Large Blend	Invesco Rising Dividends Fund - Class A	0.98%	19.45%	11.99%	9.97%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Small Growth	Invesco Small Cap Growth Fund - Investor Class	1.10%	16.24%	7.34%	8.21%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Technology	Invesco Technology Fund - Investor Class	0.96%	34.25%	14.67%	14.28%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Large Growth	Janus Henderson Forty Fund - Class S	1.01%	27.73%	14.87%	15.01%
	Adviser: Janus Henderson Investors US LLC
	Subadviser: N/A
US Fund Global Large-Stock Growth	Janus Henderson Global Research Fund - Class S	1.13%	23.05%	11.87%	10.09%
	Adviser: Janus Henderson Investors US LLC
	Subadviser: N/A
US Fund Foreign Large Blend	Janus Henderson Overseas Fund - Class S	1.30%	5.52%	6.81%	5.12%
	Adviser: Janus Henderson Investors US LLC
	Subadviser: N/A
US Fund Small Growth	John Hancock New Opportunities Fund - Class A*	1.21%	8.88%	7.84%	6.84%
	Adviser: John Hancock Investment Management LLC
	Subadviser: GW&K Investment Management, LLC
US Fund Large Growth	JPMorgan Large Cap Growth Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.94%	33.52%	19.67%	17.30%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
APP A-11

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Target-Date 2020	JPMorgan SmartRetirement® 2020 Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)(Effective on or about 4/25/25, this fund will merge into the JP Morgan SmartRetirement® Income Fund)	0.75%	7.76%	3.70%	4.51%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Target-Date 2025	JPMorgan SmartRetirement® 2025 Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.79%	8.25%	4.44%	5.20%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Target-Date 2030	JPMorgan SmartRetirement® 2030 Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.79%	9.66%	5.41%	5.97%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Target-Date 2035	JPMorgan SmartRetirement® 2035 Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.84%	11.58%	6.88%	6.87%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Target-Date 2040	JPMorgan SmartRetirement® 2040 Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.84%	12.80%	7.72%	7.49%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
APP A-12

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Target-Date 2045	JPMorgan SmartRetirement® 2045 Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.84%	13.70%	8.38%	7.87%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Target-Date 2050	JPMorgan SmartRetirement® 2050 Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.85%	14.23%	8.50%	7.93%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Target-Date 2060	JPMorgan SmartRetirement® 2060 Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.85%	14.23%	8.49%	9.24%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Target-Date Retirement	JPMorgan SmartRetirement® Income Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.69%	7.83%	3.70%	4.12%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Large Blend	LKCM Aquinas Catholic Equity Fund*	1.01%	13.37%	10.51%	9.80%
	Adviser: Luther King Capital Management Corporation
	Subadviser: N/A
APP A-13

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Intermediate Core-Plus Bond	Macquarie Diversified Income Fund - Class A* (Effective 12/31/24, Delaware Diversified Income Fund was renamed Macquarie Diversified Income Fund)	0.67%	1.89%	0.37%	1.74%
	Adviser: Delaware Management Company
	Subadviser: Macquarie Investment Management Global Limited;Macquarie Investment Management Austria Kapitalanlage AG;Macquarie Investment Management Europe Limited;
US Fund Long-Term Bond	Macquarie Extended Duration Bond Fund - Class A* (Effective 12/31/24, Delaware Extended Duration Bond Fund was renamed Macquarie Extended Duration Bond Fund)	0.81%	-1.55%	-2.18%	1.46%
	Adviser: Delaware Management Company
	Subadviser: Macquarie Investment Management Global Limited;Macquarie Investment Management Austria Kapitalanlage AG;Macquarie Investment Management Europe Limited;
US Fund Small Growth	Macquarie Small Cap Growth Fund - Class Y* (Effective 12/31/24, Delaware Small Cap Growth Fund was renamed Macquarie Small Cap Growth Fund)	1.13%	14.25%	6.17%	8.23%
	Adviser: Delaware Management Company
	Subadviser: Macquarie Investment Management Global Limited
US Fund Large Growth	Massachusetts Investors Growth Stock Fund - Class A	0.71%	16.33%	12.49%	13.24%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
APP A-14

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Growth	MassMutual Blue Chip Growth Fund - Class R4	1.10%	34.62%	15.65%	15.11%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Loomis, Sayles & Company LP;T. Rowe Price Associates, Inc.;
US Fund Intermediate Core Bond	MassMutual Core Bond Fund - Class R4*	0.79%	3.39%	0.08%	1.37%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Barings LLC;Baring International Investment Ltd;
US Fund Large Growth	MassMutual Disciplined Growth Fund - Class R4	1.04%	36.15%	16.51%	14.45%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Wellington Management Company LLP
US Fund Large Value	MassMutual Diversified Value Fund - Class R4	1.09%	16.80%	9.47%	8.85%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Brandywine Global Investment Mgmt, LLC
US Fund Large Blend	MassMutual Equity Opportunities Fund - Class R4	1.21%	9.30%	8.94%	9.64%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Wellington Management Company LLP;T. Rowe Price Associates, Inc.;
US Fund Global Large-Stock Growth	MassMutual Global Fund - Class R4	1.38%	15.36%	8.82%	9.20%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Invesco Advisers, Inc.
US Fund Foreign Large Blend	MassMutual International Equity Fund - Class R4*	1.53%	-2.55%	3.42%	4.31%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Thompson, Siegel & Walmsley LLC;Wellington Management Company LLP;
APP A-15

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Mid-Cap Growth	MassMutual Mid Cap Growth Fund - Class R4*	1.11%	10.96%	7.50%	9.69%
	Adviser: MML Investment Advisers, LLC
	Subadviser: T. Rowe Price Associates, Inc.;Frontier Capital Management Company, LLC;T. Rowe Price Investment Management,Inc.;
US Fund Foreign Large Blend	MassMutual Overseas Fund - Class R4*	1.24%	0.13%	4.20%	4.99%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Harris Associates L.P.;Massachusetts Financial Services Company;
US Fund Short-Term Bond	MassMutual Short-Duration Bond Fund - Class R4*	0.91%	7.49%	1.31%	1.71%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Barings LLC;Baring International Investment Ltd;
US Fund Small Growth	MassMutual Small Cap Growth Equity Fund - Class R4	1.30%	14.90%	8.78%	9.63%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Wellington Management Company LLP;Invesco Advisers, Inc.;
US Fund Small Blend	MassMutual Small Cap Opportunities Fund - Class R4*	1.10%	12.46%	10.12%	8.63%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Invesco Advisers, Inc.
US Fund Small Value	MassMutual Small Company Value Fund - Class R4*	1.31%	9.30%	7.37%	6.51%
	Adviser: MML Investment Advisers, LLC
	Subadviser: AllianceBernstein L.P.;American Century Investment Management;
US Fund Intermediate Core-Plus Bond	MassMutual Total Return Bond Fund - Class R4*	0.78%	0.29%	-0.71%	0.98%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Metropolitan West Asset Management, LLC.
APP A-16

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Blend	MFS® Core Equity Fund - Class A*	0.89%	20.07%	12.62%	12.25%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
US Fund High Yield Bond	MFS® High Income Fund - Class A*	0.87%	6.58%	2.88%	3.97%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
US Fund Mid-Cap Growth	MFS® Mid Cap Growth Fund - Class A*	1.03%	14.41%	8.78%	11.20%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
US Fund Small Growth	MFS® New Discovery Fund - Class R3*	1.28%	6.06%	4.44%	8.71%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
US Fund Utilities	MFS® Utilities Fund - Class A*	1.00%	11.40%	5.71%	6.11%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
US Fund Large Value	MFS® Value Fund - Class A*	0.79%	11.64%	7.95%	8.54%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
US Fund Large Blend	MM S&P 500® Index Fund - Class R4	0.64%	24.15%	13.83%	12.41%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Northern Trust Investments Inc
US Fund Large Blend	Neuberger Berman Sustainable Equity Fund - Class A	1.07%	27.95%	14.06%	11.41%
	Adviser: Neuberger Berman Investment Advisers LLC
	Subadviser: N/A
US Fund Intermediate Core Bond	Nuveen Bond Index Fund - Retirement Class (formerly TIAA-CREF Bond Index Fund)	0.32%	1.07%	-0.63%	0.98%
	Adviser: Teachers Advisors LLC
	Subadviser: N/A
APP A-17

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Blend	Nuveen Dividend Growth Fund - Class A	0.92%	17.25%	11.02%	10.62%
	Adviser: Nuveen Fund Advisors, LLC.
	Subadviser: Nuveen Asset Management, LLC
US Fund Large Blend	Nuveen Equity Index Fund - Retirement Class (formerly TIAA-CREF Equity Index Fund)	0.30%	23.42%	13.55%	12.23%
	Adviser: Teachers Advisors LLC
	Subadviser: N/A
US Fund Foreign Large Value	Nuveen International Value Fund - Class A*	1.15%	4.33%	5.79%	4.88%
	Adviser: Nuveen Fund Advisors, LLC.
	Subadviser: Nuveen Asset Management, LLC
US Fund Large Growth	Nuveen Large-Cap Growth Index Fund - Retirement Class (formerly TIAA-CREF Large-Cap Growth Index Fund)	0.30%	32.95%	18.61%	16.41%
	Adviser: Teachers Advisors LLC
	Subadviser: N/A
US Fund Large Value	Nuveen Large-Cap Value Index Fund - Retirement Class (formerly TIAA-CREF Large-Cap Value Index Fund)	0.30%	14.02%	8.40%	8.18%
	Adviser: Teachers Advisors LLC
	Subadviser: N/A
US Fund Moderate Allocation	Oakmark Equity and Income Fund - Investor Class	0.85%	8.72%	7.98%	6.88%
	Adviser: Harris Associates L.P.
	Subadviser: N/A
US Fund Natural Resources	PGIM Jennison Natural Resources Fund, Inc. - Class A	1.26%	0.80%	11.67%	3.80%
	Adviser: PGIM Investments LLC
	Subadviser: Jennison Associates LLC
US Fund Intermediate Core-Plus Bond	PIMCO Total Return ESG Fund - Admin Class	1.07%	2.05%	-0.56%	1.15%
	Adviser: Pacific Investment Management Company, LLC
	Subadviser: N/A
APP A-18

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Growth	Pioneer Fundamental Growth Fund - Class A	1.01%	17.41%	14.14%	13.29%
	Adviser: Victory Capital Management Inc.
	Subadviser: N/A
US Fund Foreign Large Value	Templeton Foreign Fund - Class A*	1.10%	-2.48%	3.35%	3.19%
	Adviser: Templeton Global Advisors Limited
	Subadviser: N/A
US Fund Mid-Cap Blend	Timothy Plan Large/Mid-Cap Value Fund - Class A*	1.29%	11.60%	9.85%	8.72%
	Adviser: Timothy Partners Ltd
	Subadviser: Westwood Management Corp
US Fund Large Value	Virtus Ceredex Large-Cap Value Equity Fund - Class A*	1.24%	10.26%	7.00%	7.58%
	Adviser: Virtus Investment Advisers, LLC
	Subadviser: Ceredex Value Advisors LLC
US Fund Foreign Large Blend	Virtus NFJ International Value Fund - Class A*	1.30%	-2.60%	0.83%	0.55%
	Adviser: Virtus Investment Advisers, LLC
	Subadviser: NFJ Investment Group LLC - Dallas
* Denotes Underlying Funds and their investment advisers that have entered into temporary expense reimbursements and /or fee waivers. See the prospectus for the Underlying Fund for further information.
HV-3574
APP A-19

The Statement of Additional Information (“SAI”), which is incorporated by reference into this Prospectus, includes additional information about the Separate Account and the Contract. The SAI is available without charge, upon request. To request copies of the SAI and make other inquiries about your Contracts, call us at 1-844-804-8989. Copies of the SAI and other information are also available on the following website https://plan.empower.com/plancloudws/fundprospectus and by e-mail request to participantservices@empower.com. Reports and other information about the Separate Account and the Contract are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
C000055032

Talcott Resolution Life Insurance Company
Group Variable Annuity Contracts
Separate Account Eleven
PremierSolutions New Jersey Institutions of Higher Education
Sub-Administered by Empower Annuity Insurance Company of America

Overview
This Prospectus describes information you should know before you purchase or become a Participant under a group variable annuity contract (the “Contract” or “Contracts”). Please read it carefully before you purchase or become a Participant under the Contract. We no longer sell the Contract. However, we continue to administer existing Contracts. The Contract provides for accumulation of Participant Account value and Annuity payments on a fixed and/or variable basis.
Talcott Resolution Life Insurance Company issues the Contracts for use in certain retirement programs adopted according to the Internal Revenue Code.
You or your Employer allocate your plan Contribution to “Sub-Accounts.” Sub-Accounts are subdivisions of the Separate Accounts that we established to keep your Contributions separate from our company assets. The Sub-Accounts purchase shares of underlying mutual funds (“Underlying Funds”) that have investment strategies ranging from conservative to aggressive. You choose the Sub-Accounts that meet your investment goals and risk tolerance. For additional information on the underlying Funds see Appendix A: “Underlying Funds.”
For Contracts issued in connection with Employer-sponsored retirement programs, the Contract Owner decides which Sub-Accounts described in this Prospectus are available to Participants. As a result, if you are a Participant in an Employer-sponsored retirement program, you may not be able to allocate Contributions to all of the Sub-Accounts described in this Prospectus. For additional information describing which Sub-Accounts are available to you, please refer to the materials describing your Employer’s program.
Depending on which Sub-Accounts you select, the underlying Funds may be retail mutual funds that are available to the public, or mutual funds that are only available to insurance company separate accounts. Because your Contributions purchase Sub-Accounts, you do not invest directly in any of the Underlying Funds.
The Contracts may contain a General Account option. The General Account option has certain restrictions. The General Account option and these restrictions are not described in this Prospectus. The General Account option is not required to be registered with the Securities and Exchange Commission (“SEC”).
If you decide to become a Contract Owner or a Participant, you should keep this Prospectus for your records. You can also call Empower at 1-844-804-8989 to get a Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about the Contract, and like this Prospectus, is filed with the SEC.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The SEC doesn’t approve or disapprove these securities or determine if the information in this Prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense.
This Prospectus and the Statement of Additional Information can also be obtained from the SEC’s website (http://www.sec.gov).
This group variable annuity contract IS NOT:
♦ A bank or credit union deposit or obligation
♦ FDIC or NCUA insured
♦ Insured by any federal government agency
♦ Guaranteed by any bank or credit union
♦ May go down in value
Prospectus Dated: May 1, 2025

Section	Page
2

Appendix A Underlying Funds	APP A-1
3

Glossary Of Special Terms
The defined terms set out in this prospectus also appear in and apply to the related Statement of Additional Information (“SAI”).
Accumulation Period: The period before the start of Annuity payouts.
Accumulation Units: If you allocate your Contributions to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of Participant Accounts invested in the Sub-Accounts prior to Annuitization.
Annual Maintenance Fee: An annual charge for establishing and maintaining a Participant’s Account under a Contract.
Annuitant: The person on whose life Annuity payouts are based.
Annuitant’s Account: An account established at the beginning of the Annuity Period for making Annuity payouts under the Contracts.
Annuity: A series of payments for life or another designated period.
Annuity Commencement Date: The date we start to make Annuity payouts to you.
Annuity Period: The period during which we make Annuity payouts to you.
Annuity Unit: A unit of measure we use to calculate the value of Annuity payments under a Variable Annuity payout option.
Beneficiary: The person or persons designated to receive Contract values in the event of the Participant’s or Annuitant’s death.
Code: The Internal Revenue Code of 1986, as amended.
Contract Owner: The Employer or entity owning the Contract.
Contract Year: A period of 12 months beginning with the effective date of the Contract or with any anniversary of the effective date.
Contribution(s): The amount(s) paid or transferred or rolled over to Us by the Contract Owner on behalf of Participants pursuant to the terms of the Contracts.
Date of Coverage: The date on which we receive the application on behalf of a Participant.
Due Proof of Death: A certified copy of the death certificate, an order of a court of competent jurisdiction, a statement from a physician who attended the deceased or any other proof acceptable to us.
Employer: An employer maintaining a Tax-Sheltered Annuity plan, a Deferred Compensation Plan, or an Individual Retirement Annuity plan for its employees.
Empower: Empower Annuity Insurance Company of America, which serves as sub-administrator of the Contracts and the Separate Account. You may contact Empower at 1-844-804-8989, Participantservices@empower.com, or at 8515 E. Orchard Road, Greenwood Village, CO 80111.
Empower Administrative Office: Overnight and Standard mailing address: Empower, 8515 E. Orchard Road, Greenwood Village, CO 80111.
Fixed Annuity: An Annuity providing for guaranteed payments which remain fixed in amount throughout the payment period and which do not vary with the investment experience of a separate account.
General Account: Our General Account that consists of all of our company assets, including any money you have invested in the General Account option. The assets in the General Account are available to the creditors of Talcott Resolution.
Minimum Death Benefit: The minimum amount payable upon the death of a Participant prior to age 65 and before Annuity payments have started.
Participant (also, “you”): Any employee or former employee of an Employer or other individual with a Participant Account under a Contract.
Participant Account: An account under a Contract to which the General Account values and the Separate Account Accumulation Units are allocated on behalf of a Participant under a Contract.
4

Participant’s Contract Year: A period of twelve (12) months beginning with the Date of Coverage of a Participant and each successive 12-month period.
Premium Tax: A tax or amount of tax, if any, charged by a state, federal, or other governmental entity on Contributions or Contract values.
Related Contract: Another contract or funding vehicle under your plan that may be considered when determining charges or benefits under the Contract described in this Prospectus. Your Employer and Talcott Resolution agree as to whether another contract or funding vehicle is eligible as a Related Contract.
Separate Account: Separate Account Eleven of Talcott Resolution Life Insurance Company.
Sub-Account Value: The value on or before the Annuity Commencement Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit value for that Sub-Account.
Surrender: Any withdrawal of Contract values.
Talcott Resolution, We, Us or Our: Talcott Resolution Life Insurance Company Tax-Sheltered Annuity (also “Tax Deferred Annuity”): An Annuity Contract purchased by an Employer on behalf of its employees that qualifies for special tax treatment under section 403(b) of the Code.
Valuation Day: Every day the New York Stock Exchange is open for trading. The value of a Separate Account is determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on such days.
Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.
Variable Annuity: An Annuity providing for payments varying in amount in accordance with the investment experience of the assets held in the underlying Funds of the Separate Account.
5

Important Information You Should Consider About the Contract

FEES AND EXPENSES				LOCATION IN PROSPECTUS
Charges for Early Withdrawals
You do not pay a sales charge at the time you make a Contribution to your Participant Account. But you may pay a Contingent Deferred Sales Charge (“CDSC”) if you fully or partially surrender your Participant Account Value during the first five Contract Years. No CDSC applies in the sixth Contract Year or later.
For example, if you made a withdrawal of $100,000.00 (a partial surrender) from your Participant Account Value during your first Contract Year, you would pay a maximum CDSC of $5,000.00.
Contract Charges: Contingent Deferred Sales Charge
Transaction Charges
In addition to the Contingent Deferred Surrender Charge, you may be charged for other transactions. These may include fees to set up and administer a Loan from your Participant Account Value, charges for Premium Taxes that are imposed by a State or other government entity, or a Transfer Fee for transfers among the Sub-Accounts that exceed twelve transfers in a Contract Year.
Contract Charges: Loan Fees; Premium Taxes; and Transfer Fees
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year. Please refer to your Contract specifications page for information about the specific fees you will pay each year.
The fees and expenses don’t reflect advisory fees that are paid to investment advisors from the Participant Account. If such charges were reflected, such fees and expenses would be higher.
Fee Table: Participant Transaction Expenses; Annual Contract Expenses; Annual Underlying Funds Operating Expenses
	Annual Fee	Minimum	Maximum
	Base Contract[1]	0.00%	1.27%
	Investment options (Fund fees and expenses)[2]	0.13%	1.58%
1 As a percentage of Total Value of Participant Accounts under the Contract. [2] As a percentage of Underlying Fund assets.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges.

	Lowest Annual Cost: $1,268	Highest Annual Cost: $2,464
	Assumes: •Investment of $100,000 •5% annual appreciation •Least expensive Contract and Underlying Fund fees and expenses •No CDSC charge •No additional Purchase Payments, transfers, or withdrawals	Assumes: •Investment of $100,000 •5% annual appreciation •Most expensive Contract and Underlying Fund fees and expenses •No CDSC charge •No additional Purchase Payments, transfers, or withdrawals
Other Plan or Participant Charges	Any plan-specific fees.			Fee Table: Participant Transaction Expenses

6

RISKS		LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this Contract, including loss of principal and prior credited earnings.	Principal Risks
Not a Short Term Investment
The Contract is designed as a long-term accumulation Investment for retirement savings. It is not designed for short term investment and is not appropriate for an investor who needs ready access to cash.
Principal Risks
Risks Associated with Investment Options
•An investment in this Contract is subject to the risk of poor investment performance of the Underlying Funds available under the Contract.
•Each Underlying Fund has its own unique risks.
•You should review the prospectus for each Underlying Fund before making an investment decision.
Principal Risks
Insurance Company Risks
Any obligations, guarantees, and benefits of the Contract are subject to the claims- paying ability of the Talcott Resolution. If Talcott Resolution experiences financial distress, it may not be able to meet its obligations to you. More information about Talcott Resolution, including its financial strength ratings, is available upon request. You may make such request by calling 844-804-8989 or visiting https://www.talcottresolution.com
Principal Risks
RESTRICTIONS		LOCATION IN PROSPECTUS
Investments	Talcott may add or remove an Underlying Fund as an investment option under the Contract or to limit its availability to new Contributions or Transfers of Participant Account Value.	Changes to the Funds and Separate Account
Optional Benefits
Loans will have a permanent effect on the Participant’s Account because the investment results of each Sub-account will apply only to amounts remaining in the Sub-accounts. A loan that is not repaid will also reduce the death benefit.
If the Participant elects to pay third-party advisory fees out of the Contract, they may be subject to federal and state taxes, and a 10% federal tax penalty may apply if the Participant is under age 59 1∕2.
Description of the Contracts–Transfers between Sub-Accounts; Restrictions on Sub-Account Transfers
TAXES		LOCATION IN PROSPECTUS
Tax Implications
•You should consult with a tax professional to determine the tax
•implications of an investment in and payments received under the Contract.
•Because you purchase the Contract through a qualified retirement plan, it does not provide any additional tax benefit.
•Earnings on your Contract are generally taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59 1∕2.
Federal Tax Considerations
CONFLICTS OF INTEREST		LOCATION IN PROSPECTUS
Investment Professional Compensation
Your registered representative may receive compensation in the form of commissions for selling this Contract to you. Such compensation may influence your registered representative to recommend this Contract over another investment.
Distribution
Exchanges
Because this Contract is no longer available for sale, it should not be offered to you in exchange for another annuity contract that you own. But you should be aware, in general, that some investment professionals have a financial incentive to offer you a new contract in place of the one that you own. You should exchange an annuity contract only if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new annuity contract rather than continue to own the existing annuity contract.
N/A

7

Overview of the Contract
Purpose
The Contract is designed for purchase by sponsors of retirement plans established under Sections 401(a), 403(a), 403(b), 457 and 408 of the Code as an investment option for their participants. The Contract offers a number of Underlying Funds in which participants may invest through the Sub-accounts. A General Account Option that guarantees payment of a minimum interest rate may also be available.
Phases of the Contract
The Contract has two periods: (1) the Accumulation Period and (2) the Annuity Period:
During the Accumulation Period, the Employer makes Contributions to the Contract on behalf of Plan Participants that Participants may allocate among the Sub-Accounts and, if available through the Plan, to the General Account Option. For additional information about the Underlying Funds available for investment through the Sub-Accounts, see Appendix A: Underlying Funds, at the back of this prospectus.
During the Accumulation Period, participants may request full or partial surrenders of their Participant Account value. In addition, participants may be able to request a loan from their Participant Account value.
The Accumulation Period ends on the Annuity Commencement Date when annuity payments begin. A Participant selects an Annuity Commencement Date and an Annuity Payout Option. The Contract provides five annuity options, which may be selected on either a Fixed or Variable Annuity basis or a combination thereof.
During the Annuity Period, neither partial nor full surrenders are permitted except from annuities under Annuity Payout Option No. 5 - Payments for a Designated Period – that are selected on a variable basis. Nor may Participants request a loan during the Annuity Period.
Contract Features
Death Benefit: In the event that a participant dies during the Accumulation Period, then the type of death benefit paid depends on whether the participant died (a) before age 65, or (b) on or after age 65. If the participant died before age 65, a Minimum Death Benefit is payable to the Beneficiary. As further described in this Prospectus, the Minimum Death Benefit is generally the greater of (a) the value of the Participant Account and (b) 100% of the Contributions to the Participant Account less prior Surrenders and outstanding Participant loans. If the participant died on or after age 65, then the Contract pays a death benefit equal to the Participant Account Value, less any outstanding charges and loan. The form of the death benefit payable is subject to any limitation imposed by the Plan and the terms of the Contract.
Withdrawal Options: Full and Partial Surrenders are permitted during the Accumulation Period. They are allowed during the Annuity Period only from an annuity under Option No. 5 – Payments for a Designated Period – that is selected on a variable basis.
Loans: Participants may request loans under certain Plans. To obtain a loan, the participant must enter into an agreement with the Contract administrator that describes the terms, conditions and fees or charges of the loan. The Plan may restrict the amount of Participant Account value available for a loan. See the more detailed section “Participant Loans”.
Systemic Withdrawal Option: If permitted by Internal Revenue Service Regulations and the Plan, Participants who have terminated their employment with the Employer may elect systemic withdrawals based on a specific payment of amount, the frequency of payments and the duration of payments, while remaining in the Accumulation Period.
8

Fee Table

The following tables describe the fees and expenses that you, as a Participant, will pay when opening, holding and surrendering amounts from your Participant Account. Please contact your Plan Administrator for information about the specific fees you will pay each year under the Contract.
Please note that there may be additional extra-contractual fees and charges that are not reflected in the Fee Tables, such as custodial or advisory fees that are plan and/or Participant specific, and if such costs were reflected, the cost would be higher. Depending on the type of charge, these may reduce your Participant Account Value and/or could have tax consequences. See the Section “Plan Related Expenses” under “Contract Charges” later in this Prospectus.
The Contract may be available to third-party intermediaries who may charge you a fee for their services in addition to Contract fees and expenses. If you wish to pay these fees from your Covered Account Value, then the deduction will reduce the death benefit and may be subject to state and federal income taxes and a 10% federal penalty tax may apply if you are under age 59 1∕2.
The first table describes the fees and expenses you will pay at the time you make contributions to, withdrawals from, request a Loan from, surrender you Participant Account value, or transfer Participant Account value between Sub-Accounts. State Premium Tax may also be deducted.
Participant Transaction Expenses

Sales Load on Premium Payments	None
Maximum Surrender Charge (as a % of each premium payment withdrawn)(1)	5%
Transfer Processing Fee	After the first 12 transfers in a Contract Year, we may charge $5 for each additional transfer during that Contract Year. There is no fee for the first 12 transfers during a Contract Year.
Loan Set-up Fee	$50
(1)We do not deduct a charge for sales expenses from premiums at the time they are paid. However, We may deduct a surrender charge when a premium is withdrawn upon a surrender or partial surrender or applied to certain annuity options during the first five years following the payment of that premium. The surrender charge is calculated as a percentage of the premium payment being withdrawn or annuitized during the applicable Premium Year. The amount of the surrender charge decreases over time, measured from the date the premium payment is credited to the Contract. The surrender charge percentages are shown below.

Premium Years Since Payment of Premium	1	2	3	4	5	6+
Charge (%)	5	4	3	2	1	0
The next table describes the fees that you will pay each year during the time that you hold Participant Account value under the Contract (not including Underlying Fund fees and expenses).
Annual Contract Expenses

	Minimum Fee	Maximum Fee
Annual Maintenance Fee(1)	$0	$30
Base Contract Fee (as a percentage of average daily Sub-Account value)(2)	0.00%	1.25%
Annual Loan Administration Fee(3)	$50	$50
(1)The Annual Maintenance Fee is deducted from each Participant Account on a quarterly basis. The maximum Annual Maintenance Fee is $30.00. The current Annual Maintenance Fee varies with the Average Participant Account Value under the Contract. For Average Participant Account Values between $0 and $19,999.00, the Annual Maintenance Fee is $20.00, for Average Participant Account Values between $20,000.00 and 39,000.00, the Annual Maintenance Fee is $10.00 and for Average Participant Account Values over $40,000.00, the Annual Maintenance Fee is $0.
(2)The Base Contract Fee consists of the Mortality and Expense Risk and Administrative Charge, which varies with the total value of Participant Accounts under the Contract. The Mortality and Expense Risk and Administrative Charge is either deducted daily (Method 1) or quarterly (Method 2), depending on which method is selected by your Employer.
(3)This fee does not include an interest charged under the terms of the loan.
9

The next item shows the minimum and maximum total operating expenses charged by the Underlying Funds as of December 31, 2024 that you may pay periodically during the time that you participate in the Contract. A complete list of the Underlying Funds available under the Contract, including their annual expenses, may be found at the back of this Prospectus in Appendix A – Underlying Funds.

Annual Underlying Funds Operating Expenses	Minimum	Maximum
Expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses	0.13%	1.58%
EXAMPLE
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Participant administrative expenses, Base Contract Expenses and Underlying Fund fees and expenses.
Please note that there may be additional extra-contractual fees and charges that are not reflected in the Example, such as custodian or advisory fees that are plan and/or participant specific. Depending on the type of charge, these may reduce only your Participant Account Value, and/or could have tax consequences. See the section “Plan Related Expenses” later in this Prospectus.
The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the highest Total Annual Fund Operating Expenses. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the underlying funds. If these arrangements were taken into consideration, the expenses shown would be lower.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	If you Surrender your Contract at the end of the applicable time period
Mortality and Expense Risk and Administrative Charge	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
1.25%	$7,533	$11,863	$16,266	$32,165
1.05%	$7,338	$11,271	$15,256	$30,193
0.85%	$7,143	$10,677	$14,237	$28,181
0.75%	$7,046	$10,379	$13,724	$27,159
0.65%	$6,948	$10,080	$13,209	$26,128
0.50%	$6,802	$9,631	$12,432	$24,562
0.35%	$6,656	$9,181	$11,651	$22,972
0.15%	$6,462	$8,578	$10,601	$20,816
0.00%	$6,316	$8,112	$9,808	$19,170

	If you annuitize at the end of the applicable time period
Mortality and Expense Risk and Administrative Charge	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
1.25%	$2,931	$8,974	$15,267	$32,165
1.05%	$2,726	$8,363	$14,256	$30,193
0.85%	$2,521	$7,749	$13,237	$28,181
0.75%	$2,418	$7,441	$12,724	$27,159
0.65%	$2,316	$7,133	$12,209	$26,128
0.50%	$2,162	$6,669	$11,433	$24,562
0.35%	$2,008	$6,204	$10,651	$22,972
0.15%	$1,803	$5,582	$9,602	$20,816
0.00%	$1,650	$5,113	$8,809	$19,170
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	If you do not Surrender your Contract
Mortality and Expense Risk and Administrative Charge	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
1.25%	$2,931	$8,974	$15,267	$32,165
1.05%	$2,726	$8,363	$14,256	$30,193
0.85%	$2,521	$7,749	$13,237	$28,181
0.75%	$2,418	$7,441	$12,724	$27,159
0.65%	$2,316	$7,133	$12,209	$26,128
0.50%	$2,162	$6,669	$11,433	$24,562
0.35%	$2,008	$6,204	$10,651	$22,972
0.15%	$1,803	$5,582	$9,602	$20,816
0.00%	$1,650	$5,113	$8,809	$19,170
Principal Risks of Investing in the Contract
Not a Short Term Investment Vehicle. The Contract is designed for retirement savings or other long-term purposes. It is not appropriate for investors who need ready access to cash.
Risks Associated with Underlying Funds. The value of your investment and any returns will depend on the performance of the Underlying Fund(s) you select. You bear the risk of any decline in your Participant Account value resulting from the Underlying Fund(s)’ performance.
Company’s Claims Paying Ability. Guarantees and benefits provided by the Talcott Resolution are subject to the financial strength and claims paying ability of the company. If the Talcott experiences financial difficulty, it may not be able to make guaranteed payments that exceed the assets in the Separate Account.
Deduction of Third-Party Advisory Fees. Risks relating to the deduction of advisory fees will reduce your Participant Account Value and subject to state and federal income tax, as well as a 10% federal penalty tax if the Participant is under age 59 1/2.
Limitations on Surrenders and Withdrawals. During the first five Contract Years we will deduct a Contingent Deferred Surrender Charge if you surrender or take a withdrawal from the Contract. You should purchase the Contract only if you have the ability to keep it in force for a substantial period of time.
Contract Suspension. The Contract may be suspended where new Contributions and new Participant Accounts may be prohibited.
Tax Consequences. Withdrawals are generally taxable as ordinary income. Withdrawals before age 59 1∕2 may be subject to a tax penalty.
Cyber Security and Business Continuity Risk. Our business is highly dependent upon the effective operation of our computer systems and those of our business partners and service providers. Our business is therefore subject to operational and information security risks. These risks include, among other things, the theft, misuse, corruption, and destruction of electronic data; interference with or denial of service; attacks on systems or websites; and unauthorized release of confidential customer or business information. Systems failures and cybersecurity incidents could severely impede our ability to conduct our business and administer the Contract and may adversely affect you and/or your Contract. For instance, a cybersecurity incident may interfere with our ability to process Contract transactions or calculate Contract values, including Accumulation Unit values. Such events could also adversely affect us, as they may result in regulatory fines, financial losses and reputational damage. Cybersecurity incidents may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value. Financial services companies, such as us, are increasingly the targets of cyber-attacks. While we take significant efforts to protect our systems and data, there can be no assurance that systems disruptions and cybersecurity incidents will always be detected, prevented, or avoided in the future.

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We are also exposed to risks related to natural and man-made disasters, and other severe events, such as storms, public health crises, terrorist acts, and military actions, any of which could adversely affect our business operations. While we have a business continuity plan and have taken precautions, we cannot assure you that severe events will not result in interruptions to our business operations, particularly if such events affect our computer systems. Interruptions to our business operations may impair our ability to effectively administer the Contract, including our ability to process orders and calculate Contract values. Additionally, our third-party service providers and other third-parties related to our business (such as financial intermediaries or underlying funds) are subject to similar risks. Successful implementation and execution of their business continuity policies and procedures are largely beyond our control. Disruptions to their business operations may impair our own business operations.
Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company is a stock life insurance company originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently re-domiciled to Connecticut. Talcott Resolution Life Insurance Company is authorized to do business in all states of the United States and the District of Columbia. In June 2018, the Company changed its name from Hartford Life and Annuity Insurance Company to Talcott Resolution Life and Annuity Insurance Company. Our corporate offices are located at 1 American Row, Hartford, CT 06103.
On January 1, 2013, Talcott Resolution entered into a reinsurance agreement and administrative services agreement with Massachusetts Mutual Life Insurance Company (”MassMutual“) to re-insure the obligations of Talcott Resolution under the Contracts and to provide administration of the Contracts.
On December 20, 2020, MassMutual entered into a reinsurance agreement and subcontractor administrative services agreement with Great-West Life & Annuity Insurance (”Great-West“) to further re-insure the obligations of
Talcott Resolution under the Contracts and to provide administration of the Contracts. On September 2, 2022, Great-West Life & Annuity Insurance Company was re-named Empower Annuity Insurance Company of America (”Empower“).
Empower has primary responsibility for administration of the Contract and the Separate Account. Empower or its affiliates may also provide recordkeeping and other service to the Plan for which they receive compensation from Plan assets.
Financial Condition of Talcott Resolution
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.talcottresolution.com or visiting the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
The Separate Account
The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. The Separate Account is divided into Sub-Accounts. Each Sub-account invests in a single class of shares of an Underlying Fund, which is a separate mutual fund having its own investment objectives and policies and is registered with the SEC as an open-end management investment company or portfolio thereof. We do not guarantee the investment performance of the Sub-Accounts. Your Participant Account value allocated to the Sub-Accounts will vary with the investment performance of the Underlying Funds. You bear the full investment risk for all Contributions allocated to the Sub-Accounts of the Variable Account.
Income, gains and losses credited to, or charged against, a Sub-Account reflect the Sub-Account’s investment experience and not the investment experience of Talcott Resolution’s other assets. Assets of the Separate Account may not be used to pay any liabilities of Talcott Resolution other than those arising under the Contract.
Underlying Funds
Each Underlying Fund is registered with the SEC as a diversified open–end management investment company under the 1940 Act. But the SEC does not supervise their management, investment practices or policies. The (i) name of each Underlying Fund, (ii) its investment objective, (iii) investment adviser and any sub-adviser, (iv) current expenses and (v) performance information is provided in Appendix A: Underlying Funds. Not all Underlying Funds may be available in all states.
The Underlying Fund each issues a prospectus, which contains additional important information about the Fund. You may obtain copies of the prospectuses for the Underlying Funds by contacting Empower at 1-844-804-8989.
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For Contracts issued in connection with Employer-sponsored retirement plans, the Contract owner decides which Sub-Accounts described in this prospectus are available to Participants. As a result, if you are a Participant in an Employer-sponsored Plan, you may not be able to allocate Contributions to all the Sub-Accounts described in the Prospectus. For additional information about the Sub-Accounts available to you, please refer to materials describing your employer’s Plan.
The Contract may contain a General Account option. The General Account option has certain restrictions. Neither the General Account option nor these restrictions are described in this prospectus. The General Account option is not required to be registered with the SEC.
Fees and Payments Received by Talcott Resolution from the Fund Families
On January 1, 2013, Talcott Resolution entered into a reinsurance agreement with Massachusetts Mutual Life Insurance Company (“MassMutual”) to reinsure the obligations of Talcott Resolution under the Contracts and to provide all of the administrative services necessary to support the Contracts. In this role, MassMutual receives all charges, fees, payments and compensation described in this Prospectus as payable to Talcott Resolution. On December 31, 2020, MassMutual entered into a reinsurance agreement with Empower Annuity Insurance Company of America (“Empower”) to further reinsure the obligations of Talcott Resolution under the Contracts. MassMutual also entered into an administrative services agreement and subcontract services agreement for Empower to provide all of the administrative services necessary to support the Contracts. Under these arrangements, Empower now receives (through MassMutual) all charges, fees, payments and compensation described in this Prospectus as payable to Talcott Resolution.
The Contracts are no longer available for sale. The MassMutual affiliate formerly responsible for marketing and selling the Contracts continues to pay sales commissions and other compensation to financial intermediaries for sales and marketing activities related to the Contracts.
Talcott Resolution receives substantial fees and payments with respect to the Underlying Funds that are offered as Sub-Accounts to your Plan through the Contract. These types of fees and payments, which are sometimes called “revenue sharing” payments, are among a number of factors considered when deciding to include a fund in the menu of Underlying Funds offered through the Contract. All of the Underlying Funds on the overall menu make payments to Talcott Resolution or an affiliate. These fees and payments under agreements between Talcott Resolution and the principal underwriters, transfer agents, investment advisers and/or other entities related to the Funds may be in amounts up to 0.65% of assets invested in a Underlying Fund. The fees and payments may include asset based sales compensation and service fees under distribution and/or servicing plans adopted by funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. They may also include administrative service fees and additional payments, expense reimbursements and other compensation. The fees may result in a profit to the extent they exceed expenses, including the expenses of paying compensation to broker-dealers, financial institutions and other persons for selling the Contracts.
Not all fund families pay the same amount of fees and compensation to Us and not all Funds pay according to the same formula. Because of this, the amount of the fees and payments received by Talcott Resolution varies by Fund and Talcott Resolution may receive greater or less fees and payments depending on which variable investment options your Plan selects.
For information on which Underlying Funds pay Talcott Resolution such fees and at what level, please visit https://plan.empower-retirement.com/plancloudws/fundprospectus or call 1-844-804-8989. Written information will be provided upon request.
Endorsement/Sponsorship Fees Paid By Talcott Resolution
Empower, as sub-administrator for the Talcott Resolution Contracts, has entered into endorsement/sponsorship arrangements with the National Association of Police Organizations (NAPO), Fraternal Order of Police (FOP), and National Association of Government Defined Contribution Administrators (NAGDCA). Under the arrangements, Empower pays endorsement/sponsorship fees to NAPO, FOP and NAGDCA, which allows Empower to advertise its retirement products and services to their member organizations and individuals.
For additional information on the amount of fees and payments made by Empower, as sub-administrator for the Talcott Resolution Contracts, please call 1-844-804-8989. Written information will be provided upon request.
Voting Rights
Talcott Resolution is the legal owner of all Underlying Fund shares held in the Separate Account and has the right to vote at the Fund’s shareholder meetings.
As Sub-administrator of the Separate Account, Empower has assumed responsibility of voting the shares of the Underlying Funds on behalf of Talcott Resolution. To the extent required by federal securities laws or regulations, we will:
•Notify the Contract Owner or Participant of any Fund shareholders’ meeting if the shares held for the Contract may be voted;
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•Send proxy materials and a form of instructions to the Contract Owner or Participant that may be used to provide instructions on how to vote the Fund shares held for the Contract;
•Arrange for the handling and tallying of proxies received from Contract Owners or Participants;
•Vote all Fund shares attributable to a Contract according to instructions received from the Contract Owner or Participant; and
•Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.
All Fund shares for which no voting instructions are received will be voted in the same proportion as shares for which voting instructions have been received may result in a small number of Contract Owners or Participants determining the outcome of a proposal subject to a shareholder vote.
If any federal securities laws or regulations, or their present interpretation, change to permit voting shares without obtaining Contract Owner or Participant instructions, Empower may decide to do so. Contract Owners or Participants may attend any shareholder meeting at which shares held for their Contract may be voted.
During the Annuity Period under a Contract, the number of votes will decrease as the number of shares in the Underlying Funds held to fund the Annuity benefits decrease.
Changes to the Funds and Separate Account
We reserve the right, subject to any applicable law, to substitute the shares of any other registered investment company for the shares of any Fund held by the Separate Account. Substitution may occur if shares of the Fund(s) become unavailable or due to changes in applicable law or interpretations of law or as we deem appropriate. Current law requires notification to you of any such substitution and approval of the Securities and Exchange Commission. We also reserve the right, subject to any applicable law, to offer additional Sub-Accounts with differing investment objectives, and to make existing Sub-Account options unavailable under the Contracts in the future.
We may offer additional separate account options from time to time under these Contracts. Such new options will be subject to the then in effect charges, fees, and or transfer restrictions for the Contracts for such additional separate accounts.
General Account Option
Important information you should know: The portion of the Contract relating to the General Account option is not registered under the Securities Act of 1933 (”1933 Act“) and the General Account option is not registered as an investment company under the Investment Company Act of 1940 (”1940 Act“). Neither the General Account option nor any interest in the General Account option is subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the Securities and Exchange Commission has not reviewed the disclosure regarding the General Account option.
The General Account option is funded through the General Account of Talcott Resolution. Contributions and Contract values allocated to the General Account are subject to the financial strength and claims paying ability of Talcott Resolution.
Declared Rate of Interest
Talcott Resolution credits interest on Contributions made to the General Account at a rate We declare for any period of time that we determine. We may change the declared interest rate from time to time at Our discretion.
Guaranteed Rate of Interest
Talcott Resolution guarantees a minimum rate of interest. The declared interest rate will not be less than the minimum guaranteed rate of interest.
Distributions and Transfers
Distributions and transfers from the General Account within a reasonable period of time after a Participant request is received at the Empower Administrative Office. However, under certain conditions, transfers from the General Account may be limited or deferred. Distributions may be subject to a contingent deferred sales charge and may be deferred.
The General Account is subject to Talcott Resolution’s claims-paying ability. Investors must look to the strength of the insurance company with regard to insurance company guarantees. Talcott Resolution’s ability to honor all guarantees under the Contract is subject to its claims-paying capabilities and/or financial strength.
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Guaranteed Separate Account
We may also offer some Contract Owners a similar declared interest rate option through a guaranteed separate account. The portion of a Contract relating to such a guaranteed separate account is not registered under the 1933 Act and the guaranteed separate account is not registered as an investment company under the 1940 Act. All guarantees are subject to Our claims paying ability.
Contract Charges
Contingent Deferred Sales Charge
The Contingent Deferred Sales Charge covers some of the expenses relating to the sale and distribution of the Contracts, including:
•the cost of preparing sales literature,
•commissions and other compensation paid to broker dealers and their registered representatives, and
•other promotional and distribution related activities.
If the Contingent Deferred Sales Charge is not sufficient to cover sales and distribution expenses, We pay those expenses from Our general assets, including surplus. Surplus might include profits resulting from unused Mortality and Expense Risk Charges.
We do not deduct a sales charge at the time Contributions are made to the Contract. We may assess a Contingent Deferred Sales Charge when you partially or fully Surrender amounts held in your Participant Account under the Contract. The Contingent Deferred Sales Charge is based on the amount you choose to Surrender from your Participant Account and the number of Contract Years completed with respect to your Participant Account before the Surrender. We do not assess a Contingent Deferred Sales Charge after the fifth Contract Year.
The percentage used to calculate the Contingent Deferred Sales Charge is equal to:

Contract Years	Contingent Deferred Sales Charge as a percentage of Participant Account value Surrendered
During the First Year	5%
During the Second Year	4%
During the Third Year	3%
During the Fourth Year	2%
During the Fifth Year	1%
During the Sixth Year and thereafter	0%
➣Example: You request a full Surrender when the value of your Participant Account is $1,000 and the applicable Contingent Deferred Sales Charge is 5%: Your Sub-Account(s) will be surrendered by $1,000 and you will receive $950 (i.e., the $1,000 Surrender less the 5% Contingent Deferred Sales Charge).
If you request a partial Surrender and ask for a specific dollar amount, the Contingent Deferred Sales Charge will be calculated on the total amount that must be withdrawn from your Sub-Account(s) to provide you with the amount requested.
➣Example: You ask for $1,000 when the applicable Contingent Deferred Sales Charge is 5%: Your Sub-Account(s) will be reduced by $1,052.63 (i.e., a total withdrawal of $1,052.63 made up of $52.63 in Contingent Deferred Sales Charge plus the $1,000 you requested). The net amount of $1,000 is paid to you.
We may reduce the amount or term of the Contingent Deferred Sales Charge (See “Experience Rating under the Contracts” and “Negotiated Charges and Fees”).
No deduction for Contingent Deferred Sales Charges will be made in certain cases.
The following Surrenders are NOT subject to a Contingent Deferred Sales Charge:
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•Benefit Payments — We do not assess a Contingent Deferred Sales Charge on amounts Surrendered from the Contract to pay benefits to a Participant or a beneficiary under the terms of your Plan. We call these amounts “Benefit Payments”. Amounts Surrendered for transfer to the funding vehicle of another investment provider or Surrendered because of the termination of your Plan are not Benefit Payments. Upon Our request, the Contract Owner must provide documentation acceptable to us that a Surrender is a Benefit Payment.
•Plan Related Expenses — We do not assess a Contingent Deferred Sales Charge on amounts Surrendered from the Contract to pay certain administrative expenses or other Plan Related Expenses including, fees to consultants, auditors, third-party administrators and other plan service providers. We call these amounts “Plan Related Expenses.” Upon Our request, the Contract Owner must provide Us with reasonable documentation that a Surrender is a Plan Related Expense.
•Transfer to an Approved Plan Related Investment Account — We do not assess a Contingent Deferred Sales Charge on amounts Surrendered from the Contract to transfer to an Approved Plan Related Investment Account. An Approved Plan Related Investment Account is a separate Participant directed investment account under your Plan that your Employer identifies and We accept for the purpose of Participant directed transfers of amounts from the Contract for investment outside of the Contract.
We will allocate the deduction of the Contingent Deferred Sales Charge among all Sub-Accounts and any General Account value in a Participant Account on a prorate basis unless you elect a different allocation of the deduction for the Contingent Deferred Sales Charge.
Annual Maintenance Fee
The Annual Maintenance Fee is an annual fee that we deduct from the value of each Participant Account on a quarterly basis during the Accumulation Period. This means during the year We deduct 25 percent of the Annual Maintenance Fee on the last Valuation Day of each quarter, or from the proceeds of a full surrender of a Participant Account. We deduct the fee proportionately from the Sub-Accounts and any General Account value in a Participant Account. The maximum Annual Maintenance Fee permitted under the Contracts is $30. We determine the current amount of the Annual Maintenance Fee that will apply to all Participant Accounts under your plan’s Contract for the calendar year, using the table below based on the average of all Participant Account values under your plan’s Contract as of the last Valuation Day of the prior year. This means the Annual Maintenance Fee for any Contract Year may increase or decrease from the prior year depending on the average of all Participant Account values under your plan’s Contract as of the last Valuation Day of the prior year. The Annual Maintenance Fee will be as set forth in the table below; however, We may charge the maximum Annual Maintenance Fee of $30 if a plan negotiates additional services under the Contract. The Annual Maintenance Fee helps to compensate Us for Our administrative services related to maintaining the Contract and the Participant Accounts.

Average Participant Account Value under Your Contract	Amount of the Annual Maintenance Fee
$0 to $19,999.99	$20
$20,000.00 to $39,999.99	$10
$40,000.00 and over	$0
The Annual Maintenance Fee may be reduced or waived (See “Experience Rating under the Contracts” and “Negotiated Charges and Fees”). We may also reduce or waive some or all of the Annual Maintenance Fee for plans that use a third-party administrator with systems that are compatible with Our own.
Mortality and Expense Risk and Administrative Charge
For providing administrative services, and for assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate against all Contract values in the Sub-Accounts. The rate of the charge depends on the total value of the aggregate Participant Accounts within the Contract anticipated by your Employer within 24 months of initial purchase by your Employer. If the actual aggregate level of Participant Accounts within the Contract is lesser than the anticipated level, we may increase the Mortality and Expense Risk and Administrative Charge on a going-forward basis. In no event will the charge exceed 1.25%.
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Before Annuity Commencement Date

Total Value of Participant Accounts under a Contract	Mortality and Expense Risk and Administrative Charge
$0 to $3,499,999.99	1.25%
$3,500,000.00 to $4,999,999.99	1.05%
$5,000,000.00 to $24,999,999.99	0.85%
$25,000,000.00 to $34,999,999.99	0.75%
$35,000,000.00 to $49,999,999.99	0.65%
$50,000,000.00 to $69,999,999.99	0.50%
$70,000,000.00 to $84,999,999.99	0.35%
$85,000,000.00 to $99,999,999.99	0.15%
$100,000,000.00 and over	0.00%
After Annuity Commencement Date

Mortality and Expense Risk and Administrative Charge
All Participants	1.25%
When your Employer purchases the Contract, your Employer chooses one of the following two methods that the mortality and expense risk and administrative charge is deducted under the Contract:
Method One: The mortality and expense risk and administrative charge is deducted daily. It is assessed as a percentage of the net asset value of each Fund when Accumulation Unit or Annuity Unit values are determined each day.
Method Two: The mortality and expense risk and administrative charge is deducted each calendar quarter. It is assessed as a percentage of the average daily assets of the Sub-Accounts during the calendar quarter. The charge is deducted from your
Participant Account by redeeming the Accumulation Units or Annuity Units in proportion to the dollar amount of the charge. Method Two is not available to Contracts issued in New York.
The mortality and expense risk and administrative charge compensates us for providing administrative services and for assuming mortality and expense risks under the Contracts. We assume two types of mortality risk and an expense risk:
Mortality Risk During The Accumulation Period: During the period your Contributions are accumulating, we are required to cover any difference between the Minimum Death Benefit paid and the Participant Account value. These differences may occur during periods of declining value or in periods where the Contingent Deferred Sales Charges would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.
Mortality Risk During The Annuity Period: Once Annuity payouts have begun, we may be required to make Annuity payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.
Expense Risk: We also bear an expense risk that the Contingent Deferred Sales Charges and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.
Although variable Annuity payouts will fluctuate with the performance of the underlying Fund selected, your Annuity payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. This charge enables us to keep our commitments and to pay you as planned.
We also provide various administrative support services for plans. These services include recordkeeping, statements of account, internet and automated voice response account access, and participant educational materials.
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If the mortality and expense risk and administrative charge under a Contract is insufficient to cover actual costs incurred by us, we will bear the loss. If the mortality and expense risk and administrative charge exceeds these costs, we will keep the excess as profit. We may use these profits, as well as revenue sharing and Rule 12b-1 fees received from certain Funds, for any proper corporate purpose including, among other things, payment of sales expenses, including the fees paid to distributors. We expect to make a profit from the mortality and expense risk and administrative charge.
We may reduce the mortality and expense risk and administrative charge under the Contracts (See “Experience Rating under the Contracts” and “Negotiated Charges and Fees”).
Loan Fees
Loans may be subject to a one-time set-up fee of $50. In addition, loans may also be subject to an annual loan administration fee of $50. We deduct 25 percent of the annual fee at the end of each quarter or from the proceeds of a full Surrender of a Participant Account. We deduct the fee proportionately from the Sub-Accounts and any General Account value in a Participant Account.
Premium Taxes
We reserve the right to deduct a charge for Premium Tax imposed on Us by a state or other governmental entity. Certain states and municipalities impose a Premium Tax. In some cases, Premium Taxes are deducted at the time purchase payments are made; in other cases Premium Tax is assessed on the Annuity Commencement Date. We will pay Premium Taxes at the time imposed under applicable law. At Our sole discretion, We may deduct Premium Taxes at the time We pay such taxes to the applicable taxing authorities, at the time the Contract is surrendered, at the time a death benefit is paid, or at the time a Participant annuitizes.
Transfer Fee
You can transfer your Participant Account values between or among the Sub-Accounts up to 12 times per Participant Contract Year. A Transfer Fee of $5 may apply to each transfer in excess of 12 made in a Participant Contract Year. We do not currently charge the $5 Transfer Fee. The Transfer Fee does not apply to Contracts issued in New York.
Experience Rating under the Contracts
We may apply experience credits under a Contract based on investment, administrative or other factors, including, but not limited to: (1) the total number of Participants, (2) the sum of all Participants’ Account values, (3) the allocation of Contract values between the General Account and the Separate Accounts under the Contract, (4) present or anticipated levels of Contributions, distributions, transfers, administrative expenses or commissions, and (5) whether We are the exclusive annuity contract provider.
Experience credits can take the form of a reduction in the deduction for Program and Administrative Charges, a reduction in the term or amount of any applicable Contingent Deferred Sales Charges, an increase in the rate of interest credited under the Contract, a reduction in the amount of the Annual Maintenance Fee or any combination of the foregoing. We may apply experience credits either prospectively or retrospectively. We may apply and allocate experience credits in such manner as We deem appropriate. Any such credit will not be unfairly discriminatory against any person, including the affected Contract Owners or Participants. Experience credits have been given in certain cases. Owners of Contracts receiving experience credits will receive notification regarding such credits. Experience credits may be discontinued at Our sole discretion in the event of a change in applicable factors. For Contracts issued in New York, We may only apply experience credits prospectively.
Negotiated Charges and Fees
The charges and fees described in this section vary from Contract to Contract, depending on plan characteristics. The Contract Owner can negotiate charges and fees. This flexibility allows Us and the Contract Owner to custom design a charge and fee structure that meets the financial goals of both the Contract Owner and Talcott Resolution.
Charges of the Funds
The Separate Account purchases shares of the Funds at net asset value. The net asset value of the fund reflects investment advisory fees, distribution fees and operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the Underlying Fund’s prospectuses.
Plan Related Expenses
The Contract Owner may direct Us to deduct amounts from the assets under a Contract to pay certain administrative expenses or other Plan-related Expenses including, but not limited to, fees to consultants, auditors, counsel, Talcott Resolution and other Plan service providers. We will deduct and pay such amounts to the Contract Owner or as directed by the Contract Owner. We may agree to include these amounts as an adjustment to the charge for administrative undertakings for the Separate Account.
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You should consult a tax advisor regarding the tax treatment of adviser fee payments. Please consult with your investment adviser before requesting us to pay financial adviser fees from this Contract compared to other assets you may have.
Any financial adviser fee you pay is in addition to this Contract’s fees and expenses.
You should ask your financial adviser about compensation they receive for this Contract. We are not an investment adviser, and we do not provide investment advice in connection with sales of the Contract. We are not a fiduciary to you, and do not make recommendations or assess suitability.
Description of the Contracts
The Contracts are group variable annuity contracts offered to:
•Tax deferred annuity programs adopted according to Section 403(b) of the Code by public school systems and certain tax-exempt organizations described in Section 501(c)(3) of the Code;
•Deferred compensation plans as defined in Section 457 of the Code sponsored by governmental employers or by certain tax-exempt organizations described in Section 501(c)(3) of the Code;
•Qualified governmental excess benefit plans under Section 415(m) of the Code;
•Retirement plans qualified under Sections 401(a) or 403(a) of the Code; and
•Individual Retirement Annuity programs adopted according to Section 408 of the Code.
The Contracts are not available for issuance except as described above.
It is important that you notify Empower if you change your address. If your mail is returned to Empower, we are likely to suspend future mailings until an updated address is obtained. In addition, Empower may rely on a third party, including the U.S. Postal Service, to update your current address. Failure to give Empower a current address may result in payments due and payable on your Participant Account being considered abandoned property under state law (unless preempted by ERISA), and remitted to the applicable state.
Assignments
The Contract and a Participant’s interest in a Contract cannot be assigned, transferred or pledged.
Pricing and Crediting of Contributions
Initial Contributions to your Participant Account are credited within two Valuation Days of receipt of a properly completed application and the initial Contribution at the Empower Administrative Office.
If the application or other information accompanying the initial Contribution is incomplete when received, We will hold the money in a non-interest bearing account for up to five Valuation Days while We try to obtain complete information. If We cannot obtain the information within five Valuation Days, We will either return the Contribution and explain why it could not be processed or keep the Contribution if the Participant authorizes Us to keep it until the necessary information is provided.
Contributions properly designated for your Participant Account that are received prior to the close of the New York Stock Exchange will be invested on the same Valuation Day. Subsequent Contributions properly designated for your Participant Account that are received on a Non-Valuation Day or after the close of the New York Stock Exchange will be invested on the next Valuation Day.
Canceling your Certificate
For certificates issued in Florida, Minnesota, North Carolina, Texas and Utah in connection with 403(b) Contracts, you have a limited right to return your certificate for cancellation.We urge you to closely examine its provisions. If for any reason you are not satisfied with your certificate, simply return it within 10 days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. We will not deduct any Contingent Deferred Sales Charges during this time.We may require additional information before we can cancel your certificate.
You bear the investment risk from the time the certificate is issued until we receive your complete cancellation request.
The amount we pay you upon cancellation depends on the requirements of the state where you purchased your certificate.
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Surrender Charge Offset
You may be eligible to receive a credit to your Participant Account if you elect to make a Contribution that is transferred from a contract of another carrier within your plan. The credit is equal to the surrender charge you incurred from the other carrier when you make the transfer, and is limited to a maximum credit of 7%. To be eligible, you must transfer the Contribution initially to the General Account, but you may reallocate the amount afterwards as permitted by the Contract.
Your Employer may also be eligible for a Group Surrender Charge Offset if the initial payment made to the Contract consists of a transfer of funds held by the plan under an investment vehicle issued by another carrier. If, by reason of the transfer, the plan has paid, or will pay, a surrender charge, market value adjustment or other discontinuance penalty to the other carrier, Talcott Resolution will reimburse the plan not to exceed 7% of transferred assets.
Contribution Amounts
If the Plan adopted by the Contract Owner so provides, the Contract permits the allocation of Contributions, in multiples of 1% among the several Sub-Accounts of the Separate Account. The minimum amount that may be allocated to any Sub-Account in a Separate Account shall not be less than $10. Such changes must be requested in the form and manner prescribed by Us.
Transfers between Sub-Accounts
During phases of your Contract when transfers are permissible, you may make transfers between Sub-Accounts according to the following policies and procedures, as they may be amended from time to time.
A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Participant Account value among the Funds available in your Contract. Your transfer request will be processed as of the end of the Valuation Day that it is received in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when We process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to Us and your Registered Representative. Any oral communication should be re-confirmed in writing.
You may request a transfer into (purchases) a particular Sub-Account or transfers out of (redemptions) a particular Sub-Account. In addition, you may allocate Contributions to or request Surrenders from Sub-Accounts. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund We would need to sell to satisfy all Participants’ “transfer-out” requests. At the same time, We also combine all the daily requests to transfer into a particular Sub-Account or Contributions allocated to that Sub-Account and determine how many shares of that Underlying Fund We would need to buy to satisfy all Participants’ “transfer-in” requests.
In addition, many of the Underlying Funds that are available as investment options in Our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by Us or Our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.
We take advantage of Our size and available technology to combine sales of a particular Underlying Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by Us or Our affiliates. We also combine many of the purchases of that particular Underlying Fund for many of the products We offer. We then “net” these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that We sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.
For example, if We combine all transfer-out (redemption) requests and Surrenders of a Sub-Account with all other sales of that Underlying Fund from all Our other products, We may have to sell $1 million dollars of that Fund on any particular day. However, if other Participants and the owners of other products offered by Us, want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then We would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.
Restrictions on Sub-Account Transfers
First, you may make only one Sub-Account transfer request each day. We limit each Participants to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one “Sub-Account transfer,” however, you cannot transfer the same Participant Account value more than once a Valuation Day.
For Example:
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•If the only transfer you make on a day is a transfer of $10,000 from one Sub-Account into another Sub-Account, it would count as one Sub-Account transfer.
•If, however, on a single day you transfer $10,000 out of one Sub-Account into five other Sub-Accounts (dividing the $10,000 among the five other Sub-Accounts however you chose), that day’s transfer activity would count as one Sub-Account transfer.
•Likewise, if on a single day you transferred $10,000 out of one Sub-Account into ten other Sub-Accounts (dividing the $10,000 among the ten other Sub-Account however you chose), that day’s transfer activity would count as one Sub-Account transfer.
•Conversely, if you have $10,000 in Participant Account value distribution among 10 different Sub-Accounts and you request to transfer the Participant Account value in all those Sub-Accounts into one Sub-Account, that would also count as one Sub-Account transfer.
•However, you cannot transfer the same Participant Account value more than once in one day. That means if you have $10,000 in a money market fund Sub-Account and you transfer all $10,000 into a stock fund Sub-Account, on that same day you could not then transfer the $10,000 out of the stock fund Sub-Account into another Sub-Account.
Second, you are allowed to submit a total of 20 Sub-Account transfers each Calendar Year (the “Transfer Rule”) by U.S. Mail, Voice Response Unit, internet, or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, We will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, Our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.
We may aggregate a Contract Owner’s Contracts or a Participant’s Participant Accounts for the purposes of enforcing these restrictions.
The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation program. Reallocations made based on a Fund merger or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.
The Contracts provide for a Transfer Fee of $5 that applies to transfers between available investment options under the Contract. We do not currently charge the $5 Transfer Fee.
We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase or become a Participant under this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don’t purchase or become a Participant under this Contract if you plan to engage in “market timing,” which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you, as discussed below:
Fund Trading Policies
Generally, you are subject to an Underlying Fund’s trading policies, if any. We are obligated to provide, at the Underlying Fund’s request, tax identification numbers and other shareholder identifying information contained in Our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, We have agreed to serve as a Fund’s agent to help monitor compliance with that Underlying Fund’s trading policy.
We are obligated to follow each Underlying Fund’s instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning Sub-Account transfers into an Underlying Fund or other funds within that fund complex. We are not authorized to grant exceptions to an Fund’s trading policy. Please refer to each Underlying Fund’s prospectus for more information. Transactions that cannot be processed because of the Underlying Fund’s trading policies will be considered not in good order.
In certain circumstances, the Underlying Fund’s trading policies do not apply or may be limited. For instance:
•Certain types of financial intermediaries may not be required to provide Us with shareholder information.
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•“Excepted funds” such as money market funds and any Underlying Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that an Underlying Fund treats as a single investor.
•An Underlying Fund can decide to exempt categories of Contract Owners whose contracts are subject to inconsistent trading restrictions or none at all.
•Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company sponsored contractual or systematic program such as transfers of assets as a result of asset allocation programs, automatic rebalancing programs, Annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a result of any deduction of charges or fees under a Contract; or (iv) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals, surrenders, or retirement plan contributions.
Possibility of Undetected Abusive Trading or Market Timing. We may not be able to detect or prevent all abusive trading activities. For instance,
•Since We net all the purchases and redemptions for a particular Underlying Fund for this and many of Our other products, transfers by any specific market timer could be inadvertently overlooked.
•Certain forms of variable annuities and types of Underlying Funds may be attractive to market timers. We cannot provide assurances that we will be capable of addressing possible abuses in a timely manner.
•These policies apply only to individuals and entities that own or are Participants under this Contract. However, the Underlying Funds that make up the Sub-Accounts of this Contract are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have different or less restrictive transfer rules or no transfer restrictions at all.
•In some cases, We are unable to count the number of Sub-Account transfers requested by Participants or enforce the Transfer Rule because We do not keep Participant Account records for a Contract. In those cases, the Participant Account records and Participant Sub-Account transfer information are kept by the Contract Owner or its third party service provider. These Contract Owners and third party service providers may provide Us with limited information or no information at all regarding Participant Sub-Account transfers.
Impact of Frequent Transfers
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Participant Account. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity payouts for your payee as well as reduce value of other optional benefits available under your Contract.
Separate Account investors could be prevented from purchasing Fund shares if We reach an impasse on the execution of a Fund’s trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all Our variable product investors if the Fund and We cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund’s opinion, has violated the Fund’s trading policy.
In some cases, We do not have the tax identification number or other identifying information requested by a Fund in Our records. In those cases, We rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, We may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all Participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.
General Account Option Transfers
You may make transfers out of the General Account Option to the Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%). For Contracts issued or amended on or after May 1, 1992:
•Transfers of assets presently held in the General Account option, or which were held in the General Account option at any time during the preceding three months, to any account that we determine is a competing account, are prohibited.
•Similarly, transfers of assets presently held in any account during the preceding three months, that we determine is a competing account, to the General Account option, are prohibited
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In addition, we may limit the maximum amount transferred or Surrendered from the General Account option under a Participant Account to 1/6th of such portion of the Participant Account held in the General Account option in any one Participant Contract Year.
These restrictions apply to all transfers from the General Account Option, including all systematic transfers.
As a result of these limitations, it may take a longer period of time (i.e., several years) to move Participant Account values in the General Account Option to Sub-Accounts and therefore this may not provide an effective short term defensive strategy.
Telephone and Internet Transfers
Transfer instructions received by telephone on any Valuation Day before the end of any Valuation Day will be carried out that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day.
Transfer instructions you send electronically are considered to be received by Us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the end of any Valuation Day, the instructions will be carried out that Valuation Day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgement, you should contact Us as soon as possible.
Telephone or internet transfer requests may be cancelled via the internet or by calling Us before the end of the Valuation Day you made the transfer request.
We, Our agents or Our affiliates are not responsible for losses resulting from telephone or electronic requests that We believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through Our website are genuine, including a requirement that Contract Owners and Participants provide certain identifying information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.
Contract Value
Your Participant Account value reflects the sum of the amounts under your Participant Account allocated to the General Account option and the Sub-Accounts.
There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit value. Therefore, on any Valuation Day the portion of your Participant Account allocated to the Sub-Accounts will reflect the investment performance of the Sub-Accounts and will fluctuate with the performance of the Underlying Funds.
Contributions made or Contract values allocated to a Sub-Account are converted into Accumulation Units by dividing the amount of the Contribution or allocation, minus any Premium Taxes, by the Accumulation Unit value for that Valuation Day. The more Contributions or Contract values allocated to the Sub-Accounts under your Participant Account, the more Accumulation Units will be reflected under your Participant Account. You decrease the number of Accumulation Units in a Sub-Account under your Participant Account by requesting Surrenders, transferring money out of a Sub-Account, submitting a Death Benefit claim or by electing an Annuity payout from your Participant Account.
To determine the current Accumulation Unit value, We take the prior Valuation Day’s Accumulation Unit value and multiply it by the Net Investment Factor for the current Valuation Day. The value of the Separate Account is determined at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time).
The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. At the time your Employer purchases the Contract, your Employer chooses one of the following two methods to calculate the Net Investment Factor. The value of your Participant Account will be the same, regardless of the method chosen by your Employer.
Method One
The Net Investment Factor for each Sub-Account equals:
•the net asset value per share plus applicable distributions per share of the corresponding Underlying Fund at the end of the current Valuation Day; divided by
•the net asset value per share of the corresponding Underlying Fund at the end of the prior Valuation Day; multiplied by
•the daily expense factor for the mortality, expense risk and administrative charge and any other applicable charges, adjusted for the number of days in the period.
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Method Two (not available to Contracts issued in New York)
The Net Investment Factor for each Sub-Account equals:
•the net asset value per share of the corresponding Underlying Fund at the end of the current Valuation Day; divided by
•the net asset value per share of the corresponding Underlying Fund at the end of the prior Valuation Day.
Under Method Two, the value of any applicable Underlying Fund distributions per share creates additional Accumulation Units.
We will send you a statement for each calendar quarter, that tells you how many Accumulation Units you have, their value and your total Participant Account value. You can also call (844) 804-8989 to obtain your Participant Account value or, where available, you may access your account information through our website at www.massmutual.com/govnp.
Shares of the Underlying Funds are valued at net asset value on a daily basis. A complete description of the valuation method used in valuing Fund shares may be found in the Underlying Funds’ prospectus.
Surrenders and Withdrawals
IMPORTANT TAX INFORMATION: There are certain restrictions on section 403(b) tax-sheltered annuities. As of December 31, 1988, all section 403(b) annuities have limits on full and partial surrenders. Contributions to the Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless the Contract Owner/employee has a) attained age 59 1∕2, b) a severance from employment, c) died, d) become disabled or e) experienced financial hardship (cash value increases may not be distributed for hardships prior to age 59 1∕2). Distributions prior to age 59 1∕2 due to financial hardship or separation from service may still be subject to a penalty tax of 10%. We will not assume any responsibility for determining whether a withdrawal is permissible, with or without tax penalty, in any particular situation; or in monitoring withdrawal requests regarding pre or post January 1, 1989 Contract Values. Any full or partial Surrender described above may affect the continuing tax-qualified status of some Contracts or plans and may result in adverse tax consequences to the Contract Owner. The Contract Owner, therefore, should consult with a tax adviser before undertaking any such Surrender (See “Federal Tax Considerations”).
After termination of Contributions on your behalf and prior to your Annuity Commencement Date, you will have the following options:
1.Continue your Participant’s Account under the Contract. Under this option, when the selected Annuity Commencement Date arrives, payments will begin under the selected Annuity payout option (See “Annuity Payout Options”). At any time before the Annuity Commencement Date, you may your Participant Account for a lump sum cash settlement in accordance with 3. below.
2.To provide Annuity payouts immediately. The values in your Participant’s Account may be applied, subject to contractual provisions, to provide for Fixed or Variable Annuity payouts, or a combination thereof, commencing immediately, under the selected Annuity payout option under the Contract (See “Annuity Payout Options”).
3.To Surrender your Account in a single sum. The amount received will be the value next computed after receipt of a written Surrender request for complete Surrender at the Empower Administrative Office, less any applicable Contingent Deferred Sales Charge, Annual Maintenance Fee and Premium Taxes. Payment will normally be made within seven days after We receive the written request.
4.To request a partial Surrender of your Participant’s Account. Partial Surrenders are taken from the Sub-Account(s) that you specify. If you do not specify the Sub-Account(s), We will take the amount out of all applicable Sub-Account(s) on a pro rata basis. We will deduct any applicable Sales Charges from the partial Surrender (See “Contract Charges”).
5.To begin making monthly, quarterly, semi-annual or annual withdrawals while allowing your Participant Account to remain in the Accumulation Period. Your Participant Account remains subject to the Annual Maintenance Fee and any fluctuations in the investment results of the Sub-Accounts or any of the underlying investments. You may transfer the values of your Participant Account from one or more Sub-Accounts or the General Account option to any other Sub-Account, the General Account option or to any combination thereof, subject to Contract restrictions (See “Systematic Withdrawal Option”).
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Systematic Withdrawal Option
If permitted by IRS regulations and the terms of the Plan, a Participant can make withdrawals while allowing his or her Participant Account to remain in the Accumulation Period under the Contract. Eligibility under this provision is limited to Participants who have terminated their employment with the Employer at the time they elect the Systematic Withdrawal Option (“SWO”). Payments are limited to 18.0% of the Participant’s Account annually. The minimum payment amount is $100. SWO payments generally are taxable as ordinary income and, if made prior to age 59 1∕2 , an IRS tax penalty may apply. Any Contingent Deferred Sales Charge otherwise applicable is waived on SWO payments.
Participants elect the specific dollar amount to be withdrawn, the frequency of payments (monthly, quarterly, semi-annually or annually) and the duration of payments (either a fixed number of payments or until the Participant’s Account is depleted). The duration of payments may not extend beyond the Participant’s life expectancy as of the beginning date of SWO payments or the joint and last survivor life expectancy of the Participant and the Participant’s Beneficiary. Participants may not elect the SWO if there is an outstanding loan amount.
A Participant can change the terms of a SWO as often as four times in each calendar year, can terminate the SWO at any time, and can elect one of the five available Annuity options or a partial or full lump sum withdrawal. If a partial or full lump sum withdrawal is elected within 12 months of a SWO payment, the Contingent Deferred Sales Charge that was previously waived, if any, will be deducted from the Participant’s Account upon withdrawal. Unless you direct otherwise, SWO payments will be deducted on a pro rata basis from the General Account option and each Sub-Account to which the Participant’s Account is allocated.
The SWO may only be elected pursuant to an election on a form provided by Us. Election of the SWO does not affect Participants’ other rights under the Contracts.
Payment of Surrender Value
Payments from the Sub-Accounts may be delayed beyond seven days only for periods (1) during which the New York Stock Exchange is closed other than customary weekend or holidays closings, or during which trading on the New York Stock Exchange is restricted; (2) during which an emergency exists that makes the valuation and disposal of the securities not reasonably practical; and (3) such other periods that the SEC may by order permit for the protection of investors.
Annuity Options
You are not required to annuitize this Contract. A Participant selects an Annuity Commencement Date (usually between the Participant’s 50th birthday and the date on which the Participant attains their “applicable age” as described under “Federal Tax Considerations”) and an Annuity payout option. The Annuity Commencement Date may be any day of any month before or including the month of a Participant’s 90th birthday, or an earlier date if prescribed by applicable law.
The Annuity Commencement Date and/or the Annuity payment option may be changed from time to time, but any such change must be made at least 30 days prior to the date on which Annuity payouts are scheduled to begin. Annuity payouts will normally be made on the first business day of each month, or another mutually agreed upon business day.
The Contract contains five Annuity payout options that may be selected on either a Fixed or Variable Annuity basis, or a combination thereof. If a Participant does not elect otherwise, We reserve the right to begin Annuity payouts at age 90 under Option 2 with 120 monthly payments certain. However, unless required by applicable law, We will not assume responsibility in determining or monitoring any required minimum distributions (See “Federal Tax Considerations”). Generally, depending on the terms of your retirement plan, you may select from the following payment frequencies: monthly, quarterly, semi-annually, and annually.
Annuity Payout Options
Option 1: Life Annuity where We make monthly Annuity payouts for as long as the Annuitant lives.
❖     Payments under this option stop with the last monthly payment preceding the death of the Annuitant, even if the Annuitant dies after one payment. This option offers the maximum level of monthly payments of any of the other life annuity options (Options 2-4) since there is no guarantee of a minimum number of payments nor a provision for a death benefit payable to a Beneficiary.
Option 2: Life Annuity with 120, 180 or 240 Monthly Payments Certain where We make monthly payments for the life of the Annuitant with the provision that payments will be made for a minimum of 120, 180 or 240 months, as elected. If, at the death of the Annuitant, payments have been made for less than the minimum elected number of months, then any remaining guaranteed monthly payments will be paid to the Beneficiary unless other provisions have been made and approved by Us.
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Option 3: Unit Refund Life Annuity where We make monthly payments during the life of the Annuitant terminating with the last payment due prior to the death of the Annuitant, except that an additional payment will be made to the Beneficiary if (a) below exceeds (b) below:

(a)	=	total amount applied under the option at the Annuity Commencement Date
Annuity Unit value at the Annuity Commencement Date
(b)	=	number of Annuity Units represented by each monthly Annuity payout made	×	number of monthly Annuity payouts made
The amount of the additional payments is determined by multiplying the excess, if any, by the Annuity Unit value as of the date We receive Due Proof of Death.
Option 4: Joint and Last Survivor Annuity where We make monthly payments during the joint lifetime of the Annuitant and a designated individual (called the joint Annuitant) and then throughout the remaining lifetime of the survivor, ending with the last payment prior to the death of the survivor.
❖When the Annuity is purchased, the Annuitant elects what percentage (50%, 662/3%, 75% or 100%) of the monthly Annuity payout will continue to be paid to the survivor.
❖Under this Option 4, it would be possible for an Annuitant and joint Annuitant to receive only one payment in the event of the common or simultaneous death of the Annuitant and joint Annuitant prior to the due date for the second payment.
Option 5: Payments for a Designated Period where We agree to make monthly payments for the number of years selected. Under the Contracts, the minimum number of years is five. In the event of the Annuitant’s death prior to the end of the designated period, the present value of any then remaining payments will be paid in one lump sum to the Beneficiary unless other provisions have been made and approved by Us.
❖Option 5 does not involve life contingencies and does not provide any mortality guarantee.
❖Surrenders are subject to the limitations set forth in the Contract and any applicable Contingent Deferred Sales Charges (See “Contract Charges”).
For Contracts issued in New York, no surrenders are permitted by the Annuitant after Annuity payments commence under Option 5.
Once Annuity payouts have started, no Surrenders are permitted except from an annuity under Annuity Payout Option 5 - Payments for a Designated Period – that are paid on a variable basis. Such surrenders may be subject to a Contingent Deferred Sales Charge.
Options 2 and 5 are available only if the guaranteed Annuity payout period is less than the life expectancy of the Annuitant or the joint life expectancy of the Annuitant and their Joint Annuitant at the time the option becomes effective. Such life expectancy shall be computed on the basis of the mortality table prescribed by the IRS or, if none is prescribed, the mortality table then in use by Us.
We may offer other Annuity payout options from time to time. Not all Annuity payout options will be available in all states or in all Contracts.
Calculation of Annuity Payment
During the Annuity Period, your Participant Account Value will be applied to the Annuity Payout Option on either a fixed or variable basis, as you select. The minimum Annuity payout is $20. No election may be made which results in a first payment of less than $20. If at any time Annuity payouts are or become less than $20 We have the right to change the frequency of payment to intervals that will result in payments of at least $20.
Variable Annuity Payments
The value of the Annuity Unit for each Sub-Account in the Separate Account for any day is determined by multiplying the value for the preceding day by the product of (1) the Net Investment Factor (see “Contract Value”) for the day for which the Annuity Unit value is being calculated, and (2) a factor to neutralize the assumed net investment rate discussed below.
The value of the Contract is determined as the product of the value of the Accumulation Unit credited to each Sub-Account no earlier than the close of business on the fifth business day preceding the date the first Annuity payout is due and the number of Accumulation Units credited to each Sub-Account as of the date the Annuity is to commence.
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The first monthly payment varies according to the Annuity payout option selected. The Contract cites Annuity tables derived from the 1983a Individual Annuitant Mortality Table with an assumed interest rate (“A.I.R.”) of 4.00% per annum. The total first monthly Annuity payout is determined by multiplying the value (expressed in thousands of dollars) of a Sub-Account (less any applicable Premium Taxes) by the amount of the first monthly payment per $1,000 of value obtained from the tables in the Contracts. With respect to Fixed Annuities only, the current rate will be applied if it is higher than the rate under the tables in the Contract.
Level Annuity payouts would be provided if the net investment rate remained constant and equal to the A.I.R. In fact, payments will vary up or down in the proportion that the net investment rate varies up or down from the A.I.R. A higher A.I.R. may produce a higher initial payment but more slowly rising and more rapidly falling subsequent payments than would a lower interest rate assumption.
The amount of the first monthly Annuity payout, determined as described above, is divided by the value of an Annuity Unit for the appropriate Sub-Account not later than the fifth business day preceding the day on which the payment is due in order to determine the number of Annuity Units represented by the first payment. This number of
Annuity Units remains fixed during the Annuity Period, and in each subsequent month the dollar amount of the Annuity payout is determined by multiplying this fixed number of Annuity Units by the then current Annuity Unit value.
The Annuity payouts will be made on the date selected. The Annuity Unit value used in calculating the amount of the Annuity payouts will be based on an Annuity Unit value determined as of the close of business on a day not more than the fifth business day preceding the date of the Annuity payout.
Here is an example of how a Variable Annuity is determined:

ILLUSTRATION OF ANNUITY PAYOUTS: (UNISEX) AGE 65, LIFE ANNUITY WITH 120 PAYMENTS CERTAIN
A.	Net amount applied	$139,782.50
B.	Initial monthly income per $1,000 of payment applied	6.13
C.	Initial monthly payment (A × B ÷ 1,000)	$856.87
D.	Annuity Unit Value	3.125
E.	Number of monthly annuity units (C ÷ D)	274.198
F.	Assume annuity unit value for second month equal to	2.897
G.	Second monthly payment (F × E)	$794.35
H.	Assume annuity unit value for third month equal to	3.415
I.	Third month payment (H × E)	$936.39
The above figures are simply to illustrate the calculation of a Variable Annuity and have no bearing on the actual historical record of any Separate Account.

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Benefits Available Under the Contract
The following table summarizes information about the benefits under the Contract.

Benefit	Purpose	Whether Benefit Is Standard or Optional	Maximum Fee	Restrictions/ Limitations
Death Benefit
If the participant dies during the Accumulation Period, then the type of death benefit paid depends on whether the participant died (a) before age 65, or (b) on or after age 65. If the participant died before age 65, a Minimum Death Benefit is payable to the Beneficiary, which is generally the greater of the greater of (a) the value of the Participant Account and (b) 100% of the Contributions to the Participant Account less prior Surrenders and outstanding Participant loans.If the participant dies on or after age 65, then the Contract pays a death benefit equal to the Participant Account Value, less any outstanding charges and loan balances.
Standard
1.25% (Either
deducted via Method 1 (daily deduction as a percentage of net asset value of each fund) or Method 2 (quarterly deduction as a percentage of the average daily assets of Sub-Accounts during calendar quarter), depending on which method is selected by your Employer)

• For Minimum Death Benefit, value of Participant account measured on date that all completed paperwork received for all states except IL. In IL, measured on date Due Proof of Death is received.
• The deduction of advisory fees will reduce your death benefit.

Participant Loan	The Participant may be able request a loan from his or her Participant Account Value during the Accumulation Phase if permitted by the Code and the terms of the Plan.	Standard	Loan set-up fee of $50.00 and annual loan administration fee of $50.00.	• Must be permitted by the Code and the terms of the Plan.
Systemic Withdrawal Option	The Participant may be able request a loan from his or her Participant Account Value during the Accumulation Phase if permitted by the Code and the terms of the Plan.	Standard	None
• Limited to Participants who have terminated their employment with the Employer;
• Duration of payments may not extend beyond the Participant’s life expectancy;
• A Participant may not elect the Systemic Withdrawal Option if there is an outstanding Loan.

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Death Benefits
Determination of the Beneficiary: The Beneficiary is the person or persons designated to receive payment of the death benefit upon the death of the Participant. If no designated Beneficiary remains living at the death of the Participant, the Participant’s estate is the Beneficiary.
Death before the Annuity Commencement Date:
•Death prior to age 65: If the Participant dies before the Annuity Commencement Date or the Participant’s attainment of age 65 (whichever comes first) the Minimum Death Benefit is payable to the Beneficiary. The Minimum Death Benefit is the greater of (a) the value of your Participant Account determined as of the day we receive Due Proof of Death and our receipt of a completed settlement instruction at our Administrative Offices or (b) 100% of the total Contributions made to your Participant Account, reduced by any prior partial Surrenders or outstanding Participant loan indebtedness. For Contracts purchased in Illinois, the Minimum Death Benefit is the greater of (a) the value of your Participant Account determined as of the day we receive Due Proof of Death at our Administrative Offices or (b) 100% of the total Contributions made to your Participant Account, reduced by any prior partial Surrenders or outstanding Participant loan indebtedness. To the extent you have Related Contracts under your plan, we may take into consideration corresponding Participant Account values, Contributions, Surrenders, or loan indebtedness in calculating the Minimum Death Benefit. The value of a Participant’s Account on any Valuation Day before the Annuity Commencement Date will be reduced by any applicable Premium Taxes not already deducted.
•Death on or after age 65: If the Participant dies before the Annuity Commencement Date but on or after the Participant’s 65th birthday, the Beneficiary(ies) will receive the value of your Participant Account (less any applicable Premium Taxes not already deducted) as of the date we receive Due Proof of Death and our receipt of a completed settlement instruction at our Administrative Offices. For Contracts purchased in Illinois, the Beneficiary(ies) will receive the value of your Participant Account (less any applicable Premium Taxes not already deducted) as of the date we receive Due Proof of Death at our Administrative Offices.
Calculation of the death benefit: Except for Contracts purchased in Illinois, if the Participant dies before the Annuity Commencement Date, the death benefit will be calculated as of the date we receive Due Proof of Death and our receipt of a completed settlement instruction. The death benefit remains invested in the Separate Account and/or General Account option according to your last instructions until the proceeds are paid or we receive new settlement instructions from the Beneficiary. During the time period between our receipt of Due Proof of Death and our receipt of the completed settlement instructions, the calculated death benefit will be subject to market fluctuations. Upon receipt of complete settlement instructions, we will calculate the payable amount.
If the proceeds are taken in a single sum, payment will normally be made within seven days of our receipt of completed settlement instructions.
You may apply the death benefit payment to any one of the Annuity payout options (See “Annuity Payout Options”) instead of receiving the death benefit payment in a single sum. An election to receive payment of death benefits under an Annuity payout option must be made before a lump sum settlement and within one year after the death by written notice to us at our Administrative Offices. Proceeds due on death may be applied to provide variable payments, fixed payments, or a combination of variable and fixed payments. No election to provide Annuity payouts will become operative unless the initial Annuity payout is at least $20 on either a variable or fixed basis, or $20 on each basis when a combination benefit is elected. The manner in which the Annuity payouts are determined and in which they may vary from month to month are the same as applicable to a Participant’s Account after retirement (See “Contract Value”).
Death on or after the Annuity Commencement Date: If the Annuitant dies on or after the Annuity Commencement Date, there may be no payout at death unless the Annuitant has elected an Annuity payout option that permits the Beneficiary to elect to continue Annuity payouts or to receive the computed value.
Participant Loans
During the Accumulation Period, a Participant under a Tax-sheltered Annuity plan may request a loan from his or her Participant Account, if permitted by the Plan. Loans from a Participant’s Account may not be available in all states or may be subject to restrictions. When you initiate a loan from your Participant Account, We deduct a loan set-up fee of $50. In addition, while your loan is outstanding, We deduct a $50 annual loan administration fee from your Participant Account on a quarterly basis. We deduct 25 percent of the annual fee on the last Valuation Day of each quarter, or from the proceeds of a full Surrender of your Participant Account.
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When you take a loan from your Participant Account, for record-keeping purposes, an amount equal to your loan, plus interest, is placed into a loan account. When you make loan repayments, the amount of the loan account decreases until your loan account is re-paid in full. You must pay back your loan according to the payment schedule set by the terms of your loan agreement. The loan agreement describes the terms, conditions, and any fees or charges of your loan.
Loans will have a permanent effect on the Participant’s Account because the investment results of each Sub-Account will apply only to the amount remaining in such Sub-Account. The longer a loan is outstanding, the greater the impact on the Participant’s Account is likely to be. Also, if not repaid, the outstanding loan balance will reduce the death benefit otherwise payable to the Beneficiary.
Federal Tax Considerations
General
The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on Our understanding of the existing provisions of the Code, Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income.
This summary has been prepared by Us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.
THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.
Civil Unions & Domestic Partnerships
Upon your death, a surviving spouse may have certain continuation rights under the Contract that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of ”spouse“ under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Parties to a civil union or domestic partnership are not treated as spouses under federal law. Consequently, certain transactions, such as change of ownership or continuation of the contract after death, may be taxable to those individuals. You should consult a tax and/or legal advisor for more information on this subject if it applies to you.
Tax Reporting
The federal, as well as state and local, tax laws and regulations require Us to report certain transactions with respect to the Contract (such as an exchange of or a distribution from the Contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide you with a copy of what was reported. This copy is not intended to supplant your own records. It is your responsibility to ensure that what you report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on your books and records. You should review whatever is reported to the taxing authorities by Us against your own records, and in consultation with your own tax advisor, and should notify Us if you find any discrepancies in case corrections have to be made.
Taxation of Talcott Resolution and the Separate Account
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The Separate Account is taxed as part of Talcott Resolution which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a ”regulated investment company“ under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. (See ”Contract Value“). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.
Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. Talcott Resolution is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since Talcott Resolution is the owner of the assets from which the tax benefits are derived.
Diversification of the Separate Account
For certain types of Contracts, the Internal Revenue Code (”Code“) requires that investments supporting these Contracts be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Underlying Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.
The Treasury Department’s diversification regulations under Code Section 817(h) require, among other things, that:
•no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,
•no more than 70% is represented by any two investments,
•no more than 80% is represented by any three investments and
•no more than 90% is represented by any four investments.
In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.
A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to pay the tax due for the period during which the diversification requirements were not met.
Tax Ownership of the Assets in the Separate Account
In order for certain variable annuity contracts to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the ”owner“ of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the ”tax owner“ of certain separate account assets, income and gain from such assets would be includable in the variable contract owner’s gross income. The U.S. Tax Court followed the IRS position and held that a variable contract owner would be treated for federal tax purposes as the owner of the separate account assets (Webber v. Commissioner, 14 Tax Court No. 17, June 30, 2015). The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular sub-accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and variable life insurance contracts. The distinction between when a variable contract owner will be determined to own the separate account under the analysis of the IRS and the Tax Court can best be illustrated by the following IRS rulings.
Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer’s separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such ”public availability“ means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in Our Separate Account for your Contract are available for purchase except through an insurer’s variable contracts or by other permitted entities.
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Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Underlying Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, We believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, We reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.
Non-Natural Persons as Owners
Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:
•A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),
•A contract acquired by the estate of a decedent by reason of such decedent’s death,
•Certain contracts acquired with respect to tax-qualified retirement arrangements,
•Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or
•A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract’s purchase.
A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.
Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the ”holder“ in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a ”holder.“ In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the ”holder.“ However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.
Annuity Purchases by Nonresident Aliens and Foreign Corporations
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to Talcott Resolution. If withholding applies, We are required to withhold tax at the 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence.
Generation Skipping Transfer Tax
Under certain circumstances, the Code may impose a ”generation skipping transfer tax“ when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require Talcott Resolution to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
Tax-Qualified Retirement Plans
This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.
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The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a ”Qualified Plan“ or ”Plan“). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.
The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not Us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance with regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on Our books and records. If you are purchasing a Contract through a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Contract Value.
The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into Our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.
We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.
Individual Retirement Annuities (”IRAs“)
In addition to ”traditional“ IRAs governed by Code Sections 408(a) and (b) (”Traditional IRAs“), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.
a.Traditional IRAs
Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions (”RMDs“) when the Owner reaches their Required Beginning Date or dies (or the distribution qualifies for one of the other exceptions to the penalty on early distributions), as described below, may result in imposition of a 25% penalty tax on any excess of the RMD amount over the amount actually distributed. This excise tax is reduced to 10% if a distribution of the shortfall is made within two years and to the date the excise tax is assessed or imposed by the IRS. In addition, any amount received before the Owner reaches age 59 1∕2 or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.
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You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. Effective January 1, 2020, non-spouse ”designated beneficiaries“ of a deceased Owner must generally receive distributions within 10 years of the death of the Owner. However, the life expectancy payout option (a/k/a ”IRA stretch“) is still available for non-spouse beneficiaries who are ”Eligible Designated Beneficiaries“ enabling them to make a tax-free ”direct rollover“ (in the form of a direct transfer between Plan fiduciaries, as described below in ”Rollover Distributions“) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an ”inherited IRA“ that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant). ”Eligible Designated Beneficiaries“ include beneficiaries who are not more than 10 years younger, disabled, chronically ill, and minors until age of majority, at which time the 10-year rule applies. In addition, such a Plan is not required to permit such a rollover.
b.SEP IRAs
Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension (”SEP“) or a SEP IRA. A SEP IRA can have employer, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
c.SIMPLE IRAs
The Savings Incentive Match Plan for Employees of small employers (”SIMPLE Plan“) is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees (”SIMPLE IRAs“). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 25% penalty tax for failure to make a full RMD (or reduced amount), and to the 10% penalty tax on premature distributions, as described below. In addition, the 10% penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.
If We do not serve as the Designated Financial Institution for your employer’s SIMPLE Plan, for you to use one of Our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with Us.
d.Roth IRAs
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Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner’s lifetime. Generally, however, upon the Owner’s death the amount remaining in a Roth IRA must be distributed by the end of the tenth year after such death for non-spouse designated beneficiaries or distributed over the life or life expectancy of an Eligible Designated Beneficiary. The Owner of a Traditional IRA or other qualified plan assets may convert a Traditional IRA into a Roth IRA under certain circumstances. The conversion of a Traditional IRA or other qualified plan assets to a Roth IRA will subject the fair market value of the converted Traditional IRA to federal income tax in the year of conversion. In addition to the amount held in the converted Traditional IRA, the fair market value may include the value of additional benefits provided by the annuity contract on the date of conversion, based on reasonable actuarial assumptions. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. Distributions from eligible Qualified Plans can be ”rolled over“ directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a ”conversion“ Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan
Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of ”incidental“ death benefits, and the time when RMDs must commence. There are annual limits on contributions to 401(a) defined contribution plans generally, and to 401(k) plans specifically. Salary reduction contributions to a 401(k) option cannot exceed the lesser of a dollar limit ($23,500 in 2025) or 100% of the employee’s ”includible compensation.“ For participants over age 50, a special additional catch-up provision may be available ($7,500 in 2025 or $11,250 if the participant is age 60-63). In addition, a Plan’s provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. In addition, elective deferrals made by participants under a 401(k) arrangement are subject to specific distribution limitations similar to those outlined below for 403(b) plans. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.
In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits ”incidental“ to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.
Tax-Sheltered Annuity under Section 403(b) (”TSA“)
Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code Section 501(c)(3) to purchase a ”tax-sheltered annuity“ (”TSA“) contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee’s gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit ($23,500 in 2025) or 100% of the employee’s ”includable compensation“ for the most recent full year of service, subject to other adjustments. There are also legal limits on the annual elective deferrals a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased ($7,500 in 2025 or $11,250 if the participant is age 60-63). A TSA participant should contact the Plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.
A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:
a.after the employee reaches age 59 1∕2;
b.upon the employee’s separation from service;
c.upon the employee’s death or disability;
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d.in the case of hardship as defined in applicable regulations (and in the case of hardship, any income attributable to such contributions may not be distributed);
e.as a qualified reservist distribution upon certain calls to active duty; or
f.with respect to amounts invested in a lifetime income investment, the date that is 90 days prior to the day that such lifetime income investment may no longer be held as an investment option under the plan.
An employer sponsoring a TSA may impose additional restrictions on your TSA through its Plan document.
Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits ”incidental“ to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA.
Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant’s or beneficiary’s accumulated benefit immediately before such exchange (taking into account such participant’s or beneficiary’s accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant’s employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information.
Deferred Compensation Plans under Section 457 (”Section 457 Plans“)
Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a ”governmental employer“ is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an ”Eligible Deferred Compensation Plan“ or ”Section 457(b) Plan.“ Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant’s includible compensation or (2) the applicable dollar amount, ($23,500 in 2025). The Plan may provide for additional ”catch-up“ contributions. One catch-up contribution allows participants over age 50 to make additional contributions each year ($7,500 in 2025 or $11,250 if the participant is age 60-63); while another permits 457(b) pre-retirement contributions in the three prior years to, but not including, the year the participant reaches normal retirement age. A participant cannot use both catch-up provisions concurrently. In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 59 1∕2, (2) the participant has a severance from employment (including death), (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations), or (4) with respect to amounts invested in a lifetime income investment, the date that is 90 days prior to the date that such lifetime income investment may no longer be held as an investment option under the Plan.
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Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts, certain other insurance contracts, and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (nongovernmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. Where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer’s general creditors under Code Section 457(b)(6).
Taxation of Amounts Received from Qualified Plans
Except under certain circumstances in the case of Roth IRAs or Roth accounts in a Qualified Plan, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other ”investment in the contract.“ For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, Code Section 72 provides the tax rules for determining what portion of each amount received represents a tax-free recovery of ”investment in the contract“.
For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the ”investment in the contract,“ based on the ratio of the ”investment in the contract“ over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.
In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.
Penalty Taxes for Qualified Plans
Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions (”RMDs“). Penalty taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The penalty taxes on premature distributions and failures to make timely RMDs are more uniform and are described in more detail below.
a.Penalty Taxes on Premature Distributions
Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59 1∕2. However, this 10% penalty tax does not apply to a distribution that is either:
i.made to a beneficiary (or to the employee’s estate) on or after the employee’s death;
ii.attributable to the employee’s becoming disabled under Code Section 72(m)(7);
iii. part of a series of substantially equal periodic payments (not less frequently than annually  —  ”SEPPs“) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary (”SEPP Exception“), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;
iv.(except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);
v.(except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);
vi.not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year which are not reimbursed by health insurance (without regard to whether the taxpayer deducts the unreimbursed medical expenses);
vii.certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty;
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viii.distributions of up to $5,000 from a retirement plan in the case of a birth or adoption of a child under Code Section 72(t)(2)(H); or
ix.certain designated qualified disaster distributions.
In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:
i.made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;
ii.not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7);
iii.for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8); or
iv.certain other exceptions to the 10% penalty tax.
If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59 1∕2 and (b) 5 years have elapsed since the first of these periodic payments.
For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual’s employer under a SIMPLE Plan, the 10% penalty tax rate is increased to 25%.
b.RMDs and 25% Penalty Tax
If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution (”RMD“) for the year, the participant is subject to a 25% penalty tax on the amount that has not been timely distributed. This excise tax is reduced to 10% if a distribution of the shortfall is made within two years and to the date the excise tax is assessed or imposed by the IRS.
An individual’s interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of  —
i.the calendar year in which the individual attains their applicable age, or
ii.(except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.
If the individual attains (1) age 70 1∕2 before 2020, the applicable age is 70 1∕2; (2) age 72 during or after 2020 but before 2023, the applicable age is 72; (3) age 72 during or after 2023 and age 73 before 2033, the applicable age is 73; or (4) age 74 after 2032, the applicable age is 75.
The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over  —
a.the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or
b.over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.
Effective January 1, 2020, non-spouse ”designated beneficiaries“ of a deceased plan participant Owner must generally receive distributions within 10 years of the death of the participant. However, the life expectancy payout option (a/k/a ”stretch payout“) is still available for non-spouse beneficiaries who are ”Eligible Designated Beneficiaries“ enabling them to make a tax-free ”direct rollover“ (in the form of a direct transfer between Plan fiduciaries, as described below in ”Rollover Distributions“) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an ”inherited IRA“ that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant). ”Eligible Designated Beneficiaries“ include beneficiaries who are not more than 10 years younger, disabled, chronically ill, and minors until age of majority, at which time the 10-year rule applies.
If an individual dies after RMDs have begun for such individual, any remainder of the individual’s interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual’s death.
The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner’s surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
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The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount. RMDs also can be made in the form of Annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.
In addition, in computing any RMD amount based on a contract’s account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 25% penalty tax for RMDs (or reduced amount) if such additional RMD amount is not timely distributed. There is a recent exception to the RMD rules for certain lifetime income annuity benefits (Qualified Longevity Annuity Contracts, or ”QLAC“), provided by Revenue Ruling 2012-3 and proposed Treasury regulations.
Tax Withholding for Qualified Plans
Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. The federal income tax withholding requirements, including any ”elections out“ and the rate at which withholding applies are different for periodic and non-periodic distributions. Special rules apply when the distribution is an ”eligible rollover distribution“ from a Qualified Plan (described below in ”Rollover Distributions“). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the ”eligible rollover distribution,“ to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in ”Rollover Distributions“). Payees cannot elect out of this mandatory 20% withholding in the case of such an ”eligible rollover distribution.“
Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.
Regardless of any ”election out“ (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee’s total tax liability.
Rollover Distributions
The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plans (a ”direct transfer“ or a ”direct rollover“) or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a ”60-day rollover“), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, We advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.
For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transferor Plan and if other applicable conditions are met. Such a ”direct transfer“ between the same kinds of Plan is generally not treated as any form of ”distribution“ out of such a Plan for federal income tax purposes.
By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a ”distribution“ out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a ”direct rollover“ (made directly to another Plan) or as a ”60-day rollover.“ The tax restrictions and other rules for a ”direct rollover“ and a ”60-day rollover“ are similar in many ways, but if any ”eligible rollover distribution“ made from certain types of Qualified Plan is not transferred directly to another Plan by a ”direct rollover,“ then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a ”60-day rollover“ by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a ”60-day rollover“, the amount that is not rolled over remains subject to normal income tax plus any applicable penalty.
Under Code Sections 402(f)(2)(A) and 3405(c)(3) an ”eligible rollover distribution“ (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a ”direct rollover“) is generally any distribution to an employee of any portion (or all) of the balance to the employee’s credit in any of the following types of ”Eligible Retirement Plan“: (1) a Qualified Plan under Code Section 401(a) (”Qualified 401(a) Plan“), (2) a qualified annuity plan under Code Section 403(a) (”Qualified Annuity Plan“), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an ”eligible rollover distribution“ does not include any distribution that is either  —
a.an RMD amount;
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b.one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or
c.any distribution made upon hardship of the employee.
Before making an ”eligible rollover distribution,“ a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the ”direct rollover“ and ”60-day rollover“ rules and the distribution’s exposure to the 20% mandatory withholding if it is not made by ”direct rollover.“ Generally, under Code Sections 402(c), 403(b)(8) and 457 (e)(16), a ”direct rollover“ or a ”60-day rollover“ of an ”eligible rollover distribution“ can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an ”eligible rollover distribution“ that can qualify for a tax-free ”60-day rollover“ is limited to the amount that otherwise would be includable in gross income. By contrast, a ”direct rollover“ of an ”eligible rollover distribution“ can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a ”predecessor“ Qualified Plan.
Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free ”direct rollover“ or ”60-day rollover“ can be made between a ”Non-Roth IRA“ (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from Non-Roth IRA to a Roth IRA, or a ”conversion“ of a Non-Roth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free ”direct rollover“ or ”60-day rollover“ can be made between an ”inherited IRA“ (Non-Roth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a ”direct rollover“ or a ”60-day rollover“ to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a ”direct rollover“ or a ”60-day rollover“ to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no l-year limit applies to any such ”direct rollover.“ Similar rules apply to a ”direct rollover“ or a ”60-day rollover“ of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer’s SIMPLE Plan is generally disqualified (and subject to the 25% penalty tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a ”direct rollover“ or a ”60-day rollover“ to an Eligible Retirement Plan that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).
Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a non-spouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS and to qualified Coronavirus Related Distributions.
Distribution
The Contracts are no longer offered for sale. MML Distributors, LLC (”MMLD“), a subsidiary of Massachusetts Mutual Life Insurance Company (”MassMutual“), is the principal underwriter of the Contracts, which are sold by affiliated and unaffiliated broker-dealer, and financial institutions.
MMLD is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (”FINRA“). The principal business address of MMLD is 1295 State Street, Springfield, MA 01111.
Financial Intermediaries receive commissions (described below under ”Commissions“). Certain selected Financial Intermediaries also receive additional compensation (described below under ”Additional Payments“). All or a portion of the payments made to Financial Intermediaries may be passed on to Registered Representatives according to a Financial Intermediaries’ internal compensation practices.
Affiliated broker-dealers also employ individuals called ”wholesalers“ in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract value.
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Commissions
Upfront commissions paid to Financial Intermediaries generally range from 0% to up to 7% of each Contribution you pay for your Contract. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1.20% of your Contract value. MMLD pays different commissions based on the Contract variation that you buy.
Commission arrangements vary from one Financial Intermediary to another. We and MMLD are not involved in determining your Registered Representative’s compensation. Under certain circumstances, your Registered Representative may be required to return all or a portion of the commissions paid.
Check with your Registered Representative to verify whether your account is a brokerage or an advisory account. Your interests may differ from Ours and your Registered Representative (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your Registered Representative (or the Financial Intermediary with which they are associated) can be paid both by you and MMLD and its affiliates based on what you buy. Therefore, profits, and your Registered Representative’s (or their Financial Intermediary’s) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.
Additional Payments
Subject to FINRA and Financial Intermediary rules, MMLD and its affiliates also make additional payments to Financial Intermediaries (who may or may not be affiliated with Us) to encourage the sale of this Contract and other contracts that We issue to retirement programs that We or Our affiliates offer (”Additional Payments“). Additional Payments are generally based on average net assets (or aged assets) of the contracts or programs attributable to a particular Financial Intermediary, on sales of the contracts or programs attributable to a particular Financial Intermediary, and/or sales expenses. Additional Payments may be used for various purposes, and may take various forms, such as:
•Payments for access to Registered Representatives and/or Financial Intermediaries, such as through one-on-one wholesaler visits or attendance at national sales meetings or similar events.
•Payments for inclusion of Our products on a Financial Intermediary’s ”preferred list“; participation in, or visibility at, national and regional conferences; and/or articles in Financial Intermediary publications highlighting Our products and services.
•Payments for various marketing expenses such as joint marketing campaigns and/or Financial Intermediary event advertising/participation; sponsorship of Financial Intermediary sales contests and/or promotions in which participants (including Registered Representatives) receive prizes such as travel awards, merchandise and recognition; and expenses of generating clients.
•Payment and support to Underlying Fund companies including Fund related wholesaler support, training and marketing activities for certain Funds, and providing sales activity reports.
•Sales support through such things as providing hardware and software, operational and systems integration, links to Our website from a Financial Intermediary’s websites; shareholder services (including sub-accounting) sponsorship of Financial Intermediary due diligence meetings; and/or expense allowances and reimbursements.
•”Due diligence“ payments for a Financial Intermediary’s examination of a product; payments for educational training, sales or training seminars, conferences and programs, sales and service desk training, and/or client or prospect seminar sponsorships.
•Occasional meals and entertainment, tickets to sporting events and other gifts.
More Information
Modification of the Contracts
Subject to any federal and state regulatory restrictions, We may modify the Contracts at any time by written agreement between the Contract Owner and Us. No modification will affect the amount or term of any Annuities begun prior to the effective date of the modification, unless it is required to conform the Contract to, or give the Contract Owner the benefit of, any federal or state statutes or any rule or regulation of the U.S. Treasury Department or the Internal Revenue Service.
On or after the fifth anniversary of any contract we may change, from time to time, any or all of the terms of the Contracts by giving 90 days advance written notice to the Contract Owner, except that the Annuity tables, guaranteed interest rates and the Contingent Deferred Sales Charges which are applicable at the time a Participant’s Account is established under a contract, will continue to be applicable.
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We may modify the Contract at any time if such modification: (i) is necessary to make the Contract or the Separate Account comply with any law or regulation issued by a governmental agency to which We are subject; or (ii) is necessary to assure continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or annuity contracts; or (iii) is necessary to reflect a change in the operation of the Separate Account or the Sub-Accounts); or (iv) provides additional Separate Account options; or (v) withdraws Separate Account options. In the event of any such modification We will provide notice to the Contract Owner or to the payee(s) during the Annuity period. Talcott may also make appropriate endorsement in the Contract to reflect such modification.
A contract may be suspended by the Contract Owner by giving us written notice at least 90 days before the effective date of the suspension at our Administrative Office. A contract will be suspended automatically on its anniversary if the Contract Owner fails to assent to any modification of a contract. In this context, such modifications would have become effective on or before that anniversary.
Upon suspension of a 403(b) Contract, we will continue to accept Contributions, subject to the terms of the Contract, as such terms are applicable to Participant’s Accounts under the Contracts prior to such suspension. However, no Contributions will be accepted on behalf of any new Participant Accounts. Annuitants at the time of any suspension will continue to receive their Annuity payouts. The suspension of a 403(b) Contract will not preclude a Contract Owner from applying existing Participant’s Accounts to the purchase of Fixed or Variable Annuity benefits.
Upon suspension of all other Contracts, Talcott Resolution will not accept future contributions.
Reservation of Rights Under the Contract
We may, at Our sole discretion, elect not to exercise a right or reservation specified in this Contract. If we elect not to exercise a right or reservation, We are not waiving it. We may decide to exercise a right or a reservation that We previously did not exercise.
Legal Proceeding
Like other insurance companies, We are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, We do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts.
Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s results of operations or cash flows in particular quarterly or annual periods.
42

Appendix A – Underlying Funds
The following is a list of the Underlying Funds currently available under the Contract. In the event more than one Underlying Funds were offered under the Contract, the Underlying Funds available to you may vary by Employer. In such an event, you should refer to your retirement plan documents for a list of Underlying Funds available to you. More information about the Underlying Fund is available in the prospectuses for the Fund, which may be amended from time to time and can be found online at https://plan.empower-retirement.com/plancloudws/fundprospectus. You can also request this information at no cost by calling (844) 804-8989 or sending an email request to participantservices@empower.com.
The current expenses and performance information below reflect fees and expenses of the Underlying Funds, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. The past performance of a Fund is not necessarily an indication of future performance.

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Global Large-Stock Growth	AB Sustainable Global Thematic Fund - Advisor Class*	0.77%	6.27%	9.09%	10.17%
	Adviser: AllianceBernstein L.P.
	Subadviser: N/A
US Fund Large Value	American Century Equity Income Fund - Class A (Effective 5/1/2020, the underlying Fund is not available as a new Sub-Account for existing Contracts)	1.18%	10.26%	5.34%	7.55%
	Adviser: American Century Investment Management Inc
	Subadviser: N/A
US Fund Large Value	American Century Equity Income Fund - Investor Class	0.93%	10.53%	5.60%	7.82%
	Adviser: American Century Investment Management Inc
	Subadviser: N/A
US Fund Intermediate Government	American Century Ginnie Mae Fund - Class A	0.80%	0.24%	-1.27%	0.18%
	Adviser: American Century Investment Management Inc
	Subadviser: N/A
US Fund Small Blend	American Century Small Company Fund - Class A	1.11%	4.16%	6.73%	5.64%
	Adviser: American Century Investment Management Inc
	Subadviser: N/A
US Fund Money Market-Taxable	American Century U.S. Government Money Market Fund - Class A	0.71%	4.62%	2.05%	1.48%
	Adviser: American Century Investment Management Inc
	Subadviser: N/A
APP A-1

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Foreign Large Growth	American Funds EuroPacific Growth Fund® - Class R4	0.82%	4.68%	3.58%	5.30%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Diversified Emerging Mkts	American Funds New World Fund® - Class R3	1.22%	6.20%	4.39%	5.87%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Insurance Large Blend	BlackRock S&P 500 Index V.I. Fund - Class I Shares	0.13%	24.83%	14.38%	12.89%
	Adviser: BlackRock Advisors, LLC
	Subadviser: N/A
US Fund Large Growth	Calvert Equity Fund - Class A	0.90%	8.39%	11.04%	12.44%
	Adviser: Calvert Research and Management
	Subadviser: Atlanta Capital Management Company,LLC
US Fund Moderately Aggressive Allocation	Empower Moderately Aggressive Profile Fund - Investor Class*	1.01%	9.34%	6.63%	6.74%
	Adviser: Empower Capital Management, LLC
	Subadviser: N/A
US Fund Global Large-Stock Value	Franklin Mutual Global Discovery Fund - Class A	1.21%	4.57%	6.36%	6.00%
	Adviser: Franklin Mutual Advisers, LLC
	Subadviser: N/A
US Fund Mid-Cap Growth	Franklin Small-Mid Cap Growth Fund - Class A*	0.86%	11.36%	9.99%	9.66%
	Adviser: Franklin Advisers, Inc.
	Subadviser: N/A
US Fund Small Value	Goldman Sachs Small Cap Value Fund - Institutional Class*	0.96%	7.69%	5.73%	6.37%
	Adviser: Goldman Sachs Asset Management, L.P.
	Subadviser: N/A
APP A-2

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Value	Hartford Dividend and Growth HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.65%	12.67%	10.75%	10.55%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Mid-Cap Growth	Hartford MidCap HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.73%	6.28%	4.91%	8.27%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Small Growth	Hartford Small Company HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.80%	12.00%	7.36%	8.28%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Intermediate Core-Plus Bond	Hartford Total Return Bond HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.50%	2.33%	0.28%	1.97%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Ultrashort Bond	Hartford Ultrashort Bond HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.44%	5.20%	2.26%	1.78%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
APP A-3

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Moderate Allocation	Invesco Equity and Income Fund - Class A* (Effective 5/1/2020, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.77%	11.81%	8.05%	7.11%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Moderate Allocation	Invesco Equity and Income Fund - Class Y*	0.52%	12.08%	8.33%	7.38%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Diversified Emerging Mkts	Invesco EQV Emerging Markets All Cap Fund - Class Y	1.14%	-0.42%	-0.37%	2.91%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Global Small/Mid Stock	Invesco Global Opportunities Fund - Class A	1.14%	-7.47%	-2.40%	5.96%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Multisector Bond	Loomis Sayles Bond Fund - Retail Class*	0.90%	6.38%	0.98%	2.03%
	Adviser: Loomis, Sayles & Company LP
	Subadviser: N/A
US Fund Small Growth	Macquarie Small Cap Growth Fund - Class Y* (Effective 12/31/24, Delaware Small Cap Growth Fund was renamed Macquarie Small Cap Growth Fund)	1.13%	14.25%	6.17%	8.23%
	Adviser: Delaware Management Company
	Subadviser: Macquarie Investment Management Global Limited
US Fund Large Growth	Massachusetts Investors Growth Stock Fund - Class A	0.71%	16.33%	12.49%	13.24%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
US Fund Large Growth	MassMutual Blue Chip Growth Fund - Class R5	0.75%	35.13%	16.06%	15.51%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Loomis, Sayles & Company LP;T. Rowe Price Associates, Inc.;
APP A-4

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Blend	MassMutual Equity Opportunities Fund - Class R5	0.86%	9.77%	9.33%	10.03%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Wellington Management Company LLP;T. Rowe Price Associates, Inc.;
US Fund Global Large-Stock Growth	MassMutual Global Fund - Class R4 (Effective 5/1/2020, the underlying Fund is not available as a new Sub-Account for existing Contracts)	1.38%	15.36%	8.82%	9.20%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Invesco Advisers, Inc.
US Fund Global Large-Stock Growth	MassMutual Global Fund - Class R5	1.03%	15.76%	9.21%	9.58%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Invesco Advisers, Inc.
US Fund High Yield Bond	MassMutual High Yield Fund - Class R5*	0.64%	9.52%	4.36%	5.30%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Barings LLC;Baring International Investment Ltd;
US Fund Foreign Large Blend	MassMutual International Equity Fund - Class R4*	1.53%	-2.55%	3.42%	4.31%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Thompson, Siegel & Walmsley LLC;Wellington Management Company LLP;
US Fund Mid-Cap Growth	MassMutual Mid Cap Growth Fund - Class R5*	0.76%	11.29%	7.88%	10.07%
	Adviser: MML Investment Advisers, LLC
	Subadviser: T. Rowe Price Associates, Inc.;Frontier Capital Management Company, LLC;T. Rowe Price Investment Management,Inc.;
APP A-5

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Short-Term Bond	MassMutual Short-Duration Bond Fund - Class R4*	0.91%	7.49%	1.31%	1.71%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Barings LLC;Baring International Investment Ltd;
US Fund Small Growth	MassMutual Small Cap Growth Equity Fund - Class R4	1.30%	14.90%	8.78%	9.63%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Wellington Management Company LLP;Invesco Advisers, Inc.;
US Fund Small Blend	MassMutual Small Cap Opportunities Fund - Class R4* (Effective 5/1/2020, the underlying Fund is not available as a new Sub-Account for existing Contracts)	1.10%	12.46%	10.12%	8.63%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Invesco Advisers, Inc.
US Fund Small Blend	MassMutual Small Cap Opportunities Fund - Class R5*	0.75%	12.84%	10.49%	9.00%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Invesco Advisers, Inc.
US Fund Small Value	MassMutual Small Company Value Fund - Class R4*	1.31%	9.30%	7.37%	6.51%
	Adviser: MML Investment Advisers, LLC
	Subadviser: AllianceBernstein L.P.;American Century Investment Management;
US Fund Moderate Allocation	Oakmark Equity and Income Fund - Investor Class	0.85%	8.72%	7.98%	6.88%
	Adviser: Harris Associates L.P.
	Subadviser: N/A
US Fund Intermediate Core-Plus Bond	PIMCO Total Return ESG Fund - Admin Class	1.07%	2.05%	-0.56%	1.15%
	Adviser: Pacific Investment Management Company, LLC
	Subadviser: N/A
APP A-6

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Foreign Large Value	Templeton Foreign Fund - Class A*	1.10%	-2.48%	3.35%	3.19%
	Adviser: Templeton Global Advisors Limited
	Subadviser: N/A
US Fund Global Bond	Templeton Global Bond Fund - Advisor Class*	0.72%	-11.79%	-4.90%	-1.78%
	Adviser: Franklin Advisers, Inc.
	Subadviser: N/A
US Fund Mid-Cap Value	Victory Sycamore Established Value Fund - Class I	0.58%	10.19%	11.06%	10.76%
	Adviser: Victory Capital Management Inc.
	Subadviser: N/A
US Fund Natural Resources	Virtus Duff & Phelps Water Fund - Institutional Class*	0.93%	5.76%	6.74%	7.71%
	Adviser: Virtus Investment Advisers, LLC
	Subadviser: Duff & PheLPs Investment Management Co
* Denotes Underlying Funds and their investment advisers that have entered into temporary expense reimbursements and /or fee waivers. See the prospectus for the Underlying Fund for further information.
HV-4899
APP A-7

The Statement of Additional Information (“SAI”), which is incorporated by reference into this Prospectus, includes additional information about the Separate Account and the Contract. The SAI is available without charge, upon request. To request copies of the SAI and make other inquiries about your Contracts, call us at 1-844-804-8989. Copies of the SAI and other information are also available on the following website https://plan.empower.com/plancloudws/fundprospectus and by e-mail request to participantservices@empower.com. Reports and other information about the Separate Account and the Contract are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
C000055031

Talcott Resolution Life Insurance Company Group Variable Annuity Contracts Separate Account Eleven PremierSolutions Standard (Series II) Sub-Administered by Empower Annuity Insurance Company of America
Overview
This Prospectus describes information you should know before you purchase or become a Participant under a group variable annuity contract (the “Contract” or “Contracts”). Please read it carefully before you purchase or become a Participant under the Contract. We no longer sell the Contract. However, we continue to administer existing Contracts. The Contract provides for accumulation of Participant Account value and Annuity payments on a fixed and/or variable basis.
Talcott Resolution Life Insurance Company issues the Contracts for use in certain retirement programs adopted according to the Internal Revenue Code.
You or your Employer allocate your plan Contribution to “Sub-Accounts.” Sub-Accounts are subdivisions of the Separate Accounts that we established to keep your Contributions separate from our company assets. The Sub-Accounts purchase shares of underlying mutual funds (“Underlying Funds”) that have investment strategies ranging from conservative to aggressive. You choose the Sub-Accounts that meet your investment goals and risk tolerance. For additional information on the underlying Funds see Appendix A: “Underlying Funds.”
For Contracts issued in connection with Employer-sponsored retirement programs, the Contract Owner decides which Sub-Accounts described in this Prospectus are available to Participants. As a result, if you are a Participant in an Employer-sponsored retirement program, you may not be able to allocate Contributions to all of the Sub-Accounts described in this Prospectus. For additional information describing which Sub-Accounts are available to you, please refer to the materials describing your Employer’s program.
Depending on which Sub-Accounts you select, the underlying Funds may be retail mutual funds that are available to the public, or mutual funds that are only available to insurance company separate accounts. Because your Contributions purchase Sub-Accounts, you do not invest directly in any of the Underlying Funds.
The Contracts may contain a General Account option. The General Account option has certain restrictions. The General Account option and these restrictions are not described in this Prospectus. The General Account option is not required to be registered with the Securities and Exchange Commission (“SEC”).
If you decide to become a Contract Owner or a Participant, you should keep this Prospectus for your records. You can also call Empower at 1-844-804-8989 to get a Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about the Contract, and like this Prospectus, is filed with the SEC.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The SEC doesn’t approve or disapprove these securities or determine if the information in this Prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense.
This Prospectus and the Statement of Additional Information can also be obtained from the SEC’s website (http://www.sec.gov).
This group variable annuity contract IS NOT:
♦A bank or credit union deposit or obligation
♦FDIC or NCUA insured
♦Insured by any federal government agency
♦Guaranteed by any bank or credit union
♦May go down in value
Prospectus Dated: May 1, 2025

Section	Page
2

Appendix A Underlying Funds	APP A-1

3

Glossary Of Special Terms
The defined terms set out in this prospectus also appear in and apply to the related Statement of Additional Information (“SAI”).
Accumulation Period: The period before the start of Annuity payouts.
Accumulation Units: If you allocate your Contributions to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of Participant Accounts invested in the Sub-Accounts prior to Annuitization.
Annual Maintenance Fee: An annual charge for establishing and maintaining a Participant’s Account under a Contract.
Annuitant: The person on whose life Annuity payouts are based.
Annuitant’s Account: An account established at the beginning of the Annuity Period for making Annuity payouts under the Contracts.
Annuity: A series of payments for life or another designated period.
Annuity Commencement Date: The date we start to make Annuity payouts to you.
Annuity Period: The period during which we make Annuity payouts to you.
Annuity Unit: A unit of measure we use to calculate the value of Annuity payments under a Variable Annuity payout option.
Beneficiary: The person or persons designated to receive Contract values in the event of the Participant’s or Annuitant’s death.
Code: The Internal Revenue Code of 1986, as amended.
Contract Owner: The Employer or entity owning the Contract.
Contract Year: A period of 12 months beginning with the effective date of the Contract or with any anniversary of the effective date.
Contribution(s): The amount(s) paid or transferred or rolled over to Us by the Contract Owner on behalf of Participants pursuant to the terms of the Contracts.
Date of Coverage: The date on which we receive the application on behalf of a Participant.
Due Proof of Death: A certified copy of the death certificate, an order of a court of competent jurisdiction, a statement from a physician who attended the deceased or any other proof acceptable to us.
Employer: An employer maintaining a Tax-Sheltered Annuity plan, a Deferred Compensation Plan, or an Individual Retirement Annuity plan for its employees.
Empower: Empower Annuity Insurance Company of America, which serves as sub-administrator of the Contracts and the Separate Account. You may contact Empower at 1-844-804-8989, Participantservices@empower.com, or at 8515 E. Orchard Road, Greenwood Village, CO 80111.
Empower Administrative Office: Overnight and Standard mailing address: Empower, 8515 E. Orchard Road, Greenwood Village, CO 80111.
Fixed Annuity: An Annuity providing for guaranteed payments which remain fixed in amount throughout the payment period and which do not vary with the investment experience of a separate account.
General Account: Our General Account that consists of all of our company assets, including any money you have invested in the General Account. The assets in the General Account are available to the creditors of Talcott Resolution.
Minimum Death Benefit: The minimum amount payable upon the death of a Participant prior to age 65 and before Annuity payments have started.
Participant (also, “you”): Any employee or former employee of an Employer or other individual with a Participant Account under a Contract.
Participant Account: An account under a Contract to which the General Account values and the Separate Account Accumulation Units are allocated on behalf of a Participant under a Contract.
Participant’s Contract Year: A period of twelve (12) months beginning with the Date of Coverage of a Participant and each successive 12-month period.
4

Premium Tax: A tax or amount of tax, if any, charged by a state, federal, or other governmental entity on Contributions or Contract values.
Related Contract: Another contract or funding vehicle under your plan that may be considered when determining charges or benefits under the Contract described in this Prospectus. Your Employer and Talcott Resolution agree as to whether another contract or funding vehicle is eligible as a Related Contract.
Separate Account: Separate Account Eleven of Talcott Resolution Life Insurance Company.
Sub-Account Value: The value on or before the Annuity Commencement Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit value for that Sub-Account.
Surrender: Any withdrawal of Contract values.
Talcott Resolution, We, Us or Our: Talcott Resolution Life Insurance Company
Tax-Sheltered Annuity (also “Tax Deferred Annuity”): An Annuity Contract purchased by an Employer on behalf of its employees that qualifies for special tax treatment under section 403(b) of the Code.
Valuation Day: Every day the New York Stock Exchange is open for trading. The value of a Separate Account is determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on such days.
Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.
Variable Annuity: An Annuity providing for payments varying in amount in accordance with the investment experience of the assets held in the underlying Funds of the Separate Account.

5

Important Information You Should Consider About the Contract

FEES AND EXPENSES				LOCATION IN PROSPECTUS
Charges for Early Withdrawals
You do not pay a sales charge at the time you make a Contribution to your Participant Account. But you may pay a Contingent Deferred Sales Charge (“CDSC”) if you fully or partially surrender your Participant Account Value during the first five Contract Years. No CDSC applies in the sixth Contract Year or later.
For example, if you made a withdrawal of $100,000.00 (a partial surrender) from your Participant Account Value during your first Contract Year, you would pay a maximum CDSC of $5,000.00.
Contract Charges: Contingent Deferred Sales Charge
Transaction Charges
In addition to the Contingent Deferred Surrender Charge, you may be charged for other transactions. These may include fees to set up and administer a Loan from your Participant Account Value, charges for Premium Taxes that are imposed by a State or other government entity, or a Transfer Fee for transfers among the Sub-Accounts that exceed twelve transfers in a Contract Year.
Contract Charges: Loan Fees; Premium Taxes; and Transfer Fees
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year. Please refer to your Contract specifications page for information about the specific fees you will pay each year.
The fees and expenses don’t reflect advisory fees that are paid to investment advisors from the Participant Account. If such charges were reflected, such fees and expenses would be higher.
Fee Table: Participant Transaction Expenses; Annual Contract Expenses; Annual Underlying Funds Operating Expenses
	Annual Fee	Minimum	Maximum
	Base Contract[1]	0.00%	1.33%
	Investment options (Fund fees and expenses)[2]	0.17%	3.30%
1 As a percentage of Total Value of Participant Accounts under the Contract. [2] As a percentage of Underlying Fund assets.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges.

	Lowest Annual Cost: $1,303	Highest Annual Cost: $3,670
	Assumes: •Investment of $100,000 •5% annual appreciation •Least expensive Contract and Underlying Fund fees and expenses •No CDSC charge •No additional Purchase Payments, transfers, or withdrawals	Assumes: •Investment of $100,000 •5% annual appreciation •Most expensive Contract and Underlying Fund fees and expenses •No CDSC charge •No additional Purchase Payments, transfers, or withdrawals
Other Plan or Participant Charges	Any plan-specific fees.			Fee Table: Participant Transaction Expenses

6

RISKS		LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this Contract, including loss of principal and prior credited earnings.	Principal Risks
Not a Short Term Investment
The Contract is designed as a long-term accumulation Investment for retirement savings. It is not designed for short term investment and is not appropriate for an investor who needs ready access to cash.
Principal Risks
Risks Associated with Investment Options
•An investment in this Contract is subject to the risk of poor investment performance of the Underlying Funds available under the Contract.
•Each Underlying Fund has its own unique risks.
•You should review the prospectus for each Underlying Fund before making an investment decision.
Principal Risks
Insurance Company Risks
Any obligations, guarantees, and benefits of the Contract are subject to the claims- paying ability of the Talcott Resolution. If Talcott Resolution experiences financial distress, it may not be able to meet its obligations to you. More information about Talcott Resolution, including its financial strength ratings, is available upon request. You may make such request by calling 844-804-8989 or visiting https://www.talcottresolution.com
Principal Risks
RESTRICTIONS		LOCATION IN PROSPECTUS
Investments	Talcott may add or remove an Underlying Fund as an investment option under the Contract or to limit its availability to new Contributions or Transfers of Participant Account Value.	Changes to the Funds and Separate Account
Optional Benefits
Loans will have a permanent effect on the Participant’s Account because the investment results of each Sub-account will apply only to amounts remaining in the Sub-accounts. A loan that is not repaid will also reduce the death benefit.
If the Participant elects to pay third-party advisory fees out of the Contract, they may be subject to federal and state taxes, and a 10% federal tax penalty may apply if the Participant is under age 59 1∕2.
Description of the Contracts– Transfers between Sub-Accounts; Restrictions on Sub-Account Transfers
TAXES		LOCATION IN PROSPECTUS
Tax Implications
•You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
•Because you purchase the Contract through a qualified retirement plan, it does not provide any additional tax benefit.
•Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59 1∕2.
Federal Tax Considerations
CONFLICTS OF INTEREST		LOCATION IN PROSPECTUS
Investment Professional Compensation
Your registered representative may receive compensation in the form of commissions for selling this Contract to you. Such compensation may influence your registered representative to recommend this Contract over another investment.
Distribution
Exchanges
Because this Contract is no longer available for sale, it should not be offered to you in exchange for another annuity contract that you own. But you should be aware, in general, that some investment professionals have a financial incentive to offer you a new contract in place of the one that you own. You should exchange an annuity contract only if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new annuity contract rather than continue to own the existing annuity contract.
N/A
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Overview of the Contract
Purpose
The Contract is designed for purchase by sponsors of retirement plans established under Sections 401(a), 403(a), 403(b), 457 and 408 of the Code as an investment option for their participants. The Contract offers a number of Underlying Funds in which participants may invest through the Sub-accounts. A General Account Option that guarantees payment of a minimum interest rate may also be available.
Phases of the Contract
The Contract has two periods: (1) the Accumulation Period and (2) the Annuity Period:
During the Accumulation Period, the Employer makes Contributions to the Contract on behalf of Plan Participants that Participants may allocate among the Sub-Accounts and, if available through the Plan, to the General Account Option. For additional information about the Underlying Funds available for investment through the Sub-Accounts, see Appendix A: Underlying Funds, at the back of this prospectus.
During the Accumulation Period, participants may request full or partial surrenders of their Participant Account value. In addition, participants may be able to request a loan from their Participant Account value.
The Accumulation Period ends on the Annuity Commencement Date when annuity payments begin. A Participant selects an Annuity Commencement Date and an Annuity Payout Option. The Contract provides five annuity options, which may be selected on either a Fixed or Variable Annuity basis or a combination thereof.
During the Annuity Period, neither partial nor full surrenders are permitted except from annuities under Annuity Payout Option No. 5 - Payments for a Designated Period – that are selected on a variable basis. Nor may Participants request a loan during the Annuity Period.
Contract Features
Death Benefit: In the event that a participant dies during the Accumulation Period, then the type of death benefit paid depends on whether the participant died (a) before age 65, or (b) on or after age 65. If the participant died before age 65, a Minimum Death Benefit is payable to the Beneficiary. As further described in this Prospectus, the Minimum Death Benefit is generally the greater of (a) the value of the Participant Account and (b) 100% of the Contributions to the Participant Account less prior Surrenders and outstanding Participant loans. If the participant died on or after age 65, then the Contract pays a death benefit equal to the Participant Account Value, less any outstanding charges and loan. The form of the death benefit payable is subject to any limitation imposed by the Plan and the terms of the Contract.
Withdrawal Options: Full and Partial Surrenders are permitted during the Accumulation Period. They are allowed during the Annuity Period only from an annuity under Option No. 5 – Payments for a Designated Period – that is selected on a variable basis.
Loans: Participants may request loans under certain Plans. To obtain a loan, the participant must enter into an agreement with the Contract administrator that describes the terms, conditions and fees or charges of the loan. The Plan may restrict the amount of Participant Account value available for a loan. See the more detailed section “Participant Loans”.
Systemic Withdrawal Option: If permitted by Internal Revenue Service Regulations and the Plan, Participants who have terminated their employment with the Employer may elect systemic withdrawals based on a specific payment of amount, the frequency of payments and the duration of payments, while remaining in the Accumulation Period.

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Fee Table

The following tables describe the fees and expenses that you, as a Participant, will pay when opening, holding and surrendering amounts from your Participant Account. Please contact your Plan Administrator for information about the specific fees you will pay each year under the Contract.
Please note that there may be additional extra-contractual fees and charges that are not reflected in the Fee Tables, such as custodial or advisory fees that are plan and/or Participant specific, and if such costs were reflected, the cost would be higher. Depending on the type of charge, these may reduce your Participant Account Value and/or could have tax consequences. See the Section “Plan Related Expenses” under “Contract Charges” later in this Prospectus.
The Contract may be available to third-party intermediaries who may charge you a fee for their services in addition to Contract fees and expenses. If you wish to pay these fees from your Covered Account Value, then the deduction will reduce the death benefit and may be subject to state and federal income taxes and a 10% federal penalty tax may apply if you are under age 59 1∕2.
The first table describes the fees and expenses you will pay at the time you make contributions to, withdrawals from, request a Loan from, surrender you Participant Account value, or transfer Participant Account value between Sub-Accounts. State Premium Tax may also be deducted.
Participant Transaction Expenses

Sales Load on Premium Payments	None
Maximum Surrender Charge (as a % of each premium payment withdrawn)(1)	5%
Transfer Processing Fee	After the first 12 transfers in a Contract Year, we may charge $5 for each additional transfer during that Contract Year. There is no fee for the first 12 transfers during a Contract Year.
Loan Set-up Fee	$50
(1)We do not deduct a charge for sales expenses from premiums at the time they are paid. However, We may deduct a surrender charge when a premium is withdrawn upon a surrender or partial surrender or applied to certain annuity options during the first five years following the payment of that premium. The surrender charge is calculated as a percentage of the premium payment being withdrawn or annuitized during the applicable Premium Year. The amount of the surrender charge decreases over time, measured from the date the premium payment is credited to the Contract. The surrender charge percentages are shown below.

Premium Years Since Payment of Premium	1	2	3	4	5	6+
Charge (%)	5	4	3	2	1	0
The next table describes the fees that you will pay each year during the time that you hold Participant Account value under the Contract (not including Underlying Fund fees and expenses).
Annual Contract Expenses

	Minimum Fee	Maximum Fee
Annual Maintenance Fee(1)	$0	$30
Base Contract Fee (as a percentage of average daily Sub-Account value)(2)	0.00%	1.25%
Annual Loan Administration Fee(3)	$50	$50
(1)The Annual Maintenance Fee is deducted from each Participant Account on a quarterly basis. The maximum Annual Maintenance Fee is $30.00. The current Annual Maintenance Fee varies with the Average Participant Account Value under the Contract. For Average Participant Account Values between $0 and $19,999.00, the Annual Maintenance Fee is $20.00, for Average Participant Account Values between $20,000.00 and 39,000.00, the Annual Maintenance Fee is $10.00 and for Average Participant Account Values over $40,000.00, the Annual Maintenance Fee is $0.
(2)The Base Contract Fee consists of the Mortality and Expense Risk and Administrative Charge, which varies with the total value of Participant Accounts under the Contract. The Mortality and Expense Risk and Administrative Charge is either deducted daily (Method 1) or quarterly (Method 2), depending on which method is selected by your Employer.
(3)This fee does not include an interest charged under the terms of the loan.
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The next item shows the minimum and maximum total operating expenses charged by the Underlying Funds as of December 31, 2024 that you may pay periodically during the time that you participate in the Contract. A complete list of the Underlying Funds available under the Contract, including their annual expenses, may be found at the back of this Prospectus in Appendix A – Underlying Funds.

Annual Underlying Funds Operating Expenses	Minimum	Maximum
Expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses	0.17%	3.30%
EXAMPLE
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Participant administrative expenses, Base Contract Expenses and Underlying Fund fees and expenses.
Please note that there may be additional extra-contractual fees and charges that are not reflected in the Example, such as custodian or advisory fees that are plan and/or participant specific. Depending on the type of charge, these may reduce only your Participant Account Value, and/or could have tax consequences. See the section “Plan Related Expenses” later in this Prospectus.
The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the highest Total Annual Fund Operating Expenses. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the underlying funds. If these arrangements were taken into consideration, the expenses shown would be lower.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	If you Surrender your Contract at the end of the applicable time period
Mortality and Expense Risk and Administrative Charge	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
1.25%	$9,208	$16,851	$24,527	$47,586
1.05%	$9,013	$16,280	$23,598	$45,928
0.85%	$8,818	$15,707	$22,662	$44,236
0.75%	$8,721	$15,419	$22,190	$43,377
0.65%	$8,623	$15,131	$21,717	$42,509
0.50%	$8,477	$14,698	$21,003	$41,191
0.35%	$8,331	$14,263	$20,284	$39,852
0.15%	$8,136	$13,682	$19,319	$38,035
0.00%	$7,990	$13,244	$18,590	$36,649

	If you annuitize at the end of the applicable time period
Mortality and Expense Risk and Administrative Charge	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
1.25%	$4,694	$14,124	$23,612	$47,586
1.05%	$4,489	$13,535	$22,673	$45,928
0.85%	$4,284	$12,943	$21,726	$44,236
0.75%	$4,181	$12,646	$21,249	$43,377
0.65%	$4,079	$12,349	$20,770	$42,509
0.50%	$3,925	$11,901	$20,048	$41,191
0.35%	$3,771	$11,452	$19,322	$39,852
0.15%	$3,566	$10,852	$18,346	$38,035
0.00%	$3,413	$10,399	$17,608	$36,649
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	If you do not Surrender your Contract
Mortality and Expense Risk and Administrative Charge	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
1.25%	$4,694	$14,124	$23,612	$47,586
1.05%	$4,489	$13,535	$22,673	$45,928
0.85%	$4,284	$12,943	$21,726	$44,236
0.75%	$4,181	$12,646	$21,249	$43,377
0.65%	$4,079	$12,349	$20,770	$42,509
0.50%	$3,925	$11,901	$20,048	$41,191
0.35%	$3,771	$11,452	$19,322	$39,852
0.15%	$3,566	$10,852	$18,346	$38,035
0.00%	$3,413	$10,399	$17,608	$36,649
Principal Risks of Investing in the Contract
Not a Short Term Investment Vehicle. The Contract is designed for retirement savings or other long-term purposes. It is not appropriate for investors who need ready access to cash.
Risks Associated with Underlying Funds. The value of your investment and any returns will depend on the performance of the Underlying Fund(s) you select. You bear the risk of any decline in your Participant Account value resulting from the Underlying Fund(s)’ performance.
Company’s Claims Paying Ability. Guarantees and benefits provided by the Talcott Resolution are subject to the financial strength and claims paying ability of the company. If the Talcott experiences financial difficulty, it may not be able to make guaranteed payments that exceed the assets in the Separate Account.
Deduction of Third-Party Advisory Fees. Risks relating to the deduction of advisory fees will reduce your Participant Account Value and subject to state and federal income tax, as well as a 10% federal penalty tax if the Participant is under age 59 1/2.
Limitations on Surrenders and Withdrawals. During the first five Contract Years we will deduct a Contingent Deferred Surrender Charge if you surrender or take a withdrawal from the Contract. You should purchase the Contract only if you have the ability to keep it in force for a substantial period of time.
Contract Suspension. The Contract may be suspended where new Contributions and new Participant Accounts may be prohibited.
Tax Consequences. Withdrawals are generally taxable as ordinary income. Withdrawals before age 59 1∕2 may be subject to a tax penalty.
Cyber Security and Business Continuity Risk. Our business is highly dependent upon the effective operation of our computer systems and those of our business partners and service providers. Our business is therefore subject to operational and information security risks. These risks include, among other things, the theft, misuse, corruption, and destruction of electronic data; interference with or denial of service; attacks on systems or websites; and unauthorized release of confidential customer or business information. Systems failures and cybersecurity incidents could severely impede our ability to conduct our business and administer the Contract and may adversely affect you and/or your Contract. For instance, a cybersecurity incident may interfere with our ability to process Contract transactions or calculate Contract values, including Accumulation Unit values. Such events could also adversely affect us, as they may result in regulatory fines, financial losses and reputational damage. Cybersecurity incidents may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value. Financial services companies, such as us, are increasingly the targets of cyber-attacks. While we take significant efforts to protect our systems and data, there can be no assurance that systems disruptions and cybersecurity incidents will always be detected, prevented, or avoided in the future.

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We are also exposed to risks related to natural and man-made disasters, and other severe events, such as storms, public health crises, terrorist acts, and military actions, any of which could adversely affect our business operations. While we have a business continuity plan and have taken precautions, we cannot assure you that severe events will not result in interruptions to our business operations, particularly if such events affect our computer systems. Interruptions to our business operations may impair our ability to effectively administer the Contract, including our ability to process orders and calculate Contract values. Additionally, our third-party service providers and other third-parties related to our business (such as financial intermediaries or underlying funds) are subject to similar risks. Successful implementation and execution of their business continuity policies and procedures are largely beyond our control. Disruptions to their business operations may impair our own business operations.
Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company is a stock life insurance company originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently re-domiciled to Connecticut. Talcott Resolution Life Insurance Company is authorized to do business in all states of the United States and the District of Columbia. In June 2018, the Company changed its name from Hartford Life and Annuity Insurance Company to Talcott Resolution Life and Annuity Insurance Company. Our corporate offices are located at 1 American Row, Hartford, CT 06103.
On January 1, 2013, Talcott Resolution entered into a reinsurance agreement and administrative services agreement with Massachusetts Mutual Life Insurance Company (”MassMutual“) to re-insure the obligations of Talcott Resolution under the Contracts and to provide administration of the Contracts.
On December 20, 2020, MassMutual entered into a reinsurance agreement and subcontractor administrative services agreement with Great-West Life & Annuity Insurance (”Great-West“) to further re-insure the obligations of
Talcott Resolution under the Contracts and to provide administration of the Contracts. On September 2, 2022, Great-West Life & Annuity Insurance Company was re-named Empower Annuity Insurance Company of America (”Empower“).
Empower has primary responsibility for administration of the Contract and the Separate Account. Empower or its affiliates may also provide recordkeeping and other service to the Plan for which they receive compensation from Plan assets.
Financial Condition of Talcott Resolution
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.talcottresolution.com or visiting the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
The Separate Account
The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. The Separate Account is divided into Sub-Accounts. Each Sub-account invests in a single class of shares of an Underlying Fund, which is a separate mutual fund having its own investment objectives and policies and is registered with the SEC as an open-end management investment company or portfolio thereof. We do not guarantee the investment performance of the Sub-Accounts.
Your Participant Account value allocated to the Sub-Accounts will vary with the investment performance of the Underlying Funds. You bear the full investment risk for all Contributions allocated to the Sub-Accounts of the Variable Account.
Income, gains and losses credited to, or charged against, a Sub-Account reflect the Sub-Account’s investment experience and not the investment experience of Talcott Resolution’s other assets. Assets of the Separate Account may not be used to pay any liabilities of Talcott Resolution other than those arising under the Contract.
Underlying Funds
Each Underlying Fund is registered with the SEC as a diversified open–end management investment company under the 1940 Act. But the SEC does not supervise their management, investment practices or policies. The (i) name of each Underlying Fund, (ii) its investment objective, (iii) investment adviser and any sub-adviser, (iv) current expenses and (v) performance information is provided in Appendix A: Underlying Funds. Not all Underlying Funds may be available in all states.
The Underlying Fund each issues a prospectus, which contains additional important information about the Fund. You may obtain copies of the prospectuses for the Underlying Funds by contacting Empower at 1-844-804-8989.
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For Contracts issued in connection with Employer-sponsored retirement plans, the Contract owner decides which Sub-Accounts described in this prospectus are available to Participants. As a result, if you are a Participant in an Employer-sponsored Plan, you may not be able to allocate Contributions to all the Sub-Accounts described in the Prospectus. For additional information about the Sub-Accounts available to you, please refer to materials describing your employer’s Plan.
The Contract may contain a General Account option. The General Account option has certain restrictions. Neither the General Account option nor these restrictions are described in this prospectus. The General Account option is not required to be registered with the SEC.
Fees and Payments Received by Talcott Resolution from the Fund Families
On January 1, 2013, Talcott Resolution entered into a reinsurance agreement with Massachusetts Mutual Life Insurance Company (“MassMutual”) to reinsure the obligations of Talcott Resolution under the Contracts and to provide all of the administrative services necessary to support the Contracts. In this role, MassMutual receives all charges, fees, payments and compensation described in this Prospectus as payable to Talcott Resolution. On December 31, 2020, MassMutual entered into a reinsurance agreement with Empower Annuity Insurance Company of America (“Empower”) to further reinsure the obligations of Talcott Resolution under the Contracts. MassMutual also entered into an administrative services agreement and subcontract services agreement for Empower to provide all of the administrative services necessary to support the Contracts. Under these arrangements, Empower now receives (through MassMutual) all charges, fees, payments and compensation described in this Prospectus as payable to Talcott Resolution.
The Contracts are no longer available for sale. The MassMutual affiliate formerly responsible for marketing and selling the Contracts continues to pay sales commissions and other compensation to financial intermediaries for sales and marketing activities related to the Contracts.
Talcott Resolution receives substantial fees and payments with respect to the Underlying Funds that are offered as Sub-Accounts to your Plan through the Contract. These types of fees and payments, which are sometimes called “revenue sharing” payments, are among a number of factors considered when deciding to include a fund in the menu of Underlying Funds offered through the Contract. All of the Underlying Funds on the overall menu make payments to Talcott Resolution or an affiliate. These fees and payments under agreements between Talcott Resolution and the principal underwriters, transfer agents, investment advisers and/or other entities related to the Funds may be in amounts up to 0.75% of assets invested in a Underlying Fund. The fees and payments may include asset based sales compensation and service fees under distribution and/or servicing plans adopted by funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. They may also include administrative service fees and additional payments, expense reimbursements and other compensation. The fees may result in a profit to the extent they exceed expenses, including the expenses of paying compensation to broker-dealers, financial institutions and other persons for selling the Contracts.
Not all fund families pay the same amount of fees and compensation to Us and not all Funds pay according to the same formula. Because of this, the amount of the fees and payments received by Talcott Resolution varies by Fund and Talcott Resolution may receive greater or less fees and payments depending on which variable investment options your Plan selects.
For information on which Underlying Funds pay Talcott Resolution such fees and at what level, please visit https://plan.empower-retirement.com/plancloudws/fundprospectus or call 1-844-804-8989. Written information will be provided upon request.
Endorsement/Sponsorship Fees Paid By Talcott Resolution
Empower, as sub-administrator for the Talcott Resolution Contracts, has entered into endorsement/sponsorship arrangements with the National Association of Police Organizations (NAPO), Fraternal Order of Police (FOP), and National Association of Government Defined Contribution Administrators (NAGDCA). Under the arrangements, Empower pays endorsement/sponsorship fees to NAPO, FOP and NAGDCA, which allows Empower to advertise its retirement products and services to their member organizations and individuals.
For additional information on the amount of fees and payments made by Empower, as sub-administrator for the Talcott Resolution Contracts, please call 1-844-804-8989. Written information will be provided upon request.
Voting Rights
Talcott Resolution is the legal owner of all Underlying Fund shares held in the Separate Account and has the right to vote at the Fund’s shareholder meetings.
As Sub-administrator of the Separate Account, Empower has assumed responsibility of voting the shares of the Underlying Funds on behalf of Talcott Resolution. To the extent required by federal securities laws or regulations, we will:
•Notify the Contract Owner or Participant of any Fund shareholders’ meeting if the shares held for the Contract may be voted;
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•Send proxy materials and a form of instructions to the Contract Owner or Participant that may be used to provide instructions on how to vote the Fund shares held for the Contract;
•Arrange for the handling and tallying of proxies received from Contract Owners or Participants;
•Vote all Fund shares attributable to a Contract according to instructions received from the Contract Owner or Participant; and
•Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.
All Fund shares for which no voting instructions are received will be voted in the same proportion as shares for which voting instructions have been received may result in a small number of Contract Owners or Participants determining the outcome of a proposal subject to a shareholder vote.
If any federal securities laws or regulations, or their present interpretation, change to permit voting shares without obtaining Contract Owner or Participant instructions, Empower may decide to do so. Contract Owners or Participants may attend any shareholder meeting at which shares held for their Contract may be voted.
During the Annuity Period under a Contract, the number of votes will decrease as the number of shares in the Underlying Funds held to fund the Annuity benefits decrease.
Changes to the Funds and Separate Account
We reserve the right, subject to any applicable law, to substitute the shares of any other registered investment company for the shares of any Fund held by the Separate Account. Substitution may occur if shares of the Fund(s) become unavailable or due to changes in applicable law or interpretations of law or as we deem appropriate. Current law requires notification to you of any such substitution and approval of the Securities and Exchange Commission. We also reserve the right, subject to any applicable law, to offer additional Sub-Accounts with differing investment objectives, and to make existing Sub-Account options unavailable under the Contracts in the future.
We may offer additional separate account options from time to time under these Contracts. Such new options will be subject to the then in effect charges, fees, and or transfer restrictions for the Contracts for such additional separate accounts.
General Account Option
Important information you should know: The portion of the Contract relating to the General Account option is not registered under the Securities Act of 1933 (”1933 Act“) and the General Account option is not registered as an investment company under the Investment Company Act of 1940 (”1940 Act“). Neither the General Account option nor any interest in the General Account option is subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the Securities and Exchange Commission has not reviewed the disclosure regarding the General Account option.
The General Account option is funded through the General Account of Talcott Resolution. Contributions and Contract values allocated to the General Account are subject to the financial strength and claims paying ability of Talcott Resolution.
Declared Rate of Interest
Talcott Resolution credits interest on Contributions made to the General Account at a rate We declare for any period of time that we determine. We may change the declared interest rate from time to time at Our discretion.
Guaranteed Rate of Interest
Talcott Resolution guarantees a minimum rate of interest. The declared interest rate will not be less than the minimum guaranteed rate of interest.
Distributions and Transfers
Distributions and transfers from the General Account within a reasonable period of time after a Participant request is received at the Empower Administrative Office. However, under certain conditions, transfers from the General Account may be limited or deferred. Distributions may be subject to a contingent deferred sales charge and may be deferred.
The General Account is subject to Talcott Resolution’s claims-paying ability. Investors must look to the strength of the insurance company with regard to insurance company guarantees. Talcott Resolution’s ability to honor all guarantees under the Contract is subject to its claims-paying capabilities and/or financial strength.
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Guaranteed Separate Account
We may also offer some Contract Owners a similar declared interest rate option through a guaranteed separate account. The portion of a Contract relating to such a guaranteed separate account is not registered under the 1933 Act and the guaranteed separate account is not registered as an investment company under the 1940 Act. All guarantees are subject to Our claims paying ability.
Contract Charges
Contingent Deferred Sales Charge
The Contingent Deferred Sales Charge covers some of the expenses relating to the sale and distribution of the Contracts, including:
•the cost of preparing sales literature,
•commissions and other compensation paid to broker dealers and their registered representatives, and
•other promotional and distribution related activities.
If the Contingent Deferred Sales Charge is not sufficient to cover sales and distribution expenses, We pay those expenses from Our general assets, including surplus. Surplus might include profits resulting from unused Mortality and Expense Risk Charges.
We do not deduct a sales charge at the time Contributions are made to the Contract. We may assess a Contingent Deferred Sales Charge when you partially or fully Surrender amounts held in your Participant Account under the Contract. The Contingent Deferred Sales Charge is based on the amount you choose to Surrender from your Participant Account and the number of Contract Years completed with respect to your Participant Account before the Surrender. We do not assess a Contingent Deferred Sales Charge after the fifth Contract Year.
The percentage used to calculate the Contingent Deferred Sales Charge is equal to:

Contract Years	Contingent Deferred Sales Charge as a percentage of Participant Account value Surrendered
During the First Year	5%
During the Second Year	4%
During the Third Year	3%
During the Fourth Year	2%
During the Fifth Year	1%
During the Sixth Year and thereafter	0%
➣Example: You request a full Surrender when the value of your Participant Account is $1,000 and the applicable Contingent Deferred Sales Charge is 5%: Your Sub-Account(s) will be surrendered by $1,000 and you will receive $950 (i.e., the $1,000 Surrender less the 5% Contingent Deferred Sales Charge).
If you request a partial Surrender and ask for a specific dollar amount, the Contingent Deferred Sales Charge will be calculated on the total amount that must be withdrawn from your Sub-Account(s) to provide you with the amount requested.
➣Example: You ask for $1,000 when the applicable Contingent Deferred Sales Charge is 5%: Your Sub-Account(s) will be reduced by $1,052.63 (i.e., a total withdrawal of $1,052.63 made up of $52.63 in Contingent Deferred Sales Charge plus the $1,000 you requested). The net amount of $1,000 is paid to you.
We may reduce the amount or term of the Contingent Deferred Sales Charge (See “Experience Rating under the Contracts” and “Negotiated Charges and Fees”).
No deduction for Contingent Deferred Sales Charges will be made in certain cases.
The following Surrenders are NOT subject to a Contingent Deferred Sales Charge:
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•Benefit Payments — We do not assess a Contingent Deferred Sales Charge on amounts Surrendered from the Contract to pay benefits to a Participant or a beneficiary under the terms of your Plan. We call these amounts “Benefit Payments”. Amounts Surrendered for transfer to the funding vehicle of another investment provider or Surrendered because of the termination of your Plan are not Benefit Payments. Upon Our request, the Contract Owner must provide documentation acceptable to us that a Surrender is a Benefit Payment.
•Plan Related Expenses — We do not assess a Contingent Deferred Sales Charge on amounts Surrendered from the Contract to pay certain administrative expenses or other Plan Related Expenses including, fees to consultants, auditors, third-party administrators and other plan service providers. We call these amounts “Plan Related Expenses.” Upon Our request, the Contract Owner must provide Us with reasonable documentation that a Surrender is a Plan Related Expense.
•Transfer to an Approved Plan Related Investment Account — We do not assess a Contingent Deferred Sales Charge on amounts Surrendered from the Contract to transfer to an Approved Plan Related Investment Account. An Approved Plan Related Investment Account is a separate Participant directed investment account under your Plan that your Employer identifies and We accept for the purpose of Participant directed transfers of amounts from the Contract for investment outside of the Contract.
We will allocate the deduction of the Contingent Deferred Sales Charge among all Sub-Accounts and any General Account value in a Participant Account on a prorate basis unless you elect a different allocation of the deduction for the Contingent Deferred Sales Charge.
Annual Maintenance Fee
The Annual Maintenance Fee is an annual fee that we deduct from the value of each Participant Account on a quarterly basis during the Accumulation Period. This means during the year We deduct 25 percent of the Annual Maintenance Fee on the last Valuation Day of each quarter, or from the proceeds of a full surrender of a Participant Account. We deduct the fee proportionately from the Sub-Accounts and any General Account value in a Participant Account. The maximum Annual Maintenance Fee permitted under the Contracts is $30. We determine the current amount of the Annual Maintenance Fee that will apply to all Participant Accounts under your plan’s Contract for the calendar year, using the table below based on the average of all Participant Account values under your plan’s Contract as of the last Valuation Day of the prior year. This means the Annual Maintenance Fee for any Contract Year may increase or decrease from the prior year depending on the average of all Participant Account values under your plan’s Contract as of the last Valuation Day of the prior year. The Annual Maintenance Fee will be as set forth in the table below; however, We may charge the maximum Annual Maintenance Fee of $30 if a plan negotiates additional services under the Contract. The Annual Maintenance Fee helps to compensate Us for Our administrative services related to maintaining the Contract and the Participant Accounts.

Average Participant Account Value under Your Contract	Amount of the Annual Maintenance Fee
$0 to $19,999.99	$20.00
$20,000.00 to $39,999.99	$10.00
$40,000.00 and over	$0.00
The Annual Maintenance Fee may be reduced or waived (See “Experience Rating under the Contracts” and “Negotiated Charges and Fees”). We may also reduce or waive some or all of the Annual Maintenance Fee for plans that use a third-party administrator with systems that are compatible with Our own.
Mortality and Expense Risk and Administrative Charge
For providing administrative services, and for assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate against all Contract values in the Sub-Accounts. The rate of the charge depends on the total value of the aggregate Participant Accounts within the Contract anticipated by your Employer within 24 months of initial purchase by your Employer. If the actual aggregate level of Participant Accounts within the Contract is lesser than the anticipated level, we may increase the Mortality and Expense Risk and Administrative Charge on a going-forward basis. In no event will the charge exceed 1.25%.
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Before Annuity Commencement Date

Total Value of Participant Accounts under a Contract	Mortality and Expense Risk and Administrative Charge
$0 to $3,499,999.99	1.25%
$3,500,000.00 to $4,999,999.99	1.05%
$5,000,000.00 to $24,999,999.99	0.85%
$25,000,000.00 to $34,999,999.99	0.75%
$35,000,000.00 to $49,999,999.99	0.65%
$50,000,000.00 to $69,999,999.99	0.50%
$70,000,000.00 to $84,999,999.99	0.35%
$85,000,000.00 to $99,999,999.99	0.15%
$100,000,000.00 and over	0.00%
After Annuity Commencement Date

Mortality and Expense Risk and Administrative Charge
All Participants	1.25%
When your Employer purchases the Contract, your Employer chooses one of the following two methods that the mortality and expense risk and administrative charge is deducted under the Contract:
Method One: The mortality and expense risk and administrative charge is deducted daily. It is assessed as a percentage of the net asset value of each Fund when Accumulation Unit or Annuity Unit values are determined each day.
Method Two: The mortality and expense risk and administrative charge is deducted each calendar quarter. It is assessed as a percentage of the average daily assets of the Sub-Accounts during the calendar quarter. The charge is deducted from your Participant Account by redeeming the Accumulation Units or Annuity Units in proportion to the dollar amount of the charge. Method Two is not available to Contracts issued in New York.
The mortality and expense risk and administrative charge compensates us for providing administrative services and for assuming mortality and expense risks under the Contracts. We assume two types of mortality risk and an expense risk:
Mortality Risk During The Accumulation Period: During the period your Contributions are accumulating, we are required to cover any difference between the Minimum Death Benefit paid and the Participant Account value. These differences may occur during periods of declining value or in periods where the Contingent Deferred Sales Charges would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.
Mortality Risk During The Annuity Period: Once Annuity payouts have begun, we may be required to make Annuity payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.
Expense Risk: We also bear an expense risk that the Contingent Deferred Sales Charges and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.
Although variable Annuity payouts will fluctuate with the performance of the underlying Fund selected, your Annuity payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. This charge enables us to keep our commitments and to pay you as planned.
We also provide various administrative support services for plans. These services include recordkeeping, statements of account, internet and automated voice response account access, and participant educational materials.
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If the mortality and expense risk and administrative charge under a Contract is insufficient to cover actual costs incurred by us, we will bear the loss. If the mortality and expense risk and administrative charge exceeds these costs, we will keep the excess as profit. We may use these profits, as well as revenue sharing and Rule 12b-1 fees received from certain Funds, for any proper corporate purpose including, among other things, payment of sales expenses, including the fees paid to distributors. We expect to make a profit from the mortality and expense risk and administrative charge.
We may reduce the mortality and expense risk and administrative charge under the Contracts (See “Experience Rating under the Contracts” and “Negotiated Charges and Fees”).
Loan Fees
Loans may be subject to a one-time set-up fee of $50. In addition, loans may also be subject to an annual loan administration fee of $50. We deduct 25 percent of the annual fee at the end of each quarter or from the proceeds of a full Surrender of a Participant Account. We deduct the fee proportionately from the Sub-Accounts and any General Account value in a Participant Account.
Premium Taxes
We reserve the right to deduct a charge for Premium Tax imposed on Us by a state or other governmental entity. Certain states and municipalities impose a Premium Tax. In some cases, Premium Taxes are deducted at the time purchase payments are made; in other cases Premium Tax is assessed on the Annuity Commencement Date. We will pay Premium Taxes at the time imposed under applicable law. At Our sole discretion, We may deduct Premium Taxes at the time We pay such taxes to the applicable taxing authorities, at the time the Contract is surrendered, at the time a death benefit is paid, or at the time a Participant annuitizes.
Transfer Fee
You can transfer your Participant Account values between or among the Sub-Accounts up to 12 times per Participant Contract Year. A Transfer Fee of $5 may apply to each transfer in excess of 12 made in a Participant Contract Year. We do not currently charge the $5 Transfer Fee. The Transfer Fee does not apply to Contracts issued in New York.
Experience Rating under the Contracts
We may apply experience credits under a Contract based on investment, administrative or other factors, including, but not limited to: (1) the total number of Participants, (2) the sum of all Participants’ Account values, (3) the allocation of Contract values between the General Account and the Separate Accounts under the Contract, (4) present or anticipated levels of Contributions, distributions, transfers, administrative expenses or commissions, and (5) whether We are the exclusive annuity contract provider. Experience credits can take the form of a reduction in the deduction for Program and Administrative Charges, a reduction in the term or amount of any applicable Contingent Deferred Sales Charges, an increase in the rate of interest credited under the Contract, a reduction in the amount of the Annual Maintenance Fee or any combination of the foregoing. We may apply experience credits either prospectively or retrospectively. We may apply and allocate experience credits in such manner as We deem appropriate. Any such credit will not be unfairly discriminatory against any person, including the affected Contract Owners or Participants. Experience credits have been given in certain cases. Owners of Contracts receiving experience credits will receive notification regarding such credits. Experience credits may be discontinued at Our sole discretion in the event of a change in applicable factors. For Contracts issued in New York, We may only apply experience credits prospectively.
Negotiated Charges and Fees
The charges and fees described in this section vary from Contract to Contract, depending on plan characteristics. The Contract Owner can negotiate charges and fees. This flexibility allows Us and the Contract Owner to custom design a charge and fee structure that meets the financial goals of both the Contract Owner and Talcott Resolution.
Charges of the Funds
The Separate Account purchases shares of the Funds at net asset value. The net asset value of the fund reflects investment advisory fees, distribution fees and operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the Underlying Fund’s prospectuses.
Plan Related Expenses
The Contract Owner may direct Us to deduct amounts from the assets under a Contract to pay certain administrative expenses or other Plan-related Expenses including, but not limited to, fees to consultants, auditors, counsel, Talcott Resolution and other Plan service providers. We will deduct and pay such amounts to the Contract Owner or as directed by the Contract Owner. We may agree to include these amounts as an adjustment to the charge for administrative undertakings for the Separate Account.
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You should consult a tax advisor regarding the tax treatment of adviser fee payments. Please consult with your investment adviser before requesting us to pay financial adviser fees from this Contract compared to other assets you may have.
Any financial adviser fee you pay is in addition to this Contract’s fees and expenses.
You should ask your financial adviser about compensation they receive for this Contract. We are not an investment adviser, and we do not provide investment advice in connection with sales of the Contract. We are not a fiduciary to you, and do not make recommendations or assess suitability.
Description of the Contracts
The Contracts are group variable annuity contracts offered to:
•Tax deferred annuity programs adopted according to Section 403(b) of the Code by public school systems and certain tax-exempt organizations described in Section 501(c)(3) of the Code;
•Deferred compensation plans as defined in Section 457 of the Code sponsored by governmental employers or by certain tax-exempt organizations described in Section 501(c)(3) of the Code;
• Qualified governmental excess benefit plans under Section 415(m) of the Code;
•Retirement plans qualified under Sections 401(a) or 403(a) of the Code; and
•Individual Retirement Annuity programs adopted according to Section 408 of the Code.
The Contracts are not available for issuance except as described above.
It is important that you notify Empower if you change your address. If your mail is returned to Empower, we are likely to suspend future mailings until an updated address is obtained. In addition, Empower may rely on a third party, including the U.S. Postal Service, to update your current address. Failure to give Empower a current address may result in payments due and payable on your Participant Account being considered abandoned property under state law (unless preempted by ERISA), and remitted to the applicable state.
Assignments
The Contract and a Participant’s interest in a Contract cannot be assigned, transferred or pledged.
Pricing and Crediting of Contributions
Initial Contributions to your Participant Account are credited within two Valuation Days of receipt of a properly completed application and the initial Contribution at the Empower Administrative Office.
If the application or other information accompanying the initial Contribution is incomplete when received, We will hold the money in a non-interest bearing account for up to five Valuation Days while We try to obtain complete information. If We cannot obtain the information within five Valuation Days, We will either return the Contribution and explain why it could not be processed or keep the Contribution if the Participant authorizes Us to keep it until the necessary information is provided.
Contributions properly designated for your Participant Account that are received prior to the close of the New York Stock Exchange will be invested on the same Valuation Day. Subsequent Contributions properly designated for your Participant Account that are received on a Non-Valuation Day or after the close of the New York Stock Exchange will be invested on the next Valuation Day.
Canceling your Certificate
For certificates issued in Florida, Minnesota, North Carolina, Texas and Utah in connection with 403(b) Contracts, you have a limited right to return your certificate for cancellation. We urge you to closely examine its provisions. If for any reason you are not satisfied with your certificate, simply return it within the timeframe specified after you receive it with a written request for cancellation that indicates your tax-withholding instructions. We will not deduct any Contingent Deferred Sales Charges during this time. We may require additional information before we can cancel your certificate.
You bear the investment risk from the time the certificate is issued until we receive your complete cancellation request.
The amount we pay you upon cancellation depends on the requirements of the state where you purchased your certificate.
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Surrender Charge Offset
You may be eligible to receive a credit to your Participant Account if you elect to make a Contribution that is transferred from a contract of another carrier within your plan. The credit is equal to the surrender charge you incurred from the other carrier when you make the transfer, and is limited to a maximum credit of 7%. To be eligible, you must transfer the Contribution initially to the General Account, but you may reallocate the amount afterwards as permitted by the Contract.
Your Employer may also be eligible for a Group Surrender Charge Offset if the initial payment made to the Contract consists of a transfer of funds held by the plan under an investment vehicle issued by another carrier. If, by reason of the transfer, the plan has paid, or will pay, a surrender charge, market value adjustment or other discontinuance penalty to the other carrier, Talcott Resolution will reimburse the plan not to exceed 7% of transferred assets.
Contribution Amounts
If the Plan adopted by the Contract Owner so provides, the Contract permits the allocation of Contributions, in multiples of 1% among the several Sub-Accounts of the Separate Account. The minimum amount that may be allocated to any Sub-Account in a Separate Account shall not be less than $10. Such changes must be requested in the form and manner prescribed by Us.
Transfers between Sub-Accounts
During phases of your Contract when transfers are permissible, you may make transfers between Sub-Accounts according to the following policies and procedures, as they may be amended from time to time.
A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Participant Account value among the Funds available in your Contract. Your transfer request will be processed as of the end of the Valuation Day that it is received in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when We process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to Us and your Registered Representative. Any oral communication should be re-confirmed in writing.
You may request a transfer into (purchases) a particular Sub-Account or transfers out of (redemptions) a particular Sub-Account. In addition, you may allocate Contributions to or request Surrenders from Sub-Accounts. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund We would need to sell to satisfy all Participants’ “transfer-out” requests. At the same time, We also combine all the daily requests to transfer into a particular Sub-Account or Contributions allocated to that Sub-Account and determine how many shares of that Underlying Fund We would need to buy to satisfy all Participants’ “transfer-in” requests.
In addition, many of the Underlying Funds that are available as investment options in Our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by Us or Our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.
We take advantage of Our size and available technology to combine sales of a particular Underlying Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by Us or Our affiliates. We also combine many of the purchases of that particular Underlying Fund for many of the products We offer. We then “net” these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that We sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.
For example, if We combine all transfer-out (redemption) requests and Surrenders of a Sub-Account with all other sales of that Underlying Fund from all Our other products, We may have to sell $1 million dollars of that Fund on any particular day. However, if other Participants and the owners of other products offered by Us, want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then We would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.
Restrictions on Sub-Account Transfers
First, you may make only one Sub-Account transfer request each day. We limit each Participants to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one “Sub-Account transfer,” however, you cannot transfer the same Participant Account value more than once a Valuation Day.
For Example:
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•If the only transfer you make on a day is a transfer of $10,000 from one Sub-Account into another Sub-Account, it would count as one Sub-Account transfer.
•If, however, on a single day you transfer $10,000 out of one Sub-Account into five other Sub-Accounts (dividing the $10,000 among the five other Sub-Accounts however you chose), that day’s transfer activity would count as one Sub-Account transfer.
•Likewise, if on a single day you transferred $10,000 out of one Sub-Account into ten other Sub-Accounts (dividing the $10,000 among the ten other Sub-Account however you chose), that day’s transfer activity would count as one Sub-Account transfer.
•Conversely, if you have $10,000 in Participant Account value distribution among 10 different Sub-Accounts and you request to transfer the Participant Account value in all those Sub-Accounts into one Sub-Account, that would also count as one Sub-Account transfer.
•However, you cannot transfer the same Participant Account value more than once in one day. That means if you have $10,000 in a money market fund Sub-Account and you transfer all $10,000 into a stock fund Sub-Account, on that same day you could not then transfer the $10,000 out of the stock fund Sub-Account into another Sub-Account.
Second, you are allowed to submit a total of 20 Sub-Account transfers each Calendar Year (the “Transfer Rule”) by U.S. Mail, Voice Response Unit, internet, or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, We will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, Our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.
We may aggregate a Contract Owner’s Contracts or a Participant’s Participant Accounts for the purposes of enforcing these restrictions.
The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation program. Reallocations made based on a Fund merger or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.
The Contracts provide for a Transfer Fee of $5 that applies to transfers between available investment options under the Contract. We do not currently charge the $5 Transfer Fee.
We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase or become a Participant under this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don’t purchase or become a Participant under this Contract if you plan to engage in “market timing,” which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you, as discussed below:
Fund Trading Policies
Generally, you are subject to an Underlying Fund’s trading policies, if any. We are obligated to provide, at the Underlying Fund’s request, tax identification numbers and other shareholder identifying information contained in Our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, We have agreed to serve as a Fund’s agent to help monitor compliance with that Underlying Fund’s trading policy.
We are obligated to follow each Underlying Fund’s instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning Sub-Account transfers into an Underlying Fund or other funds within that fund complex. We are not authorized to grant exceptions to an Fund’s trading policy. Please refer to each Underlying Fund’s prospectus for more information. Transactions that cannot be processed because of the Underlying Fund’s trading policies will be considered not in good order.
In certain circumstances, the Underlying Fund’s trading policies do not apply or may be limited. For instance:
•Certain types of financial intermediaries may not be required to provide Us with shareholder information.
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•“Excepted funds” such as money market funds and any Underlying Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that an Underlying Fund treats as a single investor.
•An Underlying Fund can decide to exempt categories of Contract Owners whose contracts are subject to inconsistent trading restrictions or none at all.
•Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company sponsored contractual or systematic program such as transfers of assets as a result of asset allocation programs, automatic rebalancing programs, Annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a result of any deduction of charges or fees under a Contract; or (iv) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals, surrenders, or retirement plan contributions.
Possibility of Undetected Abusive Trading or Market Timing. We may not be able to detect or prevent all abusive trading activities. For instance,
•Since We net all the purchases and redemptions for a particular Underlying Fund for this and many of Our other products, transfers by any specific market timer could be inadvertently overlooked.
•Certain forms of variable annuities and types of Underlying Funds may be attractive to market timers. We cannot provide assurances that we will be capable of addressing possible abuses in a timely manner.
•These policies apply only to individuals and entities that own or are Participants under this Contract. However, the Underlying Funds that make up the Sub-Accounts of this Contract are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have different or less restrictive transfer rules or no transfer restrictions at all.
•In some cases, We are unable to count the number of Sub-Account transfers requested by Participants or enforce the Transfer Rule because We do not keep Participant Account records for a Contract. In those cases, the Participant Account records and Participant Sub-Account transfer information are kept by the Contract Owner or its third party service provider. These Contract Owners and third party service providers may provide Us with limited information or no information at all regarding Participant Sub-Account transfers.
Impact of Frequent Transfers
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Participant Account. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity payouts for your payee as well as reduce value of other optional benefits available under your Contract.
Separate Account investors could be prevented from purchasing Fund shares if We reach an impasse on the execution of a Fund’s trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all Our variable product investors if the Fund and We cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund’s opinion, has violated the Fund’s trading policy.
In some cases, We do not have the tax identification number or other identifying information requested by a Fund in Our records. In those cases, We rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, We may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all Participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.
General Account Option Transfers
You may make transfers out of the General Account Option to the Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%). For Contracts issued or amended on or after May 1, 1992:
•Transfers of assets presently held in the General Account option, or which were held in the General Account option at any time during the preceding three months, to any account that we determine is a competing account, are prohibited.
•Similarly, transfers of assets presently held in any account during the preceding three months, that we determine is a competing account, to the General Account option, are prohibited
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In addition, we may limit the maximum amount transferred or Surrendered from the General Account option under a Participant Account to 1/6th of such portion of the Participant Account held in the General Account option in any one Participant Contract Year.
These restrictions apply to all transfers from the General Account Option, including all systematic transfers.
As a result of these limitations, it may take a longer period of time (i.e., several years) to move Participant Account values in the General Account Option to Sub-Accounts and therefore this may not provide an effective short term defensive strategy.
Telephone and Internet Transfers
Transfer instructions received by telephone on any Valuation Day before the end of any Valuation Day will be carried out that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day.
Transfer instructions you send electronically are considered to be received by Us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the end of any Valuation Day, the instructions will be carried out that Valuation Day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgement, you should contact Us as soon as possible.
Telephone or internet transfer requests may be cancelled via the internet or by calling Us before the end of the Valuation Day you made the transfer request.
We, Our agents or Our affiliates are not responsible for losses resulting from telephone or electronic requests that We believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through Our website are genuine, including a requirement that Contract Owners and Participants provide certain identifying information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.
Contract Value
Your Participant Account value reflects the sum of the amounts under your Participant Account allocated to the General Account option and the Sub-Accounts.
There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit value. Therefore, on any Valuation Day the portion of your Participant Account allocated to the Sub-Accounts will reflect the investment performance of the Sub-Accounts and will fluctuate with the performance of the Underlying Funds.
Contributions made or Contract values allocated to a Sub-Account are converted into Accumulation Units by dividing the amount of the Contribution or allocation, minus any Premium Taxes, by the Accumulation Unit value for that Valuation Day. The more Contributions or Contract values allocated to the Sub-Accounts under your Participant Account, the more Accumulation Units will be reflected under your Participant Account. You decrease the number of Accumulation Units in a Sub-Account under your Participant Account by requesting Surrenders, transferring money out of a Sub-Account, submitting a Death Benefit claim or by electing an Annuity payout from your Participant Account.
To determine the current Accumulation Unit value, We take the prior Valuation Day’s Accumulation Unit value and multiply it by the Net Investment Factor for the current Valuation Day. The value of the Separate Account is determined at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time).
The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. At the time your Employer purchases the Contract, your Employer chooses one of the following two methods to calculate the Net Investment Factor. The value of your Participant Account will be the same, regardless of the method chosen by your Employer.
Method One
The Net Investment Factor for each Sub-Account equals:
•the net asset value per share plus applicable distributions per share of the corresponding Underlying Fund at the end of the current Valuation Day; divided by
•the net asset value per share of the corresponding Underlying Fund at the end of the prior Valuation Day; multiplied by
•the daily expense factor for the mortality, expense risk and administrative charge and any other applicable charges, adjusted for the number of days in the period.
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Method Two (not available to Contracts issued in New York)
The Net Investment Factor for each Sub-Account equals:
•the net asset value per share of the corresponding Underlying Fund at the end of the current Valuation Day; divided by
•the net asset value per share of the corresponding Underlying Fund at the end of the prior Valuation Day.
Under Method Two, the value of any applicable Underlying Fund distributions per share creates additional Accumulation Units.
We will send you a statement for each calendar quarter, that tells you how many Accumulation Units you have, their value and your total Participant Account value. You can also call (844) 804-8989 to obtain your Participant Account value or, where available, you may access your account information through our website at www.massmutual.com/govnp.
Shares of the Underlying Funds are valued at net asset value on a daily basis. A complete description of the valuation method used in valuing Fund shares may be found in the Underlying Funds’ prospectus.
Surrenders and Withdrawals
IMPORTANT TAX INFORMATION: There are certain restrictions on section 403(b) tax-sheltered annuities. As of December 31, 1988, all section 403(b) annuities have limits on full and partial surrenders. Contributions to the Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless the Contract Owner/employee has a) attained age 59 1∕2, b) a severance from employment, c) died, d) become disabled or e) experienced financial hardship (cash value increases may not be distributed for hardships prior to age 59 1∕2). Distributions prior to age 59 1∕2 due to financial hardship or separation from service may still be subject to a penalty tax of 10%. We will not assume any responsibility for determining whether a withdrawal is permissible, with or without tax penalty, in any particular situation; or in monitoring withdrawal requests regarding pre or post January 1, 1989 Contract Values. Any full or partial Surrender described above may affect the continuing tax-qualified status of some Contracts or plans and may result in adverse tax consequences to the Contract Owner. The Contract Owner, therefore, should consult with a tax adviser before undertaking any such Surrender (See “Federal Tax Considerations”).
After termination of Contributions on your behalf and prior to your Annuity Commencement Date, you will have the following options:
1.Continue your Participant’s Account under the Contract. Under this option, when the selected Annuity Commencement Date arrives, payments will begin under the selected Annuity payout option (See “Annuity Payout Options”). At any time before the Annuity Commencement Date, you may your Participant Account for a lump sum cash settlement in accordance with 3. below.
2.To provide Annuity payouts immediately. The values in your Participant’s Account may be applied, subject to contractual provisions, to provide for Fixed or Variable Annuity payouts, or a combination thereof, commencing immediately, under the selected Annuity payout option under the Contract (See “Annuity Payout Options”).
3.To Surrender your Account in a single sum. The amount received will be the value next computed after receipt of a written Surrender request for complete Surrender at the Empower Administrative Office, less any applicable Contingent Deferred Sales Charge, Annual Maintenance Fee and Premium Taxes. Payment will normally be made within seven days after We receive the written request.
4.To request a partial Surrender of your Participant’s Account. Partial Surrenders are taken from the Sub-Account(s) that you specify. If you do not specify the Sub-Account(s), We will take the amount out of all applicable Sub-Account(s) on a pro rata basis. We will deduct any applicable Sales Charges from the partial Surrender (See “Contract Charges”).
5.To begin making monthly, quarterly, semi-annual or annual withdrawals while allowing your Participant Account to remain in the Accumulation Period. Your Participant Account remains subject to the Annual Maintenance Fee and any fluctuations in the investment results of the Sub-Accounts or any of the underlying investments. You may transfer the values of your Participant Account from one or more Sub-Accounts or the General Account option to any other Sub-Account, the General Account option or to any combination thereof, subject to Contract restrictions (See “Systematic Withdrawal Option”).
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Systematic Withdrawal Option
If permitted by IRS regulations and the terms of the Plan, a Participant can make withdrawals while allowing his or her Participant Account to remain in the Accumulation Period under the Contract. Eligibility under this provision is limited to Participants who have terminated their employment with the Employer at the time they elect the Systematic Withdrawal Option (“SWO”). Payments are limited to 18.0% of the Participant’s Account annually. The minimum payment amount is $100. SWO payments generally are taxable as ordinary income and, if made prior to age 59 1∕2 , an IRS tax penalty may apply. Any Contingent Deferred Sales Charge otherwise applicable is waived on SWO payments.
Participants elect the specific dollar amount to be withdrawn, the frequency of payments (monthly, quarterly, semi-annually or annually) and the duration of payments (either a fixed number of payments or until the Participant’s Account is depleted). The duration of payments may not extend beyond the Participant’s life expectancy as of the beginning date of SWO payments or the joint and last survivor life expectancy of the Participant and the Participant’s Beneficiary. Participants may not elect the SWO if there is an outstanding loan amount.
A Participant can change the terms of a SWO as often as four times in each calendar year, can terminate the SWO at any time, and can elect one of the five available Annuity options or a partial or full lump sum withdrawal. If a partial or full lump sum withdrawal is elected within 12 months of a SWO payment, the Contingent Deferred Sales Charge that was previously waived, if any, will be deducted from the Participant’s Account upon withdrawal. Unless you direct otherwise, SWO payments will be deducted on a pro rata basis from the General Account option and each Sub-Account to which the Participant’s Account is allocated.
The SWO may only be elected pursuant to an election on a form provided by Us. Election of the SWO does not affect Participants’ other rights under the Contracts.
Payment of Surrender Value
Payments from the Sub-Accounts may be delayed beyond seven days only for periods (1) during which the New York Stock Exchange is closed other than customary weekend or holidays closings, or during which trading on the New York Stock Exchange is restricted; (2) during which an emergency exists that makes the valuation and disposal of the securities not reasonably practical; and (3) such other periods that the SEC may by order permit for the protection of investors.
Annuity Options
You are not required to annuitize this Contract. A Participant selects an Annuity Commencement Date (usually between the Participant’s 50th birthday and the date on which the Participant attains their “applicable age” as described under “Federal Tax Considerations”) and an Annuity payout option. The Annuity Commencement Date may be any day of any month before or including the month of a Participant’s 90th birthday, or an earlier date if prescribed by applicable law.
The Annuity Commencement Date and/or the Annuity payment option may be changed from time to time, but any such change must be made at least 30 days prior to the date on which Annuity payouts are scheduled to begin. Annuity payouts will normally be made on the first business day of each month, or another mutually agreed upon business day.
The Contract contains five Annuity payout options that may be selected on either a Fixed or Variable Annuity basis, or a combination thereof. If a Participant does not elect otherwise, We reserve the right to begin Annuity payouts at age 90 under Option 2 with 120 monthly payments certain. However, unless required by applicable law, We will not assume responsibility in determining or monitoring any required minimum distributions (See “Federal Tax Considerations”). Generally, depending on the terms of your retirement plan, you may select from the following payment frequencies: monthly, quarterly, semi-annually, and annually.
Annuity Payout Options
Option 1: Life Annuity where We make monthly Annuity payouts for as long as the Annuitant lives.
❖Payments under this option stop with the last monthly payment preceding the death of the Annuitant, even if the Annuitant dies after one payment. This option offers the maximum level of monthly payments of any of the other life annuity options (Options 2-4) since there is no guarantee of a minimum number of payments nor a provision for a death benefit payable to a Beneficiary.
Option 2: Life Annuity with 120, 180 or 240 Monthly Payments Certain where We make monthly payments for the life of the Annuitant with the provision that payments will be made for a minimum of 120, 180 or 240 months, as elected. If, at the death of the Annuitant, payments have been made for less than the minimum elected number of months, then any remaining guaranteed monthly payments will be paid to the Beneficiary unless other provisions have been made and approved by Us.
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Option 3: Unit Refund Life Annuity where We make monthly payments during the life of the Annuitant terminating with the last payment due prior to the death of the Annuitant, except that an additional payment will be made to the Beneficiary if (a) below exceeds (b) below:

(a)	=	total amount applied under the option at the Annuity Commencement Date
Annuity Unit value at the Annuity Commencement Date
(b)	=	number of Annuity Units represented by each monthly Annuity payout made	×	number of monthly Annuity payouts made
The amount of the additional payments is determined by multiplying the excess, if any, by the Annuity Unit value as of the date We receive Due Proof of Death.
Option 4: Joint and Last Survivor Annuity where We make monthly payments during the joint lifetime of the Annuitant and a designated individual (called the joint Annuitant) and then throughout the remaining lifetime of the survivor, ending with the last payment prior to the death of the survivor.
❖    When the Annuity is purchased, the Annuitant elects what percentage (50%, 662/3%, 75% or 100%) of the monthly Annuity payout will continue to be paid to the survivor.
❖Under this Option 4, it would be possible for an Annuitant and joint Annuitant to receive only one payment in the event of the common or simultaneous death of the Annuitant and joint Annuitant prior to the due date for the second payment.
Option 5: Payments for a Designated Period where We agree to make monthly payments for the number of years selected. Under the Contracts, the minimum number of years is five. In the event of the Annuitant’s death prior to the end of the designated period, the present value of any then remaining payments will be paid in one lump sum to the Beneficiary unless other provisions have been made and approved by Us.
❖Option 5 does not involve life contingencies and does not provide any mortality guarantee.
❖Surrenders are subject to the limitations set forth in the Contract and any applicable Contingent Deferred Sales Charges (See “Contract Charges”).
For Contracts issued in New York, no surrenders are permitted by the Annuitant after Annuity payments commence under Option 5.
Once Annuity payouts have started, no Surrenders are permitted except from an annuity under Annuity Payout Option 5 - Payments for a Designated Period – that are paid on a variable basis. Such surrenders may be subject to a Contingent Deferred Sales Charge.
Options 2 and 5 are available only if the guaranteed Annuity payout period is less than the life expectancy of the Annuitant or the joint life expectancy of the Annuitant and their Joint Annuitant at the time the option becomes effective. Such life expectancy shall be computed on the basis of the mortality table prescribed by the IRS or, if none is prescribed, the mortality table then in use by Us.
We may offer other Annuity payout options from time to time. Not all Annuity payout options will be available in all states or in all Contracts.
Calculation of Annuity Payment
During the Annuity Period, your Participant Account Value will be applied to the Annuity Payout Option on either a fixed or variable basis, as you select. The minimum Annuity payout is $20. No election may be made which results in a first payment of less than $20. If at any time Annuity payouts are or become less than $20 We have the right to change the frequency of payment to intervals that will result in payments of at least $20.
Variable Annuity Payments
The value of the Annuity Unit for each Sub-Account in the Separate Account for any day is determined by multiplying the value for the preceding day by the product of (1) the Net Investment Factor (see “Contract Value”) for the day for which the Annuity Unit value is being calculated, and (2) a factor to neutralize the assumed net investment rate discussed below.
The value of the Contract is determined as the product of the value of the Accumulation Unit credited to each Sub-Account no earlier than the close of business on the fifth business day preceding the date the first Annuity payout is due and the number of Accumulation Units credited to each Sub-Account as of the date the Annuity is to commence.
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The first monthly payment varies according to the Annuity payout option selected. The Contract cites Annuity tables derived from the 1983a Individual Annuitant Mortality Table with an assumed interest rate (“A.I.R.”) of 4.00% per annum. The total first monthly Annuity payout is determined by multiplying the value (expressed in thousands of dollars) of a Sub-Account (less any applicable Premium Taxes) by the amount of the first monthly payment per $1,000 of value obtained from the tables in the Contracts. With respect to Fixed Annuities only, the current rate will be applied if it is higher than the rate under the tables in the Contract.
Level Annuity payouts would be provided if the net investment rate remained constant and equal to the A.I.R. In fact, payments will vary up or down in the proportion that the net investment rate varies up or down from the A.I.R. A higher A.I.R. may produce a higher initial payment but more slowly rising and more rapidly falling subsequent payments than would a lower interest rate assumption.
The amount of the first monthly Annuity payout, determined as described above, is divided by the value of an Annuity Unit for the appropriate Sub-Account not later than the fifth business day preceding the day on which the payment is due in order to determine the number of Annuity Units represented by the first payment. This number of
Annuity Units remains fixed during the Annuity Period, and in each subsequent month the dollar amount of the Annuity payout is determined by multiplying this fixed number of Annuity Units by the then current Annuity Unit value.
The Annuity payouts will be made on the date selected. The Annuity Unit value used in calculating the amount of the Annuity payouts will be based on an Annuity Unit value determined as of the close of business on a day not more than the fifth business day preceding the date of the Annuity payout.
Here is an example of how a Variable Annuity is determined:

ILLUSTRATION OF ANNUITY PAYOUTS: (UNISEX) AGE 65, LIFE ANNUITY WITH 120 PAYMENTS CERTAIN
A.	Net amount applied	$139,782.50
B.	Initial monthly income per $1,000 of payment applied	6.13
C.	Initial monthly payment (A × B ÷ 1,000)	$856.87
D.	Annuity Unit Value	3.125
E.	Number of monthly annuity units (C ÷ D)	274.198
F.	Assume annuity unit value for second month equal to	2.897
G.	Second monthly payment (F × E)	$794.35
H.	Assume annuity unit value for third month equal to	3.415
I.	Third month payment (H × E)	$936.39
The above figures are simply to illustrate the calculation of a Variable Annuity and have no bearing on the actual historical record of any Separate Account.

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Benefits Available Under the Contract
The following table summarizes information about the benefits under the Contract.

Benefit	Purpose	Whether Benefit Is Standard or Optional	Maximum Fee	Restrictions/ Limitations
Death Benefit
If the participant dies during the Accumulation Period, then the type of death benefit paid depends on whether the participant died (a) before age 65, or (b) on or after age 65. If the participant died before age 65, a Minimum Death Benefit is payable to the Beneficiary, which is generally the greater of the greater of (a) the value of the Participant Account and (b) 100% of the Contributions to the Participant Account less prior Surrenders and outstanding Participant loans.If the participant dies on or after age 65, then the Contract pays a death benefit equal to the Participant Account Value, less any outstanding charges and loan balances.
Standard
1.25% (Either
deducted via Method 1 (daily deduction as a percentage of net asset value of each fund) or Method 2 (quarterly deduction as a percentage of the average daily assets of Sub-Accounts during calendar quarter), depending on which method is selected by your Employer)

• For Minimum Death Benefit, value of Participant account measured on date that all completed paperwork received for all states except IL. In IL, measured on date Due Proof of Death is received.
• The deduction of advisory fees will reduce your death benefit.

Participant Loan	The Participant may be able request a loan from his or her Participant Account Value during the Accumulation Phase if permitted by the Code and the terms of the Plan.	Standard	Loan set-up fee of $50.00 and annual loan administration fee of $50.00.	• Must be permitted by the Code and the terms of the Plan.
Systemic Withdrawal Option	The Participant may be able request a loan from his or her Participant Account Value during the Accumulation Phase if permitted by the Code and the terms of the Plan.	Standard	None
• Limited to Participants who have terminated their employment with the Employer;
• Duration of payments may not extend beyond the Participant’s life expectancy;
• A Participant may not elect the Systemic Withdrawal Option if there is an outstanding Loan.

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Death Benefits
Determination of the Beneficiary: The Beneficiary is the person or persons designated to receive payment of the death benefit upon the death of the Participant. If no designated Beneficiary remains living at the death of the Participant, the Participant’s estate is the Beneficiary.
Death before the Annuity Commencement Date:
•Death prior to age 65: If the Participant dies before the Annuity Commencement Date or the Participant’s attainment of age 65 (whichever comes first) the Minimum Death Benefit is payable to the Beneficiary. The Minimum Death Benefit is the greater of (a) the value of your Participant Account determined as of the day we receive Due Proof of Death and our receipt of a completed settlement instruction at our Administrative Offices or (b) 100% of the total Contributions made to your Participant Account, reduced by any prior partial Surrenders or outstanding Participant loan indebtedness. For Contracts purchased in Illinois, the Minimum Death Benefit is the greater of (a) the value of your Participant Account determined as of the day we receive Due Proof of Death at our Administrative Offices or (b) 100% of the total Contributions made to your Participant Account, reduced by any prior partial Surrenders or outstanding Participant loan indebtedness. To the extent you have Related Contracts under your plan, we may take into consideration corresponding Participant Account values, Contributions, Surrenders, or loan indebtedness in calculating the Minimum Death Benefit. The value of a Participant’s Account on any Valuation Day before the Annuity Commencement Date will be reduced by any applicable Premium Taxes not already deducted.
•Death on or after age 65: If the Participant dies before the Annuity Commencement Date but on or after the Participant’s 65th birthday, the Beneficiary(ies) will receive the value of your Participant Account (less any applicable Premium Taxes not already deducted) as of the date we receive Due Proof of Death and our receipt of a completed settlement instruction at our Administrative Offices. For Contracts purchased in Illinois, the Beneficiary(ies) will receive the value of your Participant Account (less any applicable Premium Taxes not already deducted) as of the date we receive Due Proof of Death at our Administrative Offices.
Calculation of the death benefit: Except for Contracts purchased in Illinois, if the Participant dies before the Annuity Commencement Date, the death benefit will be calculated as of the date we receive Due Proof of Death and our receipt of a completed settlement instruction. The death benefit remains invested in the Separate Account and/or General Account option according to your last instructions until the proceeds are paid or we receive new settlement instructions from the Beneficiary. During the time period between our receipt of Due Proof of Death and our receipt of the completed settlement instructions, the calculated death benefit will be subject to market fluctuations. Upon receipt of complete settlement instructions, we will calculate the payable amount.
If the proceeds are taken in a single sum, payment will normally be made within seven days of our receipt of completed settlement instructions.
You may apply the death benefit payment to any one of the Annuity payout options (See “Annuity Payout Options”) instead of receiving the death benefit payment in a single sum. An election to receive payment of death benefits under an Annuity payout option must be made before a lump sum settlement and within one year after the death by written notice to us at our Administrative Offices. Proceeds due on death may be applied to provide variable payments, fixed payments, or a combination of variable and fixed payments. No election to provide Annuity payouts will become operative unless the initial Annuity payout is at least $20 on either a variable or fixed basis, or $20 on each basis when a combination benefit is elected. The manner in which the Annuity payouts are determined and in which they may vary from month to month are the same as applicable to a Participant’s Account after retirement (See “Contract Value”).
Death on or after the Annuity Commencement Date: If the Annuitant dies on or after the Annuity Commencement Date, there may be no payout at death unless the Annuitant has elected an Annuity payout option that permits the Beneficiary to elect to continue Annuity payouts or to receive the computed value.
Participant Loans
During the Accumulation Period, a Participant under a Tax-sheltered Annuity plan may request a loan from his or her Participant Account, if permitted by the Plan. Loans from a Participant’s Account may not be available in all states or may be subject to restrictions. When you initiate a loan from your Participant Account, We deduct a loan set-up fee of $50. In addition, while your loan is outstanding, We deduct a $50 annual loan administration fee from your Participant Account on a quarterly basis. We deduct 25 percent of the annual fee on the last Valuation Day of each quarter, or from the proceeds of a full Surrender of your Participant Account.
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When you take a loan from your Participant Account, for record-keeping purposes, an amount equal to your loan, plus interest, is placed into a loan account. When you make loan repayments, the amount of the loan account decreases until your loan account is re-paid in full. You must pay back your loan according to the payment schedule set by the terms of your loan agreement. The loan agreement describes the terms, conditions, and any fees or charges of your loan.
Loans will have a permanent effect on the Participant’s Account because the investment results of each Sub-Account will apply only to the amount remaining in such Sub-Account. The longer a loan is outstanding, the greater the impact on the Participant’s Account is likely to be. Also, if not repaid, the outstanding loan balance will reduce the death benefit otherwise payable to the Beneficiary.
Federal Tax Considerations
General
The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on Our understanding of the existing provisions of the Code, Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income.
This summary has been prepared by Us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.
THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.
Civil Unions & Domestic Partnerships
Upon your death, a surviving spouse may have certain continuation rights under the Contract that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of ”spouse“ under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Parties to a civil union or domestic partnership are not treated as spouses under federal law. Consequently, certain transactions, such as change of ownership or continuation of the contract after death, may be taxable to those individuals. You should consult a tax and/or legal advisor for more information on this subject if it applies to you.
Tax Reporting
The federal, as well as state and local, tax laws and regulations require Us to report certain transactions with respect to the Contract (such as an exchange of or a distribution from the Contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide you with a copy of what was reported. This copy is not intended to supplant your own records. It is your responsibility to ensure that what you report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on your books and records. You should review whatever is reported to the taxing authorities by Us against your own records, and in consultation with your own tax advisor, and should notify Us if you find any discrepancies in case corrections have to be made.
Taxation of Talcott Resolution and the Separate Account
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The Separate Account is taxed as part of Talcott Resolution which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a ”regulated investment company“ under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. (See ”Contract Value“). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.
Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. Talcott Resolution is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since Talcott Resolution is the owner of the assets from which the tax benefits are derived.
Diversification of the Separate Account
For certain types of Contracts, the Internal Revenue Code (”Code“) requires that investments supporting these Contracts be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Underlying Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.
The Treasury Department’s diversification regulations under Code Section 817(h) require, among other things, that:
•no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,
•no more than 70% is represented by any two investments,
•no more than 80% is represented by any three investments and
•no more than 90% is represented by any four investments.
In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.
A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to pay the tax due for the period during which the diversification requirements were not met.
Tax Ownership of the Assets in the Separate Account
In order for certain variable annuity contracts to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the ”owner“ of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the ”tax owner“ of certain separate account assets, income and gain from such assets would be includable in the variable contract owner’s gross income. The U.S. Tax Court followed the IRS position and held that a variable contract owner would be treated for federal tax purposes as the owner of the separate account assets (Webber v. Commissioner, 14 Tax Court No. 17, June 30, 2015). The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular sub-accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and variable life insurance contracts. The distinction between when a variable contract owner will be determined to own the separate account under the analysis of the IRS and the Tax Court can best be illustrated by the following IRS rulings.
Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer’s separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such ”public availability“ means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in Our Separate Account for your Contract are available for purchase except through an insurer’s variable contracts or by other permitted entities.
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Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Underlying Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, We believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, We reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.
Non-Natural Persons as Owners
Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:
•A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),
•A contract acquired by the estate of a decedent by reason of such decedent’s death,
•Certain contracts acquired with respect to tax-qualified retirement arrangements,
•Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or
•A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract’s purchase.
A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.
Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the ”holder“ in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a ”holder.“ In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the ”holder.“ However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.
Annuity Purchases by Nonresident Aliens and Foreign Corporations
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to Talcott Resolution. If withholding applies, We are required to withhold tax at the 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence.
Generation Skipping Transfer Tax
Under certain circumstances, the Code may impose a ”generation skipping transfer tax“ when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require Talcott Resolution to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
Tax-Qualified Retirement Plans
This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.
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The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a ”Qualified Plan“ or ”Plan“). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.
The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not Us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance with regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on Our books and records. If you are purchasing a Contract through a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Contract Value.
The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into Our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.
We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.
Individual Retirement Annuities (”IRAs“)
In addition to ”traditional“ IRAs governed by Code Sections 408(a) and (b) (”Traditional IRAs“), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.
a.Traditional IRAs
Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions (”RMDs“) when the Owner reaches their Required Beginning Date or dies (or the distribution qualifies for one of the other exceptions to the penalty on early distributions), as described below, may result in imposition of a 25% penalty tax on any excess of the RMD amount over the amount actually distributed. This excise tax is reduced to 10% if a distribution of the shortfall is made within two years and to the date the excise tax is assessed or imposed by the IRS. In addition, any amount received before the Owner reaches age 59 1∕2 or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.
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You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. Effective January 1, 2020, non-spouse ”designated beneficiaries“ of a deceased Owner must generally receive distributions within 10 years of the death of the Owner. However, the life expectancy payout option (a/k/a ”IRA stretch“) is still available for non-spouse beneficiaries who are ”Eligible Designated Beneficiaries“ enabling them to make a tax-free ”direct rollover“ (in the form of a direct transfer between Plan fiduciaries, as described below in ”Rollover Distributions“) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an ”inherited IRA“ that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant). ”Eligible Designated Beneficiaries“ include beneficiaries who are not more than 10 years younger, disabled, chronically ill, and minors until age of majority, at which time the 10-year rule applies. In addition, such a Plan is not required to permit such a rollover.
b.SEP IRAs
Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension (”SEP“) or a SEP IRA. A SEP IRA can have employer, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
c.SIMPLE IRAs
The Savings Incentive Match Plan for Employees of small employers (”SIMPLE Plan“) is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees (”SIMPLE IRAs“). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 25% penalty tax for failure to make a full RMD (or reduced amount), and to the 10% penalty tax on premature distributions, as described below. In addition, the 10% penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.
If We do not serve as the Designated Financial Institution for your employer’s SIMPLE Plan, for you to use one of Our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with Us.
d.Roth IRAs
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Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner’s lifetime. Generally, however, upon the Owner’s death the amount remaining in a Roth IRA must be distributed by the end of the tenth year after such death for non-spouse designated beneficiaries or distributed over the life or life expectancy of an Eligible Designated Beneficiary. The Owner of a Traditional IRA or other qualified plan assets may convert a Traditional IRA into a Roth IRA under certain circumstances. The conversion of a Traditional IRA or other qualified plan assets to a Roth IRA will subject the fair market value of the converted Traditional IRA to federal income tax in the year of conversion. In addition to the amount held in the converted Traditional IRA, the fair market value may include the value of additional benefits provided by the annuity contract on the date of conversion, based on reasonable actuarial assumptions. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. Distributions from eligible Qualified Plans can be ”rolled over“ directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a ”conversion“ Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan
Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of ”incidental“ death benefits, and the time when RMDs must commence. There are annual limits on contributions to 401(a) defined contribution plans generally, and to 401(k) plans specifically. Salary reduction contributions to a 401(k) option cannot exceed the lesser of a dollar limit ($23,500 in 2025) or 100% of the employee’s ”includible compensation.“ For participants over age 50, a special additional catch-up provision may be available ($7,500 in 2025 or $11,250 if the participant is age 60-63). In addition, a Plan’s provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. In addition, elective deferrals made by participants under a 401(k) arrangement are subject to specific distribution limitations similar to those outlined below for 403(b) plans. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.
In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits ”incidental“ to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.
Tax-Sheltered Annuity under Section 403(b) (”TSA“)
Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code Section 501(c)(3) to purchase a ”tax-sheltered annuity“ (”TSA“) contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee’s gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit ($23,500 in 2025) or 100% of the employee’s ”includable compensation“ for the most recent full year of service, subject to other adjustments. There are also legal limits on the annual elective deferrals a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased ($7,500 in 2025 or $11,250 if the participant is age 60-63). A TSA participant should contact the Plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.
A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:
a.after the employee reaches age 59 1∕2;
b.upon the employee’s separation from service;
c.upon the employee’s death or disability;
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d.in the case of hardship as defined in applicable regulations (and in the case of hardship, any income attributable to such contributions may not be distributed);
e.as a qualified reservist distribution upon certain calls to active duty; or
f.with respect to amounts invested in a lifetime income investment, the date that is 90 days prior to the day that such lifetime income investment may no longer be held as an investment option under the plan.
An employer sponsoring a TSA may impose additional restrictions on your TSA through its Plan document.
Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits ”incidental“ to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA.
Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant’s or beneficiary’s accumulated benefit immediately before such exchange (taking into account such participant’s or beneficiary’s accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant’s employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information.
Deferred Compensation Plans under Section 457 (”Section 457 Plans“)
Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a ”governmental employer“ is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an ”Eligible Deferred Compensation Plan“ or ”Section 457(b) Plan.“ Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant’s includible compensation or (2) the applicable dollar amount, ($23,500 in 2025). The Plan may provide for additional ”catch-up“ contributions. One catch-up contribution allows participants over age 50 to make additional contributions each year ($7,500 in 2025 or $11,250 if the participant is age 60-63); while another permits 457(b) pre-retirement contributions in the three prior years to, but not including, the year the participant reaches normal retirement age. A participant cannot use both catch-up provisions concurrently. In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 59 1∕2, (2) the participant has a severance from employment (including death), (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations), or (4) with respect to amounts invested in a lifetime income investment, the date that is 90 days prior to the date that such lifetime income investment may no longer be held as an investment option under the Plan.
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Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts, certain other insurance contracts, and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (nongovernmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. Where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer’s general creditors under Code Section 457(b)(6).
Taxation of Amounts Received from Qualified Plans
Except under certain circumstances in the case of Roth IRAs or Roth accounts in a Qualified Plan, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other ”investment in the contract.“ For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, Code Section 72 provides the tax rules for determining what portion of each amount received represents a tax-free recovery of ”investment in the contract“.
For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the ”investment in the contract,“ based on the ratio of the ”investment in the contract“ over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.
In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.
Penalty Taxes for Qualified Plans
Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions (”RMDs“). Penalty taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The penalty taxes on premature distributions and failures to make timely RMDs are more uniform and are described in more detail below.
a.Penalty Taxes on Premature Distributions
Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59 1∕2. However, this 10% penalty tax does not apply to a distribution that is either:
i.made to a beneficiary (or to the employee’s estate) on or after the employee’s death;
ii.attributable to the employee’s becoming disabled under Code Section 72(m)(7);
iii. part of a series of substantially equal periodic payments (not less frequently than annually  —  ”SEPPs“) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary (”SEPP Exception“), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;
iv.(except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);
v.(except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);
vi.not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year which are not reimbursed by health insurance (without regard to whether the taxpayer deducts the unreimbursed medical expenses);
vii.certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty;
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viii.distributions of up to $5,000 from a retirement plan in the case of a birth or adoption of a child under Code Section 72(t)(2)(H); or
ix.certain designated qualified disaster distributions.
In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:
i.made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;
ii.not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7);
iii.for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8); or
iv.certain other exceptions to the 10% penalty tax.
If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59 1∕2 and (b) 5 years have elapsed since the first of these periodic payments.
For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual’s employer under a SIMPLE Plan, the 10% penalty tax rate is increased to 25%.
b.RMDs and 25% Penalty Tax
If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution (”RMD“) for the year, the participant is subject to a 25% penalty tax on the amount that has not been timely distributed. This excise tax is reduced to 10% if a distribution of the shortfall is made within two years and to the date the excise tax is assessed or imposed by the IRS.
An individual’s interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of  —
i.the calendar year in which the individual attains their applicable age, or
ii.(except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.
If the individual attains (1) age 70 1∕2 before 2020, the applicable age is 70 1∕2; (2) age 72 during or after 2020 but before 2023, the applicable age is 72; (3) age 72 during or after 2023 and age 73 before 2033, the applicable age is 73; or (4) age 74 after 2032, the applicable age is 75.
The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over  —
a.the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or
b.over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.
Effective January 1, 2020, non-spouse ”designated beneficiaries“ of a deceased plan participant Owner must generally receive distributions within 10 years of the death of the participant. However, the life expectancy payout option (a/k/a ”stretch payout“) is still available for non-spouse beneficiaries who are ”Eligible Designated Beneficiaries“ enabling them to make a tax-free ”direct rollover“ (in the form of a direct transfer between Plan fiduciaries, as described below in ”Rollover Distributions“) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an ”inherited IRA“ that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant). ”Eligible Designated Beneficiaries“ include beneficiaries who are not more than 10 years younger, disabled, chronically ill, and minors until age of majority, at which time the 10-year rule applies.
If an individual dies after RMDs have begun for such individual, any remainder of the individual’s interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual’s death.
The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner’s surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
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The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount. RMDs also can be made in the form of Annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.
In addition, in computing any RMD amount based on a contract’s account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 25% penalty tax for RMDs (or reduced amount) if such additional RMD amount is not timely distributed. There is a recent exception to the RMD rules for certain lifetime income annuity benefits (Qualified Longevity Annuity Contracts, or ”QLAC“), provided by Revenue Ruling 2012-3 and proposed Treasury regulations.
Tax Withholding for Qualified Plans
Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. The federal income tax withholding requirements, including any ”elections out“ and the rate at which withholding applies are different for periodic and non-periodic distributions. Special rules apply when the distribution is an ”eligible rollover distribution“ from a Qualified Plan (described below in ”Rollover Distributions“). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the ”eligible rollover distribution,“ to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in ”Rollover Distributions“). Payees cannot elect out of this mandatory 20% withholding in the case of such an ”eligible rollover distribution.“
Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.
Regardless of any ”election out“ (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee’s total tax liability.
Rollover Distributions
The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plans (a ”direct transfer“ or a ”direct rollover“) or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a ”60-day rollover“), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, We advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.
For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transferor Plan and if other applicable conditions are met. Such a ”direct transfer“ between the same kinds of Plan is generally not treated as any form of ”distribution“ out of such a Plan for federal income tax purposes.
By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a ”distribution“ out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a ”direct rollover“ (made directly to another Plan) or as a ”60-day rollover.“ The tax restrictions and other rules for a ”direct rollover“ and a ”60-day rollover“ are similar in many ways, but if any ”eligible rollover distribution“ made from certain types of Qualified Plan is not transferred directly to another Plan by a ”direct rollover,“ then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a ”60-day rollover“ by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a ”60-day rollover“, the amount that is not rolled over remains subject to normal income tax plus any applicable penalty.
Under Code Sections 402(f)(2)(A) and 3405(c)(3) an ”eligible rollover distribution“ (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a ”direct rollover“) is generally any distribution to an employee of any portion (or all) of the balance to the employee’s credit in any of the following types of ”Eligible Retirement Plan“: (1) a Qualified Plan under Code Section 401(a) (”Qualified 401(a) Plan“), (2) a qualified annuity plan under Code Section 403(a) (”Qualified Annuity Plan“), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an ”eligible rollover distribution“ does not include any distribution that is either  —
a.an RMD amount;
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b.one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or
c.any distribution made upon hardship of the employee.
Before making an ”eligible rollover distribution,“ a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the ”direct rollover“ and ”60-day rollover“ rules and the distribution’s exposure to the 20% mandatory withholding if it is not made by ”direct rollover.“ Generally, under Code Sections 402(c), 403(b)(8) and 457 (e)(16), a ”direct rollover“ or a ”60-day rollover“ of an ”eligible rollover distribution“ can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an ”eligible rollover distribution“ that can qualify for a tax-free ”60-day rollover“ is limited to the amount that otherwise would be includable in gross income. By contrast, a ”direct rollover“ of an ”eligible rollover distribution“ can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a ”predecessor“ Qualified Plan.
Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free ”direct rollover“ or ”60-day rollover“ can be made between a ”Non-Roth IRA“ (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from Non-Roth IRA to a Roth IRA, or a ”conversion“ of a Non-Roth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free ”direct rollover“ or ”60-day rollover“ can be made between an ”inherited IRA“ (Non-Roth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a ”direct rollover“ or a ”60-day rollover“ to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a ”direct rollover“ or a ”60-day rollover“ to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no l-year limit applies to any such ”direct rollover.“ Similar rules apply to a ”direct rollover“ or a ”60-day rollover“ of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer’s SIMPLE Plan is generally disqualified (and subject to the 25% penalty tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a ”direct rollover“ or a ”60-day rollover“ to an Eligible Retirement Plan that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).
Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a non-spouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS and to qualified Coronavirus Related Distributions.
Distribution
The Contracts are no longer offered for sale. MML Distributors, LLC (”MMLD“), a subsidiary of Massachusetts Mutual Life Insurance Company (”MassMutual“), is the principal underwriter of the Contracts, which are sold by affiliated and unaffiliated broker-dealer, and financial institutions.
MMLD is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (”FINRA“). The principal business address of MMLD is 1295 State Street, Springfield, MA 01111.
Financial Intermediaries receive commissions (described below under ”Commissions“). Certain selected Financial Intermediaries also receive additional compensation (described below under ”Additional Payments“). All or a portion of the payments made to Financial Intermediaries may be passed on to Registered Representatives according to a Financial Intermediaries’ internal compensation practices.
Affiliated broker-dealers also employ individuals called ”wholesalers“ in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract value.
40

Commissions
Upfront commissions paid to Financial Intermediaries generally range from 0% to up to 7% of each Contribution you pay for your Contract. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1.20% of your Contract value. MMLD pays different commissions based on the Contract variation that you buy.
Commission arrangements vary from one Financial Intermediary to another. We and MMLD are not involved in determining your Registered Representative’s compensation. Under certain circumstances, your Registered Representative may be required to return all or a portion of the commissions paid.
Check with your Registered Representative to verify whether your account is a brokerage or an advisory account. Your interests may differ from Ours and your Registered Representative (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your Registered Representative (or the Financial Intermediary with which they are associated) can be paid both by you and MMLD and its affiliates based on what you buy. Therefore, profits, and your Registered Representative’s (or their Financial Intermediary’s) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.
Additional Payments
Subject to FINRA and Financial Intermediary rules, MMLD and its affiliates also make additional payments to Financial Intermediaries (who may or may not be affiliated with Us) to encourage the sale of this Contract and other contracts that We issue to retirement programs that We or Our affiliates offer (”Additional Payments“). Additional Payments are generally based on average net assets (or aged assets) of the contracts or programs attributable to a particular Financial Intermediary, on sales of the contracts or programs attributable to a particular Financial Intermediary, and/or sales expenses. Additional Payments may be used for various purposes, and may take various forms, such as:
•Payments for access to Registered Representatives and/or Financial Intermediaries, such as through one-on-one wholesaler visits or attendance at national sales meetings or similar events.
•Payments for inclusion of Our products on a Financial Intermediary’s ”preferred list“; participation in, or visibility at, national and regional conferences; and/or articles in Financial Intermediary publications highlighting Our products and services.
•Payments for various marketing expenses such as joint marketing campaigns and/or Financial Intermediary event advertising/participation; sponsorship of Financial Intermediary sales contests and/or promotions in which participants (including Registered Representatives) receive prizes such as travel awards, merchandise and recognition; and expenses of generating clients.
•Payment and support to Underlying Fund companies including Fund related wholesaler support, training and marketing activities for certain Funds, and providing sales activity reports.
•Sales support through such things as providing hardware and software, operational and systems integration, links to Our website from a Financial Intermediary’s websites; shareholder services (including sub-accounting) sponsorship of Financial Intermediary due diligence meetings; and/or expense allowances and reimbursements.
•”Due diligence“ payments for a Financial Intermediary’s examination of a product; payments for educational training, sales or training seminars, conferences and programs, sales and service desk training, and/or client or prospect seminar sponsorships.
•Occasional meals and entertainment, tickets to sporting events and other gifts.
More Information
Modification of the Contracts
Subject to any federal and state regulatory restrictions, We may modify the Contracts at any time by written agreement between the Contract Owner and Us. No modification will affect the amount or term of any Annuities begun prior to the effective date of the modification, unless it is required to conform the Contract to, or give the Contract Owner the benefit of, any federal or state statutes or any rule or regulation of the U.S. Treasury Department or the Internal Revenue Service.
On or after the fifth anniversary of any contract we may change, from time to time, any or all of the terms of the Contracts by giving 90 days advance written notice to the Contract Owner, except that the Annuity tables, guaranteed interest rates and the Contingent Deferred Sales Charges which are applicable at the time a Participant’s Account is established under a contract, will continue to be applicable.
41

We may modify the Contract at any time if such modification: (i) is necessary to make the Contract or the Separate Account comply with any law or regulation issued by a governmental agency to which We are subject; or (ii) is necessary to assure continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or annuity contracts; or (iii) is necessary to reflect a change in the operation of the Separate Account or the Sub-Accounts); or (iv) provides additional Separate Account options; or (v) withdraws Separate Account options. In the event of any such modification We will provide notice to the Contract Owner or to the payee(s) during the Annuity period. Talcott may also make appropriate endorsement in the Contract to reflect such modification.
A contract may be suspended by the Contract Owner by giving us written notice at least 90 days before the effective date of the suspension at our Administrative Office. A contract will be suspended automatically on its anniversary if the Contract Owner fails to assent to any modification of a contract. In this context, such modifications would have become effective on or before that anniversary.
Upon suspension of a 403(b) Contract, we will continue to accept Contributions, subject to the terms of the Contract, as such terms are applicable to Participant’s Accounts under the Contracts prior to such suspension. However, no Contributions will be accepted on behalf of any new Participant Accounts. Annuitants at the time of any suspension will continue to receive their Annuity payouts. The suspension of a 403(b) Contract will not preclude a Contract Owner from applying existing Participant’s Accounts to the purchase of Fixed or Variable Annuity benefits.
Upon suspension of all other Contracts, Talcott Resolution will not accept future contributions.
Reservation of Rights Under the Contract
We may, at Our sole discretion, elect not to exercise a right or reservation specified in this Contract. If we elect not to exercise a right or reservation, We are not waiving it. We may decide to exercise a right or a reservation that We previously did not exercise.
Legal Proceeding
Like other insurance companies, We are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, We do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts.
Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s results of operations or cash flows in particular quarterly or annual periods.
42

Appendix A – Underlying Funds
The following is a list of the Underlying Funds currently available under the Contract. In the event more than one Underlying Funds were offered under the Contract, the Underlying Funds available to you may vary by Employer. In such an event, you should refer to your retirement plan documents for a list of Underlying Funds available to you. More information about the Underlying Fund is available in the prospectuses for the Fund, which may be amended from time to time and can be found online at https://plan.empower-retirement.com/plancloudws/fundprospectus. You can also request this information at no cost by calling (844) 804-8989 or sending an email request to participantservices@empower.com.
The current expenses and performance information below reflect fees and expenses of the Underlying Funds, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. The past performance of a Fund is not necessarily an indication of future performance.

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Global Bond-USD Hedged	AB Global Bond Fund - Class A	0.80%	2.31%	-0.10%	1.54%
	Adviser: AllianceBernstein L.P.
	Subadviser: N/A
US Fund Tactical Allocation	AB Global Risk Allocation Fund - Class A*	1.42%	7.47%	4.93%	4.50%
	Adviser: AllianceBernstein L.P.
	Subadviser: N/A
US Fund High Yield Bond	AB High Income Fund - Class A	0.90%	8.62%	3.41%	4.22%
	Adviser: AllianceBernstein L.P.
	Subadviser: N/A
US Fund Foreign Large Value	AB International Value Fund - Class A*	1.23%	4.80%	3.95%	3.25%
	Adviser: AllianceBernstein L.P.
	Subadviser: N/A
US Fund Mid-Cap Growth	American Century Heritage Fund - Class A	1.25%	24.55%	11.10%	10.65%
	Adviser: American Century Investment Management Inc
	Subadviser: N/A
US Fund Small Value	American Century Small Cap Value Fund - Class A	1.34%	6.94%	9.36%	8.74%
	Adviser: American Century Investment Management Inc
	Subadviser: N/A
US Fund Small Blend	American Century Small Company Fund - Class A	1.11%	4.16%	6.73%	5.64%
	Adviser: American Century Investment Management Inc
	Subadviser: N/A
US Fund Money Market-Taxable	American Century U.S. Government Money Market Fund - Class A	0.71%	4.62%	2.05%	1.48%
	Adviser: American Century Investment Management Inc
	Subadviser: N/A
APP A-1

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Growth	American Century Ultra® Fund - Class A* (Closed to Contracts issued on or about 6/13/2008)	1.14%	29.21%	17.97%	16.15%
	Adviser: American Century Investment Management Inc
	Subadviser: N/A
US Fund Intermediate Government	American Century Ginnie Mae Fund - Class A	0.80%	0.24%	-1.27%	0.18%
	Adviser: American Century Investment Management Inc
	Subadviser: N/A
US Fund Global Large-Stock Blend	American Funds Capital World Growth and Income Fund℠ - Class R3	1.06%	13.53%	8.21%	7.87%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Diversified Emerging Mkts	American Funds New World Fund® - Class R3	1.22%	6.20%	4.39%	5.87%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Foreign Large Growth	American Funds EuroPacific Growth Fund® - Class R3	1.12%	4.36%	3.27%	4.98%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Large Growth	American Funds The Growth Fund of America® - Class R3	0.94%	28.02%	14.58%	13.29%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Mid-Cap Value	Ariel Appreciation Fund - Investor Class	1.14%	6.30%	6.83%	6.13%
	Adviser: Ariel Investments, LLC
	Subadviser: N/A
US Fund Small Value	Ariel Fund - Investor Class	1.00%	11.79%	8.56%	7.62%
	Adviser: Ariel Investments, LLC
	Subadviser: N/A
US Fund Mid-Cap Value	Artisan Mid Cap Value Fund - Investor Class	1.17%	4.49%	7.38%	6.57%
	Adviser: Artisan Partners Limited Partnership
	Subadviser: N/A
US Fund Large Growth	Ave Maria Growth Fund	0.92%	14.91%	10.41%	11.86%
	Adviser: Schwartz Investment Counsel Inc
	Subadviser: N/A
APP A-2

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Blend	Ave Maria Rising Dividend Fund	0.92%	14.42%	10.36%	9.69%
	Adviser: Schwartz Investment Counsel Inc
	Subadviser: N/A
US Fund Mid-Cap Blend	Ave Maria Value Fund	0.94%	21.52%	11.73%	8.01%
	Adviser: Schwartz Investment Counsel Inc
	Subadviser: N/A
US Fund Small Growth	Baron Small Cap Fund - Retail Shares	1.30%	13.28%	9.89%	10.21%
	Adviser: BAMCO Inc
	Subadviser: N/A
US Fund Target-Date 2065+	BlackRock LifePath® Dynamic 2065 Fund - Institutional Shares *	0.59%	16.50%	9.41%	10.26%
	Adviser: BlackRock Fund Advisors
	Subadviser: BlackRock International Limited;BlackRock (Singapore) Ltd;
US Fund Target-Date 2065+	BlackRock LifePath® Dynamic 2070 Fund - Institutional Shares*	0.59%	-5.71%	-5.71%	-5.71%
	Adviser: BlackRock Fund Advisors
	Subadviser: BlackRock International Limited;BlackRock (Singapore) Ltd;
US Fund Target-Date 2030	BlackRock LifePath® Dynamic 2030 Fund - Institutional Shares*	0.59%	10.28%	6.18%	6.76%
	Adviser: BlackRock Fund Advisors
	Subadviser: BlackRock International Limited;BlackRock (Singapore) Ltd;
US Fund Target-Date 2040	BlackRock LifePath® Dynamic 2040 Fund - Institutional Shares*	0.59%	13.93%	8.30%	8.30%
	Adviser: BlackRock Fund Advisors
	Subadviser: BlackRock International Limited;BlackRock (Singapore) Ltd;
APP A-3

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Target-Date 2050	BlackRock LifePath® Dynamic 2050 Fund - Institutional Shares*	0.59%	16.46%	9.40%	8.94%
	Adviser: BlackRock Fund Advisors
	Subadviser: BlackRock International Limited;BlackRock (Singapore) Ltd;
US Fund Target-Date Retirement	BlackRock LifePath® Dynamic Retirement Fund - Institutional Shares*	0.59%	8.40%	4.56%	5.06%
	Adviser: BlackRock Fund Advisors
	Subadviser: BlackRock International Limited;BlackRock (Singapore) Ltd;
US Fund Mid-Cap Blend	BNY Mellon Midcap Index Fund, Inc. - Investor Shares (Closed to Contracts issued on or about 6/1/2014)	0.51%	13.42%	9.80%	9.16%
	Adviser: BNY Mellon Investment Adviser, Inc
	Subadviser: N/A
US Fund Small Blend	BNY Mellon Smallcap Stock Index Fund - Investor Class	0.51%	8.26%	7.88%	8.45%
	Adviser: BNY Mellon Investment Adviser, Inc
	Subadviser: N/A
US Fund Global Large-Stock Growth	Calamos Global Equity Fund - Class A*	1.40%	30.16%	14.43%	11.57%
	Adviser: Calamos Advisors LLC
	Subadviser: N/A
US Fund Foreign Large Growth	Calamos International Growth Fund - Class A*	1.20%	12.19%	6.66%	6.58%
	Adviser: Calamos Advisors LLC
	Subadviser: N/A
US Fund Large Growth	Calvert Equity Fund - Class A	0.90%	8.39%	11.04%	12.44%
	Adviser: Calvert Research and Management
	Subadviser: Atlanta Capital Management Company,LLC
APP A-4

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Blend	ClearBridge Appreciation Fund - Class A	0.91%	22.45%	12.58%	11.75%
	Adviser: Franklin Templeton Fund Adviser, LLC
	Subadviser: ClearBridge Investments, LLC
US Fund Small Growth	ClearBridge Small Cap Growth Fund - Class A	1.19%	4.09%	5.26%	7.80%
	Adviser: Franklin Templeton Fund Adviser, LLC
	Subadviser: ClearBridge Investments, LLC
US Fund Large Value	ClearBridge Value Fund - Class FI* (Effective 3/1/24, ClearBridge Value Trust was renamed ClearBridge Value Fund)	1.14%	15.00%	12.76%	9.57%
	Adviser: Franklin Templeton Fund Adviser, LLC
	Subadviser: ClearBridge Investments, LLC
US Fund Mid-Cap Blend	CRM Mid Cap Value Fund - Investor Shares	1.17%	8.72%	8.39%	8.83%
	Adviser: Cramer Rosenthal McGlynn LLC
	Subadviser: N/A
US Fund Large Value	Davis New York Venture Fund - Class A	0.92%	17.51%	9.58%	9.77%
	Adviser: Davis Selected Advisers LP
	Subadviser: Davis Selected Advisers (New York) Inc
US Fund Large Growth	Domini Impact Equity Fund® - Investor Shares	0.98%	21.87%	13.00%	10.14%
	Adviser: Domini Impact Investments LLC
	Subadviser: SSGA Funds Management Inc
US Fund Mid-Cap Blend	Eaton Vance Atlanta Capital SMID-Cap Fund - Class A	1.12%	13.33%	9.66%	11.74%
	Adviser: Boston Management and Research
	Subadviser: Atlanta Capital Management Company,LLC
US Fund Foreign Large Blend	Empower International Index Fund - Investor Class	0.61%	2.92%	4.19%	4.76%
	Adviser: Empower Capital Management, LLC
	Subadviser: Irish Life Inv Managers Ltd
APP A-5

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Moderately Aggressive Allocation	Empower Moderately Aggressive Profile Fund - Investor Class*	1.01%	9.34%	6.63%	6.74%
	Adviser: Empower Capital Management, LLC
	Subadviser: N/A
US Fund Mid-Cap Blend	Empower S&P Mid Cap 400® Index Fund - Investor Class	0.55%	13.27%	9.72%	9.06%
	Adviser: Empower Capital Management, LLC
	Subadviser: Irish Life Inv Managers Ltd
US Fund Small Blend	Empower S&P SmallCap 600® Index Fund - Investor Class*	0.56%	7.94%	7.77%	8.38%
	Adviser: Empower Capital Management, LLC
	Subadviser: Irish Life Inv Managers Ltd
US Fund Small Value	Federated Hermes Clover Small Value Fund - Class A*	1.14%	9.65%	9.43%	6.93%
	Adviser: Federated Equity Mgmt Co. Of Penn
	Subadviser: N/A
US Fund Real Estate	Fidelity Advisor® Real Estate Fund - Class M	1.28%	5.85%	1.51%	3.23%
	Adviser: Fidelity Management & Research Company LLC
	Subadviser: FMR Investment Management (U.K.) Limited;Fidelity Management & Research (Japan) Limited;Fidelity Management & Research (HK) Ltd;
US Fund Global Large-Stock Value	Franklin Mutual Global Discovery Fund - Class A	1.21%	4.57%	6.36%	6.00%
	Adviser: Franklin Mutual Advisers, LLC
	Subadviser: N/A
US Fund Small Value	Franklin Small Cap Value Fund - Class A* (Closed to Contracts issued on or about 5/27/2021)	0.97%	11.31%	8.33%	8.05%
	Adviser: Franklin Mutual Advisers, LLC
	Subadviser: N/A
US Fund Multistrategy	Goldman Sachs Absolute Return Tracker - Class A*	1.10%	6.63%	3.80%	3.49%
	Adviser: Goldman Sachs Asset Management, L.P.
	Subadviser: N/A
APP A-6

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Intermediate Government	Goldman Sachs Government Income Fund - Class A*	0.82%	0.45%	-1.09%	0.35%
	Adviser: Goldman Sachs Asset Management, L.P.
	Subadviser: N/A
US Fund High Yield Bond	Goldman Sachs High Yield Fund - Class A*	0.99%	6.54%	2.63%	3.66%
	Adviser: Goldman Sachs Asset Management, L.P.
	Subadviser: N/A
US Fund Mid-Cap Blend	Goldman Sachs Mid Cap Value Fund - Class A*	1.19%	11.82%	9.50%	7.63%
	Adviser: Goldman Sachs Asset Management, L.P.
	Subadviser: N/A
US Fund Moderate Allocation	Hartford Balanced HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.66%	11.21%	8.09%	7.75%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Moderately Conservative Allocation	Hartford Balanced Income Fund - Class R4 (Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.96%	6.12%	4.12%	5.48%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Moderately Conservative Allocation	Hartford Conservative Allocation Fund - Class R4	1.05%	8.16%	3.25%	3.60%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: N/A
US Fund Large Blend	Hartford Disciplined Equity HLS Fund - Class IA (Closed to Contracts issued on or about 6/13/2008)	0.59%	25.37%	12.79%	12.70%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
APP A-7

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Value	Hartford Dividend and Growth HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.65%	12.67%	10.75%	10.55%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Global Small/Mid Stock	Hartford Global Impact Fund - Class R4* (Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts)	1.11%	8.57%	6.54%	8.80%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund High Yield Bond	Hartford High Yield Fund - Class R4* (Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.97%	6.19%	3.45%	4.28%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company
US Fund Foreign Large Blend	Hartford International Opportunities HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.76%	8.40%	5.18%	5.50%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Small Growth	Hartford Small Cap Growth HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.64%	13.12%	5.84%	7.89%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
APP A-8

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Intermediate Core-Plus Bond	Hartford Total Return Bond HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.50%	2.33%	0.28%	1.97%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Mid-Cap Value	Hartford MidCap Value Fund - Class R4 (Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts)	1.18%	10.85%	8.61%	7.69%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company
US Fund Large Value	Hotchkis and Wiley Large Cap Value Fund - Class A	1.20%	12.54%	9.65%	8.56%
	Adviser: Hotchkis & Wiley Capital Management LLC
	Subadviser: N/A
US Fund Large Growth	Invesco American Franchise Fund - Class A	0.96%	34.73%	15.76%	14.02%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Commodities Broad Basket	Invesco Balanced-Risk Commodity Strategy Fund - Class A*	1.40%	5.48%	7.07%	2.25%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Large Value	Invesco Comstock Fund - Class A	0.81%	15.03%	11.48%	9.47%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Diversified Emerging Mkts	Invesco Developing Markets Fund - Class A	1.28%	-1.39%	-2.31%	1.84%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Large Value	Invesco Dividend Income Fund - Class A	0.93%	11.37%	7.49%	7.46%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Moderate Allocation	Invesco Equity and Income Fund - Class A*	0.77%	11.81%	8.05%	7.11%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
APP A-9

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Global Small/Mid Stock	Invesco Global Opportunities Fund - Class A	1.14%	-7.47%	-2.40%	5.96%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Foreign Large Growth	Invesco International Diversified Fund - Class A	1.29%	-2.53%	1.02%	4.15%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Real Estate	Invesco Real Estate Fund - Class A	1.25%	1.74%	0.92%	3.94%
	Adviser: Invesco Advisers, Inc.
	Subadviser: Invesco Asset Management Ltd
US Fund Large Blend	Invesco Rising Dividends Fund - Class A	0.98%	19.45%	11.99%	9.97%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Large Growth	JPMorgan Large Cap Growth Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.94%	33.52%	19.67%	17.30%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Target-Date 2055	JPMorgan SmartRetirement® 2055 Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.85%	14.20%	8.50%	7.94%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Target-Date 2065+	JPMorgan SmartRetirement® 2065 Fund - Class A*	0.86%	14.14%	13.69%	13.69%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
APP A-10

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Target-Date 2020	JPMorgan SmartRetirement® 2020 Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)(Effective on or about 4/25/25, this fund will merge into the JP Morgan SmartRetirement® Income Fund)	0.75%	7.76%	3.70%	4.51%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Target-Date 2025	JPMorgan SmartRetirement® 2025 Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.79%	8.25%	4.44%	5.20%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Target-Date 2030	JPMorgan SmartRetirement® 2030 Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.79%	9.66%	5.41%	5.97%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Target-Date 2035	JPMorgan SmartRetirement® 2035 Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.84%	11.58%	6.88%	6.87%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Target-Date 2040	JPMorgan SmartRetirement® 2040 Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.84%	12.80%	7.72%	7.49%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
APP A-11

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Target-Date 2045	JPMorgan SmartRetirement® 2045 Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.84%	13.70%	8.38%	7.87%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Target-Date 2050	JPMorgan SmartRetirement® 2050 Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.85%	14.23%	8.50%	7.93%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Target-Date 2060	JPMorgan SmartRetirement® 2060 Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.85%	14.23%	8.49%	9.24%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Target-Date Retirement	JPMorgan SmartRetirement® Income Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.69%	7.83%	3.70%	4.12%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Small Value	Keeley Small Cap Dividend Value Fund - Class A*	1.29%	15.51%	9.11%	7.22%
	Adviser: Keeley-Teton Advisors, LLC
	Subadviser: N/A
US Fund Large Blend	LKCM Aquinas Catholic Equity Fund*	1.01%	13.37%	10.51%	9.80%
	Adviser: Luther King Capital Management Corporation
	Subadviser: N/A
US Fund Mid-Cap Blend	Lord Abbett Value Opportunities Fund - Class P	1.39%	13.33%	8.46%	7.20%
	Adviser: Lord, Abbett & Co LLC
	Subadviser: N/A
APP A-12

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Intermediate Core-Plus Bond	Macquarie Diversified Income Fund - Class A* (Effective 12/31/24, Delaware Diversified Income Fund was renamed Macquarie Diversified Income Fund)	0.67%	1.89%	0.37%	1.74%
	Adviser: Delaware Management Company
	Subadviser: Macquarie Investment Management Global Limited;Macquarie Investment Management Austria Kapitalanlage AG;Macquarie Investment Management Europe Limited;
US Fund Long-Term Bond	Macquarie Extended Duration Bond Fund - Class A* (Effective 12/31/24, Delaware Extended Duration Bond Fund was renamed Macquarie Extended Duration Bond Fund)	0.81%	-1.55%	-2.18%	1.46%
	Adviser: Delaware Management Company
	Subadviser: Macquarie Investment Management Global Limited;Macquarie Investment Management Austria Kapitalanlage AG;Macquarie Investment Management Europe Limited;
US Fund Small Growth	Macquarie Small Cap Growth Fund - Class Y* (Effective 12/31/24, Delaware Small Cap Growth Fund was renamed Macquarie Small Cap Growth Fund)	1.13%	14.25%	6.17%	8.23%
	Adviser: Delaware Management Company
	Subadviser: Macquarie Investment Management Global Limited
US Fund Large Growth	MassMutual Blue Chip Growth Fund - Class R4	1.10%	34.62%	15.65%	15.11%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Loomis, Sayles & Company LP;T. Rowe Price Associates, Inc.;
APP A-13

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Intermediate Core Bond	MassMutual Core Bond Fund - Class R4*	0.79%	3.39%	0.08%	1.37%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Barings LLC;Baring International Investment Ltd;
US Fund Large Growth	MassMutual Disciplined Growth Fund - Class R4	1.04%	36.15%	16.51%	14.45%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Wellington Management Company LLP
US Fund Large Value	MassMutual Diversified Value Fund - Class R4	1.09%	16.80%	9.47%	8.85%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Brandywine Global Investment Mgmt, LLC
US Fund Large Blend	MassMutual Equity Opportunities Fund - Class R4	1.21%	9.30%	8.94%	9.64%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Wellington Management Company LLP;T. Rowe Price Associates, Inc.;
US Fund Global Large-Stock Growth	MassMutual Global Fund - Class R4	1.38%	15.36%	8.82%	9.20%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Invesco Advisers, Inc.
US Fund Foreign Large Blend	MassMutual International Equity Fund - Class R4*	1.53%	-2.55%	3.42%	4.31%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Thompson, Siegel & Walmsley LLC;Wellington Management Company LLP;
US Fund Mid-Cap Growth	MassMutual Mid Cap Growth Fund - Class R4*	1.11%	10.96%	7.50%	9.69%
	Adviser: MML Investment Advisers, LLC
	Subadviser: T. Rowe Price Associates, Inc.;Frontier Capital Management Company, LLC;T. Rowe Price Investment Management,Inc.;
APP A-14

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Foreign Large Blend	MassMutual Overseas Fund - Class R4*	1.24%	0.13%	4.20%	4.99%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Harris Associates L.P.;Massachusetts Financial Services Company;
US Fund Short-Term Bond	MassMutual Short-Duration Bond Fund - Class R4*	0.91%	7.49%	1.31%	1.71%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Barings LLC;Baring International Investment Ltd;
US Fund Small Growth	MassMutual Small Cap Growth Equity Fund - Class R4	1.30%	14.90%	8.78%	9.63%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Wellington Management Company LLP;Invesco Advisers, Inc.;
US Fund Small Blend	MassMutual Small Cap Opportunities Fund - Class R4*	1.10%	12.46%	10.12%	8.63%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Invesco Advisers, Inc.
US Fund Small Value	MassMutual Small Company Value Fund - Class R4*	1.31%	9.30%	7.37%	6.51%
	Adviser: MML Investment Advisers, LLC
	Subadviser: AllianceBernstein L.P.;American Century Investment Management;
US Fund Intermediate Core-Plus Bond	MassMutual Total Return Bond Fund - Class R4*	0.78%	0.29%	-0.71%	0.98%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Metropolitan West Asset Management, LLC.
US Fund Intermediate Government	MFS® Government Securities Fund - Class R3*	0.76%	0.33%	-1.00%	0.39%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
APP A-15

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Foreign Large Blend	MFS® International Intrinsic Value Fund - Class R3* (Closed to Contracts issued on or about 5/1/2012)	1.05%	7.19%	5.09%	7.44%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
US Fund Foreign Small/Mid Growth	MFS® International New Discovery Fund - Class A* (Closed to Contracts issued on or about 9/1/2016)	1.30%	0.65%	1.14%	4.60%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
US Fund Small Growth	MFS® New Discovery Fund - Class R3*	1.28%	6.06%	4.44%	8.71%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
US Fund Large Blend	MM S&P 500® Index Fund - Class R4	0.64%	24.15%	13.83%	12.41%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Northern Trust Investments Inc
US Fund Large Blend	Neuberger Berman Sustainable Equity Fund - Class A	1.07%	27.95%	14.06%	11.41%
	Adviser: Neuberger Berman Investment Advisers LLC
	Subadviser: N/A
US Fund Large Blend	Neuberger Berman Sustainable Equity Fund - Trust Class	1.06%	27.93%	14.07%	11.43%
	Adviser: Neuberger Berman Investment Advisers LLC
	Subadviser: N/A
US Fund Event Driven	NexPoint Merger Arbitrage Fund - Class A* (Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts)	2.49%	5.65%	4.99%	5.47%
	Adviser: NexPoint Asset Management, L.P.
	Subadviser: N/A
APP A-16

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Intermediate Core Bond	Nuveen Bond Index Fund - Retirement Class (formerly TIAA-CREF Bond Index Fund)	0.32%	1.07%	-0.63%	0.98%
	Adviser: Teachers Advisors LLC
	Subadviser: N/A
US Fund Large Blend	Nuveen Dividend Growth Fund - Class A	0.92%	17.25%	11.02%	10.62%
	Adviser: Nuveen Fund Advisors, LLC.
	Subadviser: Nuveen Asset Management, LLC
US Fund Large Blend	Nuveen Equity Index Fund - Retirement Class (formerly TIAA-CREF Equity Index Fund)	0.30%	23.42%	13.55%	12.23%
	Adviser: Teachers Advisors LLC
	Subadviser: N/A
US Fund Foreign Large Value	Nuveen International Value Fund - Class A*	1.15%	4.33%	5.79%	4.88%
	Adviser: Nuveen Fund Advisors, LLC.
	Subadviser: Nuveen Asset Management, LLC
US Fund Large Growth	Nuveen Large-Cap Growth Index Fund - Retirement Class (formerly TIAA-CREF Large-Cap Growth Index Fund)	0.30%	32.95%	18.61%	16.41%
	Adviser: Teachers Advisors LLC
	Subadviser: N/A
US Fund Large Value	Nuveen Large-Cap Value Index Fund - Retirement Class (formerly TIAA-CREF Large-Cap Value Index Fund)	0.30%	14.02%	8.40%	8.18%
	Adviser: Teachers Advisors LLC
	Subadviser: N/A
US Fund Moderate Allocation	Oakmark Equity and Income Fund - Investor Class	0.85%	8.72%	7.98%	6.88%
	Adviser: Harris Associates L.P.
	Subadviser: N/A
US Fund Natural Resources	PGIM Jennison Natural Resources Fund, Inc. - Class A	1.26%	0.80%	11.67%	3.80%
	Adviser: PGIM Investments LLC
	Subadviser: Jennison Associates LLC
APP A-17

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Inflation-Protected Bond	PIMCO Real Return Fund - Class A	0.90%	2.18%	1.72%	1.89%
	Adviser: Pacific Investment Management Company, LLC
	Subadviser: N/A
US Fund Intermediate Core-Plus Bond	PIMCO Total Return ESG Fund - Admin Class	1.07%	2.05%	-0.56%	1.15%
	Adviser: Pacific Investment Management Company, LLC
	Subadviser: N/A
US Fund Intermediate Core-Plus Bond	PIMCO Total Return Fund - Class A	0.85%	2.26%	-0.11%	1.37%
	Adviser: Pacific Investment Management Company, LLC
	Subadviser: N/A
US Fund Large Growth	Pioneer Fundamental Growth Fund - Class A	1.01%	17.41%	14.14%	13.29%
	Adviser: Victory Capital Management Inc.
	Subadviser: N/A
US Fund Small Growth	Royce Smaller-Companies Growth Fund - Service Class*	1.49%	21.84%	9.17%	8.09%
	Adviser: Royce & Associates, LP
	Subadviser: N/A
US Fund Large Blend	SSgA S&P 500 Index Fund - Class N*	0.16%	24.82%	14.43%	12.96%
	Adviser: SSGA Funds Management Inc
	Subadviser: N/A
US Fund Global Large-Stock Blend	Templeton Growth Fund, Inc. - Class A	1.03%	5.42%	4.59%	3.97%
	Adviser: Templeton Global Advisors Limited
	Subadviser: Templeton Asset Management Ltd.
US Fund Mid-Cap Blend	Timothy Plan Large/Mid-Cap Value Fund - Class A*	1.29%	11.60%	9.85%	8.72%
	Adviser: Timothy Partners Ltd
	Subadviser: Westwood Management Corp
US Fund Large Blend	Victory Diversified Stock Fund - Class A	1.07%	26.30%	14.60%	11.00%
	Adviser: Victory Capital Management Inc.
	Subadviser: N/A
APP A-18

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Blend	Victory Special Value Fund - Class A	1.37%	27.09%	14.55%	10.71%
	Adviser: Victory Capital Management Inc.
	Subadviser: N/A
US Fund Mid-Cap Growth	Victory Munder Mid-Cap Core Growth Fund - Class A	1.27%	10.85%	8.47%	7.54%
	Adviser: Victory Capital Management Inc.
	Subadviser: N/A
US Fund Large Value	Virtus Ceredex Large-Cap Value Equity Fund - Class A*	1.24%	10.26%	7.00%	7.58%
	Adviser: Virtus Investment Advisers, LLC
	Subadviser: Ceredex Value Advisors LLC
US Fund Foreign Large Blend	Virtus NFJ International Value Fund - Class A*	1.30%	-2.60%	0.83%	0.55%
	Adviser: Virtus Investment Advisers, LLC
	Subadviser: NFJ Investment Group LLC - Dallas
* Denotes Underlying Funds and their investment advisers that have entered into temporary expense reimbursements and /or fee waivers. See the prospectus for the Underlying Fund for further information.
HV-5244
APP A-19

The Statement of Additional Information (“SAI”), which is incorporated by reference into this Prospectus, includes additional information about the Separate Account and the Contract. The SAI is available without charge, upon request. To request copies of the SAI and make other inquiries about your Contracts, call us at 1-844-804-8989. Copies of the SAI and other information are also available on the following website https://plan.empower.com/plancloudws/fundprospectus and by e-mail request to participantservices@empower.com. Reports and other information about the Separate Account and the Contract are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
C000055034

Talcott Resolution Life Insurance Company Group Variable Annuity Contracts Separate Account Eleven PremierSolutions Cornerstone Sub-Administered by Empower Annuity Insurance Company of America
Overview
This Prospectus describes information you should know before you purchase or become a Participant under a group variable annuity contract (the “Contract” or “Contracts”). Please read it carefully before you purchase or become a Participant under the Contract. We no longer sell the Contract. However, we continue to administer existing Contracts. The Contract provides for accumulation of Participant Account value and Annuity payments on a fixed and/or variable basis.
Talcott Resolution Life Insurance Company issues the Contracts for use in certain retirement programs adopted according to the Internal Revenue Code.
You or your Employer allocate your plan Contribution to “Sub-Accounts.” Sub-Accounts are subdivisions of the Separate Accounts that we established to keep your Contributions separate from our company assets. The Sub-Accounts purchase shares of underlying mutual funds (“Underlying Funds”) that have investment strategies ranging from conservative to aggressive. You choose the Sub-Accounts that meet your investment goals and risk tolerance. For additional information on the underlying Funds see Appendix A: “Underlying Funds.”
For Contracts issued in connection with Employer-sponsored retirement programs, the Contract Owner decides which Sub-Accounts described in this Prospectus are available to Participants. As a result, if you are a Participant in an Employer-sponsored retirement program, you may not be able to allocate Contributions to all of the Sub-Accounts described in this Prospectus. For additional information describing which Sub-Accounts are available to you, please refer to the materials describing your Employer’s program.
Depending on which Sub-Accounts you select, the underlying Funds may be retail mutual funds that are available to the public, or mutual funds that are only available to insurance company separate accounts. Because your Contributions purchase Sub-Accounts, you do not invest directly in any of the Underlying Funds.
The Contracts may contain a General Account option. The General Account option has certain restrictions. The General Account option and these restrictions are not described in this Prospectus. The General Account option is not required to be registered with the Securities and Exchange Commission (“SEC”).
If you decide to become a Contract Owner or a Participant, you should keep this Prospectus for your records. You can also call Empower at 1-844-804-8989 to get a Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about the Contract, and like this Prospectus, is filed with the SEC.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The SEC doesn’t approve or disapprove these securities or determine if the information in this Prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense.
This Prospectus and the Statement of Additional Information can also be obtained from the SEC’s website (http://www.sec.gov).
This group variable annuity contract IS NOT:
♦A bank or credit union deposit or obligation
♦FDIC or NCUA insured
♦Insured by any federal government agency
♦Guaranteed by any bank or credit union
♦May go down in value
Prospectus Dated: May 1, 2025

Section	Page
2

Appendix A Underlying Funds	APP A-1
3

Glossary Of Special Terms
The defined terms set out in this prospectus also appear in and apply to the related Statement of Additional Information (“SAI”).
Accumulation Period: The period before the start of Annuity payouts.
Accumulation Units: If you allocate your Contributions to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of Participant Accounts invested in the Sub-Accounts prior to Annuitization.
Annual Maintenance Fee: An annual charge for establishing and maintaining a Participant’s Account under a Contract.
Annuitant: The person on whose life Annuity payouts are based.
Annuitant’s Account: An account established at the beginning of the Annuity Period for making Annuity payouts under the Contracts.
Annuity: A series of payments for life or another designated period.
Annuity Commencement Date: The date we start to make Annuity payouts to you.
Annuity Period: The period during which we make Annuity payouts to you.
Annuity Unit: A unit of measure we use to calculate the value of Annuity payments under a Variable Annuity payout option.
Beneficiary: The person or persons designated to receive Contract values in the event of the Participant’s or Annuitant’s death.
Code: The Internal Revenue Code of 1986, as amended.
Contract Owner: The Employer or entity owning the Contract.
Contract Year: A period of 12 months beginning with the effective date of the Contract or with any anniversary of the effective date.
Contribution(s): The amount(s) paid or transferred or rolled over to Us by the Contract Owner on behalf of Participants pursuant to the terms of the Contracts.
Date of Coverage: The date on which we receive the application on behalf of a Participant.
Due Proof of Death: A certified copy of the death certificate, an order of a court of competent jurisdiction, a statement from a physician who attended the deceased or any other proof acceptable to us.
Employer: An employer maintaining a Tax-Sheltered Annuity plan, a Deferred Compensation Plan, or an Individual Retirement Annuity plan for its employees.
Empower: Empower Annuity Insurance Company of America, which serves as sub-administrator of the Contracts and the Separate Account. You may contact Empower at 1-844-804-8989, Participantservices@empower.com, or at 8515 E. Orchard Road, Greenwood Village, CO 80111.
Empower Administrative Office: Overnight and Standard mailing address: Empower, 8515 E. Orchard Road, Greenwood Village, CO 80111.
Fixed Annuity: An Annuity providing for guaranteed payments which remain fixed in amount throughout the payment period and which do not vary with the investment experience of a separate account.
General Account: Our General Account that consists of all of our company assets, including any money you have invested in the General Account. The assets in the General Account are available to the creditors of Talcott Resolution.
Minimum Death Benefit: The minimum amount payable upon the death of a Participant prior to age 65 and before Annuity payments have started.
Participant (also, “you”): Any employee or former employee of an Employer or other individual with a Participant Account under a Contract.
Participant Account: An account under a Contract to which the General Account values and the Separate Account Accumulation Units are allocated on behalf of a Participant under a Contract.
Participant’s Contract Year: A period of twelve (12) months beginning with the Date of Coverage of a Participant and each successive 12-month period.
4

Premium Tax: A tax or amount of tax, if any, charged by a state, federal, or other governmental entity on Contributions or Contract values.
Related Contract: Another contract or funding vehicle under your plan that may be considered when determining charges or benefits under the Contract described in this Prospectus. Your Employer and Talcott Resolution agree as to whether another contract or funding vehicle is eligible as a Related Contract.
Separate Account: Separate Account Eleven of Talcott Resolution Life Insurance Company.
Sub-Account Value: The value on or before the Annuity Commencement Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit value for that Sub-Account.
Surrender: Any withdrawal of Contract values.
Talcott Resolution, We, Us or Our: Talcott Resolution Life Insurance Company
Tax-Sheltered Annuity (also “Tax Deferred Annuity”): An Annuity Contract purchased by an Employer on behalf of its employees that qualifies for special tax treatment under section 403(b) of the Code.
Valuation Day: Every day the New York Stock Exchange is open for trading. The value of a Separate Account is determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on such days.
Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.
Variable Annuity: An Annuity providing for payments varying in amount in accordance with the investment experience of the assets held in the underlying Funds of the Separate Account.
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Important Information You Should Consider About the Contract

FEES AND EXPENSES				LOCATION IN PROSPECTUS
Charges for Early Withdrawals
You do not pay a sales charge at the time you make a Contribution to your Participant Account. But you may pay a Contingent Deferred Sales Charge (“CDSC”) if you fully or partially surrender your Participant Account Value during the first five Contract Years. No CDSC applies in the sixth Contract Year or later.
For example, if you made a withdrawal of $100,000.00 (a partial surrender) from your Participant Account Value during your first Contract Year, you would pay a maximum CDSC of $5,000.00.
Contract Charges: Contingent Deferred Sales Charge
Transaction Charges
In addition to the Contingent Deferred Surrender Charge, you may be charged for other transactions. These may include fees to set up and administer a Loan from your Participant Account Value, charges for Premium Taxes that are imposed by a State or other government entity, or a Transfer Fee for transfers among the Sub-Accounts that exceed twelve transfers in a Contract Year.
Contract Charges: Loan Fees; Premium Taxes; and Transfer Fees
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year. Please refer to your Contract specifications page for information about the specific fees you will pay each year.
The fees and expenses don’t reflect advisory fees that are paid to investment advisors from the Participant Account. If such charges were reflected, such fees and expenses would be higher.
Fee Table: Participant Transaction Expenses; Annual Contract Expenses; Annual Underlying Funds Operating Expenses
	Annual Fee	Minimum	Maximum
	Base Contract[1]	0.00%	1.35%
	Investment options (Fund fees and expenses)[2]	0.30%	2.22%
1 As a percentage of Total Value of Participant Accounts under the Contract. [2] As a percentage of Underlying Fund assets.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges.

	Lowest Annual Cost: $1,414	Highest Annual Cost: $2,935
	Assumes: •Investment of $100,000 •5% annual appreciation •Least expensive Contract and Underlying Fund fees and expenses •No CDSC charge •No additional Purchase Payments, transfers, or withdrawals	Assumes: •Investment of $100,000 •5% annual appreciation •Most expensive Contract and Underlying Fund fees and expenses •No CDSC charge •No additional Purchase Payments, transfers, or withdrawals
Other Plan or Participant Charges	Any plan-specific fees.			Fee Table: Participant Transaction Expenses
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RISKS		LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this Contract, including loss of principal and prior credited earnings.	Principal Risks
Not a Short Term Investment
The Contract is designed as a long-term accumulation Investment for retirement savings. It is not designed for short term investment and is not appropriate for an investor who needs ready access to cash.
Principal Risks
Risks Associated with Investment Options
•An investment in this Contract is subject to the risk of poor investment performance of the Underlying Funds available under the Contract.
•Each Underlying Fund has its own unique risks.
•You should review the prospectus for each Underlying Fund before making an investment decision.
Principal Risks
Insurance Company Risks
Any obligations, guarantees, and benefits of the Contract are subject to the claims- paying ability of the Talcott Resolution. If Talcott Resolution experiences financial distress, it may not be able to meet its obligations to you. More information about Talcott Resolution, including its financial strength ratings, is available upon request. You may make such request by calling 844-804-8989 or visiting https://www.talcottresolution.com
Principal Risks
RESTRICTIONS		LOCATION IN PROSPECTUS
Investments	Talcott may add or remove an Underlying Fund as an investment option under the Contract or to limit its availability to new Contributions or Transfers of Participant Account Value.	Changes to the Funds and Separate Account
Optional Benefits
Loans will have a permanent effect on the Participant’s Account because the investment results of each Sub-account will apply only to amounts remaining in the Sub-accounts. A loan that is not repaid will also reduce the death benefit.

If the Participant elects to pay third-party advisory fees out of the Contract, they may be subject to federal and state taxes, and a 10% federal tax penalty may apply if the Participant is under age 59 1∕2.
Description of the Contracts –Transfers between Sub-Accounts; Restrictions on Sub-Account Transfers
TAXES		LOCATION IN PROSPECTUS
Tax Implications
•You should consult with a tax professional to determine the tax
•implications of an investment in and payments received under the Contract.
•Because you purchase the Contract through a qualified retirement plan, it does not provide any additional tax benefit.
•Earnings on your Contract are generally taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59 1∕2.
Federal Tax Considerations
CONFLICTS OF INTEREST		LOCATION IN PROSPECTUS
Investment Professional Compensation
Your registered representative may receive compensation in the form of commissions for selling this Contract to you. Such compensation may influence your registered representative to recommend this Contract over another investment.
Distribution
Exchanges
Because this Contract is no longer available for sale, it should not be offered to you in exchange for another annuity contract that you own. But you should be aware, in general, that some investment professionals have a financial incentive to offer you a new contract in place of the one that you own. You should exchange an annuity contract only if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new annuity contract rather than continue to own the existing annuity contract.
N/A
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Overview of the Contract
Purpose
The Contract is designed for purchase by sponsors of retirement plans established under Sections 401(a), 403(a), 403(b), 457 and 408 of the Code as an investment option for their participants. The Contract offers a number of Underlying Funds in which participants may invest through the Sub-accounts. A General Account Option that guarantees payment of a minimum interest rate may also be available.
Phases of the Contract
The Contract has two periods: (1) the Accumulation Period and (2) the Annuity Period:
During the Accumulation Period, the Employer makes Contributions to the Contract on behalf of Plan Participants that Participants may allocate among the Sub-Accounts and, if available through the Plan, to the General Account Option. For additional information about the Underlying Funds available for investment through the Sub-Accounts, see Appendix A: Underlying Funds, at the back of this prospectus.
During the Accumulation Period, participants may request full or partial surrenders of their Participant Account value. In addition, participants may be able to request a loan from their Participant Account value.
The Accumulation Period ends on the Annuity Commencement Date when annuity payments begin. A Participant selects an Annuity Commencement Date and an Annuity Payout Option. The Contract provides five annuity options, which may be selected on either a Fixed or Variable Annuity basis or a combination thereof.
During the Annuity Period, neither partial nor full surrenders are permitted except from annuities under Annuity Payout Option No. 5 - Payments for a Designated Period – that are selected on a variable basis. Nor may Participants request a loan during the Annuity Period.
Contract Features
Death Benefit: In the event that a participant dies during the Accumulation Period, then the type of death benefit paid depends on whether the participant died (a) before age 65, or (b) on or after age 65. If the participant died before age 65, a Minimum Death Benefit is payable to the Beneficiary. As further described in this Prospectus, the Minimum Death Benefit is generally the greater of (a) the value of the Participant Account and (b) 100% of the Contributions to the Participant Account less prior Surrenders and outstanding Participant loans. If the participant died on or after age 65, then the Contract pays a death benefit equal to the Participant Account Value, less any outstanding charges and loan. The form of the death benefit payable is subject to any limitation imposed by the Plan and the terms of the Contract.
Withdrawal Options: Full and Partial Surrenders are permitted during the Accumulation Period. They are allowed during the Annuity Period only from an annuity under Option No. 5 – Payments for a Designated Period – that is selected on a variable basis.
Loans: Participants may request loans under certain Plans. To obtain a loan, the participant must enter into an agreement with the Contract administrator that describes the terms, conditions and fees or charges of the loan. The Plan may restrict the amount of Participant Account value available for a loan. See the more detailed section “Participant Loans”.
Systemic Withdrawal Option: If permitted by Internal Revenue Service Regulations and the Plan, Participants who have terminated their employment with the Employer may elect systemic withdrawals based on a specific payment of amount, the frequency of payments and the duration of payments, while remaining in the Accumulation Period.
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Fee Table

The following tables describe the fees and expenses that you, as a Participant, will pay when opening, holding and surrendering amounts from your Participant Account. Please contact your Plan Administrator for information about the specific fees you will pay each year under the Contract.
Please note that there may be additional extra-contractual fees and charges that are not reflected in the Fee Tables, such as custodial or advisory fees that are plan and/or Participant specific, and if such costs were reflected, the cost would be higher. Depending on the type of charge, these may reduce your Participant Account Value and/or could have tax consequences. See the Section “Plan Related Expenses” under “Contract Charges” later in this Prospectus.
The Contract may be available to third-party intermediaries who may charge you a fee for their services in addition to Contract fees and expenses. If you wish to pay these fees from your Covered Account Value, then the deduction will reduce the death benefit and may be subject to state and federal income taxes and a 10% federal penalty tax may apply if you are under age 59 1∕2.
The first table describes the fees and expenses you will pay at the time you make contributions to, withdrawals from, request a Loan from, surrender you Participant Account value, or transfer Participant Account value between Sub-Accounts. State Premium Tax may also be deducted.
Participant Transaction Expenses

Sales Load on Premium Payments	None
Maximum Surrender Charge (as a % of each premium payment withdrawn)(1)	5%
Transfer Processing Fee	After the first 12 transfers in a Contract Year, we may charge $5 for each additional transfer during that Contract Year. There is no fee for the first 12 transfers during a Contract Year.
Loan Set-up Fee	$50
(1)We do not deduct a charge for sales expenses from premiums at the time they are paid. However, We may deduct a surrender charge when a premium is withdrawn upon a surrender or partial surrender or applied to certain annuity options during the first five years following the payment of that premium. The surrender charge is calculated as a percentage of the premium payment being withdrawn or annuitized during the applicable Premium Year. The amount of the surrender charge decreases over time, measured from the date the premium payment is credited to the Contract. The surrender charge percentages are shown below.

Premium Years Since Payment of Premium	1	2	3	4	5	6+
Charge (%)	5	4	3	2	1	0
The next table describes the fees that you will pay each year during the time that you hold Participant Account value under the Contract (not including Underlying Fund fees and expenses).
Annual Contract Expenses

	Minimum Fee	Maximum Fee
Annual Maintenance Fee(1)	$0	$30
Base Contract Fee (as a percentage of average daily Sub-Account value)(2)	0.00%	1.25%
Annual Loan Administration Fee(3)	$50	$50
(1)The Annual Maintenance Fee is deducted from each Participant Account on a quarterly basis. The maximum Annual Maintenance Fee is $30.00. The current Annual Maintenance Fee varies with the Average Participant Account Value under the Contract. For Average Participant Account Values between $0 and $19,999.00, the Annual Maintenance Fee is $20.00, for Average Participant Account Values between $20,000.00 and 39,000.00, the Annual Maintenance Fee is $10.00 and for Average Participant Account Values over $40,000.00, the Annual Maintenance Fee is $0.
(2)The Base Contract Fee consists of the Mortality and Expense Risk and Administrative Charge, which varies with the total value of Participant Accounts under the Contract. The Mortality and Expense Risk and Administrative Charge is either deducted daily (Method 1) or quarterly (Method 2), depending on which method is selected by your Employer.
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(3)This fee does not include an interest charged under the terms of the loan.
The next item shows the minimum and maximum total operating expenses charged by the Underlying Funds as of December 31, 2024 that you may pay periodically during the time that you participate in the Contract. A complete list of the Underlying Funds available under the Contract, including their annual expenses, may be found at the back of this Prospectus in Appendix A – Underlying Funds.

Annual Underlying Funds Operating Expenses	Minimum	Maximum
Expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses	0.30%	2.22%
EXAMPLE
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Participant administrative expenses, Base Contract Expenses and Underlying Fund fees and expenses.
Please note that there may be additional extra-contractual fees and charges that are not reflected in the Example, such as custodian or advisory fees that are plan and/or participant specific. Depending on the type of charge, these may reduce only your Participant Account Value, and/or could have tax consequences. See the section “Plan Related Expenses” later in this Prospectus.
The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the highest Total Annual Fund Operating Expenses. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the underlying funds. If these arrangements were taken into consideration, the expenses shown would be lower.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	If you Surrender your Contract at the end of the applicable time period
Mortality and Expense Risk and Administrative Charge	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
1.25%	$8,156	$13,740	$19,416	$38,219
1.05%	$7,961	$13,156	$18,443	$36,369
0.85%	$7,766	$12,570	$17,463	$34,481
0.75%	$7,669	$12,276	$16,969	$33,523
0.65%	$7,572	$11,981	$16,468	$32,555
0.50%	$7,426	$11,538	$15,712	$31,085
0.35%	$7,280	$11,093	$14,951	$29,593
0.15%	$7,085	$10,498	$13,929	$27,569
0.00%	$6,939	$10,050	$13,157	$26,024

	If you annuitize at the end of the applicable time period
Mortality and Expense Risk and Administrative Charge	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
1.25%	$3,587	$10,912	$18,444	$38,219
1.05%	$3,382	$10,309	$17,460	$36,369
0.85%	$3,177	$9,703	$16,468	$34,481
0.75%	$3,074	$9,400	$15,969	$33,523
0.65%	$2,972	$9,095	$15,468	$32,555
0.50%	$2,818	$8,638	$14,712	$31,085
0.35%	$2,664	$8,179	$13,951	$29,593
0.15%	$2,459	$7,565	$12,930	$27,569
0.00%	$2,306	$7,102	$12,158	$26,024
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	If you do not Surrender your Contract
Mortality and Expense Risk and Administrative Charge	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
1.25%	$3,587	$10,912	$18,444	$38,219
1.05%	$3,382	$10,309	$17,460	$36,369
0.85%	$3,177	$9,703	$16,468	$34,481
0.75%	$3,074	$9,400	$15,969	$33,523
0.65%	$2,972	$9,095	$15,468	$32,555
0.50%	$2,818	$8,638	$14,712	$31,085
0.35%	$2,664	$8,179	$13,951	$29,593
0.15%	$2,459	$7,565	$12,930	$27,569
0.00%	$2,306	$7,102	$12,158	$26,024
Principal Risks of Investing in the Contract
Not a Short Term Investment Vehicle. The Contract is designed for retirement savings or other long-term purposes. It is not appropriate for investors who need ready access to cash.
Risks Associated with Underlying Funds. The value of your investment and any returns will depend on the performance of the Underlying Fund(s) you select. You bear the risk of any decline in your Participant Account value resulting from the Underlying Fund(s)’ performance.
Company’s Claims Paying Ability. Guarantees and benefits provided by the Talcott Resolution are subject to the financial strength and claims paying ability of the company. If the Talcott experiences financial difficulty, it may not be able to make guaranteed payments that exceed the assets in the Separate Account.
Deduction of Third-Party Advisory Fees. Risks relating to the deduction of advisory fees will reduce your Participant Account Value and subject to state and federal income tax, as well as a 10% federal penalty tax if the Participant is under age 59 1/2.
Limitations on Surrenders and Withdrawals. During the first five Contract Years we will deduct a Contingent Deferred Surrender Charge if you surrender or take a withdrawal from the Contract. You should purchase the Contract only if you have the ability to keep it in force for a substantial period of time.
Contract Suspension. The Contract may be suspended where new Contributions and new Participant Accounts may be prohibited.
Tax Consequences. Withdrawals are generally taxable as ordinary income. Withdrawals before age 59 1∕2 may be subject to a tax penalty.
Cyber Security and Business Continuity Risk. Our business is highly dependent upon the effective operation of our computer systems and those of our business partners and service providers. Our business is therefore subject to operational and information security risks. These risks include, among other things, the theft, misuse, corruption, and destruction of electronic data; interference with or denial of service; attacks on systems or websites; and unauthorized release of confidential customer or business information. Systems failures and cybersecurity incidents could severely impede our ability to conduct our business and administer the Contract and may adversely affect you and/or your Contract. For instance, a cybersecurity incident may interfere with our ability to process Contract transactions or calculate Contract values, including Accumulation Unit values. Such events could also adversely affect us, as they may result in regulatory fines, financial losses and reputational damage. Cybersecurity incidents may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value. Financial services companies, such as us, are increasingly the targets of cyber-attacks. While we take significant efforts to protect our systems and data, there can be no assurance that systems disruptions and cybersecurity incidents will always be detected, prevented, or avoided in the future.

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We are also exposed to risks related to natural and man-made disasters, and other severe events, such as storms, public health crises, terrorist acts, and military actions, any of which could adversely affect our business operations. While we have a business continuity plan and have taken precautions, we cannot assure you that severe events will not result in interruptions to our business operations, particularly if such events affect our computer systems. Interruptions to our business operations may impair our ability to effectively administer the Contract, including our ability to process orders and calculate Contract values. Additionally, our third-party service providers and other third-parties related to our business (such as financial intermediaries or underlying funds) are subject to similar risks. Successful implementation and execution of their business continuity policies and procedures are largely beyond our control. Disruptions to their business operations may impair our own business operations.
Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company is a stock life insurance company originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently re-domiciled to Connecticut. Talcott Resolution Life Insurance Company is authorized to do business in all states of the United States and the District of Columbia. In June 2018, the Company changed its name from Hartford Life and Annuity Insurance Company to Talcott Resolution Life and Annuity Insurance Company. Our corporate offices are located at 1 American Row, Hartford, CT 06103.
On January 1, 2013, Talcott Resolution entered into a reinsurance agreement and administrative services agreement with Massachusetts Mutual Life Insurance Company (”MassMutual“) to re-insure the obligations of Talcott Resolution under the Contracts and to provide administration of the Contracts.
On December 20, 2020, MassMutual entered into a reinsurance agreement and subcontractor administrative services agreement with Great-West Life & Annuity Insurance (”Great-West“) to further re-insure the obligations of
Talcott Resolution under the Contracts and to provide administration of the Contracts. On September 2, 2022, Great-West Life & Annuity Insurance Company was re-named Empower Annuity Insurance Company of America (”Empower“).
Empower has primary responsibility for administration of the Contract and the Separate Account. Empower or its affiliates may also provide recordkeeping and other service to the Plan for which they receive compensation from Plan assets.
Financial Condition of Talcott Resolution
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.talcottresolution.com or visiting the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
The Separate Account
The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. The Separate Account is divided into Sub-Accounts. Each Sub-account invests in a single class of shares of an Underlying Fund, which is a separate mutual fund having its own investment objectives and policies and is registered with the SEC as an open-end management investment company or portfolio thereof. We do not guarantee the investment performance of the Sub-Accounts. Your Participant Account value allocated to the Sub-Accounts will vary with the investment performance of the Underlying Funds. You bear the full investment risk for all Contributions allocated to the Sub-Accounts of the Variable Account.
Income, gains and losses credited to, or charged against, a Sub-Account reflect the Sub-Account’s investment experience and not the investment experience of Talcott Resolution’s other assets. Assets of the Separate Account may not be used to pay any liabilities of Talcott Resolution other than those arising under the Contract.
Underlying Funds
Each Underlying Fund is registered with the SEC as a diversified open–end management investment company under the 1940 Act. But the SEC does not supervise their management, investment practices or policies. The (i) name of each Underlying Fund, (ii) its investment objective, (iii) investment adviser and any sub-adviser, (iv) current expenses and (v) performance information is provided in Appendix A: Underlying Funds. Not all Underlying Funds may be available in all states.
The Underlying Fund each issues a prospectus, which contains additional important information about the Fund. You may obtain copies of the prospectuses for the Underlying Funds by contacting Empower at 1-844-804-8989.
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For Contracts issued in connection with Employer-sponsored retirement plans, the Contract owner decides which Sub-Accounts described in this prospectus are available to Participants. As a result, if you are a Participant in an Employer-sponsored Plan, you may not be able to allocate Contributions to all the Sub-Accounts described in the Prospectus. For additional information about the Sub-Accounts available to you, please refer to materials describing your employer’s Plan.
The Contract may contain a General Account option. The General Account option has certain restrictions. Neither the General Account option nor these restrictions are described in this prospectus. The General Account option is not required to be registered with the SEC.
Fees and Payments Received by Talcott Resolution from the Fund Families
On January 1, 2013, Talcott Resolution entered into a reinsurance agreement with Massachusetts Mutual Life Insurance Company (“MassMutual”) to reinsure the obligations of Talcott Resolution under the Contracts and to provide all of the administrative services necessary to support the Contracts. In this role, MassMutual receives all charges, fees, payments and compensation described in this Prospectus as payable to Talcott Resolution. On December 31, 2020, MassMutual entered into a reinsurance agreement with Empower Annuity Insurance Company of America (“Empower”) to further reinsure the obligations of Talcott Resolution under the Contracts. MassMutual also entered into an administrative services agreement and subcontract services agreement for Empower to provide all of the administrative services necessary to support the Contracts. Under these arrangements, Empower now receives (through MassMutual) all charges, fees, payments and compensation described in this Prospectus as payable to Talcott Resolution.
The Contracts are no longer available for sale. The MassMutual affiliate formerly responsible for marketing and selling the Contracts continues to pay sales commissions and other compensation to financial intermediaries for sales and marketing activities related to the Contracts.
Talcott Resolution receives substantial fees and payments with respect to the Underlying Funds that are offered as Sub-Accounts to your Plan through the Contract. These types of fees and payments, which are sometimes called “revenue sharing” payments, are among a number of factors considered when deciding to include a fund in the menu of Underlying Funds offered through the Contract. All of the Underlying Funds on the overall menu make payments to Talcott Resolution or an affiliate. These fees and payments under agreements between Talcott Resolution and the principal underwriters, transfer agents, investment advisers and/or other entities related to the Funds may be in amounts up to 0.80% of assets invested in a Underlying Fund. The fees and payments may include asset based sales compensation and service fees under distribution and/or servicing plans adopted by funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. They may also include administrative service fees and additional payments, expense reimbursements and other compensation. The fees may result in a profit to the extent they exceed expenses, including the expenses of paying compensation to broker-dealers, financial institutions and other persons for selling the Contracts.
Not all fund families pay the same amount of fees and compensation to Us and not all Funds pay according to the same formula. Because of this, the amount of the fees and payments received by Talcott Resolution varies by Fund and Talcott Resolution may receive greater or less fees and payments depending on which variable investment options your Plan selects.
For information on which Underlying Funds pay Talcott Resolution such fees and at what level, please visit https://plan.empower-retirement.com/plancloudws/fundprospectus or call 1-844-804-8989. Written information will be provided upon request.
Endorsement/Sponsorship Fees Paid By Talcott Resolution
Empower, as sub-administrator for the Talcott Resolution Contracts, has entered into endorsement/sponsorship arrangements with the National Association of Police Organizations (NAPO), Fraternal Order of Police (FOP), and National Association of Government Defined Contribution Administrators (NAGDCA). Under the arrangements, Empower pays endorsement/sponsorship fees to NAPO, FOP and NAGDCA, which allows Empower to advertise its retirement products and services to their member organizations and individuals.
For additional information on the amount of fees and payments made by Empower, as sub-administrator for the Talcott Resolution Contracts, please call 1-844-804-8989. Written information will be provided upon request.
Voting Rights
Talcott Resolution is the legal owner of all Underlying Fund shares held in the Separate Account and has the right to vote at the Fund’s shareholder meetings.
As Sub-administrator of the Separate Account, Empower has assumed responsibility of voting the shares of the Underlying Funds on behalf of Talcott Resolution. To the extent required by federal securities laws or regulations, we will:
•Notify the Contract Owner or Participant of any Fund shareholders’ meeting if the shares held for the Contract may be voted;
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•Send proxy materials and a form of instructions to the Contract Owner or Participant that may be used to provide instructions on how to vote the Fund shares held for the Contract;
•Arrange for the handling and tallying of proxies received from Contract Owners or Participants;
•Vote all Fund shares attributable to a Contract according to instructions received from the Contract Owner or Participant; and
•Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.
All Fund shares for which no voting instructions are received will be voted in the same proportion as shares for which voting instructions have been received may result in a small number of Contract Owners or Participants determining the outcome of a proposal subject to a shareholder vote.
If any federal securities laws or regulations, or their present interpretation, change to permit voting shares without obtaining Contract Owner or Participant instructions, Empower may decide to do so. Contract Owners or Participants may attend any shareholder meeting at which shares held for their Contract may be voted.
During the Annuity Period under a Contract, the number of votes will decrease as the number of shares in the Underlying Funds held to fund the Annuity benefits decrease.
Changes to the Funds and Separate Account
We reserve the right, subject to any applicable law, to substitute the shares of any other registered investment company for the shares of any Fund held by the Separate Account. Substitution may occur if shares of the Fund(s) become unavailable or due to changes in applicable law or interpretations of law or as we deem appropriate. Current law requires notification to you of any such substitution and approval of the Securities and Exchange Commission. We also reserve the right, subject to any applicable law, to offer additional Sub-Accounts with differing investment objectives, and to make existing Sub-Account options unavailable under the Contracts in the future.
We may offer additional separate account options from time to time under these Contracts. Such new options will be subject to the then in effect charges, fees, and or transfer restrictions for the Contracts for such additional separate accounts.
General Account Option
Important information you should know: The portion of the Contract relating to the General Account option is not registered under the Securities Act of 1933 (”1933 Act“) and the General Account option is not registered as an investment company under the Investment Company Act of 1940 (”1940 Act“). Neither the General Account option nor any interest in the General Account option is subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the Securities and Exchange Commission has not reviewed the disclosure regarding the General Account option.
The General Account option is funded through the General Account of Talcott Resolution. Contributions and Contract values allocated to the General Account are subject to the financial strength and claims paying ability of Talcott Resolution.
Declared Rate of Interest
Talcott Resolution credits interest on Contributions made to the General Account at a rate We declare for any period of time that we determine. We may change the declared interest rate from time to time at Our discretion.
Guaranteed Rate of Interest
Talcott Resolution guarantees a minimum rate of interest. The declared interest rate will not be less than the minimum guaranteed rate of interest.
Distributions and Transfers
Distributions and transfers from the General Account within a reasonable period of time after a Participant request is received at the Empower Administrative Office. However, under certain conditions, transfers from the General Account may be limited or deferred. Distributions may be subject to a contingent deferred sales charge and may be deferred.
The General Account is subject to Talcott Resolution’s claims-paying ability. Investors must look to the strength of the insurance company with regard to insurance company guarantees. Talcott Resolution’s ability to honor all guarantees under the Contract is subject to its claims-paying capabilities and/or financial strength.
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Guaranteed Separate Account
We may also offer some Contract Owners a similar declared interest rate option through a guaranteed separate account. The portion of a Contract relating to such a guaranteed separate account is not registered under the 1933 Act and the guaranteed separate account is not registered as an investment company under the 1940 Act. All guarantees are subject to Our claims paying ability.
Contract Charges
Contingent Deferred Sales Charge
The Contingent Deferred Sales Charge covers some of the expenses relating to the sale and distribution of the Contracts, including:
•the cost of preparing sales literature,
•commissions and other compensation paid to broker dealers and their registered representatives, and
•other promotional and distribution related activities.
If the Contingent Deferred Sales Charge is not sufficient to cover sales and distribution expenses, We pay those expenses from Our general assets, including surplus. Surplus might include profits resulting from unused Mortality and Expense Risk Charges.
We do not deduct a sales charge at the time Contributions are made to the Contract. We may assess a Contingent Deferred Sales Charge when you partially or fully Surrender amounts held in your Participant Account under the Contract. The Contingent Deferred Sales Charge is based on the amount you choose to Surrender from your Participant Account and the number of Contract Years completed with respect to your Participant Account before the Surrender. We do not assess a Contingent Deferred Sales Charge after the fifth Contract Year.
The percentage used to calculate the Contingent Deferred Sales Charge is equal to

Contract Years	Contingent Deferred Sales Charge as a percentage of Participant Account value Surrendered
During the First Year	5%
During the Second Year	4%
During the Third Year	3%
During the Fourth Year	2%
During the Fifth Year	1%
During the Sixth Year and thereafter	0%
➣Example: You request a full Surrender when the value of your Participant Account is $1,000 and the applicable Contingent Deferred Sales Charge is 5%: Your Sub-Account(s) will be surrendered by $1,000 and you will receive $950 (i.e., the $1,000 Surrender less the 5% Contingent Deferred Sales Charge).
If you request a partial Surrender and ask for a specific dollar amount, the Contingent Deferred Sales Charge will be calculated on the total amount that must be withdrawn from your Sub-Account(s) to provide you with the amount requested.
➣Example: You ask for $1,000 when the applicable Contingent Deferred Sales Charge is 5%: Your Sub-Account(s) will be reduced by $1,052.63 (i.e., a total withdrawal of $1,052.63 made up of $52.63 in Contingent Deferred Sales Charge plus the $1,000 you requested). The net amount of $1,000 is paid to you.
We may reduce the amount or term of the Contingent Deferred Sales Charge (See “Experience Rating under the Contracts” and “Negotiated Charges and Fees”).
No deduction for Contingent Deferred Sales Charges will be made in certain cases.
The following Surrenders are NOT subject to a Contingent Deferred Sales Charge:
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•Benefit Payments — We do not assess a Contingent Deferred Sales Charge on amounts Surrendered from the Contract to pay benefits to a Participant or a beneficiary under the terms of your Plan. We call these amounts “Benefit Payments”. Amounts Surrendered for transfer to the funding vehicle of another investment provider or Surrendered because of the termination of your Plan are not Benefit Payments. Upon Our request, the Contract Owner must provide documentation acceptable to us that a Surrender is a Benefit Payment.
•Plan Related Expenses — We do not assess a Contingent Deferred Sales Charge on amounts Surrendered from the Contract to pay certain administrative expenses or other Plan Related Expenses including, fees to consultants, auditors, third-party administrators and other plan service providers. We call these amounts “Plan Related Expenses.” Upon Our request, the Contract Owner must provide Us with reasonable documentation that a Surrender is a Plan Related Expense.
•Transfer to an Approved Plan Related Investment Account — We do not assess a Contingent Deferred Sales Charge on amounts Surrendered from the Contract to transfer to an Approved Plan Related Investment Account. An Approved Plan Related Investment Account is a separate Participant directed investment account under your Plan that your Employer identifies and We accept for the purpose of Participant directed transfers of amounts from the Contract for investment outside of the Contract.
We will allocate the deduction of the Contingent Deferred Sales Charge among all Sub-Accounts and any General Account value in a Participant Account on a prorate basis unless you elect a different allocation of the deduction for the Contingent Deferred Sales Charge.
Annual Maintenance Fee
The Annual Maintenance Fee is an annual fee that we deduct from the value of each Participant Account on a quarterly basis during the Accumulation Period. This means during the year We deduct 25 percent of the Annual Maintenance Fee on the last Valuation Day of each quarter, or from the proceeds of a full surrender of a Participant Account. We deduct the fee proportionately from the Sub-Accounts and any General Account value in a Participant Account. The maximum Annual Maintenance Fee permitted under the Contracts is $30. We determine the current amount of the Annual Maintenance Fee that will apply to all Participant Accounts under your plan’s Contract for the calendar year, using the table below based on the average of all Participant Account values under your plan’s Contract as of the last Valuation Day of the prior year. This means the Annual Maintenance Fee for any Contract Year may increase or decrease from the prior year depending on the average of all Participant Account values under your plan’s Contract as of the last Valuation Day of the prior year. The Annual Maintenance Fee will be as set forth in the table below; however, We may charge the maximum Annual Maintenance Fee of $30 if a plan negotiates additional services under the Contract. The Annual Maintenance Fee helps to compensate Us for Our administrative services related to maintaining the Contract and the Participant Accounts.

Average Participant Account Value under Your Contract	Amount of the Annual Maintenance Fee
$0 to $19,999.99	$20
$20,000.00 to $39,999.99	$10
$40,000.00 and over	$0
The Annual Maintenance Fee may be reduced or waived (See “Experience Rating under the Contracts” and “Negotiated Charges and Fees”). We may also reduce or waive some or all of the Annual Maintenance Fee for plans that use a third-party administrator with systems that are compatible with Our own.
Mortality and Expense Risk and Administrative Charge
For providing administrative services, and for assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate against all Contract values in the Sub-Accounts. The rate of the charge depends on the total value of the aggregate Participant Accounts within the Contract anticipated by your Employer within 24 months of initial purchase by your Employer. If the actual aggregate level of Participant Accounts within the Contract is lesser than the anticipated level, we may increase the Mortality and Expense Risk and Administrative Charge on a going-forward basis. In no event will the charge exceed 1.25%.
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Before Annuity Commencement Date

Total Value of Participant Accounts under a Contract	Mortality and Expense Risk and Administrative Charge
$0 to $3,499,999.99	1.25%
$3,500,000.00 to $4,999,999.99	1.05%
$5,000,000.00 to $24,999,999.99	0.85%
$25,000,000.00 to $34,999,999.99	0.75%
$35,000,000.00 to $49,999,999.99	0.65%
$50,000,000.00 to $69,999,999.99	0.50%
$70,000,000.00 to $84,999,999.99	0.35%
$85,000,000.00 to $99,999,999.99	0.15%
$100,000,000.00 and over	0.00%
After Annuity Commencement Date

Mortality and Expense Risk and Administrative Charge
All Participants	1.25%
When your Employer purchases the Contract, your Employer chooses one of the following two methods that the mortality and expense risk and administrative charge is deducted under the Contract:
Method One: The mortality and expense risk and administrative charge is deducted daily. It is assessed as a percentage of the net asset value of each Fund when Accumulation Unit or Annuity Unit values are determined each day.
Method Two: The mortality and expense risk and administrative charge is deducted each calendar quarter. It is assessed as a percentage of the average daily assets of the Sub-Accounts during the calendar quarter. The charge is deducted from your Participant Account by redeeming the Accumulation Units or Annuity Units in proportion to the dollar amount of the charge. Method Two is not available to Contracts issued in New York.
The mortality and expense risk and administrative charge compensates us for providing administrative services and for assuming mortality and expense risks under the Contracts. We assume two types of mortality risk and an expense risk:
Mortality Risk During The Accumulation Period: During the period your Contributions are accumulating, we are required to cover any difference between the Minimum Death Benefit paid and the Participant Account value. These differences may occur during periods of declining value or in periods where the Contingent Deferred Sales Charges would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.
Mortality Risk During The Annuity Period: Once Annuity payouts have begun, we may be required to make Annuity payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.
Expense Risk: We also bear an expense risk that the Contingent Deferred Sales Charges and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.
Although variable Annuity payouts will fluctuate with the performance of the underlying Fund selected, your Annuity payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. This charge enables us to keep our commitments and to pay you as planned.
We also provide various administrative support services for plans. These services include recordkeeping, statements of account, internet and automated voice response account access, and participant educational materials.
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If the mortality and expense risk and administrative charge under a Contract is insufficient to cover actual costs incurred by us, we will bear the loss. If the mortality and expense risk and administrative charge exceeds these costs, we will keep the excess as profit. We may use these profits, as well as revenue sharing and Rule 12b-1 fees received from certain Funds, for any proper corporate purpose including, among other things, payment of sales expenses, including the fees paid to distributors. We expect to make a profit from the mortality and expense risk and administrative charge.
We may reduce the mortality and expense risk and administrative charge under the Contracts (See “Experience Rating under the Contracts” and “Negotiated Charges and Fees”).
Loan Fees
Loans may be subject to a one-time set-up fee of $50. In addition, loans may also be subject to an annual loan administration fee of $50. We deduct 25 percent of the annual fee at the end of each quarter or from the proceeds of a full Surrender of a Participant Account. We deduct the fee proportionately from the Sub-Accounts and any General Account value in a Participant Account.
Premium Taxes
We reserve the right to deduct a charge for Premium Tax imposed on Us by a state or other governmental entity. Certain states and municipalities impose a Premium Tax. In some cases, Premium Taxes are deducted at the time purchase payments are made; in other cases Premium Tax is assessed on the Annuity Commencement Date. We will pay Premium Taxes at the time imposed under applicable law. At Our sole discretion, We may deduct Premium Taxes at the time We pay such taxes to the applicable taxing authorities, at the time the Contract is surrendered, at the time a death benefit is paid, or at the time a Participant annuitizes.
Transfer Fee
You can transfer your Participant Account values between or among the Sub-Accounts up to 12 times per Participant Contract Year. A Transfer Fee of $5 may apply to each transfer in excess of 12 made in a Participant Contract Year. We do not currently charge the $5 Transfer Fee. The Transfer Fee does not apply to Contracts issued in New York.
Experience Rating under the Contracts
We may apply experience credits under a Contract based on investment, administrative or other factors, including, but not limited to: (1) the total number of Participants, (2) the sum of all Participants’ Account values, (3) the allocation of Contract values between the General Account and the Separate Accounts under the Contract, (4) present or anticipated levels of Contributions, distributions, transfers, administrative expenses or commissions, and (5) whether We are the exclusive annuity contract provider. Experience credits can take the form of a reduction in the deduction for Program and Administrative Charges, a reduction in the term or amount of any applicable Contingent Deferred Sales Charges, an increase in the rate of interest credited under the Contract, a reduction in the amount of the Annual Maintenance Fee or any combination of the foregoing. We may apply experience credits either prospectively or retrospectively. We may apply and allocate experience credits in such manner as We deem appropriate. Any such credit will not be unfairly discriminatory against any person, including the affected Contract Owners or Participants. Experience credits have been given in certain cases. Owners of Contracts receiving experience credits will receive notification regarding such credits. Experience credits may be discontinued at Our sole discretion in the event of a change in applicable factors. For Contracts issued in New York, We may only apply experience credits prospectively.
Negotiated Charges and Fees
The charges and fees described in this section vary from Contract to Contract, depending on plan characteristics. The Contract Owner can negotiate charges and fees. This flexibility allows Us and the Contract Owner to custom design a charge and fee structure that meets the financial goals of both the Contract Owner and Talcott Resolution.
Charges of the Funds
The Separate Account purchases shares of the Funds at net asset value. The net asset value of the fund reflects investment advisory fees, distribution fees and operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the Underlying Fund’s prospectuses.
Plan Related Expenses
The Contract Owner may direct Us to deduct amounts from the assets under a Contract to pay certain administrative expenses or other Plan-related Expenses including, but not limited to, fees to consultants, auditors, counsel, Talcott Resolution and other Plan service providers. We will deduct and pay such amounts to the Contract Owner or as directed by the Contract Owner. We may agree to include these amounts as an adjustment to the charge for administrative undertakings for the Separate Account.
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You should consult a tax advisor regarding the tax treatment of adviser fee payments. Please consult with your investment adviser before requesting us to pay financial adviser fees from this Contract compared to other assets you may have.
Any financial adviser fee you pay is in addition to this Contract’s fees and expenses.
You should ask your financial adviser about compensation they receive for this Contract. We are not an investment adviser, and we do not provide investment advice in connection with sales of the Contract. We are not a fiduciary to you, and do not make recommendations or assess suitability.
Description of the Contracts
The Contracts are group variable annuity contracts offered to:
•Tax deferred annuity programs adopted according to Section 403(b) of the Code by public school systems and certain tax-exempt organizations described in Section 501(c)(3) of the Code;
•Deferred compensation plans as defined in Section 457 of the Code sponsored by governmental employers or by certain tax-exempt organizations described in Section 501(c)(3) of the Code;
•Qualified governmental excess benefit plans under Section 415(m) of the Code;
•Retirement plans qualified under Sections 401(a) or 403(a) of the Code; and
•Individual Retirement Annuity programs adopted according to Section 408 of the Code.
The Contracts are not available for issuance except as described above.
It is important that you notify Empower if you change your address. If your mail is returned to Empower, we are likely to suspend future mailings until an updated address is obtained. In addition, Empower may rely on a third party, including the U.S. Postal Service, to update your current address. Failure to give Empower a current address may result in payments due and payable on your Participant Account being considered abandoned property under state law (unless preempted by ERISA), and remitted to the applicable state.
Assignments
The Contract and a Participant’s interest in a Contract cannot be assigned, transferred or pledged.
Pricing and Crediting of Contributions
Initial Contributions to your Participant Account are credited within two Valuation Days of receipt of a properly completed application and the initial Contribution at the Empower Administrative Office.
If the application or other information accompanying the initial Contribution is incomplete when received, We will hold the money in a non-interest bearing account for up to five Valuation Days while We try to obtain complete information. If We cannot obtain the information within five Valuation Days, We will either return the Contribution and explain why it could not be processed or keep the Contribution if the Participant authorizes Us to keep it until the necessary information is provided.
Contributions properly designated for your Participant Account that are received prior to the close of the New York Stock Exchange will be invested on the same Valuation Day. Subsequent Contributions properly designated for your Participant Account that are received on a Non-Valuation Day or after the close of the New York Stock Exchange will be invested on the next Valuation Day.
Canceling your Certificate
For certificates issued in Florida, Minnesota, North Carolina, Texas and Utah in connection with 403(b) Contracts, you have a limited right to return your certificate for cancellation. We urge you to closely examine its provisions. If for any reason you are not satisfied with your certificate, simply return it within the timeframe specified after you receive it with a written request for cancellation that indicates your tax-withholding instructions. We will not deduct any Contingent Deferred Sales Charges during this time. We may require additional information before we can cancel your certificate.
You bear the investment risk from the time the certificate is issued until we receive your complete cancellation request.
The amount we pay you upon cancellation depends on the requirements of the state where you purchased your certificate.
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Surrender Charge Offset
You may be eligible to receive a credit to your Participant Account if you elect to make a Contribution that is transferred from a contract of another carrier within your plan. The credit is equal to the surrender charge you incurred from the other carrier when you make the transfer, and is limited to a maximum credit of 7%. To be eligible, you must transfer the Contribution initially to the General Account, but you may reallocate the amount afterwards as permitted by the Contract.
Your Employer may also be eligible for a Group Surrender Charge Offset if the initial payment made to the Contract consists of a transfer of funds held by the plan under an investment vehicle issued by another carrier. If, by reason of the transfer, the plan has paid, or will pay, a surrender charge, market value adjustment or other discontinuance penalty to the other carrier, Talcott Resolution will reimburse the plan not to exceed 7% of transferred assets.
Contribution Amounts
If the Plan adopted by the Contract Owner so provides, the Contract permits the allocation of Contributions, in multiples of 1% among the several Sub-Accounts of the Separate Account. The minimum amount that may be allocated to any Sub-Account in a Separate Account shall not be less than $10. Such changes must be requested in the form and manner prescribed by Us.
Transfers between Sub-Accounts
During phases of your Contract when transfers are permissible, you may make transfers between Sub-Accounts according to the following policies and procedures, as they may be amended from time to time.
A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Participant Account value among the Funds available in your Contract. Your transfer request will be processed as of the end of the Valuation Day that it is received in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when We process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to Us and your Registered Representative. Any oral communication should be re-confirmed in writing.
You may request a transfer into (purchases) a particular Sub-Account or transfers out of (redemptions) a particular Sub-Account. In addition, you may allocate Contributions to or request Surrenders from Sub-Accounts. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund We would need to sell to satisfy all Participants’ “transfer-out” requests. At the same time, We also combine all the daily requests to transfer into a particular Sub-Account or Contributions allocated to that Sub-Account and determine how many shares of that Underlying Fund We would need to buy to satisfy all Participants’ “transfer-in” requests.
In addition, many of the Underlying Funds that are available as investment options in Our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by Us or Our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.
We take advantage of Our size and available technology to combine sales of a particular Underlying Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by Us or Our affiliates. We also combine many of the purchases of that particular Underlying Fund for many of the products We offer. We then “net” these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that We sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.
For example, if We combine all transfer-out (redemption) requests and Surrenders of a Sub-Account with all other sales of that Underlying Fund from all Our other products, We may have to sell $1 million dollars of that Fund on any particular day. However, if other Participants and the owners of other products offered by Us, want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then We would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.
Restrictions on Sub-Account Transfers
First, you may make only one Sub-Account transfer request each day. We limit each Participants to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one “Sub-Account transfer,” however, you cannot transfer the same Participant Account value more than once a Valuation Day.
For Example:
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•If the only transfer you make on a day is a transfer of $10,000 from one Sub-Account into another Sub-Account, it would count as one Sub-Account transfer.
•If, however, on a single day you transfer $10,000 out of one Sub-Account into five other Sub-Accounts (dividing the $10,000 among the five other Sub-Accounts however you chose), that day’s transfer activity would count as one Sub-Account transfer.
•Likewise, if on a single day you transferred $10,000 out of one Sub-Account into ten other Sub-Accounts (dividing the $10,000 among the ten other Sub-Account however you chose), that day’s transfer activity would count as one Sub-Account transfer.
•Conversely, if you have $10,000 in Participant Account value distribution among 10 different Sub-Accounts and you request to transfer the Participant Account value in all those Sub-Accounts into one Sub-Account, that would also count as one Sub-Account transfer.
•However, you cannot transfer the same Participant Account value more than once in one day. That means if you have $10,000 in a money market fund Sub-Account and you transfer all $10,000 into a stock fund Sub-Account, on that same day you could not then transfer the $10,000 out of the stock fund Sub-Account into another Sub-Account.
Second, you are allowed to submit a total of 20 Sub-Account transfers each Calendar Year (the “Transfer Rule”) by U.S. Mail, Voice Response Unit, internet, or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, We will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, Our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.
We may aggregate a Contract Owner’s Contracts or a Participant’s Participant Accounts for the purposes of enforcing these restrictions.
The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation program. Reallocations made based on a Fund merger or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.
The Contracts provide for a Transfer Fee of $5 that applies to transfers between available investment options under the Contract. We do not currently charge the $5 Transfer Fee.
We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase or become a Participant under this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don’t purchase or become a Participant under this Contract if you plan to engage in “market timing,” which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you, as discussed below:
Fund Trading Policies
Generally, you are subject to an Underlying Fund’s trading policies, if any. We are obligated to provide, at the Underlying Fund’s request, tax identification numbers and other shareholder identifying information contained in Our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, We have agreed to serve as a Fund’s agent to help monitor compliance with that Underlying Fund’s trading policy.
We are obligated to follow each Underlying Fund’s instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning Sub-Account transfers into an Underlying Fund or other funds within that fund complex. We are not authorized to grant exceptions to an Fund’s trading policy. Please refer to each Underlying Fund’s prospectus for more information. Transactions that cannot be processed because of the Underlying Fund’s trading policies will be considered not in good order.
In certain circumstances, the Underlying Fund’s trading policies do not apply or may be limited. For instance:
•Certain types of financial intermediaries may not be required to provide Us with shareholder information.
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•“Excepted funds” such as money market funds and any Underlying Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that an Underlying Fund treats as a single investor.
•An Underlying Fund can decide to exempt categories of Contract Owners whose contracts are subject to inconsistent trading restrictions or none at all.
•Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company sponsored contractual or systematic program such as transfers of assets as a result of asset allocation programs, automatic rebalancing programs, Annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a result of any deduction of charges or fees under a Contract; or (iv) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals, surrenders, or retirement plan contributions.
Possibility of Undetected Abusive Trading or Market Timing. We may not be able to detect or prevent all abusive trading activities. For instance,
•Since We net all the purchases and redemptions for a particular Underlying Fund for this and many of Our other products, transfers by any specific market timer could be inadvertently overlooked.
•Certain forms of variable annuities and types of Underlying Funds may be attractive to market timers. We cannot provide assurances that we will be capable of addressing possible abuses in a timely manner.
•These policies apply only to individuals and entities that own or are Participants under this Contract. However, the Underlying Funds that make up the Sub-Accounts of this Contract are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have different or less restrictive transfer rules or no transfer restrictions at all.
•In some cases, We are unable to count the number of Sub-Account transfers requested by Participants or enforce the Transfer Rule because We do not keep Participant Account records for a Contract. In those cases, the Participant Account records and Participant Sub-Account transfer information are kept by the Contract Owner or its third party service provider. These Contract Owners and third party service providers may provide Us with limited information or no information at all regarding Participant Sub-Account transfers.
Impact of Frequent Transfers
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Participant Account. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity payouts for your payee as well as reduce value of other optional benefits available under your Contract.
Separate Account investors could be prevented from purchasing Fund shares if We reach an impasse on the execution of a Fund’s trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all Our variable product investors if the Fund and We cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund’s opinion, has violated the Fund’s trading policy.
In some cases, We do not have the tax identification number or other identifying information requested by a Fund in Our records. In those cases, We rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, We may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all Participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.
General Account Option Transfers
You may make transfers out of the General Account Option to the Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%). For Contracts issued or amended on or after May 1, 1992:
•Transfers of assets presently held in the General Account option, or which were held in the General Account option at any time during the preceding three months, to any account that we determine is a competing account, are prohibited.
•Similarly, transfers of assets presently held in any account during the preceding three months, that we determine is a competing account, to the General Account option, are prohibited
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In addition, we may limit the maximum amount transferred or Surrendered from the General Account option under a Participant Account to 1/6th of such portion of the Participant Account held in the General Account option in any one Participant Contract Year.
These restrictions apply to all transfers from the General Account Option, including all systematic transfers.
As a result of these limitations, it may take a longer period of time (i.e., several years) to move Participant Account values in the General Account Option to Sub-Accounts and therefore this may not provide an effective short term defensive strategy.
Telephone and Internet Transfers
Transfer instructions received by telephone on any Valuation Day before the end of any Valuation Day will be carried out that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day.
Transfer instructions you send electronically are considered to be received by Us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the end of any Valuation Day, the instructions will be carried out that Valuation Day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgement, you should contact Us as soon as possible.
Telephone or internet transfer requests may be cancelled via the internet or by calling Us before the end of the Valuation Day you made the transfer request.
We, Our agents or Our affiliates are not responsible for losses resulting from telephone or electronic requests that We believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through Our website are genuine, including a requirement that Contract Owners and Participants provide certain identifying information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.
Contract Value
Your Participant Account value reflects the sum of the amounts under your Participant Account allocated to the General Account option and the Sub-Accounts.
There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit value. Therefore, on any Valuation Day the portion of your Participant Account allocated to the Sub-Accounts will reflect the investment performance of the Sub-Accounts and will fluctuate with the performance of the Underlying Funds.
Contributions made or Contract values allocated to a Sub-Account are converted into Accumulation Units by dividing the amount of the Contribution or allocation, minus any Premium Taxes, by the Accumulation Unit value for that Valuation Day. The more Contributions or Contract values allocated to the Sub-Accounts under your Participant Account, the more Accumulation Units will be reflected under your Participant Account. You decrease the number of Accumulation Units in a Sub-Account under your Participant Account by requesting Surrenders, transferring money out of a Sub-Account, submitting a Death Benefit claim or by electing an Annuity payout from your Participant Account.
To determine the current Accumulation Unit value, We take the prior Valuation Day’s Accumulation Unit value and multiply it by the Net Investment Factor for the current Valuation Day. The value of the Separate Account is determined at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time).
The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. At the time your Employer purchases the Contract, your Employer chooses one of the following two methods to calculate the Net Investment Factor. The value of your Participant Account will be the same, regardless of the method chosen by your Employer.
Method One
The Net Investment Factor for each Sub-Account equals:
•the net asset value per share plus applicable distributions per share of the corresponding Underlying Fund at the end of the current Valuation Day; divided by
•the net asset value per share of the corresponding Underlying Fund at the end of the prior Valuation Day; multiplied by
•the daily expense factor for the mortality, expense risk and administrative charge and any other applicable charges, adjusted for the number of days in the period.
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Method Two (not available to Contracts issued in New York)
The Net Investment Factor for each Sub-Account equals:
•the net asset value per share of the corresponding Underlying Fund at the end of the current Valuation Day; divided by
•the net asset value per share of the corresponding Underlying Fund at the end of the prior Valuation Day.
Under Method Two, the value of any applicable Underlying Fund distributions per share creates additional Accumulation Units.
We will send you a statement for each calendar quarter, that tells you how many Accumulation Units you have, their value and your total Participant Account value. You can also call (844) 804-8989 to obtain your Participant Account value or, where available, you may access your account information through our website at www.massmutual.com/govnp.
Shares of the Underlying Funds are valued at net asset value on a daily basis. A complete description of the valuation method used in valuing Fund shares may be found in the Underlying Funds’ prospectus.
Surrenders and Withdrawals
IMPORTANT TAX INFORMATION: There are certain restrictions on section 403(b) tax-sheltered annuities. As of December 31, 1988, all section 403(b) annuities have limits on full and partial surrenders. Contributions to the Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless the Contract Owner/employee has a) attained age 59 1∕2, b) a severance from employment, c) died, d) become disabled or e) experienced financial hardship (cash value increases may not be distributed for hardships prior to age 59 1∕2). Distributions prior to age 59 1∕2 due to financial hardship or separation from service may still be subject to a penalty tax of 10%. We will not assume any responsibility for determining whether a withdrawal is permissible, with or without tax penalty, in any particular situation; or in monitoring withdrawal requests regarding pre or post January 1, 1989 Contract Values. Any full or partial Surrender described above may affect the continuing tax-qualified status of some Contracts or plans and may result in adverse tax consequences to the Contract Owner. The Contract Owner, therefore, should consult with a tax adviser before undertaking any such Surrender (See “Federal Tax Considerations”).
After termination of Contributions on your behalf and prior to your Annuity Commencement Date, you will have the following options:
1.Continue your Participant’s Account under the Contract. Under this option, when the selected Annuity Commencement Date arrives, payments will begin under the selected Annuity payout option (See “Annuity Payout Options”). At any time before the Annuity Commencement Date, you may your Participant Account for a lump sum cash settlement in accordance with 3. below.
2.To provide Annuity payouts immediately. The values in your Participant’s Account may be applied, subject to contractual provisions, to provide for Fixed or Variable Annuity payouts, or a combination thereof, commencing immediately, under the selected Annuity payout option under the Contract (See “Annuity Payout Options”).
3.To Surrender your Account in a single sum. The amount received will be the value next computed after receipt of a written Surrender request for complete Surrender at the Empower Administrative Office, less any applicable Contingent Deferred Sales Charge, Annual Maintenance Fee and Premium Taxes. Payment will normally be made within seven days after We receive the written request.
4.To request a partial Surrender of your Participant’s Account. Partial Surrenders are taken from the Sub-Account(s) that you specify. If you do not specify the Sub-Account(s), We will take the amount out of all applicable Sub-Account(s) on a pro rata basis. We will deduct any applicable Sales Charges from the partial Surrender (See “Contract Charges”).
5.To begin making monthly, quarterly, semi-annual or annual withdrawals while allowing your Participant Account to remain in the Accumulation Period. Your Participant Account remains subject to the Annual Maintenance Fee and any fluctuations in the investment results of the Sub-Accounts or any of the underlying investments. You may transfer the values of your Participant Account from one or more Sub-Accounts or the General Account option to any other Sub-Account, the General Account option or to any combination thereof, subject to Contract restrictions (See “Systematic Withdrawal Option”).
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Systematic Withdrawal Option
If permitted by IRS regulations and the terms of the Plan, a Participant can make withdrawals while allowing his or her Participant Account to remain in the Accumulation Period under the Contract. Eligibility under this provision is limited to Participants who have terminated their employment with the Employer at the time they elect the Systematic Withdrawal Option (“SWO”). Payments are limited to 18.0% of the Participant’s Account annually. The minimum payment amount is $100. SWO payments generally are taxable as ordinary income and, if made prior to age 59 1∕2 , an IRS tax penalty may apply. Any Contingent Deferred Sales Charge otherwise applicable is waived on SWO payments.
Participants elect the specific dollar amount to be withdrawn, the frequency of payments (monthly, quarterly, semi-annually or annually) and the duration of payments (either a fixed number of payments or until the Participant’s Account is depleted). The duration of payments may not extend beyond the Participant’s life expectancy as of the beginning date of SWO payments or the joint and last survivor life expectancy of the Participant and the Participant’s Beneficiary. Participants may not elect the SWO if there is an outstanding loan amount.
A Participant can change the terms of a SWO as often as four times in each calendar year, can terminate the SWO at any time, and can elect one of the five available Annuity options or a partial or full lump sum withdrawal. If a partial or full lump sum withdrawal is elected within 12 months of a SWO payment, the Contingent Deferred Sales Charge that was previously waived, if any, will be deducted from the Participant’s Account upon withdrawal. Unless you direct otherwise, SWO payments will be deducted on a pro rata basis from the General Account option and each Sub-Account to which the Participant’s Account is allocated.
The SWO may only be elected pursuant to an election on a form provided by Us. Election of the SWO does not affect Participants’ other rights under the Contracts.
Payment of Surrender Value
Payments from the Sub-Accounts may be delayed beyond seven days only for periods (1) during which the New York Stock Exchange is closed other than customary weekend or holidays closings, or during which trading on the New York Stock Exchange is restricted; (2) during which an emergency exists that makes the valuation and disposal of the securities not reasonably practical; and (3) such other periods that the SEC may by order permit for the protection of investors.
Annuity Options
You are not required to annuitize this Contract. A Participant selects an Annuity Commencement Date (usually between the Participant’s 50th birthday and the date on which the Participant attains their “applicable age” as described under “Federal Tax Considerations”) and an Annuity payout option. The Annuity Commencement Date may be any day of any month before or including the month of a Participant’s 90th birthday, or an earlier date if prescribed by applicable law.
The Annuity Commencement Date and/or the Annuity payment option may be changed from time to time, but any such change must be made at least 30 days prior to the date on which Annuity payouts are scheduled to begin. Annuity payouts will normally be made on the first business day of each month, or another mutually agreed upon business day.
The Contract contains five Annuity payout options that may be selected on either a Fixed or Variable Annuity basis, or a combination thereof. If a Participant does not elect otherwise, We reserve the right to begin Annuity payouts at age 90 under Option 2 with 120 monthly payments certain. However, unless required by applicable law, We will not assume responsibility in determining or monitoring any required minimum distributions (See “Federal Tax Considerations”). Generally, depending on the terms of your retirement plan, you may select from the following payment frequencies: monthly, quarterly, semi-annually, and annually.
Annuity Payout Options
Option 1: Life Annuity where We make monthly Annuity payouts for as long as the Annuitant lives.
❖Payments under this option stop with the last monthly payment preceding the death of the Annuitant, even if the Annuitant dies after one payment. This option offers the maximum level of monthly payments of any of the other life annuity options (Options 2-4) since there is no guarantee of a minimum number of payments nor a provision for a death benefit payable to a Beneficiary.
Option 2: Life Annuity with 120, 180 or 240 Monthly Payments Certain where We make monthly payments for the life of the Annuitant with the provision that payments will be made for a minimum of 120, 180 or 240 months, as elected. If, at the death of the Annuitant, payments have been made for less than the minimum elected number of months, then any remaining guaranteed monthly payments will be paid to the Beneficiary unless other provisions have been made and approved by Us.
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Option 3: Unit Refund Life Annuity where We make monthly payments during the life of the Annuitant terminating with the last payment due prior to the death of the Annuitant, except that an additional payment will be made to the Beneficiary if (a) below exceeds (b) below:

(a)	=	total amount applied under the option at the Annuity Commencement Date
Annuity Unit value at the Annuity Commencement Date
(b)	=	number of Annuity Units represented by each monthly Annuity payout made	×	number of monthly Annuity payouts made
The amount of the additional payments is determined by multiplying the excess, if any, by the Annuity Unit value as of the date We receive Due Proof of Death.
Option 4: Joint and Last Survivor Annuity where We make monthly payments during the joint lifetime of the Annuitant and a designated individual (called the joint Annuitant) and then throughout the remaining lifetime of the survivor, ending with the last payment prior to the death of the survivor.
❖When the Annuity is purchased, the Annuitant elects what percentage (50%, 662/3%, 75% or 100%) of the monthly Annuity payout will continue to be paid to the survivor.
❖Under this Option 4, it would be possible for an Annuitant and joint Annuitant to receive only one payment in the event of the common or simultaneous death of the Annuitant and joint Annuitant prior to the due date for the second payment.
Option 5: Payments for a Designated Period where We agree to make monthly payments for the number of years selected. Under the Contracts, the minimum number of years is five. In the event of the Annuitant’s death prior to the end of the designated period, the present value of any then remaining payments will be paid in one lump sum to the Beneficiary unless other provisions have been made and approved by Us.
❖Option 5 does not involve life contingencies and does not provide any mortality guarantee.
❖Surrenders are subject to the limitations set forth in the Contract and any applicable Contingent Deferred Sales Charges (See “Contract Charges”).
For Contracts issued in New York, no surrenders are permitted by the Annuitant after Annuity payments commence under Option 5.
Once Annuity payouts have started, no Surrenders are permitted except from an annuity under Annuity Payout Option 5 - Payments for a Designated Period – that are paid on a variable basis. Such surrenders may be subject to a Contingent Deferred Sales Charge.
Options 2 and 5 are available only if the guaranteed Annuity payout period is less than the life expectancy of the Annuitant or the joint life expectancy of the Annuitant and their Joint Annuitant at the time the option becomes effective. Such life expectancy shall be computed on the basis of the mortality table prescribed by the IRS or, if none is prescribed, the mortality table then in use by Us.
We may offer other Annuity payout options from time to time. Not all Annuity payout options will be available in all states or in all Contracts.
Calculation of Annuity Payment
During the Annuity Period, your Participant Account Value will be applied to the Annuity Payout Option on either a fixed or variable basis, as you select. The minimum Annuity payout is $20. No election may be made which results in a first payment of less than $20. If at any time Annuity payouts are or become less than $20 We have the right to change the frequency of payment to intervals that will result in payments of at least $20.
Variable Annuity Payments
The value of the Annuity Unit for each Sub-Account in the Separate Account for any day is determined by multiplying the value for the preceding day by the product of (1) the Net Investment Factor (see “Contract Value”) for the day for which the Annuity Unit value is being calculated, and (2) a factor to neutralize the assumed net investment rate discussed below.
The value of the Contract is determined as the product of the value of the Accumulation Unit credited to each Sub-Account no earlier than the close of business on the fifth business day preceding the date the first Annuity payout is due and the number of Accumulation Units credited to each Sub-Account as of the date the Annuity is to commence.
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The first monthly payment varies according to the Annuity payout option selected. The Contract cites Annuity tables derived from the 1983a Individual Annuitant Mortality Table with an assumed interest rate (“A.I.R.”) of 4.00% per annum. The total first monthly Annuity payout is determined by multiplying the value (expressed in thousands of dollars) of a Sub-Account (less any applicable Premium Taxes) by the amount of the first monthly payment per $1,000 of value obtained from the tables in the Contracts. With respect to Fixed Annuities only, the current rate will be applied if it is higher than the rate under the tables in the Contract.
Level Annuity payouts would be provided if the net investment rate remained constant and equal to the A.I.R. In fact, payments will vary up or down in the proportion that the net investment rate varies up or down from the A.I.R. A higher A.I.R. may produce a higher initial payment but more slowly rising and more rapidly falling subsequent payments than would a lower interest rate assumption.
The amount of the first monthly Annuity payout, determined as described above, is divided by the value of an Annuity Unit for the appropriate Sub-Account not later than the fifth business day preceding the day on which the payment is due in order to determine the number of Annuity Units represented by the first payment. This number of
Annuity Units remains fixed during the Annuity Period, and in each subsequent month the dollar amount of the Annuity payout is determined by multiplying this fixed number of Annuity Units by the then current Annuity Unit value.
The Annuity payouts will be made on the date selected. The Annuity Unit value used in calculating the amount of the Annuity payouts will be based on an Annuity Unit value determined as of the close of business on a day not more than the fifth business day preceding the date of the Annuity payout.
Here is an example of how a Variable Annuity is determined:

ILLUSTRATION OF ANNUITY PAYOUTS: (UNISEX) AGE 65, LIFE ANNUITY WITH 120 PAYMENTS CERTAIN
A.	Net amount applied	$139,782.50
B.	Initial monthly income per $1,000 of payment applied	6.13
C.	Initial monthly payment (A × B ÷ 1,000)	$856.87
D.	Annuity Unit Value	3.125
E.	Number of monthly annuity units (C ÷ D)	274.198
F.	Assume annuity unit value for second month equal to	2.897
G.	Second monthly payment (F × E)	$794.35
H.	Assume annuity unit value for third month equal to	3.415
I.	Third month payment (H × E)	$936.39
The above figures are simply to illustrate the calculation of a Variable Annuity and have no bearing on the actual historical record of any Separate Account.
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Benefits Available Under the Contract
The following table summarizes information about the benefits under the Contract.

Benefit	Purpose	Whether Benefit Is Standard or Optional	Maximum Fee	Restrictions/ Limitations
Death Benefit
If the participant dies during the Accumulation Period, then the type of death benefit paid depends on whether the participant died (a) before age 65, or (b) on or after age 65. If the participant died before age 65, a Minimum Death Benefit is payable to the Beneficiary, which is generally the greater of the greater of (a) the value of the Participant Account and (b) 100% of the Contributions to the Participant Account less prior Surrenders and outstanding Participant loans.If the participant dies on or after age 65, then the Contract pays a death benefit equal to the Participant Account Value, less any outstanding charges and loan balances.
Standard
1.25% (Either
deducted via
Method 1 (daily deduction as a
percentage of net asset value of
each fund) or
Method 2
(quarterly
deduction as a
percentage of the average daily
assets of Sub-
Accounts during calendar quarter), depending on
which method is selected by your Employer)

•For Minimum Death Benefit, value of Participant account measured on date that all completed paperwork received for all states except IL. In IL, measured on date Due Proof of Death is received.
•The deduction of advisory fees will reduce your death benefit.

Participant Loan	The Participant may be able request a loan from his or her Participant Account Value during the Accumulation Phase if permitted by the Code and the terms of the Plan.	Standard	Loan set-up fee of $50.00 and annual loan administration fee of $50.00.	•Must be permitted by the Code and the terms of the Plan.
Systemic Withdrawal Option	The Participant may be able request a loan from his or her Participant Account Value during the Accumulation Phase if permitted by the Code and the terms of the Plan.	Standard	None
•Limited to Participants who have terminated their employment with the Employer;
•Duration of payments may not extend beyond the Participant’s life expectancy;
•A Participant may not elect the Systemic Withdrawal Option if there is an outstanding Loan.

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Death Benefits
Determination of the Beneficiary: The Beneficiary is the person or persons designated to receive payment of the death benefit upon the death of the Participant. If no designated Beneficiary remains living at the death of the Participant, the Participant’s estate is the Beneficiary.
Death before the Annuity Commencement Date:
•Death prior to age 65: If the Participant dies before the Annuity Commencement Date or the Participant’s attainment of age 65 (whichever comes first) the Minimum Death Benefit is payable to the Beneficiary. The Minimum Death Benefit is the greater of (a) the value of your Participant Account determined as of the day we receive Due Proof of Death and our receipt of a completed settlement instruction at our Administrative Offices or (b) 100% of the total Contributions made to your Participant Account, reduced by any prior partial Surrenders or outstanding Participant loan indebtedness. For Contracts purchased in Illinois, the Minimum Death Benefit is the greater of (a) the value of your Participant Account determined as of the day we receive Due Proof of Death at our Administrative Offices or (b) 100% of the total Contributions made to your Participant Account, reduced by any prior partial Surrenders or outstanding Participant loan indebtedness. To the extent you have Related Contracts under your plan, we may take into consideration corresponding Participant Account values, Contributions, Surrenders, or loan indebtedness in calculating the Minimum Death Benefit. The value of a Participant’s Account on any Valuation Day before the Annuity Commencement Date will be reduced by any applicable Premium Taxes not already deducted.
•Death on or after age 65: If the Participant dies before the Annuity Commencement Date but on or after the Participant’s 65th birthday, the Beneficiary(ies) will receive the value of your Participant Account (less any applicable Premium Taxes not already deducted) as of the date we receive Due Proof of Death and our receipt of a completed settlement instruction at our Administrative Offices. For Contracts purchased in Illinois, the Beneficiary(ies) will receive the value of your Participant Account (less any applicable Premium Taxes not already deducted) as of the date we receive Due Proof of Death at our Administrative Offices.
Calculation of the death benefit: Except for Contracts purchased in Illinois, if the Participant dies before the Annuity Commencement Date, the death benefit will be calculated as of the date we receive Due Proof of Death and our receipt of a completed settlement instruction. The death benefit remains invested in the Separate Account and/or General Account option according to your last instructions until the proceeds are paid or we receive new settlement instructions from the Beneficiary. During the time period between our receipt of Due Proof of Death and our receipt of the completed settlement instructions, the calculated death benefit will be subject to market fluctuations. Upon receipt of complete settlement instructions, we will calculate the payable amount.
If the proceeds are taken in a single sum, payment will normally be made within seven days of our receipt of completed settlement instructions.
You may apply the death benefit payment to any one of the Annuity payout options (See “Annuity Payout Options”) instead of receiving the death benefit payment in a single sum. An election to receive payment of death benefits under an Annuity payout option must be made before a lump sum settlement and within one year after the death by written notice to us at our Administrative Offices. Proceeds due on death may be applied to provide variable payments, fixed payments, or a combination of variable and fixed payments. No election to provide Annuity payouts will become operative unless the initial Annuity payout is at least $20 on either a variable or fixed basis, or $20 on each basis when a combination benefit is elected. The manner in which the Annuity payouts are determined and in which they may vary from month to month are the same as applicable to a Participant’s Account after retirement (See “Contract Value”).
Death on or after the Annuity Commencement Date: If the Annuitant dies on or after the Annuity Commencement Date, there may be no payout at death unless the Annuitant has elected an Annuity payout option that permits the Beneficiary to elect to continue Annuity payouts or to receive the computed value.
Participant Loans
During the Accumulation Period, a Participant under a Tax-sheltered Annuity plan may request a loan from his or her Participant Account, if permitted by the Plan. Loans from a Participant’s Account may not be available in all states or may be subject to restrictions. When you initiate a loan from your Participant Account, We deduct a loan set-up fee of $50. In addition, while your loan is outstanding, We deduct a $50 annual loan administration fee from your Participant Account on a quarterly basis. We deduct 25 percent of the annual fee on the last Valuation Day of each quarter, or from the proceeds of a full Surrender of your Participant Account.
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When you take a loan from your Participant Account, for record-keeping purposes, an amount equal to your loan, plus interest, is placed into a loan account. When you make loan repayments, the amount of the loan account decreases until your loan account is re-paid in full. You must pay back your loan according to the payment schedule set by the terms of your loan agreement. The loan agreement describes the terms, conditions, and any fees or charges of your loan.
Loans will have a permanent effect on the Participant’s Account because the investment results of each Sub-Account will apply only to the amount remaining in such Sub-Account. The longer a loan is outstanding, the greater the impact on the Participant’s Account is likely to be. Also, if not repaid, the outstanding loan balance will reduce the death benefit otherwise payable to the Beneficiary.
Federal Tax Considerations
General
The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on Our understanding of the existing provisions of the Code, Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income.
This summary has been prepared by Us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.
THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.
Civil Unions & Domestic Partnerships
Upon your death, a surviving spouse may have certain continuation rights under the Contract that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of ”spouse“ under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Parties to a civil union or domestic partnership are not treated as spouses under federal law. Consequently, certain transactions, such as change of ownership or continuation of the contract after death, may be taxable to those individuals. You should consult a tax and/or legal advisor for more information on this subject if it applies to you.
Tax Reporting
The federal, as well as state and local, tax laws and regulations require Us to report certain transactions with respect to the Contract (such as an exchange of or a distribution from the Contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide you with a copy of what was reported. This copy is not intended to supplant your own records. It is your responsibility to ensure that what you report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on your books and records. You should review whatever is reported to the taxing authorities by Us against your own records, and in consultation with your own tax advisor, and should notify Us if you find any discrepancies in case corrections have to be made.
Taxation of Talcott Resolution and the Separate Account
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The Separate Account is taxed as part of Talcott Resolution which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a ”regulated investment company“ under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. (See ”Contract Value“). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.
Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. Talcott Resolution is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since Talcott Resolution is the owner of the assets from which the tax benefits are derived.
Diversification of the Separate Account
For certain types of Contracts, the Internal Revenue Code (”Code“) requires that investments supporting these Contracts be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Underlying Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.
The Treasury Department’s diversification regulations under Code Section 817(h) require, among other things, that:
•no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,
•no more than 70% is represented by any two investments,
•no more than 80% is represented by any three investments and
•no more than 90% is represented by any four investments.
In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.
A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to pay the tax due for the period during which the diversification requirements were not met.
Tax Ownership of the Assets in the Separate Account
In order for certain variable annuity contracts to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the ”owner“ of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the ”tax owner“ of certain separate account assets, income and gain from such assets would be includable in the variable contract owner’s gross income. The U.S. Tax Court followed the IRS position and held that a variable contract owner would be treated for federal tax purposes as the owner of the separate account assets (Webber v. Commissioner, 14 Tax Court No. 17, June 30, 2015). The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular sub-accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and variable life insurance contracts. The distinction between when a variable contract owner will be determined to own the separate account under the analysis of the IRS and the Tax Court can best be illustrated by the following IRS rulings.
Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer’s separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such ”public availability“ means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in Our Separate Account for your Contract are available for purchase except through an insurer’s variable contracts or by other permitted entities.
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Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Underlying Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, We believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, We reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.
Non-Natural Persons as Owners
Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:
•A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),
•A contract acquired by the estate of a decedent by reason of such decedent’s death,
•Certain contracts acquired with respect to tax-qualified retirement arrangements,
•Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or
•A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract’s purchase.
A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.
Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the ”holder“ in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a ”holder.“ In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the ”holder.“ However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.
Annuity Purchases by Nonresident Aliens and Foreign Corporations
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to Talcott Resolution. If withholding applies, We are required to withhold tax at the 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence.
Generation Skipping Transfer Tax
Under certain circumstances, the Code may impose a ”generation skipping transfer tax“ when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require Talcott Resolution to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
Tax-Qualified Retirement Plans
This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.
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The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a ”Qualified Plan“ or ”Plan“). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.
The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not Us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance with regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on Our books and records. If you are purchasing a Contract through a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Contract Value.
The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into Our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.
We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.
Individual Retirement Annuities (”IRAs“)
In addition to ”traditional“ IRAs governed by Code Sections 408(a) and (b) (”Traditional IRAs“), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.
a.Traditional IRAs
Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions (”RMDs“) when the Owner reaches their Required Beginning Date or dies (or the distribution qualifies for one of the other exceptions to the penalty on early distributions), as described below, may result in imposition of a 25% penalty tax on any excess of the RMD amount over the amount actually distributed. This excise tax is reduced to 10% if a distribution of the shortfall is made within two years and to the date the excise tax is assessed or imposed by the IRS. In addition, any amount received before the Owner reaches age 59 1∕2 or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.
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You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. Effective January 1, 2020, non-spouse ”designated beneficiaries“ of a deceased Owner must generally receive distributions within 10 years of the death of the Owner. However, the life expectancy payout option (a/k/a ”IRA stretch“) is still available for non-spouse beneficiaries who are ”Eligible Designated Beneficiaries“ enabling them to make a tax-free ”direct rollover“ (in the form of a direct transfer between Plan fiduciaries, as described below in ”Rollover Distributions“) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an ”inherited IRA“ that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant). ”Eligible Designated Beneficiaries“ include beneficiaries who are not more than 10 years younger, disabled, chronically ill, and minors until age of majority, at which time the 10-year rule applies. In addition, such a Plan is not required to permit such a rollover.
b.SEP IRAs
Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension (”SEP“) or a SEP IRA. A SEP IRA can have employer, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
c.SIMPLE IRAs
The Savings Incentive Match Plan for Employees of small employers (”SIMPLE Plan“) is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees (”SIMPLE IRAs“). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 25% penalty tax for failure to make a full RMD (or reduced amount), and to the 10% penalty tax on premature distributions, as described below. In addition, the 10% penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.
If We do not serve as the Designated Financial Institution for your employer’s SIMPLE Plan, for you to use one of Our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with Us.
d.Roth IRAs
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Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner’s lifetime. Generally, however, upon the Owner’s death the amount remaining in a Roth IRA must be distributed by the end of the tenth year after such death for non-spouse designated beneficiaries or distributed over the life or life expectancy of an Eligible Designated Beneficiary. The Owner of a Traditional IRA or other qualified plan assets may convert a Traditional IRA into a Roth IRA under certain circumstances. The conversion of a Traditional IRA or other qualified plan assets to a Roth IRA will subject the fair market value of the converted Traditional IRA to federal income tax in the year of conversion. In addition to the amount held in the converted Traditional IRA, the fair market value may include the value of additional benefits provided by the annuity contract on the date of conversion, based on reasonable actuarial assumptions. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. Distributions from eligible Qualified Plans can be ”rolled over“ directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a ”conversion“ Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan
Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of ”incidental“ death benefits, and the time when RMDs must commence. There are annual limits on contributions to 401(a) defined contribution plans generally, and to 401(k) plans specifically. Salary reduction contributions to a 401(k) option cannot exceed the lesser of a dollar limit ($23,500 in 2025) or 100% of the employee’s ”includible compensation.“ For participants over age 50, a special additional catch-up provision may be available ($7,500 in 2025 or $11,250 if the participant is age 60-63). In addition, a Plan’s provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. In addition, elective deferrals made by participants under a 401(k) arrangement are subject to specific distribution limitations similar to those outlined below for 403(b) plans. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.
In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits ”incidental“ to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.
Tax-Sheltered Annuity under Section 403(b) (”TSA“)
Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code Section 501(c)(3) to purchase a ”tax-sheltered annuity“ (”TSA“) contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee’s gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit ($23,500 in 2025) or 100% of the employee’s ”includable compensation“ for the most recent full year of service, subject to other adjustments. There are also legal limits on the annual elective deferrals a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased ($7,500 in 2025 or $11,250 if the participant is age 60-63). A TSA participant should contact the Plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.
A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:
a.after the employee reaches age 59 1∕2;
b.upon the employee’s separation from service;
c.upon the employee’s death or disability;
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d.in the case of hardship as defined in applicable regulations (and in the case of hardship, any income attributable to such contributions may not be distributed);
e.as a qualified reservist distribution upon certain calls to active duty; or
f.with respect to amounts invested in a lifetime income investment, the date that is 90 days prior to the day that such lifetime income investment may no longer be held as an investment option under the plan.
An employer sponsoring a TSA may impose additional restrictions on your TSA through its Plan document.
Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits ”incidental“ to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA.
Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant’s or beneficiary’s accumulated benefit immediately before such exchange (taking into account such participant’s or beneficiary’s accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant’s employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information.
Deferred Compensation Plans under Section 457 (”Section 457 Plans“)
Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a ”governmental employer“ is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an ”Eligible Deferred Compensation Plan“ or ”Section 457(b) Plan.“ Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant’s includible compensation or (2) the applicable dollar amount, ($23,500 in 2025). The Plan may provide for additional ”catch-up“ contributions. One catch-up contribution allows participants over age 50 to make additional contributions each year ($7,500 in 2025 or $11,250 if the participant is age 60-63); while another permits 457(b) pre-retirement contributions in the three prior years to, but not including, the year the participant reaches normal retirement age. A participant cannot use both catch-up provisions concurrently. In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 59 1∕2, (2) the participant has a severance from employment (including death), (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations), or (4) with respect to amounts invested in a lifetime income investment, the date that is 90 days prior to the date that such lifetime income investment may no longer be held as an investment option under the Plan.
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Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts, certain other insurance contracts, and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (nongovernmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. Where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer’s general creditors under Code Section 457(b)(6).
Taxation of Amounts Received from Qualified Plans
Except under certain circumstances in the case of Roth IRAs or Roth accounts in a Qualified Plan, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other ”investment in the contract.“ For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, Code Section 72 provides the tax rules for determining what portion of each amount received represents a tax-free recovery of ”investment in the contract“.
For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the ”investment in the contract,“ based on the ratio of the ”investment in the contract“ over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.
In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.
Penalty Taxes for Qualified Plans
Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions (”RMDs“). Penalty taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The penalty taxes on premature distributions and failures to make timely RMDs are more uniform and are described in more detail below.
a.Penalty Taxes on Premature Distributions
Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59 1∕2. However, this 10% penalty tax does not apply to a distribution that is either:
i.made to a beneficiary (or to the employee’s estate) on or after the employee’s death;
ii.attributable to the employee’s becoming disabled under Code Section 72(m)(7);
iii. part of a series of substantially equal periodic payments (not less frequently than annually  —  ”SEPPs“) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary (”SEPP Exception“), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;
iv.(except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);
v.(except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);
vi.not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year which are not reimbursed by health insurance (without regard to whether the taxpayer deducts the unreimbursed medical expenses);
vii.certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty;
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viii.distributions of up to $5,000 from a retirement plan in the case of a birth or adoption of a child under Code Section 72(t)(2)(H); or
ix.certain designated qualified disaster distributions.
In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:
i.made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;
ii.not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7);
iii.for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8); or
iv.certain other exceptions to the 10% penalty tax.
If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59 1∕2 and (b) 5 years have elapsed since the first of these periodic payments.
For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual’s employer under a SIMPLE Plan, the 10% penalty tax rate is increased to 25%.
b.RMDs and 25% Penalty Tax
If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution (”RMD“) for the year, the participant is subject to a 25% penalty tax on the amount that has not been timely distributed. This excise tax is reduced to 10% if a distribution of the shortfall is made within two years and to the date the excise tax is assessed or imposed by the IRS.
An individual’s interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of  —
i.the calendar year in which the individual attains their applicable age, or
ii.(except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.
If the individual attains (1) age 70 1∕2 before 2020, the applicable age is 70 1∕2; (2) age 72 during or after 2020 but before 2023, the applicable age is 72; (3) age 72 during or after 2023 and age 73 before 2033, the applicable age is 73; or (4) age 74 after 2032, the applicable age is 75.
The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over  —
a.the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or
b.over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.
Effective January 1, 2020, non-spouse ”designated beneficiaries“ of a deceased plan participant Owner must generally receive distributions within 10 years of the death of the participant. However, the life expectancy payout option (a/k/a ”stretch payout“) is still available for non-spouse beneficiaries who are ”Eligible Designated Beneficiaries“ enabling them to make a tax-free ”direct rollover“ (in the form of a direct transfer between Plan fiduciaries, as described below in ”Rollover Distributions“) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an ”inherited IRA“ that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant). ”Eligible Designated Beneficiaries“ include beneficiaries who are not more than 10 years younger, disabled, chronically ill, and minors until age of majority, at which time the 10-year rule applies.
If an individual dies after RMDs have begun for such individual, any remainder of the individual’s interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual’s death.
The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner’s surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
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The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount. RMDs also can be made in the form of Annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.
In addition, in computing any RMD amount based on a contract’s account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 25% penalty tax for RMDs (or reduced amount) if such additional RMD amount is not timely distributed. There is a recent exception to the RMD rules for certain lifetime income annuity benefits (Qualified Longevity Annuity Contracts, or ”QLAC“), provided by Revenue Ruling 2012-3 and proposed Treasury regulations.
Tax Withholding for Qualified Plans
Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. The federal income tax withholding requirements, including any ”elections out“ and the rate at which withholding applies are different for periodic and non-periodic distributions. Special rules apply when the distribution is an ”eligible rollover distribution“ from a Qualified Plan (described below in ”Rollover Distributions“). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the ”eligible rollover distribution,“ to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in ”Rollover Distributions“). Payees cannot elect out of this mandatory 20% withholding in the case of such an ”eligible rollover distribution.“
Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.
Regardless of any ”election out“ (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee’s total tax liability.
Rollover Distributions
The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plans (a ”direct transfer“ or a ”direct rollover“) or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a ”60-day rollover“), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, We advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.
For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transferor Plan and if other applicable conditions are met. Such a ”direct transfer“ between the same kinds of Plan is generally not treated as any form of ”distribution“ out of such a Plan for federal income tax purposes.
By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a ”distribution“ out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a ”direct rollover“ (made directly to another Plan) or as a ”60-day rollover.“ The tax restrictions and other rules for a ”direct rollover“ and a ”60-day rollover“ are similar in many ways, but if any ”eligible rollover distribution“ made from certain types of Qualified Plan is not transferred directly to another Plan by a ”direct rollover,“ then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a ”60-day rollover“ by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a ”60-day rollover“, the amount that is not rolled over remains subject to normal income tax plus any applicable penalty.
Under Code Sections 402(f)(2)(A) and 3405(c)(3) an ”eligible rollover distribution“ (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a ”direct rollover“) is generally any distribution to an employee of any portion (or all) of the balance to the employee’s credit in any of the following types of ”Eligible Retirement Plan“: (1) a Qualified Plan under Code Section 401(a) (”Qualified 401(a) Plan“), (2) a qualified annuity plan under Code Section 403(a) (”Qualified Annuity Plan“), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an ”eligible rollover distribution“ does not include any distribution that is either  —
a.an RMD amount;
39

b.one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or
c.any distribution made upon hardship of the employee.
Before making an ”eligible rollover distribution,“ a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the ”direct rollover“ and ”60-day rollover“ rules and the distribution’s exposure to the 20% mandatory withholding if it is not made by ”direct rollover.“ Generally, under Code Sections 402(c), 403(b)(8) and 457 (e)(16), a ”direct rollover“ or a ”60-day rollover“ of an ”eligible rollover distribution“ can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an ”eligible rollover distribution“ that can qualify for a tax-free ”60-day rollover“ is limited to the amount that otherwise would be includable in gross income. By contrast, a ”direct rollover“ of an ”eligible rollover distribution“ can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a ”predecessor“ Qualified Plan.
Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free ”direct rollover“ or ”60-day rollover“ can be made between a ”Non-Roth IRA“ (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from Non-Roth IRA to a Roth IRA, or a ”conversion“ of a Non-Roth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free ”direct rollover“ or ”60-day rollover“ can be made between an ”inherited IRA“ (Non-Roth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a ”direct rollover“ or a ”60-day rollover“ to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a ”direct rollover“ or a ”60-day rollover“ to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no l-year limit applies to any such ”direct rollover.“ Similar rules apply to a ”direct rollover“ or a ”60-day rollover“ of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer’s SIMPLE Plan is generally disqualified (and subject to the 25% penalty tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a ”direct rollover“ or a ”60-day rollover“ to an Eligible Retirement Plan that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).
Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a non-spouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS and to qualified Coronavirus Related Distributions.
Distribution
The Contracts are no longer offered for sale. MML Distributors, LLC (”MMLD“), a subsidiary of Massachusetts Mutual Life Insurance Company (”MassMutual“), is the principal underwriter of the Contracts, which are sold by affiliated and unaffiliated broker-dealer, and financial institutions.
MMLD is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (”FINRA“). The principal business address of MMLD is 1295 State Street, Springfield, MA 01111.
Financial Intermediaries receive commissions (described below under ”Commissions“). Certain selected Financial Intermediaries also receive additional compensation (described below under ”Additional Payments“). All or a portion of the payments made to Financial Intermediaries may be passed on to Registered Representatives according to a Financial Intermediaries’ internal compensation practices.
Affiliated broker-dealers also employ individuals called ”wholesalers“ in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract value.
40

Commissions
Upfront commissions paid to Financial Intermediaries generally range from 0% to up to 7% of each Contribution you pay for your Contract. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1.20% of your Contract value. MMLD pays different commissions based on the Contract variation that you buy.
Commission arrangements vary from one Financial Intermediary to another. We and MMLD are not involved in determining your Registered Representative’s compensation. Under certain circumstances, your Registered Representative may be required to return all or a portion of the commissions paid.
Check with your Registered Representative to verify whether your account is a brokerage or an advisory account. Your interests may differ from Ours and your Registered Representative (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your Registered Representative (or the Financial Intermediary with which they are associated) can be paid both by you and MMLD and its affiliates based on what you buy. Therefore, profits, and your Registered Representative’s (or their Financial Intermediary’s) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.
Additional Payments
Subject to FINRA and Financial Intermediary rules, MMLD and its affiliates also make additional payments to Financial Intermediaries (who may or may not be affiliated with Us) to encourage the sale of this Contract and other contracts that We issue to retirement programs that We or Our affiliates offer (”Additional Payments“). Additional Payments are generally based on average net assets (or aged assets) of the contracts or programs attributable to a particular Financial Intermediary, on sales of the contracts or programs attributable to a particular Financial Intermediary, and/or sales expenses. Additional Payments may be used for various purposes, and may take various forms, such as:
•Payments for access to Registered Representatives and/or Financial Intermediaries, such as through one-on-one wholesaler visits or attendance at national sales meetings or similar events.
•Payments for inclusion of Our products on a Financial Intermediary’s ”preferred list“; participation in, or visibility at, national and regional conferences; and/or articles in Financial Intermediary publications highlighting Our products and services.
•Payments for various marketing expenses such as joint marketing campaigns and/or Financial Intermediary event advertising/participation; sponsorship of Financial Intermediary sales contests and/or promotions in which participants (including Registered Representatives) receive prizes such as travel awards, merchandise and recognition; and expenses of generating clients.
•Payment and support to Underlying Fund companies including Fund related wholesaler support, training and marketing activities for certain Funds, and providing sales activity reports.
•Sales support through such things as providing hardware and software, operational and systems integration, links to Our website from a Financial Intermediary’s websites; shareholder services (including sub-accounting) sponsorship of Financial Intermediary due diligence meetings; and/or expense allowances and reimbursements.
•”Due diligence“ payments for a Financial Intermediary’s examination of a product; payments for educational training, sales or training seminars, conferences and programs, sales and service desk training, and/or client or prospect seminar sponsorships.
•Occasional meals and entertainment, tickets to sporting events and other gifts.
More Information
Modification of the Contracts
Subject to any federal and state regulatory restrictions, We may modify the Contracts at any time by written agreement between the Contract Owner and Us. No modification will affect the amount or term of any Annuities begun prior to the effective date of the modification, unless it is required to conform the Contract to, or give the Contract Owner the benefit of, any federal or state statutes or any rule or regulation of the U.S. Treasury Department or the Internal Revenue Service.
On or after the fifth anniversary of any contract we may change, from time to time, any or all of the terms of the Contracts by giving 90 days advance written notice to the Contract Owner, except that the Annuity tables, guaranteed interest rates and the Contingent Deferred Sales Charges which are applicable at the time a Participant’s Account is established under a contract, will continue to be applicable.
41

We may modify the Contract at any time if such modification: (i) is necessary to make the Contract or the Separate Account comply with any law or regulation issued by a governmental agency to which We are subject; or (ii) is necessary to assure continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or annuity contracts; or (iii) is necessary to reflect a change in the operation of the Separate Account or the Sub-Accounts); or (iv) provides additional Separate Account options; or (v) withdraws Separate Account options. In the event of any such modification We will provide notice to the Contract Owner or to the payee(s) during the Annuity period. Talcott may also make appropriate endorsement in the Contract to reflect such modification.
A contract may be suspended by the Contract Owner by giving us written notice at least 90 days before the effective date of the suspension at our Administrative Office. A contract will be suspended automatically on its anniversary if the Contract Owner fails to assent to any modification of a contract. In this context, such modifications would have become effective on or before that anniversary.
Upon suspension of a 403(b) Contract, we will continue to accept Contributions, subject to the terms of the Contract, as such terms are applicable to Participant’s Accounts under the Contracts prior to such suspension. However, no Contributions will be accepted on behalf of any new Participant Accounts. Annuitants at the time of any suspension will continue to receive their Annuity payouts. The suspension of a 403(b) Contract will not preclude a Contract Owner from applying existing Participant’s Accounts to the purchase of Fixed or Variable Annuity benefits.
Upon suspension of all other Contracts, Talcott Resolution will not accept future contributions.
Reservation of Rights Under the Contract
We may, at Our sole discretion, elect not to exercise a right or reservation specified in this Contract. If we elect not to exercise a right or reservation, We are not waiving it. We may decide to exercise a right or a reservation that We previously did not exercise.
Legal Proceeding
Like other insurance companies, We are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, We do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts.
Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s results of operations or cash flows in particular quarterly or annual periods.

42

Appendix A – Underlying Funds
The following is a list of the Underlying Funds currently available under the Contract. In the event more than one Underlying Funds were offered under the Contract, the Underlying Funds available to you may vary by Employer. In such an event, you should refer to your retirement plan documents for a list of Underlying Funds available to you. More information about the Underlying Fund is available in the prospectuses for the Fund, which may be amended from time to time and can be found online at https://plan.empower-retirement.com/plancloudws/fundprospectus. You can also request this information at no cost by calling (844) 804-8989 or sending an email request to participantservices@empower.com.
The current expenses and performance information below reflect fees and expenses of the Underlying Funds, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. The past performance of a Fund is not necessarily an indication of future performance.

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Small Value	AB Discovery Value Fund - Class A	1.09%	9.61%	8.36%	7.18%
	Adviser: AllianceBernstein L.P.
	Subadviser: N/A
US Fund Large Value	AB Large Cap Value Fund - Class A (Effective 10/1/24, AB Value Fund was renamed AB Large Cap Value Fund)	0.89%	15.58%	10.30%	6.80%
	Adviser: AllianceBernstein L.P.
	Subadviser: N/A
US Fund Small Growth	Alger Small Cap Growth Institutional Fund - Class I	1.41%	7.77%	3.70%	7.55%
	Adviser: Fred Alger Management, LLC
	Subadviser: N/A
US Fund Money Market-Taxable	American Century U.S. Government Money Market Fund - Class A	0.71%	4.62%	2.05%	1.48%
	Adviser: American Century Investment Management Inc
	Subadviser: N/A
US Fund Large Growth	American Funds AMCAP Fund® - Class R3	0.98%	20.73%	10.79%	10.57%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Moderate Allocation	American Funds American Balanced Fund® - Class R3	0.89%	14.57%	7.77%	7.77%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Large Value	American Funds American Mutual Fund® - Class R3	0.91%	14.57%	9.10%	8.98%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
APP A-1

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Global Allocation	American Funds Capital Income Builder® - Class R3	0.91%	9.89%	5.45%	5.18%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Foreign Large Growth	American Funds EuroPacific Growth Fund® - Class R3	1.12%	4.36%	3.27%	4.98%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Large Blend	American Funds Fundamental Investors Fund℠ - Class R3	0.92%	22.63%	12.31%	11.63%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Global Large-Stock Growth	American Funds New Perspective Fund® - Class R3	1.06%	16.39%	10.75%	10.75%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Global Small/Mid Stock	American Funds SMALLCAP World Fund® - Class R3	1.30%	2.06%	4.97%	7.39%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Intermediate Core Bond	American Funds The Bond Fund of America® - Class R3*	0.89%	0.86%	-0.01%	1.22%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Large Growth	American Funds The Growth Fund of America® - Class R3	0.94%	28.02%	14.58%	13.29%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Moderately Aggressive Allocation	American Funds The Income Fund of America® - Class R3	0.91%	10.52%	6.22%	6.34%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Large Blend	American Funds The Investment Company of America® - Class R3	0.91%	24.54%	13.81%	11.43%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
APP A-2

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Global Large-Stock Growth	American Funds The New Economy Fund® - Class R3	1.06%	23.26%	10.55%	10.86%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Large Blend	American Funds Washington Mutual Investors Fund - Class R3	0.91%	18.57%	11.68%	10.96%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Large Growth	Ave Maria Growth Fund	0.92%	14.91%	10.41%	11.86%
	Adviser: Schwartz Investment Counsel Inc
	Subadviser: N/A
US Fund Large Blend	Ave Maria Rising Dividend Fund	0.92%	14.42%	10.36%	9.69%
	Adviser: Schwartz Investment Counsel Inc
	Subadviser: N/A
US Fund Mid-Cap Blend	Ave Maria Value Fund	0.94%	21.52%	11.73%	8.01%
	Adviser: Schwartz Investment Counsel Inc
	Subadviser: N/A
US Fund Target-Date 2035	BlackRock LifePath® Dynamic 2035 Fund - Investor A Shares*	0.84%	11.47%	6.93%	7.24%
	Adviser: BlackRock Fund Advisors
	Subadviser: BlackRock International Limited;BlackRock (Singapore) Ltd;
US Fund Target-Date 2045	BlackRock LifePath® Dynamic 2045 Fund - Investor A Shares*	0.84%	15.25%	8.86%	8.51%
	Adviser: BlackRock Fund Advisors
	Subadviser: BlackRock International Limited;BlackRock (Singapore) Ltd;
APP A-3

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Target-Date 2050	BlackRock LifePath® Dynamic 2050 Fund - Investor A Shares*	0.84%	16.14%	9.12%	8.67%
	Adviser: BlackRock Fund Advisors
	Subadviser: BlackRock International Limited;BlackRock (Singapore) Ltd;
US Fund Target-Date 2055	BlackRock LifePath® Dynamic 2055 Fund - Investor A Shares*	0.84%	16.76%	9.42%	8.78%
	Adviser: BlackRock Fund Advisors
	Subadviser: BlackRock International Limited;BlackRock (Singapore) Ltd;
US Fund Target-Date 2060	BlackRock LifePath® Dynamic 2060 Fund - Investor A Shares *	0.84%	16.82%	9.21%	9.52%
	Adviser: BlackRock Fund Advisors
	Subadviser: BlackRock International Limited;BlackRock (Singapore) Ltd;
US Fund Target-Date 2065+	BlackRock LifePath® Dynamic 2065 Fund - Investor A Shares *	0.84%	16.29%	9.15%	10.00%
	Adviser: BlackRock Fund Advisors
	Subadviser: BlackRock International Limited;BlackRock (Singapore) Ltd;
US Fund Target-Date 2065+	BlackRock LifePath® Dynamic 2070 - Investor A Shares*	0.84%	-5.81%	-5.81%	-5.81%
	Adviser: BlackRock Fund Advisors
	Subadviser: BlackRock International Limited;BlackRock (Singapore) Ltd;
US Insurance Large Blend	BlackRock S&P 500 Index V.I. Fund - Class III Shares	0.39%	24.52%	14.10%	12.61%
	Adviser: BlackRock Advisors, LLC
	Subadviser: N/A
APP A-4

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Intermediate Core Bond	BNY Mellon Bond Market Index Fund - Investor Class*	0.40%	1.02%	-0.71%	0.91%
	Adviser: BNY Mellon Investment Adviser, Inc
	Subadviser: N/A
US Fund Mid-Cap Blend	BNY Mellon Midcap Index Fund, Inc. - Investor Shares (Closed to Contracts issued on or about 6/1/2014)	0.51%	13.42%	9.80%	9.16%
	Adviser: BNY Mellon Investment Adviser, Inc
	Subadviser: N/A
US Fund Large Blend	BNY Mellon S&P 500 Index Fund*	0.50%	24.40%	13.95%	12.54%
	Adviser: BNY Mellon Investment Adviser, Inc
	Subadviser: N/A
US Fund Small Blend	BNY Mellon Smallcap Stock Index Fund - Investor Shares	0.51%	8.26%	7.88%	8.45%
	Adviser: BNY Mellon Investment Adviser, Inc
	Subadviser: N/A
US Fund Global Large-Stock Growth	Calamos Global Equity Fund - Class A*	1.40%	30.16%	14.43%	11.57%
	Adviser: Calamos Advisors LLC
	Subadviser: N/A
US Fund Foreign Large Growth	Calamos International Growth Fund - Class A*	1.20%	12.19%	6.66%	6.58%
	Adviser: Calamos Advisors LLC
	Subadviser: N/A
US Fund Corporate Bond	Calvert Income Fund - Class A	0.95%	4.53%	1.07%	2.66%
	Adviser: Calvert Research and Management
	Subadviser: N/A
US Fund Large Blend	ClearBridge Growth Fund - Class FI	1.16%	12.12%	5.86%	5.79%
	Adviser: Franklin Templeton Fund Adviser, LLC
	Subadviser: ClearBridge Investments, LLC
US Fund Small Growth	ClearBridge Small Cap Growth Fund - Class FI	1.20%	4.10%	5.22%	7.80%
	Adviser: Franklin Templeton Fund Adviser, LLC
	Subadviser: ClearBridge Investments, LLC
APP A-5

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Value	ClearBridge Value Fund - Class FI* (Effective 3/1/24, ClearBridge Value Trust was renamed ClearBridge Value Fund)	1.14%	15.00%	12.76%	9.57%
	Adviser: Franklin Templeton Fund Adviser, LLC
	Subadviser: ClearBridge Investments, LLC
US Fund Large Value	Columbia Large Cap Value Fund - Institutional Class* (Closed to Contracts issued on or about 12/31/2010)(Effective 11/22/24, Advisor Shares of this fund converted to Institutional Shares of this fund)	0.72%	15.78%	9.61%	9.21%
	Adviser: Columbia Mgmt Investment Advisers, LLC
	Subadviser: N/A
US Fund Mid-Cap Value	Columbia Select Mid Cap Value Fund - Class A	1.15%	12.86%	9.62%	8.22%
	Adviser: Columbia Mgmt Investment Advisers, LLC
	Subadviser: N/A
US Fund Mid-Cap Value	Columbia Select Mid Cap Value Fund - Institutional Class (Effective 7/20/2020, the underlying Fund is not available as a new Sub-Account for existing Contracts)(Effective 11/22/24, Advisor Shares of this fund converted to Institutional Shares of this fund)	0.90%	13.16%	9.92%	8.49%
	Adviser: Columbia Mgmt Investment Advisers, LLC
	Subadviser: N/A
US Fund Small Value	Columbia Select Small Cap Value Fund - Institutional Class* (Effective 11/22/24, Advisor Shares of this fund converted to Institutional Shares of this fund)	0.97%	12.74%	9.26%	7.03%
	Adviser: Columbia Mgmt Investment Advisers, LLC
	Subadviser: N/A
APP A-6

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Technology	Columbia Seligman Global Technology Fund - Class A*	1.25%	26.33%	20.48%	19.96%
	Adviser: Columbia Mgmt Investment Advisers, LLC
	Subadviser: N/A
US Fund Large Value	Davis Opportunity Fund - Class A	0.93%	12.78%	10.77%	10.42%
	Adviser: Davis Selected Advisers LP
	Subadviser: Davis Selected Advisers (New York) Inc
US Fund Mid-Cap Blend	Eaton Vance Atlanta Capital SMID-Cap Fund - Class A	1.12%	13.33%	9.66%	11.74%
	Adviser: Boston Management and Research
	Subadviser: Atlanta Capital Management Company,LLC
US Fund Small Value	Federated Hermes Clover Small Value Fund - Class A*	1.14%	9.65%	9.43%	6.93%
	Adviser: Federated Equity Mgmt Co. Of Penn
	Subadviser: N/A
US Fund Large Value	Federated Hermes Equity Income Fund, Inc. - Class A*	1.12%	12.86%	7.82%	6.49%
	Adviser: Federated Equity Mgmt Co. Of Penn
	Subadviser: N/A
US Fund Intermediate Government	Federated Hermes Fund for U.S. Government Securities - Class A*	0.97%	0.48%	-1.34%	0.26%
	Adviser: Federated Investment Management Company
	Subadviser: N/A
US Fund Global Allocation	Federated Hermes Global Allocation Fund - Class A*	1.15%	9.09%	4.63%	4.55%
	Adviser: Federated Global Investment Management Corp
	Subadviser: Federated Investment Management Company
US Fund Foreign Large Blend	Federated Hermes International Leaders Fund - Class A*	1.09%	-1.27%	4.91%	4.47%
	Adviser: Federated Global Investment Management Corp
	Subadviser: N/A
APP A-7

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Mid-Cap Growth	Federated Hermes Kaufmann Fund - Class R*	1.96%	16.41%	4.17%	8.96%
	Adviser: Federated Global Investment Management Corp
	Subadviser: N/A
US Fund Mid-Cap Growth	Federated Hermes MDT Mid Cap Growth Fund - Class A*	1.15%	33.04%	16.16%	13.03%
	Adviser: Federated MDTA LLC
	Subadviser: N/A
US Fund High Yield Bond	Federated Hermes Sustainable High Yield Bond Fund - Class A*	0.90%	6.16%	3.15%	4.31%
	Adviser: Federated Investment Management Company
	Subadviser: Hermes Investment Management Ltd
US Fund Intermediate Core-Plus Bond	Federated Hermes Total Return Bond Fund - Class A*	0.94%	1.44%	0.05%	1.51%
	Adviser: Federated Investment Management Company
	Subadviser: N/A
US Fund Large Blend	Fidelity Advisor® Leveraged Company Stock Fund - Class M	1.24%	26.08%	13.85%	9.91%
	Adviser: Fidelity Management & Research Company LLC
	Subadviser: FMR Investment Management (U.K.) Limited;Fidelity Management & Research (Japan) Limited;Fidelity Management & Research (HK) Ltd;
US Fund Large Blend	Fidelity Advisor® Stock Selector All Cap Fund - Class M	0.98%	19.20%	12.88%	11.44%
	Adviser: Fidelity Management & Research Company LLC
	Subadviser: FMR Investment Management (U.K.) Limited;Fidelity Management & Research (Japan) Limited;Fidelity Management & Research (HK) Ltd;
APP A-8

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Moderately Conservative Allocation	Franklin Conservative Allocation Fund - Class A	0.84%	8.06%	3.83%	4.06%
	Adviser: Franklin Advisers, Inc.
	Subadviser: N/A
US Fund Intermediate Core-Plus Bond	Franklin Core Plus Bond Fund - Class A* (Effective 12/11/24, Franklin Strategic Income Fund was renamed Franklin Core Plus Bond Fund)	0.85%	3.28%	1.10%	1.93%
	Adviser: Franklin Advisers, Inc.
	Subadviser: N/A
US Fund Moderately Aggressive Allocation	Franklin Growth Allocation Fund - Class A	0.85%	15.14%	8.39%	7.76%
	Adviser: Franklin Advisers, Inc.
	Subadviser: N/A
US Fund High Yield Bond	Franklin High Income Fund - Class A1*	0.74%	7.80%	4.52%	4.61%
	Adviser: Franklin Advisers, Inc.
	Subadviser: N/A
US Fund Moderate Allocation	Franklin Income Fund - Class A1*	0.61%	7.12%	6.04%	5.50%
	Adviser: Franklin Advisers, Inc.
	Subadviser: N/A
US Fund Moderate Allocation	Franklin Moderate Allocation Fund - Class A	0.84%	11.80%	6.25%	6.00%
	Adviser: Franklin Advisers, Inc.
	Subadviser: N/A
US Fund Global Large-Stock Value	Franklin Mutual Beacon Fund - Class A	1.02%	7.52%	5.68%	6.64%
	Adviser: Franklin Mutual Advisers, LLC
	Subadviser: N/A
US Fund Global Large-Stock Value	Franklin Mutual Global Discovery Fund - Class A	1.21%	4.57%	6.36%	6.00%
	Adviser: Franklin Mutual Advisers, LLC
	Subadviser: N/A
US Fund Intermediate Government	Franklin U.S. Government Securities Fund - Class A1*	0.74%	0.42%	-0.97%	0.30%
	Adviser: Franklin Advisers, Inc.
	Subadviser: N/A
APP A-9

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Moderate Allocation	George Putnam Balanced Fund - Class A	0.93%	16.69%	9.12%	8.60%
	Adviser: Putnam Investment Management, LLC
	Subadviser: Franklin Advisers, Inc.;Franklin Templeton Investment Management;
US Fund Intermediate Core Bond	Goldman Sachs Core Fixed Income Fund - Class A*	0.72%	1.14%	-0.33%	1.24%
	Adviser: Goldman Sachs Asset Management, L.P.
	Subadviser: N/A
US Fund Large Value	Goldman Sachs Equity Income Fund - Class A*	1.00%	15.85%	8.58%	7.93%
	Adviser: Goldman Sachs Asset Management, L.P.
	Subadviser: N/A
US Fund Intermediate Government	Goldman Sachs Government Income Fund - Class A*	0.82%	0.45%	-1.09%	0.35%
	Adviser: Goldman Sachs Asset Management, L.P.
	Subadviser: N/A
US Fund High Yield Bond	Goldman Sachs High Yield Fund - Class A*	0.99%	6.54%	2.63%	3.66%
	Adviser: Goldman Sachs Asset Management, L.P.
	Subadviser: N/A
US Fund Moderately Conservative Allocation	Goldman Sachs Income Builder Fund - Class A*	0.82%	8.79%	5.63%	5.44%
	Adviser: Goldman Sachs Asset Management, L.P.
	Subadviser: N/A
US Fund Foreign Large Blend	Goldman Sachs International Equity ESG Fund - Class A*	1.17%	0.34%	6.39%	6.26%
	Adviser: Goldman Sachs Asset Management, L.P.
	Subadviser: N/A
US Fund Large Blend	Goldman Sachs Large Cap Core Fund - Class A* (Closed to Contracts issued on or about 6/13/2008)	1.00%	21.77%	13.56%	12.77%
	Adviser: Goldman Sachs Asset Management, L.P.
	Subadviser: N/A
US Fund Large Value	Goldman Sachs Large Cap Value Fund - Class A*	1.00%	16.83%	9.61%	7.70%
	Adviser: Goldman Sachs Asset Management, L.P.
	Subadviser: N/A
APP A-10

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Mid-Cap Growth	Goldman Sachs Mid Cap Growth Fund - Class A*	1.16%	20.15%	10.95%	9.98%
	Adviser: Goldman Sachs Asset Management, L.P.
	Subadviser: N/A
US Fund Mid-Cap Blend	Goldman Sachs Mid Cap Value Fund - Class A*	1.19%	11.82%	9.50%	7.63%
	Adviser: Goldman Sachs Asset Management, L.P.
	Subadviser: N/A
US Fund Small Value	Goldman Sachs Small Cap Value Fund - Class A*	1.25%	7.43%	5.41%	5.99%
	Adviser: Goldman Sachs Asset Management, L.P.
	Subadviser: N/A
US Fund Large Growth	Goldman Sachs Strategic Growth Fund - Class A*	1.03%	31.84%	16.62%	14.58%
	Adviser: Goldman Sachs Asset Management, L.P.
	Subadviser: N/A
US Fund Large Blend	Goldman Sachs U.S. Equity Insights Fund - Class A*	0.93%	28.38%	14.08%	11.79%
	Adviser: Goldman Sachs Asset Management, L.P.
	Subadviser: N/A
US Fund Moderate Allocation	Hartford Balanced HLS Fund - Class IB (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.91%	10.94%	7.83%	7.48%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Large Blend	Hartford Capital Appreciation Fund - Class R5 (Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.80%	20.92%	10.66%	10.33%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company
APP A-11

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Moderately Conservative Allocation	Hartford Conservative Allocation Fund - Class R5 (Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.75%	8.47%	3.55%	3.91%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: N/A
US Fund Large Blend	Hartford Disciplined Equity HLS Fund - Class IB (Closed to Contracts issued on or about 6/13/2008)	0.84%	25.10%	12.51%	12.42%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Large Value	Hartford Dividend and Growth HLS Fund - Class IB (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.90%	12.42%	10.48%	10.28%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Moderately Aggressive Allocation	Hartford Growth Allocation Fund - Class R5 (Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.78%	15.56%	7.63%	7.12%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: N/A
US Fund High Yield Bond	Hartford High Yield Fund - Class R4* (Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.97%	6.19%	3.45%	4.28%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company
APP A-12

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Foreign Large Blend	Hartford International Opportunities HLS Fund - Class IB (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	1.01%	8.08%	4.91%	5.24%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Moderate Allocation	Hartford Moderate Allocation Fund - Class R5 (Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.77%	12.20%	5.72%	5.68%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: N/A
US Fund Small Growth	Hartford Small Company HLS Fund - Class IB (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	1.05%	11.61%	7.07%	8.00%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Large Blend	Hartford Stock HLS Fund - Class IB (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.76%	8.47%	8.98%	10.16%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Intermediate Core-Plus Bond	Hartford Total Return Bond Fund - Class R5 (Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.44%	2.24%	0.30%	1.90%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company
APP A-13

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Intermediate Core-Plus Bond	Hartford Total Return Bond HLS Fund - Class IB (Closed to Contracts issued on or about 6/1/2010)	0.75%	2.07%	0.02%	1.72%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Large Growth	Invesco American Franchise Fund - Class A	0.96%	34.73%	15.76%	14.02%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Large Value	Invesco Comstock Fund - Class A	0.81%	15.03%	11.48%	9.47%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Mid-Cap Growth	Invesco Discovery Mid Cap Growth Fund - Class A	1.05%	24.12%	9.98%	11.21%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Large Value	Invesco Dividend Income Fund - Class A	0.93%	11.37%	7.49%	7.46%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Moderate Allocation	Invesco Equity and Income Fund - Class A*	0.77%	11.81%	8.05%	7.11%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Global Large-Stock Blend	Invesco Global Core Equity Fund - Class A*	1.26%	16.47%	7.53%	6.93%
	Adviser: Invesco Advisers, Inc.
	Subadviser: Invesco Asset Management Ltd
US Fund Global Bond	Invesco Global Strategic Income Fund - Class A	1.05%	3.28%	-0.18%	1.43%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Large Value	Invesco Growth and Income Fund - Class A	0.78%	16.22%	10.13%	8.81%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
APP A-14

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Global Bond	Invesco International Bond Fund - Class A*	1.04%	1.93%	-1.38%	0.85%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Foreign Large Growth	Invesco International Diversified Fund - Class A	1.29%	-2.53%	1.02%	4.15%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Large Blend	Invesco Main Street Fund® - Class A	0.80%	23.64%	12.13%	11.19%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Mid-Cap Blend	Invesco Main Street Mid Cap Fund® - Class A	1.06%	17.07%	9.04%	7.99%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Intermediate Government	Invesco Quality Income Fund - Class A	0.86%	0.98%	-0.73%	0.79%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Real Estate	Invesco Real Estate Fund - Class A	1.25%	1.74%	0.92%	3.94%
	Adviser: Invesco Advisers, Inc.
	Subadviser: Invesco Asset Management Ltd
US Fund Large Blend	Invesco Rising Dividends Fund - Class A	0.98%	19.45%	11.99%	9.97%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Small Growth	Invesco Small Cap Growth Fund - Class A	1.17%	16.19%	7.27%	8.17%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Mid-Cap Growth	Janus Henderson Enterprise Fund - Class S	1.16%	14.81%	9.60%	11.79%
	Adviser: Janus Henderson Investors US LLC
	Subadviser: N/A
APP A-15

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Growth	JPMorgan Large Cap Growth Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.94%	33.52%	19.67%	17.30%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Large Blend	LKCM Aquinas Catholic Equity Fund*	1.01%	13.37%	10.51%	9.80%
	Adviser: Luther King Capital Management Corporation
	Subadviser: N/A
US Fund Large Value	Lord Abbett Affiliated Fund, Inc. - Class P	0.89%	17.04%	7.67%	8.12%
	Adviser: Lord, Abbett & Co LLC
	Subadviser: N/A
US Fund Multisector Bond	Lord Abbett Bond-Debenture Fund, Inc. - Class P	1.09%	6.49%	1.78%	3.64%
	Adviser: Lord, Abbett & Co LLC
	Subadviser: N/A
US Fund Small Growth	Lord Abbett Developing Growth Fund - Class P	1.14%	21.71%	7.04%	8.39%
	Adviser: Lord, Abbett & Co LLC
	Subadviser: N/A
US Fund Large Blend	Lord Abbett Dividend Growth Fund - Class P	1.10%	22.12%	12.09%	10.95%
	Adviser: Lord, Abbett & Co LLC
	Subadviser: N/A
US Fund Large Value	Lord Abbett Fundamental Equity Fund - Class P	1.15%	20.35%	10.12%	8.59%
	Adviser: Lord, Abbett & Co LLC
	Subadviser: N/A
US Fund Mid-Cap Growth	Lord Abbett Growth Opportunities Fund - Class P*	1.16%	30.47%	7.61%	9.18%
	Adviser: Lord, Abbett & Co LLC
	Subadviser: N/A
US Fund Intermediate Core-Plus Bond	Lord Abbett Total Return Fund - Class P	0.90%	2.32%	-0.16%	1.22%
	Adviser: Lord, Abbett & Co LLC
	Subadviser: N/A
APP A-16

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Mid-Cap Blend	Lord Abbett Value Opportunities Fund - Class P	1.39%	13.33%	8.46%	7.20%
	Adviser: Lord, Abbett & Co LLC
	Subadviser: N/A
US Fund Intermediate Core-Plus Bond	Macquarie Diversified Income Fund - Class A* (Effective 12/31/24, Delaware Diversified Income Fund was renamed Macquarie Diversified Income Fund)	0.67%	1.89%	0.37%	1.74%
	Adviser: Delaware Management Company
	Subadviser: Macquarie Investment Management Global Limited;Macquarie Investment Management Austria Kapitalanlage AG;Macquarie Investment Management Europe Limited;
US Fund Long-Term Bond	Macquarie Extended Duration Bond Fund - Class A* (Closed to Contracts issued on or about 6/1/2014)(Effective 12/31/24, Delaware Extended Duration Bond Fund was renamed Macquarie Extended Duration Bond Fund)	0.81%	-1.55%	-2.18%	1.46%
	Adviser: Delaware Management Company
	Subadviser: Macquarie Investment Management Global Limited;Macquarie Investment Management Austria Kapitalanlage AG;Macquarie Investment Management Europe Limited;
US Fund Technology	Macquarie Science & Technology Fund - Class Y (Effective 12/31/24, Delaware Science & Technology Fund was renamed Macquarie Science & Technology Fund)	1.16%	31.35%	14.42%	13.85%
	Adviser: Delaware Management Company
	Subadviser: Macquarie Investment Management Global Limited
APP A-17

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Target-Date 2000-2010	MassMutual Select T. Rowe Price Retirement 2005 Fund - Class M3*	0.99%	7.68%	4.12%	4.51%
	Adviser: MML Investment Advisers, LLC
	Subadviser: T. Rowe Price Associates, Inc.
US Fund Target-Date 2000-2010	MassMutual Select T. Rowe Price Retirement 2010 Fund - Class M3*	0.99%	7.98%	4.45%	4.82%
	Adviser: MML Investment Advisers, LLC
	Subadviser: T. Rowe Price Associates, Inc.
US Fund Target-Date 2015	MassMutual Select T. Rowe Price Retirement 2015 Fund - Class M3*	1.00%	8.23%	4.81%	5.11%
	Adviser: MML Investment Advisers, LLC
	Subadviser: T. Rowe Price Associates, Inc.
US Fund Target-Date 2020	MassMutual Select T. Rowe Price Retirement 2020 Fund - Class M3*	1.03%	8.62%	5.15%	5.45%
	Adviser: MML Investment Advisers, LLC
	Subadviser: T. Rowe Price Associates, Inc.
US Fund Target-Date 2025	MassMutual Select T. Rowe Price Retirement 2025 Fund - Class M3*	1.04%	9.17%	5.72%	5.92%
	Adviser: MML Investment Advisers, LLC
	Subadviser: T. Rowe Price Associates, Inc.
US Fund Target-Date 2030	MassMutual Select T. Rowe Price Retirement 2030 Fund - Class M3*	1.07%	10.21%	6.44%	6.50%
	Adviser: MML Investment Advisers, LLC
	Subadviser: T. Rowe Price Associates, Inc.
US Fund Target-Date 2035	MassMutual Select T. Rowe Price Retirement 2035 Fund - Class M3*	1.09%	11.28%	7.22%	7.08%
	Adviser: MML Investment Advisers, LLC
	Subadviser: T. Rowe Price Associates, Inc.
APP A-18

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Target-Date 2040	MassMutual Select T. Rowe Price Retirement 2040 Fund - Class M3*	1.10%	12.55%	7.94%	7.63%
	Adviser: MML Investment Advisers, LLC
	Subadviser: T. Rowe Price Associates, Inc.
US Fund Target-Date 2045	MassMutual Select T. Rowe Price Retirement 2045 Fund - Class M3*	1.12%	13.30%	8.42%	8.01%
	Adviser: MML Investment Advisers, LLC
	Subadviser: T. Rowe Price Associates, Inc.
US Fund Target-Date 2050	MassMutual Select T. Rowe Price Retirement 2050 Fund - Class M3*	1.13%	13.53%	8.52%	8.08%
	Adviser: MML Investment Advisers, LLC
	Subadviser: T. Rowe Price Associates, Inc.
US Fund Target-Date 2055	MassMutual Select T. Rowe Price Retirement 2055 Fund - Class M3*	1.14%	13.65%	8.53%	8.08%
	Adviser: MML Investment Advisers, LLC
	Subadviser: T. Rowe Price Associates, Inc.
US Fund Target-Date 2060	MassMutual Select T. Rowe Price Retirement 2060 Fund - Class M3*	1.14%	13.63%	8.53%	8.08%
	Adviser: MML Investment Advisers, LLC
	Subadviser: T. Rowe Price Associates, Inc.
US Fund Target-Date 2065+	MassMutual Select T. Rowe Price Retirement 2065 Fund - Class M3*	1.14%	13.54%	15.67%	15.67%
	Adviser: MML Investment Advisers, LLC
	Subadviser: T. Rowe Price Associates, Inc.
US Fund Moderately Conservative Allocation	MassMutual Select T. Rowe Price Retirement Balanced Fund - Class M3*	0.99%	7.33%	4.19%	4.56%
	Adviser: MML Investment Advisers, LLC
	Subadviser: T. Rowe Price Associates, Inc.
APP A-19

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Intermediate Government	MFS® Government Securities Fund - Class R3*	0.76%	0.33%	-1.00%	0.39%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
US Fund Foreign Large Blend	MFS® Research International Fund - Class R3*	0.98%	2.83%	3.87%	5.08%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
US Fund Large Value	MFS® Value Fund - Class R3*	0.79%	11.64%	7.95%	8.54%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
US Fund Global Large-Stock Growth	MSIF Global Opportunity Portfolio - Class A	1.25%	27.09%	11.36%	14.44%
	Adviser: Morgan Stanley Investment Management, Inc.
	Subadviser: N/A
US Fund Large Blend	Neuberger Berman Sustainable Equity Fund - Class A	1.07%	27.95%	14.06%	11.41%
	Adviser: Neuberger Berman Investment Advisers LLC
	Subadviser: N/A
US Fund Intermediate Core Bond	Nuveen Bond Index Fund - Retirement Class (formerly TIAA-CREF Bond Index Fund)	0.32%	1.07%	-0.63%	0.98%
	Adviser: Teachers Advisors LLC
	Subadviser: N/A
US Fund Large Blend	Nuveen Dividend Growth Fund - Class A	0.92%	17.25%	11.02%	10.62%
	Adviser: Nuveen Fund Advisors, LLC.
	Subadviser: Nuveen Asset Management, LLC
US Fund Large Blend	Nuveen Equity Index Fund - Retirement Class (formerly TIAA-CREF Equity Index Fund)	0.30%	23.42%	13.55%	12.23%
	Adviser: Teachers Advisors LLC
	Subadviser: N/A
APP A-20

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Growth	Nuveen Large-Cap Growth Index Fund - Retirement Class (formerly TIAA-CREF Large-Cap Growth Index Fund)	0.30%	32.95%	18.61%	16.41%
	Adviser: Teachers Advisors LLC
	Subadviser: N/A
US Fund Large Value	Nuveen Large-Cap Value Index Fund - Retirement Class (formerly TIAA-CREF Large-Cap Value Index Fund)	0.30%	14.02%	8.40%	8.18%
	Adviser: Teachers Advisors LLC
	Subadviser: N/A
US Fund Natural Resources	PGIM Jennison Natural Resources Fund, Inc. - Class A	1.26%	0.80%	11.67%	3.80%
	Adviser: PGIM Investments LLC
	Subadviser: Jennison Associates LLC
US Fund Intermediate Core-Plus Bond	PIMCO Total Return ESG Fund - Admin Class	1.07%	2.05%	-0.56%	1.15%
	Adviser: Pacific Investment Management Company, LLC
	Subadviser: N/A
US Fund Large Growth	Pioneer Fundamental Growth Fund - Class A	1.01%	17.41%	14.14%	13.29%
	Adviser: Victory Capital Management Inc.
	Subadviser: N/A
US Fund Large Blend	Putnam Core Equity Fund - Class A	0.98%	26.15%	15.65%	13.05%
	Adviser: Putnam Investment Management, LLC
	Subadviser: Franklin Advisers, Inc.
US Fund High Yield Bond	Putnam High Yield Fund - Class A	1.03%	7.85%	3.32%	4.17%
	Adviser: Franklin Advisers, Inc.
	Subadviser: Putnam Investment Management, LLC;Franklin Templeton Investment Management;
APP A-21

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Foreign Small/Mid Blend	Putnam International Capital Opportunities Fund - Class A	1.59%	3.04%	4.14%	5.57%
	Adviser: Putnam Investment Management, LLC
	Subadviser: Putnam Advisory Company, LLC;Franklin Advisers, Inc.;Franklin Templeton Investment Management;
US Fund Foreign Large Blend	Putnam International Equity Fund - Class A	1.20%	3.50%	4.91%	4.71%
	Adviser: Putnam Investment Management, LLC
	Subadviser: Franklin Advisers, Inc.;Franklin Templeton Investment Management;
US Fund Large Growth	Putnam Large Cap Growth Fund - Class A	0.92%	33.23%	17.81%	16.12%
	Adviser: Putnam Investment Management, LLC
	Subadviser: Franklin Templeton Investment Management
US Fund Large Value	Putnam Large Cap Value Fund - Class A	0.88%	19.01%	12.31%	10.75%
	Adviser: Putnam Investment Management, LLC
	Subadviser: Franklin Advisers, Inc.;Franklin Templeton Investment Management;
US Fund Large Blend	Putnam Research Fund - Class A	1.01%	26.22%	14.91%	12.97%
	Adviser: Putnam Investment Management, LLC
	Subadviser: Franklin Advisers, Inc.;Putnam Advisory Company LLC;Franklin Templeton Investment Management;
US Fund Large Growth	Putnam Sustainable Leaders Fund - Class A	0.87%	23.01%	13.69%	13.47%
	Adviser: Putnam Investment Management, LLC
	Subadviser: Franklin Advisers, Inc.;Franklin Templeton Investment Management;
APP A-22

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Value	T. Rowe Price Equity Income Fund - Class R	1.25%	11.27%	7.99%	7.81%
	Adviser: T. Rowe Price Associates, Inc.
	Subadviser: N/A
US Fund Large Growth	T. Rowe Price Growth Stock Fund - Class R	1.16%	28.93%	12.53%	13.09%
	Adviser: T. Rowe Price Associates, Inc.
	Subadviser: N/A
US Fund Target-Date 2000-2010	T. Rowe Price Retirement 2010 Fund - R Class	0.99%	7.99%	4.49%	4.90%
	Adviser: T. Rowe Price Associates, Inc.
	Subadviser: N/A
US Fund Target-Date 2015	T. Rowe Price Retirement 2015 Fund - R Class (Closed to Contracts issued on or about 5/2/2016)	1.00%	8.32%	4.88%	5.35%
	Adviser: T. Rowe Price Associates, Inc.
	Subadviser: N/A
US Fund Target-Date 2020	T. Rowe Price Retirement 2020 Fund - R Class	1.02%	8.61%	5.22%	5.86%
	Adviser: T. Rowe Price Associates, Inc.
	Subadviser: N/A
US Fund Target-Date 2025	T. Rowe Price Retirement 2025 Fund - R Class (Closed to Contracts issued on or about 5/2/2016)	1.04%	9.19%	5.81%	6.44%
	Adviser: T. Rowe Price Associates, Inc.
	Subadviser: N/A
US Fund Target-Date 2030	T. Rowe Price Retirement 2030 Fund - R Class	1.06%	10.19%	6.53%	7.05%
	Adviser: T. Rowe Price Associates, Inc.
	Subadviser: N/A
US Fund Target-Date 2035	T. Rowe Price Retirement 2035 Fund - R Class (Closed to Contracts issued on or about 5/2/2016)	1.09%	11.34%	7.31%	7.62%
	Adviser: T. Rowe Price Associates, Inc.
	Subadviser: N/A
APP A-23

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Target-Date 2040	T. Rowe Price Retirement 2040 Fund - R Class	1.10%	12.58%	8.02%	8.11%
	Adviser: T. Rowe Price Associates, Inc.
	Subadviser: N/A
US Fund Target-Date 2045	T. Rowe Price Retirement 2045 Fund - R Class (Closed to Contracts issued on or about 5/2/2016)	1.11%	13.35%	8.53%	8.43%
	Adviser: T. Rowe Price Associates, Inc.
	Subadviser: N/A
US Fund Target-Date 2050	T. Rowe Price Retirement 2050 Fund - R Class	1.13%	13.63%	8.65%	8.50%
	Adviser: T. Rowe Price Associates, Inc.
	Subadviser: N/A
US Fund Target-Date 2055	T. Rowe Price Retirement 2055 Fund - R Class (Closed to Contracts issued on or about 5/2/2016)	1.14%	13.73%	8.62%	8.47%
	Adviser: T. Rowe Price Associates, Inc.
	Subadviser: N/A
US Fund Target-Date 2060	T. Rowe Price Retirement 2060 Fund - R Class (Closed to Contracts issued on or about 5/2/2016)	1.14%	13.63%	8.60%	8.47%
	Adviser: T. Rowe Price Associates, Inc.
	Subadviser: N/A
US Fund Target-Date 2065+	T. Rowe Price Retirement 2065 Fund - R Class	1.14%	13.70%	10.52%	10.52%
	Adviser: T. Rowe Price Associates, Inc.
	Subadviser: N/A
US Fund Moderately Conservative Allocation	T. Rowe Price Retirement Balanced Fund - R Class	0.99%	7.31%	4.25%	4.56%
	Adviser: T. Rowe Price Associates, Inc.
	Subadviser: N/A
US Fund Foreign Large Value	Templeton Foreign Fund - Class A*	1.10%	-2.48%	3.35%	3.19%
	Adviser: Templeton Global Advisors Limited
	Subadviser: N/A
APP A-24

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Global Bond	Templeton Global Bond Fund - Class A*	0.97%	-11.95%	-5.14%	-2.03%
	Adviser: Franklin Advisers, Inc.
	Subadviser: N/A
US Fund Global Large-Stock Blend	Templeton Growth Fund, Inc. - Class A	1.03%	5.42%	4.59%	3.97%
	Adviser: Templeton Global Advisors Limited
	Subadviser: Templeton Asset Management Ltd.
US Fund Mid-Cap Blend	Timothy Plan Large/Mid-Cap Value Fund - Class A*	1.29%	11.60%	9.85%	8.72%
	Adviser: Timothy Partners Ltd
	Subadviser: Westwood Management Corp
US Fund Global Large-Stock Value	Victory Pioneer Global Equity Fund - Class A (effective 4/2/25, Pioneer Global Sustainable Equity Fund was renamed Victory Pioneer Global Equity Fund as a result of a reorganization)	1.15%	11.46%	11.32%	8.74%
	Adviser: Amundi Asset Management US, Inc.
	Subadviser: N/A
US Fund Mid-Cap Value	Victory Pioneer Mid Cap Value Fund - Class A (effective 4/2/25, Pioneer Mid Cap Value Fund was renamed Victory Pioneer Mid Cap Value Fund as a result of a reorganization)	1.17%	10.47%	9.00%	6.87%
	Adviser: Amundi Asset Management US, Inc.
	Subadviser: N/A
US Fund Mid-Cap Growth	Victory Pioneer Select Mid Cap Growth Fund - Class A (Closed to Contracts issued on or about 9/1/2009)(effective 4/2/25, Pioneer Select Mid Cap Growth Fund was renamed Victory Pioneer Select Mid Cap Growth Fund as a result of a reorganization)	0.99%	23.84%	8.66%	9.88%
	Adviser: Amundi Asset Management US, Inc.
	Subadviser: N/A
APP A-25

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Multisector Bond	Victory Pioneer Strategic Income Fund - Class A (effective 4/2/25, Pioneer Strategic Income Fund was renamed Victory Pioneer Strategic Income Fund as a result of a reorganization)	1.11%	4.31%	1.45%	2.63%
	Adviser: Amundi Asset Management US, Inc.
	Subadviser: N/A
US Fund Small Value	Victory Sycamore Small Company Opportunity Fund - Class A	1.26%	5.23%	7.28%	8.96%
	Adviser: Victory Capital Management Inc.
	Subadviser: N/A
US Fund Large Value	Virtus NFJ Dividend Value Fund - Class A	1.02%	4.94%	6.22%	6.38%
	Adviser: Virtus Investment Advisers, LLC
	Subadviser: NFJ Investment Group LLC - Dallas
US Fund Small Value	Virtus NFJ Small-Cap Value Fund - Class A*	1.17%	5.65%	5.23%	4.81%
	Adviser: Virtus Investment Advisers, LLC
	Subadviser: NFJ Investment Group LLC - Dallas
* Denotes Underlying Funds and their investment advisers that have entered into temporary expense reimbursements and /or fee waivers. See the prospectus for the Underlying Fund for further information.
HV-5776
APP A-26

The Statement of Additional Information (“SAI”), which is incorporated by reference into this Prospectus, includes additional information about the Separate Account and the Contract. The SAI is available without charge, upon request. To request copies of the SAI and make other inquiries about your Contracts, call us at 1-844-804-8989. Copies of the SAI and other information are also available on the following website https://plan.empower.com/plancloudws/fundprospectus and by e-mail request to participantservices@empower.com. Reports and other information about the Separate Account and the Contract are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
C000055030

Talcott Resolution Life Insurance Company Group Variable Annuity Contracts Separate Account Eleven PremierSolutions Standard (Series A) Sub-Administered by Empower Annuity Insurance Company of America
Overview
This Prospectus describes information you should know before you purchase or become a Participant under a group variable annuity contract (the “Contract” or “Contracts”). Please read it carefully before you purchase or become a Participant under the Contract. We no longer sell the Contract. However, we continue to administer existing Contracts. The Contract provides for accumulation of Participant Account value and Annuity payments on a fixed and/or variable basis.
Talcott Resolution Life Insurance Company issues the Contracts for use in certain retirement programs adopted according to the Internal Revenue Code.
You or your Employer allocate your plan Contribution to “Sub-Accounts.” Sub-Accounts are subdivisions of the Separate Accounts that we established to keep your Contributions separate from our company assets. The Sub-Accounts purchase shares of underlying mutual funds (“Underlying Funds”) that have investment strategies ranging from conservative to aggressive. You choose the Sub-Accounts that meet your investment goals and risk tolerance. For additional information on the underlying Funds see Appendix A: “Underlying Funds.”
For Contracts issued in connection with Employer-sponsored retirement programs, the Contract Owner decides which Sub-Accounts described in this Prospectus are available to Participants. As a result, if you are a Participant in an Employer-sponsored retirement program, you may not be able to allocate Contributions to all of the Sub-Accounts described in this Prospectus. For additional information describing which Sub-Accounts are available to you, please refer to the materials describing your Employer’s program.
Depending on which Sub-Accounts you select, the underlying Funds may be retail mutual funds that are available to the public, or mutual funds that are only available to insurance company separate accounts. Because your Contributions purchase Sub-Accounts, you do not invest directly in any of the Underlying Funds.
The Contracts may contain a General Account option. The General Account option has certain restrictions. The General Account option and these restrictions are not described in this Prospectus. The General Account option is not required to be registered with the Securities and Exchange Commission (“SEC”).
If you decide to become a Contract Owner or a Participant, you should keep this Prospectus for your records. You can also call Empower at 1-844-804-8989 to get a Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about the Contract, and like this Prospectus, is filed with the SEC.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The SEC doesn’t approve or disapprove these securities or determine if the information in this Prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense.
This Prospectus and the Statement of Additional Information can also be obtained from the SEC’s website (http://www.sec.gov).
This group variable annuity contract IS NOT:
♦A bank or credit union deposit or obligation
♦FDIC or NCUA insured
♦Insured by any federal government agency
♦Guaranteed by any bank or credit union
♦May go down in value
Prospectus Dated: May 1, 2025

Section	Page
2

Appendix A - Underlying Funds	APP A-1
3

Glossary Of Special Terms
The defined terms set out in this prospectus also appear in and apply to the related Statement of Additional Information (“SAI”).
Accumulation Period: The period before the start of Annuity payouts.
Accumulation Units: If you allocate your Contributions to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of Participant Accounts invested in the Sub-Accounts prior to Annuitization.
Annual Maintenance Fee: An annual charge for establishing and maintaining a Participant’s Account under a Contract.
Annuitant: The person on whose life Annuity payouts are based.
Annuitant’s Account: An account established at the beginning of the Annuity Period for making Annuity payouts under the Contracts.
Annuity: A series of payments for life or another designated period.
Annuity Commencement Date: The date we start to make Annuity payouts to you.
Annuity Period: The period during which we make Annuity payouts to you.
Annuity Unit: A unit of measure we use to calculate the value of Annuity payments under a Variable Annuity payout option.
Beneficiary: The person or persons designated to receive Contract values in the event of the Participant’s or Annuitant’s death.
Code: The Internal Revenue Code of 1986, as amended.
Contract Owner: The Employer or entity owning the Contract.
Contract Year: A period of 12 months beginning with the effective date of the Contract or with any anniversary of the effective date.
Contribution(s): The amount(s) paid or transferred or rolled over to Us by the Contract Owner on behalf of Participants pursuant to the terms of the Contracts.
Date of Coverage: The date on which we receive the application on behalf of a Participant.
Due Proof of Death: A certified copy of the death certificate, an order of a court of competent jurisdiction, a statement from a physician who attended the deceased or any other proof acceptable to us.
Employer: An employer maintaining a Tax-Sheltered Annuity plan, a Deferred Compensation Plan, or an Individual Retirement Annuity plan for its employees.
Empower: Empower Annuity Insurance Company of America, which serves as sub-administrator of the Contracts and the Separate Account. You may contact Empower at 1-844-804-8989, Participantservices@empower.com, or at 8515 E. Orchard Road, Greenwood Village, CO 80111.
Empower Administrative Office: Overnight and Standard mailing address: Empower, 8515 E. Orchard Road, Greenwood Village, CO 80111.
Fixed Annuity: An Annuity providing for guaranteed payments which remain fixed in amount throughout the payment period and which do not vary with the investment experience of a separate account.
General Account: Our General Account that consists of all of our company assets, including any money you have invested in the General Account. The assets in the General Account are available to the creditors of Talcott Resolution.
Minimum Death Benefit: The minimum amount payable upon the death of a Participant prior to age 65 and before Annuity payments have started.
Participant (also, “you”): Any employee or former employee of an Employer or other individual with a Participant Account under a Contract.
Participant Account: An account under a Contract to which the General Account values and the Separate Account Accumulation Units are allocated on behalf of a Participant under a Contract.
Participant’s Contract Year: A period of twelve (12) months beginning with the Date of Coverage of a Participant and each successive 12-month period.
4

Premium Tax: A tax or amount of tax, if any, charged by a state, federal, or other governmental entity on Contributions or Contract values.
Separate Account: Separate Account Eleven of Talcott Resolution Life Insurance Company.
Related Contract: Another contract or funding vehicle under your plan that may be considered when determining charges or benefits under the Contract described in this Prospectus. Your Employer and Talcott Resolution agree as to whether another contract or funding vehicle is eligible as a Related Contract.
Sub-Account Value: The value on or before the Annuity Commencement Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit value for that Sub-Account.
Surrender: Any withdrawal of Contract values.
Talcott Resolution, We, Us or Our: Talcott Resolution Life Insurance Company
Tax-Sheltered Annuity (also “Tax Deferred Annuity”): An Annuity Contract purchased by an Employer on behalf of its employees that qualifies for special tax treatment under section 403(b) of the Code.
Valuation Day: Every day the New York Stock Exchange is open for trading. The value of a Separate Account is determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on such days.
Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.
Variable Annuity: An Annuity providing for payments varying in amount in accordance with the investment experience of the assets held in the underlying Funds of the Separate Account.
5

Important Information You Should Consider About the Contract

FEES AND EXPENSES				LOCATION IN PROSPECTUS
Charges for Early Withdrawals
You do not pay a sales charge at the time you make a Contribution to your Participant Account. But you may pay a Contingent Deferred Sales Charge (“CDSC”) if you fully or partially surrender your Participant Account Value during the first five Contract Years. No CDSC applies in the sixth Contract Year or later.
For example, if you made a withdrawal of $100,000.00 (a partial surrender) from your Participant Account Value during your first Contract Year, you would pay a maximum CDSC of $5,000.00.
Contract Charges: Contingent Deferred Sales Charge
Transaction Charges
In addition to the Contingent Deferred Surrender Charge, you may be charged for other transactions. These may include fees to set up and administer a Loan from your Participant Account Value, charges for Premium Taxes that are imposed by a State or other government entity, or a Transfer Fee for transfers among the Sub-Accounts that exceed twelve transfers in a Contract Year.
Contract Charges: Loan Fees; Premium Taxes; and Transfer Fees
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year. Please refer to your Contract specifications page for information about the specific fees you will pay each year.
The fees and expenses don’t reflect advisory fees that are paid to investment advisors from the Participant Account. If such charges were reflected, such fees and expenses would be higher.
Fee Table: Participant Transaction Expenses; Annual Contract Expenses; Annual Underlying Funds Operating Expenses
	Annual Fee	Minimum	Maximum
	Base Contract[1]	0.00%	1.33%
	Investment options (Fund fees and expenses)[2]	0.30%	3.49%
1 As a percentage of Total Value of Participant Accounts under the Contract. [2] As a percentage of Underlying Fund assets.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges.

	Lowest Annual Cost: $1,414	Highest Annual Cost: $3,792
	Assumes: •Investment of $100,000 •5% annual appreciation •Least expensive Contract and Underlying Fund fees and expenses •No CDSC charge •No additional Purchase Payments, transfers, or withdrawals	Assumes: •Investment of $100,000 •5% annual appreciation •Most expensive Contract and Underlying Fund fees and expenses •No CDSC charge •No additional Purchase Payments, transfers, or withdrawals
Other Plan or Participant Charges	Any plan-specific fees.			Fee Table: Participant Transaction Expenses
6

RISKS		LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this Contract, including loss of principal and prior credited earnings.	Principal Risks
Not a Short Term Investment
The Contract is designed as a long-term accumulation Investment for retirement savings. It is not designed for short term investment and is not appropriate for an investor who needs ready access to cash.
Principal Risks
Risks Associated with Investment Options
•An investment in this Contract is subject to the risk of poor investment performance of the Underlying Funds available under the Contract.
•Each Underlying Fund has its own unique risks.
•You should review the prospectus for each Underlying Fund before making an investment decision.
Principal Risks
Insurance Company Risks
Any obligations, guarantees, and benefits of the Contract are subject to the claims- paying ability of the Talcott Resolution. If Talcott Resolution experiences financial distress, it may not be able to meet its obligations to you. More information about Talcott Resolution, including its financial strength ratings, is available upon request. You may make such request by calling 844-804-8989 or visiting https://www.talcottresolution.com
Principal Risks
RESTRICTIONS		LOCATION IN PROSPECTUS
Investments	Talcott may add or remove an Underlying Fund as an investment option under the Contract or to limit its availability to new Contributions or Transfers of Participant Account Value.	Changes to the Funds and Separate Account
Optional Benefits
Loans will have a permanent effect on the Participant’s Account because the investment results of each Sub-account will apply only to amounts remaining in the Sub-accounts. A loan that is not repaid will also reduce the death benefit.
If the Participant elects to pay third-party advisory fees out of the Contract, they may be subject to federal and state taxes, and a 10% federal tax penalty may apply if the Participant is under age 59 1∕2.
Description of the Contracts –Transfers between Sub-Accounts; Restrictions on Sub-Account Transfers
TAXES		LOCATION IN PROSPECTUS
Tax Implications
•You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
•Because you purchase the Contract through a qualified retirement plan, it does not provide any additional tax benefit.
•Earnings on your Contract are generally taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59 1∕2.
Federal Tax Considerations
CONFLICTS OF INTEREST		LOCATION IN PROSPECTUS
Investment Professional Compensation
Your registered representative may receive compensation in the form of commissions for selling this Contract to you. Such compensation may influence your registered representative to recommend this Contract over another investment.
Distribution
Exchanges
Because this Contract is no longer available for sale, it should not be offered to you in exchange for another annuity contract that you own. But you should be aware, in general, that some investment professionals have a financial incentive to offer you a new contract in place of the one that you own. You should exchange an annuity contract only if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new annuity contract rather than continue to own the existing annuity contract.
N/A
7

Overview of the Contract
Purpose
The Contract is designed for purchase by sponsors of retirement plans established under Sections 401(a), 403(a), 403(b), 457 and 408 of the Code as an investment option for their participants. The Contract offers a number of Underlying Funds in which participants may invest through the Sub-accounts. A General Account Option that guarantees payment of a minimum interest rate may also be available.
Phases of the Contract
The Contract has two periods: (1) the Accumulation Period and (2) the Annuity Period:
During the Accumulation Period, the Employer makes Contributions to the Contract on behalf of Plan Participants that Participants may allocate among the Sub-Accounts and, if available through the Plan, to the General Account Option. For additional information about the Underlying Funds available for investment through the Sub-Accounts, see Appendix A: Underlying Funds, at the back of this prospectus.
During the Accumulation Period, participants may request full or partial surrenders of their Participant Account value. In addition, participants may be able to request a loan from their Participant Account value.
The Accumulation Period ends on the Annuity Commencement Date when annuity payments begin. A Participant selects an Annuity Commencement Date and an Annuity Payout Option. The Contract provides five annuity options, which may be selected on either a Fixed or Variable Annuity basis or a combination thereof.
During the Annuity Period, neither partial nor full surrenders are permitted except from annuities under Annuity Payout Option No. 5 - Payments for a Designated Period – that are selected on a variable basis. Nor may Participants request a loan during the Annuity Period.
Contract Features
Death Benefit: In the event that a participant dies during the Accumulation Period, then the type of death benefit paid depends on whether the participant died (a) before age 65, or (b) on or after age 65. If the participant died before age 65, a Minimum Death Benefit is payable to the Beneficiary. As further described in this Prospectus, the Minimum Death Benefit is generally the greater of (a) the value of the Participant Account and (b) 100% of the Contributions to the Participant Account less prior Surrenders and outstanding Participant loans. If the participant died on or after age 65, then the Contract pays a death benefit equal to the Participant Account Value, less any outstanding charges and loan. The form of the death benefit payable is subject to any limitation imposed by the Plan and the terms of the Contract.
Withdrawal Options: Full and Partial Surrenders are permitted during the Accumulation Period. They are allowed during the Annuity Period only from an annuity under Option No. 5 – Payments for a Designated Period – that is selected on a variable basis.
Loans: Participants may request loans under certain Plans. To obtain a loan, the participant must enter into an agreement with the Contract administrator that describes the terms, conditions and fees or charges of the loan. The Plan may restrict the amount of Participant Account value available for a loan. See the more detailed section “Participant Loans”.
Systemic Withdrawal Option: If permitted by Internal Revenue Service Regulations and the Plan, Participants who have terminated their employment with the Employer may elect systemic withdrawals based on a specific payment of amount, the frequency of payments and the duration of payments, while remaining in the Accumulation Period.
8

Fee Table

The following tables describe the fees and expenses that you, as a Participant, will pay when opening, holding and surrendering amounts from your Participant Account. Please contact your Plan Administrator for information about the specific fees you will pay each year under the Contract.
Please note that there may be additional extra-contractual fees and charges that are not reflected in the Fee Tables, such as custodial or advisory fees that are plan and/or Participant specific, and if such costs were reflected, the cost would be higher. Depending on the type of charge, these may reduce your Participant Account Value and/or could have tax consequences. See the Section “Plan Related Expenses” under “Contract Charges” later in this Prospectus.
The Contract may be available to third-party intermediaries who may charge you a fee for their services in addition to Contract fees and expenses. If you wish to pay these fees from your Covered Account Value, then the deduction will reduce the death benefit and may be subject to state and federal income taxes and a 10% federal penalty tax may apply if you are under age 59 1∕2.
The first table describes the fees and expenses you will pay at the time you make contributions to, withdrawals from, request a Loan from, surrender you Participant Account value, or transfer Participant Account value between Sub-Accounts. State Premium Tax may also be deducted.
Participant Transaction Expenses

Sales Load on Premium Payments	None
Maximum Surrender Charge (as a % of each premium payment withdrawn)(1)	5%
Transfer Processing Fee	After the first 12 transfers in a Contract Year, we may charge $5 for each additional transfer during that Contract Year. There is no fee for the first 12 transfers during a Contract Year.
Loan Set-up Fee	$50
(1)We do not deduct a charge for sales expenses from premiums at the time they are paid. However, We may deduct a surrender charge when a premium is withdrawn upon a surrender or partial surrender or applied to certain annuity options during the first five years following the payment of that premium. The surrender charge is calculated as a percentage of the premium payment being withdrawn or annuitized during the applicable Premium Year. The amount of the surrender charge decreases over time, measured from the date the premium payment is credited to the Contract. The surrender charge percentages are shown below.

Premium Years Since Payment of Premium	1	2	3	4	5	6+
Charge (%)	5	4	3	2	1	0
The next table describes the fees that you will pay each year during the time that you hold Participant Account value under the Contract (not including Underlying Fund fees and expenses).
Annual Contract Expenses

	Minimum Fee	Maximum Fee
Annual Maintenance Fee(1)	$0	$30
Base Contract Fee (as a percentage of average daily Sub-Account value)(2)	0.00%	1.25%
Annual Loan Administration Fee(3)	$50	$50
(1)The Annual Maintenance Fee is deducted from each Participant Account on a quarterly basis. The maximum Annual Maintenance Fee is $30.00. The current Annual Maintenance Fee varies with the Average Participant Account Value under the Contract. For Average Participant Account Values between $0 and $19,999.00, the Annual Maintenance Fee is $20.00, for Average Participant Account Values between $20,000.00 and 39,000.00, the Annual Maintenance Fee is $10.00 and for Average Participant Account Values over $40,000.00, the Annual Maintenance Fee is $0.
(2)The Base Contract Fee consists of the Mortality and Expense Risk and Administrative Charge, which varies with the total value of Participant Accounts under the Contract. The Mortality and Expense Risk and Administrative Charge is either deducted daily (Method 1) or quarterly (Method 2), depending on which method is selected by your Employer.
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(3)This fee does not include an interest charged under the terms of the loan.
The next item shows the minimum and maximum total operating expenses charged by the Underlying Funds as of December 31, 2024 that you may pay periodically during the time that you participate in the Contract. A complete list of the Underlying Funds available under the Contract, including their annual expenses, may be found at the back of this Prospectus in Appendix A – Underlying Funds.

Annual Underlying Funds Operating Expenses	Minimum	Maximum
Expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses	0.30%	3.49%
EXAMPLE
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Participant administrative expenses, Base Contract Expenses and Underlying Fund fees and expenses.
Please note that there may be additional extra-contractual fees and charges that are not reflected in the Example, such as custodian or advisory fees that are plan and/or participant specific. Depending on the type of charge, these may reduce only your Participant Account Value, and/or could have tax consequences. See the section “Plan Related Expenses” later in this Prospectus.
The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the highest Total Annual Fund Operating Expenses. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the underlying funds. If these arrangements were taken into consideration, the expenses shown would be lower.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	If you Surrender your Contract at the end of the applicable time period
Mortality and Expense Risk and Administrative Charge	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
1.25%	$9,393	$17,391	$25,402	$49,130
1.05%	$9,198	$16,822	$24,481	$47,504
0.85%	$9,003	$16,252	$23,552	$45,844
0.75%	$8,906	$15,965	$23,084	$45,002
0.65%	$8,808	$15,678	$22,615	$44,151
0.50%	$8,662	$15,247	$21,907	$42,857
0.35%	$8,516	$14,814	$21,194	$41,544
0.15%	$8,321	$14,234	$20,236	$39,762
0.00%	$8,175	$13,798	$19,513	$38,402

	If you annuitize at the end of the applicable time period
Mortality and Expense Risk and Administrative Charge	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
1.25%	$4,889	$14,682	$24,497	$49,130
1.05%	$4,684	$14,095	$23,565	$47,504
0.85%	$4,479	$13,505	$22,626	$45,844
0.75%	$4,376	$13,210	$22,153	$45,002
0.65%	$4,274	$12,913	$21,678	$44,151
0.50%	$4,120	$12,468	$20,962	$42,857
0.35%	$3,966	$12,021	$20,241	$41,544
0.15%	$3,761	$11,422	$19,273	$39,762
0.00%	$3,607	$10,972	$18,542	$38,402
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	If you do not Surrender your Contract
Mortality and Expense Risk and Administrative Charge	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
1.25%	$4,889	$14,682	$24,497	$49,130
1.05%	$4,684	$14,095	$23,565	$47,504
0.85%	$4,479	$13,505	$22,626	$45,844
0.75%	$4,376	$13,210	$22,153	$45,002
0.65%	$4,274	$12,913	$21,678	$44,151
0.50%	$4,120	$12,468	$20,962	$42,857
0.35%	$3,966	$12,021	$20,241	$41,544
0.15%	$3,761	$11,422	$19,273	$39,762
0.00%	$3,607	$10,972	$18,542	$38,402
Principal Risks of Investing in the Contract
Not a Short Term Investment Vehicle. The Contract is designed for retirement savings or other long-term purposes. It is not appropriate for investors who need ready access to cash.
Risks Associated with Underlying Funds. The value of your investment and any returns will depend on the performance of the Underlying Fund(s) you select. You bear the risk of any decline in your Participant Account value resulting from the Underlying Fund(s)’ performance.
Company’s Claims Paying Ability. Guarantees and benefits provided by the Talcott Resolution are subject to the financial strength and claims paying ability of the company. If the Talcott experiences financial difficulty, it may not be able to make guaranteed payments that exceed the assets in the Separate Account.
Deduction of Third-Party Advisory Fees. Risks relating to the deduction of advisory fees will reduce your Participant Account Value and subject to state and federal income tax, as well as a 10% federal penalty tax if the Participant is under age 59 1/2.
Limitations on Surrenders and Withdrawals. During the first five Contract Years we will deduct a Contingent Deferred Surrender Charge if you surrender or take a withdrawal from the Contract. You should purchase the Contract only if you have the ability to keep it in force for a substantial period of time.
Contract Suspension. The Contract may be suspended where new Contributions and new Participant Accounts may be prohibited.
Tax Consequences. Withdrawals are generally taxable as ordinary income. Withdrawals before age 59 1∕2 may be subject to a tax penalty.
Cyber Security and Business Continuity Risk. Our business is highly dependent upon the effective operation of our computer systems and those of our business partners and service providers. Our business is therefore subject to operational and information security risks. These risks include, among other things, the theft, misuse, corruption, and destruction of electronic data; interference with or denial of service; attacks on systems or websites; and unauthorized release of confidential customer or business information. Systems failures and cybersecurity incidents could severely impede our ability to conduct our business and administer the Contract and may adversely affect you and/or your Contract. For instance, a cybersecurity incident may interfere with our ability to process Contract transactions or calculate Contract values, including Accumulation Unit values. Such events could also adversely affect us, as they may result in regulatory fines, financial losses and reputational damage. Cybersecurity incidents may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value. Financial services companies, such as us, are increasingly the targets of cyber-attacks. While we take significant efforts to protect our systems and data, there can be no assurance that systems disruptions and cybersecurity incidents will always be detected, prevented, or avoided in the future.

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We are also exposed to risks related to natural and man-made disasters, and other severe events, such as storms, public health crises, terrorist acts, and military actions, any of which could adversely affect our business operations. While we have a business continuity plan and have taken precautions, we cannot assure you that severe events will not result in interruptions to our business operations, particularly if such events affect our computer systems. Interruptions to our business operations may impair our ability to effectively administer the Contract, including our ability to process orders and calculate Contract values. Additionally, our third-party service providers and other third-parties related to our business (such as financial intermediaries or underlying funds) are subject to similar risks. Successful implementation and execution of their business continuity policies and procedures are largely beyond our control. Disruptions to their business operations may impair our own business operations.
Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company is a stock life insurance company originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently re-domiciled to Connecticut. Talcott Resolution Life Insurance Company is authorized to do business in all states of the United States and the District of Columbia. In June 2018, the Company changed its name from Hartford Life and Annuity Insurance Company to Talcott Resolution Life and Annuity Insurance Company. Our corporate offices are located at 1 American Row, Hartford, CT 06103.
On January 1, 2013, Talcott Resolution entered into a reinsurance agreement and administrative services agreement with Massachusetts Mutual Life Insurance Company (”MassMutual“) to re-insure the obligations of Talcott Resolution under the Contracts and to provide administration of the Contracts.
On December 20, 2020, MassMutual entered into a reinsurance agreement and subcontractor administrative services agreement with Great-West Life & Annuity Insurance (”Great-West“) to further re-insure the obligations of
Talcott Resolution under the Contracts and to provide administration of the Contracts. On September 2, 2022, Great-West Life & Annuity Insurance Company was re-named Empower Annuity Insurance Company of America (”Empower“).
Empower has primary responsibility for administration of the Contract and the Separate Account. Empower or its affiliates may also provide recordkeeping and other service to the Plan for which they receive compensation from Plan assets.
Financial Condition of Talcott Resolution
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.talcottresolution.com or visiting the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
The Separate Account
The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. The Separate Account is divided into Sub-Accounts. Each Sub-account invests in a single class of shares of an Underlying Fund, which is a separate mutual fund having its own investment objectives and policies and is registered with the SEC as an open-end management investment company or portfolio thereof. We do not guarantee the investment performance of the Sub-Accounts. Your Participant Account value allocated to the Sub-Accounts will vary with the investment performance of the Underlying Funds. You bear the full investment risk for all Contributions allocated to the Sub-Accounts of the Variable Account.
Income, gains and losses credited to, or charged against, a Sub-Account reflect the Sub-Account’s investment experience and not the investment experience of Talcott Resolution’s other assets. Assets of the Separate Account may not be used to pay any liabilities of Talcott Resolution other than those arising under the Contract.
Underlying Funds
Each Underlying Fund is registered with the SEC as a diversified open–end management investment company under the 1940 Act. But the SEC does not supervise their management, investment practices or policies. The (i) name of each Underlying Fund, (ii) its investment objective, (iii) investment adviser and any sub-adviser, (iv) current expenses and (v) performance information is provided in Appendix A: Underlying Funds. Not all Underlying Funds may be available in all states.
The Underlying Fund each issues a prospectus, which contains additional important information about the Fund. You may obtain copies of the prospectuses for the Underlying Funds by contacting Empower at 1-844-804-8989.
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For Contracts issued in connection with Employer-sponsored retirement plans, the Contract owner decides which Sub-Accounts described in this prospectus are available to Participants. As a result, if you are a Participant in an Employer-sponsored Plan, you may not be able to allocate Contributions to all the Sub-Accounts described in the Prospectus. For additional information about the Sub-Accounts available to you, please refer to materials describing your employer’s Plan.
The Contract may contain a General Account option. The General Account option has certain restrictions. Neither the General Account option nor these restrictions are described in this prospectus. The General Account option is not required to be registered with the SEC.
Fees and Payments Received by Talcott Resolution from the Fund Families
On January 1, 2013, Talcott Resolution entered into a reinsurance agreement with Massachusetts Mutual Life Insurance Company (“MassMutual”) to reinsure the obligations of Talcott Resolution under the Contracts and to provide all of the administrative services necessary to support the Contracts. In this role, MassMutual receives all charges, fees, payments and compensation described in this Prospectus as payable to Talcott Resolution. On December 31, 2020, MassMutual entered into a reinsurance agreement with Empower Annuity Insurance Company of America (“Empower”) to further reinsure the obligations of Talcott Resolution under the Contracts. MassMutual also entered into an administrative services agreement and subcontract services agreement for Empower to provide all of the administrative services necessary to support the Contracts. Under these arrangements, Empower now receives (through MassMutual) all charges, fees, payments and compensation described in this Prospectus as payable to Talcott Resolution.
The Contracts are no longer available for sale. The MassMutual affiliate formerly responsible for marketing and selling the Contracts continues to pay sales commissions and other compensation to financial intermediaries for sales and marketing activities related to the Contracts.
Talcott Resolution receives substantial fees and payments with respect to the Underlying Funds that are offered as Sub-Accounts to your Plan through the Contract. These types of fees and payments, which are sometimes called “revenue sharing” payments, are among a number of factors considered when deciding to include a fund in the menu of Underlying Funds offered through the Contract. All of the Underlying Funds on the overall menu make payments to Talcott Resolution or an affiliate. These fees and payments under agreements between Talcott Resolution and the principal underwriters, transfer agents, investment advisers and/or other entities related to the Funds may be in amounts up to 0.80% of assets invested in a Underlying Fund. The fees and payments may include asset based sales compensation and service fees under distribution and/or servicing plans adopted by funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. They may also include administrative service fees and additional payments, expense reimbursements and other compensation. The fees may result in a profit to the extent they exceed expenses, including the expenses of paying compensation to broker-dealers, financial institutions and other persons for selling the Contracts.
Not all fund families pay the same amount of fees and compensation to Us and not all Funds pay according to the same formula. Because of this, the amount of the fees and payments received by Talcott Resolution varies by Fund and Talcott Resolution may receive greater or less fees and payments depending on which variable investment options your Plan selects.
For information on which Underlying Funds pay Talcott Resolution such fees and at what level, please visit https://plan.empower-retirement.com/plancloudws/fundprospectus or call 1-844-804-8989. Written information will be provided upon request.
Endorsement/Sponsorship Fees Paid By Talcott Resolution
Empower, as sub-administrator for the Talcott Resolution Contracts, has entered into endorsement/sponsorship arrangements with the National Association of Police Organizations (NAPO), Fraternal Order of Police (FOP), and National Association of Government Defined Contribution Administrators (NAGDCA). Under the arrangements, Empower pays endorsement/sponsorship fees to NAPO, FOP and NAGDCA, which allows Empower to advertise its retirement products and services to their member organizations and individuals.
For additional information on the amount of fees and payments made by Empower, as sub-administrator for the Talcott Resolution Contracts, please call 1-844-804-8989. Written information will be provided upon request.
Voting Rights
Talcott Resolution is the legal owner of all Underlying Fund shares held in the Separate Account and has the right to vote at the Fund’s shareholder meetings.
As Sub-administrator of the Separate Account, Empower has assumed responsibility of voting the shares of the Underlying Funds on behalf of Talcott Resolution. To the extent required by federal securities laws or regulations, we will:
•Notify the Contract Owner or Participant of any Fund shareholders’ meeting if the shares held for the Contract may be voted;
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•Send proxy materials and a form of instructions to the Contract Owner or Participant that may be used to provide instructions on how to vote the Fund shares held for the Contract;
•Arrange for the handling and tallying of proxies received from Contract Owners or Participants;
•Vote all Fund shares attributable to a Contract according to instructions received from the Contract Owner or Participant; and
•Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.
All Fund shares for which no voting instructions are received will be voted in the same proportion as shares for which voting instructions have been received may result in a small number of Contract Owners or Participants determining the outcome of a proposal subject to a shareholder vote.
If any federal securities laws or regulations, or their present interpretation, change to permit voting shares without obtaining Contract Owner or Participant instructions, Empower may decide to do so. Contract Owners or Participants may attend any shareholder meeting at which shares held for their Contract may be voted.
During the Annuity Period under a Contract, the number of votes will decrease as the number of shares in the Underlying Funds held to fund the Annuity benefits decrease.
Changes to the Funds and Separate Account
We reserve the right, subject to any applicable law, to substitute the shares of any other registered investment company for the shares of any Fund held by the Separate Account. Substitution may occur if shares of the Fund(s) become unavailable or due to changes in applicable law or interpretations of law or as we deem appropriate. Current law requires notification to you of any such substitution and approval of the Securities and Exchange Commission. We also reserve the right, subject to any applicable law, to offer additional Sub-Accounts with differing investment objectives, and to make existing Sub-Account options unavailable under the Contracts in the future.
We may offer additional separate account options from time to time under these Contracts. Such new options will be subject to the then in effect charges, fees, and or transfer restrictions for the Contracts for such additional separate accounts.
General Account Option
Important information you should know: The portion of the Contract relating to the General Account option is not registered under the Securities Act of 1933 (”1933 Act“) and the General Account option is not registered as an investment company under the Investment Company Act of 1940 (”1940 Act“). Neither the General Account option nor any interest in the General Account option is subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the Securities and Exchange Commission has not reviewed the disclosure regarding the General Account option.
The General Account option is funded through the General Account of Talcott Resolution. Contributions and Contract values allocated to the General Account are subject to the financial strength and claims paying ability of Talcott Resolution.
Declared Rate of Interest
Talcott Resolution credits interest on Contributions made to the General Account at a rate We declare for any period of time that we determine. We may change the declared interest rate from time to time at Our discretion.
Guaranteed Rate of Interest
Talcott Resolution guarantees a minimum rate of interest. The declared interest rate will not be less than the minimum guaranteed rate of interest.
Distributions and Transfers
Distributions and transfers from the General Account within a reasonable period of time after a Participant request is received at the Empower Administrative Office. However, under certain conditions, transfers from the General Account may be limited or deferred. Distributions may be subject to a contingent deferred sales charge and may be deferred.
The General Account is subject to Talcott Resolution’s claims-paying ability. Investors must look to the strength of the insurance company with regard to insurance company guarantees. Talcott Resolution’s ability to honor all guarantees under the Contract is subject to its claims-paying capabilities and/or financial strength.
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Guaranteed Separate Account
We may also offer some Contract Owners a similar declared interest rate option through a guaranteed separate account. The portion of a Contract relating to such a guaranteed separate account is not registered under the 1933 Act and the guaranteed separate account is not registered as an investment company under the 1940 Act. All guarantees are subject to Our claims paying ability.
Contract Charges
Contingent Deferred Sales Charge
The Contingent Deferred Sales Charge covers some of the expenses relating to the sale and distribution of the Contracts, including:
•the cost of preparing sales literature,
•commissions and other compensation paid to broker dealers and their registered representatives, and
•other promotional and distribution related activities.
If the Contingent Deferred Sales Charge is not sufficient to cover sales and distribution expenses, We pay those expenses from Our general assets, including surplus. Surplus might include profits resulting from unused Mortality and Expense Risk Charges.
We do not deduct a sales charge at the time Contributions are made to the Contract. We may assess a Contingent Deferred Sales Charge when you partially or fully Surrender amounts held in your Participant Account under the Contract. The Contingent Deferred Sales Charge is based on the amount you choose to Surrender from your Participant Account and the number of Contract Years completed with respect to your Participant Account before the Surrender. We do not assess a Contingent Deferred Sales Charge after the fifth Contract Year.
The percentage used to calculate the Contingent Deferred Sales Charge is equal to:

Contract Years	Contingent Deferred Sales Charge as a percentage of Participant Account value Surrendered
During the First Year	5%
During the Second Year	4%
During the Third Year	3%
During the Fourth Year	2%
During the Fifth Year	1%
During the Sixth Year and thereafter	0%
➣Example: You request a full Surrender when the value of your Participant Account is $1,000 and the applicable Contingent Deferred Sales Charge is 5%: Your Sub-Account(s) will be surrendered by $1,000 and you will receive $950 (i.e., the $1,000 Surrender less the 5% Contingent Deferred Sales Charge).
If you request a partial Surrender and ask for a specific dollar amount, the Contingent Deferred Sales Charge will be calculated on the total amount that must be withdrawn from your Sub-Account(s) to provide you with the amount requested.
➣Example: You ask for $1,000 when the applicable Contingent Deferred Sales Charge is 5%: Your Sub-Account(s) will be reduced by $1,052.63 (i.e., a total withdrawal of $1,052.63 made up of $52.63 in Contingent Deferred Sales Charge plus the $1,000 you requested). The net amount of $1,000 is paid to you.
We may reduce the amount or term of the Contingent Deferred Sales Charge (See “Experience Rating under the Contracts” and “Negotiated Charges and Fees”).
No deduction for Contingent Deferred Sales Charges will be made in certain cases.
The following Surrenders are NOT subject to a Contingent Deferred Sales Charge:
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•Benefit Payments — We do not assess a Contingent Deferred Sales Charge on amounts Surrendered from the Contract to pay benefits to a Participant or a beneficiary under the terms of your Plan. We call these amounts “Benefit Payments”. Amounts Surrendered for transfer to the funding vehicle of another investment provider or Surrendered because of the termination of your Plan are not Benefit Payments. Upon Our request, the Contract Owner must provide documentation acceptable to us that a Surrender is a Benefit Payment.
•Plan Related Expenses — We do not assess a Contingent Deferred Sales Charge on amounts Surrendered from the Contract to pay certain administrative expenses or other Plan Related Expenses including, fees to consultants, auditors, third-party administrators and other plan service providers. We call these amounts “Plan Related Expenses.” Upon Our request, the Contract Owner must provide Us with reasonable documentation that a Surrender is a Plan Related Expense.
•Transfer to an Approved Plan Related Investment Account — We do not assess a Contingent Deferred Sales Charge on amounts Surrendered from the Contract to transfer to an Approved Plan Related Investment Account. An Approved Plan Related Investment Account is a separate Participant directed investment account under your Plan that your Employer identifies and We accept for the purpose of Participant directed transfers of amounts from the Contract for investment outside of the Contract.
We will allocate the deduction of the Contingent Deferred Sales Charge among all Sub-Accounts and any General Account value in a Participant Account on a prorate basis unless you elect a different allocation of the deduction for the Contingent Deferred Sales Charge.
Annual Maintenance Fee
The Annual Maintenance Fee is an annual fee that we deduct from the value of each Participant Account on a quarterly basis during the Accumulation Period. This means during the year We deduct 25 percent of the Annual Maintenance Fee on the last Valuation Day of each quarter, or from the proceeds of a full surrender of a Participant Account. We deduct the fee proportionately from the Sub-Accounts and any General Account value in a Participant Account. The maximum Annual Maintenance Fee permitted under the Contracts is $30. We determine the current amount of the Annual Maintenance Fee that will apply to all Participant Accounts under your plan’s Contract for the calendar year, using the table below based on the average of all Participant Account values under your plan’s Contract as of the last Valuation Day of the prior year. This means the Annual Maintenance Fee for any Contract Year may increase or decrease from the prior year depending on the average of all Participant Account values under your plan’s Contract as of the last Valuation Day of the prior year. The Annual Maintenance Fee will be as set forth in the table below; however, We may charge the maximum Annual Maintenance Fee of $30 if a plan negotiates additional services under the Contract. The Annual Maintenance Fee helps to compensate Us for Our administrative services related to maintaining the Contract and the Participant Accounts.

Average Participant Account Value under Your Contract	Amount of the Annual Maintenance Fee
$0 to $19,999.99	$20
$20,000.00 to $39,999.99	$10
$40,000.00 and over	$0
The Annual Maintenance Fee may be reduced or waived (See “Experience Rating under the Contracts” and “Negotiated Charges and Fees”). We may also reduce or waive some or all of the Annual Maintenance Fee for plans that use a third-party administrator with systems that are compatible with Our own.
Mortality and Expense Risk and Administrative Charge
For providing administrative services, and for assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate against all Contract values in the Sub-Accounts. The rate of the charge depends on the total value of the aggregate Participant Accounts within the Contract anticipated by your Employer within 24 months of initial purchase by your Employer. If the actual aggregate level of Participant Accounts within the Contract is lesser than the anticipated level, we may increase the Mortality and Expense Risk and Administrative Charge on a going-forward basis. In no event will the charge exceed 1.25%.
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Before Annuity Commencement Date

Total Value of Participant Accounts under a Contract	Mortality and Expense Risk and Administrative Charge
$0 to $3,499,999.99	1.25%
$3,500,000.00 to $4,999,999.99	1.05%
$5,000,000.00 to $24,999,999.99	0.85%
$25,000,000.00 to $34,999,999.99	0.75%
$35,000,000.00 to $49,999,999.99	0.65%
$50,000,000.00 to $69,999,999.99	0.50%
$70,000,000.00 to $84,999,999.99	0.35%
$85,000,000.00 to $99,999,999.99	0.15%
$100,000,000.00 and over	0.00%
After Annuity Commencement Date

Mortality and Expense Risk and Administrative Charge
All Participants	1.25%
When your Employer purchases the Contract, your Employer chooses one of the following two methods that the mortality and expense risk and administrative charge is deducted under the Contract:
Method One: The mortality and expense risk and administrative charge is deducted daily. It is assessed as a percentage of the net asset value of each Fund when Accumulation Unit or Annuity Unit values are determined each day.
Method Two: The mortality and expense risk and administrative charge is deducted each calendar quarter. It is assessed as a percentage of the average daily assets of the Sub-Accounts during the calendar quarter. The charge is deducted from your Participant Account by redeeming the Accumulation Units or Annuity Units in proportion to the dollar amount of the charge. Method Two is not available to Contracts issued in New York.
The mortality and expense risk and administrative charge compensates us for providing administrative services and for assuming mortality and expense risks under the Contracts. We assume two types of mortality risk and an expense risk:
Mortality Risk During The Accumulation Period: During the period your Contributions are accumulating, we are required to cover any difference between the Minimum Death Benefit paid and the Participant Account value. These differences may occur during periods of declining value or in periods where the Contingent Deferred Sales Charges would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.
Mortality Risk During The Annuity Period: Once Annuity payouts have begun, we may be required to make Annuity payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.
Expense Risk: We also bear an expense risk that the Contingent Deferred Sales Charges and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.
Although variable Annuity payouts will fluctuate with the performance of the underlying Fund selected, your Annuity payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. This charge enables us to keep our commitments and to pay you as planned.
We also provide various administrative support services for plans. These services include recordkeeping, statements of account, internet and automated voice response account access, and participant educational materials.
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If the mortality and expense risk and administrative charge under a Contract is insufficient to cover actual costs incurred by us, we will bear the loss. If the mortality and expense risk and administrative charge exceeds these costs, we will keep the excess as profit. We may use these profits, as well as revenue sharing and Rule 12b-1 fees received from certain Funds, for any proper corporate purpose including, among other things, payment of sales expenses, including the fees paid to distributors. We expect to make a profit from the mortality and expense risk and administrative charge.
We may reduce the mortality and expense risk and administrative charge under the Contracts (See “Experience Rating under the Contracts” and “Negotiated Charges and Fees”).
Loan Fees
Loans may be subject to a one-time set-up fee of $50. In addition, loans may also be subject to an annual loan administration fee of $50. We deduct 25 percent of the annual fee at the end of each quarter or from the proceeds of a full Surrender of a Participant Account. We deduct the fee proportionately from the Sub-Accounts and any General Account value in a Participant Account.
Premium Taxes
We reserve the right to deduct a charge for Premium Tax imposed on Us by a state or other governmental entity. Certain states and municipalities impose a Premium Tax. In some cases, Premium Taxes are deducted at the time purchase payments are made; in other cases Premium Tax is assessed on the Annuity Commencement Date. We will pay Premium Taxes at the time imposed under applicable law. At Our sole discretion, We may deduct Premium Taxes at the time We pay such taxes to the applicable taxing authorities, at the time the Contract is surrendered, at the time a death benefit is paid, or at the time a Participant annuitizes.
Transfer Fee
You can transfer your Participant Account values between or among the Sub-Accounts up to 12 times per Participant Contract Year. A Transfer Fee of $5 may apply to each transfer in excess of 12 made in a Participant Contract Year. We do not currently charge the $5 Transfer Fee. The Transfer Fee does not apply to Contracts issued in New York.
Experience Rating under the Contracts
We may apply experience credits under a Contract based on investment, administrative or other factors, including, but not limited to: (1) the total number of Participants, (2) the sum of all Participants’ Account values, (3) the allocation of Contract values between the General Account and the Separate Accounts under the Contract, (4) present or anticipated levels of Contributions, distributions, transfers, administrative expenses or commissions, and (5) whether We are the exclusive annuity contract provider.
Experience credits can take the form of a reduction in the deduction for Program and Administrative Charges, a reduction in the term or amount of any applicable Contingent Deferred Sales Charges, an increase in the rate of interest credited under the Contract, a reduction in the amount of the Annual Maintenance Fee or any combination of the foregoing. We may apply experience credits either prospectively or retrospectively. We may apply and allocate experience credits in such manner as We deem appropriate. Any such credit will not be unfairly discriminatory against any person, including the affected Contract Owners or Participants. Experience credits have been given in certain cases. Owners of Contracts receiving experience credits will receive notification regarding such credits. Experience credits may be discontinued at Our sole discretion in the event of a change in applicable factors. For Contracts issued in New York, We may only apply experience credits prospectively.
Negotiated Charges and Fees
The charges and fees described in this section vary from Contract to Contract, depending on plan characteristics. The Contract Owner can negotiate charges and fees. This flexibility allows Us and the Contract Owner to custom design a charge and fee structure that meets the financial goals of both the Contract Owner and Talcott Resolution.
Charges of the Funds
The Separate Account purchases shares of the Funds at net asset value. The net asset value of the fund reflects investment advisory fees, distribution fees and operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the Underlying Fund’s prospectuses.
Plan Related Expenses
The Contract Owner may direct Us to deduct amounts from the assets under a Contract to pay certain administrative expenses or other Plan-related Expenses including, but not limited to, fees to consultants, auditors, counsel, Talcott Resolution and other Plan service providers. We will deduct and pay such amounts to the Contract Owner or as directed by the Contract Owner. We may agree to include these amounts as an adjustment to the charge for administrative undertakings for the Separate Account.
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You should consult a tax advisor regarding the tax treatment of adviser fee payments. Please consult with your investment adviser before requesting us to pay financial adviser fees from this Contract compared to other assets you may have.
Any financial adviser fee you pay is in addition to this Contract’s fees and expenses.
You should ask your financial adviser about compensation they receive for this Contract. We are not an investment adviser, and we do not provide investment advice in connection with sales of the Contract. We are not a fiduciary to you, and do not make recommendations or assess suitability.
Description of the Contracts
The Contracts are group variable annuity contracts offered to:
•Tax deferred annuity programs adopted according to Section 403(b) of the Code by public school systems and certain tax-exempt organizations described in Section 501(c)(3) of the Code;
•Deferred compensation plans as defined in Section 457 of the Code sponsored by governmental employers or by certain tax-exempt organizations described in Section 501(c)(3) of the Code;
•Qualified governmental excess benefit plans under Section 415(m) of the Code;
•Retirement plans qualified under Sections 401(a) or 403(a) of the Code; and
•Individual Retirement Annuity programs adopted according to Section 408 of the Code.
The Contracts are not available for issuance except as described above.
It is important that you notify Empower if you change your address. If your mail is returned to Empower, we are likely to suspend future mailings until an updated address is obtained. In addition, Empower may rely on a third party, including the U.S. Postal Service, to update your current address. Failure to give Empower a current address may result in payments due and payable on your Participant Account being considered abandoned property under state law (unless preempted by ERISA), and remitted to the applicable state.
Assignments
The Contract and a Participant’s interest in a Contract cannot be assigned, transferred or pledged.
Pricing and Crediting of Contributions
Initial Contributions to your Participant Account are credited within two Valuation Days of receipt of a properly completed application and the initial Contribution at the Empower Administrative Office.
If the application or other information accompanying the initial Contribution is incomplete when received, We will hold the money in a non-interest bearing account for up to five Valuation Days while We try to obtain complete information. If We cannot obtain the information within five Valuation Days, We will either return the Contribution and explain why it could not be processed or keep the Contribution if the Participant authorizes Us to keep it until the necessary information is provided.
Contributions properly designated for your Participant Account that are received prior to the close of the New York Stock Exchange will be invested on the same Valuation Day. Subsequent Contributions properly designated for your Participant Account that are received on a Non-Valuation Day or after the close of the New York Stock Exchange will be invested on the next Valuation Day.
Canceling your Certificate
For certificates issued in Florida, Minnesota, North Carolina, Texas and Utah in connection with 403(b) Contracts, you have a limited right to return your certificate for cancellation. We urge you to closely examine its provisions. If for any reason you are not satisfied with your certificate, simply return it within the timeframe specified after you receive it with a written request for cancellation that indicates your tax-withholding instructions. We will not deduct any Contingent Deferred Sales Charges during this time. We may require additional information before we can cancel your certificate.
You bear the investment risk from the time the certificate is issued until we receive your complete cancellation request.
The amount we pay you upon cancellation depends on the requirements of the state where you purchased your certificate.
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Surrender Charge Offset
You may be eligible to receive a credit to your Participant Account if you elect to make a Contribution that is transferred from a contract of another carrier within your plan. The credit is equal to the surrender charge you incurred from the other carrier when you make the transfer, and is limited to a maximum credit of 7%. To be eligible, you must transfer the Contribution initially to the General Account, but you may reallocate the amount afterwards as permitted by the Contract.
Your Employer may also be eligible for a Group Surrender Charge Offset if the initial payment made to the Contract consists of a transfer of funds held by the plan under an investment vehicle issued by another carrier. If, by reason of the transfer, the plan has paid, or will pay, a surrender charge, market value adjustment or other discontinuance penalty to the other carrier, Talcott Resolution will reimburse the plan not to exceed 7% of transferred assets.
Contribution Amounts
If the Plan adopted by the Contract Owner so provides, the Contract permits the allocation of Contributions, in multiples of 1% among the several Sub-Accounts of the Separate Account. The minimum amount that may be allocated to any Sub-Account in a Separate Account shall not be less than $10. Such changes must be requested in the form and manner prescribed by Us.
Transfers between Sub-Accounts
During phases of your Contract when transfers are permissible, you may make transfers between Sub-Accounts according to the following policies and procedures, as they may be amended from time to time.
A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Participant Account value among the Funds available in your Contract. Your transfer request will be processed as of the end of the Valuation Day that it is received in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when We process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to Us and your Registered Representative. Any oral communication should be re-confirmed in writing.
You may request a transfer into (purchases) a particular Sub-Account or transfers out of (redemptions) a particular Sub-Account. In addition, you may allocate Contributions to or request Surrenders from Sub-Accounts. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund We would need to sell to satisfy all Participants’ “transfer-out” requests. At the same time, We also combine all the daily requests to transfer into a particular Sub-Account or Contributions allocated to that Sub-Account and determine how many shares of that Underlying Fund We would need to buy to satisfy all Participants’ “transfer-in” requests.
In addition, many of the Underlying Funds that are available as investment options in Our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by Us or Our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.
We take advantage of Our size and available technology to combine sales of a particular Underlying Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by Us or Our affiliates. We also combine many of the purchases of that particular Underlying Fund for many of the products We offer. We then “net” these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that We sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.
For example, if We combine all transfer-out (redemption) requests and Surrenders of a Sub-Account with all other sales of that Underlying Fund from all Our other products, We may have to sell $1 million dollars of that Fund on any particular day. However, if other Participants and the owners of other products offered by Us, want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then We would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.
Restrictions on Sub-Account Transfers
First, you may make only one Sub-Account transfer request each day. We limit each Participants to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one “Sub-Account transfer,” however, you cannot transfer the same Participant Account value more than once a Valuation Day.
For Example:
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•If the only transfer you make on a day is a transfer of $10,000 from one Sub-Account into another Sub-Account, it would count as one Sub-Account transfer.
•If, however, on a single day you transfer $10,000 out of one Sub-Account into five other Sub-Accounts (dividing the $10,000 among the five other Sub-Accounts however you chose), that day’s transfer activity would count as one Sub-Account transfer.
•Likewise, if on a single day you transferred $10,000 out of one Sub-Account into ten other Sub-Accounts (dividing the $10,000 among the ten other Sub-Account however you chose), that day’s transfer activity would count as one Sub-Account transfer.
•Conversely, if you have $10,000 in Participant Account value distribution among 10 different Sub-Accounts and you request to transfer the Participant Account value in all those Sub-Accounts into one Sub-Account, that would also count as one Sub-Account transfer.
•However, you cannot transfer the same Participant Account value more than once in one day. That means if you have $10,000 in a money market fund Sub-Account and you transfer all $10,000 into a stock fund Sub-Account, on that same day you could not then transfer the $10,000 out of the stock fund Sub-Account into another Sub-Account.
Second, you are allowed to submit a total of 20 Sub-Account transfers each Calendar Year (the “Transfer Rule”) by U.S. Mail, Voice Response Unit, internet, or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, We will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, Our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.
We may aggregate a Contract Owner’s Contracts or a Participant’s Participant Accounts for the purposes of enforcing these restrictions.
The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation program. Reallocations made based on a Fund merger or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.
The Contracts provide for a Transfer Fee of $5 that applies to transfers between available investment options under the Contract. We do not currently charge the $5 Transfer Fee.
We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase or become a Participant under this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don’t purchase or become a Participant under this Contract if you plan to engage in “market timing,” which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you, as discussed below:
Fund Trading Policies
Generally, you are subject to an Underlying Fund’s trading policies, if any. We are obligated to provide, at the Underlying Fund’s request, tax identification numbers and other shareholder identifying information contained in Our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, We have agreed to serve as a Fund’s agent to help monitor compliance with that Underlying Fund’s trading policy.
We are obligated to follow each Underlying Fund’s instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning Sub-Account transfers into an Underlying Fund or other funds within that fund complex. We are not authorized to grant exceptions to an Fund’s trading policy. Please refer to each Underlying Fund’s prospectus for more information. Transactions that cannot be processed because of the Underlying Fund’s trading policies will be considered not in good order.
In certain circumstances, the Underlying Fund’s trading policies do not apply or may be limited. For instance:
•Certain types of financial intermediaries may not be required to provide Us with shareholder information.
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•“Excepted funds” such as money market funds and any Underlying Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that an Underlying Fund treats as a single investor.
•An Underlying Fund can decide to exempt categories of Contract Owners whose contracts are subject to inconsistent trading restrictions or none at all.
•Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company sponsored contractual or systematic program such as transfers of assets as a result of asset allocation programs, automatic rebalancing programs, Annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a result of any deduction of charges or fees under a Contract; or (iv) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals, surrenders, or retirement plan contributions.
Possibility of Undetected Abusive Trading or Market Timing. We may not be able to detect or prevent all abusive trading activities. For instance,
•Since We net all the purchases and redemptions for a particular Underlying Fund for this and many of Our other products, transfers by any specific market timer could be inadvertently overlooked.
•Certain forms of variable annuities and types of Underlying Funds may be attractive to market timers. We cannot provide assurances that we will be capable of addressing possible abuses in a timely manner.
•These policies apply only to individuals and entities that own or are Participants under this Contract. However, the Underlying Funds that make up the Sub-Accounts of this Contract are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have different or less restrictive transfer rules or no transfer restrictions at all.
•In some cases, We are unable to count the number of Sub-Account transfers requested by Participants or enforce the Transfer Rule because We do not keep Participant Account records for a Contract. In those cases, the Participant Account records and Participant Sub-Account transfer information are kept by the Contract Owner or its third party service provider. These Contract Owners and third party service providers may provide Us with limited information or no information at all regarding Participant Sub-Account transfers.
Impact of Frequent Transfers
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Participant Account. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity payouts for your payee as well as reduce value of other optional benefits available under your Contract.
Separate Account investors could be prevented from purchasing Fund shares if We reach an impasse on the execution of a Fund’s trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all Our variable product investors if the Fund and We cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund’s opinion, has violated the Fund’s trading policy.
In some cases, We do not have the tax identification number or other identifying information requested by a Fund in Our records. In those cases, We rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, We may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all Participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.
General Account Option Transfers
You may make transfers out of the General Account Option to the Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%). For Contracts issued or amended on or after May 1, 1992:
•Transfers of assets presently held in the General Account option, or which were held in the General Account option at any time during the preceding three months, to any account that we determine is a competing account, are prohibited.
•Similarly, transfers of assets presently held in any account during the preceding three months, that we determine is a competing account, to the General Account option, are prohibited
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In addition, we may limit the maximum amount transferred or Surrendered from the General Account option under a Participant Account to 1/6th of such portion of the Participant Account held in the General Account option in any one Participant Contract Year.
These restrictions apply to all transfers from the General Account Option, including all systematic transfers.
As a result of these limitations, it may take a longer period of time (i.e., several years) to move Participant Account values in the General Account Option to Sub-Accounts and therefore this may not provide an effective short term defensive strategy.
Telephone and Internet Transfers
Transfer instructions received by telephone on any Valuation Day before the end of any Valuation Day will be carried out that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day.
Transfer instructions you send electronically are considered to be received by Us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the end of any Valuation Day, the instructions will be carried out that Valuation Day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgement, you should contact Us as soon as possible.
Telephone or internet transfer requests may be cancelled via the internet or by calling Us before the end of the Valuation Day you made the transfer request.
We, Our agents or Our affiliates are not responsible for losses resulting from telephone or electronic requests that We believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through Our website are genuine, including a requirement that Contract Owners and Participants provide certain identifying information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.
Contract Value
Your Participant Account value reflects the sum of the amounts under your Participant Account allocated to the General Account option and the Sub-Accounts.
There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit value. Therefore, on any Valuation Day the portion of your Participant Account allocated to the Sub-Accounts will reflect the investment performance of the Sub-Accounts and will fluctuate with the performance of the Underlying Funds.
Contributions made or Contract values allocated to a Sub-Account are converted into Accumulation Units by dividing the amount of the Contribution or allocation, minus any Premium Taxes, by the Accumulation Unit value for that Valuation Day. The more Contributions or Contract values allocated to the Sub-Accounts under your Participant Account, the more Accumulation Units will be reflected under your Participant Account. You decrease the number of Accumulation Units in a Sub-Account under your Participant Account by requesting Surrenders, transferring money out of a Sub-Account, submitting a Death Benefit claim or by electing an Annuity payout from your Participant Account.
To determine the current Accumulation Unit value, We take the prior Valuation Day’s Accumulation Unit value and multiply it by the Net Investment Factor for the current Valuation Day. The value of the Separate Account is determined at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time).
The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. At the time your Employer purchases the Contract, your Employer chooses one of the following two methods to calculate the Net Investment Factor. The value of your Participant Account will be the same, regardless of the method chosen by your Employer.
Method One
The Net Investment Factor for each Sub-Account equals:
•the net asset value per share plus applicable distributions per share of the corresponding Underlying Fund at the end of the current Valuation Day; divided by
•the net asset value per share of the corresponding Underlying Fund at the end of the prior Valuation Day; multiplied by
•the daily expense factor for the mortality, expense risk and administrative charge and any other applicable charges, adjusted for the number of days in the period.
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Method Two (not available to Contracts issued in New York)
The Net Investment Factor for each Sub-Account equals:
•the net asset value per share of the corresponding Underlying Fund at the end of the current Valuation Day; divided by
•the net asset value per share of the corresponding Underlying Fund at the end of the prior Valuation Day.
Under Method Two, the value of any applicable Underlying Fund distributions per share creates additional Accumulation Units.
We will send you a statement for each calendar quarter, that tells you how many Accumulation Units you have, their value and your total Participant Account value. You can also call (844) 804-8989 to obtain your Participant Account value or, where available, you may access your account information through our website at www.massmutual.com/govnp.
Shares of the Underlying Funds are valued at net asset value on a daily basis. A complete description of the valuation method used in valuing Fund shares may be found in the Underlying Funds’ prospectus.
Surrenders and Withdrawals
IMPORTANT TAX INFORMATION: There are certain restrictions on section 403(b) tax-sheltered annuities. As of December 31, 1988, all section 403(b) annuities have limits on full and partial surrenders. Contributions to the Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless the Contract Owner/employee has a) attained age 59 1∕2, b) a severance from employment, c) died, d) become disabled or e) experienced financial hardship (cash value increases may not be distributed for hardships prior to age 59 1∕2). Distributions prior to age 59 1∕2 due to financial hardship or separation from service may still be subject to a penalty tax of 10%. We will not assume any responsibility for determining whether a withdrawal is permissible, with or without tax penalty, in any particular situation; or in monitoring withdrawal requests regarding pre or post January 1, 1989 Contract Values. Any full or partial Surrender described above may affect the continuing tax-qualified status of some Contracts or plans and may result in adverse tax consequences to the Contract Owner. The Contract Owner, therefore, should consult with a tax adviser before undertaking any such Surrender (See “Federal Tax Considerations”).
After termination of Contributions on your behalf and prior to your Annuity Commencement Date, you will have the following options:
1.Continue your Participant’s Account under the Contract. Under this option, when the selected Annuity Commencement Date arrives, payments will begin under the selected Annuity payout option (See “Annuity Payout Options”). At any time before the Annuity Commencement Date, you may your Participant Account for a lump sum cash settlement in accordance with 3. below.
2.To provide Annuity payouts immediately. The values in your Participant’s Account may be applied, subject to contractual provisions, to provide for Fixed or Variable Annuity payouts, or a combination thereof, commencing immediately, under the selected Annuity payout option under the Contract (See “Annuity Payout Options”).
3.To Surrender your Account in a single sum. The amount received will be the value next computed after receipt of a written Surrender request for complete Surrender at the Empower Administrative Office, less any applicable Contingent Deferred Sales Charge, Annual Maintenance Fee and Premium Taxes. Payment will normally be made within seven days after We receive the written request.
4.To request a partial Surrender of your Participant’s Account. Partial Surrenders are taken from the Sub-Account(s) that you specify. If you do not specify the Sub-Account(s), We will take the amount out of all applicable Sub-Account(s) on a pro rata basis. We will deduct any applicable Sales Charges from the partial Surrender (See “Contract Charges”).
5.To begin making monthly, quarterly, semi-annual or annual withdrawals while allowing your Participant Account to remain in the Accumulation Period. Your Participant Account remains subject to the Annual Maintenance Fee and any fluctuations in the investment results of the Sub-Accounts or any of the underlying investments. You may transfer the values of your Participant Account from one or more Sub-Accounts or the General Account option to any other Sub-Account, the General Account option or to any combination thereof, subject to Contract restrictions (See “Systematic Withdrawal Option”).
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Systematic Withdrawal Option
If permitted by IRS regulations and the terms of the Plan, a Participant can make withdrawals while allowing his or her Participant Account to remain in the Accumulation Period under the Contract. Eligibility under this provision is limited to Participants who have terminated their employment with the Employer at the time they elect the Systematic Withdrawal Option (“SWO”). Payments are limited to 18.0% of the Participant’s Account annually. The minimum payment amount is $100. SWO payments generally are taxable as ordinary income and, if made prior to age 59 1∕2 , an IRS tax penalty may apply. Any Contingent Deferred Sales Charge otherwise applicable is waived on SWO payments.
Participants elect the specific dollar amount to be withdrawn, the frequency of payments (monthly, quarterly, semi-annually or annually) and the duration of payments (either a fixed number of payments or until the Participant’s Account is depleted). The duration of payments may not extend beyond the Participant’s life expectancy as of the beginning date of SWO payments or the joint and last survivor life expectancy of the Participant and the Participant’s Beneficiary. Participants may not elect the SWO if there is an outstanding loan amount.
A Participant can change the terms of a SWO as often as four times in each calendar year, can terminate the SWO at any time, and can elect one of the five available Annuity options or a partial or full lump sum withdrawal. If a partial or full lump sum withdrawal is elected within 12 months of a SWO payment, the Contingent Deferred Sales Charge that was previously waived, if any, will be deducted from the Participant’s Account upon withdrawal. Unless you direct otherwise, SWO payments will be deducted on a pro rata basis from the General Account option and each Sub-Account to which the Participant’s Account is allocated.
The SWO may only be elected pursuant to an election on a form provided by Us. Election of the SWO does not affect Participants’ other rights under the Contracts.
Payment of Surrender Value
Payments from the Sub-Accounts may be delayed beyond seven days only for periods (1) during which the New York Stock Exchange is closed other than customary weekend or holidays closings, or during which trading on the New York Stock Exchange is restricted; (2) during which an emergency exists that makes the valuation and disposal of the securities not reasonably practical; and (3) such other periods that the SEC may by order permit for the protection of investors.
Annuity Options
You are not required to annuitize this Contract. A Participant selects an Annuity Commencement Date (usually between the Participant’s 50th birthday and the date on which the Participant attains their “applicable age” as described under “Federal Tax Considerations”) and an Annuity payout option. The Annuity Commencement Date may be any day of any month before or including the month of a Participant’s 90th birthday, or an earlier date if prescribed by applicable law.
The Annuity Commencement Date and/or the Annuity payment option may be changed from time to time, but any such change must be made at least 30 days prior to the date on which Annuity payouts are scheduled to begin. Annuity payouts will normally be made on the first business day of each month, or another mutually agreed upon business day.
The Contract contains five Annuity payout options that may be selected on either a Fixed or Variable Annuity basis, or a combination thereof. If a Participant does not elect otherwise, We reserve the right to begin Annuity payouts at age 90 under Option 2 with 120 monthly payments certain. However, unless required by applicable law, We will not assume responsibility in determining or monitoring any required minimum distributions (See “Federal Tax Considerations”). Generally, depending on the terms of your retirement plan, you may select from the following payment frequencies: monthly, quarterly, semi-annually, and annually.
Annuity Payout Options
Option 1: Life Annuity where We make monthly Annuity payouts for as long as the Annuitant lives.
❖Payments under this option stop with the last monthly payment preceding the death of the Annuitant, even if the Annuitant dies after one payment. This option offers the maximum level of monthly payments of any of the other life annuity options (Options 2-4) since there is no guarantee of a minimum number of payments nor a provision for a death benefit payable to a Beneficiary.
Option 2: Life Annuity with 120, 180 or 240 Monthly Payments Certain where We make monthly payments for the life of the Annuitant with the provision that payments will be made for a minimum of 120, 180 or 240 months, as elected. If, at the death of the Annuitant, payments have been made for less than the minimum elected number of months, then any remaining guaranteed monthly payments will be paid to the Beneficiary unless other provisions have been made and approved by Us.
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Option 3: Unit Refund Life Annuity where We make monthly payments during the life of the Annuitant terminating with the last payment due prior to the death of the Annuitant, except that an additional payment will be made to the Beneficiary if (a) below exceeds (b) below:

(a)	=	total amount applied under the option at the Annuity Commencement Date
Annuity Unit value at the Annuity Commencement Date
(b)	=	number of Annuity Units represented by each monthly Annuity payout made	×	number of monthly Annuity payouts made
The amount of the additional payments is determined by multiplying the excess, if any, by the Annuity Unit value as of the date We receive Due Proof of Death.
Option 4: Joint and Last Survivor Annuity where We make monthly payments during the joint lifetime of the Annuitant and a designated individual (called the joint Annuitant) and then throughout the remaining lifetime of the survivor, ending with the last payment prior to the death of the survivor.
❖When the Annuity is purchased, the Annuitant elects what percentage (50%, 662/3%, 75% or 100%) of the monthly Annuity payout will continue to be paid to the survivor.
❖Under this Option 4, it would be possible for an Annuitant and joint Annuitant to receive only one payment in the event of the common or simultaneous death of the Annuitant and joint Annuitant prior to the due date for the second payment.
Option 5: Payments for a Designated Period where We agree to make monthly payments for the number of years selected. Under the Contracts, the minimum number of years is five. In the event of the Annuitant’s death prior to the end of the designated period, the present value of any then remaining payments will be paid in one lump sum to the Beneficiary unless other provisions have been made and approved by Us.
❖Option 5 does not involve life contingencies and does not provide any mortality guarantee.
❖Surrenders are subject to the limitations set forth in the Contract and any applicable Contingent Deferred Sales Charges (See “Contract Charges”).
For Contracts issued in New York, no surrenders are permitted by the Annuitant after Annuity payments commence under Option 5.
Once Annuity payouts have started, no Surrenders are permitted except from an annuity under Annuity Payout Option 5 - Payments for a Designated Period – that are paid on a variable basis. Such surrenders may be subject to a Contingent Deferred Sales Charge.
Options 2 and 5 are available only if the guaranteed Annuity payout period is less than the life expectancy of the Annuitant or the joint life expectancy of the Annuitant and their Joint Annuitant at the time the option becomes effective. Such life expectancy shall be computed on the basis of the mortality table prescribed by the IRS or, if none is prescribed, the mortality table then in use by Us.
We may offer other Annuity payout options from time to time. Not all Annuity payout options will be available in all states or in all Contracts.
Calculation of Annuity Payment
During the Annuity Period, your Participant Account Value will be applied to the Annuity Payout Option on either a fixed or variable basis, as you select. The minimum Annuity payout is $20. No election may be made which results in a first payment of less than $20. If at any time Annuity payouts are or become less than $20 We have the right to change the frequency of payment to intervals that will result in payments of at least $20.
Variable Annuity Payments
The value of the Annuity Unit for each Sub-Account in the Separate Account for any day is determined by multiplying the value for the preceding day by the product of (1) the Net Investment Factor (see “Contract Value”) for the day for which the Annuity Unit value is being calculated, and (2) a factor to neutralize the assumed net investment rate discussed below.
The value of the Contract is determined as the product of the value of the Accumulation Unit credited to each Sub-Account no earlier than the close of business on the fifth business day preceding the date the first Annuity payout is due and the number of Accumulation Units credited to each Sub-Account as of the date the Annuity is to commence.
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The first monthly payment varies according to the Annuity payout option selected. The Contract cites Annuity tables derived from the 1983a Individual Annuitant Mortality Table with an assumed interest rate (“A.I.R.”) of 4.00% per annum. The total first monthly Annuity payout is determined by multiplying the value (expressed in thousands of dollars) of a Sub-Account (less any applicable Premium Taxes) by the amount of the first monthly payment per $1,000 of value obtained from the tables in the Contracts. With respect to Fixed Annuities only, the current rate will be applied if it is higher than the rate under the tables in the Contract.
Level Annuity payouts would be provided if the net investment rate remained constant and equal to the A.I.R. In fact, payments will vary up or down in the proportion that the net investment rate varies up or down from the A.I.R. A higher A.I.R. may produce a higher initial payment but more slowly rising and more rapidly falling subsequent payments than would a lower interest rate assumption.
The amount of the first monthly Annuity payout, determined as described above, is divided by the value of an Annuity Unit for the appropriate Sub-Account not later than the fifth business day preceding the day on which the payment is due in order to determine the number of Annuity Units represented by the first payment. This number of
Annuity Units remains fixed during the Annuity Period, and in each subsequent month the dollar amount of the Annuity payout is determined by multiplying this fixed number of Annuity Units by the then current Annuity Unit value.
The Annuity payouts will be made on the date selected. The Annuity Unit value used in calculating the amount of the Annuity payouts will be based on an Annuity Unit value determined as of the close of business on a day not more than the fifth business day preceding the date of the Annuity payout.
Here is an example of how a Variable Annuity is determined:

ILLUSTRATION OF ANNUITY PAYOUTS: (UNISEX) AGE 65, LIFE ANNUITY WITH 120 PAYMENTS CERTAIN
A.	Net amount applied	$139,782.50
B.	Initial monthly income per $1,000 of payment applied	6.13
C.	Initial monthly payment (A × B ÷ 1,000)	$856.87
D.	Annuity Unit Value	3.125
E.	Number of monthly annuity units (C ÷ D)	274.198
F.	Assume annuity unit value for second month equal to	2.897
G.	Second monthly payment (F × E)	$794.35
H.	Assume annuity unit value for third month equal to	3.415
I.	Third month payment (H × E)	$936.39
The above figures are simply to illustrate the calculation of a Variable Annuity and have no bearing on the actual historical record of any Separate Account.
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Benefits Available Under the Contract
The following table summarizes information about the benefits under the Contract.

Benefit	Purpose	Whether Benefit Is Standard or Optional	Maximum Fee	Restrictions/ Limitations
Death Benefit
If the participant dies during the Accumulation Period, then the type of death benefit paid depends on whether the participant died (a) before age 65, or (b) on or after age 65. If the participant died before age 65, a Minimum Death Benefit is payable to the Beneficiary, which is generally the greater of the greater of (a) the value of the Participant Account and (b) 100% of the Contributions to the Participant Account less prior Surrenders and outstanding Participant loans. If the participant dies on or after age 65, then the Contract pays a death benefit equal to the Participant Account Value, less any outstanding charges and loan balances.
Standard
1.25% (Either deducted via Method 1 (daily deduction as a percentage of net asset value of each fund) or Method 2 (quarterly deduction as a percentage of the average daily assets of Sub-Accounts during calendar quarter), depending on which method is selected by your Employer)

•For Minimum Death Benefit, value of Participant account measured on date that all completed paperwork received for all states except IL. In IL, measured on date Due Proof of Death is received.
•The deduction of advisory fees will reduce your death benefit.

Participant Loan	The Participant may be able request a loan from his or her Participant Account Value during the Accumulation Phase if permitted by the Code and the terms of the Plan.	Standard	Loan set-up fee of $50.00 and annual loan administration fee of $50.00.	•Must be permitted by the Code and the terms of the Plan.
Systemic Withdrawal Option	The Participant may be able request a loan from his or her Participant Account Value during the Accumulation Phase if permitted by the Code and the terms of the Plan.	Standard	None
•Limited to Participants who have terminated their employment with the Employer;
•Duration of payments may not extend beyond the Participant’s life expectancy;
•A Participant may not elect the Systemic Withdrawal Option if there is an outstanding Loan.

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Death Benefits
Determination of the Beneficiary: The Beneficiary is the person or persons designated to receive payment of the death benefit upon the death of the Participant. If no designated Beneficiary remains living at the death of the Participant, the Participant’s estate is the Beneficiary.
Death before the Annuity Commencement Date:
•Death prior to age 65: If the Participant dies before the Annuity Commencement Date or the Participant’s attainment of age 65 (whichever comes first) the Minimum Death Benefit is payable to the Beneficiary. The Minimum Death Benefit is the greater of (a) the value of your Participant Account determined as of the day we receive Due Proof of Death and our receipt of a completed settlement instruction at our Administrative Offices or (b) 100% of the total Contributions made to your Participant Account, reduced by any prior partial Surrenders or outstanding Participant loan indebtedness. For Contracts purchased in Illinois, the Minimum Death Benefit is the greater of (a) the value of your Participant Account determined as of the day we receive Due Proof of Death at our Administrative Offices or (b) 100% of the total Contributions made to your Participant Account, reduced by any prior partial Surrenders or outstanding Participant loan indebtedness. To the extent you have Related Contracts under your plan, we may take into consideration corresponding Participant Account values, Contributions, Surrenders, or loan indebtedness in calculating the Minimum Death Benefit. The value of a Participant’s Account on any Valuation Day before the Annuity Commencement Date will be reduced by any applicable Premium Taxes not already deducted.
•Death on or after age 65: If the Participant dies before the Annuity Commencement Date but on or after the Participant’s 65th birthday, the Beneficiary(ies) will receive the value of your Participant Account (less any applicable Premium Taxes not already deducted) as of the date we receive Due Proof of Death and our receipt of a completed settlement instruction at our Administrative Offices. For Contracts purchased in Illinois, the Beneficiary(ies) will receive the value of your Participant Account (less any applicable Premium Taxes not already deducted) as of the date we receive Due Proof of Death at our Administrative Offices.
Calculation of the death benefit: Except for Contracts purchased in Illinois, if the Participant dies before the Annuity Commencement Date, the death benefit will be calculated as of the date we receive Due Proof of Death and our receipt of a completed settlement instruction. The death benefit remains invested in the Separate Account and/or General Account option according to your last instructions until the proceeds are paid or we receive new settlement instructions from the Beneficiary. During the time period between our receipt of Due Proof of Death and our receipt of the completed settlement instructions, the calculated death benefit will be subject to market fluctuations. Upon receipt of complete settlement instructions, we will calculate the payable amount.
If the proceeds are taken in a single sum, payment will normally be made within seven days of our receipt of completed settlement instructions.
You may apply the death benefit payment to any one of the Annuity payout options (See “Annuity Payout Options”) instead of receiving the death benefit payment in a single sum. An election to receive payment of death benefits under an Annuity payout option must be made before a lump sum settlement and within one year after the death by written notice to us at our Administrative Offices. Proceeds due on death may be applied to provide variable payments, fixed payments, or a combination of variable and fixed payments. No election to provide Annuity payouts will become operative unless the initial Annuity payout is at least $20 on either a variable or fixed basis, or $20 on each basis when a combination benefit is elected. The manner in which the Annuity payouts are determined and in which they may vary from month to month are the same as applicable to a Participant’s Account after retirement (See “Contract Value”).
Death on or after the Annuity Commencement Date: If the Annuitant dies on or after the Annuity Commencement Date, there may be no payout at death unless the Annuitant has elected an Annuity payout option that permits the Beneficiary to elect to continue Annuity payouts or to receive the computed value.
Participant Loans
During the Accumulation Period, a Participant under a Tax-sheltered Annuity plan may request a loan from his or her Participant Account, if permitted by the Plan. Loans from a Participant’s Account may not be available in all states or may be subject to restrictions. When you initiate a loan from your Participant Account, We deduct a loan set-up fee of $50. In addition, while your loan is outstanding, We deduct a $50 annual loan administration fee from your Participant Account on a quarterly basis. We deduct 25 percent of the annual fee on the last Valuation Day of each quarter, or from the proceeds of a full Surrender of your Participant Account.
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When you take a loan from your Participant Account, for record-keeping purposes, an amount equal to your loan, plus interest, is placed into a loan account. When you make loan repayments, the amount of the loan account decreases until your loan account is re-paid in full. You must pay back your loan according to the payment schedule set by the terms of your loan agreement. The loan agreement describes the terms, conditions, and any fees or charges of your loan.
Loans will have a permanent effect on the Participant’s Account because the investment results of each Sub-Account will apply only to the amount remaining in such Sub-Account. The longer a loan is outstanding, the greater the impact on the Participant’s Account is likely to be. Also, if not repaid, the outstanding loan balance will reduce the death benefit otherwise payable to the Beneficiary.
Federal Tax Considerations
General
The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on Our understanding of the existing provisions of the Code, Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income.
This summary has been prepared by Us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.
THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.
Civil Unions & Domestic Partnerships
Upon your death, a surviving spouse may have certain continuation rights under the Contract that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of ”spouse“ under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Parties to a civil union or domestic partnership are not treated as spouses under federal law. Consequently, certain transactions, such as change of ownership or continuation of the contract after death, may be taxable to those individuals. You should consult a tax and/or legal advisor for more information on this subject if it applies to you.
Tax Reporting
The federal, as well as state and local, tax laws and regulations require Us to report certain transactions with respect to the Contract (such as an exchange of or a distribution from the Contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide you with a copy of what was reported. This copy is not intended to supplant your own records. It is your responsibility to ensure that what you report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on your books and records. You should review whatever is reported to the taxing authorities by Us against your own records, and in consultation with your own tax advisor, and should notify Us if you find any discrepancies in case corrections have to be made.
Taxation of Talcott Resolution and the Separate Account
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The Separate Account is taxed as part of Talcott Resolution which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a ”regulated investment company“ under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. (See ”Contract Value“). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.
Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. Talcott Resolution is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since Talcott Resolution is the owner of the assets from which the tax benefits are derived.
Diversification of the Separate Account
For certain types of Contracts, the Internal Revenue Code (”Code“) requires that investments supporting these Contracts be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Underlying Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.
The Treasury Department’s diversification regulations under Code Section 817(h) require, among other things, that:
•no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,
•no more than 70% is represented by any two investments,
•no more than 80% is represented by any three investments and
•no more than 90% is represented by any four investments.
In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.
A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to pay the tax due for the period during which the diversification requirements were not met.
Tax Ownership of the Assets in the Separate Account
In order for certain variable annuity contracts to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the ”owner“ of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the ”tax owner“ of certain separate account assets, income and gain from such assets would be includable in the variable contract owner’s gross income. The U.S. Tax Court followed the IRS position and held that a variable contract owner would be treated for federal tax purposes as the owner of the separate account assets (Webber v. Commissioner, 14 Tax Court No. 17, June 30, 2015). The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular sub-accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and variable life insurance contracts. The distinction between when a variable contract owner will be determined to own the separate account under the analysis of the IRS and the Tax Court can best be illustrated by the following IRS rulings.
Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer’s separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such ”public availability“ means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in Our Separate Account for your Contract are available for purchase except through an insurer’s variable contracts or by other permitted entities.
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Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Underlying Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, We believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, We reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.
Non-Natural Persons as Owners
Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:
•A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),
•A contract acquired by the estate of a decedent by reason of such decedent’s death,
•Certain contracts acquired with respect to tax-qualified retirement arrangements,
•Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or
•A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract’s purchase.
A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.
Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the ”holder“ in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a ”holder.“ In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the ”holder.“ However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.
Annuity Purchases by Nonresident Aliens and Foreign Corporations
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to Talcott Resolution. If withholding applies, We are required to withhold tax at the 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence.
Generation Skipping Transfer Tax
Under certain circumstances, the Code may impose a ”generation skipping transfer tax“ when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require Talcott Resolution to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
Tax-Qualified Retirement Plans
This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.
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The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a ”Qualified Plan“ or ”Plan“). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.
The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not Us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance with regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on Our books and records. If you are purchasing a Contract through a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Contract Value.
The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into Our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.
We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.
Individual Retirement Annuities (”IRAs“)
In addition to ”traditional“ IRAs governed by Code Sections 408(a) and (b) (”Traditional IRAs“), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.
a.Traditional IRAs
Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions (”RMDs“) when the Owner reaches their Required Beginning Date or dies (or the distribution qualifies for one of the other exceptions to the penalty on early distributions), as described below, may result in imposition of a 25% penalty tax on any excess of the RMD amount over the amount actually distributed. This excise tax is reduced to 10% if a distribution of the shortfall is made within two years and to the date the excise tax is assessed or imposed by the IRS. In addition, any amount received before the Owner reaches age 59 1∕2 or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.
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You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. Effective January 1, 2020, non-spouse ”designated beneficiaries“ of a deceased Owner must generally receive distributions within 10 years of the death of the Owner. However, the life expectancy payout option (a/k/a ”IRA stretch“) is still available for non-spouse beneficiaries who are ”Eligible Designated Beneficiaries“ enabling them to make a tax-free ”direct rollover“ (in the form of a direct transfer between Plan fiduciaries, as described below in ”Rollover Distributions“) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an ”inherited IRA“ that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant). ”Eligible Designated Beneficiaries“ include beneficiaries who are not more than 10 years younger, disabled, chronically ill, and minors until age of majority, at which time the 10-year rule applies. In addition, such a Plan is not required to permit such a rollover.
b.SEP IRAs
Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension (”SEP“) or a SEP IRA. A SEP IRA can have employer, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
c.SIMPLE IRAs
The Savings Incentive Match Plan for Employees of small employers (”SIMPLE Plan“) is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees (”SIMPLE IRAs“). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 25% penalty tax for failure to make a full RMD (or reduced amount), and to the 10% penalty tax on premature distributions, as described below. In addition, the 10% penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.
If We do not serve as the Designated Financial Institution for your employer’s SIMPLE Plan, for you to use one of Our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with Us.
d.Roth IRAs
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Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner’s lifetime. Generally, however, upon the Owner’s death the amount remaining in a Roth IRA must be distributed by the end of the tenth year after such death for non-spouse designated beneficiaries or distributed over the life or life expectancy of an Eligible Designated Beneficiary. The Owner of a Traditional IRA or other qualified plan assets may convert a Traditional IRA into a Roth IRA under certain circumstances. The conversion of a Traditional IRA or other qualified plan assets to a Roth IRA will subject the fair market value of the converted Traditional IRA to federal income tax in the year of conversion. In addition to the amount held in the converted Traditional IRA, the fair market value may include the value of additional benefits provided by the annuity contract on the date of conversion, based on reasonable actuarial assumptions. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. Distributions from eligible Qualified Plans can be ”rolled over“ directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a ”conversion“ Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan
Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of ”incidental“ death benefits, and the time when RMDs must commence. There are annual limits on contributions to 401(a) defined contribution plans generally, and to 401(k) plans specifically. Salary reduction contributions to a 401(k) option cannot exceed the lesser of a dollar limit ($23,500 in 2025) or 100% of the employee’s ”includible compensation.“ For participants over age 50, a special additional catch-up provision may be available ($7,500 in 2025 or $11,250 if the participant is age 60-63). In addition, a Plan’s provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. In addition, elective deferrals made by participants under a 401(k) arrangement are subject to specific distribution limitations similar to those outlined below for 403(b) plans. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.
In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits ”incidental“ to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.
Tax-Sheltered Annuity under Section 403(b) (”TSA“)
Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code Section 501(c)(3) to purchase a ”tax-sheltered annuity“ (”TSA“) contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee’s gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit ($23,500 in 2025) or 100% of the employee’s ”includable compensation“ for the most recent full year of service, subject to other adjustments. There are also legal limits on the annual elective deferrals a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased ($7,500 in 2025 or $11,250 if the participant is age 60-63). A TSA participant should contact the Plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.
A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:
a.after the employee reaches age 59 1∕2;
b.upon the employee’s separation from service;
c.upon the employee’s death or disability;
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d.in the case of hardship as defined in applicable regulations (and in the case of hardship, any income attributable to such contributions may not be distributed);
e.as a qualified reservist distribution upon certain calls to active duty; or
f.with respect to amounts invested in a lifetime income investment, the date that is 90 days prior to the day that such lifetime income investment may no longer be held as an investment option under the plan.
An employer sponsoring a TSA may impose additional restrictions on your TSA through its Plan document.
Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits ”incidental“ to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA.
Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant’s or beneficiary’s accumulated benefit immediately before such exchange (taking into account such participant’s or beneficiary’s accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant’s employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information.
Deferred Compensation Plans under Section 457 (”Section 457 Plans“)
Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a ”governmental employer“ is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an ”Eligible Deferred Compensation Plan“ or ”Section 457(b) Plan.“ Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant’s includible compensation or (2) the applicable dollar amount, ($23,500 in 2025). The Plan may provide for additional ”catch-up“ contributions. One catch-up contribution allows participants over age 50 to make additional contributions each year ($7,500 in 2025 or $11,250 if the participant is age 60-63); while another permits 457(b) pre-retirement contributions in the three prior years to, but not including, the year the participant reaches normal retirement age. A participant cannot use both catch-up provisions concurrently. In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 59 1∕2, (2) the participant has a severance from employment (including death), (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations), or (4) with respect to amounts invested in a lifetime income investment, the date that is 90 days prior to the date that such lifetime income investment may no longer be held as an investment option under the Plan.
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Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts, certain other insurance contracts, and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (nongovernmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. Where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer’s general creditors under Code Section 457(b)(6).
Taxation of Amounts Received from Qualified Plans
Except under certain circumstances in the case of Roth IRAs or Roth accounts in a Qualified Plan, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other ”investment in the contract.“ For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, Code Section 72 provides the tax rules for determining what portion of each amount received represents a tax-free recovery of ”investment in the contract“.
For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the ”investment in the contract,“ based on the ratio of the ”investment in the contract“ over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.
In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.
Penalty Taxes for Qualified Plans
Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions (”RMDs“). Penalty taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The penalty taxes on premature distributions and failures to make timely RMDs are more uniform and are described in more detail below.
a.Penalty Taxes on Premature Distributions
Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59 1∕2. However, this 10% penalty tax does not apply to a distribution that is either:
i.made to a beneficiary (or to the employee’s estate) on or after the employee’s death;
ii.attributable to the employee’s becoming disabled under Code Section 72(m)(7);
iii. part of a series of substantially equal periodic payments (not less frequently than annually  —  ”SEPPs“) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary (”SEPP Exception“), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;
iv.(except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);
v.(except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);
vi.not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year which are not reimbursed by health insurance (without regard to whether the taxpayer deducts the unreimbursed medical expenses);
vii.certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty;
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viii.distributions of up to $5,000 from a retirement plan in the case of a birth or adoption of a child under Code Section 72(t)(2)(H); or
ix.certain designated qualified disaster distributions.
In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:
i.made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;
ii.not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7);
iii.for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8); or
iv.certain other exceptions to the 10% penalty tax.
If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59 1∕2 and (b) 5 years have elapsed since the first of these periodic payments.
For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual’s employer under a SIMPLE Plan, the 10% penalty tax rate is increased to 25%.
b.RMDs and 25% Penalty Tax
If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution (”RMD“) for the year, the participant is subject to a 25% penalty tax on the amount that has not been timely distributed. This excise tax is reduced to 10% if a distribution of the shortfall is made within two years and to the date the excise tax is assessed or imposed by the IRS.
An individual’s interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of  —
i.the calendar year in which the individual attains their applicable age, or
ii.(except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.
If the individual attains (1) age 70 1∕2 before 2020, the applicable age is 70 1∕2; (2) age 72 during or after 2020 but before 2023, the applicable age is 72; (3) age 72 during or after 2023 and age 73 before 2033, the applicable age is 73; or (4) age 74 after 2032, the applicable age is 75.
The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over  —
a.the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or
b.over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.
Effective January 1, 2020, non-spouse ”designated beneficiaries“ of a deceased plan participant Owner must generally receive distributions within 10 years of the death of the participant. However, the life expectancy payout option (a/k/a ”stretch payout“) is still available for non-spouse beneficiaries who are ”Eligible Designated Beneficiaries“ enabling them to make a tax-free ”direct rollover“ (in the form of a direct transfer between Plan fiduciaries, as described below in ”Rollover Distributions“) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an ”inherited IRA“ that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant). ”Eligible Designated Beneficiaries“ include beneficiaries who are not more than 10 years younger, disabled, chronically ill, and minors until age of majority, at which time the 10-year rule applies.
If an individual dies after RMDs have begun for such individual, any remainder of the individual’s interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual’s death.
The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner’s surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
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The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount. RMDs also can be made in the form of Annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.
In addition, in computing any RMD amount based on a contract’s account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 25% penalty tax for RMDs (or reduced amount) if such additional RMD amount is not timely distributed. There is a recent exception to the RMD rules for certain lifetime income annuity benefits (Qualified Longevity Annuity Contracts, or ”QLAC“), provided by Revenue Ruling 2012-3 and proposed Treasury regulations.
Tax Withholding for Qualified Plans
Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. The federal income tax withholding requirements, including any ”elections out“ and the rate at which withholding applies are different for periodic and non-periodic distributions. Special rules apply when the distribution is an ”eligible rollover distribution“ from a Qualified Plan (described below in ”Rollover Distributions“). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the ”eligible rollover distribution,“ to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in ”Rollover Distributions“). Payees cannot elect out of this mandatory 20% withholding in the case of such an ”eligible rollover distribution.“
Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.
Regardless of any ”election out“ (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee’s total tax liability.
Rollover Distributions
The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plans (a ”direct transfer“ or a ”direct rollover“) or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a ”60-day rollover“), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, We advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.
For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transferor Plan and if other applicable conditions are met. Such a ”direct transfer“ between the same kinds of Plan is generally not treated as any form of ”distribution“ out of such a Plan for federal income tax purposes.
By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a ”distribution“ out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a ”direct rollover“ (made directly to another Plan) or as a ”60-day rollover.“ The tax restrictions and other rules for a ”direct rollover“ and a ”60-day rollover“ are similar in many ways, but if any ”eligible rollover distribution“ made from certain types of Qualified Plan is not transferred directly to another Plan by a ”direct rollover,“ then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a ”60-day rollover“ by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a ”60-day rollover“, the amount that is not rolled over remains subject to normal income tax plus any applicable penalty.
Under Code Sections 402(f)(2)(A) and 3405(c)(3) an ”eligible rollover distribution“ (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a ”direct rollover“) is generally any distribution to an employee of any portion (or all) of the balance to the employee’s credit in any of the following types of ”Eligible Retirement Plan“: (1) a Qualified Plan under Code Section 401(a) (”Qualified 401(a) Plan“), (2) a qualified annuity plan under Code Section 403(a) (”Qualified Annuity Plan“), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an ”eligible rollover distribution“ does not include any distribution that is either  —
a.an RMD amount;
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b.one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or
c.any distribution made upon hardship of the employee.
Before making an ”eligible rollover distribution,“ a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the ”direct rollover“ and ”60-day rollover“ rules and the distribution’s exposure to the 20% mandatory withholding if it is not made by ”direct rollover.“ Generally, under Code Sections 402(c), 403(b)(8) and 457 (e)(16), a ”direct rollover“ or a ”60-day rollover“ of an ”eligible rollover distribution“ can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an ”eligible rollover distribution“ that can qualify for a tax-free ”60-day rollover“ is limited to the amount that otherwise would be includable in gross income. By contrast, a ”direct rollover“ of an ”eligible rollover distribution“ can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a ”predecessor“ Qualified Plan.
Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free ”direct rollover“ or ”60-day rollover“ can be made between a ”Non-Roth IRA“ (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from Non-Roth IRA to a Roth IRA, or a ”conversion“ of a Non-Roth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free ”direct rollover“ or ”60-day rollover“ can be made between an ”inherited IRA“ (Non-Roth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a ”direct rollover“ or a ”60-day rollover“ to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a ”direct rollover“ or a ”60-day rollover“ to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no l-year limit applies to any such ”direct rollover.“ Similar rules apply to a ”direct rollover“ or a ”60-day rollover“ of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer’s SIMPLE Plan is generally disqualified (and subject to the 25% penalty tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a ”direct rollover“ or a ”60-day rollover“ to an Eligible Retirement Plan that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).
Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a non-spouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS and to qualified Coronavirus Related Distributions.
Distribution
The Contracts are no longer offered for sale. MML Distributors, LLC (”MMLD“), a subsidiary of Massachusetts Mutual Life Insurance Company (”MassMutual“), is the principal underwriter of the Contracts, which are sold by affiliated and unaffiliated broker-dealer, and financial institutions.
MMLD is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (”FINRA“). The principal business address of MMLD is 1295 State Street, Springfield, MA 01111.
Financial Intermediaries receive commissions (described below under ”Commissions“). Certain selected Financial Intermediaries also receive additional compensation (described below under ”Additional Payments“). All or a portion of the payments made to Financial Intermediaries may be passed on to Registered Representatives according to a Financial Intermediaries’ internal compensation practices.
Affiliated broker-dealers also employ individuals called ”wholesalers“ in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract value.
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Commissions
Upfront commissions paid to Financial Intermediaries generally range from 0% to up to 7% of each Contribution you pay for your Contract. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1.20% of your Contract value. MMLD pays different commissions based on the Contract variation that you buy.
Commission arrangements vary from one Financial Intermediary to another. We and MMLD are not involved in determining your Registered Representative’s compensation. Under certain circumstances, your Registered Representative may be required to return all or a portion of the commissions paid.
Check with your Registered Representative to verify whether your account is a brokerage or an advisory account. Your interests may differ from Ours and your Registered Representative (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your Registered Representative (or the Financial Intermediary with which they are associated) can be paid both by you and MMLD and its affiliates based on what you buy. Therefore, profits, and your Registered Representative’s (or their Financial Intermediary’s) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.
Additional Payments
Subject to FINRA and Financial Intermediary rules, MMLD and its affiliates also make additional payments to Financial Intermediaries (who may or may not be affiliated with Us) to encourage the sale of this Contract and other contracts that We issue to retirement programs that We or Our affiliates offer (”Additional Payments“). Additional Payments are generally based on average net assets (or aged assets) of the contracts or programs attributable to a particular Financial Intermediary, on sales of the contracts or programs attributable to a particular Financial Intermediary, and/or sales expenses. Additional Payments may be used for various purposes, and may take various forms, such as:
•Payments for access to Registered Representatives and/or Financial Intermediaries, such as through one-on-one wholesaler visits or attendance at national sales meetings or similar events.
•Payments for inclusion of Our products on a Financial Intermediary’s ”preferred list“; participation in, or visibility at, national and regional conferences; and/or articles in Financial Intermediary publications highlighting Our products and services.
•Payments for various marketing expenses such as joint marketing campaigns and/or Financial Intermediary event advertising/participation; sponsorship of Financial Intermediary sales contests and/or promotions in which participants (including Registered Representatives) receive prizes such as travel awards, merchandise and recognition; and expenses of generating clients.
•Payment and support to Underlying Fund companies including Fund related wholesaler support, training and marketing activities for certain Funds, and providing sales activity reports.
•Sales support through such things as providing hardware and software, operational and systems integration, links to Our website from a Financial Intermediary’s websites; shareholder services (including sub-accounting) sponsorship of Financial Intermediary due diligence meetings; and/or expense allowances and reimbursements.
•”Due diligence“ payments for a Financial Intermediary’s examination of a product; payments for educational training, sales or training seminars, conferences and programs, sales and service desk training, and/or client or prospect seminar sponsorships.
•Occasional meals and entertainment, tickets to sporting events and other gifts.
More Information
Modification of the Contracts
Subject to any federal and state regulatory restrictions, We may modify the Contracts at any time by written agreement between the Contract Owner and Us. No modification will affect the amount or term of any Annuities begun prior to the effective date of the modification, unless it is required to conform the Contract to, or give the Contract Owner the benefit of, any federal or state statutes or any rule or regulation of the U.S. Treasury Department or the Internal Revenue Service.
On or after the fifth anniversary of any contract we may change, from time to time, any or all of the terms of the Contracts by giving 90 days advance written notice to the Contract Owner, except that the Annuity tables, guaranteed interest rates and the Contingent Deferred Sales Charges which are applicable at the time a Participant’s Account is established under a contract, will continue to be applicable.
41

We may modify the Contract at any time if such modification: (i) is necessary to make the Contract or the Separate Account comply with any law or regulation issued by a governmental agency to which We are subject; or (ii) is necessary to assure continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or annuity contracts; or (iii) is necessary to reflect a change in the operation of the Separate Account or the Sub-Accounts); or (iv) provides additional Separate Account options; or (v) withdraws Separate Account options. In the event of any such modification We will provide notice to the Contract Owner or to the payee(s) during the Annuity period. Talcott may also make appropriate endorsement in the Contract to reflect such modification.
A contract may be suspended by the Contract Owner by giving us written notice at least 90 days before the effective date of the suspension at our Administrative Office. A contract will be suspended automatically on its anniversary if the Contract Owner fails to assent to any modification of a contract. In this context, such modifications would have become effective on or before that anniversary.
Upon suspension of a 403(b) Contract, we will continue to accept Contributions, subject to the terms of the Contract, as such terms are applicable to Participant’s Accounts under the Contracts prior to such suspension. However, no Contributions will be accepted on behalf of any new Participant Accounts. Annuitants at the time of any suspension will continue to receive their Annuity payouts. The suspension of a 403(b) Contract will not preclude a Contract Owner from applying existing Participant’s Accounts to the purchase of Fixed or Variable Annuity benefits.
Upon suspension of all other Contracts, Talcott Resolution will not accept future contributions.
Reservation of Rights Under the Contract
We may, at Our sole discretion, elect not to exercise a right or reservation specified in this Contract. If we elect not to exercise a right or reservation, We are not waiving it. We may decide to exercise a right or a reservation that We previously did not exercise.
Legal Proceeding
Like other insurance companies, We are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, We do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts.
Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s results of operations or cash flows in particular quarterly or annual periods.
42

Appendix A – Underlying Funds
The following is a list of the Underlying Funds currently available under the Contract. In the event more than one Underlying Funds were offered under the Contract, the Underlying Funds available to you may vary by Employer. In such an event, you should refer to your retirement plan documents for a list of Underlying Funds available to you. More information about the Underlying Fund is available in the prospectuses for the Fund, which may be amended from time to time and can be found online at https://plan.empower-retirement.com/plancloudws/fundprospectus. You can also request this information at no cost by calling (844) 804-8989 or sending an email request to participantservices@empower.com.
The current expenses and performance information below reflect fees and expenses of the Underlying Funds, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. The past performance of a Fund is not necessarily an indication of future performance.

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Mid-Cap Growth	AB Discovery Growth Fund - Class A*	0.93%	17.37%	8.51%	9.94%
	Adviser: AllianceBernstein L.P.
	Subadviser: N/A
US Fund Small Value	AB Discovery Value Fund - Class A	1.09%	9.61%	8.36%	7.18%
	Adviser: AllianceBernstein L.P.
	Subadviser: N/A
US Fund Global Bond-USD Hedged	AB Global Bond Fund - Class A	0.80%	2.31%	-0.10%	1.54%
	Adviser: AllianceBernstein L.P.
	Subadviser: N/A
US Fund Tactical Allocation	AB Global Risk Allocation Fund - Class A*	1.42%	7.47%	4.93%	4.50%
	Adviser: AllianceBernstein L.P.
	Subadviser: N/A
US Fund Large Growth	AB Growth Fund - Class A	1.12%	31.70%	15.96%	15.46%
	Adviser: AllianceBernstein L.P.
	Subadviser: N/A
US Fund High Yield Bond	AB High Income Fund - Class A	0.90%	8.62%	3.41%	4.22%
	Adviser: AllianceBernstein L.P.
	Subadviser: N/A
US Fund Foreign Large Value	AB International Value Fund - Class A*	1.23%	4.80%	3.95%	3.25%
	Adviser: AllianceBernstein L.P.
	Subadviser: N/A
US Fund Large Value	AB Large Cap Value Fund - Class A (Effective 10/1/24, AB Value Fund was renamed AB Large Cap Value Fund)	0.89%	15.58%	10.30%	6.80%
	Adviser: AllianceBernstein L.P.
	Subadviser: N/A
US Fund Large Value	AB Relative Value Fund - Class A* (Closed to Contracts issued on or about 6/13/2008)	0.90%	12.68%	9.48%	9.31%
	Adviser: AllianceBernstein L.P.
	Subadviser: N/A
APP A-1

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Foreign Large Growth	AB Sustainable International Thematic Fund - Class A*	1.04%	-0.32%	2.93%	4.01%
	Adviser: AllianceBernstein L.P.
	Subadviser: N/A
US Fund Large Growth	Alger Capital Appreciation Institutional Fund - Class I	1.24%	49.59%	17.62%	15.30%
	Adviser: Fred Alger Management, LLC
	Subadviser: N/A
US Fund Mid-Cap Growth	Alger Mid Cap Growth Institutional Fund - Class I*	1.25%	20.02%	10.30%	9.74%
	Adviser: Fred Alger Management, LLC
	Subadviser: N/A
US Fund Small Growth	Alger Small Cap Growth Institutional Fund - Class I	1.41%	7.77%	3.70%	7.55%
	Adviser: Fred Alger Management, LLC
	Subadviser: N/A
US Fund Moderate Allocation	Allspring Asset Allocation Fund - Class A*	1.07%	10.66%	6.49%	5.41%
	Adviser: Allspring Funds Management, LLC
	Subadviser: Allspring Global Investments, LLC
US Fund Intermediate Core Bond	Allspring Core Bond Fund - Class A*	0.70%	1.40%	-0.37%	1.10%
	Adviser: Allspring Funds Management, LLC
	Subadviser: Allspring Global Investments, LLC
US Fund Diversified Emerging Mkts	Allspring Emerging Markets Equity Fund - Class A*	1.43%	3.37%	-0.92%	2.88%
	Adviser: Allspring Funds Management, LLC
	Subadviser: Allspring Global Investments, LLC
US Fund Foreign Large Value	Allspring International Equity Fund - Class A*	1.15%	0.05%	2.49%	3.61%
	Adviser: Allspring Funds Management, LLC
	Subadviser: Allspring Global Investments, LLC
APP A-2

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Utilities	Allspring Utility and Telecommunications Fund - Class A*	1.04%	17.68%	5.06%	7.08%
	Adviser: Allspring Funds Management, LLC
	Subadviser: Allspring Global Investments, LLC
US Fund Large Blend	American Century Equity Growth Fund - Class A	0.91%	24.42%	11.33%	10.06%
	Adviser: American Century Investment Management Inc
	Subadviser: N/A
US Fund Large Value	American Century Equity Income Fund - Class A	1.18%	10.26%	5.34%	7.55%
	Adviser: American Century Investment Management Inc
	Subadviser: N/A
US Fund Large Value	American Century Focused Large Cap Value Fund - Class A	1.09%	10.87%	7.44%	7.43%
	Adviser: American Century Investment Management Inc
	Subadviser: N/A
US Fund Large Growth	American Century Growth Fund - Class A*	1.14%	25.92%	16.11%	14.68%
	Adviser: American Century Investment Management Inc
	Subadviser: N/A
US Fund Mid-Cap Growth	American Century Heritage Fund - Class A	1.25%	24.55%	11.10%	10.65%
	Adviser: American Century Investment Management Inc
	Subadviser: N/A
US Fund Inflation-Protected Bond	American Century Inflation-Adjusted Bond Fund - Class A (Closed to Contracts issued on or about 6/13/2008)	0.79%	1.53%	1.29%	1.58%
	Adviser: American Century Investment Management Inc
	Subadviser: N/A
US Fund Small Blend	American Century Small Company Fund - Class A	1.11%	4.16%	6.73%	5.64%
	Adviser: American Century Investment Management Inc
	Subadviser: N/A
APP A-3

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Money Market-Taxable	American Century U.S. Government Money Market Fund - Class A	0.71%	4.62%	2.05%	1.48%
	Adviser: American Century Investment Management Inc
	Subadviser: N/A
US Fund Large Growth	American Century Ultra® Fund - Class A* (Closed to Contracts issued on or about 6/13/2008)	1.14%	29.21%	17.97%	16.15%
	Adviser: American Century Investment Management Inc
	Subadviser: N/A
US Fund Large Growth	American Funds AMCAP Fund® - Class R3	0.98%	20.73%	10.79%	10.57%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Moderate Allocation	American Funds American Balanced Fund® - Class R3	0.89%	14.57%	7.77%	7.77%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Large Value	American Funds American Mutual Fund® - Class R3	0.91%	14.57%	9.10%	8.98%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Global Allocation	American Funds Capital Income Builder® - Class R3	0.91%	9.89%	5.45%	5.18%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Global Large-Stock Blend	American Funds Capital World Growth and Income Fund℠ - Class R3	1.06%	13.53%	8.21%	7.87%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Large Blend	American Funds Fundamental Investors Fund℠ - Class R3	0.92%	22.63%	12.31%	11.63%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Global Large-Stock Growth	American Funds New Perspective Fund® - Class R3	1.06%	16.39%	10.75%	10.75%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
APP A-4

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Diversified Emerging Mkts	American Funds New World Fund® - Class R3	1.22%	6.20%	4.39%	5.87%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Large Blend	American Funds Washington Mutual Investors Fund - Class R3	0.91%	18.57%	11.68%	10.96%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Foreign Large Growth	American Funds EuroPacific Growth Fund® - Class R3	1.12%	4.36%	3.27%	4.98%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Intermediate Core Bond	American Funds The Bond Fund of America® - Class R3*	0.89%	0.86%	-0.01%	1.22%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Large Growth	American Funds The Growth Fund of America® - Class R3	0.94%	28.02%	14.58%	13.29%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Moderately Aggressive Allocation	American Funds The Income Fund of America® - Class R3	0.91%	10.52%	6.22%	6.34%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Large Blend	American Funds The Investment Company of America® - Class R3	0.91%	24.54%	13.81%	11.43%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Global Large-Stock Growth	American Funds The New Economy Fund® - Class R3	1.06%	23.26%	10.55%	10.86%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Mid-Cap Blend	AMG GW&K Small/Mid Cap Core Fund - Class N*	1.07%	10.62%	9.90%	8.46%
	Adviser: AMG Funds LLC
	Subadviser: GW&K Investment Management, LLC
APP A-5

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Growth	Ave Maria Growth Fund	0.92%	14.91%	10.41%	11.86%
	Adviser: Schwartz Investment Counsel Inc
	Subadviser: N/A
US Fund Large Blend	Ave Maria Rising Dividend Fund	0.92%	14.42%	10.36%	9.69%
	Adviser: Schwartz Investment Counsel Inc
	Subadviser: N/A
US Fund Mid-Cap Blend	Ave Maria Value Fund	0.94%	21.52%	11.73%	8.01%
	Adviser: Schwartz Investment Counsel Inc
	Subadviser: N/A
US Fund Large Blend	BlackRock Advantage Large Cap Core Fund - Investor A Shares*	0.73%	25.33%	13.93%	12.08%
	Adviser: BlackRock Advisors, LLC
	Subadviser: N/A
US Fund Large Growth	BlackRock Advantage Large Cap Growth Fund - Investor A Shares*	0.87%	32.07%	16.79%	14.45%
	Adviser: BlackRock Advisors, LLC
	Subadviser: N/A
US Fund Small Growth	BlackRock Advantage Small Cap Growth Fund - Investor A Shares*	0.75%	13.77%	6.77%	8.13%
	Adviser: BlackRock Advisors, LLC
	Subadviser: N/A
US Fund Small Blend	BlackRock Advantage SMID Cap Fund, Inc. - Investor A Shares* (Closed to Contracts issued on or about 6/13/2008)	0.73%	11.89%	8.40%	8.42%
	Adviser: BlackRock Advisors, LLC
	Subadviser: N/A
US Fund Large Growth	BlackRock Capital Appreciation Fund, Inc. - Investor A Shares*	0.92%	31.53%	15.53%	14.57%
	Adviser: BlackRock Advisors, LLC
	Subadviser: N/A
US Fund Large Value	BlackRock Equity Dividend Fund - Investor A Shares	0.94%	9.55%	7.98%	8.81%
	Adviser: BlackRock Advisors, LLC
	Subadviser: N/A
APP A-6

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Global Allocation	BlackRock Global Allocation Fund, Inc. - Investor A Shares*	1.09%	9.00%	5.74%	5.23%
	Adviser: BlackRock Advisors, LLC
	Subadviser: BlackRock International Limited;BlackRock (Singapore) Ltd;
US Fund Intermediate Government	BlackRock Impact Mortgage Fund - Investor A Shares*	1.45%	0.82%	-0.90%	0.53%
	Adviser: BlackRock Advisors, LLC
	Subadviser: BlackRock International Limited
US Fund Target-Date 2030	BlackRock LifePath® Dynamic 2030 Fund - Investor A Shares*	0.84%	10.11%	5.92%	6.51%
	Adviser: BlackRock Fund Advisors
	Subadviser: BlackRock International Limited;BlackRock (Singapore) Ltd;
US Fund Target-Date 2040	BlackRock LifePath® Dynamic 2040 Fund - Investor A Shares*	0.84%	13.63%	8.03%	8.02%
	Adviser: BlackRock Fund Advisors
	Subadviser: BlackRock International Limited;BlackRock (Singapore) Ltd;
US Fund Target-Date 2060	BlackRock LifePath® Dynamic 2060 Fund - Investor A Shares *	0.84%	16.82%	9.21%	9.52%
	Adviser: BlackRock Fund Advisors
	Subadviser: BlackRock International Limited;BlackRock (Singapore) Ltd;
US Fund Target-Date 2065+	BlackRock LifePath® Dynamic 2065 Fund - Investor A Shares *	0.84%	16.29%	9.15%	10.00%
	Adviser: BlackRock Fund Advisors
	Subadviser: BlackRock International Limited;BlackRock (Singapore) Ltd;
US Fund Target-Date 2065+	BlackRock LifePath® Dynamic 2070 - Investor A Shares*	0.84%	-5.81%	-5.81%	-5.81%
	Adviser: BlackRock Fund Advisors
	Subadviser: BlackRock International Limited;BlackRock (Singapore) Ltd;
APP A-7

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Target-Date Retirement	BlackRock LifePath® Dynamic Retirement Fund - Investor A Shares*	0.84%	8.12%	4.30%	4.80%
	Adviser: BlackRock Fund Advisors
	Subadviser: BlackRock International Limited;BlackRock (Singapore) Ltd;
US Fund Mid-Cap Value	BlackRock Mid Cap Value Fund - Investor A Shares*	1.00%	9.11%	9.59%	8.59%
	Adviser: BlackRock Advisors, LLC
	Subadviser: N/A
US Fund Mid-Cap Growth	BlackRock Mid-Cap Growth Equity Portfolio - Investor A Shares*	1.05%	12.19%	8.33%	11.82%
	Adviser: BlackRock Advisors, LLC
	Subadviser: N/A
US Insurance Large Blend	BlackRock S&P 500 Index V.I. Fund - Class III Shares	0.39%	24.52%	14.10%	12.61%
	Adviser: BlackRock Advisors, LLC
	Subadviser: N/A
US Fund Target-Date 2035	BlackRock LifePath® Dynamic 2035 Fund - Investor A Shares*	0.84%	11.47%	6.93%	7.24%
	Adviser: BlackRock Fund Advisors
	Subadviser: BlackRock International Limited;BlackRock (Singapore) Ltd;
US Fund Target-Date 2045	BlackRock LifePath® Dynamic 2045 Fund - Investor A Shares*	0.84%	15.25%	8.86%	8.51%
	Adviser: BlackRock Fund Advisors
	Subadviser: BlackRock International Limited;BlackRock (Singapore) Ltd;
US Fund Target-Date 2050	BlackRock LifePath® Dynamic 2050 Fund - Investor A Shares*	0.84%	16.14%	9.12%	8.67%
	Adviser: BlackRock Fund Advisors
	Subadviser: BlackRock International Limited;BlackRock (Singapore) Ltd;
APP A-8

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Target-Date 2055	BlackRock LifePath® Dynamic 2055 Fund - Investor A Shares*	0.84%	16.76%	9.42%	8.78%
	Adviser: BlackRock Fund Advisors
	Subadviser: BlackRock International Limited;BlackRock (Singapore) Ltd;
US Fund Intermediate Core Bond	BNY Mellon Bond Market Index Fund - Investor Class*	0.40%	1.02%	-0.71%	0.91%
	Adviser: BNY Mellon Investment Adviser, Inc
	Subadviser: N/A
US Fund Mid-Cap Blend	BNY Mellon Midcap Index Fund, Inc. - Investor Shares (Closed to Contracts issued on or about 6/1/2014)	0.51%	13.42%	9.80%	9.16%
	Adviser: BNY Mellon Investment Adviser, Inc
	Subadviser: N/A
US Fund Large Blend	BNY Mellon S&P 500 Index Fund*	0.50%	24.40%	13.95%	12.54%
	Adviser: BNY Mellon Investment Adviser, Inc
	Subadviser: N/A
US Fund Small Blend	BNY Mellon Smallcap Stock Index Fund - Investor Class	0.51%	8.26%	7.88%	8.45%
	Adviser: BNY Mellon Investment Adviser, Inc
	Subadviser: N/A
US Fund Global Large-Stock Growth	Calamos Global Equity Fund - Class A*	1.40%	30.16%	14.43%	11.57%
	Adviser: Calamos Advisors LLC
	Subadviser: N/A
US Fund Foreign Large Growth	Calamos International Growth Fund - Class A*	1.20%	12.19%	6.66%	6.58%
	Adviser: Calamos Advisors LLC
	Subadviser: N/A
US Fund Intermediate Core-Plus Bond	Calvert Bond Fund - Class A*	0.73%	2.81%	0.75%	1.96%
	Adviser: Calvert Research and Management
	Subadviser: N/A
US Fund Large Growth	Calvert Equity Fund - Class A	0.90%	8.39%	11.04%	12.44%
	Adviser: Calvert Research and Management
	Subadviser: Atlanta Capital Management Company,LLC
APP A-9

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Corporate Bond	Calvert Income Fund - Class A	0.95%	4.53%	1.07%	2.66%
	Adviser: Calvert Research and Management
	Subadviser: N/A
US Fund Large Blend	ClearBridge Growth Fund - Class FI	1.16%	12.12%	5.86%	5.79%
	Adviser: Franklin Templeton Fund Adviser, LLC
	Subadviser: ClearBridge Investments, LLC
US Fund Small Blend	ClearBridge Small Cap Fund - Class A*	1.07%	7.52%	4.15%	7.08%
	Adviser: Franklin Templeton Fund Adviser, LLC
	Subadviser: ClearBridge Investments, LLC
US Fund Large Value	ClearBridge Value Fund - Class A* (Effective 3/1/24, ClearBridge Value Trust was renamed ClearBridge Value Fund)	1.01%	15.15%	12.89%	9.68%
	Adviser: Franklin Templeton Fund Adviser, LLC
	Subadviser: ClearBridge Investments, LLC
US Fund Large Blend	ClearBridge Appreciation Fund - Class A	0.91%	22.45%	12.58%	11.75%
	Adviser: Franklin Templeton Fund Adviser, LLC
	Subadviser: ClearBridge Investments, LLC
US Fund Large Blend	ClearBridge Growth Fund - Class A (Closed to Contracts issued on or about 6/13/2008)(Effective 5/1/24, ClearBridge Aggressive Growth Fund was renamed ClearBridge Growth Fund)	1.14%	12.14%	5.88%	5.79%
	Adviser: Franklin Templeton Fund Adviser, LLC
	Subadviser: ClearBridge Investments, LLC
US Fund Mid-Cap Blend	ClearBridge Mid Cap Fund - Class A	1.16%	9.85%	6.82%	7.23%
	Adviser: Franklin Templeton Fund Adviser, LLC
	Subadviser: ClearBridge Investments, LLC
APP A-10

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Small Growth	ClearBridge Small Cap Growth Fund - Class FI	1.20%	4.10%	5.22%	7.80%
	Adviser: Franklin Templeton Fund Adviser, LLC
	Subadviser: ClearBridge Investments, LLC
US Fund Large Value	ClearBridge Value Fund - Class FI* (Effective 3/1/24, ClearBridge Value Trust was renamed ClearBridge Value Fund)	1.14%	15.00%	12.76%	9.57%
	Adviser: Franklin Templeton Fund Adviser, LLC
	Subadviser: ClearBridge Investments, LLC
US Fund Mid-Cap Growth	Columbia Acorn® Fund - Class A*	1.07%	14.15%	5.18%	7.59%
	Adviser: Columbia Wanger Asset Management LLC
	Subadviser: N/A
US Fund Foreign Large Growth	Columbia Acorn® International Select Fund - Class A*	1.14%	-0.30%	-0.56%	4.34%
	Adviser: Columbia Wanger Asset Management LLC
	Subadviser: N/A
US Fund Large Blend	Columbia Contrarian Core Fund - Class A	0.99%	23.05%	14.77%	12.48%
	Adviser: Columbia Mgmt Investment Advisers, LLC
	Subadviser: N/A
US Fund Large Growth	Columbia Large Cap Growth Fund - Class A	0.98%	31.52%	17.18%	14.95%
	Adviser: Columbia Management Investment Advisers
	Subadviser: N/A
US Fund Large Growth	Columbia Large Cap Growth Opportunity Fund - Class A*	1.05%	24.46%	13.95%	12.72%
	Adviser: Columbia Mgmt Investment Advisers, LLC
	Subadviser: N/A
US Fund Large Value	Columbia Large Cap Value Fund - Institutional Class* (Closed to Contracts issued on or about 12/31/2010)(Effective 11/22/24, Advisor Shares of this fund converted to Institutional Shares of this fund)	0.72%	15.78%	9.61%	9.21%
	Adviser: Columbia Mgmt Investment Advisers, LLC
	Subadviser: N/A
APP A-11

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Mid-Cap Value	Columbia Select Mid Cap Value Fund - Class A	1.15%	12.86%	9.62%	8.22%
	Adviser: Columbia Mgmt Investment Advisers, LLC
	Subadviser: N/A
US Fund Mid-Cap Value	Columbia Select Mid Cap Value Fund - Institutional Class (Effective 7/20/2020, the underlying Fund is not available as a new Sub-Account for existing Contracts)(Effective 11/22/24, Advisor Shares of this fund converted to Institutional Shares of this fund)	0.90%	13.16%	9.92%	8.49%
	Adviser: Columbia Mgmt Investment Advisers, LLC
	Subadviser: N/A
US Fund Small Value	Columbia Select Small Cap Value Fund - Institutional Class* (Effective 11/22/24, Advisor Shares of this fund converted to Institutional Shares of this fund)	0.97%	12.74%	9.26%	7.03%
	Adviser: Columbia Mgmt Investment Advisers, LLC
	Subadviser: N/A
US Fund Technology	Columbia Seligman Global Technology Fund - Class A*	1.25%	26.33%	20.48%	19.96%
	Adviser: Columbia Mgmt Investment Advisers, LLC
	Subadviser: N/A
US Fund Technology	Columbia Seligman Technology and Information Fund - Class A	1.18%	26.79%	20.31%	19.70%
	Adviser: Columbia Mgmt Investment Advisers, LLC
	Subadviser: N/A
US Fund Financial	Davis Financial Fund - Class A	0.95%	29.55%	11.02%	10.13%
	Adviser: Davis Selected Advisers LP
	Subadviser: Davis Selected Advisers (New York) Inc
US Fund Large Value	Davis New York Venture Fund - Class A	0.92%	17.51%	9.58%	9.77%
	Adviser: Davis Selected Advisers LP
	Subadviser: Davis Selected Advisers (New York) Inc
APP A-12

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Growth	Domini Impact Equity Fund® - Investor Shares	0.98%	21.87%	13.00%	10.14%
	Adviser: Domini Impact Investments LLC
	Subadviser: SSGA Funds Management Inc
US Fund Large Growth	DWS Capital Growth Fund - Class A	0.90%	26.04%	15.18%	14.35%
	Adviser: DWS Investment Management Americas, Inc.
	Subadviser: N/A
US Fund Large Value	DWS CROCI® Equity Dividend Fund - Class A	1.02%	13.45%	5.49%	8.00%
	Adviser: DWS Investment Management Americas, Inc.
	Subadviser: N/A
US Fund Emerging Markets Bond	DWS Emerging Markets Fixed Income Fund - Class A*	1.16%	10.60%	0.28%	1.83%
	Adviser: DWS Investment Management Americas, Inc.
	Subadviser: DWS International GmbH
US Fund Foreign Large Growth	DWS International Growth Fund - Class A*	1.12%	9.07%	3.20%	4.57%
	Adviser: DWS Investment Management Americas, Inc.
	Subadviser: N/A
US Fund Real Estate	DWS RREEF Real Estate Securities Fund - Class A (Closed to Contracts issued on or about 12/29/2006)	0.99%	5.79%	2.97%	5.30%
	Adviser: DWS Investment Management Americas, Inc.
	Subadviser: RREEF America L.L.C.
US Fund Mid-Cap Blend	Eaton Vance Atlanta Capital SMID-Cap Fund - Class A	1.12%	13.33%	9.66%	11.74%
	Adviser: Boston Management and Research
	Subadviser: Atlanta Capital Management Company,LLC
US Fund Moderate Allocation	Eaton Vance Balanced Fund - Class A	0.98%	19.46%	8.79%	8.29%
	Adviser: Eaton Vance Management
	Subadviser: N/A
APP A-13

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Value	Eaton Vance Dividend Builder Fund - Class A (Closed to Contracts issued on or about 6/13/2008)	1.01%	14.51%	9.93%	10.28%
	Adviser: Boston Management and Research
	Subadviser: N/A
US Fund High Yield Bond	Eaton Vance Income Fund of Boston - Class A	0.98%	7.08%	3.98%	4.58%
	Adviser: Boston Management and Research
	Subadviser: Eaton Vance Advisers International Ltd.
US Fund Large Value	Eaton Vance Large-Cap Value Fund - Class A	1.03%	11.49%	8.26%	8.39%
	Adviser: Boston Management and Research
	Subadviser: N/A
US Fund Health	Eaton Vance Worldwide Health Sciences Fund - Class A*	1.17%	3.52%	6.45%	6.94%
	Adviser: Eaton Vance Management
	Subadviser: Eaton Vance Advisers International Ltd.
US Fund Foreign Large Blend	Empower International Index Fund - Investor Class	0.61%	2.92%	4.19%	4.76%
	Adviser: Empower Capital Management, LLC
	Subadviser: Irish Life Inv Managers Ltd
US Fund Moderately Aggressive Allocation	Empower Moderately Aggressive Profile Fund - Investor Class*	1.01%	9.34%	6.63%	6.74%
	Adviser: Empower Capital Management, LLC
	Subadviser: N/A
US Fund Mid-Cap Blend	Empower S&P Mid Cap 400® Index Fund - Investor Class	0.55%	13.27%	9.72%	9.06%
	Adviser: Empower Capital Management, LLC
	Subadviser: Irish Life Inv Managers Ltd
US Fund Small Blend	Empower S&P SmallCap 600® Index Fund - Investor Class*	0.56%	7.94%	7.77%	8.38%
	Adviser: Empower Capital Management, LLC
	Subadviser: Irish Life Inv Managers Ltd
APP A-14

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Small Value	Federated Hermes Clover Small Value Fund - Class A*	1.14%	9.65%	9.43%	6.93%
	Adviser: Federated Equity Mgmt Co. Of Penn
	Subadviser: N/A
US Fund Large Value	Federated Hermes Equity Income Fund, Inc. - Class A*	1.12%	12.86%	7.82%	6.49%
	Adviser: Federated Equity Mgmt Co. Of Penn
	Subadviser: N/A
US Fund Mid-Cap Growth	Federated Hermes Kaufmann Fund - Class R*	1.96%	16.41%	4.17%	8.96%
	Adviser: Federated Global Investment Management Corp
	Subadviser: N/A
US Fund Mid-Cap Growth	Federated Hermes MDT Mid Cap Growth Fund - Class A*	1.15%	33.04%	16.16%	13.03%
	Adviser: Federated MDTA LLC
	Subadviser: N/A
US Fund Large Growth	Fidelity Advisor® Equity Growth Fund - Class M (Closed to Contracts issued on or about 6/13/2008)	1.17%	29.42%	18.12%	15.88%
	Adviser: Fidelity Management & Research Company LLC
	Subadviser: FMR Investment Management (U.K.) Limited;Fidelity Management & Research (Japan) Limited;Fidelity Management & Research (HK) Ltd;
US Fund Large Blend	Fidelity Advisor® Leveraged Company Stock Fund - Class M	1.24%	26.08%	13.85%	9.91%
	Adviser: Fidelity Management & Research Company LLC
	Subadviser: FMR Investment Management (U.K.) Limited;Fidelity Management & Research (Japan) Limited;Fidelity Management & Research (HK) Ltd;
APP A-15

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Real Estate	Fidelity Advisor® Real Estate Fund - Class M	1.28%	5.85%	1.51%	3.23%
	Adviser: Fidelity Management & Research Company LLC
	Subadviser: FMR Investment Management (U.K.) Limited;Fidelity Management & Research (Japan) Limited;Fidelity Management & Research (HK) Ltd;
US Fund Large Blend	Fidelity Advisor® Stock Selector All Cap Fund - Class M	0.98%	19.20%	12.88%	11.44%
	Adviser: Fidelity Management & Research Company LLC
	Subadviser: FMR Investment Management (U.K.) Limited;Fidelity Management & Research (Japan) Limited;Fidelity Management & Research (HK) Ltd;
US Fund Moderately Conservative Allocation	Franklin Conservative Allocation Fund - Class A	0.84%	8.06%	3.83%	4.06%
	Adviser: Franklin Advisers, Inc.
	Subadviser: N/A
US Fund Intermediate Core-Plus Bond	Franklin Core Plus Bond Fund - Class A* (Effective 12/11/24, Franklin Strategic Income Fund was renamed Franklin Core Plus Bond Fund)	0.85%	3.28%	1.10%	1.93%
	Adviser: Franklin Advisers, Inc.
	Subadviser: N/A
US Fund Moderately Aggressive Allocation	Franklin Growth Allocation Fund - Class A	0.85%	15.14%	8.39%	7.76%
	Adviser: Franklin Advisers, Inc.
	Subadviser: N/A
US Fund Large Growth	Franklin Growth Fund - Class A	0.79%	17.85%	12.39%	12.37%
	Adviser: Franklin Advisers, Inc.
	Subadviser: N/A
US Fund Moderate Allocation	Franklin Income Fund - Class A1*	0.61%	7.12%	6.04%	5.50%
	Adviser: Franklin Advisers, Inc.
	Subadviser: N/A
US Fund Moderate Allocation	Franklin Moderate Allocation Fund - Class A	0.84%	11.80%	6.25%	6.00%
	Adviser: Franklin Advisers, Inc.
	Subadviser: N/A
APP A-16

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Global Large-Stock Value	Franklin Mutual Beacon Fund - Class A	1.02%	7.52%	5.68%	6.64%
	Adviser: Franklin Mutual Advisers, LLC
	Subadviser: N/A
US Fund Global Large-Stock Value	Franklin Mutual Global Discovery Fund - Class A	1.21%	4.57%	6.36%	6.00%
	Adviser: Franklin Mutual Advisers, LLC
	Subadviser: N/A
US Fund Aggressive Allocation	Franklin Mutual Shares Fund - Class A	1.00%	11.23%	5.87%	5.94%
	Adviser: Franklin Mutual Advisers, LLC
	Subadviser: N/A
US Fund Small Value	Franklin Small Cap Value Fund - Class A* (Closed to Contracts issued on or about 5/27/2021)	0.97%	11.31%	8.33%	8.05%
	Adviser: Franklin Mutual Advisers, LLC
	Subadviser: N/A
US Fund Intermediate Core-Plus Bond	Franklin Total Return Fund - Class A*	0.85%	2.00%	-0.51%	0.90%
	Adviser: Franklin Advisers, Inc.
	Subadviser: Franklin Templeton Institutional, LLC
US Fund Multistrategy	Goldman Sachs Absolute Return Tracker - Class A*	1.10%	6.63%	3.80%	3.49%
	Adviser: Goldman Sachs Asset Management, L.P.
	Subadviser: N/A
US Fund Intermediate Government	Goldman Sachs Government Income Fund - Class A*	0.82%	0.45%	-1.09%	0.35%
	Adviser: Goldman Sachs Asset Management, L.P.
	Subadviser: N/A
US Fund High Yield Bond	Goldman Sachs High Yield Fund - Class A*	0.99%	6.54%	2.63%	3.66%
	Adviser: Goldman Sachs Asset Management, L.P.
	Subadviser: N/A
US Fund Large Blend	Goldman Sachs Large Cap Core Fund - Class A* (Closed to Contracts issued on or about 6/13/2008)	1.00%	21.77%	13.56%	12.77%
	Adviser: Goldman Sachs Asset Management, L.P.
	Subadviser: N/A
APP A-17

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Value	Goldman Sachs Large Cap Value Fund - Class A*	1.00%	16.83%	9.61%	7.70%
	Adviser: Goldman Sachs Asset Management, L.P.
	Subadviser: N/A
US Fund Mid-Cap Growth	Goldman Sachs Mid Cap Growth Fund - Class A*	1.16%	20.15%	10.95%	9.98%
	Adviser: Goldman Sachs Asset Management, L.P.
	Subadviser: N/A
US Fund Mid-Cap Blend	Goldman Sachs Mid Cap Value Fund - Class A*	1.19%	11.82%	9.50%	7.63%
	Adviser: Goldman Sachs Asset Management, L.P.
	Subadviser: N/A
US Fund Small Value	Goldman Sachs Small Cap Value Fund - Class A*	1.25%	7.43%	5.41%	5.99%
	Adviser: Goldman Sachs Asset Management, L.P.
	Subadviser: N/A
US Fund Mid-Cap Growth	Goldman Sachs Small/Mid Cap Growth Fund - Class A*	1.24%	12.14%	8.40%	9.35%
	Adviser: Goldman Sachs Asset Management, L.P.
	Subadviser: N/A
US Fund Moderate Allocation	Hartford Balanced HLS Fund - Class IB (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.91%	10.94%	7.83%	7.48%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Moderately Conservative Allocation	Hartford Balanced Income Fund - Class R4 (Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.96%	6.12%	4.12%	5.48%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
APP A-18

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Blend	Hartford Capital Appreciation Fund - Class R4 (Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts)	1.10%	20.57%	10.33%	10.00%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company
US Fund Large Blend	Hartford Capital Appreciation Fund - Class R5 (Closed to Contracts issued on or about 5/1/2009)	0.80%	20.92%	10.66%	10.33%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company
US Fund Moderately Conservative Allocation	Hartford Conservative Allocation Fund - Class R4 (Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts)	1.05%	8.16%	3.25%	3.60%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: N/A
US Fund Moderately Conservative Allocation	Hartford Conservative Allocation Fund - Class R5 (Closed to Contracts issued on or about 5/1/2009)	0.75%	8.47%	3.55%	3.91%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: N/A
US Fund Large Blend	Hartford Disciplined Equity HLS Fund - Class IB (Closed to Contracts issued on or about 6/13/2008)	0.84%	25.10%	12.51%	12.42%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Large Value	Hartford Dividend and Growth Fund - Class R4 (Closed to Contracts issued on or about 6/1/2010)	1.03%	12.09%	10.31%	10.08%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company
APP A-19

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Value	Hartford Dividend and Growth HLS Fund - Class IB (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.90%	12.42%	10.48%	10.28%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Global Small/Mid Stock	Hartford Global Impact Fund - Class R4* (Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts)	1.11%	8.57%	6.54%	8.80%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Moderately Aggressive Allocation	Hartford Growth Allocation Fund - Class R4 (Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts)	1.09%	15.23%	7.31%	6.79%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: N/A
US Fund Moderately Aggressive Allocation	Hartford Growth Allocation Fund - Class R5 (Closed to Contracts issued on or about 5/1/2009)	0.78%	15.56%	7.63%	7.12%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: N/A
US Fund Large Growth	Hartford Growth Opportunities Fund - Class R4 (Closed to Contracts issued on or about 6/1/2010)	1.13%	41.84%	16.80%	14.90%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company
US Fund Health	Hartford Healthcare Fund - Class R4 (Closed to Contracts issued on or about 6/1/2010)	1.31%	-0.04%	4.27%	7.15%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company
APP A-20

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Health	Hartford Healthcare HLS Fund - Class IB (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	1.17%	0.19%	4.41%	7.32%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund High Yield Bond	Hartford High Yield Fund - Class R4* (Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.97%	6.19%	3.45%	4.28%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company
US Fund Inflation-Protected Bond	Hartford Inflation Plus Fund - Class R4 (Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.90%	1.89%	2.13%	1.99%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company
US Fund Moderate Allocation	Hartford Moderate Allocation Fund - Class R4 (Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts)	1.07%	11.89%	5.41%	5.35%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: N/A
US Fund Moderate Allocation	Hartford Moderate Allocation Fund - Class R5 (Closed to Contracts issued on or about 5/1/2009)	0.77%	12.20%	5.72%	5.68%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: N/A
US Fund Small Growth	Hartford Small Cap Growth HLS Fund - Class IB (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.89%	12.84%	5.58%	7.62%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
APP A-21

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Small Growth	Hartford Small Company Fund - Class R4 (Closed to Contracts issued on or about 6/1/2010)	1.29%	11.34%	6.63%	7.75%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company
US Fund Small Growth	Hartford Small Company HLS Fund - Class IB (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	1.05%	11.61%	7.07%	8.00%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Intermediate Core-Plus Bond	Hartford Total Return Bond Fund - Class R4 (Closed to Contracts issued on or about 6/1/2010)	0.74%	2.01%	0.04%	1.58%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company
US Fund Intermediate Core-Plus Bond	Hartford Total Return Bond Fund - Class R5 (Closed to Contracts issued on or about 5/3/2010)	0.44%	2.24%	0.30%	1.90%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company
US Fund Intermediate Core-Plus Bond	Hartford Total Return Bond HLS Fund - Class IB (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.75%	2.07%	0.02%	1.72%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Ultrashort Bond	Hartford Ultrashort Bond HLS Fund - Class IB (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.69%	4.91%	2.01%	1.52%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
APP A-22

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Mid-Cap Value	Hartford MidCap Value Fund - Class R4 (Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts)	1.18%	10.85%	8.61%	7.69%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company
US Fund Large Growth	Invesco American Franchise Fund - Class A	0.96%	34.73%	15.76%	14.02%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Commodities Broad Basket	Invesco Balanced-Risk Commodity Strategy Fund - Class A*	1.40%	5.48%	7.07%	2.25%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Large Value	Invesco Comstock Fund - Class A	0.81%	15.03%	11.48%	9.47%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Mid-Cap Growth	Invesco Discovery Mid Cap Growth Fund - Class A	1.05%	24.12%	9.98%	11.21%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Large Value	Invesco Dividend Income Fund - Class A	0.93%	11.37%	7.49%	7.46%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Moderate Allocation	Invesco Equity and Income Fund - Class A*	0.77%	11.81%	8.05%	7.11%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Europe Stock	Invesco EQV European Equity Fund - Class A	1.41%	-0.75%	1.19%	3.30%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Foreign Large Growth	Invesco EQV International Equity Fund - Class A	1.27%	0.31%	2.82%	3.95%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Global Large-Stock Growth	Invesco Global Fund - Class A	1.05%	16.28%	9.26%	9.64%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
APP A-23

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Global Small/Mid Stock	Invesco Global Opportunities Fund - Class A	1.14%	-7.47%	-2.40%	5.96%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Global Bond	Invesco Global Strategic Income Fund - Class A	1.05%	3.28%	-0.18%	1.43%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Equity Precious Metals	Invesco Gold & Special Minerals Fund - Class A	1.10%	13.06%	5.74%	8.45%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Large Value	Invesco Growth and Income Fund - Class A	0.78%	16.22%	10.13%	8.81%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Global Bond	Invesco International Bond Fund - Class A*	1.04%	1.93%	-1.38%	0.85%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Foreign Large Growth	Invesco International Diversified Fund - Class A	1.29%	-2.53%	1.02%	4.15%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Large Blend	Invesco Main Street All Cap Fund® - Class A	1.03%	27.39%	14.32%	11.32%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Large Blend	Invesco Main Street Fund® - Class A	0.80%	23.64%	12.13%	11.19%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Mid-Cap Blend	Invesco Main Street Mid Cap Fund® - Class A	1.06%	17.07%	9.04%	7.99%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Moderately Conservative Allocation	Invesco Multi-Asset Income Fund - Class A*	0.95%	6.13%	-0.33%	3.00%
	Adviser: Invesco Advisers, Inc.
	Subadviser: Invesco Capital Management LLC
US Fund Foreign Large Growth	Invesco Oppenheimer International Growth Fund - Class A	1.10%	-1.74%	3.06%	4.38%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
APP A-24

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Real Estate	Invesco Real Estate Fund - Class A	1.25%	1.74%	0.92%	3.94%
	Adviser: Invesco Advisers, Inc.
	Subadviser: Invesco Asset Management Ltd
US Fund Large Blend	Invesco Rising Dividends Fund - Class A	0.98%	19.45%	11.99%	9.97%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Small Blend	Invesco Small Cap Equity Fund - Class A	1.26%	17.79%	10.63%	7.82%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Small Growth	Invesco Small Cap Growth Fund - Class A	1.17%	16.19%	7.27%	8.17%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Small Value	Invesco Small Cap Value Fund - Class A	1.12%	24.53%	19.29%	11.76%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Mid-Cap Value	Invesco Value Opportunities Fund - Class A	1.07%	30.10%	16.77%	10.86%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Moderate Allocation	Janus Henderson Balanced Fund - Class S	1.07%	14.92%	7.87%	8.22%
	Adviser: Janus Henderson Investors US LLC
	Subadviser: N/A
US Fund Mid-Cap Growth	Janus Henderson Enterprise Fund - Class S	1.16%	14.81%	9.60%	11.79%
	Adviser: Janus Henderson Investors US LLC
	Subadviser: N/A
US Fund Intermediate Core-Plus Bond	Janus Henderson Flexible Bond Fund - Class S* (Closed to Contracts issued on or about 6/13/2008)	0.90%	1.49%	0.04%	1.28%
	Adviser: Janus Henderson Investors US LLC
	Subadviser: N/A
US Fund Large Growth	Janus Henderson Forty Fund - Class S	1.01%	27.73%	14.87%	15.01%
	Adviser: Janus Henderson Investors US LLC
	Subadviser: N/A
APP A-25

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Mid-Cap Value	Janus Henderson Mid Cap Value Fund - Class S	1.14%	12.86%	6.75%	7.22%
	Adviser: Janus Henderson Investors US LLC
	Subadviser: N/A
US Fund Foreign Large Blend	Janus Henderson Overseas Fund - Class S	1.30%	5.52%	6.81%	5.12%
	Adviser: Janus Henderson Investors US LLC
	Subadviser: N/A
US Fund Intermediate Core Bond	JPMorgan Core Bond Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.75%	1.82%	-0.03%	1.37%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Large Growth	JPMorgan Large Cap Growth Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.94%	33.52%	19.67%	17.30%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Small Blend	JPMorgan Small Cap Equity Fund - Class A (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	1.25%	9.75%	6.98%	8.42%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Small Growth	JPMorgan Small Cap Growth Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	1.24%	12.45%	5.29%	9.65%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Small Value	JPMorgan Small Cap Value Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	1.19%	8.72%	8.18%	6.40%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
APP A-26

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Target-Date 2055	JPMorgan SmartRetirement® 2055 Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.85%	14.20%	8.50%	7.94%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Target-Date 2065+	JPMorgan SmartRetirement® 2065 Fund - Class A*	0.86%	14.14%	13.69%	13.69%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Target-Date 2020	JPMorgan SmartRetirement® 2020 Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)(Effective on or about 4/25/25, this fund will merge into the JP Morgan SmartRetirement® Income Fund)	0.75%	7.76%	3.70%	4.51%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Target-Date 2025	JPMorgan SmartRetirement® 2025 Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existingContracts)	0.79%	8.25%	4.44%	5.20%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Target-Date 2030	JPMorgan SmartRetirement® 2030 Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.79%	9.66%	5.41%	5.97%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Target-Date 2035	JPMorgan SmartRetirement® 2035 Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.84%	11.58%	6.88%	6.87%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
APP A-27

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Target-Date 2040	JPMorgan SmartRetirement® 2040 Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.84%	12.80%	7.72%	7.49%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Target-Date 2045	JPMorgan SmartRetirement® 2045 Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.84%	13.70%	8.38%	7.87%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Target-Date 2050	JPMorgan SmartRetirement® 2050 Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.85%	14.23%	8.50%	7.93%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Target-Date 2060	JPMorgan SmartRetirement® 2060 Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.85%	14.23%	8.49%	9.24%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Target-Date Retirement	JPMorgan SmartRetirement® Income Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.69%	7.83%	3.70%	4.12%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Large Blend	LKCM Aquinas Catholic Equity Fund*	1.01%	13.37%	10.51%	9.80%
	Adviser: Luther King Capital Management Corporation
	Subadviser: N/A
US Fund Multisector Bond	Loomis Sayles Bond Fund - Class ADM*	1.15%	6.24%	0.76%	1.79%
	Adviser: Loomis, Sayles & Company LP
	Subadviser: N/A
APP A-28

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Multisector Bond	Lord Abbett Bond-Debenture Fund, Inc. - Class A	0.84%	6.77%	2.05%	3.82%
	Adviser: Lord, Abbett & Co LLC
	Subadviser: N/A
US Fund Large Value	Lord Abbett Affiliated Fund, Inc. - Class A	0.69%	17.30%	7.89%	8.26%
	Adviser: Lord, Abbett & Co LLC
	Subadviser: N/A
US Fund Small Growth	Lord Abbett Developing Growth Fund - Class A	0.94%	21.89%	7.26%	8.53%
	Adviser: Lord, Abbett & Co LLC
	Subadviser: N/A
US Fund Large Blend	Lord Abbett Dividend Growth Fund - Class A	0.90%	22.33%	12.30%	11.17%
	Adviser: Lord, Abbett & Co LLC
	Subadviser: N/A
US Fund Large Value	Lord Abbett Fundamental Equity Fund - Class A	0.95%	20.59%	10.34%	8.81%
	Adviser: Lord, Abbett & Co LLC
	Subadviser: N/A
US Fund Foreign Large Blend	Lord Abbett International Equity Fund - Class A	0.97%	9.28%	5.38%	4.42%
	Adviser: Lord, Abbett & Co LLC
	Subadviser: N/A
US Fund Mid-Cap Blend	Lord Abbett Value Opportunities Fund - Class A	1.19%	13.62%	8.69%	7.42%
	Adviser: Lord, Abbett & Co LLC
	Subadviser: N/A
US Fund Global Allocation	Macquarie Asset Strategy Fund - Class Y (Effective 12/31/24, Delaware Asset Strategy Fund was renamed Macquarie Asset Strategy Fund)	1.06%	13.96%	8.05%	5.69%
	Adviser: Delaware Management Company
	Subadviser: Macquarie Investment Management Global Limited;Macquarie Investment Management Austria Kapitalanlage AG;Macquarie Investment Management Europe Limited;
APP A-29

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Intermediate Core-Plus Bond	Macquarie Diversified Income Fund - Class A* (Effective 12/31/24 Delaware Diversified Income Fund was renamed Macquarie Diversified Income Fund)	0.67%	1.89%	0.37%	1.74%
	Adviser: Delaware Management Company
	Subadviser: Macquarie Investment Management Global Limited;Macquarie Investment Management Austria Kapitalanlage AG;Macquarie Investment Management Europe Limited;
US Fund Long-Term Bond	Macquarie Extended Duration Bond Fund - Class A* (Effective 12/31/24, Delaware Extended Duration Bond Fund was renamed Macquarie Extended Duration Bond Fund)	0.81%	-1.55%	-2.18%	1.46%
	Adviser: Delaware Management Company
	Subadviser: Macquarie Investment Management Global Limited;Macquarie Investment Management Austria Kapitalanlage AG;Macquarie Investment Management Europe Limited;
US Fund Large Growth	Macquarie Large Cap Growth Fund - Class Y* (Effective 12/31/24, Delaware Large Cap Growth Fund was renamed Macquarie Large Cap Growth Fund)	0.89%	23.95%	16.23%	15.24%
	Adviser: Delaware Management Company
	Subadviser: Macquarie Investment Management Global Limited
US Fund Natural Resources	Macquarie Natural Resources Fund - Class Y* (Effective 12/31/24, Delaware Natural Resources Fund was renamed Macquarie Natural Resources Fund)	1.36%	-0.47%	5.72%	0.99%
	Adviser: Delaware Management Company
	Subadviser: Macquarie Investment Management Global Limited
APP A-30

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Technology	Macquarie Science & Technology Fund - Class Y (Effective 12/31/24, Delaware Science & Technology Fund was renamed Macquarie Science & Technology Fund)	1.16%	31.35%	14.42%	13.85%
	Adviser: Delaware Management Company
	Subadviser: Macquarie Investment Management Global Limited
US Fund Small Growth	Macquarie Small Cap Growth Fund - Class Y* (Effective 12/31/24, Delaware Small Cap Growth Fund was renamed Macquarie Small Cap Growth Fund)	1.13%	14.25%	6.17%	8.23%
	Adviser: Delaware Management Company
	Subadviser: Macquarie Investment Management Global Limited
US Fund Large Blend	Massachusetts Investors Trust - Class R3	0.71%	19.64%	11.54%	11.25%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
US Fund Large Growth	MassMutual Blue Chip Growth Fund - Class R4	1.10%	34.62%	15.65%	15.11%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Loomis, Sayles & Company LP;T. Rowe Price Associates, Inc.;
US Fund Intermediate Core Bond	MassMutual Core Bond Fund - Class R4*	0.79%	3.39%	0.08%	1.37%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Barings LLC;Baring International Investment Ltd;
US Fund Large Growth	MassMutual Disciplined Growth Fund - Class R4	1.04%	36.15%	16.51%	14.45%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Wellington Management Company LLP
APP A-31

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Value	MassMutual Diversified Value Fund - Class R4	1.09%	16.80%	9.47%	8.85%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Brandywine Global Investment Mgmt, LLC
US Fund Large Blend	MassMutual Equity Opportunities Fund - Class R4	1.21%	9.30%	8.94%	9.64%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Wellington Management Company LLP;T. Rowe Price Associates, Inc.;
US Fund Global Large-Stock Growth	MassMutual Global Fund - Class R4	1.38%	15.36%	8.82%	9.20%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Invesco Advisers, Inc.
US Fund Foreign Large Blend	MassMutual International Equity Fund - Class R4*	1.53%	-2.55%	3.42%	4.31%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Thompson, Siegel & Walmsley LLC;Wellington Management Company LLP;
US Fund Mid-Cap Growth	MassMutual Mid Cap Growth Fund - Class R4*	1.11%	10.96%	7.50%	9.69%
	Adviser: MML Investment Advisers, LLC
	Subadviser: T. Rowe Price Associates, Inc.;Frontier Capital Management Company, LLC;T. Rowe Price Investment Management,Inc.;
US Fund Foreign Large Blend	MassMutual Overseas Fund - Class R4*	1.24%	0.13%	4.20%	4.99%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Harris Associates L.P.;Massachusetts Financial Services Company;
US Fund Target-Date 2000-2010	MassMutual Select T. Rowe Price Retirement 2005 Fund - Class M3*	0.99%	7.68%	4.12%	4.51%
	Adviser: MML Investment Advisers, LLC
	Subadviser: T. Rowe Price Associates, Inc.
APP A-32

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Target-Date 2000-2010	MassMutual Select T. Rowe Price Retirement 2010 Fund - Class M3*	0.99%	7.98%	4.45%	4.82%
	Adviser: MML Investment Advisers, LLC
	Subadviser: T. Rowe Price Associates, Inc.
US Fund Target-Date 2015	MassMutual Select T. Rowe Price Retirement 2015 Fund - Class M3*	1.00%	8.23%	4.81%	5.11%
	Adviser: MML Investment Advisers, LLC
	Subadviser: T. Rowe Price Associates, Inc.
US Fund Target-Date 2020	MassMutual Select T. Rowe Price Retirement 2020 Fund - Class M3*	1.03%	8.62%	5.15%	5.45%
	Adviser: MML Investment Advisers, LLC
	Subadviser: T. Rowe Price Associates, Inc.
US Fund Target-Date 2025	MassMutual Select T. Rowe Price Retirement 2025 Fund - Class M3*	1.04%	9.17%	5.72%	5.92%
	Adviser: MML Investment Advisers, LLC
	Subadviser: T. Rowe Price Associates, Inc.
US Fund Target-Date 2030	MassMutual Select T. Rowe Price Retirement 2030 Fund - Class M3*	1.07%	10.21%	6.44%	6.50%
	Adviser: MML Investment Advisers, LLC
	Subadviser: T. Rowe Price Associates, Inc.
US Fund Target-Date 2035	MassMutual Select T. Rowe Price Retirement 2035 Fund - Class M3*	1.09%	11.28%	7.22%	7.08%
	Adviser: MML Investment Advisers, LLC
	Subadviser: T. Rowe Price Associates, Inc.
US Fund Target-Date 2040	MassMutual Select T. Rowe Price Retirement 2040 Fund - Class M3*	1.10%	12.55%	7.94%	7.63%
	Adviser: MML Investment Advisers, LLC
	Subadviser: T. Rowe Price Associates, Inc.
APP A-33

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Target-Date 2045	MassMutual Select T. Rowe Price Retirement 2045 Fund - Class M3*	1.12%	13.30%	8.42%	8.01%
	Adviser: MML Investment Advisers, LLC
	Subadviser: T. Rowe Price Associates, Inc.
US Fund Target-Date 2050	MassMutual Select T. Rowe Price Retirement 2050 Fund - Class M3*	1.13%	13.53%	8.52%	8.08%
	Adviser: MML Investment Advisers, LLC
	Subadviser: T. Rowe Price Associates, Inc.
US Fund Target-Date 2055	MassMutual Select T. Rowe Price Retirement 2055 Fund - Class M3*	1.14%	13.65%	8.53%	8.08%
	Adviser: MML Investment Advisers, LLC
	Subadviser: T. Rowe Price Associates, Inc.
US Fund Target-Date 2060	MassMutual Select T. Rowe Price Retirement 2060 Fund - Class M3*	1.14%	13.63%	8.53%	8.08%
	Adviser: MML Investment Advisers, LLC
	Subadviser: T. Rowe Price Associates, Inc.
US Fund Target-Date 2065+	MassMutual Select T. Rowe Price Retirement 2065 Fund - Class M3*	1.14%	13.54%	15.67%	15.67%
	Adviser: MML Investment Advisers, LLC
	Subadviser: T. Rowe Price Associates, Inc.
US Fund Moderately Conservative Allocation	MassMutual Select T. Rowe Price Retirement Balanced Fund - Class M3*	0.99%	7.33%	4.19%	4.56%
	Adviser: MML Investment Advisers, LLC
	Subadviser: T. Rowe Price Associates, Inc.
US Fund Short-Term Bond	MassMutual Short-Duration Bond Fund - Class R4*	0.91%	7.49%	1.31%	1.71%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Barings LLC;Baring International Investment Ltd;
APP A-34

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Small Growth	MassMutual Small Cap Growth Equity Fund - Class R4	1.30%	14.90%	8.78%	9.63%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Wellington Management Company LLP;Invesco Advisers, Inc.;
US Fund Small Blend	MassMutual Small Cap Opportunities Fund - Class R4*	1.10%	12.46%	10.12%	8.63%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Invesco Advisers, Inc.
US Fund Small Value	MassMutual Small Company Value Fund - Class R4*	1.31%	9.30%	7.37%	6.51%
	Adviser: MML Investment Advisers, LLC
	Subadviser: AllianceBernstein L.P.;American Century Investment Management;
US Fund Intermediate Core-Plus Bond	MassMutual Total Return Bond Fund - Class R4*	0.78%	0.29%	-0.71%	0.98%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Metropolitan West Asset Management, LLC.
US Fund Large Blend	MFS® Core Equity Fund - Class R3* (Closed to Contracts issued on or about 5/1/2009)	0.89%	20.08%	12.62%	12.24%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
US Fund Intermediate Government	MFS® Government Securities Fund - Class R3*	0.76%	0.33%	-1.00%	0.39%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
US Fund Large Growth	MFS® Growth Fund - Class R3*	0.83%	31.34%	14.68%	14.82%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
US Fund Foreign Large Blend	MFS® International Intrinsic Value Fund - Class R3*	1.05%	7.19%	5.09%	7.44%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
APP A-35

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Foreign Small/Mid Growth	MFS® International New Discovery Fund - Class R3* (Closed to Contracts issued on or about 9/1/2006)	1.30%	0.64%	1.13%	4.60%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
US Fund Small Growth	MFS® New Discovery Fund - Class R3*	1.28%	6.06%	4.44%	8.71%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
US Fund Foreign Large Blend	MFS® Research International Fund - Class R3*	0.98%	2.83%	3.87%	5.08%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
US Fund Technology	MFS® Technology Fund - Class R3*	1.13%	36.47%	17.27%	17.59%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
US Fund Intermediate Core-Plus Bond	MFS® Total Return Bond Fund - Class R3*	0.70%	2.20%	0.16%	1.55%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
US Fund Moderate Allocation	MFS® Total Return Fund - Class R3	0.72%	7.60%	6.03%	6.32%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
US Fund Utilities	MFS® Utilities Fund - Class R3*	1.00%	11.35%	5.71%	6.11%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
US Fund Large Value	MFS® Value Fund - Class R3*	0.79%	11.64%	7.95%	8.54%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
US Fund Large Blend	MM S&P 500® Index Fund - Class R4	0.64%	24.15%	13.83%	12.41%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Northern Trust Investments Inc
APP A-36

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Blend	Neuberger Berman Sustainable Equity Fund - Class A	1.07%	27.95%	14.06%	11.41%
	Adviser: Neuberger Berman Investment Advisers LLC
	Subadviser: N/A
US Fund Small Blend	North Square Spectrum Alpha Fund - Class A*	2.24%	15.06%	8.42%	7.09%
	Adviser: North Square Investments, LLC
	Subadviser: NSI Retail Advisors, LLC
US Fund Intermediate Core Bond	Nuveen Bond Index Fund - Retirement Class (formerly TIAA-CREF Bond Index Fund)	0.32%	1.07%	-0.63%	0.98%
	Adviser: Teachers Advisors LLC
	Subadviser: N/A
US Fund Large Blend	Nuveen Dividend Growth Fund - Class A	0.92%	17.25%	11.02%	10.62%
	Adviser: Nuveen Fund Advisors, LLC.
	Subadviser: Nuveen Asset Management, LLC
US Fund Large Blend	Nuveen Equity Index Fund - Retirement Class (formerly TIAA-CREF Equity Index Fund)	0.30%	23.42%	13.55%	12.23%
	Adviser: Teachers Advisors LLC
	Subadviser: N/A
US Fund Foreign Large Value	Nuveen International Value Fund - Class A*	1.15%	4.33%	5.79%	4.88%
	Adviser: Nuveen Fund Advisors, LLC.
	Subadviser: Nuveen Asset Management, LLC
US Fund Large Growth	Nuveen Large-Cap Growth Index Fund - Retirement Class (formerly TIAA-CREF Large-Cap Growth Index Fund)	0.30%	32.95%	18.61%	16.41%
	Adviser: Teachers Advisors LLC
	Subadviser: N/A
US Fund Large Value	Nuveen Large-Cap Value Index Fund - Retirement Class (formerly TIAA-CREF Large-Cap Value Index Fund)	0.30%	14.02%	8.40%	8.18%
	Adviser: Teachers Advisors LLC
	Subadviser: N/A
US Fund Moderate Allocation	Oakmark Equity and Income Fund - Investor Class	0.85%	8.72%	7.98%	6.88%
	Adviser: Harris Associates L.P.
	Subadviser: N/A
APP A-37

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Growth	PGIM Jennison Focused Growth Fund - Class A*	1.05%	31.53%	15.91%	15.34%
	Adviser: PGIM Investments LLC
	Subadviser: Jennison Associates LLC
US Fund Mid-Cap Growth	PGIM Jennison Mid-Cap Growth Fund, Inc. - Class A	1.04%	11.64%	10.04%	9.61%
	Adviser: PGIM Investments LLC
	Subadviser: Jennison Associates LLC
US Fund Natural Resources	PGIM Jennison Natural Resources Fund, Inc. - Class A	1.26%	0.80%	11.67%	3.80%
	Adviser: PGIM Investments LLC
	Subadviser: Jennison Associates LLC
US Fund Emerging Markets Bond	PIMCO Emerging Markets Bond Fund - Class A	1.67%	7.38%	0.70%	3.29%
	Adviser: Pacific Investment Management Company, LLC
	Subadviser: N/A
US Fund Inflation-Protected Bond	PIMCO Real Return Fund - Class A	0.90%	2.18%	1.72%	1.89%
	Adviser: Pacific Investment Management Company, LLC
	Subadviser: N/A
US Fund Intermediate Core-Plus Bond	PIMCO Total Return ESG Fund - Admin Class	1.07%	2.05%	-0.56%	1.15%
	Adviser: Pacific Investment Management Company, LLC
	Subadviser: N/A
US Fund Intermediate Core-Plus Bond	PIMCO Total Return Fund - Class A	0.85%	2.26%	-0.11%	1.37%
	Adviser: Pacific Investment Management Company, LLC
	Subadviser: N/A
US Fund Large Growth	Pioneer Fundamental Growth Fund - Class A	1.01%	17.41%	14.14%	13.29%
	Adviser: Victory Capital Management Inc.
	Subadviser: N/A
US Fund High Yield Bond	Pioneer High Yield Fund - Class A*	1.10%	8.35%	3.06%	4.13%
	Adviser: Victory Capital Management Inc.
	Subadviser: N/A
APP A-38

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Blend	Putnam Core Equity Fund - Class A	0.98%	26.15%	15.65%	13.05%
	Adviser: Putnam Investment Management, LLC
	Subadviser: Franklin Advisers, Inc.
US Fund Foreign Small/Mid Blend	Putnam International Capital Opportunities Fund - Class A	1.59%	3.04%	4.14%	5.57%
	Adviser: Putnam Investment Management, LLC
	Subadviser: Putnam Advisory Company, LLC;Franklin Advisers, Inc.;Franklin Templeton Investment Management;
US Fund Large Value	Putnam Large Cap Value Fund - Class A	0.88%	19.01%	12.31%	10.75%
	Adviser: Putnam Investment Management, LLC
	Subadviser: Franklin Advisers, Inc.;Franklin Templeton Investment Management;
US Fund Small Growth	Putnam Small Cap Growth Fund - Class A	1.21%	22.98%	12.86%	12.02%
	Adviser: Putnam Investment Management, LLC
	Subadviser: Franklin Advisers, Inc.;Franklin Templeton Investment Management;
US Fund Large Growth	Putnam Sustainable Leaders Fund - Class A	0.87%	23.01%	13.69%	13.47%
	Adviser: Putnam Investment Management, LLC
	Subadviser: Franklin Advisers, Inc.;Franklin Templeton Investment Management;
US Fund Small Value	Royce Small-Cap Total Return Fund - Service Class*	1.53%	9.69%	8.82%	7.99%
	Adviser: Royce & Associates, LP
	Subadviser: N/A
US Fund Small Value	Royce Small-Cap Value Fund - Service Class*	1.49%	3.25%	7.03%	5.68%
	Adviser: Royce & Associates, LP
	Subadviser: N/A
US Fund Large Value	T. Rowe Price Equity Income Fund - Class R	1.25%	11.27%	7.99%	7.81%
	Adviser: T. Rowe Price Associates, Inc.
	Subadviser: N/A
APP A-39

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Growth	T. Rowe Price Growth Stock Fund - Class R	1.16%	28.93%	12.53%	13.09%
	Adviser: T. Rowe Price Associates, Inc.
	Subadviser: N/A
US Fund Target-Date 2000-2010	T. Rowe Price Retirement 2010 Fund - R Class	0.99%	7.99%	4.49%	4.90%
	Adviser: T. Rowe Price Associates, Inc.
	Subadviser: N/A
US Fund Target-Date 2015	T. Rowe Price Retirement 2015 Fund - R Class	1.00%	8.32%	4.88%	5.35%
	Adviser: T. Rowe Price Associates, Inc.
	Subadviser: N/A
US Fund Target-Date 2020	T. Rowe Price Retirement 2020 Fund - R Class	1.02%	8.61%	5.22%	5.86%
	Adviser: T. Rowe Price Associates, Inc.
	Subadviser: N/A
US Fund Target-Date 2025	T. Rowe Price Retirement 2025 Fund - R Class	1.04%	9.19%	5.81%	6.44%
	Adviser: T. Rowe Price Associates, Inc.
	Subadviser: N/A
US Fund Target-Date 2030	T. Rowe Price Retirement 2030 Fund - R Class	1.06%	10.19%	6.53%	7.05%
	Adviser: T. Rowe Price Associates, Inc.
	Subadviser: N/A
US Fund Target-Date 2035	T. Rowe Price Retirement 2035 Fund - R Class	1.09%	11.34%	7.31%	7.62%
	Adviser: T. Rowe Price Associates, Inc.
	Subadviser: N/A
US Fund Target-Date 2040	T. Rowe Price Retirement 2040 Fund - R Class	1.10%	12.58%	8.02%	8.11%
	Adviser: T. Rowe Price Associates, Inc.
	Subadviser: N/A
US Fund Target-Date 2045	T. Rowe Price Retirement 2045 Fund - R Class	1.11%	13.35%	8.53%	8.43%
	Adviser: T. Rowe Price Associates, Inc.
	Subadviser: N/A
APP A-40

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Target-Date 2050	T. Rowe Price Retirement 2050 Fund - R Class	1.13%	13.63%	8.65%	8.50%
	Adviser: T. Rowe Price Associates, Inc.
	Subadviser: N/A
US Fund Target-Date 2055	T. Rowe Price Retirement 2055 Fund - R Class	1.14%	13.73%	8.62%	8.47%
	Adviser: T. Rowe Price Associates, Inc.
	Subadviser: N/A
US Fund Target-Date 2060	T. Rowe Price Retirement 2060 Fund - R Class	1.14%	13.63%	8.60%	8.47%
	Adviser: T. Rowe Price Associates, Inc.
	Subadviser: N/A
US Fund Target-Date 2065+	T. Rowe Price Retirement 2065 Fund - R Class	1.14%	13.70%	10.52%	10.52%
	Adviser: T. Rowe Price Associates, Inc.
	Subadviser: N/A
US Fund Moderately Conservative Allocation	T. Rowe Price Retirement Balanced Fund - R Class	0.99%	7.31%	4.25%	4.56%
	Adviser: T. Rowe Price Associates, Inc.
	Subadviser: N/A
US Fund Diversified Emerging Mkts	Templeton Developing Markets Trust - Class A*	1.39%	7.39%	0.96%	3.96%
	Adviser: Templeton Asset Management Ltd.
	Subadviser: Franklin Templeton Inv Mgmt Ltd
US Fund Foreign Large Value	Templeton Foreign Fund - Class A*	1.10%	-2.48%	3.35%	3.19%
	Adviser: Templeton Global Advisors Limited
	Subadviser: N/A
US Fund Global Bond	Templeton Global Bond Fund - Class A*	0.97%	-11.95%	-5.14%	-2.03%
	Adviser: Franklin Advisers, Inc.
	Subadviser: N/A
US Fund Global Large-Stock Blend	Templeton Growth Fund, Inc. - Class A	1.03%	5.42%	4.59%	3.97%
	Adviser: Templeton Global Advisors Limited
	Subadviser: Templeton Asset Management Ltd.
APP A-41

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Foreign Large Blend	Thornburg International Equity Fund - Class R3* (Closed to Contracts issued on or about 5/1/2009)	1.36%	11.05%	6.80%	6.23%
	Adviser: Thornburg Investment Management Inc
	Subadviser: N/A
US Fund Foreign Large Blend	Thornburg International Equity Fund - Class R4*	1.16%	11.27%	7.02%	6.44%
	Adviser: Thornburg Investment Management Inc
	Subadviser: N/A
US Fund Mid-Cap Blend	Thornburg Small/Mid Cap Core Fund - Class R3* (Closed to Contracts issued on or about 5/1/2009)	1.31%	19.48%	6.71%	8.16%
	Adviser: Thornburg Investment Management Inc
	Subadviser: N/A
US Fund Mid-Cap Blend	Thornburg Small/Mid Cap Core Fund - Class R4*	1.21%	19.61%	6.82%	8.27%
	Adviser: Thornburg Investment Management Inc
	Subadviser: N/A
US Fund Mid-Cap Growth	Thornburg Small/Mid Cap Growth Fund - Class R3* (Closed to Contracts issued on or about 5/1/2009)	1.46%	19.61%	4.90%	7.03%
	Adviser: Thornburg Investment Management Inc
	Subadviser: N/A
US Fund Mid-Cap Growth	Thornburg Small/Mid Cap Growth Fund - Class R4*	1.36%	19.70%	5.00%	7.13%
	Adviser: Thornburg Investment Management Inc
	Subadviser: N/A
US Fund Mid-Cap Blend	Timothy Plan Large/Mid-Cap Value Fund - Class A*	1.29%	11.60%	9.85%	8.72%
	Adviser: Timothy Partners Ltd
	Subadviser: Westwood Management Corp
US Fund Global Allocation	UBS Global Allocation Fund - Class A*	1.42%	8.21%	3.80%	4.35%
	Adviser: UBS Asset Management (Americas) LLC
	Subadviser: N/A
APP A-42

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Moderate Allocation	UBS U.S. Allocation Fund - Class A	1.04%	13.73%	8.82%	7.95%
	Adviser: UBS Asset Management (Americas) Inc
	Subadviser: N/A
US Fund Large Blend	Victory Diversified Stock Fund - Class A	1.07%	26.30%	14.60%	11.00%
	Adviser: Victory Capital Management Inc.
	Subadviser: N/A
US Fund Large Value	Victory Pioneer Equity Income Fund - Class A (effective 4/2/25, Pioneer Equity Income Fund was renamed Victory Pioneer Equity Fund as a result of a reorganization)	1.00%	11.25%	6.56%	7.99%
	Adviser: Amundi Asset Management US, Inc.
	Subadviser: N/A
US Fund Large Blend	Victory Pioneer Fund - Class A (effective 4/2/25, Pioneer Fund was renamed Victory Pioneer Fund as a result of a reorganization)	0.93%	22.58%	15.01%	13.13%
	Adviser: Amundi Asset Management US, Inc.
	Subadviser: N/A
US Fund Global Large-Stock Value	Victory Pioneer Global Equity Fund - Class A (effective 4/2/25, Pioneer Global Sustainable Equity Fund was renamed Victory Pioneer Global Equity Fund as a result of a reorganization)	1.15%	11.46%	11.32%	8.74%
	Adviser: Amundi Asset Management US, Inc.
	Subadviser: N/A
US Fund Mid-Cap Value	Victory Pioneer Mid Cap Value Fund - Class A (effective 4/2/25, Pioneer Mid Cap Value Fund was renamed Victory Pioneer Mid Cap Value Fund as a result of a reorganization)	1.17%	10.47%	9.00%	6.87%
	Adviser: Amundi Asset Management US, Inc.
	Subadviser: N/A
APP A-43

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Mid-Cap Growth	Victory Pioneer Select Mid Cap Growth Fund - Class A (Closed to Contracts issued on or about 9/1/2009)(effective 4/2/25, Pioneer Select Mid Cap Growth Fund was renamed Victory Pioneer Select Mid Cap Growth Fund as a result of a reorganization)	0.99%	23.84%	8.66%	9.88%
	Adviser: Amundi Asset Management US, Inc.
	Subadviser: N/A
US Fund Multisector Bond	Victory Pioneer Strategic Income Fund - Class A (effective 4/2/25, Pioneer Strategic Income Fund was renamed Victory Pioneer Strategic Income Fund as a result of a reorganization)	1.11%	4.31%	1.45%	2.63%
	Adviser: Amundi Asset Management US, Inc.
	Subadviser: N/A
US Fund Large Blend	Victory Special Value Fund - Class A	1.37%	27.09%	14.55%	10.71%
	Adviser: Victory Capital Management Inc.
	Subadviser: N/A
US Fund Mid-Cap Value	Victory Sycamore Established Value Fund - Class A	0.90%	9.87%	10.72%	10.42%
	Adviser: Victory Capital Management Inc.
	Subadviser: N/A
US Fund Small Value	Victory Sycamore Small Company Opportunity Fund - Class A	1.26%	5.23%	7.28%	8.96%
	Adviser: Victory Capital Management Inc.
	Subadviser: N/A
US Fund Mid-Cap Growth	Victory Munder Mid-Cap Core Growth Fund - Class A	1.27%	10.85%	8.47%	7.54%
	Adviser: Victory Capital Management Inc.
	Subadviser: N/A
US Fund Large Value	Virtus Ceredex Large-Cap Value Equity Fund - Class A*	1.24%	10.26%	7.00%	7.58%
	Adviser: Virtus Investment Advisers, LLC
	Subadviser: Ceredex Value Advisors LLC
APP A-44

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Mid-Cap Value	Virtus Ceredex Mid-Cap Value Equity Fund - Class A	1.30%	9.76%	5.72%	7.24%
	Adviser: Virtus Investment Advisers, LLC
	Subadviser: Ceredex Value Advisors LLC
US Fund Small Blend	Virtus Ceredex Small-Cap Value Equity Fund - Class A	1.36%	8.67%	7.30%	6.82%
	Adviser: Virtus Investment Advisers, LLC
	Subadviser: Ceredex Value Advisors LLC
US Fund Large Value	Virtus NFJ Dividend Value Fund - Class A	1.02%	4.94%	6.22%	6.38%
	Adviser: Virtus Investment Advisers, LLC
	Subadviser: NFJ Investment Group LLC - Dallas
US Fund Foreign Large Blend	Virtus NFJ International Value Fund - Class A*	1.30%	-2.60%	0.83%	0.55%
	Adviser: Virtus Investment Advisers, LLC
	Subadviser: NFJ Investment Group LLC - Dallas
US Fund Small Value	Virtus NFJ Small-Cap Value Fund - Class A*	1.17%	5.65%	5.23%	4.81%
	Adviser: Virtus Investment Advisers, LLC
	Subadviser: NFJ Investment Group LLC - Dallas
* Denotes Underlying Funds and their investment advisers that have entered into temporary expense reimbursements and /or fee waivers. See the prospectus for the Underlying Fund for further information.
HV-5795
APP A-45

The Statement of Additional Information (“SAI”), which is incorporated by reference into this Prospectus, includes additional information about the Separate Account and the Contract. The SAI is available without charge, upon request. To request copies of the SAI and make other inquiries about your Contracts, call us at 1-844-804-8989. Copies of the SAI and other information are also available on the following website https://plan.empower.com/plancloudws/fundprospectus and by e-mail request to participantservices@empower.com. Reports and other information about the Separate Account and the Contract are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
C000055033

Talcott Resolution Life Insurance Company Group Variable Annuity Contracts Separate Account Eleven PremierSolutions Cornerstone (Series II) Sub-Administered by Empower Annuity Insurance Company of America
Overview
This Prospectus describes information you should know before you purchase or become a Participant under a group variable annuity contract (the “Contract” or “Contracts”). Please read it carefully before you purchase or become a Participant under the Contract. We no longer sell the Contract. However, we continue to administer existing Contracts. The Contract provides for accumulation of Participant Account value and Annuity payments on a fixed and/or variable basis.
Talcott Resolution Life Insurance Company issues the Contracts for use in certain retirement programs adopted according to the Internal Revenue Code.
You or your Employer allocate your plan Contribution to “Sub-Accounts.” Sub-Accounts are subdivisions of the Separate Accounts that we established to keep your Contributions separate from our company assets. The Sub-Accounts purchase shares of underlying mutual funds (“Underlying Funds”) that have investment strategies ranging from conservative to aggressive. You choose the Sub-Accounts that meet your investment goals and risk tolerance. For additional information on the underlying Funds see Appendix A: “Underlying Funds.”
For Contracts issued in connection with Employer-sponsored retirement programs, the Contract Owner decides which Sub-Accounts described in this Prospectus are available to Participants. As a result, if you are a Participant in an Employer-sponsored retirement program, you may not be able to allocate Contributions to all of the Sub-Accounts described in this Prospectus. For additional information describing which Sub-Accounts are available to you, please refer to the materials describing your Employer’s program.
Depending on which Sub-Accounts you select, the underlying Funds may be retail mutual funds that are available to the public, or mutual funds that are only available to insurance company separate accounts. Because your Contributions purchase Sub-Accounts, you do not invest directly in any of the Underlying Funds.
The Contracts may contain a General Account option. The General Account option has certain restrictions. The General Account option and these restrictions are not described in this Prospectus. The General Account option is not required to be registered with the Securities and Exchange Commission (“SEC”).
If you decide to become a Contract Owner or a Participant, you should keep this Prospectus for your records. You can also call Empower at 1-844-804-8989 to get a Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about the Contract, and like this Prospectus, is filed with the SEC.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The SEC doesn’t approve or disapprove these securities or determine if the information in this Prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense.
This Prospectus and the Statement of Additional Information can also be obtained from the SEC’s website (http://www.sec.gov).
This group variable annuity contract IS NOT:
♦A bank or credit union deposit or obligation
♦FDIC or NCUA insured
♦Insured by any federal government agency
♦Guaranteed by any bank or credit union
♦May go down in value
Prospectus Dated: May 1, 2025

Section	Page
2

Appendix A - Underlying Funds	APP A-1
3

Glossary Of Special Terms
The defined terms set out in this prospectus also appear in and apply to the related Statement of Additional Information (“SAI”).
Accumulation Period: The period before the start of Annuity payouts.
Accumulation Units: If you allocate your Contributions to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of Participant Accounts invested in the Sub-Accounts prior to Annuitization.
Annual Maintenance Fee: An annual charge for establishing and maintaining a Participant’s Account under a Contract.
Annuitant: The person on whose life Annuity payouts are based.
Annuitant’s Account: An account established at the beginning of the Annuity Period for making Annuity payouts under the Contracts.
Annuity: A series of payments for life or another designated period.
Annuity Commencement Date: The date we start to make Annuity payouts to you.
Annuity Period: The period during which we make Annuity payouts to you.
Annuity Unit: A unit of measure we use to calculate the value of Annuity payments under a Variable Annuity payout option.
Beneficiary: The person or persons designated to receive Contract values in the event of the Participant’s or Annuitant’s death.
Code: The Internal Revenue Code of 1986, as amended.
Contract Owner: The Employer or entity owning the Contract.
Contract Year: A period of 12 months beginning with the effective date of the Contract or with any anniversary of the effective date.
Contribution(s): The amount(s) paid or transferred or rolled over to Us by the Contract Owner on behalf of Participants pursuant to the terms of the Contracts.
Date of Coverage: The date on which we receive the application on behalf of a Participant.
Due Proof of Death: A certified copy of the death certificate, an order of a court of competent jurisdiction, a statement from a physician who attended the deceased or any other proof acceptable to us.
Employer: An employer maintaining a Tax-Sheltered Annuity plan, a Deferred Compensation Plan, or an Individual Retirement Annuity plan for its employees.
Empower: Empower Annuity Insurance Company of America, which serves as sub-administrator of the Contracts and the Separate Account. You may contact Empower at 1-844-804-8989, Participantservices@empower.com, or at 8515 E. Orchard Road, Greenwood Village, CO 80111.
Empower Administrative Office: Overnight and Standard mailing address: Empower, 8515 E. Orchard Road, Greenwood Village, CO 80111.
Fixed Annuity: An Annuity providing for guaranteed payments which remain fixed in amount throughout the payment period and which do not vary with the investment experience of a separate account.
General Account: Our General Account that consists of all of our company assets, including any money you have invested in the General Account. The assets in the General Account are available to the creditors of Talcott Minimum Death Benefit: The minimum amount payable upon the death of a Participant prior to age 65 and before Annuity payments have started.
Participant (also, “you”): Any employee or former employee of an Employer or other individual with a Participant Account under a Contract.
Participant Account: An account under a Contract to which the General Account values and the Separate Account Accumulation Units are allocated on behalf of a Participant under a Contract.
Participant’s Contract Year: A period of twelve (12) months beginning with the Date of Coverage of a Participant and each successive 12-month period.
4

Premium Tax: A tax or amount of tax, if any, charged by a state, federal, or other governmental entity on Contributions or Contract values.
Related Contract: Another contract or funding vehicle under your plan that may be considered when determining charges or benefits under the Contract described in this Prospectus. Your Employer and Talcott Resolution agree as to whether another contract or funding vehicle is eligible as a Related Contract.
Separate Account: Separate Account Eleven of Talcott Resolution Life Insurance Company.
Sub-Account Value: The value on or before the Annuity Commencement Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit value for that Sub-Account.
Surrender: Any withdrawal of Contract values.
Talcott Resolution, We, Us or Our: Talcott Resolution Life Insurance Company
Tax-Sheltered Annuity (also “Tax Deferred Annuity”): An Annuity Contract purchased by an Employer on behalf of its employees that qualifies for special tax treatment under section 403(b) of the Code.
Valuation Day: Every day the New York Stock Exchange is open for trading. The value of a Separate Account is determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on such days.
Valuation Period: The time span between the close of trading on the New York Stock Exchange from on Valuation Day to the next.
Variable Annuity: An Annuity providing for payments varying in amount in accordance with the investment experience of the assets held in the underlying Funds of the Separate Account.
5

Important Information You Should Consider About the Contract

FEES AND EXPENSES				LOCATION IN PROSPECTUS
Charges for Early Withdrawals
You do not pay a sales charge at the time you make a Contribution to your Participant Account. But you may pay a Contingent Deferred Sales Charge (“CDSC”) if you fully or partially surrender your Participant Account Value during the first five Contract Years. No CDSC applies in the sixth Contract Year or later.
For example, if you made a withdrawal of $100,000.00 (a partial surrender) from your Participant Account Value during your first Contract Year, you would pay a maximum CDSC of $5,000.00.
Contract Charges: Contingent Deferred Sales Charge
Transaction Charges
In addition to the Contingent Deferred Surrender Charge, you may be charged for other transactions. These may include fees to set up and administer a Loan from your Participant Account Value, charges for Premium Taxes that are imposed by a State or other government entity, or a Transfer Fee for transfers among the Sub-Accounts that exceed twelve transfers in a Contract Year.
Contract Charges: Loan Fees; Premium Taxes; and Transfer Fees
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year. Please refer to your Contract specifications page for information about the specific fees you will pay each year.
The fees and expenses don’t reflect advisory fees that are paid to investment advisors from the Participant Account. If such charges were reflected, such fees and expenses would be higher.
Fee Table: Participant Transaction Expenses; Annual Contract Expenses; Annual Underlying Funds Operating Expenses
	Annual Fee	Minimum	Maximum
	Base Contract[1]	0.00%	1.36%
	Investment options (Fund fees and expenses)[2]	0.30%	3.49%
1 As a percentage of Total Value of Participant Accounts under the Contract. [2] As a percentage of Underlying Fund assets.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges.

	Lowest Annual Cost: $1,414	Highest Annual Cost: $3,792
	Assumes: •Investment of $100,000 •5% annual appreciation •Least expensive Contract and Underlying Fund fees and expenses •No CDSC charge •No additional Purchase Payments, transfers, or withdrawals	Assumes: •Investment of $100,000 •5% annual appreciation •Most expensive Contract and Underlying Fund fees and expenses •No CDSC charge •No additional Purchase Payments, transfers, or withdrawals
Other Plan or Participant Charges	Any plan-specific fees.			Fee Table: Participant Transaction Expenses
6

RISKS		LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this Contract, including loss of principal and prior credited earnings.	Principal Risks
Not a Short Term Investment
The Contract is designed as a long-term accumulation Investment for retirement savings. It is not designed for short term investment and is not appropriate for an investor who needs ready access to cash.
Principal Risks
Risks Associated with Investment Options
•An investment in this Contract is subject to the risk of poor investment performance of the Underlying Funds available under the Contract.
•Each Underlying Fund has its own unique risks.
•You should review the prospectus for each Underlying Fund before making an investment decision.
Principal Risks
Insurance Company Risks
Any obligations, guarantees, and benefits of the Contract are subject to the claims- paying ability of the Talcott Resolution. If Talcott Resolution experiences financial distress, it may not be able to meet its obligations to you. More information about Talcott Resolution, including its financial strength ratings, is available upon request. You may make such request by calling 844-804-8989 or visiting https://www.talcottresolution.com
Principal Risks
RESTRICTIONS		LOCATION IN PROSPECTUS
Investments	Talcott may add or remove an Underlying Fund as an investment option under the Contract or to limit its availability to new Contributions or Transfers of Participant Account Value.	Changes to the Funds and Separate Account
Optional Benefits
Loans will have a permanent effect on the Participant’s Account because the investment results of each Sub-account will apply only to amounts remaining in the Sub-accounts. A loan that is not repaid will also reduce the death benefit.
If the Participant elects to pay third-party advisory fees out of the Contract, they may be subject to federal and state taxes, and a 10% federal tax penalty may apply if the Participant is under age 59 1∕2.
Description of the Contracts –Transfers between Sub-Accounts; Restrictions on Sub-Account Transfers
TAXES		LOCATION IN PROSPECTUS
Tax Implications
•You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
•Because you purchase the Contract through a qualified retirement plan, it does not provide any additional tax benefit.
•Earnings on your Contract are generally taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59 1∕2.
Federal Tax Considerations
CONFLICTS OF INTEREST		LOCATION IN PROSPECTUS
Investment Professional Compensation
Your registered representative may receive compensation in the form of commissions for selling this Contract to you. Such compensation may influence your registered representative to recommend this Contract over another investment.
Distribution
Exchanges
Because this Contract is no longer available for sale, it should not be offered to you in exchange for another annuity contract that you own. But you should be aware, in general, that some investment professionals have a financial incentive to offer you a new contract in place of the one that you own. You should exchange an annuity contract only if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new annuity contract rather than continue to own the existing annuity contract.
N/A
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Overview of the Contract
Purpose
The Contract is designed for purchase by sponsors of retirement plans established under Sections 401(a), 403(a), 403(b), 457 and 408 of the Code as an investment option for their participants. The Contract offers a number of Underlying Funds in which participants may invest through the Sub-accounts. A General Account Option that guarantees payment of a minimum interest rate may also be available.
Phases of the Contract
The Contract has two periods: (1) the Accumulation Period and (2) the Annuity Period:
During the Accumulation Period, the Employer makes Contributions to the Contract on behalf of Plan Participants that Participants may allocate among the Sub-Accounts and, if available through the Plan, to the General Account Option. For additional information about the Underlying Funds available for investment through the Sub-Accounts, see Appendix A: Underlying Funds, at the back of this prospectus.
During the Accumulation Period, participants may request full or partial surrenders of their Participant Account value. In addition, participants may be able to request a loan from their Participant Account value.
The Accumulation Period ends on the Annuity Commencement Date when annuity payments begin. A Participant selects an Annuity Commencement Date and an Annuity Payout Option. The Contract provides five annuity options, which may be selected on either a Fixed or Variable Annuity basis or a combination thereof.
During the Annuity Period, neither partial nor full surrenders are permitted except from annuities under Annuity Payout Option No. 5 - Payments for a Designated Period – that are selected on a variable basis. Nor may Participants request a loan during the Annuity Period.
Contract Features
Death Benefit: In the event that a participant dies during the Accumulation Period, then the type of death benefit paid depends on whether the participant died (a) before age 65, or (b) on or after age 65. If the participant died before age 65, a Minimum Death Benefit is payable to the Beneficiary. As further described in this Prospectus, the Minimum Death Benefit is generally the greater of (a) the value of the Participant Account and (b) 100% of the Contributions to the Participant Account less prior Surrenders and outstanding Participant loans. If the participant died on or after age 65, then the Contract pays a death benefit equal to the Participant Account Value, less any outstanding charges and loan. The form of the death benefit payable is subject to any limitation imposed by the Plan and the terms of the Contract.
Withdrawal Options: Full and Partial Surrenders are permitted during the Accumulation Period. They are allowed during the Annuity Period only from an annuity under Option No. 5 – Payments for a Designated Period – that is selected on a variable basis.
Loans: Participants may request loans under certain Plans. To obtain a loan, the participant must enter into an agreement with the Contract administrator that describes the terms, conditions and fees or charges of the loan. The Plan may restrict the amount of Participant Account value available for a loan. See the more detailed section “Participant Loans”.
Systemic Withdrawal Option: If permitted by Internal Revenue Service Regulations and the Plan, Participants who have terminated their employment with the Employer may elect systemic withdrawals based on a specific payment of amount, the frequency of payments and the duration of payments, while remaining in the Accumulation Period.
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Fee Table

The following tables describe the fees and expenses that you, as a Participant, will pay when opening, holding and surrendering amounts from your Participant Account. Please contact your Plan Administrator for information about the specific fees you will pay each year under the Contract.
Please note that there may be additional extra-contractual fees and charges that are not reflected in the Fee Tables, such as custodial or advisory fees that are plan and/or Participant specific, and if such costs were reflected, the cost would be higher. Depending on the type of charge, these may reduce your Participant Account Value and/or could have tax consequences. See the Section “Plan Related Expenses” under “Contract Charges” later in this Prospectus.
The Contract may be available to third-party intermediaries who may charge you a fee for their services in addition to Contract fees and expenses. If you wish to pay these fees from your Covered Account Value, then the deduction will reduce the death benefit and may be subject to state and federal income taxes and a 10% federal penalty tax may apply if you are under age 59 1∕2.
The first table describes the fees and expenses you will pay at the time you make contributions to, withdrawals from, request a Loan from, surrender you Participant Account value, or transfer Participant Account value between Sub-Accounts. State Premium Tax may also be deducted.
Participant Transaction Expenses

Sales Load on Premium Payments	None
Maximum Surrender Charge (as a % of each premium payment withdrawn)(1)	5%
Transfer Processing Fee	After the first 12 transfers in a Contract Year, we may charge $5 for each additional transfer during that Contract Year. There is no fee for the first 12 transfers during a Contract Year.
Loan Set-up Fee	$50
(1)We do not deduct a charge for sales expenses from premiums at the time they are paid. However, We may deduct a surrender charge when a premium is withdrawn upon a surrender or partial surrender or applied to certain annuity options during the first five years following the payment of that premium. The surrender charge is calculated as a percentage of the premium payment being withdrawn or annuitized during the applicable Premium Year. The amount of the surrender charge decreases over time, measured from the date the premium payment is credited to the Contract. The surrender charge percentages are shown below.

Premium Years Since Payment of Premium	1	2	3	4	5	6+
Charge (%)	5	4	3	2	1	0
The next table describes the fees that you will pay each year during the time that you hold Participant Account value under the Contract (not including Underlying Fund fees and expenses).
Annual Contract Expenses

	Minimum Fee	Maximum Fee
Annual Maintenance Fee(1)	$0	$30
Base Contract Fee (as a percentage of average daily Sub-Account value)(2)	0.00%	1.25%
Annual Loan Administration Fee(3)	$50	$50
(1)The Annual Maintenance Fee is deducted from each Participant Account on a quarterly basis. The maximum Annual Maintenance Fee is $30.00. The current Annual Maintenance Fee varies with the Average Participant Account Value under the Contract. For Average Participant Account Values between $0 and $19,999.00, the Annual Maintenance Fee is $20.00, for Average Participant Account Values between $20,000.00 and 39,000.00, the Annual Maintenance Fee is $10.00 and for Average Participant Account Values over $40,000.00, the Annual Maintenance Fee is $0.
(2)The Base Contract Fee consists of the Mortality and Expense Risk and Administrative Charge, which varies with the total value of Participant Accounts under the Contract. The Mortality and Expense Risk and Administrative Charge is either deducted daily (Method 1) or quarterly (Method 2), depending on which method is selected by your Employer.
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(3)This fee does not include an interest charged under the terms of the loan.
The next item shows the minimum and maximum total operating expenses charged by the Underlying Funds as of December 31, 2024 that you may pay periodically during the time that you participate in the Contract. A complete list of the Underlying Funds available under the Contract, including their annual expenses, may be found at the back of this Prospectus in Appendix A – Underlying Funds.

Annual Underlying Funds Operating Expenses	Minimum	Maximum
Expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses	0.30%	3.49%
EXAMPLE
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Participant administrative expenses, Base Contract Expenses and Underlying Fund fees and expenses.
Please note that there may be additional extra-contractual fees and charges that are not reflected in the Example, such as custodian or advisory fees that are plan and/or participant specific. Depending on the type of charge, these may reduce only your Participant Account Value, and/or could have tax consequences. See the section “Plan Related Expenses” later in this Prospectus.
The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the highest Total Annual Fund Operating Expenses. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the underlying funds. If these arrangements were taken into consideration, the expenses shown would be lower.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	If you Surrender your Contract at the end of the applicable time period
Mortality and Expense Risk and Administrative Charge	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
1.25%	$9,393	$17,391	$25,402	$49,130
1.05%	$9,198	$16,822	$24,481	$47,504
0.85%	$9,003	$16,252	$23,552	$45,844
0.75%	$8,906	$15,965	$23,084	$45,002
0.65%	$8,808	$15,678	$22,615	$44,151
0.50%	$8,662	$15,247	$21,907	$42,857
0.35%	$8,516	$14,814	$21,194	$41,544
0.15%	$8,321	$14,234	$20,236	$39,762
0.00%	$8,175	$13,798	$19,513	$38,402

	If you annuitize at the end of the applicable time period
Mortality and Expense Risk and Administrative Charge	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
1.25%	$4,889	$14,682	$24,497	$49,130
1.05%	$4,684	$14,095	$23,565	$47,504
0.85%	$4,479	$13,505	$22,626	$45,844
0.75%	$4,376	$13,210	$22,153	$45,002
0.65%	$4,274	$12,913	$21,678	$44,151
0.50%	$4,120	$12,468	$20,962	$42,857
0.35%	$3,966	$12,021	$20,241	$41,544
0.15%	$3,761	$11,422	$19,273	$39,762
0.00%	$3,607	$10,972	$18,542	$38,402
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	If you do not Surrender your Contract
Mortality and Expense Risk and Administrative Charge	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
1.25%	$4,889	$14,682	$24,497	$49,130
1.05%	$4,684	$14,095	$23,565	$47,504
0.85%	$4,479	$13,505	$22,626	$45,844
0.75%	$4,376	$13,210	$22,153	$45,002
0.65%	$4,274	$12,913	$21,678	$44,151
0.50%	$4,120	$12,468	$20,962	$42,857
0.35%	$3,966	$12,021	$20,241	$41,544
0.15%	$3,761	$11,422	$19,273	$39,762
0.00%	$3,607	$10,972	$18,542	$38,402
Principal Risks of Investing in the Contract
Not a Short Term Investment Vehicle. The Contract is designed for retirement savings or other long-term purposes. It is not appropriate for investors who need ready access to cash.
Risks Associated with Underlying Funds. The value of your investment and any returns will depend on the performance of the Underlying Fund(s) you select. You bear the risk of any decline in your Participant Account value resulting from the Underlying Fund(s)’ performance.
Company’s Claims Paying Ability. Guarantees and benefits provided by the Talcott Resolution are subject to the financial strength and claims paying ability of the company. If the Talcott experiences financial difficulty, it may not be able to make guaranteed payments that exceed the assets in the Separate Account.
Deduction of Third-Party Advisory Fees. Risks relating to the deduction of advisory fees will reduce your Participant Account Value and subject to state and federal income tax, as well as a 10% federal penalty tax if the Participant is under age 59 1/2.
Limitations on Surrenders and Withdrawals. During the first five Contract Years we will deduct a Contingent Deferred Surrender Charge if you surrender or take a withdrawal from the Contract. You should purchase the Contract only if you have the ability to keep it in force for a substantial period of time.
Contract Suspension. The Contract may be suspended where new Contributions and new Participant Accounts may be prohibited.
Tax Consequences. Withdrawals are generally taxable as ordinary income. Withdrawals before age 59 1∕2 may be subject to a tax penalty.
Cyber Security and Business Continuity Risk. Our business is highly dependent upon the effective operation of our computer systems and those of our business partners and service providers. Our business is therefore subject to operational and information security risks. These risks include, among other things, the theft, misuse, corruption, and destruction of electronic data; interference with or denial of service; attacks on systems or websites; and unauthorized release of confidential customer or business information. Systems failures and cybersecurity incidents could severely impede our ability to conduct our business and administer the Contract and may adversely affect you and/or your Contract. For instance, a cybersecurity incident may interfere with our ability to process Contract transactions or calculate Contract values, including Accumulation Unit values. Such events could also adversely affect us, as they may result in regulatory fines, financial losses and reputational damage. Cybersecurity incidents may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value. Financial services companies, such as us, are increasingly the targets of cyber-attacks. While we take significant efforts to protect our systems and data, there can be no assurance that systems disruptions and cybersecurity incidents will always be detected, prevented, or avoided in the future.
We are also exposed to risks related to natural and man-made disasters, and other severe events, such as storms, public health crises, terrorist acts, and military actions, any of which could adversely affect our business operations. While we have a business continuity plan and have taken precautions, we cannot assure you that severe events will not result in interruptions to our business operations, particularly if such events affect our computer systems. Interruptions to our business operations may impair our ability to effectively administer the Contract, including our ability to process orders and calculate Contract values. Additionally, our third-party service providers and other third-parties related to our business (such as financial intermediaries or underlying funds) are subject to similar risks. Successful implementation and execution of their business continuity policies and procedures are largely beyond our control. Disruptions to their business operations may impair our own business operations.
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Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company is a stock life insurance company originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently re-domiciled to Connecticut. Talcott Resolution Life Insurance Company is authorized to do business in all states of the United States and the District of Columbia. In June 2018, the Company changed its name from Hartford Life and Annuity Insurance Company to Talcott Resolution Life and Annuity Insurance Company. Our corporate offices are located at 1 American Row, Hartford, CT 06103.
On January 1, 2013, Talcott Resolution entered into a reinsurance agreement and administrative services agreement with Massachusetts Mutual Life Insurance Company (”MassMutual“) to re-insure the obligations of Talcott Resolution under the Contracts and to provide administration of the Contracts.
On December 20, 2020, MassMutual entered into a reinsurance agreement and subcontractor administrative services agreement with Great-West Life & Annuity Insurance (”Great-West“) to further re-insure the obligations of
Talcott Resolution under the Contracts and to provide administration of the Contracts. On September 2, 2022, Great-West Life & Annuity Insurance Company was re-named Empower Annuity Insurance Company of America (”Empower“).
Empower has primary responsibility for administration of the Contract and the Separate Account. Empower or its affiliates may also provide recordkeeping and other service to the Plan for which they receive compensation from Plan assets.
Financial Condition of Talcott Resolution
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.talcottresolution.com or visiting the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
The Separate Account
The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. The Separate Account is divided into Sub-Accounts. Each Sub-account invests in a single class of shares of an Underlying Fund, which is a separate mutual fund having its own investment objectives and policies and is registered with the SEC as an open-end management investment company or portfolio thereof. We do not guarantee the investment performance of the Sub-Accounts. Your Participant Account value allocated to the Sub-Accounts will vary with the investment performance of the Underlying Funds. You bear the full investment risk for all Contributions allocated to the Sub-Accounts of the Variable Account.
Income, gains and losses credited to, or charged against, a Sub-Account reflect the Sub-Account’s investment experience and not the investment experience of Talcott Resolution’s other assets. Assets of the Separate Account may not be used to pay any liabilities of Talcott Resolution other than those arising under the Contract.
Underlying Funds
Each Underlying Fund is registered with the SEC as a diversified open–end management investment company under the 1940 Act. But the SEC does not supervise their management, investment practices or policies. The (i) name of each Underlying Fund, (ii) its investment objective, (iii) investment adviser and any sub-adviser, (iv) current expenses and (v) performance information is provided in Appendix A: Underlying Funds. Not all Underlying Funds may be available in all states.
The Underlying Fund each issues a prospectus, which contains additional important information about the Fund. You may obtain copies of the prospectuses for the Underlying Funds by contacting Empower at 1-844-804-8989.
For Contracts issued in connection with Employer-sponsored retirement plans, the Contract owner decides which Sub-Accounts described in this prospectus are available to Participants. As a result, if you are a Participant in an Employer-sponsored Plan, you may not be able to allocate Contributions to all the Sub-Accounts described in the Prospectus. For additional information about the Sub-Accounts available to you, please refer to materials describing your employer’s Plan.
The Contract may contain a General Account option. The General Account option has certain restrictions. Neither the General Account option nor these restrictions are described in this prospectus. The General Account option is not required to be registered with the SEC.
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Fees and Payments Received by Talcott Resolution from the Fund Families
On January 1, 2013, Talcott Resolution entered into a reinsurance agreement with Massachusetts Mutual Life Insurance Company (“MassMutual”) to reinsure the obligations of Talcott Resolution under the Contracts and to provide all of the administrative services necessary to support the Contracts. In this role, MassMutual receives all charges, fees, payments and compensation described in this Prospectus as payable to Talcott Resolution. On December 31, 2020, MassMutual entered into a reinsurance agreement with Empower Annuity Insurance Company of America (“Empower”) to further reinsure the obligations of Talcott Resolution under the Contracts. MassMutual also entered into an administrative services agreement and subcontract services agreement for Empower to provide all of the administrative services necessary to support the Contracts. Under these arrangements, Empower now receives (through MassMutual) all charges, fees, payments and compensation described in this Prospectus as payable to Talcott Resolution.
The Contracts are no longer available for sale. The MassMutual affiliate formerly responsible for marketing and selling the Contracts continues to pay sales commissions and other compensation to financial intermediaries for sales and marketing activities related to the Contracts.
Talcott Resolution receives substantial fees and payments with respect to the Underlying Funds that are offered as Sub-Accounts to your Plan through the Contract. These types of fees and payments, which are sometimes called “revenue sharing” payments, are among a number of factors considered when deciding to include a fund in the menu of Underlying Funds offered through the Contract. All of the Underlying Funds on the overall menu make payments to Talcott Resolution or an affiliate. These fees and payments under agreements between Talcott Resolution and the principal underwriters, transfer agents, investment advisers and/or other entities related to the Funds may be in amounts up to 0.80% of assets invested in a Underlying Fund. The fees and payments may include asset based sales compensation and service fees under distribution and/or servicing plans adopted by funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. They may also include administrative service fees and additional payments, expense reimbursements and other compensation. The fees may result in a profit to the extent they exceed expenses, including the expenses of paying compensation to broker-dealers, financial institutions and other persons for selling the Contracts.
Not all fund families pay the same amount of fees and compensation to Us and not all Funds pay according to the same formula. Because of this, the amount of the fees and payments received by Talcott Resolution varies by Fund and Talcott Resolution may receive greater or less fees and payments depending on which variable investment options your Plan selects.
For information on which Underlying Funds pay Talcott Resolution such fees and at what level, please visit https://plan.empower-retirement.com/plancloudws/fundprospectus or call 1-844-804-8989. Written information will be provided upon request.
Endorsement/Sponsorship Fees Paid By Talcott Resolution
Empower, as sub-administrator for the Talcott Resolution Contracts, has entered into endorsement/sponsorship arrangements with the National Association of Police Organizations (NAPO), Fraternal Order of Police (FOP), and National Association of Government Defined Contribution Administrators (NAGDCA). Under the arrangements, Empower pays endorsement/sponsorship fees to NAPO, FOP and NAGDCA, which allows Empower to advertise its retirement products and services to their member organizations and individuals.
For additional information on the amount of fees and payments made by Empower, as sub-administrator for the Talcott Resolution Contracts, please call 1-844-804-8989. Written information will be provided upon request.
Voting Rights
Talcott Resolution is the legal owner of all Underlying Fund shares held in the Separate Account and has the right to vote at the Fund’s shareholder meetings.
As Sub-administrator of the Separate Account, Empower has assumed responsibility of voting the shares of the Underlying Funds on behalf of Talcott Resolution. To the extent required by federal securities laws or regulations, we will:
•Notify the Contract Owner or Participant of any Fund shareholders’ meeting if the shares held for the Contract may be voted;
•Send proxy materials and a form of instructions to the Contract Owner or Participant that may be used to provide instructions on how to vote the Fund shares held for the Contract;
•Arrange for the handling and tallying of proxies received from Contract Owners or Participants;
•Vote all Fund shares attributable to a Contract according to instructions received from the Contract Owner or Participant; and
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•Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.
All Fund shares for which no voting instructions are received will be voted in the same proportion as shares for which voting instructions have been received may result in a small number of Contract Owners or Participants determining the outcome of a proposal subject to a shareholder vote.
If any federal securities laws or regulations, or their present interpretation, change to permit voting shares without obtaining Contract Owner or Participant instructions, Empower may decide to do so. Contract Owners or Participants may attend any shareholder meeting at which shares held for their Contract may be voted.
During the Annuity Period under a Contract, the number of votes will decrease as the number of shares in the Underlying Funds held to fund the Annuity benefits decrease.
Changes to the Funds and Separate Account
We reserve the right, subject to any applicable law, to substitute the shares of any other registered investment company for the shares of any Fund held by the Separate Account. Substitution may occur if shares of the Fund(s) become unavailable or due to changes in applicable law or interpretations of law or as we deem appropriate. Current law requires notification to you of any such substitution and approval of the Securities and Exchange Commission. We also reserve the right, subject to any applicable law, to offer additional Sub-Accounts with differing investment objectives, and to make existing Sub-Account options unavailable under the Contracts in the future.
We may offer additional separate account options from time to time under these Contracts. Such new options will be subject to the then in effect charges, fees, and or transfer restrictions for the Contracts for such additional separate accounts.
General Account Option
Important information you should know: The portion of the Contract relating to the General Account option is not registered under the Securities Act of 1933 (”1933 Act“) and the General Account option is not registered as an investment company under the Investment Company Act of 1940 (”1940 Act“). Neither the General Account option nor any interest in the General Account option is subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the Securities and Exchange Commission has not reviewed the disclosure regarding the General Account option.
The General Account option is funded through the General Account of Talcott Resolution. Contributions and Contract values allocated to the General Account are subject to the financial strength and claims paying ability of Talcott Resolution.
Declared Rate of Interest
Talcott Resolution credits interest on Contributions made to the General Account at a rate We declare for any period of time that we determine. We may change the declared interest rate from time to time at Our discretion.
Guaranteed Rate of Interest
Talcott Resolution guarantees a minimum rate of interest. The declared interest rate will not be less than the minimum guaranteed rate of interest.
Distributions and Transfers
Distributions and transfers from the General Account within a reasonable period of time after a Participant request is received at the Empower Administrative Office. However, under certain conditions, transfers from the General Account may be limited or deferred. Distributions may be subject to a contingent deferred sales charge and may be deferred.
The General Account is subject to Talcott Resolution’s claims-paying ability. Investors must look to the strength of the insurance company with regard to insurance company guarantees. Talcott Resolution’s ability to honor all guarantees under the Contract is subject to its claims-paying capabilities and/or financial strength.
Guaranteed Separate Account
We may also offer some Contract Owners a similar declared interest rate option through a guaranteed separate account. The portion of a Contract relating to such a guaranteed separate account is not registered under the 1933 Act and the guaranteed separate account is not registered as an investment company under the 1940 Act. All guarantees are subject to Our claims paying ability.
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Contract Charges
Contingent Deferred Sales Charge
The Contingent Deferred Sales Charge covers some of the expenses relating to the sale and distribution of the Contracts, including:
•the cost of preparing sales literature,
•commissions and other compensation paid to broker dealers and their registered representatives, and
•other promotional and distribution related activities.
If the Contingent Deferred Sales Charge is not sufficient to cover sales and distribution expenses, We pay those expenses from Our general assets, including surplus. Surplus might include profits resulting from unused Mortality and Expense Risk Charges.
We do not deduct a sales charge at the time Contributions are made to the Contract. We may assess a Contingent Deferred Sales Charge when you partially or fully Surrender amounts held in your Participant Account under the Contract. The Contingent Deferred Sales Charge is based on the amount you choose to Surrender from your Participant Account and the number of Contract Years completed with respect to your Participant Account before the Surrender. We do not assess a Contingent Deferred Sales Charge after the fifth Contract Year.
The percentage used to calculate the Contingent Deferred Sales Charge is equal to:

Contract Years	Contingent Deferred Sales Charge as a percentage of Participant Account value Surrendered
During the First Year	5%
During the Second Year	4%
During the Third Year	3%
During the Fourth Year	2%
During the Fifth Year	1%
During the Sixth Year and thereafter	0%
➣Example: You request a full Surrender when the value of your Participant Account is $1,000 and the applicable Contingent Deferred Sales Charge is 5%: Your Sub-Account(s) will be surrendered by $1,000 and you will receive $950 (i.e., the $1,000 Surrender less the 5% Contingent Deferred Sales Charge).
If you request a partial Surrender and ask for a specific dollar amount, the Contingent Deferred Sales Charge will be calculated on the total amount that must be withdrawn from your Sub-Account(s) to provide you with the amount requested.
➣Example: You ask for $1,000 when the applicable Contingent Deferred Sales Charge is 5%: Your Sub-Account(s) will be reduced by $1,052.63 (i.e., a total withdrawal of $1,052.63 made up of $52.63 in Contingent Deferred Sales Charge plus the $1,000 you requested). The net amount of $1,000 is paid to you.
We may reduce the amount or term of the Contingent Deferred Sales Charge (See “Experience Rating under the Contracts” and “Negotiated Charges and Fees”).
No deduction for Contingent Deferred Sales Charges will be made in certain cases.
The following Surrenders are NOT subject to a Contingent Deferred Sales Charge:
•Benefit Payments — We do not assess a Contingent Deferred Sales Charge on amounts Surrendered from the Contract to pay benefits to a Participant or a beneficiary under the terms of your Plan. We call these amounts “Benefit Payments”. Amounts Surrendered for transfer to the funding vehicle of another investment provider or Surrendered because of the termination of your Plan are not Benefit Payments. Upon Our request, the Contract Owner must provide documentation acceptable to us that a Surrender is a Benefit Payment.
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•Plan Related Expenses — We do not assess a Contingent Deferred Sales Charge on amounts Surrendered from the Contract to pay certain administrative expenses or other Plan Related Expenses including, fees to consultants, auditors, third-party administrators and other plan service providers. We call these amounts “Plan Related Expenses.” Upon Our request, the Contract Owner must provide Us with reasonable documentation that a Surrender is a Plan Related Expense.
•Transfer to an Approved Plan Related Investment Account — We do not assess a Contingent Deferred Sales Charge on amounts Surrendered from the Contract to transfer to an Approved Plan Related Investment Account. An Approved Plan Related Investment Account is a separate Participant directed investment account under your Plan that your Employer identifies and We accept for the purpose of Participant directed transfers of amounts from the Contract for investment outside of the Contract.
We will allocate the deduction of the Contingent Deferred Sales Charge among all Sub-Accounts and any General Account value in a Participant Account on a prorate basis unless you elect a different allocation of the deduction for the Contingent Deferred Sales Charge.
Annual Maintenance Fee
The Annual Maintenance Fee is an annual fee that we deduct from the value of each Participant Account on a quarterly basis during the Accumulation Period. This means during the year We deduct 25 percent of the Annual Maintenance Fee on the last Valuation Day of each quarter, or from the proceeds of a full surrender of a Participant Account. We deduct the fee proportionately from the Sub-Accounts and any General Account value in a Participant Account. The maximum Annual Maintenance Fee permitted under the Contracts is $30. We determine the current amount of the Annual Maintenance Fee that will apply to all Participant Accounts under your plan’s Contract for the calendar year, using the table below based on the average of all Participant Account values under your plan’s Contract as of the last Valuation Day of the prior year. This means the Annual Maintenance Fee for any Contract Year may increase or decrease from the prior year depending on the average of all Participant Account values under your plan’s Contract as of the last Valuation Day of the prior year. The Annual Maintenance Fee will be as set forth in the table below; however, We may charge the maximum Annual Maintenance Fee of $30 if a plan negotiates additional services under the Contract. The Annual Maintenance Fee helps to compensate Us for Our administrative services related to maintaining the Contract and the Participant Accounts.

Average Participant Account Value under Your Contract	Amount of the Annual Maintenance Fee
$0 to $19,999.99	$20
$20,000.00 to $39,999.99	$10
$40,000.00 and over	$0
The Annual Maintenance Fee may be reduced or waived (See “Experience Rating under the Contracts” and “Negotiated Charges and Fees”). We may also reduce or waive some or all of the Annual Maintenance Fee for plans that use a third-party administrator with systems that are compatible with Our own.
Mortality and Expense Risk and Administrative Charge
For providing administrative services, and for assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate against all Contract values in the Sub-Accounts. The rate of the charge depends on the total value of the aggregate Participant Accounts within the Contract anticipated by your Employer within 24 months of initial purchase by your Employer. If the actual aggregate level of Participant Accounts within the Contract is lesser than the anticipated level, we may increase the Mortality and Expense Risk and Administrative Charge on a going-forward basis. In no event will the charge exceed 1.25%.
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Before Annuity Commencement Date

Total Value of Participant Accounts under a Contract	Mortality and Expense Risk and Administrative Charge
$0 to $3,499,999.99	1.25%
$3,500,000.00 to $4,999,999.99	1.05%
$5,000,000.00 to $24,999,999.99	0.85%
$25,000,000.00 to $34,999,999.99	0.75%
$35,000,000.00 to $49,999,999.99	0.65%
$50,000,000.00 to $69,999,999.99	0.50%
$70,000,000.00 to $84,999,999.99	0.35%
$85,000,000.00 to $99,999,999.99	0.15%
$100,000,000.00 and over	0.00%
After Annuity Commencement Date

Mortality and Expense Risk and Administrative Charge
All Participants	1.25%
When your Employer purchases the Contract, your Employer chooses one of the following two methods that the mortality and expense risk and administrative charge is deducted under the Contract:
Method One: The mortality and expense risk and administrative charge is deducted daily. It is assessed as a percentage of the net asset value of each Fund when Accumulation Unit or Annuity Unit values are determined each day.
Method Two: The mortality and expense risk and administrative charge is deducted each calendar quarter. It is assessed as a percentage of the average daily assets of the Sub-Accounts during the calendar quarter. The charge is deducted from your Participant Account by redeeming the Accumulation Units or Annuity Units in proportion to the dollar amount of the charge. Method Two is not available to Contracts issued in New York.
The mortality and expense risk and administrative charge compensates us for providing administrative services and for assuming mortality and expense risks under the Contracts. We assume two types of mortality risk and an expense risk:
Mortality Risk During The Accumulation Period: During the period your Contributions are accumulating, we are required to cover any difference between the Minimum Death Benefit paid and the Participant Account value. These differences may occur during periods of declining value or in periods where the Contingent Deferred Sales Charges would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.
Mortality Risk During The Annuity Period: Once Annuity payouts have begun, we may be required to make Annuity payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.
Expense Risk: We also bear an expense risk that the Contingent Deferred Sales Charges and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.
Although variable Annuity payouts will fluctuate with the performance of the underlying Fund selected, your Annuity payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. This charge enables us to keep our commitments and to pay you as planned.
We also provide various administrative support services for plans. These services include recordkeeping, statements of account, internet and automated voice response account access, and participant educational materials.
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If the mortality and expense risk and administrative charge under a Contract is insufficient to cover actual costs incurred by us, we will bear the loss. If the mortality and expense risk and administrative charge exceeds these costs, we will keep the excess as profit. We may use these profits, as well as revenue sharing and Rule 12b-1 fees received from certain Funds, for any proper corporate purpose including, among other things, payment of sales expenses, including the fees paid to distributors. We expect to make a profit from the mortality and expense risk and administrative charge.
We may reduce the mortality and expense risk and administrative charge under the Contracts (See “Experience Rating under the Contracts” and “Negotiated Charges and Fees”).
Loan Fees
Loans may be subject to a one-time set-up fee of $50. In addition, loans may also be subject to an annual loan administration fee of $50. We deduct 25 percent of the annual fee at the end of each quarter or from the proceeds of a full Surrender of a Participant Account. We deduct the fee proportionately from the Sub-Accounts and any General Account value in a Participant Account.
Premium Taxes
We reserve the right to deduct a charge for Premium Tax imposed on Us by a state or other governmental entity. Certain states and municipalities impose a Premium Tax. In some cases, Premium Taxes are deducted at the time purchase payments are made; in other cases Premium Tax is assessed on the Annuity Commencement Date. We will pay Premium Taxes at the time imposed under applicable law. At Our sole discretion, We may deduct Premium Taxes at the time We pay such taxes to the applicable taxing authorities, at the time the Contract is surrendered, at the time a death benefit is paid, or at the time a Participant annuitizes.
Transfer Fee
You can transfer your Participant Account values between or among the Sub-Accounts up to 12 times per Participant Contract Year. A Transfer Fee of $5 may apply to each transfer in excess of 12 made in a Participant Contract Year. We do not currently charge the $5 Transfer Fee. The Transfer Fee does not apply to Contracts issued in New York.
Experience Rating under the Contracts
We may apply experience credits under a Contract based on investment, administrative or other factors, including, but not limited to: (1) the total number of Participants, (2) the sum of all Participants’ Account values, (3) the allocation of Contract values between the General Account and the Separate Accounts under the Contract, (4) present or anticipated levels of Contributions, distributions, transfers, administrative expenses or commissions, and (5) whether We are the exclusive annuity contract provider. Experience credits can take the form of a reduction in the deduction for Program and Administrative Charges, a reduction in the term or amount of any applicable Contingent Deferred Sales Charges, an increase in the rate of interest credited under the Contract, a reduction in the amount of the Annual Maintenance Fee or any combination of the foregoing. We may apply experience credits either prospectively or retrospectively. We may apply and allocate experience credits in such manner as We deem appropriate. Any such credit will not be unfairly discriminatory against any person, including the affected Contract Owners or Participants. Experience credits have been given in certain cases. Owners of Contracts receiving experience credits will receive notification regarding such credits. Experience credits may be discontinued at Our sole discretion in the event of a change in applicable factors. For Contracts issued in New York, We may only apply experience credits prospectively.
Negotiated Charges and Fees
The charges and fees described in this section vary from Contract to Contract, depending on plan characteristics. The Contract Owner can negotiate charges and fees. This flexibility allows Us and the Contract Owner to custom design a charge and fee structure that meets the financial goals of both the Contract Owner and Talcott Resolution.
Charges of the Funds
The Separate Account purchases shares of the Funds at net asset value. The net asset value of the fund reflects investment advisory fees, distribution fees and operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the Underlying Fund’s prospectuses.
Plan Related Expenses
The Contract Owner may direct Us to deduct amounts from the assets under a Contract to pay certain administrative expenses or other Plan-related Expenses including, but not limited to, fees to consultants, auditors, counsel, Talcott Resolution and other Plan service providers. We will deduct and pay such amounts to the Contract Owner or as directed by the Contract Owner. We may agree to include these amounts as an adjustment to the charge for administrative undertakings for the Separate Account.
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You should consult a tax advisor regarding the tax treatment of adviser fee payments. Please consult with your investment adviser before requesting us to pay financial adviser fees from this Contract compared to other assets you may have.
Any financial adviser fee you pay is in addition to this Contract’s fees and expenses.
You should ask your financial adviser about compensation they receive for this Contract. We are not an investment adviser, and we do not provide investment advice in connection with sales of the Contract. We are not a fiduciary to you, and do not make recommendations or assess suitability.
Description of the Contracts
The Contracts are group variable annuity contracts offered to:
•Tax deferred annuity programs adopted according to Section 403(b) of the Code by public school systems and certain tax-exempt organizations described in Section 501(c)(3) of the Code;
•Deferred compensation plans as defined in Section 457 of the Code sponsored by governmental employers or by certain tax-exempt organizations described in Section 501(c)(3) of the Code;
•Qualified governmental excess benefit plans under Section 415(m) of the Code;
•Retirement plans qualified under Sections 401(a) or 403(a) of the Code; and
•Individual Retirement Annuity programs adopted according to Section 408 of the Code.
The Contracts are not available for issuance except as described above.
It is important that you notify Empower if you change your address. If your mail is returned to Empower, we are likely to suspend future mailings until an updated address is obtained. In addition, Empower may rely on a third party, including the U.S. Postal Service, to update your current address. Failure to give Empower a current address may result in payments due and payable on your Participant Account being considered abandoned property under state law (unless preempted by ERISA), and remitted to the applicable state.
Assignments
The Contract and a Participant’s interest in a Contract cannot be assigned, transferred or pledged.
Pricing and Crediting of Contributions
Initial Contributions to your Participant Account are credited within two Valuation Days of receipt of a properly completed application and the initial Contribution at the Empower Administrative Office.
If the application or other information accompanying the initial Contribution is incomplete when received, We will hold the money in a non-interest bearing account for up to five Valuation Days while We try to obtain complete information. If We cannot obtain the information within five Valuation Days, We will either return the Contribution and explain why it could not be processed or keep the Contribution if the Participant authorizes Us to keep it until the necessary information is provided.
Contributions properly designated for your Participant Account that are received prior to the close of the New York Stock Exchange will be invested on the same Valuation Day. Subsequent Contributions properly designated for your Participant Account that are received on a Non-Valuation Day or after the close of the New York Stock Exchange will be invested on the next Valuation Day.
Canceling your Certificate
For certificates issued in Florida, Minnesota, North Carolina, Texas and Utah in connection with 403(b) Contracts, you have a limited right to return your certificate for cancellation. We urge you to closely examine its provisions. If for any reason you are not satisfied with your certificate, simply return it within the timeframe specified after you receive it with a written request for cancellation that indicates your tax-withholding instructions. We will not deduct any Contingent Deferred Sales Charges during this time. We may require additional information before we can cancel your certificate.
You bear the investment risk from the time the certificate is issued until we receive your complete cancellation request.
The amount we pay you upon cancellation depends on the requirements of the state where you purchased your certificate.
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Surrender Charge Offset
You may be eligible to receive a credit to your Participant Account if you elect to make a Contribution that is transferred from a contract of another carrier within your plan. The credit is equal to the surrender charge you incurred from the other carrier when you make the transfer, and is limited to a maximum credit of 7%. To be eligible, you must transfer the Contribution initially to the General Account, but you may reallocate the amount afterwards as permitted by the Contract.
Your Employer may also be eligible for a Group Surrender Charge Offset if the initial payment made to the Contract consists of a transfer of funds held by the plan under an investment vehicle issued by another carrier. If, by reason of the transfer, the plan has paid, or will pay, a surrender charge, market value adjustment or other discontinuance penalty to the other carrier, Talcott Resolution will reimburse the plan not to exceed 7% of transferred assets.
Contribution Amounts
If the Plan adopted by the Contract Owner so provides, the Contract permits the allocation of Contributions, in multiples of 1% among the several Sub-Accounts of the Separate Account. The minimum amount that may be allocated to any Sub-Account in a Separate Account shall not be less than $10. Such changes must be requested in the form and manner prescribed by Us.
Transfers between Sub-Accounts
During phases of your Contract when transfers are permissible, you may make transfers between Sub-Accounts according to the following policies and procedures, as they may be amended from time to time.
A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Participant Account value among the Funds available in your Contract. Your transfer request will be processed as of the end of the Valuation Day that it is received in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when We process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.
You may request a transfer into (purchases) a particular Sub-Account or transfers out of (redemptions) a particular Sub-Account. In addition, you may allocate Contributions to or request Surrenders from Sub-Accounts. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund We would need to sell to satisfy all Participants’ “transfer-out” requests. At the same time, We also combine all the daily requests to transfer into a particular Sub-Account or Contributions allocated to that Sub-Account and determine how many shares of that Underlying Fund We would need to buy to satisfy all Participants’ “transfer-in” requests.
In addition, many of the Underlying Funds that are available as investment options in Our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by Us or Our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.
We take advantage of Our size and available technology to combine sales of a particular Underlying Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by Us or Our affiliates. We also combine many of the purchases of that particular Underlying Fund for many of the products We offer. We then “net” these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that We sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.
For example, if We combine all transfer-out (redemption) requests and Surrenders of a Sub-Account with all other sales of that Underlying Fund from all Our other products, We may have to sell $1 million dollars of that Fund on any particular day. However, if other Participants and the owners of other products offered by Us, want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then We would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.
Restrictions on Sub-Account Transfers
First, you may make only one Sub-Account transfer request each day. We limit each Participants to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one “Sub-Account transfer,” however, you cannot transfer the same Participant Account value more than once a Valuation Day.
For Example:
•If the only transfer you make on a day is a transfer of $10,000 from one Sub-Account into another Sub-Account, it would count as one Sub-Account transfer.
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•If, however, on a single day you transfer $10,000 out of one Sub-Account into five other Sub-Accounts (dividing the $10,000 among the five other Sub-Accounts however you chose), that day’s transfer activity would count as one Sub-Account transfer.
•Likewise, if on a single day you transferred $10,000 out of one Sub-Account into ten other Sub-Accounts (dividing the $10,000 among the ten other Sub-Account however you chose), that day’s transfer activity would count as one Sub-Account transfer.
•Conversely, if you have $10,000 in Participant Account value distribution among 10 different Sub-Accounts and you request to transfer the Participant Account value in all those Sub-Accounts into one Sub-Account, that would also count as one Sub-Account transfer.
•However, you cannot transfer the same Participant Account value more than once in one day. That means if you have $10,000 in a money market fund Sub-Account and you transfer all $10,000 into a stock fund Sub-Account, on that same day you could not then transfer the $10,000 out of the stock fund Sub-Account into another Sub-Account.
Second, you are allowed to submit a total of 20 Sub-Account transfers each Calendar Year (the “Transfer Rule”) by U.S. Mail, Voice Response Unit, internet, or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, We will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, Our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.
We may aggregate a Contract Owner’s Contracts or a Participant’s Participant Accounts for the purposes of enforcing these restrictions.
The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation program. Reallocations made based on a Fund merger or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.
The Contracts provide for a Transfer Fee of $5 that applies to transfers between available investment options under the Contract. We do not currently charge the $5 Transfer Fee.
We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase or become a Participant under this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don’t purchase or become a Participant under this Contract if you plan to engage in “market timing,” which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you, as discussed below:
Fund Trading Policies
Generally, you are subject to an Underlying Fund’s trading policies, if any. We are obligated to provide, at the Underlying Fund’s request, tax identification numbers and other shareholder identifying information contained in Our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, We have agreed to serve as a Fund’s agent to help monitor compliance with that Underlying Fund’s trading policy.
We are obligated to follow each Underlying Fund’s instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning Sub-Account transfers into an Underlying Fund or other funds within that fund complex. We are not authorized to grant exceptions to an Fund’s trading policy. Please refer to each Underlying Fund’s prospectus for more information. Transactions that cannot be processed because of the Underlying Fund’s trading policies will be considered not in good order.
In certain circumstances, the Underlying Fund’s trading policies do not apply or may be limited. For instance:
•Certain types of financial intermediaries may not be required to provide Us with shareholder information.
•“Excepted funds” such as money market funds and any Underlying Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that an Underlying Fund treats as a single investor.
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•An Underlying Fund can decide to exempt categories of Contract Owners whose contracts are subject to inconsistent trading restrictions or none at all.
•Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company sponsored contractual or systematic program such as transfers of assets as a result of asset allocation programs, automatic rebalancing programs, Annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a result of any deduction of charges or fees under a Contract; or (iv) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals, surrenders, or retirement plan contributions.
Possibility of Undetected Abusive Trading or Market Timing. We may not be able to detect or prevent all abusive trading activities. For instance,
•Since We net all the purchases and redemptions for a particular Underlying Fund for this and many of Our other products, transfers by any specific market timer could be inadvertently overlooked.
•Certain forms of variable annuities and types of Underlying Funds may be attractive to market timers. We cannot provide assurances that we will be capable of addressing possible abuses in a timely manner.
•These policies apply only to individuals and entities that own or are Participants under this Contract. However, the Underlying Funds that make up the Sub-Accounts of this Contract are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have different or less restrictive transfer rules or no transfer restrictions at all.
•In some cases, We are unable to count the number of Sub-Account transfers requested by Participants or enforce the Transfer Rule because We do not keep Participant Account records for a Contract. In those cases, the Participant Account records and Participant Sub-Account transfer information are kept by the Contract Owner or its third party service provider. These Contract Owners and third party service providers may provide Us with limited information or no information at all regarding Participant Sub-Account transfers.
Impact of Frequent Transfers
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Participant Account. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity payouts for your payee as well as reduce value of other optional benefits available under your Contract.
Separate Account investors could be prevented from purchasing Fund shares if We reach an impasse on the execution of a Fund’s trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all Our variable product investors if the Fund and We cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund’s opinion, has violated the Fund’s trading policy.
In some cases, We do not have the tax identification number or other identifying information requested by a Fund in Our records. In those cases, We rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, We may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all Participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.
General Account Option Transfers
You may make transfers out of the General Account Option to the Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%). For Contracts issued or amended on or after May 1, 1992:
•Transfers of assets presently held in the General Account option, or which were held in the General Account option at any time during the preceding three months, to any account that we determine is a competing account, are prohibited.
•Similarly, transfers of assets presently held in any account during the preceding three months, that we determine is a competing account, to the General Account option, are prohibited
In addition, we may limit the maximum amount transferred or Surrendered from the General Account option under a Participant Account to 1/6th of such portion of the Participant Account held in the General Account option in any one Participant Contract Year.
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These restrictions apply to all transfers from the General Account Option, including all systematic transfers.
As a result of these limitations, it may take a longer period of time (i.e., several years) to move Participant Account values in the General Account Option to Sub-Accounts and therefore this may not provide an effective short term defensive strategy.
Telephone and Internet Transfers
Transfer instructions received by telephone on any Valuation Day before the end of any Valuation Day will be carried out that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day.
Transfer instructions you send electronically are considered to be received by Us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the end of any Valuation Day, the instructions will be carried out that Valuation Day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgement, you should contact Us as soon as possible.
Telephone or internet transfer requests may be cancelled via the internet or by calling Us before the end of the Valuation Day you made the transfer request.
We, Our agents or Our affiliates are not responsible for losses resulting from telephone or electronic requests that We believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through Our website are genuine, including a requirement that Contract Owners and Participants provide certain identifying information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.
Contract Value
Your Participant Account value reflects the sum of the amounts under your Participant Account allocated to the General Account option and the Sub-Accounts.
There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit value. Therefore, on any Valuation Day the portion of your Participant Account allocated to the Sub-Accounts will reflect the investment performance of the Sub-Accounts and will fluctuate with the performance of the Underlying Funds.
Contributions made or Contract values allocated to a Sub-Account are converted into Accumulation Units by dividing the amount of the Contribution or allocation, minus any Premium Taxes, by the Accumulation Unit value for that Valuation Day. The more Contributions or Contract values allocated to the Sub-Accounts under your Participant Account, the more Accumulation Units will be reflected under your Participant Account. You decrease the number of Accumulation Units in a Sub-Account under your Participant Account by requesting Surrenders, transferring money out of a Sub-Account, submitting a Death Benefit claim or by electing an Annuity payout from your Participant Account.
To determine the current Accumulation Unit value, We take the prior Valuation Day’s Accumulation Unit value and multiply it by the Net Investment Factor for the current Valuation Day. The value of the Separate Account is determined at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time).
The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. At the time your Employer purchases the Contract, your Employer chooses one of the following two methods to calculate the Net Investment Factor. The value of your Participant Account will be the same, regardless of the method chosen by your Employer.
Method One
The Net Investment Factor for each Sub-Account equals:
•the net asset value per share plus applicable distributions per share of the corresponding Underlying Fund at the end of the current Valuation Day; divided by
•the net asset value per share of the corresponding Underlying Fund at the end of the prior Valuation Day; multiplied by
•the daily expense factor for the mortality, expense risk and administrative charge and any other applicable charges, adjusted for the number of days in the period.
Method Two (not available to Contracts issued in New York)
The Net Investment Factor for each Sub-Account equals:
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•the net asset value per share of the corresponding Underlying Fund at the end of the current Valuation Day; divided by
•the net asset value per share of the corresponding Underlying Fund at the end of the prior Valuation Day.
Under Method Two, the value of any applicable Underlying Fund distributions per share creates additional Accumulation Units.
We will send you a statement for each calendar quarter, that tells you how many Accumulation Units you have, their value and your total Participant Account value. You can also call (844) 804-8989 to obtain your Participant Account value or, where available, you may access your account information through our website at www.massmutual.com/govnp.
Shares of the Underlying Funds are valued at net asset value on a daily basis. A complete description of the valuation method used in valuing Fund shares may be found in the Underlying Funds’ prospectus.
Surrenders and Withdrawals
IMPORTANT TAX INFORMATION: There are certain restrictions on section 403(b) tax-sheltered annuities. As of December 31, 1988, all section 403(b) annuities have limits on full and partial surrenders. Contributions to the Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless the Contract Owner/employee has a) attained age 59 1∕2, b) a severance from employment, c) died, d) become disabled or e) experienced financial hardship (cash value increases may not be distributed for hardships prior to age 59 1∕2). Distributions prior to age 59 1∕2 due to financial hardship or separation from service may still be subject to a penalty tax of 10%. We will not assume any responsibility for determining whether a withdrawal is permissible, with or without tax penalty, in any particular situation; or in monitoring withdrawal requests regarding pre or post January 1, 1989 Contract Values. Any full or partial Surrender described above may affect the continuing tax-qualified status of some Contracts or plans and may result in adverse tax consequences to the Contract Owner. The Contract Owner, therefore, should consult with a tax adviser before undertaking any such Surrender (See “Federal Tax Considerations”).
After termination of Contributions on your behalf and prior to your Annuity Commencement Date, you will have the following options:
1.Continue your Participant’s Account under the Contract. Under this option, when the selected Annuity Commencement Date arrives, payments will begin under the selected Annuity payout option (See “Annuity Payout Options”). At any time before the Annuity Commencement Date, you may your Participant Account for a lump sum cash settlement in accordance with 3. below.
2.To provide Annuity payouts immediately. The values in your Participant’s Account may be applied, subject to contractual provisions, to provide for Fixed or Variable Annuity payouts, or a combination thereof, commencing immediately, under the selected Annuity payout option under the Contract (See “Annuity Payout Options”).
3.To Surrender your Account in a single sum. The amount received will be the value next computed after receipt of a written Surrender request for complete Surrender at the Empower Administrative Office, less any applicable Contingent Deferred Sales Charge, Annual Maintenance Fee and Premium Taxes. Payment will normally be made within seven days after We receive the written request.
4.To request a partial Surrender of your Participant’s Account. Partial Surrenders are taken from the Sub-Account(s) that you specify. If you do not specify the Sub-Account(s), We will take the amount out of all applicable Sub-Account(s) on a pro rata basis. We will deduct any applicable Sales Charges from the partial Surrender (See “Contract Charges”).
5.To begin making monthly, quarterly, semi-annual or annual withdrawals while allowing your Participant Account to remain in the Accumulation Period. Your Participant Account remains subject to the Annual Maintenance Fee and any fluctuations in the investment results of the Sub-Accounts or any of the underlying investments. You may transfer the values of your Participant Account from one or more Sub-Accounts or the General Account option to any other Sub-Account, the General Account option or to any combination thereof, subject to Contract restrictions (See “Systematic Withdrawal Option”).
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Systematic Withdrawal Option
If permitted by IRS regulations and the terms of the Plan, a Participant can make withdrawals while allowing his or her Participant Account to remain in the Accumulation Period under the Contract. Eligibility under this provision is limited to Participants who have terminated their employment with the Employer at the time they elect the Systematic Withdrawal Option (“SWO”). Payments are limited to 18.0% of the Participant’s Account annually. The minimum payment amount is $100. SWO payments generally are taxable as ordinary income and, if made prior to age 59 1∕2 , an IRS tax penalty may apply. Any Contingent Deferred Sales Charge otherwise applicable is waived on SWO payments.
Participants elect the specific dollar amount to be withdrawn, the frequency of payments (monthly, quarterly, semi-annually or annually) and the duration of payments (either a fixed number of payments or until the Participant’s Account is depleted). The duration of payments may not extend beyond the Participant’s life expectancy as of the beginning date of SWO payments or the joint and last survivor life expectancy of the Participant and the Participant’s Beneficiary. Participants may not elect the SWO if there is an outstanding loan amount.
A Participant can change the terms of a SWO as often as four times in each calendar year, can terminate the SWO at any time, and can elect one of the five available Annuity options or a partial or full lump sum withdrawal. If a partial or full lump sum withdrawal is elected within 12 months of a SWO payment, the Contingent Deferred Sales Charge that was previously waived, if any, will be deducted from the Participant’s Account upon withdrawal. Unless you direct otherwise, SWO payments will be deducted on a pro rata basis from the General Account option and each Sub-Account to which the Participant’s Account is allocated.
The SWO may only be elected pursuant to an election on a form provided by Us. Election of the SWO does not affect Participants’ other rights under the Contracts.
Payment of Surrender Value
Payments from the Sub-Accounts may be delayed beyond seven days only for periods (1) during which the New York Stock Exchange is closed other than customary weekend or holidays closings, or during which trading on the New York Stock Exchange is restricted; (2) during which an emergency exists that makes the valuation and disposal of the securities not reasonably practical; and (3) such other periods that the SEC may by order permit for the protection of investors.
Annuity Options
You are not required to annuitize this Contract. A Participant selects an Annuity Commencement Date (usually between the Participant’s 50th birthday and the date on which the Participant attains their “applicable age” as described under “Federal Tax Considerations”) and an Annuity payout option. The Annuity Commencement Date may be any day of any month before or including the month of a Participant’s 90th birthday, or an earlier date if prescribed by applicable law.
The Annuity Commencement Date and/or the Annuity payment option may be changed from time to time, but any such change must be made at least 30 days prior to the date on which Annuity payouts are scheduled to begin. Annuity payouts will normally be made on the first business day of each month, or another mutually agreed upon business day.
The Contract contains five Annuity payout options that may be selected on either a Fixed or Variable Annuity basis, or a combination thereof. If a Participant does not elect otherwise, We reserve the right to begin Annuity payouts at age 90 under Option 2 with 120 monthly payments certain. However, unless required by applicable law, We will not assume responsibility in determining or monitoring any required minimum distributions (See “Federal Tax Considerations”). Generally, depending on the terms of your retirement plan, you may select from the following payment frequencies: monthly, quarterly, semi-annually, and annually.
Annuity Payout Options
Option 1: Life Annuity where We make monthly Annuity payouts for as long as the Annuitant lives.
❖Payments under this option stop with the last monthly payment preceding the death of the Annuitant, even if the Annuitant dies after one payment. This option offers the maximum level of monthly payments of any of the other life annuity options (Options 2-4) since there is no guarantee of a minimum number of payments nor a provision for a death benefit payable to a Beneficiary.
Option 2: Life Annuity with 120, 180 or 240 Monthly Payments Certain where We make monthly payments for the life of the Annuitant with the provision that payments will be made for a minimum of 120, 180 or 240 months, as elected. If, at the death of the Annuitant, payments have been made for less than the minimum elected number of months, then any remaining guaranteed monthly payments will be paid to the Beneficiary unless other provisions have been made and approved by Us.
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Option 3: Unit Refund Life Annuity where We make monthly payments during the life of the Annuitant terminating with the last payment due prior to the death of the Annuitant, except that an additional payment will be made to the Beneficiary if (a) below exceeds (b) below:

(a)	=	total amount applied under the option at the Annuity Commencement Date
Annuity Unit value at the Annuity Commencement Date
(b)	=	number of Annuity Units represented by each monthly Annuity payout made	×	number of monthly Annuity payouts made
The amount of the additional payments is determined by multiplying the excess, if any, by the Annuity Unit value as of the date We receive Due Proof of Death.
Option 4: Joint and Last Survivor Annuity where We make monthly payments during the joint lifetime of the Annuitant and a designated individual (called the joint Annuitant) and then throughout the remaining lifetime of the survivor, ending with the last payment prior to the death of the survivor.
❖When the Annuity is purchased, the Annuitant elects what percentage (50%, 662/3%, 75% or 100%) of the monthly Annuity payout will continue to be paid to the survivor.
❖Under this Option 4, it would be possible for an Annuitant and joint Annuitant to receive only one payment in the event of the common or simultaneous death of the Annuitant and joint Annuitant prior to the due date for the second payment.
Option 5: Payments for a Designated Period where We agree to make monthly payments for the number of years selected. Under the Contracts, the minimum number of years is five. In the event of the Annuitant’s death prior to the end of the designated period, the present value of any then remaining payments will be paid in one lump sum to the Beneficiary unless other provisions have been made and approved by Us.
❖Option 5 does not involve life contingencies and does not provide any mortality guarantee.
❖Surrenders are subject to the limitations set forth in the Contract and any applicable Contingent Deferred Sales Charges (See “Contract Charges”).
For Contracts issued in New York, no surrenders are permitted by the Annuitant after Annuity payments commence under Option 5.
Once Annuity payouts have started, no Surrenders are permitted except from an annuity under Annuity Payout Option 5 - Payments for a Designated Period – that are paid on a variable basis. Such surrenders may be subject to a Contingent Deferred Sales Charge.
Options 2 and 5 are available only if the guaranteed Annuity payout period is less than the life expectancy of the Annuitant or the joint life expectancy of the Annuitant and their Joint Annuitant at the time the option becomes effective. Such life expectancy shall be computed on the basis of the mortality table prescribed by the IRS or, if none is prescribed, the mortality table then in use by Us.
We may offer other Annuity payout options from time to time. Not all Annuity payout options will be available in all states or in all Contracts.
Calculation of Annuity Payment
During the Annuity Period, your Participant Account Value will be applied to the Annuity Payout Option on either a fixed or variable basis, as you select. The minimum Annuity payout is $20. No election may be made which results in a first payment of less than $20. If at any time Annuity payouts are or become less than $20 We have the right to change the frequency of payment to intervals that will result in payments of at least $20.
Variable Annuity Payments
The value of the Annuity Unit for each Sub-Account in the Separate Account for any day is determined by multiplying the value for the preceding day by the product of (1) the Net Investment Factor (see “Contract Value”) for the day for which the Annuity Unit value is being calculated, and (2) a factor to neutralize the assumed net investment rate discussed below.
The value of the Contract is determined as the product of the value of the Accumulation Unit credited to each Sub-Account no earlier than the close of business on the fifth business day preceding the date the first Annuity payout is due and the number of Accumulation Units credited to each Sub-Account as of the date the Annuity is to commence.
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The first monthly payment varies according to the Annuity payout option selected. The Contract cites Annuity tables derived from the 1983a Individual Annuitant Mortality Table with an assumed interest rate (“A.I.R.”) of 4.00% per annum. The total first monthly Annuity payout is determined by multiplying the value (expressed in thousands of dollars) of a Sub-Account (less any applicable Premium Taxes) by the amount of the first monthly payment per $1,000 of value obtained from the tables in the Contracts. With respect to Fixed Annuities only, the current rate will be applied if it is higher than the rate under the tables in the Contract.
Level Annuity payouts would be provided if the net investment rate remained constant and equal to the A.I.R. In fact, payments will vary up or down in the proportion that the net investment rate varies up or down from the A.I.R. A higher A.I.R. may produce a higher initial payment but more slowly rising and more rapidly falling subsequent payments than would a lower interest rate assumption.
The amount of the first monthly Annuity payout, determined as described above, is divided by the value of an Annuity Unit for the appropriate Sub-Account not later than the fifth business day preceding the day on which the payment is due in order to determine the number of Annuity Units represented by the first payment. This number of
Annuity Units remains fixed during the Annuity Period, and in each subsequent month the dollar amount of the Annuity payout is determined by multiplying this fixed number of Annuity Units by the then current Annuity Unit value.
The Annuity payouts will be made on the date selected. The Annuity Unit value used in calculating the amount of the Annuity payouts will be based on an Annuity Unit value determined as of the close of business on a day not more than the fifth business day preceding the date of the Annuity payout.
Here is an example of how a Variable Annuity is determined:

ILLUSTRATION OF ANNUITY PAYOUTS: (UNISEX) AGE 65, LIFE ANNUITY WITH 120 PAYMENTS CERTAIN
A.	Net amount applied	$139,782.50
B.	Initial monthly income per $1,000 of payment applied	6.13
C.	Initial monthly payment (A × B ÷ 1,000)	$856.87
D.	Annuity Unit Value	3.125
E.	Number of monthly annuity units (C ÷ D)	274.198
F.	Assume annuity unit value for second month equal to	2.897
G.	Second monthly payment (F × E)	$794.35
H.	Assume annuity unit value for third month equal to	3.415
I.	Third month payment (H × E)	$936.39
The above figures are simply to illustrate the calculation of a Variable Annuity and have no bearing on the actual historical record of any Separate Account.
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Benefits Available Under the Contract
The following table summarizes information about the benefits under the Contract.

Benefit	Purpose	Whether Benefit Is Standard or Optional	Maximum Fee	Restrictions/ Limitations
Death Benefit
If the participant dies during the Accumulation Period, then the type of death benefit paid depends on whether the participant died (a) before age 65, or (b) on or after age 65. If the participant died before age 65, a Minimum Death Benefit is payable to the Beneficiary, which is generally the greater of the greater of (a) the value of the Participant Account and (b) 100% of the Contributions to the
Participant Account less prior Surrenders and outstanding Participant loans. If the participant dies on or after age 65, then the Contract pays a death benefit equal to the Participant Account Value, less any outstanding charges and loan balances.
Standard
1.25% (Either deducted via Method 1 (daily deduction as a percentage of net asset value of each fund) or Method 2 (quarterly deduction as a percentage of the average daily assets of Sub-Accounts during calendar quarter), depending on which method is selected by your Employer)

•For Minimum Death Benefit, value of Participant account measured on date that all completed paperwork received for all states except IL. In IL, measured on date Due Proof of Death is received.
•The deduction of advisory fees will reduce your death benefit.

Participant Loan	The Participant may be able request a loan from his or her Participant Account Value during the Accumulation Phase if permitted by the Code and the terms of the Plan.	Standard	Loan set-up fee of $50.00 and annual loan administration fee of $50.00.	•Must be permitted by the Code and the terms of the Plan.
Systemic Withdrawal Option	The Participant may be able request a loan from his or her Participant Account Value during the Accumulation Phase if permitted by the Code and the terms of the Plan.	Standard	None
•Limited to Participants who have terminated their employment with the Employer;
•Duration of payments may not extend beyond the Participant’s life expectancy;
•A Participant may not elect the Systemic Withdrawal Option if there is an outstanding Loan.

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Death Benefits
Determination of the Beneficiary: The Beneficiary is the person or persons designated to receive payment of the death benefit upon the death of the Participant. If no designated Beneficiary remains living at the death of the Participant, the Participant’s estate is the Beneficiary.
Death before the Annuity Commencement Date:
•Death prior to age 65: If the Participant dies before the Annuity Commencement Date or the Participant’s attainment of age 65 (whichever comes first) the Minimum Death Benefit is payable to the Beneficiary. The Minimum Death Benefit is the greater of (a) the value of your Participant Account determined as of the day we receive Due Proof of Death and our receipt of a completed settlement instruction at our Administrative Offices or (b) 100% of the total Contributions made to your Participant Account, reduced by any prior partial Surrenders or outstanding Participant loan indebtedness. For Contracts purchased in Illinois, the Minimum Death Benefit is the greater of (a) the value of your Participant Account determined as of the day we receive Due Proof of Death at our Administrative Offices or (b) 100% of the total Contributions made to your Participant Account, reduced by any prior partial Surrenders or outstanding Participant loan indebtedness. To the extent you have Related Contracts under your plan, we may take into consideration corresponding Participant Account values, Contributions, Surrenders, or loan indebtedness in calculating the Minimum Death Benefit. The value of a Participant’s Account on any Valuation Day before the Annuity Commencement Date will be reduced by any applicable Premium Taxes not already deducted.
•Death on or after age 65: If the Participant dies before the Annuity Commencement Date but on or after the Participant’s 65th birthday, the Beneficiary(ies) will receive the value of your Participant Account (less any applicable Premium Taxes not already deducted) as of the date we receive Due Proof of Death and our receipt of a completed settlement instruction at our Administrative Offices. For Contracts purchased in Illinois, the Beneficiary(ies) will receive the value of your Participant Account (less any applicable Premium Taxes not already deducted) as of the date we receive Due Proof of Death at our Administrative Offices.
Calculation of the death benefit: Except for Contracts purchased in Illinois, if the Participant dies before the Annuity Commencement Date, the death benefit will be calculated as of the date we receive Due Proof of Death and our receipt of a completed settlement instruction. The death benefit remains invested in the Separate Account and/or General Account option according to your last instructions until the proceeds are paid or we receive new settlement instructions from the Beneficiary. During the time period between our receipt of Due Proof of Death and our receipt of the completed settlement instructions, the calculated death benefit will be subject to market fluctuations. Upon receipt of complete settlement instructions, we will calculate the payable amount.
If the proceeds are taken in a single sum, payment will normally be made within seven days of our receipt of completed settlement instructions.
You may apply the death benefit payment to any one of the Annuity payout options (See “Annuity Payout Options”) instead of receiving the death benefit payment in a single sum. An election to receive payment of death benefits under an Annuity payout option must be made before a lump sum settlement and within one year after the death by written notice to us at our Administrative Offices. Proceeds due on death may be applied to provide variable payments, fixed payments, or a combination of variable and fixed payments. No election to provide Annuity payouts will become operative unless the initial Annuity payout is at least $20 on either a variable or fixed basis, or $20 on each basis when a combination benefit is elected. The manner in which the Annuity payouts are determined and in which they may vary from month to month are the same as applicable to a Participant’s Account after retirement (See “Contract Value”).
Death on or after the Annuity Commencement Date: If the Annuitant dies on or after the Annuity Commencement Date, there may be no payout at death unless the Annuitant has elected an Annuity payout option that permits the Beneficiary to elect to continue Annuity payouts or to receive the computed value.
Participant Loans
During the Accumulation Period, a Participant under a Tax-sheltered Annuity plan may request a loan from his or her Participant Account, if permitted by the Plan. Loans from a Participant’s Account may not be available in all states or may be subject to restrictions. When you initiate a loan from your Participant Account, We deduct a loan set-up fee of $50. In addition, while your loan is outstanding, We deduct a $50 annual loan administration fee from your Participant Account on a quarterly basis. We deduct 25 percent of the annual fee on the last Valuation Day of each quarter, or from the proceeds of a full Surrender of your Participant Account.
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When you take a loan from your Participant Account, for record-keeping purposes, an amount equal to your loan, plus interest, is placed into a loan account. When you make loan repayments, the amount of the loan account decreases until your loan account is re-paid in full. You must pay back your loan according to the payment schedule set by the terms of your loan agreement. The loan agreement describes the terms, conditions, and any fees or charges of your loan.
Loans will have a permanent effect on the Participant’s Account because the investment results of each Sub-Account will apply only to the amount remaining in such Sub-Account. The longer a loan is outstanding, the greater the impact on the Participant’s Account is likely to be. Also, if not repaid, the outstanding loan balance will reduce the death benefit otherwise payable to the Beneficiary.
Federal Tax Considerations
General
The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on Our understanding of the existing provisions of the Code, Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income.
This summary has been prepared by Us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.
THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.
Civil Unions & Domestic Partnerships
Upon your death, a surviving spouse may have certain continuation rights under the Contract that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of ”spouse“ under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Parties to a civil union or domestic partnership are not treated as spouses under federal law. Consequently, certain transactions, such as change of ownership or continuation of the contract after death, may be taxable to those individuals. You should consult a tax and/or legal advisor for more information on this subject if it applies to you.
Tax Reporting
The federal, as well as state and local, tax laws and regulations require Us to report certain transactions with respect to the Contract (such as an exchange of or a distribution from the Contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide you with a copy of what was reported. This copy is not intended to supplant your own records. It is your responsibility to ensure that what you report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on your books and records. You should review whatever is reported to the taxing authorities by Us against your own records, and in consultation with your own tax advisor, and should notify Us if you find any discrepancies in case corrections have to be made.
Taxation of Talcott Resolution and the Separate Account
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The Separate Account is taxed as part of Talcott Resolution which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a ”regulated investment company“ under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. (See ”Contract Value“). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.
Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. Talcott Resolution is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since Talcott Resolution is the owner of the assets from which the tax benefits are derived.
Diversification of the Separate Account
For certain types of Contracts, the Internal Revenue Code (”Code“) requires that investments supporting these Contracts be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Underlying Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.
The Treasury Department’s diversification regulations under Code Section 817(h) require, among other things, that:
•no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,
•no more than 70% is represented by any two investments,
•no more than 80% is represented by any three investments and
•no more than 90% is represented by any four investments.
In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.
A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to pay the tax due for the period during which the diversification requirements were not met.
Tax Ownership of the Assets in the Separate Account
In order for certain variable annuity contracts to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the ”owner“ of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the ”tax owner“ of certain separate account assets, income and gain from such assets would be includable in the variable contract owner’s gross income. The U.S. Tax Court followed the IRS position and held that a variable contract owner would be treated for federal tax purposes as the owner of the separate account assets (Webber v. Commissioner, 14 Tax Court No. 17, June 30, 2015). The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular sub-accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and variable life insurance contracts. The distinction between when a variable contract owner will be determined to own the separate account under the analysis of the IRS and the Tax Court can best be illustrated by the following IRS rulings.
Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer’s separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such ”public availability“ means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in Our Separate Account for your Contract are available for purchase except through an insurer’s variable contracts or by other permitted entities.
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Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Underlying Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, We believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, We reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.
Non-Natural Persons as Owners
Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:
•A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),
•A contract acquired by the estate of a decedent by reason of such decedent’s death,
•Certain contracts acquired with respect to tax-qualified retirement arrangements,
•Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or
•A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract’s purchase.
A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.
Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the ”holder“ in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a ”holder.“ In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the ”holder.“ However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.
Annuity Purchases by Nonresident Aliens and Foreign Corporations
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to Talcott Resolution. If withholding applies, We are required to withhold tax at the 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence.
Generation Skipping Transfer Tax
Under certain circumstances, the Code may impose a ”generation skipping transfer tax“ when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require Talcott Resolution to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
Tax-Qualified Retirement Plans
This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.
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The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a ”Qualified Plan“ or ”Plan“). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.
The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not Us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance with regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on Our books and records. If you are purchasing a Contract through a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Contract Value.
The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into Our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.
We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.
Individual Retirement Annuities (”IRAs“)
In addition to ”traditional“ IRAs governed by Code Sections 408(a) and (b) (”Traditional IRAs“), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.
a.Traditional IRAs
Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions (”RMDs“) when the Owner reaches their Required Beginning Date or dies (or the distribution qualifies for one of the other exceptions to the penalty on early distributions), as described below, may result in imposition of a 25% penalty tax on any excess of the RMD amount over the amount actually distributed. This excise tax is reduced to 10% if a distribution of the shortfall is made within two years and to the date the excise tax is assessed or imposed by the IRS. In addition, any amount received before the Owner reaches age 59 1∕2 or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.
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You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. Effective January 1, 2020, non-spouse ”designated beneficiaries“ of a deceased Owner must generally receive distributions within 10 years of the death of the Owner. However, the life expectancy payout option (a/k/a ”IRA stretch“) is still available for non-spouse beneficiaries who are ”Eligible Designated Beneficiaries“ enabling them to make a tax-free ”direct rollover“ (in the form of a direct transfer between Plan fiduciaries, as described below in ”Rollover Distributions“) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an ”inherited IRA“ that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant). ”Eligible Designated Beneficiaries“ include beneficiaries who are not more than 10 years younger, disabled, chronically ill, and minors until age of majority, at which time the 10-year rule applies. In addition, such a Plan is not required to permit such a rollover.
b.SEP IRAs
Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension (”SEP“) or a SEP IRA. A SEP IRA can have employer, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
c.SIMPLE IRAs
The Savings Incentive Match Plan for Employees of small employers (”SIMPLE Plan“) is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees (”SIMPLE IRAs“). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 25% penalty tax for failure to make a full RMD (or reduced amount), and to the 10% penalty tax on premature distributions, as described below. In addition, the 10% penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.
If We do not serve as the Designated Financial Institution for your employer’s SIMPLE Plan, for you to use one of Our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with Us.
d.Roth IRAs
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Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner’s lifetime. Generally, however, upon the Owner’s death the amount remaining in a Roth IRA must be distributed by the end of the tenth year after such death for non-spouse designated beneficiaries or distributed over the life or life expectancy of an Eligible Designated Beneficiary. The Owner of a Traditional IRA or other qualified plan assets may convert a Traditional IRA into a Roth IRA under certain circumstances. The conversion of a Traditional IRA or other qualified plan assets to a Roth IRA will subject the fair market value of the converted Traditional IRA to federal income tax in the year of conversion. In addition to the amount held in the converted Traditional IRA, the fair market value may include the value of additional benefits provided by the annuity contract on the date of conversion, based on reasonable actuarial assumptions. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. Distributions from eligible Qualified Plans can be ”rolled over“ directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a ”conversion“ Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan
Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of ”incidental“ death benefits, and the time when RMDs must commence. There are annual limits on contributions to 401(a) defined contribution plans generally, and to 401(k) plans specifically. Salary reduction contributions to a 401(k) option cannot exceed the lesser of a dollar limit ($23,500 in 2025) or 100% of the employee’s ”includible compensation.“ For participants over age 50, a special additional catch-up provision may be available ($7,500 in 2025 or $11,250 if the participant is age 60-63). In addition, a Plan’s provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. In addition, elective deferrals made by participants under a 401(k) arrangement are subject to specific distribution limitations similar to those outlined below for 403(b) plans. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.
In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits ”incidental“ to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.
Tax-Sheltered Annuity under Section 403(b) (”TSA“)
Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code Section 501(c)(3) to purchase a ”tax-sheltered annuity“ (”TSA“) contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee’s gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit ($23,500 in 2025) or 100% of the employee’s ”includable compensation“ for the most recent full year of service, subject to other adjustments. There are also legal limits on the annual elective deferrals a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased ($7,500 in 2025 or $11,250 if the participant is age 60-63). A TSA participant should contact the Plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.
A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:
a.after the employee reaches age 59 1∕2;
b.upon the employee’s separation from service;
c.upon the employee’s death or disability;
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d.in the case of hardship as defined in applicable regulations (and in the case of hardship, any income attributable to such contributions may not be distributed);
e.as a qualified reservist distribution upon certain calls to active duty; or
f.with respect to amounts invested in a lifetime income investment, the date that is 90 days prior to the day that such lifetime income investment may no longer be held as an investment option under the plan.
An employer sponsoring a TSA may impose additional restrictions on your TSA through its Plan document.
Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits ”incidental“ to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA.
Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant’s or beneficiary’s accumulated benefit immediately before such exchange (taking into account such participant’s or beneficiary’s accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant’s employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information.
Deferred Compensation Plans under Section 457 (”Section 457 Plans“)
Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a ”governmental employer“ is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an ”Eligible Deferred Compensation Plan“ or ”Section 457(b) Plan.“ Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant’s includible compensation or (2) the applicable dollar amount, ($23,500 in 2025). The Plan may provide for additional ”catch-up“ contributions. One catch-up contribution allows participants over age 50 to make additional contributions each year ($7,500 in 2025 or $11,250 if the participant is age 60-63); while another permits 457(b) pre-retirement contributions in the three prior years to, but not including, the year the participant reaches normal retirement age. A participant cannot use both catch-up provisions concurrently. In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 59 1∕2, (2) the participant has a severance from employment (including death), (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations), or (4) with respect to amounts invested in a lifetime income investment, the date that is 90 days prior to the date that such lifetime income investment may no longer be held as an investment option under the Plan.
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Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts, certain other insurance contracts, and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (nongovernmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. Where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer’s general creditors under Code Section 457(b)(6).
Taxation of Amounts Received from Qualified Plans
Except under certain circumstances in the case of Roth IRAs or Roth accounts in a Qualified Plan, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other ”investment in the contract.“ For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, Code Section 72 provides the tax rules for determining what portion of each amount received represents a tax-free recovery of ”investment in the contract“.
For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the ”investment in the contract,“ based on the ratio of the ”investment in the contract“ over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.
In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.
Penalty Taxes for Qualified Plans
Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions (”RMDs“). Penalty taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The penalty taxes on premature distributions and failures to make timely RMDs are more uniform and are described in more detail below.
a.Penalty Taxes on Premature Distributions
Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59 1∕2. However, this 10% penalty tax does not apply to a distribution that is either:
i.made to a beneficiary (or to the employee’s estate) on or after the employee’s death;
ii.attributable to the employee’s becoming disabled under Code Section 72(m)(7);
iii. part of a series of substantially equal periodic payments (not less frequently than annually  —  ”SEPPs“) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary (”SEPP Exception“), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;
iv.(except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);
v.(except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);
vi.not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year which are not reimbursed by health insurance (without regard to whether the taxpayer deducts the unreimbursed medical expenses);
vii.certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty;
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viii.distributions of up to $5,000 from a retirement plan in the case of a birth or adoption of a child under Code Section 72(t)(2)(H); or
ix.certain designated qualified disaster distributions.
In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:
i.made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;
ii.not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7);
iii.for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8); or
iv.certain other exceptions to the 10% penalty tax.
If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59 1∕2 and (b) 5 years have elapsed since the first of these periodic payments.
For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual’s employer under a SIMPLE Plan, the 10% penalty tax rate is increased to 25%.
b.RMDs and 25% Penalty Tax
If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution (”RMD“) for the year, the participant is subject to a 25% penalty tax on the amount that has not been timely distributed. This excise tax is reduced to 10% if a distribution of the shortfall is made within two years and to the date the excise tax is assessed or imposed by the IRS.
An individual’s interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of  —
i.the calendar year in which the individual attains their applicable age, or
ii.(except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.
If the individual attains (1) age 70 1∕2 before 2020, the applicable age is 70 1∕2; (2) age 72 during or after 2020 but before 2023, the applicable age is 72; (3) age 72 during or after 2023 and age 73 before 2033, the applicable age is 73; or (4) age 74 after 2032, the applicable age is 75.
The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over  —
a.the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or
b.over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.
Effective January 1, 2020, non-spouse ”designated beneficiaries“ of a deceased plan participant Owner must generally receive distributions within 10 years of the death of the participant. However, the life expectancy payout option (a/k/a ”stretch payout“) is still available for non-spouse beneficiaries who are ”Eligible Designated Beneficiaries“ enabling them to make a tax-free ”direct rollover“ (in the form of a direct transfer between Plan fiduciaries, as described below in ”Rollover Distributions“) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an ”inherited IRA“ that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant). ”Eligible Designated Beneficiaries“ include beneficiaries who are not more than 10 years younger, disabled, chronically ill, and minors until age of majority, at which time the 10-year rule applies.
If an individual dies after RMDs have begun for such individual, any remainder of the individual’s interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual’s death.
The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner’s surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
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The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount. RMDs also can be made in the form of Annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.
In addition, in computing any RMD amount based on a contract’s account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 25% penalty tax for RMDs (or reduced amount) if such additional RMD amount is not timely distributed. There is a recent exception to the RMD rules for certain lifetime income annuity benefits (Qualified Longevity Annuity Contracts, or ”QLAC“), provided by Revenue Ruling 2012-3 and proposed Treasury regulations.
Tax Withholding for Qualified Plans
Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. The federal income tax withholding requirements, including any ”elections out“ and the rate at which withholding applies are different for periodic and non-periodic distributions. Special rules apply when the distribution is an ”eligible rollover distribution“ from a Qualified Plan (described below in ”Rollover Distributions“). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the ”eligible rollover distribution,“ to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in ”Rollover Distributions“). Payees cannot elect out of this mandatory 20% withholding in the case of such an ”eligible rollover distribution.“
Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.
Regardless of any ”election out“ (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee’s total tax liability.
Rollover Distributions
The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plans (a ”direct transfer“ or a ”direct rollover“) or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a ”60-day rollover“), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, We advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.
For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transferor Plan and if other applicable conditions are met. Such a ”direct transfer“ between the same kinds of Plan is generally not treated as any form of ”distribution“ out of such a Plan for federal income tax purposes.
By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a ”distribution“ out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a ”direct rollover“ (made directly to another Plan) or as a ”60-day rollover.“ The tax restrictions and other rules for a ”direct rollover“ and a ”60-day rollover“ are similar in many ways, but if any ”eligible rollover distribution“ made from certain types of Qualified Plan is not transferred directly to another Plan by a ”direct rollover,“ then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a ”60-day rollover“ by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a ”60-day rollover“, the amount that is not rolled over remains subject to normal income tax plus any applicable penalty.
Under Code Sections 402(f)(2)(A) and 3405(c)(3) an ”eligible rollover distribution“ (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a ”direct rollover“) is generally any distribution to an employee of any portion (or all) of the balance to the employee’s credit in any of the following types of ”Eligible Retirement Plan“: (1) a Qualified Plan under Code Section 401(a) (”Qualified 401(a) Plan“), (2) a qualified annuity plan under Code Section 403(a) (”Qualified Annuity Plan“), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an ”eligible rollover distribution“ does not include any distribution that is either  —
a.an RMD amount;
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b.one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or
c.any distribution made upon hardship of the employee.
Before making an ”eligible rollover distribution,“ a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the ”direct rollover“ and ”60-day rollover“ rules and the distribution’s exposure to the 20% mandatory withholding if it is not made by ”direct rollover.“ Generally, under Code Sections 402(c), 403(b)(8) and 457 (e)(16), a ”direct rollover“ or a ”60-day rollover“ of an ”eligible rollover distribution“ can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an ”eligible rollover distribution“ that can qualify for a tax-free ”60-day rollover“ is limited to the amount that otherwise would be includable in gross income. By contrast, a ”direct rollover“ of an ”eligible rollover distribution“ can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a ”predecessor“ Qualified Plan.
Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free ”direct rollover“ or ”60-day rollover“ can be made between a ”Non-Roth IRA“ (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from Non-Roth IRA to a Roth IRA, or a ”conversion“ of a Non-Roth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free ”direct rollover“ or ”60-day rollover“ can be made between an ”inherited IRA“ (Non-Roth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a ”direct rollover“ or a ”60-day rollover“ to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a ”direct rollover“ or a ”60-day rollover“ to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no l-year limit applies to any such ”direct rollover.“ Similar rules apply to a ”direct rollover“ or a ”60-day rollover“ of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer’s SIMPLE Plan is generally disqualified (and subject to the 25% penalty tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a ”direct rollover“ or a ”60-day rollover“ to an Eligible Retirement Plan that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).
Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a non-spouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS and to qualified Coronavirus Related Distributions.
Distribution
The Contracts are no longer offered for sale. MML Distributors, LLC (”MMLD“), a subsidiary of Massachusetts Mutual Life Insurance Company (”MassMutual“), is the principal underwriter of the Contracts, which are sold by affiliated and unaffiliated broker-dealer, and financial institutions.
MMLD is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (”FINRA“). The principal business address of MMLD is 1295 State Street, Springfield, MA 01111.
Financial Intermediaries receive commissions (described below under ”Commissions“). Certain selected Financial Intermediaries also receive additional compensation (described below under ”Additional Payments“). All or a portion of the payments made to Financial Intermediaries may be passed on to Registered Representatives according to a Financial Intermediaries’ internal compensation practices.
Affiliated broker-dealers also employ individuals called ”wholesalers“ in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract value.
40

Commissions
Upfront commissions paid to Financial Intermediaries generally range from 0% to up to 7% of each Contribution you pay for your Contract. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1.20% of your Contract value. MMLD pays different commissions based on the Contract variation that you buy.
Commission arrangements vary from one Financial Intermediary to another. We and MMLD are not involved in determining your Registered Representative’s compensation. Under certain circumstances, your Registered Representative may be required to return all or a portion of the commissions paid.
Check with your Registered Representative to verify whether your account is a brokerage or an advisory account. Your interests may differ from Ours and your Registered Representative (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your Registered Representative (or the Financial Intermediary with which they are associated) can be paid both by you and MMLD and its affiliates based on what you buy. Therefore, profits, and your Registered Representative’s (or their Financial Intermediary’s) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.
Additional Payments
Subject to FINRA and Financial Intermediary rules, MMLD and its affiliates also make additional payments to Financial Intermediaries (who may or may not be affiliated with Us) to encourage the sale of this Contract and other contracts that We issue to retirement programs that We or Our affiliates offer (”Additional Payments“). Additional Payments are generally based on average net assets (or aged assets) of the contracts or programs attributable to a particular Financial Intermediary, on sales of the contracts or programs attributable to a particular Financial Intermediary, and/or sales expenses. Additional Payments may be used for various purposes, and may take various forms, such as:
•Payments for access to Registered Representatives and/or Financial Intermediaries, such as through one-on-one wholesaler visits or attendance at national sales meetings or similar events.
•Payments for inclusion of Our products on a Financial Intermediary’s ”preferred list“; participation in, or visibility at, national and regional conferences; and/or articles in Financial Intermediary publications highlighting Our products and services.
•Payments for various marketing expenses such as joint marketing campaigns and/or Financial Intermediary event advertising/participation; sponsorship of Financial Intermediary sales contests and/or promotions in which participants (including Registered Representatives) receive prizes such as travel awards, merchandise and recognition; and expenses of generating clients.
•Payment and support to Underlying Fund companies including Fund related wholesaler support, training and marketing activities for certain Funds, and providing sales activity reports.
•Sales support through such things as providing hardware and software, operational and systems integration, links to Our website from a Financial Intermediary’s websites; shareholder services (including sub-accounting) sponsorship of Financial Intermediary due diligence meetings; and/or expense allowances and reimbursements.
•”Due diligence“ payments for a Financial Intermediary’s examination of a product; payments for educational training, sales or training seminars, conferences and programs, sales and service desk training, and/or client or prospect seminar sponsorships.
•Occasional meals and entertainment, tickets to sporting events and other gifts.
More Information
Modification of the Contracts
Subject to any federal and state regulatory restrictions, We may modify the Contracts at any time by written agreement between the Contract Owner and Us. No modification will affect the amount or term of any Annuities begun prior to the effective date of the modification, unless it is required to conform the Contract to, or give the Contract Owner the benefit of, any federal or state statutes or any rule or regulation of the U.S. Treasury Department or the Internal Revenue Service.
On or after the fifth anniversary of any contract we may change, from time to time, any or all of the terms of the Contracts by giving 90 days advance written notice to the Contract Owner, except that the Annuity tables, guaranteed interest rates and the Contingent Deferred Sales Charges which are applicable at the time a Participant’s Account is established under a contract, will continue to be applicable.
41

We may modify the Contract at any time if such modification: (i) is necessary to make the Contract or the Separate Account comply with any law or regulation issued by a governmental agency to which We are subject; or (ii) is necessary to assure continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or annuity contracts; or (iii) is necessary to reflect a change in the operation of the Separate Account or the Sub-Accounts); or (iv) provides additional Separate Account options; or (v) withdraws Separate Account options. In the event of any such modification We will provide notice to the Contract Owner or to the payee(s) during the Annuity period. Talcott may also make appropriate endorsement in the Contract to reflect such modification.
A contract may be suspended by the Contract Owner by giving us written notice at least 90 days before the effective date of the suspension at our Administrative Office. A contract will be suspended automatically on its anniversary if the Contract Owner fails to assent to any modification of a contract. In this context, such modifications would have become effective on or before that anniversary.
Upon suspension of a 403(b) Contract, we will continue to accept Contributions, subject to the terms of the Contract, as such terms are applicable to Participant’s Accounts under the Contracts prior to such suspension. However, no Contributions will be accepted on behalf of any new Participant Accounts. Annuitants at the time of any suspension will continue to receive their Annuity payouts. The suspension of a 403(b) Contract will not preclude a Contract Owner from applying existing Participant’s Accounts to the purchase of Fixed or Variable Annuity benefits.
Upon suspension of all other Contracts, Talcott Resolution will not accept future contributions.
Reservation of Rights Under the Contract
We may, at Our sole discretion, elect not to exercise a right or reservation specified in this Contract. If we elect not to exercise a right or reservation, We are not waiving it. We may decide to exercise a right or a reservation that We previously did not exercise.
Legal Proceeding
Like other insurance companies, We are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, We do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts.
Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s results of operations or cash flows in particular quarterly or annual periods.
42

Appendix A – Underlying Funds
The following is a list of the Underlying Funds currently available under the Contract. In the event more than one Underlying Funds were offered under the Contract, the Underlying Funds available to you may vary by Employer. In such an event, you should refer to your retirement plan documents for a list of Underlying Funds available to you. More information about the Underlying Fund is available in the prospectuses for the Fund, which may be amended from time to time and can be found online at https://plan.empower-retirement.com/plancloudws/fundprospectus. You can also request this information at no cost by calling (844) 804-8989 or sending an email request to participantservices@empower.com.
The current expenses and performance information below reflect fees and expenses of the Underlying Funds, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. The past performance of a Fund is not necessarily an indication of future performance.

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Small Value	AB Discovery Value Fund - Class A	1.09%	9.61%	8.36%	7.18%
	Adviser: AllianceBernstein L.P.
	Subadviser: N/A
US Fund Foreign Large Value	AB International Value Fund - Class A* (Closed to Contracts issued on or about 8/1/2011)	1.23%	4.80%	3.95%	3.25%
	Adviser: AllianceBernstein L.P.
	Subadviser: N/A
US Fund Large Value	AB Large Cap Value Fund - Class A (Closed to Contracts issued on or about 5/3/2010)(Effective 10/1/24, AB Value Fund was renamed AB Large Cap Value Fund)	0.89%	15.58%	10.30%	6.80%
	Adviser: AllianceBernstein L.P.
	Subadviser: N/A
US Fund Foreign Large Growth	AB Sustainable International Thematic Fund - Class A* (Closed to Contracts issued on or about 8/1/2012)	1.04%	-0.32%	2.93%	4.01%
	Adviser: AllianceBernstein L.P.
	Subadviser: N/A
US Fund Large Growth	Alger Capital Appreciation Institutional Fund - Class I	1.24%	49.59%	17.62%	15.30%
	Adviser: Fred Alger Management, LLC
	Subadviser: N/A
US Fund Mid-Cap Growth	Alger Mid Cap Growth Institutional Fund - Class I* (Closed to Contracts issued on or about 8/1/2012)	1.25%	20.02%	10.30%	9.74%
	Adviser: Fred Alger Management, LLC
	Subadviser: N/A
APP A-1

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Small Growth	Alger Small Cap Growth Institutional Fund - Class I	1.41%	7.77%	3.70%	7.55%
	Adviser: Fred Alger Management, LLC
	Subadviser: N/A
US Fund Moderate Allocation	Allspring Asset Allocation Fund - Class A*	1.07%	10.66%	6.49%	5.41%
	Adviser: Allspring Funds Management, LLC
	Subadviser: Allspring Global Investments, LLC
US Fund Diversified Emerging Mkts	Allspring Emerging Markets Equity Fund - Class A*	1.43%	3.37%	-0.92%	2.88%
	Adviser: Allspring Funds Management, LLC
	Subadviser: Allspring Global Investments, LLC
US Fund Utilities	Allspring Utility and Telecommunications Fund - Class A*	1.04%	17.68%	5.06%	7.08%
	Adviser: Allspring Funds Management, LLC
	Subadviser: Allspring Global Investments, LLC
US Fund Intermediate Core Bond	American Century Diversified Bond Fund - Class A	0.85%	1.06%	-0.57%	0.85%
	Adviser: American Century Investment Management Inc
	Subadviser: N/A
US Fund Large Value	American Century Equity Income Fund - Class A	1.18%	10.26%	5.34%	7.55%
	Adviser: American Century Investment Management Inc
	Subadviser: N/A
US Fund Large Growth	American Century Growth Fund - Class A*	1.14%	25.92%	16.11%	14.68%
	Adviser: American Century Investment Management Inc
	Subadviser: N/A
US Fund Mid-Cap Value	American Century Mid Cap Value Fund - Class A	1.23%	8.23%	7.01%	7.68%
	Adviser: American Century Investment Management Inc
	Subadviser: N/A
US Fund Small Value	American Century Small Cap Value Fund - Class A	1.34%	6.94%	9.36%	8.74%
	Adviser: American Century Investment Management Inc
	Subadviser: N/A
APP A-2

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Money Market-Taxable	American Century U.S. Government Money Market Fund - Class A	0.71%	4.62%	2.05%	1.48%
	Adviser: American Century Investment Management Inc
	Subadviser: N/A
US Fund Large Growth	American Funds AMCAP Fund® - Class R3	0.98%	20.73%	10.79%	10.57%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Moderate Allocation	American Funds American Balanced Fund® - Class R3 (Closed to Contracts issued on or about 5/3/2010)	0.89%	14.57%	7.77%	7.77%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Large Value	American Funds American Mutual Fund® - Class R3	0.91%	14.57%	9.10%	8.98%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Global Allocation	American Funds Capital Income Builder® - Class R3	0.91%	9.89%	5.45%	5.18%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Global Large-Stock Blend	American Funds Capital World Growth and Income Fund℠ - Class R3	1.06%	13.53%	8.21%	7.87%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Foreign Large Growth	American Funds EuroPacific Growth Fund® - Class R3	1.12%	4.36%	3.27%	4.98%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Large Blend	American Funds Fundamental Investors Fund℠ - Class R3	0.92%	22.63%	12.31%	11.63%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Global Large-Stock Growth	American Funds New Perspective Fund® - Class R3	1.06%	16.39%	10.75%	10.75%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
APP A-3

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Global Small/Mid Stock	American Funds SMALLCAP World Fund® - Class R3 (Closed to Contracts issued on or about 5/3/2010)	1.30%	2.06%	4.97%	7.39%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Intermediate Core Bond	American Funds The Bond Fund of America® - Class R3* (Closed to Contracts issued on or about 5/3/2010)	0.89%	0.86%	-0.01%	1.22%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Large Growth	American Funds The Growth Fund of America® - Class R3	0.94%	28.02%	14.58%	13.29%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Moderately Aggressive Allocation	American Funds The Income Fund of America® - Class R3	0.91%	10.52%	6.22%	6.34%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Large Blend	American Funds The Investment Company of America® - Class R3	0.91%	24.54%	13.81%	11.43%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Global Large-Stock Growth	American Funds The New Economy Fund® - Class R3	1.06%	23.26%	10.55%	10.86%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Large Blend	American Funds Washington Mutual Investors Fund - Class R3	0.91%	18.57%	11.68%	10.96%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Large Growth	Ave Maria Growth Fund	0.92%	14.91%	10.41%	11.86%
	Adviser: Schwartz Investment Counsel Inc
	Subadviser: N/A
APP A-4

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Blend	Ave Maria Rising Dividend Fund	0.92%	14.42%	10.36%	9.69%
	Adviser: Schwartz Investment Counsel Inc
	Subadviser: N/A
US Fund Mid-Cap Blend	Ave Maria Value Fund	0.94%	21.52%	11.73%	8.01%
	Adviser: Schwartz Investment Counsel Inc
	Subadviser: N/A
US Fund Large Growth	BlackRock Advantage Large Cap Growth Fund - Investor A Shares* (Closed to Contracts issued on or about 8/1/2013)	0.87%	32.07%	16.79%	14.45%
	Adviser: BlackRock Advisors, LLC
	Subadviser: N/A
US Fund Small Growth	BlackRock Advantage Small Cap Growth Fund - Investor A Shares*	0.75%	13.77%	6.77%	8.13%
	Adviser: BlackRock Advisors, LLC
	Subadviser: N/A
US Fund Large Growth	BlackRock Capital Appreciation Fund, Inc. - Investor A Shares*	0.92%	31.53%	15.53%	14.57%
	Adviser: BlackRock Advisors, LLC
	Subadviser: N/A
US Fund Large Value	BlackRock Equity Dividend Fund - Investor A Shares	0.94%	9.55%	7.98%	8.81%
	Adviser: BlackRock Advisors, LLC
	Subadviser: N/A
US Fund Global Allocation	BlackRock Global Allocation Fund, Inc. - Investor A Shares*	1.09%	9.00%	5.74%	5.23%
	Adviser: BlackRock Advisors, LLC
	Subadviser: BlackRock International Limited;BlackRock (Singapore) Ltd;
APP A-5

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Target-Date 2030	BlackRock LifePath® Dynamic 2030 Fund - Investor A Shares*	0.84%	10.11%	5.92%	6.51%
	Adviser: BlackRock Fund Advisors
	Subadviser: BlackRock International Limited;BlackRock (Singapore) Ltd;
US Fund Target-Date 2035	BlackRock LifePath® Dynamic 2035 Fund - Investor A Shares*	0.84%	11.47%	6.93%	7.24%
	Adviser: BlackRock Fund Advisors
	Subadviser: BlackRock International Limited;BlackRock (Singapore) Ltd;
US Fund Target-Date 2040	BlackRock LifePath® Dynamic 2040 Fund - Investor A Shares*	0.84%	13.63%	8.03%	8.02%
	Adviser: BlackRock Fund Advisors
	Subadviser: BlackRock International Limited;BlackRock (Singapore) Ltd;
US Fund Target-Date 2045	BlackRock LifePath® Dynamic 2045 Fund - Investor A Shares*	0.84%	15.25%	8.86%	8.51%
	Adviser: BlackRock Fund Advisors
	Subadviser: BlackRock International Limited;BlackRock (Singapore) Ltd;
US Fund Target-Date 2050	BlackRock LifePath® Dynamic 2050 Fund - Investor A Shares*	0.84%	16.14%	9.12%	8.67%
	Adviser: BlackRock Fund Advisors
	Subadviser: BlackRock International Limited;BlackRock (Singapore) Ltd;
APP A-6

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Target-Date 2055	BlackRock LifePath® Dynamic 2055 Fund - Investor A Shares*	0.84%	16.76%	9.42%	8.78%
	Adviser: BlackRock Fund Advisors
	Subadviser: BlackRock International Limited;BlackRock (Singapore) Ltd;
US Fund Target-Date 2060	BlackRock LifePath® Dynamic 2060 Fund - Investor A Shares *	0.84%	16.82%	9.21%	9.52%
	Adviser: BlackRock Fund Advisors
	Subadviser: BlackRock International Limited;BlackRock (Singapore) Ltd;
US Fund Target-Date 2065+	BlackRock LifePath® Dynamic 2065 Fund - Investor A Shares *	0.84%	16.29%	9.15%	10.00%
	Adviser: BlackRock Fund Advisors
	Subadviser: BlackRock International Limited;BlackRock (Singapore) Ltd;
US Fund Target-Date 2065+	BlackRock LifePath® Dynamic 2070 - Investor A Shares*	0.84%	-5.81%	-5.81%	-5.81%
	Adviser: BlackRock Fund Advisors
	Subadviser: BlackRock International Limited;BlackRock (Singapore) Ltd;
US Fund Target-Date Retirement	BlackRock LifePath® Dynamic Retirement Fund - Investor A Shares*	0.84%	8.12%	4.30%	4.80%
	Adviser: BlackRock Fund Advisors
	Subadviser: BlackRock International Limited;BlackRock (Singapore) Ltd;
US Fund Mid-Cap Value	BlackRock Mid Cap Value Fund - Investor A Shares*	1.00%	9.11%	9.59%	8.59%
	Adviser: BlackRock Advisors, LLC
	Subadviser: N/A
APP A-7

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Insurance Large Blend	BlackRock S&P 500 Index V.I. Fund - Class III Shares	0.39%	24.52%	14.10%	12.61%
	Adviser: BlackRock Advisors, LLC
	Subadviser: N/A
US Fund Intermediate Core Bond	BNY Mellon Bond Market Index Fund - Investor Class*	0.40%	1.02%	-0.71%	0.91%
	Adviser: BNY Mellon Investment Adviser, Inc
	Subadviser: N/A
US Fund Mid-Cap Blend	BNY Mellon Midcap Index Fund, Inc. - Investor Shares (Closed to Contracts issued on or about 6/1/2014)	0.51%	13.42%	9.80%	9.16%
	Adviser: BNY Mellon Investment Adviser, Inc
	Subadviser: N/A
US Fund Large Blend	BNY Mellon S&P 500 Index Fund*	0.50%	24.40%	13.95%	12.54%
	Adviser: BNY Mellon Investment Adviser, Inc
	Subadviser: N/A
US Fund Small Blend	BNY Mellon Smallcap Stock Index Fund - Investor Shares	0.51%	8.26%	7.88%	8.45%
	Adviser: BNY Mellon Investment Adviser, Inc
	Subadviser: N/A
US Fund Global Large-Stock Growth	Calamos Global Equity Fund - Class A*	1.40%	30.16%	14.43%	11.57%
	Adviser: Calamos Advisors LLC
	Subadviser: N/A
US Fund Foreign Large Growth	Calamos International Growth Fund - Class A*	1.20%	12.19%	6.66%	6.58%
	Adviser: Calamos Advisors LLC
	Subadviser: N/A
US Fund Intermediate Core-Plus Bond	Calvert Bond Fund - Class A* (Closed to Contracts issued on or about 8/1/2012)	0.73%	2.81%	0.75%	1.96%
	Adviser: Calvert Research and Management
	Subadviser: N/A
US Fund Large Growth	Calvert Equity Fund - Class A	0.90%	8.39%	11.04%	12.44%
	Adviser: Calvert Research and Management
	Subadviser: Atlanta Capital Management Company,LLC
APP A-8

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Corporate Bond	Calvert Income Fund - Class A (Closed to Contracts issued on or about 9/30/2011)	0.95%	4.53%	1.07%	2.66%
	Adviser: Calvert Research and Management
	Subadviser: N/A
US Fund Large Blend	ClearBridge Appreciation Fund - Class A	0.91%	22.45%	12.58%	11.75%
	Adviser: Franklin Templeton Fund Adviser, LLC
	Subadviser: ClearBridge Investments, LLC
US Fund Large Blend	ClearBridge Growth Fund - Class FI (Closed to Contracts issued on or about 5/3/2010)	1.16%	12.12%	5.86%	5.79%
	Adviser: Franklin Templeton Fund Adviser, LLC
	Subadviser: ClearBridge Investments, LLC
US Fund Mid-Cap Blend	ClearBridge Mid Cap Fund - Class A	1.16%	9.85%	6.82%	7.23%
	Adviser: Franklin Templeton Fund Adviser, LLC
	Subadviser: ClearBridge Investments, LLC
US Fund Small Growth	ClearBridge Small Cap Growth Fund - Class A	1.19%	4.09%	5.26%	7.80%
	Adviser: Franklin Templeton Fund Adviser, LLC
	Subadviser: ClearBridge Investments, LLC
US Fund Small Growth	ClearBridge Small Cap Growth Fund - Class FI (Closed to Contracts issued on or about 4/30/2012)	1.20%	4.10%	5.22%	7.80%
	Adviser: Franklin Templeton Fund Adviser, LLC
	Subadviser: ClearBridge Investments, LLC
US Fund Large Value	ClearBridge Value Fund - Class FI* (Closed to Contracts issued on or about 5/3/2010)(Effective 3/1/24, ClearBridge Value Trust was renamed ClearBridge Value Fund)	1.14%	15.00%	12.76%	9.57%
	Adviser: Franklin Templeton Fund Adviser, LLC
	Subadviser: ClearBridge Investments, LLC
APP A-9

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Mid-Cap Growth	Columbia Acorn® Fund - Class A*	1.07%	14.15%	5.18%	7.59%
	Adviser: Columbia Wanger Asset Management LLC
	Subadviser: N/A
US Fund Large Blend	Columbia Contrarian Core Fund - Class A	0.99%	23.05%	14.77%	12.48%
	Adviser: Columbia Mgmt Investment Advisers, LLC
	Subadviser: N/A
US Fund Large Growth	Columbia Large Cap Growth Fund - Class A	0.98%	31.52%	17.18%	14.95%
	Adviser: Columbia Management Investment Advisers
	Subadviser: N/A
US Fund Large Growth	Columbia Large Cap Growth Opportunity Fund - Class A* (Closed to Contracts issued on or about 8/1/2012)	1.05%	24.46%	13.95%	12.72%
	Adviser: Columbia Mgmt Investment Advisers, LLC
	Subadviser: N/A
US Fund Large Value	Columbia Large Cap Value Fund - Institutional Class* (Closed to Contracts issued on or about 12/31/2010)(Effective 11/22/24, Advisor Shares of this fund converted to Institutional Shares of this fund)	0.72%	15.78%	9.61%	9.21%
	Adviser: Columbia Mgmt Investment Advisers, LLC
	Subadviser: N/A
US Fund Mid-Cap Value	Columbia Select Mid Cap Value Fund - Class A	1.15%	12.86%	9.62%	8.22%
	Adviser: Columbia Mgmt Investment Advisers, LLC
	Subadviser: N/A
APP A-10

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Mid-Cap Value	Columbia Select Mid Cap Value Fund - Institutional Class (Effective 7/20/2020, the underlying Fund is not available as a new Sub-Account for existing Contracts)(Effective 11/22/24, Advisor Shares of this fund converted to Institutional Shares of this fund)	0.90%	13.16%	9.92%	8.49%
	Adviser: Columbia Mgmt Investment Advisers, LLC
	Subadviser: N/A
US Fund Small Value	Columbia Select Small Cap Value Fund - Institutional Class* (Effective 11/22/24, Advisor Shares of this fund converted to Institutional Shares of this fund)	0.97%	12.74%	9.26%	7.03%
	Adviser: Columbia Mgmt Investment Advisers, LLC
	Subadviser: N/A
US Fund Technology	Columbia Seligman Global Technology Fund - Class A* (Closed to Contracts issued on or about 5/3/2010)	1.25%	26.33%	20.48%	19.96%
	Adviser: Columbia Mgmt Investment Advisers, LLC
	Subadviser: N/A
US Fund Small Value	Columbia Small Cap Value Fund I - Class A*	1.20%	8.64%	10.79%	8.80%
	Adviser: Columbia Management Investment Advisers
	Subadviser: N/A
US Fund Large Value	Davis New York Venture Fund - Class A	0.92%	17.51%	9.58%	9.77%
	Adviser: Davis Selected Advisers LP
	Subadviser: Davis Selected Advisers (New York) Inc
US Fund Large Value	Davis Opportunity Fund - Class A (Closed to Contracts issued on or about 5/3/2010)	0.93%	12.78%	10.77%	10.42%
	Adviser: Davis Selected Advisers LP
	Subadviser: Davis Selected Advisers (New York) Inc
APP A-11

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Growth	DWS Capital Growth Fund - Class A	0.90%	26.04%	15.18%	14.35%
	Adviser: DWS Investment Management Americas, Inc.
	Subadviser: N/A
US Fund Foreign Large Growth	DWS International Growth Fund - Class A*	1.12%	9.07%	3.20%	4.57%
	Adviser: DWS Investment Management Americas, Inc.
	Subadviser: N/A
US Fund Mid-Cap Blend	Eaton Vance Atlanta Capital SMID-Cap Fund - Class A	1.12%	13.33%	9.66%	11.74%
	Adviser: Boston Management and Research
	Subadviser: Atlanta Capital Management Company,LLC
US Fund Moderate Allocation	Eaton Vance Balanced Fund - Class A	0.98%	19.46%	8.79%	8.29%
	Adviser: Eaton Vance Management
	Subadviser: N/A
US Fund High Yield Bond	Eaton Vance Income Fund of Boston - Class A	0.98%	7.08%	3.98%	4.58%
	Adviser: Boston Management and Research
	Subadviser: Eaton Vance Advisers International Ltd.
US Fund Large Value	Eaton Vance Large-Cap Value Fund - Class A	1.03%	11.49%	8.26%	8.39%
	Adviser: Boston Management and Research
	Subadviser: N/A
US Fund Small Value	Federated Hermes Clover Small Value Fund - Class A*	1.14%	9.65%	9.43%	6.93%
	Adviser: Federated Equity Mgmt Co. Of Penn
	Subadviser: N/A
US Fund Large Value	Federated Hermes Equity Income Fund, Inc. - Class A* (Closed to Contracts issued on or about 5/3/2010)	1.12%	12.86%	7.82%	6.49%
	Adviser: Federated Equity Mgmt Co. Of Penn
	Subadviser: N/A
APP A-12

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Intermediate Government	Federated Hermes Fund for U.S. Government Securities - Class A* (Closed to Contracts issued on or about 5/3/2010)	0.97%	0.48%	-1.34%	0.26%
	Adviser: Federated Investment Management Company
	Subadviser: N/A
US Fund Global Allocation	Federated Hermes Global Allocation Fund - Class A* (Closed to Contracts issued on or about 5/3/2010)	1.15%	9.09%	4.63%	4.55%
	Adviser: Federated Global Investment Management Corp
	Subadviser: Federated Investment Management Company
US Fund Foreign Large Blend	Federated Hermes International Leaders Fund - Class A* (Closed to Contracts issued on or about 5/3/2010)	1.09%	-1.27%	4.91%	4.47%
	Adviser: Federated Global Investment Management Corp
	Subadviser: N/A
US Fund Mid-Cap Growth	Federated Hermes Kaufmann Fund - Class R* (Closed to Contracts issued on or about 5/3/2010)	1.96%	16.41%	4.17%	8.96%
	Adviser: Federated Global Investment Management Corp
	Subadviser: N/A
US Fund Mid-Cap Growth	Federated Hermes MDT Mid Cap Growth Fund - Class A* (Closed to Contracts issued on or about 5/3/2010)	1.15%	33.04%	16.16%	13.03%
	Adviser: Federated MDTA LLC
	Subadviser: N/A
US Fund High Yield Bond	Federated Hermes Sustainable High Yield Bond Fund - Class A* (Closed to Contracts issued on or about 5/3/2010)	0.90%	6.16%	3.15%	4.31%
	Adviser: Federated Investment Management Company
	Subadviser: Hermes Investment Management Ltd
APP A-13

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Intermediate Core-Plus Bond	Federated Hermes Total Return Bond Fund - Class A* (Closed to Contracts issued on or about 5/3/2010)	0.94%	1.44%	0.05%	1.51%
	Adviser: Federated Investment Management Company
	Subadviser: N/A
US Fund Large Blend	Fidelity Advisor® Leveraged Company Stock Fund - Class M (Closed to Contracts issued on or about 8/1/2012)	1.24%	26.08%	13.85%	9.91%
	Adviser: Fidelity Management & Research Company LLC
	Subadviser: FMR Investment Management (U.K.) Limited;Fidelity Management & Research (Japan) Limited;Fidelity Management & Research (HK) Ltd;
US Fund Large Blend	Fidelity Advisor® Stock Selector All Cap Fund - Class M (Closed to Contracts issued on or about 8/1/2012)	0.98%	19.20%	12.88%	11.44%
	Adviser: Fidelity Management & Research Company LLC
	Subadviser: FMR Investment Management (U.K.) Limited;Fidelity Management & Research (Japan) Limited;Fidelity Management & Research (HK) Ltd;
US Fund Moderately Conservative Allocation	Franklin Conservative Allocation Fund - Class A	0.84%	8.06%	3.83%	4.06%
	Adviser: Franklin Advisers, Inc.
	Subadviser: N/A
US Fund Intermediate Core-Plus Bond	Franklin Core Plus Bond Fund - Class A* (Effective 12/11/24, Franklin Strategic Income Fund was renamed Franklin Core Plus Bond Fund)	0.85%	3.28%	1.10%	1.93%
	Adviser: Franklin Advisers, Inc.
	Subadviser: N/A
US Fund Moderately Aggressive Allocation	Franklin Growth Allocation Fund - Class A	0.85%	15.14%	8.39%	7.76%
	Adviser: Franklin Advisers, Inc.
	Subadviser: N/A
APP A-14

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Growth	Franklin Growth Fund - Class A	0.79%	17.85%	12.39%	12.37%
	Adviser: Franklin Advisers, Inc.
	Subadviser: N/A
US Fund High Yield Bond	Franklin High Income Fund - Class A1*	0.74%	7.80%	4.52%	4.61%
	Adviser: Franklin Advisers, Inc.
	Subadviser: N/A
US Fund Moderate Allocation	Franklin Income Fund - Class A1*	0.61%	7.12%	6.04%	5.50%
	Adviser: Franklin Advisers, Inc.
	Subadviser: N/A
US Fund Moderate Allocation	Franklin Moderate Allocation Fund - Class A	0.84%	11.80%	6.25%	6.00%
	Adviser: Franklin Advisers, Inc.
	Subadviser: N/A
US Fund Global Large-Stock Value	Franklin Mutual Beacon Fund - Class A (Closed to Contracts issued on or about 8/1/2012)	1.02%	7.52%	5.68%	6.64%
	Adviser: Franklin Mutual Advisers, LLC
	Subadviser: N/A
US Fund Global Large-Stock Value	Franklin Mutual Global Discovery Fund - Class A	1.21%	4.57%	6.36%	6.00%
	Adviser: Franklin Mutual Advisers, LLC
	Subadviser: N/A
US Fund Aggressive Allocation	Franklin Mutual Shares Fund - Class A	1.00%	11.23%	5.87%	5.94%
	Adviser: Franklin Mutual Advisers, LLC
	Subadviser: N/A
US Fund Small Value	Franklin Small Cap Value Fund - Class A* (Closed to Contracts issued on or about 5/27/2021)	0.97%	11.31%	8.33%	8.05%
	Adviser: Franklin Mutual Advisers, LLC
	Subadviser: N/A
US Fund Intermediate Core-Plus Bond	Franklin Total Return Fund - Class A*	0.85%	2.00%	-0.51%	0.90%
	Adviser: Franklin Advisers, Inc.
	Subadviser: Franklin Templeton Institutional, LLC
APP A-15

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Intermediate Government	Franklin U.S. Government Securities Fund - Class A1* (Closed to Contracts issued on or about 5/3/2010)	0.74%	0.42%	-0.97%	0.30%
	Adviser: Franklin Advisers, Inc.
	Subadviser: N/A
US Fund Large Growth	Frost Growth Equity Fund - Investor Class	0.91%	29.56%	16.21%	14.94%
	Adviser: Frost Investment Advisors, LLC
	Subadviser: N/A
US Fund Moderate Allocation	George Putnam Balanced Fund - Class A (Closed to Contracts issued on or about 5/3/2010)	0.93%	16.69%	9.12%	8.60%
	Adviser: Putnam Investment Management, LLC
	Subadviser: Franklin Advisers, Inc.;Franklin Templeton Investment Management;
US Fund Intermediate Core Bond	Goldman Sachs Core Fixed Income Fund - Class A* (Closed to Contracts issued on or about 5/3/2010)	0.72%	1.14%	-0.33%	1.24%
	Adviser: Goldman Sachs Asset Management, L.P.
	Subadviser: N/A
US Fund Large Value	Goldman Sachs Equity Income Fund - Class A* (Closed to Contracts issued on or about 5/3/2010)	1.00%	15.85%	8.58%	7.93%
	Adviser: Goldman Sachs Asset Management, L.P.
	Subadviser: N/A
US Fund Intermediate Government	Goldman Sachs Government Income Fund - Class A*	0.82%	0.45%	-1.09%	0.35%
	Adviser: Goldman Sachs Asset Management, L.P.
	Subadviser: N/A
US Fund High Yield Bond	Goldman Sachs High Yield Fund - Class A*	0.99%	6.54%	2.63%	3.66%
	Adviser: Goldman Sachs Asset Management, L.P.
	Subadviser: N/A
APP A-16

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Moderately Conservative Allocation	Goldman Sachs Income Builder Fund - Class A* (Closed to Contracts issued on or about 5/3/2010)	0.82%	8.79%	5.63%	5.44%
	Adviser: Goldman Sachs Asset Management, L.P.
	Subadviser: N/A
US Fund Foreign Large Blend	Goldman Sachs International Equity ESG Fund - Class A* (Closed to Contracts issued on or about 5/3/2010)	1.17%	0.34%	6.39%	6.26%
	Adviser: Goldman Sachs Asset Management, L.P.
	Subadviser: N/A
US Fund Large Blend	Goldman Sachs Large Cap Core Fund - Class A* (Closed to Contracts issued on or about 6/13/2008)	1.00%	21.77%	13.56%	12.77%
	Adviser: Goldman Sachs Asset Management, L.P.
	Subadviser: N/A
US Fund Large Value	Goldman Sachs Large Cap Value Fund - Class A*	1.00%	16.83%	9.61%	7.70%
	Adviser: Goldman Sachs Asset Management, L.P.
	Subadviser: N/A
US Fund Mid-Cap Growth	Goldman Sachs Mid Cap Growth Fund - Class A*	1.16%	20.15%	10.95%	9.98%
	Adviser: Goldman Sachs Asset Management, L.P.
	Subadviser: N/A
US Fund Mid-Cap Blend	Goldman Sachs Mid Cap Value Fund - Class A*	1.19%	11.82%	9.50%	7.63%
	Adviser: Goldman Sachs Asset Management, L.P.
	Subadviser: N/A
US Fund Small Value	Goldman Sachs Small Cap Value Fund - Class A*	1.25%	7.43%	5.41%	5.99%
	Adviser: Goldman Sachs Asset Management, L.P.
	Subadviser: N/A
US Fund Large Growth	Goldman Sachs Strategic Growth Fund - Class A* (Closed to Contracts issued on or about 5/3/2010)	1.03%	31.84%	16.62%	14.58%
	Adviser: Goldman Sachs Asset Management, L.P.
	Subadviser: N/A
APP A-17

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Blend	Goldman Sachs U.S. Equity Insights Fund - Class A* (Closed to Contracts issued on or about 5/3/2010)	0.93%	28.38%	14.08%	11.79%
	Adviser: Goldman Sachs Asset Management, L.P.
	Subadviser: N/A
US Fund Moderate Allocation	Hartford Balanced HLS Fund - Class IB (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.91%	10.94%	7.83%	7.48%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Moderately Conservative Allocation	Hartford Balanced Income Fund - Class R4 (Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.96%	6.12%	4.12%	5.48%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Large Blend	Hartford Capital Appreciation Fund - Class R4 (Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts)	1.10%	20.57%	10.33%	10.00%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company
US Fund Large Blend	Hartford Capital Appreciation Fund - Class R5 (Closed to Contracts issued on or about 5/1/2009)	0.80%	20.92%	10.66%	10.33%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company
APP A-18

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Moderate Allocation	Hartford Checks and Balances Fund - Class R4 (Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.99%	11.35%	6.99%	7.31%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: N/A
US Fund Moderately Conservative Allocation	Hartford Conservative Allocation Fund - Class R4 (Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts)	1.05%	8.16%	3.25%	3.60%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: N/A
US Fund Moderately Conservative Allocation	Hartford Conservative Allocation Fund - Class R5 (Closed to Contracts issued on or about 5/1/2009)	0.75%	8.47%	3.55%	3.91%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: N/A
US Fund Large Blend	Hartford Disciplined Equity HLS Fund - Class IB (Closed to Contracts issued on or about 6/13/2008)	0.84%	25.10%	12.51%	12.42%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Large Value	Hartford Dividend and Growth Fund - Class R4 (Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts)	1.03%	12.09%	10.31%	10.08%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company
APP A-19

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Value	Hartford Dividend and Growth HLS Fund - Class IB (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.90%	12.42%	10.48%	10.28%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Large Value	Hartford Equity Income Fund - Class R4 (Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts)	1.06%	9.70%	8.70%	8.92%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company
US Fund Global Small/Mid Stock	Hartford Global Impact Fund - Class R4* (Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts)	1.11%	8.57%	6.54%	8.80%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Moderately Aggressive Allocation	Hartford Growth Allocation Fund - Class R4 (Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts)	1.09%	15.23%	7.31%	6.79%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: N/A
US Fund Moderately Aggressive Allocation	Hartford Growth Allocation Fund - Class R5 (Closed to Contracts issued on or about 5/3/2010)	0.78%	15.56%	7.63%	7.12%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: N/A
APP A-20

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Growth	Hartford Growth Opportunities Fund - Class R4 (Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts)	1.13%	41.84%	16.80%	14.90%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company
US Fund High Yield Bond	Hartford High Yield Fund - Class R4* (Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.97%	6.19%	3.45%	4.28%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company
US Fund Inflation-Protected Bond	Hartford Inflation Plus Fund - Class R4 (Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.90%	1.89%	2.13%	1.99%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company
US Fund Foreign Large Blend	Hartford International Equity Fund - Class R4 (Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.96%	4.37%	3.64%	4.73%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Foreign Large Blend	Hartford International Opportunities Fund - Class R4 (Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts)	1.10%	8.09%	4.91%	5.06%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
APP A-21

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Foreign Large Blend	Hartford International Opportunities HLS Fund - Class IB	1.01%	8.08%	4.91%	5.24%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Mid-Cap Growth	Hartford Midcap Fund - Class R4 (Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts)	1.17%	5.83%	4.54%	7.87%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company
US Fund Mid-Cap Value	Hartford MidCap Value Fund - Class R4 (Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts)	1.18%	10.85%	8.61%	7.69%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company
US Fund Moderate Allocation	Hartford Moderate Allocation Fund - Class R4 (Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts)	1.07%	11.89%	5.41%	5.35%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: N/A
US Fund Moderate Allocation	Hartford Moderate Allocation Fund - Class R5 (Closed to Contracts issued on or about 5/3/2010)	0.77%	12.20%	5.72%	5.68%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: N/A
APP A-22

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Small Growth	Hartford Small Company Fund - Class R4 (Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts)	1.29%	11.34%	6.63%	7.75%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company
US Fund Small Growth	Hartford Small Company HLS Fund - Class IB (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	1.05%	11.61%	7.07%	8.00%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Large Blend	Hartford Stock HLS Fund - Class IB	0.76%	8.47%	8.98%	10.16%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Intermediate Core-Plus Bond	Hartford Total Return Bond Fund - Class R4 (Closed to Contracts issued on or about 8/1/2012)	0.74%	2.01%	0.04%	1.58%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company
US Fund Intermediate Core-Plus Bond	Hartford Total Return Bond Fund - Class R5 (Closed to Contracts issued on or about 5/3/2010)	0.44%	2.24%	0.30%	1.90%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company
APP A-23

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Intermediate Core-Plus Bond	Hartford Total Return Bond HLS Fund - Class IB (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.75%	2.07%	0.02%	1.72%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Large Growth	Invesco American Franchise Fund - Class A	0.96%	34.73%	15.76%	14.02%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Large Value	Invesco Comstock Fund - Class A	0.81%	15.03%	11.48%	9.47%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Diversified Emerging Mkts	Invesco Developing Markets Fund - Class A	1.28%	-1.39%	-2.31%	1.84%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Mid-Cap Growth	Invesco Discovery Mid Cap Growth Fund - Class A	1.05%	24.12%	9.98%	11.21%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Large Value	Invesco Dividend Income Fund - Class A	0.93%	11.37%	7.49%	7.46%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Moderate Allocation	Invesco Equity and Income Fund - Class A*	0.77%	11.81%	8.05%	7.11%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Diversified Emerging Mkts	Invesco EQV Emerging Markets All Cap Fund - Class A	1.39%	-0.66%	-0.62%	2.65%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
APP A-24

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Foreign Large Growth	Invesco EQV International Equity Fund - Class A	1.27%	0.31%	2.82%	3.95%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Global Large-Stock Blend	Invesco Global Core Equity Fund - Class A* (Closed to Contracts issued on or about 8/1/2011)	1.26%	16.47%	7.53%	6.93%
	Adviser: Invesco Advisers, Inc.
	Subadviser: Invesco Asset Management Ltd
US Fund Global Large-Stock Growth	Invesco Global Fund - Class A	1.05%	16.28%	9.26%	9.64%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Global Bond	Invesco Global Strategic Income Fund - Class A	1.05%	3.28%	-0.18%	1.43%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Equity Precious Metals	Invesco Gold & Special Minerals Fund - Class A	1.10%	13.06%	5.74%	8.45%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Large Value	Invesco Growth and Income Fund - Class A	0.78%	16.22%	10.13%	8.81%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Global Bond	Invesco International Bond Fund - Class A*	1.04%	1.93%	-1.38%	0.85%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Foreign Large Growth	Invesco International Diversified Fund - Class A	1.29%	-2.53%	1.02%	4.15%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Large Blend	Invesco Main Street All Cap Fund® - Class A	1.03%	27.39%	14.32%	11.32%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
APP A-25

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Blend	Invesco Main Street Fund® - Class A (Closed to Contracts issued on or about 5/3/2010)	0.80%	23.64%	12.13%	11.19%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Mid-Cap Blend	Invesco Main Street Mid Cap Fund® - Class A	1.06%	17.07%	9.04%	7.99%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Foreign Large Growth	Invesco Oppenheimer International Growth Fund - Class A	1.10%	-1.74%	3.06%	4.38%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Intermediate Government	Invesco Quality Income Fund - Class A (Closed to Contracts issued on or about 8/1/2012)	0.86%	0.98%	-0.73%	0.79%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Real Estate	Invesco Real Estate Fund - Class A	1.25%	1.74%	0.92%	3.94%
	Adviser: Invesco Advisers, Inc.
	Subadviser: Invesco Asset Management Ltd
US Fund Large Blend	Invesco Rising Dividends Fund - Class A	0.98%	19.45%	11.99%	9.97%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Small Blend	Invesco Small Cap Equity Fund - Class A	1.26%	17.79%	10.63%	7.82%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Small Growth	Invesco Small Cap Growth Fund - Class A	1.17%	16.19%	7.27%	8.17%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Small Value	Invesco Small Cap Value Fund - Class A	1.12%	24.53%	19.29%	11.76%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
APP A-26

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Mid-Cap Value	Invesco Value Opportunities Fund - Class A	1.07%	30.10%	16.77%	10.86%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Moderate Allocation	Janus Henderson Balanced Fund - Class S	1.07%	14.92%	7.87%	8.22%
	Adviser: Janus Henderson Investors US LLC
	Subadviser: N/A
US Fund Mid-Cap Growth	Janus Henderson Enterprise Fund - Class S	1.16%	14.81%	9.60%	11.79%
	Adviser: Janus Henderson Investors US LLC
	Subadviser: N/A
US Fund Large Growth	Janus Henderson Forty Fund - Class S	1.01%	27.73%	14.87%	15.01%
	Adviser: Janus Henderson Investors US LLC
	Subadviser: N/A
US Fund Mid-Cap Value	Janus Henderson Mid Cap Value Fund - Class S	1.14%	12.86%	6.75%	7.22%
	Adviser: Janus Henderson Investors US LLC
	Subadviser: N/A
US Fund Foreign Large Blend	Janus Henderson Overseas Fund - Class S	1.30%	5.52%	6.81%	5.12%
	Adviser: Janus Henderson Investors US LLC
	Subadviser: N/A
US Fund Intermediate Core Bond	JPMorgan Core Bond Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.75%	1.82%	-0.03%	1.37%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Large Growth	JPMorgan Large Cap Growth Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.94%	33.52%	19.67%	17.30%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
APP A-27

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Small Growth	JPMorgan Small Cap Growth Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	1.24%	12.45%	5.29%	9.65%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Small Value	JPMorgan Small Cap Value Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	1.19%	8.72%	8.18%	6.40%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Target-Date 2020	JPMorgan SmartRetirement® 2020 Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)(Effective on or about 4/25/25, this fund will merge into the JP Morgan SmartRetirement® Income Fund)	0.75%	7.76%	3.70%	4.51%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Target-Date 2025	JPMorgan SmartRetirement® 2025 Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.79%	8.25%	4.44%	5.20%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Target-Date 2030	JPMorgan SmartRetirement® 2030 Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.79%	9.66%	5.41%	5.97%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
APP A-28

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Target-Date 2035	JPMorgan SmartRetirement® 2035 Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.84%	11.58%	6.88%	6.87%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Target-Date 2040	JPMorgan SmartRetirement® 2040 Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.84%	12.80%	7.72%	7.49%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Target-Date 2045	JPMorgan SmartRetirement® 2045 Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.84%	13.70%	8.38%	7.87%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Target-Date 2050	JPMorgan SmartRetirement® 2050 Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.85%	14.23%	8.50%	7.93%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Target-Date 2055	JPMorgan SmartRetirement® 2055 Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.85%	14.20%	8.50%	7.94%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
APP A-29

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Target-Date 2060	JPMorgan SmartRetirement® 2060 Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.85%	14.23%	8.49%	9.24%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Target-Date 2065+	JPMorgan SmartRetirement® 2065 Fund - Class A*	0.86%	14.14%	13.69%	13.69%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Target-Date Retirement	JPMorgan SmartRetirement® Income Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.69%	7.83%	3.70%	4.12%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Large Blend	JPMorgan U.S. Equity Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.94%	23.64%	15.39%	12.99%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Money Market-Taxable	JPMorgan U.S. Government Money Market Fund - Reserve Class (Closed to Contracts issued on or about 5/2/2016)	0.68%	4.63%	2.07%	1.33%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Large Blend	LKCM Aquinas Catholic Equity Fund*	1.01%	13.37%	10.51%	9.80%
	Adviser: Luther King Capital Management Corporation
	Subadviser: N/A
APP A-30

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Multisector Bond	Loomis Sayles Bond Fund - Class ADM*	1.15%	6.24%	0.76%	1.79%
	Adviser: Loomis, Sayles & Company LP
	Subadviser: N/A
US Fund Large Value	Lord Abbett Affiliated Fund, Inc. - Class A (Closed to Contracts issued on or about 8/1/2012)	0.69%	17.30%	7.89%	8.26%
	Adviser: Lord, Abbett & Co LLC
	Subadviser: N/A
US Fund Multisector Bond	Lord Abbett Bond-Debenture Fund, Inc. - Class A (Closed to Contracts issued on or about 5/3/2010)	0.84%	6.77%	2.05%	3.82%
	Adviser: Lord, Abbett & Co LLC
	Subadviser: N/A
US Fund Small Growth	Lord Abbett Developing Growth Fund - Class A (Closed to Contracts issued on or about 1/15/2012)	0.94%	21.89%	7.26%	8.53%
	Adviser: Lord, Abbett & Co LLC
	Subadviser: N/A
US Fund Large Blend	Lord Abbett Dividend Growth Fund - Class A (Closed to Contracts issued on or about 5/3/2010)	0.90%	22.33%	12.30%	11.17%
	Adviser: Lord, Abbett & Co LLC
	Subadviser: N/A
US Fund Large Value	Lord Abbett Fundamental Equity Fund - Class A	0.95%	20.59%	10.34%	8.81%
	Adviser: Lord, Abbett & Co LLC
	Subadviser: N/A
US Fund Mid-Cap Growth	Lord Abbett Growth Opportunities Fund - Class A*	0.96%	30.74%	7.83%	9.40%
	Adviser: Lord, Abbett & Co LLC
	Subadviser: N/A
US Fund Foreign Large Blend	Lord Abbett International Equity Fund - Class A	0.97%	9.28%	5.38%	4.42%
	Adviser: Lord, Abbett & Co LLC
	Subadviser: N/A
APP A-31

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Intermediate Core-Plus Bond	Lord Abbett Total Return Fund - Class A	0.65%	2.56%	0.09%	1.47%
	Adviser: Lord, Abbett & Co LLC
	Subadviser: N/A
US Fund Mid-Cap Blend	Lord Abbett Value Opportunities Fund - Class A	1.19%	13.62%	8.69%	7.42%
	Adviser: Lord, Abbett & Co LLC
	Subadviser: N/A
US Fund Global Allocation	Macquarie Asset Strategy Fund - Class Y (Closed to Contracts issued on or about 8/1/2012)(Effective 12/31/24, Delaware Asset Strategy Fund was renamed Macquarie Asset Strategy Fund)	1.06%	13.96%	8.05%	5.69%
	Adviser: Delaware Management Company
	Subadviser: Macquarie Investment Management Global Limited;Macquarie Investment Management Austria Kapitalanlage AG;Macquarie Investment Management Europe Limited;
US Fund Intermediate Core-Plus Bond	Macquarie Diversified Income Fund - Class A* (Effective 12/31/24, Delaware Diversified Income Fund was renamed Macquarie Diversified Income Fund)	0.67%	1.89%	0.37%	1.74%
	Adviser: Delaware Management Company
	Subadviser: Macquarie Investment Management Global Limited;Macquarie Investment Management Austria Kapitalanlage AG;Macquarie Investment Management Europe Limited;
APP A-32

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Long-Term Bond	Macquarie Extended Duration Bond Fund - Class A* (Effective 12/31/24, Delaware Extended Duration Bond Fund was renamed Macquarie Extended Duration Bond Fund)	0.81%	-1.55%	-2.18%	1.46%
	Adviser: Delaware Management Company
	Subadviser: Macquarie Investment Management Global Limited;Macquarie Investment Management Austria Kapitalanlage AG;Macquarie Investment Management Europe Limited;
US Fund Large Growth	Macquarie Large Cap Growth Fund - Class Y* (Effective 12/31/24, Delaware Large Cap Growth Fund was renamed Macquarie Large Cap Growth Fund)	0.89%	23.95%	16.23%	15.24%
	Adviser: Delaware Management Company
	Subadviser: Macquarie Investment Management Global Limited
US Fund Natural Resources	Macquarie Natural Resources Fund - Class Y* (Closed to Contracts issued on or about 8/1/2012)(Effective 12/31/24, Delaware Natural Resources Fund was renamed Macquarie Natural Resources Fund)	1.36%	-0.47%	5.72%	0.99%
	Adviser: Delaware Management Company
	Subadviser: Macquarie Investment Management Global Limited
APP A-33

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Technology	Macquarie Science & Technology Fund - Class Y (Closed to Contracts issued on or about 8/1/2012)(Effective 12/31/24, Delaware Science & Technology Fund was renamed Macquarie Science & Technology Fund)	1.16%	31.35%	14.42%	13.85%
	Adviser: Delaware Management Company
	Subadviser: Macquarie Investment Management Global Limited
US Fund Large Blend	Massachusetts Investors Trust - Class R3	0.71%	19.64%	11.54%	11.25%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
US Fund Emerging Markets Bond	MFS® Emerging Markets Debt Fund - Class R3*	1.06%	6.88%	0.97%	2.97%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
US Fund Intermediate Government	MFS® Government Securities Fund - Class R3*	0.76%	0.33%	-1.00%	0.39%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
US Fund Large Growth	MFS® Growth Fund - Class R3* (Closed to Contracts issued on or about 8/26/2011)	0.83%	31.34%	14.68%	14.82%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
US Fund Foreign Large Growth	MFS® International Growth Fund - Class R3*	1.09%	8.83%	5.88%	7.59%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
US Fund Foreign Large Blend	MFS® International Intrinsic Value Fund - Class R3*	1.05%	7.19%	5.09%	7.44%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
US Fund Small Growth	MFS® New Discovery Fund - Class R3*	1.28%	6.06%	4.44%	8.71%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
APP A-34

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Foreign Large Blend	MFS® Research International Fund - Class R3*	0.98%	2.83%	3.87%	5.08%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
US Fund Intermediate Core-Plus Bond	MFS® Total Return Bond Fund - Class R3*	0.70%	2.20%	0.16%	1.55%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
US Fund Moderate Allocation	MFS® Total Return Fund - Class R3	0.72%	7.60%	6.03%	6.32%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
US Fund Utilities	MFS® Utilities Fund - Class R3*	1.00%	11.35%	5.71%	6.11%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
US Fund Large Value	MFS® Value Fund - Class R3*	0.79%	11.64%	7.95%	8.54%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
US Fund Global Large-Stock Growth	MSIF Global Opportunity Portfolio - Class A	1.25%	27.09%	11.36%	14.44%
	Adviser: Morgan Stanley Investment Management, Inc.
	Subadviser: N/A
US Fund Large Blend	Neuberger Berman Sustainable Equity Fund - Class A	1.07%	27.95%	14.06%	11.41%
	Adviser: Neuberger Berman Investment Advisers LLC
	Subadviser: N/A
US Fund Small Blend	North Square Spectrum Alpha Fund - Class A*	2.24%	15.06%	8.42%	7.09%
	Adviser: North Square Investments, LLC
	Subadviser: NSI Retail Advisors, LLC
US Fund Intermediate Core Bond	Nuveen Bond Index Fund - Retirement Class (formerly TIAA-CREF Bond Index Fund)	0.32%	1.07%	-0.63%	0.98%
	Adviser: Teachers Advisors LLC
	Subadviser: N/A
APP A-35

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Blend	Nuveen Dividend Growth Fund - Class A	0.92%	17.25%	11.02%	10.62%
	Adviser: Nuveen Fund Advisors, LLC.
	Subadviser: Nuveen Asset Management, LLC
US Fund Large Blend	Nuveen Equity Index Fund - Retirement Class (formerly TIAA-CREF Equity Index Fund)	0.30%	23.42%	13.55%	12.23%
	Adviser: Teachers Advisors LLC
	Subadviser: N/A
US Fund Foreign Large Value	Nuveen International Value Fund - Class A*	1.15%	4.33%	5.79%	4.88%
	Adviser: Nuveen Fund Advisors, LLC.
	Subadviser: Nuveen Asset Management, LLC
US Fund Large Growth	Nuveen Large-Cap Growth Index Fund - Retirement Class (formerly TIAA-CREF Large-Cap Growth Index Fund)	0.30%	32.95%	18.61%	16.41%
	Adviser: Teachers Advisors LLC
	Subadviser: N/A
US Fund Large Value	Nuveen Large-Cap Value Index Fund - Retirement Class (formerly TIAA-CREF Large-Cap Value Index Fund)	0.30%	14.02%	8.40%	8.18%
	Adviser: Teachers Advisors LLC
	Subadviser: N/A
US Fund Small Blend	Nuveen Small Cap Select Fund - Class A*	1.19%	16.65%	10.01%	9.15%
	Adviser: Nuveen Fund Advisors, LLC.
	Subadviser: Nuveen Asset Management, LLC
APP A-36

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Mid-Cap Growth	Nuveen Small/Mid Cap Growth Opportunities Fund - Class A* (effective 2/28/25, Nuveen Mid Cap Growth Opportunities Fund was renamed Nuveen Small/Mid Cap Growth Opportunities Fund)	1.13%	13.39%	7.62%	8.11%
	Adviser: Nuveen Fund Advisors, LLC.
	Subadviser: Nuveen Asset Management, LLC
US Fund Large Growth	PGIM Jennison Focused Growth Fund - Class A*	1.05%	31.53%	15.91%	15.34%
	Adviser: PGIM Investments LLC
	Subadviser: Jennison Associates LLC
US Fund Mid-Cap Growth	PGIM Jennison Mid-Cap Growth Fund, Inc. - Class A	1.04%	11.64%	10.04%	9.61%
	Adviser: PGIM Investments LLC
	Subadviser: Jennison Associates LLC
US Fund Natural Resources	PGIM Jennison Natural Resources Fund, Inc. - Class A	1.26%	0.80%	11.67%	3.80%
	Adviser: PGIM Investments LLC
	Subadviser: Jennison Associates LLC
US Fund Inflation-Protected Bond	PIMCO Real Return Fund - Class A	0.90%	2.18%	1.72%	1.89%
	Adviser: Pacific Investment Management Company, LLC
	Subadviser: N/A
US Fund Intermediate Core-Plus Bond	PIMCO Total Return ESG Fund - Admin Class	1.07%	2.05%	-0.56%	1.15%
	Adviser: Pacific Investment Management Company, LLC
	Subadviser: N/A
US Fund Intermediate Core-Plus Bond	PIMCO Total Return Fund - Class A	0.85%	2.26%	-0.11%	1.37%
	Adviser: Pacific Investment Management Company, LLC
	Subadviser: N/A
APP A-37

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Value	Pioneer Disciplined Value Fund - Class A	0.86%	12.06%	8.10%	8.00%
	Adviser: Victory Capital Management Inc.
	Subadviser: N/A
US Fund Large Growth	Pioneer Fundamental Growth Fund - Class A	1.01%	17.41%	14.14%	13.29%
	Adviser: Victory Capital Management Inc.
	Subadviser: N/A
US Fund Large Blend	Putnam Core Equity Fund - Class A	0.98%	26.15%	15.65%	13.05%
	Adviser: Putnam Investment Management, LLC
	Subadviser: Franklin Advisers, Inc.
US Fund High Yield Bond	Putnam High Yield Fund - Class A	1.03%	7.85%	3.32%	4.17%
	Adviser: Franklin Advisers, Inc.
	Subadviser: Putnam Investment Management, LLC;Franklin Templeton Investment Management;
US Fund Foreign Small/Mid Blend	Putnam International Capital Opportunities Fund - Class A	1.59%	3.04%	4.14%	5.57%
	Adviser: Putnam Investment Management, LLC
	Subadviser: Putnam Advisory Company, LLC;Franklin Advisers, Inc.;Franklin Templeton Investment Management;
US Fund Foreign Large Blend	Putnam International Equity Fund - Class A (Closed to Contracts issued on or about 5/3/2010)	1.20%	3.50%	4.91%	4.71%
	Adviser: Putnam Investment Management, LLC
	Subadviser: Franklin Advisers, Inc.;Franklin Templeton Investment Management;
US Fund Large Growth	Putnam Large Cap Growth Fund - Class A	0.92%	33.23%	17.81%	16.12%
	Adviser: Putnam Investment Management, LLC
	Subadviser: Franklin Templeton Investment Management
APP A-38

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Value	Putnam Large Cap Value Fund - Class A	0.88%	19.01%	12.31%	10.75%
	Adviser: Putnam Investment Management, LLC
	Subadviser: Franklin Advisers, Inc.;Franklin Templeton Investment Management;
US Fund Large Blend	Putnam Research Fund - Class A (Closed to Contracts issued on or about 5/3/2010)	1.01%	26.22%	14.91%	12.97%
	Adviser: Putnam Investment Management, LLC
	Subadviser: Franklin Advisers, Inc.;Putnam Advisory Company LLC;Franklin Templeton Investment Management;
US Fund Large Growth	Putnam Sustainable Leaders Fund - Class A (Closed to Contracts issued on or about 5/3/2010)	0.87%	23.01%	13.69%	13.47%
	Adviser: Putnam Investment Management, LLC
	Subadviser: Franklin Advisers, Inc.;Franklin Templeton Investment Management;
US Fund Small Value	Royce Small-Cap Total Return Fund - Service Class*	1.53%	9.69%	8.82%	7.99%
	Adviser: Royce & Associates, LP
	Subadviser: N/A
US Fund Small Value	Royce Small-Cap Value Fund - Service Class*	1.49%	3.25%	7.03%	5.68%
	Adviser: Royce & Associates, LP
	Subadviser: N/A
US Fund Large Value	T. Rowe Price Equity Income Fund - Class R	1.25%	11.27%	7.99%	7.81%
	Adviser: T. Rowe Price Associates, Inc.
	Subadviser: N/A
US Fund Large Growth	T. Rowe Price Growth Stock Fund - Class R	1.16%	28.93%	12.53%	13.09%
	Adviser: T. Rowe Price Associates, Inc.
	Subadviser: N/A
APP A-39

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Target-Date 2000-2010	T. Rowe Price Retirement 2010 Fund - R Class (Closed to Contracts issued on or about 5/3/2010)	0.99%	7.99%	4.49%	4.90%
	Adviser: T. Rowe Price Associates, Inc.
	Subadviser: N/A
US Fund Target-Date 2015	T. Rowe Price Retirement 2015 Fund - R Class (Closed to Contracts issued on or about 5/2/2016)	1.00%	8.32%	4.88%	5.35%
	Adviser: T. Rowe Price Associates, Inc.
	Subadviser: N/A
US Fund Target-Date 2020	T. Rowe Price Retirement 2020 Fund - R Class (Closed to Contracts issued on or about 5/3/2010)	1.02%	8.61%	5.22%	5.86%
	Adviser: T. Rowe Price Associates, Inc.
	Subadviser: N/A
US Fund Target-Date 2025	T. Rowe Price Retirement 2025 Fund - R Class (Closed to Contracts issued on or about 5/2/2016)	1.04%	9.19%	5.81%	6.44%
	Adviser: T. Rowe Price Associates, Inc.
	Subadviser: N/A
US Fund Target-Date 2030	T. Rowe Price Retirement 2030 Fund - R Class (Closed to Contracts issued on or about 5/3/2010)	1.06%	10.19%	6.53%	7.05%
	Adviser: T. Rowe Price Associates, Inc.
	Subadviser: N/A
US Fund Target-Date 2035	T. Rowe Price Retirement 2035 Fund - R Class (Closed to Contracts issued on or about 5/2/2016)	1.09%	11.34%	7.31%	7.62%
	Adviser: T. Rowe Price Associates, Inc.
	Subadviser: N/A
US Fund Target-Date 2040	T. Rowe Price Retirement 2040 Fund - R Class (Closed to Contracts issued on or about 5/3/2010)	1.10%	12.58%	8.02%	8.11%
	Adviser: T. Rowe Price Associates, Inc.
	Subadviser: N/A
APP A-40

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Target-Date 2045	T. Rowe Price Retirement 2045 Fund - R Class (Closed to Contracts issued on or about 5/2/2016)	1.11%	13.35%	8.53%	8.43%
	Adviser: T. Rowe Price Associates, Inc.
	Subadviser: N/A
US Fund Target-Date 2050	T. Rowe Price Retirement 2050 Fund - R Class (Closed to Contracts issued on or about 5/3/2010)	1.13%	13.63%	8.65%	8.50%
	Adviser: T. Rowe Price Associates, Inc.
	Subadviser: N/A
US Fund Target-Date 2055	T. Rowe Price Retirement 2055 Fund - R Class (Closed to Contracts issued on or about 5/2/2016)	1.14%	13.73%	8.62%	8.47%
	Adviser: T. Rowe Price Associates, Inc.
	Subadviser: N/A
US Fund Target-Date 2060	T. Rowe Price Retirement 2060 Fund - R Class (Closed to Contracts issued on or about 5/2/2016)	1.14%	13.63%	8.60%	8.47%
	Adviser: T. Rowe Price Associates, Inc.
	Subadviser: N/A
US Fund Target-Date 2065+	T. Rowe Price Retirement 2065 Fund - R Class	1.14%	13.70%	10.52%	10.52%
	Adviser: T. Rowe Price Associates, Inc.
	Subadviser: N/A
US Fund Moderately Conservative Allocation	T. Rowe Price Retirement Balanced Fund - R Class (Closed to Contracts issued on or about 5/3/2010)	0.99%	7.31%	4.25%	4.56%
	Adviser: T. Rowe Price Associates, Inc.
	Subadviser: N/A
US Fund Foreign Large Value	Templeton Foreign Fund - Class A*	1.10%	-2.48%	3.35%	3.19%
	Adviser: Templeton Global Advisors Limited
	Subadviser: N/A
US Fund Global Bond	Templeton Global Bond Fund - Class A*	0.97%	-11.95%	-5.14%	-2.03%
	Adviser: Franklin Advisers, Inc.
	Subadviser: N/A
APP A-41

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Global Large-Stock Blend	Templeton Growth Fund, Inc. - Class A (Closed to Contracts issued on or about 5/3/2010)	1.03%	5.42%	4.59%	3.97%
	Adviser: Templeton Global Advisors Limited
	Subadviser: Templeton Asset Management Ltd.
US Fund Foreign Large Blend	Thornburg International Equity Fund - Class R4*	1.16%	11.27%	7.02%	6.44%
	Adviser: Thornburg Investment Management Inc
	Subadviser: N/A
US Fund Mid-Cap Blend	Thornburg Small/Mid Cap Core Fund - Class R4* (Closed to Contracts issued on or about 8/1/2013)	1.21%	19.61%	6.82%	8.27%
	Adviser: Thornburg Investment Management Inc
	Subadviser: N/A
US Fund Mid-Cap Growth	Thornburg Small/Mid Cap Growth Fund - Class R4* (Closed to Contracts issued on or about 9/30/2011)	1.36%	19.70%	5.00%	7.13%
	Adviser: Thornburg Investment Management Inc
	Subadviser: N/A
US Fund Mid-Cap Blend	Timothy Plan Large/Mid-Cap Value Fund - Class A*	1.29%	11.60%	9.85%	8.72%
	Adviser: Timothy Partners Ltd
	Subadviser: Westwood Management Corp
US Fund Large Blend	Victory Diversified Stock Fund - Class A (Closed to Contracts issued on or about 8/1/2012)	1.07%	26.30%	14.60%	11.00%
	Adviser: Victory Capital Management Inc.
	Subadviser: N/A
US Fund Mid-Cap Growth	Victory Munder Mid-Cap Core Growth Fund - Class A	1.27%	10.85%	8.47%	7.54%
	Adviser: Victory Capital Management Inc.
	Subadviser: N/A
US Fund Large Blend	Victory Pioneer Fund - Class A (effective 4/2/25, Pioneer Fund was renamed Victory Pioneer Fund as a result of a reorganization)	0.93%	22.58%	15.01%	13.13%
	Adviser: Amundi Asset Management US, Inc.
	Subadviser: N/A
APP A-42

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Global Large-Stock Value	Victory Pioneer Global Equity Fund - Class A (Closed to Contracts issued on or about 5/3/2010)(effective 4/2/25, Pioneer Global Sustainable Equity Fund was renamed Victory Pioneer Global Equity Fund as a result of a reorganization)	1.15%	11.46%	11.32%	8.74%
	Adviser: Amundi Asset Management US, Inc.
	Subadviser: N/A
US Fund Mid-Cap Value	Victory Pioneer Mid Cap Value Fund - Class A (Closed to Contracts issued on or about 9/30/2011)(effective 4/2/25, Pioneer Mid Cap Value Fund was renamed Victory Pioneer Mid Cap Value Fund as a result of a reorganization)	1.17%	10.47%	9.00%	6.87%
	Adviser: Amundi Asset Management US, Inc.
	Subadviser: N/A
US Fund Mid-Cap Growth	Victory Pioneer Select Mid Cap Growth Fund - Class A (Closed to Contracts issued on or about 9/1/2009)(effective 4/2/25, Pioneer Select Mid Cap Growth Fund was renamed Victory Pioneer Select Mid Cap Growth Fund as a result of a reorganization)	0.99%	23.84%	8.66%	9.88%
	Adviser: Amundi Asset Management US, Inc.
	Subadviser: N/A
US Fund Multisector Bond	Victory Pioneer Strategic Income Fund - Class A (effective 4/2/25, Pioneer Strategic Income Fund was renamed Victory Pioneer Strategic Income Fund as a result of a reorganization)	1.11%	4.31%	1.45%	2.63%
	Adviser: Amundi Asset Management US, Inc.
	Subadviser: N/A
APP A-43

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Blend	Victory Special Value Fund - Class A (Closed to Contracts issued on or about 8/1/2013)	1.37%	27.09%	14.55%	10.71%
	Adviser: Victory Capital Management Inc.
	Subadviser: N/A
US Fund Mid-Cap Value	Victory Sycamore Established Value Fund - Class A	0.90%	9.87%	10.72%	10.42%
	Adviser: Victory Capital Management Inc.
	Subadviser: N/A
US Fund Small Value	Victory Sycamore Small Company Opportunity Fund - Class A	1.26%	5.23%	7.28%	8.96%
	Adviser: Victory Capital Management Inc.
	Subadviser: N/A
US Fund Large Value	Virtus Ceredex Large-Cap Value Equity Fund - Class A*	1.24%	10.26%	7.00%	7.58%
	Adviser: Virtus Investment Advisers, LLC
	Subadviser: Ceredex Value Advisors LLC
US Fund Mid-Cap Value	Virtus Ceredex Mid-Cap Value Equity Fund - Class A	1.30%	9.76%	5.72%	7.24%
	Adviser: Virtus Investment Advisers, LLC
	Subadviser: Ceredex Value Advisors LLC
US Fund Small Blend	Virtus Ceredex Small-Cap Value Equity Fund - Class A (Closed to Contracts issued on or about 4/20/2012)	1.36%	8.67%	7.30%	6.82%
	Adviser: Virtus Investment Advisers, LLC
	Subadviser: Ceredex Value Advisors LLC
US Fund Large Value	Virtus NFJ Dividend Value Fund - Class A	1.02%	4.94%	6.22%	6.38%
	Adviser: Virtus Investment Advisers, LLC
	Subadviser: NFJ Investment Group LLC - Dallas
US Fund Foreign Large Blend	Virtus NFJ International Value Fund - Class A*	1.30%	-2.60%	0.83%	0.55%
	Adviser: Virtus Investment Advisers, LLC
	Subadviser: NFJ Investment Group LLC - Dallas
APP A-44

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Small Value	Virtus NFJ Small-Cap Value Fund - Class A*	1.17%	5.65%	5.23%	4.81%
	Adviser: Virtus Investment Advisers, LLC
	Subadviser: NFJ Investment Group LLC - Dallas
US Fund Intermediate Core Bond	Virtus Seix Total Return Bond Fund - Class A*	0.70%	0.88%	-0.14%	1.04%
	Adviser: Virtus Investment Advisers, LLC
	Subadviser: Virtus Fixed Income Advisers, LLC
* Denotes Underlying Funds and their investment advisers that have entered into temporary expense reimbursements and /or fee waivers. See the prospectus for the Underlying Fund for further information.
HV-6775
APP A-45

The Statement of Additional Information (“SAI”), which is incorporated by reference into this Prospectus, includes additional information about the Separate Account and the Contract. The SAI is available without charge, upon request. To request copies of the SAI and make other inquiries about your Contracts, call us at 1-844-804-8989. Copies of the SAI and other information are also available on the following website https://plan.empower.com/plancloudws/fundprospectus and by e-mail request to participantservices@empower.com. Reports and other information about the Separate Account and the Contract are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
C000065160

Talcott Resolution Life Insurance Company Group Variable Annuity Contracts Separate Account Eleven PremierSolutions Standard (Series A-II) Sub-Administered by Empower Annuity Insurance Company of America
Overview
This Prospectus describes information you should know before you purchase or become a Participant under a group variable annuity contract (the “Contract” or “Contracts”). Please read it carefully before you purchase or become a Participant under the Contract. We no longer sell the Contract. However, we continue to administer existing Contracts. The Contract provides for accumulation of Participant Account value and Annuity payments on a fixed and/or variable basis.
Talcott Resolution Life Insurance Company issues the Contracts for use in certain retirement programs adopted according to the Internal Revenue Code.
You or your Employer allocate your plan Contribution to “Sub-Accounts.” Sub-Accounts are subdivisions of the Separate Accounts that we established to keep your Contributions separate from our company assets. The Sub-Accounts purchase shares of underlying mutual funds (“Underlying Funds”) that have investment strategies ranging from conservative to aggressive. You choose the Sub-Accounts that meet your investment goals and risk tolerance. For additional information on the underlying Funds see Appendix A: “Underlying Funds.”
For Contracts issued in connection with Employer-sponsored retirement programs, the Contract Owner decides which Sub-Accounts described in this Prospectus are available to Participants. As a result, if you are a Participant in an Employer-sponsored retirement program, you may not be able to allocate Contributions to all of the Sub-Accounts described in this Prospectus. For additional information describing which Sub-Accounts are available to you, please refer to the materials describing your Employer’s program.
Depending on which Sub-Accounts you select, the underlying Funds may be retail mutual funds that are available to the public, or mutual funds that are only available to insurance company separate accounts. Because your Contributions purchase Sub-Accounts, you do not invest directly in any of the Underlying Funds.
The Contracts may contain a General Account option. The General Account option has certain restrictions. The General Account option and these restrictions are not described in this Prospectus. The General Account option is not required to be registered with the Securities and Exchange Commission (“SEC”).
If you decide to become a Contract Owner or a Participant, you should keep this Prospectus for your records. You can also call Empower at 1-844-804-8989 to get a Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about the Contract, and like this Prospectus, is filed with the SEC.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The SEC doesn’t approve or disapprove these securities or determine if the information in this Prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense.
This Prospectus and the Statement of Additional Information can also be obtained from the SEC’s website (http://www.sec.gov).
This group variable annuity contract IS NOT:
♦A bank or credit union deposit or obligation
♦FDIC or NCUA insured
♦Insured by any federal government agency
♦Guaranteed by any bank or credit union
♦May go down in value
Prospectus Dated: May 1, 2025

Section	Page
2

Appendix A - Underlying Funds	APP A-1
3

Glossary Of Special Terms
The defined terms set out in this prospectus also appear in and apply to the related Statement of Additional Information (“SAI”).
Accumulation Period: The period before the start of Annuity payouts.
Accumulation Units: If you allocate your Contributions to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of Participant Accounts invested in the Sub-Accounts prior to Annuitization.
Annual Maintenance Fee: An annual charge for establishing and maintaining a Participant’s Account under a Contract.
Annuitant: The person on whose life Annuity payouts are based.
Annuitant’s Account: An account established at the beginning of the Annuity Period for making Annuity payouts under the Contracts.
Annuity: A series of payments for life or another designated period.
Annuity Commencement Date: The date we start to make Annuity payouts to you.
Annuity Period: The period during which we make Annuity payouts to you.
Annuity Unit: A unit of measure we use to calculate the value of Annuity payments under a Variable Annuity payout option.
Beneficiary: The person or persons designated to receive Contract values in the event of the Participant’s or Annuitant’s death.
Code: The Internal Revenue Code of 1986, as amended.
Contract Owner: The Employer or entity owning the Contract.
Contract Year: A period of 12 months beginning with the effective date of the Contract or with any anniversary of the effective date.
Contribution(s): The amount(s) paid or transferred or rolled over to Us by the Contract Owner on behalf of Participants pursuant to the terms of the Contracts.
Date of Coverage: The date on which we receive the application on behalf of a Participant.
Due Proof of Death: A certified copy of the death certificate, an order of a court of competent jurisdiction, a statement from a physician who attended the deceased or any other proof acceptable to us.
Employer: An employer maintaining a Tax-Sheltered Annuity plan, a Deferred Compensation Plan, or an Individual Retirement Annuity plan for its employees.
Empower: Empower Annuity Insurance Company of America, which serves as sub-administrator of the Contracts and the Separate Account. You may contact Empower at 1-844-804-8989, Participantservices@empower.com, or at 8515 E.Orchard Road, Greenwood Village, CO 80111.
Empower Administrative Office: Overnight and Standard mailing address: Empower, 8515 E. Orchard Road, Greenwood Village, CO 80111.
Fixed Annuity: An Annuity providing for guaranteed payments which remain fixed in amount throughout the payment period and which do not vary with the investment experience of a separate account.
General Account: Our General Account that consists of all of our company assets, including any money you have invested in the General Account. The assets in the General Account are available to the creditors of Talcott Resolution.
Minimum Death Benefit: The minimum amount payable upon the death of a Participant prior to age 65 and before Annuity payments have started.
Participant (also, “you”): Any employee or former employee of an Employer or other individual with a Participant Account under a Contract.
Participant Account: An account under a Contract to which the General Account values and the Separate Account Accumulation Units are allocated on behalf of a Participant under a Contract.
Participant’s Contract Year: A period of twelve (12) months beginning with the Date of Coverage of a Participant and each successive 12-month period.
4

Premium Tax: A tax or amount of tax, if any, charged by a state, federal, or other governmental entity on Contributions or Contract values.
Related Contract: Another contract or funding vehicle under your plan that may be considered when determining charges or benefits under the Contract described in this Prospectus. Your Employer and Talcott Resolution agree as to whether another contract or funding vehicle is eligible as a Related Contract.
Separate Account: Separate Account Eleven of Talcott Resolution Life Insurance Company.
Sub-Account Value: The value on or before the Annuity Commencement Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit value for that Sub-Account.
Surrender: Any withdrawal of Contract values.
Talcott Resolution, We, Us or Our: Talcott Resolution Life Insurance Company
Tax-Sheltered Annuity (also “Tax Deferred Annuity”): An Annuity Contract purchased by an Employer on behalf of its employees that qualifies for special tax treatment under section 403(b) of the Code.
Valuation Day: Every day the New York Stock Exchange is open for trading. The value of a Separate Account is determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on such days.
Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.
Variable Annuity: An Annuity providing for payments varying in amount in accordance with the investment experience of the assets held in the underlying Funds of the Separate Account.
5

Important Information You Should Consider About the Contract

FEES AND EXPENSES				LOCATION IN PROSPECTUS
Charges for Early Withdrawals
You do not pay a sales charge at the time you make a Contribution to your Participant Account. But you may pay a Contingent Deferred Sales Charge (“CDSC”) if you fully or partially surrender your Participant Account Value during the first five Contract Years. No CDSC applies in the sixth Contract Year or later.
For example, if you made a withdrawal of $100,000.00 (a partial surrender) from your Participant Account Value during your first Contract Year, you would pay a maximum CDSC of $5,000.00.
Contract Charges: Contingent Deferred Sales Charge
Transaction Charges	In addition to the Contingent Deferred Surrender Charge, you may be charged for other transactions. These may include fees to set up and administer a Loan from your Participant Account Value, charges for Premium Taxes that are imposed by a State or other government entity, or a Transfer Fee for transfers among the Sub-Accounts that exceed twelve transfers in a Contract Year.			Contract Charges: Loan Fees; Premium Taxes; and Transfer Fees
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year. Please refer to your Contract specifications page for information about the specific fees you will pay each year.
The fees and expenses don’t reflect advisory fees that are paid to investment advisors from the Participant Account. If such charges were reflected, such fees and expenses would be higher.
Fee Table: Participant Transaction Expenses; Annual Contract Expenses; Annual Underlying Funds Operating Expenses
	Annual Fee	Minimum	Maximum
	Base Contract[1]	0.00%	1.37%
	Investment options (Fund fees and expenses)[2]	0.30%	3.49%
1 As a percentage of Total Value of Participant Accounts under the Contract. [2] As a percentage of Underlying Fund assets.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges.
	Lowest Annual Cost: $1,414	Highest Annual Cost: $3,792
	Assumes: •Investment of $100,000 •5% annual appreciation •Least expensive Contract and Underlying Fund fees and expenses •No CDSC charge •No additional Purchase Payments, transfers, or withdrawals	Assumes: •Investment of $100,000 •5% annual appreciation •Most expensive Contract and Underlying Fund fees and expenses •No CDSC charge •No additional Purchase •Payments, transfers, or withdrawals
Other Plan or Participant Charges	Any plan-specific fees.			Fee Table: Participant Transaction Expenses
6

RISKS		LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this Contract, including loss of principal and prior credited earnings.	Principal Risks
Not a Short Term Investment
The Contract is designed as a long-term accumulation Investment for retirement savings. It is not designed for short term investment and is not appropriate for an investor who needs ready access to cash.
Principal Risks
Risks Associated with Investment Options
•An investment in this Contract is subject to the risk of poor investment performance of the Underlying Funds available under the Contract.
•Each Underlying Fund has its own unique risks.
•You should review the prospectus for each Underlying Fund before making an investment decision.
Principal Risks
Insurance Company Risks
Any obligations, guarantees, and benefits of the Contract are subject to the claims- paying ability of the Talcott Resolution. If Talcott Resolution experiences financial distress, it may not be able to meet its obligations to you. More information about Talcott Resolution, including its financial strength ratings, is available upon request. You may make such request by calling 844-804-8989 or visiting https://www.talcottresolution.com
Principal Risks
RESTRICTIONS		LOCATION IN PROSPECTUS
Investments	Talcott may add or remove an Underlying Fund as an investment option under the Contract or to limit its availability to new Contributions or Transfers of Participant Account Value.	Changes to the Funds and Separate Account
Optional Benefits
Loans will have a permanent effect on the Participant’s Account because the investment results of each Sub-account will apply only to amounts remaining in the Sub-accounts. A loan that is not repaid will also reduce the death benefit.
If the Participant elects to pay third-party advisory fees out of the Contract, they may be subject to federal and state taxes, and a 10% federal tax penalty may apply if the Participant is under age 59 1∕2.
Description of the Contracts –Transfers between Sub-Accounts; Restrictions on Sub-Account Transfers
TAXES		LOCATION IN PROSPECTUS
Tax Implications
•You should consult with a tax professional to determine the tax
•implications of an investment in and payments received under the Contract.
•Because you purchase the Contract through a qualified retirement plan, it does not provide any additional tax benefit.
•Earnings on your Contract are generally taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59 1∕2.
Federal Tax Considerations
CONFLICTS OF INTEREST		LOCATION IN PROSPECTUS
Investment Professional Compensation
Your registered representative may receive compensation in the form of commissions for selling this Contract to you. Such compensation may influence your registered representative to recommend this Contract over another investment.
Distribution
Exchanges
Because this Contract is no longer available for sale, it should not be offered to you in exchange for another annuity contract that you own. But you should be aware, in general, that some investment professionals have a financial incentive to offer you a new contract in place of the one that you own. You should exchange an annuity contract only if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new annuity contract rather than continue to own the existing annuity contract.
N/A

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Overview of the Contract
Purpose
The Contract is designed for purchase by sponsors of retirement plans established under Sections 401(a), 403(a), 403(b), 457 and 408 of the Code as an investment option for their participants. The Contract offers a number of Underlying Funds in which participants may invest through the Sub-accounts. A General Account Option that guarantees payment of a minimum interest rate may also be available.
Phases of the Contract
The Contract has two periods: (1) the Accumulation Period and (2) the Annuity Period:
During the Accumulation Period, the Employer makes Contributions to the Contract on behalf of Plan Participants that Participants may allocate among the Sub-Accounts and, if available through the Plan, to the General Account Option. For additional information about the Underlying Funds available for investment through the Sub-Accounts, see Appendix A: Underlying Funds, at the back of this prospectus.
During the Accumulation Period, participants may request full or partial surrenders of their Participant Account value. In addition, participants may be able to request a loan from their Participant Account value.
The Accumulation Period ends on the Annuity Commencement Date when annuity payments begin. A Participant selects an Annuity Commencement Date and an Annuity Payout Option. The Contract provides five annuity options, which may be selected on either a Fixed or Variable Annuity basis or a combination thereof.
During the Annuity Period, neither partial nor full surrenders are permitted except from annuities under Annuity Payout Option No. 5 - Payments for a Designated Period – that are selected on a variable basis. Nor may Participants request a loan during the Annuity Period.
Contract Features
Death Benefit: In the event that a participant dies during the Accumulation Period, then the type of death benefit paid depends on whether the participant died (a) before age 65, or (b) on or after age 65. If the participant died before age 65, a Minimum Death Benefit is payable to the Beneficiary. As further described in this Prospectus, the Minimum Death Benefit is generally the greater of (a) the value of the Participant Account and (b) 100% of the Contributions to the Participant Account less prior Surrenders and outstanding Participant loans. If the participant died on or after age 65, then the Contract pays a death benefit equal to the Participant Account Value, less any outstanding charges and loan. The form of the death benefit payable is subject to any limitation imposed by the Plan and the terms of the Contract.
Withdrawal Options: Full and Partial Surrenders are permitted during the Accumulation Period. They are allowed during the Annuity Period only from an annuity under Option No. 5 – Payments for a Designated Period – that is selected on a variable basis.
Loans: Participants may request loans under certain Plans. To obtain a loan, the participant must enter into an agreement with the Contract administrator that describes the terms, conditions and fees or charges of the loan. The Plan may restrict the amount of Participant Account value available for a loan. See the more detailed section “Participant Loans”.
Systemic Withdrawal Option: If permitted by Internal Revenue Service Regulations and the Plan, Participants who have terminated their employment with the Employer may elect systemic withdrawals based on a specific payment of amount, the frequency of payments and the duration of payments, while remaining in the Accumulation Period.
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Fee Table

The following tables describe the fees and expenses that you, as a Participant, will pay when opening, holding and surrendering amounts from your Participant Account. Please contact your Plan Administrator for information about the specific fees you will pay each year under the Contract.
Please note that there may be additional extra-contractual fees and charges that are not reflected in the Fee Tables, such as custodial or advisory fees that are plan and/or Participant specific, and if such costs were reflected, the cost would be higher. Depending on the type of charge, these may reduce your Participant Account Value and/or could have tax consequences. See the Section “Plan Related Expenses” under “Contract Charges” later in this Prospectus.
The Contract may be available to third-party intermediaries who may charge you a fee for their services in addition to Contract fees and expenses. If you wish to pay these fees from your Covered Account Value, then the deduction will reduce the death benefit and may be subject to state and federal income taxes and a 10% federal penalty tax may apply if you are under age 59 1∕2.
The first table describes the fees and expenses you will pay at the time you make contributions to, withdrawals from, request a Loan from, surrender you Participant Account value, or transfer Participant Account value between Sub-Accounts. State Premium Tax may also be deducted.
Participant Transaction Expenses

Sales Load on Premium Payments	None
Maximum Surrender Charge (as a % of each premium payment withdrawn)(1)	5%
Transfer Processing Fee	After the first 12 transfers in a Contract Year, we may charge $5 for each additional transfer during that Contract Year. There is no fee for the first 12 transfers during a Contract Year.
Loan Set-up Fee	$50
(1)We do not deduct a charge for sales expenses from premiums at the time they are paid. However, We may deduct a surrender charge when a premium is withdrawn upon a surrender or partial surrender or applied to certain annuity options during the first five years following the payment of that premium. The surrender charge is calculated as a percentage of the premium payment being withdrawn or annuitized during the applicable Premium Year. The amount of the surrender charge decreases over time, measured from the date the premium payment is credited to the Contract. The surrender charge percentages are shown below.

Premium Years Since Payment of Premium	1	2	3	4	5	6+
Charge (%)	5	4	3	2	1	0
The next table describes the fees that you will pay each year during the time that you hold Participant Account value under the Contract (not including Underlying Fund fees and expenses).
Annual Contract Expenses

	Minimum Fee	Maximum Fee
Annual Maintenance Fee(1)	$0	$30
Base Contract Fee (as a percentage of average daily Sub-Account value)(2)	0.00%	1.25%
Annual Loan Administration Fee(3)	$50	$50
(1)The Annual Maintenance Fee is deducted from each Participant Account on a quarterly basis. The maximum Annual Maintenance Fee is $30.00. The current Annual Maintenance Fee varies with the Average Participant Account Value under the Contract. For Average Participant Account Values between $0 and $19,999.00, the Annual Maintenance Fee is $20.00, for Average Participant Account Values between $20,000.00 and 39,000.00, the Annual Maintenance Fee is $10.00 and for Average Participant Account Values over $40,000.00, the Annual Maintenance Fee is $0.
(2)The Base Contract Fee consists of the Mortality and Expense Risk and Administrative Charge, which varies with the total value of Participant Accounts under the Contract. The Mortality and Expense Risk and Administrative Charge is either deducted daily (Method 1) or quarterly (Method 2), depending on which method is selected by your Employer.
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(3)This fee does not include an interest charged under the terms of the loan.
The next item shows the minimum and maximum total operating expenses charged by the Underlying Funds as of December 31, 2024 that you may pay periodically during the time that you participate in the Contract. A complete list of the Underlying Funds available under the Contract, including their annual expenses, may be found at the back of this Prospectus in Appendix A – Underlying Funds.

Annual Underlying Funds Operating Expenses	Minimum	Maximum
Expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses	0.30%	3.49%
EXAMPLE
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Participant administrative expenses, Base Contract Expenses and Underlying Fund fees and expenses.
Please note that there may be additional extra-contractual fees and charges that are not reflected in the Example, such as custodian or advisory fees that are plan and/or participant specific. Depending on the type of charge, these may reduce only your Participant Account Value, and/or could have tax consequences. See the section “Plan Related Expenses” later in this Prospectus.
The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the highest Total Annual Fund Operating Expenses. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the underlying funds. If these arrangements were taken into consideration, the expenses shown would be lower.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	If you Surrender your Contract at the end of the applicable time period
Mortality and Expense Risk and Administrative Charge	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
1.25%	$9,393	$17,391	$25,402	$49,130
1.05%	$9,198	$16,822	$24,481	$47,504
0.85%	$9,003	$16,252	$23,552	$45,844
0.75%	$8,906	$15,965	$23,084	$45,002
0.65%	$8,808	$15,678	$22,615	$44,151
0.50%	$8,662	$15,247	$21,907	$42,857
0.35%	$8,516	$14,814	$21,194	$41,544
0.15%	$8,321	$14,234	$20,236	$39,762
0.00%	$8,175	$13,798	$19,513	$38,402

	If you annuitize at the end of the applicable time period
Mortality and Expense Risk and Administrative Charge	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
1.25%	$4,889	$14,682	$24,497	$49,130
1.05%	$4,684	$14,095	$23,565	$47,504
0.85%	$4,479	$13,505	$22,626	$45,844
0.75%	$4,376	$13,210	$22,153	$45,002
0.65%	$4,274	$12,913	$21,678	$44,151
0.50%	$4,120	$12,468	$20,962	$42,857
0.35%	$3,966	$12,021	$20,241	$41,544
0.15%	$3,761	$11,422	$19,273	$39,762
0.00%	$3,607	$10,972	$18,542	$38,402
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	If you do not Surrender your Contract
Mortality and Expense Risk and Administrative Charge	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
1.25%	$4,889	$14,682	$24,497	$49,130
1.05%	$4,684	$14,095	$23,565	$47,504
0.85%	$4,479	$13,505	$22,626	$45,844
0.75%	$4,376	$13,210	$22,153	$45,002
0.65%	$4,274	$12,913	$21,678	$44,151
0.50%	$4,120	$12,468	$20,962	$42,857
0.35%	$3,966	$12,021	$20,241	$41,544
0.15%	$3,761	$11,422	$19,273	$39,762
0.00%	$3,607	$10,972	$18,542	$38,402
Principal Risks of Investing in the Contract
Not a Short Term Investment Vehicle. The Contract is designed for retirement savings or other long-term purposes. It is not appropriate for investors who need ready access to cash.
Risks Associated with Underlying Funds. The value of your investment and any returns will depend on the performance of the Underlying Fund(s) you select. You bear the risk of any decline in your Participant Account value resulting from the Underlying Fund(s)’ performance.
Company’s Claims Paying Ability. Guarantees and benefits provided by the Talcott Resolution are subject to the financial strength and claims paying ability of the company. If the Talcott experiences financial difficulty, it may not be able to make guaranteed payments that exceed the assets in the Separate Account.
Deduction of Third-Party Advisory Fees. Risks relating to the deduction of advisory fees will reduce your Participant Account Value and subject to state and federal income tax, as well as a 10% federal penalty tax if the Participant is under age 59 1/2.
Limitations on Surrenders and Withdrawals. During the first five Contract Years we will deduct a Contingent Deferred Surrender Charge if you surrender or take a withdrawal from the Contract. You should purchase the Contract only if you have the ability to keep it in force for a substantial period of time.
Contract Suspension. The Contract may be suspended where new Contributions and new Participant Accounts may be prohibited.
Tax Consequences. Withdrawals are generally taxable as ordinary income. Withdrawals before age 59 1∕2 may be subject to a tax penalty.
Cyber Security and Business Continuity Risk. Our business is highly dependent upon the effective operation of our computer systems and those of our business partners and service providers. Our business is therefore subject to operational and information security risks. These risks include, among other things, the theft, misuse, corruption, and destruction of electronic data; interference with or denial of service; attacks on systems or websites; and unauthorized release of confidential customer or business information. Systems failures and cybersecurity incidents could severely impede our ability to conduct our business and administer the Contract and may adversely affect you and/or your Contract. For instance, a cybersecurity incident may interfere with our ability to process Contract transactions or calculate Contract values, including Accumulation Unit values. Such events could also adversely affect us, as they may result in regulatory fines, financial losses and reputational damage. Cybersecurity incidents may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value. Financial services companies, such as us, are increasingly the targets of cyber-attacks. While we take significant efforts to protect our systems and data, there can be no assurance that systems disruptions and cybersecurity incidents will always be detected, prevented, or avoided in the future.

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We are also exposed to risks related to natural and man-made disasters, and other severe events, such as storms, public health crises, terrorist acts, and military actions, any of which could adversely affect our business operations. While we have a business continuity plan and have taken precautions, we cannot assure you that severe events will not result in interruptions to our business operations, particularly if such events affect our computer systems. Interruptions to our business operations may impair our ability to effectively administer the Contract, including our ability to process orders and calculate Contract values. Additionally, our third-party service providers and other third-parties related to our business (such as financial intermediaries or underlying funds) are subject to similar risks. Successful implementation and execution of their business continuity policies and procedures are largely beyond our control. Disruptions to their business operations may impair our own business operations.
Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company is a stock life insurance company originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently re-domiciled to Connecticut. Talcott Resolution Life Insurance Company is authorized to do business in all states of the United States and the District of Columbia. In June 2018, the Company changed its name from Hartford Life and Annuity Insurance Company to Talcott Resolution Life and Annuity Insurance Company. Our corporate offices are located at 1 American Row, Hartford, CT 06103.
On January 1, 2013, Talcott Resolution entered into a reinsurance agreement and administrative services agreement with Massachusetts Mutual Life Insurance Company (”MassMutual“) to re-insure the obligations of Talcott Resolution under the Contracts and to provide administration of the Contracts.
On December 20, 2020, MassMutual entered into a reinsurance agreement and subcontractor administrative services agreement with Great-West Life & Annuity Insurance (”Great-West“) to further re-insure the obligations of
Talcott Resolution under the Contracts and to provide administration of the Contracts. On September 2, 2022, Great-West Life & Annuity Insurance Company was re-named Empower Annuity Insurance Company of America (”Empower“).
Empower has primary responsibility for administration of the Contract and the Separate Account. Empower or its affiliates may also provide recordkeeping and other service to the Plan for which they receive compensation from Plan assets.
Financial Condition of Talcott Resolution
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.talcottresolution.com or visiting the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
The Separate Account
The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. The Separate Account is divided into Sub-Accounts. Each Sub-account invests in a single class of shares of an Underlying Fund, which is a separate mutual fund having its own investment objectives and policies and is registered with the SEC as an open-end management investment company or portfolio thereof. We do not guarantee the investment performance of the Sub-Accounts. Your Participant Account value allocated to the Sub-Accounts will vary with the investment performance of the Underlying Funds. You bear the full investment risk for all Contributions allocated to the Sub-Accounts of the Variable Account.
Income, gains and losses credited to, or charged against, a Sub-Account reflect the Sub-Account’s investment experience and not the investment experience of Talcott Resolution’s other assets. Assets of the Separate Account may not be used to pay any liabilities of Talcott Resolution other than those arising under the Contract.
Underlying Funds
Each Underlying Fund is registered with the SEC as a diversified open–end management investment company under the 1940 Act. But the SEC does not supervise their management, investment practices or policies. The (i) name of each Underlying Fund, (ii) its investment objective, (iii) investment adviser and any sub-adviser, (iv) current expenses and (v) performance information is provided in Appendix A: Underlying Funds. Not all Underlying Funds may be available in all states.
The Underlying Fund each issues a prospectus, which contains additional important information about the Fund. You may obtain copies of the prospectuses for the Underlying Funds by contacting Empower at 1-844-804-8989.
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For Contracts issued in connection with Employer-sponsored retirement plans, the Contract owner decides which Sub-Accounts described in this prospectus are available to Participants. As a result, if you are a Participant in an Employer-sponsored Plan, you may not be able to allocate Contributions to all the Sub-Accounts described in the Prospectus. For additional information about the Sub-Accounts available to you, please refer to materials describing your employer’s Plan.
The Contract may contain a General Account option. The General Account option has certain restrictions. Neither the General Account option nor these restrictions are described in this prospectus. The General Account option is not required to be registered with the SEC.
Fees and Payments Received by Talcott Resolution from the Fund Families
On January 1, 2013, Talcott Resolution entered into a reinsurance agreement with Massachusetts Mutual Life Insurance Company (“MassMutual”) to reinsure the obligations of Talcott Resolution under the Contracts and to provide all of the administrative services necessary to support the Contracts. In this role, MassMutual receives all charges, fees, payments and compensation described in this Prospectus as payable to Talcott Resolution. On December 31, 2020, MassMutual entered into a reinsurance agreement with Empower Annuity Insurance Company of America (“Empower”) to further reinsure the obligations of Talcott Resolution under the Contracts. MassMutual also entered into an administrative services agreement and subcontract services agreement for Empower to provide all of the administrative services necessary to support the Contracts. Under these arrangements, Empower now receives (through MassMutual) all charges, fees, payments and compensation described in this Prospectus as payable to Talcott Resolution.
The Contracts are no longer available for sale. The MassMutual affiliate formerly responsible for marketing and selling the Contracts continues to pay sales commissions and other compensation to financial intermediaries for sales and marketing activities related to the Contracts.
Talcott Resolution receives substantial fees and payments with respect to the Underlying Funds that are offered as Sub-Accounts to your Plan through the Contract. These types of fees and payments, which are sometimes called “revenue sharing” payments, are among a number of factors considered when deciding to include a fund in the menu of Underlying Funds offered through the Contract. All of the Underlying Funds on the overall menu make payments to Talcott Resolution or an affiliate. These fees and payments under agreements between Talcott Resolution and the principal underwriters, transfer agents, investment advisers and/or other entities related to the Funds may be in amounts up to 0.80% of assets invested in a Underlying Fund. The fees and payments may include asset based sales compensation and service fees under distribution and/or servicing plans adopted by funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. They may also include administrative service fees and additional payments, expense reimbursements and other compensation. The fees may result in a profit to the extent they exceed expenses, including the expenses of paying compensation to broker-dealers, financial institutions and other persons for selling the Contracts.
Not all fund families pay the same amount of fees and compensation to Us and not all Funds pay according to the same formula. Because of this, the amount of the fees and payments received by Talcott Resolution varies by Fund and Talcott Resolution may receive greater or less fees and payments depending on which variable investment options your Plan selects.
For information on which Underlying Funds pay Talcott Resolution such fees and at what level, please visit https://plan.empower-retirement.com/plancloudws/fundprospectus or call 1-844-804-8989. Written information will be provided upon request.
Endorsement/Sponsorship Fees Paid By Talcott Resolution
Empower, as sub-administrator for the Talcott Resolution Contracts, has entered into endorsement/sponsorship arrangements with the National Association of Police Organizations (NAPO), Fraternal Order of Police (FOP), and National Association of Government Defined Contribution Administrators (NAGDCA). Under the arrangements, Empower pays endorsement/sponsorship fees to NAPO, FOP and NAGDCA, which allows Empower to advertise its retirement products and services to their member organizations and individuals.
For additional information on the amount of fees and payments made by Empower, as sub-administrator for the Talcott Resolution Contracts, please call 1-844-804-8989. Written information will be provided upon request.
Voting Rights
Talcott Resolution is the legal owner of all Underlying Fund shares held in the Separate Account and has the right to vote at the Fund’s shareholder meetings.
As Sub-administrator of the Separate Account, Empower has assumed responsibility of voting the shares of the Underlying Funds on behalf of Talcott Resolution. To the extent required by federal securities laws or regulations, we will:
•Notify the Contract Owner or Participant of any Fund shareholders’ meeting if the shares held for the Contract may be voted;
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•Send proxy materials and a form of instructions to the Contract Owner or Participant that may be used to provide instructions on how to vote the Fund shares held for the Contract;
•Arrange for the handling and tallying of proxies received from Contract Owners or Participants;
•Vote all Fund shares attributable to a Contract according to instructions received from the Contract Owner or Participant; and
•Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.
All Fund shares for which no voting instructions are received will be voted in the same proportion as shares for which voting instructions have been received may result in a small number of Contract Owners or Participants determining the outcome of a proposal subject to a shareholder vote.
If any federal securities laws or regulations, or their present interpretation, change to permit voting shares without obtaining Contract Owner or Participant instructions, Empower may decide to do so. Contract Owners or Participants may attend any shareholder meeting at which shares held for their Contract may be voted.
During the Annuity Period under a Contract, the number of votes will decrease as the number of shares in the Underlying Funds held to fund the Annuity benefits decrease.
Changes to the Funds and Separate Account
We reserve the right, subject to any applicable law, to substitute the shares of any other registered investment company for the shares of any Fund held by the Separate Account. Substitution may occur if shares of the Fund(s) become unavailable or due to changes in applicable law or interpretations of law or as we deem appropriate. Current law requires notification to you of any such substitution and approval of the Securities and Exchange Commission. We also reserve the right, subject to any applicable law, to offer additional Sub-Accounts with differing investment objectives, and to make existing Sub-Account options unavailable under the Contracts in the future.
We may offer additional separate account options from time to time under these Contracts. Such new options will be subject to the then in effect charges, fees, and or transfer restrictions for the Contracts for such additional separate accounts.
General Account Option
Important information you should know: The portion of the Contract relating to the General Account option is not registered under the Securities Act of 1933 (”1933 Act“) and the General Account option is not registered as an investment company under the Investment Company Act of 1940 (”1940 Act“). Neither the General Account option nor any interest in the General Account option is subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the Securities and Exchange Commission has not reviewed the disclosure regarding the General Account option.
The General Account option is funded through the General Account of Talcott Resolution. Contributions and Contract values allocated to the General Account are subject to the financial strength and claims paying ability of Talcott Resolution.
Declared Rate of Interest
Talcott Resolution credits interest on Contributions made to the General Account at a rate We declare for any period of time that we determine. We may change the declared interest rate from time to time at Our discretion.
Guaranteed Rate of Interest
Talcott Resolution guarantees a minimum rate of interest. The declared interest rate will not be less than the minimum guaranteed rate of interest.
Distributions and Transfers
Distributions and transfers from the General Account within a reasonable period of time after a Participant request is received at the Empower Administrative Office. However, under certain conditions, transfers from the General Account may be limited or deferred. Distributions may be subject to a contingent deferred sales charge and may be deferred.
The General Account is subject to Talcott Resolution’s claims-paying ability. Investors must look to the strength of the insurance company with regard to insurance company guarantees. Talcott Resolution’s ability to honor all guarantees under the Contract is subject to its claims-paying capabilities and/or financial strength.
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Guaranteed Separate Account
We may also offer some Contract Owners a similar declared interest rate option through a guaranteed separate account. The portion of a Contract relating to such a guaranteed separate account is not registered under the 1933 Act and the guaranteed separate account is not registered as an investment company under the 1940 Act. All guarantees are subject to Our claims paying ability.
Contract Charges
Contingent Deferred Sales Charge
The Contingent Deferred Sales Charge covers some of the expenses relating to the sale and distribution of the Contracts, including:
•the cost of preparing sales literature,
•commissions and other compensation paid to broker dealers and their registered representatives, and
•other promotional and distribution related activities.
If the Contingent Deferred Sales Charge is not sufficient to cover sales and distribution expenses, We pay those expenses from Our general assets, including surplus. Surplus might include profits resulting from unused Mortality and Expense Risk Charges.
We do not deduct a sales charge at the time Contributions are made to the Contract. We may assess a Contingent Deferred Sales Charge when you partially or fully Surrender amounts held in your Participant Account under the Contract. The Contingent Deferred Sales Charge is based on the amount you choose to Surrender from your Participant Account and the number of Contract Years completed with respect to your Participant Account before the Surrender. We do not assess a Contingent Deferred Sales Charge after the fifth Contract Year.
The percentage used to calculate the Contingent Deferred Sales Charge is equal to:

Contract Years	Contingent Deferred Sales Charge as a percentage of Participant Account value Surrendered
During the First Year	5%
During the Second Year	4%
During the Third Year	3%
During the Fourth Year	2%
During the Fifth Year	1%
During the Sixth Year and thereafter	0%
➣Example: You request a full Surrender when the value of your Participant Account is $1,000 and the applicable Contingent Deferred Sales Charge is 5%: Your Sub-Account(s) will be surrendered by $1,000 and you will receive $950 (i.e., the $1,000 Surrender less the 5% Contingent Deferred Sales Charge).
If you request a partial Surrender and ask for a specific dollar amount, the Contingent Deferred Sales Charge will be calculated on the total amount that must be withdrawn from your Sub-Account(s) to provide you with the amount requested.
➣Example: You ask for $1,000 when the applicable Contingent Deferred Sales Charge is 5%: Your Sub-Account(s) will be reduced by $1,052.63 (i.e., a total withdrawal of $1,052.63 made up of $52.63 in Contingent Deferred Sales Charge plus the $1,000 you requested). The net amount of $1,000 is paid to you.
We may reduce the amount or term of the Contingent Deferred Sales Charge (See “Experience Rating under the Contracts” and “Negotiated Charges and Fees”).
No deduction for Contingent Deferred Sales Charges will be made in certain cases.
The following Surrenders are NOT subject to a Contingent Deferred Sales Charge:
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•Benefit Payments — We do not assess a Contingent Deferred Sales Charge on amounts Surrendered from the Contract to pay benefits to a Participant or a beneficiary under the terms of your Plan. We call these amounts “Benefit Payments”. Amounts Surrendered for transfer to the funding vehicle of another investment provider or Surrendered because of the termination of your Plan are not Benefit Payments. Upon Our request, the Contract Owner must provide documentation acceptable to us that a Surrender is a Benefit Payment.
•Plan Related Expenses — We do not assess a Contingent Deferred Sales Charge on amounts Surrendered from the Contract to pay certain administrative expenses or other Plan Related Expenses including, fees to consultants, auditors, third-party administrators and other plan service providers. We call these amounts “Plan Related Expenses.” Upon Our request, the Contract Owner must provide Us with reasonable documentation that a Surrender is a Plan Related Expense.
•Transfer to an Approved Plan Related Investment Account — We do not assess a Contingent Deferred Sales Charge on amounts Surrendered from the Contract to transfer to an Approved Plan Related Investment Account. An Approved Plan Related Investment Account is a separate Participant directed investment account under your Plan that your Employer identifies and We accept for the purpose of Participant directed transfers of amounts from the Contract for investment outside of the Contract.
We will allocate the deduction of the Contingent Deferred Sales Charge among all Sub-Accounts and any General Account value in a Participant Account on a prorate basis unless you elect a different allocation of the deduction for the Contingent Deferred Sales Charge.
Annual Maintenance Fee
The Annual Maintenance Fee is an annual fee that we deduct from the value of each Participant Account on a quarterly basis during the Accumulation Period. This means during the year We deduct 25 percent of the Annual Maintenance Fee on the last Valuation Day of each quarter, or from the proceeds of a full surrender of a Participant Account. We deduct the fee proportionately from the Sub-Accounts and any General Account value in a Participant Account. The maximum Annual Maintenance Fee permitted under the Contracts is $30. We determine the current amount of the Annual Maintenance Fee that will apply to all Participant Accounts under your plan’s Contract for the calendar year, using the table below based on the average of all Participant Account values under your plan’s Contract as of the last Valuation Day of the prior year. This means the Annual Maintenance Fee for any Contract Year may increase or decrease from the prior year depending on the average of all Participant Account values under your plan’s Contract as of the last Valuation Day of the prior year. The Annual Maintenance Fee will be as set forth in the table below; however, We may charge the maximum Annual Maintenance Fee of $30 if a plan negotiates additional services under the Contract. The Annual Maintenance Fee helps to compensate Us for Our administrative services related to maintaining the Contract and the Participant Accounts.

Average Participant Account Value under Your Contract	Amount of the Annual Maintenance Fee
$0 to $19,999.99	$20
$20,000.00 to $39,999.99	$10
$40,000.00 and over	$0
The Annual Maintenance Fee may be reduced or waived (See “Experience Rating under the Contracts” and “Negotiated Charges and Fees”). We may also reduce or waive some or all of the Annual Maintenance Fee for plans that use a third-party administrator with systems that are compatible with Our own.
Mortality and Expense Risk and Administrative Charge
For providing administrative services, and for assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate against all Contract values in the Sub-Accounts. The rate of the charge depends on the total value of the aggregate Participant Accounts within the Contract anticipated by your Employer within 24 months of initial purchase by your Employer. If the actual aggregate level of Participant Accounts within the Contract is lesser than the anticipated level, we may increase the Mortality and Expense Risk and Administrative Charge on a going-forward basis. In no event will the charge exceed 1.25%.
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Before Annuity Commencement Date

Total Value of Participant Accounts under a Contract	Mortality and Expense Risk and Administrative Charge
$0 to $3,499,999.99	1.25%
$3,500,000.00 to $4,999,999.99	1.05%
$5,000,000.00 to $24,999,999.99	0.85%
$25,000,000.00 to $34,999,999.99	0.75%
$35,000,000.00 to $49,999,999.99	0.65%
$50,000,000.00 to $69,999,999.99	0.50%
$70,000,000.00 to $84,999,999.99	0.35%
$85,000,000.00 to $99,999,999.99	0.15%
$100,000,000.00 and over	0.00%
After Annuity Commencement Date

Mortality and Expense Risk and Administrative Charge
All Participants	1.25%
When your Employer purchases the Contract, your Employer chooses one of the following two methods that the mortality and expense risk and administrative charge is deducted under the Contract:
Method One: The mortality and expense risk and administrative charge is deducted daily. It is assessed as a percentage of the net asset value of each Fund when Accumulation Unit or Annuity Unit values are determined each day.
Method Two: The mortality and expense risk and administrative charge is deducted each calendar quarter. It is assessed as a percentage of the average daily assets of the Sub-Accounts during the calendar quarter. The charge is deducted from your Participant Account by redeeming the Accumulation Units or Annuity Units in proportion to the dollar amount of the charge. Method Two is not available to Contracts issued in New York.
The mortality and expense risk and administrative charge compensates us for providing administrative services and for assuming mortality and expense risks under the Contracts. We assume two types of mortality risk and an expense risk:
Mortality Risk During The Accumulation Period: During the period your Contributions are accumulating, we are required to cover any difference between the Minimum Death Benefit paid and the Participant Account value. These differences may occur during periods of declining value or in periods where the Contingent Deferred Sales Charges would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.
Mortality Risk During The Annuity Period: Once Annuity payouts have begun, we may be required to make Annuity payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.
Expense Risk: We also bear an expense risk that the Contingent Deferred Sales Charges and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.
Although variable Annuity payouts will fluctuate with the performance of the underlying Fund selected, your Annuity payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. This charge enables us to keep our commitments and to pay you as planned.
We also provide various administrative support services for plans. These services include recordkeeping, statements of account, internet and automated voice response account access, and participant educational materials.
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If the mortality and expense risk and administrative charge under a Contract is insufficient to cover actual costs incurred by us, we will bear the loss. If the mortality and expense risk and administrative charge exceeds these costs, we will keep the excess as profit. We may use these profits, as well as revenue sharing and Rule 12b-1 fees received from certain Funds, for any proper corporate purpose including, among other things, payment of sales expenses, including the fees paid to distributors. We expect to make a profit from the mortality and expense risk and administrative charge.
We may reduce the mortality and expense risk and administrative charge under the Contracts (See “Experience Rating under the Contracts” and “Negotiated Charges and Fees”).
Loan Fees
Loans may be subject to a one-time set-up fee of $50. In addition, loans may also be subject to an annual loan administration fee of $50. We deduct 25 percent of the annual fee at the end of each quarter or from the proceeds of a full Surrender of a Participant Account. We deduct the fee proportionately from the Sub-Accounts and any General Account value in a Participant Account.
Premium Taxes
We reserve the right to deduct a charge for Premium Tax imposed on Us by a state or other governmental entity. Certain states and municipalities impose a Premium Tax. In some cases, Premium Taxes are deducted at the time purchase payments are made; in other cases Premium Tax is assessed on the Annuity Commencement Date. We will pay Premium Taxes at the time imposed under applicable law. At Our sole discretion, We may deduct Premium Taxes at the time We pay such taxes to the applicable taxing authorities, at the time the Contract is surrendered, at the time a death benefit is paid, or at the time a Participant annuitizes.
Transfer Fee
You can transfer your Participant Account values between or among the Sub-Accounts up to 12 times per Participant Contract Year. A Transfer Fee of $5 may apply to each transfer in excess of 12 made in a Participant Contract Year. We do not currently charge the $5 Transfer Fee. The Transfer Fee does not apply to Contracts issued in New York.
Experience Rating under the Contracts
We may apply experience credits under a Contract based on investment, administrative or other factors, including, but not limited to: (1) the total number of Participants, (2) the sum of all Participants’ Account values, (3) the allocation of Contract values between the General Account and the Separate Accounts under the Contract, (4) present or anticipated levels of Contributions, distributions, transfers, administrative expenses or commissions, and (5) whether We are the exclusive annuity contract provider. Experience credits can take the form of a reduction in the deduction for Program and Administrative Charges, a reduction in the term or amount of any applicable Contingent Deferred Sales Charges, an increase in the rate of interest credited under the Contract, a reduction in the amount of the Annual Maintenance Fee or any combination of the foregoing. We may apply experience credits either prospectively or retrospectively. We may apply and allocate experience credits in such manner as We deem appropriate. Any such credit will not be unfairly discriminatory against any person, including the affected Contract Owners or Participants. Experience credits have been given in certain cases. Owners of Contracts receiving experience credits will receive notification regarding such credits. Experience credits may be discontinued at Our sole discretion in the event of a change in applicable factors. For Contracts issued in New York, We may only apply experience credits prospectively.
Negotiated Charges and Fees
The charges and fees described in this section vary from Contract to Contract, depending on plan characteristics. The Contract Owner can negotiate charges and fees. This flexibility allows Us and the Contract Owner to custom design a charge and fee structure that meets the financial goals of both the Contract Owner and Talcott Resolution.
Charges of the Funds
The Separate Account purchases shares of the Funds at net asset value. The net asset value of the fund reflects investment advisory fees, distribution fees and operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the Underlying Fund’s prospectuses.
Plan Related Expenses
The Contract Owner may direct Us to deduct amounts from the assets under a Contract to pay certain administrative expenses or other Plan-related Expenses including, but not limited to, fees to consultants, auditors, counsel, Talcott Resolution and other Plan service providers. We will deduct and pay such amounts to the Contract Owner or as directed by the Contract Owner. We may agree to include these amounts as an adjustment to the charge for administrative undertakings for the Separate Account.
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You should consult a tax advisor regarding the tax treatment of adviser fee payments. Please consult with your investment adviser before requesting us to pay financial adviser fees from this Contract compared to other assets you may have.
Any financial adviser fee you pay is in addition to this Contract’s fees and expenses.
You should ask your financial adviser about compensation they receive for this Contract. We are not an investment adviser, and we do not provide investment advice in connection with sales of the Contract. We are not a fiduciary to you, and do not make recommendations or assess suitability.
Description of the Contracts
The Contracts are group variable annuity contracts offered to:
•Tax deferred annuity programs adopted according to Section 403(b) of the Code by public school systems and certain tax-exempt organizations described in Section 501(c)(3) of the Code;
•Deferred compensation plans as defined in Section 457 of the Code sponsored by governmental employers or by certain tax-exempt organizations described in Section 501(c)(3) of the Code;
•Qualified governmental excess benefit plans under Section 415(m) of the Code;
•Retirement plans qualified under Sections 401(a) or 403(a) of the Code; and
•Individual Retirement Annuity programs adopted according to Section 408 of the Code.
The Contracts are not available for issuance except as described above.
It is important that you notify Empower if you change your address. If your mail is returned to Empower, we are likely to suspend future mailings until an updated address is obtained. In addition, Empower may rely on a third party, including the U.S. Postal Service, to update your current address. Failure to give Empower a current address may result in payments due and payable on your Participant Account being considered abandoned property under state law (unless preempted by ERISA), and remitted to the applicable state.
Assignments
The Contract and a Participant’s interest in a Contract cannot be assigned, transferred or pledged.
Pricing and Crediting of Contributions
Initial Contributions to your Participant Account are credited within two Valuation Days of receipt of a properly completed application and the initial Contribution at the Empower Administrative Office.
If the application or other information accompanying the initial Contribution is incomplete when received, We will hold the money in a non-interest bearing account for up to five Valuation Days while We try to obtain complete information. If We cannot obtain the information within five Valuation Days, We will either return the Contribution and explain why it could not be processed or keep the Contribution if the Participant authorizes Us to keep it until the necessary information is provided.
Contributions properly designated for your Participant Account that are received prior to the close of the New York Stock Exchange will be invested on the same Valuation Day. Subsequent Contributions properly designated for your Participant Account that are received on a Non-Valuation Day or after the close of the New York Stock Exchange will be invested on the next Valuation Day.
Canceling your Certificate
For certificates issued in Florida, Minnesota, North Carolina, Texas and Utah in connection with 403(b) Contracts, you have a limited right to return your certificate for cancellation. We urge you to closely examine its provisions. If for any reason you are not satisfied with your certificate, simply return it within the timeframe specified after you receive it with a written request for cancellation that indicates your tax-withholding instructions. We will not deduct any Contingent Deferred Sales Charges during this time. We may require additional information before we can cancel your certificate.
You bear the investment risk from the time the certificate is issued until we receive your complete cancellation request.
The amount we pay you upon cancellation depends on the requirements of the state where you purchased your certificate.
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Surrender Charge Offset
You may be eligible to receive a credit to your Participant Account if you elect to make a Contribution that is transferred from a contract of another carrier within your plan. The credit is equal to the surrender charge you incurred from the other carrier when you make the transfer, and is limited to a maximum credit of 7%. To be eligible, you must transfer the Contribution initially to the General Account, but you may reallocate the amount afterwards as permitted by the Contract.
Your Employer may also be eligible for a Group Surrender Charge Offset if the initial payment made to the Contract consists of a transfer of funds held by the plan under an investment vehicle issued by another carrier. If, by reason of the transfer, the plan has paid, or will pay, a surrender charge, market value adjustment or other discontinuance penalty to the other carrier, Talcott Resolution will reimburse the plan not to exceed 7% of transferred assets.
Contribution Amounts
If the Plan adopted by the Contract Owner so provides, the Contract permits the allocation of Contributions, in multiples of 1% among the several Sub-Accounts of the Separate Account. The minimum amount that may be allocated to any Sub-Account in a Separate Account shall not be less than $10. Such changes must be requested in the form and manner prescribed by Us.
Transfers between Sub-Accounts
During phases of your Contract when transfers are permissible, you may make transfers between Sub-Accounts according to the following policies and procedures, as they may be amended from time to time.
A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Participant Account value among the Funds available in your Contract. Your transfer request will be processed as of the end of the Valuation Day that it is received in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when We process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to Us and your Registered Representative. Any oral communication should be re-confirmed in writing.
You may request a transfer into (purchases) a particular Sub-Account or transfers out of (redemptions) a particular Sub-Account. In addition, you may allocate Contributions to or request Surrenders from Sub-Accounts. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund We would need to sell to satisfy all Participants’ “transfer-out” requests. At the same time, We also combine all the daily requests to transfer into a particular Sub-Account or Contributions allocated to that Sub-Account and determine how many shares of that Underlying Fund We would need to buy to satisfy all Participants’ “transfer-in” requests.
In addition, many of the Underlying Funds that are available as investment options in Our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by Us or Our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.
We take advantage of Our size and available technology to combine sales of a particular Underlying Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by Us or Our affiliates. We also combine many of the purchases of that particular Underlying Fund for many of the products We offer. We then “net” these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that We sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.
For example, if We combine all transfer-out (redemption) requests and Surrenders of a Sub-Account with all other sales of that Underlying Fund from all Our other products, We may have to sell $1 million dollars of that Fund on any particular day. However, if other Participants and the owners of other products offered by Us, want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then We would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.
Restrictions on Sub-Account Transfers
First, you may make only one Sub-Account transfer request each day. We limit each Participants to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one “Sub-Account transfer,” however, you cannot transfer the same Participant Account value more than once a Valuation Day.
For Example:
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•If the only transfer you make on a day is a transfer of $10,000 from one Sub-Account into another Sub-Account, it would count as one Sub-Account transfer.
•If, however, on a single day you transfer $10,000 out of one Sub-Account into five other Sub-Accounts (dividing the $10,000 among the five other Sub-Accounts however you chose), that day’s transfer activity would count as one Sub-Account transfer.
•Likewise, if on a single day you transferred $10,000 out of one Sub-Account into ten other Sub-Accounts (dividing the $10,000 among the ten other Sub-Account however you chose), that day’s transfer activity would count as one Sub-Account transfer.
•Conversely, if you have $10,000 in Participant Account value distribution among 10 different Sub-Accounts and you request to transfer the Participant Account value in all those Sub-Accounts into one Sub-Account, that would also count as one Sub-Account transfer.
•However, you cannot transfer the same Participant Account value more than once in one day. That means if you have $10,000 in a money market fund Sub-Account and you transfer all $10,000 into a stock fund Sub-Account, on that same day you could not then transfer the $10,000 out of the stock fund Sub-Account into another Sub-Account.
Second, you are allowed to submit a total of 20 Sub-Account transfers each Calendar Year (the “Transfer Rule”) by U.S. Mail, Voice Response Unit, internet, or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, We will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, Our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.
We may aggregate a Contract Owner’s Contracts or a Participant’s Participant Accounts for the purposes of enforcing these restrictions.
The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation program. Reallocations made based on a Fund merger or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.
The Contracts provide for a Transfer Fee of $5 that applies to transfers between available investment options under the Contract. We do not currently charge the $5 Transfer Fee.
We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase or become a Participant under this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don’t purchase or become a Participant under this Contract if you plan to engage in “market timing,” which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you, as discussed below:
Fund Trading Policies
Generally, you are subject to an Underlying Fund’s trading policies, if any. We are obligated to provide, at the Underlying Fund’s request, tax identification numbers and other shareholder identifying information contained in Our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, We have agreed to serve as a Fund’s agent to help monitor compliance with that Underlying Fund’s trading policy.
We are obligated to follow each Underlying Fund’s instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning Sub-Account transfers into an Underlying Fund or other funds within that fund complex. We are not authorized to grant exceptions to an Fund’s trading policy. Please refer to each Underlying Fund’s prospectus for more information. Transactions that cannot be processed because of the Underlying Fund’s trading policies will be considered not in good order.
In certain circumstances, the Underlying Fund’s trading policies do not apply or may be limited. For instance:
•Certain types of financial intermediaries may not be required to provide Us with shareholder information.
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•“Excepted funds” such as money market funds and any Underlying Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that an Underlying Fund treats as a single investor.
•An Underlying Fund can decide to exempt categories of Contract Owners whose contracts are subject to inconsistent trading restrictions or none at all.
•Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company sponsored contractual or systematic program such as transfers of assets as a result of asset allocation programs, automatic rebalancing programs, Annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a result of any deduction of charges or fees under a Contract; or (iv) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals, surrenders, or retirement plan contributions.
Possibility of Undetected Abusive Trading or Market Timing. We may not be able to detect or prevent all abusive trading activities. For instance,
•Since We net all the purchases and redemptions for a particular Underlying Fund for this and many of Our other products, transfers by any specific market timer could be inadvertently overlooked.
•Certain forms of variable annuities and types of Underlying Funds may be attractive to market timers. We cannot provide assurances that we will be capable of addressing possible abuses in a timely manner.
•These policies apply only to individuals and entities that own or are Participants under this Contract. However, the Underlying Funds that make up the Sub-Accounts of this Contract are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have different or less restrictive transfer rules or no transfer restrictions at all.
•In some cases, We are unable to count the number of Sub-Account transfers requested by Participants or enforce the Transfer Rule because We do not keep Participant Account records for a Contract. In those cases, the Participant Account records and Participant Sub-Account transfer information are kept by the Contract Owner or its third party service provider. These Contract Owners and third party service providers may provide Us with limited information or no information at all regarding Participant Sub-Account transfers.
Impact of Frequent Transfers
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Participant Account. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity payouts for your payee as well as reduce value of other optional benefits available under your Contract.
Separate Account investors could be prevented from purchasing Fund shares if We reach an impasse on the execution of a Fund’s trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all Our variable product investors if the Fund and We cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund’s opinion, has violated the Fund’s trading policy.
In some cases, We do not have the tax identification number or other identifying information requested by a Fund in Our records. In those cases, We rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, We may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all Participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.
General Account Option Transfers
You may make transfers out of the General Account Option to the Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%). For Contracts issued or amended on or after May 1, 1992:
•Transfers of assets presently held in the General Account option, or which were held in the General Account option at any time during the preceding three months, to any account that we determine is a competing account, are prohibited.
•Similarly, transfers of assets presently held in any account during the preceding three months, that we determine is a competing account, to the General Account option, are prohibited
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In addition, we may limit the maximum amount transferred or Surrendered from the General Account option under a Participant Account to 1/6th of such portion of the Participant Account held in the General Account option in any one Participant Contract Year.
These restrictions apply to all transfers from the General Account Option, including all systematic transfers.
As a result of these limitations, it may take a longer period of time (i.e., several years) to move Participant Account values in the General Account Option to Sub-Accounts and therefore this may not provide an effective short term defensive strategy.
Telephone and Internet Transfers
Transfer instructions received by telephone on any Valuation Day before the end of any Valuation Day will be carried out that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day.
Transfer instructions you send electronically are considered to be received by Us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the end of any Valuation Day, the instructions will be carried out that Valuation Day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgement, you should contact Us as soon as possible.
Telephone or internet transfer requests may be cancelled via the internet or by calling Us before the end of the Valuation Day you made the transfer request.
We, Our agents or Our affiliates are not responsible for losses resulting from telephone or electronic requests that We believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through Our website are genuine, including a requirement that Contract Owners and Participants provide certain identifying information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.
Contract Value
Your Participant Account value reflects the sum of the amounts under your Participant Account allocated to the General Account option and the Sub-Accounts.
There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit value. Therefore, on any Valuation Day the portion of your Participant Account allocated to the Sub-Accounts will reflect the investment performance of the Sub-Accounts and will fluctuate with the performance of the Underlying Funds.
Contributions made or Contract values allocated to a Sub-Account are converted into Accumulation Units by dividing the amount of the Contribution or allocation, minus any Premium Taxes, by the Accumulation Unit value for that Valuation Day. The more Contributions or Contract values allocated to the Sub-Accounts under your Participant Account, the more Accumulation Units will be reflected under your Participant Account. You decrease the number of Accumulation Units in a Sub-Account under your Participant Account by requesting Surrenders, transferring money out of a Sub-Account, submitting a Death Benefit claim or by electing an Annuity payout from your Participant Account.
To determine the current Accumulation Unit value, We take the prior Valuation Day’s Accumulation Unit value and multiply it by the Net Investment Factor for the current Valuation Day. The value of the Separate Account is determined at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time).
The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. At the time your Employer purchases the Contract, your Employer chooses one of the following two methods to calculate the Net Investment Factor. The value of your Participant Account will be the same, regardless of the method chosen by your Employer.
Method One
The Net Investment Factor for each Sub-Account equals:
•the net asset value per share plus applicable distributions per share of the corresponding Underlying Fund at the end of the current Valuation Day; divided by
•the net asset value per share of the corresponding Underlying Fund at the end of the prior Valuation Day; multiplied by
•the daily expense factor for the mortality, expense risk and administrative charge and any other applicable charges, adjusted for the number of days in the period.
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Method Two (not available to Contracts issued in New York)
The Net Investment Factor for each Sub-Account equals:
•the net asset value per share of the corresponding Underlying Fund at the end of the current Valuation Day; divided by
•the net asset value per share of the corresponding Underlying Fund at the end of the prior Valuation Day.
Under Method Two, the value of any applicable Underlying Fund distributions per share creates additional Accumulation Units.
We will send you a statement for each calendar quarter, that tells you how many Accumulation Units you have, their value and your total Participant Account value. You can also call (844) 804-8989 to obtain your Participant Account value or, where available, you may access your account information through our website at www.massmutual.com/govnp.
Shares of the Underlying Funds are valued at net asset value on a daily basis. A complete description of the valuation method used in valuing Fund shares may be found in the Underlying Funds’ prospectus.
Surrenders and Withdrawals
IMPORTANT TAX INFORMATION: There are certain restrictions on section 403(b) tax-sheltered annuities. As of December 31, 1988, all section 403(b) annuities have limits on full and partial surrenders. Contributions to the Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless the Contract Owner/employee has a) attained age 59 1∕2, b) a severance from employment, c) died, d) become disabled or e) experienced financial hardship (cash value increases may not be distributed for hardships prior to age 59 1∕2). Distributions prior to age 59 1∕2 due to financial hardship or separation from service may still be subject to a penalty tax of 10%. We will not assume any responsibility for determining whether a withdrawal is permissible, with or without tax penalty, in any particular situation; or in monitoring withdrawal requests regarding pre or post January 1, 1989 Contract Values. Any full or partial Surrender described above may affect the continuing tax-qualified status of some Contracts or plans and may result in adverse tax consequences to the Contract Owner. The Contract Owner, therefore, should consult with a tax adviser before undertaking any such Surrender (See “Federal Tax Considerations”).
After termination of Contributions on your behalf and prior to your Annuity Commencement Date, you will have the following options:
1.Continue your Participant’s Account under the Contract. Under this option, when the selected Annuity Commencement Date arrives, payments will begin under the selected Annuity payout option (See “Annuity Payout Options”). At any time before the Annuity Commencement Date, you may your Participant Account for a lump sum cash settlement in accordance with 3. below.
2.To provide Annuity payouts immediately. The values in your Participant’s Account may be applied, subject to contractual provisions, to provide for Fixed or Variable Annuity payouts, or a combination thereof, commencing immediately, under the selected Annuity payout option under the Contract (See “Annuity Payout Options”).
3.To Surrender your Account in a single sum. The amount received will be the value next computed after receipt of a written Surrender request for complete Surrender at the Empower Administrative Office, less any applicable Contingent Deferred Sales Charge, Annual Maintenance Fee and Premium Taxes. Payment will normally be made within seven days after We receive the written request.
4.To request a partial Surrender of your Participant’s Account. Partial Surrenders are taken from the Sub-Account(s) that you specify. If you do not specify the Sub-Account(s), We will take the amount out of all applicable Sub-Account(s) on a pro rata basis. We will deduct any applicable Sales Charges from the partial Surrender (See “Contract Charges”).
5.To begin making monthly, quarterly, semi-annual or annual withdrawals while allowing your Participant Account to remain in the Accumulation Period. Your Participant Account remains subject to the Annual Maintenance Fee and any fluctuations in the investment results of the Sub-Accounts or any of the underlying investments. You may transfer the values of your Participant Account from one or more Sub-Accounts or the General Account option to any other Sub-Account, the General Account option or to any combination thereof, subject to Contract restrictions (See “Systematic Withdrawal Option”).
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Systematic Withdrawal Option
If permitted by IRS regulations and the terms of the Plan, a Participant can make withdrawals while allowing his or her Participant Account to remain in the Accumulation Period under the Contract. Eligibility under this provision is limited to Participants who have terminated their employment with the Employer at the time they elect the Systematic Withdrawal Option (“SWO”). Payments are limited to 18.0% of the Participant’s Account annually. The minimum payment amount is $100. SWO payments generally are taxable as ordinary income and, if made prior to age 59 1∕2 , an IRS tax penalty may apply. Any Contingent Deferred Sales Charge otherwise applicable is waived on SWO payments.
Participants elect the specific dollar amount to be withdrawn, the frequency of payments (monthly, quarterly, semi-annually or annually) and the duration of payments (either a fixed number of payments or until the Participant’s Account is depleted). The duration of payments may not extend beyond the Participant’s life expectancy as of the beginning date of SWO payments or the joint and last survivor life expectancy of the Participant and the Participant’s Beneficiary. Participants may not elect the SWO if there is an outstanding loan amount.
A Participant can change the terms of a SWO as often as four times in each calendar year, can terminate the SWO at any time, and can elect one of the five available Annuity options or a partial or full lump sum withdrawal. If a partial or full lump sum withdrawal is elected within 12 months of a SWO payment, the Contingent Deferred Sales Charge that was previously waived, if any, will be deducted from the Participant’s Account upon withdrawal. Unless you direct otherwise, SWO payments will be deducted on a pro rata basis from the General Account option and each Sub-Account to which the Participant’s Account is allocated.
The SWO may only be elected pursuant to an election on a form provided by Us. Election of the SWO does not affect Participants’ other rights under the Contracts.
Payment of Surrender Value
Payments from the Sub-Accounts may be delayed beyond seven days only for periods (1) during which the New York Stock Exchange is closed other than customary weekend or holidays closings, or during which trading on the New York Stock Exchange is restricted; (2) during which an emergency exists that makes the valuation and disposal of the securities not reasonably practical; and (3) such other periods that the SEC may by order permit for the protection of investors.
Annuity Options
You are not required to annuitize this Contract. A Participant selects an Annuity Commencement Date (usually between the Participant’s 50th birthday and the date on which the Participant attains their “applicable age” as described under “Federal Tax Considerations”) and an Annuity payout option. The Annuity Commencement Date may be any day of any month before or including the month of a Participant’s 90th birthday, or an earlier date if prescribed by applicable law.
The Annuity Commencement Date and/or the Annuity payment option may be changed from time to time, but any such change must be made at least 30 days prior to the date on which Annuity payouts are scheduled to begin. Annuity payouts will normally be made on the first business day of each month, or another mutually agreed upon business day.
The Contract contains five Annuity payout options that may be selected on either a Fixed or Variable Annuity basis, or a combination thereof. If a Participant does not elect otherwise, We reserve the right to begin Annuity payouts at age 90 under Option 2 with 120 monthly payments certain. However, unless required by applicable law, We will not assume responsibility in determining or monitoring any required minimum distributions (See “Federal Tax Considerations”). Generally, depending on the terms of your retirement plan, you may select from the following payment frequencies: monthly, quarterly, semi-annually, and annually.
Annuity Payout Options
Option 1: Life Annuity where We make monthly Annuity payouts for as long as the Annuitant lives.
❖Payments under this option stop with the last monthly payment preceding the death of the Annuitant, even if the Annuitant dies after one payment. This option offers the maximum level of monthly payments of any of the other life annuity options (Options 2-4) since there is no guarantee of a minimum number of payments nor a provision for a death benefit payable to a Beneficiary.
Option 2: Life Annuity with 120, 180 or 240 Monthly Payments Certain where We make monthly payments for the life of the Annuitant with the provision that payments will be made for a minimum of 120, 180 or 240 months, as elected. If, at the death of the Annuitant, payments have been made for less than the minimum elected number of months, then any remaining guaranteed monthly payments will be paid to the Beneficiary unless other provisions have been made and approved by Us.
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Option 3: Unit Refund Life Annuity where We make monthly payments during the life of the Annuitant terminating with the last payment due prior to the death of the Annuitant, except that an additional payment will be made to the Beneficiary if (a) below exceeds (b) below:

(a)	=	total amount applied under the option at the Annuity Commencement Date
Annuity Unit value at the Annuity Commencement Date
(b)	=	number of Annuity Units represented by each monthly Annuity payout made	×	number of monthly Annuity payouts made
The amount of the additional payments is determined by multiplying the excess, if any, by the Annuity Unit value as of the date We receive Due Proof of Death.
Option 4: Joint and Last Survivor Annuity where We make monthly payments during the joint lifetime of the Annuitant and a designated individual (called the joint Annuitant) and then throughout the remaining lifetime of the survivor, ending with the last payment prior to the death of the survivor.
❖When the Annuity is purchased, the Annuitant elects what percentage (50%, 662/3%, 75% or 100%) of the monthly Annuity payout will continue to be paid to the survivor.
❖Under this Option 4, it would be possible for an Annuitant and joint Annuitant to receive only one payment in the event of the common or simultaneous death of the Annuitant and joint Annuitant prior to the due date for the second payment.
Option 5: Payments for a Designated Period where We agree to make monthly payments for the number of years selected. Under the Contracts, the minimum number of years is five. In the event of the Annuitant’s death prior to the end of the designated period, the present value of any then remaining payments will be paid in one lump sum to the Beneficiary unless other provisions have been made and approved by Us.
❖Option 5 does not involve life contingencies and does not provide any mortality guarantee.
❖Surrenders are subject to the limitations set forth in the Contract and any applicable Contingent Deferred Sales Charges (See “Contract Charges”).
For Contracts issued in New York, no surrenders are permitted by the Annuitant after Annuity payments commence under Option 5.
Once Annuity payouts have started, no Surrenders are permitted except from an annuity under Annuity Payout Option 5 - Payments for a Designated Period – that are paid on a variable basis. Such surrenders may be subject to a Contingent Deferred Sales Charge.
Options 2 and 5 are available only if the guaranteed Annuity payout period is less than the life expectancy of the Annuitant or the joint life expectancy of the Annuitant and their Joint Annuitant at the time the option becomes effective. Such life expectancy shall be computed on the basis of the mortality table prescribed by the IRS or, if none is prescribed, the mortality table then in use by Us.
We may offer other Annuity payout options from time to time. Not all Annuity payout options will be available in all states or in all Contracts.
Calculation of Annuity Payment
During the Annuity Period, your Participant Account Value will be applied to the Annuity Payout Option on either a fixed or variable basis, as you select. The minimum Annuity payout is $20. No election may be made which results in a first payment of less than $20. If at any time Annuity payouts are or become less than $20 We have the right to change the frequency of payment to intervals that will result in payments of at least $20.
Variable Annuity Payments
The value of the Annuity Unit for each Sub-Account in the Separate Account for any day is determined by multiplying the value for the preceding day by the product of (1) the Net Investment Factor (see “Contract Value”) for the day for which the Annuity Unit value is being calculated, and (2) a factor to neutralize the assumed net investment rate discussed below.
The value of the Contract is determined as the product of the value of the Accumulation Unit credited to each Sub-Account no earlier than the close of business on the fifth business day preceding the date the first Annuity payout is due and the number of Accumulation Units credited to each Sub-Account as of the date the Annuity is to commence.
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The first monthly payment varies according to the Annuity payout option selected. The Contract cites Annuity tables derived from the 1983a Individual Annuitant Mortality Table with an assumed interest rate (“A.I.R.”) of 4.00% per annum. The total first monthly Annuity payout is determined by multiplying the value (expressed in thousands of dollars) of a Sub-Account (less any applicable Premium Taxes) by the amount of the first monthly payment per $1,000 of value obtained from the tables in the Contracts. With respect to Fixed Annuities only, the current rate will be applied if it is higher than the rate under the tables in the Contract.
Level Annuity payouts would be provided if the net investment rate remained constant and equal to the A.I.R. In fact, payments will vary up or down in the proportion that the net investment rate varies up or down from the A.I.R. A higher A.I.R. may produce a higher initial payment but more slowly rising and more rapidly falling subsequent payments than would a lower interest rate assumption.
The amount of the first monthly Annuity payout, determined as described above, is divided by the value of an Annuity Unit for the appropriate Sub-Account not later than the fifth business day preceding the day on which the payment is due in order to determine the number of Annuity Units represented by the first payment. This number of
Annuity Units remains fixed during the Annuity Period, and in each subsequent month the dollar amount of the Annuity payout is determined by multiplying this fixed number of Annuity Units by the then current Annuity Unit value.
The Annuity payouts will be made on the date selected. The Annuity Unit value used in calculating the amount of the Annuity payouts will be based on an Annuity Unit value determined as of the close of business on a day not more than the fifth business day preceding the date of the Annuity payout.
Here is an example of how a Variable Annuity is determined:

ILLUSTRATION OF ANNUITY PAYOUTS: (UNISEX) AGE 65, LIFE ANNUITY WITH 120 PAYMENTS CERTAIN
A.	Net amount applied	$139,782.50
B.	Initial monthly income per $1,000 of payment applied	6.13
C.	Initial monthly payment (A × B ÷ 1,000)	$856.87
D.	Annuity Unit Value	3.125
E.	Number of monthly annuity units (C ÷ D)	274.198
F.	Assume annuity unit value for second month equal to	2.897
G.	Second monthly payment (F × E)	$794.35
H.	Assume annuity unit value for third month equal to	3.415
I.	Third month payment (H × E)	$936.39
The above figures are simply to illustrate the calculation of a Variable Annuity and have no bearing on the actual historical record of any Separate Account.
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Benefits Available Under the Contract
The following table summarizes information about the benefits under the Contract.

Benefit	Purpose	Whether Benefit Is Standard or Optional	Maximum Fee	Restrictions/ Limitations
Death Benefit
If the participant dies during the Accumulation Period, then the type of death benefit paid depends on whether the participant died (a) before age 65, or (b) on or after age 65. If the participant died before age 65, a Minimum Death Benefit is payable to the Beneficiary, which is generally the greater of the greater of (a) the value of the Participant Account and (b) 100% of the Contributions to the Participant Account less prior Surrenders and outstanding Participant loans.If the participant dies on or after age 65, then the Contract pays a death benefit equal to the Participant Account Value, less any outstanding charges and loan balances.
Standard
1.25% (Either deducted via Method 1 (daily deduction as a percentage of net asset value of each fund) or Method 2 (quarterly deduction as a percentage of the average daily assets of Sub-Accounts during calendar quarter), depending on which method is selected by your Employer)

•For Minimum Death Benefit, value of Participant account measured on date that all completed paperwork received for all states except IL. In IL, measured on date Due Proof of Death is received.
•The deduction of advisory fees will reduce your death benefit.

Participant Loan	The Participant may be able request a loan from his or her Participant Account Value during the Accumulation Phase if permitted by the Code and the terms of the Plan.	Standard	Loan set-up fee of $50.00 and annual loan administration fee of $50.00.	•Must be permitted by the Code and the terms of the Plan.
Systemic Withdrawal Option	The Participant may be able request a loan from his or her Participant Account Value during the Accumulation Phase if permitted by the Code and the terms of the Plan.	Standard	None
•Limited to Participants who have terminated their employment with the Employer;
•Duration of payments may not extend beyond the Participant’s life expectancy;
•A Participant may not elect the Systemic Withdrawal Option if there is an outstanding Loan.

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Death Benefits
Determination of the Beneficiary: The Beneficiary is the person or persons designated to receive payment of the death benefit upon the death of the Participant. If no designated Beneficiary remains living at the death of the Participant, the Participant’s estate is the Beneficiary.
Death before the Annuity Commencement Date:
•Death prior to age 65: If the Participant dies before the Annuity Commencement Date or the Participant’s attainment of age 65 (whichever comes first) the Minimum Death Benefit is payable to the Beneficiary. The Minimum Death Benefit is the greater of (a) the value of your Participant Account determined as of the day we receive Due Proof of Death and our receipt of a completed settlement instruction at our Administrative Offices or (b) 100% of the total Contributions made to your Participant Account, reduced by any prior partial Surrenders or outstanding Participant loan indebtedness. For Contracts purchased in Illinois, the Minimum Death Benefit is the greater of (a) the value of your Participant Account determined as of the day we receive Due Proof of Death at our Administrative Offices or (b) 100% of the total Contributions made to your Participant Account, reduced by any prior partial Surrenders or outstanding Participant loan indebtedness. To the extent you have Related Contracts under your plan, we may take into consideration corresponding Participant Account values, Contributions, Surrenders, or loan indebtedness in calculating the Minimum Death Benefit. The value of a Participant’s Account on any Valuation Day before the Annuity Commencement Date will be reduced by any applicable Premium Taxes not already deducted.
•Death on or after age 65: If the Participant dies before the Annuity Commencement Date but on or after the Participant’s 65th birthday, the Beneficiary(ies) will receive the value of your Participant Account (less any applicable Premium Taxes not already deducted) as of the date we receive Due Proof of Death and our receipt of a completed settlement instruction at our Administrative Offices. For Contracts purchased in Illinois, the Beneficiary(ies) will receive the value of your Participant Account (less any applicable Premium Taxes not already deducted) as of the date we receive Due Proof of Death at our Administrative Offices.
Calculation of the death benefit: Except for Contracts purchased in Illinois, if the Participant dies before the Annuity Commencement Date, the death benefit will be calculated as of the date we receive Due Proof of Death and our receipt of a completed settlement instruction. The death benefit remains invested in the Separate Account and/or General Account option according to your last instructions until the proceeds are paid or we receive new settlement instructions from the Beneficiary. During the time period between our receipt of Due Proof of Death and our receipt of the completed settlement instructions, the calculated death benefit will be subject to market fluctuations. Upon receipt of complete settlement instructions, we will calculate the payable amount.
If the proceeds are taken in a single sum, payment will normally be made within seven days of our receipt of completed settlement instructions.
You may apply the death benefit payment to any one of the Annuity payout options (See “Annuity Payout Options”) instead of receiving the death benefit payment in a single sum. An election to receive payment of death benefits under an Annuity payout option must be made before a lump sum settlement and within one year after the death by written notice to us at our Administrative Offices. Proceeds due on death may be applied to provide variable payments, fixed payments, or a combination of variable and fixed payments. No election to provide Annuity payouts will become operative unless the initial Annuity payout is at least $20 on either a variable or fixed basis, or $20 on each basis when a combination benefit is elected. The manner in which the Annuity payouts are determined and in which they may vary from month to month are the same as applicable to a Participant’s Account after retirement (See “Contract Value”).
Death on or after the Annuity Commencement Date: If the Annuitant dies on or after the Annuity Commencement Date, there may be no payout at death unless the Annuitant has elected an Annuity payout option that permits the Beneficiary to elect to continue Annuity payouts or to receive the computed value.
Participant Loans
During the Accumulation Period, a Participant under a Tax-sheltered Annuity plan may request a loan from his or her Participant Account, if permitted by the Plan. Loans from a Participant’s Account may not be available in all states or may be subject to restrictions. When you initiate a loan from your Participant Account, We deduct a loan set-up fee of $50. In addition, while your loan is outstanding, We deduct a $50 annual loan administration fee from your Participant Account on a quarterly basis. We deduct 25 percent of the annual fee on the last Valuation Day of each quarter, or from the proceeds of a full Surrender of your Participant Account.
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When you take a loan from your Participant Account, for record-keeping purposes, an amount equal to your loan, plus interest, is placed into a loan account. When you make loan repayments, the amount of the loan account decreases until your loan account is re-paid in full. You must pay back your loan according to the payment schedule set by the terms of your loan agreement. The loan agreement describes the terms, conditions, and any fees or charges of your loan.
Loans will have a permanent effect on the Participant’s Account because the investment results of each Sub-Account will apply only to the amount remaining in such Sub-Account. The longer a loan is outstanding, the greater the impact on the Participant’s Account is likely to be. Also, if not repaid, the outstanding loan balance will reduce the death benefit otherwise payable to the Beneficiary.
Federal Tax Considerations
General
The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on Our understanding of the existing provisions of the Code, Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income.
This summary has been prepared by Us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.
THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.
Civil Unions & Domestic Partnerships
Upon your death, a surviving spouse may have certain continuation rights under the Contract that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of ”spouse“ under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Parties to a civil union or domestic partnership are not treated as spouses under federal law. Consequently, certain transactions, such as change of ownership or continuation of the contract after death, may be taxable to those individuals. You should consult a tax and/or legal advisor for more information on this subject if it applies to you.
Tax Reporting
The federal, as well as state and local, tax laws and regulations require Us to report certain transactions with respect to the Contract (such as an exchange of or a distribution from the Contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide you with a copy of what was reported. This copy is not intended to supplant your own records. It is your responsibility to ensure that what you report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on your books and records. You should review whatever is reported to the taxing authorities by Us against your own records, and in consultation with your own tax advisor, and should notify Us if you find any discrepancies in case corrections have to be made.
Taxation of Talcott Resolution and the Separate Account
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The Separate Account is taxed as part of Talcott Resolution which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a ”regulated investment company“ under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. (See ”Contract Value“). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.
Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. Talcott Resolution is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since Talcott Resolution is the owner of the assets from which the tax benefits are derived.
Diversification of the Separate Account
For certain types of Contracts, the Internal Revenue Code (”Code“) requires that investments supporting these Contracts be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Underlying Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.
The Treasury Department’s diversification regulations under Code Section 817(h) require, among other things, that:
•no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,
•no more than 70% is represented by any two investments,
•no more than 80% is represented by any three investments and
•no more than 90% is represented by any four investments.
In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.
A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to pay the tax due for the period during which the diversification requirements were not met.
Tax Ownership of the Assets in the Separate Account
In order for certain variable annuity contracts to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the ”owner“ of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the ”tax owner“ of certain separate account assets, income and gain from such assets would be includable in the variable contract owner’s gross income. The U.S. Tax Court followed the IRS position and held that a variable contract owner would be treated for federal tax purposes as the owner of the separate account assets (Webber v. Commissioner, 14 Tax Court No. 17, June 30, 2015). The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular sub-accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and variable life insurance contracts. The distinction between when a variable contract owner will be determined to own the separate account under the analysis of the IRS and the Tax Court can best be illustrated by the following IRS rulings.
Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer’s separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such ”public availability“ means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in Our Separate Account for your Contract are available for purchase except through an insurer’s variable contracts or by other permitted entities.
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Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Underlying Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, We believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, We reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.
Non-Natural Persons as Owners
Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:
•A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),
•A contract acquired by the estate of a decedent by reason of such decedent’s death,
•Certain contracts acquired with respect to tax-qualified retirement arrangements,
•Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or
•A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract’s purchase.
A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.
Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the ”holder“ in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a ”holder.“ In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the ”holder.“ However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.
Annuity Purchases by Nonresident Aliens and Foreign Corporations
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to Talcott Resolution. If withholding applies, We are required to withhold tax at the 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence.
Generation Skipping Transfer Tax
Under certain circumstances, the Code may impose a ”generation skipping transfer tax“ when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require Talcott Resolution to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
Tax-Qualified Retirement Plans
This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.
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The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a ”Qualified Plan“ or ”Plan“). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.
The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not Us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance with regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on Our books and records. If you are purchasing a Contract through a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Contract Value.
The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into Our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.
We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.
Individual Retirement Annuities (”IRAs“)
In addition to ”traditional“ IRAs governed by Code Sections 408(a) and (b) (”Traditional IRAs“), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.
a.Traditional IRAs
Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions (”RMDs“) when the Owner reaches their Required Beginning Date or dies (or the distribution qualifies for one of the other exceptions to the penalty on early distributions), as described below, may result in imposition of a 25% penalty tax on any excess of the RMD amount over the amount actually distributed. This excise tax is reduced to 10% if a distribution of the shortfall is made within two years and to the date the excise tax is assessed or imposed by the IRS. In addition, any amount received before the Owner reaches age 59 1∕2 or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.
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You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. Effective January 1, 2020, non-spouse ”designated beneficiaries“ of a deceased Owner must generally receive distributions within 10 years of the death of the Owner. However, the life expectancy payout option (a/k/a ”IRA stretch“) is still available for non-spouse beneficiaries who are ”Eligible Designated Beneficiaries“ enabling them to make a tax-free ”direct rollover“ (in the form of a direct transfer between Plan fiduciaries, as described below in ”Rollover Distributions“) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an ”inherited IRA“ that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant). ”Eligible Designated Beneficiaries“ include beneficiaries who are not more than 10 years younger, disabled, chronically ill, and minors until age of majority, at which time the 10-year rule applies. In addition, such a Plan is not required to permit such a rollover.
b.SEP IRAs
Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension (”SEP“) or a SEP IRA. A SEP IRA can have employer, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
c.SIMPLE IRAs
The Savings Incentive Match Plan for Employees of small employers (”SIMPLE Plan“) is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees (”SIMPLE IRAs“). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 25% penalty tax for failure to make a full RMD (or reduced amount), and to the 10% penalty tax on premature distributions, as described below. In addition, the 10% penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.
If We do not serve as the Designated Financial Institution for your employer’s SIMPLE Plan, for you to use one of Our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with Us.
d.Roth IRAs
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Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner’s lifetime. Generally, however, upon the Owner’s death the amount remaining in a Roth IRA must be distributed by the end of the tenth year after such death for non-spouse designated beneficiaries or distributed over the life or life expectancy of an Eligible Designated Beneficiary. The Owner of a Traditional IRA or other qualified plan assets may convert a Traditional IRA into a Roth IRA under certain circumstances. The conversion of a Traditional IRA or other qualified plan assets to a Roth IRA will subject the fair market value of the converted Traditional IRA to federal income tax in the year of conversion. In addition to the amount held in the converted Traditional IRA, the fair market value may include the value of additional benefits provided by the annuity contract on the date of conversion, based on reasonable actuarial assumptions. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. Distributions from eligible Qualified Plans can be ”rolled over“ directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a ”conversion“ Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan
Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of ”incidental“ death benefits, and the time when RMDs must commence. There are annual limits on contributions to 401(a) defined contribution plans generally, and to 401(k) plans specifically. Salary reduction contributions to a 401(k) option cannot exceed the lesser of a dollar limit ($23,500 in 2025) or 100% of the employee’s ”includible compensation.“ For participants over age 50, a special additional catch-up provision may be available ($7,500 in 2025 or $11,250 if the participant is age 60-63). In addition, a Plan’s provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. In addition, elective deferrals made by participants under a 401(k) arrangement are subject to specific distribution limitations similar to those outlined below for 403(b) plans. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.
In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits ”incidental“ to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.
Tax-Sheltered Annuity under Section 403(b) (”TSA“)
Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code Section 501(c)(3) to purchase a ”tax-sheltered annuity“ (”TSA“) contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee’s gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit ($23,500 in 2025) or 100% of the employee’s ”includable compensation“ for the most recent full year of service, subject to other adjustments. There are also legal limits on the annual elective deferrals a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased ($7,500 in 2025 or $11,250 if the participant is age 60-63). A TSA participant should contact the Plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.
A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:
a.after the employee reaches age 59 1∕2;
b.upon the employee’s separation from service;
c.upon the employee’s death or disability;
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d.in the case of hardship as defined in applicable regulations (and in the case of hardship, any income attributable to such contributions may not be distributed);
e.as a qualified reservist distribution upon certain calls to active duty; or
f.with respect to amounts invested in a lifetime income investment, the date that is 90 days prior to the day that such lifetime income investment may no longer be held as an investment option under the plan.
An employer sponsoring a TSA may impose additional restrictions on your TSA through its Plan document.
Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits ”incidental“ to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA.
Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant’s or beneficiary’s accumulated benefit immediately before such exchange (taking into account such participant’s or beneficiary’s accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant’s employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information.
Deferred Compensation Plans under Section 457 (”Section 457 Plans“)
Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a ”governmental employer“ is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an ”Eligible Deferred Compensation Plan“ or ”Section 457(b) Plan.“ Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant’s includible compensation or (2) the applicable dollar amount, ($23,500 in 2025). The Plan may provide for additional ”catch-up“ contributions. One catch-up contribution allows participants over age 50 to make additional contributions each year ($7,500 in 2025 or $11,250 if the participant is age 60-63); while another permits 457(b) pre-retirement contributions in the three prior years to, but not including, the year the participant reaches normal retirement age. A participant cannot use both catch-up provisions concurrently. In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 59 1∕2, (2) the participant has a severance from employment (including death), (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations), or (4) with respect to amounts invested in a lifetime income investment, the date that is 90 days prior to the date that such lifetime income investment may no longer be held as an investment option under the Plan.
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Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts, certain other insurance contracts, and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (nongovernmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. Where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer’s general creditors under Code Section 457(b)(6).
Taxation of Amounts Received from Qualified Plans
Except under certain circumstances in the case of Roth IRAs or Roth accounts in a Qualified Plan, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other ”investment in the contract.“ For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, Code Section 72 provides the tax rules for determining what portion of each amount received represents a tax-free recovery of ”investment in the contract“.
For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the ”investment in the contract,“ based on the ratio of the ”investment in the contract“ over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.
In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.
Penalty Taxes for Qualified Plans
Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions (”RMDs“). Penalty taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The penalty taxes on premature distributions and failures to make timely RMDs are more uniform and are described in more detail below.
a.Penalty Taxes on Premature Distributions
Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59 1∕2. However, this 10% penalty tax does not apply to a distribution that is either:
i.made to a beneficiary (or to the employee’s estate) on or after the employee’s death;
ii.attributable to the employee’s becoming disabled under Code Section 72(m)(7);
iii. part of a series of substantially equal periodic payments (not less frequently than annually  —  ”SEPPs“) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary (”SEPP Exception“), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;
iv.(except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);
v.(except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);
vi.not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year which are not reimbursed by health insurance (without regard to whether the taxpayer deducts the unreimbursed medical expenses);
vii.certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty;
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viii.distributions of up to $5,000 from a retirement plan in the case of a birth or adoption of a child under Code Section 72(t)(2)(H); or
ix.certain designated qualified disaster distributions.
In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:
i.made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;
ii.not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7);
iii.for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8); or
iv.certain other exceptions to the 10% penalty tax.
If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59 1∕2 and (b) 5 years have elapsed since the first of these periodic payments.
For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual’s employer under a SIMPLE Plan, the 10% penalty tax rate is increased to 25%.
b.RMDs and 25% Penalty Tax
If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution (”RMD“) for the year, the participant is subject to a 25% penalty tax on the amount that has not been timely distributed. This excise tax is reduced to 10% if a distribution of the shortfall is made within two years and to the date the excise tax is assessed or imposed by the IRS.
An individual’s interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of  —
i.the calendar year in which the individual attains their applicable age, or
ii.(except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.
If the individual attains (1) age 70 1∕2 before 2020, the applicable age is 70 1∕2; (2) age 72 during or after 2020 but before 2023, the applicable age is 72; (3) age 72 during or after 2023 and age 73 before 2033, the applicable age is 73; or (4) age 74 after 2032, the applicable age is 75.
The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over  —
a.the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or
b.over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.
Effective January 1, 2020, non-spouse ”designated beneficiaries“ of a deceased plan participant Owner must generally receive distributions within 10 years of the death of the participant. However, the life expectancy payout option (a/k/a ”stretch payout“) is still available for non-spouse beneficiaries who are ”Eligible Designated Beneficiaries“ enabling them to make a tax-free ”direct rollover“ (in the form of a direct transfer between Plan fiduciaries, as described below in ”Rollover Distributions“) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an ”inherited IRA“ that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant). ”Eligible Designated Beneficiaries“ include beneficiaries who are not more than 10 years younger, disabled, chronically ill, and minors until age of majority, at which time the 10-year rule applies.
If an individual dies after RMDs have begun for such individual, any remainder of the individual’s interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual’s death.
The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner’s surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
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The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount. RMDs also can be made in the form of Annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.
In addition, in computing any RMD amount based on a contract’s account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 25% penalty tax for RMDs (or reduced amount) if such additional RMD amount is not timely distributed. There is a recent exception to the RMD rules for certain lifetime income annuity benefits (Qualified Longevity Annuity Contracts, or ”QLAC“), provided by Revenue Ruling 2012-3 and proposed Treasury regulations.
Tax Withholding for Qualified Plans
Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. The federal income tax withholding requirements, including any ”elections out“ and the rate at which withholding applies are different for periodic and non-periodic distributions. Special rules apply when the distribution is an ”eligible rollover distribution“ from a Qualified Plan (described below in ”Rollover Distributions“). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the ”eligible rollover distribution,“ to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in ”Rollover Distributions“). Payees cannot elect out of this mandatory 20% withholding in the case of such an ”eligible rollover distribution.“
Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.
Regardless of any ”election out“ (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee’s total tax liability.
Rollover Distributions
The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plans (a ”direct transfer“ or a ”direct rollover“) or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a ”60-day rollover“), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, We advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.
For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transferor Plan and if other applicable conditions are met. Such a ”direct transfer“ between the same kinds of Plan is generally not treated as any form of ”distribution“ out of such a Plan for federal income tax purposes.
By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a ”distribution“ out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a ”direct rollover“ (made directly to another Plan) or as a ”60-day rollover.“ The tax restrictions and other rules for a ”direct rollover“ and a ”60-day rollover“ are similar in many ways, but if any ”eligible rollover distribution“ made from certain types of Qualified Plan is not transferred directly to another Plan by a ”direct rollover,“ then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a ”60-day rollover“ by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a ”60-day rollover“, the amount that is not rolled over remains subject to normal income tax plus any applicable penalty.
Under Code Sections 402(f)(2)(A) and 3405(c)(3) an ”eligible rollover distribution“ (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a ”direct rollover“) is generally any distribution to an employee of any portion (or all) of the balance to the employee’s credit in any of the following types of ”Eligible Retirement Plan“: (1) a Qualified Plan under Code Section 401(a) (”Qualified 401(a) Plan“), (2) a qualified annuity plan under Code Section 403(a) (”Qualified Annuity Plan“), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an ”eligible rollover distribution“ does not include any distribution that is either  —
a.an RMD amount;
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b.one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or
c.any distribution made upon hardship of the employee.
Before making an ”eligible rollover distribution,“ a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the ”direct rollover“ and ”60-day rollover“ rules and the distribution’s exposure to the 20% mandatory withholding if it is not made by ”direct rollover.“ Generally, under Code Sections 402(c), 403(b)(8) and 457 (e)(16), a ”direct rollover“ or a ”60-day rollover“ of an ”eligible rollover distribution“ can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an ”eligible rollover distribution“ that can qualify for a tax-free ”60-day rollover“ is limited to the amount that otherwise would be includable in gross income. By contrast, a ”direct rollover“ of an ”eligible rollover distribution“ can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a ”predecessor“ Qualified Plan.
Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free ”direct rollover“ or ”60-day rollover“ can be made between a ”Non-Roth IRA“ (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from Non-Roth IRA to a Roth IRA, or a ”conversion“ of a Non-Roth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free ”direct rollover“ or ”60-day rollover“ can be made between an ”inherited IRA“ (Non-Roth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a ”direct rollover“ or a ”60-day rollover“ to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a ”direct rollover“ or a ”60-day rollover“ to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no l-year limit applies to any such ”direct rollover.“ Similar rules apply to a ”direct rollover“ or a ”60-day rollover“ of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer’s SIMPLE Plan is generally disqualified (and subject to the 25% penalty tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a ”direct rollover“ or a ”60-day rollover“ to an Eligible Retirement Plan that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).
Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a non-spouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS and to qualified Coronavirus Related Distributions.
Distribution
The Contracts are no longer offered for sale. MML Distributors, LLC (”MMLD“), a subsidiary of Massachusetts Mutual Life Insurance Company (”MassMutual“), is the principal underwriter of the Contracts, which are sold by affiliated and unaffiliated broker-dealer, and financial institutions.
MMLD is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (”FINRA“). The principal business address of MMLD is 1295 State Street, Springfield, MA 01111.
Financial Intermediaries receive commissions (described below under ”Commissions“). Certain selected Financial Intermediaries also receive additional compensation (described below under ”Additional Payments“). All or a portion of the payments made to Financial Intermediaries may be passed on to Registered Representatives according to a Financial Intermediaries’ internal compensation practices.
Affiliated broker-dealers also employ individuals called ”wholesalers“ in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract value.
40

Commissions
Upfront commissions paid to Financial Intermediaries generally range from 0% to up to 7% of each Contribution you pay for your Contract. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1.20% of your Contract value. MMLD pays different commissions based on the Contract variation that you buy.
Commission arrangements vary from one Financial Intermediary to another. We and MMLD are not involved in determining your Registered Representative’s compensation. Under certain circumstances, your Registered Representative may be required to return all or a portion of the commissions paid.
Check with your Registered Representative to verify whether your account is a brokerage or an advisory account. Your interests may differ from Ours and your Registered Representative (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your Registered Representative (or the Financial Intermediary with which they are associated) can be paid both by you and MMLD and its affiliates based on what you buy. Therefore, profits, and your Registered Representative’s (or their Financial Intermediary’s) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.
Additional Payments
Subject to FINRA and Financial Intermediary rules, MMLD and its affiliates also make additional payments to Financial Intermediaries (who may or may not be affiliated with Us) to encourage the sale of this Contract and other contracts that We issue to retirement programs that We or Our affiliates offer (”Additional Payments“). Additional Payments are generally based on average net assets (or aged assets) of the contracts or programs attributable to a particular Financial Intermediary, on sales of the contracts or programs attributable to a particular Financial Intermediary, and/or sales expenses. Additional Payments may be used for various purposes, and may take various forms, such as:
•Payments for access to Registered Representatives and/or Financial Intermediaries, such as through one-on-one wholesaler visits or attendance at national sales meetings or similar events.
•Payments for inclusion of Our products on a Financial Intermediary’s ”preferred list“; participation in, or visibility at, national and regional conferences; and/or articles in Financial Intermediary publications highlighting Our products and services.
•Payments for various marketing expenses such as joint marketing campaigns and/or Financial Intermediary event advertising/participation; sponsorship of Financial Intermediary sales contests and/or promotions in which participants (including Registered Representatives) receive prizes such as travel awards, merchandise and recognition; and expenses of generating clients.
•Payment and support to Underlying Fund companies including Fund related wholesaler support, training and marketing activities for certain Funds, and providing sales activity reports.
•Sales support through such things as providing hardware and software, operational and systems integration, links to Our website from a Financial Intermediary’s websites; shareholder services (including sub-accounting) sponsorship of Financial Intermediary due diligence meetings; and/or expense allowances and reimbursements.
•”Due diligence“ payments for a Financial Intermediary’s examination of a product; payments for educational training, sales or training seminars, conferences and programs, sales and service desk training, and/or client or prospect seminar sponsorships.
•Occasional meals and entertainment, tickets to sporting events and other gifts.
More Information
Modification of the Contracts
Subject to any federal and state regulatory restrictions, We may modify the Contracts at any time by written agreement between the Contract Owner and Us. No modification will affect the amount or term of any Annuities begun prior to the effective date of the modification, unless it is required to conform the Contract to, or give the Contract Owner the benefit of, any federal or state statutes or any rule or regulation of the U.S. Treasury Department or the Internal Revenue Service.
On or after the fifth anniversary of any contract we may change, from time to time, any or all of the terms of the Contracts by giving 90 days advance written notice to the Contract Owner, except that the Annuity tables, guaranteed interest rates and the Contingent Deferred Sales Charges which are applicable at the time a Participant’s Account is established under a contract, will continue to be applicable.
41

We may modify the Contract at any time if such modification: (i) is necessary to make the Contract or the Separate Account comply with any law or regulation issued by a governmental agency to which We are subject; or (ii) is necessary to assure continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or annuity contracts; or (iii) is necessary to reflect a change in the operation of the Separate Account or the Sub-Accounts); or (iv) provides additional Separate Account options; or (v) withdraws Separate Account options. In the event of any such modification We will provide notice to the Contract Owner or to the payee(s) during the Annuity period. Talcott may also make appropriate endorsement in the Contract to reflect such modification.
A contract may be suspended by the Contract Owner by giving us written notice at least 90 days before the effective date of the suspension at our Administrative Office. A contract will be suspended automatically on its anniversary if the Contract Owner fails to assent to any modification of a contract. In this context, such modifications would have become effective on or before that anniversary.
Upon suspension of a 403(b) Contract, we will continue to accept Contributions, subject to the terms of the Contract, as such terms are applicable to Participant’s Accounts under the Contracts prior to such suspension. However, no Contributions will be accepted on behalf of any new Participant Accounts. Annuitants at the time of any suspension will continue to receive their Annuity payouts. The suspension of a 403(b) Contract will not preclude a Contract Owner from applying existing Participant’s Accounts to the purchase of Fixed or Variable Annuity benefits.
Upon suspension of all other Contracts, Talcott Resolution will not accept future contributions.
Reservation of Rights Under the Contract
We may, at Our sole discretion, elect not to exercise a right or reservation specified in this Contract. If we elect not to exercise a right or reservation, We are not waiving it. We may decide to exercise a right or a reservation that We previously did not exercise.
Legal Proceeding
Like other insurance companies, We are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, We do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts.
Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s results of operations or cash flows in particular quarterly or annual periods.
42

Appendix A – Underlying Funds
The following is a list of the Underlying Funds currently available under the Contract. In the event more than one Underlying Funds were offered under the Contract, the Underlying Funds available to you may vary by Employer. In such an event, you should refer to your retirement plan documents for a list of Underlying Funds available to you. More information about the Underlying Fund is available in the prospectuses for the Fund, which may be amended from time to time and can be found online at https://plan.empower-retirement.com/plancloudws/fundprospectus. You can also request this information at no cost by calling (844) 804-8989 or sending an email request to participantservices@empower.com.
The current expenses and performance information below reflect fees and expenses of the Underlying Funds, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. The past performance of a Fund is not necessarily an indication of future performance.

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Small Value	AB Discovery Value Fund - Class A	1.09%	9.61%	8.36%	7.18%
	Adviser: AllianceBernstein L.P.
	Subadviser: N/A
US Fund Global Bond-USD Hedged	AB Global Bond Fund - Class A	0.80%	2.31%	-0.10%	1.54%
	Adviser: AllianceBernstein L.P.
	Subadviser: N/A
US Fund High Yield Bond	AB High Income Fund - Class A	0.90%	8.62%	3.41%	4.22%
	Adviser: AllianceBernstein L.P.
	Subadviser: N/A
US Fund Foreign Large Value	AB International Value Fund - Class A* (Closed to Contracts issued on or about 8/1/2011)	1.23%	4.80%	3.95%	3.25%
	Adviser: AllianceBernstein L.P.
	Subadviser: N/A
US Fund Foreign Large Growth	AB Sustainable International Thematic Fund - Class A* (Closed to Contracts issued on or about 8/1/2012)	1.04%	-0.32%	2.93%	4.01%
	Adviser: AllianceBernstein L.P.
	Subadviser: N/A
US Fund Large Growth	Alger Capital Appreciation Institutional Fund - Class I	1.24%	49.59%	17.62%	15.30%
	Adviser: Fred Alger Management, LLC
	Subadviser: N/A
US Fund Mid-Cap Growth	Alger Mid Cap Growth Institutional Fund - Class I* (Closed to Contracts issued on or about 8/1/2012)	1.25%	20.02%	10.30%	9.74%
	Adviser: Fred Alger Management, LLC
	Subadviser: N/A
APP A-1

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Small Growth	Alger Small Cap Growth Institutional Fund - Class I	1.41%	7.77%	3.70%	7.55%
	Adviser: Fred Alger Management, LLC
	Subadviser: N/A
US Fund Moderate Allocation	Allspring Asset Allocation Fund - Class A*	1.07%	10.66%	6.49%	5.41%
	Adviser: Allspring Funds Management, LLC
	Subadviser: Allspring Global Investments, LLC
US Fund Diversified Emerging Mkts	Allspring Emerging Markets Equity Fund - Class A*	1.43%	3.37%	-0.92%	2.88%
	Adviser: Allspring Funds Management, LLC
	Subadviser: Allspring Global Investments, LLC
US Fund Foreign Large Value	Allspring International Equity Fund - Class A*	1.15%	0.05%	2.49%	3.61%
	Adviser: Allspring Funds Management, LLC
	Subadviser: Allspring Global Investments, LLC
US Fund Utilities	Allspring Utility and Telecommunications Fund - Class A*	1.04%	17.68%	5.06%	7.08%
	Adviser: Allspring Funds Management, LLC
	Subadviser: Allspring Global Investments, LLC
US Fund Intermediate Core Bond	American Century Diversified Bond Fund - Class A	0.85%	1.06%	-0.57%	0.85%
	Adviser: American Century Investment Management Inc
	Subadviser: N/A
US Fund Large Blend	American Century Equity Growth Fund - Class A (Closed to Contracts issued on or about 5/3/2010)	0.91%	24.42%	11.33%	10.06%
	Adviser: American Century Investment Management Inc
	Subadviser: N/A
US Fund Large Value	American Century Equity Income Fund - Class A	1.18%	10.26%	5.34%	7.55%
	Adviser: American Century Investment Management Inc
	Subadviser: N/A
APP A-2

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Intermediate Government	American Century Ginnie Mae Fund - Class A	0.80%	0.24%	-1.27%	0.18%
	Adviser: American Century Investment Management Inc
	Subadviser: N/A
US Fund Large Growth	American Century Growth Fund - Class A*	1.14%	25.92%	16.11%	14.68%
	Adviser: American Century Investment Management Inc
	Subadviser: N/A
US Fund Mid-Cap Growth	American Century Heritage Fund - Class A	1.25%	24.55%	11.10%	10.65%
	Adviser: American Century Investment Management Inc
	Subadviser: N/A
US Fund Mid-Cap Value	American Century Mid Cap Value Fund - Class A	1.23%	8.23%	7.01%	7.68%
	Adviser: American Century Investment Management Inc
	Subadviser: N/A
US Fund Small Value	American Century Small Cap Value Fund - Class A	1.34%	6.94%	9.36%	8.74%
	Adviser: American Century Investment Management Inc
	Subadviser: N/A
US Fund Small Blend	American Century Small Company Fund - Class A	1.11%	4.16%	6.73%	5.64%
	Adviser: American Century Investment Management Inc
	Subadviser: N/A
US Fund Money Market-Taxable	American Century U.S. Government Money Market Fund - Class A	0.71%	4.62%	2.05%	1.48%
	Adviser: American Century Investment Management Inc
	Subadviser: N/A
US Fund Large Growth	American Funds AMCAP Fund® - Class R3	0.98%	20.73%	10.79%	10.57%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Large Value	American Funds American Mutual Fund® - Class R3	0.91%	14.57%	9.10%	8.98%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
APP A-3

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Global Allocation	American Funds Capital Income Builder® - Class R3	0.91%	9.89%	5.45%	5.18%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Global Large-Stock Blend	American Funds Capital World Growth and Income Fund℠ - Class R3	1.06%	13.53%	8.21%	7.87%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Foreign Large Growth	American Funds EuroPacific Growth Fund® - Class R3	1.12%	4.36%	3.27%	4.98%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Large Blend	American Funds Fundamental Investors Fund℠ - Class R3	0.92%	22.63%	12.31%	11.63%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Global Large-Stock Growth	American Funds New Perspective Fund® - Class R3	1.06%	16.39%	10.75%	10.75%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Diversified Emerging Mkts	American Funds New World Fund® - Class R3	1.22%	6.20%	4.39%	5.87%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Intermediate Core Bond	American Funds The Bond Fund of America® - Class R3* (Closed to Contracts issued on or about 5/3/2010)	0.89%	0.86%	-0.01%	1.22%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Large Growth	American Funds The Growth Fund of America® - Class R3	0.94%	28.02%	14.58%	13.29%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Moderately Aggressive Allocation	American Funds The Income Fund of America® - Class R3	0.91%	10.52%	6.22%	6.34%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
APP A-4

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Blend	American Funds The Investment Company of America® - Class R3	0.91%	24.54%	13.81%	11.43%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Global Large-Stock Growth	American Funds The New Economy Fund® - Class R3	1.06%	23.26%	10.55%	10.86%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Large Blend	American Funds Washington Mutual Investors Fund - Class R3	0.91%	18.57%	11.68%	10.96%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Large Growth	Ave Maria Growth Fund	0.92%	14.91%	10.41%	11.86%
	Adviser: Schwartz Investment Counsel Inc
	Subadviser: N/A
US Fund Large Blend	Ave Maria Rising Dividend Fund	0.92%	14.42%	10.36%	9.69%
	Adviser: Schwartz Investment Counsel Inc
	Subadviser: N/A
US Fund Mid-Cap Blend	Ave Maria Value Fund	0.94%	21.52%	11.73%	8.01%
	Adviser: Schwartz Investment Counsel Inc
	Subadviser: N/A
US Fund Large Growth	BlackRock Advantage Large Cap Growth Fund - Investor A Shares* (Closed to Contracts issued on or about 8/1/2013)	0.87%	32.07%	16.79%	14.45%
	Adviser: BlackRock Advisors, LLC
	Subadviser: N/A
US Fund Small Growth	BlackRock Advantage Small Cap Growth Fund - Investor A Shares*	0.75%	13.77%	6.77%	8.13%
	Adviser: BlackRock Advisors, LLC
	Subadviser: N/A
US Fund Large Growth	BlackRock Capital Appreciation Fund, Inc. - Investor A Shares*	0.92%	31.53%	15.53%	14.57%
	Adviser: BlackRock Advisors, LLC
	Subadviser: N/A
APP A-5

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Value	BlackRock Equity Dividend Fund - Investor A Shares	0.94%	9.55%	7.98%	8.81%
	Adviser: BlackRock Advisors, LLC
	Subadviser: N/A
US Fund Global Allocation	BlackRock Global Allocation Fund, Inc. - Investor A Shares*	1.09%	9.00%	5.74%	5.23%
	Adviser: BlackRock Advisors, LLC
	Subadviser: BlackRock International Limited;BlackRock (Singapore) Ltd;
US Fund Target-Date 2030	BlackRock LifePath® Dynamic 2030 Fund - Investor A Shares*	0.84%	10.11%	5.92%	6.51%
	Adviser: BlackRock Fund Advisors
	Subadviser: BlackRock International Limited;BlackRock (Singapore) Ltd;
US Fund Target-Date 2035	BlackRock LifePath® Dynamic 2035 Fund - Investor A Shares*	0.84%	11.47%	6.93%	7.24%
	Adviser: BlackRock Fund Advisors
	Subadviser: BlackRock International Limited;BlackRock (Singapore) Ltd;
US Fund Target-Date 2040	BlackRock LifePath® Dynamic 2040 Fund - Investor A Shares*	0.84%	13.63%	8.03%	8.02%
	Adviser: BlackRock Fund Advisors
	Subadviser: BlackRock International Limited;BlackRock (Singapore) Ltd;
US Fund Target-Date 2045	BlackRock LifePath® Dynamic 2045 Fund - Investor A Shares*	0.84%	15.25%	8.86%	8.51%
	Adviser: BlackRock Fund Advisors
	Subadviser: BlackRock International Limited;BlackRock (Singapore) Ltd;
APP A-6

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Target-Date 2050	BlackRock LifePath® Dynamic 2050 Fund - Investor A Shares*	0.84%	16.14%	9.12%	8.67%
	Adviser: BlackRock Fund Advisors
	Subadviser: BlackRock International Limited;BlackRock (Singapore) Ltd;
US Fund Target-Date 2055	BlackRock LifePath® Dynamic 2055 Fund - Investor A Shares*	0.84%	16.76%	9.42%	8.78%
	Adviser: BlackRock Fund Advisors
	Subadviser: BlackRock International Limited;BlackRock (Singapore) Ltd;
US Fund Target-Date 2060	BlackRock LifePath® Dynamic 2060 Fund - Investor A Shares *	0.84%	16.82%	9.21%	9.52%
	Adviser: BlackRock Fund Advisors
	Subadviser: BlackRock International Limited;BlackRock (Singapore) Ltd;
US Fund Target-Date 2065+	BlackRock LifePath® Dynamic 2065 Fund - Investor A Shares *	0.84%	16.29%	9.15%	10.00%
	Adviser: BlackRock Fund Advisors
	Subadviser: BlackRock International Limited;BlackRock (Singapore) Ltd;
US Fund Target-Date 2065+	BlackRock LifePath® Dynamic 2070 - Investor A Shares*	0.84%	-5.81%	-5.81%	-5.81%
	Adviser: BlackRock Fund Advisors
	Subadviser: BlackRock International Limited;BlackRock (Singapore) Ltd;
APP A-7

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Target-Date Retirement	BlackRock LifePath® Dynamic Retirement Fund - Investor A Shares*	0.84%	8.12%	4.30%	4.80%
	Adviser: BlackRock Fund Advisors
	Subadviser: BlackRock International Limited;BlackRock (Singapore) Ltd;
US Fund Mid-Cap Value	BlackRock Mid Cap Value Fund - Investor A Shares*	1.00%	9.11%	9.59%	8.59%
	Adviser: BlackRock Advisors, LLC
	Subadviser: N/A
US Insurance Large Blend	BlackRock S&P 500 Index V.I. Fund - Class III Shares	0.39%	24.52%	14.10%	12.61%
	Adviser: BlackRock Advisors, LLC
	Subadviser: N/A
US Fund Intermediate Core Bond	BNY Mellon Bond Market Index Fund - Investor Class*	0.40%	1.02%	-0.71%	0.91%
	Adviser: BNY Mellon Investment Adviser, Inc
	Subadviser: N/A
US Fund Mid-Cap Blend	BNY Mellon Midcap Index Fund, Inc. - Investor Shares (Closed to Contracts issued on or about 6/1/2014)	0.51%	13.42%	9.80%	9.16%
	Adviser: BNY Mellon Investment Adviser, Inc
	Subadviser: N/A
US Fund Large Blend	BNY Mellon S&P 500 Index Fund*	0.50%	24.40%	13.95%	12.54%
	Adviser: BNY Mellon Investment Adviser, Inc
	Subadviser: N/A
US Fund Small Blend	BNY Mellon Smallcap Stock Index Fund - Investor Shares	0.51%	8.26%	7.88%	8.45%
	Adviser: BNY Mellon Investment Adviser, Inc
	Subadviser: N/A
US Fund Global Large-Stock Growth	Calamos Global Equity Fund - Class A*	1.40%	30.16%	14.43%	11.57%
	Adviser: Calamos Advisors LLC
	Subadviser: N/A
APP A-8

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Foreign Large Growth	Calamos International Growth Fund - Class A*	1.20%	12.19%	6.66%	6.58%
	Adviser: Calamos Advisors LLC
	Subadviser: N/A
US Fund Intermediate Core-Plus Bond	Calvert Bond Fund - Class A* (Closed to Contracts issued on or about 8/1/2012)	0.73%	2.81%	0.75%	1.96%
	Adviser: Calvert Research and Management
	Subadviser: N/A
US Fund Large Growth	Calvert Equity Fund - Class A	0.90%	8.39%	11.04%	12.44%
	Adviser: Calvert Research and Management
	Subadviser: Atlanta Capital Management Company,LLC
US Fund Corporate Bond	Calvert Income Fund - Class A (Closed to Contracts issued on or about 8/1/2011)	0.95%	4.53%	1.07%	2.66%
	Adviser: Calvert Research and Management
	Subadviser: N/A
US Fund Large Blend	ClearBridge Appreciation Fund - Class A	0.91%	22.45%	12.58%	11.75%
	Adviser: Franklin Templeton Fund Adviser, LLC
	Subadviser: ClearBridge Investments, LLC
US Fund Mid-Cap Blend	ClearBridge Mid Cap Fund - Class A	1.16%	9.85%	6.82%	7.23%
	Adviser: Franklin Templeton Fund Adviser, LLC
	Subadviser: ClearBridge Investments, LLC
US Fund Small Growth	ClearBridge Small Cap Growth Fund - Class A	1.19%	4.09%	5.26%	7.80%
	Adviser: Franklin Templeton Fund Adviser, LLC
	Subadviser: ClearBridge Investments, LLC
US Fund Small Growth	ClearBridge Small Cap Growth Fund - Class FI (Closed to Contracts issued on or about 4/30/2012)	1.20%	4.10%	5.22%	7.80%
	Adviser: Franklin Templeton Fund Adviser, LLC
	Subadviser: ClearBridge Investments, LLC
APP A-9

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Mid-Cap Growth	Columbia Acorn® Fund - Class A*	1.07%	14.15%	5.18%	7.59%
	Adviser: Columbia Wanger Asset Management LLC
	Subadviser: N/A
US Fund Large Blend	Columbia Contrarian Core Fund - Class A	0.99%	23.05%	14.77%	12.48%
	Adviser: Columbia Mgmt Investment Advisers, LLC
	Subadviser: N/A
US Fund Large Growth	Columbia Large Cap Growth Fund - Class A	0.98%	31.52%	17.18%	14.95%
	Adviser: Columbia Management Investment Advisers
	Subadviser: N/A
US Fund Large Growth	Columbia Large Cap Growth Opportunity Fund - Class A*	1.05%	24.46%	13.95%	12.72%
	Adviser: Columbia Mgmt Investment Advisers, LLC
	Subadviser: N/A
US Fund Large Value	Columbia Large Cap Value Fund - Institutional Class* (Closed to Contracts issued on or about 12/31/2010)(Effective 11/22/24, Advisor Shares of this fund converted to Institutional Shares of this fund)	0.72%	15.78%	9.61%	9.21%
	Adviser: Columbia Mgmt Investment Advisers, LLC
	Subadviser: N/A
US Fund Mid-Cap Value	Columbia Select Mid Cap Value Fund - Class A	1.15%	12.86%	9.62%	8.22%
	Adviser: Columbia Mgmt Investment Advisers, LLC
	Subadviser: N/A
APP A-10

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Mid-Cap Value	Columbia Select Mid Cap Value Fund - Institutional Class (Effective 7/20/2020, the underlying Fund is not available as a new Sub-Account for existing Contracts)(Effective 11/22/24, Advisor Shares of this fund converted to Institutional Shares of this fund)	0.90%	13.16%	9.92%	8.49%
	Adviser: Columbia Mgmt Investment Advisers, LLC
	Subadviser: N/A
US Fund Technology	Columbia Seligman Global Technology Fund - Class A* (Closed to Contracts issued on or about 5/3/2010)	1.25%	26.33%	20.48%	19.96%
	Adviser: Columbia Mgmt Investment Advisers, LLC
	Subadviser: N/A
US Fund Technology	Columbia Seligman Technology and Information Fund - Class A	1.18%	26.79%	20.31%	19.70%
	Adviser: Columbia Mgmt Investment Advisers, LLC
	Subadviser: N/A
US Fund Small Value	Columbia Small Cap Value Fund I - Class A*	1.20%	8.64%	10.79%	8.80%
	Adviser: Columbia Management Investment Advisers
	Subadviser: N/A
US Fund Large Value	Davis New York Venture Fund - Class A	0.92%	17.51%	9.58%	9.77%
	Adviser: Davis Selected Advisers LP
	Subadviser: Davis Selected Advisers (New York) Inc
US Fund Large Growth	Domini Impact Equity Fund® - Investor Shares (Closed to Contracts issued on or about 6/1/2014)	0.98%	21.87%	13.00%	10.14%
	Adviser: Domini Impact Investments LLC
	Subadviser: SSGA Funds Management Inc
APP A-11

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Growth	DWS Capital Growth Fund - Class A	0.90%	26.04%	15.18%	14.35%
	Adviser: DWS Investment Management Americas, Inc.
	Subadviser: N/A
US Fund Emerging Markets Bond	DWS Emerging Markets Fixed Income Fund - Class A* (Closed to Contracts issued on or about 5/3/2010)	1.16%	10.60%	0.28%	1.83%
	Adviser: DWS Investment Management Americas, Inc.
	Subadviser: DWS International GmbH
US Fund Foreign Large Growth	DWS International Growth Fund - Class A*	1.12%	9.07%	3.20%	4.57%
	Adviser: DWS Investment Management Americas, Inc.
	Subadviser: N/A
US Fund Mid-Cap Blend	Eaton Vance Atlanta Capital SMID-Cap Fund - Class A	1.12%	13.33%	9.66%	11.74%
	Adviser: Boston Management and Research
	Subadviser: Atlanta Capital Management Company,LLC
US Fund Moderate Allocation	Eaton Vance Balanced Fund - Class A	0.98%	19.46%	8.79%	8.29%
	Adviser: Eaton Vance Management
	Subadviser: N/A
US Fund Large Value	Eaton Vance Dividend Builder Fund - Class A (Closed to Contracts issued on or about 6/13/2008)	1.01%	14.51%	9.93%	10.28%
	Adviser: Boston Management and Research
	Subadviser: N/A
US Fund High Yield Bond	Eaton Vance Income Fund of Boston - Class A	0.98%	7.08%	3.98%	4.58%
	Adviser: Boston Management and Research
	Subadviser: Eaton Vance Advisers International Ltd.
US Fund Large Value	Eaton Vance Large-Cap Value Fund - Class A	1.03%	11.49%	8.26%	8.39%
	Adviser: Boston Management and Research
	Subadviser: N/A
APP A-12

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Health	Eaton Vance Worldwide Health Sciences Fund - Class A*	1.17%	3.52%	6.45%	6.94%
	Adviser: Eaton Vance Management
	Subadviser: Eaton Vance Advisers International Ltd.
US Fund Foreign Large Blend	Empower International Index Fund - Investor Class	0.61%	2.92%	4.19%	4.76%
	Adviser: Empower Capital Management, LLC
	Subadviser: Irish Life Inv Managers Ltd
US Fund Moderately Aggressive Allocation	Empower Moderately Aggressive Profile Fund - Investor Class*	1.01%	9.34%	6.63%	6.74%
	Adviser: Empower Capital Management, LLC
	Subadviser: N/A
US Fund Mid-Cap Blend	Empower S&P Mid Cap 400® Index Fund - Investor Class	0.55%	13.27%	9.72%	9.06%
	Adviser: Empower Capital Management, LLC
	Subadviser: Irish Life Inv Managers Ltd
US Fund Small Blend	Empower S&P SmallCap 600® Index Fund - Investor Class*	0.56%	7.94%	7.77%	8.38%
	Adviser: Empower Capital Management, LLC
	Subadviser: Irish Life Inv Managers Ltd
US Fund Small Value	Federated Hermes Clover Small Value Fund - Class A*	1.14%	9.65%	9.43%	6.93%
	Adviser: Federated Equity Mgmt Co. Of Penn
	Subadviser: N/A
US Fund Large Value	Federated Hermes Equity Income Fund, Inc. - Class A*	1.12%	12.86%	7.82%	6.49%
	Adviser: Federated Equity Mgmt Co. Of Penn
	Subadviser: N/A
US Fund Mid-Cap Growth	Federated Hermes Kaufmann Fund - Class R* (Closed to Contracts issued on or about 8/1/2013)	1.96%	16.41%	4.17%	8.96%
	Adviser: Federated Global Investment Management Corp
	Subadviser: N/A
APP A-13

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Blend	Fidelity Advisor® Leveraged Company Stock Fund - Class M (Closed to Contracts issued on or about 8/1/2012)	1.24%	26.08%	13.85%	9.91%
	Adviser: Fidelity Management & Research Company LLC
	Subadviser: FMR Investment Management (U.K.) Limited;Fidelity Management & Research (Japan) Limited;Fidelity Management & Research (HK) Ltd;
US Fund Real Estate	Fidelity Advisor® Real Estate Fund - Class M	1.28%	5.85%	1.51%	3.23%
	Adviser: Fidelity Management & Research Company LLC
	Subadviser: FMR Investment Management (U.K.) Limited;Fidelity Management & Research (Japan) Limited;Fidelity Management & Research (HK) Ltd;
US Fund Moderately Conservative Allocation	Franklin Conservative Allocation Fund - Class A	0.84%	8.06%	3.83%	4.06%
	Adviser: Franklin Advisers, Inc.
	Subadviser: N/A
US Fund Intermediate Core-Plus Bond	Franklin Core Plus Bond Fund - Class A* (Effective 12/11/24, Franklin Strategic Income Fund was renamed Franklin Core Plus Bond Fund)	0.85%	3.28%	1.10%	1.93%
	Adviser: Franklin Advisers, Inc.
	Subadviser: N/A
US Fund Moderately Aggressive Allocation	Franklin Growth Allocation Fund - Class A	0.85%	15.14%	8.39%	7.76%
	Adviser: Franklin Advisers, Inc.
	Subadviser: N/A
US Fund Large Growth	Franklin Growth Fund - Class A	0.79%	17.85%	12.39%	12.37%
	Adviser: Franklin Advisers, Inc.
	Subadviser: N/A
US Fund High Yield Bond	Franklin High Income Fund - Class A1*	0.74%	7.80%	4.52%	4.61%
	Adviser: Franklin Advisers, Inc.
	Subadviser: N/A
APP A-14

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Moderate Allocation	Franklin Income Fund - Class A1*	0.61%	7.12%	6.04%	5.50%
	Adviser: Franklin Advisers, Inc.
	Subadviser: N/A
US Fund Moderate Allocation	Franklin Moderate Allocation Fund - Class A	0.84%	11.80%	6.25%	6.00%
	Adviser: Franklin Advisers, Inc.
	Subadviser: N/A
US Fund Global Large-Stock Value	Franklin Mutual Beacon Fund - Class A (Closed to Contracts issued on or about 8/1/2012)	1.02%	7.52%	5.68%	6.64%
	Adviser: Franklin Mutual Advisers, LLC
	Subadviser: N/A
US Fund Global Large-Stock Value	Franklin Mutual Global Discovery Fund - Class A	1.21%	4.57%	6.36%	6.00%
	Adviser: Franklin Mutual Advisers, LLC
	Subadviser: N/A
US Fund Aggressive Allocation	Franklin Mutual Shares Fund - Class A	1.00%	11.23%	5.87%	5.94%
	Adviser: Franklin Mutual Advisers, LLC
	Subadviser: N/A
US Fund Small Value	Franklin Small Cap Value Fund - Class A* (Closed to Contracts issued on or about 5/27/2021)	0.97%	11.31%	8.33%	8.05%
	Adviser: Franklin Mutual Advisers, LLC
	Subadviser: N/A
US Fund Intermediate Core-Plus Bond	Franklin Total Return Fund - Class A*	0.85%	2.00%	-0.51%	0.90%
	Adviser: Franklin Advisers, Inc.
	Subadviser: Franklin Templeton Institutional, LLC
US Fund Large Growth	Frost Growth Equity Fund - Investor Class	0.91%	29.56%	16.21%	14.94%
	Adviser: Frost Investment Advisors, LLC
	Subadviser: N/A
US Fund Multistrategy	Goldman Sachs Absolute Return Tracker - Class A*	1.10%	6.63%	3.80%	3.49%
	Adviser: Goldman Sachs Asset Management, L.P.
	Subadviser: N/A
APP A-15

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Intermediate Government	Goldman Sachs Government Income Fund - Class A*	0.82%	0.45%	-1.09%	0.35%
	Adviser: Goldman Sachs Asset Management, L.P.
	Subadviser: N/A
US Fund High Yield Bond	Goldman Sachs High Yield Fund - Class A*	0.99%	6.54%	2.63%	3.66%
	Adviser: Goldman Sachs Asset Management, L.P.
	Subadviser: N/A
US Fund Large Value	Goldman Sachs Large Cap Value Fund - Class A*	1.00%	16.83%	9.61%	7.70%
	Adviser: Goldman Sachs Asset Management, L.P.
	Subadviser: N/A
US Fund Mid-Cap Growth	Goldman Sachs Mid Cap Growth Fund - Class A*	1.16%	20.15%	10.95%	9.98%
	Adviser: Goldman Sachs Asset Management, L.P.
	Subadviser: N/A
US Fund Mid-Cap Blend	Goldman Sachs Mid Cap Value Fund - Class A*	1.19%	11.82%	9.50%	7.63%
	Adviser: Goldman Sachs Asset Management, L.P.
	Subadviser: N/A
US Fund Small Value	Goldman Sachs Small Cap Value Fund - Class A*	1.25%	7.43%	5.41%	5.99%
	Adviser: Goldman Sachs Asset Management, L.P.
	Subadviser: N/A
US Fund Mid-Cap Growth	Goldman Sachs Small/Mid Cap Growth Fund - Class A* (Closed to Contracts issued on or about 5/3/2010)	1.24%	12.14%	8.40%	9.35%
	Adviser: Goldman Sachs Asset Management, L.P.
	Subadviser: N/A
US Fund Moderately Conservative Allocation	Hartford Balanced Income Fund - Class R4 (Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.96%	6.12%	4.12%	5.48%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
APP A-16

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Blend	Hartford Capital Appreciation Fund - Class R4 (Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts)	1.10%	20.57%	10.33%	10.00%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company
US Fund Moderate Allocation	Hartford Checks and Balances Fund - Class R4 (Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.99%	11.35%	6.99%	7.31%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: N/A
US Fund Moderately Conservative Allocation	Hartford Conservative Allocation Fund - Class R4 (Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts)	1.05%	8.16%	3.25%	3.60%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: N/A
US Fund Large Value	Hartford Dividend and Growth Fund - Class R4 (Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts)	1.03%	12.09%	10.31%	10.08%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company
US Fund Large Value	Hartford Equity Income Fund - Class R4 (Closed to Contracts issued on or about 6/11/2010. Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts )	1.06%	9.70%	8.70%	8.92%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company
APP A-17

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Global Small/Mid Stock	Hartford Global Impact Fund - Class R4* (Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts)	1.11%	8.57%	6.54%	8.80%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Moderately Aggressive Allocation	Hartford Growth Allocation Fund - Class R4 (Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts)	1.09%	15.23%	7.31%	6.79%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: N/A
US Fund Large Growth	Hartford Growth Opportunities Fund - Class R4 (Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts)	1.13%	41.84%	16.80%	14.90%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company
US Fund Health	Hartford Healthcare Fund - Class R4 (Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts)	1.31%	-0.04%	4.27%	7.15%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company
US Fund High Yield Bond	Hartford High Yield Fund - Class R4* (Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.97%	6.19%	3.45%	4.28%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company
APP A-18

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Inflation-Protected Bond	Hartford Inflation Plus Fund - Class R4 (Closed to Contracts issued on or about 6/11/2010. Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.90%	1.89%	2.13%	1.99%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company
US Fund Foreign Large Blend	Hartford International Equity Fund - Class R4 (Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.96%	4.37%	3.64%	4.73%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Foreign Large Blend	Hartford International Opportunities Fund - Class R4 (Closed to Contracts issued on or about 6/11/2010. Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts)	1.10%	8.09%	4.91%	5.06%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Mid-Cap Growth	Hartford Midcap Fund - Class R4 (Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts)	1.17%	5.83%	4.54%	7.87%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company
APP A-19

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Mid-Cap Value	Hartford MidCap Value Fund - Class R4 (Closed to Contracts issued on or about 6/11/2010. Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts)	1.18%	10.85%	8.61%	7.69%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company
US Fund Moderate Allocation	Hartford Moderate Allocation Fund - Class R4 (Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts)	1.07%	11.89%	5.41%	5.35%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: N/A
US Fund Small Growth	Hartford Small Company Fund - Class R4 (Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts)	1.29%	11.34%	6.63%	7.75%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company
US Fund Intermediate Core-Plus Bond	Hartford Total Return Bond Fund - Class R4 (Closed to Contracts issued on or about 8/1/2012)	0.74%	2.01%	0.04%	1.58%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company
US Fund Large Growth	Invesco American Franchise Fund - Class A (Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.96%	34.73%	15.76%	14.02%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
APP A-20

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Commodities Broad Basket	Invesco Balanced-Risk Commodity Strategy Fund - Class A*	1.40%	5.48%	7.07%	2.25%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Large Value	Invesco Comstock Fund - Class A	0.81%	15.03%	11.48%	9.47%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Diversified Emerging Mkts	Invesco Developing Markets Fund - Class A (Closed to Contracts issued on or about 4/13/2013)	1.28%	-1.39%	-2.31%	1.84%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Mid-Cap Growth	Invesco Discovery Mid Cap Growth Fund - Class A	1.05%	24.12%	9.98%	11.21%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Large Value	Invesco Dividend Income Fund - Class A	0.93%	11.37%	7.49%	7.46%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Moderate Allocation	Invesco Equity and Income Fund - Class A*	0.77%	11.81%	8.05%	7.11%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Diversified Emerging Mkts	Invesco EQV Emerging Markets All Cap Fund - Class A	1.39%	-0.66%	-0.62%	2.65%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Foreign Large Growth	Invesco EQV International Equity Fund - Class A	1.27%	0.31%	2.82%	3.95%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Global Large-Stock Growth	Invesco Global Fund - Class A	1.05%	16.28%	9.26%	9.64%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
APP A-21

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Global Small/Mid Stock	Invesco Global Opportunities Fund - Class A	1.14%	-7.47%	-2.40%	5.96%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Global Bond	Invesco Global Strategic Income Fund - Class A	1.05%	3.28%	-0.18%	1.43%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Equity Precious Metals	Invesco Gold & Special Minerals Fund - Class A	1.10%	13.06%	5.74%	8.45%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Large Value	Invesco Growth and Income Fund - Class A	0.78%	16.22%	10.13%	8.81%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Global Bond	Invesco International Bond Fund - Class A*	1.04%	1.93%	-1.38%	0.85%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Foreign Large Growth	Invesco International Diversified Fund - Class A	1.29%	-2.53%	1.02%	4.15%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Large Blend	Invesco Main Street All Cap Fund® - Class A	1.03%	27.39%	14.32%	11.32%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Mid-Cap Blend	Invesco Main Street Mid Cap Fund® - Class A	1.06%	17.07%	9.04%	7.99%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Foreign Large Growth	Invesco Oppenheimer International Growth Fund - Class A	1.10%	-1.74%	3.06%	4.38%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
APP A-22

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Real Estate	Invesco Real Estate Fund - Class A	1.25%	1.74%	0.92%	3.94%
	Adviser: Invesco Advisers, Inc.
	Subadviser: Invesco Asset Management Ltd
US Fund Large Blend	Invesco Rising Dividends Fund - Class A	0.98%	19.45%	11.99%	9.97%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Small Blend	Invesco Small Cap Equity Fund - Class A	1.26%	17.79%	10.63%	7.82%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Small Growth	Invesco Small Cap Growth Fund - Class A	1.17%	16.19%	7.27%	8.17%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Small Value	Invesco Small Cap Value Fund - Class A	1.12%	24.53%	19.29%	11.76%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Mid-Cap Value	Invesco Value Opportunities Fund - Class A	1.07%	30.10%	16.77%	10.86%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Moderate Allocation	Janus Henderson Balanced Fund - Class S	1.07%	14.92%	7.87%	8.22%
	Adviser: Janus Henderson Investors US LLC
	Subadviser: N/A
US Fund Mid-Cap Growth	Janus Henderson Enterprise Fund - Class S	1.16%	14.81%	9.60%	11.79%
	Adviser: Janus Henderson Investors US LLC
	Subadviser: N/A
US Fund Large Growth	Janus Henderson Forty Fund - Class S	1.01%	27.73%	14.87%	15.01%
	Adviser: Janus Henderson Investors US LLC
	Subadviser: N/A
APP A-23

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Mid-Cap Value	Janus Henderson Mid Cap Value Fund - Class S	1.14%	12.86%	6.75%	7.22%
	Adviser: Janus Henderson Investors US LLC
	Subadviser: N/A
US Fund Foreign Large Blend	Janus Henderson Overseas Fund - Class S	1.30%	5.52%	6.81%	5.12%
	Adviser: Janus Henderson Investors US LLC
	Subadviser: N/A
US Fund Intermediate Core Bond	JPMorgan Core Bond Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.75%	1.82%	-0.03%	1.37%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Large Growth	JPMorgan Large Cap Growth Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.94%	33.52%	19.67%	17.30%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Small Blend	JPMorgan Small Cap Equity Fund - Class A (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	1.25%	9.75%	6.98%	8.42%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Small Growth	JPMorgan Small Cap Growth Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	1.24%	12.45%	5.29%	9.65%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
APP A-24

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Small Value	JPMorgan Small Cap Value Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	1.19%	8.72%	8.18%	6.40%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Target-Date 2020	JPMorgan SmartRetirement® 2020 Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)(Effective on or about 4/25/25, this fund will merge into the JP Morgan SmartRetirement® Income Fund)	0.75%	7.76%	3.70%	4.51%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Target-Date 2025	JPMorgan SmartRetirement® 2025 Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.79%	8.25%	4.44%	5.20%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Target-Date 2030	JPMorgan SmartRetirement® 2030 Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.79%	9.66%	5.41%	5.97%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
APP A-25

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Target-Date 2035	JPMorgan SmartRetirement® 2035 Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.84%	11.58%	6.88%	6.87%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Target-Date 2040	JPMorgan SmartRetirement® 2040 Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.84%	12.80%	7.72%	7.49%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Target-Date 2045	JPMorgan SmartRetirement® 2045 Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.84%	13.70%	8.38%	7.87%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Target-Date 2050	JPMorgan SmartRetirement® 2050 Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.85%	14.23%	8.50%	7.93%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Target-Date 2055	JPMorgan SmartRetirement® 2055 Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.85%	14.20%	8.50%	7.94%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
APP A-26

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Target-Date 2060	JPMorgan SmartRetirement® 2060 Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.85%	14.23%	8.49%	9.24%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Target-Date 2065+	JPMorgan SmartRetirement® 2065 Fund - Class A*	0.86%	14.14%	13.69%	13.69%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Target-Date Retirement	JPMorgan SmartRetirement® Income Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.69%	7.83%	3.70%	4.12%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Large Blend	JPMorgan U.S. Equity Fund - Class A* (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.94%	23.64%	15.39%	12.99%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Money Market-Taxable	JPMorgan U.S. Government Money Market Fund - Reserve Class	0.68%	4.63%	2.07%	1.33%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Large Blend	LKCM Aquinas Catholic Equity Fund*	1.01%	13.37%	10.51%	9.80%
	Adviser: Luther King Capital Management Corporation
	Subadviser: N/A
US Fund Multisector Bond	Loomis Sayles Bond Fund - Class ADM*	1.15%	6.24%	0.76%	1.79%
	Adviser: Loomis, Sayles & Company LP
	Subadviser: N/A
APP A-27

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Value	Lord Abbett Affiliated Fund, Inc. - Class A (Closed to Contracts issued on or about 8/1/2012)	0.69%	17.30%	7.89%	8.26%
	Adviser: Lord, Abbett & Co LLC
	Subadviser: N/A
US Fund Small Growth	Lord Abbett Developing Growth Fund - Class A (Closed to Contracts issued on or about 1/15/2012)	0.94%	21.89%	7.26%	8.53%
	Adviser: Lord, Abbett & Co LLC
	Subadviser: N/A
US Fund Large Blend	Lord Abbett Dividend Growth Fund - Class A	0.90%	22.33%	12.30%	11.17%
	Adviser: Lord, Abbett & Co LLC
	Subadviser: N/A
US Fund Large Value	Lord Abbett Fundamental Equity Fund - Class A	0.95%	20.59%	10.34%	8.81%
	Adviser: Lord, Abbett & Co LLC
	Subadviser: N/A
US Fund Mid-Cap Growth	Lord Abbett Growth Opportunities Fund - Class A*	0.96%	30.74%	7.83%	9.40%
	Adviser: Lord, Abbett & Co LLC
	Subadviser: N/A
US Fund Foreign Large Blend	Lord Abbett International Equity Fund - Class A	0.97%	9.28%	5.38%	4.42%
	Adviser: Lord, Abbett & Co LLC
	Subadviser: N/A
US Fund Intermediate Core-Plus Bond	Lord Abbett Total Return Fund - Class A	0.65%	2.56%	0.09%	1.47%
	Adviser: Lord, Abbett & Co LLC
	Subadviser: N/A
US Fund Mid-Cap Blend	Lord Abbett Value Opportunities Fund - Class A	1.19%	13.62%	8.69%	7.42%
	Adviser: Lord, Abbett & Co LLC
	Subadviser: N/A
APP A-28

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Global Allocation	Macquarie Asset Strategy Fund - Class Y (Effective 12/31/24, Delaware Asset Strategy Fund was renamed Macquarie Asset Strategy Fund)	1.06%	13.96%	8.05%	5.69%
	Adviser: Delaware Management Company
	Subadviser: Macquarie Investment Management Global Limited;Macquarie Investment Management Austria Kapitalanlage AG;Macquarie Investment Management Europe Limited;
US Fund Intermediate Core-Plus Bond	Macquarie Diversified Income Fund - Class A* (Effective 12/31/24, Delaware Diversified Income Fund was renamed Macquarie Diversified Income Fund)	0.67%	1.89%	0.37%	1.74%
	Adviser: Delaware Management Company
	Subadviser: Macquarie Investment Management Global Limited;Macquarie Investment Management Austria Kapitalanlage AG;Macquarie Investment Management Europe Limited;
US Fund Long-Term Bond	Macquarie Extended Duration Bond Fund - Class A* (Effective 12/31/24, Delaware Extended Duration Bond Fund was renamed Macquarie Extended Duration Bond Fund)	0.81%	-1.55%	-2.18%	1.46%
	Adviser: Delaware Management Company
	Subadviser: Macquarie Investment Management Global Limited;Macquarie Investment Management Austria Kapitalanlage AG;Macquarie Investment Management Europe Limited;
APP A-29

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Growth	Macquarie Large Cap Growth Fund - Class Y* (Effective 12/31/24, Delaware Large Cap Growth Fund was renamed Macquarie Large Cap Growth Fund)	0.89%	23.95%	16.23%	15.24%
	Adviser: Delaware Management Company
	Subadviser: Macquarie Investment Management Global Limited
US Fund Natural Resources	Macquarie Natural Resources Fund - Class Y* (Effective 12/31/24, Delaware Natural Resources Fund was renamed Macquarie Natural Resources Fund)	1.36%	-0.47%	5.72%	0.99%
	Adviser: Delaware Management Company
	Subadviser: Macquarie Investment Management Global Limited
US Fund Technology	Macquarie Science & Technology Fund - Class Y (Effective 12/31/24, Delaware Science & Technology Fund was renamed Macquarie Science & Technology Fund)	1.16%	31.35%	14.42%	13.85%
	Adviser: Delaware Management Company
	Subadviser: Macquarie Investment Management Global Limited
US Fund Small Growth	Macquarie Small Cap Growth Fund - Class Y* (Effective 12/31/24, Delaware Small Cap Growth Fund was renamed Macquarie Small Cap Growth Fund)	1.13%	14.25%	6.17%	8.23%
	Adviser: Delaware Management Company
	Subadviser: Macquarie Investment Management Global Limited
US Fund Large Blend	Massachusetts Investors Trust - Class R3	0.71%	19.64%	11.54%	11.25%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
APP A-30

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Growth	MassMutual Blue Chip Growth Fund - Class R4	1.10%	34.62%	15.65%	15.11%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Loomis, Sayles & Company LP;T. Rowe Price Associates, Inc.;
US Fund Intermediate Core Bond	MassMutual Core Bond Fund - Class R4*	0.79%	3.39%	0.08%	1.37%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Barings LLC;Baring International Investment Ltd;
US Fund Large Growth	MassMutual Disciplined Growth Fund - Class R4	1.04%	36.15%	16.51%	14.45%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Wellington Management Company LLP
US Fund Large Value	MassMutual Diversified Value Fund - Class R4	1.09%	16.80%	9.47%	8.85%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Brandywine Global Investment Mgmt, LLC
US Fund Large Blend	MassMutual Equity Opportunities Fund - Class R4	1.21%	9.30%	8.94%	9.64%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Wellington Management Company LLP;T. Rowe Price Associates, Inc.;
US Fund Global Large-Stock Growth	MassMutual Global Fund - Class R4	1.38%	15.36%	8.82%	9.20%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Invesco Advisers, Inc.
US Fund Foreign Large Blend	MassMutual International Equity Fund - Class R4*	1.53%	-2.55%	3.42%	4.31%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Thompson, Siegel & Walmsley LLC;Wellington Management Company LLP;
APP A-31

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Mid-Cap Growth	MassMutual Mid Cap Growth Fund - Class R4*	1.11%	10.96%	7.50%	9.69%
	Adviser: MML Investment Advisers, LLC
	Subadviser: T. Rowe Price Associates, Inc.;Frontier Capital Management Company, LLC;T. Rowe Price Investment Management,Inc.;
US Fund Foreign Large Blend	MassMutual Overseas Fund - Class R4*	1.24%	0.13%	4.20%	4.99%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Harris Associates L.P.;Massachusetts Financial Services Company;
US Fund Target-Date 2000-2010	MassMutual Select T. Rowe Price Retirement 2005 Fund - Class M3*	0.99%	7.68%	4.12%	4.51%
	Adviser: MML Investment Advisers, LLC
	Subadviser: T. Rowe Price Associates, Inc.
US Fund Target-Date 2000-2010	MassMutual Select T. Rowe Price Retirement 2010 Fund - Class M3*	0.99%	7.98%	4.45%	4.82%
	Adviser: MML Investment Advisers, LLC
	Subadviser: T. Rowe Price Associates, Inc.
US Fund Target-Date 2015	MassMutual Select T. Rowe Price Retirement 2015 Fund - Class M3*	1.00%	8.23%	4.81%	5.11%
	Adviser: MML Investment Advisers, LLC
	Subadviser: T. Rowe Price Associates, Inc.
US Fund Target-Date 2020	MassMutual Select T. Rowe Price Retirement 2020 Fund - Class M3*	1.03%	8.62%	5.15%	5.45%
	Adviser: MML Investment Advisers, LLC
	Subadviser: T. Rowe Price Associates, Inc.
APP A-32

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Target-Date 2025	MassMutual Select T. Rowe Price Retirement 2025 Fund - Class M3*	1.04%	9.17%	5.72%	5.92%
	Adviser: MML Investment Advisers, LLC
	Subadviser: T. Rowe Price Associates, Inc.
US Fund Target-Date 2030	MassMutual Select T. Rowe Price Retirement 2030 Fund - Class M3*	1.07%	10.21%	6.44%	6.50%
	Adviser: MML Investment Advisers, LLC
	Subadviser: T. Rowe Price Associates, Inc.
US Fund Target-Date 2035	MassMutual Select T. Rowe Price Retirement 2035 Fund - Class M3*	1.09%	11.28%	7.22%	7.08%
	Adviser: MML Investment Advisers, LLC
	Subadviser: T. Rowe Price Associates, Inc.
US Fund Target-Date 2040	MassMutual Select T. Rowe Price Retirement 2040 Fund - Class M3*	1.10%	12.55%	7.94%	7.63%
	Adviser: MML Investment Advisers, LLC
	Subadviser: T. Rowe Price Associates, Inc.
US Fund Target-Date 2045	MassMutual Select T. Rowe Price Retirement 2045 Fund - Class M3*	1.12%	13.30%	8.42%	8.01%
	Adviser: MML Investment Advisers, LLC
	Subadviser: T. Rowe Price Associates, Inc.
US Fund Target-Date 2050	MassMutual Select T. Rowe Price Retirement 2050 Fund - Class M3*	1.13%	13.53%	8.52%	8.08%
	Adviser: MML Investment Advisers, LLC
	Subadviser: T. Rowe Price Associates, Inc.
US Fund Target-Date 2055	MassMutual Select T. Rowe Price Retirement 2055 Fund - Class M3*	1.14%	13.65%	8.53%	8.08%
	Adviser: MML Investment Advisers, LLC
	Subadviser: T. Rowe Price Associates, Inc.
APP A-33

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Target-Date 2060	MassMutual Select T. Rowe Price Retirement 2060 Fund - Class M3*	1.14%	13.63%	8.53%	8.08%
	Adviser: MML Investment Advisers, LLC
	Subadviser: T. Rowe Price Associates, Inc.
US Fund Target-Date 2065+	MassMutual Select T. Rowe Price Retirement 2065 Fund - Class M3*	1.14%	13.54%	15.67%	15.67%
	Adviser: MML Investment Advisers, LLC
	Subadviser: T. Rowe Price Associates, Inc.
US Fund Moderately Conservative Allocation	MassMutual Select T. Rowe Price Retirement Balanced Fund - Class M3*	0.99%	7.33%	4.19%	4.56%
	Adviser: MML Investment Advisers, LLC
	Subadviser: T. Rowe Price Associates, Inc.
US Fund Short-Term Bond	MassMutual Short-Duration Bond Fund - Class R4*	0.91%	7.49%	1.31%	1.71%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Barings LLC;Baring International Investment Ltd;
US Fund Small Growth	MassMutual Small Cap Growth Equity Fund - Class R4	1.30%	14.90%	8.78%	9.63%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Wellington Management Company LLP;Invesco Advisers, Inc.;
US Fund Small Blend	MassMutual Small Cap Opportunities Fund - Class R4*	1.10%	12.46%	10.12%	8.63%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Invesco Advisers, Inc.
US Fund Small Value	MassMutual Small Company Value Fund - Class R4*	1.31%	9.30%	7.37%	6.51%
	Adviser: MML Investment Advisers, LLC
	Subadviser: AllianceBernstein L.P.;American Century Investment Management;
APP A-34

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Intermediate Core-Plus Bond	MassMutual Total Return Bond Fund - Class R4*	0.78%	0.29%	-0.71%	0.98%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Metropolitan West Asset Management, LLC.
US Fund Emerging Markets Bond	MFS® Emerging Markets Debt Fund - Class R3*	1.06%	6.88%	0.97%	2.97%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
US Fund Intermediate Government	MFS® Government Securities Fund - Class R3*	0.76%	0.33%	-1.00%	0.39%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
US Fund Large Growth	MFS® Growth Fund - Class R3* (Closed to Contracts issued on or about 8/26/2011)	0.83%	31.34%	14.68%	14.82%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
US Fund Foreign Large Growth	MFS® International Growth Fund - Class R3*	1.09%	8.83%	5.88%	7.59%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
US Fund Foreign Large Blend	MFS® International Intrinsic Value Fund - Class R3*	1.05%	7.19%	5.09%	7.44%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
US Fund Small Growth	MFS® New Discovery Fund - Class R3*	1.28%	6.06%	4.44%	8.71%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
US Fund Foreign Large Blend	MFS® Research International Fund - Class R3*	0.98%	2.83%	3.87%	5.08%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
APP A-35

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Technology	MFS® Technology Fund - Class R3* (Closed to Contracts issued on or about 5/3/2010)	1.13%	36.47%	17.27%	17.59%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
US Fund Intermediate Core-Plus Bond	MFS® Total Return Bond Fund - Class R3*	0.70%	2.20%	0.16%	1.55%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
US Fund Moderate Allocation	MFS® Total Return Fund - Class R3	0.72%	7.60%	6.03%	6.32%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
US Fund Utilities	MFS® Utilities Fund - Class R3*	1.00%	11.35%	5.71%	6.11%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
US Fund Large Value	MFS® Value Fund - Class R3*	0.79%	11.64%	7.95%	8.54%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
US Fund Large Blend	MM S&P 500® Index Fund - Class R4	0.64%	24.15%	13.83%	12.41%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Northern Trust Investments Inc
US Fund Large Blend	Neuberger Berman Sustainable Equity Fund - Class A	1.07%	27.95%	14.06%	11.41%
	Adviser: Neuberger Berman Investment Advisers LLC
	Subadviser: N/A
US Fund Small Blend	North Square Spectrum Alpha Fund - Class A*	2.24%	15.06%	8.42%	7.09%
	Adviser: North Square Investments, LLC
	Subadviser: NSI Retail Advisors, LLC
APP A-36

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Intermediate Core Bond	Nuveen Bond Index Fund - Retirement Class (formerly TIAA-CREF Bond Index Fund)	0.32%	1.07%	-0.63%	0.98%
	Adviser: Teachers Advisors LLC
	Subadviser: N/A
US Fund Large Blend	Nuveen Dividend Growth Fund - Class A	0.92%	17.25%	11.02%	10.62%
	Adviser: Nuveen Fund Advisors, LLC.
	Subadviser: Nuveen Asset Management, LLC
US Fund Large Blend	Nuveen Equity Index Fund - Retirement Class (formerly TIAA-CREF Equity Index Fund)	0.30%	23.42%	13.55%	12.23%
	Adviser: Teachers Advisors LLC
	Subadviser: N/A
US Fund Foreign Large Value	Nuveen International Value Fund - Class A*	1.15%	4.33%	5.79%	4.88%
	Adviser: Nuveen Fund Advisors, LLC.
	Subadviser: Nuveen Asset Management, LLC
US Fund Large Growth	Nuveen Large-Cap Growth Index Fund - Retirement Class (formerly TIAA-CREF Large-Cap Growth Index Fund)	0.30%	32.95%	18.61%	16.41%
	Adviser: Teachers Advisors LLC
	Subadviser: N/A
US Fund Large Value	Nuveen Large-Cap Value Index Fund - Retirement Class (formerly TIAA-CREF Large-Cap Value Index Fund)	0.30%	14.02%	8.40%	8.18%
	Adviser: Teachers Advisors LLC
	Subadviser: N/A
US Fund Small Blend	Nuveen Small Cap Select Fund - Class A*	1.19%	16.65%	10.01%	9.15%
	Adviser: Nuveen Fund Advisors, LLC.
	Subadviser: Nuveen Asset Management, LLC
APP A-37

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Mid-Cap Growth	Nuveen Small/Mid Cap Growth Opportunities Fund - Class A* (effective 2/28/25, Nuveen Mid Cap Growth Opportunities Fund was renamed Nuveen Small/Mid Cap Growth Opportunities Fund)	1.13%	13.39%	7.62%	8.11%
	Adviser: Nuveen Fund Advisors, LLC.
	Subadviser: Nuveen Asset Management, LLC
US Fund Moderate Allocation	Oakmark Equity and Income Fund - Investor Class	0.85%	8.72%	7.98%	6.88%
	Adviser: Harris Associates L.P.
	Subadviser: N/A
US Fund Large Growth	PGIM Jennison Focused Growth Fund - Class A*	1.05%	31.53%	15.91%	15.34%
	Adviser: PGIM Investments LLC
	Subadviser: Jennison Associates LLC
US Fund Mid-Cap Growth	PGIM Jennison Mid-Cap Growth Fund, Inc. - Class A	1.04%	11.64%	10.04%	9.61%
	Adviser: PGIM Investments LLC
	Subadviser: Jennison Associates LLC
US Fund Natural Resources	PGIM Jennison Natural Resources Fund, Inc. - Class A	1.26%	0.80%	11.67%	3.80%
	Adviser: PGIM Investments LLC
	Subadviser: Jennison Associates LLC
US Fund Inflation-Protected Bond	PIMCO Real Return Fund - Class A	0.90%	2.18%	1.72%	1.89%
	Adviser: Pacific Investment Management Company, LLC
	Subadviser: N/A
US Fund Intermediate Core-Plus Bond	PIMCO Total Return ESG Fund - Admin Class	1.07%	2.05%	-0.56%	1.15%
	Adviser: Pacific Investment Management Company, LLC
	Subadviser: N/A
APP A-38

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Intermediate Core-Plus Bond	PIMCO Total Return Fund - Class A	0.85%	2.26%	-0.11%	1.37%
	Adviser: Pacific Investment Management Company, LLC
	Subadviser: N/A
US Fund Large Value	Pioneer Disciplined Value Fund - Class A	0.86%	12.06%	8.10%	8.00%
	Adviser: Victory Capital Management Inc.
	Subadviser: N/A
US Fund Large Growth	Pioneer Fundamental Growth Fund - Class A	1.01%	17.41%	14.14%	13.29%
	Adviser: Victory Capital Management Inc.
	Subadviser: N/A
US Fund High Yield Bond	Putnam High Yield Fund - Class A	1.03%	7.85%	3.32%	4.17%
	Adviser: Franklin Advisers, Inc.
	Subadviser: Putnam Investment Management, LLC;Franklin Templeton Investment Management;
US Fund Foreign Small/Mid Blend	Putnam International Capital Opportunities Fund - Class A	1.59%	3.04%	4.14%	5.57%
	Adviser: Putnam Investment Management, LLC
	Subadviser: Putnam Advisory Company, LLC;Franklin Advisers, Inc.;Franklin Templeton Investment Management;
US Fund Large Value	Putnam Large Cap Value Fund - Class A	0.88%	19.01%	12.31%	10.75%
	Adviser: Putnam Investment Management, LLC
	Subadviser: Franklin Advisers, Inc.;Franklin Templeton Investment Management;
US Fund Small Value	Royce Small-Cap Total Return Fund - Service Class*	1.53%	9.69%	8.82%	7.99%
	Adviser: Royce & Associates, LP
	Subadviser: N/A
US Fund Small Value	Royce Small-Cap Value Fund - Service Class*	1.49%	3.25%	7.03%	5.68%
	Adviser: Royce & Associates, LP
	Subadviser: N/A
APP A-39

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Value	T. Rowe Price Equity Income Fund - Class R	1.25%	11.27%	7.99%	7.81%
	Adviser: T. Rowe Price Associates, Inc.
	Subadviser: N/A
US Fund Large Growth	T. Rowe Price Growth Stock Fund - Class R	1.16%	28.93%	12.53%	13.09%
	Adviser: T. Rowe Price Associates, Inc.
	Subadviser: N/A
US Fund Foreign Large Value	Templeton Foreign Fund - Class A*	1.10%	-2.48%	3.35%	3.19%
	Adviser: Templeton Global Advisors Limited
	Subadviser: N/A
US Fund Global Bond	Templeton Global Bond Fund - Class A*	0.97%	-11.95%	-5.14%	-2.03%
	Adviser: Franklin Advisers, Inc.
	Subadviser: N/A
US Fund Global Large-Stock Blend	Templeton Growth Fund, Inc. - Class A	1.03%	5.42%	4.59%	3.97%
	Adviser: Templeton Global Advisors Limited
	Subadviser: Templeton Asset Management Ltd.
US Fund Foreign Large Blend	Thornburg International Equity Fund - Class R4*	1.16%	11.27%	7.02%	6.44%
	Adviser: Thornburg Investment Management Inc
	Subadviser: N/A
US Fund Mid-Cap Blend	Thornburg Small/Mid Cap Core Fund - Class R4* (Closed to Contracts issued on or about 8/1/2013)	1.21%	19.61%	6.82%	8.27%
	Adviser: Thornburg Investment Management Inc
	Subadviser: N/A
US Fund Mid-Cap Growth	Thornburg Small/Mid Cap Growth Fund - Class R4* (Closed to Contracts issued on or about 8/1/2011)	1.36%	19.70%	5.00%	7.13%
	Adviser: Thornburg Investment Management Inc
	Subadviser: N/A
APP A-40

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Mid-Cap Blend	Timothy Plan Large/Mid-Cap Value Fund - Class A*	1.29%	11.60%	9.85%	8.72%
	Adviser: Timothy Partners Ltd
	Subadviser: Westwood Management Corp
US Fund Global Allocation	UBS Global Allocation Fund - Class A* (Closed to Contracts issued on or about 5/3/2010)	1.42%	8.21%	3.80%	4.35%
	Adviser: UBS Asset Management (Americas) LLC
	Subadviser: N/A
US Fund Large Blend	Victory Diversified Stock Fund - Class A (Closed to Contracts issued on or about 8/1/2012)	1.07%	26.30%	14.60%	11.00%
	Adviser: Victory Capital Management Inc.
	Subadviser: N/A
US Fund Mid-Cap Growth	Victory Munder Mid-Cap Core Growth Fund - Class A	1.27%	10.85%	8.47%	7.54%
	Adviser: Victory Capital Management Inc.
	Subadviser: N/A
US Fund Large Value	Victory Pioneer Equity Income Fund - Class A (effective 4/2/25, Pioneer Equity Income Fund was renamed Victory Pioneer Equity Fund as a result of a reorganization)	1.00%	11.25%	6.56%	7.99%
	Adviser: Amundi Asset Management US, Inc.
	Subadviser: N/A
US Fund Large Blend	Victory Pioneer Fund - Class A (effective 4/2/25, Pioneer Fund was renamed Victory Pioneer Fund as a result of a reorganization)	0.93%	22.58%	15.01%	13.13%
	Adviser: Amundi Asset Management US, Inc.
	Subadviser: N/A
APP A-41

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Global Large-Stock Value	Victory Pioneer Global Equity Fund - Class A (Closed to Contracts issued on or about 5/3/2010)(effective 4/2/25, Pioneer Global Sustainable Equity Fund was renamed Victory Pioneer Global Equity Fund as a result of a reorganization)	1.15%	11.46%	11.32%	8.74%
	Adviser: Amundi Asset Management US, Inc.
	Subadviser: N/A
US Fund Mid-Cap Value	Victory Pioneer Mid Cap Value Fund - Class A (Closed to Contracts issued on or about 8/1/2011)(effective 4/2/25, Pioneer Mid Cap Value Fund was renamed Victory Pioneer Mid Cap Value Fund as a result of a reorganization)	1.17%	10.47%	9.00%	6.87%
	Adviser: Amundi Asset Management US, Inc.
	Subadviser: N/A
US Fund Multisector Bond	Victory Pioneer Strategic Income Fund - Class A (effective 4/2/25, Pioneer Strategic Income Fund was renamed Victory Pioneer Strategic Income Fund as a result of a reorganization)	1.11%	4.31%	1.45%	2.63%
	Adviser: Amundi Asset Management US, Inc.
	Subadviser: N/A
US Fund Large Blend	Victory Special Value Fund - Class A (Closed to Contracts issued on or about 8/1/2013)	1.37%	27.09%	14.55%	10.71%
	Adviser: Victory Capital Management Inc.
	Subadviser: N/A
US Fund Mid-Cap Value	Victory Sycamore Established Value Fund - Class A	0.90%	9.87%	10.72%	10.42%
	Adviser: Victory Capital Management Inc.
	Subadviser: N/A
US Fund Small Value	Victory Sycamore Small Company Opportunity Fund - Class A	1.26%	5.23%	7.28%	8.96%
	Adviser: Victory Capital Management Inc.
	Subadviser: N/A
APP A-42

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Value	Virtus Ceredex Large-Cap Value Equity Fund - Class A*	1.24%	10.26%	7.00%	7.58%
	Adviser: Virtus Investment Advisers, LLC
	Subadviser: Ceredex Value Advisors LLC
US Fund Mid-Cap Value	Virtus Ceredex Mid-Cap Value Equity Fund - Class A	1.30%	9.76%	5.72%	7.24%
	Adviser: Virtus Investment Advisers, LLC
	Subadviser: Ceredex Value Advisors LLC
US Fund Small Blend	Virtus Ceredex Small-Cap Value Equity Fund - Class A	1.36%	8.67%	7.30%	6.82%
	Adviser: Virtus Investment Advisers, LLC
	Subadviser: Ceredex Value Advisors LLC
US Fund Large Value	Virtus NFJ Dividend Value Fund - Class A	1.02%	4.94%	6.22%	6.38%
	Adviser: Virtus Investment Advisers, LLC
	Subadviser: NFJ Investment Group LLC - Dallas
US Fund Foreign Large Blend	Virtus NFJ International Value Fund - Class A*	1.30%	-2.60%	0.83%	0.55%
	Adviser: Virtus Investment Advisers, LLC
	Subadviser: NFJ Investment Group LLC - Dallas
US Fund Intermediate Core Bond	Virtus Seix Total Return Bond Fund - Class A*	0.70%	0.88%	-0.14%	1.04%
	Adviser: Virtus Investment Advisers, LLC
	Subadviser: Virtus Fixed Income Advisers, LLC
* Denotes Underlying Funds and their investment advisers that have entered into temporary expense reimbursements and /or fee waivers. See the prospectus for the Underlying Fund for further information.
HV-6779
APP A-43

The Statement of Additional Information (“SAI”), which is incorporated by reference into this Prospectus, includes additional information about the Separate Account and the Contract. The SAI is available without charge, upon request. To request copies of the SAI and make other inquiries about your Contracts, call us at 1-844-804-8989. Copies of the SAI and other information are also available on the following website https://plan.empower.com/plancloudws/fundprospectus and by e-mail request to participantservices@empower.com. Reports and other information about the Separate Account and the Contract are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
C000078455

Talcott Resolution Life Insurance Company
Group Variable Annuity Contracts
Separate Account Eleven
State of Iowa Retirement Investors Club 403(b)
Sub-Administered by Empower Annuity Insurance Company of America

Overview
This Prospectus describes information you should know before you purchase or become a Participant under a group variable annuity contract (the “Contract” or “Contracts”). Please read it carefully before you purchase or become a Participant under the Contract. We no longer sell the Contract. However, we continue to administer existing Contracts. The Contract provides for accumulation of Participant Account value and Annuity payments on a fixed and/or variable basis.
Talcott Resolution Life Insurance Company issues the Contracts for use in certain retirement programs adopted according to the Internal Revenue Code.
You or your Employer allocate your plan Contribution to “Sub-Accounts.” Sub-Accounts are subdivisions of the Separate Accounts that we established to keep your Contributions separate from our company assets. The Sub-Accounts purchase shares of underlying mutual funds (“Underlying Funds”) that have investment strategies ranging from conservative to aggressive. You choose the Sub-Accounts that meet your investment goals and risk tolerance. For additional information on the underlying Funds see Appendix A: “Underlying Funds.”
For Contracts issued in connection with Employer-sponsored retirement programs, the Contract Owner decides which Sub-Accounts described in this Prospectus are available to Participants. As a result, if you are a Participant in an Employer-sponsored retirement program, you may not be able to allocate Contributions to all of the Sub-Accounts described in this Prospectus. For additional information describing which Sub-Accounts are available to you, please refer to the materials describing your Employer’s program.
Depending on which Sub-Accounts you select, the underlying Funds may be retail mutual funds that are available to the public, or mutual funds that are only available to insurance company separate accounts. Because your Contributions purchase Sub-Accounts, you do not invest directly in any of the Underlying Funds.
The Contracts may contain a General Account option. The General Account option has certain restrictions. The General Account option and these restrictions are not described in this Prospectus. The General Account option is not required to be registered with the Securities and Exchange Commission (“SEC”).
If you decide to become a Contract Owner or a Participant, you should keep this Prospectus for your records. You can also call Empower at 1-844-804-8989 to get a Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about the Contract, and like this Prospectus, is filed with the SEC.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The SEC doesn’t approve or disapprove these securities or determine if the information in this Prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense.
This Prospectus and the Statement of Additional Information can also be obtained from the SEC’s website (http://www.sec.gov).
This group variable annuity contract IS NOT:
♦A bank or credit union deposit or obligation
♦FDIC or NCUA insured
♦Insured by any federal government agency
♦Guaranteed by any bank or credit union
♦May go down in value
Prospectus Dated: May 1, 2025

Section	Page
2

Appendix A - Underlying Funds	APP A-1
3

Glossary Of Special Terms
The defined terms set out in this prospectus also appear in and apply to the related Statement of Additional Information (“SAI”).
Accumulation Period: The period before the start of Annuity payouts.
Accumulation Units: If you allocate your Contributions to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of Participant Accounts invested in the Sub-Accounts prior to Annuitization.
Annual Maintenance Fee: An annual charge for establishing and maintaining a Participant’s Account under a Contract.
Annuitant: The person on whose life Annuity payouts are based.
Annuitant’s Account: An account established at the beginning of the Annuity Period for making Annuity payouts under the Contracts.
Annuity: A series of payments for life or another designated period.
Annuity Commencement Date: The date we start to make Annuity payouts to you.
Annuity Period: The period during which we make Annuity payouts to you.
Annuity Unit: A unit of measure we use to calculate the value of Annuity payments under a Variable Annuity payout option.
Beneficiary: The person or persons designated to receive Contract values in the event of the Participant’s or Annuitant’s death.
Code: The Internal Revenue Code of 1986, as amended.
Contract Owner: The Employer or entity owning the Contract.
Contract Year: A period of 12 months beginning with the effective date of the Contract or with any anniversary of the effective date.
Contribution(s): The amount(s) paid or transferred or rolled over to Us by the Contract Owner on behalf of Participants pursuant to the terms of the Contracts.
Date of Coverage: The date on which we receive the application on behalf of a Participant.
Due Proof of Death: A certified copy of the death certificate, an order of a court of competent jurisdiction, a statement from a physician who attended the deceased or any other proof acceptable to us.
Employer: An employer maintaining a Tax-Sheltered Annuity plan, a Deferred Compensation Plan, or an Individual Retirement Annuity plan for its employees.
Empower: Empower Annuity Insurance Company of America, which serves as sub-administrator of the Contracts and the Separate Account. You may contact Empower at 1-844-804-8989, Participantservices@empower.com, or at 8515 E. Orchard Road, Greenwood Village, CO 80111.
Empower Administrative Office: Overnight and Standard mailing address: Empower, 8515 E. Orchard Road, Greenwood Village, CO 80111.
Fixed Annuity: An Annuity providing for guaranteed payments which remain fixed in amount throughout the payment period and which do not vary with the investment experience of a separate account.
General Account: Our General Account that consists of all of our company assets, including any money you have invested in the General Account. The assets in the General Account are available to the creditors of Talcott Resolution.
Minimum Death Benefit: The minimum amount payable upon the death of a Participant prior to age 65 and before Annuity payments have started.
Participant (also, “you”): Any employee or former employee of an Employer or other individual with a Participant Account under a Contract.
Participant Account: An account under a Contract to which the General Account values and the Separate Account Accumulation Units are allocated on behalf of a Participant under a Contract.
Participant’s Contract Year: A period of twelve (12) months beginning with the Date of Coverage of a Participant and each successive 12-month period.
4

Premium Tax: A tax or amount of tax, if any, charged by a state, federal, or other governmental entity on Contributions or Contract values.
Related Contract: Another contract or funding vehicle under your plan that may be considered when determining charges or benefits under the Contract described in this Prospectus. Your Employer and Talcott Resolution agree as to whether another contract or funding vehicle is eligible as a Related Contract.
Separate Account: Separate Account Eleven of Talcott Resolution Life Insurance Company.
Sub-Account Value: The value on or before the Annuity Commencement Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit value for that Sub-Account.
Surrender: Any withdrawal of Contract values.
Talcott Resolution, We, Us or Our: Talcott Resolution Life Insurance Company
Tax-Sheltered Annuity (also “Tax Deferred Annuity”): An Annuity Contract purchased by an Employer on behalf of its employees that qualifies for special tax treatment under section 403(b) of the Code.
Valuation Day: Every day the New York Stock Exchange is open for trading. The value of a Separate Account is determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on such days.
Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.
Variable Annuity: An Annuity providing for payments varying in amount in accordance with the investment experience of the assets held in the underlying Funds of the Separate Account.
5

Important Information You Should Consider About the Contract

FEES AND EXPENSES				LOCATION IN PROSPECTUS
Charges for Early Withdrawals
You do not pay a sales charge at the time you make a Contribution to your Participant Account. But you may pay a Contingent Deferred Sales Charge (“CDSC”) if you fully or partially surrender your Participant Account Value during the first five Contract Years. No CDSC applies in the sixth Contract Year or later.
For example, if you made a withdrawal of $100,000.00 (a partial surrender) from your Participant Account Value during your first Contract Year, you would pay a maximum CDSC of $5,000.00.
Contract Charges: Contingent Deferred Sales Charge
Transaction Charges
In addition to the Contingent Deferred Surrender Charge, you may be charged for other transactions. These may include fees to set up and administer a Loan from your Participant Account Value, charges for Premium Taxes that are imposed by a State or other government entity, or a Transfer Fee for transfers among the Sub-Accounts that exceed twelve transfers in a Contract Year.
Contract Charges: Loan Fees; Premium Taxes; and Transfer Fees
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year. Please refer to your Contract specifications page for information about the specific fees you will pay each year.
The fees and expenses don’t reflect advisory fees that are paid to investment advisors from the Participant Account. If such charges were reflected, such fees and expenses would be higher.
Fee Table: Participant Transaction Expenses; Annual Contract Expenses; Annual Underlying Funds Operating Expenses
	Annual Fee	Minimum	Maximum
	Base Contract[1]	0.00%	1.32%
	Investment options (Fund fees and expenses)[2]	0.04%	1.48%
1 As a percentage of Total Value of Participant Accounts under the Contract. [2] As a percentage of Underlying Fund assets.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges.

	Lowest Annual Cost: $1,190	Highest Annual Cost: $2,387
	Assumes: •Investment of $100,000 •5% annual appreciation •Least expensive Contract and Underlying Fund fees and expenses •No CDSC charge •No additional Purchase Payments, transfers, or withdrawals	Assumes: •Investment of $100,000 •5% annual appreciation •Most expensive Contract and Underlying Fund fees and expenses •No CDSC charge •No additional Purchase Payments, transfers, or withdrawals
Other Plan or Participant Charges	Any plan-specific fees.			Fee Table: Participant Transaction Expenses
6

RISKS		LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this Contract, including loss of principal and prior credited earnings.	Principal Risks
Not a Short Term Investment
The Contract is designed as a long-term accumulation Investment for retirement savings. It is not designed for short term investment and is not appropriate for an investor who needs ready access to cash.
Principal Risks
Risks Associated with Investment Options
•An investment in this Contract is subject to the risk of poor investment performance of the Underlying Funds available under the Contract.
•Each Underlying Fund has its own unique risks.
•You should review the prospectus for each Underlying Fund before making an investment decision.
Principal Risks
Insurance Company Risks
Any obligations, guarantees, and benefits of the Contract are subject to the claims- paying ability of the Talcott Resolution. If Talcott Resolution experiences financial distress, it may not be able to meet its obligations to you. More information about Talcott Resolution, including its financial strength ratings, is available upon request. You may make such request by calling 844-804-8989 or visiting https://www.talcottresolution.com
Principal Risks
RESTRICTIONS		LOCATION IN PROSPECTUS
Investments	Talcott may add or remove an Underlying Fund as an investment option under the Contract or to limit its availability to new Contributions or Transfers of Participant Account Value.	Changes to the Funds and Separate Account
Optional Benefits
Loans will have a permanent effect on the Participant’s Account because the investment results of each Sub-account will apply only to amounts remaining in the Sub-accounts. A loan that is not repaid will also reduce the death benefit.
If the Participant elects to pay third-party advisory fees out of the Contract, they may be subject to federal and state taxes, and a 10% federal tax penalty may apply if the Participant is under age 59 1∕2.
Description of the Contracts –Transfers between Sub-Accounts; Restrictions on Sub-Account Transfers
TAXES		LOCATION IN PROSPECTUS
Tax Implications
•You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
•Because you purchase the Contract through a qualified retirement plan, it does not provide any additional tax benefit.
•Earnings on your Contract are generally taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59 1∕2.
Federal Tax Considerations
CONFLICTS OF INTEREST		LOCATION IN PROSPECTUS
Investment Professional Compensation
Your registered representative may receive compensation in the form of commissions for selling this Contract to you. Such compensation may influence your registered representative to recommend this Contract over another investment.
Distribution
Exchanges
Because this Contract is no longer available for sale, it should not be offered to you in exchange for another annuity contract that you own. But you should be aware, in general, that some investment professionals have a financial incentive to offer you a new contract in place of the one that you own. You should exchange an annuity contract only if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new annuity contract rather than continue to own the existing annuity contract.
N/A
7

Overview of the Contract
Purpose
The Contract is designed for purchase by sponsors of retirement plans established under Sections 401(a), 403(a), 403(b), 457 and 408 of the Code as an investment option for their participants. The Contract offers a number of Underlying Funds in which participants may invest through the Sub-accounts. A General Account Option that guarantees payment of a minimum interest rate may also be available.
Phases of the Contract
The Contract has two periods: (1) the Accumulation Period and (2) the Annuity Period:
During the Accumulation Period, the Employer makes Contributions to the Contract on behalf of Plan Participants that Participants may allocate among the Sub-Accounts and, if available through the Plan, to the General Account Option. For additional information about the Underlying Funds available for investment through the Sub-Accounts, see Appendix A: Underlying Funds, at the back of this prospectus.
During the Accumulation Period, participants may request full or partial surrenders of their Participant Account value. In addition, participants may be able to request a loan from their Participant Account value.
The Accumulation Period ends on the Annuity Commencement Date when annuity payments begin. A Participant selects an Annuity Commencement Date and an Annuity Payout Option. The Contract provides five annuity options, which may be selected on either a Fixed or Variable Annuity basis or a combination thereof.
During the Annuity Period, neither partial nor full surrenders are permitted except from annuities under Annuity Payout Option No. 5 - Payments for a Designated Period – that are selected on a variable basis. Nor may Participants request a loan during the Annuity Period.
Contract Features
Death Benefit: In the event that a participant dies during the Accumulation Period, then the type of death benefit paid depends on whether the participant died (a) before age 65, or (b) on or after age 65. If the participant died before age 65, a Minimum Death Benefit is payable to the Beneficiary. As further described in this Prospectus, the Minimum Death Benefit is generally the greater of (a) the value of the Participant Account and (b) 100% of the Contributions to the Participant Account less prior Surrenders and outstanding Participant loans. If the participant died on or after age 65, then the Contract pays a death benefit equal to the Participant Account Value, less any outstanding charges and loan. The form of the death benefit payable is subject to any limitation imposed by the Plan and the terms of the Contract.
Withdrawal Options: Full and Partial Surrenders are permitted during the Accumulation Period. They are allowed during the Annuity Period only from an annuity under Option No. 5 – Payments for a Designated Period – that is selected on a variable basis.
Loans: Participants may request loans under certain Plans. To obtain a loan, the participant must enter into an agreement with the Contract administrator that describes the terms, conditions and fees or charges of the loan. The Plan may restrict the amount of Participant Account value available for a loan. See the more detailed section “Participant Loans”.
Systemic Withdrawal Option: If permitted by Internal Revenue Service Regulations and the Plan, Participants who have terminated their employment with the Employer may elect systemic withdrawals based on a specific payment of amount, the frequency of payments and the duration of payments, while remaining in the Accumulation Period.
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Fee Table

The following tables describe the fees and expenses that you, as a Participant, will pay when opening, holding and surrendering amounts from your Participant Account. Please contact your Plan Administrator for information about the specific fees you will pay each year under the Contract.
Please note that there may be additional extra-contractual fees and charges that are not reflected in the Fee Tables, such as custodial or advisory fees that are plan and/or Participant specific, and if such costs were reflected, the cost would be higher. Depending on the type of charge, these may reduce your Participant Account Value and/or could have tax consequences. See the Section “Plan Related Expenses” under “Contract Charges” later in this Prospectus.
The Contract may be available to third-party intermediaries who may charge you a fee for their services in addition to Contract fees and expenses. If you wish to pay these fees from your Covered Account Value, then the deduction will reduce the death benefit and may be subject to state and federal income taxes and a 10% federal penalty tax may apply if you are under age 59 1∕2.
The first table describes the fees and expenses you will pay at the time you make contributions to, withdrawals from, request a Loan from, surrender you Participant Account value, or transfer Participant Account value between Sub-Accounts. State Premium Tax may also be deducted.
Participant Transaction Expenses

Sales Load on Premium Payments	None
Maximum Surrender Charge (as a % of each premium payment withdrawn)(1)	5%
Transfer Processing Fee	After the first 12 transfers in a Contract Year, we may charge $5 for each additional transfer during that Contract Year. There is no fee for the first 12 transfers during a Contract Year.
Loan Set-up Fee	$50
(1)We do not deduct a charge for sales expenses from premiums at the time they are paid. However, We may deduct a surrender charge when a premium is withdrawn upon a surrender or partial surrender or applied to certain annuity options during the first five years following the payment of that premium. The surrender charge is calculated as a percentage of the premium payment being withdrawn or annuitized during the applicable Premium Year. The amount of the surrender charge decreases over time, measured from the date the premium payment is credited to the Contract. The surrender charge percentages are shown below.

Premium Years Since Payment of Premium	1	2	3	4	5	6+
Charge (%)	5	4	3	2	1	0
The next table describes the fees that you will pay each year during the time that you hold Participant Account value under the Contract (not including Underlying Fund fees and expenses).
Annual Contract Expenses

	Minimum Fee	Maximum Fee
Annual Maintenance Fee(1)	$0	$30
Base Contract Fee (as a percentage of average daily Sub-Account value)(2)	0.00%	1.25%
Annual Loan Administration Fee(3)	$50	$50
(1)The Annual Maintenance Fee is deducted from each Participant Account on a quarterly basis. The maximum Annual Maintenance Fee is $30.00. The current Annual Maintenance Fee varies with the Average Participant Account Value under the Contract. For Average Participant Account Values between $0 and $19,999.00, the Annual Maintenance Fee is $20.00, for Average Participant Account Values between $20,000.00 and 39,000.00, the Annual Maintenance Fee is $10.00 and for Average Participant Account Values over $40,000.00, the Annual Maintenance Fee is $0.
(2)The Base Contract Fee consists of the Mortality and Expense Risk and Administrative Charge, which varies with the total value of Participant Accounts under the Contract. The Mortality and Expense Risk and Administrative Charge is either deducted daily (Method 1) or quarterly (Method 2), depending on which method is selected by your Employer.
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(3)This fee does not include an interest charged under the terms of the loan.
The next item shows the minimum and maximum total operating expenses charged by the Underlying Funds as of December 31, 2024 that you may pay periodically during the time that you participate in the Contract. A complete list of the Underlying Funds available under the Contract, including their annual expenses, may be found at the back of this Prospectus in Appendix A – Underlying Funds.

Annual Underlying Funds Operating Expenses	Minimum	Maximum
Expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses	0.04%	1.48%
EXAMPLE
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Participant administrative expenses, Base Contract Expenses and Underlying Fund fees and expenses.
Please note that there may be additional extra-contractual fees and charges that are not reflected in the Example, such as custodian or advisory fees that are plan and/or participant specific. Depending on the type of charge, these may reduce only your Participant Account Value, and/or could have tax consequences. See the section “Plan Related Expenses” later in this Prospectus.
The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the highest Total Annual Fund Operating Expenses. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the underlying funds. If these arrangements were taken into consideration, the expenses shown would be lower.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	If you Surrender your Contract at the end of the applicable time period
Mortality and Expense Risk and Administrative Charge	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
1.25%	$7,435	$11,567	$15,762	$31,184
1.05%	$7,241	$10,974	$14,747	$29,192
0.85%	$7,046	$10,379	$13,724	$27,159
0.75%	$6,948	$10,080	$13,209	$26,128
0.65%	$6,851	$9,781	$12,692	$25,087
0.50%	$6,705	$9,331	$11,912	$23,505
0.35%	$6,559	$8,880	$11,127	$21,899
0.15%	$6,364	$8,269	$10,073	$19,722
0.00%	$6,218	$7,799	$9,277	$18,060

	If you annuitize at the end of the applicable time period
Mortality and Expense Risk and Administrative Charge	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
1.25%	$2,828	$8,668	$14,762	$31,184
1.05%	$2,623	$8,056	$13,748	$29,192
0.85%	$2,418	$7,441	$12,724	$27,159
0.75%	$2,316	$7,133	$12,209	$26,128
0.65%	$2,213	$6,824	$11,692	$25,087
0.50%	$2,060	$6,359	$10,912	$23,505
0.35%	$1,906	$5,893	$10,128	$21,899
0.15%	$1,701	$5,269	$9,074	$19,722
0.00%	$1,547	$4,800	$8,277	$18,060
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	If you do not Surrender your Contract
Mortality and Expense Risk and Administrative Charge	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
1.25%	$2,828	$8,668	$14,762	$31,184
1.05%	$2,623	$8,056	$13,748	$29,192
0.85%	$2,418	$7,441	$12,724	$27,159
0.75%	$2,316	$7,133	$12,209	$26,128
0.65%	$2,213	$6,824	$11,692	$25,087
0.50%	$2,060	$6,359	$10,912	$23,505
0.35%	$1,906	$5,893	$10,128	$21,899
0.15%	$1,701	$5,269	$9,074	$19,722
0.00%	$1,547	$4,800	$8,277	$18,060
Principal Risks of Investing in the Contract
Not a Short Term Investment Vehicle. The Contract is designed for retirement savings or other long-term purposes. It is not appropriate for investors who need ready access to cash.
Risks Associated with Underlying Funds. The value of your investment and any returns will depend on the performance of the Underlying Fund(s) you select. You bear the risk of any decline in your Participant Account value resulting from the Underlying Fund(s)’ performance.
Company’s Claims Paying Ability. Guarantees and benefits provided by the Talcott Resolution are subject to the financial strength and claims paying ability of the company. If the Talcott experiences financial difficulty, it may not be able to make guaranteed payments that exceed the assets in the Separate Account.
Deduction of Third-Party Advisory Fees. Risks relating to the deduction of advisory fees will reduce your Participant Account Value and subject to state and federal income tax, as well as a 10% federal penalty tax if the Participant is under age 59 1/2.
Limitations on Surrenders and Withdrawals. During the first five Contract Years we will deduct a Contingent Deferred Surrender Charge if you surrender or take a withdrawal from the Contract. You should purchase the Contract only if you have the ability to keep it in force for a substantial period of time.
Contract Suspension. The Contract may be suspended where new Contributions and new Participant Accounts may be prohibited.
Tax Consequences. Withdrawals are generally taxable as ordinary income. Withdrawals before age 59 1∕2 may be subject to a tax penalty.
Cyber Security and Business Continuity Risk. Our business is highly dependent upon the effective operation of our computer systems and those of our business partners and service providers. Our business is therefore subject to operational and information security risks. These risks include, among other things, the theft, misuse, corruption, and destruction of electronic data; interference with or denial of service; attacks on systems or websites; and unauthorized release of confidential customer or business information. Systems failures and cybersecurity incidents could severely impede our ability to conduct our business and administer the Contract and may adversely affect you and/or your Contract. For instance, a cybersecurity incident may interfere with our ability to process Contract transactions or calculate Contract values, including Accumulation Unit values. Such events could also adversely affect us, as they may result in regulatory fines, financial losses and reputational damage. Cybersecurity incidents may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value. Financial services companies, such as us, are increasingly the targets of cyber-attacks. While we take significant efforts to protect our systems and data, there can be no assurance that systems disruptions and cybersecurity incidents will always be detected, prevented, or avoided in the future.
We are also exposed to risks related to natural and man-made disasters, and other severe events, such as storms, public health crises, terrorist acts, and military actions, any of which could adversely affect our business operations. While we have a business continuity plan and have taken precautions, we cannot assure you that severe events will not result in interruptions to our business operations, particularly if such events affect our computer systems. Interruptions to our business operations may impair our ability to effectively administer the Contract, including our ability to process orders and calculate Contract values. Additionally, our third-party service providers and other third-parties related to our business (such as financial intermediaries or underlying funds) are subject to similar risks. Successful implementation and execution of their business continuity policies and procedures are largely beyond our control. Disruptions to their business operations may impair our own business operations.
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Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company is a stock life insurance company originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently re-domiciled to Connecticut. Talcott Resolution Life Insurance Company is authorized to do business in all states of the United States and the District of Columbia. In June 2018, the Company changed its name from Hartford Life and Annuity Insurance Company to Talcott Resolution Life and Annuity Insurance Company. Our corporate offices are located at 1 American Row, Hartford, CT 06103.
On January 1, 2013, Talcott Resolution entered into a reinsurance agreement and administrative services agreement with Massachusetts Mutual Life Insurance Company (”MassMutual“) to re-insure the obligations of Talcott Resolution under the Contracts and to provide administration of the Contracts.
On December 20, 2020, MassMutual entered into a reinsurance agreement and subcontractor administrative services agreement with Great-West Life & Annuity Insurance (”Great-West“) to further re-insure the obligations of
Talcott Resolution under the Contracts and to provide administration of the Contracts. On September 2, 2022, Great-West Life & Annuity Insurance Company was re-named Empower Annuity Insurance Company of America (”Empower“).
Empower has primary responsibility for administration of the Contract and the Separate Account. Empower or its affiliates may also provide recordkeeping and other service to the Plan for which they receive compensation from Plan assets.
Financial Condition of Talcott Resolution
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.talcottresolution.com or visiting the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
The Separate Account
The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. The Separate Account is divided into Sub-Accounts. Each Sub-account invests in a single class of shares of an Underlying Fund, which is a separate mutual fund having its own investment objectives and policies and is registered with the SEC as an open-end management investment company or portfolio thereof. We do not guarantee the investment performance of the Sub-Accounts. Your Participant Account value allocated to the Sub-Accounts will vary with the investment performance of the Underlying Funds. You bear the full investment risk for all Contributions allocated to the Sub-Accounts of the Variable Account.
Income, gains and losses credited to, or charged against, a Sub-Account reflect the Sub-Account’s investment experience and not the investment experience of Talcott Resolution’s other assets. Assets of the Separate Account may not be used to pay any liabilities of Talcott Resolution other than those arising under the Contract.
Underlying Funds
Each Underlying Fund is registered with the SEC as a diversified open–end management investment company under the 1940 Act. But the SEC does not supervise their management, investment practices or policies. The (i) name of each Underlying Fund, (ii) its investment objective, (iii) investment adviser and any sub-adviser, (iv) current expenses and (v) performance information is provided in Appendix A: Underlying Funds. Not all Underlying Funds may be available in all states.
The Underlying Fund each issues a prospectus, which contains additional important information about the Fund. You may obtain copies of the prospectuses for the Underlying Funds by contacting Empower at 1-844-804-8989.
For Contracts issued in connection with Employer-sponsored retirement plans, the Contract owner decides which Sub-Accounts described in this prospectus are available to Participants. As a result, if you are a Participant in an Employer-sponsored Plan, you may not be able to allocate Contributions to all the Sub-Accounts described in the Prospectus. For additional information about the Sub-Accounts available to you, please refer to materials describing your employer’s Plan.
The Contract may contain a General Account option. The General Account option has certain restrictions. Neither the General Account option nor these restrictions are described in this prospectus. The General Account option is not required to be registered with the SEC.
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Fees and Payments Received by Talcott Resolution from the Fund Families
On January 1, 2013, Talcott Resolution entered into a reinsurance agreement with Massachusetts Mutual Life Insurance Company (“MassMutual”) to reinsure the obligations of Talcott Resolution under the Contracts and to provide all of the administrative services necessary to support the Contracts. In this role, MassMutual receives all charges, fees, payments and compensation described in this Prospectus as payable to Talcott Resolution. On December 31, 2020, MassMutual entered into a reinsurance agreement with Empower Annuity Insurance Company of America (“Empower”) to further reinsure the obligations of Talcott Resolution under the Contracts. MassMutual also entered into an administrative services agreement and subcontract services agreement for Empower to provide all of the administrative services necessary to support the Contracts. Under these arrangements, Empower now receives (through MassMutual) all charges, fees, payments and compensation described in this Prospectus as payable to Talcott Resolution.
The Contracts are no longer available for sale. The MassMutual affiliate formerly responsible for marketing and selling the Contracts continues to pay sales commissions and other compensation to financial intermediaries for sales and marketing activities related to the Contracts.
Talcott Resolution receives substantial fees and payments with respect to the Underlying Funds that are offered as Sub-Accounts to your Plan through the Contract. These types of fees and payments, which are sometimes called “revenue sharing” payments, are among a number of factors considered when deciding to include a fund in the menu of Underlying Funds offered through the Contract. All of the Underlying Funds on the overall menu make payments to Talcott Resolution or an affiliate. These fees and payments under agreements between Talcott Resolution and the principal underwriters, transfer agents, investment advisers and/or other entities related to the Funds may be in amounts up to 0.55% of assets invested in a Underlying Fund. The fees and payments may include asset based sales compensation and service fees under distribution and/or servicing plans adopted by funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. They may also include administrative service fees and additional payments, expense reimbursements and other compensation. The fees may result in a profit to the extent they exceed expenses, including the expenses of paying compensation to broker-dealers, financial institutions and other persons for selling the Contracts.
Not all fund families pay the same amount of fees and compensation to Us and not all Funds pay according to the same formula. Because of this, the amount of the fees and payments received by Talcott Resolution varies by Fund and Talcott Resolution may receive greater or less fees and payments depending on which variable investment options your Plan selects.
For information on which Underlying Funds pay Talcott Resolution such fees and at what level, please visit https://plan.empower-retirement.com/plancloudws/fundprospectus or call 1-844-804-8989. Written information will be provided upon request.
Endorsement/Sponsorship Fees Paid By Talcott Resolution
Empower, as sub-administrator for the Talcott Resolution Contracts, has entered into endorsement/sponsorship arrangements with the National Association of Police Organizations (NAPO), Fraternal Order of Police (FOP), and National Association of Government Defined Contribution Administrators (NAGDCA). Under the arrangements, Empower pays endorsement/sponsorship fees to NAPO, FOP and NAGDCA, which allows Empower to advertise its retirement products and services to their member organizations and individuals.
For additional information on the amount of fees and payments made by Empower, as sub-administrator for the Talcott Resolution Contracts, please call 1-844-804-8989. Written information will be provided upon request.
Voting Rights
Talcott Resolution is the legal owner of all Underlying Fund shares held in the Separate Account and has the right to vote at the Fund’s shareholder meetings.
As Sub-administrator of the Separate Account, Empower has assumed responsibility of voting the shares of the Underlying Funds on behalf of Talcott Resolution. To the extent required by federal securities laws or regulations, we will:
•Notify the Contract Owner or Participant of any Fund shareholders’ meeting if the shares held for the Contract may be voted;
•Send proxy materials and a form of instructions to the Contract Owner or Participant that may be used to provide instructions on how to vote the Fund shares held for the Contract;
•Arrange for the handling and tallying of proxies received from Contract Owners or Participants;
•Vote all Fund shares attributable to a Contract according to instructions received from the Contract Owner or Participant; and
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•Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.
All Fund shares for which no voting instructions are received will be voted in the same proportion as shares for which voting instructions have been received may result in a small number of Contract Owners or Participants determining the outcome of a proposal subject to a shareholder vote.
If any federal securities laws or regulations, or their present interpretation, change to permit voting shares without obtaining Contract Owner or Participant instructions, Empower may decide to do so. Contract Owners or Participants may attend any shareholder meeting at which shares held for their Contract may be voted.
During the Annuity Period under a Contract, the number of votes will decrease as the number of shares in the Underlying Funds held to fund the Annuity benefits decrease.
Changes to the Funds and Separate Account
We reserve the right, subject to any applicable law, to substitute the shares of any other registered investment company for the shares of any Fund held by the Separate Account. Substitution may occur if shares of the Fund(s) become unavailable or due to changes in applicable law or interpretations of law or as we deem appropriate. Current law requires notification to you of any such substitution and approval of the Securities and Exchange Commission. We also reserve the right, subject to any applicable law, to offer additional Sub-Accounts with differing investment objectives, and to make existing Sub-Account options unavailable under the Contracts in the future.
We may offer additional separate account options from time to time under these Contracts. Such new options will be subject to the then in effect charges, fees, and or transfer restrictions for the Contracts for such additional separate accounts.
General Account Option
Important information you should know: The portion of the Contract relating to the General Account option is not registered under the Securities Act of 1933 (”1933 Act“) and the General Account option is not registered as an investment company under the Investment Company Act of 1940 (”1940 Act“). Neither the General Account option nor any interest in the General Account option is subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the Securities and Exchange Commission has not reviewed the disclosure regarding the General Account option.
The General Account option is funded through the General Account of Talcott Resolution. Contributions and Contract values allocated to the General Account are subject to the financial strength and claims paying ability of Talcott Resolution.
Declared Rate of Interest
Talcott Resolution credits interest on Contributions made to the General Account at a rate We declare for any period of time that we determine. We may change the declared interest rate from time to time at Our discretion.
Guaranteed Rate of Interest
Talcott Resolution guarantees a minimum rate of interest. The declared interest rate will not be less than the minimum guaranteed rate of interest.
Distributions and Transfers
Distributions and transfers from the General Account within a reasonable period of time after a Participant request is received at the Empower Administrative Office. However, under certain conditions, transfers from the General Account may be limited or deferred. Distributions may be subject to a contingent deferred sales charge and may be deferred.
The General Account is subject to Talcott Resolution’s claims-paying ability. Investors must look to the strength of the insurance company with regard to insurance company guarantees. Talcott Resolution’s ability to honor all guarantees under the Contract is subject to its claims-paying capabilities and/or financial strength.
Guaranteed Separate Account
We may also offer some Contract Owners a similar declared interest rate option through a guaranteed separate account. The portion of a Contract relating to such a guaranteed separate account is not registered under the 1933 Act and the guaranteed separate account is not registered as an investment company under the 1940 Act. All guarantees are subject to Our claims paying ability.
14

Contract Charges
Contingent Deferred Sales Charge
The Contingent Deferred Sales Charge covers some of the expenses relating to the sale and distribution of the Contracts, including:
•the cost of preparing sales literature,
•commissions and other compensation paid to broker dealers and their registered representatives, and
•other promotional and distribution related activities.
If the Contingent Deferred Sales Charge is not sufficient to cover sales and distribution expenses, We pay those expenses from Our general assets, including surplus. Surplus might include profits resulting from unused Mortality and Expense Risk Charges.
We do not deduct a sales charge at the time Contributions are made to the Contract. We may assess a Contingent Deferred Sales Charge when you partially or fully Surrender amounts held in your Participant Account under the Contract. The Contingent Deferred Sales Charge is based on the amount you choose to Surrender from your Participant Account and the number of Contract Years completed with respect to your Participant Account before the Surrender. We do not assess a Contingent Deferred Sales Charge after the fifth Contract Year.
The percentage used to calculate the Contingent Deferred Sales Charge is equal to:

Contract Years	Contingent Deferred Sales Charge as a percentage of Participant Account value Surrendered
During the First Year	5%
During the Second Year	4%
During the Third Year	3%
During the Fourth Year	2%
During the Fifth Year	1%
During the Sixth Year and thereafter	0%
➣Example: You request a full Surrender when the value of your Participant Account is $1,000 and the applicable Contingent Deferred Sales Charge is 5%: Your Sub-Account(s) will be surrendered by $1,000 and you will receive $950 (i.e., the $1,000 Surrender less the 5% Contingent Deferred Sales Charge).
If you request a partial Surrender and ask for a specific dollar amount, the Contingent Deferred Sales Charge will be calculated on the total amount that must be withdrawn from your Sub-Account(s) to provide you with the amount requested.
➣Example: You ask for $1,000 when the applicable Contingent Deferred Sales Charge is 5%: Your Sub-Account(s) will be reduced by $1,052.63 (i.e., a total withdrawal of $1,052.63 made up of $52.63 in Contingent Deferred Sales Charge plus the $1,000 you requested). The net amount of $1,000 is paid to you.
We may reduce the amount or term of the Contingent Deferred Sales Charge (See “Experience Rating under the Contracts” and “Negotiated Charges and Fees”).
No deduction for Contingent Deferred Sales Charges will be made in certain cases.
The following Surrenders are NOT subject to a Contingent Deferred Sales Charge:
•Benefit Payments — We do not assess a Contingent Deferred Sales Charge on amounts Surrendered from the Contract to pay benefits to a Participant or a beneficiary under the terms of your Plan. We call these amounts “Benefit Payments”. Amounts Surrendered for transfer to the funding vehicle of another investment provider or Surrendered because of the termination of your Plan are not Benefit Payments. Upon Our request, the Contract Owner must provide documentation acceptable to us that a Surrender is a Benefit Payment.
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•Plan Related Expenses — We do not assess a Contingent Deferred Sales Charge on amounts Surrendered from the Contract to pay certain administrative expenses or other Plan Related Expenses including, fees to consultants, auditors, third-party administrators and other plan service providers. We call these amounts “Plan Related Expenses.” Upon Our request, the Contract Owner must provide Us with reasonable documentation that a Surrender is a Plan Related Expense.
•Transfer to an Approved Plan Related Investment Account — We do not assess a Contingent Deferred Sales Charge on amounts Surrendered from the Contract to transfer to an Approved Plan Related Investment Account. An Approved Plan Related Investment Account is a separate Participant directed investment account under your Plan that your Employer identifies and We accept for the purpose of Participant directed transfers of amounts from the Contract for investment outside of the Contract.
We will allocate the deduction of the Contingent Deferred Sales Charge among all Sub-Accounts and any General Account value in a Participant Account on a prorate basis unless you elect a different allocation of the deduction for the Contingent Deferred Sales Charge.
Annual Maintenance Fee
The Annual Maintenance Fee is an annual fee that we deduct from the value of each Participant Account on a quarterly basis during the Accumulation Period. This means during the year We deduct 25 percent of the Annual Maintenance Fee on the last Valuation Day of each quarter, or from the proceeds of a full surrender of a Participant Account. We deduct the fee proportionately from the Sub-Accounts and any General Account value in a Participant Account. The maximum Annual Maintenance Fee permitted under the Contracts is $30. We determine the current amount of the Annual Maintenance Fee that will apply to all Participant Accounts under your plan’s Contract for the calendar year, using the table below based on the average of all Participant Account values under your plan’s Contract as of the last Valuation Day of the prior year. This means the Annual Maintenance Fee for any Contract Year may increase or decrease from the prior year depending on the average of all Participant Account values under your plan’s Contract as of the last Valuation Day of the prior year. The Annual Maintenance Fee will be as set forth in the table below; however, We may charge the maximum Annual Maintenance Fee of $30 if a plan negotiates additional services under the Contract. The Annual Maintenance Fee helps to compensate Us for Our administrative services related to maintaining the Contract and the Participant Accounts.

Average Participant Account Value under Your Contract	Amount of the Annual Maintenance Fee
$0 to $19,999.99	$20
$20,000.00 to $39,999.99	$10
$40,000.00 and over	$0
The Annual Maintenance Fee may be reduced or waived (See “Experience Rating under the Contracts” and “Negotiated Charges and Fees”). We may also reduce or waive some or all of the Annual Maintenance Fee for plans that use a third-party administrator with systems that are compatible with Our own.
Mortality and Expense Risk and Administrative Charge
For providing administrative services, and for assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate against all Contract values in the Sub-Accounts. The rate of the charge depends on the total value of the aggregate Participant Accounts within the Contract anticipated by your Employer within 24 months of initial purchase by your Employer. If the actual aggregate level of Participant Accounts within the Contract is lesser than the anticipated level, we may increase the Mortality and Expense Risk and Administrative Charge on a going-forward basis. In no event will the charge exceed 1.25%.
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Before Annuity Commencement Date

Total Value of Participant Accounts under a Contract	Mortality and Expense Risk and Administrative Charge
$0 to $3,499,999.99	1.25%
$3,500,000.00 to $4,999,999.99	1.05%
$5,000,000.00 to $24,999,999.99	0.85%
$25,000,000.00 to $34,999,999.99	0.75%
$35,000,000.00 to $49,999,999.99	0.65%
$50,000,000.00 to $69,999,999.99	0.50%
$70,000,000.00 to $84,999,999.99	0.35%
$85,000,000.00 to $99,999,999.99	0.15%
$100,000,000.00 and over	0.00%
After Annuity Commencement Date

Mortality and Expense Risk and Administrative Charge
All Participants	1.25%
When your Employer purchases the Contract, your Employer chooses one of the following two methods that the mortality and expense risk and administrative charge is deducted under the Contract:
Method One: The mortality and expense risk and administrative charge is deducted daily. It is assessed as a percentage of the net asset value of each Fund when Accumulation Unit or Annuity Unit values are determined each day.
Method Two: The mortality and expense risk and administrative charge is deducted each calendar quarter. It is assessed as a percentage of the average daily assets of the Sub-Accounts during the calendar quarter. The charge is deducted from your Participant Account by redeeming the Accumulation Units or Annuity Units in proportion to the dollar amount of the charge. Method Two is not available to Contracts issued in New York.
The mortality and expense risk and administrative charge compensates us for providing administrative services and for assuming mortality and expense risks under the Contracts. We assume two types of mortality risk and an expense risk:
Mortality Risk During The Accumulation Period: During the period your Contributions are accumulating, we are required to cover any difference between the Minimum Death Benefit paid and the Participant Account value. These differences may occur during periods of declining value or in periods where the Contingent Deferred Sales Charges would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.
Mortality Risk During The Annuity Period: Once Annuity payouts have begun, we may be required to make Annuity payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.
Expense Risk: We also bear an expense risk that the Contingent Deferred Sales Charges and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.
Although variable Annuity payouts will fluctuate with the performance of the underlying Fund selected, your Annuity payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. This charge enables us to keep our commitments and to pay you as planned.
We also provide various administrative support services for plans. These services include recordkeeping, statements of account, internet and automated voice response account access, and participant educational materials.
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If the mortality and expense risk and administrative charge under a Contract is insufficient to cover actual costs incurred by us, we will bear the loss. If the mortality and expense risk and administrative charge exceeds these costs, we will keep the excess as profit. We may use these profits, as well as revenue sharing and Rule 12b-1 fees received from certain Funds, for any proper corporate purpose including, among other things, payment of sales expenses, including the fees paid to distributors. We expect to make a profit from the mortality and expense risk and administrative charge.
We may reduce the mortality and expense risk and administrative charge under the Contracts (See “Experience Rating under the Contracts” and “Negotiated Charges and Fees”).
Loan Fees
Loans may be subject to a one-time set-up fee of $50. In addition, loans may also be subject to an annual loan administration fee of $50. We deduct 25 percent of the annual fee at the end of each quarter or from the proceeds of a full Surrender of a Participant Account. We deduct the fee proportionately from the Sub-Accounts and any General Account value in a Participant Account.
Premium Taxes
We reserve the right to deduct a charge for Premium Tax imposed on Us by a state or other governmental entity. Certain states and municipalities impose a Premium Tax. In some cases, Premium Taxes are deducted at the time purchase payments are made; in other cases Premium Tax is assessed on the Annuity Commencement Date. We will pay Premium Taxes at the time imposed under applicable law. At Our sole discretion, We may deduct Premium Taxes at the time We pay such taxes to the applicable taxing authorities, at the time the Contract is surrendered, at the time a death benefit is paid, or at the time a Participant annuitizes.
Transfer Fee
You can transfer your Participant Account values between or among the Sub-Accounts up to 12 times per Participant Contract Year. A Transfer Fee of $5 may apply to each transfer in excess of 12 made in a Participant Contract Year. We do not currently charge the $5 Transfer Fee. The Transfer Fee does not apply to Contracts issued in New York.
Experience Rating under the Contracts
We may apply experience credits under a Contract based on investment, administrative or other factors, including, but not limited to: (1) the total number of Participants, (2) the sum of all Participants’ Account values, (3) the allocation of Contract values between the General Account and the Separate Accounts under the Contract, (4) present or anticipated levels of Contributions, distributions, transfers, administrative expenses or commissions, and (5) whether We are the exclusive annuity contract provider. Experience credits can take the form of a reduction in the deduction for Program and Administrative Charges, a reduction in the term or amount of any applicable Contingent Deferred Sales Charges, an increase in the rate of interest credited under the Contract, a reduction in the amount of the Annual Maintenance Fee or any combination of the foregoing. We may apply experience credits either prospectively or retrospectively. We may apply and allocate experience credits in such manner as We deem appropriate. Any such credit will not be unfairly discriminatory against any person, including the affected Contract Owners or Participants. Experience credits have been given in certain cases. Owners of Contracts receiving experience credits will receive notification regarding such credits. Experience credits may be discontinued at Our sole discretion in the event of a change in applicable factors. For Contracts issued in New York, We may only apply experience credits prospectively.
Negotiated Charges and Fees
The charges and fees described in this section vary from Contract to Contract, depending on plan characteristics. The Contract Owner can negotiate charges and fees. This flexibility allows Us and the Contract Owner to custom design a charge and fee structure that meets the financial goals of both the Contract Owner and Talcott Resolution.
Charges of the Funds
The Separate Account purchases shares of the Funds at net asset value. The net asset value of the fund reflects investment advisory fees, distribution fees and operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the Underlying Fund’s prospectuses.
Plan Related Expenses
The Contract Owner may direct Us to deduct amounts from the assets under a Contract to pay certain administrative expenses or other Plan-related Expenses including, but not limited to, fees to consultants, auditors, counsel, Talcott Resolution and other Plan service providers. We will deduct and pay such amounts to the Contract Owner or as directed by the Contract Owner. We may agree to include these amounts as an adjustment to the charge for administrative undertakings for the Separate Account.
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You should consult a tax advisor regarding the tax treatment of adviser fee payments. Please consult with your investment adviser before requesting us to pay financial adviser fees from this Contract compared to other assets you may have.
Any financial adviser fee you pay is in addition to this Contract’s fees and expenses.
You should ask your financial adviser about compensation they receive for this Contract. We are not an investment adviser, and we do not provide investment advice in connection with sales of the Contract. We are not a fiduciary to you, and do not make recommendations or assess suitability.
Description of the Contracts
The Contracts are group variable annuity contracts offered to:
•Tax deferred annuity programs adopted according to Section 403(b) of the Code by public school systems and certain tax-exempt organizations described in Section 501(c)(3) of the Code;
•Deferred compensation plans as defined in Section 457 of the Code sponsored by governmental employers or by certain tax-exempt organizations described in Section 501(c)(3) of the Code;
•Qualified governmental excess benefit plans under Section 415(m) of the Code;
•Retirement plans qualified under Sections 401(a) or 403(a) of the Code; and
•Individual Retirement Annuity programs adopted according to Section 408 of the Code.
The Contracts are not available for issuance except as described above.
It is important that you notify Empower if you change your address. If your mail is returned to Empower, we are likely to suspend future mailings until an updated address is obtained. In addition, Empower may rely on a third party, including the U.S. Postal Service, to update your current address. Failure to give Empower a current address may result in payments due and payable on your Participant Account being considered abandoned property under state law (unless preempted by ERISA), and remitted to the applicable state.
Assignments
The Contract and a Participant’s interest in a Contract cannot be assigned, transferred or pledged.
Pricing and Crediting of Contributions
Initial Contributions to your Participant Account are credited within two Valuation Days of receipt of a properly completed application and the initial Contribution at the Empower Administrative Office.
If the application or other information accompanying the initial Contribution is incomplete when received, We will hold the money in a non-interest bearing account for up to five Valuation Days while We try to obtain complete information. If We cannot obtain the information within five Valuation Days, We will either return the Contribution and explain why it could not be processed or keep the Contribution if the Participant authorizes Us to keep it until the necessary information is provided.
Contributions properly designated for your Participant Account that are received prior to the close of the New York Stock Exchange will be invested on the same Valuation Day. Subsequent Contributions properly designated for your Participant Account that are received on a Non-Valuation Day or after the close of the New York Stock Exchange will be invested on the next Valuation Day.
Canceling your Certificate
For certificates issued in Florida, Minnesota, North Carolina, Texas and Utah in connection with 403(b) Contracts, you have a limited right to return your certificate for cancellation. We urge you to closely examine its provisions. If for any reason you are not satisfied with your certificate, simply return it within the timeframe specified after you receive it with a written request for cancellation that indicates your tax-withholding instructions. We will not deduct any Contingent Deferred Sales Charges during this time. We may require additional information before we can cancel your certificate.
You bear the investment risk from the time the certificate is issued until we receive your complete cancellation request.
The amount we pay you upon cancellation depends on the requirements of the state where you purchased your certificate.
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Surrender Charge Offset
You may be eligible to receive a credit to your Participant Account if you elect to make a Contribution that is transferred from a contract of another carrier within your plan. The credit is equal to the surrender charge you incurred from the other carrier when you make the transfer, and is limited to a maximum credit of 7%. To be eligible, you must transfer the Contribution initially to the General Account, but you may reallocate the amount afterwards as permitted by the Contract.
Your Employer may also be eligible for a Group Surrender Charge Offset if the initial payment made to the Contract consists of a transfer of funds held by the plan under an investment vehicle issued by another carrier. If, by reason of the transfer, the plan has paid, or will pay, a surrender charge, market value adjustment or other discontinuance penalty to the other carrier, Talcott Resolution will reimburse the plan not to exceed 7% of transferred assets.
Contribution Amounts
If the Plan adopted by the Contract Owner so provides, the Contract permits the allocation of Contributions, in multiples of 1% among the several Sub-Accounts of the Separate Account. The minimum amount that may be allocated to any Sub-Account in a Separate Account shall not be less than $10. Such changes must be requested in the form and manner prescribed by Us.
Transfers between Sub-Accounts
During phases of your Contract when transfers are permissible, you may make transfers between Sub-Accounts according to the following policies and procedures, as they may be amended from time to time.
A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Participant Account value among the Funds available in your Contract. Your transfer request will be processed as of the end of the Valuation Day that it is received in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when We process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to Us and your Registered Representative. Any oral communication should be re-confirmed in writing.
You may request a transfer into (purchases) a particular Sub-Account or transfers out of (redemptions) a particular Sub-Account. In addition, you may allocate Contributions to or request Surrenders from Sub-Accounts. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund We would need to sell to satisfy all Participants’ “transfer-out” requests. At the same time, We also combine all the daily requests to transfer into a particular Sub-Account or Contributions allocated to that Sub-Account and determine how many shares of that Underlying Fund We would need to buy to satisfy all Participants’ “transfer-in” requests.
In addition, many of the Underlying Funds that are available as investment options in Our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by Us or Our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.
We take advantage of Our size and available technology to combine sales of a particular Underlying Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by Us or Our affiliates. We also combine many of the purchases of that particular Underlying Fund for many of the products We offer. We then “net” these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that We sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.
For example, if We combine all transfer-out (redemption) requests and Surrenders of a Sub-Account with all other sales of that Underlying Fund from all Our other products, We may have to sell $1 million dollars of that Fund on any particular day. However, if other Participants and the owners of other products offered by Us, want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then We would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.
Restrictions on Sub-Account Transfers
First, you may make only one Sub-Account transfer request each day. We limit each Participants to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one “Sub-Account transfer,” however, you cannot transfer the same Participant Account value more than once a Valuation Day.
For Example:
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•If the only transfer you make on a day is a transfer of $10,000 from one Sub-Account into another Sub-Account, it would count as one Sub-Account transfer.
•If, however, on a single day you transfer $10,000 out of one Sub-Account into five other Sub-Accounts (dividing the $10,000 among the five other Sub-Accounts however you chose), that day’s transfer activity would count as one Sub-Account transfer.
•Likewise, if on a single day you transferred $10,000 out of one Sub-Account into ten other Sub-Accounts (dividing the $10,000 among the ten other Sub-Account however you chose), that day’s transfer activity would count as one Sub-Account transfer.
•Conversely, if you have $10,000 in Participant Account value distribution among 10 different Sub-Accounts and you request to transfer the Participant Account value in all those Sub-Accounts into one Sub-Account, that would also count as one Sub-Account transfer.
•However, you cannot transfer the same Participant Account value more than once in one day. That means if you have $10,000 in a money market fund Sub-Account and you transfer all $10,000 into a stock fund Sub-Account, on that same day you could not then transfer the $10,000 out of the stock fund Sub-Account into another Sub-Account.
Second, you are allowed to submit a total of 20 Sub-Account transfers each Calendar Year (the “Transfer Rule”) by U.S. Mail, Voice Response Unit, internet, or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, We will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, Our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.
We may aggregate a Contract Owner’s Contracts or a Participant’s Participant Accounts for the purposes of enforcing these restrictions.
The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation program. Reallocations made based on a Fund merger or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.
The Contracts provide for a Transfer Fee of $5 that applies to transfers between available investment options under the Contract. We do not currently charge the $5 Transfer Fee.
We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase or become a Participant under this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don’t purchase or become a Participant under this Contract if you plan to engage in “market timing,” which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you, as discussed below:
Fund Trading Policies
Generally, you are subject to an Underlying Fund’s trading policies, if any. We are obligated to provide, at the Underlying Fund’s request, tax identification numbers and other shareholder identifying information contained in Our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, We have agreed to serve as a Fund’s agent to help monitor compliance with that Underlying Fund’s trading policy.
We are obligated to follow each Underlying Fund’s instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning Sub-Account transfers into an Underlying Fund or other funds within that fund complex. We are not authorized to grant exceptions to an Fund’s trading policy. Please refer to each Underlying Fund’s prospectus for more information. Transactions that cannot be processed because of the Underlying Fund’s trading policies will be considered not in good order.
In certain circumstances, the Underlying Fund’s trading policies do not apply or may be limited. For instance:
•Certain types of financial intermediaries may not be required to provide Us with shareholder information.
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•“Excepted funds” such as money market funds and any Underlying Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that an Underlying Fund treats as a single investor.
•An Underlying Fund can decide to exempt categories of Contract Owners whose contracts are subject to inconsistent trading restrictions or none at all.
•Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company sponsored contractual or systematic program such as transfers of assets as a result of asset allocation programs, automatic rebalancing programs, Annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a result of any deduction of charges or fees under a Contract; or (iv) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals, surrenders, or retirement plan contributions.
Possibility of Undetected Abusive Trading or Market Timing. We may not be able to detect or prevent all abusive trading activities. For instance,
•Since We net all the purchases and redemptions for a particular Underlying Fund for this and many of Our other products, transfers by any specific market timer could be inadvertently overlooked.
•Certain forms of variable annuities and types of Underlying Funds may be attractive to market timers. We cannot provide assurances that we will be capable of addressing possible abuses in a timely manner.
•These policies apply only to individuals and entities that own or are Participants under this Contract. However, the Underlying Funds that make up the Sub-Accounts of this Contract are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have different or less restrictive transfer rules or no transfer restrictions at all.
•In some cases, We are unable to count the number of Sub-Account transfers requested by Participants or enforce the Transfer Rule because We do not keep Participant Account records for a Contract. In those cases, the Participant Account records and Participant Sub-Account transfer information are kept by the Contract Owner or its third party service provider. These Contract Owners and third party service providers may provide Us with limited information or no information at all regarding Participant Sub-Account transfers.
Impact of Frequent Transfers
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Participant Account. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity payouts for your payee as well as reduce value of other optional benefits available under your Contract.
Separate Account investors could be prevented from purchasing Fund shares if We reach an impasse on the execution of a Fund’s trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all Our variable product investors if the Fund and We cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund’s opinion, has violated the Fund’s trading policy.
In some cases, We do not have the tax identification number or other identifying information requested by a Fund in Our records. In those cases, We rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, We may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all Participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.
General Account Option Transfers
You may make transfers out of the General Account Option to the Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%). For Contracts issued or amended on or after May 1, 1992:
•Transfers of assets presently held in the General Account option, or which were held in the General Account option at any time during the preceding three months, to any account that we determine is a competing account, are prohibited.
•Similarly, transfers of assets presently held in any account during the preceding three months, that we determine is a competing account, to the General Account option, are prohibited
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In addition, we may limit the maximum amount transferred or Surrendered from the General Account option under a Participant Account to 1/6th of such portion of the Participant Account held in the General Account option in any one Participant Contract Year.
These restrictions apply to all transfers from the General Account Option, including all systematic transfers.
As a result of these limitations, it may take a longer period of time (i.e., several years) to move Participant Account values in the General Account Option to Sub-Accounts and therefore this may not provide an effective short term defensive strategy.
Telephone and Internet Transfers
Transfer instructions received by telephone on any Valuation Day before the end of any Valuation Day will be carried out that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day.
Transfer instructions you send electronically are considered to be received by Us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the end of any Valuation Day, the instructions will be carried out that Valuation Day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgement, you should contact Us as soon as possible.
Telephone or internet transfer requests may be cancelled via the internet or by calling Us before the end of the Valuation Day you made the transfer request.
We, Our agents or Our affiliates are not responsible for losses resulting from telephone or electronic requests that We believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through Our website are genuine, including a requirement that Contract Owners and Participants provide certain identifying information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.
Contract Value
Your Participant Account value reflects the sum of the amounts under your Participant Account allocated to the General Account option and the Sub-Accounts.
There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit value. Therefore, on any Valuation Day the portion of your Participant Account allocated to the Sub-Accounts will reflect the investment performance of the Sub-Accounts and will fluctuate with the performance of the Underlying Funds.
Contributions made or Contract values allocated to a Sub-Account are converted into Accumulation Units by dividing the amount of the Contribution or allocation, minus any Premium Taxes, by the Accumulation Unit value for that Valuation Day. The more Contributions or Contract values allocated to the Sub-Accounts under your Participant Account, the more Accumulation Units will be reflected under your Participant Account. You decrease the number of Accumulation Units in a Sub-Account under your Participant Account by requesting Surrenders, transferring money out of a Sub-Account, submitting a Death Benefit claim or by electing an Annuity payout from your Participant Account.
To determine the current Accumulation Unit value, We take the prior Valuation Day’s Accumulation Unit value and multiply it by the Net Investment Factor for the current Valuation Day. The value of the Separate Account is determined at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time).
The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. At the time your Employer purchases the Contract, your Employer chooses one of the following two methods to calculate the Net Investment Factor. The value of your Participant Account will be the same, regardless of the method chosen by your Employer.
Method One
The Net Investment Factor for each Sub-Account equals:
•the net asset value per share plus applicable distributions per share of the corresponding Underlying Fund at the end of the current Valuation Day; divided by
•the net asset value per share of the corresponding Underlying Fund at the end of the prior Valuation Day; multiplied by
•the daily expense factor for the mortality, expense risk and administrative charge and any other applicable charges, adjusted for the number of days in the period.
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Method Two (not available to Contracts issued in New York)
The Net Investment Factor for each Sub-Account equals:
•the net asset value per share of the corresponding Underlying Fund at the end of the current Valuation Day; divided by
•the net asset value per share of the corresponding Underlying Fund at the end of the prior Valuation Day.
Under Method Two, the value of any applicable Underlying Fund distributions per share creates additional Accumulation Units.
We will send you a statement for each calendar quarter, that tells you how many Accumulation Units you have, their value and your total Participant Account value. You can also call (844) 804-8989 to obtain your Participant Account value or, where available, you may access your account information through our website at www.massmutual.com/govnp.
Shares of the Underlying Funds are valued at net asset value on a daily basis. A complete description of the valuation method used in valuing Fund shares may be found in the Underlying Funds’ prospectus.
Surrenders and Withdrawals
IMPORTANT TAX INFORMATION: There are certain restrictions on section 403(b) tax-sheltered annuities. As of December 31, 1988, all section 403(b) annuities have limits on full and partial surrenders. Contributions to the Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless the Contract Owner/employee has a) attained age 59 1∕2, b) a severance from employment, c) died, d) become disabled or e) experienced financial hardship (cash value increases may not be distributed for hardships prior to age 59 1∕2). Distributions prior to age 59 1∕2 due to financial hardship or separation from service may still be subject to a penalty tax of 10%. We will not assume any responsibility for determining whether a withdrawal is permissible, with or without tax penalty, in any particular situation; or in monitoring withdrawal requests regarding pre or post January 1, 1989 Contract Values. Any full or partial Surrender described above may affect the continuing tax-qualified status of some Contracts or plans and may result in adverse tax consequences to the Contract Owner. The Contract Owner, therefore, should consult with a tax adviser before undertaking any such Surrender (See “Federal Tax Considerations”).
After termination of Contributions on your behalf and prior to your Annuity Commencement Date, you will have the following options:
1.Continue your Participant’s Account under the Contract. Under this option, when the selected Annuity Commencement Date arrives, payments will begin under the selected Annuity payout option (See “Annuity Payout Options”). At any time before the Annuity Commencement Date, you may your Participant Account for a lump sum cash settlement in accordance with 3. below.
2.To provide Annuity payouts immediately. The values in your Participant’s Account may be applied, subject to contractual provisions, to provide for Fixed or Variable Annuity payouts, or a combination thereof, commencing immediately, under the selected Annuity payout option under the Contract (See “Annuity Payout Options”).
3.To Surrender your Account in a single sum. The amount received will be the value next computed after receipt of a written Surrender request for complete Surrender at the Empower Administrative Office, less any applicable Contingent Deferred Sales Charge, Annual Maintenance Fee and Premium Taxes. Payment will normally be made within seven days after We receive the written request.
4.To request a partial Surrender of your Participant’s Account. Partial Surrenders are taken from the Sub-Account(s) that you specify. If you do not specify the Sub-Account(s), We will take the amount out of all applicable Sub-Account(s) on a pro rata basis. We will deduct any applicable Sales Charges from the partial Surrender (See “Contract Charges”).
5.To begin making monthly, quarterly, semi-annual or annual withdrawals while allowing your Participant Account to remain in the Accumulation Period. Your Participant Account remains subject to the Annual Maintenance Fee and any fluctuations in the investment results of the Sub-Accounts or any of the underlying investments. You may transfer the values of your Participant Account from one or more Sub-Accounts or the General Account option to any other Sub-Account, the General Account option or to any combination thereof, subject to Contract restrictions (See “Systematic Withdrawal Option”).
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Systematic Withdrawal Option
If permitted by IRS regulations and the terms of the Plan, a Participant can make withdrawals while allowing his or her Participant Account to remain in the Accumulation Period under the Contract. Eligibility under this provision is limited to Participants who have terminated their employment with the Employer at the time they elect the Systematic Withdrawal Option (“SWO”). Payments are limited to 18.0% of the Participant’s Account annually. The minimum payment amount is $100. SWO payments generally are taxable as ordinary income and, if made prior to age 59 1∕2 , an IRS tax penalty may apply. Any Contingent Deferred Sales Charge otherwise applicable is waived on SWO payments.
Participants elect the specific dollar amount to be withdrawn, the frequency of payments (monthly, quarterly, semi-annually or annually) and the duration of payments (either a fixed number of payments or until the Participant’s Account is depleted). The duration of payments may not extend beyond the Participant’s life expectancy as of the beginning date of SWO payments or the joint and last survivor life expectancy of the Participant and the Participant’s Beneficiary. Participants may not elect the SWO if there is an outstanding loan amount.
A Participant can change the terms of a SWO as often as four times in each calendar year, can terminate the SWO at any time, and can elect one of the five available Annuity options or a partial or full lump sum withdrawal. If a partial or full lump sum withdrawal is elected within 12 months of a SWO payment, the Contingent Deferred Sales Charge that was previously waived, if any, will be deducted from the Participant’s Account upon withdrawal. Unless you direct otherwise, SWO payments will be deducted on a pro rata basis from the General Account option and each Sub-Account to which the Participant’s Account is allocated.
The SWO may only be elected pursuant to an election on a form provided by Us. Election of the SWO does not affect Participants’ other rights under the Contracts.
Payment of Surrender Value
Payments from the Sub-Accounts may be delayed beyond seven days only for periods (1) during which the New York Stock Exchange is closed other than customary weekend or holidays closings, or during which trading on the New York Stock Exchange is restricted; (2) during which an emergency exists that makes the valuation and disposal of the securities not reasonably practical; and (3) such other periods that the SEC may by order permit for the protection of investors.
Annuity Options
You are not required to annuitize this Contract. A Participant selects an Annuity Commencement Date (usually between the Participant’s 50th birthday and the date on which the Participant attains their “applicable age” as described under “Federal Tax Considerations”) and an Annuity payout option. The Annuity Commencement Date may be any day of any month before or including the month of a Participant’s 90th birthday, or an earlier date if prescribed by applicable law.
The Annuity Commencement Date and/or the Annuity payment option may be changed from time to time, but any such change must be made at least 30 days prior to the date on which Annuity payouts are scheduled to begin. Annuity payouts will normally be made on the first business day of each month, or another mutually agreed upon business day.
The Contract contains five Annuity payout options that may be selected on either a Fixed or Variable Annuity basis, or a combination thereof. If a Participant does not elect otherwise, We reserve the right to begin Annuity payouts at age 90 under Option 2 with 120 monthly payments certain. However, unless required by applicable law, We will not assume responsibility in determining or monitoring any required minimum distributions (See “Federal Tax Considerations”). Generally, depending on the terms of your retirement plan, you may select from the following payment frequencies: monthly, quarterly, semi-annually, and annually.
Annuity Payout Options
Option 1: Life Annuity where We make monthly Annuity payouts for as long as the Annuitant lives.
❖Payments under this option stop with the last monthly payment preceding the death of the Annuitant, even if the Annuitant dies after one payment. This option offers the maximum level of monthly payments of any of the other life annuity options (Options 2-4) since there is no guarantee of a minimum number of payments nor a provision for a death benefit payable to a Beneficiary.
Option 2: Life Annuity with 120, 180 or 240 Monthly Payments Certain where We make monthly payments for the life of the Annuitant with the provision that payments will be made for a minimum of 120, 180 or 240 months, as elected. If, at the death of the Annuitant, payments have been made for less than the minimum elected number of months, then any remaining guaranteed monthly payments will be paid to the Beneficiary unless other provisions have been made and approved by Us.
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Option 3: Unit Refund Life Annuity where We make monthly payments during the life of the Annuitant terminating with the last payment due prior to the death of the Annuitant, except that an additional payment will be made to the Beneficiary if (a) below exceeds (b) below:

(a)	=	total amount applied under the option at the Annuity Commencement Date
Annuity Unit value at the Annuity Commencement Date
(b)	=	number of Annuity Units represented by each monthly Annuity payout made	×	number of monthly Annuity payouts made
The amount of the additional payments is determined by multiplying the excess, if any, by the Annuity Unit value as of the date We receive Due Proof of Death.
Option 4: Joint and Last Survivor Annuity where We make monthly payments during the joint lifetime of the Annuitant and a designated individual (called the joint Annuitant) and then throughout the remaining lifetime of the survivor, ending with the last payment prior to the death of the survivor.
❖When the Annuity is purchased, the Annuitant elects what percentage (50%, 662/3%, 75% or 100%) of the monthly Annuity payout will continue to be paid to the survivor.
❖Under this Option 4, it would be possible for an Annuitant and joint Annuitant to receive only one payment in the event of the common or simultaneous death of the Annuitant and joint Annuitant prior to the due date for the second payment.
Option 5: Payments for a Designated Period where We agree to make monthly payments for the number of years selected. Under the Contracts, the minimum number of years is five. In the event of the Annuitant’s death prior to the end of the designated period, the present value of any then remaining payments will be paid in one lump sum to the Beneficiary unless other provisions have been made and approved by Us.
❖Option 5 does not involve life contingencies and does not provide any mortality guarantee.
❖Surrenders are subject to the limitations set forth in the Contract and any applicable Contingent Deferred Sales Charges (See “Contract Charges”).
For Contracts issued in New York, no surrenders are permitted by the Annuitant after Annuity payments commence under Option 5.
Once Annuity payouts have started, no Surrenders are permitted except from an annuity under Annuity Payout Option 5 - Payments for a Designated Period – that are paid on a variable basis. Such surrenders may be subject to a Contingent Deferred Sales Charge.
Options 2 and 5 are available only if the guaranteed Annuity payout period is less than the life expectancy of the Annuitant or the joint life expectancy of the Annuitant and their Joint Annuitant at the time the option becomes effective. Such life expectancy shall be computed on the basis of the mortality table prescribed by the IRS or, if none is prescribed, the mortality table then in use by Us.
We may offer other Annuity payout options from time to time. Not all Annuity payout options will be available in all states or in all Contracts.
Calculation of Annuity Payment
During the Annuity Period, your Participant Account Value will be applied to the Annuity Payout Option on either a fixed or variable basis, as you select. The minimum Annuity payout is $20. No election may be made which results in a first payment of less than $20. If at any time Annuity payouts are or become less than $20 We have the right to change the frequency of payment to intervals that will result in payments of at least $20.
Variable Annuity Payments
The value of the Annuity Unit for each Sub-Account in the Separate Account for any day is determined by multiplying the value for the preceding day by the product of (1) the Net Investment Factor (see “Contract Value”) for the day for which the Annuity Unit value is being calculated, and (2) a factor to neutralize the assumed net investment rate discussed below.
The value of the Contract is determined as the product of the value of the Accumulation Unit credited to each Sub-Account no earlier than the close of business on the fifth business day preceding the date the first Annuity payout is due and the number of Accumulation Units credited to each Sub-Account as of the date the Annuity is to commence.
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The first monthly payment varies according to the Annuity payout option selected. The Contract cites Annuity tables derived from the 1983a Individual Annuitant Mortality Table with an assumed interest rate (“A.I.R.”) of 4.00% per annum. The total first monthly Annuity payout is determined by multiplying the value (expressed in thousands of dollars) of a Sub-Account (less any applicable Premium Taxes) by the amount of the first monthly payment per $1,000 of value obtained from the tables in the Contracts. With respect to Fixed Annuities only, the current rate will be applied if it is higher than the rate under the tables in the Contract.
Level Annuity payouts would be provided if the net investment rate remained constant and equal to the A.I.R. In fact, payments will vary up or down in the proportion that the net investment rate varies up or down from the A.I.R. A higher A.I.R. may produce a higher initial payment but more slowly rising and more rapidly falling subsequent payments than would a lower interest rate assumption.
The amount of the first monthly Annuity payout, determined as described above, is divided by the value of an Annuity Unit for the appropriate Sub-Account not later than the fifth business day preceding the day on which the payment is due in order to determine the number of Annuity Units represented by the first payment. This number of
Annuity Units remains fixed during the Annuity Period, and in each subsequent month the dollar amount of the Annuity payout is determined by multiplying this fixed number of Annuity Units by the then current Annuity Unit value.
The Annuity payouts will be made on the date selected. The Annuity Unit value used in calculating the amount of the Annuity payouts will be based on an Annuity Unit value determined as of the close of business on a day not more than the fifth business day preceding the date of the Annuity payout.
Here is an example of how a Variable Annuity is determined:

ILLUSTRATION OF ANNUITY PAYOUTS: (UNISEX) AGE 65, LIFE ANNUITY WITH 120 PAYMENTS CERTAIN
A.	Net amount applied	$139,782.50
B.	Initial monthly income per $1,000 of payment applied	6.13
C.	Initial monthly payment (A × B ÷ 1,000)	$856.87
D.	Annuity Unit Value	3.125
E.	Number of monthly annuity units (C ÷ D)	274.198
F.	Assume annuity unit value for second month equal to	2.897
G.	Second monthly payment (F × E)	$794.35
H.	Assume annuity unit value for third month equal to	3.415
I.	Third month payment (H × E)	$936.39
The above figures are simply to illustrate the calculation of a Variable Annuity and have no bearing on the actual historical record of any Separate Account.
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Benefits Available Under the Contract
The following table summarizes information about the benefits under the Contract.

Benefit	Purpose	Whether Benefit Is Standard or Optional	Maximum Fee	Restrictions/ Limitations
Death Benefit
If the participant dies during the Accumulation Period, then the type of death benefit paid depends on whether the participant died (a) before age 65, or (b) on or after age 65. If the participant died before age 65, a Minimum Death Benefit is payable to the Beneficiary, which is generally the greater of the greater of (a) the value of the Participant Account and (b) 100% of the Contributions to the Participant Account less prior Surrenders and outstanding Participant loans.If the participant dies on or after age 65, then the Contract pays a death benefit equal to the Participant Account Value, less any outstanding charges and loan balances.
Standard
1.25% (Either deducted via Method 1 (daily deduction as a percentage of net asset value of each fund) or Method 2 (quarterly deduction as a percentage of the average daily assets of Sub-Accounts during calendar quarter), depending on which method is selected by your Employer)

•For Minimum Death Benefit, value of Participant account measured on date that all completed paperwork received for all states except IL.In IL, measured on date Due Proof of Death is received.
•The deduction of advisory fees will reduce your death benefit.

Participant Loan	The Participant may be able request a loan from his or her Participant Account Value during the Accumulation Phase if permitted by the Code and the terms of the Plan.	Standard	Loan set-up fee of $50.00 and annual loan administration fee of $50.00.	•Must be permitted by the Code and the terms of the Plan.
Systemic Withdrawal Option	The Participant may be able request a loan from his or her Participant Account Value during the Accumulation Phase if permitted by the Code and the terms of the Plan.	Standard	None
•Limited to Participants who have terminated their employment with the Employer;
•Duration of payments may not extend beyond the Participant’s life expectancy;
•A Participant may not elect the Systemic Withdrawal Option if there is an outstanding Loan.

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Death Benefits
Determination of the Beneficiary: The Beneficiary is the person or persons designated to receive payment of the death benefit upon the death of the Participant. If no designated Beneficiary remains living at the death of the Participant, the Participant’s estate is the Beneficiary.
Death before the Annuity Commencement Date:
•Death prior to age 65: If the Participant dies before the Annuity Commencement Date or the Participant’s attainment of age 65 (whichever comes first) the Minimum Death Benefit is payable to the Beneficiary. The Minimum Death Benefit is the greater of (a) the value of your Participant Account determined as of the day we receive Due Proof of Death and our receipt of a completed settlement instruction at our Administrative Offices or (b) 100% of the total Contributions made to your Participant Account, reduced by any prior partial Surrenders or outstanding Participant loan indebtedness. For Contracts purchased in Illinois, the Minimum Death Benefit is the greater of (a) the value of your Participant Account determined as of the day we receive Due Proof of Death at our Administrative Offices or (b) 100% of the total Contributions made to your Participant Account, reduced by any prior partial Surrenders or outstanding Participant loan indebtedness. To the extent you have Related Contracts under your plan, we may take into consideration corresponding Participant Account values, Contributions, Surrenders, or loan indebtedness in calculating the Minimum Death Benefit. The value of a Participant’s Account on any Valuation Day before the Annuity Commencement Date will be reduced by any applicable Premium Taxes not already deducted.
•Death on or after age 65: If the Participant dies before the Annuity Commencement Date but on or after the Participant’s 65th birthday, the Beneficiary(ies) will receive the value of your Participant Account (less any applicable Premium Taxes not already deducted) as of the date we receive Due Proof of Death and our receipt of a completed settlement instruction at our Administrative Offices. For Contracts purchased in Illinois, the Beneficiary(ies) will receive the value of your Participant Account (less any applicable Premium Taxes not already deducted) as of the date we receive Due Proof of Death at our Administrative Offices.
Calculation of the death benefit: Except for Contracts purchased in Illinois, if the Participant dies before the Annuity Commencement Date, the death benefit will be calculated as of the date we receive Due Proof of Death and our receipt of a completed settlement instruction. The death benefit remains invested in the Separate Account and/or General Account option according to your last instructions until the proceeds are paid or we receive new settlement instructions from the Beneficiary. During the time period between our receipt of Due Proof of Death and our receipt of the completed settlement instructions, the calculated death benefit will be subject to market fluctuations. Upon receipt of complete settlement instructions, we will calculate the payable amount.
If the proceeds are taken in a single sum, payment will normally be made within seven days of our receipt of completed settlement instructions.
You may apply the death benefit payment to any one of the Annuity payout options (See “Annuity Payout Options”) instead of receiving the death benefit payment in a single sum. An election to receive payment of death benefits under an Annuity payout option must be made before a lump sum settlement and within one year after the death by written notice to us at our Administrative Offices. Proceeds due on death may be applied to provide variable payments, fixed payments, or a combination of variable and fixed payments. No election to provide Annuity payouts will become operative unless the initial Annuity payout is at least $20 on either a variable or fixed basis, or $20 on each basis when a combination benefit is elected. The manner in which the Annuity payouts are determined and in which they may vary from month to month are the same as applicable to a Participant’s Account after retirement (See “Contract Value”).
Death on or after the Annuity Commencement Date: If the Annuitant dies on or after the Annuity Commencement Date, there may be no payout at death unless the Annuitant has elected an Annuity payout option that permits the Beneficiary to elect to continue Annuity payouts or to receive the computed value.
Participant Loans
During the Accumulation Period, a Participant under a Tax-sheltered Annuity plan may request a loan from his or her Participant Account, if permitted by the Plan. Loans from a Participant’s Account may not be available in all states or may be subject to restrictions. When you initiate a loan from your Participant Account, We deduct a loan set-up fee of $50. In addition, while your loan is outstanding, We deduct a $50 annual loan administration fee from your Participant Account on a quarterly basis. We deduct 25 percent of the annual fee on the last Valuation Day of each quarter, or from the proceeds of a full Surrender of your Participant Account.
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When you take a loan from your Participant Account, for record-keeping purposes, an amount equal to your loan, plus interest, is placed into a loan account. When you make loan repayments, the amount of the loan account decreases until your loan account is re-paid in full. You must pay back your loan according to the payment schedule set by the terms of your loan agreement. The loan agreement describes the terms, conditions, and any fees or charges of your loan.
Loans will have a permanent effect on the Participant’s Account because the investment results of each Sub-Account will apply only to the amount remaining in such Sub-Account. The longer a loan is outstanding, the greater the impact on the Participant’s Account is likely to be. Also, if not repaid, the outstanding loan balance will reduce the death benefit otherwise payable to the Beneficiary.
Federal Tax Considerations
General
The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on Our understanding of the existing provisions of the Code, Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income.
This summary has been prepared by Us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.
THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.
Civil Unions & Domestic Partnerships
Upon your death, a surviving spouse may have certain continuation rights under the Contract that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of ”spouse“ under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Parties to a civil union or domestic partnership are not treated as spouses under federal law. Consequently, certain transactions, such as change of ownership or continuation of the contract after death, may be taxable to those individuals. You should consult a tax and/or legal advisor for more information on this subject if it applies to you.
Tax Reporting
The federal, as well as state and local, tax laws and regulations require Us to report certain transactions with respect to the Contract (such as an exchange of or a distribution from the Contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide you with a copy of what was reported. This copy is not intended to supplant your own records. It is your responsibility to ensure that what you report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on your books and records. You should review whatever is reported to the taxing authorities by Us against your own records, and in consultation with your own tax advisor, and should notify Us if you find any discrepancies in case corrections have to be made.
Taxation of Talcott Resolution and the Separate Account
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The Separate Account is taxed as part of Talcott Resolution which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a ”regulated investment company“ under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. (See ”Contract Value“). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.
Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. Talcott Resolution is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since Talcott Resolution is the owner of the assets from which the tax benefits are derived.
Diversification of the Separate Account
For certain types of Contracts, the Internal Revenue Code (”Code“) requires that investments supporting these Contracts be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Underlying Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.
The Treasury Department’s diversification regulations under Code Section 817(h) require, among other things, that:
•no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,
•no more than 70% is represented by any two investments,
•no more than 80% is represented by any three investments and
•no more than 90% is represented by any four investments.
In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.
A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to pay the tax due for the period during which the diversification requirements were not met.
Tax Ownership of the Assets in the Separate Account
In order for certain variable annuity contracts to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the ”owner“ of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the ”tax owner“ of certain separate account assets, income and gain from such assets would be includable in the variable contract owner’s gross income. The U.S. Tax Court followed the IRS position and held that a variable contract owner would be treated for federal tax purposes as the owner of the separate account assets (Webber v. Commissioner, 14 Tax Court No. 17, June 30, 2015). The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular sub-accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and variable life insurance contracts. The distinction between when a variable contract owner will be determined to own the separate account under the analysis of the IRS and the Tax Court can best be illustrated by the following IRS rulings.
Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer’s separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such ”public availability“ means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in Our Separate Account for your Contract are available for purchase except through an insurer’s variable contracts or by other permitted entities.
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Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Underlying Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, We believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, We reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.
Non-Natural Persons as Owners
Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:
•A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),
•A contract acquired by the estate of a decedent by reason of such decedent’s death,
•Certain contracts acquired with respect to tax-qualified retirement arrangements,
•Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or
•A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract’s purchase.
A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.
Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the ”holder“ in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a ”holder.“ In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the ”holder.“ However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.
Annuity Purchases by Nonresident Aliens and Foreign Corporations
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to Talcott Resolution. If withholding applies, We are required to withhold tax at the 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence.
Generation Skipping Transfer Tax
Under certain circumstances, the Code may impose a ”generation skipping transfer tax“ when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require Talcott Resolution to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
Tax-Qualified Retirement Plans
This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.
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The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a ”Qualified Plan“ or ”Plan“). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.
The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not Us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance with regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on Our books and records. If you are purchasing a Contract through a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Contract Value.
The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into Our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.
We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.
Individual Retirement Annuities (”IRAs“)
In addition to ”traditional“ IRAs governed by Code Sections 408(a) and (b) (”Traditional IRAs“), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.
a.Traditional IRAs
Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions (”RMDs“) when the Owner reaches their Required Beginning Date or dies (or the distribution qualifies for one of the other exceptions to the penalty on early distributions), as described below, may result in imposition of a 25% penalty tax on any excess of the RMD amount over the amount actually distributed. This excise tax is reduced to 10% if a distribution of the shortfall is made within two years and to the date the excise tax is assessed or imposed by the IRS. In addition, any amount received before the Owner reaches age 59 1∕2 or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.
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You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. Effective January 1, 2020, non-spouse ”designated beneficiaries“ of a deceased Owner must generally receive distributions within 10 years of the death of the Owner. However, the life expectancy payout option (a/k/a ”IRA stretch“) is still available for non-spouse beneficiaries who are ”Eligible Designated Beneficiaries“ enabling them to make a tax-free ”direct rollover“ (in the form of a direct transfer between Plan fiduciaries, as described below in ”Rollover Distributions“) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an ”inherited IRA“ that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant). ”Eligible Designated Beneficiaries“ include beneficiaries who are not more than 10 years younger, disabled, chronically ill, and minors until age of majority, at which time the 10-year rule applies. In addition, such a Plan is not required to permit such a rollover.
b.SEP IRAs
Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension (”SEP“) or a SEP IRA. A SEP IRA can have employer, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
c.SIMPLE IRAs
The Savings Incentive Match Plan for Employees of small employers (”SIMPLE Plan“) is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees (”SIMPLE IRAs“). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 25% penalty tax for failure to make a full RMD (or reduced amount), and to the 10% penalty tax on premature distributions, as described below. In addition, the 10% penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.
If We do not serve as the Designated Financial Institution for your employer’s SIMPLE Plan, for you to use one of Our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with Us.
d.Roth IRAs
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Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner’s lifetime. Generally, however, upon the Owner’s death the amount remaining in a Roth IRA must be distributed by the end of the tenth year after such death for non-spouse designated beneficiaries or distributed over the life or life expectancy of an Eligible Designated Beneficiary. The Owner of a Traditional IRA or other qualified plan assets may convert a Traditional IRA into a Roth IRA under certain circumstances. The conversion of a Traditional IRA or other qualified plan assets to a Roth IRA will subject the fair market value of the converted Traditional IRA to federal income tax in the year of conversion. In addition to the amount held in the converted Traditional IRA, the fair market value may include the value of additional benefits provided by the annuity contract on the date of conversion, based on reasonable actuarial assumptions. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. Distributions from eligible Qualified Plans can be ”rolled over“ directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a ”conversion“ Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan
Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of ”incidental“ death benefits, and the time when RMDs must commence. There are annual limits on contributions to 401(a) defined contribution plans generally, and to 401(k) plans specifically. Salary reduction contributions to a 401(k) option cannot exceed the lesser of a dollar limit ($23,500 in 2025) or 100% of the employee’s ”includible compensation.“ For participants over age 50, a special additional catch-up provision may be available ($7,500 in 2025 or $11,250 if the participant is age 60-63). In addition, a Plan’s provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. In addition, elective deferrals made by participants under a 401(k) arrangement are subject to specific distribution limitations similar to those outlined below for 403(b) plans. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.
In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits ”incidental“ to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.
Tax-Sheltered Annuity under Section 403(b) (”TSA“)
Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code Section 501(c)(3) to purchase a ”tax-sheltered annuity“ (”TSA“) contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee’s gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit ($23,500 in 2025) or 100% of the employee’s ”includable compensation“ for the most recent full year of service, subject to other adjustments. There are also legal limits on the annual elective deferrals a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased ($7,500 in 2025 or $11,250 if the participant is age 60-63). A TSA participant should contact the Plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.
A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:
a.after the employee reaches age 59 1∕2;
b.upon the employee’s separation from service;
c.upon the employee’s death or disability;
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d.in the case of hardship as defined in applicable regulations (and in the case of hardship, any income attributable to such contributions may not be distributed);
e.as a qualified reservist distribution upon certain calls to active duty; or
f.with respect to amounts invested in a lifetime income investment, the date that is 90 days prior to the day that such lifetime income investment may no longer be held as an investment option under the plan.
An employer sponsoring a TSA may impose additional restrictions on your TSA through its Plan document.
Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits ”incidental“ to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA.
Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant’s or beneficiary’s accumulated benefit immediately before such exchange (taking into account such participant’s or beneficiary’s accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant’s employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information.
Deferred Compensation Plans under Section 457 (”Section 457 Plans“)
Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a ”governmental employer“ is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an ”Eligible Deferred Compensation Plan“ or ”Section 457(b) Plan.“ Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant’s includible compensation or (2) the applicable dollar amount, ($23,500 in 2025). The Plan may provide for additional ”catch-up“ contributions. One catch-up contribution allows participants over age 50 to make additional contributions each year ($7,500 in 2025 or $11,250 if the participant is age 60-63); while another permits 457(b) pre-retirement contributions in the three prior years to, but not including, the year the participant reaches normal retirement age. A participant cannot use both catch-up provisions concurrently. In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 59 1∕2, (2) the participant has a severance from employment (including death), (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations), or (4) with respect to amounts invested in a lifetime income investment, the date that is 90 days prior to the date that such lifetime income investment may no longer be held as an investment option under the Plan.
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Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts, certain other insurance contracts, and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (nongovernmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. Where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer’s general creditors under Code Section 457(b)(6).
Taxation of Amounts Received from Qualified Plans
Except under certain circumstances in the case of Roth IRAs or Roth accounts in a Qualified Plan, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other ”investment in the contract.“ For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, Code Section 72 provides the tax rules for determining what portion of each amount received represents a tax-free recovery of ”investment in the contract“.
For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the ”investment in the contract,“ based on the ratio of the ”investment in the contract“ over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.
In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.
Penalty Taxes for Qualified Plans
Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions (”RMDs“). Penalty taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The penalty taxes on premature distributions and failures to make timely RMDs are more uniform and are described in more detail below.
a.Penalty Taxes on Premature Distributions
Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59 1∕2. However, this 10% penalty tax does not apply to a distribution that is either:
i.made to a beneficiary (or to the employee’s estate) on or after the employee’s death;
ii.attributable to the employee’s becoming disabled under Code Section 72(m)(7);
iii. part of a series of substantially equal periodic payments (not less frequently than annually  —  ”SEPPs“) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary (”SEPP Exception“), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;
iv.(except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);
v.(except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);
vi.not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year which are not reimbursed by health insurance (without regard to whether the taxpayer deducts the unreimbursed medical expenses);
vii.certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty;
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viii.distributions of up to $5,000 from a retirement plan in the case of a birth or adoption of a child under Code Section 72(t)(2)(H); or
ix.certain designated qualified disaster distributions.
In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:
i.made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;
ii.not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7);
iii.for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8); or
iv.certain other exceptions to the 10% penalty tax.
If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59 1∕2 and (b) 5 years have elapsed since the first of these periodic payments.
For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual’s employer under a SIMPLE Plan, the 10% penalty tax rate is increased to 25%.
b.RMDs and 25% Penalty Tax
If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution (”RMD“) for the year, the participant is subject to a 25% penalty tax on the amount that has not been timely distributed. This excise tax is reduced to 10% if a distribution of the shortfall is made within two years and to the date the excise tax is assessed or imposed by the IRS.
An individual’s interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of  —
i.the calendar year in which the individual attains their applicable age, or
ii.(except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.
If the individual attains (1) age 70 1∕2 before 2020, the applicable age is 70 1∕2; (2) age 72 during or after 2020 but before 2023, the applicable age is 72; (3) age 72 during or after 2023 and age 73 before 2033, the applicable age is 73; or (4) age 74 after 2032, the applicable age is 75.
The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over  —
a.the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or
b.over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.
Effective January 1, 2020, non-spouse ”designated beneficiaries“ of a deceased plan participant Owner must generally receive distributions within 10 years of the death of the participant. However, the life expectancy payout option (a/k/a ”stretch payout“) is still available for non-spouse beneficiaries who are ”Eligible Designated Beneficiaries“ enabling them to make a tax-free ”direct rollover“ (in the form of a direct transfer between Plan fiduciaries, as described below in ”Rollover Distributions“) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an ”inherited IRA“ that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant). ”Eligible Designated Beneficiaries“ include beneficiaries who are not more than 10 years younger, disabled, chronically ill, and minors until age of majority, at which time the 10-year rule applies.
If an individual dies after RMDs have begun for such individual, any remainder of the individual’s interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual’s death.
The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner’s surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
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The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount. RMDs also can be made in the form of Annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.
In addition, in computing any RMD amount based on a contract’s account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 25% penalty tax for RMDs (or reduced amount) if such additional RMD amount is not timely distributed. There is a recent exception to the RMD rules for certain lifetime income annuity benefits (Qualified Longevity Annuity Contracts, or ”QLAC“), provided by Revenue Ruling 2012-3 and proposed Treasury regulations.
Tax Withholding for Qualified Plans
Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. The federal income tax withholding requirements, including any ”elections out“ and the rate at which withholding applies are different for periodic and non-periodic distributions. Special rules apply when the distribution is an ”eligible rollover distribution“ from a Qualified Plan (described below in ”Rollover Distributions“). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the ”eligible rollover distribution,“ to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in ”Rollover Distributions“). Payees cannot elect out of this mandatory 20% withholding in the case of such an ”eligible rollover distribution.“
Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.
Regardless of any ”election out“ (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee’s total tax liability.
Rollover Distributions
The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plans (a ”direct transfer“ or a ”direct rollover“) or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a ”60-day rollover“), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, We advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.
For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transferor Plan and if other applicable conditions are met. Such a ”direct transfer“ between the same kinds of Plan is generally not treated as any form of ”distribution“ out of such a Plan for federal income tax purposes.
By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a ”distribution“ out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a ”direct rollover“ (made directly to another Plan) or as a ”60-day rollover.“ The tax restrictions and other rules for a ”direct rollover“ and a ”60-day rollover“ are similar in many ways, but if any ”eligible rollover distribution“ made from certain types of Qualified Plan is not transferred directly to another Plan by a ”direct rollover,“ then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a ”60-day rollover“ by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a ”60-day rollover“, the amount that is not rolled over remains subject to normal income tax plus any applicable penalty.
Under Code Sections 402(f)(2)(A) and 3405(c)(3) an ”eligible rollover distribution“ (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a ”direct rollover“) is generally any distribution to an employee of any portion (or all) of the balance to the employee’s credit in any of the following types of ”Eligible Retirement Plan“: (1) a Qualified Plan under Code Section 401(a) (”Qualified 401(a) Plan“), (2) a qualified annuity plan under Code Section 403(a) (”Qualified Annuity Plan“), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an ”eligible rollover distribution“ does not include any distribution that is either  —
a.an RMD amount;
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b.one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or
c.any distribution made upon hardship of the employee.
Before making an ”eligible rollover distribution,“ a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the ”direct rollover“ and ”60-day rollover“ rules and the distribution’s exposure to the 20% mandatory withholding if it is not made by ”direct rollover.“ Generally, under Code Sections 402(c), 403(b)(8) and 457 (e)(16), a ”direct rollover“ or a ”60-day rollover“ of an ”eligible rollover distribution“ can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an ”eligible rollover distribution“ that can qualify for a tax-free ”60-day rollover“ is limited to the amount that otherwise would be includable in gross income. By contrast, a ”direct rollover“ of an ”eligible rollover distribution“ can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a ”predecessor“ Qualified Plan.
Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free ”direct rollover“ or ”60-day rollover“ can be made between a ”Non-Roth IRA“ (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from Non-Roth IRA to a Roth IRA, or a ”conversion“ of a Non-Roth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free ”direct rollover“ or ”60-day rollover“ can be made between an ”inherited IRA“ (Non-Roth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a ”direct rollover“ or a ”60-day rollover“ to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a ”direct rollover“ or a ”60-day rollover“ to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no l-year limit applies to any such ”direct rollover.“ Similar rules apply to a ”direct rollover“ or a ”60-day rollover“ of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer’s SIMPLE Plan is generally disqualified (and subject to the 25% penalty tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a ”direct rollover“ or a ”60-day rollover“ to an Eligible Retirement Plan that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).
Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a non-spouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS and to qualified Coronavirus Related Distributions.
Distribution
The Contracts are no longer offered for sale. MML Distributors, LLC (”MMLD“), a subsidiary of Massachusetts Mutual Life Insurance Company (”MassMutual“), is the principal underwriter of the Contracts, which are sold by affiliated and unaffiliated broker-dealer, and financial institutions.
MMLD is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (”FINRA“). The principal business address of MMLD is 1295 State Street, Springfield, MA 01111.
Financial Intermediaries receive commissions (described below under ”Commissions“). Certain selected Financial Intermediaries also receive additional compensation (described below under ”Additional Payments“). All or a portion of the payments made to Financial Intermediaries may be passed on to Registered Representatives according to a Financial Intermediaries’ internal compensation practices.
Affiliated broker-dealers also employ individuals called ”wholesalers“ in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract value.
40

Commissions
Upfront commissions paid to Financial Intermediaries generally range from 0% to up to 7% of each Contribution you pay for your Contract. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1.20% of your Contract value. MMLD pays different commissions based on the Contract variation that you buy.
Commission arrangements vary from one Financial Intermediary to another. We and MMLD are not involved in determining your Registered Representative’s compensation. Under certain circumstances, your Registered Representative may be required to return all or a portion of the commissions paid.
Check with your Registered Representative to verify whether your account is a brokerage or an advisory account. Your interests may differ from Ours and your Registered Representative (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your Registered Representative (or the Financial Intermediary with which they are associated) can be paid both by you and MMLD and its affiliates based on what you buy. Therefore, profits, and your Registered Representative’s (or their Financial Intermediary’s) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.
Additional Payments
Subject to FINRA and Financial Intermediary rules, MMLD and its affiliates also make additional payments to Financial Intermediaries (who may or may not be affiliated with Us) to encourage the sale of this Contract and other contracts that We issue to retirement programs that We or Our affiliates offer (”Additional Payments“). Additional Payments are generally based on average net assets (or aged assets) of the contracts or programs attributable to a particular Financial Intermediary, on sales of the contracts or programs attributable to a particular Financial Intermediary, and/or sales expenses. Additional Payments may be used for various purposes, and may take various forms, such as:
•Payments for access to Registered Representatives and/or Financial Intermediaries, such as through one-on-one wholesaler visits or attendance at national sales meetings or similar events.
•Payments for inclusion of Our products on a Financial Intermediary’s ”preferred list“; participation in, or visibility at, national and regional conferences; and/or articles in Financial Intermediary publications highlighting Our products and services.
•Payments for various marketing expenses such as joint marketing campaigns and/or Financial Intermediary event advertising/participation; sponsorship of Financial Intermediary sales contests and/or promotions in which participants (including Registered Representatives) receive prizes such as travel awards, merchandise and recognition; and expenses of generating clients.
•Payment and support to Underlying Fund companies including Fund related wholesaler support, training and marketing activities for certain Funds, and providing sales activity reports.
•Sales support through such things as providing hardware and software, operational and systems integration, links to Our website from a Financial Intermediary’s websites; shareholder services (including sub-accounting) sponsorship of Financial Intermediary due diligence meetings; and/or expense allowances and reimbursements.
•”Due diligence“ payments for a Financial Intermediary’s examination of a product; payments for educational training, sales or training seminars, conferences and programs, sales and service desk training, and/or client or prospect seminar sponsorships.
•Occasional meals and entertainment, tickets to sporting events and other gifts.
More Information
Modification of the Contracts
Subject to any federal and state regulatory restrictions, We may modify the Contracts at any time by written agreement between the Contract Owner and Us. No modification will affect the amount or term of any Annuities begun prior to the effective date of the modification, unless it is required to conform the Contract to, or give the Contract Owner the benefit of, any federal or state statutes or any rule or regulation of the U.S. Treasury Department or the Internal Revenue Service.
On or after the fifth anniversary of any contract we may change, from time to time, any or all of the terms of the Contracts by giving 90 days advance written notice to the Contract Owner, except that the Annuity tables, guaranteed interest rates and the Contingent Deferred Sales Charges which are applicable at the time a Participant’s Account is established under a contract, will continue to be applicable.
41

We may modify the Contract at any time if such modification: (i) is necessary to make the Contract or the Separate Account comply with any law or regulation issued by a governmental agency to which We are subject; or (ii) is necessary to assure continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or annuity contracts; or (iii) is necessary to reflect a change in the operation of the Separate Account or the Sub-Accounts); or (iv) provides additional Separate Account options; or (v) withdraws Separate Account options. In the event of any such modification We will provide notice to the Contract Owner or to the payee(s) during the Annuity period. Talcott may also make appropriate endorsement in the Contract to reflect such modification.
A contract may be suspended by the Contract Owner by giving us written notice at least 90 days before the effective date of the suspension at our Administrative Office. A contract will be suspended automatically on its anniversary if the Contract Owner fails to assent to any modification of a contract. In this context, such modifications would have become effective on or before that anniversary.
Upon suspension of a 403(b) Contract, we will continue to accept Contributions, subject to the terms of the Contract, as such terms are applicable to Participant’s Accounts under the Contracts prior to such suspension. However, no Contributions will be accepted on behalf of any new Participant Accounts. Annuitants at the time of any suspension will continue to receive their Annuity payouts. The suspension of a 403(b) Contract will not preclude a Contract Owner from applying existing Participant’s Accounts to the purchase of Fixed or Variable Annuity benefits.
Upon suspension of all other Contracts, Talcott Resolution will not accept future contributions.
Reservation of Rights Under the Contract
We may, at Our sole discretion, elect not to exercise a right or reservation specified in this Contract. If we elect not to exercise a right or reservation, We are not waiving it. We may decide to exercise a right or a reservation that We previously did not exercise.
Legal Proceeding
Like other insurance companies, We are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, We do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts.
Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s results of operations or cash flows in particular quarterly or annual periods.
42

Appendix A – Underlying Funds
The following is a list of the Underlying Funds currently available under the Contract. In the event more than one Underlying Funds were offered under the Contract, the Underlying Funds available to you may vary by Employer. In such an event, you should refer to your retirement plan documents for a list of Underlying Funds available to you. More information about the Underlying Fund is available in the prospectuses for the Fund, which may be amended from time to time and can be found online at https://plan.empower-retirement.com/plancloudws/fundprospectus. You can also request this information at no cost by calling (844) 804-8989 or sending an email request to participantservices@empower.com.
The current expenses and performance information below reflect fees and expenses of the Underlying Funds, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. The past performance of a Fund is not necessarily an indication of future performance.

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Growth	American Century Growth Fund - Investor Class*	0.89%	26.21%	16.41%	14.96%
	Adviser: American Century Investment Management Inc
	Subadviser: N/A
US Fund Small Value	American Century Small Cap Value Fund - Investor Class	1.09%	7.20%	9.62%	9.01%
	Adviser: American Century Investment Management Inc
	Subadviser: N/A
US Fund Money Market-Taxable	American Century U.S. Government Money Market Fund - Class A	0.71%	4.62%	2.05%	1.48%
	Adviser: American Century Investment Management Inc
	Subadviser: N/A
US Fund Moderate Allocation	American Funds American Balanced Fund® - Class R4	0.59%	14.90%	8.09%	8.09%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Global Large-Stock Blend	American Funds Capital World Growth and Income Fund℠ - Class R4	0.76%	13.86%	8.53%	8.19%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Foreign Large Growth	American Funds EuroPacific Growth Fund® - Class R4	0.82%	4.68%	3.58%	5.30%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
APP A-1

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Growth	American Funds The Growth Fund of America® - Class R4 (Closed to new and subsequent Contributions and transfers of Participant Account values)	0.64%	28.39%	14.92%	13.63%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Mid-Cap Value	Artisan Mid Cap Value Fund - Investor Class	1.17%	4.49%	7.38%	6.57%
	Adviser: Artisan Partners Limited Partnership
	Subadviser: N/A
US Fund Small Growth	Baron Small Cap Fund - Retail Shares	1.30%	13.28%	9.89%	10.21%
	Adviser: BAMCO Inc
	Subadviser: N/A
US Fund Target-Date 2065+	BlackRock LifePath® Dynamic 2065 Fund - Institutional Shares *	0.59%	16.50%	9.41%	10.26%
	Adviser: BlackRock Fund Advisors
	Subadviser: BlackRock International Limited;BlackRock (Singapore) Ltd;
US Fund Target-Date 2065+	BlackRock LifePath® Dynamic 2070 Fund - Institutional Shares*	0.59%	-5.71%	-5.71%	-5.71%
	Adviser: BlackRock Fund Advisors
	Subadviser: BlackRock International Limited;BlackRock (Singapore) Ltd;
US Fund Target-Date 2030	BlackRock LifePath® Dynamic 2030 Fund - Institutional Shares*	0.59%	10.28%	6.18%	6.76%
	Adviser: BlackRock Fund Advisors
	Subadviser: BlackRock International Limited;BlackRock (Singapore) Ltd;
APP A-2

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Target-Date 2040	BlackRock LifePath® Dynamic 2040 Fund - Institutional Shares*	0.59%	13.93%	8.30%	8.30%
	Adviser: BlackRock Fund Advisors
	Subadviser: BlackRock International Limited;BlackRock (Singapore) Ltd;
US Fund Target-Date 2050	BlackRock LifePath® Dynamic 2050 Fund - Institutional Shares*	0.59%	16.46%	9.40%	8.94%
	Adviser: BlackRock Fund Advisors
	Subadviser: BlackRock International Limited;BlackRock (Singapore) Ltd;
US Fund Target-Date 2060	BlackRock LifePath® Dynamic 2060 Fund - Institutional Shares*	0.59%	17.07%	9.49%	9.79%
	Adviser: BlackRock Fund Advisors
	Subadviser: BlackRock International Limited;BlackRock (Singapore) Ltd;
US Fund Target-Date Retirement	BlackRock LifePath® Dynamic Retirement Fund - Institutional Shares*	0.59%	8.40%	4.56%	5.06%
	Adviser: BlackRock Fund Advisors
	Subadviser: BlackRock International Limited;BlackRock (Singapore) Ltd;
US Fund Foreign Large Blend	BNY Mellon International Stock Index Fund - Investor Shares*	0.60%	3.26%	4.27%	4.81%
	Adviser: BNY Mellon Investment Adviser, Inc
	Subadviser: N/A
US Fund Large Value	Eaton Vance Large-Cap Value Fund - Class A	1.03%	11.49%	8.26%	8.39%
	Adviser: Boston Management and Research
	Subadviser: N/A
APP A-3

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Intermediate Government	Goldman Sachs Government Income Fund - Class A*	0.82%	0.45%	-1.09%	0.35%
	Adviser: Goldman Sachs Asset Management, L.P.
	Subadviser: N/A
US Fund High Yield Bond	Goldman Sachs High Yield Fund - Class A*	0.99%	6.54%	2.63%	3.66%
	Adviser: Goldman Sachs Asset Management, L.P.
	Subadviser: N/A
US Fund Large Blend	Hartford Capital Appreciation HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.67%	21.19%	11.50%	10.61%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Large Value	Hartford Dividend and Growth HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.65%	12.67%	10.75%	10.55%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Intermediate Core-Plus Bond	Hartford Total Return Bond HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.50%	2.33%	0.28%	1.97%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
US Fund Ultrashort Bond	Hartford Ultrashort Bond HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts)	0.44%	5.20%	2.26%	1.78%
	Adviser: Hartford Funds Management Company, LLC
	Subadviser: Wellington Management Company LLP
APP A-4

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Diversified Emerging Mkts	Invesco Developing Markets Fund - Class Y	1.03%	-1.12%	-2.07%	2.09%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Foreign Large Growth	Invesco EQV International Equity Fund - Class A	1.27%	0.31%	2.82%	3.95%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Foreign Large Growth	Invesco Oppenheimer International Growth Fund - Class A	1.10%	-1.74%	3.06%	4.38%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Fund Real Estate	Invesco Real Estate Fund - Class R5	0.87%	2.13%	1.29%	4.33%
	Adviser: Invesco Advisers, Inc.
	Subadviser: Invesco Asset Management Ltd
US Fund Foreign Large Blend	Janus Henderson Overseas Fund - Class S	1.30%	5.52%	6.81%	5.12%
	Adviser: Janus Henderson Investors US LLC
	Subadviser: N/A
US Fund Mid-Cap Growth	JPMorgan Mid Cap Growth - Class R3*	1.15%	13.98%	10.66%	11.20%
	Adviser: J.P. Morgan Investment Management, Inc.
	Subadviser: N/A
US Fund Large Growth	MassMutual Blue Chip Growth Fund - Class R5	0.75%	35.13%	16.06%	15.51%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Loomis, Sayles & Company LP;T. Rowe Price Associates, Inc.;
US Fund Small Growth	MassMutual Small Cap Growth Equity Fund - Class R4	1.30%	14.90%	8.78%	9.63%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Wellington Management Company LLP;Invesco Advisers, Inc.;
US Fund Foreign Large Growth	MFS® International Growth Fund - Class R3*	1.09%	8.83%	5.88%	7.59%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
APP A-5

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Foreign Large Blend	MFS® International Intrinsic Value Fund - Class R3*	1.05%	7.19%	5.09%	7.44%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
US Fund Large Value	MFS® VIT Value Fund - Class A*	0.79%	11.64%	7.95%	8.54%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
US Fund Large Blend	Neuberger Berman Sustainable Equity Fund - Trust Class	1.06%	27.93%	14.07%	11.43%
	Adviser: Neuberger Berman Investment Advisers LLC
	Subadviser: N/A
US Fund Moderate Allocation	Oakmark Equity and Income Fund - Investor Class	0.85%	8.72%	7.98%	6.88%
	Adviser: Harris Associates L.P.
	Subadviser: N/A
US Fund Inflation-Protected Bond	PIMCO Real Return Fund - Admin Class	0.75%	2.33%	1.87%	2.04%
	Adviser: Pacific Investment Management Company, LLC
	Subadviser: N/A
US Fund Intermediate Core-Plus Bond	PIMCO Total Return Fund - Admin Class	0.76%	2.35%	-0.02%	1.47%
	Adviser: Pacific Investment Management Company, LLC
	Subadviser: N/A
US Fund Large Blend	Vanguard 500 Index Fund - Admiral Shares	0.04%	24.97%	14.48%	13.06%
	Adviser: Vanguard Group Inc
	Subadviser: N/A
US Fund Mid-Cap Blend	Vanguard Mid-Cap Index Fund - Admiral Shares (Closed to new and subsequent Contributions and transfers of Participant Account values)	0.05%	15.22%	9.85%	9.55%
	Adviser: Vanguard Group Inc
	Subadviser: N/A
US Fund Small Blend	Vanguard Small-Cap Index Fund - Admiral Shares	0.05%	14.23%	9.30%	9.09%
	Adviser: Vanguard Group Inc
	Subadviser: N/A
APP A-6

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Intermediate Core Bond	Vanguard Total Bond Market Index Fund - Admiral Shares (Closed to new and subsequent Contributions and transfers of Participant Account values)	0.04%	1.24%	-0.32%	1.33%
	Adviser: Vanguard Group Inc
	Subadviser: N/A
US Fund Large Blend	Vanguard Total Stock Market Index Fund - Admiral Shares (Closed to new and subsequent Contributions and transfers of Participant Account values)	0.04%	23.74%	13.80%	12.49%
	Adviser: Vanguard Group Inc
	Subadviser: N/A
US Fund Mid-Cap Value	Victory RS Value Fund - Class A*	1.30%	12.63%	7.82%	7.64%
	Adviser: Victory Capital Management Inc.
	Subadviser: N/A
US Fund Mid-Cap Growth	Victory Munder Mid-Cap Core Growth Fund - Class Y	1.00%	11.04%	8.79%	7.83%
	Adviser: Victory Capital Management Inc.
	Subadviser: N/A
* Denotes Underlying Funds and their investment advisers that have entered into temporary expense reimbursements and /or fee waivers. See the prospectus for the Underlying Fund for further information.
HV-7969
APP A-7

The Statement of Additional Information (“SAI”), which is incorporated by reference into this Prospectus, includes additional information about the Separate Account and the Contract. The SAI is available without charge, upon request. To request copies of the SAI and make other inquiries about your Contracts, call us at 1-844-804-8989. Copies of the SAI and other information are also available on the following website https://plan.empower.com/plancloudws/fundprospectus and by e-mail request to participantservices@empower.com. Reports and other information about the Separate Account and the Contract are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
C000082531

Statement of Additional Information
Separate Account Eleven
PremierSolutions State of Connecticut
HV-3572
Issued by
Talcott Resolution Life Insurance Company
1 American Row, Hartford, CT 06103
This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the Prospectus. The SAI is available without charge, upon request. To request copies of the SAI and make other inquiries about your Contracts, call us at 1-844-804-8989. Copies of the SAI and other information are also available on the following website https://plan.empower-retirement.com/plancloudws/fundprospectus and by e-mail request to participantservices@empower.com. Reports and other information about the Separate Account and the Contract are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Date of Prospectus: May 1, 2025
Date of Statement of Additional Information: May 1, 2025

2

General Information
In order to supplement the description in the Prospectus, the following provides additional information about the Contracts and other matters which may be of interest to you. Terms used in this Statement of Additional Information have the same meanings as are defined in the Prospectus under the “Glossary of Special Terms.”
Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company is a stock life insurance company originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently re-domiciled to Connecticut. Talcott Resolution Life Insurance Company is authorized to do business in all states of the United States and the District of Columbia. In June 2018, the Company changed its name from Hartford Life and Annuity Insurance Company to Talcott Resolution Life and Annuity Insurance Company. Our corporate offices are located at 1 American Row, Hartford, CT 06103.
On January 1, 2013, Talcott Resolution entered into a reinsurance agreement and administrative services agreement with Massachusetts Mutual Life Insurance Company (“MassMutual”) to re-insure the obligations of Talcott Resolution under the Contracts and to provide administration of the Contracts.
On December 20, 2020, MassMutual entered into a reinsurance agreement and subcontractor administrative services agreement with Great-West Life & Annuity Insurance (“Great-West”) to further re-insure the obligations of Talcott Resolution under the Contracts and to provide administration of the Contracts. On September 2, 2022, Great-West Life & Annuity Insurance Company was re-named Empower Annuity and Insurance Company of America (“Empower”).
Empower has primary responsibility for administration of the Contract and the Separate Account. Empower or its affiliates may also provide recordkeeping and other service to the Plan for which they receive compensation from Plan assets.
Talcott Resolution Life Insurance Company is a direct, wholly owned subsidiary of TR Re, Ltd. an approved Class E insurer under the Bermuda Monetary Authority. Our indirect parents are Talcott Resolution Life, Inc., a Delaware corporation and Talcott Holdings, L.P., a Delaware limited partnership. Our ultimate parent is Talcott Financial Group Investments, LLC. (“TFGI”), a Bermuda exempted limited liability company. We are ultimately controlled by A. Michael Muscolino and Alan Waxman.
Financial Condition of Talcott Resolution
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.talcottresolution.com [talcottresolution.com] or visiting the SEC’s website at www.sec.gov [sec.gov]. You may also obtain reports and other financial information about us by contacting your state insurance department.
Non-Principal Risks of Investing in the Contract
Material weaknesses in the Company’s internal controls over financial reporting may increase the risk of financial statement errors.
As previously disclosed, management determined that there was a material weakness in the Company’s controls over the financial accounting and reporting for intercompany reinsurance, which was identified in connection with the restatement of the Company’s audited financial statements for the fiscal year ended December 31, 2022.The restatement corrected an error related to the accounting associated with affiliated reinsurance agreements entered into between the Company and its parent TR Re, Ltd., in which certain of the Company’s liabilities were reinsured to TR Re. During 2023, in the course of management’s continued assessment of internal controls, management has also determined there to be a material weakness in the implementation of control activities designed to reduce risks associated with changes to the Company’s control environment, stemming from significant changes in our business, regulatory requirements, or operations. The Company has taken steps to remediate these matters, including to enhance its processes and procedures related to the appropriate accounting for intercompany reinsurance, and to improve its overall control activities aimed at reducing risks associated with changes to its control environment. The Company believes these changes will remediate the material weaknesses but if the Company's enhancements in internal controls fail to remediate the material weaknesses, or if the Company experiences additional internal control weaknesses, there could be a greater risk that current or future financial statements may not be accurate.
3

Legal Matters
All matters of applicable state law pertaining to the Contracts, including the Company’s right to issue the Contracts, have been passed upon by the Company’s Chief Compliance Officer. Eversheds Sutherland (USA) LLP of Washington, DC has provided advice on certain matters relating to the federal securities laws.
Services
A.Safekeeping of Separate Account Assets
Talcott Resolution holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Talcott Resolution’s general corporate assets. Records are maintained of all purchases and redemptions of the underlying Fund shares held in each of the Sub-Accounts.
B.Independent Registered Public Accounting Firm
The consolidated financial statements and the related financial statement schedules of Talcott Resolution Life Insurance Company as of December 31, 2024 and 2023, and for each of the three years in the period ended December 31, 2024, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports. Such financial statements and financial statement schedules are included in reliance upon the reports of such firm given their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.
The financial statements and financial highlights for the year or period ended December 31, 2024 of each of the Sub-Accounts of Talcott Resolution Life Insurance Company Separate Account Eleven have been included in this Statement of Additional Information in reliance upon the report of Deloitte & Touche LLP, an independent registered public accounting firm, and in reliance upon the report of such firm given their authority as experts in accounting and auditing.
Deloitte & Touche LLP, 1601 Wewatta Street, Suite 400, Denver, Colorado 80202, serves as the Talcott Resolution Life Insurance Company Separate Account Eleven’s independent registered public accounting firm.
C.Principal Underwriter
Effective January 31, 2013, we have entered into a distribution agreement with MML Distributors, LLC (“MMLD”) under which MMLD serves as Principal Underwriter for the Contracts, which are offered on a continuous basis. MMLD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). MMLD is an affiliate of Massachusetts Mutual Life Insurance Company (“MassMutual”), the administrator of the Contracts. The principal business address of MMLD is 1295 State Street, Springfield, MA 01111.
MMLD may, by written notice to us, require that we pay MMLD, underwriting commissions for its services. Currently, we do not pay MMLD underwriting commissions for the Contracts offered through the Separate Account. For 2024, 2023, and 2022, the aggregate dollar amount of underwriting commissions paid to MMLD in its role as principal underwriter was $0.
Withholding
Annuity payments and other amounts received under the Contract are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.
Notwithstanding the recipient's election, withholding may be required with respect to certain payments to be delivered outside the United States. Moreover, special “backup withholding” rules may require the Company to disregard the recipient's election if the recipient fails to supply the Company with a “TIN” or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies the Company that the TIN provided by the recipient is incorrect.
We may be required to withhold at a rate of 30% under the Foreign Account Tax Compliance Act (“FATCA”) on certain distributions to foreign financial institutions and non-financial foreign entities holding accounts on behalf of and/or the assets of U.S. persons unless the foreign entities provide us with certain certifications regarding their status under FATCA on the applicable IRS forms. Prospective purchasers with accounts in foreign financial institutions or non-financial foreign entities are advised to consult with a competent tax advisor regarding the application of FATCA to their purchase situation.
4

Financial Statements
The financial statements for Talcott Resolution Life Insurance Company Separate Account Eleven and the consolidated financial statements and supplemental information of Talcott Resolution Life Insurance Company as of December 31, 2024 and for the period then ended, are included herein.
5

Statement of Additional Information
Separate Account Eleven
PremierSolutions Chicago Public Schools
HV-3573
Issued by
Talcott Resolution Life Insurance Company
1 American Row, Hartford, CT 06103
This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the Prospectus. The SAI is available without charge, upon request. To request copies of the SAI and make other inquiries about your Contracts, call us at 1-844-804-8989. Copies of the SAI and other information are also available on the following website https://plan.empower-retirement.com/plancloudws/fundprospectus and by e-mail request to participantservices@empower.com. Reports and other information about the Separate Account and the Contract are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Date of Prospectus: May 1, 2025
Date of Statement of Additional Information: May 1, 2025

2

General Information
In order to supplement the description in the Prospectus, the following provides additional information about the Contracts and other matters which may be of interest to you. Terms used in this Statement of Additional Information have the same meanings as are defined in the Prospectus under the “Glossary of Special Terms.”
Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company is a stock life insurance company originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently re-domiciled to Connecticut. Talcott Resolution Life Insurance Company is authorized to do business in all states of the United States and the District of Columbia. In June 2018, the Company changed its name from Hartford Life and Annuity Insurance Company to Talcott Resolution Life and Annuity Insurance Company. Our corporate offices are located at 1 American Row, Hartford, CT 06103.
On January 1, 2013, Talcott Resolution entered into a reinsurance agreement and administrative services agreement with Massachusetts Mutual Life Insurance Company (“MassMutual”) to re-insure the obligations of Talcott Resolution under the Contracts and to provide administration of the Contracts.
On December 20, 2020, MassMutual entered into a reinsurance agreement and subcontractor administrative services agreement with Great-West Life & Annuity Insurance (“Great-West”) to further re-insure the obligations of Talcott Resolution under the Contracts and to provide administration of the Contracts. On September 2, 2022, Great-West Life & Annuity Insurance Company was re-named Empower Annuity and Insurance Company of America (“Empower”).
Empower has primary responsibility for administration of the Contract and the Separate Account. Empower or its affiliates may also provide recordkeeping and other service to the Plan for which they receive compensation from Plan assets.
Talcott Resolution Life Insurance Company is a direct, wholly owned subsidiary of TR Re, Ltd. an approved Class E insurer under the Bermuda Monetary Authority. Our indirect parents are Talcott Resolution Life, Inc., a Delaware corporation and Talcott Holdings, L.P., a Delaware limited partnership. Our ultimate parent is Talcott Financial Group Investments, LLC. (“TFGI”), a Bermuda exempted limited liability company. We are ultimately controlled by A. Michael Muscolino and Alan Waxman.
Financial Condition of Talcott Resolution
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.talcottresolution.com [talcottresolution.com] or visiting the SEC’s website at www.sec.gov [sec.gov]. You may also obtain reports and other financial information about us by contacting your state insurance department.
Non-Principal Risks of Investing in the Contract
Material weaknesses in the Company’s internal controls over financial reporting may increase the risk of financial statement errors.
As previously disclosed, management determined that there was a material weakness in the Company’s controls over the financial accounting and reporting for intercompany reinsurance, which was identified in connection with the restatement of the Company’s audited financial statements for the fiscal year ended December 31, 2022.The restatement corrected an error related to the accounting associated with affiliated reinsurance agreements entered into between the Company and its parent TR Re, Ltd., in which certain of the Company’s liabilities were reinsured to TR Re. During 2023, in the course of management’s continued assessment of internal controls, management has also determined there to be a material weakness in the implementation of control activities designed to reduce risks associated with changes to the Company’s control environment, stemming from significant changes in our business, regulatory requirements, or operations. The Company has taken steps to remediate these matters, including to enhance its processes and procedures related to the appropriate accounting for intercompany reinsurance, and to improve its overall control activities aimed at reducing risks associated with changes to its control environment. The Company believes these changes will remediate the material weaknesses but if the Company's enhancements in internal controls fail to remediate the material weaknesses, or if the Company experiences additional internal control weaknesses, there could be a greater risk that current or future financial statements may not be accurate.

3

Legal Matters
All matters of applicable state law pertaining to the Contracts, including the Company’s right to issue the Contracts, have been passed upon by the Company’s Chief Compliance Officer. Eversheds Sutherland (USA) LLP of Washington, DC has provided advice on certain matters relating to the federal securities laws.
Services
A.Safekeeping of Separate Account Assets
Talcott Resolution holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Talcott Resolution’s general corporate assets. Records are maintained of all purchases and redemptions of the underlying Fund shares held in each of the Sub-Accounts.
B.Independent Registered Public Accounting Firm
The consolidated financial statements and the related financial statement schedules of Talcott Resolution Life Insurance Company as of December 31, 2024 and 2023, and for each of the three years in the period ended December 31, 2024, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports. Such financial statements and financial statement schedules are included in reliance upon the reports of such firm given their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.
The financial statements and financial highlights for the year or period ended December 31, 2024 of each of the Sub-Accounts of Talcott Resolution Life Insurance Company Separate Account Eleven have been included in this Statement of Additional Information in reliance upon the report of Deloitte & Touche LLP, an independent registered public accounting firm, and in reliance upon the report of such firm given their authority as experts in accounting and auditing.
Deloitte & Touche LLP, 1601 Wewatta Street, Suite 400, Denver, Colorado 80202, serves as the Talcott Resolution Life Insurance Company Separate Account Eleven’s independent registered public accounting firm.
C.Principal Underwriter
Effective January 31, 2013, we have entered into a distribution agreement with MML Distributors, LLC (“MMLD”) under which MMLD serves as Principal Underwriter for the Contracts, which are offered on a continuous basis. MMLD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). MMLD is an affiliate of Massachusetts Mutual Life Insurance Company (“MassMutual”), the administrator of the Contracts. The principal business address of MMLD is 1295 State Street, Springfield, MA 01111.
MMLD may, by written notice to us, require that we pay MMLD, underwriting commissions for its services. Currently, we do not pay MMLD underwriting commissions for the Contracts offered through the Separate Account. For 2024, 2023, and 2022, the aggregate dollar amount of underwriting commissions paid to MMLD in its role as principal underwriter was $0.
Withholding
Annuity payments and other amounts received under the Contract are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.
Notwithstanding the recipient's election, withholding may be required with respect to certain payments to be delivered outside the United States. Moreover, special “backup withholding” rules may require the Company to disregard the recipient's election if the recipient fails to supply the Company with a “TIN” or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies the Company that the TIN provided by the recipient is incorrect.
We may be required to withhold at a rate of 30% under the Foreign Account Tax Compliance Act (“FATCA”) on certain distributions to foreign financial institutions and non-financial foreign entities holding accounts on behalf of and/or the assets of U.S. persons unless the foreign entities provide us with certain certifications regarding their status under FATCA on the applicable IRS forms. Prospective purchasers with accounts in foreign financial institutions or non-financial foreign entities are advised to consult with a competent tax advisor regarding the application of FATCA to their purchase situation.
4

Financial Statements
The financial statements for Talcott Resolution Life Insurance Company Separate Account Eleven and the consolidated financial statements and supplemental information of Talcott Resolution Life Insurance Company as of December 31, 2024 and for the period then ended, are included herein.

5

Statement of Additional Information
Separate Account Eleven
PremierSolutions Standard
HV-3574
Issued by
Talcott Resolution Life Insurance Company
1 American Row, Hartford, CT 06103
This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the Prospectus. The SAI is available without charge, upon request. To request copies of the SAI and make other inquiries about your Contracts, call us at 1-844-804-8989. Copies of the SAI and other information are also available on the following website https://plan.empower-retirement.com/plancloudws/fundprospectus and by e-mail request to participantservices@empower.com. Reports and other information about the Separate Account and the Contract are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Date of Prospectus: May 1, 2025
Date of Statement of Additional Information: May 1, 2025

2

General Information
In order to supplement the description in the Prospectus, the following provides additional information about the Contracts and other matters which may be of interest to you. Terms used in this Statement of Additional Information have the same meanings as are defined in the Prospectus under the “Glossary of Special Terms.”
Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company is a stock life insurance company originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently re-domiciled to Connecticut. Talcott Resolution Life Insurance Company is authorized to do business in all states of the United States and the District of Columbia. In June 2018, the Company changed its name from Hartford Life and Annuity Insurance Company to Talcott Resolution Life and Annuity Insurance Company. Our corporate offices are located at 1 American Row, Hartford, CT 06103.
On January 1, 2013, Talcott Resolution entered into a reinsurance agreement and administrative services agreement with Massachusetts Mutual Life Insurance Company (“MassMutual”) to re-insure the obligations of Talcott Resolution under the Contracts and to provide administration of the Contracts.
On December 20, 2020, MassMutual entered into a reinsurance agreement and subcontractor administrative services agreement with Great-West Life & Annuity Insurance (“Great-West”) to further re-insure the obligations of Talcott Resolution under the Contracts and to provide administration of the Contracts. On September 2, 2022, Great-West Life & Annuity Insurance Company was re-named Empower Annuity and Insurance Company of America (“Empower”).
Empower has primary responsibility for administration of the Contract and the Separate Account. Empower or its affiliates may also provide recordkeeping and other service to the Plan for which they receive compensation from Plan assets.
Talcott Resolution Life Insurance Company is a direct, wholly owned subsidiary of TR Re, Ltd. an approved Class E insurer under the Bermuda Monetary Authority. Our indirect parents are Talcott Resolution Life, Inc., a Delaware corporation and Talcott Holdings, L.P., a Delaware limited partnership. Our ultimate parent is Talcott Financial Group Investments, LLC. (“TFGI”), a Bermuda exempted limited liability company. We are ultimately controlled by A. Michael Muscolino and Alan Waxman.
Financial Condition of Talcott Resolution
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.talcottresolution.com [talcottresolution.com] or visiting the SEC’s website at www.sec.gov [sec.gov]. You may also obtain reports and other financial information about us by contacting your state insurance department.
Non-Principal Risks of Investing in the Contract
Material weaknesses in the Company’s internal controls over financial reporting may increase the risk of financial statement errors.
As previously disclosed, management determined that there was a material weakness in the Company’s controls over the financial accounting and reporting for intercompany reinsurance, which was identified in connection with the restatement of the Company’s audited financial statements for the fiscal year ended December 31, 2022.The restatement corrected an error related to the accounting associated with affiliated reinsurance agreements entered into between the Company and its parent TR Re, Ltd., in which certain of the Company’s liabilities were reinsured to TR Re. During 2023, in the course of management’s continued assessment of internal controls, management has also determined there to be a material weakness in the implementation of control activities designed to reduce risks associated with changes to the Company’s control environment, stemming from significant changes in our business, regulatory requirements, or operations. The Company has taken steps to remediate these matters, including to enhance its processes and procedures related to the appropriate accounting for intercompany reinsurance, and to improve its overall control activities aimed at reducing risks associated with changes to its control environment. The Company believes these changes will remediate the material weaknesses but if the Company's enhancements in internal controls fail to remediate the material weaknesses, or if the Company experiences additional internal control weaknesses, there could be a greater risk that current or future financial statements may not be accurate.
3

Legal Matters
All matters of applicable state law pertaining to the Contracts, including the Company’s right to issue the Contracts, have been passed upon by the Company’s Chief Compliance Officer. Eversheds Sutherland (USA) LLP of Washington, DC has provided advice on certain matters relating to the federal securities laws.
Services
A.Safekeeping of Separate Account Assets
Talcott Resolution holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Talcott Resolution’s general corporate assets. Records are maintained of all purchases and redemptions of the underlying Fund shares held in each of the Sub-Accounts.
B.Independent Registered Public Accounting Firm
The consolidated financial statements and the related financial statement schedules of Talcott Resolution Life Insurance Company as of December 31, 2024 and 2023, and for each of the three years in the period ended December 31, 2024, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports. Such financial statements and financial statement schedules are included in reliance upon the reports of such firm given their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.
The financial statements and financial highlights for the year or period ended December 31, 2024 of each of the Sub-Accounts of Talcott Resolution Life Insurance Company Separate Account Eleven have been included in this Statement of Additional Information in reliance upon the report of Deloitte & Touche LLP, an independent registered public accounting firm, and in reliance upon the report of such firm given their authority as experts in accounting and auditing.
Deloitte & Touche LLP, 1601 Wewatta Street, Suite 400, Denver, Colorado 80202, serves as the Talcott Resolution Life Insurance Company Separate Account Eleven’s independent registered public accounting firm.
C.Principal Underwriter
Effective January 31, 2013, we have entered into a distribution agreement with MML Distributors, LLC (“MMLD”) under which MMLD serves as Principal Underwriter for the Contracts, which are offered on a continuous basis. MMLD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). MMLD is an affiliate of Massachusetts Mutual Life Insurance Company (“MassMutual”), the administrator of the Contracts. The principal business address of MMLD is 1295 State Street, Springfield, MA 01111.
MMLD may, by written notice to us, require that we pay MMLD, underwriting commissions for its services. Currently, we do not pay MMLD underwriting commissions for the Contracts offered through the Separate Account. For 2024, 2023, and 2022, the aggregate dollar amount of underwriting commissions paid to MMLD in its role as principal underwriter was $0.
Withholding
Annuity payments and other amounts received under the Contract are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.
Notwithstanding the recipient's election, withholding may be required with respect to certain payments to be delivered outside the United States. Moreover, special “backup withholding” rules may require the Company to disregard the recipient's election if the recipient fails to supply the Company with a “TIN” or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies the Company that the TIN provided by the recipient is incorrect.
We may be required to withhold at a rate of 30% under the Foreign Account Tax Compliance Act (“FATCA”) on certain distributions to foreign financial institutions and non-financial foreign entities holding accounts on behalf of and/or the assets of U.S. persons unless the foreign entities provide us with certain certifications regarding their status under FATCA on the applicable IRS forms. Prospective purchasers with accounts in foreign financial institutions or non-financial foreign entities are advised to consult with a competent tax advisor regarding the application of FATCA to their purchase situation.
4

Financial Statements
The financial statements for Talcott Resolution Life Insurance Company Separate Account Eleven and the consolidated financial statements and supplemental information of Talcott Resolution Life Insurance Company as of December 31, 2024 and for the period then ended, are included herein.
5

Statement of Additional Information
Separate Account Eleven
PremierSolutions New Jersey Institutions of Higher Education
HV-4899
Issued by
Talcott Resolution Life Insurance Company
1 American Row, Hartford, CT 06103
This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the Prospectus. The SAI is available without charge, upon request. To request copies of the SAI and make other inquiries about your Contracts, call us at 1-844-804-8989. Copies of the SAI and other information are also available on the following website https://plan.empower-retirement.com/plancloudws/fundprospectus and by e-mail request to participantservices@empower.com. Reports and other information about the Separate Account and the Contract are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Date of Prospectus: May 1, 2025
Date of Statement of Additional Information: May 1, 2025

2

General Information
In order to supplement the description in the Prospectus, the following provides additional information about the Contracts and other matters which may be of interest to you. Terms used in this Statement of Additional Information have the same meanings as are defined in the Prospectus under the “Glossary of Special Terms.”
Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company is a stock life insurance company originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently re-domiciled to Connecticut. Talcott Resolution Life Insurance Company is authorized to do business in all states of the United States and the District of Columbia. In June 2018, the Company changed its name from Hartford Life and Annuity Insurance Company to Talcott Resolution Life and Annuity Insurance Company. Our corporate offices are located at 1 American Row, Hartford, CT 06103.
On January 1, 2013, Talcott Resolution entered into a reinsurance agreement and administrative services agreement with Massachusetts Mutual Life Insurance Company (“MassMutual”) to re-insure the obligations of Talcott Resolution under the Contracts and to provide administration of the Contracts.
On December 20, 2020, MassMutual entered into a reinsurance agreement and subcontractor administrative services agreement with Great-West Life & Annuity Insurance (“Great-West”) to further re-insure the obligations of Talcott Resolution under the Contracts and to provide administration of the Contracts. On September 2, 2022, Great-West Life & Annuity Insurance Company was re-named Empower Annuity and Insurance Company of America (“Empower”).
Empower has primary responsibility for administration of the Contract and the Separate Account. Empower or its affiliates may also provide recordkeeping and other service to the Plan for which they receive compensation from Plan assets.
Talcott Resolution Life Insurance Company is a direct, wholly owned subsidiary of TR Re, Ltd. an approved Class E insurer under the Bermuda Monetary Authority. Our indirect parents are Talcott Resolution Life, Inc., a Delaware corporation and Talcott Holdings, L.P., a Delaware limited partnership. Our ultimate parent is Talcott Financial Group Investments, LLC. (“TFGI”), a Bermuda exempted limited liability company. We are ultimately controlled by A. Michael Muscolino and Alan Waxman.
Financial Condition of Talcott Resolution
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.talcottresolution.com [talcottresolution.com] or visiting the SEC’s website at www.sec.gov [sec.gov]. You may also obtain reports and other financial information about us by contacting your state insurance department.
Non-Principal Risks of Investing in the Contract
Material weaknesses in the Company’s internal controls over financial reporting may increase the risk of financial statement errors.
As previously disclosed, management determined that there was a material weakness in the Company’s controls over the financial accounting and reporting for intercompany reinsurance, which was identified in connection with the restatement of the Company’s audited financial statements for the fiscal year ended December 31, 2022.The restatement corrected an error related to the accounting associated with affiliated reinsurance agreements entered into between the Company and its parent TR Re, Ltd., in which certain of the Company’s liabilities were reinsured to TR Re. During 2023, in the course of management’s continued assessment of internal controls, management has also determined there to be a material weakness in the implementation of control activities designed to reduce risks associated with changes to the Company’s control environment, stemming from significant changes in our business, regulatory requirements, or operations. The Company has taken steps to remediate these matters, including to enhance its processes and procedures related to the appropriate accounting for intercompany reinsurance, and to improve its overall control activities aimed at reducing risks associated with changes to its control environment. The Company believes these changes will remediate the material weaknesses but if the Company's enhancements in internal controls fail to remediate the material weaknesses, or if the Company experiences additional internal control weaknesses, there could be a greater risk that current or future financial statements may not be accurate.
3

Legal Matters
All matters of applicable state law pertaining to the Contracts, including the Company’s right to issue the Contracts, have been passed upon by the Company’s Chief Compliance Officer. Eversheds Sutherland (USA) LLP of Washington, DC has provided advice on certain matters relating to the federal securities laws.
Services
A.Safekeeping of Separate Account Assets
Talcott Resolution holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Talcott Resolution’s general corporate assets. Records are maintained of all purchases and redemptions of the underlying Fund shares held in each of the Sub-Accounts.
B.Independent Registered Public Accounting Firm
The consolidated financial statements and the related financial statement schedules of Talcott Resolution Life Insurance Company as of December 31, 2024 and 2023, and for each of the three years in the period ended December 31, 2024, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports. Such financial statements and financial statement schedules are included in reliance upon the reports of such firm given their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.
The financial statements and financial highlights for the year or period ended December 31, 2024 of each of the Sub-Accounts of Talcott Resolution Life Insurance Company Separate Account Eleven have been included in this Statement of Additional Information in reliance upon the report of Deloitte & Touche LLP, an independent registered public accounting firm, and in reliance upon the report of such firm given their authority as experts in accounting and auditing.
Deloitte & Touche LLP, 1601 Wewatta Street, Suite 400, Denver, Colorado 80202, serves as the Talcott Resolution Life Insurance Company Separate Account Eleven’s independent registered public accounting firm.
C.Principal Underwriter
Effective January 31, 2013, we have entered into a distribution agreement with MML Distributors, LLC (“MMLD”) under which MMLD serves as Principal Underwriter for the Contracts, which are offered on a continuous basis. MMLD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). MMLD is an affiliate of Massachusetts Mutual Life Insurance Company (“MassMutual”), the administrator of the Contracts. The principal business address of MMLD is 1295 State Street, Springfield, MA 01111.
MMLD may, by written notice to us, require that we pay MMLD, underwriting commissions for its services. Currently, we do not pay MMLD underwriting commissions for the Contracts offered through the Separate Account. For 2024, 2023, and 2022, the aggregate dollar amount of underwriting commissions paid to MMLD in its role as principal underwriter was $0.
Withholding
Annuity payments and other amounts received under the Contract are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.
Notwithstanding the recipient's election, withholding may be required with respect to certain payments to be delivered outside the United States. Moreover, special “backup withholding” rules may require the Company to disregard the recipient's election if the recipient fails to supply the Company with a “TIN” or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies the Company that the TIN provided by the recipient is incorrect.
We may be required to withhold at a rate of 30% under the Foreign Account Tax Compliance Act (“FATCA”) on certain distributions to foreign financial institutions and non-financial foreign entities holding accounts on behalf of and/or the assets of U.S. persons unless the foreign entities provide us with certain certifications regarding their status under FATCA on the applicable IRS forms. Prospective purchasers with accounts in foreign financial institutions or non-financial foreign entities are advised to consult with a competent tax advisor regarding the application of FATCA to their purchase situation.
4

Financial Statements
The financial statements for Talcott Resolution Life Insurance Company Separate Account Eleven and the consolidated financial statements and supplemental information of Talcott Resolution Life Insurance Company as of December 31, 2024 and for the period then ended, are included herein.
5

Statement of Additional Information
Separate Account Eleven
PremierSolutions Standard (Series II)
HV-5244
Issued by
Talcott Resolution Life Insurance Company
1 American Row, Hartford, CT 06103
This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the Prospectus. The SAI is available without charge, upon request. To request copies of the SAI and make other inquiries about your Contracts, call us at 1-844-804-8989. Copies of the SAI and other information are also available on the following website https://plan.empower-retirement.com/plancloudws/fundprospectus and by e-mail request to participantservices@empower.com. Reports and other information about the Separate Account and the Contract are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Date of Prospectus: May 1, 2025
Date of Statement of Additional Information: May 1, 2025

2

General Information
In order to supplement the description in the Prospectus, the following provides additional information about the Contracts and other matters which may be of interest to you. Terms used in this Statement of Additional Information have the same meanings as are defined in the Prospectus under the “Glossary of Special Terms.”
Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company is a stock life insurance company originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently re-domiciled to Connecticut. Talcott Resolution Life Insurance Company is authorized to do business in all states of the United States and the District of Columbia. In June 2018, the Company changed its name from Hartford Life and Annuity Insurance Company to Talcott Resolution Life and Annuity Insurance Company. Our corporate offices are located at 1 American Row, Hartford, CT 06103.
On January 1, 2013, Talcott Resolution entered into a reinsurance agreement and administrative services agreement with Massachusetts Mutual Life Insurance Company (“MassMutual”) to re-insure the obligations of Talcott Resolution under the Contracts and to provide administration of the Contracts.
On December 20, 2020, MassMutual entered into a reinsurance agreement and subcontractor administrative services agreement with Great-West Life & Annuity Insurance (“Great-West”) to further re-insure the obligations of Talcott Resolution under the Contracts and to provide administration of the Contracts. On September 2, 2022, Great-West Life & Annuity Insurance Company was re-named Empower Annuity and Insurance Company of America (“Empower”).
Empower has primary responsibility for administration of the Contract and the Separate Account. Empower or its affiliates may also provide recordkeeping and other service to the Plan for which they receive compensation from Plan assets.
Talcott Resolution Life Insurance Company is a direct, wholly owned subsidiary of TR Re, Ltd. an approved Class E insurer under the Bermuda Monetary Authority. Our indirect parents are Talcott Resolution Life, Inc., a Delaware corporation and Talcott Holdings, L.P., a Delaware limited partnership. Our ultimate parent is Talcott Financial Group Investments, LLC. (“TFGI”), a Bermuda exempted limited liability company. We are ultimately controlled by A. Michael Muscolino and Alan Waxman.
Financial Condition of Talcott Resolution
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.talcottresolution.com [talcottresolution.com] or visiting the SEC’s website at www.sec.gov [sec.gov]. You may also obtain reports and other financial information about us by contacting your state insurance department.
Non-Principal Risks of Investing in the Contract
Material weaknesses in the Company’s internal controls over financial reporting may increase the risk of financial statement errors.
As previously disclosed, management determined that there was a material weakness in the Company’s controls over the financial accounting and reporting for intercompany reinsurance, which was identified in connection with the restatement of the Company’s audited financial statements for the fiscal year ended December 31, 2022.The restatement corrected an error related to the accounting associated with affiliated reinsurance agreements entered into between the Company and its parent TR Re, Ltd., in which certain of the Company’s liabilities were reinsured to TR Re. During 2023, in the course of management’s continued assessment of internal controls, management has also determined there to be a material weakness in the implementation of control activities designed to reduce risks associated with changes to the Company’s control environment, stemming from significant changes in our business, regulatory requirements, or operations. The Company has taken steps to remediate these matters, including to enhance its processes and procedures related to the appropriate accounting for intercompany reinsurance, and to improve its overall control activities aimed at reducing risks associated with changes to its control environment. The Company believes these changes will remediate the material weaknesses but if the Company's enhancements in internal controls fail to remediate the material weaknesses, or if the Company experiences additional internal control weaknesses, there could be a greater risk that current or future financial statements may not be accurate.
3

Legal Matters
All matters of applicable state law pertaining to the Contracts, including the Company’s right to issue the Contracts, have been passed upon by the Company’s Chief Compliance Officer. Eversheds Sutherland (USA) LLP of Washington, DC has provided advice on certain matters relating to the federal securities laws.
Services
A.Safekeeping of Separate Account Assets
Talcott Resolution holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Talcott Resolution’s general corporate assets. Records are maintained of all purchases and redemptions of the underlying Fund shares held in each of the Sub-Accounts.
B.Independent Registered Public Accounting Firm
The consolidated financial statements and the related financial statement schedules of Talcott Resolution Life Insurance Company as of December 31, 2024 and 2023, and for each of the three years in the period ended December 31, 2024, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports. Such financial statements and financial statement schedules are included in reliance upon the reports of such firm given their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.
The financial statements and financial highlights for the year or period ended December 31, 2024 of each of the Sub-Accounts of Talcott Resolution Life Insurance Company Separate Account Eleven have been included in this Statement of Additional Information in reliance upon the report of Deloitte & Touche LLP, an independent registered public accounting firm, and in reliance upon the report of such firm given their authority as experts in accounting and auditing.
Deloitte & Touche LLP, 1601 Wewatta Street, Suite 400, Denver, Colorado 80202, serves as the Talcott Resolution Life Insurance Company Separate Account Eleven’s independent registered public accounting firm.
C.Principal Underwriter
Effective January 31, 2013, we have entered into a distribution agreement with MML Distributors, LLC (“MMLD”) under which MMLD serves as Principal Underwriter for the Contracts, which are offered on a continuous basis. MMLD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). MMLD is an affiliate of Massachusetts Mutual Life Insurance Company (“MassMutual”), the administrator of the Contracts. The principal business address of MMLD is 1295 State Street, Springfield, MA 01111.
MMLD may, by written notice to us, require that we pay MMLD, underwriting commissions for its services. Currently, we do not pay MMLD underwriting commissions for the Contracts offered through the Separate Account. For 2024, 2023, and 2022, the aggregate dollar amount of underwriting commissions paid to MMLD in its role as principal underwriter was $0.
Withholding
Annuity payments and other amounts received under the Contract are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.
Notwithstanding the recipient's election, withholding may be required with respect to certain payments to be delivered outside the United States. Moreover, special “backup withholding” rules may require the Company to disregard the recipient's election if the recipient fails to supply the Company with a “TIN” or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies the Company that the TIN provided by the recipient is incorrect.
We may be required to withhold at a rate of 30% under the Foreign Account Tax Compliance Act (“FATCA”) on certain distributions to foreign financial institutions and non-financial foreign entities holding accounts on behalf of and/or the assets of U.S. persons unless the foreign entities provide us with certain certifications regarding their status under FATCA on the applicable IRS forms. Prospective purchasers with accounts in foreign financial institutions or non-financial foreign entities are advised to consult with a competent tax advisor regarding the application of FATCA to their purchase situation.
4

Financial Statements
The financial statements for Talcott Resolution Life Insurance Company Separate Account Eleven and the consolidated financial statements and supplemental information of Talcott Resolution Life Insurance Company as of December 31, 2024 and for the period then ended, are included herein.
5

Statement of Additional Information
Separate Account Eleven
PremierSolutions Cornerstone
HV-5776
Issued by
Talcott Resolution Life Insurance Company
1 American Row, Hartford, CT 06103
This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the Prospectus. The SAI is available without charge, upon request. To request copies of the SAI and make other inquiries about your Contracts, call us at 1-844-804-8989. Copies of the SAI and other information are also available on the following website https://plan.empower-retirement.com/plancloudws/fundprospectus and by e-mail request to participantservices@empower.com. Reports and other information about the Separate Account and the Contract are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Date of Prospectus: May 1, 2025
Date of Statement of Additional Information: May 1, 2025

2

General Information
In order to supplement the description in the Prospectus, the following provides additional information about the Contracts and other matters which may be of interest to you. Terms used in this Statement of Additional Information have the same meanings as are defined in the Prospectus under the “Glossary of Special Terms.”
Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company is a stock life insurance company originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently re-domiciled to Connecticut. Talcott Resolution Life Insurance Company is authorized to do business in all states of the United States and the District of Columbia. In June 2018, the Company changed its name from Hartford Life and Annuity Insurance Company to Talcott Resolution Life and Annuity Insurance Company. Our corporate offices are located at 1 American Row, Hartford, CT 06103.
On January 1, 2013, Talcott Resolution entered into a reinsurance agreement and administrative services agreement with Massachusetts Mutual Life Insurance Company (“MassMutual”) to re-insure the obligations of Talcott Resolution under the Contracts and to provide administration of the Contracts.
On December 20, 2020, MassMutual entered into a reinsurance agreement and subcontractor administrative services agreement with Great-West Life & Annuity Insurance (“Great-West”) to further re-insure the obligations of Talcott Resolution under the Contracts and to provide administration of the Contracts. On September 2, 2022, Great-West Life & Annuity Insurance Company was re-named Empower Annuity and Insurance Company of America (“Empower”).
Empower has primary responsibility for administration of the Contract and the Separate Account. Empower or its affiliates may also provide recordkeeping and other service to the Plan for which they receive compensation from Plan assets.
Talcott Resolution Life Insurance Company is a direct, wholly owned subsidiary of TR Re, Ltd. an approved Class E insurer under the Bermuda Monetary Authority. Our indirect parents are Talcott Resolution Life, Inc., a Delaware corporation and Talcott Holdings, L.P., a Delaware limited partnership. Our ultimate parent is Talcott Financial Group Investments, LLC. (“TFGI”), a Bermuda exempted limited liability company. We are ultimately controlled by A. Michael Muscolino and Alan Waxman.
Financial Condition of Talcott Resolution
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.talcottresolution.com [talcottresolution.com] or visiting the SEC’s website at www.sec.gov [sec.gov]. You may also obtain reports and other financial information about us by contacting your state insurance department.
Non-Principal Risks of Investing in the Contract
Material weaknesses in the Company’s internal controls over financial reporting may increase the risk of financial statement errors.
As previously disclosed, management determined that there was a material weakness in the Company’s controls over the financial accounting and reporting for intercompany reinsurance, which was identified in connection with the restatement of the Company’s audited financial statements for the fiscal year ended December 31, 2022.The restatement corrected an error related to the accounting associated with affiliated reinsurance agreements entered into between the Company and its parent TR Re, Ltd., in which certain of the Company’s liabilities were reinsured to TR Re. During 2023, in the course of management’s continued assessment of internal controls, management has also determined there to be a material weakness in the implementation of control activities designed to reduce risks associated with changes to the Company’s control environment, stemming from significant changes in our business, regulatory requirements, or operations. The Company has taken steps to remediate these matters, including to enhance its processes and procedures related to the appropriate accounting for intercompany reinsurance, and to improve its overall control activities aimed at reducing risks associated with changes to its control environment. The Company believes these changes will remediate the material weaknesses but if the Company's enhancements in internal controls fail to remediate the material weaknesses, or if the Company experiences additional internal control weaknesses, there could be a greater risk that current or future financial statements may not be accurate.
3

Legal Matters
All matters of applicable state law pertaining to the Contracts, including the Company’s right to issue the Contracts, have been passed upon by the Company’s Chief Compliance Officer. Eversheds Sutherland (USA) LLP of Washington, DC has provided advice on certain matters relating to the federal securities laws.
Services
A.Safekeeping of Separate Account Assets
Talcott Resolution holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Talcott Resolution’s general corporate assets. Records are maintained of all purchases and redemptions of the underlying Fund shares held in each of the Sub-Accounts.
B.Independent Registered Public Accounting Firm
The consolidated financial statements and the related financial statement schedules of Talcott Resolution Life Insurance Company as of December 31, 2024 and 2023, and for each of the three years in the period ended December 31, 2024, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports. Such financial statements and financial statement schedules are included in reliance upon the reports of such firm given their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.
The financial statements and financial highlights for the year or period ended December 31, 2024 of each of the Sub-Accounts of Talcott Resolution Life Insurance Company Separate Account Eleven have been included in this Statement of Additional Information in reliance upon the report of Deloitte & Touche LLP, an independent registered public accounting firm, and in reliance upon the report of such firm given their authority as experts in accounting and auditing.
Deloitte & Touche LLP, 1601 Wewatta Street, Suite 400, Denver, Colorado 80202, serves as the Talcott Resolution Life Insurance Company Separate Account Eleven’s independent registered public accounting firm.
C.Principal Underwriter
Effective January 31, 2013, we have entered into a distribution agreement with MML Distributors, LLC (“MMLD”) under which MMLD serves as Principal Underwriter for the Contracts, which are offered on a continuous basis. MMLD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). MMLD is an affiliate of Massachusetts Mutual Life Insurance Company (“MassMutual”), the administrator of the Contracts. The principal business address of MMLD is 1295 State Street, Springfield, MA 01111.
MMLD may, by written notice to us, require that we pay MMLD, underwriting commissions for its services. Currently, we do not pay MMLD underwriting commissions for the Contracts offered through the Separate Account. For 2024, 2023, and 2022, the aggregate dollar amount of underwriting commissions paid to MMLD in its role as principal underwriter was $0.
Withholding
Annuity payments and other amounts received under the Contract are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.
Notwithstanding the recipient's election, withholding may be required with respect to certain payments to be delivered outside the United States. Moreover, special “backup withholding” rules may require the Company to disregard the recipient's election if the recipient fails to supply the Company with a “TIN” or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies the Company that the TIN provided by the recipient is incorrect.
We may be required to withhold at a rate of 30% under the Foreign Account Tax Compliance Act (“FATCA”) on certain distributions to foreign financial institutions and non-financial foreign entities holding accounts on behalf of and/or the assets of U.S. persons unless the foreign entities provide us with certain certifications regarding their status under FATCA on the applicable IRS forms. Prospective purchasers with accounts in foreign financial institutions or non-financial foreign entities are advised to consult with a competent tax advisor regarding the application of FATCA to their purchase situation.
4

Financial Statements
The financial statements for Talcott Resolution Life Insurance Company Separate Account Eleven and the consolidated financial statements and supplemental information of Talcott Resolution Life Insurance Company as of December 31, 2024 and for the period then ended, are included herein.

5

Statement of Additional Information
Separate Account Eleven
PremierSolutions Standard (Series A)
HV-5795
Issued by
Talcott Resolution Life Insurance Company
1 American Row, Hartford, CT 06103
This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the Prospectus. The SAI is available without charge, upon request. To request copies of the SAI and make other inquiries about your Contracts, call us at 1-844-804-8989. Copies of the SAI and other information are also available on the following website https://plan.empower-retirement.com/plancloudws/fundprospectus and by e-mail request to participantservices@empower.com. Reports and other information about the Separate Account and the Contract are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Date of Prospectus: May 1, 2025
Date of Statement of Additional Information: May 1, 2025

2

General Information
In order to supplement the description in the Prospectus, the following provides additional information about the Contracts and other matters which may be of interest to you. Terms used in this Statement of Additional Information have the same meanings as are defined in the Prospectus under the “Glossary of Special Terms.”
Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company is a stock life insurance company originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently re-domiciled to Connecticut. Talcott Resolution Life Insurance Company is authorized to do business in all states of the United States and the District of Columbia. In June 2018, the Company changed its name from Hartford Life and Annuity Insurance Company to Talcott Resolution Life and Annuity Insurance Company. Our corporate offices are located at 1 American Row, Hartford, CT 06103.
On January 1, 2013, Talcott Resolution entered into a reinsurance agreement and administrative services agreement with Massachusetts Mutual Life Insurance Company (“MassMutual”) to re-insure the obligations of Talcott Resolution under the Contracts and to provide administration of the Contracts.
On December 20, 2020, MassMutual entered into a reinsurance agreement and subcontractor administrative services agreement with Great-West Life & Annuity Insurance (“Great-West”) to further re-insure the obligations of Talcott Resolution under the Contracts and to provide administration of the Contracts. On September 2, 2022, Great-West Life & Annuity Insurance Company was re-named Empower Annuity and Insurance Company of America (“Empower”).
Empower has primary responsibility for administration of the Contract and the Separate Account. Empower or its affiliates may also provide recordkeeping and other service to the Plan for which they receive compensation from Plan assets.
Talcott Resolution Life Insurance Company is a direct, wholly owned subsidiary of TR Re, Ltd. an approved Class E insurer under the Bermuda Monetary Authority. Our indirect parents are Talcott Resolution Life, Inc., a Delaware corporation and Talcott Holdings, L.P., a Delaware limited partnership. Our ultimate parent is Talcott Financial Group Investments, LLC. (“TFGI”), a Bermuda exempted limited liability company. We are ultimately controlled by A. Michael Muscolino and Alan Waxman.
Financial Condition of Talcott Resolution
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.talcottresolution.com [talcottresolution.com] or visiting the SEC’s website at www.sec.gov [sec.gov]. You may also obtain reports and other financial information about us by contacting your state insurance department.
Non-Principal Risks of Investing in the Contract
Material weaknesses in the Company’s internal controls over financial reporting may increase the risk of financial statement errors.
As previously disclosed, management determined that there was a material weakness in the Company’s controls over the financial accounting and reporting for intercompany reinsurance, which was identified in connection with the restatement of the Company’s audited financial statements for the fiscal year ended December 31, 2022.The restatement corrected an error related to the accounting associated with affiliated reinsurance agreements entered into between the Company and its parent TR Re, Ltd., in which certain of the Company’s liabilities were reinsured to TR Re. During 2023, in the course of management’s continued assessment of internal controls, management has also determined there to be a material weakness in the implementation of control activities designed to reduce risks associated with changes to the Company’s control environment, stemming from significant changes in our business, regulatory requirements, or operations. The Company has taken steps to remediate these matters, including to enhance its processes and procedures related to the appropriate accounting for intercompany reinsurance, and to improve its overall control activities aimed at reducing risks associated with changes to its control environment. The Company believes these changes will remediate the material weaknesses but if the Company's enhancements in internal controls fail to remediate the material weaknesses, or if the Company experiences additional internal control weaknesses, there could be a greater risk that current or future financial statements may not be accurate.
3

Legal Matters
All matters of applicable state law pertaining to the Contracts, including the Company’s right to issue the Contracts, have been passed upon by the Company’s Chief Compliance Officer. Eversheds Sutherland (USA) LLP of Washington, DC has provided advice on certain matters relating to the federal securities laws.
Services
A.Safekeeping of Separate Account Assets
Talcott Resolution holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Talcott Resolution’s general corporate assets. Records are maintained of all purchases and redemptions of the underlying Fund shares held in each of the Sub-Accounts.
B.Independent Registered Public Accounting Firm
The consolidated financial statements and the related financial statement schedules of Talcott Resolution Life Insurance Company as of December 31, 2024 and 2023, and for each of the three years in the period ended December 31, 2024, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports. Such financial statements and financial statement schedules are included in reliance upon the reports of such firm given their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.
The financial statements and financial highlights for the year or period ended December 31, 2024 of each of the Sub-Accounts of Talcott Resolution Life Insurance Company Separate Account Eleven have been included in this Statement of Additional Information in reliance upon the report of Deloitte & Touche LLP, an independent registered public accounting firm, and in reliance upon the report of such firm given their authority as experts in accounting and auditing.
Deloitte & Touche LLP, 1601 Wewatta Street, Suite 400, Denver, Colorado 80202, serves as the Talcott Resolution Life Insurance Company Separate Account Eleven’s independent registered public accounting firm.
C.Principal Underwriter
Effective January 31, 2013, we have entered into a distribution agreement with MML Distributors, LLC (“MMLD”) under which MMLD serves as Principal Underwriter for the Contracts, which are offered on a continuous basis. MMLD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). MMLD is an affiliate of Massachusetts Mutual Life Insurance Company (“MassMutual”), the administrator of the Contracts. The principal business address of MMLD is 1295 State Street, Springfield, MA 01111.
MMLD may, by written notice to us, require that we pay MMLD, underwriting commissions for its services. Currently, we do not pay MMLD underwriting commissions for the Contracts offered through the Separate Account. For 2024, 2023, and 2022, the aggregate dollar amount of underwriting commissions paid to MMLD in its role as principal underwriter was $0.
Withholding
Annuity payments and other amounts received under the Contract are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.
Notwithstanding the recipient's election, withholding may be required with respect to certain payments to be delivered outside the United States. Moreover, special “backup withholding” rules may require the Company to disregard the recipient's election if the recipient fails to supply the Company with a “TIN” or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies the Company that the TIN provided by the recipient is incorrect.
We may be required to withhold at a rate of 30% under the Foreign Account Tax Compliance Act (“FATCA”) on certain distributions to foreign financial institutions and non-financial foreign entities holding accounts on behalf of and/or the assets of U.S. persons unless the foreign entities provide us with certain certifications regarding their status under FATCA on the applicable IRS forms. Prospective purchasers with accounts in foreign financial institutions or non-financial foreign entities are advised to consult with a competent tax advisor regarding the application of FATCA to their purchase situation.
4

Financial Statements
The financial statements for Talcott Resolution Life Insurance Company Separate Account Eleven and the consolidated financial statements and supplemental information of Talcott Resolution Life Insurance Company as of December 31, 2024 and for the period then ended, are included herein.

5

Statement of Additional Information
Separate Account Eleven
PremierSolutions Cornerstone (Series II)
HV-6775
Issued by
Talcott Resolution Life Insurance Company
1 American Row, Hartford, CT 06103
This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the Prospectus. The SAI is available without charge, upon request. To request copies of the SAI and make other inquiries about your Contracts, call us at 1-844-804-8989. Copies of the SAI and other information are also available on the following website https://plan.empower-retirement.com/plancloudws/fundprospectus and by e-mail request to participantservices@empower.com. Reports and other information about the Separate Account and the Contract are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Date of Prospectus: May 1, 2025
Date of Statement of Additional Information: May 1, 2025

2

General Information
In order to supplement the description in the Prospectus, the following provides additional information about the Contracts and other matters which may be of interest to you. Terms used in this Statement of Additional Information have the same meanings as are defined in the Prospectus under the “Glossary of Special Terms.”
Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company is a stock life insurance company originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently re-domiciled to Connecticut. Talcott Resolution Life Insurance Company is authorized to do business in all states of the United States and the District of Columbia. In June 2018, the Company changed its name from Hartford Life and Annuity Insurance Company to Talcott Resolution Life and Annuity Insurance Company. Our corporate offices are located at 1 American Row, Hartford, CT 06103.
On January 1, 2013, Talcott Resolution entered into a reinsurance agreement and administrative services agreement with Massachusetts Mutual Life Insurance Company (“MassMutual”) to re-insure the obligations of Talcott Resolution under the Contracts and to provide administration of the Contracts.
On December 20, 2020, MassMutual entered into a reinsurance agreement and subcontractor administrative services agreement with Great-West Life & Annuity Insurance (“Great-West”) to further re-insure the obligations of Talcott Resolution under the Contracts and to provide administration of the Contracts. On September 2, 2022, Great-West Life & Annuity Insurance Company was re-named Empower Annuity and Insurance Company of America (“Empower”).
Empower has primary responsibility for administration of the Contract and the Separate Account. Empower or its affiliates may also provide recordkeeping and other service to the Plan for which they receive compensation from Plan assets.
Talcott Resolution Life Insurance Company is a direct, wholly owned subsidiary of TR Re, Ltd. an approved Class E insurer under the Bermuda Monetary Authority. Our indirect parents are Talcott Resolution Life, Inc., a Delaware corporation and Talcott Holdings, L.P., a Delaware limited partnership. Our ultimate parent is Talcott Financial Group Investments, LLC. (“TFGI”), a Bermuda exempted limited liability company. We are ultimately controlled by A. Michael Muscolino and Alan Waxman.
Financial Condition of Talcott Resolution
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.talcottresolution.com [talcottresolution.com] or visiting the SEC’s website at www.sec.gov [sec.gov]. You may also obtain reports and other financial information about us by contacting your state insurance department.
Non-Principal Risks of Investing in the Contract
Material weaknesses in the Company’s internal controls over financial reporting may increase the risk of financial statement errors.
As previously disclosed, management determined that there was a material weakness in the Company’s controls over the financial accounting and reporting for intercompany reinsurance, which was identified in connection with the restatement of the Company’s audited financial statements for the fiscal year ended December 31, 2022.The restatement corrected an error related to the accounting associated with affiliated reinsurance agreements entered into between the Company and its parent TR Re, Ltd., in which certain of the Company’s liabilities were reinsured to TR Re. During 2023, in the course of management’s continued assessment of internal controls, management has also determined there to be a material weakness in the implementation of control activities designed to reduce risks associated with changes to the Company’s control environment, stemming from significant changes in our business, regulatory requirements, or operations. The Company has taken steps to remediate these matters, including to enhance its processes and procedures related to the appropriate accounting for intercompany reinsurance, and to improve its overall control activities aimed at reducing risks associated with changes to its control environment. The Company believes these changes will remediate the material weaknesses but if the Company's enhancements in internal controls fail to remediate the material weaknesses, or if the Company experiences additional internal control weaknesses, there could be a greater risk that current or future financial statements may not be accurate.
3

Legal Matters
All matters of applicable state law pertaining to the Contracts, including the Company’s right to issue the Contracts, have been passed upon by the Company’s Chief Compliance Officer. Eversheds Sutherland (USA) LLP of Washington, DC has provided advice on certain matters relating to the federal securities laws.
Services
A.Safekeeping of Separate Account Assets
Talcott Resolution holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Talcott Resolution’s general corporate assets. Records are maintained of all purchases and redemptions of the underlying Fund shares held in each of the Sub-Accounts.
B.Independent Registered Public Accounting Firm
The consolidated financial statements and the related financial statement schedules of Talcott Resolution Life Insurance Company as of December 31, 2024 and 2023, and for each of the three years in the period ended December 31, 2024, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports. Such financial statements and financial statement schedules are included in reliance upon the reports of such firm given their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.
The financial statements and financial highlights for the year or period ended December 31, 2024 of each of the Sub-Accounts of Talcott Resolution Life Insurance Company Separate Account Eleven have been included in this Statement of Additional Information in reliance upon the report of Deloitte & Touche LLP, an independent registered public accounting firm, and in reliance upon the report of such firm given their authority as experts in accounting and auditing.
Deloitte & Touche LLP, 1601 Wewatta Street, Suite 400, Denver, Colorado 80202, serves as the Talcott Resolution Life Insurance Company Separate Account Eleven’s independent registered public accounting firm.
C.Principal Underwriter
Effective January 31, 2013, we have entered into a distribution agreement with MML Distributors, LLC (“MMLD”) under which MMLD serves as Principal Underwriter for the Contracts, which are offered on a continuous basis. MMLD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). MMLD is an affiliate of Massachusetts Mutual Life Insurance Company (“MassMutual”), the administrator of the Contracts. The principal business address of MMLD is 1295 State Street, Springfield, MA 01111.
MMLD may, by written notice to us, require that we pay MMLD, underwriting commissions for its services. Currently, we do not pay MMLD underwriting commissions for the Contracts offered through the Separate Account. For 2024, 2023, and 2022, the aggregate dollar amount of underwriting commissions paid to MMLD in its role as principal underwriter was $0.
Withholding
Annuity payments and other amounts received under the Contract are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.
Notwithstanding the recipient's election, withholding may be required with respect to certain payments to be delivered outside the United States. Moreover, special “backup withholding” rules may require the Company to disregard the recipient's election if the recipient fails to supply the Company with a “TIN” or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies the Company that the TIN provided by the recipient is incorrect.
We may be required to withhold at a rate of 30% under the Foreign Account Tax Compliance Act (“FATCA”) on certain distributions to foreign financial institutions and non-financial foreign entities holding accounts on behalf of and/or the assets of U.S. persons unless the foreign entities provide us with certain certifications regarding their status under FATCA on the applicable IRS forms. Prospective purchasers with accounts in foreign financial institutions or non-financial foreign entities are advised to consult with a competent tax advisor regarding the application of FATCA to their purchase situation.
4

Financial Statements
The financial statements for Talcott Resolution Life Insurance Company Separate Account Eleven and the consolidated financial statements and supplemental information of Talcott Resolution Life Insurance Company as of December 31, 2024 and for the period then ended, are included herein.
5

Statement of Additional Information
Separate Account Eleven
PremierSolutions Standard (Series A-II)
HV-6779
Issued by
Talcott Resolution Life Insurance Company
1 American Row, Hartford, CT 06103
This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the Prospectus. The SAI is available without charge, upon request. To request copies of the SAI and make other inquiries about your Contracts, call us at 1-844-804-8989. Copies of the SAI and other information are also available on the following website https://plan.empower-retirement.com/plancloudws/fundprospectus and by e-mail request to participantservices@empower.com. Reports and other information about the Separate Account and the Contract are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Date of Prospectus: May 1, 2025
Date of Statement of Additional Information: May 1, 2025

2

General Information
In order to supplement the description in the Prospectus, the following provides additional information about the Contracts and other matters which may be of interest to you. Terms used in this Statement of Additional Information have the same meanings as are defined in the Prospectus under the “Glossary of Special Terms.”
Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company is a stock life insurance company originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently re-domiciled to Connecticut. Talcott Resolution Life Insurance Company is authorized to do business in all states of the United States and the District of Columbia. In June 2018, the Company changed its name from Hartford Life and Annuity Insurance Company to Talcott Resolution Life and Annuity Insurance Company. Our corporate offices are located at 1 American Row, Hartford, CT 06103.
On January 1, 2013, Talcott Resolution entered into a reinsurance agreement and administrative services agreement with Massachusetts Mutual Life Insurance Company (“MassMutual”) to re-insure the obligations of Talcott Resolution under the Contracts and to provide administration of the Contracts.
On December 20, 2020, MassMutual entered into a reinsurance agreement and subcontractor administrative services agreement with Great-West Life & Annuity Insurance (“Great-West”) to further re-insure the obligations of Talcott Resolution under the Contracts and to provide administration of the Contracts. On September 2, 2022, Great-West Life & Annuity Insurance Company was re-named Empower Annuity and Insurance Company of America (“Empower”).
Empower has primary responsibility for administration of the Contract and the Separate Account. Empower or its affiliates may also provide recordkeeping and other service to the Plan for which they receive compensation from Plan assets.
Talcott Resolution Life Insurance Company is a direct, wholly owned subsidiary of TR Re, Ltd. an approved Class E insurer under the Bermuda Monetary Authority. Our indirect parents are Talcott Resolution Life, Inc., a Delaware corporation and Talcott Holdings, L.P., a Delaware limited partnership. Our ultimate parent is Talcott Financial Group Investments, LLC. (“TFGI”), a Bermuda exempted limited liability company. We are ultimately controlled by A. Michael Muscolino and Alan Waxman.
Financial Condition of Talcott Resolution
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.talcottresolution.com [talcottresolution.com] or visiting the SEC’s website at www.sec.gov [sec.gov]. You may also obtain reports and other financial information about us by contacting your state insurance department.
Non-Principal Risks of Investing in the Contract
Material weaknesses in the Company’s internal controls over financial reporting may increase the risk of financial statement errors.
As previously disclosed, management determined that there was a material weakness in the Company’s controls over the financial accounting and reporting for intercompany reinsurance, which was identified in connection with the restatement of the Company’s audited financial statements for the fiscal year ended December 31, 2022.The restatement corrected an error related to the accounting associated with affiliated reinsurance agreements entered into between the Company and its parent TR Re, Ltd., in which certain of the Company’s liabilities were reinsured to TR Re. During 2023, in the course of management’s continued assessment of internal controls, management has also determined there to be a material weakness in the implementation of control activities designed to reduce risks associated with changes to the Company’s control environment, stemming from significant changes in our business, regulatory requirements, or operations. The Company has taken steps to remediate these matters, including to enhance its processes and procedures related to the appropriate accounting for intercompany reinsurance, and to improve its overall control activities aimed at reducing risks associated with changes to its control environment. The Company believes these changes will remediate the material weaknesses but if the Company's enhancements in internal controls fail to remediate the material weaknesses, or if the Company experiences additional internal control weaknesses, there could be a greater risk that current or future financial statements may not be accurate.
3

Legal Matters
All matters of applicable state law pertaining to the Contracts, including the Company’s right to issue the Contracts, have been passed upon by the Company’s Chief Compliance Officer. Eversheds Sutherland (USA) LLP of Washington, DC has provided advice on certain matters relating to the federal securities laws.
Services
A.Safekeeping of Separate Account Assets
Talcott Resolution holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Talcott Resolution’s general corporate assets. Records are maintained of all purchases and redemptions of the underlying Fund shares held in each of the Sub-Accounts.
B.Independent Registered Public Accounting Firm
The consolidated financial statements and the related financial statement schedules of Talcott Resolution Life Insurance Company as of December 31, 2024 and 2023, and for each of the three years in the period ended December 31, 2024, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports. Such financial statements and financial statement schedules are included in reliance upon the reports of such firm given their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.
The financial statements and financial highlights for the year or period ended December 31, 2024 of each of the Sub-Accounts of Talcott Resolution Life Insurance Company Separate Account Eleven have been included in this Statement of Additional Information in reliance upon the report of Deloitte & Touche LLP, an independent registered public accounting firm, and in reliance upon the report of such firm given their authority as experts in accounting and auditing.
Deloitte & Touche LLP, 1601 Wewatta Street, Suite 400, Denver, Colorado 80202, serves as the Talcott Resolution Life Insurance Company Separate Account Eleven’s independent registered public accounting firm.
C.Principal Underwriter
Effective January 31, 2013, we have entered into a distribution agreement with MML Distributors, LLC (“MMLD”) under which MMLD serves as Principal Underwriter for the Contracts, which are offered on a continuous basis. MMLD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). MMLD is an affiliate of Massachusetts Mutual Life Insurance Company (“MassMutual”), the administrator of the Contracts. The principal business address of MMLD is 1295 State Street, Springfield, MA 01111.
MMLD may, by written notice to us, require that we pay MMLD, underwriting commissions for its services. Currently, we do not pay MMLD underwriting commissions for the Contracts offered through the Separate Account. For 2024, 2023, and 2022, the aggregate dollar amount of underwriting commissions paid to MMLD in its role as principal underwriter was $0.
Withholding
Annuity payments and other amounts received under the Contract are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.
Notwithstanding the recipient's election, withholding may be required with respect to certain payments to be delivered outside the United States. Moreover, special “backup withholding” rules may require the Company to disregard the recipient's election if the recipient fails to supply the Company with a “TIN” or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies the Company that the TIN provided by the recipient is incorrect.
We may be required to withhold at a rate of 30% under the Foreign Account Tax Compliance Act (“FATCA”) on certain distributions to foreign financial institutions and non-financial foreign entities holding accounts on behalf of and/or the assets of U.S. persons unless the foreign entities provide us with certain certifications regarding their status under FATCA on the applicable IRS forms. Prospective purchasers with accounts in foreign financial institutions or non-financial foreign entities are advised to consult with a competent tax advisor regarding the application of FATCA to their purchase situation.
4

Financial Statements
The financial statements for Talcott Resolution Life Insurance Company Separate Account Eleven and the consolidated financial statements and supplemental information of Talcott Resolution Life Insurance Company as of December 31, 2024 and for the period then ended, are included herein.

5

Statement of Additional Information
Separate Account Eleven
State of Iowa Retirement Investors Club 403(b)
HV-7969
Issued by
Talcott Resolution Life Insurance Company
1 American Row, Hartford, CT 06103
This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the Prospectus. The SAI is available without charge, upon request. To request copies of the SAI and make other inquiries about your Contracts, call us at 1-844-804-8989. Copies of the SAI and other information are also available on the following website https://plan.empower-retirement.com/plancloudws/fundprospectus and by e-mail request to participantservices@empower.com. Reports and other information about the Separate Account and the Contract are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Date of Prospectus: May 1, 2025
Date of Statement of Additional Information: May 1, 2025

2

General Information
In order to supplement the description in the Prospectus, the following provides additional information about the Contracts and other matters which may be of interest to you. Terms used in this Statement of Additional Information have the same meanings as are defined in the Prospectus under the “Glossary of Special Terms.”
Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company is a stock life insurance company originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently re-domiciled to Connecticut. Talcott Resolution Life Insurance Company is authorized to do business in all states of the United States and the District of Columbia. In June 2018, the Company changed its name from Hartford Life and Annuity Insurance Company to Talcott Resolution Life and Annuity Insurance Company. Our corporate offices are located at 1 American Row, Hartford, CT 06103.
On January 1, 2013, Talcott Resolution entered into a reinsurance agreement and administrative services agreement with Massachusetts Mutual Life Insurance Company (“MassMutual”) to re-insure the obligations of Talcott Resolution under the Contracts and to provide administration of the Contracts.
On December 20, 2020, MassMutual entered into a reinsurance agreement and subcontractor administrative services agreement with Great-West Life & Annuity Insurance (“Great-West”) to further re-insure the obligations of Talcott Resolution under the Contracts and to provide administration of the Contracts. On September 2, 2022, Great-West Life & Annuity Insurance Company was re-named Empower Annuity and Insurance Company of America (“Empower”).
Empower has primary responsibility for administration of the Contract and the Separate Account. Empower or its affiliates may also provide recordkeeping and other service to the Plan for which they receive compensation from Plan assets.
Talcott Resolution Life Insurance Company is a direct, wholly owned subsidiary of TR Re, Ltd. an approved Class E insurer under the Bermuda Monetary Authority. Our indirect parents are Talcott Resolution Life, Inc., a Delaware corporation and Talcott Holdings, L.P., a Delaware limited partnership. Our ultimate parent is Talcott Financial Group Investments, LLC. (“TFGI”), a Bermuda exempted limited liability company. We are ultimately controlled by A. Michael Muscolino and Alan Waxman.
Financial Condition of Talcott Resolution
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.talcottresolution.com [talcottresolution.com] or visiting the SEC’s website at www.sec.gov [sec.gov]. You may also obtain reports and other financial information about us by contacting your state insurance department.
Non-Principal Risks of Investing in the Contract
Material weaknesses in the Company’s internal controls over financial reporting may increase the risk of financial statement errors.
As previously disclosed, management determined that there was a material weakness in the Company’s controls over the financial accounting and reporting for intercompany reinsurance, which was identified in connection with the restatement of the Company’s audited financial statements for the fiscal year ended December 31, 2022.The restatement corrected an error related to the accounting associated with affiliated reinsurance agreements entered into between the Company and its parent TR Re, Ltd., in which certain of the Company’s liabilities were reinsured to TR Re. During 2023, in the course of management’s continued assessment of internal controls, management has also determined there to be a material weakness in the implementation of control activities designed to reduce risks associated with changes to the Company’s control environment, stemming from significant changes in our business, regulatory requirements, or operations. The Company has taken steps to remediate these matters, including to enhance its processes and procedures related to the appropriate accounting for intercompany reinsurance, and to improve its overall control activities aimed at reducing risks associated with changes to its control environment. The Company believes these changes will remediate the material weaknesses but if the Company's enhancements in internal controls fail to remediate the material weaknesses, or if the Company experiences additional internal control weaknesses, there could be a greater risk that current or future financial statements may not be accurate.
3

Legal Matters
All matters of applicable state law pertaining to the Contracts, including the Company’s right to issue the Contracts, have been passed upon by the Company’s Chief Compliance Officer. Eversheds Sutherland (USA) LLP of Washington, DC has provided advice on certain matters relating to the federal securities laws.
Services
A.Safekeeping of Separate Account Assets
Talcott Resolution holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Talcott Resolution’s general corporate assets. Records are maintained of all purchases and redemptions of the underlying Fund shares held in each of the Sub-Accounts.
B.Independent Registered Public Accounting Firm
The consolidated financial statements and the related financial statement schedules of Talcott Resolution Life Insurance Company as of December 31, 2024 and 2023, and for each of the three years in the period ended December 31, 2024, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports. Such financial statements and financial statement schedules are included in reliance upon the reports of such firm given their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.
The financial statements and financial highlights for the year or period ended December 31, 2024 of each of the Sub-Accounts of Talcott Resolution Life Insurance Company Separate Account Eleven have been included in this Statement of Additional Information in reliance upon the report of Deloitte & Touche LLP, an independent registered public accounting firm, and in reliance upon the report of such firm given their authority as experts in accounting and auditing.
Deloitte & Touche LLP, 1601 Wewatta Street, Suite 400, Denver, Colorado 80202, serves as the Talcott Resolution Life Insurance Company Separate Account Eleven’s independent registered public accounting firm.
C.Principal Underwriter
Effective January 31, 2013, we have entered into a distribution agreement with MML Distributors, LLC (“MMLD”) under which MMLD serves as Principal Underwriter for the Contracts, which are offered on a continuous basis. MMLD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). MMLD is an affiliate of Massachusetts Mutual Life Insurance Company (“MassMutual”), the administrator of the Contracts. The principal business address of MMLD is 1295 State Street, Springfield, MA 01111.
MMLD may, by written notice to us, require that we pay MMLD, underwriting commissions for its services. Currently, we do not pay MMLD underwriting commissions for the Contracts offered through the Separate Account. For 2024, 2023, and 2022, the aggregate dollar amount of underwriting commissions paid to MMLD in its role as principal underwriter was $0.
Withholding
Annuity payments and other amounts received under the Contract are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.
Notwithstanding the recipient's election, withholding may be required with respect to certain payments to be delivered outside the United States. Moreover, special “backup withholding” rules may require the Company to disregard the recipient's election if the recipient fails to supply the Company with a “TIN” or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies the Company that the TIN provided by the recipient is incorrect.
We may be required to withhold at a rate of 30% under the Foreign Account Tax Compliance Act (“FATCA”) on certain distributions to foreign financial institutions and non-financial foreign entities holding accounts on behalf of and/or the assets of U.S. persons unless the foreign entities provide us with certain certifications regarding their status under FATCA on the applicable IRS forms. Prospective purchasers with accounts in foreign financial institutions or non-financial foreign entities are advised to consult with a competent tax advisor regarding the application of FATCA to their purchase situation.
4

Financial Statements
The financial statements for Talcott Resolution Life Insurance Company Separate Account Eleven and the consolidated financial statements and supplemental information of Talcott Resolution Life Insurance Company as of December 31, 2024 and for the period then ended, are included herein.
5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Contract Owners of Talcott Resolution Life Insurance Company Separate Account Eleven and the Board of Directors of Empower Annuity Insurance Company of America & Empower Life & Annuity Insurance Company of New York
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of each of the Sub-Accounts listed in Appendix A of Talcott Resolution Life Insurance Company Separate Account Eleven (the “Separate Account”), as of December 31, 2024, the related statements of operations and changes in net assets for the periods indicated in Appendix A, and the related notes, which include the financial highlights (collectively, the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Separate Account as of December 31, 2024, and the results of their operations and the changes in their net assets for each of the periods indicated in Appendix A in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the two years in the period ended December 31, 2021, were audited by other auditors, whose report, dated April 21, 2022, expressed an unqualified opinion on such financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on the Separate Account’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.
/s/ DELOITTE & TOUCHE LLP
Denver, Colorado
April 28, 2025
We have served as the auditor of one or more separate accounts sponsored by Talcott Resolution Life Insurance Company since 2022.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN
APPENDIX A

Sub-Account	Statements of assets and liabilities	Statements of operations	Statements of changes in net assets
AB Discovery Growth Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
AB Discovery Value Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
AB Global Bond Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
AB Global Risk Allocation Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
AB Growth Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
AB High Income Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
AB International Value Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
AB Large Cap Value Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
AB Relative Value Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
AB Sustainable Global Thematic Fund - Advisor Class	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
AB Sustainable International Thematic Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Alger Capital Appreciation Institutional Fund - Class I	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Alger Mid Cap Growth Institutional Fund - Class I	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Alger Small Cap Growth Institutional Fund - Class I	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Allspring Asset Allocation Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Allspring Core Bond Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Allspring Emerging Markets Equity Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Allspring International Equity Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Allspring Utility and Telecommunications Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Century Investments® Diversified Bond Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Century Investments® Equity Growth Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Century Investments® Equity Income Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Century Investments® Equity Income Fund - Investor Class	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Century Investments® Focused Large Cap Value Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Century Investments® Growth Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Sub-Account	Statements of assets and liabilities	Statements of operations	Statements of changes in net assets
American Century Investments® Heritage Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Century Investments® Inflation-Adjusted Bond Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Century Investments® Mid Cap Value Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Century Investments® Small Cap Value Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Century Investments® Small Cap Value Fund - Investor Class	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Century Investments® U.S. Government Money Market Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Century Investments® Ultra Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Century Small Company Fund - A Class	N/A	N/A	For the period from January 1, 2023 to October 19, 2023
American Funds AMCAP Fund® - Class R3	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds American Balanced Fund® - Class R3	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds American Balanced Fund® - Class R-4	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds American Mutual Fund® - Class R3	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Capital Income Builder® - Class R3	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Capital World Growth and Income Fund® - Class R3	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Capital World Growth and Income Fund® - Class R-4	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds EuroPacific Growth Fund® - Class R3	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Fundamental Investors® - Class R3	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds New Perspective Fund® - Class R3	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds New World Fund® - Class R3	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds SMALLCAP World Fund® - Class R3	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds The Bond Fund of America® - Class R3	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds The Growth Fund of America® - Class R3	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds The Income Fund of America® - Class R3	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds The Investment Company of America® - Class R3	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds The New Economy Fund® - Class R3	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Washington Mutual Investors Fund - Class R3	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Sub-Account	Statements of assets and liabilities	Statements of operations	Statements of changes in net assets
AMG GW&K Small/Mid Cap Core Fund - Class N	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Ariel Appreciation Fund - Investor Class	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Ariel Fund - Investor Class	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Artisan Mid Cap Value Fund - Investor Class	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Ave Maria Growth Fund	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Ave Maria Rising Dividend Fund	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Ave Maria Value Fund	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Baron Small Cap Fund® - Retail Shares	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
BlackRock Advantage Large Cap Core Fund - Investor A Shares	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
BlackRock Advantage Large Cap Growth Fund - Investor A Shares	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
BlackRock Advantage Small Cap Growth Fund - Investor A Shares	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
BlackRock Advantage SMID Cap Fund, Inc. - Investor A Shares	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
BlackRock Capital Appreciation Fund, Inc. - Investor A Shares	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
BlackRock Equity Dividend Fund - Investor A Shares	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
BlackRock Global Allocation Fund, Inc. - Investor A Shares	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
BlackRock Impact Mortgage Fund - Investor A Shares	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
BlackRock International Dividend Fund - Investor A Shares	N/A	For the period from January 1, 2024 to November 13, 2024	For the period from January 1, 2024 to November 13, 2024 and for the year ended December 31, 2023
BlackRock LifePath® Dynamic 2025 Fund - Investor A Shares	N/A	For the period from January 1, 2024 to October 4, 2024	For the period from January 1, 2024 to October 4, 2024 and for the year ended December 31, 2023
BlackRock LifePath® Dynamic 2030 Fund - Investor A Shares	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
BlackRock LifePath® Dynamic 2035 Fund - Investor A Shares	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
BlackRock LifePath® Dynamic 2040 Fund - Investor A Shares	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
BlackRock LifePath® Dynamic 2045 Fund - Investor A Shares	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
BlackRock LifePath® Dynamic 2050 Fund - Investor A Shares	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
BlackRock LifePath® Dynamic 2055 Fund - Investor A Shares	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Sub-Account	Statements of assets and liabilities	Statements of operations	Statements of changes in net assets
BlackRock LifePath® Dynamic Retirement Fund - Investor A Shares	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
BlackRock Mid-Cap Growth Equity Portfolio - Investor A Shares	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
BlackRock Mid-Cap Value Fund - Investor A Shares	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
BlackRock S&P 500 Index V.I. Fund - Class I Shares	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
BlackRock S&P 500 Index V.I. Fund - Class III Shares	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
BlackRock LifePath® Dynamic 2030 Fund - Institutional Shares	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
BlackRock LifePath® Dynamic 2040 Fund - Institutional Shares	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
BlackRock LifePath® Dynamic 2050 Fund - Institutional Shares	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
BlackRock LifePath® Dynamic 2060 Fund - Investor A Shares	December 31, 2024	For the period from January 4, 2024 (commencement of operations) to December 31, 2024	For the period from January 4, 2024 (commencement of operations) to December 31, 2024
BlackRock LifePath® Dynamic 2065 Fund - Investor A Shares	December 31, 2024	For the year ended December 31, 2024	For the period ended December 31, 2024 and for the period October 13, 2023 (commencement of operations) to December 31, 2023
BlackRock LifePath® Dynamic Retirement Fund - Institutional Shares	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
BNY Mellon Bond Market Index Fund - Investor Class	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
BNY Mellon Core Plus Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
BNY Mellon International Stock Index Fund - Investor Shares	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
BNY Mellon Midcap Index Fund, Inc. - Investor Shares	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
BNY Mellon S&P 500 Index Fund	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
BNY Mellon Smallcap Stock Index Fund - Investor Shares	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
BNY Mellon Variable Investment Fund: Appreciation Portfolio - Initial Shares	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
BNY Mellon Variable Investment Fund: Growth and Income Portfolio - Initial Shares	December 31, 2024	For the period from January 5, 2024 (commencement of operations) to December 31, 2024	For the period from January 5, 2024 (commencement of operations) to December 31, 2024
Calamos International Growth Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Calvert Bond Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Sub-Account	Statements of assets and liabilities	Statements of operations	Statements of changes in net assets
Calvert Equity Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Calvert Income Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Calvert VP SRI Balanced Portfolio - Class I	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
ClearBridge Appreciation Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
ClearBridge Growth Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
ClearBridge Growth Fund - Class FI	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
ClearBridge Mid Cap Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
ClearBridge Small Cap Growth Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
ClearBridge Small Cap Growth Fund - Class FI	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
ClearBridge Value Fund - Class FI	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
ClearBridge Small Cap Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
ClearBridge Value Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Columbia Acorn Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Columbia Acorn International Select℠ - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Columbia Contrarian Core Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Columbia Large Cap Growth Opportunity Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Columbia Large Cap Value Fund - Institutional Class	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Columbia Select Mid Cap Value Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Columbia Select Mid Cap Value Fund - Institutional Class	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Columbia Select Small Cap Value Fund - Institutional Class	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Columbia Seligman Global Technology Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Columbia Seligman Technology and Information Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Columbia Small Cap Value Fund I - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
CRM Mid Cap Value Fund - Investor Shares	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Davis Financial Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Davis New York Venture Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Davis Opportunity Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Domini Impact Equity Fund® - Investor Shares	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
DWS Core Equity VIP - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Sub-Account	Statements of assets and liabilities	Statements of operations	Statements of changes in net assets
DWS CROCI® Equity Dividend Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
DWS Emerging Markets Fixed Income Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
DWS International Growth Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
DWS RREEF Real Estate Securities Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Eaton Vance Atlanta Capital SMID-Cap Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Eaton Vance Balanced Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Eaton Vance Dividend Builder Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Eaton Vance Income Fund of Boston - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Eaton Vance Large-Cap Value Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Eaton Vance Worldwide Health Sciences Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Empower Emerging Markets Equity Fund - Investor Class	December 31, 2024	For the period from August 9, 2024 (commencement of operations) to December 31, 2024	For the period from August 9, 2024 (commencement of operations) to December 31, 2024
Empower International Index Fund - Investor Class	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Empower Lifetime 2015 Fund - Investor Class	December 31, 2024	For the year ended December 31, 2024	For the period ended December 31, 2024 and for the period March 13, 2023 (commencement of operations) to December 31, 2023
Empower Lifetime 2020 Fund - Investor Class	December 31, 2024	For the year ended December 31, 2024	For the period ended December 31, 2024 and for the period March 13, 2023 (commencement of operations) to December 31, 2023
Empower Lifetime 2025 Fund - Investor Class	December 31, 2024	For the year ended December 31, 2024	For the period ended December 31, 2024 and for the period March 13, 2023 (commencement of operations) to December 31, 2023
Empower Lifetime 2030 Fund - Investor Class	December 31, 2024	For the year ended December 31, 2024	For the period ended December 31, 2024 and for the period March 13, 2023 (commencement of operations) to December 31, 2023
Empower Lifetime 2035 Fund - Investor Class	December 31, 2024	For the year ended December 31, 2024	For the period ended December 31, 2024 and for the period March 13, 2023 (commencement of operations) to December 31, 2023
Empower Lifetime 2040 Fund - Investor Class	December 31, 2024	For the year ended December 31, 2024	For the period ended December 31, 2024 and for the period March 13, 2023 (commencement of operations) to December 31, 2023
Empower Lifetime 2045 Fund - Investor Class	December 31, 2024	For the year ended December 31, 2024	For the period ended December 31, 2024 and for the period March 13, 2023 (commencement of operations) to December 31, 2023
Empower Lifetime 2050 Fund - Investor Class	December 31, 2024	For the year ended December 31, 2024	For the period ended December 31, 2024 and for the period March 13, 2023 (commencement of operations) to December 31, 2023
Empower Lifetime 2055 Fund - Investor Class	December 31, 2024	For the year ended December 31, 2024	For the period ended December 31, 2024 and for the period March 13, 2023 (commencement of operations) to December 31, 2023
Empower Lifetime 2060 Fund - Investor Class	December 31, 2024	For the year ended December 31, 2024	For the period ended December 31, 2024 and for the period May 30, 2023 (commencement of operations) to December 31, 2023
Empower Moderately Aggressive Profile Fund - Investor Class	December 31, 2024	For the year ended December 31, 2024	For the period ended December 31, 2024 and for the period August 14, 2023 (commencement of operations) to December 31, 2023

Sub-Account	Statements of assets and liabilities	Statements of operations	Statements of changes in net assets
Empower S&P 500® Index Fund - Investor Class	December 31, 2024	For the period from November 14, 2024 (commencement of operations) to December 31, 2024	For the period from November 14, 2024 (commencement of operations) to December 31, 2024
Empower S&P Mid Cap 400® Index Fund - Investor Class	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Empower S&P Small Cap 600® Index Fund - Investor Class	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Empower Short Duration Bond Fund - Investor Class	December 31, 2024	For the year ended December 31, 2024	For the period ended December 31, 2024 and for the period March 17, 2023 (commencement of operations) to December 31, 2023
Federated Hermes Clover Small Value Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Federated Hermes Equity Income Fund, Inc. - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Federated Hermes Fund for U.S. Government Securities - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Federated Hermes Global Allocation Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Federated Hermes International Leaders Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Federated Hermes Kaufmann Fund - Class R	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Federated Hermes MDT Mid Cap Growth Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Federated Hermes Sustainable High Yield Bond Fund, Inc. - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Federated Hermes Total Return Bond Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity Advisor® Equity Growth Fund - Class M	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity Advisor® Leveraged Company Stock Fund - Class M	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity Advisor® Stock Selector Fund - Class M	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Balanced Portfolio - Initial Class	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Freedom 2015 Portfolio℠ - Service Class 2	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Freedom 2020 Portfolio℠ - Service Class 2	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Freedom 2025 Portfolio℠ - Service Class 2	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Freedom 2030 Portfolio℠ - Service Class 2	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Growth & Income Portfolio - Initial Class	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Growth Opportunities Portfolio - Initial Class	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Investor Freedom 2035 Portfolio℠ - Service Class 2	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Investor Freedom 2050 Portfolio℠ - Service Class 2	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Overseas Portfolio - Initial Class	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Sub-Account	Statements of assets and liabilities	Statements of operations	Statements of changes in net assets
Fidelity® VIP Value Strategies Portfolio - Initial Class	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Franklin Conservative Allocation Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Franklin Core Plus Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Franklin Growth Allocation Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Franklin Growth Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Franklin High Income Fund - Class A1	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Franklin Income Fund - Class A1	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Franklin Moderate Allocation Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Franklin Mutual Beacon Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Franklin Mutual Global Discovery Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Franklin Mutual Shares Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Franklin Mutual U.S. Mid Cap Value Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Franklin Small Cap Value Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Franklin Small-Mid Cap Growth Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Franklin Small-Mid Cap Growth VIP Fund - Class 1	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Franklin Total Return Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Franklin U.S. Government Securities Fund - Class A1	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Goldman Sachs Core Fixed Income Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Goldman Sachs Equity Income Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Goldman Sachs Government Income Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Goldman Sachs High Yield Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Goldman Sachs Income Builder Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Goldman Sachs International Equity ESG Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Goldman Sachs Large Cap Core Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Goldman Sachs Large Cap Value Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Goldman Sachs Mid Cap Growth Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Goldman Sachs Mid Cap Value Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Goldman Sachs Satellite Strategies Portfolio - Class A	N/A	For the period from January 1, 2024 to February 13, 2024	For the period from January 1, 2024 to February 13, 2024 and for the year ended December 31, 2023
Goldman Sachs Small Cap Value Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Sub-Account	Statements of assets and liabilities	Statements of operations	Statements of changes in net assets
Goldman Sachs Small/Mid Cap Growth Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Goldman Sachs Strategic Growth Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Goldman Sachs U.S. Equity Insights Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Hartford Balanced HLS Fund - Class IA	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Hartford Balanced HLS Fund - Class IB	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Hartford Balanced Income Fund - Class R4	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Hartford Capital Appreciation Fund - Class R4	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Hartford Capital Appreciation Fund - Class R5	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Hartford Capital Appreciation HLS Fund - Class IA	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Hartford Checks and Balances Fund - Class R4	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Hartford Conservative Allocation Fund - Class R4	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Hartford Conservative Allocation Fund - Class R5	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Hartford Disciplined Equity HLS Fund - Class IA	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Hartford Disciplined Equity HLS Fund - Class IB	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Hartford Dividend and Growth Fund - Class R4	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Hartford Dividend and Growth HLS Fund - Class IA	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Hartford Dividend and Growth HLS Fund - Class IB	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Hartford Equity Income Fund - Class R4	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Hartford Global Impact Fund - Class R4	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Hartford Growth Allocation Fund - Class R4	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Hartford Growth Allocation Fund - Class R5	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Hartford Growth Opportunities Fund - Class R4	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Hartford Healthcare Fund - Class R4	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Hartford Healthcare HLS Fund - Class IA	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Hartford Healthcare HLS Fund - Class IB	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Hartford High Yield Fund - Class R4	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Hartford Inflation Plus Fund - Class R4	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Hartford International Equity Fund - Class R4	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Hartford International Opportunities Fund - Class R4	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Hartford International Opportunities HLS Fund - Class IA	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Sub-Account	Statements of assets and liabilities	Statements of operations	Statements of changes in net assets
Hartford International Opportunities HLS Fund - Class IB	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Hartford Midcap Fund - Class R4	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Hartford MidCap HLS Fund - Class IA	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Hartford MidCap Value Fund - Class R4	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Hartford Moderate Allocation Fund - Class R4	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Hartford Moderate Allocation Fund - Class R5	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Hartford Quality Value Fund - Class R4	N/A	N/A	For the period from January 1, 2023 to October 5, 2023
Hartford Small Cap Growth HLS Fund - Class IA	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Hartford Small Cap Growth HLS Fund - Class IB	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Hartford Small Company Fund - Class R4	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Hartford Small Company HLS Fund - Class IA	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Hartford Small Company HLS Fund - Class IB	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Hartford Stock HLS Fund - Class IA	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Hartford Stock HLS Fund - Class IB	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Hartford Total Return Bond Fund - Class R4	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Hartford Total Return Bond Fund - Class R5	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Hartford Total Return Bond HLS Fund - Class IA	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Hartford Total Return Bond HLS Fund - Class IB	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Hartford Ultrashort Bond HLS Fund - Class IA	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Hartford Ultrashort Bond HLS Fund - Class IB	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Hotchkis & Wiley Large Cap Fundamental Value Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Impax Ellevate Global Women’s Leadership Fund - Investor Class	N/A	For the period from January 11, 2024 to August 20, 2024	For the period from January 11, 2024 to August 20, 2024
Invesco American Franchise Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco American Value Fund - Class A	N/A	N/A	For the period from January 1, 2023 to February 10, 2023
Invesco Balanced-Risk Commodity Strategy Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco Comstock Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco Developing Markets Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco Developing Markets Fund - Class Y	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco Discovery Large Cap Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Sub-Account	Statements of assets and liabilities	Statements of operations	Statements of changes in net assets
Invesco Discovery Mid Cap Growth Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco Diversified Dividend Fund - Investor Class	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco Dividend Income Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco Equity and Income Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco EQV Emerging Markets All Cap Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco EQV Emerging Markets All Cap Fund - Class Y	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco EQV European Equity Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco EQV International Equity Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco Global Core Equity Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco Global Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco Global Opportunities Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco Global Strategic Income Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco Gold & Special Minerals Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco Growth and Income Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco Intermediate Bond Factor Fund - Class A	N/A	N/A	For the period from January 1, 2023 to August 31, 2023
Invesco International Bond Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco International Diversified Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco Main Street All Cap Fund® - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco Main Street Fund® - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco Main Street Mid Cap Fund® - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco Oppenheimer International Growth Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco Quality Income Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco Real Estate Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco Real Estate Fund - Class R5	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco Rising Dividends Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco Small Cap Equity Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco Small Cap Growth Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco Small Cap Growth Fund - Investor Class	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco Small Cap Value Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco Technology Fund - Investor Class	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Sub-Account	Statements of assets and liabilities	Statements of operations	Statements of changes in net assets
Invesco V.I. Diversified Dividend Fund - Series I	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco V.I. Small Cap Equity Fund - Series I	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco V.I. Technology Fund - Series I	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco Value Opportunities Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Janus Henderson Balanced Fund - Class S	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Janus Henderson Balanced Portfolio - Institutional Shares	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Janus Henderson Enterprise Fund - Class S	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Janus Henderson Enterprise Portfolio - Institutional Shares	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Janus Henderson Forty Fund - Class S	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Janus Henderson Forty Portfolio - Institutional Shares	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Janus Henderson Global Research Fund - Class S	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Janus Henderson Global Research Portfolio - Institutional Shares	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Janus Henderson Mid Cap Value Fund - Class S	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Janus Henderson Overseas Fund - Class S	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Janus Henderson Overseas Portfolio - Institutional Shares	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
John Hancock New Opportunities Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
JPMorgan Core Bond Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
JPMorgan Large Cap Growth Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
JPMorgan Large Cap Growth Fund - Class R2	December 31, 2024	For the period from September 12, 2024 (commencement of operations) to December 31, 2024	For the period from September 12, 2024 (commencement of operations) to December 31, 2024
JPMorgan Mid Cap Growth - Class R3	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
JPMorgan Small Cap Equity Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
JPMorgan Small Cap Growth Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
JPMorgan Small Cap Value Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
JPMorgan SmartRetirement® 2020 Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
JPMorgan SmartRetirement® 2025 Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
JPMorgan SmartRetirement® 2030 Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
JPMorgan SmartRetirement® 2035 Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
JPMorgan SmartRetirement® 2040 Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Sub-Account	Statements of assets and liabilities	Statements of operations	Statements of changes in net assets
JPMorgan SmartRetirement® 2045 Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
JPMorgan SmartRetirement® 2050 Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
JPMorgan SmartRetirement® 2055 Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
JPMorgan SmartRetirement® 2060 Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
JPMorgan SmartRetirement® Income Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
JPMorgan U.S. Equity Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
JPMorgan U.S. Government Money Market Fund - Reserve Class	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Keeley Small Cap Dividend Value Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LKCM Aquinas Catholic Equity Fund	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Loomis Sayles Bond Fund - Class ADM	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Loomis Sayles Bond Fund - Retail Class	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Lord Abbett Affiliated Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Lord Abbett Affiliated Fund - Class P	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Lord Abbett Bond Debenture Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Lord Abbett Bond-Debenture Fund - Class P	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Lord Abbett Developing Growth Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Lord Abbett Developing Growth Fund - Class P	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Lord Abbett Dividend Growth Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Lord Abbett Dividend Growth Fund - Class P	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Lord Abbett Fundamental Equity Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Lord Abbett Fundamental Equity Fund - Class P	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Lord Abbett Growth Opportunities Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Lord Abbett International Equity Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Lord Abbett Total Return Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Lord Abbett Value Opportunities Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Lord Abbett Value Opportunities Fund - Class P	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP American Century Balanced Fund - Standard Class II	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP American Century Disciplined Core Value Fund - Standard Class II	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP American Century Ultra Fund - Standard Class II	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Sub-Account	Statements of assets and liabilities	Statements of operations	Statements of changes in net assets
LVIP American Century Value Fund - Standard Class II	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Macquarie Asset Strategy Fund - Class Y	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Macquarie Diversified Income Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Macquarie Extended Duration Bond Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Macquarie Large Cap Growth Fund - Class Y	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Macquarie Natural Resources Fund - Class Y	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Macquarie Science and Technology Fund - Class Y	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Macquarie Small Cap Growth Fund - Class Y	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Massachusetts Investors Growth Stock Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Massachusetts Investors Trust - Class R3	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MassMutual 80/20 Allocation Fund - Class R4	December 31, 2024	For the year ended December 31, 2024	For the period ended December 31, 2024 and for the period August 25, 2023 (commencement of operations) to December 31, 2023
MassMutual Blue Chip Growth Fund - Class R4	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MassMutual Blue Chip Growth Fund - Class R5	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MassMutual Core Bond Fund - Class R4	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MassMutual Core Bond Fund - Class R5	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MassMutual Equity Opportunities Fund - Class R5	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MassMutual Global Fund - Class R5	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MassMutual High Yield Fund - Class R5	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MassMutual International Equity Fund - Class R4	December 31, 2024	For the year ended December 31, 2024	For the period ended December 31, 2024 and for the period October 11, 2023 (commencement of operations) to December 31, 2023
MassMutual Mid Cap Growth Fund - Class R4	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MassMutual Mid Cap Growth Fund - Class R5	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MassMutual Overseas Fund - Class R4	N/A	For the period from January 1, 2024 to March 4, 2024	For the period from January 1, 2024 to March 4, 2024 and for the year ended December 31, 2023
MassMutual RetireSMART℠ by JPMorgan 2020 Fund - Class R4	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MassMutual RetireSMART℠ by JPMorgan 2025 Fund - Class R4	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MassMutual RetireSMART℠ by JPMorgan 2030 Fund - Class R4	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MassMutual RetireSMART℠ by JPMorgan 2035 Fund - Class R4	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Sub-Account	Statements of assets and liabilities	Statements of operations	Statements of changes in net assets
MassMutual RetireSMART℠ by JPMorgan 2040 Fund - Class R4	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MassMutual RetireSMART℠ by JPMorgan 2045 Fund - Class R4	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MassMutual RetireSMART℠ by JPMorgan 2050 Fund - Class R4	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MassMutual RetireSMART℠ by JPMorgan 2055 Fund - Class R4	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MassMutual RetireSMART℠ by JPMorgan in Retirement Fund - Class R4	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MassMutual RetireSMART℠ by JPMorgan 2060 Fund - Class R4	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MassMutual Select T. Rowe Price Retirement 2015 Fund - Class M3	December 31, 2024	For the period from August 13, 2024 (commencement of operations) to December 31, 2024	For the period from August 13, 2024 (commencement of operations) to December 31, 2024
MassMutual Select T. Rowe Price Retirement 2020 Fund - Class M3	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MassMutual Select T. Rowe Price Retirement 2025 Fund - Class M3	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MassMutual Select T. Rowe Price Retirement 2030 Fund - Class M3	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MassMutual Select T. Rowe Price Retirement 2035 Fund - Class M3	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MassMutual Select T. Rowe Price Retirement 2040 Fund - Class M3	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MassMutual Select T. Rowe Price Retirement 2045 Fund - Class M3	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MassMutual Select T. Rowe Price Retirement 2050 Fund - Class M3	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MassMutual Select T. Rowe Price Retirement 2055 Fund - Class M3	December 31, 2024	For the year ended December 31, 2024	For the period ended December 31, 2024 and for the period June 15, 2023 (commencement of operations) to December 31, 2023
MassMutual Select T. Rowe Price Retirement 2060 Fund - Class M3	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MassMutual Short-Duration Bond Fund - Class R4	N/A	For the year ended December 31, 2024	For the year ended December 31, 2024
MassMutual Small Cap Growth Equity Fund - Class R4	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MassMutual Small Cap Opportunities Fund - Class R4	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MassMutual Small Cap Opportunities Fund - Class R5	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MassMutual Strategic Emerging Markets Fund - Class R4	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Sub-Account	Statements of assets and liabilities	Statements of operations	Statements of changes in net assets
MassMutual Total Return Bond Fund - Class R4	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MFS® Core Equity Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MFS® Core Equity Fund - Class R3	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MFS® Emerging Markets Debt Fund - Class R3	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MFS® Government Securities Fund - Class R3	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MFS® Growth Fund - Class R3	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MFS® High Income Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MFS® High Yield Portfolio - Initial Class	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MFS® International Growth Fund - Class R3	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MFS® International Intrinsic Value Fund - Class R3	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MFS® International New Discovery Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MFS® Massachusetts Investors Growth Stock Portfolio - Initial Class	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MFS® Mid Cap Growth Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MFS® New Discovery Fund - Class R3	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MFS® Research International Fund - Class R3	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MFS® Technology Fund - Class R3	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MFS® Total Return Bond Fund - Class R3	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MFS® Total Return Fund - Class R3	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MFS® Utilities Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MFS® Utilities Fund - Class R3	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MFS® Value Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MFS® Value Fund - Class R3	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MFS® VIT Utilities Series - Initial Class	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MM S&P 500® Index Fund - Class R4	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MSIF Global Opportunity Portfolio - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Neuberger Berman Sustainable Equity Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Neuberger Berman Sustainable Equity Fund - Trust Class	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
NexPoint Merger Arbitrage Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
North Square Spectrum Alpha Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Sub-Account	Statements of assets and liabilities	Statements of operations	Statements of changes in net assets
Nuveen Bond Index Fund - Retirement Class	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Nuveen Equity Index Fund - Retirement Class	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Nuveen International Value Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Nuveen Large Cap Growth Index Fund - Retirement Class	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Nuveen Large Cap Value Index Fund - Retirement Class	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Nuveen Mid Cap Growth Opportunities Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Nuveen Small Cap Select Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
PGIM Jennison Focused Growth Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
PGIM Jennison Mid-Cap Growth Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
PGIM Jennison Natural Resources Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
PIMCO Emerging Markets Bond Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
PIMCO Real Return Fund - Admin Class	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
PIMCO Real Return Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
PIMCO Total Return ESG Fund - Admin Class	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
PIMCO Total Return Fund - Admin Class	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
PIMCO Total Return Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Pioneer Disciplined Value Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Pioneer Equity Income Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Pioneer Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Pioneer Fundamental Growth Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Pioneer Global Sustainable Equity Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Pioneer High Yield Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Pioneer Mid Cap Value Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Pioneer Select Mid Cap Growth Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Pioneer Strategic Income Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Putnam Core Equity Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For the period ended December 31, 2024 and for the period August 23, 2023 (commencement of operations) to December 31, 2023
Putnam High Yield Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Putnam International Capital Opportunities Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Putnam International Equity Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Sub-Account	Statements of assets and liabilities	Statements of operations	Statements of changes in net assets
Putnam Large Cap Growth Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Putnam Large Cap Value Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Putnam Small Cap Growth Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Putnam Sustainable Leaders Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Putnam VT Emerging Markets Equity Fund - Class IB	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Putnam VT Focused International Equity Fund - Class IB	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Putnam VT High Yield Fund - Class IB	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Putnam VT Small Cap Value Fund - Class IB	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Putnam VT Sustainable Leaders Fund - Class IB	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Royce Small-Cap Total Return Fund - Service Class	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Royce Small-Cap Value Fund - Service Class	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Royce Smaller-Companies Growth Fund - Service Class	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Russell Investments LifePoints® Balanced Strategy Fund - Class R1	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Russell Investments LifePoints® Conservative Strategy Fund - Class R1	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Russell Investments LifePoints® Equity Growth Strategy Fund - Class R1	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Russell Investments LifePoints® Growth Strategy Fund - Class R1	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Russell Investments LifePoints® Moderate Strategy Fund - Class R1	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
State Street S&P 500 Index Fund - Class N	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
T. Rowe Price Equity Income Fund - Class R	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
T. Rowe Price Growth Stock Fund - Class R	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
T. Rowe Price Retirement 2010 Fund - R Class	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
T. Rowe Price Retirement 2020 Fund - R Class	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
T. Rowe Price Retirement 2025 Fund - R Class	N/A	N/A	For the period from May 15, 2023 to June 6, 2023
T. Rowe Price Retirement 2030 Fund - R Class	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
T. Rowe Price Retirement 2035 Fund - R Class	December 31, 2024	For the year ended December 31, 2024	For the period ended December 31, 2024 and for the period May 15, 2023 (commencement of operations) to December 31, 2023
T. Rowe Price Retirement 2040 Fund - R Class	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
T. Rowe Price Retirement 2045 Fund - R Class	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Sub-Account	Statements of assets and liabilities	Statements of operations	Statements of changes in net assets
T. Rowe Price Retirement 2050 Fund - R Class	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
T. Rowe Price Retirement 2055 Fund - R Class	December 31, 2024	For the year ended December 31, 2024	For the period ended December 31, 2024 and for the period May 15, 2023 (commencement of operations) to December 31, 2023
T. Rowe Price Retirement 2060 Fund - R Class	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
T. Rowe Price Retirement 2065 Fund - R Class	December 31, 2024	For the period from January 26, 2024 (commencement of operations) to December 31, 2024	For the period from January 26, 2024 (commencement of operations) to December 31, 2024
T. Rowe Price Retirement Balanced Fund - R Class	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Templeton Developing Markets Trust - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Templeton Foreign Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Templeton Global Bond Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Templeton Growth Fund, Inc. - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Thornburg International Equity Fund - Class R3	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Thornburg International Equity Fund - Class R4	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Thornburg Small/Mid Cap Core Fund - Class R3	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Thornburg Small/Mid Cap Core Fund - Class R4	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Thornburg Small/Mid Cap Growth Fund - Class R3	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Thornburg Small/Mid Cap Growth Fund - Class R4	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Timothy Plan Large/Mid-Cap Value Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
UBS Global Allocation Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Vanguard 500 Index Fund - Admiral Shares	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Vanguard Mid-Cap Index Fund - Admiral Shares	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Vanguard Small-Cap Index Fund - Admiral Shares	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Vanguard Total Bond Market Index Fund - Admiral Shares	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Victory Diversified Stock Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Victory Munder Mid-Cap Core Growth Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Victory RS Value Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Victory Special Value Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Victory Sycamore Established Value Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Victory Sycamore Established Value Fund - Class I	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Victory Sycamore Small Company Opportunity Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Sub-Account	Statements of assets and liabilities	Statements of operations	Statements of changes in net assets
Virtus Ceredex Large-Cap Value Equity Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Virtus Ceredex Mid-Cap Value Equity Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Virtus Ceredex Small-Cap Value Equity Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Virtus Duff & Phelps Water Fund - Institutional Class	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Virtus NFJ Dividend Value Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Virtus NFJ International Value Fund - Class A	N/A	For the period from January 1, 2024 to January 8, 2024	For the period from January 1, 2024 to January 8, 2024 and for the year ended December 31, 2023
Virtus NFJ Small-Cap Value Fund - Class A	December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	AB Discovery Growth Fund - Class A	AB Discovery Value Fund - Class A	AB Global Bond Fund - Class A	AB Global Risk Allocation Fund - Class A	AB Growth Fund - Class A
Assets:
Investments:
Number of shares	8,216	27,782	3,493	8,139	484
Cost	$87,907	$580,945	$25,403	$133,585	$43,166
Market Value	$96,624	$576,206	$23,998	$121,834	$53,186
Due to (from) Sponsor Company	1	(1)	(2)	—	(7)
Receivable from fund shares sold	2	14	1	4	1
Purchase payments receivable	—	—	—	—	—
Total assets	96,627	576,219	23,997	121,838	53,180

Liabilities:
Payable for fund shares purchased	—	—	—	—	—
Redemptions Payable	2	14	1	4	1
Total liabilities	2	14	1	4	1

Net assets:
For contract liabilities	$96,625	$576,205	$23,996	$121,834	$53,179

Deferred contracts in the accumulation period:
Units owned by participants #	2,052	17,748	2,063	5,811	914
Highest contract charge unit fair value #*	$48.590000	$30.590000	$11.510000	$21.010000	$55.520000
Lowest contract charge unit fair value #*	$44.180000	$35.540000	$12.780000	$23.020000	$61.170000
Contract liability	$96,625	$576,205	$23,996	$121,834	$53,179

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	AB High Income Fund - Class A	AB International Value Fund - Class A	AB Large Cap Value Fund - Class A (1)	AB Relative Value Fund - Class A	AB Sustainable Global Thematic Fund - Advisor Class
Assets:
Investments:
Number of shares	56,649	47,326	2,188	4,747	13,337
Cost	$426,149	$650,792	$35,330	$27,303	$2,212,021
Market Value	$396,545	$648,842	$37,061	$29,429	$2,091,833
Due to (from) Sponsor Company	(2)	4	—	1	—
Receivable from fund shares sold	9	15	1	—	—
Purchase payments receivable	—	—	—	—	—
Total assets	396,552	648,861	37,062	29,430	2,091,833

Liabilities:
Payable for fund shares purchased	—	—	—	—	—
Redemptions Payable	9	15	1	—	—
Total liabilities	9	15	1	—	—

Net assets:
For contract liabilities	$396,543	$648,846	$37,061	$29,430	$2,091,833

Deferred contracts in the accumulation period:
Units owned by participants #	22,549	52,706	2,039	885	121,051
Highest contract charge unit fair value #*	$16.590000	$11.730000	$18.090000	$35.860000	$17.280000
Lowest contract charge unit fair value #*	$18.420000	$13.710000	$20.650000	$33.350000	$17.280000
Contract liability	$396,543	$648,846	$37,061	$29,430	$2,091,833

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

(1) Formerly, AB Value Fund. Name changed to AB Large Cap Value Fund effective October 1, 2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	AB Sustainable International Thematic Fund - Class A	Alger Capital Appreciation Institutional Fund - Class I	Alger Mid Cap Growth Institutional Fund - Class I	Alger Small Cap Growth Institutional Fund - Class I	Allspring Asset Allocation Fund - Class A
Assets:
Investments:
Number of shares	9,482	144,434	60,982	19,153	9,673
Cost	$168,637	$5,422,274	$1,575,030	$385,469	$135,131
Market Value	$178,838	$6,350,778	$1,480,643	$329,427	$136,587
Due to (from) Sponsor Company	3	99	2	5	3
Receivable from fund shares sold	5	—	145,136	—	3
Purchase payments receivable	—	2,647	106	78	—
Total assets	178,846	6,353,524	1,625,887	329,510	136,593

Liabilities:
Payable for fund shares purchased	—	2,523	—	72	—
Redemptions Payable	5	124	145,242	6	3
Total liabilities	5	2,647	145,242	78	3

Net assets:
For contract liabilities	$178,841	$6,350,877	$1,480,645	$329,432	$136,590

Deferred contracts in the accumulation period:
Units owned by participants #	12,540	78,803	42,532	11,584	6,728
Highest contract charge unit fair value #*	$15.080000	$91.100000	$38.920000	$25.240000	$20.840000
Lowest contract charge unit fair value #*	$12.700000	$77.400000	$35.340000	$29.580000	$21.280000
Contract liability	$178,841	$6,350,877	$1,480,645	$329,432	$136,590

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Allspring Core Bond Fund - Class A	Allspring Emerging Markets Equity Fund - Class A	Allspring International Equity Fund - Class A	Allspring Utility and Telecommunications Fund - Class A	American Century Investments® Diversified Bond Fund - Class A
Assets:
Investments:
Number of shares	4,875	40,902	1,760	1,296	17,969
Cost	$61,730	$985,830	$21,661	$23,199	$182,850
Market Value	$54,547	$1,018,466	$21,911	$23,892	$162,624
Due to (from) Sponsor Company	(1)	3	2	1	(4)
Receivable from fund shares sold	2	—	—	1	5
Purchase payments receivable	—	47	—	—	—
Total assets	54,548	1,018,516	21,913	23,894	162,625

Liabilities:
Payable for fund shares purchased	—	21	—	—	—
Redemptions Payable	2	26	—	1	5
Total liabilities	2	47	—	1	5

Net assets:
For contract liabilities	$54,546	$1,018,469	$21,913	$23,893	$162,620

Deferred contracts in the accumulation period:
Units owned by participants #	4,713	40,710	1,878	562	14,856
Highest contract charge unit fair value #*	$11.21000	$23.73000	$11.39000	$41.04000	$10.92000
Lowest contract charge unit fair value #*	$12.05000	$27.36000	$11.90000	$46.21000	$11.59000
Contract liability	$54,546	$1,018,469	$21,913	$23,893	$162,620

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	American Century Investments® Equity Growth Fund - Class A	American Century Investments® Equity Income Fund - Class A	American Century Investments® Equity Income Fund - Investor Class	American Century Investments® Focused Large Cap Value Fund - Class A	American Century Investments® Growth Fund - Class A
Assets:
Investments:
Number of shares	2,510	247,729	2,359,824	4,875	36,865
Cost	$74,137	$2,155,577	$19,530,456	$47,776	$1,465,696
Market Value	$84,099	$2,068,540	$19,704,527	$48,999	$2,005,474
Due to (from) Sponsor Company	2	(2)	(3)	—	3
Receivable from fund shares sold	2	81	—	1	3,653
Purchase payments receivable	—	60	202	—	475
Total assets	84,103	2,068,679	19,704,726	49,000	2,009,605

Liabilities:
Payable for fund shares purchased	—	—	202	—	—
Redemptions Payable	2	141	—	1	4,128
Total liabilities	2	141	202	1	4,128

Net assets:
For contract liabilities	$84,101	$2,068,538	$19,704,524	$48,999	$2,005,477

Deferred contracts in the accumulation period:
Units owned by participants #	2,054	58,740	1,123,695	3,266	18,598
Highest contract charge unit fair value #*	$40.260000	$39.520000	$17.540000	$23.730000	$97.640000
Lowest contract charge unit fair value #*	$35.150000	$31.020000	$17.540000	$11.410000	$118.990000
Contract liability	$84,101	$2,068,538	$19,704,524	$48,999	$2,005,477

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	American Century Investments® Heritage Fund - Class A	American Century Investments® Inflation-Adjusted Bond Fund - Class A	American Century Investments® Mid Cap Value Fund - Class A	American Century Investments® Small Cap Value Fund - Class A	American Century Investments® Small Cap Value Fund - Investor Class
Assets:
Investments:
Number of shares	63,427	3,959	35,448	69,101	284,503
Cost	$1,272,651	$45,349	$559,818	$646,872	$2,444,648
Market Value	$1,241,257	$40,854	$548,740	$708,288	$2,961,681
Due to (from) Sponsor Company	6	1	1	—	—
Receivable from fund shares sold	49	54	—	—	—
Purchase payments receivable	3	—	779	179	—
Total assets	1,241,315	40,909	549,520	708,467	2,961,681

Liabilities:
Payable for fund shares purchased	—	—	771	102	—
Redemptions Payable	52	54	8	77	—
Total liabilities	52	54	779	179	—

Net assets:
For contract liabilities	$1,241,263	$40,855	$548,741	$708,288	$2,961,681

Deferred contracts in the accumulation period:
Units owned by participants #	44,042	2,915	19,532	14,638	66,477
Highest contract charge unit fair value #*	$26.510000	$13.290000	$35.490000	$47.850000	$44.550000
Lowest contract charge unit fair value #*	$30.460000	$13.880000	$42.730000	$57.610000	$44.550000
Contract liability	$1,241,263	$40,855	$548,741	$708,288	$2,961,681

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	American Century Investments® U.S. Government Money Market Fund - Class A	American Century Investments® Ultra Fund - Class A	American Funds AMCAP Fund® - Class R3	American Funds American Balanced Fund® - Class R3	American Funds American Mutual Fund® - Class R3
Assets:
Investments:
Number of shares	697,342	12,118	85,317	313,537	80,125
Cost	$697,342	$674,533	$2,809,616	$8,874,174	$3,628,389
Market Value	$697,342	$1,039,483	$3,445,114	$10,694,754	$4,374,045
Due to (from) Sponsor Company	1	7	2	(1)	4
Receivable from fund shares sold	7	28	163	—	—
Purchase payments receivable	—	13	49	4,128	783
Total assets	697,350	1,039,531	3,445,328	10,698,881	4,374,832

Liabilities:
Payable for fund shares purchased	—	—	—	3,915	638
Redemptions Payable	7	41	212	213	145
Total liabilities	7	41	212	4,128	783

Net assets:
For contract liabilities	$697,343	$1,039,490	$3,445,116	$10,694,753	$4,374,049

Deferred contracts in the accumulation period:
Units owned by participants #	63,163	13,929	80,074	354,937	155,281
Highest contract charge unit fair value #*	$10.230000	$66.400000	$43.720000	$30.660000	$35.430000
Lowest contract charge unit fair value #*	$11.420000	$79.740000	$42.820000	$32.310000	$36.280000
Contract liability	$697,343	$1,039,490	$3,445,116	$10,694,753	$4,374,049

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	American Funds Capital Income Builder® - Class R3	American Funds Capital World Growth and Income Fund® - Class R3	American Funds EuroPacific Growth Fund® - Class R3	American Funds Fundamental Investors® - Class R3	American Funds New Perspective Fund® - Class R3
Assets:
Investments:
Number of shares	174,863	278,200	323,276	227,565	204,933
Cost	$10,524,184	$14,262,990	$16,810,228	$13,882,583	$9,777,797
Market Value	$12,065,556	$17,529,374	$16,862,098	$18,305,344	$12,310,311
Due to (from) Sponsor Company	8	1	(2)	(9)	2
Receivable from fund shares sold	17,497	—	1,753	—	29,628
Purchase payments receivable	4,308	48,461	5,457	3,629	4,870
Total assets	12,087,369	17,577,836	16,869,306	18,308,964	12,344,811

Liabilities:
Payable for fund shares purchased	—	45,566	—	2,380	—
Redemptions Payable	21,805	2,895	7,210	1,249	34,498
Total liabilities	21,805	48,461	7,210	3,629	34,498

Net assets:
For contract liabilities	$12,065,564	$17,529,375	$16,862,096	$18,305,335	$12,310,313

Deferred contracts in the accumulation period:
Units owned by participants #	611,325	550,012	619,345	443,371	328,020
Highest contract charge unit fair value #*	$21.260000	$36.490000	$28.820000	$45.020000	$41.160000
Lowest contract charge unit fair value #*	$21.690000	$150.030000	$35.370000	$45.230000	$40.520000
Contract liability	$12,065,564	$17,529,375	$16,862,096	$18,305,335	$12,310,313

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	American Funds New World Fund® - Class R3	American Funds SMALLCAP World Fund® - Class R3	American Funds The Bond Fund of America® - Class R3	American Funds The Growth Fund of America® - Class R3	American Funds The Income Fund of America® - Class R3
Assets:
Investments:
Number of shares	3,335	10,323	290,196	757,677	351,733
Cost	$265,223	$559,705	$3,520,667	$40,618,002	$7,750,782
Market Value	$252,449	$648,807	$3,232,787	$54,545,200	$8,547,107
Due to (from) Sponsor Company	2	(2)	(13)	(7)	—
Receivable from fund shares sold	—	—	—	207,649	—
Purchase payments receivable	276	203	1,780	32,729	990
Total assets	252,727	649,008	3,234,554	54,785,571	8,548,097

Liabilities:
Payable for fund shares purchased	272	187	1,657	—	767
Redemptions Payable	4	16	123	240,378	223
Total liabilities	276	203	1,780	240,378	990

Net assets:
For contract liabilities	$252,451	$648,805	$3,232,774	$54,545,193	$8,547,107

Deferred contracts in the accumulation period:
Units owned by participants #	13,663	24,930	262,152	954,558	365,225
Highest contract charge unit fair value #*	$17.350000	$29.100000	$11.930000	$58.640000	$25.290000
Lowest contract charge unit fair value #*	$18.780000	$24.570000	$13.070000	$79.900000	$26.060000
Contract liability	$252,451	$648,805	$3,232,774	$54,545,193	$8,547,107

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

			Sub-Account
	American Funds The Investment Company of America® - Class R3	American Funds The New Economy Fund® - Class R3	American Funds Washington Mutual Investors Fund - Class R3	American Funds American Balanced Fund® - Class R-4	American Funds Capital World Growth and Income Fund® - Class R-4
Assets:
Investments:
Number of shares	210,768	36,963	96,627	235,557	72,593
Cost	$9,015,053	$1,798,502	$4,673,274	$6,741,667	$3,308,165
Market Value	$12,089,659	$2,154,205	$5,872,999	$8,072,546	$4,598,745
Due to (from) Sponsor Company	(482)	(3)	(1)	6	(2)
Receivable from fund shares sold	302	35,704	—	—	—
Purchase payments receivable	2,942	28	941	118	118
Total assets	12,092,421	2,189,934	5,873,939	8,072,670	4,598,861

Liabilities:
Payable for fund shares purchased	—	—	660	118	118
Redemptions Payable	3,244	35,732	281	—	—
Total liabilities	3,244	35,732	941	118	118

Net assets:
For contract liabilities	$12,089,177	$2,154,202	$5,872,998	$8,072,552	$4,598,743

Deferred contracts in the accumulation period:
Units owned by participants #	307,430	79,666	144,298	466,998	136,478
Highest contract charge unit fair value #*	$41.920000	$47.610000	$41.110000	$17.290000	$33.700000
Lowest contract charge unit fair value #*	$41.690000	$12.450000	$43.570000	$17.290000	$33.700000
Contract liability	$12,089,177	$2,154,202	$5,872,998	$8,072,552	$4,598,743

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	AMG GW&K Small/Mid Cap Core Fund - Class N	Ariel Appreciation Fund - Investor Class	Ariel Fund - Investor Class	Artisan Mid Cap Value Fund - Investor Class	Ave Maria Growth Fund
Assets:
Investments:
Number of shares	4,039	1,813	280	200,551	3,636
Cost	$69,085	$77,107	$17,851	$3,857,500	$141,805
Market Value	$76,225	$71,071	$20,289	$3,126,598	$172,354
Due to (from) Sponsor Company	3	6	(9)	(1)	10
Receivable from fund shares sold	2	20	—	7	5
Purchase payments receivable	—	—	—	—	—
Total assets	76,230	71,097	20,280	3,126,604	172,369

Liabilities:
Payable for fund shares purchased	—	—	—	—	—
Redemptions Payable	2	20	—	7	5
Total liabilities	2	20	—	7	5

Net assets:
For contract liabilities	$76,228	$71,077	$20,280	$3,126,597	$172,364

Deferred contracts in the accumulation period:
Units owned by participants #	6,451	2,091	505	44,200	3,194
Highest contract charge unit fair value #*	$11.630000	$31.400000	$31.710000	$32.780000	$52.300000
Lowest contract charge unit fair value #*	$11.870000	$39.200000	$72.350000	$80.990000	$58.460000
Contract liability	$76,228	$71,077	$20,280	$3,126,597	$172,364

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Ave Maria Rising Dividend Fund	Ave Maria Value Fund	Baron Small Cap Fund® - Retail Shares	BlackRock Advantage Large Cap Core Fund - Investor A Shares	BlackRock Advantage Large Cap Growth Fund - Investor A Shares
Assets:
Investments:
Number of shares	67,624	1,479	11,912	4,237	8,186
Cost	$1,289,194	$33,651	$373,046	$78,563	$170,196
Market Value	$1,537,781	$39,385	$359,862	$87,283	$191,721
Due to (from) Sponsor Company	(10)	(7)	(3)	1	3
Receivable from fund shares sold	—	1	4	2	—
Purchase payments receivable	50	—	—	—	80
Total assets	1,537,821	39,379	359,863	87,286	191,804

Liabilities:
Payable for fund shares purchased	34	—	—	—	74
Redemptions Payable	16	1	4	2	6
Total liabilities	50	1	4	2	80

Net assets:
For contract liabilities	$1,537,771	$39,378	$359,859	$87,284	$191,724

Deferred contracts in the accumulation period:
Units owned by participants #	32,356	1,979	8,294	2,297	2,136
Highest contract charge unit fair value #*	$41.870000	$19.610000	$43.110000	$43.220000	$87.110000
Lowest contract charge unit fair value #*	$50.410000	$20.560000	$64.670000	$41.700000	$98.080000
Contract liability	$1,537,771	$39,378	$359,859	$87,284	$191,724

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

			Sub-Account
	BlackRock Advantage Small Cap Growth Fund - Investor A Shares	BlackRock Advantage SMID Cap Fund, Inc. - Investor A Shares	BlackRock Capital Appreciation Fund, Inc. - Investor A Shares	BlackRock Equity Dividend Fund - Investor A Shares	BlackRock Global Allocation Fund, Inc. - Investor A Shares
Assets:
Investments:
Number of shares	38,655	609	23,947	143,102	287,714
Cost	$503,873	$15,534	$737,271	$2,935,345	$5,480,758
Market Value	$520,686	$16,725	$886,291	$2,700,328	$5,331,344
Due to (from) Sponsor Company	5	1	10	—	10
Receivable from fund shares sold	58	1	22	313	—
Purchase payments receivable	40	—	—	4	1,917
Total assets	520,789	16,727	886,323	2,700,645	5,333,271

Liabilities:
Payable for fund shares purchased	—	—	—	—	1,808
Redemptions Payable	98	1	22	317	109
Total liabilities	98	1	22	317	1,917

Net assets:
For contract liabilities	$520,691	$16,726	$886,301	$2,700,328	$5,331,354

Deferred contracts in the accumulation period:
Units owned by participants #	36,424	540	27,243	46,123	279,434
Highest contract charge unit fair value #*	$15.990000	$30.960000	$91.230000	$54.710000	$23.110000
Lowest contract charge unit fair value #*	$11.690000	$30.960000	$102.730000	$66.680000	$23.770000
Contract liability	$520,691	$16,726	$886,301	$2,700,328	$5,331,354

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

			Sub-Account
	BlackRock Impact Mortgage Fund - Investor A Shares	BlackRock LifePath® Dynamic 2030 Fund - Investor A Shares	BlackRock LifePath® Dynamic 2035 Fund - Investor A Shares	BlackRock LifePath® Dynamic 2040 Fund - Investor A Shares	BlackRock LifePath® Dynamic 2045 Fund - Investor A Shares
Assets:
Investments:
Number of shares	23,783	1,058,033	83,198	1,265,127	29,409
Cost	$243,032	$13,851,454	$1,246,694	$19,373,420	$499,928
Market Value	$213,811	$13,235,988	$1,285,416	$18,167,226	$515,533
Due to (from) Sponsor Company	2	—	2	(1)	2
Receivable from fund shares sold	4	11,128	—	—	—
Purchase payments receivable	—	5,593	2,760	7,560	2,844
Total assets	213,817	13,252,709	1,288,178	18,174,785	518,379

Liabilities:
Payable for fund shares purchased	—	—	2,727	6,809	2,831
Redemptions Payable	4	16,721	33	751	13
Total liabilities	4	16,721	2,760	7,560	2,844

Net assets:
For contract liabilities	$213,813	$13,235,988	$1,285,418	$18,167,225	$515,535

Deferred contracts in the accumulation period:
Units owned by participants #	20,007	607,114	54,805	762,410	19,491
Highest contract charge unit fair value #*	$9.790000	$22.600000	$22.950000	$26.000000	$26.840000
Lowest contract charge unit fair value #*	$11.060000	$23.280000	$26.990000	$26.150000	$31.560000
Contract liability	$213,813	$13,235,988	$1,285,418	$18,167,225	$515,535

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	BlackRock LifePath® Dynamic 2050 Fund - Investor A Shares	BlackRock LifePath® Dynamic 2055 Fund - Investor A Shares	BlackRock LifePath® Dynamic Retirement Fund - Investor A Shares	BlackRock Mid-Cap Growth Equity Portfolio - Investor A Shares	BlackRock Mid-Cap Value Fund - Investor A Shares
Assets:
Investments:
Number of shares	221,690	77,842	786,867	11,866	50,009
Cost	$4,796,394	$1,433,442	$6,843,212	$316,445	$977,457
Market Value	$4,945,904	$1,473,541	$5,807,077	$434,782	$1,042,188
Due to (from) Sponsor Company	(1)	8	1	(1)	—
Receivable from fund shares sold	—	—	—	—	9,543
Purchase payments receivable	60,035	2,721	3,411	66	—
Total assets	5,005,938	1,476,270	5,810,489	434,847	1,051,731

Liabilities:
Payable for fund shares purchased	59,913	2,688	3,266	53	—
Redemptions Payable	122	33	145	13	9,543
Total liabilities	60,035	2,721	3,411	66	9,543

Net assets:
For contract liabilities	$4,945,903	$1,473,549	$5,807,078	$434,781	$1,042,188

Deferred contracts in the accumulation period:
Units owned by participants #	154,237	62,962	296,147	10,712	33,375
Highest contract charge unit fair value #*	$30.980000	$28.360000	$19.550000	$39.500000	$37.120000
Lowest contract charge unit fair value #*	$37.300000	$33.350000	$21.860000	$44.600000	$38.770000
Contract liability	$4,945,903	$1,473,549	$5,807,078	$434,781	$1,042,188

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	BlackRock S&P 500 Index V.I. Fund - Class I Shares	BlackRock S&P 500 Index V.I. Fund - Class III Shares	BlackRock LifePath® Dynamic 2030 Fund - Institutional Shares	BlackRock LifePath® Dynamic 2040 Fund - Institutional Shares	BlackRock LifePath® Dynamic 2050 Fund - Institutional Shares
Assets:
Investments:
Number of shares	315,296	218,970	893,341	858,029	210,098
Cost	$8,338,872	$6,744,867	$12,513,742	$15,031,734	$4,354,512
Market Value	$11,054,268	$7,574,188	$11,952,899	$14,646,548	$4,727,208
Due to (from) Sponsor Company	6	1	3	2	(1)
Receivable from fund shares sold	2,340	128,902	99,300	14,149	—
Purchase payments receivable	—	306	671	2,097	—
Total assets	11,056,614	7,703,397	12,052,873	14,662,796	4,727,207

Liabilities:
Payable for fund shares purchased	—	—	—	—	—
Redemptions Payable	2,340	129,208	99,971	16,246	—
Total liabilities	2,340	129,208	99,971	16,246	—

Net assets:
For contract liabilities	$11,054,274	$7,574,189	$11,952,902	$14,646,550	$4,727,207

Deferred contracts in the accumulation period:
Units owned by participants #	481,332	491,715	465,783	545,502	150,784
Highest contract charge unit fair value #*	$22.140000	$21.770000	$24.420000	$28.190000	$37.500000
Lowest contract charge unit fair value #*	$24.100000	$23.700000	$45.130000	$54.220000	$37.500000
Contract liability	$11,034,041	$7,574,189	$11,952,902	$14,646,550	$4,727,207

Deferred contracts in the annuity period:
Units owned by participants #	880	—	—	—	—
Highest contract charge unit fair value #*	$23	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$23	$—	$—	$—	$—
Contract liability	$20,233	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	BlackRock LifePath® Dynamic 2060 Fund - Investor A Shares	BlackRock LifePath® Dynamic 2065 Fund - Investor A Shares	BlackRock LifePath® Dynamic Retirement Fund - Institutional Shares	BNY Mellon Bond Market Index Fund - Investor Class	BNY Mellon Core Plus Fund - Class A
Assets:
Investments:
Number of shares	2,256	1,638	660,193	1,628,597	48,682
Cost	$33,123	$21,269	$7,081,911	$15,828,142	$485,858
Market Value	$32,551	$21,177	$6,100,187	$14,445,658	$442,521
Due to (from) Sponsor Company	—	—	1	75	(1)
Receivable from fund shares sold	1	—	3	—	6
Purchase payments receivable	—	3,520	—	2,765	—
Total assets	32,552	24,697	6,100,191	14,448,498	442,526

Liabilities:
Payable for fund shares purchased	—	3,519	—	2,588	—
Redemptions Payable	1	—	3	177	6
Total liabilities	1	3,519	3	2,765	6

Net assets:
For contract liabilities	$32,551	$21,178	$6,100,188	$14,445,733	$442,520

Deferred contracts in the accumulation period:
Units owned by participants #	2,643	1,734	256,063	1,033,878	40,045
Highest contract charge unit fair value #*	$10.640000	$10.620000	$20.640000	$11.690000	$10.530000
Lowest contract charge unit fair value #*	$12.840000	$12.990000	$32.330000	$14.400000	$11.140000
Contract liability	$32,551	$21,178	$6,100,188	$14,445,733	$442,520

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	BNY Mellon International Stock Index Fund - Investor Shares	BNY Mellon Midcap Index Fund, Inc. - Investor Shares	BNY Mellon S&P 500 Index Fund	BNY Mellon Smallcap Stock Index Fund - Investor Shares	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares
Assets:
Investments:
Number of shares	16,461	741,619	826,948	542,472	180
Cost	$275,373	$23,328,382	$43,411,034	$14,925,597	$6,760
Market Value	$315,064	$20,950,724	$47,648,762	$13,116,976	$9,996
Due to (from) Sponsor Company	—	(1)	4	(1)	(4)
Receivable from fund shares sold	—	—	54,573	—	—
Purchase payments receivable	—	3,854	8,787	3,391	—
Total assets	315,064	20,954,577	47,712,126	13,120,366	9,992

Liabilities:
Payable for fund shares purchased	—	1,936	—	3,125	—
Redemptions Payable	—	1,918	63,360	266	—
Total liabilities	—	3,854	63,360	3,391	—

Net assets:
For contract liabilities	$315,064	$20,950,723	$47,648,766	$13,116,975	$9,992

Deferred contracts in the accumulation period:
Units owned by participants #	15,753	244,717	997,495	180,558	194
Highest contract charge unit fair value #*	$20.000000	$42.670000	$44.210000	$38.920000	$51.540000
Lowest contract charge unit fair value #*	$20.000000	$152.270000	$54.450000	$106.030000	$51.540000
Contract liability	$315,064	$20,950,723	$47,648,766	$13,116,975	$9,992

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	BNY Mellon Variable Investment Fund: Appreciation Portfolio - Initial Shares	BNY Mellon Variable Investment Fund: Growth and Income Portfolio - Initial Shares	Calamos International Growth Fund - Class A	Calvert Bond Fund - Class A	Calvert Equity Fund - Class A
Assets:
Investments:
Number of shares	1,158	150	83	144,859	123,762
Cost	$43,671	$5,315	$1,572	$2,224,519	$7,884,356
Market Value	$42,238	$5,625	$1,672	$2,072,932	$9,482,650
Due to (from) Sponsor Company	—	—	3	(6)	1
Receivable from fund shares sold	1	—	—	—	—
Purchase payments receivable	—	—	—	754	1,893
Total assets	42,239	5,625	1,675	2,073,680	9,484,544

Liabilities:
Payable for fund shares purchased	—	—	—	417	1,761
Redemptions Payable	1	—	—	337	132
Total liabilities	1	—	—	754	1,893

Net assets:
For contract liabilities	$42,238	$5,625	$1,675	$2,072,926	$9,482,651

Deferred contracts in the accumulation period:
Units owned by participants #	896	104	99	139,274	152,367
Highest contract charge unit fair value #*	$47.130000	$54.230000	$16.940000	$14.020000	$50.790000
Lowest contract charge unit fair value #*	$47.130000	$54.230000	$16.940000	$16.770000	$89.150000
Contract liability	$42,238	$5,625	$1,675	$2,072,926	$9,482,651

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Calvert Income Fund - Class A	Calvert VP SRI Balanced Portfolio - Class I	ClearBridge Appreciation Fund - Class A	ClearBridge Growth Fund - Class A (11)	ClearBridge Growth Fund - Class FI (11)
Assets:
Investments:
Number of shares	52,557	18,220	19,400	341	168
Cost	$804,456	$37,591	$526,597	$39,773	$19,166
Market Value	$782,576	$49,923	$672,788	$33,374	$16,762
Due to (from) Sponsor Company	1	1	—	9	(5)
Receivable from fund shares sold	—	1	13	—	—
Purchase payments receivable	29	—	—	50	—
Total assets	782,606	49,925	672,801	33,433	16,757

Liabilities:
Payable for fund shares purchased	9	—	—	49	—
Redemptions Payable	20	1	13	1	—
Total liabilities	29	1	13	50	—

Net assets:
For contract liabilities	$782,577	$49,924	$672,788	$33,383	$16,757

Deferred contracts in the accumulation period:
Units owned by participants #	55,240	1,641	25,058	1,111	602
Highest contract charge unit fair value #*	$13.510000	$30.420000	$42.430000	$29.940000	$26.060000
Lowest contract charge unit fair value #*	$15.310000	$30.420000	$12.380000	$30.110000	$27.970000
Contract liability	$782,577	$49,924	$672,788	$33,383	$16,757

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

(11) Formerly, ClearBridge Aggressive Growth Fund. Name changed to ClearBridge Growth Fund effective May 1, 2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	ClearBridge Mid Cap Fund - Class A	ClearBridge Small Cap Growth Fund - Class A	ClearBridge Small Cap Growth Fund - Class FI	ClearBridge Value Fund - Class FI (18)	ClearBridge Small Cap Fund - Class A
Assets:
Investments:
Number of shares	45,782	5,637	14,325	2,475	309
Cost	$1,513,914	$200,374	$496,294	$226,924	$10,963
Market Value	$1,550,174	$192,690	$493,343	$292,049	$12,161
Due to (from) Sponsor Company	(1)	—	2	(53)	(1)
Receivable from fund shares sold	16,070	4	—	4	—
Purchase payments receivable	2	—	76	—	—
Total assets	1,566,245	192,694	493,421	292,000	12,160

Liabilities:
Payable for fund shares purchased	—	—	66	—	—
Redemptions Payable	16,072	4	10	4	—
Total liabilities	16,072	4	76	4	—

Net assets:
For contract liabilities	$1,550,173	$192,690	$493,345	$291,996	$12,160

Deferred contracts in the accumulation period:
Units owned by participants #	40,845	5,319	13,616	7,652	1,153
Highest contract charge unit fair value #*	$56.080000	$39.530000	$33.140000	$36.810000	$10.520000
Lowest contract charge unit fair value #*	$11.070000	$31.230000	$37.830000	$31.840000	$10.540000
Contract liability	$1,550,173	$192,690	$493,345	$291,996	$12,160

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

(18) Formerly, ClearBridge Value Trust. Name changed to ClearBridge Value Fund effective March 1, 2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	ClearBridge Value Fund - Class A	Columbia Acorn Fund - Class A	Columbia Acorn International Select℠ - Class A	Columbia Contrarian Core Fund - Class A	Columbia Large Cap Growth Opportunity Fund - Class A
Assets:
Investments:
Number of shares	444	117,501	14	8,882	56,409
Cost	$46,055	$1,349,969	$402	$241,580	$910,891
Market Value	$41,869	$1,004,631	$348	$310,597	$957,823
Due to (from) Sponsor Company	(2)	4	(2)	5	6
Receivable from fund shares sold	1	—	—	—	412
Purchase payments receivable	—	255	—	26	8
Total assets	41,868	1,004,890	346	310,628	958,249

Liabilities:
Payable for fund shares purchased	—	229	—	18	—
Redemptions Payable	1	26	—	8	420
Total liabilities	1	255	—	26	420

Net assets:
For contract liabilities	$41,867	$1,004,635	$346	$310,602	$957,829

Deferred contracts in the accumulation period:
Units owned by participants #	4,100	16,954	35	3,170	32,321
Highest contract charge unit fair value #*	$10.210000	$56.790000	$9.840000	$94.470000	$29.040000
Lowest contract charge unit fair value #*	$10.250000	$63.950000	$10.110000	$106.370000	$31.260000
Contract liability	$41,867	$1,004,635	$346	$310,602	$957,829

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Columbia Large Cap Value Fund - Institutional Class	Columbia Select Mid Cap Value Fund - Class A	Columbia Select Mid Cap Value Fund - Institutional Class	Columbia Select Small Cap Value Fund - Institutional Class	Columbia Seligman Global Technology Fund - Class A
Assets:
Investments:
Number of shares	14,485	120,284	23,134	26	13,401
Cost	$218,129	$1,541,326	$249,719	$536	$690,654
Market Value	$234,519	$1,649,094	$318,551	$572	$972,641
Due to (from) Sponsor Company	—	11	3	(5)	(2)
Receivable from fund shares sold	4	23	—	—	—
Purchase payments receivable	—	8	15	—	30
Total assets	234,523	1,649,136	318,569	567	972,669

Liabilities:
Payable for fund shares purchased	—	—	6	—	11
Redemptions Payable	4	31	9	—	19
Total liabilities	4	31	15	—	30

Net assets:
For contract liabilities	$234,519	$1,649,105	$318,554	$567	$972,639

Deferred contracts in the accumulation period:
Units owned by participants #	7,906	69,124	17,108	29	9,331
Highest contract charge unit fair value #*	$26.980000	$26.620000	$18.470000	$19.580000	$95.370000
Lowest contract charge unit fair value #*	$30.790000	$33.180000	$19.110000	$19.580000	$111.780000
Contract liability	$234,519	$1,649,105	$318,554	$567	$972,639

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Columbia Seligman Technology and Information Fund - Class A	Columbia Small Cap Value Fund I - Class A	CRM Mid Cap Value Fund - Investor Shares	Davis Financial Fund - Class A	Davis New York Venture Fund - Class A
Assets:
Investments:
Number of shares	11,858	4,238	17,335	2,659	184,810
Cost	$1,235,483	$166,103	$385,557	$129,814	$5,385,286
Market Value	$1,475,221	$184,122	$369,241	$169,800	$4,749,608
Due to (from) Sponsor Company	(4)	2	1	(2)	(1)
Receivable from fund shares sold	—	—	5	4	—
Purchase payments receivable	653	283	—	—	363
Total assets	1,475,870	184,407	369,247	169,802	4,749,970

Liabilities:
Payable for fund shares purchased	628	277	—	—	253
Redemptions Payable	25	6	5	4	110
Total liabilities	653	283	5	4	363

Net assets:
For contract liabilities	$1,475,217	$184,124	$369,242	$169,798	$4,749,607

Deferred contracts in the accumulation period:
Units owned by participants #	12,542	2,883	13,338	5,152	174,040
Highest contract charge unit fair value #*	$124.480000	$62.180000	$36.910000	$33.550000	$43.330000
Lowest contract charge unit fair value #*	$119.040000	$67.300000	$47.070000	$30.530000	$142.520000
Contract liability	$1,475,217	$184,124	$369,242	$169,798	$4,749,607

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Davis Opportunity Fund - Class A	Domini Impact Equity Fund® - Investor Shares	DWS Core Equity VIP - Class A	DWS CROCI® Equity Dividend Fund - Class A	DWS Emerging Markets Fixed Income Fund - Class A
Assets:
Investments:
Number of shares	2,427	6,801	2,226	4,562	257
Cost	$86,957	$197,380	$24,777	$224,909	$2,312
Market Value	$89,630	$255,733	$30,612	$247,355	$1,868
Due to (from) Sponsor Company	(2)	—	—	18	5
Receivable from fund shares sold	—	83	1	4	—
Purchase payments receivable	31	—	—	—	—
Total assets	89,659	255,816	30,613	247,377	1,873

Liabilities:
Payable for fund shares purchased	29	—	—	—	—
Redemptions Payable	2	83	1	4	—
Total liabilities	31	83	1	4	—

Net assets:
For contract liabilities	$89,628	$255,733	$30,612	$247,373	$1,873

Deferred contracts in the accumulation period:
Units owned by participants #	2,686	6,428	598	10,651	117
Highest contract charge unit fair value #*	$35.340000	$38.950000	$51.200000	$23.110000	$15.770000
Lowest contract charge unit fair value #*	$34.540000	$46.780000	$51.200000	$23.170000	$16.280000
Contract liability	$89,628	$255,733	$30,612	$247,373	$1,873

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	DWS International Growth Fund - Class A	DWS RREEF Real Estate Securities Fund - Class A	Eaton Vance Atlanta Capital SMID-Cap Fund - Class A	Eaton Vance Balanced Fund - Class A	Eaton Vance Dividend Builder Fund - Class A
Assets:
Investments:
Number of shares	1,876	1,433	20,489	27,750	76,208
Cost	$64,324	$29,837	$627,077	$273,051	$1,100,184
Market Value	$73,524	$31,121	$710,753	$327,175	$1,207,136
Due to (from) Sponsor Company	8	2	1	1	1
Receivable from fund shares sold	2	1	3	11	1,174
Purchase payments receivable	—	—	—	—	5
Total assets	73,534	31,124	710,757	327,187	1,208,316

Liabilities:
Payable for fund shares purchased	—	—	—	—	—
Redemptions Payable	2	1	3	11	1,179
Total liabilities	2	1	3	11	1,179

Net assets:
For contract liabilities	$73,532	$31,123	$710,754	$327,176	$1,207,137

Deferred contracts in the accumulation period:
Units owned by participants #	4,530	1,690	15,148	7,638	35,558
Highest contract charge unit fair value #*	$17.370000	$25.770000	$40.770000	$42.470000	$40.190000
Lowest contract charge unit fair value #*	$16.140000	$10.630000	$47.940000	$47.830000	$34.800000
Contract liability	$73,532	$31,123	$710,754	$327,176	$1,207,137

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Eaton Vance Income Fund of Boston - Class A	Eaton Vance Large-Cap Value Fund - Class A	Eaton Vance Worldwide Health Sciences Fund - Class A	Empower Emerging Markets Equity Fund - Investor Class	Empower International Index Fund - Investor Class
Assets:
Investments:
Number of shares	575,319	62,075	38,343	15,870	12,687
Cost	$3,060,102	$1,308,619	$470,465	$143,019	$152,664
Market Value	$2,985,907	$1,574,851	$496,155	$143,779	$157,829
Due to (from) Sponsor Company	1	(1)	3	—	—
Receivable from fund shares sold	—	9	—	3	—
Purchase payments receivable	227	30	15	—	261
Total assets	2,986,135	1,574,889	496,173	143,782	158,090

Liabilities:
Payable for fund shares purchased	195	—	7	—	259
Redemptions Payable	32	39	8	3	2
Total liabilities	227	39	15	3	261

Net assets:
For contract liabilities	$2,985,908	$1,574,850	$496,158	$143,779	$157,829

Deferred contracts in the accumulation period:
Units owned by participants #	129,863	52,722	10,766	15,709	13,954
Highest contract charge unit fair value #*	$22.350000	$30.750000	$46.080000	$9.140000	$11.320000
Lowest contract charge unit fair value #*	$25.220000	$28.760000	$48.920000	$9.170000	$10.540000
Contract liability	$2,985,908	$1,574,850	$496,158	$143,779	$157,829

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Empower Lifetime 2015 Fund - Investor Class	Empower Lifetime 2020 Fund - Investor Class	Empower Lifetime 2025 Fund - Investor Class	Empower Lifetime 2030 Fund - Investor Class	Empower Lifetime 2035 Fund - Investor Class
Assets:
Investments:
Number of shares	2,854	1,082	7,800	36,054	25,969
Cost	$35,308	$10,593	$101,038	$354,880	$328,158
Market Value	$36,964	$11,071	$106,937	$378,203	$357,850
Due to (from) Sponsor Company	—	—	—	—	—
Receivable from fund shares sold	—	—	—	—	—
Purchase payments receivable	50	25	300	435	607
Total assets	37,014	11,096	107,237	378,638	358,457

Liabilities:
Payable for fund shares purchased	49	25	297	425	598
Redemptions Payable	1	—	3	10	9
Total liabilities	50	25	300	435	607

Net assets:
For contract liabilities	$36,964	$11,071	$106,937	$378,203	$357,850

Deferred contracts in the accumulation period:
Units owned by participants #	3,327	989	9,470	33,096	30,813
Highest contract charge unit fair value #*	$11.110000	$11.190000	$11.290000	$11.430000	$11.610000
Lowest contract charge unit fair value #*	$11.110000	$11.190000	$11.290000	$11.430000	$11.610000
Contract liability	$36,964	$11,071	$106,937	$378,203	$357,850

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Empower Lifetime 2040 Fund - Investor Class	Empower Lifetime 2045 Fund - Investor Class	Empower Lifetime 2050 Fund - Investor Class	Empower Lifetime 2055 Fund - Investor Class	Empower Lifetime 2060 Fund - Investor Class
Assets:
Investments:
Number of shares	1,341	4,507	26,246	719	1,102
Cost	$13,619	$56,821	$270,288	$12,645	$11,862
Market Value	$14,244	$63,682	$294,738	$13,151	$11,849
Due to (from) Sponsor Company	—	—	—	—	—
Receivable from fund shares sold	—	—	—	—	—
Purchase payments receivable	92	20	821	156	140
Total assets	14,336	63,702	295,559	13,307	11,989

Liabilities:
Payable for fund shares purchased	91	18	813	156	140
Redemptions Payable	1	2	8	—	—
Total liabilities	92	20	821	156	140

Net assets:
For contract liabilities	$14,244	$63,682	$294,738	$13,151	$11,849

Deferred contracts in the accumulation period:
Units owned by participants #	1,208	5,350	24,650	1,101	995
Highest contract charge unit fair value #*	$11.800000	$11.900000	$11.960000	$11.940000	$11.910000
Lowest contract charge unit fair value #*	$11.800000	$11.900000	$11.960000	$11.940000	$11.910000
Contract liability	$14,244	$63,682	$294,738	$13,151	$11,849

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Empower Moderately Aggressive Profile Fund - Investor Class	Empower S&P 500® Index Fund - Investor Class	Empower S&P Mid Cap 400® Index Fund - Investor Class	Empower S&P Small Cap 600® Index Fund - Investor Class	Empower Short Duration Bond Fund - Investor Class
Assets:
Investments:
Number of shares	4	71	4,816	1,542	1,571
Cost	$31	$2,703	$86,470	$18,795	$15,956
Market Value	$31	$2,656	$101,138	$20,245	$16,130
Due to (from) Sponsor Company	—	—	1	—	—
Receivable from fund shares sold	—	—	1	—	—
Purchase payments receivable	—	—	—	—	26
Total assets	31	2,656	101,140	20,245	16,156

Liabilities:
Payable for fund shares purchased	—	—	—	—	26
Redemptions Payable	—	—	1	—	—
Total liabilities	—	—	1	—	26

Net assets:
For contract liabilities	$31	$2,656	$101,139	$20,245	$16,130

Deferred contracts in the accumulation period:
Units owned by participants #	3	263	7,496	1,623	1,514
Highest contract charge unit fair value #*	$12.180000	$10.080000	$12.320000	$11.970000	$10.650000
Lowest contract charge unit fair value #*	$12.180000	$10.080000	$13.760000	$12.600000	$10.650000
Contract liability	$31	$2,656	$101,139	$20,245	$16,130

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Federated Hermes Clover Small Value Fund - Class A	Federated Hermes Equity Income Fund, Inc. - Class A	Federated Hermes Fund for U.S. Government Securities - Class A	Federated Hermes Global Allocation Fund - Class A	Federated Hermes International Leaders Fund - Class A
Assets:
Investments:
Number of shares	1,409	2,332	27,361	152	253
Cost	$35,946	$52,119	$192,873	$2,514	$9,083
Market Value	$34,118	$51,043	$166,630	$3,055	$8,909
Due to (from) Sponsor Company	(6)	(1)	1	(1)	1
Receivable from fund shares sold	—	2	—	—	—
Purchase payments receivable	—	—	13	—	—
Total assets	34,112	51,044	166,644	3,054	8,910

Liabilities:
Payable for fund shares purchased	—	—	10	—	—
Redemptions Payable	—	2	3	—	—
Total liabilities	—	2	13	—	—

Net assets:
For contract liabilities	$34,112	$51,042	$166,631	$3,054	$8,910

Deferred contracts in the accumulation period:
Units owned by participants #	1,192	1,850	13,495	146	409
Highest contract charge unit fair value #*	$25.570000	$27.310000	$11.420000	$20.910000	$21.780000
Lowest contract charge unit fair value #*	$28.740000	$30.520000	$12.600000	$20.910000	$21.780000
Contract liability	$34,112	$51,042	$166,631	$3,054	$8,910

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Federated Hermes Kaufmann Fund - Class R	Federated Hermes MDT Mid Cap Growth Fund - Class A	Federated Hermes Sustainable High Yield Bond Fund, Inc. - Class A	Federated Hermes Total Return Bond Fund - Class A	Fidelity Advisor® Equity Growth Fund - Class M
Assets:
Investments:
Number of shares	821,358	8,145	23	6,063	55,772
Cost	$4,758,034	$352,896	$170	$64,974	$789,220
Market Value	$4,550,323	$470,276	$159	$56,686	$1,051,859
Due to (from) Sponsor Company	4	7	3	(8)	1
Receivable from fund shares sold	—	9	—	2	17
Purchase payments receivable	1,200	—	—	—	—
Total assets	4,551,527	470,292	162	56,680	1,051,877

Liabilities:
Payable for fund shares purchased	1,060	—	—	—	—
Redemptions Payable	140	9	—	2	17
Total liabilities	1,200	9	—	2	17

Net assets:
For contract liabilities	$4,550,327	$470,283	$162	$56,678	$1,051,860

Deferred contracts in the accumulation period:
Units owned by participants #	141,437	8,516	7	3,599	16,407
Highest contract charge unit fair value #*	$35.710000	$50.760000	$22.340000	$14.140000	$69.030000
Lowest contract charge unit fair value #*	$31.020000	$46.580000	$22.340000	$49.350000	$62.730000
Contract liability	$4,550,327	$470,283	$162	$56,678	$1,051,860

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Fidelity Advisor® Leveraged Company Stock Fund - Class M	Fidelity Advisor® Stock Selector Fund - Class M (12)	Fidelity® VIP Balanced Portfolio - Initial Class	Fidelity® VIP Freedom 2015 Portfolio℠ - Service Class 2	Fidelity® VIP Freedom 2020 Portfolio℠ - Service Class 2
Assets:
Investments:
Number of shares	66,226	12	40,885	10	436
Cost	$2,616,561	$794	$818,545	$131	$5,591
Market Value	$2,527,857	$981	$1,006,179	$115	$5,483
Due to (from) Sponsor Company	1	(2)	(38)	—	—
Receivable from fund shares sold	—	—	—	—	—
Purchase payments receivable	526	—	30	—	—
Total assets	2,528,384	979	1,006,171	115	5,483

Liabilities:
Payable for fund shares purchased	476	—	11	—	—
Redemptions Payable	50	—	19	—	—
Total liabilities	526	—	30	—	—

Net assets:
For contract liabilities	$2,527,858	$979	$1,006,141	$115	$5,483

Deferred contracts in the accumulation period:
Units owned by participants #	74,003	24	24,896	3	144
Highest contract charge unit fair value #*	$31.260000	$40.610000	$40.070000	$32.980000	$38.120000
Lowest contract charge unit fair value #*	$38.980000	$40.610000	$42.940000	$32.980000	$38.120000
Contract liability	$2,527,858	$979	$997,967	$115	$5,483

Deferred contracts in the annuity period:
Units owned by participants #	—	—	204	—	—
Highest contract charge unit fair value #*	$—	$—	$40	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$40	$—	$—
Contract liability	$—	$—	$8,174	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

(12) Formerly, Fidelity Advisor Stock Selector All Cap Fund. Name changed to Fidelity Advisor® Stock Selector Fund effective December 31, 2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Fidelity® VIP Freedom 2025 Portfolio℠ - Service Class 2	Fidelity® VIP Freedom 2030 Portfolio℠ - Service Class 2	Fidelity® VIP Growth & Income Portfolio - Initial Class	Fidelity® VIP Growth Opportunities Portfolio - Initial Class	Fidelity® VIP Investor Freedom 2035 Portfolio℠ - Service Class 2
Assets:
Investments:
Number of shares	9,174	49,474	6,798	11,563	477
Cost	$127,307	$693,912	$152,174	$731,140	$9,798
Market Value	$145,414	$804,941	$207,686	$959,702	$13,178
Due to (from) Sponsor Company	—	(1)	(1)	—	(1)
Receivable from fund shares sold	1	8	4	19	—
Purchase payments receivable	—	—	—	—	—
Total assets	145,415	804,948	207,689	959,721	13,177

Liabilities:
Payable for fund shares purchased	—	—	—	—	—
Redemptions Payable	1	8	4	19	—
Total liabilities	1	8	4	19	—

Net assets:
For contract liabilities	$145,414	$804,940	$207,685	$959,702	$13,177

Deferred contracts in the accumulation period:
Units owned by participants #	3,392	16,738	4,466	9,844	649
Highest contract charge unit fair value #*	$42.870000	$46.940000	$46.510000	$97.490000	$20.290000
Lowest contract charge unit fair value #*	$42.870000	$48.090000	$46.510000	$97.490000	$20.290000
Contract liability	$145,414	$804,940	$207,685	$959,702	$13,177

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Fidelity® VIP Investor Freedom 2050 Portfolio℠ - Service Class 2	Fidelity® VIP Overseas Portfolio - Initial Class	Fidelity® VIP Value Strategies Portfolio - Initial Class	Franklin Conservative Allocation Fund - Class A	Franklin Core Plus Fund - Class A (13)
Assets:
Investments:
Number of shares	29	1,975	2,612	112,888	302,142
Cost	$505	$43,433	$42,549	$1,560,178	$2,730,414
Market Value	$716	$50,292	$40,504	$1,572,530	$2,474,539
Due to (from) Sponsor Company	(1)	—	—	(1)	2
Receivable from fund shares sold	—	1	1	—	—
Purchase payments receivable	—	—	—	867	871
Total assets	715	50,293	40,505	1,573,396	2,475,412

Liabilities:
Payable for fund shares purchased	—	—	—	833	828
Redemptions Payable	—	1	1	34	43
Total liabilities	—	1	1	867	871

Net assets:
For contract liabilities	$715	$50,292	$40,504	$1,572,529	$2,474,541

Deferred contracts in the accumulation period:
Units owned by participants #	33	2,486	1,009	83,811	150,852
Highest contract charge unit fair value #*	$21.820000	$20.230000	$40.160000	$18.810000	$16.150000
Lowest contract charge unit fair value #*	$21.820000	$20.230000	$40.160000	$20.850000	$10.370000
Contract liability	$715	$50,292	$40,504	$1,572,529	$2,474,541

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

(13) Formerly, Franklin Strategic Income Fund. Name changed to Franklin Core Plus Fund effective December 11, 2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Franklin Growth Allocation Fund - Class A	Franklin Growth Fund - Class A	Franklin High Income Fund - Class A1	Franklin Income Fund - Class A1	Franklin Moderate Allocation Fund - Class A
Assets:
Investments:
Number of shares	266,684	23,551	496,360	2,525,594	335,510
Cost	$4,866,844	$2,751,515	$893,695	$5,777,745	$5,046,531
Market Value	$5,379,023	$3,144,987	$863,667	$5,960,401	$5,277,575
Receivable from fund shares sold	(5)	—	2	1	67
Receivable from fund shares sold	—	—	—	—	—
Purchase payments receivable	15,750	479	174	4,298	8,913
Total assets	5,394,768	3,145,466	863,843	5,964,700	5,286,555

Liabilities:
Payable for fund shares purchased	15,634	408	154	4,071	8,784
Redemptions Payable	116	71	20	227	129
Total liabilities	15,750	479	174	4,298	8,913

Net assets:
For contract liabilities	$5,379,018	$3,144,987	$863,669	$5,960,402	$5,277,642

Deferred contracts in the accumulation period:
Units owned by participants #	194,185	66,753	37,297	272,769	222,470
Highest contract charge unit fair value #*	$29.220000	$54.980000	$22.630000	$23.700000	$24.010000
Lowest contract charge unit fair value #*	$30.410000	$55.590000	$23.920000	$23.680000	$25.910000
Contract liability	$5,379,018	$3,144,987	$863,669	$5,960,402	$5,277,642

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Franklin Mutual Beacon Fund - Class A	Franklin Mutual Global Discovery Fund - Class A	Franklin Mutual Shares Fund - Class A	Franklin Mutual U.S. Mid Cap Value Fund - Class A	Franklin Small Cap Value Fund - Class A
Assets:
Investments:
Number of shares	55,618	299,520	136,874	34,387	47,233
Cost	$879,551	$8,780,723	$3,472,368	$1,333,160	$2,482,610
Market Value	$867,636	$8,317,679	$3,356,158	$1,191,153	$2,643,627
Due to (from) Sponsor Company	3	(2)	1	2	2
Receivable from fund shares sold	14	—	—	11	327
Purchase payments receivable	—	4,599	387	—	184
Total assets	867,653	8,322,276	3,356,546	1,191,166	2,644,140

Liabilities:
Payable for fund shares purchased	—	4,454	325	—	—
Redemptions Payable	14	145	62	11	511
Total liabilities	14	4,599	387	11	511

Net assets:
For contract liabilities	$867,639	$8,317,677	$3,356,159	$1,191,155	$2,643,629

Deferred contracts in the accumulation period:
Units owned by participants #	69,604	357,022	121,418	25,772	119,066
Highest contract charge unit fair value #*	$23.620000	$26.560000	$31.400000	$41.530000	$40.000000
Lowest contract charge unit fair value #*	$10.330000	$25.210000	$21.960000	$46.260000	$43.830000
Contract liability	$867,639	$8,317,677	$3,356,159	$1,191,155	$2,643,629

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Franklin Small-Mid Cap Growth Fund - Class A	Franklin Small-Mid Cap Growth VIP Fund - Class 1	Franklin Total Return Fund - Class A	Franklin U.S. Government Securities Fund - Class A1	Goldman Sachs Core Fixed Income Fund - Class A
Assets:
Investments:
Number of shares	73,707	3,565	18,940	89,643	18,448
Cost	$2,701,422	$68,897	$178,054	$526,914	$187,052
Market Value	$2,882,680	$67,699	$155,496	$447,320	$166,221
Due to (from) Sponsor Company	7	—	(9)	2	(1)
Receivable from fund shares sold	20	1	5	—	—
Purchase payments receivable	—	—	—	355	379
Total assets	2,882,707	67,700	155,492	447,677	166,599

Liabilities:
Payable for fund shares purchased	—	—	—	342	374
Redemptions Payable	20	1	5	13	5
Total liabilities	20	1	5	355	379

Net assets:
For contract liabilities	$2,882,687	$67,699	$155,487	$447,322	$166,220

Deferred contracts in the accumulation period:
Units owned by participants #	74,119	1,541	11,300	36,849	12,837
Highest contract charge unit fair value #*	$48.880000	$43.920000	$13.760000	$11.970000	$12.900000
Lowest contract charge unit fair value #*	$44.330000	$43.920000	$14.870000	$13.220000	$12.960000
Contract liability	$2,882,687	$67,699	$155,487	$447,322	$166,220

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Goldman Sachs Equity Income Fund - Class A	Goldman Sachs Government Income Fund - Class A	Goldman Sachs High Yield Fund - Class A	Goldman Sachs Income Builder Fund - Class A	Goldman Sachs International Equity ESG Fund - Class A
Assets:
Investments:
Number of shares	6,929	92,666	134,285	20,345	1,060
Cost	$279,819	$1,222,223	$790,207	$486,373	$26,250
Market Value	$315,764	$1,185,195	$753,337	$512,094	$27,681
Due to (from) Sponsor Company	2	(9)	(3)	—	1
Receivable from fund shares sold	—	423	232	—	1
Purchase payments receivable	1,007	89	12	310	—
Total assets	316,773	1,185,698	753,578	512,404	27,683

Liabilities:
Payable for fund shares purchased	998	—	—	294	—
Redemptions Payable	9	512	244	16	1
Total liabilities	1,007	512	244	310	1

Net assets:
For contract liabilities	$315,766	$1,185,186	$753,334	$512,094	$27,682

Deferred contracts in the accumulation period:
Units owned by participants #	17,283	108,928	36,748	18,389	1,764
Highest contract charge unit fair value #*	$27.820000	$11.630000	$20.430000	$23.690000	$15.940000
Lowest contract charge unit fair value #*	$25.810000	$12.790000	$26.660000	$10.480000	$14.490000
Contract liability	$315,766	$1,185,186	$753,334	$512,094	$27,682

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Goldman Sachs Large Cap Core Fund - Class A	Goldman Sachs Large Cap Value Fund - Class A	Goldman Sachs Mid Cap Growth Fund - Class A	Goldman Sachs Mid Cap Value Fund - Class A	Goldman Sachs Small Cap Value Fund - Class A
Assets:
Investments:
Number of shares	594	20,312	75,642	89,933	137,664
Cost	$16,594	$317,379	$1,084,582	$3,222,965	$6,003,461
Market Value	$19,175	$320,731	$925,106	$3,224,980	$4,688,850
Due to (from) Sponsor Company	2	2	—	—	1
Receivable from fund shares sold	1	9	23	4,259	—
Purchase payments receivable	—	—	—	4,580	1,309
Total assets	19,178	320,742	925,129	3,233,819	4,690,160

Liabilities:
Payable for fund shares purchased	—	—	—	—	1,117
Redemptions Payable	1	9	23	8,839	192
Total liabilities	1	9	23	8,839	1,309

Net assets:
For contract liabilities	$19,177	$320,733	$925,106	$3,224,980	$4,688,851

Deferred contracts in the accumulation period:
Units owned by participants #	400	13,148	19,944	63,308	157,027
Highest contract charge unit fair value #*	$47.390000	$23.370000	$49.770000	$51.380000	$30.050000
Lowest contract charge unit fair value #*	$52.140000	$27.390000	$46.260000	$160.850000	$31.950000
Contract liability	$19,177	$320,733	$925,106	$3,224,980	$4,688,851

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Goldman Sachs Small/Mid Cap Growth Fund - Class A	Goldman Sachs Strategic Growth Fund - Class A	Goldman Sachs U.S. Equity Insights Fund - Class A	Hartford Balanced HLS Fund - Class IA	Hartford Balanced HLS Fund - Class IB
Assets:
Investments:
Number of shares	13,702	25,416	860	217,674	4,830
Cost	$268,355	$238,001	$56,989	$5,933,617	$135,058
Market Value	$289,791	$268,651	$53,878	$6,384,381	$145,422
Due to (from) Sponsor Company	3	4	(1)	1	—
Receivable from fund shares sold	—	—	—	172	—
Purchase payments receivable	49	214	1,224	79	11
Total assets	289,843	268,869	55,101	6,384,633	145,433

Liabilities:
Payable for fund shares purchased	40	207	1,222	—	7
Redemptions Payable	9	7	2	251	4
Total liabilities	49	214	1,224	251	11

Net assets:
For contract liabilities	$289,794	$268,655	$53,877	$6,384,382	$145,422

Deferred contracts in the accumulation period:
Units owned by participants #	3,581	4,418	4,741	200,556	5,146
Highest contract charge unit fair value #*	$79.050000	$61.400000	$42.330000	$32.730000	$28.620000
Lowest contract charge unit fair value #*	$89.010000	$68.630000	$11.360000	$34.150000	$28.400000
Contract liability	$289,794	$268,655	$53,877	$6,384,382	$145,422

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Hartford Balanced Income Fund - Class R4	Hartford Capital Appreciation Fund - Class R4	Hartford Capital Appreciation Fund - Class R5	Hartford Capital Appreciation HLS Fund - Class IA	Hartford Checks and Balances Fund - Class R4
Assets:
Investments:
Number of shares	12,475	10,264	105,101	315,958	28,583
Cost	$181,814	$463,353	$4,697,721	$15,487,851	$278,684
Market Value	$177,887	$546,744	$5,758,507	$16,805,800	$284,686
Due to (from) Sponsor Company	—	2	5	(14)	—
Receivable from fund shares sold	—	14	—	226	—
Purchase payments receivable	64	—	938	30	44
Total assets	177,951	546,760	5,759,450	16,806,042	284,730

Liabilities:
Payable for fund shares purchased	61	—	736	—	39
Redemptions Payable	3	14	202	256	5
Total liabilities	64	14	938	256	44

Net assets:
For contract liabilities	$177,887	$546,746	$5,758,512	$16,805,786	$284,686

Deferred contracts in the accumulation period:
Units owned by participants #	8,022	11,073	164,179	263,612	9,443
Highest contract charge unit fair value #*	$20.790000	$32.470000	$32.820000	$66.980000	$27.440000
Lowest contract charge unit fair value #*	$24.730000	$37.090000	$38.470000	$111.430000	$30.670000
Contract liability	$177,887	$546,746	$5,758,512	$16,774,755	$284,686

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	699	—
Highest contract charge unit fair value #*	$—	$—	$—	$44	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$44	$—
Contract liability	$—	$—	$—	$31,031	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Hartford Conservative Allocation Fund - Class R4	Hartford Conservative Allocation Fund - Class R5	Hartford Disciplined Equity HLS Fund - Class IA	Hartford Disciplined Equity HLS Fund - Class IB	Hartford Dividend and Growth Fund - Class R4
Assets:
Investments:
Number of shares	22,441	12,695	100,750	388,063	21,993
Cost	$238,189	$135,396	$1,675,455	$6,550,338	$639,147
Market Value	$247,752	$140,409	$2,270,911	$8,583,960	$754,347
Due to (from) Sponsor Company	—	4	(3)	(2)	2
Receivable from fund shares sold	177	3	69	—	—
Purchase payments receivable	8	—	—	453	462
Total assets	247,937	140,416	2,270,977	8,584,411	754,811

Liabilities:
Payable for fund shares purchased	—	—	—	280	441
Redemptions Payable	185	3	69	173	21
Total liabilities	185	3	69	453	462

Net assets:
For contract liabilities	$247,752	$140,413	$2,270,908	$8,583,958	$754,349

Deferred contracts in the accumulation period:
Units owned by participants #	13,992	8,624	143,392	179,628	19,092
Highest contract charge unit fair value #*	$14.330000	$14.830000	$15.620000	$51.350000	$35.490000
Lowest contract charge unit fair value #*	$16.370000	$17.380000	$16.490000	$55.300000	$41.650000
Contract liability	$247,752	$140,413	$2,270,908	$8,583,958	$754,349

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Hartford Dividend and Growth HLS Fund - Class IA	Hartford Dividend and Growth HLS Fund - Class IB	Hartford Equity Income Fund - Class R4	Hartford Global Impact Fund - Class R4	Hartford Growth Allocation Fund - Class R4
Assets:
Investments:
Number of shares	818,823	174,929	33,679	4,152	15,658
Cost	$18,373,700	$3,940,764	$682,595	$54,403	$196,359
Market Value	$19,144,080	$4,049,607	$673,924	$63,944	$228,143
Due to (from) Sponsor Company	(20)	2	1	—	—
Receivable from fund shares sold	145	8,358	—	2	6
Purchase payments receivable	20	1,005	58	—	—
Total assets	19,144,225	4,058,972	673,983	63,946	228,149

Liabilities:
Payable for fund shares purchased	—	—	40	—	—
Redemptions Payable	165	9,363	18	2	6
Total liabilities	165	9,363	58	2	6

Net assets:
For contract liabilities	$19,144,060	$4,049,609	$673,925	$63,944	$228,143

Deferred contracts in the accumulation period:
Units owned by participants #	854,145	103,352	16,670	4,671	6,410
Highest contract charge unit fair value #*	$56.390000	$42.500000	$38.790000	$13.650000	$21.920000
Lowest contract charge unit fair value #*	$18.870000	$40.730000	$44.340000	$14.190000	$25.040000
Contract liability	$19,143,756	$4,049,609	$673,925	$63,944	$228,143

Deferred contracts in the annuity period:
Units owned by participants #	7	—	—	—	—
Highest contract charge unit fair value #*	$46	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$46	$—	$—	$—	$—
Contract liability	$304	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Hartford Growth Allocation Fund - Class R5	Hartford Growth Opportunities Fund - Class R4	Hartford Healthcare Fund - Class R4	Hartford Healthcare HLS Fund - Class IA	Hartford Healthcare HLS Fund - Class IB
Assets:
Investments:
Number of shares	220,546	6,369	5,239	120,209	82,919
Cost	$2,796,103	$300,497	$214,606	$2,456,338	$1,514,104
Market Value	$3,231,005	$420,161	$204,538	$1,966,618	$1,189,885
Due to (from) Sponsor Company	(8)	4	—	1	—
Receivable from fund shares sold	—	—	—	271	15
Purchase payments receivable	292	221	31	—	4
Total assets	3,231,289	420,386	204,569	1,966,890	1,189,904

Liabilities:
Payable for fund shares purchased	224	209	25	—	—
Redemptions Payable	67	12	6	271	19
Total liabilities	291	221	31	271	19

Net assets:
For contract liabilities	$3,230,998	$420,165	$204,538	$1,966,619	$1,189,885

Deferred contracts in the accumulation period:
Units owned by participants #	133,509	5,849	4,796	43,463	24,215
Highest contract charge unit fair value #*	$22.360000	$58.610000	$39.330000	$64.910000	$47.590000
Lowest contract charge unit fair value #*	$26.210000	$66.960000	$69.820000	$24.390000	$52.040000
Contract liability	$3,230,998	$420,165	$204,538	$1,966,619	$1,189,885

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Hartford High Yield Fund - Class R4	Hartford Inflation Plus Fund - Class R4	Hartford International Equity Fund - Class R4	Hartford International Opportunities Fund - Class R4	Hartford International Opportunities HLS Fund - Class IA
Assets:
Investments:
Number of shares	18,825	29,402	15,079	13,256	37,603
Cost	$134,181	$311,925	$163,512	$249,049	$589,687
Market Value	$131,966	$291,080	$179,445	$251,599	$607,661
Due to (from) Sponsor Company	—	—	1	1	1
Receivable from fund shares sold	1	—	—	319	491
Purchase payments receivable	—	20	134	41	50
Total assets	131,967	291,100	179,580	251,960	608,203

Liabilities:
Payable for fund shares purchased	—	11	129	—	—
Redemptions Payable	1	9	5	360	541
Total liabilities	1	20	134	360	541

Net assets:
For contract liabilities	$131,966	$291,080	$179,446	$251,600	$607,662

Deferred contracts in the accumulation period:
Units owned by participants #	6,077	22,114	15,130	13,343	28,590
Highest contract charge unit fair value #*	$11.380000	$12.840000	$11.630000	$16.680000	$19.120000
Lowest contract charge unit fair value #*	$22.740000	$13.900000	$12.190000	$19.060000	$21.840000
Contract liability	$131,966	$291,080	$179,446	$251,600	$607,662

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Hartford International Opportunities HLS Fund - Class IB	Hartford Midcap Fund - Class R4	Hartford MidCap HLS Fund - Class IA	Hartford MidCap Value Fund - Class R4	Hartford Moderate Allocation Fund - Class R4
Assets:
Investments:
Number of shares	21,431	11,662	257,017	4,529	64,215
Cost	$351,531	$389,955	$8,665,761	$77,739	$755,377
Market Value	$353,613	$374,356	$7,291,568	$79,119	$823,241
Due to (from) Sponsor Company	(279)	(2)	1	(2)	1
Receivable from fund shares sold	—	—	39	1	—
Purchase payments receivable	157	197	—	—	154
Total assets	353,491	374,551	7,291,608	79,118	823,396

Liabilities:
Payable for fund shares purchased	149	188	—	—	70
Redemptions Payable	8	9	39	1	84
Total liabilities	157	197	39	1	154

Net assets:
For contract liabilities	$353,334	$374,354	$7,291,569	$79,117	$823,242

Deferred contracts in the accumulation period:
Units owned by participants #	27,235	9,770	97,273	2,661	36,226
Highest contract charge unit fair value #*	$21.070000	$36.190000	$62.450000	$27.480000	$17.740000
Lowest contract charge unit fair value #*	$18.260000	$43.570000	$79.780000	$30.490000	$20.810000
Contract liability	$353,334	$374,354	$7,291,569	$79,117	$823,242

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Hartford Moderate Allocation Fund - Class R5	Hartford Small Cap Growth HLS Fund - Class IA	Hartford Small Cap Growth HLS Fund - Class IB	Hartford Small Company Fund - Class R4	Hartford Small Company HLS Fund - Class IA
Assets:
Investments:
Number of shares	106,525	11,665	7,649	11,515	147,952
Cost	$1,260,498	$328,916	$204,869	$276,786	$2,797,411
Market Value	$1,367,784	$338,272	$207,222	$292,828	$2,623,194
Due to (from) Sponsor Company	(6)	1	(2)	1	2
Receivable from fund shares sold	—	74	5	—	19
Purchase payments receivable	85	10	—	474	—
Total assets	1,367,863	338,357	207,225	293,303	2,623,215

Liabilities:
Payable for fund shares purchased	53	—	—	466	—
Redemptions Payable	32	84	5	8	19
Total liabilities	85	84	5	474	19

Net assets:
For contract liabilities	$1,367,778	$338,273	$207,220	$292,829	$2,623,196

Deferred contracts in the accumulation period:
Units owned by participants #	70,092	8,106	5,311	8,177	173,790
Highest contract charge unit fair value #*	$18.230000	$38.150000	$38.390000	$28.410000	$55.980000
Lowest contract charge unit fair value #*	$20.810000	$29.000000	$38.220000	$35.470000	$11.250000
Contract liability	$1,367,778	$338,273	$207,220	$292,829	$2,623,196

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Hartford Small Company HLS Fund - Class IB	Hartford Stock HLS Fund - Class IA	Hartford Stock HLS Fund - Class IB	Hartford Total Return Bond Fund - Class R4	Hartford Total Return Bond Fund - Class R5
Assets:
Investments:
Number of shares	38,267	46,193	3,373	975	9,655
Cost	$637,303	$3,273,891	$292,914	$9,388	$94,000
Market Value	$559,085	$4,642,403	$338,698	$8,964	$87,953
Due to (from) Sponsor Company	4	(7)	(17)	(4)	(4)
Receivable from fund shares sold	—	78	6	—	2
Purchase payments receivable	169	—	—	31	—
Total assets	559,258	4,642,474	338,687	8,991	87,951

Liabilities:
Payable for fund shares purchased	121	—	—	31	—
Redemptions Payable	48	78	6	—	2
Total liabilities	169	78	6	31	2

Net assets:
For contract liabilities	$559,089	$4,642,396	$338,681	$8,960	$87,949

Deferred contracts in the accumulation period:
Units owned by participants #	18,217	102,371	7,972	686	6,082
Highest contract charge unit fair value #*	$29.750000	$42.680000	$38.060000	$12.890000	$13.540000
Lowest contract charge unit fair value #*	$36.980000	$52.440000	$42.550000	$14.080000	$15.450000
Contract liability	$559,089	$4,642,396	$338,681	$8,960	$87,949

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Hartford Total Return Bond HLS Fund - Class IA	Hartford Total Return Bond HLS Fund - Class IB	Hartford Ultrashort Bond HLS Fund - Class IA	Hartford Ultrashort Bond HLS Fund - Class IB	Hotchkis & Wiley Large Cap Fundamental Value Fund - Class A (4)
Assets:
Investments:
Number of shares	703,301	180,296	155,033	157,398	14,155
Cost	$7,683,038	$1,888,684	$1,589,106	$1,604,975	$452,701
Market Value	$6,646,192	$1,694,780	$1,613,894	$1,636,943	$580,632
Due to (from) Sponsor Company	—	—	2	(1)	181
Receivable from fund shares sold	455	4,929	27	—	8
Purchase payments receivable	311	636	—	235	—
Total assets	6,646,958	1,700,345	1,613,923	1,637,177	580,821

Liabilities:
Payable for fund shares purchased	—	—	—	182	—
Redemptions Payable	766	5,565	27	53	8
Total liabilities	766	5,565	27	235	8

Net assets:
For contract liabilities	$6,646,192	$1,694,780	$1,613,896	$1,636,942	$580,813

Deferred contracts in the accumulation period:
Units owned by participants #	431,375	122,417	170,224	152,636	15,379
Highest contract charge unit fair value #*	$17.410000	$13.880000	$10.670000	$10.080000	$35.130000
Lowest contract charge unit fair value #*	$13.730000	$10.270000	$14.980000	$12.050000	$37.350000
Contract liability	$6,645,899	$1,694,780	$1,610,306	$1,636,942	$580,813

Deferred contracts in the annuity period:
Units owned by participants #	19	—	315	—	—
Highest contract charge unit fair value #*	$15.65	$—	$11.41	$—	$—
Lowest contract charge unit fair value #*	$15.65	$—	$11.41	$—	$—
Contract liability	$293	$—	$3,590	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

(4) Formerly, Hotchkis and Wiley Large Cap Value Fund. Name changed to Hotchkis & Wiley Large Cap Fundamental Value Fund effective August 29, 2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Invesco American Franchise Fund - Class A	Invesco Balanced-Risk Commodity Strategy Fund - Class A	Invesco Comstock Fund - Class A	Invesco Developing Markets Fund - Class A	Invesco Developing Markets Fund - Class Y
Assets:
Investments:
Number of shares	33,950	2,460	145,148	50,448	18,543
Cost	$752,071	$16,356	$3,703,147	$2,012,151	$664,784
Market Value	$996,428	$15,550	$4,149,789	$1,957,384	$706,295
Due to (from) Sponsor Company	6	—	(1)	1	—
Receivable from fund shares sold	16,175	1	—	—	—
Purchase payments receivable	—	—	287	1,379	—
Total assets	1,012,609	15,551	4,150,075	1,958,764	706,295

Liabilities:
Payable for fund shares purchased	—	—	109	1,166	—
Redemptions Payable	16,175	1	178	213	—
Total liabilities	16,175	1	287	1,379	—

Net assets:
For contract liabilities	$996,434	$15,550	$4,149,788	$1,957,385	$706,295

Deferred contracts in the accumulation period:
Units owned by participants #	19,367	1,179	103,452	64,568	43,371
Highest contract charge unit fair value #*	$47.820000	$13.190000	$42.350000	$58.990000	$16.280000
Lowest contract charge unit fair value #*	$55.610000	$13.190000	$56.540000	$93.440000	$16.280000
Contract liability	$996,434	$15,550	$4,149,788	$1,957,385	$706,295

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

		Sub-Account
	Invesco Discovery Large Cap Fund - Class A (9)	Invesco Discovery Mid Cap Growth Fund - Class A	Invesco Diversified Dividend Fund - Investor Class	Invesco Dividend Income Fund - Class A	Invesco Equity and Income Fund - Class A
Assets:
Investments:
Number of shares	12,355	39,293	23,812	699	1,014,816
Cost	$768,909	$952,199	$446,222	$16,037	$10,377,801
Market Value	$1,035,745	$1,096,285	$424,561	$17,864	$10,574,385
Due to (from) Sponsor Company	8	1	—	1	(1)
Receivable from fund shares sold	14	—	9	—	8,028
Purchase payments receivable	—	521	—	—	173
Total assets	1,035,767	1,096,807	424,570	17,865	10,582,585

Liabilities:
Payable for fund shares purchased	—	494	—	—	—
Redemptions Payable	14	27	9	—	8,201
Total liabilities	14	521	9	—	8,201

Net assets:
For contract liabilities	$1,035,753	$1,096,286	$424,561	$17,865	$10,574,384

Deferred contracts in the accumulation period:
Units owned by participants #	24,573	56,818	14,397	986	386,576
Highest contract charge unit fair value #*	$50.130000	$19.000000	$28.760000	$17.910000	$37.290000
Lowest contract charge unit fair value #*	$38.410000	$19.690000	$21.900000	$18.430000	$11.200000
Contract liability	$1,035,753	$1,096,286	$424,561	$17,865	$10,574,384

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

(9) Formerly, Invesco Capital Appreciation Fund. Name changed to Invesco Discovery Large Cap Fund effective December 20, 2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Invesco EQV Emerging Markets All Cap Fund - Class A	Invesco EQV Emerging Markets All Cap Fund - Class Y	Invesco EQV European Equity Fund - Class A	Invesco EQV International Equity Fund - Class A	Invesco Global Core Equity Fund - Class A
Assets:
Investments:
Number of shares	8,422	57,996	7,781	13,130	4,348
Cost	$290,881	$2,340,177	$274,429	$354,647	$62,401
Market Value	$275,743	$1,895,899	$244,547	$279,935	$67,395
Due to (from) Sponsor Company	(1)	—	2	6	1
Receivable from fund shares sold	—	—	3	—	2
Purchase payments receivable	87	18	—	55	—
Total assets	275,829	1,895,917	244,552	279,996	67,398

Liabilities:
Payable for fund shares purchased	79	18	—	46	—
Redemptions Payable	8	—	3	9	2
Total liabilities	87	18	3	55	2

Net assets:
For contract liabilities	$275,742	$1,895,899	$244,549	$279,941	$67,396

Deferred contracts in the accumulation period:
Units owned by participants #	19,581	150,694	17,351	15,458	3,404
Highest contract charge unit fair value #*	$13.470000	$12.580000	$18.100000	$19.880000	$19.480000
Lowest contract charge unit fair value #*	$15.060000	$12.580000	$15.240000	$15.890000	$21.590000
Contract liability	$275,742	$1,895,899	$244,549	$279,941	$67,396

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Invesco Global Fund - Class A	Invesco Global Opportunities Fund - Class A	Invesco Global Strategic Income Fund - Class A	Invesco Gold & Special Minerals Fund - Class A	Invesco Growth and Income Fund - Class A
Assets:
Investments:
Number of shares	62,530	2,852	77,151	59,985	105,358
Cost	$5,536,270	$198,792	$272,754	$1,307,213	$2,383,247
Market Value	$5,855,329	$134,062	$237,627	$1,539,828	$2,249,404
Due to (from) Sponsor Company	(2)	—	(8)	1	(1)
Receivable from fund shares sold	704	—	—	—	—
Purchase payments receivable	48	864	328	1,641	193
Total assets	5,856,079	134,926	237,947	1,541,470	2,249,596

Liabilities:
Payable for fund shares purchased	—	862	321	1,604	40
Redemptions Payable	752	2	7	37	153
Total liabilities	752	864	328	1,641	193

Net assets:
For contract liabilities	$5,855,327	$134,062	$237,619	$1,539,829	$2,249,403

Deferred contracts in the accumulation period:
Units owned by participants #	101,786	8,137	16,192	109,197	71,261
Highest contract charge unit fair value #*	$49.040000	$16.480000	$14.880000	$16.350000	$33.820000
Lowest contract charge unit fair value #*	$296.250000	$16.480000	$15.350000	$13.370000	$36.280000
Contract liability	$5,855,327	$134,062	$237,619	$1,539,829	$2,249,403

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Invesco International Bond Fund - Class A	Invesco International Diversified Fund - Class A	Invesco Main Street All Cap Fund® - Class A	Invesco Main Street Fund® - Class A	Invesco Main Street Mid Cap Fund® - Class A
Assets:
Investments:
Number of shares	597,505	12,919	56,200	7,923	90,250
Cost	$3,094,647	$215,554	$1,136,864	$400,366	$2,353,907
Market Value	$2,581,222	$193,531	$1,504,473	$459,852	$2,596,488
Due to (from) Sponsor Company	$(32)	$2	$1	$4	$1
Receivable from fund shares sold	—	6	—	—	97
Purchase payments receivable	1,329	—	469	40	62
Total assets	2,582,519	193,539	1,504,943	459,896	2,596,648

Liabilities:
Payable for fund shares purchased	1,277	—	182	27	—
Redemptions Payable	52	6	287	13	159
Total liabilities	1,329	6	469	40	159

Net assets:
For contract liabilities	$2,581,190	$193,533	$1,504,474	$459,856	$2,596,489

Deferred contracts in the accumulation period:
Units owned by participants #	189,456	10,889	38,391	12,785	80,963
Highest contract charge unit fair value #*	$13.770000	$17.710000	$41.440000	$34.480000	$32.530000
Lowest contract charge unit fair value #*	$15.080000	$19.520000	$40.470000	$40.400000	$34.080000
Contract liability	$2,581,190	$193,533	$1,504,474	$459,856	$2,596,489

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Invesco Oppenheimer International Growth Fund - Class A	Invesco Quality Income Fund - Class A	Invesco Real Estate Fund - Class A	Invesco Real Estate Fund - Class R5	Invesco Rising Dividends Fund - Class A
Assets:
Investments:
Number of shares	16,506	199	148,507	36,877	558
Cost	$633,447	$2,129	$2,828,243	$796,031	$12,626
Market Value	$525,226	$1,900	$2,499,371	$619,529	$13,663
Due to (from) Sponsor Company	$—	$1	$1	$—	$1
Receivable from fund shares sold	—	—	—	—	—
Purchase payments receivable	277	—	660	—	—
Total assets	525,503	1,901	2,500,032	619,529	13,664

Liabilities:
Payable for fund shares purchased	265	—	278	—	—
Redemptions Payable	12	—	382	1	—
Total liabilities	277	—	660	1	—

Net assets:
For contract liabilities	$525,226	$1,901	$2,499,372	$619,528	$13,664

Deferred contracts in the accumulation period:
Units owned by participants #	27,144	151	82,962	19,846	452
Highest contract charge unit fair value #*	$21.800000	$12.010000	$46.780000	$31.220000	$30.130000
Lowest contract charge unit fair value #*	$18.170000	$12.700000	$34.810000	$31.220000	$30.860000
Contract liability	$525,226	$1,901	$2,499,372	$619,528	$13,664

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Invesco Small Cap Equity Fund - Class A	Invesco Small Cap Growth Fund - Class A	Invesco Small Cap Growth Fund - Investor Class	Invesco Small Cap Value Fund - Class A	Invesco Technology Fund - Investor Class
Assets:
Investments:
Number of shares	12,887	95,192	26,097	41,422	24,616
Cost	$176,653	$3,054,482	$959,328	$771,935	$1,311,239
Market Value	$188,273	$2,814,834	$855,456	$973,824	$1,518,815
Due to (from) Sponsor Company	$1	$—	$3	$(2)	$7
Receivable from fund shares sold	—	8,251	212	—	31
Purchase payments receivable	131	92	—	525	—
Total assets	188,405	2,823,177	855,671	974,347	1,518,853

Liabilities:
Payable for fund shares purchased	126	—	—	499	—
Redemptions Payable	5	8,343	212	26	31
Total liabilities	131	8,343	212	525	31

Net assets:
For contract liabilities	$188,274	$2,814,834	$855,459	$973,822	$1,518,822

Deferred contracts in the accumulation period:
Units owned by participants #	5,922	38,187	28,491	9,245	33,988
Highest contract charge unit fair value #*	$33.390000	$68.210000	$37.140000	$101.150000	$44.770000
Lowest contract charge unit fair value #*	$35.030000	$83.130000	$22.890000	$116.630000	$55.390000
Contract liability	$188,274	$2,814,834	$855,459	$973,822	$1,518,822

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Invesco V.I. Diversified Dividend Fund - Series I	Invesco V.I. Small Cap Equity Fund - Series I	Invesco V.I. Technology Fund - Series I	Invesco Value Opportunities Fund - Class A	Janus Henderson Balanced Fund - Class S
Assets:
Investments:
Number of shares	1,051	6,819	2,908	22,344	64,960
Cost	$24,578	$122,069	$59,762	$380,067	$2,516,588
Market Value	$27,190	$132,084	$69,210	$479,279	$2,960,229
Due to (from) Sponsor Company	$(1)	$1	$2	$(2)	$2
Receivable from fund shares sold	1	3	1	—	—
Purchase payments receivable	—	—	—	23	1,675
Total assets	27,190	132,088	69,213	479,300	2,961,906

Liabilities:
Payable for fund shares purchased	—	—	—	10	1,630
Redemptions Payable	1	3	1	13	45
Total liabilities	1	3	1	23	1,675

Net assets:
For contract liabilities	$27,189	$132,085	$69,212	$479,277	$2,960,231

Deferred contracts in the accumulation period:
Units owned by participants #	843	4,196	1,171	20,270	82,240
Highest contract charge unit fair value #*	$32.250000	$31.480000	$59.080000	$36.210000	$33.250000
Lowest contract charge unit fair value #*	$32.250000	$31.480000	$59.080000	$40.960000	$38.230000
Contract liability	$27,189	$132,085	$69,212	$479,277	$2,960,231

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Janus Henderson Balanced Portfolio - Institutional Shares	Janus Henderson Enterprise Fund - Class S	Janus Henderson Enterprise Portfolio - Institutional Shares	Janus Henderson Forty Fund - Class S	Janus Henderson Forty Portfolio - Institutional Shares
Assets:
Investments:
Number of shares	6,133	14,156	616	189,283	78,892
Cost	$255,916	$1,737,121	$43,640	$7,331,721	$3,278,295
Market Value	$314,157	$1,869,684	$51,861	$9,307,055	$4,526,850
Due to (from) Sponsor Company	$—	$(7)	$3	$—	$29
Receivable from fund shares sold	6	—	1	—	82
Purchase payments receivable	—	1,258	—	1,250	5
Total assets	314,163	1,870,935	51,865	9,308,305	4,526,966

Liabilities:
Payable for fund shares purchased	—	720	—	691	—
Redemptions Payable	6	538	1	559	87
Total liabilities	6	1,258	1	1,250	87

Net assets:
For contract liabilities	$314,157	$1,869,677	$51,864	$9,307,055	$4,526,879

Deferred contracts in the accumulation period:
Units owned by participants #	7,797	27,094	791	134,547	55,036
Highest contract charge unit fair value #*	$40.290000	$67.430000	$65.560000	$88.270000	$82.250000
Lowest contract charge unit fair value #*	$40.290000	$77.510000	$65.560000	$117.470000	$82.250000
Contract liability	$314,157	$1,869,677	$51,864	$9,307,055	$4,526,434

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	5
Highest contract charge unit fair value #*	$—	$—	$—	$—	$82
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$82
Contract liability	$—	$—	$—	$—	$445

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Janus Henderson Global Research Fund - Class S	Janus Henderson Global Research Portfolio - Institutional Shares	Janus Henderson Mid Cap Value Fund - Class S	Janus Henderson Overseas Fund - Class S	Janus Henderson Overseas Portfolio - Institutional Shares
Assets:
Investments:
Number of shares	1,814	4,899	11,993	36,615	3,692
Cost	$142,668	$210,048	$193,920	$1,360,510	$134,354
Market Value	$201,649	$355,667	$190,931	$1,654,246	$162,171
Due to (from) Sponsor Company	$22	$(4)	$(2)	$4	$—
Receivable from fund shares sold	3	3	—	—	3
Purchase payments receivable	—	4	73	432	—
Total assets	201,674	355,670	191,002	1,654,682	162,174

Liabilities:
Payable for fund shares purchased	—	—	67	399	—
Redemptions Payable	3	7	6	33	3
Total liabilities	3	7	73	432	3

Net assets:
For contract liabilities	$201,671	$355,663	$190,929	$1,654,250	$162,171

Deferred contracts in the accumulation period:
Units owned by participants #	5,900	9,410	5,482	103,976	8,490
Highest contract charge unit fair value #*	$42.780000	$36.850000	$34.140000	$14.860000	$19.100000
Lowest contract charge unit fair value #*	$26.920000	$36.850000	$38.340000	$10.750000	$19.100000
Contract liability	$201,671	$346,755	$190,929	$1,654,250	$162,171

Deferred contracts in the annuity period:
Units owned by participants #	—	242	—	—	—
Highest contract charge unit fair value #*	$—	$37	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$37	$—	$—	$—
Contract liability	$—	$8,908	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	John Hancock New Opportunities Fund - Class A	JPMorgan Core Bond Fund - Class A	JPMorgan Large Cap Growth Fund - Class A	JPMorgan Large Cap Growth Fund - Class R2	JPMorgan Mid Cap Growth - Class R3
Assets:
Investments:
Number of shares	14,230	123,403	8,617	31	31,619
Cost	$345,162	$1,365,527	$597,360	$2,177	$1,420,057
Market Value	$367,563	$1,247,603	$666,639	$2,203	$1,524,975
Due to (from) Sponsor Company	$5	$2	$(2)	$—	$(1)
Receivable from fund shares sold	8	—	—	—	—
Purchase payments receivable	—	1,537	—	—	—
Total assets	367,576	1,249,142	666,637	2,203	1,524,974

Liabilities:
Payable for fund shares purchased	—	1,516	—	—	—
Redemptions Payable	8	21	—	—	—
Total liabilities	8	1,537	—	—	—

Net assets:
For contract liabilities	$367,568	$1,247,605	$666,637	$2,203	$1,524,974

Deferred contracts in the accumulation period:
Units owned by participants #	21,336	89,033	56,631	211	75,242
Highest contract charge unit fair value #*	$18.770000	$12.690000	$63.080000	$10.430000	$20.270000
Lowest contract charge unit fair value #*	$20.320000	$14.630000	$11.610000	$10.430000	$20.270000
Contract liability	$367,568	$1,247,605	$666,637	$2,203	$1,524,974

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	JPMorgan Small Cap Equity Fund - Class A	JPMorgan Small Cap Growth Fund - Class A	JPMorgan Small Cap Value Fund - Class A	JPMorgan SmartRetirement® 2020 Fund - Class A	JPMorgan SmartRetirement® 2025 Fund - Class A
Assets:
Investments:
Number of shares	9,018	52,177	19,062	85,258	237,584
Cost	$393,316	$903,104	$499,526	$1,476,908	$4,013,162
Market Value	$374,786	$925,090	$471,013	$1,329,174	$3,941,512
Due to (from) Sponsor Company	$(13)	$2	$—	$—	$—
Receivable from fund shares sold	—	—	—	26	—
Purchase payments receivable	6,408	58	33	—	81
Total assets	381,181	925,150	471,046	1,329,200	3,941,593

Liabilities:
Payable for fund shares purchased	6,402	30	30	—	18
Redemptions Payable	6	28	3	26	63
Total liabilities	6,408	58	33	26	81

Net assets:
For contract liabilities	$374,773	$925,092	$471,013	$1,329,174	$3,941,512

Deferred contracts in the accumulation period:
Units owned by participants #	5,132	11,392	6,937	70,275	190,953
Highest contract charge unit fair value #*	$66.520000	$79.640000	$57.770000	$17.590000	$19.310000
Lowest contract charge unit fair value #*	$76.710000	$89.670000	$70.400000	$20.930000	$22.970000
Contract liability	$374,773	$925,092	$471,013	$1,329,174	$3,941,512

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	JPMorgan SmartRetirement® 2030 Fund - Class A	JPMorgan SmartRetirement® 2035 Fund - Class A	JPMorgan SmartRetirement® 2040 Fund - Class A	JPMorgan SmartRetirement® 2045 Fund - Class A	JPMorgan SmartRetirement® 2050 Fund - Class A
Assets:
Investments:
Number of shares	360,624	236,682	277,740	174,212	203,235
Cost	$6,685,810	$4,579,997	$5,779,338	$3,558,946	$4,208,858
Market Value	$6,588,600	$4,634,228	$5,946,407	$3,771,688	$4,558,553
Due to (from) Sponsor Company	$1	$1	$(1)	$—	$—
Receivable from fund shares sold	—	—	—	—	—
Purchase payments receivable	2,101	1,290	1,993	1,136	1,441
Total assets	6,590,702	4,635,519	5,948,399	3,772,824	4,559,994

Liabilities:
Payable for fund shares purchased	1,969	1,206	1,895	1,058	1,365
Redemptions Payable	132	84	98	78	76
Total liabilities	2,101	1,290	1,993	1,136	1,441

Net assets:
For contract liabilities	$6,588,601	$4,634,229	$5,946,406	$3,771,688	$4,558,553

Deferred contracts in the accumulation period:
Units owned by participants #	290,907	183,128	218,502	136,482	160,813
Highest contract charge unit fair value #*	$21.130000	$23.390000	$24.970000	$25.890000	$26.010000
Lowest contract charge unit fair value #*	$25.140000	$27.830000	$29.700000	$30.800000	$30.940000
Contract liability	$6,588,601	$4,634,229	$5,946,406	$3,771,688	$4,558,553

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	JPMorgan SmartRetirement® 2055 Fund - Class A	JPMorgan SmartRetirement® 2060 Fund - Class A	JPMorgan SmartRetirement® Income Fund - Class A	JPMorgan U.S. Equity Fund - Class A	JPMorgan U.S. Government Money Market Fund - Reserve Class
Assets:
Investments:
Number of shares	78,611	2,485	21,475	32,607	635,844
Cost	$1,934,325	$52,733	$354,147	$629,121	$635,844
Market Value	$2,134,276	$56,740	$328,562	$806,056	$635,844
Due to (from) Sponsor Company	$—	$—	$2	$4	$2
Receivable from fund shares sold	—	1	—	—	—
Purchase payments receivable	1,556	—	99	546	975
Total assets	2,135,832	56,741	328,663	806,606	636,821

Liabilities:
Payable for fund shares purchased	1,520	—	93	453	599
Redemptions Payable	36	1	6	93	376
Total liabilities	1,556	1	99	546	975

Net assets:
For contract liabilities	$2,134,276	$56,740	$328,564	$806,060	$635,846

Deferred contracts in the accumulation period:
Units owned by participants #	77,426	3,090	19,251	12,992	60,881
Highest contract charge unit fair value #*	$25.750000	$10.490000	$15.650000	$57.420000	$10.230000
Lowest contract charge unit fair value #*	$30.190000	$18.730000	$18.620000	$69.120000	$11.070000
Contract liability	$2,134,276	$56,740	$328,564	$806,060	$635,846

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Keeley Small Cap Dividend Value Fund - Class A	LKCM Aquinas Catholic Equity Fund	Loomis Sayles Bond Fund - Class ADM	Loomis Sayles Bond Fund - Retail Class	Lord Abbett Affiliated Fund - Class A
Assets:
Investments:
Number of shares	35,384	19,786	10,882	10,475	18,914
Cost	$577,101	$323,732	$139,555	$119,865	$298,216
Market Value	$594,455	$348,043	$126,561	$122,238	$352,368
Due to (from) Sponsor Company	$—	$—	$1	$—	$—
Receivable from fund shares sold	24	10	—	—	—
Purchase payments receivable	—	—	206	—	852
Total assets	594,479	348,053	126,768	122,238	353,220

Liabilities:
Payable for fund shares purchased	—	—	202	—	842
Redemptions Payable	24	10	4	—	10
Total liabilities	24	10	206	—	852

Net assets:
For contract liabilities	$594,455	$348,043	$126,562	$122,238	$352,368

Deferred contracts in the accumulation period:
Units owned by participants #	37,120	8,611	6,202	10,019	13,166
Highest contract charge unit fair value #*	$15.190000	$40.420000	$20.170000	$12.200000	$28.590000
Lowest contract charge unit fair value #*	$16.290000	$40.420000	$22.180000	$12.200000	$26.860000
Contract liability	$594,455	$348,043	$126,562	$122,238	$352,368

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Lord Abbett Affiliated Fund - Class P	Lord Abbett Bond Debenture Fund - Class A	Lord Abbett Bond-Debenture Fund - Class P	Lord Abbett Developing Growth Fund - Class A	Lord Abbett Developing Growth Fund - Class P
Assets:
Investments:
Number of shares	2,999	231,592	8,489	30,715	144
Cost	$43,570	$1,796,275	$67,940	$629,907	$3,017
Market Value	$55,755	$1,651,252	$61,884	$688,317	$2,970
Due to (from) Sponsor Company	$(1)	$(20)	$(3)	$1	$4
Receivable from fund shares sold	1	—	1	—	—
Purchase payments receivable	—	353	—	185	—
Total assets	55,755	1,651,585	61,882	688,503	2,974

Liabilities:
Payable for fund shares purchased	—	323	—	168	—
Redemptions Payable	1	30	1	17	—
Total liabilities	1	353	1	185	—

Net assets:
For contract liabilities	$55,754	$1,651,232	$61,881	$688,318	$2,974

Deferred contracts in the accumulation period:
Units owned by participants #	1,941	77,338	2,716	27,665	59
Highest contract charge unit fair value #*	$27.300000	$21.210000	$20.620000	$38.720000	$46.980000
Lowest contract charge unit fair value #*	$29.400000	$23.540000	$23.050000	$12.500000	$50.610000
Contract liability	$55,754	$1,651,232	$61,881	$688,318	$2,974

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Lord Abbett Dividend Growth Fund - Class A	Lord Abbett Dividend Growth Fund - Class P	Lord Abbett Fundamental Equity Fund - Class A	Lord Abbett Fundamental Equity Fund - Class P	Lord Abbett Growth Opportunities Fund - Class A
Assets:
Investments:
Number of shares	8,301	2,797	90,972	1,189	18,707
Cost	$142,535	$47,062	$1,164,279	$15,203	$412,259
Market Value	$187,528	$63,745	$1,370,943	$17,429	$474,224
Due to (from) Sponsor Company	$—	$—	$—	$1	$3
Receivable from fund shares sold	6	2	—	—	—
Purchase payments receivable	—	—	592	—	656
Total assets	187,534	63,747	1,371,535	17,430	474,883

Liabilities:
Payable for fund shares purchased	—	—	554	—	605
Redemptions Payable	6	2	38	—	51
Total liabilities	6	2	592	—	656

Net assets:
For contract liabilities	$187,528	$63,745	$1,370,943	$17,430	$474,227

Deferred contracts in the accumulation period:
Units owned by participants #	4,629	1,495	27,024	469	23,625
Highest contract charge unit fair value #*	$36.740000	$42.630000	$43.490000	$34.690000	$35.420000
Lowest contract charge unit fair value #*	$132.730000	$42.630000	$54.130000	$37.360000	$40.390000
Contract liability	$187,528	$63,745	$1,370,943	$17,430	$474,227

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Lord Abbett International Equity Fund - Class A	Lord Abbett Total Return Fund - Class A	Lord Abbett Value Opportunities Fund - Class A	Lord Abbett Value Opportunities Fund - Class P	LVIP American Century Balanced Fund - Standard Class II
Assets:
Investments:
Number of shares	24,888	830,864	116,931	26,968	81,570
Cost	$344,700	$8,171,753	$2,190,994	$495,551	$633,611
Market Value	$357,895	$7,178,668	$2,210,001	$490,009	$685,433
Due to (from) Sponsor Company	$3	$(7)	$(1)	$2	$—
Receivable from fund shares sold	—	—	—	10	13
Purchase payments receivable	377	802	208	—	—
Total assets	358,275	7,179,463	2,210,208	490,021	685,446

Liabilities:
Payable for fund shares purchased	372	786	153	—	—
Redemptions Payable	5	16	55	10	13
Total liabilities	377	802	208	10	13

Net assets:
For contract liabilities	$357,898	$7,178,661	$2,210,000	$490,011	$685,433

Deferred contracts in the accumulation period:
Units owned by participants #	26,656	401,716	75,401	21,298	23,638
Highest contract charge unit fair value #*	$11.960000	$14.580000	$32.430000	$21.630000	$29.000000
Lowest contract charge unit fair value #*	$13.910000	$18.140000	$11.460000	$24.010000	$29.000000
Contract liability	$357,898	$7,178,661	$2,210,000	$490,011	$685,433

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	LVIP American Century Disciplined Core Value Fund - Standard Class II	LVIP American Century Ultra Fund - Standard Class II	LVIP American Century Value Fund - Standard Class II	Macquarie Asset Strategy Fund - Class Y (8)	Macquarie Diversified Income Fund - Class A (2)
Assets:
Investments:
Number of shares	25,179	54,274	34,980	32,762	72,104
Cost	$213,663	$1,111,133	$372,602	$744,114	$572,366
Market Value	$215,655	$1,647,282	$427,765	$701,115	$544,387
Due to (from) Sponsor Company	$(7)	$—	$(31)	$6	$(1)
Receivable from fund shares sold	—	28	—	24	10
Purchase payments receivable	30	4	625	—	—
Total assets	215,678	1,647,314	428,359	701,145	544,396

Liabilities:
Payable for fund shares purchased	26	—	617	—	—
Redemptions Payable	4	32	8	24	10
Total liabilities	30	32	625	24	10

Net assets:
For contract liabilities	$215,648	$1,647,282	$427,734	$701,121	$544,386

Deferred contracts in the accumulation period:
Units owned by participants #	6,403	20,418	12,033	28,085	49,539
Highest contract charge unit fair value #*	$33.650000	$80.680000	$33.760000	$25.340000	$11.460000
Lowest contract charge unit fair value #*	$33.650000	$80.680000	$33.760000	$28.530000	$12.310000
Contract liability	$215,459	$1,647,282	$406,178	$701,121	$544,386

Deferred contracts in the annuity period:
Units owned by participants #	6	—	639	—	—
Highest contract charge unit fair value #*	$33.650000	$—	$33.760000	$—	$—
Lowest contract charge unit fair value #*	$33.650000	$—	$33.760000	$—	$—
Contract liability	$189	$—	$21,556	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

(8) Formerly, Delaware Ivy Asset Strategy Fund. Name changed to Macquarie Asset Strategy Fund effective December 31, 2024.
(2) Formerly, Delaware Diversified Income Fund. Name changed to Macquarie Diversified Income Fund effective December 31, 2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Macquarie Extended Duration Bond Fund - Class A (3)	Macquarie Large Cap Growth Fund - Class Y (6)	Macquarie Natural Resources Fund - Class Y (5)	Macquarie Science and Technology Fund - Class Y (7)	Macquarie Small Cap Growth Fund - Class Y (10)
Assets:
Investments:
Number of shares	3,479	17,269	57,111	32,084	34,611
Cost	$52,587	$447,664	$896,802	$2,042,532	$713,333
Market Value	$48,493	$655,523	$877,797	$1,955,500	$665,917
Due to (from) Sponsor Company	$3	$—	$1	$1	$4
Receivable from fund shares sold	1	—	—	—	490
Purchase payments receivable	—	65	145	263	—
Total assets	48,497	655,588	877,943	1,955,764	666,411

Liabilities:
Payable for fund shares purchased	—	50	109	181	—
Redemptions Payable	1	15	36	82	490
Total liabilities	1	65	145	263	490

Net assets:
For contract liabilities	$48,496	$655,523	$877,798	$1,955,501	$665,921

Deferred contracts in the accumulation period:
Units owned by participants #	3,466	9,920	112,584	28,940	28,168
Highest contract charge unit fair value #*	$13.030000	$69.580000	$8.850000	$73.580000	$21.400000
Lowest contract charge unit fair value #*	$14.000000	$64.000000	$7.820000	$83.990000	$23.880000
Contract liability	$48,496	$655,523	$877,798	$1,955,501	$665,921

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

(3) Formerly, Delaware Diversified Extended Duration Bond Fund. Name changed to Macquarie Extended Duration Bond Fund effective December 31, 2024.
(5) Formerly, Delaware Ivy Natural Resources Fund. Name changed to Macquarie Natural Resources Fund effective December 31, 2024.
(6) Formerly, Delaware Ivy Large Cap Growth Fund. Name changed to Macquarie Large Cap Growth Fund effective December 31, 2024.
(7) Formerly, Delaware Ivy Science & Technology Fund. Name changed to Macquarie Science and Technology Fund effective December 31, 2024.
(10) Formerly, Delaware Ivy Small Cap Growth Fund. Name changed to Macquarie Small Cap Growth Fund effective December 31, 2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Massachusetts Investors Growth Stock Fund - Class A	Massachusetts Investors Trust - Class R3	MassMutual 80/20 Allocation Fund - Class R4	MassMutual Blue Chip Growth Fund - Class R4	MassMutual Blue Chip Growth Fund - Class R5
Assets:
Investments:
Number of shares	60,447	26,305	147	3,217	1,946,409
Cost	$1,872,488	$890,897	$1,346	$61,917	$46,383,683
Market Value	$2,549,064	$928,031	$1,413	$61,960	$45,409,728
Due to (from) Sponsor Company	$5	$1	$—	$2	$600
Receivable from fund shares sold	15	3	—	—	—
Purchase payments receivable	—	134	—	—	28,264
Total assets	2,549,084	928,169	1,413	61,962	45,438,592

Liabilities:
Payable for fund shares purchased	—	—	—	—	28,264
Redemptions Payable	15	137	—	—	—
Total liabilities	15	137	—	—	28,264

Net assets:
For contract liabilities	$2,549,069	$928,032	$1,413	$61,962	$45,410,328

Deferred contracts in the accumulation period:
Units owned by participants #	43,726	11,095	72	2,240	1,810,368
Highest contract charge unit fair value #*	$57.150000	$73.860000	$19.640000	$43.720000	$25.080000
Lowest contract charge unit fair value #*	$55.490000	$90.010000	$19.640000	$19.260000	$25.080000
Contract liability	$2,549,069	$928,032	$1,413	$61,962	$45,410,328

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	MassMutual Core Bond Fund - Class R4	MassMutual Core Bond Fund - Class R5	MassMutual Equity Opportunities Fund - Class R5	MassMutual Global Fund - Class R5	MassMutual High Yield Fund - Class R5
Assets:
Investments:
Number of shares	9,704	359,379	136,482	17,055	293,835
Cost	$122,547	$3,859,285	$2,378,597	$191,577	$2,450,266
Market Value	$85,203	$3,241,602	$2,301,084	$165,941	$2,380,065
Due to (from) Sponsor Company	$(1)	$49	$—	$—	$59
Receivable from fund shares sold	1	—	—	—	—
Purchase payments receivable	—	—	—	—	—
Total assets	85,203	3,241,651	2,301,084	165,941	2,380,124

Liabilities:
Payable for fund shares purchased	—	—	—	—	—
Redemptions Payable	1	—	—	—	—
Total liabilities	1	—	—	—	—

Net assets:
For contract liabilities	$85,202	$3,241,651	$2,301,084	$165,941	$2,380,124

Deferred contracts in the accumulation period:
Units owned by participants #	8,779	331,609	125,049	8,830	174,334
Highest contract charge unit fair value #*	$9.700000	$9.780000	$18.400000	$18.790000	$13.650000
Lowest contract charge unit fair value #*	$9.720000	$9.780000	$18.400000	$18.790000	$13.650000
Contract liability	$85,202	$3,241,651	$2,301,084	$165,941	$2,380,124

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	MassMutual International Equity Fund - Class R4	MassMutual Mid Cap Growth Fund - Class R4	MassMutual Mid Cap Growth Fund - Class R5	MassMutual RetireSMART℠ by JPMorgan 2020 Fund - Class R4	MassMutual RetireSMART℠ by JPMorgan 2025 Fund - Class R4
Assets:
Investments:
Number of shares	560	12,354	73,873	20,835	134,875
Cost	$4,283	$201,169	$1,665,000	$226,576	$1,526,544
Market Value	$3,978	$163,570	$1,390,281	$223,356	$1,418,884
Due to (from) Sponsor Company	$—	$—	$—	$—	$—
Receivable from fund shares sold	—	3	—	4	26
Purchase payments receivable	—	—	—	—	—
Total assets	3,978	163,573	1,390,281	223,360	1,418,910

Liabilities:
Payable for fund shares purchased	—	—	—	—	—
Redemptions Payable	—	3	1	4	26
Total liabilities	—	3	1	4	26

Net assets:
For contract liabilities	$3,978	$163,570	$1,390,280	$223,356	$1,418,884

Deferred contracts in the accumulation period:
Units owned by participants #	394	6,293	78,903	17,891	91,285
Highest contract charge unit fair value #*	$10.110000	$26.060000	$17.620000	$13.880000	$15.050000
Lowest contract charge unit fair value #*	$10.110000	$13.240000	$17.620000	$10.760000	$17.200000
Contract liability	$3,978	$163,570	$1,390,280	$223,356	$1,418,884

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	MassMutual RetireSMART℠ by JPMorgan 2030 Fund - Class R4	MassMutual RetireSMART℠ by JPMorgan 2035 Fund - Class R4	MassMutual RetireSMART℠ by JPMorgan 2040 Fund - Class R4	MassMutual RetireSMART℠ by JPMorgan 2045 Fund - Class R4	MassMutual RetireSMART℠ by JPMorgan 2050 Fund - Class R4
Assets:
Investments:
Number of shares	119,405	204,778	278,553	173,810	91,087
Cost	$1,320,147	$2,335,344	$3,096,900	$1,953,446	$757,407
Market Value	$1,327,787	$2,213,651	$3,111,433	$1,840,648	$745,092
Due to (from) Sponsor Company	1	2	—	—	—
Receivable from fund shares sold	28	—	50	27	14
Purchase payments receivable	—	281	—	—	—
Total assets	1,327,816	2,213,934	3,111,483	1,840,675	745,106

Liabilities:
Payable for fund shares purchased	—	255	—	—	—
Redemptions Payable	28	26	50	27	14
Total liabilities	28	281	50	27	14

Net assets:
For contract liabilities	$1,327,788	$2,213,653	$3,111,433	$1,840,648	$745,092

Deferred contracts in the accumulation period:
Units owned by participants #	92,958	121,046	208,502	97,956	47,631
Highest contract charge unit fair value #*	$16.040000	$17.070000	$17.890000	$18.620000	$18.940000
Lowest contract charge unit fair value #*	$10.960000	$19.510000	$11.250000	$21.290000	$11.400000
Contract liability	$1,327,788	$2,213,653	$3,111,433	$1,840,648	$745,092

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	MassMutual RetireSMART℠ by JPMorgan 2055 Fund - Class R4	MassMutual RetireSMART℠ by JPMorgan in Retirement Fund - Class R4	MassMutual RetireSMART℠ by JPMorgan 2060 Fund - Class R4	MassMutual Select T. Rowe Price Retirement 2015 Fund - Class M3	MassMutual Select T. Rowe Price Retirement 2020 Fund - Class M3
Assets:
Investments:
Number of shares	53,351	35,252	17,051	3	12,356
Cost	$524,046	$377,364	$161,470	$50	$172,386
Market Value	$502,562	$347,938	$158,059	$49	$174,714
Due to (from) Sponsor Company	$—	$—	$—	$—	$—
Receivable from fund shares sold	11	2	2	—	5
Purchase payments receivable	—	—	1	—	—
Total assets	502,573	347,940	158,062	49	174,719

Liabilities:
Payable for fund shares purchased	—	—	—	—	—
Redemptions Payable	11	2	3	—	5
Total liabilities	11	2	3	—	5

Net assets:
For contract liabilities	$502,562	$347,938	$158,059	$49	$174,714

Deferred contracts in the accumulation period:
Units owned by participants #	28,808	24,377	10,922	4	13,198
Highest contract charge unit fair value #*	$19.000000	$12.920000	$17.520000	$12.790000	$13.240000
Lowest contract charge unit fair value #*	$11.380000	$14.770000	$11.400000	$12.790000	$13.240000
Contract liability	$502,562	$347,938	$158,059	$49	$174,714

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	MassMutual Select T. Rowe Price Retirement 2025 Fund - Class M3	MassMutual Select T. Rowe Price Retirement 2030 Fund - Class M3	MassMutual Select T. Rowe Price Retirement 2035 Fund - Class M3	MassMutual Select T. Rowe Price Retirement 2040 Fund - Class M3	MassMutual Select T. Rowe Price Retirement 2045 Fund - Class M3
Assets:
Investments:
Number of shares	444	28,737	16,262	10,512	1,037
Cost	$6,602	$419,199	$246,416	$161,736	$16,646
Market Value	$6,518	$438,521	$259,371	$162,513	$17,223
Due to (from) Sponsor Company	$(1)	$—	$1	$—	$—
Receivable from fund shares sold	—	—	—	—	—
Purchase payments receivable	—	740	317	716	60
Total assets	6,517	439,261	259,689	163,229	17,283

Liabilities:
Payable for fund shares purchased	—	725	309	711	59
Redemptions Payable	—	15	8	5	1
Total liabilities	—	740	317	716	60

Net assets:
For contract liabilities	$6,517	$438,521	$259,372	$162,513	$17,223

Deferred contracts in the accumulation period:
Units owned by participants #	461	31,366	17,816	10,792	1,124
Highest contract charge unit fair value #*	$14.150000	$13.930000	$14.460000	$14.950000	$15.310000
Lowest contract charge unit fair value #*	$14.150000	$14.660000	$15.210000	$15.740000	$15.520000
Contract liability	$6,517	$438,521	$259,372	$162,513	$17,223

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	MassMutual Select T. Rowe Price Retirement 2050 Fund - Class M3	MassMutual Select T. Rowe Price Retirement 2055 Fund - Class M3	MassMutual Select T. Rowe Price Retirement 2060 Fund - Class M3	MassMutual Small Cap Growth Equity Fund - Class R4	MassMutual Small Cap Opportunities Fund - Class R4
Assets:
Investments:
Number of shares	8,765	2,533	3,060	257,873	24,332
Cost	$137,118	$42,205	$52,945	$2,724,600	$401,954
Market Value	$141,911	$42,857	$55,727	$2,421,427	$403,184
Due to (from) Sponsor Company	$3	$2	$—	$2	$—
Receivable from fund shares sold	5	1	—	1	—
Purchase payments receivable	—	—	1,064	—	941
Total assets	141,919	42,860	56,791	2,421,430	404,125

Liabilities:
Payable for fund shares purchased	—	—	1,062	—	939
Redemptions Payable	5	1	2	1	2
Total liabilities	5	1	1,064	1	941

Net assets:
For contract liabilities	$141,914	$42,859	$55,727	$2,421,429	$403,184

Deferred contracts in the accumulation period:
Units owned by participants #	9,222	2,784	3,624	85,778	20,532
Highest contract charge unit fair value #*	$15.380000	$15.380000	$15.380000	$12.640000	$24.500000
Lowest contract charge unit fair value #*	$16.190000	$16.180000	$15.380000	$28.510000	$16.570000
Contract liability	$141,914	$42,859	$55,727	$2,421,429	$403,184

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	MassMutual Small Cap Opportunities Fund - Class R5	MassMutual Strategic Emerging Markets Fund - Class R4	MassMutual Total Return Bond Fund - Class R4	MFS® Core Equity Fund - Class A	MFS® Core Equity Fund - Class R3
Assets:
Investments:
Number of shares	37,023	1,361	4,658	50,088	830
Cost	$620,846	$16,013	$42,012	$1,622,696	$38,414
Market Value	$653,094	$13,256	$38,709	$2,531,423	$41,801
Due to (from) Sponsor Company	$—	$—	$—	$12	$(5)
Receivable from fund shares sold	—	—	1	25	1
Purchase payments receivable	28,004	—	—	—	—
Total assets	681,098	13,256	38,710	2,531,460	41,797

Liabilities:
Payable for fund shares purchased	28,004	—	—	—	—
Redemptions Payable	—	—	1	25	1
Total liabilities	28,004	—	1	25	1

Net assets:
For contract liabilities	$653,094	$13,256	$38,709	$2,531,435	$41,796

Deferred contracts in the accumulation period:
Units owned by participants #	28,055	1,125	3,875	74,100	659
Highest contract charge unit fair value #*	$23.280000	$12.000000	$9.990000	$42.580000	$63.410000
Lowest contract charge unit fair value #*	$23.280000	$9.740000	$9.990000	$33.870000	$68.540000
Contract liability	$653,094	$13,256	$38,709	$2,531,435	$41,796

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	MFS® Emerging Markets Debt Fund - Class R3	MFS® Government Securities Fund - Class R3	MFS® Growth Fund - Class R3	MFS® High Income Fund - Class A	MFS® High Yield Portfolio - Initial Class
Assets:
Investments:
Number of shares	7,826	468,791	5,497	161,638	2,325
Cost	$101,224	$4,425,998	$774,895	$538,333	$11,958
Market Value	$93,682	$3,965,975	$996,613	$497,844	$11,669
Due to (from) Sponsor Company	$—	$(4)	$(5)	$(21)	$1
Receivable from fund shares sold	—	—	23	12,058	—
Purchase payments receivable	22	1,720	—	—	—
Total assets	93,704	3,967,691	996,631	509,881	11,670

Liabilities:
Payable for fund shares purchased	20	1,692	—	—	—
Redemptions Payable	2	28	23	12,058	—
Total liabilities	22	1,720	23	12,058	—

Net assets:
For contract liabilities	$93,682	$3,965,971	$996,608	$497,823	$11,670

Deferred contracts in the accumulation period:
Units owned by participants #	6,492	310,892	16,982	28,568	773
Highest contract charge unit fair value #*	$15.100000	$10.840000	$55.500000	$27.280000	$15.100000
Lowest contract charge unit fair value #*	$10.760000	$13.350000	$61.410000	$14.130000	$15.100000
Contract liability	$93,682	$3,965,971	$996,608	$497,823	$11,670

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	MFS® International Growth Fund - Class R3	MFS® International Intrinsic Value Fund - Class R3	MFS® International New Discovery Fund - Class A	MFS® Massachusetts Investors Growth Stock Portfolio - Initial Class	MFS® Mid Cap Growth Fund - Class A
Assets:
Investments:
Number of shares	7,214	516,369	10,508	2,356	20,204
Cost	$261,423	$20,631,534	$314,971	$48,666	$334,070
Market Value	$293,844	$18,134,867	$300,319	$56,422	$575,206
Due to (from) Sponsor Company	$1	$(1)	$1	$1	$2
Receivable from fund shares sold	—	—	244	1	12
Purchase payments receivable	890	8,677	—	—	—
Total assets	294,735	18,143,543	300,564	56,424	575,220

Liabilities:
Payable for fund shares purchased	881	8,665	—	—	—
Redemptions Payable	9	12	244	1	12
Total liabilities	890	8,677	244	1	12

Net assets:
For contract liabilities	$293,845	$18,134,866	$300,320	$56,423	$575,208

Deferred contracts in the accumulation period:
Units owned by participants #	11,961	339,100	7,983	1,802	15,844
Highest contract charge unit fair value #*	$23.980000	$44.520000	$33.230000	$31.300000	$34.430000
Lowest contract charge unit fair value #*	$26.800000	$54.260000	$28.580000	$31.300000	$30.720000
Contract liability	$293,845	$18,134,866	$300,320	$56,423	$575,208

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	MFS® New Discovery Fund - Class R3	MFS® Research International Fund - Class R3	MFS® Technology Fund - Class R3	MFS® Total Return Bond Fund - Class R3	MFS® Total Return Fund - Class R3
Assets:
Investments:
Number of shares	171,905	128,624	6,094	79,387	171,618
Cost	$4,558,577	$2,507,164	$276,791	$793,774	$3,232,669
Market Value	$4,270,118	$2,847,731	$377,652	$744,647	$3,248,721
Due to (from) Sponsor Company	$5	$1	$5	$10	$1
Receivable from fund shares sold	—	—	7	—	—
Purchase payments receivable	66	5,215	—	996	3,263
Total assets	4,270,189	2,852,947	377,664	745,653	3,251,985

Liabilities:
Payable for fund shares purchased	64	4,845	—	982	3,204
Redemptions Payable	2	370	7	14	59
Total liabilities	66	5,215	7	996	3,263

Net assets:
For contract liabilities	$4,270,123	$2,847,732	$377,657	$744,657	$3,248,722

Deferred contracts in the accumulation period:
Units owned by participants #	139,826	202,883	2,167	50,784	170,980
Highest contract charge unit fair value #*	$25.750000	$13.120000	$158.820000	$14.770000	$24.890000
Lowest contract charge unit fair value #*	$30.630000	$16.160000	$183.120000	$17.460000	$26.760000
Contract liability	$4,270,123	$2,847,732	$377,657	$744,657	$3,248,722

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	MFS® Utilities Fund - Class A	MFS® Utilities Fund - Class R3	MFS® Value Fund - Class A	MFS® Value Fund - Class R3	MFS® VIT Utilities Series - Initial Class
Assets:
Investments:
Number of shares	80,515	96,321	135,012	108,402	2,556
Cost	$1,744,874	$2,083,440	$5,479,814	$4,645,349	$81,851
Market Value	$1,807,551	$2,160,480	$6,538,622	$5,220,658	$87,458
Due to (from) Sponsor Company	$1	$2	$8	$—	$(1)
Receivable from fund shares sold	27	—	23	—	2
Purchase payments receivable	—	122	—	3,689	—
Total assets	1,807,579	2,160,604	6,538,653	5,224,347	87,459

Liabilities:
Payable for fund shares purchased	—	81	—	3,441	—
Redemptions Payable	27	41	23	248	2
Total liabilities	27	122	23	3,689	2

Net assets:
For contract liabilities	$1,807,552	$2,160,482	$6,538,630	$5,220,658	$87,457

Deferred contracts in the accumulation period:
Units owned by participants #	74,747	72,014	136,671	159,252	2,394
Highest contract charge unit fair value #*	$61.840000	$32.640000	$45.910000	$28.570000	$36.530000
Lowest contract charge unit fair value #*	$18.230000	$29.690000	$61.110000	$35.630000	$36.530000
Contract liability	$1,807,552	$2,160,482	$6,538,630	$5,220,658	$87,457

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	MM S&P 500® Index Fund - Class R4	MSIF Global Opportunity Portfolio - Class A	Neuberger Berman Sustainable Equity Fund - Class A	Neuberger Berman Sustainable Equity Fund - Trust Class	NexPoint Merger Arbitrage Fund - Class A
Assets:
Investments:
Number of shares	77,528	5,837	34,923	7,096	2,338
Cost	$1,185,990	$154,168	$1,522,067	$276,659	$45,682
Market Value	$1,049,731	$189,759	$1,698,327	$345,861	$45,223
Due to (from) Sponsor Company	$—	$—	$6	$(1)	$4
Receivable from fund shares sold	25	—	—	2	—
Purchase payments receivable	—	24	3,860	—	25
Total assets	1,049,756	189,783	1,702,193	345,862	45,252

Liabilities:
Payable for fund shares purchased	—	19	3,466	—	24
Redemptions Payable	25	5	394	2	1
Total liabilities	25	24	3,860	2	25

Net assets:
For contract liabilities	$1,049,731	$189,759	$1,698,333	$345,860	$45,227

Deferred contracts in the accumulation period:
Units owned by participants #	32,248	6,058	32,145	4,604	4,102
Highest contract charge unit fair value #*	$31.300000	$30.430000	$48.270000	$48.020000	$11.070000
Lowest contract charge unit fair value #*	$33.900000	$32.600000	$55.170000	$93.950000	$19.340000
Contract liability	$1,049,731	$189,759	$1,698,333	$345,860	$45,227

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	North Square Spectrum Alpha Fund - Class A	Nuveen Bond Index Fund - Retirement Class (16)	Nuveen Equity Index Fund - Retirement Class (17)	Nuveen International Value Fund - Class A	Nuveen Large Cap Growth Index Fund - Retirement Class (15)
Assets:
Investments:
Number of shares	9,494	57,171	162,956	2,438	66,915
Cost	$100,909	$566,856	$4,310,396	$60,940	$2,680,025
Market Value	$78,327	$542,552	$6,795,254	$67,560	$4,523,421
Due to (from) Sponsor Company	$1	$(5)	$(2)	$1	$7
Receivable from fund shares sold	—	—	—	—	—
Purchase payments receivable	14	1,832	6,590	94	559
Total assets	78,342	544,379	6,801,842	67,655	4,523,987

Liabilities:
Payable for fund shares purchased	12	1,825	6,560	93	547
Redemptions Payable	2	7	30	1	12
Total liabilities	14	1,832	6,590	94	559

Net assets:
For contract liabilities	$78,328	$542,547	$6,795,252	$67,561	$4,523,428

Deferred contracts in the accumulation period:
Units owned by participants #	4,061	49,066	130,392	5,025	59,951
Highest contract charge unit fair value #*	$19.040000	$10.020000	$45.270000	$12.790000	$65.070000
Lowest contract charge unit fair value #*	$20.240000	$11.260000	$53.240000	$14.200000	$76.520000
Contract liability	$78,328	$542,547	$6,795,252	$67,561	$4,523,428

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

(15) Formerly, TIAA-CREF Large Cap Growth Index Fund. Name change to Nuveen Large Cap Growth Index Fund effective May 1, 2024.
(16) Formerly, TIAA-CREF Bond Index Fund. Name change to Nuveen Bond Index Fund effective May 1, 2024.
(17) Formerly, TIAA-CREF Equity Index Fund. Name change to Nuveen Equity Index Fund effective May 1, 2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Nuveen Large Cap Value Index Fund - Retirement Class (14)	Nuveen Mid Cap Growth Opportunities Fund - Class A	Nuveen Small Cap Select Fund - Class A	PGIM Jennison Focused Growth Fund - Class A	PGIM Jennison Mid-Cap Growth Fund - Class A
Assets:
Investments:
Number of shares	152,575	4,350	2,073	7,101	43,628
Cost	$3,117,547	$120,213	$18,168	$147,727	$870,974
Market Value	$3,992,892	$114,534	$21,809	$189,605	$654,427
Due to (from) Sponsor Company	$(3)	$2	$—	$1	$6
Receivable from fund shares sold	—	—	1	6	—
Purchase payments receivable	809	15	—	—	3,298
Total assets	3,993,698	114,551	21,810	189,612	657,731

Liabilities:
Payable for fund shares purchased	802	11	—	—	3,280
Redemptions Payable	7	4	1	6	18
Total liabilities	809	15	1	6	3,298

Net assets:
For contract liabilities	$3,992,889	$114,536	$21,809	$189,606	$654,433

Deferred contracts in the accumulation period:
Units owned by participants #	108,886	2,854	919	15,468	9,509
Highest contract charge unit fair value #*	$31.500000	$38.690000	$38.020000	$12.180000	$65.850000
Lowest contract charge unit fair value #*	$37.040000	$43.240000	$40.940000	$12.540000	$75.930000
Contract liability	$3,992,889	$114,536	$21,809	$189,606	$654,433

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

(14) Formerly, TIAA-CREF Large Cap Value Index Fund. Name change to Nuveen Large Cap Value Index Fund effective May 1, 2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	PGIM Jennison Natural Resources Fund - Class A	PIMCO Emerging Markets Bond Fund - Class A	PIMCO Real Return Fund - Admin Class	PIMCO Real Return Fund - Class A	PIMCO Total Return ESG Fund - Admin Class
Assets:
Investments:
Number of shares	274	42,496	226,285	471,807	437,686
Cost	$12,775	$416,560	$2,549,703	$5,123,243	$3,803,157
Market Value	$13,939	$359,088	$2,256,059	$4,703,918	$3,304,526
Due to (from) Sponsor Company	$—	$(5)	$2	$(11)	$46
Receivable from fund shares sold	—	8	—	—	1
Purchase payments receivable	—	—	—	3,231	—
Total assets	13,939	359,091	2,256,061	4,707,138	3,304,573

Liabilities:
Payable for fund shares purchased	—	—	—	2,878	—
Redemptions Payable	—	8	—	353	1
Total liabilities	—	8	—	3,231	1

Net assets:
For contract liabilities	$13,939	$359,083	$2,256,061	$4,703,907	$3,304,572

Deferred contracts in the accumulation period:
Units owned by participants #	1,268	19,419	150,647	298,481	267,069
Highest contract charge unit fair value #*	$10.350000	$18.480000	$14.980000	$15.290000	$10.530000
Lowest contract charge unit fair value #*	$11.120000	$18.700000	$14.980000	$17.760000	$12.380000
Contract liability	$13,939	$359,083	$2,256,061	$4,703,907	$3,304,572

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	PIMCO Total Return Fund - Admin Class	PIMCO Total Return Fund - Class A	Pioneer Disciplined Value Fund - Class A	Pioneer Equity Income Fund - Class A	Pioneer Fund - Class A
Assets:
Investments:
Number of shares	134,031	1,022,116	17,688	2,154	19,100
Cost	$1,407,616	$9,922,741	$260,566	$71,246	$658,681
Market Value	$1,136,582	$8,667,545	$259,839	$52,020	$751,578
Due to (from) Sponsor Company	$(3)	$(16)	$1	$—	$1
Receivable from fund shares sold	—	—	—	2	—
Purchase payments receivable	—	5,887	22	—	519
Total assets	1,136,579	8,673,416	259,862	52,022	752,098

Liabilities:
Payable for fund shares purchased	—	4,845	16	—	497
Redemptions Payable	—	1,042	6	2	22
Total liabilities	—	5,887	22	2	519

Net assets:
For contract liabilities	$1,136,579	$8,667,529	$259,840	$52,020	$751,579

Deferred contracts in the accumulation period:
Units owned by participants #	77,384	544,305	8,019	962	15,397
Highest contract charge unit fair value #*	$14.690000	$15.280000	$30.510000	$54.100000	$48.180000
Lowest contract charge unit fair value #*	$14.690000	$18.410000	$32.860000	$54.100000	$42.290000
Contract liability	$1,136,579	$8,667,529	$259,840	$52,020	$751,579

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Pioneer Fundamental Growth Fund - Class A	Pioneer Global Sustainable Equity Fund - Class A	Pioneer High Yield Fund - Class A	Pioneer Mid Cap Value Fund - Class A	Pioneer Select Mid Cap Growth Fund - Class A
Assets:
Investments:
Number of shares	828	79,412	86,661	41,600	2,435
Cost	$24,311	$1,322,114	$797,158	$980,678	$107,545
Market Value	$28,578	$1,447,675	$755,683	$975,106	$114,486
Due to (from) Sponsor Company	$1	$—	$(11)	$(1)	$2
Receivable from fund shares sold	—	—	—	—	—
Purchase payments receivable	8	393	23	605	6
Total assets	28,587	1,448,068	755,695	975,710	114,494

Liabilities:
Payable for fund shares purchased	8	361	11	508	3
Redemptions Payable	—	32	12	97	3
Total liabilities	8	393	23	605	6

Net assets:
For contract liabilities	$28,579	$1,447,675	$755,672	$975,105	$114,488

Deferred contracts in the accumulation period:
Units owned by participants #	625	83,839	34,202	38,609	2,416
Highest contract charge unit fair value #*	$43.510000	$16.750000	$21.370000	$28.070000	$44.990000
Lowest contract charge unit fair value #*	$46.740000	$17.870000	$21.600000	$29.880000	$50.490000
Contract liability	$28,579	$1,447,675	$755,672	$975,105	$114,488

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Pioneer Strategic Income Fund - Class A	Putnam Core Equity Fund - Class A	Putnam High Yield Fund - Class A	Putnam International Capital Opportunities Fund - Class A	Putnam International Equity Fund - Class A
Assets:
Investments:
Number of shares	490,457	11,413	127,438	4,350	468
Cost	$4,976,907	$400,128	$709,593	$165,902	$11,345
Market Value	$4,605,393	$488,949	$672,871	$168,697	$11,549
Due to (from) Sponsor Company	$(1)	$—	$2	$3	$(1)
Receivable from fund shares sold	—	14	—	4	—
Purchase payments receivable	1,725	—	1,988	—	—
Total assets	4,607,117	488,963	674,861	168,704	11,548

Liabilities:
Payable for fund shares purchased	1,681	—	1,916	—	—
Redemptions Payable	44	14	72	4	—
Total liabilities	1,725	14	1,988	4	—

Net assets:
For contract liabilities	$4,605,392	$488,949	$672,873	$168,700	$11,548

Deferred contracts in the accumulation period:
Units owned by participants #	234,593	36,661	29,967	12,379	907
Highest contract charge unit fair value #*	$17.970000	$13.340000	$22.010000	$13.050000	$15.490000
Lowest contract charge unit fair value #*	$21.180000	$13.340000	$23.140000	$14.890000	$12.710000
Contract liability	$4,605,392	$488,949	$672,873	$168,700	$11,548

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Putnam Large Cap Growth Fund - Class A	Putnam Large Cap Value Fund - Class A	Putnam Small Cap Growth Fund - Class A	Putnam Sustainable Leaders Fund - Class A	Putnam VT Emerging Markets Equity Fund - Class IB
Assets:
Investments:
Number of shares	58	78,989	3,511	66	3,722
Cost	$2,340	$2,348,089	$192,140	$7,078	$73,239
Market Value	$3,997	$2,722,767	$258,168	$8,111	$71,532
Due to (from) Sponsor Company	$8	$—	$4	$(18)	$—
Receivable from fund shares sold	—	—	5	—	1
Purchase payments receivable	—	330	—	—	—
Total assets	4,005	2,723,097	258,177	8,093	71,533

Liabilities:
Payable for fund shares purchased	—	163	—	—	—
Redemptions Payable	—	167	5	—	1
Total liabilities	—	330	5	—	1

Net assets:
For contract liabilities	$4,005	$2,722,767	$258,172	$8,093	$71,532

Deferred contracts in the accumulation period:
Units owned by participants #	100	72,997	5,452	145	4,305
Highest contract charge unit fair value #*	$39.980000	$46.520000	$43.700000	$54.430000	$16.620000
Lowest contract charge unit fair value #*	$39.980000	$34.470000	$50.140000	$50.500000	$16.620000
Contract liability	$4,005	$2,722,767	$258,172	$8,093	$71,530

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$17
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$17
Contract liability	$—	$—	$—	$—	$2

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Putnam VT Focused International Equity Fund - Class IB	Putnam VT High Yield Fund - Class IB	Putnam VT Small Cap Value Fund - Class IB	Putnam VT Sustainable Leaders Fund - Class IB	Royce Small-Cap Total Return Fund - Service Class
Assets:
Investments:
Number of shares	521	28,714	13,362	11,510	112,274
Cost	$7,871	$179,118	$156,522	$372,142	$1,006,991
Market Value	$7,550	$161,947	$153,260	$555,930	$888,087
Due to (from) Sponsor Company	$1	$—	$1	$(1)	$—
Receivable from fund shares sold	—	3	3	10	2,188
Purchase payments receivable	—	—	—	—	—
Total assets	7,551	161,950	153,264	555,939	890,275

Liabilities:
Payable for fund shares purchased	—	—	—	—	—
Redemptions Payable	—	3	3	10	2,188
Total liabilities	—	3	3	10	2,188

Net assets:
For contract liabilities	$7,551	$161,947	$153,261	$555,929	$888,087

Deferred contracts in the accumulation period:
Units owned by participants #	337	6,925	4,514	8,666	56,220
Highest contract charge unit fair value #*	$22.410000	$23.390000	$29.550000	$64.050000	$15.310000
Lowest contract charge unit fair value #*	$22.410000	$23.390000	$45.200000	$70.100000	$16.270000
Contract liability	$7,551	$161,947	$135,415	$555,923	$888,087

Deferred contracts in the annuity period:
Units owned by participants #	—	—	604	—	—
Highest contract charge unit fair value #*	$—	$—	$30	$64	$—
Lowest contract charge unit fair value #*	$—	$—	$30	$64	$—
Contract liability	$—	$—	$17,846	$6	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Royce Small-Cap Value Fund - Service Class	Royce Smaller-Companies Growth Fund - Service Class	Russell Investments LifePoints® Balanced Strategy Fund - Class R1	Russell Investments LifePoints® Conservative Strategy Fund - Class R1	Russell Investments LifePoints® Equity Growth Strategy Fund - Class R1
Assets:
Investments:
Number of shares	13,858	62,095	6,326	930	1
Cost	$132,584	$580,255	$70,378	$9,279	$23
Market Value	$138,722	$471,919	$69,520	$8,181	$22
Due to (from) Sponsor Company	$—	$7	$3	$4	$(1)
Receivable from fund shares sold	1	19	2	—	—
Purchase payments receivable	3	—	—	—	—
Total assets	138,726	471,945	69,525	8,185	21

Liabilities:
Payable for fund shares purchased	—	—	—	—	—
Redemptions Payable	4	19	2	—	—
Total liabilities	4	19	2	—	—

Net assets:
For contract liabilities	$138,722	$471,926	$69,523	$8,185	$21

Deferred contracts in the accumulation period:
Units owned by participants #	9,837	12,309	7,177	836	2
Highest contract charge unit fair value #*	$14.070000	$34.470000	$9.680000	$9.780000	$9.610000
Lowest contract charge unit fair value #*	$14.550000	$43.960000	$9.690000	$9.790000	$9.610000
Contract liability	$138,722	$471,926	$69,523	$8,185	$21

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Russell Investments LifePoints® Growth Strategy Fund - Class R1	Russell Investments LifePoints® Moderate Strategy Fund - Class R1	State Street S&P 500 Index Fund - Class N	T. Rowe Price Equity Income Fund - Class R	T. Rowe Price Growth Stock Fund - Class R
Assets:
Investments:
Number of shares	4,165	990	14,837	33,233	49,781
Cost	$50,391	$9,968	$3,376,685	$1,073,028	$3,597,183
Market Value	$53,475	$9,518	$3,818,258	$1,143,212	$4,736,145
Due to (from) Sponsor Company	$—	$1	$17	$3	$(3)
Receivable from fund shares sold	2	—	461	—	—
Purchase payments receivable	—	—	90	362	4,553
Total assets	53,477	9,519	3,818,826	1,143,577	4,740,695

Liabilities:
Payable for fund shares purchased	—	—	—	335	4,414
Redemptions Payable	2	—	551	27	139
Total liabilities	2	—	551	362	4,553

Net assets:
For contract liabilities	$53,475	$9,519	$3,818,275	$1,143,215	$4,736,142

Deferred contracts in the accumulation period:
Units owned by participants #	5,545	978	61,443	45,202	97,797
Highest contract charge unit fair value #*	$9.640000	$9.730000	$53.640000	$23.790000	$47.230000
Lowest contract charge unit fair value #*	$9.650000	$9.740000	$68.410000	$27.880000	$55.350000
Contract liability	$53,475	$9,519	$3,818,275	$1,143,215	$4,736,142

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	T. Rowe Price Retirement 2010 Fund - R Class	T. Rowe Price Retirement 2020 Fund - R Class	T. Rowe Price Retirement 2030 Fund - R Class	T. Rowe Price Retirement 2035 Fund - R Class	T. Rowe Price Retirement 2040 Fund - R Class
Assets:
Investments:
Number of shares	33,955	413,667	715,162	754	412,023
Cost	$560,381	$8,180,927	$17,245,388	$14,841	$10,987,663
Market Value	$506,274	$7,483,232	$17,814,675	$15,463	$12,278,277
Due to (from) Sponsor Company	$2	$(2)	$3	$1	$1
Receivable from fund shares sold	—	127	84,279	—	3,108
Purchase payments receivable	1,840	11	6,605	—	2,499
Total assets	508,116	7,483,368	17,905,562	15,464	12,283,885

Liabilities:
Payable for fund shares purchased	1,827	—	—	—	—
Redemptions Payable	13	138	90,884	—	5,607
Total liabilities	1,840	138	90,884	—	5,607

Net assets:
For contract liabilities	$506,276	$7,483,230	$17,814,678	$15,464	$12,278,278

Deferred contracts in the accumulation period:
Units owned by participants #	26,433	326,172	679,262	783	419,404
Highest contract charge unit fair value #*	$18.210000	$20.860000	$23.940000	$18.960000	$26.920000
Lowest contract charge unit fair value #*	$22.430000	$25.700000	$29.480000	$19.820000	$33.150000
Contract liability	$506,276	$7,483,230	$17,814,678	$15,464	$12,278,278

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	T. Rowe Price Retirement 2045 Fund - R Class	T. Rowe Price Retirement 2050 Fund - R Class	T. Rowe Price Retirement 2055 Fund - R Class	T. Rowe Price Retirement 2060 Fund - R Class	T. Rowe Price Retirement 2065 Fund - R Class
Assets:
Investments:
Number of shares	5,077	524,480	800	14,588	425
Cost	$101,603	$8,356,221	$15,037	$215,001	$5,340
Market Value	$109,812	$9,650,438	$15,576	$237,343	$5,421
Due to (from) Sponsor Company	$—	$—	$—	$3	$—
Receivable from fund shares sold	3	—	—	5	—
Purchase payments receivable	—	2,995	—	—	—
Total assets	109,815	9,653,433	15,576	237,351	5,421

Liabilities:
Payable for fund shares purchased	—	2,806	—	—	—
Redemptions Payable	3	189	—	5	—
Total liabilities	3	2,995	—	5	—

Net assets:
For contract liabilities	$109,812	$9,650,438	$15,576	$237,346	$5,421

Deferred contracts in the accumulation period:
Units owned by participants #	5,268	317,350	738	11,060	434
Highest contract charge unit fair value #*	$20.510000	$27.860000	$20.590000	$20.570000	$12.500000
Lowest contract charge unit fair value #*	$21.440000	$34.310000	$21.520000	$21.980000	$12.500000
Contract liability	$109,812	$9,650,438	$15,576	$237,346	$5,421

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	T. Rowe Price Retirement Balanced Fund - R Class	Templeton Developing Markets Trust - Class A	Templeton Foreign Fund - Class A	Templeton Global Bond Fund - Class A	Templeton Growth Fund, Inc. - Class A
Assets:
Investments:
Number of shares	46,327	37,307	466,695	347,474	55,129
Cost	$664,154	$726,945	$3,380,187	$3,418,615	$1,296,879
Market Value	$613,367	$700,258	$3,570,217	$2,255,103	$1,443,276
Due to (from) Sponsor Company	1	7	1	(1)	3
Receivable from fund shares sold	—	—	—	—	255
Purchase payments receivable	700	389	1,614	121	552
Total assets	614,068	700,654	3,571,832	2,255,223	1,444,086

Liabilities:
Payable for fund shares purchased	684	376	1,581	90	—
Redemptions Payable	16	13	33	31	807
Total liabilities	700	389	1,614	121	807

Net assets:
For contract liabilities	$613,368	$700,265	$3,570,218	$2,255,102	$1,443,279

Deferred contracts in the accumulation period:
Units owned by participants #	33,916	52,822	145,263	168,393	75,878
Highest contract charge unit fair value #*	$17.170000	$16.430000	$23.400000	$12.820000	$20.940000
Lowest contract charge unit fair value #*	$19.950000	$13.430000	$10.290000	$14.340000	$52.540000
Contract liability	$613,368	$700,265	$3,570,218	$2,255,102	$1,443,279

Deferred contracts in the annuity period:
Units owned by participants #	$—	$—	$—	$—	$—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—
# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Thornburg International Equity Fund - Class R3	Thornburg International Equity Fund - Class R4	Thornburg Small/Mid Cap Core Fund - Class R3	Thornburg Small/Mid Cap Core Fund - Class R4	Thornburg Small/Mid Cap Growth Fund - Class R3
Assets:
Investments:
Number of shares	63,474	16,871	4,144	544	11,842
Cost	$1,582,960	$417,244	$262,851	$38,266	$365,249
Market Value	$1,584,947	$416,702	$328,087	$43,842	$360,470
Due to (from) Sponsor Company	2	—	(6)	(20)	8
Receivable from fund shares sold	—	—	5	1	—
Purchase payments receivable	238	24	1	—	44
Total assets	1,585,187	416,726	328,087	43,823	360,522

Liabilities:
Payable for fund shares purchased	203	11	—	—	38
Redemptions Payable	35	13	6	1	6
Total liabilities	238	24	6	1	44

Net assets:
For contract liabilities	$1,584,949	$416,702	$328,081	$43,822	$360,478

Deferred contracts in the accumulation period:
Units owned by participants #	83,483	13,198	11,021	750	12,601
Highest contract charge unit fair value #*	$21.280000	$31.020000	$31.130000	$55.710000	$28.980000
Lowest contract charge unit fair value #*	$19.420000	$37.800000	$29.330000	$64.240000	$25.860000
Contract liability	$1,584,949	$416,702	$328,081	$43,822	$360,478

Deferred contracts in the annuity period:
Units owned by participants #	$—	$—	$—	$—	$—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—
# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Thornburg Small/Mid Cap Growth Fund - Class R4	Timothy Plan Large/Mid-Cap Value Fund - Class A	UBS Global Allocation Fund - Class A	Vanguard 500 Index Fund - Admiral Shares	Vanguard Mid-Cap Index Fund - Admiral Shares
Assets:
Investments:
Number of shares	4,242	13,609	1,462	15,166	7,383
Cost	$133,712	$266,945	$17,244	$3,962,063	$1,231,648
Market Value	$132,485	$307,163	$16,517	$8,231,384	$2,413,375
Due to (from) Sponsor Company	(3)	1	3	(2)	1
Receivable from fund shares sold	3	7	—	—	—
Purchase payments receivable	0	0	0	0	0
Total assets	132,485	307,171	16,520	8,231,382	2,413,376

Liabilities:
Payable for fund shares purchased	—	—	—	—	—
Redemptions Payable	3	7	0	0	0
Total liabilities	3	7	—	—	—

Net assets:
For contract liabilities	$132,482	$307,164	$16,520	$8,231,382	$2,413,376

Deferred contracts in the accumulation period:
Units owned by participants #	2,296	7,481	989	233,091	93,115
Highest contract charge unit fair value #*	$53.150000	$38.580000	$17.000000	$35.310000	$25.920000
Lowest contract charge unit fair value #*	$61.290000	$46.440000	$16.350000	$35.310000	$25.920000
Contract liability	$132,482	$307,164	$16,520	$8,231,382	$2,413,376

Deferred contracts in the annuity period:
Units owned by participants #	$—	$—	$—	$—	$—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—
# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Vanguard Small-Cap Index Fund - Admiral Shares	Vanguard Total Bond Market Index Fund - Admiral Shares	Victory Diversified Stock Fund - Class A	Victory Munder Mid-Cap Core Growth Fund - Class A	Victory RS Value Fund - Class A
Assets:
Investments:
Number of shares	29,529	81,423	22,480	107,635	63,985
Cost	$1,725,865	$871,453	$441,963	$1,440,698	$1,717,149
Market Value	$3,400,601	$771,887	$489,829	$889,068	$1,594,496
Due to (from) Sponsor Company	$(1)	$(2)	$4	$1	$—
Receivable from fund shares sold	—	—	476	—	—
Purchase payments receivable	—	—	—	422	—
Total assets	3,400,600	771,885	490,309	889,491	1,594,496

Liabilities:
Payable for fund shares purchased	—	—	—	408	—
Redemptions Payable	—	—	476	14	—
Total liabilities	—	—	476	422	—

Net assets:
For contract liabilities	$3,400,600	$771,885	$489,833	$889,069	$1,594,496

Deferred contracts in the accumulation period:
Units owned by participants #	138,995	66,171	11,732	21,050	76,099
Highest contract charge unit fair value #*	$24.470000	$11.670000	$48.010000	$35.340000	$20.950000
Lowest contract charge unit fair value #*	$24.470000	$11.670000	$21.790000	$99.200000	$20.950000
Contract liability	$3,400,600	$771,885	$489,833	$889,069	$1,594,496

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Victory Special Value Fund - Class A	Victory Sycamore Established Value Fund - Class A	Victory Sycamore Established Value Fund - Class I	Victory Sycamore Small Company Opportunity Fund - Class A	Virtus Ceredex Large-Cap Value Equity Fund - Class A
Assets:
Investments:
Number of shares	44,838	18,608	163,653	43,611	93
Cost	$1,202,321	$787,904	$8,036,920	$1,964,895	$1,152
Market Value	$1,399,829	$854,663	$7,521,509	$2,024,874	$893
Due to (from) Sponsor Company	$4	$—	$1	$4	$—
Receivable from fund shares sold	—	15	—	—	—
Purchase payments receivable	420	—	42	1,079	—
Total assets	1,400,253	854,678	7,521,552	2,025,957	893

Liabilities:
Payable for fund shares purchased	385	—	42	739	—
Redemptions Payable	35	15	—	340	—
Total liabilities	420	15	42	1,079	—

Net assets:
For contract liabilities	$1,399,833	$854,663	$7,521,510	$2,024,878	$893

Deferred contracts in the accumulation period:
Units owned by participants #	35,337	10,010	327,741	64,698	31
Highest contract charge unit fair value #*	$38.260000	$77.600000	$22.950000	$35.620000	$28.400000
Lowest contract charge unit fair value #*	$48.340000	$94.560000	$22.950000	$43.870000	$28.400000
Contract liability	$1,399,833	$854,663	$7,521,510	$2,024,878	$893

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Assets and Liabilities
December 31, 2024

	Sub-Account
	Virtus Ceredex Mid-Cap Value Equity Fund - Class A	Virtus Ceredex Small-Cap Value Equity Fund - Class A	Virtus Duff & Phelps Water Fund - Institutional Class	Virtus NFJ Dividend Value Fund - Class A	Virtus NFJ Small-Cap Value Fund - Class A
Assets:
Investments:
Number of shares	34,743	41,641	60,342	149,423	75,463
Cost	$422,579	$360,806	$1,155,513	$1,722,803	$1,191,008
Market Value	$406,499	$278,576	$1,115,716	$1,546,524	$903,287
Due to (from) Sponsor Company	$—	$(1)	$—	$4	$1
Receivable from fund shares sold	45	7	—	—	—
Purchase payments receivable	—	—	—	785	991
Total assets	406,544	278,582	1,115,716	1,547,313	904,279

Liabilities:
Payable for fund shares purchased	—	—	—	742	973
Redemptions Payable	45	7	—	43	18
Total liabilities	45	7	—	785	991

Net assets:
For contract liabilities	$406,499	$278,575	$1,115,716	$1,546,528	$903,288

Deferred contracts in the accumulation period:
Units owned by participants #	5,962	4,830	69,762	70,289	37,811
Highest contract charge unit fair value #*	$63.610000	$54.640000	$15.990000	$21.200000	$21.990000
Lowest contract charge unit fair value #*	$77.520000	$61.520000	$15.990000	$24.630000	$25.550000
Contract liability	$406,499	$278,575	$1,115,716	$1,546,528	$903,288

Deferred contracts in the annuity period:
Units owned by participants #	—	—	—	—	—
Highest contract charge unit fair value #*	$—	$—	$—	$—	$—
Lowest contract charge unit fair value #*	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	AB Discovery Growth Fund - Class A	AB Discovery Value Fund - Class A	AB Global Bond Fund - Class A	AB Global Risk Allocation Fund - Class A	AB Growth Fund - Class A
Investment income:
Dividends	$—	$2,900	$428	$2,613	$—

Expenses:
Mortality and expense risk charges	(760)	(4,950)	(145)	(1,503)	(341)
Total Expenses	(760)	(4,950)	(145)	(1,503)	(341)
Net Investment income (loss)	(760)	(2,050)	283	1,110	(341)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	1,191	4,921	(4,105)	(1,320)	1,362
Net realized gain distributions	—	69,938	—	17,608	9,232
Change in net unrealized appreciation (depreciation) on investments	14,898	(26,134)	3,704	(7,818)	1,449
Net gain (loss) on investments	16,089	48,725	(401)	8,470	12,043
Net increase (decrease) in net assets resulting from operations	$15,329	$46,675	$(118)	$9,580	$11,702

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	AB High Income Fund - Class A	AB International Value Fund - Class A	AB Large Cap Value Fund - Class A (29)	AB Relative Value Fund - Class A	AB Sustainable Global Thematic Fund - Advisor Class
Investment income:
Dividends	$28,183	$59,120	$366	$284	$—

Expenses:
Mortality and expense risk charges	(3,183)	(5,841)	(439)	(183)	—
Total Expenses	(3,183)	(5,841)	(439)	(183)	—
Net Investment income (loss)	25,000	53,279	(73)	101	—

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(8,039)	21,193	743	2,061	11,948
Net realized gain distributions	—	—	3,700	2,700	146,234
Change in net unrealized appreciation (depreciation) on investments	12,516	(41,714)	172	(1,749)	(25,445)
Net gain (loss) on investments	4,477	(20,521)	4,615	3,012	132,737
Net increase (decrease) in net assets resulting from operations	$29,477	$32,758	$4,542	$3,113	$132,737

(29) Formerly, AB Value Fund. Name changed to AB Large Cap Value Fund effective October 1, 2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	AB Sustainable International Thematic Fund - Class A	Alger Capital Appreciation Institutional Fund - Class I	Alger Mid Cap Growth Institutional Fund - Class I	Alger Small Cap Growth Institutional Fund - Class I	Allspring Asset Allocation Fund - Class A
Investment income:
Dividends	$—	$—	$—	$—	$3,598

Expenses:
Mortality and expense risk charges	(2,665)	(40,495)	(10,644)	(1,795)	(987)
Total Expenses	(2,665)	(40,495)	(10,644)	(1,795)	(987)
Net Investment income (loss)	(2,665)	(40,495)	(10,644)	(1,795)	2,611

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	24,140	158,453	(76,247)	(18,022)	1,061
Net realized gain distributions	—	740,857	—	3,229	6,764
Change in net unrealized appreciation (depreciation) on investments	(18,976)	1,349,391	365,566	34,482	(159)
Net gain (loss) on investments	5,164	2,248,701	289,319	19,689	7,666
Net increase (decrease) in net assets resulting from operations	$2,499	$2,208,206	$278,675	$17,894	$10,277

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	Allspring Core Bond Fund - Class A	Allspring Emerging Markets Equity Fund - Class A	Allspring International Equity Fund - Class A	Allspring Utility and Telecommunications Fund - Class A	American Century Investments® Diversified Bond Fund - Class A
Investment income:
Dividends	$2,215	$10,478	$599	$435	$6,604

Expenses:
Mortality and expense risk charges	(560)	(10,239)	(155)	(214)	(1,982)
Total Expenses	(560)	(10,239)	(155)	(214)	(1,982)
Net Investment income (loss)	1,655	239	444	221	4,622

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(587)	14,458	155	(90)	(3,875)
Net realized gain distributions	—	—	—	620	—
Change in net unrealized appreciation (depreciation) on investments	(780)	13,536	(749)	2,327	(1,213)
Net gain (loss) on investments	(1,367)	27,994	(594)	2,857	(5,088)
Net increase (decrease) in net assets resulting from operations	$288	$28,233	$(150)	$3,078	$(466)

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	American Century Investments® Equity Growth Fund - Class A	American Century Investments® Equity Income Fund - Class A	American Century Investments® Equity Income Fund - Investor Class	American Century Investments® Focused Large Cap Value Fund - Class A	American Century Investments® Growth Fund - Class A
Investment income:
Dividends	$281	$48,833	$516,770	$781	$—

Expenses:
Mortality and expense risk charges	(791)	(16,632)	—	(332)	(11,630)
Total Expenses	(791)	(16,632)	—	(332)	(11,630)
Net Investment income (loss)	(510)	32,201	516,770	449	(11,630)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	490	9,190	274,209	1,411	144,548
Net realized gain distributions	—	165,564	1,586,314	3,462	122,835
Change in net unrealized appreciation (depreciation) on investments	15,723	(3,876)	(321,954)	(681)	173,762
Net gain (loss) on investments	16,213	170,878	1,538,569	4,192	441,145
Net increase (decrease) in net assets resulting from operations	$15,703	$203,079	$2,055,339	$4,641	$429,515

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	American Century Investments® Heritage Fund - Class A	American Century Investments® Inflation-Adjusted Bond Fund - Class A	American Century Investments® Mid Cap Value Fund - Class A	American Century Investments® Small Cap Value Fund - Class A	American Century Investments® Small Cap Value Fund - Investor Class
Investment income:
Dividends	$—	$773	$8,373	$5,438	$31,477

Expenses:
Mortality and expense risk charges	(7,728)	(347)	(3,071)	(5,750)	—
Total Expenses	(7,728)	(347)	(3,071)	(5,750)	—
Net Investment income (loss)	(7,728)	426	5,302	(312)	31,477

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	7,419	(79)	7,334	13,283	75,650
Net realized gain distributions	198,562	—	38,067	40,022	164,996
Change in net unrealized appreciation (depreciation) on investments	61,997	(119)	(1,698)	(14,526)	(57,767)
Net gain (loss) on investments	267,978	(198)	43,703	38,779	182,879
Net increase (decrease) in net assets resulting from operations	$260,250	$228	$49,005	$38,467	$214,356

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	American Century Investments® U.S. Government Money Market Fund - Class A	American Century Investments® Ultra Fund - Class A	American Funds AMCAP Fund® - Class R3	American Funds American Balanced Fund® - Class R3	American Funds American Mutual Fund® - Class R3
Investment income:
Dividends	$30,186	$—	$4,522	$182,331	$59,861

Expenses:
Mortality and expense risk charges	(2,452)	(6,314)	(31,713)	(78,508)	(30,825)
Total Expenses	(2,452)	(6,314)	(31,713)	(78,508)	(30,825)
Net Investment income (loss)	27,734	(6,314)	(27,191)	103,823	29,036

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	—	46,491	140,939	429,375	216,900
Net realized gain distributions	—	39,000	268,115	520,370	192,170
Change in net unrealized appreciation (depreciation) on investments	—	159,871	164,178	289,670	101,073
Net gain (loss) on investments	—	245,362	573,232	1,239,415	510,143
Net increase (decrease) in net assets resulting from operations	$27,734	$239,048	$546,041	$1,343,238	$539,179

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	American Funds Capital Income Builder® - Class R3	American Funds Capital World Growth and Income Fund® - Class R3	American Funds EuroPacific Growth Fund® - Class R3	American Funds Fundamental Investors® - Class R3	American Funds New Perspective Fund® - Class R3
Investment income:
Dividends	$358,956	$246,810	$146,937	$139,116	$31,382

Expenses:
Mortality and expense risk charges	(99,882)	(130,471)	(81,460)	(131,695)	(83,225)
Total Expenses	(99,882)	(130,471)	(81,460)	(131,695)	(83,225)
Net Investment income (loss)	259,074	116,339	65,477	7,421	(51,843)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	278,533	1,081,315	269,491	785,303	409,177
Net realized gain distributions	280,324	1,012,648	906,419	1,330,261	558,155
Change in net unrealized appreciation (depreciation) on investments	230,084	(85,122)	(567,451)	1,387,240	796,740
Net gain (loss) on investments	788,941	2,008,841	608,459	3,502,804	1,764,072
Net increase (decrease) in net assets resulting from operations	$1,048,015	$2,125,180	$673,936	$3,510,225	$1,712,229

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	American Funds New World Fund® - Class R3	American Funds SMALLCAP World Fund® - Class R3	American Funds The Bond Fund of America® - Class R3	American Funds The Growth Fund of America® - Class R3	American Funds The Income Fund of America® - Class R3
Investment income:
Dividends	$1,482	$2,529	$119,513	$44,208	$320,355

Expenses:
Mortality and expense risk charges	(1,632)	(6,084)	(25,715)	(353,778)	(69,640)
Total Expenses	(1,632)	(6,084)	(25,715)	(353,778)	(69,640)
Net Investment income (loss)	(150)	(3,555)	93,798	(309,570)	250,715

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(6,934)	13,984	(42,897)	2,825,671	215,565
Net realized gain distributions	6,851	—	—	4,463,485	189,113
Change in net unrealized appreciation (depreciation) on investments	20,977	(1,669)	(61,078)	5,319,192	165,784
Net gain (loss) on investments	20,894	12,315	(103,975)	12,608,348	570,462
Net increase (decrease) in net assets resulting from operations	$20,744	$8,760	$(10,177)	$12,298,778	$821,177

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	American Funds The Investment Company of America® - Class R3	American Funds The New Economy Fund® - Class R3	American Funds Washington Mutual Investors Fund - Class R3	American Funds American Balanced Fund® - Class R-4	American Funds Capital World Growth and Income Fund® - Class R-4
Investment income:
Dividends	$83,771	$—	$59,372	$162,393	$76,164

Expenses:
Mortality and expense risk charges	(85,486)	(16,392)	(43,925)	—	—
Total Expenses	(85,486)	(16,392)	(43,925)	—	—
Net Investment income (loss)	(1,715)	(16,392)	15,447	162,393	76,164

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	514,941	128,674	243,516	178,259	91,763
Net realized gain distributions	937,736	200,503	483,536	392,250	266,986
Change in net unrealized appreciation (depreciation) on investments	907,783	96,268	148,213	392,189	149,963
Net gain (loss) on investments	2,360,460	425,445	875,265	962,698	508,712
Net increase (decrease) in net assets resulting from operations	$2,358,745	$409,053	$890,712	$1,125,091	$584,876

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	AMG GW&K Small/Mid Cap Core Fund - Class N	Ariel Appreciation Fund - Investor Class	Ariel Fund - Investor Class	Artisan Mid Cap Value Fund - Investor Class	Ave Maria Growth Fund
Investment income:
Dividends	$—	$292	$23	$15,135	$3

Expenses:
Mortality and expense risk charges	(582)	(599)	(292)	(2,505)	(2,012)
Total Expenses	(582)	(599)	(292)	(2,505)	(2,012)
Net Investment income (loss)	(582)	(307)	(269)	12,630	(2,009)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	894	(2,356)	3,986	(76,742)	13,854
Net realized gain distributions	646	3,805	1,026	112,316	13,373
Change in net unrealized appreciation (depreciation) on investments	5,511	2,560	(389)	98,979	(467)
Net gain (loss) on investments	7,051	4,009	4,623	134,553	26,760
Net increase (decrease) in net assets resulting from operations	$6,469	$3,702	$4,354	$147,183	$24,751

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	Ave Maria Rising Dividend Fund	Ave Maria Value Fund	Baron Small Cap Fund® - Retail Shares	BlackRock Advantage Large Cap Core Fund - Investor A Shares	BlackRock Advantage Large Cap Growth Fund - Investor A Shares
Investment income:
Dividends	$15,609	$117	$—	$484	$—

Expenses:
Mortality and expense risk charges	(6,823)	(374)	(1,581)	(601)	(1,969)
Total Expenses	(6,823)	(374)	(1,581)	(601)	(1,969)
Net Investment income (loss)	8,786	(257)	(1,581)	(117)	(1,969)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	82,965	56	563	6,009	12,611
Net realized gain distributions	78,910	3,072	44,263	10,227	39,074
Change in net unrealized appreciation (depreciation) on investments	40,824	3,477	(60)	(977)	(1,856)
Net gain (loss) on investments	202,699	6,605	44,766	15,259	49,829
Net increase (decrease) in net assets resulting from operations	$211,485	$6,348	$43,185	$15,142	$47,860

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	BlackRock Advantage Small Cap Growth Fund - Investor A Shares	BlackRock Advantage SMID Cap Fund, Inc. - Investor A Shares	BlackRock Capital Appreciation Fund, Inc. - Investor A Shares	BlackRock Equity Dividend Fund - Investor A Shares	BlackRock Global Allocation Fund, Inc. - Investor A Shares
Investment income:
Dividends	$934	$106	$—	$63,113	$59,613

Expenses:
Mortality and expense risk charges	(4,727)	(191)	(7,423)	(23,897)	(42,742)
Total Expenses	(4,727)	(191)	(7,423)	(23,897)	(42,742)
Net Investment income (loss)	(3,793)	(85)	(7,423)	39,216	16,871

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(22,418)	17	28,515	(4,087)	(61,620)
Net realized gain distributions	—	109	102,162	236,037	333,031
Change in net unrealized appreciation (depreciation) on investments	99,531	1,433	94,146	(17,340)	161,065
Net gain (loss) on investments	77,113	1,559	224,823	214,610	432,476
Net increase (decrease) in net assets resulting from operations	$73,320	$1,474	$217,400	$253,826	$449,347

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	BlackRock Impact Mortgage Fund - Investor A Shares	BlackRock International Dividend Fund - Investor A Shares (8)	BlackRock LifePath® Dynamic 2025 Fund - Investor A Shares (6)	BlackRock LifePath® Dynamic 2030 Fund - Investor A Shares	BlackRock LifePath® Dynamic 2035 Fund - Investor A Shares
Investment income:
Dividends	$7,300	$3,683	$33,335	$664,065	$50,138

Expenses:
Mortality and expense risk charges	(1,242)	(2,210)	(5,685)	(110,104)	(11,307)
Total Expenses	(1,242)	(2,210)	(5,685)	(110,104)	(11,307)
Net Investment income (loss)	6,058	1,473	27,650	553,961	38,831

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(880)	18,426	4,308	12,075	31,978
Net realized gain distributions	—	2,723	—	261,177	36,762
Change in net unrealized appreciation (depreciation) on investments	(4,662)	(16,928)	28,324	360,119	(3,525)
Net gain (loss) on investments	(5,542)	4,221	32,632	633,371	65,215
Net increase (decrease) in net assets resulting from operations	$516	$5,694	$60,282	$1,187,332	$104,046

(6) BlackRock LifePath® Dynamic 2025 Fund merged into BlackRock LifePath® Dynamic Retirement Fund on October 4, 2024.
(8) The Sub-Account ceased operations on November 13, 2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	BlackRock LifePath® Dynamic 2040 Fund - Investor A Shares	BlackRock LifePath® Dynamic 2045 Fund - Investor A Shares	BlackRock LifePath® Dynamic 2050 Fund - Investor A Shares	BlackRock LifePath® Dynamic 2055 Fund - Investor A Shares	BlackRock LifePath® Dynamic Retirement Fund - Investor A Shares (6)
Investment income:
Dividends	$877,382	$19,835	$206,490	$51,981	$305,499

Expenses:
Mortality and expense risk charges	(135,847)	(4,430)	(44,599)	(12,156)	(49,490)
Total Expenses	(135,847)	(4,430)	(44,599)	(12,156)	(49,490)
Net Investment income (loss)	741,535	15,405	161,891	39,825	256,009

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(31,554)	29,646	166,944	105,041	(219,442)
Net realized gain distributions	1,219,388	24,963	307,687	63,038	374,681
Change in net unrealized appreciation (depreciation) on investments	67,465	(14,937)	(17,963)	(40,784)	(51,188)
Net gain (loss) on investments	1,255,299	39,672	456,668	127,295	104,051
Net increase (decrease) in net assets resulting from operations	$1,996,834	$55,077	$618,559	$167,120	$360,060

(6) BlackRock LifePath® Dynamic 2025 Fund merged into BlackRock LifePath® Dynamic Retirement Fund on October 4, 2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	BlackRock Mid-Cap Growth Equity Portfolio - Investor A Shares	BlackRock Mid-Cap Value Fund - Investor A Shares	BlackRock S&P 500 Index V.I. Fund - Class I Shares	BlackRock S&P 500 Index V.I. Fund - Class III Shares	BlackRock LifePath® Dynamic 2030 Fund - Institutional Shares
Investment income:
Dividends	$—	$18,095	$134,628	$76,836	$592,347

Expenses:
Mortality and expense risk charges	(4,461)	(9,831)	(61,685)	(43,496)	(7,101)
Total Expenses	(4,461)	(9,831)	(61,685)	(43,496)	(7,101)
Net Investment income (loss)	(4,461)	8,264	72,943	33,340	585,246

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	18,356	47,872	632,675	615,280	(20,282)
Net realized gain distributions	—	86,209	448,035	315,661	222,893
Change in net unrealized appreciation (depreciation) on investments	28,261	(52,613)	1,124,188	436,733	374,226
Net gain (loss) on investments	46,617	81,468	2,204,898	1,367,674	576,837
Net increase (decrease) in net assets resulting from operations	$42,156	$89,732	$2,277,841	$1,401,014	$1,162,083

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	BlackRock LifePath® Dynamic 2040 Fund - Institutional Shares	BlackRock LifePath® Dynamic 2050 Fund - Institutional Shares	BlackRock LifePath® Dynamic 2060 Fund - Investor A Shares (19)	BlackRock LifePath® Dynamic 2065 Fund - Investor A Shares	BlackRock LifePath® Dynamic Retirement Fund - Institutional Shares
Investment income:
Dividends	$630,475	$212,659	$487	$94	$306,037

Expenses:
Mortality and expense risk charges	(15,182)	—	(34)	(7)	(2,411)
Total Expenses	(15,182)	—	(34)	(7)	(2,411)
Net Investment income (loss)	615,293	212,659	453	87	303,626

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	43,029	65,356	55	1	(117,527)
Net realized gain distributions	842,642	300,096	562	129	370,659
Change in net unrealized appreciation (depreciation) on investments	307,943	112,638	(572)	(135)	(34,183)
Net gain (loss) on investments	1,193,614	478,090	45	(5)	218,949
Net increase (decrease) in net assets resulting from operations	$1,808,907	$690,749	$498	$82	$522,575

(19) The Sub-Account commenced operations on January 4, 2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	BNY Mellon Bond Market Index Fund - Investor Class	BNY Mellon Core Plus Fund - Class A	BNY Mellon International Stock Index Fund - Investor Shares	BNY Mellon Midcap Index Fund, Inc. - Investor Shares	BNY Mellon S&P 500 Index Fund
Investment income:
Dividends	$509,323	$18,293	$9,607	$219,363	$423,090

Expenses:
Mortality and expense risk charges	(23,918)	(2,228)	—	(40,599)	(129,973)
Total Expenses	(23,918)	(2,228)	—	(40,599)	(129,973)
Net Investment income (loss)	485,405	16,065	9,607	178,764	293,117

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(366,054)	(3,219)	5,855	(151,752)	969,436
Net realized gain distributions	1,567	798	—	2,216,907	4,071,755
Change in net unrealized appreciation (depreciation) on investments	51,398	(5,454)	(5,088)	355,870	4,080,212
Net gain (loss) on investments	(313,089)	(7,875)	767	2,421,025	9,121,403
Net increase (decrease) in net assets resulting from operations	$172,316	$8,190	$10,374	$2,599,789	$9,414,520

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	BNY Mellon Smallcap Stock Index Fund - Investor Shares	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	BNY Mellon Variable Investment Fund: Appreciation Portfolio - Initial Shares	BNY Mellon Variable Investment Fund: Growth and Income Portfolio - Initial Shares (25)	Calamos International Growth Fund - Class A
Investment income:
Dividends	$175,626	$49	$166	$16	$—

Expenses:
Mortality and expense risk charges	(25,698)	(66)	(271)	(16)	(22)
Total Expenses	(25,698)	(66)	(271)	(16)	(22)
Net Investment income (loss)	149,928	(17)	(105)	—	(22)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(94,663)	26	(12)	1	2
Net realized gain distributions	1,647,403	58	2,679	44	76
Change in net unrealized appreciation (depreciation) on investments	(652,950)	1,876	1,390	310	106
Net gain (loss) on investments	899,790	1,960	4,057	355	184
Net increase (decrease) in net assets resulting from operations	$1,049,718	$1,943	$3,952	$355	$162

(25) The Sub-Account commenced operations on January 5, 2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	Calvert Bond Fund - Class A	Calvert Equity Fund - Class A	Calvert Income Fund - Class A	Calvert VP SRI Balanced Portfolio - Class I	ClearBridge Appreciation Fund - Class A
Investment income:
Dividends	$90,215	$15,730	$41,604	$768	$3,113

Expenses:
Mortality and expense risk charges	(14,672)	(52,309)	(7,434)	(315)	(5,708)
Total Expenses	(14,672)	(52,309)	(7,434)	(315)	(5,708)
Net Investment income (loss)	75,543	(36,579)	34,170	453	(2,595)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(23,479)	384,767	(7,332)	217	103,712
Net realized gain distributions	—	761,881	—	791	52,577
Change in net unrealized appreciation (depreciation) on investments	(11,620)	(385,145)	423	6,089	(2,447)
Net gain (loss) on investments	(35,099)	761,503	(6,909)	7,097	153,842
Net increase (decrease) in net assets resulting from operations	$40,444	$724,924	$27,261	$7,550	$151,247

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	ClearBridge Growth Fund - Class A (39)	ClearBridge Growth Fund - Class FI (39)	ClearBridge Mid Cap Fund - Class A	ClearBridge Small Cap Growth Fund - Class A	ClearBridge Small Cap Growth Fund - Class FI
Investment income:
Dividends	$—	$—	$668	$—	$—

Expenses:
Mortality and expense risk charges	(251)	(125)	(7,886)	(1,250)	(3,581)
Total Expenses	(251)	(125)	(7,886)	(1,250)	(3,581)
Net Investment income (loss)	(251)	(125)	(7,218)	(1,250)	(3,581)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	130	12	22,567	(1,248)	2,901
Net realized gain distributions	5,687	2,751	126,752	15,164	38,527
Change in net unrealized appreciation (depreciation) on investments	(2,039)	(1,108)	4,443	(7,323)	(22,098)
Net gain (loss) on investments	3,778	1,655	153,762	6,593	19,330
Net increase (decrease) in net assets resulting from operations	$3,527	$1,530	$146,544	$5,343	$15,749

(39) Formerly, ClearBridge Aggressive Growth Fund. Name changed to ClearBridge Growth Fund effective May 1, 2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	ClearBridge Value Fund - Class FI (48)	ClearBridge Small Cap Fund - Class A (13)	ClearBridge Value Fund - Class A (12)	Columbia Acorn Fund - Class A	Columbia Acorn International Select℠ - Class A
Investment income:
Dividends	$1,142	$120	$617	$—	$3

Expenses:
Mortality and expense risk charges	(1,465)	(79)	(510)	(10,487)	(1)
Total Expenses	(1,465)	(79)	(510)	(10,487)	(1)
Net Investment income (loss)	(323)	41	107	(10,487)	2

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	2,089	8	111	(92,093)	—
Net realized gain distributions	21,506	859	6,277	—	—
Change in net unrealized appreciation (depreciation) on investments	13,670	(50)	(581)	234,059	(4)
Net gain (loss) on investments	37,265	817	5,807	141,966	(4)
Net increase (decrease) in net assets resulting from operations	$36,942	$858	$5,914	$131,479	$(2)

(12) ClearBridge All Cap Value Fund merged into ClearBridge Value Fund August 23, 2024. All activity prior to August 23, 2024, is related to the ClearBridge All Cap Value Fund, while all activity subsequent to August 23, 2024, is related to the ClearBridge Value Fund.
(13) ClearBridge Small Cap Value Fund merged into ClearBridge Small Cap Fund on September 6, 2024. All activity prior to September 6, 2024, is related to the ClearBridge Small Cap Value Fund, while all activity subsequent to September 6, 2024, is related to the ClearBridge Small Cap Fund.
(48) Formerly, ClearBridge Value Trust. Name changed to ClearBridge Value Fund effective March 1, 2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	Columbia Contrarian Core Fund - Class A	Columbia Large Cap Growth Opportunity Fund - Class A	Columbia Large Cap Value Fund - Institutional Class (26)	Columbia Select Mid Cap Value Fund - Class A	Columbia Select Mid Cap Value Fund - Institutional Class (27)
Investment income:
Dividends	$982	$—	$3,569	$13,285	$3,176

Expenses:
Mortality and expense risk charges	(2,994)	(9,540)	(1,387)	(11,341)	(3,417)
Total Expenses	(2,994)	(9,540)	(1,387)	(11,341)	(3,417)
Net Investment income (loss)	(2,012)	(9,540)	2,182	1,944	(241)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	8,874	(22,206)	1,449	39,001	12,048
Net realized gain distributions	26,097	37,804	17,201	96,114	18,142
Change in net unrealized appreciation (depreciation) on investments	24,192	175,468	9,689	54,146	4,929
Net gain (loss) on investments	59,163	191,066	28,339	189,261	35,119
Net increase (decrease) in net assets resulting from operations	$57,151	$181,526	$30,521	$191,205	$34,878

(26) Columbia Large Cap Value Fund - Advisor Class merged into Columbia Large Cap Value Fund - Institutional Class on November 22, 2024. All activity prior to November 22, 2024, is related to the Columbia Large Cap Value Fund - Advisor Class, while all activity subsequent to November 22, 2024, is related to the Columbia Large Cap Value Fund - Institutional Class.
(27) Columbia Select Mid Cap Value Fund - Advisor Class merged into Columbia Select Mid Cap Value Fund - Institutional Class on November 22, 2024. All activity prior to November 22, 2024, is related to the Columbia Select Mid Cap Value Fund - Advisor Class, while all activity subsequent to November 22, 2024, is related to the Columbia Select Mid Cap Value Fund - Institutional Class.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	Columbia Select Small Cap Value Fund - Institutional Class (43)	Columbia Seligman Global Technology Fund - Class A	Columbia Seligman Technology and Information Fund - Class A	Columbia Small Cap Value Fund I - Class A	CRM Mid Cap Value Fund - Investor Shares
Investment income:
Dividends	$4	$—	$—	$943	$255

Expenses:
Mortality and expense risk charges	(4)	(6,531)	(7,138)	(1,848)	(1,868)
Total Expenses	(4)	(6,531)	(7,138)	(1,848)	(1,868)
Net Investment income (loss)	—	(6,531)	(7,138)	(905)	(1,613)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	—	61,110	92,282	1,012	(2,160)
Net realized gain distributions	79	126,139	184,670	10,632	33,975
Change in net unrealized appreciation (depreciation) on investments	(18)	37,348	25,320	2,072	(2,952)
Net gain (loss) on investments	61	224,597	302,272	13,716	28,863
Net increase (decrease) in net assets resulting from operations	$61	$218,066	$295,134	$12,811	$27,250

(43) Columbia Select Small Cap Value Fund - Advisor Class merged into Columbia Select Small Cap Value Fund - Institutional Class on November 22, 2024. All activity prior to November 22, 2024, is related to the Columbia Select Small Cap Value Fund - Advisor Class, while all activity subsequent to November 22, 2024, is related to the Columbia Select Small Cap Value Fund - Institutional Class.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	Davis Financial Fund - Class A	Davis New York Venture Fund - Class A	Davis Opportunity Fund - Class A	Domini Impact Equity Fund® - Investor Shares	DWS Core Equity VIP - Class A
Investment income:
Dividends	$2,560	$79,080	$868	$683	$228

Expenses:
Mortality and expense risk charges	(1,802)	(33,962)	(816)	(2,710)	(197)
Total Expenses	(1,802)	(33,962)	(816)	(2,710)	(197)
Net Investment income (loss)	758	45,118	52	(2,027)	31

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	14,897	(59,648)	2,427	9,527	96
Net realized gain distributions	4,248	833,853	12,253	11,993	1,440
Change in net unrealized appreciation (depreciation) on investments	25,037	(26,450)	(4,741)	28,109	3,158
Net gain (loss) on investments	44,182	747,755	9,939	49,629	4,694
Net increase (decrease) in net assets resulting from operations	$44,940	$792,873	$9,991	$47,602	$4,725

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	DWS CROCI® Equity Dividend Fund - Class A	DWS Emerging Markets Fixed Income Fund - Class A	DWS International Growth Fund - Class A	DWS RREEF Real Estate Securities Fund - Class A	Eaton Vance Atlanta Capital SMID-Cap Fund - Class A
Investment income:
Dividends	$5,961	$115	$885	$686	$—

Expenses:
Mortality and expense risk charges	(1,381)	(22)	(897)	(187)	(1,172)
Total Expenses	(1,381)	(22)	(897)	(187)	(1,172)
Net Investment income (loss)	4,580	93	(12)	499	(1,172)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	174	(8)	7,565	2	22,642
Net realized gain distributions	14,950	—	1,325	—	28,088
Change in net unrealized appreciation (depreciation) on investments	8,117	73	(1,418)	1,373	33,890
Net gain (loss) on investments	23,241	65	7,472	1,375	84,620
Net increase (decrease) in net assets resulting from operations	$27,821	$158	$7,460	$1,874	$83,448

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	Eaton Vance Balanced Fund - Class A	Eaton Vance Dividend Builder Fund - Class A	Eaton Vance Income Fund of Boston - Class A	Eaton Vance Large-Cap Value Fund - Class A	Eaton Vance Worldwide Health Sciences Fund - Class A
Investment income:
Dividends	$4,111	$22,573	$174,967	$15,499	$933

Expenses:
Mortality and expense risk charges	(3,728)	(7,311)	(11,604)	(14,150)	(3,617)
Total Expenses	(3,728)	(7,311)	(11,604)	(14,150)	(3,617)
Net Investment income (loss)	383	15,262	163,363	1,349	(2,684)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	1,558	53,231	(17,446)	32,389	21,677
Net realized gain distributions	14,058	67,158	—	48,975	22,984
Change in net unrealized appreciation (depreciation) on investments	34,773	44,728	46,432	71,147	(16,907)
Net gain (loss) on investments	50,389	165,117	28,986	152,511	27,754
Net increase (decrease) in net assets resulting from operations	$50,772	$180,379	$192,349	$153,860	$25,070

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	Empower Emerging Markets Equity Fund - Investor Class (20)	Empower International Index Fund - Investor Class	Empower Lifetime 2015 Fund - Investor Class	Empower Lifetime 2020 Fund - Investor Class	Empower Lifetime 2025 Fund - Investor Class
Investment income:
Dividends	$1,919	$3,220	$964	$313	$2,554

Expenses:
Mortality and expense risk charges	(472)	(711)	(323)	(222)	(909)
Total Expenses	(472)	(711)	(323)	(222)	(909)
Net Investment income (loss)	1,447	2,509	641	91	1,645

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	60	1,614	22	5,438	72
Net realized gain distributions	—	153	658	94	2,281
Change in net unrealized appreciation (depreciation) on investments	760	(2,669)	354	(5,799)	1,384
Net gain (loss) on investments	820	(902)	1,034	(267)	3,737
Net increase (decrease) in net assets resulting from operations	$2,267	$1,607	$1,675	$(176)	$5,382

(20) The Sub-Account commenced operations on August 9, 2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	Empower Lifetime 2030 Fund - Investor Class	Empower Lifetime 2035 Fund - Investor Class	Empower Lifetime 2040 Fund - Investor Class	Empower Lifetime 2045 Fund - Investor Class	Empower Lifetime 2050 Fund - Investor Class
Investment income:
Dividends	$10,450	$7,517	$362	$1,201	$7,070

Expenses:
Mortality and expense risk charges	(3,334)	(3,195)	(104)	(596)	(2,490)
Total Expenses	(3,334)	(3,195)	(104)	(596)	(2,490)
Net Investment income (loss)	7,116	4,322	258	605	4,580

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	334	2,313	48	1,617	1,282
Net realized gain distributions	9,239	12,464	423	2,491	11,723
Change in net unrealized appreciation (depreciation) on investments	5,690	6,097	35	1,121	5,441
Net gain (loss) on investments	15,263	20,874	506	5,229	18,446
Net increase (decrease) in net assets resulting from operations	$22,379	$25,196	$764	$5,834	$23,026

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	Empower Lifetime 2055 Fund - Investor Class	Empower Lifetime 2060 Fund - Investor Class	Empower Moderately Aggressive Profile Fund - Investor Class	Empower S&P 500® Index Fund - Investor Class (21)	Empower S&P Mid Cap 400® Index Fund - Investor Class
Investment income:
Dividends	$157	$280	$1	$11	$1,076

Expenses:
Mortality and expense risk charges	(79)	(61)	(3)	(4)	(497)
Total Expenses	(79)	(61)	(3)	(4)	(497)
Net Investment income (loss)	78	219	(2)	7	579

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	7	4	24	—	2,837
Net realized gain distributions	266	256	6	8	1,932
Change in net unrealized appreciation (depreciation) on investments	155	(227)	(5)	(47)	6,335
Net gain (loss) on investments	428	33	25	(39)	11,104
Net increase (decrease) in net assets resulting from operations	$506	$252	$23	$(32)	$11,683

(21) The Sub-Account commenced operations on November 14, 2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	Empower S&P Small Cap 600® Index Fund - Investor Class	Empower Short Duration Bond Fund - Investor Class	Federated Hermes Clover Small Value Fund - Class A	Federated Hermes Equity Income Fund, Inc. - Class A	Federated Hermes Fund for U.S. Government Securities - Class A
Investment income:
Dividends	$153	$684	$356	$647	$6,007

Expenses:
Mortality and expense risk charges	(99)	(251)	(169)	(953)	(1,075)
Total Expenses	(99)	(251)	(169)	(953)	(1,075)
Net Investment income (loss)	54	433	187	(306)	4,932

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	68	1,147	(1,140)	5,643	(2,757)
Net realized gain distributions	741	—	2,994	6,008	—
Change in net unrealized appreciation (depreciation) on investments	512	(1,035)	1,026	(865)	(1,808)
Net gain (loss) on investments	1,321	112	2,880	10,786	(4,565)
Net increase (decrease) in net assets resulting from operations	$1,375	$545	$3,067	$10,480	$367

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	Federated Hermes Global Allocation Fund - Class A	Federated Hermes International Leaders Fund - Class A	Federated Hermes Kaufmann Fund - Class R	Federated Hermes MDT Mid Cap Growth Fund - Class A	Federated Hermes Sustainable High Yield Bond Fund, Inc. - Class A
Investment income:
Dividends	$61	$138	$—	$—	$8

Expenses:
Mortality and expense risk charges	(38)	(45)	(34,078)	(2,908)	(3)
Total Expenses	(38)	(45)	(34,078)	(2,908)	(3)
Net Investment income (loss)	23	93	(34,078)	(2,908)	5

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	7	3	7,107	2,986	—
Net realized gain distributions	—	188	462,941	19,453	—
Change in net unrealized appreciation (depreciation) on investments	189	(456)	207,395	94,066	2
Net gain (loss) on investments	196	(265)	677,443	116,505	2
Net increase (decrease) in net assets resulting from operations	$219	$(172)	$643,365	$113,597	$7

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	Federated Hermes Total Return Bond Fund - Class A	Fidelity Advisor® Equity Growth Fund - Class M	Fidelity Advisor® Leveraged Company Stock Fund - Class M (28)	Fidelity Advisor® Stock Selector Fund - Class M (40)	Fidelity® VIP Balanced Portfolio - Initial Class
Investment income:
Dividends	$3,412	$—	$19,271	$2	$19,428

Expenses:
Mortality and expense risk charges	(813)	(5,753)	(17,683)	(7,054)	(9,154)
Total Expenses	(813)	(5,753)	(17,683)	(7,054)	(9,154)
Net Investment income (loss)	2,599	(5,753)	1,588	(7,052)	10,274

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(7,892)	27,226	24,945	206,463	163,464
Net realized gain distributions	—	122,734	446,004	38	43,848
Change in net unrealized appreciation (depreciation) on investments	5,379	87,132	91,949	(45,076)	(20,803)
Net gain (loss) on investments	(2,513)	237,092	562,898	161,425	186,509
Net increase (decrease) in net assets resulting from operations	$86	$231,339	$564,486	$154,373	$196,783

(28) Fidelity Leveraged Company Stock Fund merged into Fidelity Advisor® Leveraged Company Stock Fund on October 25, 2024. All activity prior to October 25, 2024, is related to the Fidelity Leveraged Company Stock Fund, while all activity subsequent to October 25, 2024, is related to the Fidelity Advisor® Leveraged Company Stock Fund.
(40) Formerly, Fidelity Advisor Stock Selector All Cap Fund. Name changed to Fidelity Advisor® Stock Selector Fund effective December 31, 2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	Fidelity® VIP Freedom 2015 Portfolio℠ - Service Class 2	Fidelity® VIP Freedom 2020 Portfolio℠ - Service Class 2	Fidelity® VIP Freedom 2025 Portfolio℠ - Service Class 2	Fidelity® VIP Freedom 2030 Portfolio℠ - Service Class 2	Fidelity® VIP Growth & Income Portfolio - Initial Class
Investment income:
Dividends	$649	$691	$3,307	$16,009	$2,912

Expenses:
Mortality and expense risk charges	(204)	(224)	(503)	(2,666)	(1,947)
Total Expenses	(204)	(224)	(503)	(2,666)	(1,947)
Net Investment income (loss)	445	467	2,804	13,343	965

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(13,867)	(867)	71	570	42,172
Net realized gain distributions	3,015	2,770	279	1,749	13,864
Change in net unrealized appreciation (depreciation) on investments	16,041	5,011	7,501	44,202	(2,815)
Net gain (loss) on investments	5,189	6,914	7,851	46,521	53,221
Net increase (decrease) in net assets resulting from operations	$5,634	$7,381	$10,655	$59,864	$54,186

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	Fidelity® VIP Growth Opportunities Portfolio - Initial Class	Fidelity® VIP Investor Freedom 2035 Portfolio℠ - Service Class 2	Fidelity® VIP Investor Freedom 2050 Portfolio℠ - Service Class 2	Fidelity® VIP Overseas Portfolio - Initial Class	Fidelity® VIP Value Strategies Portfolio - Initial Class
Investment income:
Dividends	$—	$216	$8	$853	$417

Expenses:
Mortality and expense risk charges	(6,851)	(45)	(3)	(364)	(2,217)
Total Expenses	(6,851)	(45)	(3)	(364)	(2,217)
Net Investment income (loss)	(6,851)	171	5	489	(1,800)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	39,852	12	—	109	38,056
Net realized gain distributions	—	186	13	2,367	11,719
Change in net unrealized appreciation (depreciation) on investments	272,676	871	65	(874)	(9,708)
Net gain (loss) on investments	312,528	1,069	78	1,602	40,067
Net increase (decrease) in net assets resulting from operations	$305,677	$1,240	$83	$2,091	$38,267

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	Franklin Conservative Allocation Fund - Class A	Franklin Core Plus Fund - Class A (41)	Franklin Growth Allocation Fund - Class A	Franklin Growth Fund - Class A	Franklin High Income Fund - Class A1
Investment income:
Dividends	$39,562	$107,153	$105,791	$1,187	$53,900

Expenses:
Mortality and expense risk charges	(12,226)	(14,672)	(43,004)	(26,317)	(7,261)
Total Expenses	(12,226)	(14,672)	(43,004)	(26,317)	(7,261)
Net Investment income (loss)	27,336	92,481	62,787	(25,130)	46,639

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(4,449)	(50,647)	116,424	173,703	(8,436)
Net realized gain distributions	—	—	16,902	242,319	—
Change in net unrealized appreciation (depreciation) on investments	83,486	11,811	518,572	107,369	17,827
Net gain (loss) on investments	79,037	(38,836)	651,898	523,391	9,391
Net increase (decrease) in net assets resulting from operations	$106,373	$53,645	$714,685	$498,261	$56,030

(41) Formerly, Franklin Strategic Income Fund. Name changed to Franklin Core Plus Fund effective December 11, 2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	Franklin Income Fund - Class A1	Franklin Moderate Allocation Fund - Class A	Franklin Mutual Beacon Fund - Class A	Franklin Mutual Global Discovery Fund - Class A	Franklin Mutual Shares Fund - Class A
Investment income:
Dividends	$337,868	$118,875	$14,825	$156,474	$55,886

Expenses:
Mortality and expense risk charges	(50,511)	(46,180)	(5,133)	(58,348)	(22,397)
Total Expenses	(50,511)	(46,180)	(5,133)	(58,348)	(22,397)
Net Investment income (loss)	287,357	72,695	9,692	98,126	33,489

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	31,326	(7,597)	55,018	98,716	3,564
Net realized gain distributions	—	—	34,260	710,034	238,166
Change in net unrealized appreciation (depreciation) on investments	42,098	457,381	(41,151)	(534,331)	41,822
Net gain (loss) on investments	73,424	449,784	48,127	274,419	283,552
Net increase (decrease) in net assets resulting from operations	$360,781	$522,479	$57,819	$372,545	$317,041

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	Franklin Mutual U.S. Mid Cap Value Fund - Class A	Franklin Small Cap Value Fund - Class A	Franklin Small-Mid Cap Growth Fund - Class A	Franklin Small-Mid Cap Growth VIP Fund - Class 1	Franklin Total Return Fund - Class A
Investment income:
Dividends	$14,600	$22,354	$—	$—	$5,951

Expenses:
Mortality and expense risk charges	(4,226)	(18,840)	(7,458)	(450)	(1,729)
Total Expenses	(4,226)	(18,840)	(7,458)	(450)	(1,729)
Net Investment income (loss)	10,374	3,514	(7,458)	(450)	4,222

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(10,041)	108,849	22,323	(3,319)	(4,123)
Net realized gain distributions	64,267	148,698	—	—	—
Change in net unrealized appreciation (depreciation) on investments	33,199	4,304	315,005	11,052	1,036
Net gain (loss) on investments	87,425	261,851	337,328	7,733	(3,087)
Net increase (decrease) in net assets resulting from operations	$97,799	$265,365	$329,870	$7,283	$1,135

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	Franklin U.S. Government Securities Fund - Class A1	Goldman Sachs Core Fixed Income Fund - Class A	Goldman Sachs Equity Income Fund - Class A	Goldman Sachs Government Income Fund - Class A	Goldman Sachs High Yield Fund - Class A
Investment income:
Dividends	$16,007	$6,372	$3,563	$32,353	$46,403

Expenses:
Mortality and expense risk charges	(4,982)	(1,791)	(2,344)	(7,346)	(6,458)
Total Expenses	(4,982)	(1,791)	(2,344)	(7,346)	(6,458)
Net Investment income (loss)	11,025	4,581	1,219	25,007	39,945

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(11,749)	(748)	4,288	(90,165)	(9,420)
Net realized gain distributions	—	—	22,725	—	—
Change in net unrealized appreciation (depreciation) on investments	(1,802)	(3,625)	3,183	67,864	13,176
Net gain (loss) on investments	(13,551)	(4,373)	30,196	(22,301)	3,756
Net increase (decrease) in net assets resulting from operations	$(2,526)	$208	$31,415	$2,706	$43,701

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	Goldman Sachs Income Builder Fund - Class A	Goldman Sachs International Equity ESG Fund - Class A	Goldman Sachs Large Cap Core Fund - Class A	Goldman Sachs Large Cap Value Fund - Class A	Goldman Sachs Mid Cap Growth Fund - Class A
Investment income:
Dividends	$16,934	$621	$73	$3,739	$—

Expenses:
Mortality and expense risk charges	(4,380)	(458)	(180)	(3,435)	(7,279)
Total Expenses	(4,380)	(458)	(180)	(3,435)	(7,279)
Net Investment income (loss)	12,554	163	(107)	304	(7,279)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	2,060	2,746	226	8,749	(13,615)
Net realized gain distributions	2,488	—	2,143	31,827	126,542
Change in net unrealized appreciation (depreciation) on investments	13,923	(2,758)	1,190	14,254	34,006
Net gain (loss) on investments	18,471	(12)	3,559	54,830	146,933
Net increase (decrease) in net assets resulting from operations	$31,025	$151	$3,452	$55,134	$139,654

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	Goldman Sachs Mid Cap Value Fund - Class A	Goldman Sachs Satellite Strategies Portfolio - Class A (7)	Goldman Sachs Small Cap Value Fund - Class A	Goldman Sachs Small/Mid Cap Growth Fund - Class A	Goldman Sachs Strategic Growth Fund - Class A
Investment income:
Dividends	$23,801	$—	$64,375	$—	$—

Expenses:
Mortality and expense risk charges	(10,040)	(2)	(21,725)	(3,337)	(2,395)
Total Expenses	(10,040)	(2)	(21,725)	(3,337)	(2,395)
Net Investment income (loss)	13,761	(2)	42,650	(3,337)	(2,395)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(1,509)	(106)	(149,574)	4,010	9,626
Net realized gain distributions	196,924	—	881,969	1,118	21,176
Change in net unrealized appreciation (depreciation) on investments	137,005	76	(444,863)	29,380	39,838
Net gain (loss) on investments	332,420	(30)	287,532	34,508	70,640
Net increase (decrease) in net assets resulting from operations	$346,181	$(32)	$330,182	$31,171	$68,245

(7) The Sub-Account ceased operations on February 13, 2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	Goldman Sachs U.S. Equity Insights Fund - Class A	Hartford Balanced HLS Fund - Class IA	Hartford Balanced HLS Fund - Class IB	Hartford Balanced Income Fund - Class R4	Hartford Capital Appreciation Fund - Class R4
Investment income:
Dividends	$99	$124,840	$2,397	$6,610	$1,017

Expenses:
Mortality and expense risk charges	(170)	(38,234)	(1,511)	(1,763)	(5,960)
Total Expenses	(170)	(38,234)	(1,511)	(1,763)	(5,960)
Net Investment income (loss)	(71)	86,606	886	4,847	(4,943)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	65	48,742	5,281	2,869	65,866
Net realized gain distributions	7,099	417,147	9,064	5,970	41,623
Change in net unrealized appreciation (depreciation) on investments	(3,124)	85,913	1,693	(3,195)	21,415
Net gain (loss) on investments	4,040	551,802	16,038	5,644	128,904
Net increase (decrease) in net assets resulting from operations	$3,969	$638,408	$16,924	$10,491	$123,961

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	Hartford Capital Appreciation Fund - Class R5	Hartford Capital Appreciation HLS Fund - Class IA	Hartford Checks and Balances Fund - Class R4	Hartford Conservative Allocation Fund - Class R4	Hartford Conservative Allocation Fund - Class R5
Investment income:
Dividends	$32,650	$126,008	$8,272	$5,960	$3,782

Expenses:
Mortality and expense risk charges	(45,860)	(92,868)	(1,608)	(2,592)	(1,103)
Total Expenses	(45,860)	(92,868)	(1,608)	(2,592)	(1,103)
Net Investment income (loss)	(13,210)	33,140	6,664	3,368	2,679

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	226,644	96,341	15	378	1,262
Net realized gain distributions	428,261	679,630	3,856	510	289
Change in net unrealized appreciation (depreciation) on investments	377,474	2,248,207	15,699	10,600	6,462
Net gain (loss) on investments	1,032,379	3,024,178	19,570	11,488	8,013
Net increase (decrease) in net assets resulting from operations	$1,019,169	$3,057,318	$26,234	$14,856	$10,692

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	Hartford Disciplined Equity HLS Fund - Class IA	Hartford Disciplined Equity HLS Fund - Class IB	Hartford Dividend and Growth Fund - Class R4	Hartford Dividend and Growth HLS Fund - Class IA	Hartford Dividend and Growth HLS Fund - Class IB
Investment income:
Dividends	$13,755	$29,520	$10,934	$373,645	$68,274

Expenses:
Mortality and expense risk charges	(20,599)	(61,784)	(7,851)	(38,380)	(37,425)
Total Expenses	(20,599)	(61,784)	(7,851)	(38,380)	(37,425)
Net Investment income (loss)	(6,844)	(32,264)	3,083	335,265	30,849

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	283,214	509,811	48,567	190,962	53,836
Net realized gain distributions	123,711	372,194	61,001	1,311,230	278,577
Change in net unrealized appreciation (depreciation) on investments	252,623	966,787	(30,439)	465,139	87,877
Net gain (loss) on investments	659,548	1,848,792	79,129	1,967,331	420,290
Net increase (decrease) in net assets resulting from operations	$652,704	$1,816,528	$82,212	$2,302,596	$451,139

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	Hartford Equity Income Fund - Class R4	Hartford Global Impact Fund - Class R4	Hartford Growth Allocation Fund - Class R4	Hartford Growth Allocation Fund - Class R5	Hartford Growth Opportunities Fund - Class R4
Investment income:
Dividends	$12,586	$479	$3,800	$62,849	$—

Expenses:
Mortality and expense risk charges	(6,245)	(717)	(2,260)	(25,749)	(3,752)
Total Expenses	(6,245)	(717)	(2,260)	(25,749)	(3,752)
Net Investment income (loss)	6,341	(238)	1,540	37,100	(3,752)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	1,704	632	5,524	84,773	12,583
Net realized gain distributions	50,455	—	3,261	45,643	—
Change in net unrealized appreciation (depreciation) on investments	(5,668)	3,797	19,502	282,420	115,402
Net gain (loss) on investments	46,491	4,429	28,287	412,836	127,985
Net increase (decrease) in net assets resulting from operations	$52,832	$4,191	$29,827	$449,936	$124,233

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	Hartford Healthcare Fund - Class R4	Hartford Healthcare HLS Fund - Class IA	Hartford Healthcare HLS Fund - Class IB	Hartford High Yield Fund - Class R4	Hartford Inflation Plus Fund - Class R4
Investment income:
Dividends	$—	$2,180	$—	$7,487	$8,202

Expenses:
Mortality and expense risk charges	(2,642)	(15,228)	(8,285)	(525)	(3,288)
Total Expenses	(2,642)	(15,228)	(8,285)	(525)	(3,288)
Net Investment income (loss)	(2,642)	(13,048)	(8,285)	6,962	4,914

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	7,757	(106,212)	(39,270)	(834)	(10,214)
Net realized gain distributions	9,435	13,881	9,861	—	—
Change in net unrealized appreciation (depreciation) on investments	(14,915)	117,827	37,721	1,435	6,938
Net gain (loss) on investments	2,277	25,496	8,312	601	(3,276)
Net increase (decrease) in net assets resulting from operations	$(365)	$12,448	$27	$7,563	$1,638

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	Hartford International Equity Fund - Class R4	Hartford International Opportunities Fund - Class R4	Hartford International Opportunities HLS Fund - Class IA	Hartford International Opportunities HLS Fund - Class IB	Hartford Midcap Fund - Class R4
Investment income:
Dividends	$3,387	$3,000	$13,810	$5,257	$—

Expenses:
Mortality and expense risk charges	(2,185)	(1,985)	(6,372)	(3,232)	(3,780)
Total Expenses	(2,185)	(1,985)	(6,372)	(3,232)	(3,780)
Net Investment income (loss)	1,202	1,015	7,438	2,025	(3,780)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	14,912	5,930	24,585	8,769	(3,484)
Net realized gain distributions	—	—	—	—	18,609
Change in net unrealized appreciation (depreciation) on investments	(5,697)	2,421	44,797	8,575	7,069
Net gain (loss) on investments	9,215	8,351	69,382	17,344	22,194
Net increase (decrease) in net assets resulting from operations	$10,417	$9,366	$76,820	$19,369	$18,414

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	Hartford MidCap HLS Fund - Class IA	Hartford MidCap Value Fund - Class R4	Hartford Moderate Allocation Fund - Class R4	Hartford Moderate Allocation Fund - Class R5	Hartford Small Cap Growth HLS Fund - Class IA
Investment income:
Dividends	$—	$435	$19,112	$35,672	$1,173

Expenses:
Mortality and expense risk charges	(14,980)	(528)	(8,292)	(12,498)	(2,762)
Total Expenses	(14,980)	(528)	(8,292)	(12,498)	(2,762)
Net Investment income (loss)	(14,980)	(93)	10,820	23,174	(1,589)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(194,761)	2,041	1,835	19,544	3,237
Net realized gain distributions	182,054	8,198	—	—	—
Change in net unrealized appreciation (depreciation) on investments	513,264	(2,839)	63,121	109,922	43,517
Net gain (loss) on investments	500,557	7,400	64,956	129,466	46,754
Net increase (decrease) in net assets resulting from operations	$485,577	$7,307	$75,776	$152,640	$45,165

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	Hartford Small Cap Growth HLS Fund - Class IB	Hartford Small Company Fund - Class R4	Hartford Small Company HLS Fund - Class IA	Hartford Small Company HLS Fund - Class IB	Hartford Stock HLS Fund - Class IA
Investment income:
Dividends	$191	$—	$—	$—	$74,944

Expenses:
Mortality and expense risk charges	(1,886)	(2,858)	(7,424)	(4,457)	(29,436)
Total Expenses	(1,886)	(2,858)	(7,424)	(4,457)	(29,436)
Net Investment income (loss)	(1,695)	(2,858)	(7,424)	(4,457)	45,508

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(1,045)	1,201	(97,922)	(37,424)	118,715
Net realized gain distributions	—	—	—	—	138,695
Change in net unrealized appreciation (depreciation) on investments	25,360	30,739	429,478	99,341	65,041
Net gain (loss) on investments	24,315	31,940	331,556	61,917	322,451
Net increase (decrease) in net assets resulting from operations	$22,620	$29,082	$324,132	$57,460	$367,959

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	Hartford Stock HLS Fund - Class IB	Hartford Total Return Bond Fund - Class R4	Hartford Total Return Bond Fund - Class R5	Hartford Total Return Bond HLS Fund - Class IA	Hartford Total Return Bond HLS Fund - Class IB
Investment income:
Dividends	$4,677	$595	$2,672	$259,511	$58,877

Expenses:
Mortality and expense risk charges	(2,604)	(188)	(589)	(28,892)	(12,400)
Total Expenses	(2,604)	(188)	(589)	(28,892)	(12,400)
Net Investment income (loss)	2,073	407	2,083	230,619	46,477

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	16,573	(4,999)	(266)	(225,385)	(67,567)
Net realized gain distributions	11,006	—	—	—	—
Change in net unrealized appreciation (depreciation) on investments	2,040	4,088	(1,164)	131,292	44,085
Net gain (loss) on investments	29,619	(911)	(1,430)	(94,093)	(23,482)
Net increase (decrease) in net assets resulting from operations	$31,692	$(504)	$653	$136,526	$22,995

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	Hartford Ultrashort Bond HLS Fund - Class IA	Hartford Ultrashort Bond HLS Fund - Class IB	Hotchkis & Wiley Large Cap Fundamental Value Fund - Class A (32)	Invesco American Franchise Fund - Class A	Invesco Balanced-Risk Commodity Strategy Fund - Class A
Investment income:
Dividends	$70,111	$65,025	$7,590	$—	$371

Expenses:
Mortality and expense risk charges	(8,673)	(18,364)	(3,020)	(5,266)	(187)
Total Expenses	(8,673)	(18,364)	(3,020)	(5,266)	(187)
Net Investment income (loss)	61,438	46,661	4,570	(5,266)	184

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	2,795	54,487	23,383	30,279	(1)
Net realized gain distributions	—	—	50,563	36,590	342
Change in net unrealized appreciation (depreciation) on investments	(1,903)	(23,600)	(14,317)	188,739	44
Net gain (loss) on investments	892	30,887	59,629	255,608	385
Net increase (decrease) in net assets resulting from operations	$62,330	$77,548	$64,199	$250,342	$569

(32) Formerly, Hotchkis and Wiley Large Cap Value Fund. Name changed to Hotchkis & Wiley Large Cap Fundamental Value Fund effective August 29, 2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	Invesco Comstock Fund - Class A	Invesco Developing Markets Fund - Class A	Invesco Developing Markets Fund - Class Y	Invesco Discovery Large Cap Fund - Class A (37)	Invesco Discovery Mid Cap Growth Fund - Class A
Investment income:
Dividends	$67,878	$105	$1,836	$—	$—

Expenses:
Mortality and expense risk charges	(19,354)	(13,864)	—	(4,696)	(9,759)
Total Expenses	(19,354)	(13,864)	—	(4,696)	(9,759)
Net Investment income (loss)	48,524	(13,759)	1,836	(4,696)	(9,759)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	114,094	(603)	3,102	16,719	33,649
Net realized gain distributions	321,162	—	—	29,444	51,838
Change in net unrealized appreciation (depreciation) on investments	49,205	(28,824)	(12,932)	223,620	147,622
Net gain (loss) on investments	484,461	(29,427)	(9,830)	269,783	233,109
Net increase (decrease) in net assets resulting from operations	$532,985	$(43,186)	$(7,994)	$265,087	$223,350

(37) Formerly, Invesco Capital Appreciation Fund. Name changed to Invesco Discovery Large Cap Fund effective December 20, 2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	Invesco Diversified Dividend Fund - Investor Class	Invesco Dividend Income Fund - Class A	Invesco Equity and Income Fund - Class A	Invesco EQV Emerging Markets All Cap Fund - Class A	Invesco EQV Emerging Markets All Cap Fund - Class Y
Investment income:
Dividends	$6,959	$275	$214,932	$3,087	$26,845

Expenses:
Mortality and expense risk charges	(3,286)	(164)	(44,210)	(2,761)	—
Total Expenses	(3,286)	(164)	(44,210)	(2,761)	—
Net Investment income (loss)	3,673	111	170,722	326	26,845

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	2,180	37	109,508	(825)	(100,645)
Net realized gain distributions	39,632	953	618,120	—	—
Change in net unrealized appreciation (depreciation) on investments	4,308	423	284,453	(3,033)	69,720
Net gain (loss) on investments	46,120	1,413	1,012,081	(3,858)	(30,925)
Net increase (decrease) in net assets resulting from operations	$49,793	$1,524	$1,182,803	$(3,532)	$(4,080)

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	Invesco EQV European Equity Fund - Class A	Invesco EQV International Equity Fund - Class A	Invesco Global Core Equity Fund - Class A	Invesco Global Fund - Class A	Invesco Global Opportunities Fund - Class A
Investment income:
Dividends	$8,520	$7,340	$1,037	$—	$9

Expenses:
Mortality and expense risk charges	(1,249)	(3,258)	(761)	(21,011)	(468)
Total Expenses	(1,249)	(3,258)	(761)	(21,011)	(468)
Net Investment income (loss)	7,271	4,082	276	(21,011)	(459)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(798)	(5,313)	836	108,731	(3,948)
Net realized gain distributions	14,801	12,368	3,965	627,650	—
Change in net unrealized appreciation (depreciation) on investments	(24,279)	(13,905)	4,188	132,649	(6,370)
Net gain (loss) on investments	(10,276)	(6,850)	8,989	869,030	(10,318)
Net increase (decrease) in net assets resulting from operations	$(3,005)	$(2,768)	$9,265	$848,019	$(10,777)

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	Invesco Global Strategic Income Fund - Class A	Invesco Gold & Special Minerals Fund - Class A	Invesco Growth and Income Fund - Class A	Invesco International Bond Fund - Class A	Invesco International Diversified Fund - Class A
Investment income:
Dividends	$13,248	$13,136	$26,262	$132,327	$2,517

Expenses:
Mortality and expense risk charges	(2,415)	(15,412)	(18,135)	(20,111)	(2,373)
Total Expenses	(2,415)	(15,412)	(18,135)	(20,111)	(2,373)
Net Investment income (loss)	10,833	(2,276)	8,127	112,216	144

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(8,674)	121,501	823	(133,256)	(2,320)
Net realized gain distributions	—	—	193,020	—	6,169
Change in net unrealized appreciation (depreciation) on investments	3,161	97,688	91,512	51,710	(11,459)
Net gain (loss) on investments	(5,513)	219,189	285,355	(81,546)	(7,610)
Net increase (decrease) in net assets resulting from operations	$5,320	$216,913	$293,482	$30,670	$(7,466)

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	Invesco Main Street All Cap Fund® - Class A	Invesco Main Street Fund® - Class A	Invesco Main Street Mid Cap Fund® - Class A	Invesco Oppenheimer International Growth Fund - Class A	Invesco Quality Income Fund - Class A
Investment income:
Dividends	$7,532	$3,156	$6,446	$1,468	$69

Expenses:
Mortality and expense risk charges	(9,222)	(4,569)	(17,116)	(4,651)	(16)
Total Expenses	(9,222)	(4,569)	(17,116)	(4,651)	(16)
Net Investment income (loss)	(1,690)	(1,413)	(10,670)	(3,183)	53

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	78,255	10,915	59,442	(6,080)	(57)
Net realized gain distributions	120,255	23,069	211,323	50,926	—
Change in net unrealized appreciation (depreciation) on investments	147,330	56,584	122,309	(54,648)	(5)
Net gain (loss) on investments	345,840	90,568	393,074	(9,802)	(62)
Net increase (decrease) in net assets resulting from operations	$344,150	$89,155	$382,404	$(12,985)	$(9)

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	Invesco Real Estate Fund - Class A	Invesco Real Estate Fund - Class R5	Invesco Rising Dividends Fund - Class A	Invesco Small Cap Equity Fund - Class A	Invesco Small Cap Growth Fund - Class A
Investment income:
Dividends	$58,728	$17,505	$113	$—	$—

Expenses:
Mortality and expense risk charges	(17,490)	—	(163)	(1,531)	(19,863)
Total Expenses	(17,490)	—	(163)	(1,531)	(19,863)
Net Investment income (loss)	41,238	17,505	(50)	(1,531)	(19,863)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(127,429)	(25,373)	381	1,093	(110,361)
Net realized gain distributions	51,154	12,969	1,417	14,180	—
Change in net unrealized appreciation (depreciation) on investments	66,800	9,995	350	12,824	513,905
Net gain (loss) on investments	(9,475)	(2,409)	2,148	28,097	403,544
Net increase (decrease) in net assets resulting from operations	$31,763	$15,096	$2,098	$26,566	$383,681

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	Invesco Small Cap Growth Fund - Investor Class	Invesco Small Cap Value Fund - Class A	Invesco Technology Fund - Investor Class	Invesco V.I. Diversified Dividend Fund - Series I	Invesco V.I. Small Cap Equity Fund - Series I
Investment income:
Dividends	$—	$3,359	$—	$501	$164

Expenses:
Mortality and expense risk charges	(4,860)	(9,154)	(9,909)	(184)	(904)
Total Expenses	(4,860)	(9,154)	(9,909)	(184)	(904)
Net Investment income (loss)	(4,860)	(5,795)	(9,909)	317	(740)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(14,223)	46,083	29,542	20	787
Net realized gain distributions	—	68,027	182,658	1,067	5,798
Change in net unrealized appreciation (depreciation) on investments	137,710	88,172	177,248	1,600	14,666
Net gain (loss) on investments	123,487	202,282	389,448	2,687	21,251
Net increase (decrease) in net assets resulting from operations	$118,627	$196,487	$379,539	$3,004	$20,511

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	Invesco V.I. Technology Fund - Series I	Invesco Value Opportunities Fund - Class A	Janus Henderson Balanced Fund - Class S	Janus Henderson Balanced Portfolio - Institutional Shares	Janus Henderson Enterprise Fund - Class S
Investment income:
Dividends	$—	$1,881	$51,916	$4,882	$13,885

Expenses:
Mortality and expense risk charges	(543)	(4,168)	(16,050)	(1,493)	(15,912)
Total Expenses	(543)	(4,168)	(16,050)	(1,493)	(15,912)
Net Investment income (loss)	(543)	(2,287)	35,866	3,389	(2,027)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	1,138	7,348	47,900	3,886	18,953
Net realized gain distributions	2,624	33,061	134,038	—	109,536
Change in net unrealized appreciation (depreciation) on investments	11,278	68,649	163,497	17,220	110,636
Net gain (loss) on investments	15,040	109,058	345,435	21,106	239,125
Net increase (decrease) in net assets resulting from operations	$14,497	$106,771	$381,301	$24,495	$237,098

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	Janus Henderson Enterprise Portfolio - Institutional Shares	Janus Henderson Forty Fund - Class S	Janus Henderson Forty Portfolio - Institutional Shares	Janus Henderson Global Research Fund - Class S	Janus Henderson Global Research Portfolio - Institutional Shares
Investment income:
Dividends	$643	$32,384	$4,512	$1,068	$2,544

Expenses:
Mortality and expense risk charges	(537)	(52,354)	(29,479)	(1,205)	(2,366)
Total Expenses	(537)	(52,354)	(29,479)	(1,205)	(2,366)
Net Investment income (loss)	106	(19,970)	(24,967)	(137)	178

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	3,929	352,204	39,498	14,174	3,565
Net realized gain distributions	3,750	931,270	235,483	13,346	10,664
Change in net unrealized appreciation (depreciation) on investments	1,295	856,637	739,807	12,746	52,065
Net gain (loss) on investments	8,974	2,140,111	1,014,788	40,266	66,294
Net increase (decrease) in net assets resulting from operations	$9,080	$2,120,141	$989,821	$40,129	$66,472

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	Janus Henderson Mid Cap Value Fund - Class S	Janus Henderson Overseas Fund - Class S	Janus Henderson Overseas Portfolio - Institutional Shares	John Hancock New Opportunities Fund - Class A	JPMorgan Core Bond Fund - Class A
Investment income:
Dividends	$921	$21,093	$2,294	$—	$44,331

Expenses:
Mortality and expense risk charges	(2,603)	(12,491)	(1,172)	(2,756)	(7,612)
Total Expenses	(2,603)	(12,491)	(1,172)	(2,756)	(7,612)
Net Investment income (loss)	(1,682)	8,602	1,122	(2,756)	36,719

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	1,463	66,021	579	6,009	(27,634)
Net realized gain distributions	15,720	—	—	9,323	—
Change in net unrealized appreciation (depreciation) on investments	11,860	11,361	6,322	14,041	3,146
Net gain (loss) on investments	29,043	77,382	6,901	29,373	(24,488)
Net increase (decrease) in net assets resulting from operations	$27,361	$85,984	$8,023	$26,617	$12,231

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	JPMorgan Large Cap Growth Fund - Class A	JPMorgan Large Cap Growth Fund - Class R2 (22)	JPMorgan Mid Cap Growth - Class R3	JPMorgan Small Cap Equity Fund - Class A	JPMorgan Small Cap Growth Fund - Class A
Investment income:
Dividends	$—	$—	$—	$793	$5,391

Expenses:
Mortality and expense risk charges	(421)	(3)	—	(1,544)	(10,497)
Total Expenses	(421)	(3)	—	(1,544)	(10,497)
Net Investment income (loss)	(421)	(3)	—	(751)	(5,106)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	42,363	—	34,326	304	(272)
Net realized gain distributions	6,788	19	117,861	40,588	—
Change in net unrealized appreciation (depreciation) on investments	57,064	26	72,306	(19,689)	105,079
Net gain (loss) on investments	106,215	45	224,493	21,203	104,807
Net increase (decrease) in net assets resulting from operations	$105,794	$42	$224,493	$20,452	$99,701

(22) The Sub-Account commenced operations on September 12, 2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	JPMorgan Small Cap Value Fund - Class A	JPMorgan SmartRetirement® 2020 Fund - Class A	JPMorgan SmartRetirement® 2025 Fund - Class A	JPMorgan SmartRetirement® 2030 Fund - Class A	JPMorgan SmartRetirement® 2035 Fund - Class A
Investment income:
Dividends	$3,685	$47,955	$131,015	$195,481	$117,487

Expenses:
Mortality and expense risk charges	(924)	(12,952)	(24,553)	(44,406)	(29,702)
Total Expenses	(924)	(12,952)	(24,553)	(44,406)	(29,702)
Net Investment income (loss)	2,761	35,003	106,462	151,075	87,785

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(2,084)	(98,001)	(23,392)	39,255	10,430
Net realized gain distributions	29,070	11,673	39,396	141,220	91,300
Change in net unrealized appreciation (depreciation) on investments	7,787	191,437	213,578	164,912	257,920
Net gain (loss) on investments	34,773	105,109	229,582	345,387	359,650
Net increase (decrease) in net assets resulting from operations	$37,534	$140,112	$336,044	$496,462	$447,435

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	JPMorgan SmartRetirement® 2040 Fund - Class A	JPMorgan SmartRetirement® 2045 Fund - Class A	JPMorgan SmartRetirement® 2050 Fund - Class A	JPMorgan SmartRetirement® 2055 Fund - Class A	JPMorgan SmartRetirement® 2060 Fund - Class A
Investment income:
Dividends	$134,175	$76,741	$87,962	$40,847	$1,083

Expenses:
Mortality and expense risk charges	(30,911)	(26,700)	(26,081)	(13,878)	(230)
Total Expenses	(30,911)	(26,700)	(26,081)	(13,878)	(230)
Net Investment income (loss)	103,264	50,041	61,881	26,969	853

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	16,844	15,206	30,866	38,287	1,564
Net realized gain distributions	135,001	79,163	20,177	4,622	453
Change in net unrealized appreciation (depreciation) on investments	276,493	266,165	398,211	173,674	2,132
Net gain (loss) on investments	428,338	360,534	449,254	216,583	4,149
Net increase (decrease) in net assets resulting from operations	$531,602	$410,575	$511,135	$243,552	$5,002

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	JPMorgan SmartRetirement® Income Fund - Class A	JPMorgan U.S. Equity Fund - Class A	JPMorgan U.S. Government Money Market Fund - Reserve Class	Keeley Small Cap Dividend Value Fund - Class A	LKCM Aquinas Catholic Equity Fund
Investment income:
Dividends	$11,629	$2,344	$22,411	$9,448	$882

Expenses:
Mortality and expense risk charges	(2,123)	(5,547)	(5,764)	(1,904)	(3,417)
Total Expenses	(2,123)	(5,547)	(5,764)	(1,904)	(3,417)
Net Investment income (loss)	9,506	(3,203)	16,647	7,544	(2,535)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(11,152)	45,738	—	2,420	361
Net realized gain distributions	—	43,704	—	50,548	24,609
Change in net unrealized appreciation (depreciation) on investments	24,892	72,311	—	19,909	13,490
Net gain (loss) on investments	13,740	161,753	—	72,877	38,460
Net increase (decrease) in net assets resulting from operations	$23,246	$158,550	$16,647	$80,421	$35,925

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	Loomis Sayles Bond Fund - Class ADM	Loomis Sayles Bond Fund - Retail Class	Lord Abbett Affiliated Fund - Class A	Lord Abbett Affiliated Fund - Class P	Lord Abbett Bond Debenture Fund - Class A
Investment income:
Dividends	$8,341	$5,911	$6,097	$923	$96,000

Expenses:
Mortality and expense risk charges	(1,921)	—	(3,585)	(602)	(11,246)
Total Expenses	(1,921)	—	(3,585)	(602)	(11,246)
Net Investment income (loss)	6,420	5,911	2,512	321	84,754

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(8,895)	76	11,045	6,344	(15,461)
Net realized gain distributions	—	—	15,223	2,436	—
Change in net unrealized appreciation (depreciation) on investments	10,602	602	22,708	883	26,171
Net gain (loss) on investments	1,707	678	48,976	9,663	10,710
Net increase (decrease) in net assets resulting from operations	$8,127	$6,589	$51,488	$9,984	$95,464

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	Lord Abbett Bond-Debenture Fund - Class P	Lord Abbett Developing Growth Fund - Class A	Lord Abbett Developing Growth Fund - Class P	Lord Abbett Dividend Growth Fund - Class A	Lord Abbett Dividend Growth Fund - Class P
Investment income:
Dividends	$3,386	$184	$—	$1,141	$282

Expenses:
Mortality and expense risk charges	(436)	(6,334)	(25)	(1,777)	(738)
Total Expenses	(436)	(6,334)	(25)	(1,777)	(738)
Net Investment income (loss)	2,950	(6,150)	(25)	(636)	(456)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(131)	(14,883)	(5)	1,877	1,651
Net realized gain distributions	—	—	—	8,095	2,728
Change in net unrealized appreciation (depreciation) on investments	544	146,982	536	19,751	6,862
Net gain (loss) on investments	413	132,099	531	29,723	11,241
Net increase (decrease) in net assets resulting from operations	$3,363	$125,949	$506	$29,087	$10,785

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	Lord Abbett Fundamental Equity Fund - Class A	Lord Abbett Fundamental Equity Fund - Class P	Lord Abbett Growth Opportunities Fund - Class A	Lord Abbett International Equity Fund - Class A	Lord Abbett Total Return Fund - Class A
Investment income:
Dividends	$11,317	$112	$—	$5,052	$326,215

Expenses:
Mortality and expense risk charges	(13,125)	(145)	(3,451)	(1,909)	(5,488)
Total Expenses	(13,125)	(145)	(3,451)	(1,909)	(5,488)
Net Investment income (loss)	(1,808)	(33)	(3,451)	3,143	320,727

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	21,131	21	4,495	8,059	(96,993)
Net realized gain distributions	78,964	1,032	—	9,604	—
Change in net unrealized appreciation (depreciation) on investments	129,804	1,796	91,807	13,368	(51,994)
Net gain (loss) on investments	229,899	2,849	96,302	31,031	(148,987)
Net increase (decrease) in net assets resulting from operations	$228,091	$2,816	$92,851	$34,174	$171,740

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	Lord Abbett Value Opportunities Fund - Class A	Lord Abbett Value Opportunities Fund - Class P	LVIP American Century Balanced Fund - Standard Class II (1)	LVIP American Century Disciplined Core Value Fund - Standard Class II (2)	LVIP American Century Ultra Fund - Standard Class II (3)
Investment income:
Dividends	$—	$—	$13,732	$2,777	$—

Expenses:
Mortality and expense risk charges	(19,682)	(3,482)	(4,638)	(1,474)	(11,646)
Total Expenses	(19,682)	(3,482)	(4,638)	(1,474)	(11,646)
Net Investment income (loss)	(19,682)	(3,482)	9,094	1,303	(11,646)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	5,881	(973)	6,350	(156)	121,219
Net realized gain distributions	142,292	32,905	—	—	137,661
Change in net unrealized appreciation (depreciation) on investments	134,045	28,453	54,817	22,445	150,532
Net gain (loss) on investments	282,218	60,385	61,167	22,289	409,412
Net increase (decrease) in net assets resulting from operations	$262,536	$56,903	$70,261	$23,592	$397,766

(1) American Century Balanced Fund merged into LVIP American Century Balanced Fund on April 26, 2024. All activity prior to April 26, 2024, is related to the American Century Balanced Fund, while all activity subsequent to April 26, 2024, is related to the LVIP American Century Balanced Fund.
(2) American Century Disciplined Core Value Fund merged into LVIP American Century Disciplined Core Value Fund on April 26, 2024. All activity prior to April 26, 2024, is related to the American Century Disciplined Core Value Fund, while all activity subsequent to April 26, 2024, is related to the LVIP American Century Disciplined Core Fund.
(3) American Century Ultra Fund merged into LVIP American Century Ultra Fund on April 26, 2024. All activity prior to April 26, 2024, is related to the American Century Ultra Fund, while all activity subsequent to April 26, 2024, is related to the LVIP American Century Ultra Fund.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	LVIP American Century Value Fund - Standard Class II (4)	Macquarie Asset Strategy Fund - Class Y (36)	Macquarie Diversified Income Fund - Class A (30)	Macquarie Extended Duration Bond Fund - Class A (31)	Macquarie Large Cap Growth Fund - Class Y (34)
Investment income:
Dividends	$13,345	$13,205	$19,980	$662	$—

Expenses:
Mortality and expense risk charges	(3,596)	(8,467)	(3,409)	(76)	(6,458)
Total Expenses	(3,596)	(8,467)	(3,409)	(76)	(6,458)
Net Investment income (loss)	9,749	4,738	16,571	586	(6,458)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	31,996	(1,132)	(742)	(88)	82,270
Net realized gain distributions	30,568	39,539	—	—	10,204
Change in net unrealized appreciation (depreciation) on investments	(23,471)	35,773	(6,809)	(3,332)	61,657
Net gain (loss) on investments	39,093	74,180	(7,551)	(3,420)	154,131
Net increase (decrease) in net assets resulting from operations	$48,842	$78,918	$9,020	$(2,834)	$147,673

(4) American Century Value Fund merged into LVIP American Century Value Fund on April 26, 2024. All activity prior to April 26, 2024, is related to the American Century Value Fund, while all activity subsequent to April 26, 2024, is related to the LVIP American Century Value Fund.
(30) Formerly, Delaware Diversified Income Fund. Name changed to Macquarie Diversified Income Fund effective December 31, 2024.
(31) Formerly, Delaware Extended Duration Bond Fund. Name changed to Macquarie Extended Duration Bond Fund effective December 31, 2024.
(34) Formerly, Delaware Ivy Large Cap Growth Fund. Name changed to Macquarie Large Cap Growth Fund effective December 31, 2024.
(36) Formerly, Delaware Ivy Asset Strategy Fund. Name changed to Macquarie Asset Strategy Fund effective December 31, 2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	Macquarie Natural Resources Fund - Class Y (33)	Macquarie Science and Technology Fund - Class Y (35)	Macquarie Small Cap Growth Fund - Class Y (38)	Massachusetts Investors Growth Stock Fund - Class A	Massachusetts Investors Trust - Class R3
Investment income:
Dividends	$44,861	$—	$—	$5,611	$4,141

Expenses:
Mortality and expense risk charges	(8,773)	(15,403)	(803)	(5,307)	(4,004)
Total Expenses	(8,773)	(15,403)	(803)	(5,307)	(4,004)
Net Investment income (loss)	36,088	(15,403)	(803)	304	137

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	18,600	1,365	(12,625)	59,482	8,984
Net realized gain distributions	—	265,546	25,790	196,237	116,207
Change in net unrealized appreciation (depreciation) on investments	(58,640)	215,715	81,935	109,608	20,240
Net gain (loss) on investments	(40,040)	482,626	95,100	365,327	145,431
Net increase (decrease) in net assets resulting from operations	$(3,952)	$467,223	$94,297	$365,631	$145,568

(33) Formerly, Delaware Ivy Natural Resources Fund. Name changed to Macquarie Natural Resources Fund effective December 31, 2024.
(35) Formerly, Delaware Ivy Science & Technology Fund. Name changed to Macquarie Science and Technology Fund effective December 31, 2024.
(38) Formerly, Delaware Ivy Small Cap Growth Fund. Name changed to Macquarie Small Cap Growth Fund effective December 31, 2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	MassMutual 80/20 Allocation Fund - Class R4	MassMutual Blue Chip Growth Fund - Class R4	MassMutual Blue Chip Growth Fund - Class R5	MassMutual Core Bond Fund - Class R4 (11)	MassMutual Core Bond Fund - Class R5 (42)
Investment income:
Dividends	$31	$—	$—	$7,475	$128,987

Expenses:
Mortality and expense risk charges	(19)	(135)	—	(468)	—
Total Expenses	(19)	(135)	—	(468)	—
Net Investment income (loss)	12	(135)	—	7,007	128,987

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	215	(4,146)	(258,590)	(8,167)	(52,607)
Net realized gain distributions	77	8,395	5,465,238	—	—
Change in net unrealized appreciation (depreciation) on investments	(27)	7,390	7,444,895	5,178	(33,935)
Net gain (loss) on investments	265	11,639	12,651,543	(2,989)	(86,542)
Net increase (decrease) in net assets resulting from operations	$277	$11,504	$12,651,543	$4,018	$42,445

(11) MassMutual Strategic Bond Fund merged into MassMutual Core Bond Fund on September 23, 2024. All activity prior to September 23, 2024, is related to the MassMutual Strategic Bond Fund, while all activity subsequent to September 23, 2024, is related to the MassMutual Core Bond Fund.
(42) MassMutual Strategic Bond Fund merged into MassMutual Core Bond Fund on September 23, 2024. All activity prior to September 23, 2024, is related to the MassMutual Strategic Bond Fund, while all activity subsequent to September 23, 2024, is related to the MassMutual Core Bond Fund.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	MassMutual Equity Opportunities Fund - Class R5	MassMutual Global Fund - Class R5	MassMutual High Yield Fund - Class R5	MassMutual International Equity Fund - Class R4	MassMutual Mid Cap Growth Fund - Class R4
Investment income:
Dividends	$24,424	$—	$167,224	$57	$713

Expenses:
Mortality and expense risk charges	—	—	—	(45)	(1,199)
Total Expenses	—	—	—	(45)	(1,199)
Net Investment income (loss)	24,424	—	167,224	12	(486)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	8,695	(1,339)	(13,993)	76	(1,907)
Net realized gain distributions	235,320	22,372	—	145	28,456
Change in net unrealized appreciation (depreciation) on investments	(62,273)	(6,845)	62,663	(374)	(10,670)
Net gain (loss) on investments	181,742	14,188	48,670	(153)	15,879
Net increase (decrease) in net assets resulting from operations	$206,166	$14,188	$215,894	$(141)	$15,393

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	MassMutual Mid Cap Growth Fund - Class R5	MassMutual Overseas Fund - Class R4 (10)	MassMutual RetireSMART℠ by JPMorgan 2020 Fund - Class R4	MassMutual RetireSMART℠ by JPMorgan 2025 Fund - Class R4	MassMutual RetireSMART℠ by JPMorgan 2030 Fund - Class R4
Investment income:
Dividends	$8,198	$—	$8,013	$52,087	$38,828

Expenses:
Mortality and expense risk charges	—	(41)	(2,286)	(9,853)	(11,272)
Total Expenses	—	(41)	(2,286)	(9,853)	(11,272)
Net Investment income (loss)	8,198	(41)	5,727	42,234	27,556

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(53,875)	549	(1,379)	(23,919)	(21,181)
Net realized gain distributions	180,486	—	—	—	—
Change in net unrealized appreciation (depreciation) on investments	19,550	(243)	13,735	74,319	117,866
Net gain (loss) on investments	146,161	306	12,356	50,400	96,685
Net increase (decrease) in net assets resulting from operations	$154,359	$265	$18,083	$92,634	$124,241

(10) The Sub-Account ceased operations on March 4, 2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	MassMutual RetireSMART℠ by JPMorgan 2035 Fund - Class R4	MassMutual RetireSMART℠ by JPMorgan 2040 Fund - Class R4	MassMutual RetireSMART℠ by JPMorgan 2045 Fund - Class R4	MassMutual RetireSMART℠ by JPMorgan 2050 Fund - Class R4	MassMutual RetireSMART℠ by JPMorgan 2055 Fund - Class R4
Investment income:
Dividends	$57,883	$70,879	$45,878	$15,581	$11,924

Expenses:
Mortality and expense risk charges	(9,395)	(18,245)	(9,351)	(4,826)	(3,392)
Total Expenses	(9,395)	(18,245)	(9,351)	(4,826)	(3,392)
Net Investment income (loss)	48,488	52,634	36,527	10,755	8,532

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(6,156)	(4,285)	(6,546)	1,276	(9,370)
Net realized gain distributions	81,632	159,779	95,028	50,199	26,748
Change in net unrealized appreciation (depreciation) on investments	51,087	88,169	32,898	10,767	18,065
Net gain (loss) on investments	126,563	243,663	121,380	62,242	35,443
Net increase (decrease) in net assets resulting from operations	$175,051	$296,297	$157,907	$72,997	$43,975

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	MassMutual RetireSMART℠ by JPMorgan in Retirement Fund - Class R4	MassMutual RetireSMART℠ by JPMorgan 2060 Fund - Class R4	MassMutual Select T. Rowe Price Retirement 2015 Fund - Class M3 (23)	MassMutual Select T. Rowe Price Retirement 2020 Fund - Class M3	MassMutual Select T. Rowe Price Retirement 2025 Fund - Class M3
Investment income:
Dividends	$17,554	$3,050	$2	$5,608	$203

Expenses:
Mortality and expense risk charges	(613)	(391)	—	(1,759)	(20)
Total Expenses	(613)	(391)	—	(1,759)	(20)
Net Investment income (loss)	16,941	2,659	2	3,849	183

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(5,635)	(2,960)	—	33	1
Net realized gain distributions	—	9,087	—	—	—
Change in net unrealized appreciation (depreciation) on investments	8,736	1,813	(1)	7,836	53
Net gain (loss) on investments	3,101	7,940	(1)	7,869	54
Net increase (decrease) in net assets resulting from operations	$20,042	$10,599	$1	$11,718	$237

(23) The Sub-Account commenced operations on August 13, 2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	MassMutual Select T. Rowe Price Retirement 2030 Fund - Class M3	MassMutual Select T. Rowe Price Retirement 2035 Fund - Class M3	MassMutual Select T. Rowe Price Retirement 2040 Fund - Class M3	MassMutual Select T. Rowe Price Retirement 2045 Fund - Class M3	MassMutual Select T. Rowe Price Retirement 2050 Fund - Class M3
Investment income:
Dividends	$12,941	$7,264	$4,203	$419	$3,560

Expenses:
Mortality and expense risk charges	(4,998)	(2,825)	(1,691)	(177)	(1,713)
Total Expenses	(4,998)	(2,825)	(1,691)	(177)	(1,713)
Net Investment income (loss)	7,943	4,439	2,512	242	1,847

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	239	215	1,022	24	1,213
Net realized gain distributions	1,808	6,365	13,375	972	11,994
Change in net unrealized appreciation (depreciation) on investments	25,009	11,043	(2,400)	158	35
Net gain (loss) on investments	27,056	17,623	11,997	1,154	13,242
Net increase (decrease) in net assets resulting from operations	$34,999	$22,062	$14,509	$1,396	$15,089

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	MassMutual Select T. Rowe Price Retirement 2055 Fund - Class M3	MassMutual Select T. Rowe Price Retirement 2060 Fund - Class M3	MassMutual Short-Duration Bond Fund - Class R4 (5)	MassMutual Small Cap Growth Equity Fund - Class R4	MassMutual Small Cap Opportunities Fund - Class R4
Investment income:
Dividends	$1,068	$1,336	$3	$—	$1,021

Expenses:
Mortality and expense risk charges	(473)	(502)	—	(234)	(754)
Total Expenses	(473)	(502)	—	(234)	(754)
Net Investment income (loss)	595	834	3	(234)	267

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	32	44	3	(25,733)	12,583
Net realized gain distributions	2,633	1,166	—	199,328	33,904
Change in net unrealized appreciation (depreciation) on investments	810	1,669	—	163,031	965
Net gain (loss) on investments	3,475	2,879	3	336,626	47,452
Net increase (decrease) in net assets resulting from operations	$4,070	$3,713	$6	$336,392	$47,719

(5) This Sub-Account represents an eligible investment option for participants that had activity during the year, but did not have participant holdings as of 12/31/2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	MassMutual Small Cap Opportunities Fund - Class R5	MassMutual Strategic Emerging Markets Fund - Class R4	MassMutual Total Return Bond Fund - Class R4	MFS® Core Equity Fund - Class A	MFS® Core Equity Fund - Class R3
Investment income:
Dividends	$3,616	$—	$5,154	$12,613	$196

Expenses:
Mortality and expense risk charges	—	(150)	(878)	(8,884)	(463)
Total Expenses	—	(150)	(878)	(8,884)	(463)
Net Investment income (loss)	3,616	(150)	4,276	3,729	(267)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	11,637	(272)	(20,819)	57,225	650
Net realized gain distributions	48,995	—	—	179,917	2,960
Change in net unrealized appreciation (depreciation) on investments	3,321	18	18,890	184,834	2,678
Net gain (loss) on investments	63,953	(254)	(1,929)	421,976	6,288
Net increase (decrease) in net assets resulting from operations	$67,569	$(404)	$2,347	$425,705	$6,021

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	MFS® Emerging Markets Debt Fund - Class R3	MFS® Government Securities Fund - Class R3	MFS® Growth Fund - Class R3	MFS® High Income Fund - Class A	MFS® High Yield Portfolio - Initial Class
Investment income:
Dividends	$5,959	$145,443	$—	$31,325	$983

Expenses:
Mortality and expense risk charges	(720)	(10,468)	(9,211)	(3,095)	(91)
Total Expenses	(720)	(10,468)	(9,211)	(3,095)	(91)
Net Investment income (loss)	5,239	134,975	(9,211)	28,230	892

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(8,159)	(98,750)	133,365	(10,091)	(528)
Net realized gain distributions	—	—	126,262	—	—
Change in net unrealized appreciation (depreciation) on investments	7,907	(30,936)	35,801	12,190	549
Net gain (loss) on investments	(252)	(129,686)	295,428	2,099	21
Net increase (decrease) in net assets resulting from operations	$4,987	$5,289	$286,217	$30,329	$913

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	MFS® International Growth Fund - Class R3	MFS® International Intrinsic Value Fund - Class R3	MFS® International New Discovery Fund - Class A	MFS® Massachusetts Investors Growth Stock Portfolio - Initial Class	MFS® Mid Cap Growth Fund - Class A
Investment income:
Dividends	$3,574	$317,507	$6,663	$191	$—

Expenses:
Mortality and expense risk charges	(2,874)	(5,662)	(1,832)	(379)	(4,293)
Total Expenses	(2,874)	(5,662)	(1,832)	(379)	(4,293)
Net Investment income (loss)	700	311,845	4,831	(188)	(4,293)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	1,688	(46,562)	5,005	383	20,108
Net realized gain distributions	12,717	1,769,637	14,859	4,781	41,802
Change in net unrealized appreciation (depreciation) on investments	2,816	(693,643)	(22,473)	2,580	10,832
Net gain (loss) on investments	17,221	1,029,432	(2,609)	7,744	72,742
Net increase (decrease) in net assets resulting from operations	$17,921	$1,341,277	$2,222	$7,556	$68,449

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	MFS® New Discovery Fund - Class R3	MFS® Research International Fund - Class R3	MFS® Technology Fund - Class R3	MFS® Total Return Bond Fund - Class R3	MFS® Total Return Fund - Class R3
Investment income:
Dividends	$—	$49,185	$—	$29,336	$70,875

Expenses:
Mortality and expense risk charges	(803)	(20,471)	(2,274)	(4,679)	(20,490)
Total Expenses	(803)	(20,471)	(2,274)	(4,679)	(20,490)
Net Investment income (loss)	(803)	28,714	(2,274)	24,657	50,385

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(53,324)	95,714	12,199	(15,594)	(15,891)
Net realized gain distributions	—	—	50,424	—	186,351
Change in net unrealized appreciation (depreciation) on investments	267,552	(69,823)	39,443	830	(25,747)
Net gain (loss) on investments	214,228	25,891	102,066	(14,764)	144,713
Net increase (decrease) in net assets resulting from operations	$213,425	$54,605	$99,792	$9,893	$195,098

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	MFS® Utilities Fund - Class A	MFS® Utilities Fund - Class R3	MFS® Value Fund - Class A	MFS® Value Fund - Class R3	MFS® VIT Utilities Series - Initial Class
Investment income:
Dividends	$37,697	$46,463	$100,058	$81,543	$2,055

Expenses:
Mortality and expense risk charges	(9,815)	(15,192)	(8,768)	(23,519)	(619)
Total Expenses	(9,815)	(15,192)	(8,768)	(23,519)	(619)
Net Investment income (loss)	27,882	31,271	91,290	58,024	1,436

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	4,434	20,662	111,532	243,288	675
Net realized gain distributions	28,773	34,333	454,807	361,631	2,536
Change in net unrealized appreciation (depreciation) on investments	121,357	147,430	55,618	(88,204)	4,742
Net gain (loss) on investments	154,564	202,425	621,957	516,715	7,953
Net increase (decrease) in net assets resulting from operations	$182,446	$233,696	$713,247	$574,739	$9,389

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	MM S&P 500® Index Fund - Class R4	MSIF Global Opportunity Portfolio - Class A	Neuberger Berman Sustainable Equity Fund - Class A	Neuberger Berman Sustainable Equity Fund - Trust Class	NexPoint Merger Arbitrage Fund - Class A
Investment income:
Dividends	$8,759	$—	$—	$—	$2,032

Expenses:
Mortality and expense risk charges	(8,459)	(1,788)	(9,864)	(510)	(446)
Total Expenses	(8,459)	(1,788)	(9,864)	(510)	(446)
Net Investment income (loss)	300	(1,788)	(9,864)	(510)	1,586

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	18,262	11,989	21,696	2,934	(118)
Net realized gain distributions	260,409	17,217	95,347	19,263	—
Change in net unrealized appreciation (depreciation) on investments	(89,466)	15,762	264,430	49,752	368
Net gain (loss) on investments	189,205	44,968	381,473	71,949	250
Net increase (decrease) in net assets resulting from operations	$189,505	$43,180	$371,609	$71,439	$1,836

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	North Square Spectrum Alpha Fund - Class A	Nuveen Bond Index Fund - Retirement Class (46)	Nuveen Equity Index Fund - Retirement Class (47)	Nuveen International Value Fund - Class A	Nuveen Large Cap Growth Index Fund - Retirement Class (45)
Investment income:
Dividends	$—	$9,477	$71,359	$1,466	$17,177

Expenses:
Mortality and expense risk charges	(820)	(1,605)	(10,451)	(1,008)	(3,867)
Total Expenses	(820)	(1,605)	(10,451)	(1,008)	(3,867)
Net Investment income (loss)	(820)	7,872	60,908	458	13,310

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(1,579)	(624)	313,224	14,975	546,918
Net realized gain distributions	—	—	21,949	—	122,703
Change in net unrealized appreciation (depreciation) on investments	11,877	(11,420)	950,018	(10,669)	582,607
Net gain (loss) on investments	10,298	(12,044)	1,285,191	4,306	1,252,228
Net increase (decrease) in net assets resulting from operations	$9,478	$(4,172)	$1,346,099	$4,764	$1,265,538

(45) Formerly, TIAA-CREF Large Cap Growth Index Fund. Name change to Nuveen Large Cap Growth Index Fund effective May 1, 2024.
(46) Formerly, TIAA-CREF Bond Index Fund. Name change to Nuveen Bond Index Fund effective May 1, 2024.
(47) Formerly, TIAA-CREF Equity Index Fund. Name change to Nuveen Equity Index Fund effective May 1, 2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	Nuveen Large Cap Value Index Fund - Retirement Class (44)	Nuveen Mid Cap Growth Opportunities Fund - Class A	Nuveen Small Cap Select Fund - Class A	PGIM Jennison Focused Growth Fund - Class A	PGIM Jennison Mid-Cap Growth Fund - Class A
Investment income:
Dividends	$65,811	$—	$3	$—	$—

Expenses:
Mortality and expense risk charges	(2,530)	(1,025)	(183)	(2,413)	(6,093)
Total Expenses	(2,530)	(1,025)	(183)	(2,413)	(6,093)
Net Investment income (loss)	63,281	(1,025)	(180)	(2,413)	(6,093)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	131,276	(1,476)	179	15,823	(42,227)
Net realized gain distributions	38,324	—	671	—	42,407
Change in net unrealized appreciation (depreciation) on investments	269,318	14,627	2,239	44,082	70,993
Net gain (loss) on investments	438,918	13,151	3,089	59,905	71,173
Net increase (decrease) in net assets resulting from operations	$502,199	$12,126	$2,909	$57,492	$65,080

(44) Formerly, TIAA-CREF Large Cap Value Index Fund. Name change to Nuveen Large Cap Value Index Fund effective May 1, 2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	PGIM Jennison Natural Resources Fund - Class A	PIMCO Emerging Markets Bond Fund - Class A	PIMCO Real Return Fund - Admin Class	PIMCO Real Return Fund - Class A	PIMCO Total Return ESG Fund - Admin Class
Investment income:
Dividends	$134	$22,784	$69,638	$127,120	$121,753

Expenses:
Mortality and expense risk charges	(78)	(3,070)	—	(33,436)	(344)
Total Expenses	(78)	(3,070)	—	(33,436)	(344)
Net Investment income (loss)	56	19,714	69,638	93,684	121,409

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	11	(5,115)	(39,020)	(103,456)	(98,661)
Net realized gain distributions	—	—	—	—	—
Change in net unrealized appreciation (depreciation) on investments	(119)	8,030	26,148	76,367	60,583
Net gain (loss) on investments	(108)	2,915	(12,872)	(27,089)	(38,078)
Net increase (decrease) in net assets resulting from operations	$(52)	$22,629	$56,766	$66,595	$83,331

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	PIMCO Total Return Fund - Admin Class	PIMCO Total Return Fund - Class A	Pioneer Disciplined Value Fund - Class A	Pioneer Equity Income Fund - Class A	Pioneer Fund - Class A
Investment income:
Dividends	$50,664	$370,299	$5,912	$1,217	$3,827

Expenses:
Mortality and expense risk charges	—	(67,019)	(2,082)	(841)	(8,208)
Total Expenses	—	(67,019)	(2,082)	(841)	(8,208)
Net Investment income (loss)	50,664	303,280	3,830	376	(4,381)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(24,353)	(358,371)	(79)	(7,026)	40,702
Net realized gain distributions	—	—	5,653	14,691	92,708
Change in net unrealized appreciation (depreciation) on investments	1,200	179,886	16,254	(2,227)	13,410
Net gain (loss) on investments	(23,153)	(178,485)	21,828	5,438	146,820
Net increase (decrease) in net assets resulting from operations	$27,511	$124,795	$25,658	$5,814	$142,439

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	Pioneer Fundamental Growth Fund - Class A	Pioneer Global Sustainable Equity Fund - Class A	Pioneer High Yield Fund - Class A	Pioneer Mid Cap Value Fund - Class A	Pioneer Select Mid Cap Growth Fund - Class A
Investment income:
Dividends	$—	$26,443	$49,606	$14,911	$—

Expenses:
Mortality and expense risk charges	(375)	(12,268)	(5,355)	(8,773)	(1,011)
Total Expenses	(375)	(12,268)	(5,355)	(8,773)	(1,011)
Net Investment income (loss)	(375)	14,175	44,251	6,138	(1,011)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	10,220	36,508	(13,242)	7,709	1,873
Net realized gain distributions	1,477	79,630	—	71,708	12,509
Change in net unrealized appreciation (depreciation) on investments	(3,186)	20,429	32,741	5,152	9,298
Net gain (loss) on investments	8,511	136,567	19,499	84,569	23,680
Net increase (decrease) in net assets resulting from operations	$8,136	$150,742	$63,750	$90,707	$22,669

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	Pioneer Strategic Income Fund - Class A	Putnam Core Equity Fund - Class A	Putnam High Yield Fund - Class A	Putnam International Capital Opportunities Fund - Class A	Putnam International Equity Fund - Class A
Investment income:
Dividends	$236,486	$2,204	$51,593	$6,297	$122

Expenses:
Mortality and expense risk charges	(16,630)	(4,438)	(4,836)	(1,944)	(71)
Total Expenses	(16,630)	(4,438)	(4,836)	(1,944)	(71)
Net Investment income (loss)	219,856	(2,234)	46,757	4,353	51

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(107,189)	2,245	(13,248)	6,471	7
Net realized gain distributions	—	17,522	—	—	453
Change in net unrealized appreciation (depreciation) on investments	66,485	72,045	11,502	(3,783)	(428)
Net gain (loss) on investments	(40,704)	91,812	(1,746)	2,688	32
Net increase (decrease) in net assets resulting from operations	$179,152	$89,578	$45,011	$7,041	$83

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	Putnam Large Cap Growth Fund - Class A	Putnam Large Cap Value Fund - Class A	Putnam Small Cap Growth Fund - Class A	Putnam Sustainable Leaders Fund - Class A	Putnam VT Emerging Markets Equity Fund - Class IB
Investment income:
Dividends	$—	$32,247	$—	$38	$928

Expenses:
Mortality and expense risk charges	(87)	(10,402)	(2,066)	(70)	(482)
Total Expenses	(87)	(10,402)	(2,066)	(70)	(482)
Net Investment income (loss)	(87)	21,845	(2,066)	(32)	446

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	1,726	134,310	26,821	478	(28)
Net realized gain distributions	345	146,587	—	643	—
Change in net unrealized appreciation (depreciation) on investments	(98)	200,459	31,493	433	8,629
Net gain (loss) on investments	1,973	481,356	58,314	1,554	8,601
Net increase (decrease) in net assets resulting from operations	$1,886	$503,201	$56,248	$1,522	$9,047

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	Putnam VT Focused International Equity Fund - Class IB	Putnam VT High Yield Fund - Class IB	Putnam VT Small Cap Value Fund - Class IB	Putnam VT Sustainable Leaders Fund - Class IB	Royce Small-Cap Total Return Fund - Service Class
Investment income:
Dividends	$124	$9,644	$1,579	$1,038	$20,392

Expenses:
Mortality and expense risk charges	(54)	(1,163)	(1,114)	(3,632)	(5,112)
Total Expenses	(54)	(1,163)	(1,114)	(3,632)	(5,112)
Net Investment income (loss)	70	8,481	465	(2,594)	15,280

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(1)	(3,712)	(928)	1,792	(19,742)
Net realized gain distributions	—	—	7,661	3,364	39,786
Change in net unrealized appreciation (depreciation) on investments	121	6,570	1,621	97,620	44,117
Net gain (loss) on investments	120	2,858	8,354	102,776	64,161
Net increase (decrease) in net assets resulting from operations	$190	$11,339	$8,819	$100,182	$79,441

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	Royce Small-Cap Value Fund - Service Class	Royce Smaller-Companies Growth Fund - Service Class	Russell Investments LifePoints® Balanced Strategy Fund - Class R1 (14)	Russell Investments LifePoints® Conservative Strategy Fund - Class R1 (15)	Russell Investments LifePoints® Equity Growth Strategy Fund - Class R1 (16)
Investment income:
Dividends	$1,241	$3,839	$1,062	$201	$—

Expenses:
Mortality and expense risk charges	(1,629)	(1,305)	(620)	(53)	—
Total Expenses	(1,629)	(1,305)	(620)	(53)	—
Net Investment income (loss)	(388)	2,534	442	148	—

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	856	(9,100)	(32)	(15)	5
Net realized gain distributions	6,638	9,568	—	—	—
Change in net unrealized appreciation (depreciation) on investments	(4,627)	80,333	4,910	95	(2)
Net gain (loss) on investments	2,867	80,801	4,878	80	3
Net increase (decrease) in net assets resulting from operations	$2,479	$83,335	$5,320	$228	$3

(14) Russell Investments LifePoints® Balanced Strategy Fund - Class R4 merged into Russell Investments LifePoints® Balanced Strategy Fund - Class R1 on December 11, 2024. All activity prior to December 11, 2024, is related to the Russell Investments LifePoints® Balanced Strategy Fund - Class R4, while all activity subsequent to December 11, 2024, is related to the Russell Investments LifePoints® Balanced Strategy Fund - Class R1.
(15) Russell Investments LifePoints® Conservative Strategy Fund - Class R4 merged into Russell Investments LifePoints® Conservative Strategy Fund - Class R1 on December 11, 2024. All activity prior to December 11, 2024, is related to the Russell Investments LifePoints® Conservative Strategy Fund - Class R4, while all activity subsequent to December 11, 2024, is related to the Russell Investments LifePoints® Conservative Strategy Fund - Class R1.
(16) Russell Investments LifePoints® Equity Growth Strategy Fund- Class R4 merged into Russell Investments LifePoints® Equity Growth Strategy Fund - Class R1 on December 11, 2024. All activity prior to December 11, 2024, is related to the Russell Investments LifePoints® Equity Growth Strategy Fund- Class R4, while all activity subsequent to December 11, 2024, is related to the Russell Investments LifePoints® Equity Growth Strategy Fund - Class R1.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	Russell Investments LifePoints® Growth Strategy Fund - Class R1 (17)	Russell Investments LifePoints® Moderate Strategy Fund - Class R1 (18)	State Street S&P 500 Index Fund - Class N	T. Rowe Price Equity Income Fund - Class R	T. Rowe Price Growth Stock Fund - Class R
Investment income:
Dividends	$1,103	$193	$45,153	$17,745	$—

Expenses:
Mortality and expense risk charges	(983)	(81)	(25,867)	(10,365)	(49,004)
Total Expenses	(983)	(81)	(25,867)	(10,365)	(49,004)
Net Investment income (loss)	120	112	19,286	7,380	(49,004)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	3,185	(3)	72,309	25,428	382,150
Net realized gain distributions	692	—	287,049	72,629	329,253
Change in net unrealized appreciation (depreciation) on investments	5,632	405	382,054	11,339	510,895
Net gain (loss) on investments	9,509	402	741,412	109,396	1,222,298
Net increase (decrease) in net assets resulting from operations	$9,629	$514	$760,698	$116,776	$1,173,294

(17) Russell Investments LifePoints® Growth Strategy Fund - Class R4 merged into Russell Investments LifePoints® Growth Strategy Fund - Class R1 on December 11, 2024. All activity prior to December 11, 2024, is related to the Russell Investments LifePoints® Growth Strategy Fund - Class R4, while all activity subsequent to December 11, 2024, is related to the Russell Investments LifePoints® Growth Strategy Fund - Class R1.
(18) Russell Investments LifePoints® Moderate Strategy Fund - Class R4 merged into Russell Investments LifePoints® Moderate Strategy Fund - Class R1 on December 11, 2024. All activity prior to December 11, 2024, is related to the Russell Investments LifePoints® Moderate Strategy Fund - Class R4, while all activity subsequent to December 11, 2024, is related to the Russell Investments LifePoints® Moderate Strategy Fund - Class R1.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	T. Rowe Price Retirement 2010 Fund - R Class	T. Rowe Price Retirement 2020 Fund - R Class	T. Rowe Price Retirement 2030 Fund - R Class	T. Rowe Price Retirement 2035 Fund - R Class	T. Rowe Price Retirement 2040 Fund - R Class
Investment income:
Dividends	$12,366	$163,815	$302,934	$203	$136,384

Expenses:
Mortality and expense risk charges	(4,738)	(51,737)	(128,622)	(475)	(85,721)
Total Expenses	(4,738)	(51,737)	(128,622)	(475)	(85,721)
Net Investment income (loss)	7,628	112,078	174,312	(272)	50,663

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(2,858)	(136,488)	156,852	6,881	148,984
Net realized gain distributions	5,711	119,283	223,262	93	88,633
Change in net unrealized appreciation (depreciation) on investments	22,634	486,178	1,106,569	(949)	960,813
Net gain (loss) on investments	25,487	468,973	1,486,683	6,025	1,198,430
Net increase (decrease) in net assets resulting from operations	$33,115	$581,051	$1,660,995	$5,753	$1,249,093

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	T. Rowe Price Retirement 2045 Fund - R Class	T. Rowe Price Retirement 2050 Fund - R Class	T. Rowe Price Retirement 2055 Fund - R Class	T. Rowe Price Retirement 2060 Fund - R Class	T. Rowe Price Retirement 2065 Fund - R Class (24)
Investment income:
Dividends	$1,035	$85,640	$126	$2,186	$60

Expenses:
Mortality and expense risk charges	(1,031)	(65,269)	(161)	(1,424)	(32)
Total Expenses	(1,031)	(65,269)	(161)	(1,424)	(32)
Net Investment income (loss)	4	20,371	(35)	762	28

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	1,794	156,637	1,457	4,522	4
Net realized gain distributions	619	53,428	69	929	21
Change in net unrealized appreciation (depreciation) on investments	7,049	809,439	93	14,087	81
Net gain (loss) on investments	9,462	1,019,504	1,619	19,538	106
Net increase (decrease) in net assets resulting from operations	$9,466	$1,039,875	$1,584	$20,300	$134

(24) The Sub-Account commenced operations on January 26, 2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	T. Rowe Price Retirement Balanced Fund - R Class	Templeton Developing Markets Trust - Class A	Templeton Foreign Fund - Class A	Templeton Global Bond Fund - Class A	Templeton Growth Fund, Inc. - Class A
Investment income:
Dividends	$15,987	$11,044	$82,270	$130,785	$15,562

Expenses:
Mortality and expense risk charges	(5,604)	(4,896)	(13,462)	(12,847)	(10,358)
Total Expenses	(5,604)	(4,896)	(13,462)	(12,847)	(10,358)
Net Investment income (loss)	10,383	6,148	68,808	117,938	5,204

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(2,486)	(4,210)	98,909	(209,811)	48,530
Net realized gain distributions	4,503	6,819	—	—	26,118
Change in net unrealized appreciation (depreciation) on investments	24,703	33,961	(260,148)	(237,294)	(14,441)
Net gain (loss) on investments	26,720	36,570	(161,239)	(447,105)	60,207
Net increase (decrease) in net assets resulting from operations	$37,103	$42,718	$(92,431)	$(329,167)	$65,411

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	Thornburg International Equity Fund - Class R3	Thornburg International Equity Fund - Class R4	Thornburg Small/Mid Cap Core Fund - Class R3	Thornburg Small/Mid Cap Core Fund - Class R4	Thornburg Small/Mid Cap Growth Fund - Class R3
Investment income:
Dividends	$23,067	$6,932	$—	$—	$—

Expenses:
Mortality and expense risk charges	(13,433)	(4,447)	(2,728)	(400)	(3,286)
Total Expenses	(13,433)	(4,447)	(2,728)	(400)	(3,286)
Net Investment income (loss)	9,634	2,485	(2,728)	(400)	(3,286)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	23,030	2,233	23,036	(161)	(59,332)
Net realized gain distributions	77,953	20,496	—	—	—
Change in net unrealized appreciation (depreciation) on investments	60,293	9,730	43,963	7,673	138,041
Net gain (loss) on investments	161,276	32,459	66,999	7,512	78,709
Net increase (decrease) in net assets resulting from operations	$170,910	$34,944	$64,271	$7,112	$75,423

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	Thornburg Small/Mid Cap Growth Fund - Class R4	Timothy Plan Large/Mid-Cap Value Fund - Class A	UBS Global Allocation Fund - Class A	Vanguard 500 Index Fund - Admiral Shares	Vanguard Mid-Cap Index Fund - Admiral Shares
Investment income:
Dividends	$—	$1,533	$296	$103,034	$36,869

Expenses:
Mortality and expense risk charges	(891)	(2,465)	(165)	—	—
Total Expenses	(891)	(2,465)	(165)	—	—
Net Investment income (loss)	(891)	(932)	131	103,034	36,869

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(62)	6,077	(43)	500,300	98,135
Net realized gain distributions	—	29,580	—	—	—
Change in net unrealized appreciation (depreciation) on investments	21,478	(1,325)	987	1,107,620	203,088
Net gain (loss) on investments	21,416	34,332	944	1,607,920	301,223
Net increase (decrease) in net assets resulting from operations	$20,525	$33,400	$1,075	$1,710,954	$338,092

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	Vanguard Small-Cap Index Fund - Admiral Shares	Vanguard Total Bond Market Index Fund - Admiral Shares	Victory Diversified Stock Fund - Class A	Victory Munder Mid-Cap Core Growth Fund - Class A	Victory RS Value Fund - Class A
Investment income:
Dividends	$46,202	$29,632	$—	$—	$6,556

Expenses:
Mortality and expense risk charges	—	—	(4,038)	(5,004)	—
Total Expenses	—	—	(4,038)	(5,004)	—
Net Investment income (loss)	46,202	29,632	(4,038)	(5,004)	6,556

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	223,602	(23,044)	26,270	(44,177)	(2,505)
Net realized gain distributions	—	—	47,441	169,901	138,061
Change in net unrealized appreciation (depreciation) on investments	184,587	1,922	40,637	(38,315)	47,864
Net gain (loss) on investments	408,189	(21,122)	114,348	87,409	183,420
Net increase (decrease) in net assets resulting from operations	$454,391	$8,510	$110,310	$82,405	$189,976

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	Victory Special Value Fund - Class A	Victory Sycamore Established Value Fund - Class A	Victory Sycamore Established Value Fund - Class I	Victory Sycamore Small Company Opportunity Fund - Class A	Virtus Ceredex Large-Cap Value Equity Fund - Class A
Investment income:
Dividends	$—	$8,589	$101,386	$10,422	$9

Expenses:
Mortality and expense risk charges	(11,617)	(5,623)	—	(13,268)	(11)
Total Expenses	(11,617)	(5,623)	—	(13,268)	(11)
Net Investment income (loss)	(11,617)	2,966	101,386	(2,846)	(2)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	41,677	30,553	21,003	40,390	(7)
Net realized gain distributions	162,178	78,913	698,521	149,885	159
Change in net unrealized appreciation (depreciation) on investments	108,101	(31,852)	(39,497)	(89,669)	(76)
Net gain (loss) on investments	311,956	77,614	680,027	100,606	76
Net increase (decrease) in net assets resulting from operations	$300,339	$80,580	$781,413	$97,760	$74

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	Virtus Ceredex Mid-Cap Value Equity Fund - Class A	Virtus Ceredex Small-Cap Value Equity Fund - Class A	Virtus Duff & Phelps Water Fund - Institutional Class	Virtus NFJ Dividend Value Fund - Class A	Virtus NFJ International Value Fund - Class A (9)
Investment income:
Dividends	$3,337	$2,485	$8,754	$25,003	$—

Expenses:
Mortality and expense risk charges	(4,217)	(3,334)	—	(19,708)	(4)
Total Expenses	(4,217)	(3,334)	—	(19,708)	(4)
Net Investment income (loss)	(880)	(849)	8,754	5,295	(4)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	3,089	(83,870)	15,025	(185,799)	115
Net realized gain distributions	26,589	33,143	78,645	27,271	—
Change in net unrealized appreciation (depreciation) on investments	27,424	87,522	(42,392)	229,341	(649)
Net gain (loss) on investments	57,102	36,795	51,278	70,813	(534)
Net increase (decrease) in net assets resulting from operations	$56,222	$35,946	$60,032	$76,108	$(538)

(9) The Sub-Account ceased operations on January 8, 2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven
Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Operations
For the Year or Period Ended December 31, 2024

	Sub-Account
	Virtus NFJ Small-Cap Value Fund - Class A	Impax Ellevate Global Women’s Leadership Fund – Investor Class (49)
Investment income:
Dividends	$11,385	$320

Expenses:
Mortality and expense risk charges	(6,603)	—
Total Expenses	(6,603)	—
Net Investment income (loss)	4,782	320

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(48,264)	—
Net realized gain distributions	28,226	—
Change in net unrealized appreciation (depreciation) on investments	54,305	—
Net gain (loss) on investments	34,267	—
Net increase (decrease) in net assets resulting from operations	$39,049	$320

(49) The Sub-Account commenced operations on January 11, 2024, and ceased operations on August 20, 2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	AB Discovery Growth Fund - Class A	AB Discovery Value Fund - Class A	AB Global Bond Fund - Class A	AB Global Risk Allocation Fund - Class A	AB Growth Fund - Class A
Operations:
Net investment income (loss)	$(760)	$(2,050)	$283	$1,110	$(341)
Net realized gain (loss) on security transactions	1,191	4,921	(4,105)	(1,320)	1,362
Net realized gain distributions	—	69,938	—	17,608	9,232
Change in net unrealized appreciation (depreciation) on investments	14,898	(26,134)	3,704	(7,818)	1,449
Net increase (decrease) in net assets resulting from operations	15,329	46,675	(118)	9,580	11,702

Unit transactions:
Purchases	1,983	25,367	2,630	43,884	6,424
Net transfers	—	7,486	10,082	—	—
Surrenders for benefit payments and fees	(13,380)	(47,966)	(23,299)	(57,821)	(3,759)
Contract maintenance charges	(51)	(197)	(13)	(72)	(52)
Other, net	369	4,006	13	(33,992)	—
Net increase (decrease) in net assets resulting from unit transactions	(11,079)	(11,304)	(10,587)	(48,001)	2,613
Net increase (decrease) in net assets	4,250	35,371	(10,705)	(38,421)	14,315

Beginning of Period	92,375	540,834	34,701	160,255	38,864
End of Period	$96,625	$576,205	$23,996	$121,834	$53,179

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	AB High Income Fund - Class A	AB International Value Fund - Class A	AB Large Cap Value Fund - Class A (29)	AB Relative Value Fund - Class A	AB Sustainable Global Thematic Fund - Advisor Class
Operations:
Net investment income (loss)	$25,000	$53,279	$(73)	$101	$—
Net realized gain (loss) on security transactions	(8,039)	21,193	743	2,061	11,948
Net realized gain distributions	—	—	3,700	2,700	146,234
Change in net unrealized appreciation (depreciation) on investments	12,516	(41,714)	172	(1,749)	(25,445)
Net increase (decrease) in net assets resulting from operations	29,477	32,758	4,542	3,113	132,737

Unit transactions:
Purchases	35,604	88,859	5,391	20	183,715
Net transfers	(7,380)	(60,267)	(7,565)	(21,196)	111,651
Surrenders for benefit payments and fees	(57,741)	(111,706)	—	(1)	(333,475)
Contract maintenance charges	(101)	(407)	(37)	(12)	—
Other, net	1,197	1,261	—	—	(965)
Net increase (decrease) in net assets resulting from unit transactions	(28,421)	(82,260)	(2,211)	(21,189)	(39,074)
Net increase (decrease) in net assets	1,056	(49,502)	2,331	(18,076)	93,663

Beginning of Period	395,487	698,348	34,730	47,506	1,998,170
End of Period	$396,543	$648,846	$37,061	$29,430	$2,091,833

(29) Formerly, AB Value Fund. Name changed to AB Large Cap Value Fund effective October 1, 2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	AB Sustainable International Thematic Fund - Class A	Alger Capital Appreciation Institutional Fund - Class I	Alger Mid Cap Growth Institutional Fund - Class I	Alger Small Cap Growth Institutional Fund - Class I	Allspring Asset Allocation Fund - Class A
Operations:
Net investment income (loss)	$(2,665)	$(40,495)	$(10,644)	$(1,795)	$2,611
Net realized gain (loss) on security transactions	24,140	158,453	(76,247)	(18,022)	1,061
Net realized gain distributions	—	740,857	—	3,229	6,764
Change in net unrealized appreciation (depreciation) on investments	(18,976)	1,349,391	365,566	34,482	(159)
Net increase (decrease) in net assets resulting from operations	2,499	2,208,206	278,675	17,894	10,277

Unit transactions:
Purchases	19,202	305,534	77,003	31,644	34,632
Net transfers	(64,820)	(161,588)	(18,058)	24,169	—
Surrenders for benefit payments and fees	(160,602)	(967,397)	(440,218)	(34,160)	(38,970)
Contract maintenance charges	(141)	(2,169)	(427)	(178)	(97)
Other, net	1,750	(5,928)	1,070	3,289	3,782
Net increase (decrease) in net assets resulting from unit transactions	(204,611)	(831,548)	(380,630)	24,764	(653)
Net increase (decrease) in net assets	(202,112)	1,376,658	(101,955)	42,658	9,624

Beginning of Period	380,953	4,974,219	1,582,600	286,774	126,966
End of Period	$178,841	$6,350,877	$1,480,645	$329,432	$136,590

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	Allspring Core Bond Fund - Class A	Allspring Emerging Markets Equity Fund - Class A	Allspring International Equity Fund - Class A	Allspring Utility and Telecommunications Fund - Class A	American Century Investments® Diversified Bond Fund - Class A
Operations:
Net investment income (loss)	$1,655	$239	$444	$221	$4,622
Net realized gain (loss) on security transactions	(587)	14,458	155	(90)	(3,875)
Net realized gain distributions	—	—	—	620	—
Change in net unrealized appreciation (depreciation) on investments	(780)	13,536	(749)	2,327	(1,213)
Net increase (decrease) in net assets resulting from operations	288	28,233	(150)	3,078	(466)

Unit transactions:
Purchases	6,361	105,627	213	5,797	16,869
Net transfers	(201)	(118,874)	—	—	3,684
Surrenders for benefit payments and fees	(5,539)	(149,558)	(2,766)	(2,113)	(18,433)
Contract maintenance charges	(89)	(797)	(1)	(8)	(78)
Other, net	333	1,590	—	—	1,425
Net increase (decrease) in net assets resulting from unit transactions	865	(162,012)	(2,554)	3,676	3,467
Net increase (decrease) in net assets	1,153	(133,779)	(2,704)	6,754	3,001

Beginning of Period	53,393	1,152,248	24,617	17,139	159,619
End of Period	$54,546	$1,018,469	$21,913	$23,893	$162,620

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	American Century Investments® Equity Growth Fund - Class A	American Century Investments® Equity Income Fund - Class A	American Century Investments® Equity Income Fund - Investor Class	American Century Investments® Focused Large Cap Value Fund - Class A	American Century Investments® Growth Fund - Class A
Operations:
Net investment income (loss)	$(510)	$32,201	$516,770	$449	$(11,630)
Net realized gain (loss) on security transactions	490	9,190	274,209	1,411	144,548
Net realized gain distributions	—	165,564	1,586,314	3,462	122,835
Change in net unrealized appreciation (depreciation) on investments	15,723	(3,876)	(321,954)	(681)	173,762
Net increase (decrease) in net assets resulting from operations	15,703	203,079	2,055,339	4,641	429,515

Unit transactions:
Purchases	6,455	116,262	921,103	2,767	149,425
Net transfers	(4,162)	(212,075)	(403,002)	(29,200)	(118,944)
Surrenders for benefit payments and fees	(3,113)	(426,885)	(2,592,787)	(67)	(263,768)
Contract maintenance charges	(40)	(1,020)	—	(22)	(338)
Other, net	—	2,868	12,014	291	2,856
Net increase (decrease) in net assets resulting from unit transactions	(860)	(520,850)	(2,062,672)	(26,231)	(230,769)
Net increase (decrease) in net assets	14,843	(317,771)	(7,333)	(21,590)	198,746

Beginning of Period	69,258	2,386,309	19,711,857	70,589	1,806,731
End of Period	$84,101	$2,068,538	$19,704,524	$48,999	$2,005,477

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	American Century Investments® Heritage Fund - Class A	American Century Investments® Inflation-Adjusted Bond Fund - Class A	American Century Investments® Mid Cap Value Fund - Class A	American Century Investments® Small Cap Value Fund - Class A	American Century Investments® Small Cap Value Fund - Investor Class
Operations:
Net investment income (loss)	$(7,728)	$426	$5,302	$(312)	$31,477
Net realized gain (loss) on security transactions	7,419	(79)	7,334	13,283	75,650
Net realized gain distributions	198,562	—	38,067	40,022	164,996
Change in net unrealized appreciation (depreciation) on investments	61,997	(119)	(1,698)	(14,526)	(57,767)
Net increase (decrease) in net assets resulting from operations	260,250	228	49,005	38,467	214,356

Unit transactions:
Purchases	67,270	3,221	114,540	120,092	—
Net transfers	(50,205)	—	(74,745)	6,398	(35,053)
Surrenders for benefit payments and fees	(242,301)	(53)	(255,893)	(99,493)	(309,864)
Contract maintenance charges	(386)	(14)	(571)	(328)	(47)
Other, net	(2,035)	—	(652)	270	450
Net increase (decrease) in net assets resulting from unit transactions	(227,657)	3,154	(217,321)	26,939	(344,514)
Net increase (decrease) in net assets	32,593	3,382	(168,316)	65,406	(130,158)

Beginning of Period	1,208,670	37,473	717,057	642,882	3,091,839
End of Period	$1,241,263	$40,855	$548,741	$708,288	$2,961,681

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	American Century Investments® U.S. Government Money Market Fund - Class A	American Century Investments® Ultra Fund - Class A	American Funds AMCAP Fund® - Class R3	American Funds American Balanced Fund® - Class R3	American Funds American Mutual Fund® - Class R3
Operations:
Net investment income (loss)	$27,734	$(6,314)	$(27,191)	$103,823	$29,036
Net realized gain (loss) on security transactions	—	46,491	140,939	429,375	216,900
Net realized gain distributions	—	39,000	268,115	520,370	192,170
Change in net unrealized appreciation (depreciation) on investments	—	159,871	164,178	289,670	101,073
Net increase (decrease) in net assets resulting from operations	27,734	239,048	546,041	1,343,238	539,179

Unit transactions:
Purchases	326,345	32,820	467,191	920,327	357,361
Net transfers	(2,936)	61,014	(243,030)	128,044	295,459
Surrenders for benefit payments and fees	(6,583)	(136,856)	(460,891)	(1,908,627)	(723,483)
Contract maintenance charges	(141)	(185)	(1,481)	(5,005)	(1,343)
Other, net	(101)	(3,551)	(4,898)	(875)	6,948
Net increase (decrease) in net assets resulting from unit transactions	316,584	(46,758)	(243,109)	(866,136)	(65,058)
Net increase (decrease) in net assets	344,318	192,290	302,932	477,102	474,121

Beginning of Period	353,025	847,200	3,142,184	10,217,651	3,899,928
End of Period	$697,343	$1,039,490	$3,445,116	$10,694,753	$4,374,049

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	American Funds Capital Income Builder® - Class R3	American Funds Capital World Growth and Income Fund® - Class R3	American Funds EuroPacific Growth Fund® - Class R3	American Funds Fundamental Investors® - Class R3	American Funds New Perspective Fund® - Class R3
Operations:
Net investment income (loss)	$259,074	$116,339	$65,477	$7,421	$(51,843)
Net realized gain (loss) on security transactions	278,533	1,081,315	269,491	785,303	409,177
Net realized gain distributions	280,324	1,012,648	906,419	1,330,261	558,155
Change in net unrealized appreciation (depreciation) on investments	230,084	(85,122)	(567,451)	1,387,240	796,740
Net increase (decrease) in net assets resulting from operations	1,048,015	2,125,180	673,936	3,510,225	1,712,229

Unit transactions:
Purchases	642,282	1,302,372	1,581,386	832,141	1,004,520
Net transfers	(284,084)	(221,242)	351,547	(113,851)	(75,865)
Surrenders for benefit payments and fees	(1,627,697)	(3,405,436)	(2,549,317)	(2,674,845)	(1,519,748)
Contract maintenance charges	(6,216)	(9,520)	(9,274)	(6,795)	(5,832)
Other, net	5,267	(4,987)	3,582	(3,663)	1,472
Net increase (decrease) in net assets resulting from unit transactions	(1,270,448)	(2,338,813)	(622,076)	(1,967,013)	(595,453)
Net increase (decrease) in net assets	(222,433)	(213,633)	51,860	1,543,212	1,116,776

Beginning of Period	12,287,997	17,743,008	16,810,236	16,762,123	11,193,537
End of Period	$12,065,564	$17,529,375	$16,862,096	$18,305,335	$12,310,313

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	American Funds New World Fund® - Class R3	American Funds SMALLCAP World Fund® - Class R3	American Funds The Bond Fund of America® - Class R3	American Funds The Growth Fund of America® - Class R3	American Funds The Income Fund of America® - Class R3
Operations:
Net investment income (loss)	$(150)	$(3,555)	$93,798	$(309,570)	$250,715
Net realized gain (loss) on security transactions	(6,934)	13,984	(42,897)	2,825,671	215,565
Net realized gain distributions	6,851	—	—	4,463,485	189,113
Change in net unrealized appreciation (depreciation) on investments	20,977	(1,669)	(61,078)	5,319,192	165,784
Net increase (decrease) in net assets resulting from operations	20,744	8,760	(10,177)	12,298,778	821,177

Unit transactions:
Purchases	25,584	50,791	291,325	3,501,231	581,401
Net transfers	(88,025)	(21,938)	496,738	447,194	142,106
Surrenders for benefit payments and fees	(62,071)	(69,984)	(436,847)	(8,282,775)	(1,562,031)
Contract maintenance charges	(73)	(389)	(1,717)	(21,954)	(4,315)
Other, net	(8,359)	(297)	(8,485)	(94,916)	11,931
Net increase (decrease) in net assets resulting from unit transactions	(132,944)	(41,817)	341,014	(4,451,220)	(830,908)
Net increase (decrease) in net assets	(112,200)	(33,057)	330,837	7,847,558	(9,731)

Beginning of Period	364,651	681,862	2,901,937	46,697,635	8,556,838
End of Period	$252,451	$648,805	$3,232,774	$54,545,193	$8,547,107

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	American Funds The Investment Company of America® - Class R3	American Funds The New Economy Fund® - Class R3	American Funds Washington Mutual Investors Fund - Class R3	American Funds American Balanced Fund® - Class R-4	American Funds Capital World Growth and Income Fund® - Class R-4
Operations:
Net investment income (loss)	$(1,715)	$(16,392)	$15,447	$162,393	$76,164
Net realized gain (loss) on security transactions	514,941	128,674	243,516	178,259	91,763
Net realized gain distributions	937,736	200,503	483,536	392,250	266,986
Change in net unrealized appreciation (depreciation) on investments	907,783	96,268	148,213	392,189	149,963
Net increase (decrease) in net assets resulting from operations	2,358,745	409,053	890,712	1,125,091	584,876

Unit transactions:
Purchases	825,621	170,316	619,258	3,869	4,580
Net transfers	(132,658)	(15,709)	33,590	(20,170)	(16,027)
Surrenders for benefit payments and fees	(1,515,222)	(235,840)	(899,368)	(985,856)	(266,106)
Contract maintenance charges	(3,723)	(687)	(3,722)	(315)	(200)
Other, net	7,875	126	(16,870)	7,859	554
Net increase (decrease) in net assets resulting from unit transactions	(818,107)	(81,794)	(267,112)	(994,613)	(277,199)
Net increase (decrease) in net assets	1,540,638	327,259	623,600	130,478	307,677

Beginning of Period	10,548,539	1,826,943	5,249,398	7,942,074	4,291,066
End of Period	$12,089,177	$2,154,202	$5,872,998	$8,072,552	$4,598,743

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	AMG GW&K Small/Mid Cap Core Fund - Class N	Ariel Appreciation Fund - Investor Class	Ariel Fund - Investor Class	Artisan Mid Cap Value Fund - Investor Class	Ave Maria Growth Fund
Operations:
Net investment income (loss)	$(582)	$(307)	$(269)	$12,630	$(2,009)
Net realized gain (loss) on security transactions	894	(2,356)	3,986	(76,742)	13,854
Net realized gain distributions	646	3,805	1,026	112,316	13,373
Change in net unrealized appreciation (depreciation) on investments	5,511	2,560	(389)	98,979	(467)
Net increase (decrease) in net assets resulting from operations	6,469	3,702	4,354	147,183	24,751

Unit transactions:
Purchases	17,819	4,054	3,772	14,446	17,701
Net transfers	(4,582)	2,562	(1,363)	(51,618)	(6,586)
Surrenders for benefit payments and fees	(7,157)	(21,245)	(27,340)	(329,335)	(54,655)
Contract maintenance charges	(73)	(168)	(121)	(438)	(186)
Other, net	(80)	229	636	(550)	(123)
Net increase (decrease) in net assets resulting from unit transactions	5,927	(14,568)	(24,416)	(367,495)	(43,849)
Net increase (decrease) in net assets	12,396	(10,866)	(20,062)	(220,312)	(19,098)

Beginning of Period	63,832	81,943	40,342	3,346,909	191,462
End of Period	$76,228	$71,077	$20,280	$3,126,597	$172,364

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	Ave Maria Rising Dividend Fund	Ave Maria Value Fund	Baron Small Cap Fund® - Retail Shares	BlackRock Advantage Large Cap Core Fund - Investor A Shares	BlackRock Advantage Large Cap Growth Fund - Investor A Shares
Operations:
Net investment income (loss)	$8,786	$(257)	$(1,581)	$(117)	$(1,969)
Net realized gain (loss) on security transactions	82,965	56	563	6,009	12,611
Net realized gain distributions	78,910	3,072	44,263	10,227	39,074
Change in net unrealized appreciation (depreciation) on investments	40,824	3,477	(60)	(977)	(1,856)
Net increase (decrease) in net assets resulting from operations	211,485	6,348	43,185	15,142	47,860

Unit transactions:
Purchases	91,272	4,199	6,557	11,793	34,574
Net transfers	(151,772)	—	37,391	14,325	5,361
Surrenders for benefit payments and fees	(396,566)	(5)	(63,647)	(30,943)	(45,089)
Contract maintenance charges	(283)	(17)	(98)	(152)	(352)
Other, net	(123)	—	(37)	46	(3,954)
Net increase (decrease) in net assets resulting from unit transactions	(457,472)	4,177	(19,834)	(4,931)	(9,460)
Net increase (decrease) in net assets	(245,987)	10,525	23,351	10,211	38,400

Beginning of Period	1,783,758	28,853	336,508	77,073	153,324
End of Period	$1,537,771	$39,378	$359,859	$87,284	$191,724

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	BlackRock Advantage Small Cap Growth Fund - Investor A Shares	BlackRock Advantage SMID Cap Fund, Inc. - Investor A Shares	BlackRock Capital Appreciation Fund, Inc. - Investor A Shares	BlackRock Equity Dividend Fund - Investor A Shares	BlackRock Global Allocation Fund, Inc. - Investor A Shares
Operations:
Net investment income (loss)	$(3,793)	$(85)	$(7,423)	$39,216	$16,871
Net realized gain (loss) on security transactions	(22,418)	17	28,515	(4,087)	(61,620)
Net realized gain distributions	—	109	102,162	236,037	333,031
Change in net unrealized appreciation (depreciation) on investments	99,531	1,433	94,146	(17,340)	161,065
Net increase (decrease) in net assets resulting from operations	73,320	1,474	217,400	253,826	449,347

Unit transactions:
Purchases	66,348	180	64,380	215,754	473,206
Net transfers	(83,139)	1,521	175,844	(18,827)	(483,004)
Surrenders for benefit payments and fees	(193,359)	(384)	(87,478)	(545,484)	(942,787)
Contract maintenance charges	(547)	(9)	(165)	(1,794)	(2,829)
Other, net	(1,274)	—	(518)	(3,552)	(34,266)
Net increase (decrease) in net assets resulting from unit transactions	(211,971)	1,308	152,063	(353,903)	(989,680)
Net increase (decrease) in net assets	(138,651)	2,782	369,463	(100,077)	(540,333)

Beginning of Period	659,342	13,944	516,838	2,800,405	5,871,687
End of Period	$520,691	$16,726	$886,301	$2,700,328	$5,331,354

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	BlackRock Impact Mortgage Fund - Investor A Shares	BlackRock International Dividend Fund - Investor A Shares (8)	BlackRock LifePath® Dynamic 2025 Fund - Investor A Shares (6)	BlackRock LifePath® Dynamic 2030 Fund - Investor A Shares	BlackRock LifePath® Dynamic 2035 Fund - Investor A Shares
Operations:
Net investment income (loss)	$6,058	$1,473	$27,650	$553,961	$38,831
Net realized gain (loss) on security transactions	(880)	18,426	4,308	12,075	31,978
Net realized gain distributions	—	2,723	—	261,177	36,762
Change in net unrealized appreciation (depreciation) on investments	(4,662)	(16,928)	28,324	360,119	(3,525)
Net increase (decrease) in net assets resulting from operations	516	5,694	60,282	1,187,332	104,046

Unit transactions:
Purchases	23,214	47,034	82,987	1,357,877	292,987
Net transfers	(733)	(236,438)	(674,185)	(120,355)	181,858
Surrenders for benefit payments and fees	(4,375)	(32,587)	(34,997)	(1,812,929)	(209,786)
Contract maintenance charges	(45)	(417)	(354)	(7,592)	(1,450)
Other, net	—	(2,517)	(725)	(16,856)	(12,606)
Net increase (decrease) in net assets resulting from unit transactions	18,061	(224,925)	(627,274)	(599,855)	251,003
Net increase (decrease) in net assets	18,577	(219,231)	(566,992)	587,477	355,049

Beginning of Period	195,236	219,231	566,992	12,648,511	930,369
End of Period	$213,813	$—	$—	$13,235,988	$1,285,418

(6) BlackRock LifePath® Dynamic 2025 Fund merged into BlackRock LifePath® Dynamic Retirement Fund on October 4, 2024.
(8) The Sub-Account ceased operations on November 13, 2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	BlackRock LifePath® Dynamic 2040 Fund - Investor A Shares	BlackRock LifePath® Dynamic 2045 Fund - Investor A Shares	BlackRock LifePath® Dynamic 2050 Fund - Investor A Shares	BlackRock LifePath® Dynamic 2055 Fund - Investor A Shares	BlackRock LifePath® Dynamic Retirement Fund - Investor A Shares (6)
Operations:
Net investment income (loss)	$741,535	$15,405	$161,891	$39,825	$256,009
Net realized gain (loss) on security transactions	(31,554)	29,646	166,944	105,041	(219,442)
Net realized gain distributions	1,219,388	24,963	307,687	63,038	374,681
Change in net unrealized appreciation (depreciation) on investments	67,465	(14,937)	(17,963)	(40,784)	(51,188)
Net increase (decrease) in net assets resulting from operations	1,996,834	55,077	618,559	167,120	360,060

Unit transactions:
Purchases	1,933,709	145,443	746,305	488,683	442,444
Net transfers	190,766	7,018	118,463	(12,316)	832,603
Surrenders for benefit payments and fees	(1,480,961)	(108,862)	(780,394)	(184,467)	(1,368,672)
Contract maintenance charges	(12,207)	(1,369)	(4,470)	(1,783)	(4,436)
Other, net	(5,688)	(956)	1,980	(2,151)	17,907
Net increase (decrease) in net assets resulting from unit transactions	625,619	41,274	81,884	287,966	(80,154)
Net increase (decrease) in net assets	2,622,453	96,351	700,443	455,086	279,906

Beginning of Period	15,544,772	419,184	4,245,460	1,018,463	5,527,172
End of Period	$18,167,225	$515,535	$4,945,903	$1,473,549	$5,807,078

(6) BlackRock LifePath® Dynamic 2025 Fund merged into BlackRock LifePath® Dynamic Retirement Fund on October 4, 2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	BlackRock Mid-Cap Growth Equity Portfolio - Investor A Shares	BlackRock Mid-Cap Value Fund - Investor A Shares	BlackRock S&P 500 Index V.I. Fund - Class I Shares	BlackRock S&P 500 Index V.I. Fund - Class III Shares	BlackRock LifePath® Dynamic 2030 Fund - Institutional Shares
Operations:
Net investment income (loss)	$(4,461)	$8,264	$72,943	$33,340	$585,246
Net realized gain (loss) on security transactions	18,356	47,872	632,675	615,280	(20,282)
Net realized gain distributions	—	86,209	448,035	315,661	222,893
Change in net unrealized appreciation (depreciation) on investments	28,261	(52,613)	1,124,188	436,733	374,226
Net increase (decrease) in net assets resulting from operations	42,156	89,732	2,277,841	1,401,014	1,162,083

Unit transactions:
Purchases	21,960	75,170	311,248	559,086	678,797
Net transfers	(3,193)	(6,176)	(278,796)	1,013,473	29,881
Surrenders for benefit payments and fees	(83,745)	(329,282)	(1,335,123)	(556,715)	(1,476,926)
Contract maintenance charges	(218)	(711)	(1,059)	(3,786)	(2,652)
Other, net	187	1,320	4,855	(14,977)	(36,187)
Net increase (decrease) in net assets resulting from unit transactions	(65,009)	(259,679)	(1,298,875)	997,081	(807,087)
Net increase (decrease) in net assets	(22,853)	(169,947)	978,966	2,398,095	354,996

Beginning of Period	457,634	1,212,135	10,075,308	5,176,094	11,597,906
End of Period	$434,781	$1,042,188	$11,054,274	$7,574,189	$11,952,902

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	BlackRock LifePath® Dynamic 2040 Fund - Institutional Shares	BlackRock LifePath® Dynamic 2050 Fund - Institutional Shares	BlackRock LifePath® Dynamic 2060 Fund - Investor A Shares (19)	BlackRock LifePath® Dynamic 2065 Fund - Investor A Shares	BlackRock LifePath® Dynamic Retirement Fund - Institutional Shares
Operations:
Net investment income (loss)	$615,293	$212,659	$453	$87	$303,626
Net realized gain (loss) on security transactions	43,029	65,356	55	1	(117,527)
Net realized gain distributions	842,642	300,096	562	129	370,659
Change in net unrealized appreciation (depreciation) on investments	307,943	112,638	(572)	(135)	(34,183)
Net increase (decrease) in net assets resulting from operations	1,808,907	690,749	498	82	522,575

Unit transactions:
Purchases	837,622	290,343	19,393	2,848	107,274
Net transfers	(111,059)	2,398	12,668	17,767	(24)
Surrenders for benefit payments and fees	(1,358,590)	(377,072)	(4)	—	(1,039,208)
Contract maintenance charges	(4,989)	(312)	(4)	—	(998)
Other, net	(13,491)	(17,941)	—	—	47,676
Net increase (decrease) in net assets resulting from unit transactions	(650,507)	(102,584)	32,053	20,615	(885,280)
Net increase (decrease) in net assets	1,158,400	588,165	32,551	20,697	(362,705)

Beginning of Period	13,488,150	4,139,042	—	481	6,462,893
End of Period	$14,646,550	$4,727,207	$32,551	$21,178	$6,100,188

(19) The Sub-Account commenced operations on January 4, 2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	BNY Mellon Bond Market Index Fund - Investor Class	BNY Mellon Core Plus Fund - Class A	BNY Mellon International Stock Index Fund - Investor Shares	BNY Mellon Midcap Index Fund, Inc. - Investor Shares	BNY Mellon S&P 500 Index Fund
Operations:
Net investment income (loss)	$485,405	$16,065	$9,607	$178,764	$293,117
Net realized gain (loss) on security transactions	(366,054)	(3,219)	5,855	(151,752)	969,436
Net realized gain distributions	1,567	798	—	2,216,907	4,071,755
Change in net unrealized appreciation (depreciation) on investments	51,398	(5,454)	(5,088)	355,870	4,080,212
Net increase (decrease) in net assets resulting from operations	172,316	8,190	10,374	2,599,789	9,414,520

Unit transactions:
Purchases	1,159,943	11,075	—	1,564,403	4,444,126
Net transfers	3,190,241	(3,412)	21,319	(174,279)	1,373,783
Surrenders for benefit payments and fees	(3,444,477)	(41,855)	(32,249)	(2,843,095)	(6,907,560)
Contract maintenance charges	(3,565)	(70)	(62)	(3,561)	(11,293)
Other, net	(963)	(2,018)	—	(5,573)	(43,397)
Net increase (decrease) in net assets resulting from unit transactions	901,179	(36,280)	(10,992)	(1,462,105)	(1,144,341)
Net increase (decrease) in net assets	1,073,495	(28,090)	(618)	1,137,684	8,270,179

Beginning of Period	13,372,238	470,610	315,682	19,813,039	39,378,587
End of Period	$14,445,733	$442,520	$315,064	$20,950,723	$47,648,766

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	BNY Mellon Smallcap Stock Index Fund - Investor Shares	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	BNY Mellon Variable Investment Fund: Appreciation Portfolio - Initial Shares	BNY Mellon Variable Investment Fund: Growth and Income Portfolio - Initial Shares (25)	Calamos International Growth Fund - Class A
Operations:
Net investment income (loss)	$149,928	$(17)	$(105)	$—	$(22)
Net realized gain (loss) on security transactions	(94,663)	26	(12)	1	2
Net realized gain distributions	1,647,403	58	2,679	44	76
Change in net unrealized appreciation (depreciation) on investments	(652,950)	1,876	1,390	310	106
Net increase (decrease) in net assets resulting from operations	1,049,718	1,943	3,952	355	162

Unit transactions:
Purchases	979,502	—	90	3,899	—
Net transfers	(338,537)	—	7,728	1,370	—
Surrenders for benefit payments and fees	(1,529,896)	(8)	1	1	3
Contract maintenance charges	(1,846)	—	—	—	(3)
Other, net	(8,919)	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(899,696)	(8)	7,819	5,270	—
Net increase (decrease) in net assets	150,022	1,935	11,771	5,625	162

Beginning of Period	12,966,953	8,057	30,467	—	1,513
End of Period	$13,116,975	$9,992	$42,238	$5,625	$1,675

(25) The Sub-Account commenced operations on January 5, 2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	Calvert Bond Fund - Class A	Calvert Equity Fund - Class A	Calvert Income Fund - Class A	Calvert VP SRI Balanced Portfolio - Class I	ClearBridge Appreciation Fund - Class A
Operations:
Net investment income (loss)	$75,543	$(36,579)	$34,170	$453	$(2,595)
Net realized gain (loss) on security transactions	(23,479)	384,767	(7,332)	217	103,712
Net realized gain distributions	—	761,881	—	791	52,577
Change in net unrealized appreciation (depreciation) on investments	(11,620)	(385,145)	423	6,089	(2,447)
Net increase (decrease) in net assets resulting from operations	40,444	724,924	27,261	7,550	151,247

Unit transactions:
Purchases	221,582	828,501	87,912	3,000	19,815
Net transfers	104,653	(36,412)	(2,642)	—	(186,648)
Surrenders for benefit payments and fees	(300,751)	(1,352,525)	(95,791)	(530)	(50,808)
Contract maintenance charges	(1,033)	(2,258)	(207)	—	(26)
Other, net	(3,347)	(12,859)	(52)	—	2,146
Net increase (decrease) in net assets resulting from unit transactions	21,104	(575,553)	(10,780)	2,470	(215,521)
Net increase (decrease) in net assets	61,548	149,371	16,481	10,020	(64,274)

Beginning of Period	2,011,378	9,333,280	766,096	39,904	737,062
End of Period	$2,072,926	$9,482,651	$782,577	$49,924	$672,788

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	ClearBridge Growth Fund - Class A (39)	ClearBridge Growth Fund - Class FI (39)	ClearBridge Mid Cap Fund - Class A	ClearBridge Small Cap Growth Fund - Class A	ClearBridge Small Cap Growth Fund - Class FI
Operations:
Net investment income (loss)	$(251)	$(125)	$(7,218)	$(1,250)	$(3,581)
Net realized gain (loss) on security transactions	130	12	22,567	(1,248)	2,901
Net realized gain distributions	5,687	2,751	126,752	15,164	38,527
Change in net unrealized appreciation (depreciation) on investments	(2,039)	(1,108)	4,443	(7,323)	(22,098)
Net increase (decrease) in net assets resulting from operations	3,527	1,530	146,544	5,343	15,749

Unit transactions:
Purchases	950	4,938	124,464	22,267	33,476
Net transfers	—	—	(93,318)	(16,650)	289
Surrenders for benefit payments and fees	(1,402)	(1,034)	(182,881)	(26,981)	(59,435)
Contract maintenance charges	(15)	(6)	(426)	(93)	(380)
Other, net	—	—	(4,572)	(642)	(165)
Net increase (decrease) in net assets resulting from unit transactions	(467)	3,898	(156,733)	(22,099)	(26,215)
Net increase (decrease) in net assets	3,060	5,428	(10,189)	(16,756)	(10,466)

Beginning of Period	30,323	11,329	1,560,362	209,446	503,811
End of Period	$33,383	$16,757	$1,550,173	$192,690	$493,345

(39) Formerly, ClearBridge Aggressive Growth Fund. Name changed to ClearBridge Growth Fund effective May 1, 2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	ClearBridge Value Fund - Class FI (48)	ClearBridge Small Cap Fund - Class A (13)	ClearBridge Value Fund - Class A (12)	Columbia Acorn Fund - Class A	Columbia Acorn International Select℠ - Class A
Operations:
Net investment income (loss)	$(323)	$41	$107	$(10,487)	$2
Net realized gain (loss) on security transactions	2,089	8	111	(92,093)	—
Net realized gain distributions	21,506	859	6,277	—	—
Change in net unrealized appreciation (depreciation) on investments	13,670	(50)	(581)	234,059	(4)
Net increase (decrease) in net assets resulting from operations	36,942	858	5,914	131,479	(2)

Unit transactions:
Purchases	7,753	—	628	91,745	—
Net transfers	(1)	—	—	(40,608)	—
Surrenders for benefit payments and fees	(5,033)	(43)	(1,522)	(184,714)	(1)
Contract maintenance charges	(143)	(2)	(19)	(425)	(2)
Other, net	(2,576)	—	—	3,116	—
Net increase (decrease) in net assets resulting from unit transactions	—	(45)	(913)	(130,886)	(3)
Net increase (decrease) in net assets	36,942	813	5,001	593	(5)

Beginning of Period	255,054	11,347	36,866	1,004,042	351
End of Period	$291,996	$12,160	$41,867	$1,004,635	$346

(12) ClearBridge All Cap Value Fund merged into ClearBridge Value Fund August 23, 2024. All activity prior to August 23, 2024, is related to the ClearBridge All Cap Value Fund, while all activity subsequent to August 23, 2024, is related to the ClearBridge Value Fund.
(13) ClearBridge Small Cap Value Fund merged into ClearBridge Small Cap Fund on September 6, 2024. All activity prior to September 6, 2024, is related to the ClearBridge Small Cap Value Fund, while all activity subsequent to September 6, 2024, is related to the ClearBridge Small Cap Fund.
(48) Formerly, ClearBridge Value Trust. Name changed to ClearBridge Value Fund effective March 1, 2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	Columbia Contrarian Core Fund - Class A	Columbia Large Cap Growth Opportunity Fund - Class A	Columbia Large Cap Value Fund - Institutional Class (26)	Columbia Select Mid Cap Value Fund - Class A	Columbia Select Mid Cap Value Fund - Institutional Class (27)
Operations:
Net investment income (loss)	$(2,012)	$(9,540)	$2,182	$1,944	$(241)
Net realized gain (loss) on security transactions	8,874	(22,206)	1,449	39,001	12,048
Net realized gain distributions	26,097	37,804	17,201	96,114	18,142
Change in net unrealized appreciation (depreciation) on investments	24,192	175,468	9,689	54,146	4,929
Net increase (decrease) in net assets resulting from operations	57,151	181,526	30,521	191,205	34,878

Unit transactions:
Purchases	21,667	90,188	13,535	92,315	29,826
Net transfers	(6,524)	(204,148)	(2,455)	8,630	9,108
Surrenders for benefit payments and fees	(28,145)	(25,649)	(6,790)	(245,622)	(43,115)
Contract maintenance charges	(156)	(408)	(144)	(511)	(232)
Other, net	62	(2,830)	221	(4,819)	(90)
Net increase (decrease) in net assets resulting from unit transactions	(13,096)	(142,847)	4,367	(150,007)	(4,503)
Net increase (decrease) in net assets	44,055	38,679	34,888	41,198	30,375

Beginning of Period	266,547	919,150	199,631	1,607,907	288,179
End of Period	$310,602	$957,829	$234,519	$1,649,105	$318,554

(26) Columbia Large Cap Value Fund - Advisor Class merged into Columbia Large Cap Value Fund - Institutional Class on November 22, 2024. All activity prior to November 22, 2024, is related to the Columbia Large Cap Value Fund - Advisor Class, while all activity subsequent to November 22, 2024, is related to the Columbia Large Cap Value Fund - Institutional Class.
(27) Columbia Select Mid Cap Value Fund - Advisor Class merged into Columbia Select Mid Cap Value Fund - Institutional Class on November 22, 2024. All activity prior to November 22, 2024, is related to the Columbia Select Mid Cap Value Fund - Advisor Class, while all activity subsequent to November 22, 2024, is related to the Columbia Select Mid Cap Value Fund - Institutional Class.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	Columbia Select Small Cap Value Fund - Institutional Class (43)	Columbia Seligman Global Technology Fund - Class A	Columbia Seligman Technology and Information Fund - Class A	Columbia Small Cap Value Fund I - Class A	CRM Mid Cap Value Fund - Investor Shares
Operations:
Net investment income (loss)	$—	$(6,531)	$(7,138)	$(905)	$(1,613)
Net realized gain (loss) on security transactions	—	61,110	92,282	1,012	(2,160)
Net realized gain distributions	79	126,139	184,670	10,632	33,975
Change in net unrealized appreciation (depreciation) on investments	(18)	37,348	25,320	2,072	(2,952)
Net increase (decrease) in net assets resulting from operations	61	218,066	295,134	12,811	27,250

Unit transactions:
Purchases	—	43,592	80,031	26,405	22,639
Net transfers	—	(33,099)	472,551	(506)	(8,069)
Surrenders for benefit payments and fees	(2)	(132,142)	(308,412)	(5,743)	(7,411)
Contract maintenance charges	(1)	(459)	(251)	(72)	(108)
Other, net	—	507	2,197	(340)	259
Net increase (decrease) in net assets resulting from unit transactions	(3)	(121,601)	246,116	19,744	7,310
Net increase (decrease) in net assets	58	96,465	541,250	32,555	34,560

Beginning of Period	509	876,174	933,967	151,569	334,682
End of Period	$567	$972,639	$1,475,217	$184,124	$369,242

(43) Columbia Select Small Cap Value Fund - Advisor Class merged into Columbia Select Small Cap Value Fund - Institutional Class on November 22, 2024. All activity prior to November 22, 2024, is related to the Columbia Select Small Cap Value Fund - Advisor Class, while all activity subsequent to November 22, 2024, is related to the Columbia Select Small Cap Value Fund - Institutional Class.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	Davis Financial Fund - Class A	Davis New York Venture Fund - Class A	Davis Opportunity Fund - Class A	Domini Impact Equity Fund® - Investor Shares	DWS Core Equity VIP - Class A
Operations:
Net investment income (loss)	$758	$45,118	$52	$(2,027)	$31
Net realized gain (loss) on security transactions	14,897	(59,648)	2,427	9,527	96
Net realized gain distributions	4,248	833,853	12,253	11,993	1,440
Change in net unrealized appreciation (depreciation) on investments	25,037	(26,450)	(4,741)	28,109	3,158
Net increase (decrease) in net assets resulting from operations	44,940	792,873	9,991	47,602	4,725

Unit transactions:
Purchases	20,790	231,692	1,481	30,190	2,278
Net transfers	(98,715)	(437,786)	(1,621)	(3,741)	(11)
Surrenders for benefit payments and fees	(7,756)	(772,939)	(15,915)	(44,413)	(461)
Contract maintenance charges	(74)	(1,713)	(66)	(192)	—
Other, net	(3,566)	(26,583)	—	(203)	—
Net increase (decrease) in net assets resulting from unit transactions	(89,321)	(1,007,329)	(16,121)	(18,359)	1,806
Net increase (decrease) in net assets	(44,381)	(214,456)	(6,130)	29,243	6,531

Beginning of Period	214,179	4,964,063	95,758	226,490	24,081
End of Period	$169,798	$4,749,607	$89,628	$255,733	$30,612

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	DWS CROCI® Equity Dividend Fund - Class A	DWS Emerging Markets Fixed Income Fund - Class A	DWS International Growth Fund - Class A	DWS RREEF Real Estate Securities Fund - Class A	Eaton Vance Atlanta Capital SMID-Cap Fund - Class A
Operations:
Net investment income (loss)	$4,580	$93	$(12)	$499	$(1,172)
Net realized gain (loss) on security transactions	174	(8)	7,565	2	22,642
Net realized gain distributions	14,950	—	1,325	—	28,088
Change in net unrealized appreciation (depreciation) on investments	8,117	73	(1,418)	1,373	33,890
Net increase (decrease) in net assets resulting from operations	27,821	158	7,460	1,874	83,448

Unit transactions:
Purchases	3,828	—	11,965	401	50,236
Net transfers	—	—	(70,590)	7,496	36,030
Surrenders for benefit payments and fees	18	5	(7,725)	1	(221,909)
Contract maintenance charges	(26)	(1)	(105)	(1)	(92)
Other, net	—	—	(49)	—	(5,819)
Net increase (decrease) in net assets resulting from unit transactions	3,820	4	(66,504)	7,897	(141,554)
Net increase (decrease) in net assets	31,641	162	(59,044)	9,771	(58,106)

Beginning of Period	215,732	1,711	132,576	21,352	768,860
End of Period	$247,373	$1,873	$73,532	$31,123	$710,754

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	Eaton Vance Balanced Fund - Class A	Eaton Vance Dividend Builder Fund - Class A	Eaton Vance Income Fund of Boston - Class A	Eaton Vance Large-Cap Value Fund - Class A	Eaton Vance Worldwide Health Sciences Fund - Class A
Operations:
Net investment income (loss)	$383	$15,262	$163,363	$1,349	$(2,684)
Net realized gain (loss) on security transactions	1,558	53,231	(17,446)	32,389	21,677
Net realized gain distributions	14,058	67,158	—	48,975	22,984
Change in net unrealized appreciation (depreciation) on investments	34,773	44,728	46,432	71,147	(16,907)
Net increase (decrease) in net assets resulting from operations	50,772	180,379	192,349	153,860	25,070

Unit transactions:
Purchases	120	43,147	131,728	87,169	23,840
Net transfers	(5,000)	(10,752)	24,018	19,776	(44,760)
Surrenders for benefit payments and fees	1	(392,580)	(330,432)	(140,462)	(101,380)
Contract maintenance charges	(53)	(164)	(629)	(984)	(272)
Other, net	—	(6,523)	(3,552)	5,215	(1,127)
Net increase (decrease) in net assets resulting from unit transactions	(4,932)	(366,872)	(178,867)	(29,286)	(123,699)
Net increase (decrease) in net assets	45,840	(186,493)	13,482	124,574	(98,629)

Beginning of Period	281,336	1,393,630	2,972,426	1,450,276	594,787
End of Period	$327,176	$1,207,137	$2,985,908	$1,574,850	$496,158

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	Empower Emerging Markets Equity Fund - Investor Class (20)	Empower International Index Fund - Investor Class	Empower Lifetime 2015 Fund - Investor Class	Empower Lifetime 2020 Fund - Investor Class	Empower Lifetime 2025 Fund - Investor Class
Operations:
Net investment income (loss)	$1,447	$2,509	$641	$91	$1,645
Net realized gain (loss) on security transactions	60	1,614	22	5,438	72
Net realized gain distributions	—	153	658	94	2,281
Change in net unrealized appreciation (depreciation) on investments	760	(2,669)	354	(5,799)	1,384
Net increase (decrease) in net assets resulting from operations	2,267	1,607	1,675	(176)	5,382

Unit transactions:
Purchases	5,991	28,490	3,849	2,647	15,468
Net transfers	136,017	22,727	—	—	—
Surrenders for benefit payments and fees	(762)	(5,176)	—	(133,204)	—
Contract maintenance charges	(26)	(79)	—	—	—
Other, net	292	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	141,512	45,962	3,849	(130,557)	15,468
Net increase (decrease) in net assets	143,779	47,569	5,524	(130,733)	20,850

Beginning of Period	—	110,260	31,440	141,804	86,087
End of Period	$143,779	$157,829	$36,964	$11,071	$106,937

(20) The Sub-Account commenced operations on August 9, 2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	Empower Lifetime 2030 Fund - Investor Class	Empower Lifetime 2035 Fund - Investor Class	Empower Lifetime 2040 Fund - Investor Class	Empower Lifetime 2045 Fund - Investor Class	Empower Lifetime 2050 Fund - Investor Class
Operations:
Net investment income (loss)	$7,116	$4,322	$258	$605	$4,580
Net realized gain (loss) on security transactions	334	2,313	48	1,617	1,282
Net realized gain distributions	9,239	12,464	423	2,491	11,723
Change in net unrealized appreciation (depreciation) on investments	5,690	6,097	35	1,121	5,441
Net increase (decrease) in net assets resulting from operations	22,379	25,196	764	5,834	23,026

Unit transactions:
Purchases	30,589	20,674	5,108	4,736	53,136
Net transfers	—	(19,781)	—	—	—
Surrenders for benefit payments and fees	(664)	—	(402)	(9,904)	(7,693)
Contract maintenance charges	(50)	(37)	—	—	(38)
Other, net	2,633	9,576	—	—	(5,674)
Net increase (decrease) in net assets resulting from unit transactions	32,508	10,432	4,706	(5,168)	39,731
Net increase (decrease) in net assets	54,887	35,628	5,470	666	62,757

Beginning of Period	323,316	322,222	8,774	63,016	231,981
End of Period	$378,203	$357,850	$14,244	$63,682	$294,738

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	Empower Lifetime 2055 Fund - Investor Class	Empower Lifetime 2060 Fund - Investor Class	Empower Moderately Aggressive Profile Fund - Investor Class	Empower S&P 500® Index Fund - Investor Class (21)	Empower S&P Mid Cap 400® Index Fund - Investor Class
Operations:
Net investment income (loss)	$78	$219	$(2)	$7	$579
Net realized gain (loss) on security transactions	7	4	24	—	2,837
Net realized gain distributions	266	256	6	8	1,932
Change in net unrealized appreciation (depreciation) on investments	155	(227)	(5)	(47)	6,335
Net increase (decrease) in net assets resulting from operations	506	252	23	(32)	11,683

Unit transactions:
Purchases	7,418	7,964	161	166	12,386
Net transfers	—	—	(190)	2,522	3,544
Surrenders for benefit payments and fees	(1)	—	(161)	—	(17,349)
Contract maintenance charges	—	—	(2)	—	(19)
Other, net	—	—	—	—	(1,795)
Net increase (decrease) in net assets resulting from unit transactions	7,417	7,964	(192)	2,688	(3,233)
Net increase (decrease) in net assets	7,923	8,216	(169)	2,656	8,450

Beginning of Period	5,228	3,633	200	—	92,689
End of Period	$13,151	$11,849	$31	$2,656	$101,139

(21) The Sub-Account commenced operations on November 14, 2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	Empower S&P Small Cap 600® Index Fund - Investor Class	Empower Short Duration Bond Fund - Investor Class	Federated Hermes Clover Small Value Fund - Class A	Federated Hermes Equity Income Fund, Inc. - Class A	Federated Hermes Fund for U.S. Government Securities - Class A
Operations:
Net investment income (loss)	$54	$433	$187	$(306)	$4,932
Net realized gain (loss) on security transactions	68	1,147	(1,140)	5,643	(2,757)
Net realized gain distributions	741	—	2,994	6,008	—
Change in net unrealized appreciation (depreciation) on investments	512	(1,035)	1,026	(865)	(1,808)
Net increase (decrease) in net assets resulting from operations	1,375	545	3,067	10,480	367

Unit transactions:
Purchases	4,791	691	191	6,082	15,575
Net transfers	3,972	(5,685)	(7,312)	(1,395)	(7,197)
Surrenders for benefit payments and fees	(2,111)	(52,140)	(31,876)	(37,317)	(15,122)
Contract maintenance charges	(10)	(14)	(7)	(79)	(74)
Other, net	(1,788)	—	—	(527)	743
Net increase (decrease) in net assets resulting from unit transactions	4,854	(57,148)	(39,004)	(33,236)	(6,075)
Net increase (decrease) in net assets	6,229	(56,603)	(35,937)	(22,756)	(5,708)

Beginning of Period	14,016	72,733	70,049	73,798	172,339
End of Period	$20,245	$16,130	$34,112	$51,042	$166,631

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	Federated Hermes Global Allocation Fund - Class A	Federated Hermes International Leaders Fund - Class A	Federated Hermes Kaufmann Fund - Class R	Federated Hermes MDT Mid Cap Growth Fund - Class A	Federated Hermes Sustainable High Yield Bond Fund, Inc. - Class A
Operations:
Net investment income (loss)	$23	$93	$(34,078)	$(2,908)	$5
Net realized gain (loss) on security transactions	7	3	7,107	2,986	—
Net realized gain distributions	—	188	462,941	19,453	—
Change in net unrealized appreciation (depreciation) on investments	189	(456)	207,395	94,066	2
Net increase (decrease) in net assets resulting from operations	219	(172)	643,365	113,597	7

Unit transactions:
Purchases	—	627	216,358	17,058	—
Net transfers	—	—	(16,909)	6,103	—
Surrenders for benefit payments and fees	(1)	1	(522,053)	(15,987)	4
Contract maintenance charges	—	(3)	(1,440)	(152)	(4)
Other, net	—	—	(2,453)	(2,484)	—
Net increase (decrease) in net assets resulting from unit transactions	(1)	625	(326,497)	4,538	—
Net increase (decrease) in net assets	218	453	316,868	118,135	7

Beginning of Period	2,836	8,457	4,233,459	352,148	155
End of Period	$3,054	$8,910	$4,550,327	$470,283	$162

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	Federated Hermes Total Return Bond Fund - Class A	Fidelity Advisor® Equity Growth Fund - Class M	Fidelity Advisor® Leveraged Company Stock Fund - Class M (28)	Fidelity Advisor® Stock Selector Fund - Class M (40)	Fidelity® VIP Balanced Portfolio - Initial Class
Operations:
Net investment income (loss)	$2,599	$(5,753)	$1,588	$(7,052)	$10,274
Net realized gain (loss) on security transactions	(7,892)	27,226	24,945	206,463	163,464
Net realized gain distributions	—	122,734	446,004	38	43,848
Change in net unrealized appreciation (depreciation) on investments	5,379	87,132	91,949	(45,076)	(20,803)
Net increase (decrease) in net assets resulting from operations	86	231,339	564,486	154,373	196,783

Unit transactions:
Purchases	2,327	83,886	203,243	51,250	52,271
Net transfers	(30,622)	(37,213)	(53,341)	391	(286,179)
Surrenders for benefit payments and fees	(55,569)	(6,116)	(423,654)	(1,578,231)	(329,859)
Contract maintenance charges	(29)	(231)	(755)	(5)	—
Other, net	—	(2,127)	(3,104)	—	—
Net increase (decrease) in net assets resulting from unit transactions	(83,893)	38,199	(277,611)	(1,526,595)	(563,767)
Net increase (decrease) in net assets	(83,807)	269,538	286,875	(1,372,222)	(366,984)

Beginning of Period	140,485	782,322	2,240,983	1,373,201	1,373,125
End of Period	$56,678	$1,051,860	$2,527,858	$979	$1,006,141

(28) Fidelity Leveraged Company Stock Fund merged into Fidelity Advisor® Leveraged Company Stock Fund on October 25, 2024. All activity prior to October 25, 2024, is related to the Fidelity Leveraged Company Stock Fund, while all activity subsequent to October 25, 2024, is related to the Fidelity Advisor® Leveraged Company Stock Fund.
(40) Formerly, Fidelity Advisor Stock Selector All Cap Fund. Name changed to Fidelity Advisor® Stock Selector Fund effective December 31, 2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	Fidelity® VIP Freedom 2015 Portfolio℠ - Service Class 2	Fidelity® VIP Freedom 2020 Portfolio℠ - Service Class 2	Fidelity® VIP Freedom 2025 Portfolio℠ - Service Class 2	Fidelity® VIP Freedom 2030 Portfolio℠ - Service Class 2	Fidelity® VIP Growth & Income Portfolio - Initial Class
Operations:
Net investment income (loss)	$445	$467	$2,804	$13,343	$965
Net realized gain (loss) on security transactions	(13,867)	(867)	71	570	42,172
Net realized gain distributions	3,015	2,770	279	1,749	13,864
Change in net unrealized appreciation (depreciation) on investments	16,041	5,011	7,501	44,202	(2,815)
Net increase (decrease) in net assets resulting from operations	5,634	7,381	10,655	59,864	54,186

Unit transactions:
Purchases	—	—	—	—	—
Net transfers	(117,246)	(111,491)	—	69,046	(127,100)
Surrenders for benefit payments and fees	—	(1)	(1)	(1,095)	(6,876)
Contract maintenance charges	—	—	(50)	(110)	—
Other, net	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(117,246)	(111,492)	(51)	67,841	(133,976)
Net increase (decrease) in net assets	(111,612)	(104,111)	10,604	127,705	(79,790)

Beginning of Period	111,727	109,594	134,810	677,235	287,475
End of Period	$115	$5,483	$145,414	$804,940	$207,685

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	Fidelity® VIP Growth Opportunities Portfolio - Initial Class	Fidelity® VIP Investor Freedom 2035 Portfolio℠ - Service Class 2	Fidelity® VIP Investor Freedom 2050 Portfolio℠ - Service Class 2	Fidelity® VIP Overseas Portfolio - Initial Class	Fidelity® VIP Value Strategies Portfolio - Initial Class
Operations:
Net investment income (loss)	$(6,851)	$171	$5	$489	$(1,800)
Net realized gain (loss) on security transactions	39,852	12	—	109	38,056
Net realized gain distributions	—	186	13	2,367	11,719
Change in net unrealized appreciation (depreciation) on investments	272,676	871	65	(874)	(9,708)
Net increase (decrease) in net assets resulting from operations	305,677	1,240	83	2,091	38,267

Unit transactions:
Purchases	22,062	—	—	—	8,399
Net transfers	(53,167)	—	—	—	(87,025)
Surrenders for benefit payments and fees	(243,975)	(1)	—	(146)	(406,704)
Contract maintenance charges	—	—	—	—	—
Other, net	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(275,080)	(1)	—	(146)	(485,330)
Net increase (decrease) in net assets	30,597	1,239	83	1,945	(447,063)

Beginning of Period	929,105	11,938	632	48,347	487,567
End of Period	$959,702	$13,177	$715	$50,292	$40,504

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	Franklin Conservative Allocation Fund - Class A	Franklin Core Plus Fund - Class A (41)	Franklin Growth Allocation Fund - Class A	Franklin Growth Fund - Class A	Franklin High Income Fund - Class A1
Operations:
Net investment income (loss)	$27,336	$92,481	$62,787	$(25,130)	$46,639
Net realized gain (loss) on security transactions	(4,449)	(50,647)	116,424	173,703	(8,436)
Net realized gain distributions	—	—	16,902	242,319	—
Change in net unrealized appreciation (depreciation) on investments	83,486	11,811	518,572	107,369	17,827
Net increase (decrease) in net assets resulting from operations	106,373	53,645	714,685	498,261	56,030

Unit transactions:
Purchases	99,318	372,563	488,696	249,542	81,971
Net transfers	(4,713)	71,765	69,247	58,518	6,773
Surrenders for benefit payments and fees	(92,864)	(344,637)	(1,684,467)	(699,626)	(160,641)
Contract maintenance charges	(1,078)	(687)	(2,851)	(989)	(508)
Other, net	3,326	(423)	(10,691)	14,249	(282)
Net increase (decrease) in net assets resulting from unit transactions	3,989	98,581	(1,140,066)	(378,306)	(72,687)
Net increase (decrease) in net assets	110,362	152,226	(425,381)	119,955	(16,657)

Beginning of Period	1,462,167	2,322,315	5,804,399	3,025,032	880,326
End of Period	$1,572,529	$2,474,541	$5,379,018	$3,144,987	$863,669

(41) Formerly, Franklin Strategic Income Fund. Name changed to Franklin Core Plus Fund effective December 11, 2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	Franklin Income Fund - Class A1	Franklin Moderate Allocation Fund - Class A	Franklin Mutual Beacon Fund - Class A	Franklin Mutual Global Discovery Fund - Class A	Franklin Mutual Shares Fund - Class A
Operations:
Net investment income (loss)	$287,357	$72,695	$9,692	$98,126	$33,489
Net realized gain (loss) on security transactions	31,326	(7,597)	55,018	98,716	3,564
Net realized gain distributions	—	—	34,260	710,034	238,166
Change in net unrealized appreciation (depreciation) on investments	42,098	457,381	(41,151)	(534,331)	41,822
Net increase (decrease) in net assets resulting from operations	360,781	522,479	57,819	372,545	317,041

Unit transactions:
Purchases	401,253	410,082	44,547	529,072	147,137
Net transfers	(164,550)	(13,883)	1,204	(58,688)	128,664
Surrenders for benefit payments and fees	(822,578)	(1,044,026)	(115,903)	(1,596,410)	(288,705)
Contract maintenance charges	(2,635)	(2,611)	(259)	(2,985)	(1,137)
Other, net	(1,752)	10,780	2,517	(5,158)	604
Net increase (decrease) in net assets resulting from unit transactions	(590,262)	(639,658)	(67,894)	(1,134,169)	(13,437)
Net increase (decrease) in net assets	(229,481)	(117,179)	(10,075)	(761,624)	303,604

Beginning of Period	6,189,883	5,394,821	877,714	9,079,301	3,052,555
End of Period	$5,960,402	$5,277,642	$867,639	$8,317,677	$3,356,159

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	Franklin Mutual U.S. Mid Cap Value Fund - Class A	Franklin Small Cap Value Fund - Class A	Franklin Small-Mid Cap Growth Fund - Class A	Franklin Small-Mid Cap Growth VIP Fund - Class 1	Franklin Total Return Fund - Class A
Operations:
Net investment income (loss)	$10,374	$3,514	$(7,458)	$(450)	$4,222
Net realized gain (loss) on security transactions	(10,041)	108,849	22,323	(3,319)	(4,123)
Net realized gain distributions	64,267	148,698	—	—	—
Change in net unrealized appreciation (depreciation) on investments	33,199	4,304	315,005	11,052	1,036
Net increase (decrease) in net assets resulting from operations	97,799	265,365	329,870	7,283	1,135

Unit transactions:
Purchases	—	189,134	20,539	2,429	4,686
Net transfers	(353)	(7,663)	(197,169)	38,648	6,760
Surrenders for benefit payments and fees	(79,047)	(548,141)	(304,651)	(40,325)	(18,871)
Contract maintenance charges	(94)	(1,190)	(291)	—	(114)
Other, net	628	(8,133)	(292)	—	—
Net increase (decrease) in net assets resulting from unit transactions	(78,866)	(375,993)	(481,864)	752	(7,539)
Net increase (decrease) in net assets	18,933	(110,628)	(151,994)	8,035	(6,404)

Beginning of Period	1,172,222	2,754,257	3,034,681	59,664	161,891
End of Period	$1,191,155	$2,643,629	$2,882,687	$67,699	$155,487

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	Franklin U.S. Government Securities Fund - Class A1	Goldman Sachs Core Fixed Income Fund - Class A	Goldman Sachs Equity Income Fund - Class A	Goldman Sachs Government Income Fund - Class A	Goldman Sachs High Yield Fund - Class A
Operations:
Net investment income (loss)	$11,025	$4,581	$1,219	$25,007	$39,945
Net realized gain (loss) on security transactions	(11,749)	(748)	4,288	(90,165)	(9,420)
Net realized gain distributions	—	—	22,725	—	—
Change in net unrealized appreciation (depreciation) on investments	(1,802)	(3,625)	3,183	67,864	13,176
Net increase (decrease) in net assets resulting from operations	(2,526)	208	31,415	2,706	43,701

Unit transactions:
Purchases	18,509	11,127	23,467	83,234	54,863
Net transfers	(28,516)	(112)	108,536	163,119	236,122
Surrenders for benefit payments and fees	(38,287)	(7,073)	(12,746)	(146,695)	(101,109)
Contract maintenance charges	(263)	(98)	(124)	(785)	(353)
Other, net	—	—	147	(2,980)	(996)
Net increase (decrease) in net assets resulting from unit transactions	(48,557)	3,844	119,280	95,893	188,527
Net increase (decrease) in net assets	(51,083)	4,052	150,695	98,599	232,228

Beginning of Period	498,405	162,168	165,071	1,086,587	521,106
End of Period	$447,322	$166,220	$315,766	$1,185,186	$753,334

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	Goldman Sachs Income Builder Fund - Class A	Goldman Sachs International Equity ESG Fund - Class A	Goldman Sachs Large Cap Core Fund - Class A	Goldman Sachs Large Cap Value Fund - Class A	Goldman Sachs Mid Cap Growth Fund - Class A
Operations:
Net investment income (loss)	$12,554	$163	$(107)	$304	$(7,279)
Net realized gain (loss) on security transactions	2,060	2,746	226	8,749	(13,615)
Net realized gain distributions	2,488	—	2,143	31,827	126,542
Change in net unrealized appreciation (depreciation) on investments	13,923	(2,758)	1,190	14,254	34,006
Net increase (decrease) in net assets resulting from operations	31,025	151	3,452	55,134	139,654

Unit transactions:
Purchases	131,953	7,856	—	23,881	74,700
Net transfers	190,089	(13,536)	394	2,980	7,310
Surrenders for benefit payments and fees	(21,334)	(8,190)	(5,475)	(189,894)	(30,394)
Contract maintenance charges	(577)	(74)	(6)	(219)	(270)
Other, net	(14,341)	(808)	—	2,067	3,222
Net increase (decrease) in net assets resulting from unit transactions	285,790	(14,752)	(5,087)	(161,185)	54,568
Net increase (decrease) in net assets	316,815	(14,601)	(1,635)	(106,051)	194,222

Beginning of Period	195,279	42,283	20,812	426,784	730,884
End of Period	$512,094	$27,682	$19,177	$320,733	$925,106

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	Goldman Sachs Mid Cap Value Fund - Class A	Goldman Sachs Satellite Strategies Portfolio - Class A (7)	Goldman Sachs Small Cap Value Fund - Class A	Goldman Sachs Small/Mid Cap Growth Fund - Class A	Goldman Sachs Strategic Growth Fund - Class A
Operations:
Net investment income (loss)	$13,761	$(2)	$42,650	$(3,337)	$(2,395)
Net realized gain (loss) on security transactions	(1,509)	(106)	(149,574)	4,010	9,626
Net realized gain distributions	196,924	—	881,969	1,118	21,176
Change in net unrealized appreciation (depreciation) on investments	137,005	76	(444,863)	29,380	39,838
Net increase (decrease) in net assets resulting from operations	346,181	(32)	330,182	31,171	68,245

Unit transactions:
Purchases	120,663	—	382,926	18,039	12,227
Net transfers	(31,101)	(2,186)	(41,792)	43,846	(15,193)
Surrenders for benefit payments and fees	(492,073)	1	(910,307)	(40,277)	(27,963)
Contract maintenance charges	(1,259)	—	(1,072)	(71)	(98)
Other, net	(2,468)	—	(13,494)	(434)	—
Net increase (decrease) in net assets resulting from unit transactions	(406,238)	(2,185)	(583,739)	21,103	(31,027)
Net increase (decrease) in net assets	(60,057)	(2,217)	(253,557)	52,274	37,218

Beginning of Period	3,285,037	2,217	4,942,408	237,520	231,437
End of Period	$3,224,980	$—	$4,688,851	$289,794	$268,655

(7) The Sub-Account ceased operations on February 13, 2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	Goldman Sachs U.S. Equity Insights Fund - Class A	Hartford Balanced HLS Fund - Class IA	Hartford Balanced HLS Fund - Class IB	Hartford Balanced Income Fund - Class R4	Hartford Capital Appreciation Fund - Class R4
Operations:
Net investment income (loss)	$(71)	$86,606	$886	$4,847	$(4,943)
Net realized gain (loss) on security transactions	65	48,742	5,281	2,869	65,866
Net realized gain distributions	7,099	417,147	9,064	5,970	41,623
Change in net unrealized appreciation (depreciation) on investments	(3,124)	85,913	1,693	(3,195)	21,415
Net increase (decrease) in net assets resulting from operations	3,969	638,408	16,924	10,491	123,961

Unit transactions:
Purchases	6,610	68,875	9,565	16,740	43,719
Net transfers	43,094	136,393	(317)	19,896	(214,868)
Surrenders for benefit payments and fees	—	(614,677)	(51,602)	(74,035)	(107,415)
Contract maintenance charges	(5)	(994)	(87)	(299)	(315)
Other, net	—	261	—	1,215	(2,798)
Net increase (decrease) in net assets resulting from unit transactions	49,699	(410,142)	(42,441)	(36,483)	(281,677)
Net increase (decrease) in net assets	53,668	228,266	(25,517)	(25,992)	(157,716)

Beginning of Period	209	6,156,116	170,939	203,879	704,462
End of Period	$53,877	$6,384,382	$145,422	$177,887	$546,746

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	Hartford Capital Appreciation Fund - Class R5	Hartford Capital Appreciation HLS Fund - Class IA	Hartford Checks and Balances Fund - Class R4	Hartford Conservative Allocation Fund - Class R4	Hartford Conservative Allocation Fund - Class R5
Operations:
Net investment income (loss)	$(13,210)	$33,140	$6,664	$3,368	$2,679
Net realized gain (loss) on security transactions	226,644	96,341	15	378	1,262
Net realized gain distributions	428,261	679,630	3,856	510	289
Change in net unrealized appreciation (depreciation) on investments	377,474	2,248,207	15,699	10,600	6,462
Net increase (decrease) in net assets resulting from operations	1,019,169	3,057,318	26,234	14,856	10,692

Unit transactions:
Purchases	159,764	83,996	26,815	21,156	10,095
Net transfers	217,300	(185,244)	(291)	5,686	(4)
Surrenders for benefit payments and fees	(1,032,904)	(1,858,299)	5	(6,656)	(44,264)
Contract maintenance charges	(1,979)	(2,142)	(112)	(190)	(187)
Other, net	3,820	(8,009)	739	(4,469)	70
Net increase (decrease) in net assets resulting from unit transactions	(653,999)	(1,969,698)	27,156	15,527	(34,290)
Net increase (decrease) in net assets	365,170	1,087,620	53,390	30,383	(23,598)

Beginning of Period	5,393,342	15,718,166	231,296	217,369	164,011
End of Period	$5,758,512	$16,805,786	$284,686	$247,752	$140,413

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	Hartford Disciplined Equity HLS Fund - Class IA	Hartford Disciplined Equity HLS Fund - Class IB	Hartford Dividend and Growth Fund - Class R4	Hartford Dividend and Growth HLS Fund - Class IA	Hartford Dividend and Growth HLS Fund - Class IB
Operations:
Net investment income (loss)	$(6,844)	$(32,264)	$3,083	$335,265	$30,849
Net realized gain (loss) on security transactions	283,214	509,811	48,567	190,962	53,836
Net realized gain distributions	123,711	372,194	61,001	1,311,230	278,577
Change in net unrealized appreciation (depreciation) on investments	252,623	966,787	(30,439)	465,139	87,877
Net increase (decrease) in net assets resulting from operations	652,704	1,816,528	82,212	2,302,596	451,139

Unit transactions:
Purchases	101,286	339,284	68,304	84,174	220,668
Net transfers	47,650	477,969	29,514	(406,080)	(82,910)
Surrenders for benefit payments and fees	(1,543,383)	(1,653,401)	(151,983)	(2,073,460)	(763,835)
Contract maintenance charges	(839)	(3,190)	(229)	(1,747)	(2,263)
Other, net	(3,329)	(18,011)	(991)	5,944	(4,353)
Net increase (decrease) in net assets resulting from unit transactions	(1,398,615)	(857,349)	(55,385)	(2,391,169)	(632,693)
Net increase (decrease) in net assets	(745,911)	959,179	26,827	(88,573)	(181,554)

Beginning of Period	3,016,819	7,624,779	727,522	19,232,633	4,231,163
End of Period	$2,270,908	$8,583,958	$754,349	$19,144,060	$4,049,609

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	Hartford Equity Income Fund - Class R4	Hartford Global Impact Fund - Class R4	Hartford Growth Allocation Fund - Class R4	Hartford Growth Allocation Fund - Class R5	Hartford Growth Opportunities Fund - Class R4
Operations:
Net investment income (loss)	$6,341	$(238)	$1,540	$37,100	$(3,752)
Net realized gain (loss) on security transactions	1,704	632	5,524	84,773	12,583
Net realized gain distributions	50,455	—	3,261	45,643	—
Change in net unrealized appreciation (depreciation) on investments	(5,668)	3,797	19,502	282,420	115,402
Net increase (decrease) in net assets resulting from operations	52,832	4,191	29,827	449,936	124,233

Unit transactions:
Purchases	54,907	6,953	24,154	211,442	46,404
Net transfers	2,762	(179)	(23,938)	(29,588)	1,764
Surrenders for benefit payments and fees	(37,821)	(817)	(19,357)	(416,509)	(44,701)
Contract maintenance charges	(325)	(33)	(207)	(1,526)	(99)
Other, net	(1,282)	198	(246)	(2,319)	(2,692)
Net increase (decrease) in net assets resulting from unit transactions	18,241	6,122	(19,594)	(238,500)	676
Net increase (decrease) in net assets	71,073	10,313	10,233	211,436	124,909

Beginning of Period	602,852	53,631	217,910	3,019,562	295,256
End of Period	$673,925	$63,944	$228,143	$3,230,998	$420,165

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	Hartford Healthcare Fund - Class R4	Hartford Healthcare HLS Fund - Class IA	Hartford Healthcare HLS Fund - Class IB	Hartford High Yield Fund - Class R4	Hartford Inflation Plus Fund - Class R4
Operations:
Net investment income (loss)	$(2,642)	$(13,048)	$(8,285)	$6,962	$4,914
Net realized gain (loss) on security transactions	7,757	(106,212)	(39,270)	(834)	(10,214)
Net realized gain distributions	9,435	13,881	9,861	—	—
Change in net unrealized appreciation (depreciation) on investments	(14,915)	117,827	37,721	1,435	6,938
Net increase (decrease) in net assets resulting from operations	(365)	12,448	27	7,563	1,638

Unit transactions:
Purchases	28,368	118,531	87,377	20,536	35,115
Net transfers	(14,335)	90,692	35,326	4,015	(8,844)
Surrenders for benefit payments and fees	(37,088)	(506,877)	(181,604)	(30,401)	(136,745)
Contract maintenance charges	(108)	(437)	(450)	(39)	(139)
Other, net	—	1,944	811	430	(1,867)
Net increase (decrease) in net assets resulting from unit transactions	(23,163)	(296,147)	(58,540)	(5,459)	(112,480)
Net increase (decrease) in net assets	(23,528)	(283,699)	(58,513)	2,104	(110,842)

Beginning of Period	228,066	2,250,318	1,248,398	129,862	401,922
End of Period	$204,538	$1,966,619	$1,189,885	$131,966	$291,080

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	Hartford International Equity Fund - Class R4	Hartford International Opportunities Fund - Class R4	Hartford International Opportunities HLS Fund - Class IA	Hartford International Opportunities HLS Fund - Class IB	Hartford Midcap Fund - Class R4
Operations:
Net investment income (loss)	$1,202	$1,015	$7,438	$2,025	$(3,780)
Net realized gain (loss) on security transactions	14,912	5,930	24,585	8,769	(3,484)
Net realized gain distributions	—	—	—	—	18,609
Change in net unrealized appreciation (depreciation) on investments	(5,697)	2,421	44,797	8,575	7,069
Net increase (decrease) in net assets resulting from operations	10,417	9,366	76,820	19,369	18,414

Unit transactions:
Purchases	37,812	44,392	76,513	50,792	38,121
Net transfers	(29,108)	27,413	(46,972)	76,872	2,566
Surrenders for benefit payments and fees	(72,780)	(36,406)	(323,301)	(76,711)	(152,117)
Contract maintenance charges	(523)	(335)	(486)	(240)	(540)
Other, net	1,160	547	1,231	—	183
Net increase (decrease) in net assets resulting from unit transactions	(63,439)	35,611	(293,015)	50,713	(111,787)
Net increase (decrease) in net assets	(53,022)	44,977	(216,195)	70,082	(93,373)

Beginning of Period	232,468	206,623	823,857	283,252	467,727
End of Period	$179,446	$251,600	$607,662	$353,334	$374,354

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	Hartford MidCap HLS Fund - Class IA	Hartford MidCap Value Fund - Class R4	Hartford Moderate Allocation Fund - Class R4	Hartford Moderate Allocation Fund - Class R5	Hartford Small Cap Growth HLS Fund - Class IA
Operations:
Net investment income (loss)	$(14,980)	$(93)	$10,820	$23,174	$(1,589)
Net realized gain (loss) on security transactions	(194,761)	2,041	1,835	19,544	3,237
Net realized gain distributions	182,054	8,198	—	—	—
Change in net unrealized appreciation (depreciation) on investments	513,264	(2,839)	63,121	109,922	43,517
Net increase (decrease) in net assets resulting from operations	485,577	7,307	75,776	152,640	45,165

Unit transactions:
Purchases	9,701	7,179	55,259	50,376	40,022
Net transfers	(546,118)	9,774	14,774	3,007	(4,897)
Surrenders for benefit payments and fees	(523,411)	(28,120)	(11,647)	(264,368)	(89,755)
Contract maintenance charges	(306)	(93)	(525)	(983)	(235)
Other, net	4,474	—	5,247	(2,567)	(890)
Net increase (decrease) in net assets resulting from unit transactions	(1,055,660)	(11,260)	63,108	(214,535)	(55,755)
Net increase (decrease) in net assets	(570,083)	(3,953)	138,884	(61,895)	(10,590)

Beginning of Period	7,861,652	83,070	684,358	1,429,673	348,863
End of Period	$7,291,569	$79,117	$823,242	$1,367,778	$338,273

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	Hartford Small Cap Growth HLS Fund - Class IB	Hartford Small Company Fund - Class R4	Hartford Small Company HLS Fund - Class IA	Hartford Small Company HLS Fund - Class IB	Hartford Stock HLS Fund - Class IA
Operations:
Net investment income (loss)	$(1,695)	$(2,858)	$(7,424)	$(4,457)	$45,508
Net realized gain (loss) on security transactions	(1,045)	1,201	(97,922)	(37,424)	118,715
Net realized gain distributions	—	—	—	—	138,695
Change in net unrealized appreciation (depreciation) on investments	25,360	30,739	429,478	99,341	65,041
Net increase (decrease) in net assets resulting from operations	22,620	29,082	324,132	57,460	367,959

Unit transactions:
Purchases	12,610	24,052	3,966	57,201	10,516
Net transfers	(888)	(14,277)	(298,885)	(2,254)	(60,442)
Surrenders for benefit payments and fees	(21,608)	(37,795)	(385,842)	(143,384)	(274,350)
Contract maintenance charges	(130)	(184)	(211)	(311)	(177)
Other, net	26	1,225	1,828	507	2,006
Net increase (decrease) in net assets resulting from unit transactions	(9,990)	(26,979)	(679,144)	(88,241)	(322,447)
Net increase (decrease) in net assets	12,630	2,103	(355,012)	(30,781)	45,512

Beginning of Period	194,590	290,726	2,978,208	589,870	4,596,884
End of Period	$207,220	$292,829	$2,623,196	$559,089	$4,642,396

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	Hartford Stock HLS Fund - Class IB	Hartford Total Return Bond Fund - Class R4	Hartford Total Return Bond Fund - Class R5	Hartford Total Return Bond HLS Fund - Class IA	Hartford Total Return Bond HLS Fund - Class IB
Operations:
Net investment income (loss)	$2,073	$407	$2,083	$230,619	$46,477
Net realized gain (loss) on security transactions	16,573	(4,999)	(266)	(225,385)	(67,567)
Net realized gain distributions	11,006	—	—	—	—
Change in net unrealized appreciation (depreciation) on investments	2,040	4,088	(1,164)	131,292	44,085
Net increase (decrease) in net assets resulting from operations	31,692	(504)	653	136,526	22,995

Unit transactions:
Purchases	6,494	5,099	2,991	105,673	139,977
Net transfers	—	(8,590)	25,325	565,675	(95,218)
Surrenders for benefit payments and fees	(94,609)	(45,012)	(1,712)	(1,295,762)	(190,530)
Contract maintenance charges	(36)	(79)	(83)	(1,560)	(833)
Other, net	—	—	47	2,876	4,314
Net increase (decrease) in net assets resulting from unit transactions	(88,151)	(48,582)	26,568	(623,098)	(142,290)
Net increase (decrease) in net assets	(56,459)	(49,086)	27,221	(486,572)	(119,295)

Beginning of Period	395,140	58,046	60,728	7,132,764	1,814,075
End of Period	$338,681	$8,960	$87,949	$6,646,192	$1,694,780

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	Hartford Ultrashort Bond HLS Fund - Class IA	Hartford Ultrashort Bond HLS Fund - Class IB	Hotchkis & Wiley Large Cap Fundamental Value Fund - Class A (32)	Invesco American Franchise Fund - Class A	Invesco Balanced-Risk Commodity Strategy Fund - Class A
Operations:
Net investment income (loss)	$61,438	$46,661	$4,570	$(5,266)	$184
Net realized gain (loss) on security transactions	2,795	54,487	23,383	30,279	(1)
Net realized gain distributions	—	—	50,563	36,590	342
Change in net unrealized appreciation (depreciation) on investments	(1,903)	(23,600)	(14,317)	188,739	44
Net increase (decrease) in net assets resulting from operations	62,330	77,548	64,199	250,342	569

Unit transactions:
Purchases	31,493	172,543	18,329	49,526	1,240
Net transfers	626,663	(28,600)	96	37,216	13
Surrenders for benefit payments and fees	(89,234)	(2,384,594)	(62,922)	(86,868)	12
Contract maintenance charges	(193)	(1,872)	(218)	(375)	(28)
Other, net	179	1,189	(2,223)	2,328	—
Net increase (decrease) in net assets resulting from unit transactions	568,908	(2,241,334)	(46,938)	1,827	1,237
Net increase (decrease) in net assets	631,238	(2,163,786)	17,261	252,169	1,806

Beginning of Period	982,658	3,800,728	563,552	744,265	13,744
End of Period	$1,613,896	$1,636,942	$580,813	$996,434	$15,550

(32) Formerly, Hotchkis and Wiley Large Cap Value Fund. Name changed to Hotchkis & Wiley Large Cap Fundamental Value Fund effective August 29, 2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	Invesco Comstock Fund - Class A	Invesco Developing Markets Fund - Class A	Invesco Developing Markets Fund - Class Y	Invesco Discovery Large Cap Fund - Class A (37)	Invesco Discovery Mid Cap Growth Fund - Class A
Operations:
Net investment income (loss)	$48,524	$(13,759)	$1,836	$(4,696)	$(9,759)
Net realized gain (loss) on security transactions	114,094	(603)	3,102	16,719	33,649
Net realized gain distributions	321,162	—	—	29,444	51,838
Change in net unrealized appreciation (depreciation) on investments	49,205	(28,824)	(12,932)	223,620	147,622
Net increase (decrease) in net assets resulting from operations	532,985	(43,186)	(7,994)	265,087	223,350

Unit transactions:
Purchases	155,844	183,678	1,399	34,169	69,946
Net transfers	255,232	108,918	6,849	4,171	(32,723)
Surrenders for benefit payments and fees	(469,413)	(175,726)	(37,143)	(68,872)	(227,891)
Contract maintenance charges	(1,611)	(1,016)	(50)	(154)	(423)
Other, net	(22,898)	(5,511)	(542)	(2,652)	(4,365)
Net increase (decrease) in net assets resulting from unit transactions	(82,846)	110,343	(29,487)	(33,338)	(195,456)
Net increase (decrease) in net assets	450,139	67,157	(37,481)	231,749	27,894

Beginning of Period	3,699,649	1,890,228	743,776	804,004	1,068,392
End of Period	$4,149,788	$1,957,385	$706,295	$1,035,753	$1,096,286

(37) Formerly, Invesco Capital Appreciation Fund. Name changed to Invesco Discovery Large Cap Fund effective December 20, 2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	Invesco Diversified Dividend Fund - Investor Class	Invesco Dividend Income Fund - Class A	Invesco Equity and Income Fund - Class A	Invesco EQV Emerging Markets All Cap Fund - Class A	Invesco EQV Emerging Markets All Cap Fund - Class Y
Operations:
Net investment income (loss)	$3,673	$111	$170,722	$326	$26,845
Net realized gain (loss) on security transactions	2,180	37	109,508	(825)	(100,645)
Net realized gain distributions	39,632	953	618,120	—	—
Change in net unrealized appreciation (depreciation) on investments	4,308	423	284,453	(3,033)	69,720
Net increase (decrease) in net assets resulting from operations	49,793	1,524	1,182,803	(3,532)	(4,080)

Unit transactions:
Purchases	39,969	2,147	256,259	22,682	135,609
Net transfers	(59)	—	3,146	25,929	(168,538)
Surrenders for benefit payments and fees	(89,628)	(103)	(1,916,076)	(32,162)	(270,029)
Contract maintenance charges	(156)	(13)	(3,046)	(130)	—
Other, net	(833)	—	2,802	(334)	2,968
Net increase (decrease) in net assets resulting from unit transactions	(50,707)	2,031	(1,656,915)	15,985	(299,990)
Net increase (decrease) in net assets	(914)	3,555	(474,112)	12,453	(304,070)

Beginning of Period	425,475	14,310	11,048,496	263,289	2,199,969
End of Period	$424,561	$17,865	$10,574,384	$275,742	$1,895,899

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	Invesco EQV European Equity Fund - Class A	Invesco EQV International Equity Fund - Class A	Invesco Global Core Equity Fund - Class A	Invesco Global Fund - Class A	Invesco Global Opportunities Fund - Class A
Operations:
Net investment income (loss)	$7,271	$4,082	$276	$(21,011)	$(459)
Net realized gain (loss) on security transactions	(798)	(5,313)	836	108,731	(3,948)
Net realized gain distributions	14,801	12,368	3,965	627,650	—
Change in net unrealized appreciation (depreciation) on investments	(24,279)	(13,905)	4,188	132,649	(6,370)
Net increase (decrease) in net assets resulting from operations	(3,005)	(2,768)	9,265	848,019	(10,777)

Unit transactions:
Purchases	9,945	23,782	3,321	197,660	12,555
Net transfers	22,932	11,653	(463)	(148,578)	2,331
Surrenders for benefit payments and fees	(55,117)	(24,917)	(4,628)	(598,363)	(6,998)
Contract maintenance charges	(53)	(227)	(15)	(1,222)	—
Other, net	90	(83)	—	7,847	—
Net increase (decrease) in net assets resulting from unit transactions	(22,203)	10,208	(1,785)	(542,656)	7,888
Net increase (decrease) in net assets	(25,208)	7,440	7,480	305,363	(2,889)

Beginning of Period	269,757	272,501	59,916	5,549,964	136,951
End of Period	$244,549	$279,941	$67,396	$5,855,327	$134,062

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	Invesco Global Strategic Income Fund - Class A	Invesco Gold & Special Minerals Fund - Class A	Invesco Growth and Income Fund - Class A	Invesco International Bond Fund - Class A	Invesco International Diversified Fund - Class A
Operations:
Net investment income (loss)	$10,833	$(2,276)	$8,127	$112,216	$144
Net realized gain (loss) on security transactions	(8,674)	121,501	823	(133,256)	(2,320)
Net realized gain distributions	—	—	193,020	—	6,169
Change in net unrealized appreciation (depreciation) on investments	3,161	97,688	91,512	51,710	(11,459)
Net increase (decrease) in net assets resulting from operations	5,320	216,913	293,482	30,670	(7,466)

Unit transactions:
Purchases	21,215	131,313	210,146	187,552	28,707
Net transfers	5,947	(196,267)	83,976	(92,240)	9,184
Surrenders for benefit payments and fees	(49,866)	(265,550)	(251,099)	(371,591)	(50,356)
Contract maintenance charges	(72)	(522)	(1,210)	(782)	(196)
Other, net	296	(2,133)	2,669	982	2,719
Net increase (decrease) in net assets resulting from unit transactions	(22,480)	(333,159)	44,482	(276,079)	(9,942)
Net increase (decrease) in net assets	(17,160)	(116,246)	337,964	(245,409)	(17,408)

Beginning of Period	254,779	1,656,075	1,911,439	2,826,599	210,941
End of Period	$237,619	$1,539,829	$2,249,403	$2,581,190	$193,533

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	Invesco Main Street All Cap Fund® - Class A	Invesco Main Street Fund® - Class A	Invesco Main Street Mid Cap Fund® - Class A	Invesco Oppenheimer International Growth Fund - Class A	Invesco Quality Income Fund - Class A
Operations:
Net investment income (loss)	$(1,690)	$(1,413)	$(10,670)	$(3,183)	$53
Net realized gain (loss) on security transactions	78,255	10,915	59,442	(6,080)	(57)
Net realized gain distributions	120,255	23,069	211,323	50,926	—
Change in net unrealized appreciation (depreciation) on investments	147,330	56,584	122,309	(54,648)	(5)
Net increase (decrease) in net assets resulting from operations	344,150	89,155	382,404	(12,985)	(9)

Unit transactions:
Purchases	102,677	49,396	154,292	67,154	338
Net transfers	(95,770)	(5,224)	(93,838)	(17,862)	—
Surrenders for benefit payments and fees	(164,598)	(66,626)	(423,758)	(72,583)	(232)
Contract maintenance charges	(462)	(218)	(800)	(338)	(1)
Other, net	(1,994)	(12,799)	(314)	2,636	—
Net increase (decrease) in net assets resulting from unit transactions	(160,147)	(35,471)	(364,418)	(20,993)	105
Net increase (decrease) in net assets	184,003	53,684	17,986	(33,978)	96

Beginning of Period	1,320,471	406,172	2,578,503	559,204	1,805
End of Period	$1,504,474	$459,856	$2,596,489	$525,226	$1,901

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	Invesco Real Estate Fund - Class A	Invesco Real Estate Fund - Class R5	Invesco Rising Dividends Fund - Class A	Invesco Small Cap Equity Fund - Class A	Invesco Small Cap Growth Fund - Class A
Operations:
Net investment income (loss)	$41,238	$17,505	$(50)	$(1,531)	$(19,863)
Net realized gain (loss) on security transactions	(127,429)	(25,373)	381	1,093	(110,361)
Net realized gain distributions	51,154	12,969	1,417	14,180	—
Change in net unrealized appreciation (depreciation) on investments	66,800	9,995	350	12,824	513,905
Net increase (decrease) in net assets resulting from operations	31,763	15,096	2,098	26,566	383,681

Unit transactions:
Purchases	244,327	2,121	962	16,731	256,568
Net transfers	(177,782)	(35,869)	1,053	(683)	94,309
Surrenders for benefit payments and fees	(381,948)	(52,418)	(2,459)	(4,811)	(518,042)
Contract maintenance charges	(2,220)	(36)	(4)	(108)	(966)
Other, net	625	(908)	—	501	4,008
Net increase (decrease) in net assets resulting from unit transactions	(316,998)	(87,110)	(448)	11,630	(164,123)
Net increase (decrease) in net assets	(285,235)	(72,014)	1,650	38,196	219,558

Beginning of Period	2,784,607	691,542	12,014	150,078	2,595,276
End of Period	$2,499,372	$619,528	$13,664	$188,274	$2,814,834

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	Invesco Small Cap Growth Fund - Investor Class	Invesco Small Cap Value Fund - Class A	Invesco Technology Fund - Investor Class	Invesco V.I. Diversified Dividend Fund - Series I	Invesco V.I. Small Cap Equity Fund - Series I
Operations:
Net investment income (loss)	$(4,860)	$(5,795)	$(9,909)	$317	$(740)
Net realized gain (loss) on security transactions	(14,223)	46,083	29,542	20	787
Net realized gain distributions	—	68,027	182,658	1,067	5,798
Change in net unrealized appreciation (depreciation) on investments	137,710	88,172	177,248	1,600	14,666
Net increase (decrease) in net assets resulting from operations	118,627	196,487	379,539	3,004	20,511

Unit transactions:
Purchases	48,576	60,970	109,815	—	654
Net transfers	(23,850)	12,202	36,402	—	(729)
Surrenders for benefit payments and fees	(55,950)	(253,625)	(183,278)	(1)	(9,905)
Contract maintenance charges	(260)	(561)	(310)	—	—
Other, net	418	14	(3,458)	—	—
Net increase (decrease) in net assets resulting from unit transactions	(31,066)	(181,000)	(40,829)	(1)	(9,980)
Net increase (decrease) in net assets	87,561	15,487	338,710	3,003	10,531

Beginning of Period	767,898	958,335	1,180,112	24,186	121,554
End of Period	$855,459	$973,822	$1,518,822	$27,189	$132,085

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	Invesco V.I. Technology Fund - Series I	Invesco Value Opportunities Fund - Class A	Janus Henderson Balanced Fund - Class S	Janus Henderson Balanced Portfolio - Institutional Shares	Janus Henderson Enterprise Fund - Class S
Operations:
Net investment income (loss)	$(543)	$(2,287)	$35,866	$3,389	$(2,027)
Net realized gain (loss) on security transactions	1,138	7,348	47,900	3,886	18,953
Net realized gain distributions	2,624	33,061	134,038	—	109,536
Change in net unrealized appreciation (depreciation) on investments	11,278	68,649	163,497	17,220	110,636
Net increase (decrease) in net assets resulting from operations	14,497	106,771	381,301	24,495	237,098

Unit transactions:
Purchases	3,899	22,220	330,066	—	181,580
Net transfers	53,371	3,709	(14,026)	160,712	(55,768)
Surrenders for benefit payments and fees	(15,620)	(35,271)	(426,633)	(17,434)	(258,058)
Contract maintenance charges	—	(290)	(908)	—	(794)
Other, net	—	768	(2,946)	—	(393)
Net increase (decrease) in net assets resulting from unit transactions	41,650	(8,864)	(114,447)	143,278	(133,433)
Net increase (decrease) in net assets	56,147	97,907	266,854	167,773	103,665

Beginning of Period	13,065	381,370	2,693,377	146,384	1,766,012
End of Period	$69,212	$479,277	$2,960,231	$314,157	$1,869,677

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	Janus Henderson Enterprise Portfolio - Institutional Shares	Janus Henderson Forty Fund - Class S	Janus Henderson Forty Portfolio - Institutional Shares	Janus Henderson Global Research Fund - Class S	Janus Henderson Global Research Portfolio - Institutional Shares
Operations:
Net investment income (loss)	$106	$(19,970)	$(24,967)	$(137)	$178
Net realized gain (loss) on security transactions	3,929	352,204	39,498	14,174	3,565
Net realized gain distributions	3,750	931,270	235,483	13,346	10,664
Change in net unrealized appreciation (depreciation) on investments	1,295	856,637	739,807	12,746	52,065
Net increase (decrease) in net assets resulting from operations	9,080	2,120,141	989,821	40,129	66,472

Unit transactions:
Purchases	—	306,419	1,020	4,087	390
Net transfers	(41,011)	60,246	(79,211)	(29,262)	—
Surrenders for benefit payments and fees	(4,469)	(1,153,348)	(93,136)	(12,481)	(7,257)
Contract maintenance charges	—	(2,371)	—	(44)	—
Other, net	—	(10,634)	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(45,480)	(799,688)	(171,327)	(37,700)	(6,867)
Net increase (decrease) in net assets	(36,400)	1,320,453	818,494	2,429	59,605

Beginning of Period	88,264	7,986,602	3,708,385	199,242	296,058
End of Period	$51,864	$9,307,055	$4,526,879	$201,671	$355,663

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	Janus Henderson Mid Cap Value Fund - Class S	Janus Henderson Overseas Fund - Class S	Janus Henderson Overseas Portfolio - Institutional Shares	John Hancock New Opportunities Fund - Class A	JPMorgan Core Bond Fund - Class A
Operations:
Net investment income (loss)	$(1,682)	$8,602	$1,122	$(2,756)	$36,719
Net realized gain (loss) on security transactions	1,463	66,021	579	6,009	(27,634)
Net realized gain distributions	15,720	—	—	9,323	—
Change in net unrealized appreciation (depreciation) on investments	11,860	11,361	6,322	14,041	3,146
Net increase (decrease) in net assets resulting from operations	27,361	85,984	8,023	26,617	12,231

Unit transactions:
Purchases	8,931	114,891	—	7,092	133,364
Net transfers	(15,743)	(1,277)	—	12,140	39,416
Surrenders for benefit payments and fees	(97,834)	(247,791)	(1,532)	(18,278)	(222,169)
Contract maintenance charges	(182)	(776)	—	(119)	(488)
Other, net	199	1,173	—	(72)	(1,790)
Net increase (decrease) in net assets resulting from unit transactions	(104,629)	(133,780)	(1,532)	763	(51,667)
Net increase (decrease) in net assets	(77,268)	(47,796)	6,491	27,380	(39,436)

Beginning of Period	268,197	1,702,046	155,680	340,188	1,287,041
End of Period	$190,929	$1,654,250	$162,171	$367,568	$1,247,605

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	JPMorgan Large Cap Growth Fund - Class A	JPMorgan Large Cap Growth Fund - Class R2 (22)	JPMorgan Mid Cap Growth - Class R3	JPMorgan Small Cap Equity Fund - Class A	JPMorgan Small Cap Growth Fund - Class A
Operations:
Net investment income (loss)	$(421)	$(3)	$—	$(751)	$(5,106)
Net realized gain (loss) on security transactions	42,363	—	34,326	304	(272)
Net realized gain distributions	6,788	19	117,861	40,588	—
Change in net unrealized appreciation (depreciation) on investments	57,064	26	72,306	(19,689)	105,079
Net increase (decrease) in net assets resulting from operations	105,794	42	224,493	20,452	99,701

Unit transactions:
Purchases	28,657	2,160	282	33,542	58,327
Net transfers	562,995	—	(24,708)	266,966	(3,987)
Surrenders for benefit payments and fees	(230,014)	1	(333,571)	(5,082)	(126,241)
Contract maintenance charges	(11)	—	(55)	(85)	(299)
Other, net	—	—	849	—	1,064
Net increase (decrease) in net assets resulting from unit transactions	361,627	2,161	(357,203)	295,341	(71,136)
Net increase (decrease) in net assets	467,421	2,203	(132,710)	315,793	28,565

Beginning of Period	199,216	—	1,657,684	58,980	896,527
End of Period	$666,637	$2,203	$1,524,974	$374,773	$925,092

(22) The Sub-Account commenced operations on September 12, 2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	JPMorgan Small Cap Value Fund - Class A	JPMorgan SmartRetirement® 2020 Fund - Class A	JPMorgan SmartRetirement® 2025 Fund - Class A	JPMorgan SmartRetirement® 2030 Fund - Class A	JPMorgan SmartRetirement® 2035 Fund - Class A
Operations:
Net investment income (loss)	$2,761	$35,003	$106,462	$151,075	$87,785
Net realized gain (loss) on security transactions	(2,084)	(98,001)	(23,392)	39,255	10,430
Net realized gain distributions	29,070	11,673	39,396	141,220	91,300
Change in net unrealized appreciation (depreciation) on investments	7,787	191,437	213,578	164,912	257,920
Net increase (decrease) in net assets resulting from operations	37,534	140,112	336,044	496,462	447,435

Unit transactions:
Purchases	33,764	115,398	411,849	821,182	568,021
Net transfers	(7,896)	642	91,044	1,115,516	(36,208)
Surrenders for benefit payments and fees	(54,122)	(1,182,311)	(1,651,752)	(876,896)	(570,531)
Contract maintenance charges	(83)	(1,188)	(1,215)	(2,701)	(1,960)
Other, net	(271)	3,920	(7,449)	14,548	9,051
Net increase (decrease) in net assets resulting from unit transactions	(28,608)	(1,063,539)	(1,157,523)	1,071,649	(31,627)
Net increase (decrease) in net assets	8,926	(923,427)	(821,479)	1,568,111	415,808

Beginning of Period	462,087	2,252,601	4,762,991	5,020,490	4,218,421
End of Period	$471,013	$1,329,174	$3,941,512	$6,588,601	$4,634,229

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	JPMorgan SmartRetirement® 2040 Fund - Class A	JPMorgan SmartRetirement® 2045 Fund - Class A	JPMorgan SmartRetirement® 2050 Fund - Class A	JPMorgan SmartRetirement® 2055 Fund - Class A	JPMorgan SmartRetirement® 2060 Fund - Class A
Operations:
Net investment income (loss)	$103,264	$50,041	$61,881	$26,969	$853
Net realized gain (loss) on security transactions	16,844	15,206	30,866	38,287	1,564
Net realized gain distributions	135,001	79,163	20,177	4,622	453
Change in net unrealized appreciation (depreciation) on investments	276,493	266,165	398,211	173,674	2,132
Net increase (decrease) in net assets resulting from operations	531,602	410,575	511,135	243,552	5,002

Unit transactions:
Purchases	1,073,988	458,465	682,881	455,909	41,345
Net transfers	472,425	3,595	(20,377)	(5,810)	—
Surrenders for benefit payments and fees	(311,554)	(156,756)	(264,698)	(234,719)	(13,110)
Contract maintenance charges	(2,119)	(1,826)	(2,483)	(2,162)	(57)
Other, net	(66,199)	(6,828)	12,986	(5,678)	—
Net increase (decrease) in net assets resulting from unit transactions	1,166,541	296,650	408,309	207,540	28,178
Net increase (decrease) in net assets	1,698,143	707,225	919,444	451,092	33,180

Beginning of Period	4,248,263	3,064,463	3,639,109	1,683,184	23,560
End of Period	$5,946,406	$3,771,688	$4,558,553	$2,134,276	$56,740

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	JPMorgan SmartRetirement® Income Fund - Class A	JPMorgan U.S. Equity Fund - Class A	JPMorgan U.S. Government Money Market Fund - Reserve Class	Keeley Small Cap Dividend Value Fund - Class A	LKCM Aquinas Catholic Equity Fund
Operations:
Net investment income (loss)	$9,506	$(3,203)	$16,647	$7,544	$(2,535)
Net realized gain (loss) on security transactions	(11,152)	45,738	—	2,420	361
Net realized gain distributions	—	43,704	—	50,548	24,609
Change in net unrealized appreciation (depreciation) on investments	24,892	72,311	—	19,909	13,490
Net increase (decrease) in net assets resulting from operations	23,246	158,550	16,647	80,421	35,925

Unit transactions:
Purchases	43,745	84,813	64,754	11,838	17,600
Net transfers	18,536	(52,236)	108,506	(4,174)	—
Surrenders for benefit payments and fees	(126,438)	(100,152)	(19,583)	(42,392)	(1)
Contract maintenance charges	(276)	(344)	(681)	(373)	—
Other, net	(307)	(1,094)	1,039	(565)	—
Net increase (decrease) in net assets resulting from unit transactions	(64,740)	(69,013)	154,035	(35,666)	17,599
Net increase (decrease) in net assets	(41,494)	89,537	170,682	44,755	53,524

Beginning of Period	370,058	716,523	465,164	549,700	294,519
End of Period	$328,564	$806,060	$635,846	$594,455	$348,043

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	Loomis Sayles Bond Fund - Class ADM	Loomis Sayles Bond Fund - Retail Class	Lord Abbett Affiliated Fund - Class A	Lord Abbett Affiliated Fund - Class P	Lord Abbett Bond Debenture Fund - Class A
Operations:
Net investment income (loss)	$6,420	$5,911	$2,512	$321	$84,754
Net realized gain (loss) on security transactions	(8,895)	76	11,045	6,344	(15,461)
Net realized gain distributions	—	—	15,223	2,436	—
Change in net unrealized appreciation (depreciation) on investments	10,602	602	22,708	883	26,171
Net increase (decrease) in net assets resulting from operations	8,127	6,589	51,488	9,984	95,464

Unit transactions:
Purchases	13,575	—	29,876	1,838	70,261
Net transfers	2,765	28,317	5,747	—	24,120
Surrenders for benefit payments and fees	(76,765)	—	(60,636)	(26,940)	(146,461)
Contract maintenance charges	(49)	—	(278)	(50)	(608)
Other, net	—	—	(2,708)	—	907
Net increase (decrease) in net assets resulting from unit transactions	(60,474)	28,317	(27,999)	(25,152)	(51,781)
Net increase (decrease) in net assets	(52,347)	34,906	23,489	(15,168)	43,683

Beginning of Period	178,909	87,332	328,879	70,922	1,607,549
End of Period	$126,562	$122,238	$352,368	$55,754	$1,651,232

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	Lord Abbett Bond-Debenture Fund - Class P	Lord Abbett Developing Growth Fund - Class A	Lord Abbett Developing Growth Fund - Class P	Lord Abbett Dividend Growth Fund - Class A	Lord Abbett Dividend Growth Fund - Class P
Operations:
Net investment income (loss)	$2,950	$(6,150)	$(25)	$(636)	$(456)
Net realized gain (loss) on security transactions	(131)	(14,883)	(5)	1,877	1,651
Net realized gain distributions	—	—	—	8,095	2,728
Change in net unrealized appreciation (depreciation) on investments	544	146,982	536	19,751	6,862
Net increase (decrease) in net assets resulting from operations	3,363	125,949	506	29,087	10,785

Unit transactions:
Purchases	1,427	83,352	—	16,260	5,545
Net transfers	(9)	(53,468)	—	9,658	—
Surrenders for benefit payments and fees	(1,255)	(91,636)	(1)	(4,559)	(5,958)
Contract maintenance charges	(14)	(405)	(9)	(190)	(3)
Other, net	—	(2,425)	—	573	—
Net increase (decrease) in net assets resulting from unit transactions	149	(64,582)	(10)	21,742	(416)
Net increase (decrease) in net assets	3,512	61,367	496	50,829	10,369

Beginning of Period	58,369	626,951	2,478	136,699	53,376
End of Period	$61,881	$688,318	$2,974	$187,528	$63,745

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	Lord Abbett Fundamental Equity Fund - Class A	Lord Abbett Fundamental Equity Fund - Class P	Lord Abbett Growth Opportunities Fund - Class A	Lord Abbett International Equity Fund - Class A	Lord Abbett Total Return Fund - Class A
Operations:
Net investment income (loss)	$(1,808)	$(33)	$(3,451)	$3,143	$320,727
Net realized gain (loss) on security transactions	21,131	21	4,495	8,059	(96,993)
Net realized gain distributions	78,964	1,032	—	9,604	—
Change in net unrealized appreciation (depreciation) on investments	129,804	1,796	91,807	13,368	(51,994)
Net increase (decrease) in net assets resulting from operations	228,091	2,816	92,851	34,174	171,740

Unit transactions:
Purchases	58,178	100	21,064	24,576	404,550
Net transfers	(63,491)	—	173,177	(68,447)	502,252
Surrenders for benefit payments and fees	(76,842)	—	(30,081)	(13,675)	(617,721)
Contract maintenance charges	(717)	(21)	(108)	(141)	(332)
Other, net	1,829	—	—	—	4,426
Net increase (decrease) in net assets resulting from unit transactions	(81,043)	79	164,052	(57,687)	293,175
Net increase (decrease) in net assets	147,048	2,895	256,903	(23,513)	464,915

Beginning of Period	1,223,895	14,535	217,324	381,411	6,713,746
End of Period	$1,370,943	$17,430	$474,227	$357,898	$7,178,661

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	Lord Abbett Value Opportunities Fund - Class A	Lord Abbett Value Opportunities Fund - Class P	LVIP American Century Balanced Fund - Standard Class II (1)	LVIP American Century Disciplined Core Value Fund - Standard Class II (2)	LVIP American Century Ultra Fund - Standard Class II (3)
Operations:
Net investment income (loss)	$(19,682)	$(3,482)	$9,094	$1,303	$(11,646)
Net realized gain (loss) on security transactions	5,881	(973)	6,350	(156)	121,219
Net realized gain distributions	142,292	32,905	—	—	137,661
Change in net unrealized appreciation (depreciation) on investments	134,045	28,453	54,817	22,445	150,532
Net increase (decrease) in net assets resulting from operations	262,536	56,903	70,261	23,592	397,766

Unit transactions:
Purchases	131,640	14,845	—	10,637	38,135
Net transfers	45,485	(26,056)	741	—	(16,106)
Surrenders for benefit payments and fees	(361,690)	(24,569)	(6,072)	(12,492)	(299,758)
Contract maintenance charges	(728)	(144)	—	—	—
Other, net	197	97	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(185,096)	(35,827)	(5,331)	(1,855)	(277,729)
Net increase (decrease) in net assets	77,440	21,076	64,930	21,737	120,037

Beginning of Period	2,132,560	468,935	620,503	193,911	1,527,245
End of Period	$2,210,000	$490,011	$685,433	$215,648	$1,647,282

(1) American Century Balanced Fund merged into LVIP American Century Balanced Fund on April 26, 2024. All activity prior to April 26, 2024, is related to the American Century Balanced Fund, while all activity subsequent to April 26, 2024, is related to the LVIP American Century Balanced Fund.
(2) American Century Disciplined Core Value Fund merged into LVIP American Century Disciplined Core Value Fund on April 26, 2024. All activity prior to April 26, 2024, is related to the American Century Disciplined Core Value Fund, while all activity subsequent to April 26, 2024, is related to the LVIP American Century Disciplined Core Fund.
(3) American Century Ultra Fund merged into LVIP American Century Ultra Fund on April 26, 2024. All activity prior to April 26, 2024, is related to the American Century Ultra Fund, while all activity subsequent to April 26, 2024, is related to the LVIP American Century Ultra Fund.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	LVIP American Century Value Fund - Standard Class II (4)	Macquarie Asset Strategy Fund - Class Y (36)	Macquarie Diversified Income Fund - Class A (30)	Macquarie Extended Duration Bond Fund - Class A (31)	Macquarie Large Cap Growth Fund - Class Y (34)
Operations:
Net investment income (loss)	$9,749	$4,738	$16,571	$586	$(6,458)
Net realized gain (loss) on security transactions	31,996	(1,132)	(742)	(88)	82,270
Net realized gain distributions	30,568	39,539	—	—	10,204
Change in net unrealized appreciation (depreciation) on investments	(23,471)	35,773	(6,809)	(3,332)	61,657
Net increase (decrease) in net assets resulting from operations	48,842	78,918	9,020	(2,834)	147,673

Unit transactions:
Purchases	16,960	31,077	37,496	771	35,362
Net transfers	(344)	(1,009)	371,758	47,724	(46,522)
Surrenders for benefit payments and fees	(188,982)	(41,805)	(14,926)	5	(254,975)
Contract maintenance charges	—	(117)	(97)	(4)	(298)
Other, net	—	241	(1,422)	—	341
Net increase (decrease) in net assets resulting from unit transactions	(172,366)	(11,613)	392,809	48,496	(266,092)
Net increase (decrease) in net assets	(123,524)	67,305	401,829	45,662	(118,419)

Beginning of Period	551,258	633,816	142,557	2,834	773,942
End of Period	$427,734	$701,121	$544,386	$48,496	$655,523

(4) American Century Value Fund merged into LVIP American Century Value Fund on April 26, 2024. All activity prior to April 26, 2024, is related to the American Century Value Fund, while all activity subsequent to April 26, 2024, is related to the LVIP American Century Value Fund.
(30) Formerly, Delaware Diversified Income Fund. Name changed to Macquarie Diversified Income Fund effective December 31, 2024.
(31) Formerly, Delaware Extended Duration Bond Fund. Name changed to Macquarie Extended Duration Bond Fund effective December 31, 2024.
(34) Formerly, Delaware Ivy Large Cap Growth Fund. Name changed to Macquarie Large Cap Growth Fund effective December 31, 2024.
(36) Formerly, Delaware Ivy Asset Strategy Fund. Name changed to Macquarie Asset Strategy Fund effective December 31, 2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	Macquarie Natural Resources Fund - Class Y (33)	Macquarie Science and Technology Fund - Class Y (35)	Macquarie Small Cap Growth Fund - Class Y (38)	Massachusetts Investors Growth Stock Fund - Class A	Massachusetts Investors Trust - Class R3
Operations:
Net investment income (loss)	$36,088	$(15,403)	$(803)	$304	$137
Net realized gain (loss) on security transactions	18,600	1,365	(12,625)	59,482	8,984
Net realized gain distributions	—	265,546	25,790	196,237	116,207
Change in net unrealized appreciation (depreciation) on investments	(58,640)	215,715	81,935	109,608	20,240
Net increase (decrease) in net assets resulting from operations	(3,952)	467,223	94,297	365,631	145,568

Unit transactions:
Purchases	67,090	131,065	75,524	16,390	87,205
Net transfers	(6,936)	27,811	(57,147)	(18,954)	20,349
Surrenders for benefit payments and fees	(225,472)	(203,939)	(130,433)	(154,738)	(58,404)
Contract maintenance charges	(270)	(939)	(342)	(160)	(401)
Other, net	(4,048)	839	699	443	(1,754)
Net increase (decrease) in net assets resulting from unit transactions	(169,636)	(45,163)	(111,699)	(157,019)	46,995
Net increase (decrease) in net assets	(173,588)	422,060	(17,402)	208,612	192,563

Beginning of Period	1,051,386	1,533,441	683,323	2,340,457	735,469
End of Period	$877,798	$1,955,501	$665,921	$2,549,069	$928,032

(33) Formerly, Delaware Ivy Natural Resources Fund. Name changed to Macquarie Natural Resources Fund effective December 31, 2024.
(35) Formerly, Delaware Ivy Science & Technology Fund. Name changed to Macquarie Science and Technology Fund effective December 31, 2024.
(38) Formerly, Delaware Ivy Small Cap Growth Fund. Name changed to Macquarie Small Cap Growth Fund effective December 31, 2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	MassMutual 80/20 Allocation Fund - Class R4	MassMutual Blue Chip Growth Fund - Class R4	MassMutual Blue Chip Growth Fund - Class R5	MassMutual Core Bond Fund - Class R4 (11)	MassMutual Core Bond Fund - Class R5 (42)
Operations:
Net investment income (loss)	$12	$(135)	$—	$7,007	$128,987
Net realized gain (loss) on security transactions	215	(4,146)	(258,590)	(8,167)	(52,607)
Net realized gain distributions	77	8,395	5,465,238	—	—
Change in net unrealized appreciation (depreciation) on investments	(27)	7,390	7,444,895	5,178	(33,935)
Net increase (decrease) in net assets resulting from operations	277	11,504	12,651,543	4,018	42,445

Unit transactions:
Purchases	598	10,171	740,850	13,219	292,268
Net transfers	(1,397)	26,854	(1,120,431)	8,954	133,918
Surrenders for benefit payments and fees	(392)	(31,956)	(4,389,308)	(171,761)	(193,645)
Contract maintenance charges	(18)	(39)	(845)	(17)	—
Other, net	(345)	(52)	8,933	1,039	(1,971)
Net increase (decrease) in net assets resulting from unit transactions	(1,554)	4,978	(4,760,801)	(148,566)	230,570
Net increase (decrease) in net assets	(1,277)	16,482	7,890,742	(144,548)	273,015

Beginning of Period	2,690	45,480	37,519,586	229,750	2,968,636
End of Period	$1,413	$61,962	$45,410,328	$85,202	$3,241,651

(11) MassMutual Strategic Bond Fund merged into MassMutual Core Bond Fund on September 23, 2024. All activity prior to September 23, 2024, is related to the MassMutual Strategic Bond Fund, while all activity subsequent to September 23, 2024, is related to the MassMutual Core Bond Fund.
(42) MassMutual Strategic Bond Fund merged into MassMutual Core Bond Fund on September 23, 2024. All activity prior to September 23, 2024, is related to the MassMutual Strategic Bond Fund, while all activity subsequent to September 23, 2024, is related to the MassMutual Core Bond Fund.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	MassMutual Equity Opportunities Fund - Class R5	MassMutual Global Fund - Class R5	MassMutual High Yield Fund - Class R5	MassMutual International Equity Fund - Class R4	MassMutual Mid Cap Growth Fund - Class R4
Operations:
Net investment income (loss)	$24,424	$—	$167,224	$12	$(486)
Net realized gain (loss) on security transactions	8,695	(1,339)	(13,993)	76	(1,907)
Net realized gain distributions	235,320	22,372	—	145	28,456
Change in net unrealized appreciation (depreciation) on investments	(62,273)	(6,845)	62,663	(374)	(10,670)
Net increase (decrease) in net assets resulting from operations	206,166	14,188	215,894	(141)	15,393

Unit transactions:
Purchases	121,534	36,717	155,516	1,869	12,532
Net transfers	(77,159)	59,913	(11,517)	(1,341)	(3,386)
Surrenders for benefit payments and fees	(89,375)	(834)	(250,060)	(102)	(6,234)
Contract maintenance charges	—	—	—	(18)	(106)
Other, net	4,936	(835)	440	—	(806)
Net increase (decrease) in net assets resulting from unit transactions	(40,064)	94,961	(105,621)	408	2,000
Net increase (decrease) in net assets	166,102	109,149	110,273	267	17,393

Beginning of Period	2,134,982	56,792	2,269,851	3,711	146,177
End of Period	$2,301,084	$165,941	$2,380,124	$3,978	$163,570

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	MassMutual Mid Cap Growth Fund - Class R5	MassMutual Overseas Fund - Class R4 (10)	MassMutual RetireSMART℠ by JPMorgan 2020 Fund - Class R4	MassMutual RetireSMART℠ by JPMorgan 2025 Fund - Class R4	MassMutual RetireSMART℠ by JPMorgan 2030 Fund - Class R4
Operations:
Net investment income (loss)	$8,198	$(41)	$5,727	$42,234	$27,556
Net realized gain (loss) on security transactions	(53,875)	549	(1,379)	(23,919)	(21,181)
Net realized gain distributions	180,486	—	—	—	—
Change in net unrealized appreciation (depreciation) on investments	19,550	(243)	13,735	74,319	117,866
Net increase (decrease) in net assets resulting from operations	154,359	265	18,083	92,634	124,241

Unit transactions:
Purchases	123,773	524	32,266	108,599	242,767
Net transfers	(56,969)	—	(32,020)	152,398	28,759
Surrenders for benefit payments and fees	(227,202)	(22,626)	(168,126)	(244,343)	(606,044)
Contract maintenance charges	—	—	(179)	(128)	(473)
Other, net	(1,133)	—	—	5,761	6,785
Net increase (decrease) in net assets resulting from unit transactions	(161,531)	(22,102)	(168,059)	22,287	(328,206)
Net increase (decrease) in net assets	(7,172)	(21,837)	(149,976)	114,921	(203,965)

Beginning of Period	1,397,452	21,837	373,332	1,303,963	1,531,753
End of Period	$1,390,280	$—	$223,356	$1,418,884	$1,327,788

(10) The Sub-Account ceased operations on March 4, 2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	MassMutual RetireSMART℠ by JPMorgan 2035 Fund - Class R4	MassMutual RetireSMART℠ by JPMorgan 2040 Fund - Class R4	MassMutual RetireSMART℠ by JPMorgan 2045 Fund - Class R4	MassMutual RetireSMART℠ by JPMorgan 2050 Fund - Class R4	MassMutual RetireSMART℠ by JPMorgan 2055 Fund - Class R4
Operations:
Net investment income (loss)	$48,488	$52,634	$36,527	$10,755	$8,532
Net realized gain (loss) on security transactions	(6,156)	(4,285)	(6,546)	1,276	(9,370)
Net realized gain distributions	81,632	159,779	95,028	50,199	26,748
Change in net unrealized appreciation (depreciation) on investments	51,087	88,169	32,898	10,767	18,065
Net increase (decrease) in net assets resulting from operations	175,051	296,297	157,907	72,997	43,975

Unit transactions:
Purchases	266,246	301,435	561,429	139,849	132,867
Net transfers	370,683	(18,213)	11,027	34,091	(25,437)
Surrenders for benefit payments and fees	(244,637)	(286,237)	(98,745)	(139,113)	(16,239)
Contract maintenance charges	(274)	(755)	(906)	(515)	(600)
Other, net	(21,321)	2,887	—	(656)	178
Net increase (decrease) in net assets resulting from unit transactions	370,697	(883)	472,805	33,656	90,769
Net increase (decrease) in net assets	545,748	295,414	630,712	106,653	134,744

Beginning of Period	1,667,905	2,816,019	1,209,936	638,439	367,818
End of Period	$2,213,653	$3,111,433	$1,840,648	$745,092	$502,562

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	MassMutual RetireSMART℠ by JPMorgan in Retirement Fund - Class R4	MassMutual RetireSMART℠ by JPMorgan 2060 Fund - Class R4	MassMutual Select T. Rowe Price Retirement 2015 Fund - Class M3 (23)	MassMutual Select T. Rowe Price Retirement 2020 Fund - Class M3	MassMutual Select T. Rowe Price Retirement 2025 Fund - Class M3
Operations:
Net investment income (loss)	$16,941	$2,659	$2	$3,849	$183
Net realized gain (loss) on security transactions	(5,635)	(2,960)	—	33	1
Net realized gain distributions	—	9,087	—	—	—
Change in net unrealized appreciation (depreciation) on investments	8,736	1,813	(1)	7,836	53
Net increase (decrease) in net assets resulting from operations	20,042	10,599	1	11,718	237

Unit transactions:
Purchases	29,077	72,813	53	9,060	2,941
Net transfers	(1,250)	6,647	—	—	—
Surrenders for benefit payments and fees	(30,686)	(25,553)	—	—	—
Contract maintenance charges	(9)	(73)	(5)	—	(10)
Other, net	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(2,868)	53,834	48	9,060	2,931
Net increase (decrease) in net assets	17,174	64,433	49	20,778	3,168

Beginning of Period	330,764	93,626	—	153,936	3,349
End of Period	$347,938	$158,059	$49	$174,714	$6,517

(23) The Sub-Account commenced operations on August 13, 2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	MassMutual Select T. Rowe Price Retirement 2030 Fund - Class M3	MassMutual Select T. Rowe Price Retirement 2035 Fund - Class M3	MassMutual Select T. Rowe Price Retirement 2040 Fund - Class M3	MassMutual Select T. Rowe Price Retirement 2045 Fund - Class M3	MassMutual Select T. Rowe Price Retirement 2050 Fund - Class M3
Operations:
Net investment income (loss)	$7,943	$4,439	$2,512	$242	$1,847
Net realized gain (loss) on security transactions	239	215	1,022	24	1,213
Net realized gain distributions	1,808	6,365	13,375	972	11,994
Change in net unrealized appreciation (depreciation) on investments	25,009	11,043	(2,400)	158	35
Net increase (decrease) in net assets resulting from operations	34,999	22,062	14,509	1,396	15,089

Unit transactions:
Purchases	22,118	16,641	26,861	5,401	12,320
Net transfers	83,702	—	—	—	(1,088)
Surrenders for benefit payments and fees	(1)	2	(10,635)	(5)	(6,589)
Contract maintenance charges	(59)	(30)	(97)	(80)	(171)
Other, net	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	105,760	16,613	16,129	5,316	4,472
Net increase (decrease) in net assets	140,759	38,675	30,638	6,712	19,561

Beginning of Period	297,762	220,697	131,875	10,511	122,353
End of Period	$438,521	$259,372	$162,513	$17,223	$141,914

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	MassMutual Select T. Rowe Price Retirement 2055 Fund - Class M3	MassMutual Select T. Rowe Price Retirement 2060 Fund - Class M3	MassMutual Short-Duration Bond Fund - Class R4 (5)	MassMutual Small Cap Growth Equity Fund - Class R4	MassMutual Small Cap Opportunities Fund - Class R4
Operations:
Net investment income (loss)	$595	$834	$3	$(234)	$267
Net realized gain (loss) on security transactions	32	44	3	(25,733)	12,583
Net realized gain distributions	2,633	1,166	—	199,328	33,904
Change in net unrealized appreciation (depreciation) on investments	810	1,669	—	163,031	965
Net increase (decrease) in net assets resulting from operations	4,070	3,713	6	336,392	47,719

Unit transactions:
Purchases	8,393	28,201	347	125	21,273
Net transfers	—	—	—	(49,219)	(6,420)
Surrenders for benefit payments and fees	2	1	(353)	(195,215)	(83,227)
Contract maintenance charges	(41)	(63)	—	(74)	(87)
Other, net	—	—	—	88	572
Net increase (decrease) in net assets resulting from unit transactions	8,354	28,139	(6)	(244,295)	(67,889)
Net increase (decrease) in net assets	12,424	31,852	—	92,097	(20,170)

Beginning of Period	30,435	23,875	—	2,329,332	423,354
End of Period	$42,859	$55,727	$—	$2,421,429	$403,184

(5) This Sub-Account represents an eligible investment option for participants that had activity during the year, but did not have participant holdings as of 12/31/2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	MassMutual Small Cap Opportunities Fund - Class R5	MassMutual Strategic Emerging Markets Fund - Class R4	MassMutual Total Return Bond Fund - Class R4	MFS® Core Equity Fund - Class A	MFS® Core Equity Fund - Class R3
Operations:
Net investment income (loss)	$3,616	$(150)	$4,276	$3,729	$(267)
Net realized gain (loss) on security transactions	11,637	(272)	(20,819)	57,225	650
Net realized gain distributions	48,995	—	—	179,917	2,960
Change in net unrealized appreciation (depreciation) on investments	3,321	18	18,890	184,834	2,678
Net increase (decrease) in net assets resulting from operations	67,569	(404)	2,347	425,705	6,021

Unit transactions:
Purchases	90,532	2,172	18,740	580	8,333
Net transfers	119,920	384	10,183	(23,520)	(175)
Surrenders for benefit payments and fees	(43,922)	(884)	(152,597)	(120,887)	(2,574)
Contract maintenance charges	—	(6)	(115)	(66)	(32)
Other, net	(1,923)	—	1,586	—	(865)
Net increase (decrease) in net assets resulting from unit transactions	164,607	1,666	(122,203)	(143,893)	4,687
Net increase (decrease) in net assets	232,176	1,262	(119,856)	281,812	10,708

Beginning of Period	420,918	11,994	158,565	2,249,623	31,088
End of Period	$653,094	$13,256	$38,709	$2,531,435	$41,796

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	MFS® Emerging Markets Debt Fund - Class R3	MFS® Government Securities Fund - Class R3	MFS® Growth Fund - Class R3	MFS® High Income Fund - Class A	MFS® High Yield Portfolio - Initial Class
Operations:
Net investment income (loss)	$5,239	$134,975	$(9,211)	$28,230	$892
Net realized gain (loss) on security transactions	(8,159)	(98,750)	133,365	(10,091)	(528)
Net realized gain distributions	—	—	126,262	—	—
Change in net unrealized appreciation (depreciation) on investments	7,907	(30,936)	35,801	12,190	549
Net increase (decrease) in net assets resulting from operations	4,987	5,289	286,217	30,329	913

Unit transactions:
Purchases	17,739	408,104	111,154	14,794	4,788
Net transfers	2,414	802,891	(49,044)	39,855	3,825
Surrenders for benefit payments and fees	(33,977)	(1,281,311)	(290,601)	(101,905)	(4,105)
Contract maintenance charges	(74)	(1,011)	(770)	(72)	—
Other, net	(4,338)	(4,668)	(11,634)	614	—
Net increase (decrease) in net assets resulting from unit transactions	(18,236)	(75,995)	(240,895)	(46,714)	4,508
Net increase (decrease) in net assets	(13,249)	(70,706)	45,322	(16,385)	5,421

Beginning of Period	106,931	4,036,677	951,286	514,208	6,249
End of Period	$93,682	$3,965,971	$996,608	$497,823	$11,670

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	MFS® International Growth Fund - Class R3	MFS® International Intrinsic Value Fund - Class R3	MFS® International New Discovery Fund - Class A	MFS® Massachusetts Investors Growth Stock Portfolio - Initial Class	MFS® Mid Cap Growth Fund - Class A
Operations:
Net investment income (loss)	$700	$311,845	$4,831	$(188)	$(4,293)
Net realized gain (loss) on security transactions	1,688	(46,562)	5,005	383	20,108
Net realized gain distributions	12,717	1,769,637	14,859	4,781	41,802
Change in net unrealized appreciation (depreciation) on investments	2,816	(693,643)	(22,473)	2,580	10,832
Net increase (decrease) in net assets resulting from operations	17,921	1,341,277	2,222	7,556	68,449

Unit transactions:
Purchases	47,581	639,482	19,004	2,278	15,440
Net transfers	2,147	(79,056)	150	(9)	(2,729)
Surrenders for benefit payments and fees	(5,293)	(2,371,495)	(74,752)	(2,540)	(22,538)
Contract maintenance charges	(129)	(625)	(157)	—	(107)
Other, net	206	1,779	(972)	—	(1,306)
Net increase (decrease) in net assets resulting from unit transactions	44,512	(1,809,915)	(56,727)	(271)	(11,240)
Net increase (decrease) in net assets	62,433	(468,638)	(54,505)	7,285	57,209

Beginning of Period	231,412	18,603,504	354,825	49,138	517,999
End of Period	$293,845	$18,134,866	$300,320	$56,423	$575,208

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	MFS® New Discovery Fund - Class R3	MFS® Research International Fund - Class R3	MFS® Technology Fund - Class R3	MFS® Total Return Bond Fund - Class R3	MFS® Total Return Fund - Class R3
Operations:
Net investment income (loss)	$(803)	$28,714	$(2,274)	$24,657	$50,385
Net realized gain (loss) on security transactions	(53,324)	95,714	12,199	(15,594)	(15,891)
Net realized gain distributions	—	—	50,424	—	186,351
Change in net unrealized appreciation (depreciation) on investments	267,552	(69,823)	39,443	830	(25,747)
Net increase (decrease) in net assets resulting from operations	213,425	54,605	99,792	9,893	195,098

Unit transactions:
Purchases	261,996	283,044	24,567	140,981	374,814
Net transfers	568,714	131,475	8,765	(3,651)	235,782
Surrenders for benefit payments and fees	(315,709)	(405,512)	(24,020)	(118,262)	(51,081)
Contract maintenance charges	(48)	(1,709)	(229)	(610)	(481)
Other, net	(546)	340	373	(1,397)	(5,665)
Net increase (decrease) in net assets resulting from unit transactions	514,407	7,638	9,456	17,061	553,369
Net increase (decrease) in net assets	727,832	62,243	109,248	26,954	748,467

Beginning of Period	3,542,291	2,785,489	268,409	717,703	2,500,255
End of Period	$4,270,123	$2,847,732	$377,657	$744,657	$3,248,722

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	MFS® Utilities Fund - Class A	MFS® Utilities Fund - Class R3	MFS® Value Fund - Class A	MFS® Value Fund - Class R3	MFS® VIT Utilities Series - Initial Class
Operations:
Net investment income (loss)	$27,882	$31,271	$91,290	$58,024	$1,436
Net realized gain (loss) on security transactions	4,434	20,662	111,532	243,288	675
Net realized gain distributions	28,773	34,333	454,807	361,631	2,536
Change in net unrealized appreciation (depreciation) on investments	121,357	147,430	55,618	(88,204)	4,742
Net increase (decrease) in net assets resulting from operations	182,446	233,696	713,247	574,739	9,389

Unit transactions:
Purchases	52,638	183,728	39,123	477,349	—
Net transfers	(12,539)	(111,617)	(26,898)	(106,764)	—
Surrenders for benefit payments and fees	(137,898)	(340,415)	(444,242)	(1,245,732)	(5,155)
Contract maintenance charges	(328)	(511)	(455)	(1,382)	—
Other, net	1,170	(4,097)	2,493	8,008	—
Net increase (decrease) in net assets resulting from unit transactions	(96,957)	(272,912)	(429,979)	(868,521)	(5,155)
Net increase (decrease) in net assets	85,489	(39,216)	283,268	(293,782)	4,234

Beginning of Period	1,722,063	2,199,698	6,255,362	5,514,440	83,223
End of Period	$1,807,552	$2,160,482	$6,538,630	$5,220,658	$87,457

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	MM S&P 500® Index Fund - Class R4	MSIF Global Opportunity Portfolio - Class A	Neuberger Berman Sustainable Equity Fund - Class A	Neuberger Berman Sustainable Equity Fund - Trust Class	NexPoint Merger Arbitrage Fund - Class A
Operations:
Net investment income (loss)	$300	$(1,788)	$(9,864)	$(510)	$1,586
Net realized gain (loss) on security transactions	18,262	11,989	21,696	2,934	(118)
Net realized gain distributions	260,409	17,217	95,347	19,263	—
Change in net unrealized appreciation (depreciation) on investments	(89,466)	15,762	264,430	49,752	368
Net increase (decrease) in net assets resulting from operations	189,505	43,180	371,609	71,439	1,836

Unit transactions:
Purchases	176,564	9,699	134,307	1,979	4,353
Net transfers	66,573	(54,185)	(42,775)	34,769	—
Surrenders for benefit payments and fees	(158,491)	(11,666)	(129,485)	(28,224)	2
Contract maintenance charges	(503)	(98)	(406)	(95)	(69)
Other, net	1,719	(544)	(8,956)	—	1,420
Net increase (decrease) in net assets resulting from unit transactions	85,862	(56,794)	(47,315)	8,429	5,706
Net increase (decrease) in net assets	275,367	(13,614)	324,294	79,868	7,542

Beginning of Period	774,364	203,373	1,374,039	265,992	37,685
End of Period	$1,049,731	$189,759	$1,698,333	$345,860	$45,227

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	North Square Spectrum Alpha Fund - Class A	Nuveen Bond Index Fund - Retirement Class (46)	Nuveen Equity Index Fund - Retirement Class (47)	Nuveen International Value Fund - Class A	Nuveen Large Cap Growth Index Fund - Retirement Class (45)
Operations:
Net investment income (loss)	$(820)	$7,872	$60,908	$458	$13,310
Net realized gain (loss) on security transactions	(1,579)	(624)	313,224	14,975	546,918
Net realized gain distributions	—	—	21,949	—	122,703
Change in net unrealized appreciation (depreciation) on investments	11,877	(11,420)	950,018	(10,669)	582,607
Net increase (decrease) in net assets resulting from operations	9,478	(4,172)	1,346,099	4,764	1,265,538

Unit transactions:
Purchases	6,799	61,553	561,164	6,554	348,281
Net transfers	(1,754)	264,765	(507,322)	(84,943)	(610,518)
Surrenders for benefit payments and fees	(2,238)	(12,162)	(415,127)	(2,307)	(586,837)
Contract maintenance charges	(78)	(119)	(525)	(30)	(338)
Other, net	—	1,318	337	719	2,786
Net increase (decrease) in net assets resulting from unit transactions	2,729	315,355	(361,473)	(80,007)	(846,626)
Net increase (decrease) in net assets	12,207	311,183	984,626	(75,243)	418,912

Beginning of Period	66,121	231,364	5,810,626	142,804	4,104,516
End of Period	$78,328	$542,547	$6,795,252	$67,561	$4,523,428

(45) Formerly, TIAA-CREF Large Cap Growth Index Fund. Name changed to Nuveen Large Cap Growth Index Fund effective May 1, 2024.
(46) Formerly, TIAA-CREF Bond Index Fund. Name changed to Nuveen Bond Index Fund effective May 1, 2024.
(47) Formerly, TIAA-CREF Equity Index Fund. Name changed to Nuveen Equity Index Fund effective May 1, 2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	Nuveen Large Cap Value Index Fund - Retirement Class (44)	Nuveen Mid Cap Growth Opportunities Fund - Class A	Nuveen Small Cap Select Fund - Class A	PGIM Jennison Focused Growth Fund - Class A	PGIM Jennison Mid-Cap Growth Fund - Class A
Operations:
Net investment income (loss)	$63,281	$(1,025)	$(180)	$(2,413)	$(6,093)
Net realized gain (loss) on security transactions	131,276	(1,476)	179	15,823	(42,227)
Net realized gain distributions	38,324	—	671	—	42,407
Change in net unrealized appreciation (depreciation) on investments	269,318	14,627	2,239	44,082	70,993
Net increase (decrease) in net assets resulting from operations	502,199	12,126	2,909	57,492	65,080

Unit transactions:
Purchases	287,537	15,552	2,431	19,798	49,493
Net transfers	(163,235)	(5,135)	(616)	(19,585)	(9,367)
Surrenders for benefit payments and fees	(372,427)	(142)	(278)	(67,753)	(93,625)
Contract maintenance charges	(233)	(21)	(17)	(133)	(289)
Other, net	7,704	—	—	(691)	1,352
Net increase (decrease) in net assets resulting from unit transactions	(240,654)	10,254	1,520	(68,364)	(52,436)
Net increase (decrease) in net assets	261,545	22,380	4,429	(10,872)	12,644

Beginning of Period	3,731,344	92,156	17,380	200,478	641,789
End of Period	$3,992,889	$114,536	$21,809	$189,606	$654,433

(44) Formerly, TIAA-CREF Large Cap Value Index Fund. Name changed to Nuveen Large Cap Value Index Fund effective May 1, 2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	PGIM Jennison Natural Resources Fund - Class A	PIMCO Emerging Markets Bond Fund - Class A	PIMCO Real Return Fund - Admin Class	PIMCO Real Return Fund - Class A	PIMCO Total Return ESG Fund - Admin Class
Operations:
Net investment income (loss)	$56	$19,714	$69,638	$93,684	$121,409
Net realized gain (loss) on security transactions	11	(5,115)	(39,020)	(103,456)	(98,661)
Net realized gain distributions	—	—	—	—	—
Change in net unrealized appreciation (depreciation) on investments	(119)	8,030	26,148	76,367	60,583
Net increase (decrease) in net assets resulting from operations	(52)	22,629	56,766	66,595	83,331

Unit transactions:
Purchases	1,620	11,923	868	622,410	305,023
Net transfers	—	20,023	(17,838)	148,857	523,614
Surrenders for benefit payments and fees	(1)	(17,572)	(287,306)	(771,824)	(658,546)
Contract maintenance charges	(14)	(220)	(46)	(2,487)	(28)
Other, net	253	86	(77)	(10,479)	(5,704)
Net increase (decrease) in net assets resulting from unit transactions	1,858	14,240	(304,399)	(13,523)	164,359
Net increase (decrease) in net assets	1,806	36,869	(247,633)	53,072	247,690

Beginning of Period	12,133	322,214	2,503,694	4,650,835	3,056,882
End of Period	$13,939	$359,083	$2,256,061	$4,703,907	$3,304,572

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	PIMCO Total Return Fund - Admin Class	PIMCO Total Return Fund - Class A	Pioneer Disciplined Value Fund - Class A	Pioneer Equity Income Fund - Class A	Pioneer Fund - Class A
Operations:
Net investment income (loss)	$50,664	$303,280	$3,830	$376	$(4,381)
Net realized gain (loss) on security transactions	(24,353)	(358,371)	(79)	(7,026)	40,702
Net realized gain distributions	—	—	5,653	14,691	92,708
Change in net unrealized appreciation (depreciation) on investments	1,200	179,886	16,254	(2,227)	13,410
Net increase (decrease) in net assets resulting from operations	27,511	124,795	25,658	5,814	142,439

Unit transactions:
Purchases	—	891,611	15,816	3,954	78,452
Net transfers	(5,928)	(5,346)	9,384	—	(22,820)
Surrenders for benefit payments and fees	(100,597)	(1,615,128)	(12,288)	(44,237)	(184,466)
Contract maintenance charges	(44)	(5,476)	(79)	(44)	(388)
Other, net	1,720	(12,518)	(606)	—	(48)
Net increase (decrease) in net assets resulting from unit transactions	(104,849)	(746,857)	12,227	(40,327)	(129,270)
Net increase (decrease) in net assets	(77,338)	(622,062)	37,885	(34,513)	13,169

Beginning of Period	1,213,917	9,289,591	221,955	86,533	738,410
End of Period	$1,136,579	$8,667,529	$259,840	$52,020	$751,579

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	Pioneer Fundamental Growth Fund - Class A	Pioneer Global Sustainable Equity Fund - Class A	Pioneer High Yield Fund - Class A	Pioneer Mid Cap Value Fund - Class A	Pioneer Select Mid Cap Growth Fund - Class A
Operations:
Net investment income (loss)	$(375)	$14,175	$44,251	$6,138	$(1,011)
Net realized gain (loss) on security transactions	10,220	36,508	(13,242)	7,709	1,873
Net realized gain distributions	1,477	79,630	—	71,708	12,509
Change in net unrealized appreciation (depreciation) on investments	(3,186)	20,429	32,741	5,152	9,298
Net increase (decrease) in net assets resulting from operations	8,136	150,742	63,750	90,707	22,669

Unit transactions:
Purchases	11,684	82,570	59,156	63,553	7,688
Net transfers	139	(19,223)	(67,750)	(36,449)	(2,983)
Surrenders for benefit payments and fees	(36,597)	(214,810)	(189,902)	(154,800)	(18,101)
Contract maintenance charges	(46)	(697)	(423)	(643)	(131)
Other, net	48	(913)	(2,216)	(1,618)	46
Net increase (decrease) in net assets resulting from unit transactions	(24,772)	(153,073)	(201,135)	(129,957)	(13,481)
Net increase (decrease) in net assets	(16,636)	(2,331)	(137,385)	(39,250)	9,188

Beginning of Period	45,215	1,450,006	893,057	1,014,355	105,300
End of Period	$28,579	$1,447,675	$755,672	$975,105	$114,488

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	Pioneer Strategic Income Fund - Class A	Putnam Core Equity Fund - Class A	Putnam High Yield Fund - Class A	Putnam International Capital Opportunities Fund - Class A	Putnam International Equity Fund - Class A
Operations:
Net investment income (loss)	$219,856	$(2,234)	$46,757	$4,353	$51
Net realized gain (loss) on security transactions	(107,189)	2,245	(13,248)	6,471	7
Net realized gain distributions	—	17,522	—	—	453
Change in net unrealized appreciation (depreciation) on investments	66,485	72,045	11,502	(3,783)	(428)
Net increase (decrease) in net assets resulting from operations	179,152	89,578	45,011	7,041	83

Unit transactions:
Purchases	403,983	57,276	59,337	12,574	4,761
Net transfers	302,160	17,409	(244,853)	491	—
Surrenders for benefit payments and fees	(878,987)	(3,653)	(49,240)	(119,638)	—
Contract maintenance charges	(904)	(447)	(239)	(96)	(3)
Other, net	3,559	1,099	405	12	—
Net increase (decrease) in net assets resulting from unit transactions	(170,189)	71,684	(234,590)	(106,657)	4,758
Net increase (decrease) in net assets	8,963	161,262	(189,579)	(99,616)	4,841

Beginning of Period	4,596,429	327,687	862,452	268,316	6,707
End of Period	$4,605,392	$488,949	$672,873	$168,700	$11,548

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	Putnam Large Cap Growth Fund - Class A	Putnam Large Cap Value Fund - Class A	Putnam Small Cap Growth Fund - Class A	Putnam Sustainable Leaders Fund - Class A	Putnam VT Emerging Markets Equity Fund - Class IB
Operations:
Net investment income (loss)	$(87)	$21,845	$(2,066)	$(32)	$446
Net realized gain (loss) on security transactions	1,726	134,310	26,821	478	(28)
Net realized gain distributions	345	146,587	—	643	—
Change in net unrealized appreciation (depreciation) on investments	(98)	200,459	31,493	433	8,629
Net increase (decrease) in net assets resulting from operations	1,886	503,201	56,248	1,522	9,047

Unit transactions:
Purchases	213	188,412	22,416	1,722	1,200
Net transfers	102	58,341	(13,808)	(433)	—
Surrenders for benefit payments and fees	(3,892)	(677,696)	(84,099)	(7)	1
Contract maintenance charges	(16)	(768)	(179)	(14)	—
Other, net	—	10,934	(1,409)	—	—
Net increase (decrease) in net assets resulting from unit transactions	(3,593)	(420,777)	(77,079)	1,268	1,201
Net increase (decrease) in net assets	(1,707)	82,424	(20,831)	2,790	10,248

Beginning of Period	5,712	2,640,343	279,003	5,303	61,284
End of Period	$4,005	$2,722,767	$258,172	$8,093	$71,532

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	Putnam VT Focused International Equity Fund - Class IB	Putnam VT High Yield Fund - Class IB	Putnam VT Small Cap Value Fund - Class IB	Putnam VT Sustainable Leaders Fund - Class IB	Royce Small-Cap Total Return Fund - Service Class
Operations:
Net investment income (loss)	$70	$8,481	$465	$(2,594)	$15,280
Net realized gain (loss) on security transactions	(1)	(3,712)	(928)	1,792	(19,742)
Net realized gain distributions	—	—	7,661	3,364	39,786
Change in net unrealized appreciation (depreciation) on investments	121	6,570	1,621	97,620	44,117
Net increase (decrease) in net assets resulting from operations	190	11,339	8,819	100,182	79,441

Unit transactions:
Purchases	—	4,788	—	7,867	69,564
Net transfers	—	—	(7,773)	—	(11,392)
Surrenders for benefit payments and fees	1	(25,539)	(18,400)	(3,412)	(90,777)
Contract maintenance charges	—	—	—	—	(121)
Other, net	—	—	—	—	1,239
Net increase (decrease) in net assets resulting from unit transactions	1	(20,751)	(26,173)	4,455	(31,487)
Net increase (decrease) in net assets	191	(9,412)	(17,354)	104,637	47,954

Beginning of Period	7,360	171,359	170,615	451,292	840,133
End of Period	$7,551	$161,947	$153,261	$555,929	$888,087

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	Royce Small-Cap Value Fund - Service Class	Royce Smaller-Companies Growth Fund - Service Class	Russell Investments LifePoints® Balanced Strategy Fund - Class R1 (14)	Russell Investments LifePoints® Conservative Strategy Fund - Class R1 (15)	Russell Investments LifePoints® Equity Growth Strategy Fund - Class R1 (16)
Operations:
Net investment income (loss)	$(388)	$2,534	$442	$148	$—
Net realized gain (loss) on security transactions	856	(9,100)	(32)	(15)	5
Net realized gain distributions	6,638	9,568	—	—	—
Change in net unrealized appreciation (depreciation) on investments	(4,627)	80,333	4,910	95	(2)
Net increase (decrease) in net assets resulting from operations	2,479	83,335	5,320	228	3

Unit transactions:
Purchases	10,597	7,832	—	—	—
Net transfers	(7,136)	—	—	—	—
Surrenders for benefit payments and fees	(2,648)	(20,156)	2	(13)	(2)
Contract maintenance charges	(27)	(128)	(186)	(37)	—
Other, net	373	(1,020)	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	1,159	(13,472)	(184)	(50)	(2)
Net increase (decrease) in net assets	3,638	69,863	5,136	178	1

Beginning of Period	135,084	402,063	64,387	8,007	20
End of Period	$138,722	$471,926	$69,523	$8,185	$21

(14) Russell Investments LifePoints® Balanced Strategy Fund - Class R4 merged into Russell Investments LifePoints® Balanced Strategy Fund - Class R1 on December 11, 2024. All activity prior to December 11, 2024, is related to the Russell Investments LifePoints® Balanced Strategy Fund - Class R4, while all activity subsequent to December 11, 2024, is related to the Russell Investments LifePoints® Balanced Strategy Fund - Class R1.
(15) Russell Investments LifePoints® Conservative Strategy Fund - Class R4 merged into Russell Investments LifePoints® Conservative Strategy Fund - Class R1 on December 11, 2024. All activity prior to December 11, 2024, is related to the Russell Investments LifePoints® Conservative Strategy Fund - Class R4, while all activity subsequent to December 11, 2024, is related to the Russell Investments LifePoints® Conservative Strategy Fund - Class R1.
(16) Russell Investments LifePoints® Equity Growth Strategy Fund- Class R4 merged into Russell Investments LifePoints® Equity Growth Strategy Fund - Class R1 on December 11, 2024. All activity prior to December 11, 2024, is related to the Russell Investments LifePoints® Equity Growth Strategy Fund- Class R4, while all activity subsequent to December 11, 2024, is related to the Russell Investments LifePoints® Equity Growth Strategy Fund - Class R1.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	Russell Investments LifePoints® Growth Strategy Fund - Class R1 (17)	Russell Investments LifePoints® Moderate Strategy Fund - Class R1 (18)	State Street S&P 500 Index Fund - Class N	T. Rowe Price Equity Income Fund - Class R	T. Rowe Price Growth Stock Fund - Class R
Operations:
Net investment income (loss)	$120	$112	$19,286	$7,380	$(49,004)
Net realized gain (loss) on security transactions	3,185	(3)	72,309	25,428	382,150
Net realized gain distributions	692	—	287,049	72,629	329,253
Change in net unrealized appreciation (depreciation) on investments	5,632	405	382,054	11,339	510,895
Net increase (decrease) in net assets resulting from operations	9,629	514	760,698	116,776	1,173,294

Unit transactions:
Purchases	—	—	214,814	71,682	419,502
Net transfers	(51,340)	—	155,734	7,044	(934,368)
Surrenders for benefit payments and fees	—	2	(640,539)	(204,723)	(817,198)
Contract maintenance charges	(419)	(113)	(1,699)	(643)	(2,329)
Other, net	—	—	2,215	4,605	(10,239)
Net increase (decrease) in net assets resulting from unit transactions	(51,759)	(111)	(269,475)	(122,035)	(1,344,632)
Net increase (decrease) in net assets	(42,130)	403	491,223	(5,259)	(171,338)

Beginning of Period	95,605	9,116	3,327,052	1,148,474	4,907,480
End of Period	$53,475	$9,519	$3,818,275	$1,143,215	$4,736,142

(17) Russell Investments LifePoints® Growth Strategy Fund - Class R4 merged into Russell Investments LifePoints® Growth Strategy Fund - Class R1 on December 11, 2024. All activity prior to December 11, 2024, is related to the Russell Investments LifePoints® Growth Strategy Fund - Class R4, while all activity subsequent to December 11, 2024, is related to the Russell Investments LifePoints® Growth Strategy Fund - Class R1.
(18) Russell Investments LifePoints® Moderate Strategy Fund - Class R4 merged into Russell Investments LifePoints® Moderate Strategy Fund - Class R1 on December 11, 2024. All activity prior to December 11, 2024, is related to the Russell Investments LifePoints® Moderate Strategy Fund - Class R4, while all activity subsequent to December 11, 2024, is related to the Russell Investments LifePoints® Moderate Strategy Fund - Class R1.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	T. Rowe Price Retirement 2010 Fund - R Class	T. Rowe Price Retirement 2020 Fund - R Class	T. Rowe Price Retirement 2030 Fund - R Class	T. Rowe Price Retirement 2035 Fund - R Class	T. Rowe Price Retirement 2040 Fund - R Class
Operations:
Net investment income (loss)	$7,628	$112,078	$174,312	$(272)	$50,663
Net realized gain (loss) on security transactions	(2,858)	(136,488)	156,852	6,881	148,984
Net realized gain distributions	5,711	119,283	223,262	93	88,633
Change in net unrealized appreciation (depreciation) on investments	22,634	486,178	1,106,569	(949)	960,813
Net increase (decrease) in net assets resulting from operations	33,115	581,051	1,660,995	5,753	1,249,093

Unit transactions:
Purchases	39,663	312,194	1,734,442	18,017	1,506,022
Net transfers	4,365	(62,381)	(47,932)	(13,189)	(50,041)
Surrenders for benefit payments and fees	(32,138)	(1,160,885)	(2,669,215)	(50,422)	(1,127,965)
Contract maintenance charges	(500)	(2,017)	(7,557)	(36)	(8,999)
Other, net	(506)	(1,363)	(36,333)	—	40,142
Net increase (decrease) in net assets resulting from unit transactions	10,884	(914,452)	(1,026,595)	(45,630)	359,159
Net increase (decrease) in net assets	43,999	(333,401)	634,400	(39,877)	1,608,252

Beginning of Period	462,277	7,816,631	17,180,278	55,341	10,670,026
End of Period	$506,276	$7,483,230	$17,814,678	$15,464	$12,278,278

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	T. Rowe Price Retirement 2045 Fund - R Class	T. Rowe Price Retirement 2050 Fund - R Class	T. Rowe Price Retirement 2055 Fund - R Class	T. Rowe Price Retirement 2060 Fund - R Class	T. Rowe Price Retirement 2065 Fund - R Class (24)
Operations:
Net investment income (loss)	$4	$20,371	$(35)	$762	$28
Net realized gain (loss) on security transactions	1,794	156,637	1,457	4,522	4
Net realized gain distributions	619	53,428	69	929	21
Change in net unrealized appreciation (depreciation) on investments	7,049	809,439	93	14,087	81
Net increase (decrease) in net assets resulting from operations	9,466	1,039,875	1,584	20,300	134

Unit transactions:
Purchases	44,115	1,481,482	14,880	97,745	5,348
Net transfers	3,861	331,873	—	(7,532)	—
Surrenders for benefit payments and fees	(15,985)	(1,230,678)	(12,069)	(18,217)	11
Contract maintenance charges	(119)	(10,692)	(109)	(694)	(72)
Other, net	—	3,267	—	575	—
Net increase (decrease) in net assets resulting from unit transactions	31,872	575,252	2,702	71,877	5,287
Net increase (decrease) in net assets	41,338	1,615,127	4,286	92,177	5,421

Beginning of Period	68,474	8,035,311	11,290	145,169	—
End of Period	$109,812	$9,650,438	$15,576	$237,346	$5,421

(24) The Sub-Account commenced operations on January 26, 2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	T. Rowe Price Retirement Balanced Fund - R Class	Templeton Developing Markets Trust - Class A	Templeton Foreign Fund - Class A	Templeton Global Bond Fund - Class A	Templeton Growth Fund, Inc. - Class A
Operations:
Net investment income (loss)	$10,383	$6,148	$68,808	$117,938	$5,204
Net realized gain (loss) on security transactions	(2,486)	(4,210)	98,909	(209,811)	48,530
Net realized gain distributions	4,503	6,819	—	—	26,118
Change in net unrealized appreciation (depreciation) on investments	24,703	33,961	(260,148)	(237,294)	(14,441)
Net increase (decrease) in net assets resulting from operations	37,103	42,718	(92,431)	(329,167)	65,411

Unit transactions:
Purchases	41,139	65,600	110,990	215,797	131,921
Net transfers	(2,085)	39,164	(201,967)	(76,984)	(19,263)
Surrenders for benefit payments and fees	(36,072)	(143,075)	(526,113)	(315,256)	(208,930)
Contract maintenance charges	(458)	(272)	(629)	(789)	(1,108)
Other, net	3,147	7,286	(1,737)	4,451	(5,771)
Net increase (decrease) in net assets resulting from unit transactions	5,671	(31,297)	(619,456)	(172,781)	(103,151)
Net increase (decrease) in net assets	42,774	11,421	(711,887)	(501,948)	(37,740)

Beginning of Period	570,594	688,844	4,282,105	2,757,050	1,481,019
End of Period	$613,368	$700,265	$3,570,218	$2,255,102	$1,443,279

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	Thornburg International Equity Fund - Class R3	Thornburg International Equity Fund - Class R4	Thornburg Small/Mid Cap Core Fund - Class R3	Thornburg Small/Mid Cap Core Fund - Class R4	Thornburg Small/Mid Cap Growth Fund - Class R3
Operations:
Net investment income (loss)	$9,634	$2,485	$(2,728)	$(400)	$(3,286)
Net realized gain (loss) on security transactions	23,030	2,233	23,036	(161)	(59,332)
Net realized gain distributions	77,953	20,496	—	—	—
Change in net unrealized appreciation (depreciation) on investments	60,293	9,730	43,963	7,673	138,041
Net increase (decrease) in net assets resulting from operations	170,910	34,944	64,271	7,112	75,423

Unit transactions:
Purchases	96,743	32,017	36,051	1,346	72,673
Net transfers	(14,757)	14,421	(4,794)	310	(75,854)
Surrenders for benefit payments and fees	(329,387)	(33,437)	(163,592)	(3,226)	(196,517)
Contract maintenance charges	(647)	(294)	(207)	(26)	(269)
Other, net	(2,720)	—	(219)	—	1,273
Net increase (decrease) in net assets resulting from unit transactions	(250,768)	12,707	(132,761)	(1,596)	(198,694)
Net increase (decrease) in net assets	(79,858)	47,651	(68,490)	5,516	(123,271)

Beginning of Period	1,664,807	369,051	396,571	38,306	483,749
End of Period	$1,584,949	$416,702	$328,081	$43,822	$360,478

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	Thornburg Small/Mid Cap Growth Fund - Class R4	Timothy Plan Large/Mid-Cap Value Fund - Class A	UBS Global Allocation Fund - Class A	Vanguard 500 Index Fund - Admiral Shares	Vanguard Mid-Cap Index Fund - Admiral Shares
Operations:
Net investment income (loss)	$(891)	$(932)	$131	$103,034	$36,869
Net realized gain (loss) on security transactions	(62)	6,077	(43)	500,300	98,135
Net realized gain distributions	—	29,580	—	—	—
Change in net unrealized appreciation (depreciation) on investments	21,478	(1,325)	987	1,107,620	203,088
Net increase (decrease) in net assets resulting from operations	20,525	33,400	1,075	1,710,954	338,092

Unit transactions:
Purchases	5,134	25,360	478	9,529	2,347
Net transfers	—	462	(231)	291,480	11,250
Surrenders for benefit payments and fees	(183)	(46,111)	(193)	(997,357)	(194,845)
Contract maintenance charges	(36)	(10)	(2)	(280)	(101)
Other, net	—	—	—	(4,271)	(1,337)
Net increase (decrease) in net assets resulting from unit transactions	4,915	(20,299)	52	(700,899)	(182,686)
Net increase (decrease) in net assets	25,440	13,101	1,127	1,010,055	155,406

Beginning of Period	107,042	294,063	15,393	7,221,327	2,257,970
End of Period	$132,482	$307,164	$16,520	$8,231,382	$2,413,376

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	Vanguard Small-Cap Index Fund - Admiral Shares	Vanguard Total Bond Market Index Fund - Admiral Shares	Victory Diversified Stock Fund - Class A	Victory Munder Mid-Cap Core Growth Fund - Class A	Victory RS Value Fund - Class A
Operations:
Net investment income (loss)	$46,202	$29,632	$(4,038)	$(5,004)	$6,556
Net realized gain (loss) on security transactions	223,602	(23,044)	26,270	(44,177)	(2,505)
Net realized gain distributions	—	—	47,441	169,901	138,061
Change in net unrealized appreciation (depreciation) on investments	184,587	1,922	40,637	(38,315)	47,864
Net increase (decrease) in net assets resulting from operations	454,391	8,510	110,310	82,405	189,976

Unit transactions:
Purchases	2,230	2,370	17,893	57,165	—
Net transfers	(368)	24,703	56,270	(15,026)	(16,277)
Surrenders for benefit payments and fees	(468,754)	(161,393)	(123,316)	(68,258)	(115,280)
Contract maintenance charges	(108)	(108)	(354)	(321)	(50)
Other, net	(337)	(1,172)	2,000	(121)	377
Net increase (decrease) in net assets resulting from unit transactions	(467,337)	(135,600)	(47,507)	(26,561)	(131,230)
Net increase (decrease) in net assets	(12,946)	(127,090)	62,803	55,844	58,746

Beginning of Period	3,413,546	898,975	427,030	833,225	1,535,750
End of Period	$3,400,600	$771,885	$489,833	$889,069	$1,594,496

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	Victory Special Value Fund - Class A	Victory Sycamore Established Value Fund - Class A	Victory Sycamore Established Value Fund - Class I	Victory Sycamore Small Company Opportunity Fund - Class A	Virtus Ceredex Large-Cap Value Equity Fund - Class A
Operations:
Net investment income (loss)	$(11,617)	$2,966	$101,386	$(2,846)	$(2)
Net realized gain (loss) on security transactions	41,677	30,553	21,003	40,390	(7)
Net realized gain distributions	162,178	78,913	698,521	149,885	159
Change in net unrealized appreciation (depreciation) on investments	108,101	(31,852)	(39,497)	(89,669)	(76)
Net increase (decrease) in net assets resulting from operations	300,339	80,580	781,413	97,760	74

Unit transactions:
Purchases	71,180	54,243	340,013	213,974	6
Net transfers	105,141	(69,564)	(276,154)	47,899	(10)
Surrenders for benefit payments and fees	(194,136)	(109,805)	(1,066,951)	(422,277)	(1)
Contract maintenance charges	(398)	(500)	—	(595)	(3)
Other, net	(2,510)	658	(1,172)	1,339	—
Net increase (decrease) in net assets resulting from unit transactions	(20,723)	(124,968)	(1,004,264)	(159,660)	(8)
Net increase (decrease) in net assets	279,616	(44,388)	(222,851)	(61,900)	66

Beginning of Period	1,120,217	899,051	7,744,361	2,086,778	827
End of Period	$1,399,833	$854,663	$7,521,510	$2,024,878	$893

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	Virtus Ceredex Mid-Cap Value Equity Fund - Class A	Virtus Ceredex Small-Cap Value Equity Fund - Class A	Virtus Duff & Phelps Water Fund - Institutional Class	Virtus NFJ Dividend Value Fund - Class A	Virtus NFJ International Value Fund - Class A (9)
Operations:
Net investment income (loss)	$(880)	$(849)	$8,754	$5,295	$(4)
Net realized gain (loss) on security transactions	3,089	(83,870)	15,025	(185,799)	115
Net realized gain distributions	26,589	33,143	78,645	27,271	—
Change in net unrealized appreciation (depreciation) on investments	27,424	87,522	(42,392)	229,341	(649)
Net increase (decrease) in net assets resulting from operations	56,222	35,946	60,032	76,108	(538)

Unit transactions:
Purchases	43,801	39,328	89,310	241,211	—
Net transfers	(444,957)	(302,352)	108,135	(692,984)	—
Surrenders for benefit payments and fees	(27,917)	(65,022)	(175,963)	(480,815)	(19,068)
Contract maintenance charges	(468)	(146)	—	(1,138)	(5)
Other, net	(477)	1,561	1,198	361	—
Net increase (decrease) in net assets resulting from unit transactions	(430,018)	(326,631)	22,680	(933,365)	(19,073)
Net increase (decrease) in net assets	(373,796)	(290,685)	82,712	(857,257)	(19,611)

Beginning of Period	780,295	569,260	1,033,004	2,403,785	19,611
End of Period	$406,499	$278,575	$1,115,716	$1,546,528	$—

(9) The Sub-Account ceased operations on January 8, 2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2024

	Sub-Account
	Virtus NFJ Small-Cap Value Fund - Class A	Impax Ellevate Global Women’s Leadership Fund – Investor Class (49)
Operations:
Net investment income (loss)	$4,782	$320
Net realized gain (loss) on security transactions	(48,264)	—
Net realized gain distributions	28,226	—
Change in net unrealized appreciation (depreciation) on investments	54,305	—
Net increase (decrease) in net assets resulting from operations	39,049	320

Unit transactions:
Purchases	44,260	—
Net transfers	1,513	—
Surrenders for benefit payments and fees	(105,769)	(320)
Contract maintenance charges	(418)	—
Other, net	(759)	—
Net increase (decrease) in net assets resulting from unit transactions	(61,173)	(320)
Net increase (decrease) in net assets	(22,124)	—

Beginning of Period	925,412	—
End of Period	$903,288	$—

(49) The Sub-Account commenced operations on January 11, 2024, and ceased operations on August 20, 2024.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	AB Discovery Growth Fund - Class A	AB Discovery Value Fund - Class A	AB Global Bond Fund - Class A	AB Global Risk Allocation Fund - Class A	AB Growth Fund - Class A
Operations:
Net investment income (loss)	$(1,350)	$(2,003)	$1,856	$(1,144)	$(348)
Net realized gain (loss) on security transactions	(41,067)	(1,495)	(19,892)	(2,014)	837
Net realized gain distributions	—	29,297	—	1,786	2,478
Net unrealized appreciation (depreciation) of investments	70,874	49,336	20,386	9,108	10,280
Net increase (decrease) in net assets resulting from operations	28,457	75,135	2,350	7,736	13,247

Unit transactions:
Purchases	11,557	33,941	7,262	7,248	3,267
Net transfers	(97,431)	13,238	(931)	(18,385)	5
Surrenders for benefit payments and fees	(70,738)	(86,865)	(86,859)	(1)	(17,522)
Contract maintenance charges	(93)	(218)	(80)	(77)	(48)
Other, net	(1,921)	6,663	—	(550)	—
Net increase (decrease) in net assets resulting from unit transactions	(158,626)	(33,241)	(80,608)	(11,765)	(14,298)
Net increase (decrease) in net assets	(130,169)	41,894	(78,258)	(4,029)	(1,051)

Beginning of Period	222,544	498,940	112,959	164,284	39,915
End of Period	$92,375	$540,834	$34,701	$160,255	$38,864

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	AB High Income Fund - Class A	AB International Value Fund - Class A	AB Value Fund - Class A	AB Relative Value Fund - Class A	AB Sustainable Global Thematic Fund - Advisor Class
Operations:
Net investment income (loss)	$26,756	$1,949	$81	$308	$4,478
Net realized gain (loss) on security transactions	(19,278)	7,698	4	46	(38,802)
Net realized gain distributions	—	—	1,096	2,308	—
Net unrealized appreciation (depreciation) of investments	43,134	76,946	2,716	1,819	308,912
Net increase (decrease) in net assets resulting from operations	50,612	86,593	3,897	4,481	274,588

Unit transactions:
Purchases	48,999	66,585	8,006	519	175,763
Net transfers	(5,271)	45,741	5,183	—	28,154
Surrenders for benefit payments and fees	(104,321)	(147,250)	—	(484)	(215,504)
Contract maintenance charges	(156)	(376)	(22)	(14)	—
Other, net	1,505	(19)	(282)	—	684
Net increase (decrease) in net assets resulting from unit transactions	(59,244)	(35,319)	12,885	21	(10,903)
Net increase (decrease) in net assets	(8,632)	51,274	16,782	4,502	263,685

Beginning of Period	404,119	647,074	17,948	43,004	1,734,485
End of Period	$395,487	$698,348	$34,730	$47,506	$1,998,170

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	AB Sustainable International Thematic Fund - Class A	Alger Capital Appreciation Institutional Fund - Class I	Alger Mid Cap Growth Institutional Fund - Class I	Alger Small Cap Growth Institutional Fund - Class I	Allspring Asset Allocation Fund - Class A
Operations:
Net investment income (loss)	$(2,913)	$(32,877)	$(9,890)	$(2,046)	$(1,033)
Net realized gain (loss) on security transactions	764	(161,617)	(102,830)	(57,672)	(840)
Net realized gain distributions	—	371,608	—	—	—
Net unrealized appreciation (depreciation) of investments	44,946	1,419,037	405,566	104,663	16,556
Net increase (decrease) in net assets resulting from operations	42,797	1,596,151	292,846	44,945	14,683

Unit transactions:
Purchases	26,279	331,337	97,721	54,631	11,355
Net transfers	(5,127)	(39,761)	6,161	(32,277)	(3)
Surrenders for benefit payments and fees	(39,789)	(976,380)	(227,292)	(119,813)	(11,244)
Contract maintenance charges	(113)	(1,885)	(445)	(241)	(85)
Other, net	2,804	(112)	(2,170)	(3,268)	1,435
Net increase (decrease) in net assets resulting from unit transactions	(15,946)	(686,801)	(126,025)	(100,968)	1,458
Net increase (decrease) in net assets	26,851	909,350	166,821	(56,023)	16,141

Beginning of Period	354,102	4,064,869	1,415,779	342,797	110,825
End of Period	$380,953	$4,974,219	$1,582,600	$286,774	$126,966

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Allspring Core Bond Fund - Class A	Allspring Emerging Markets Equity Fund - Class A	Allspring International Equity Fund - Class A	Allspring Utility and Telecommunications Fund - Class A	American Century Investments® Diversified Bond Fund - Class A
Operations:
Net investment income (loss)	$2,249	$(833)	$382	$184	$3,427
Net realized gain (loss) on security transactions	(8,995)	(11,526)	295	(1,298)	(592)
Net realized gain distributions	—	—	—	555	—
Net unrealized appreciation (depreciation) of investments	7,362	104,027	3,026	(260)	2,659
Net increase (decrease) in net assets resulting from operations	616	91,668	3,703	(819)	5,494

Unit transactions:
Purchases	17,303	151,054	221	7,907	24,308
Net transfers	(1,934)	35,061	(4)	(1)	6,463
Surrenders for benefit payments and fees	(41,469)	(542,370)	(4,907)	(1,982)	(3,940)
Contract maintenance charges	(119)	(838)	(1)	(19)	(73)
Other, net	(547)	11,536	—	—	(965)
Net increase (decrease) in net assets resulting from unit transactions	(26,766)	(345,557)	(4,691)	5,905	25,793
Net increase (decrease) in net assets	(26,150)	(253,889)	(988)	5,086	31,287

Beginning of Period	79,543	1,406,137	25,605	12,053	128,332
End of Period	$53,393	$1,152,248	$24,617	$17,139	$159,619

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	American Century Investments® Equity Growth Fund - Class A	American Century Investments® Equity Income Fund - Class A	American Century Investments® Equity Income Fund - Investor Class	American Century Investments® Focused Large Cap Value Fund - Class A	American Century Investments® Growth Fund - Class A
Operations:
Net investment income (loss)	$85	$36,284	$487,724	$639	$(9,936)
Net realized gain (loss) on security transactions	(4,794)	26,798	199,230	596	51,389
Net realized gain distributions	—	124,658	1,014,767	1,205	88,737
Net unrealized appreciation (depreciation) of investments	17,935	(114,459)	(939,312)	783	452,335
Net increase (decrease) in net assets resulting from operations	13,226	73,281	762,409	3,223	582,525

Unit transactions:
Purchases	6,543	195,026	990,724	5,177	150,732
Net transfers	(20,617)	(2,601)	(214,523)	3,580	(237,277)
Surrenders for benefit payments and fees	2	(1,436,120)	(2,728,560)	(873)	(165,198)
Contract maintenance charges	(59)	(1,237)	—	(29)	(323)
Other, net	—	785	7,340	(550)	(1,341)
Net increase (decrease) in net assets resulting from unit transactions	(14,131)	(1,244,147)	(1,945,019)	7,305	(253,407)
Net increase (decrease) in net assets	(905)	(1,170,866)	(1,182,610)	10,528	329,118

Beginning of Period	70,163	3,557,175	20,894,467	60,061	1,477,613
End of Period	$69,258	$2,386,309	$19,711,857	$70,589	$1,806,731

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	American Century Investments® Heritage Fund - Class A	American Century Investments® Inflation-Adjusted Bond Fund - Class A	American Century Investments® Mid Cap Value Fund - Class A	American Century Investments® Small Cap Value Fund - Class A	American Century Investments® Small Cap Value Fund - Investor Class
Operations:
Net investment income (loss)	$(6,755)	$1,595	$6,529	$(39)	$31,673
Net realized gain (loss) on security transactions	(35,839)	(8,491)	(8,626)	(8,948)	37,803
Net realized gain distributions	10,448	—	24,714	—	—
Net unrealized appreciation (depreciation) of investments	216,681	7,387	17,775	97,058	375,901
Net increase (decrease) in net assets resulting from operations	184,535	491	40,392	88,071	445,377

Unit transactions:
Purchases	79,143	4,287	154,555	117,130	5,139
Net transfers	125,659	(1)	58,788	(29,734)	34,913
Surrenders for benefit payments and fees	(168,989)	(73,766)	(58,463)	(177,705)	(304,887)
Contract maintenance charges	(365)	(17)	(249)	(306)	(54)
Other, net	3,199	—	(510)	1,049	(682)
Net increase (decrease) in net assets resulting from unit transactions	38,647	(69,497)	154,121	(89,566)	(265,571)
Net increase (decrease) in net assets	223,182	(69,006)	194,513	(1,495)	179,806

Beginning of Period	985,488	106,479	522,544	644,377	2,912,033
End of Period	$1,208,670	$37,473	$717,057	$642,882	$3,091,839

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	American Century Investments® U.S. Government Money Market Fund - Class A	American Century Investments® Ultra Fund - Class A	American Funds AMCAP Fund® - Class R3	American Funds American Balanced Fund® - Class R3	American Funds American Balanced Fund® - Class R4
Operations:
Net investment income (loss)	$12,976	$(4,243)	$(25,420)	$135,497	$187,565
Net realized gain (loss) on security transactions	—	4,974	113,790	212,859	49,572
Net realized gain distributions	—	52,288	92,212	—	—
Net unrealized appreciation (depreciation) of investments	—	176,542	655,700	838,769	776,795
Net increase (decrease) in net assets resulting from operations	12,976	229,561	836,282	1,187,125	1,013,932

Unit transactions:
Purchases	55,745	27,525	321,506	1,095,180	25,562
Net transfers	(30,176)	74,851	39,796	(135,221)	(126,333)
Surrenders for benefit payments and fees	(56,675)	(10,935)	(1,169,285)	(1,544,707)	(550,300)
Contract maintenance charges	(146)	(116)	(1,570)	(5,436)	(317)
Other, net	(1,212)	731	(2,841)	(12,566)	(9,381)
Net increase (decrease) in net assets resulting from unit transactions	(32,464)	92,056	(812,394)	(602,750)	(660,769)
Net increase (decrease) in net assets	(19,488)	321,617	23,888	584,375	353,163

Beginning of Period	372,513	525,583	3,118,296	9,633,276	7,588,911
End of Period	$353,025	$847,200	$3,142,184	$10,217,651	$7,942,074

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	American Funds American Mutual Fund® - Class R3	American Funds Capital Income Builder® - Class R3	American Funds Capital World Growth and Income Fund® - Class R3	American Funds Capital World Growth and Income Fund® - Class R4	American Funds EuroPacific Growth Fund® - Class R3
Operations:
Net investment income (loss)	$58,112	$284,138	$176,884	$79,675	$152,560
Net realized gain (loss) on security transactions	359,763	196,442	649,306	75,803	35,788
Net realized gain distributions	79,026	13,477	287,710	66,186	323,199
Net unrealized appreciation (depreciation) of investments	(128,893)	417,051	2,073,038	543,287	1,683,859
Net increase (decrease) in net assets resulting from operations	368,008	911,108	3,186,938	764,951	2,195,406

Unit transactions:
Purchases	429,189	729,531	1,413,161	35,166	1,673,453
Net transfers	(55,245)	(87,424)	(216,085)	(46,358)	97,332
Surrenders for benefit payments and fees	(1,820,309)	(2,475,585)	(4,064,320)	(262,740)	(2,265,943)
Contract maintenance charges	(1,374)	(6,635)	(8,443)	(194)	(6,109)
Other, net	(5,561)	10,013	30,038	(16,004)	9,211
Net increase (decrease) in net assets resulting from unit transactions	(1,453,300)	(1,830,100)	(2,845,649)	(290,130)	(492,056)
Net increase (decrease) in net assets	(1,085,292)	(918,992)	341,289	474,821	1,703,350

Beginning of Period	4,985,220	13,206,989	17,401,719	3,816,245	15,106,886
End of Period	$3,899,928	$12,287,997	$17,743,008	$4,291,066	$16,810,236

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	American Funds Fundamental Investors® - Class R3	American Funds New Perspective Fund® - Class R3	American Funds New World Fund® - Class R3	American Funds SMALLCAP World Fund® - Class R3	American Funds The Bond Fund of America® - Class R3
Operations:
Net investment income (loss)	$33,686	$(2,949)	$1,693	$(2,586)	$75,460
Net realized gain (loss) on security transactions	479,898	267,739	(16,462)	5,135	(135,442)
Net realized gain distributions	761,993	482,678	4,373	—	—
Net unrealized appreciation (depreciation) of investments	2,267,120	1,434,683	63,227	100,833	163,932
Net increase (decrease) in net assets resulting from operations	3,542,697	2,182,151	52,831	103,382	103,950

Unit transactions:
Purchases	959,525	944,334	30,659	53,779	323,815
Net transfers	(146,476)	(169,059)	52,842	(46,732)	284,370
Surrenders for benefit payments and fees	(3,053,316)	(1,478,269)	(181,149)	(43,186)	(935,073)
Contract maintenance charges	(6,708)	(4,155)	(81)	(449)	(1,897)
Other, net	(12,581)	10,809	—	(1,018)	(1,377)
Net increase (decrease) in net assets resulting from unit transactions	(2,259,556)	(696,340)	(97,729)	(37,606)	(330,162)
Net increase (decrease) in net assets	1,283,141	1,485,811	(44,898)	65,776	(226,212)

Beginning of Period	15,478,982	9,707,726	409,549	616,086	3,128,149
End of Period	$16,762,123	$11,193,537	$364,651	$681,862	$2,901,937

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	American Funds The Growth Fund of America® - Class R3	American Funds The Income Fund of America® - Class R3	American Funds The Investment Company of America® - Class R3	American Funds The New Economy Fund® - Class R3	American Funds Washington Mutual Investors Fund - Class R3
Operations:
Net investment income (loss)	$(146,613)	$225,681	$45,816	$(13,042)	$34,129
Net realized gain (loss) on security transactions	970,095	70,456	307,844	129,932	253,850
Net realized gain distributions	3,047,661	—	353,956	102,017	238,516
Net unrealized appreciation (depreciation) of investments	8,865,035	229,898	1,606,472	372,929	215,761
Net increase (decrease) in net assets resulting from operations	12,736,178	526,035	2,314,088	591,836	742,256

Unit transactions:
Purchases	3,504,159	706,914	644,433	220,020	370,955
Net transfers	(784,250)	(71,332)	212,317	(179,644)	(4,723)
Surrenders for benefit payments and fees	(5,665,834)	(1,557,880)	(1,306,585)	(1,131,168)	(1,243,751)
Contract maintenance charges	(19,185)	(4,450)	(3,689)	(690)	(3,528)
Other, net	34,375	(16,141)	5,061	(573)	13,460
Net increase (decrease) in net assets resulting from unit transactions	(2,930,735)	(942,889)	(448,463)	(1,092,055)	(867,587)
Net increase (decrease) in net assets	9,805,443	(416,854)	1,865,625	(500,219)	(125,331)

Beginning of Period	36,892,192	8,973,692	8,682,914	2,327,162	5,374,729
End of Period	$46,697,635	$8,556,838	$10,548,539	$1,826,943	$5,249,398

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Ariel Appreciation Fund - Investor Class	Ariel Fund - Investor Class	Artisan Mid Cap Value Fund - Investor Class	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund
Operations:
Net investment income (loss)	$95	$(477)	$18,498	$(1,425)	$11,238
Net realized gain (loss) on security transactions	(288)	(4,173)	(86,831)	574	274
Net realized gain distributions	4,190	2,248	472,837	4,661	29,297
Net unrealized appreciation (depreciation) of investments	3,565	17,664	137,004	36,473	157,311
Net increase (decrease) in net assets resulting from operations	7,562	15,262	541,508	40,283	198,120

Unit transactions:
Purchases	4,390	5,200	18,680	20,073	100,688
Net transfers	(6)	(96,887)	(10,842)	5,101	29,065
Surrenders for benefit payments and fees	(5,096)	(11,069)	(384,855)	(412)	(77,321)
Contract maintenance charges	(176)	(149)	(459)	(118)	(314)
Other, net	359	(668)	(1,628)	(192)	2,059
Net increase (decrease) in net assets resulting from unit transactions	(529)	(103,573)	(379,104)	24,452	54,177
Net increase (decrease) in net assets	7,033	(88,311)	162,404	64,735	252,297

Beginning of Period	74,910	128,653	3,184,505	126,727	1,531,461
End of Period	$81,943	$40,342	$3,346,909	$191,462	$1,783,758

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Ave Maria Value Fund	Baron Small Cap Fund® - Retail Shares	BlackRock Advantage Large Cap Core Fund - Investor A Shares	BlackRock Advantage Large Cap Growth Fund - Investor A Shares	BlackRock Advantage Small Cap Growth Fund - Investor A Shares
Operations:
Net investment income (loss)	$(262)	$(1,487)	$(115)	$(1,071)	$(3,151)
Net realized gain (loss) on security transactions	1,730	(1,894)	2,404	1,029	(20,988)
Net realized gain distributions	996	9,910	—	1,127	—
Net unrealized appreciation (depreciation) of investments	(1,414)	64,544	15,152	28,514	116,969
Net increase (decrease) in net assets resulting from operations	1,050	71,073	17,441	29,599	92,830

Unit transactions:
Purchases	4,731	9,895	7,190	43,655	64,341
Net transfers	337	3,678	2,735	26,458	42,618
Surrenders for benefit payments and fees	(20,740)	(24,900)	(26,162)	(13,218)	(49,753)
Contract maintenance charges	(45)	(57)	(112)	(314)	(440)
Other, net	—	(69)	(62)	1,110	(1,435)
Net increase (decrease) in net assets resulting from unit transactions	(15,717)	(11,453)	(16,411)	57,691	55,331
Net increase (decrease) in net assets	(14,667)	59,620	1,030	87,290	148,161

Beginning of Period	43,520	276,888	76,043	66,034	511,181
End of Period	$28,853	$336,508	$77,073	$153,324	$659,342

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	BlackRock Advantage SMID Cap Fund, Inc. - Investor A Shares	BlackRock Capital Appreciation Fund, Inc. - Investor A Shares	BlackRock Equity Dividend Fund - Investor A Shares	BlackRock Global Allocation Fund, Inc. - Investor A Shares	BlackRock Impact Mortgage Fund - Investor A Shares
Operations:
Net investment income (loss)	$(60)	$(4,338)	$29,783	$23,756	$4,778
Net realized gain (loss) on security transactions	(1,158)	(2,615)	(39,759)	(105,432)	(294)
Net realized gain distributions	—	17,637	133,895	—	—
Net unrealized appreciation (depreciation) of investments	3,365	154,458	167,217	736,821	2,456
Net increase (decrease) in net assets resulting from operations	2,147	165,142	291,136	655,145	6,940

Unit transactions:
Purchases	741	42,546	269,852	514,791	24,366
Net transfers	(91)	(3,500)	(15,260)	(100,290)	6
Surrenders for benefit payments and fees	(5,393)	(46,559)	(339,514)	(974,998)	(583)
Contract maintenance charges	(6)	(141)	(1,590)	(2,876)	(54)
Other, net	—	(892)	1,444	749	—
Net increase (decrease) in net assets resulting from unit transactions	(4,749)	(8,546)	(85,068)	(562,624)	23,735
Net increase (decrease) in net assets	(2,602)	156,596	206,068	92,521	30,675

Beginning of Period	16,546	360,242	2,594,337	5,779,166	164,561
End of Period	$13,944	$516,838	$2,800,405	$5,871,687	$195,236

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	BlackRock International Dividend Fund - Investor A Shares	BlackRock LifePath® Dynamic 2025 Fund - Investor A Shares	BlackRock LifePath® Dynamic 2030 Fund - Investor A Shares	BlackRock LifePath® Dynamic 2035 Fund - Investor A Shares	BlackRock LifePath® Dynamic 2040 Fund - Investor A Shares
Operations:
Net investment income (loss)	$1,303	$13,890	$296,946	$17,056	$438,789
Net realized gain (loss) on security transactions	3,882	(33,377)	(295,328)	(8,312)	(348,742)
Net realized gain distributions	—	—	—	—	256,001
Net unrealized appreciation (depreciation) of investments	23,117	81,552	1,595,374	114,637	2,055,283
Net increase (decrease) in net assets resulting from operations	28,302	62,065	1,596,992	123,381	2,401,331

Unit transactions:
Purchases	46,895	53,294	1,303,965	200,480	1,633,005
Net transfers	(30,568)	(134,858)	(447,508)	(49,976)	(421,316)
Surrenders for benefit payments and fees	(18,667)	(121,801)	(1,572,666)	(172,725)	(1,736,601)
Contract maintenance charges	(249)	(462)	(8,106)	(1,256)	(13,189)
Other, net	(847)	864	42,522	17,126	37,114
Net increase (decrease) in net assets resulting from unit transactions	(3,436)	(202,963)	(681,793)	(6,351)	(500,987)
Net increase (decrease) in net assets	24,866	(140,898)	915,199	117,030	1,900,344

Beginning of Period	194,365	707,890	11,733,312	813,339	13,644,428
End of Period	$219,231	$566,992	$12,648,511	$930,369	$15,544,772

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	BlackRock LifePath® Dynamic 2045 Fund - Investor A Shares	BlackRock LifePath® Dynamic 2050 Fund - Investor A Shares	BlackRock LifePath® Dynamic 2055 Fund - Investor A Shares	BlackRock LifePath® Dynamic Retirement Fund - Investor A Shares	BlackRock Mid-Cap Value Fund - Investor A Shares
Operations:
Net investment income (loss)	$8,115	$73,802	$18,008	$184,939	$8,683
Net realized gain (loss) on security transactions	1,205	(21,939)	(177)	(271,194)	29,623
Net realized gain distributions	—	—	—	280,605	25,304
Net unrealized appreciation (depreciation) of investments	76,128	635,736	136,785	394,300	65,406
Net increase (decrease) in net assets resulting from operations	85,448	687,599	154,616	588,650	129,016

Unit transactions:
Purchases	114,718	773,262	291,946	542,111	127,798
Net transfers	(6,086)	13,136	59,201	(107,907)	(28,578)
Surrenders for benefit payments and fees	(417,416)	(408,426)	(189,766)	(1,347,944)	(447,372)
Contract maintenance charges	(1,256)	(5,016)	(1,542)	(5,254)	(737)
Other, net	3,875	20,732	294	(16,873)	(1,001)
Net increase (decrease) in net assets resulting from unit transactions	(306,165)	393,688	160,133	(935,867)	(349,890)
Net increase (decrease) in net assets	(220,717)	1,081,287	314,749	(347,217)	(220,874)

Beginning of Period	639,901	3,164,173	703,714	5,874,389	1,433,009
End of Period	$419,184	$4,245,460	$1,018,463	$5,527,172	$1,212,135

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	BlackRock Mid-Cap Growth Equity Portfolio - Investor A Shares	BlackRock S&P 500 Index V.I. Fund - Class I Shares	BlackRock S&P 500 Index V.I. Fund - Class III Shares	BlackRock LifePath® Dynamic 2030 Fund - Institutional Shares	BlackRock LifePath® Dynamic 2040 Fund - Institutional Shares
Operations:
Net investment income (loss)	$(4,304)	$74,699	$27,260	$359,350	$421,197
Net realized gain (loss) on security transactions	11,274	105,213	47,796	(140,734)	(77,849)
Net realized gain distributions	—	371,420	193,513	—	192,035
Net unrealized appreciation (depreciation) of investments	94,057	1,558,658	740,366	1,341,215	1,609,127
Net increase (decrease) in net assets resulting from operations	101,027	2,109,990	1,008,935	1,559,831	2,144,510

Unit transactions:
Purchases	46,254	300,906	635,678	620,741	1,006,018
Net transfers	28,143	3,217	179,551	(98,379)	11,489
Surrenders for benefit payments and fees	(98,877)	(1,012,035)	(495,165)	(933,248)	(842,151)
Contract maintenance charges	(93)	(1,398)	(2,313)	(2,192)	(4,783)
Other, net	(180)	9,034	34,653	62,155	52,234
Net increase (decrease) in net assets resulting from unit transactions	(24,753)	(700,276)	352,404	(350,923)	222,807
Net increase (decrease) in net assets	76,274	1,409,714	1,361,339	1,208,908	2,367,317

Beginning of Period	381,360	8,665,594	3,814,755	10,388,998	11,120,833
End of Period	$457,634	$10,075,308	$5,176,094	$11,597,906	$13,488,150

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	BlackRock LifePath® Dynamic 2050 Fund - Institutional Shares	BlackRock LifePath® Dynamic 2065 Fund - Investor A Shares (15)	BlackRock LifePath® Dynamic Retirement Fund - Institutional Shares	BNY Mellon Bond Market Index Fund - Investor Class	BNY Mellon Core Plus Fund - Class A
Operations:
Net investment income (loss)	$117,346	$6	$238,305	$387,182	$15,194
Net realized gain (loss) on security transactions	(2,233)	—	(231,502)	(456,509)	(4,245)
Net realized gain distributions	—	—	272,719	—	—
Net unrealized appreciation (depreciation) of investments	620,941	42	487,164	721,296	17,123
Net increase (decrease) in net assets resulting from operations	736,054	48	766,686	651,969	28,072

Unit transactions:
Purchases	308,121	433	179,253	1,255,613	10,820
Net transfers	26,367	—	(150,003)	1,875,115	6
Surrenders for benefit payments and fees	(213,717)	—	(1,417,248)	(3,024,187)	(34,999)
Contract maintenance charges	(250)	—	(1,123)	(2,609)	(78)
Other, net	6,518	—	13,778	(7,285)	(476)
Net increase (decrease) in net assets resulting from unit transactions	127,039	433	(1,375,343)	96,647	(24,727)
Net increase (decrease) in net assets	863,093	481	(608,657)	748,616	3,345

Beginning of Period	3,275,949	—	7,071,550	12,623,622	467,265
End of Period	$4,139,042	$481	$6,462,893	$13,372,238	$470,610

(15) The Sub-Account commenced operations on October 13, 2023.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	BNY Mellon International Stock Index Fund - Investor Shares	BNY Mellon Midcap Index Fund, Inc. - Investor Shares	BNY Mellon S&P 500 Index Fund	BNY Mellon Smallcap Stock Index Fund - Investor Shares	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares
Operations:
Net investment income (loss)	$9,684	$171,948	$316,744	$148,480	$1
Net realized gain (loss) on security transactions	6,647	(378,804)	(309,048)	(228,615)	11
Net realized gain distributions	—	1,469,876	2,269,888	946,033	835
Net unrealized appreciation (depreciation) of investments	32,109	1,429,106	5,972,252	902,874	663
Net increase (decrease) in net assets resulting from operations	48,440	2,692,126	8,249,836	1,768,772	1,510

Unit transactions:
Purchases	—	1,558,616	3,988,738	1,013,291	—
Net transfers	32,562	26,818	595,233	5,145	—
Surrenders for benefit payments and fees	(62,326)	(2,225,288)	(6,613,833)	(1,630,969)	(5)
Contract maintenance charges	(26)	(2,360)	(6,857)	(1,262)	—
Other, net	—	18,967	4,196	(787)	—
Net increase (decrease) in net assets resulting from unit transactions	(29,790)	(623,247)	(2,032,523)	(614,582)	(5)
Net increase (decrease) in net assets	18,650	2,068,879	6,217,313	1,154,190	1,505

Beginning of Period	297,032	17,744,160	33,161,274	11,812,763	6,552
End of Period	$315,682	$19,813,039	$39,378,587	$12,966,953	$8,057

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	BNY Mellon Variable Investment Fund: Appreciation Portfolio - Initial Shares	Calamos International Growth Fund - Class A	Calvert Bond Fund - Class A	Calvert Equity Fund - Class A	Calvert Income Fund - Class A
Operations:
Net investment income (loss)	$7	$(17)	$68,803	$(32,028)	$29,493
Net realized gain (loss) on security transactions	(29)	(3)	(69,255)	396,872	(44,506)
Net realized gain distributions	2,270	—	—	146,994	—
Net unrealized appreciation (depreciation) of investments	2,770	202	117,180	870,667	68,266
Net increase (decrease) in net assets resulting from operations	5,018	182	116,728	1,382,505	53,253

Unit transactions:
Purchases	1,170	—	268,688	771,348	94,336
Net transfers	—	(2)	158,963	222,760	60,579
Surrenders for benefit payments and fees	—	1	(442,788)	(1,201,855)	(141,758)
Contract maintenance charges	—	(3)	(1,226)	(1,902)	(255)
Other, net	—	—	(1,792)	(3,935)	(2,871)
Net increase (decrease) in net assets resulting from unit transactions	1,170	(4)	(18,155)	(213,584)	10,031
Net increase (decrease) in net assets	6,188	178	98,573	1,168,921	63,284

Beginning of Period	24,279	1,335	1,912,805	8,164,359	702,812
End of Period	$30,467	$1,513	$2,011,378	$9,333,280	$766,096

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Calvert VP SRI Balanced Portfolio - Class I	ClearBridge Appreciation Fund - Class A	ClearBridge Mid Cap Fund - Class A	ClearBridge Small Cap Value Fund - Class A	ClearBridge Small Cap Growth Fund - Class A
Operations:
Net investment income (loss)	$338	$(655)	$(7,693)	$15	$(2,049)
Net realized gain (loss) on security transactions	75	10,797	(23,202)	4	(26,962)
Net realized gain distributions	142	24,720	27,880	—	896
Net unrealized appreciation (depreciation) of investments	4,961	81,187	186,703	1,352	41,982
Net increase (decrease) in net assets resulting from operations	5,516	116,049	183,688	1,371	13,867

Unit transactions:
Purchases	518	29,448	154,600	—	29,564
Net transfers	(1)	229	5,275	2	(9,726)
Surrenders for benefit payments and fees	(448)	(70,220)	(257,874)	(41)	(142,749)
Contract maintenance charges	—	(23)	(378)	(2)	(110)
Other, net	—	6,736	2,514	—	(448)
Net increase (decrease) in net assets resulting from unit transactions	69	(33,830)	(95,863)	(41)	(123,469)
Net increase (decrease) in net assets	5,585	82,219	87,825	1,330	(109,602)

Beginning of Period	34,319	654,843	1,472,537	10,017	319,048
End of Period	$39,904	$737,062	$1,560,362	$11,347	$209,446

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Clearbridge Value Trust - Class FI	Columbia Acorn Fund - Class A	Columbia Contrarian Core Fund - Class A	Columbia Large Cap Growth Opportunity Fund - Class A	Columbia Large Cap Value Fund - Advisor Class
Operations:
Net investment income (loss)	$1,184	$(9,723)	$(2,576)	$(8,483)	$2,217
Net realized gain (loss) on security transactions	9,717	(266,975)	20,143	(68,301)	(15)
Net realized gain distributions	20,896	—	6,541	—	7,816
Net unrealized appreciation (depreciation) of investments	12,899	489,909	63,181	302,299	4,634
Net increase (decrease) in net assets resulting from operations	44,696	213,211	87,289	225,515	14,652

Unit transactions:
Purchases	6,556	108,598	28,238	79,686	9,735
Net transfers	(1,026)	(389,454)	7,067	(23,029)	43,485
Surrenders for benefit payments and fees	(41,596)	(158,942)	(182,963)	(154,588)	(4,529)
Contract maintenance charges	(130)	(414)	(126)	(368)	(100)
Other, net	—	1,498	(109)	(734)	(378)
Net increase (decrease) in net assets resulting from unit transactions	(36,196)	(438,714)	(147,893)	(99,033)	48,213
Net increase (decrease) in net assets	8,500	(225,503)	(60,604)	126,482	62,865

Beginning of Period	246,554	1,229,545	327,151	792,668	136,766
End of Period	$255,054	$1,004,042	$266,547	$919,150	$199,631

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Columbia Select Mid Cap Value Fund - Advisor Class	Columbia Select Mid Cap Value Fund - Class A	Columbia Select Mid Cap Value Fund - Institutional Class	Columbia Select Small Cap Value Fund - Advisor Class	Columbia Seligman Global Technology Fund - Class A
Operations:
Net investment income (loss)	$(92)	$2,843	$—	$—	$(4,489)
Net realized gain (loss) on security transactions	6,136	(12,476)	—	1	8,513
Net realized gain distributions	1,139	7,337	—	23	51,064
Net unrealized appreciation (depreciation) of investments	18,476	142,286	—	30	198,853
Net increase (decrease) in net assets resulting from operations	25,659	139,990	—	54	253,941

Unit transactions:
Purchases	33,685	99,513	266	—	37,374
Net transfers	(18,355)	(7,885)	—	2	72,712
Surrenders for benefit payments and fees	(10,739)	(178,238)	(913)	—	(52,738)
Contract maintenance charges	—	(514)	(227)	(1)	(291)
Other, net	—	533	648	—	2,708
Net increase (decrease) in net assets resulting from unit transactions	4,591	(86,591)	(226)	1	59,765
Net increase (decrease) in net assets	30,250	53,399	(226)	55	313,706

Beginning of Period	(30,250)	1,554,508	288,405	454	562,468
End of Period	$—	$1,607,907	$288,179	$509	$876,174

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Columbia Seligman Technology and Information Fund - Class A	Columbia Small Cap Value Fund I - Class A	CRM Mid Cap Value Fund - Investor Shares	Davis Financial Fund - Class A	Davis New York Venture Fund - Class A
Operations:
Net investment income (loss)	$(4,418)	$(681)	$1,877	$1,857	$12,360
Net realized gain (loss) on security transactions	7,790	888	(690)	2,051	(160,750)
Net realized gain distributions	45,557	9,912	16,758	9,929	332,984
Net unrealized appreciation (depreciation) of investments	230,878	14,499	2,329	13,045	983,428
Net increase (decrease) in net assets resulting from operations	279,807	24,618	20,274	26,882	1,168,022

Unit transactions:
Purchases	43,557	15,246	22,463	20,957	247,972
Net transfers	10,584	193	(41,805)	(1)	(48,342)
Surrenders for benefit payments and fees	(51,085)	(24,688)	(27,800)	(105,681)	(552,009)
Contract maintenance charges	(173)	(75)	(51)	(49)	(1,680)
Other, net	4,861	(99)	583	(279)	(1,578)
Net increase (decrease) in net assets resulting from unit transactions	7,744	(9,423)	(46,610)	(85,053)	(355,637)
Net increase (decrease) in net assets	287,551	15,195	(26,336)	(58,171)	812,385

Beginning of Period	646,416	136,374	361,018	272,350	4,151,678
End of Period	$933,967	$151,569	$334,682	$214,179	$4,964,063

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Davis Opportunity Fund - Class A	Delaware Diversified Income Fund - Class A	Delaware Extended Duration Bond Fund - Class A	Delaware Ivy Asset Strategy Fund - Class Y	Delaware Ivy Large Cap Growth Fund - Class Y
Operations:
Net investment income (loss)	$367	$4,860	$90	$9,599	$(6,574)
Net realized gain (loss) on security transactions	2,105	(2,204)	(68)	(4,048)	31,906
Net realized gain distributions	4,220	—	—	—	22,245
Net unrealized appreciation (depreciation) of investments	12,465	5,448	200	71,478	182,741
Net increase (decrease) in net assets resulting from operations	19,157	8,104	222	77,029	230,318

Unit transactions:
Purchases	3,031	3,814	451	33,455	42,779
Net transfers	1	11,689	28	(406)	108,313
Surrenders for benefit payments and fees	(28,040)	(15,825)	(74)	(6,280)	(209,817)
Contract maintenance charges	(100)	(23)	(3)	(118)	(257)
Other, net	(470)	—	—	(338)	(385)
Net increase (decrease) in net assets resulting from unit transactions	(25,578)	(345)	402	26,313	(59,367)
Net increase (decrease) in net assets	(6,421)	7,759	624	103,342	170,951

Beginning of Period	102,179	134,798	2,210	530,474	602,991
End of Period	$95,758	$142,557	$2,834	$633,816	$773,942

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Delaware Ivy Natural Resources Fund - Class Y	Delaware Ivy Science & Technology Fund - Class Y	Delaware Ivy Small Cap Growth Fund - Class Y	Domini Impact Equity Fund® - Investor Shares	DWS Core Equity VIP - Class A
Operations:
Net investment income (loss)	$8,933	$(12,164)	$(702)	$(985)	$47
Net realized gain (loss) on security transactions	9,533	(170,725)	(18,531)	316	16
Net realized gain distributions	—	138,874	22,295	1,386	1,209
Net unrealized appreciation (depreciation) of investments	(24,068)	535,284	71,574	33,189	3,531
Net increase (decrease) in net assets resulting from operations	(5,602)	491,269	74,636	33,906	4,803

Unit transactions:
Purchases	86,126	165,481	104,422	20,607	—
Net transfers	10,416	(73,100)	8,892	80,502	1
Surrenders for benefit payments and fees	(295,828)	(444,540)	(39,223)	(6,940)	(373)
Contract maintenance charges	(349)	(1,043)	48	(86)	—
Other, net	(2,758)	9	550	719	—
Net increase (decrease) in net assets resulting from unit transactions	(202,393)	(353,193)	74,689	94,802	(372)
Net increase (decrease) in net assets	(207,995)	138,076	149,325	128,708	4,431

Beginning of Period	1,259,381	1,395,365	533,998	97,782	19,650
End of Period	$1,051,386	$1,533,441	$683,323	$226,490	$24,081

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	DWS CROCI® Equity Dividend Fund - Class A	DWS Emerging Markets Fixed Income Fund - Class A	DWS International Growth Fund - Class A	DWS RREEF Real Estate Securities Fund - Class A	Eaton Vance Atlanta Capital SMID-Cap Fund - Class A
Operations:
Net investment income (loss)	$4,372	$80	$701	$148	$(1,380)
Net realized gain (loss) on security transactions	72	(9)	1,293	(16)	(5,123)
Net realized gain distributions	6,646	—	—	—	22,959
Net unrealized appreciation (depreciation) of investments	(1,377)	77	16,561	1,976	77,322
Net increase (decrease) in net assets resulting from operations	9,713	148	18,555	2,108	93,778

Unit transactions:
Purchases	7,189	—	12,230	—	43,537
Net transfers	(10)	(3)	(20,791)	(1)	(133,311)
Surrenders for benefit payments and fees	7	1	(12,566)	1	(102,877)
Contract maintenance charges	(27)	(1)	(102)	—	(83)
Other, net	—	—	—	—	140
Net increase (decrease) in net assets resulting from unit transactions	7,159	(3)	(21,229)	—	(192,594)
Net increase (decrease) in net assets	16,872	145	(2,674)	2,108	(98,816)

Beginning of Period	198,860	1,566	135,250	19,244	867,676
End of Period	$215,732	$1,711	$132,576	$21,352	$768,860

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Eaton Vance Balanced Fund - Class A	Eaton Vance Dividend Builder Fund - Class A	Eaton Vance Income Fund of Boston - Class A	Eaton Vance Large-Cap Value Fund - Class A	Eaton Vance Worldwide Health Sciences Fund - Class A
Operations:
Net investment income (loss)	$1,129	$16,034	$166,696	$1,532	$(2,957)
Net realized gain (loss) on security transactions	(546)	(8,361)	(64,197)	52,540	5,386
Net realized gain distributions	1,480	23,402	—	27,788	13,620
Net unrealized appreciation (depreciation) of investments	33,617	111,604	229,764	5,063	12,687
Net increase (decrease) in net assets resulting from operations	35,680	142,679	332,263	86,923	28,736

Unit transactions:
Purchases	17,791	47,396	145,676	105,775	36,056
Net transfers	(11,227)	35,426	115,673	(55,541)	(4,222)
Surrenders for benefit payments and fees	(96)	(352,348)	(707,082)	(450,526)	(58,381)
Contract maintenance charges	(60)	(272)	(812)	(1,041)	(348)
Other, net	—	(1,135)	(450)	(1,218)	(340)
Net increase (decrease) in net assets resulting from unit transactions	6,408	(270,933)	(446,995)	(402,551)	(27,235)
Net increase (decrease) in net assets	42,088	(128,254)	(114,732)	(315,628)	1,501

Beginning of Period	239,248	1,521,884	3,087,158	1,765,904	593,286
End of Period	$281,336	$1,393,630	$2,972,426	$1,450,276	$594,787

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Empower International Index Fund - Investor Class	Empower Lifetime 2015 Fund - Investor Class (27)	Empower Lifetime 2020 Fund - Investor Class (18)	Empower Lifetime 2025 Fund - Investor Class (19)	Empower Lifetime 2030 Fund - Investor Class (20)
Operations:
Net investment income (loss)	$1,694	$635	$2,653	$1,282	$5,496
Net realized gain (loss) on security transactions	3,737	4	164	61	655
Net realized gain distributions	2,191	390	2,566	1,555	8,139
Net unrealized appreciation (depreciation) of investments	7,350	1,302	6,277	4,515	17,633
Net increase (decrease) in net assets resulting from operations	14,972	2,331	11,660	7,413	31,923

Unit transactions:
Purchases	14,245	3,519	3,080	14,775	27,033
Net transfers	34,595	25,590	134,160	65,681	276,388
Surrenders for benefit payments and fees	(51,057)	—	(7,096)	(1,782)	(20,837)
Contract maintenance charges	(13)	—	—	—	(25)
Other, net	—	—	—	—	8,834
Net increase (decrease) in net assets resulting from unit transactions	(2,230)	29,109	130,144	78,674	291,393
Net increase (decrease) in net assets	12,742	31,440	141,804	86,087	323,316

Beginning of Period	97,518	—	—	—	—
End of Period	$110,260	$31,440	$141,804	$86,087	$323,316

(18) The Sub-Account commenced operations on March 13, 2023.
(19) The Sub-Account commenced operations on March 13, 2023.
(20) The Sub-Account commenced operations on March 13, 2023.
(27) The Sub-Account commenced operations on March 13, 2023.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Empower Lifetime 2035 Fund - Investor Class (21)	Empower Lifetime 2040 Fund - Investor Class (22)	Empower Lifetime 2045 Fund - Investor Class (23)	Empower Lifetime 2050 Fund - Investor Class (24)	Empower Lifetime 2055 Fund - Investor Class (25)
Operations:
Net investment income (loss)	$3,765	$126	$591	$3,137	$29
Net realized gain (loss) on security transactions	1,625	20	19	311	1
Net realized gain distributions	7,001	187	1,575	6,313	84
Net unrealized appreciation (depreciation) of investments	23,595	590	5,740	19,009	351
Net increase (decrease) in net assets resulting from operations	35,986	923	7,925	28,770	465

Unit transactions:
Purchases	29,496	3,921	3,976	41,594	3,665
Net transfers	283,546	4,129	51,115	166,773	1,098
Surrenders for benefit payments and fees	(46,414)	(199)	—	(5,156)	—
Contract maintenance charges	(8)	—	—	—	—
Other, net	19,616	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	286,236	7,851	55,091	203,211	4,763
Net increase (decrease) in net assets	322,222	8,774	63,016	231,981	5,228

Beginning of Period	—	—	—	—	—
End of Period	$322,222	$8,774	$63,016	$231,981	$5,228

(21) The Sub-Account commenced operations on March 13, 2023.
(22) The Sub-Account commenced operations on March 13, 2023.
(23) The Sub-Account commenced operations on March 13, 2023.
(24) The Sub-Account commenced operations on March 13, 2023.
(25) The Sub-Account commenced operations on March 13, 2023.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Empower Lifetime 2060 Fund - Investor Class (26)	Empower Moderately Aggressive Profile Fund - Investor Class (17)	Empower S&P Mid Cap 400® Index Fund - Investor Class	Empower S&P Small Cap 600® Index Fund - Investor Class	Empower Short Duration Bond Fund - Investor Class (28)
Operations:
Net investment income (loss)	$51	$2	$(99)	$24	$1,156
Net realized gain (loss) on security transactions	—	5	(2,452)	4	90
Net realized gain distributions	32	7	3,836	356	—
Net unrealized appreciation (depreciation) of investments	214	5	8,601	1,410	1,209
Net increase (decrease) in net assets resulting from operations	297	19	9,886	1,794	2,455

Unit transactions:
Purchases	3,336	134	9,752	2,114	3,990
Net transfers	—	47	53,125	(276)	66,333
Surrenders for benefit payments and fees	—	—	(76,323)	(390)	(40)
Contract maintenance charges	—	—	(9)	(6)	(5)
Other, net	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	3,336	181	(13,455)	1,442	70,278
Net increase (decrease) in net assets	3,633	200	(3,569)	3,236	72,733

Beginning of Period	—	—	96,258	10,780	—
End of Period	$3,633	$200	$92,689	$14,016	$72,733

(17) The Sub-Account commenced operations on August 14, 2023.
(26) The Sub-Account commenced operations on May 30, 2023.
(28) The Sub-Account commenced operations on March 17, 2023.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Federated Hermes Clover Small Value Fund - Class A	Federated Hermes Equity Income Fund, Inc. - Class A	Federated Hermes Fund for U.S. Government Securities - Class A	Federated Hermes Global Allocation Fund - Class A	Federated Hermes International Leaders Fund - Class A
Operations:
Net investment income (loss)	$410	$(40)	$4,022	$10	$69
Net realized gain (loss) on security transactions	(4,584)	(93)	(629)	3	(1)
Net realized gain distributions	1,203	152	—	—	139
Net unrealized appreciation (depreciation) of investments	12,131	5,219	2,473	242	927
Net increase (decrease) in net assets resulting from operations	9,160	5,238	5,866	255	1,134

Unit transactions:
Purchases	474	6,860	18,823	—	653
Net transfers	(30,283)	524	(487)	1	(3)
Surrenders for benefit payments and fees	(336)	(769)	(4,131)	(1)	1
Contract maintenance charges	(6)	(64)	(87)	—	(3)
Other, net	—	216	652	—	—
Net increase (decrease) in net assets resulting from unit transactions	(30,151)	6,767	14,770	—	648
Net increase (decrease) in net assets	(20,991)	12,005	20,636	255	1,782

Beginning of Period	91,040	61,793	151,703	2,581	6,675
End of Period	$70,049	$73,798	$172,339	$2,836	$8,457

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Federated Hermes Kaufmann Fund - Class R	Federated Hermes MDT Mid Cap Growth Fund - Class A	Federated Hermes Sustainable High Yield Bond Fund, Inc. - Class A (2)	Federated Hermes Total Return Bond Fund - Class A	Fidelity Advisor® Equity Growth Fund - Class M
Operations:
Net investment income (loss)	$(30,723)	$(2,185)	$21	$3,000	$(3,998)
Net realized gain (loss) on security transactions	(163,652)	(1,836)	(434)	(663)	11,491
Net realized gain distributions	78,342	—	—	—	4,540
Net unrealized appreciation (depreciation) of investments	650,444	76,960	562	3,366	190,346
Net increase (decrease) in net assets resulting from operations	534,411	72,939	149	5,703	202,379

Unit transactions:
Purchases	258,955	16,511	—	3,916	76,138
Net transfers	(93,494)	1,072	(2)	25,562	(8,160)
Surrenders for benefit payments and fees	(535,471)	(19,043)	(3,939)	(3,217)	(87,941)
Contract maintenance charges	(1,534)	(153)	(5)	(33)	(220)
Other, net	2,213	59	—	—	(370)
Net increase (decrease) in net assets resulting from unit transactions	(369,331)	(1,554)	(3,946)	26,228	(20,553)
Net increase (decrease) in net assets	165,080	71,385	(3,797)	31,931	181,826

Beginning of Period	4,068,379	280,763	3,952	108,554	600,496
End of Period	$4,233,459	$352,148	$155	$140,485	$782,322

(2) Formerly, Federated Hermes High Income Bond Fund Inc. Name changed to Federated Hermes Sustainable High Yield Bond Fund Inc effective May 26, 2023.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Fidelity Leveraged Company Stock Fund - Class M	Fidelity Advisor® Stock Selector All Cap Fund - Class M	Fidelity® VIP Balanced Portfolio - Initial Class	Fidelity® VIP Freedom 2015 Portfolio℠ - Service Class 2	Fidelity® VIP Freedom 2020 Portfolio℠ - Service Class 2
Operations:
Net investment income (loss)	$(12,952)	$(7,383)	$13,087	$3,264	$2,741
Net realized gain (loss) on security transactions	(42,522)	(260)	12,967	(67)	(64)
Net realized gain distributions	273,872	17,917	47,937	2,039	712
Net unrealized appreciation (depreciation) of investments	241,327	261,899	172,405	5,157	8,223
Net increase (decrease) in net assets resulting from operations	459,725	272,173	246,396	10,393	11,612

Unit transactions:
Purchases	197,103	68,744	24,982	—	—
Net transfers	(121,046)	1	—	(1)	1
Surrenders for benefit payments and fees	(313,723)	(1,524)	(147,041)	—	(334)
Contract maintenance charges	(915)	(6)	—	—	—
Other, net	(541)	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(239,122)	67,215	(122,059)	(1)	(333)
Net increase (decrease) in net assets	220,603	339,388	124,337	10,392	11,279

Beginning of Period	2,020,380	1,033,813	1,248,788	101,335	98,315
End of Period	$2,240,983	$1,373,201	$1,373,125	$111,727	$109,594

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Fidelity® VIP Freedom 2025 Portfolio℠ - Service Class 2	Fidelity® VIP Freedom 2030 Portfolio℠ - Service Class 2	Fidelity® VIP Growth & Income Portfolio - Initial Class	Fidelity® VIP Growth Opportunities Portfolio - Initial Class	Fidelity® VIP Investor Freedom 2035 Portfolio℠ - Service Class 2
Operations:
Net investment income (loss)	$5,401	$12,831	$2,691	$(5,290)	$155
Net realized gain (loss) on security transactions	2,012	1,626	1,398	(10,592)	7
Net realized gain distributions	—	—	10,015	—	22
Net unrealized appreciation (depreciation) of investments	16,992	72,068	29,612	291,431	1,474
Net increase (decrease) in net assets resulting from operations	24,405	86,525	43,716	275,549	1,658

Unit transactions:
Purchases	—	3,795	—	19,805	—
Net transfers	(284,401)	—	34,458	85,687	—
Surrenders for benefit payments and fees	—	(127,377)	(5,742)	(40,702)	—
Contract maintenance charges	(50)	(142)	—	—	—
Other, net	—	(1,898)	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(284,451)	(125,622)	28,716	64,790	—
Net increase (decrease) in net assets	(260,046)	(39,097)	72,432	340,339	1,658

Beginning of Period	394,856	716,332	215,043	588,766	10,280
End of Period	$134,810	$677,235	$287,475	$929,105	$11,938

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Fidelity® VIP Investor Freedom 2050 Portfolio℠ - Service Class 2	Fidelity® VIP Overseas Portfolio - Initial Class	Fidelity® VIP Value Strategies Portfolio - Initial Class	Franklin Conservative Allocation Fund - Class A	Franklin Strategic Income Fund - Class A
Operations:
Net investment income (loss)	$4	$159	$1,894	$28,452	$90,364
Net realized gain (loss) on security transactions	—	287	(1,505)	(66,486)	(49,611)
Net realized gain distributions	9	120	16,938	—	—
Net unrealized appreciation (depreciation) of investments	86	7,626	67,076	194,232	125,809
Net increase (decrease) in net assets resulting from operations	99	8,192	84,403	156,198	166,562

Unit transactions:
Purchases	—	—	12,420	146,730	222,509
Net transfers	—	(1,857)	1	(140,102)	58,978
Surrenders for benefit payments and fees	1	(129)	(53,198)	(510,455)	(323,989)
Contract maintenance charges	—	—	—	(1,430)	(753)
Other, net	—	—	—	9,555	(327)
Net increase (decrease) in net assets resulting from unit transactions	1	(1,986)	(40,777)	(495,702)	(43,582)
Net increase (decrease) in net assets	100	6,206	43,626	(339,504)	122,980

Beginning of Period	532	42,141	443,941	1,801,671	2,199,335
End of Period	$632	$48,347	$487,567	$1,462,167	$2,322,315

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Franklin Growth Allocation Fund - Class A	Franklin Growth Fund - Class A	Franklin High Income Fund - Class A1	Franklin Income Fund - Class A1	Franklin Moderate Allocation Fund - Class A
Operations:
Net investment income (loss)	$32,050	$(19,802)	$46,576	$307,987	$66,699
Net realized gain (loss) on security transactions	(140,482)	60,633	(14,554)	(24,916)	(151,681)
Net realized gain distributions	128,034	183,087	—	—	38,342
Net unrealized appreciation (depreciation) of investments	897,074	480,721	71,067	167,480	737,631
Net increase (decrease) in net assets resulting from operations	916,676	704,639	103,089	450,551	690,991

Unit transactions:
Purchases	534,039	235,610	73,248	393,664	441,316
Net transfers	(321,176)	(9,107)	(31,631)	(240,741)	(90,311)
Surrenders for benefit payments and fees	(1,433,778)	(579,655)	(86,779)	(764,133)	(1,262,188)
Contract maintenance charges	(3,098)	(1,071)	(551)	(2,920)	(2,998)
Other, net	40,197	25,349	733	(8,602)	(673)
Net increase (decrease) in net assets resulting from unit transactions	(1,183,816)	(328,874)	(44,980)	(622,732)	(914,854)
Net increase (decrease) in net assets	(267,140)	375,765	58,109	(172,181)	(223,863)

Beginning of Period	6,071,539	2,649,267	822,217	6,362,064	5,618,684
End of Period	$5,804,399	$3,025,032	$880,326	$6,189,883	$5,394,821

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Franklin Mutual Beacon Fund - Class A	Franklin Mutual Global Discovery Fund - Class A	Franklin Mutual Shares Fund - Class A	Franklin Mutual U.S. Mid Cap Value Fund - Class A	Franklin Small Cap Value Fund - Class A
Operations:
Net investment income (loss)	$10,569	$61,537	$32,863	$9,615	$3,033
Net realized gain (loss) on security transactions	(1,882)	(16,111)	(50,285)	(45,232)	6,759
Net realized gain distributions	35,620	480,742	116,313	12,518	97,405
Net unrealized appreciation (depreciation) of investments	69,782	1,031,873	256,740	117,892	201,879
Net increase (decrease) in net assets resulting from operations	114,089	1,558,041	355,631	94,793	309,076

Unit transactions:
Purchases	55,071	688,860	160,402	9,841	233,761
Net transfers	(103)	(335,419)	7,901	(51,180)	(132,683)
Surrenders for benefit payments and fees	(113,775)	(1,164,917)	(448,893)	(145,915)	(593,436)
Contract maintenance charges	(270)	(3,339)	(1,218)	(127)	(1,254)
Other, net	1,188	9,210	6,396	(525)	4,645
Net increase (decrease) in net assets resulting from unit transactions	(57,889)	(805,605)	(275,412)	(187,906)	(488,967)
Net increase (decrease) in net assets	56,200	752,436	80,219	(93,113)	(179,891)

Beginning of Period	821,514	8,326,865	2,972,336	1,265,335	2,934,148
End of Period	$877,714	$9,079,301	$3,052,555	$1,172,222	$2,754,257

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Franklin Small-Mid Cap Growth Fund - Class A	Franklin Small-Mid Cap Growth VIP Fund - Class 1	Franklin Total Return Fund - Class A	Franklin U.S. Government Securities Fund - Class A1	Goldman Sachs Core Fixed Income Fund - Class A
Operations:
Net investment income (loss)	$(7,428)	$(354)	$3,869	$9,076	$3,762
Net realized gain (loss) on security transactions	(45,359)	(1,367)	(7,488)	(2,042)	(1,021)
Net realized gain distributions	—	—	—	—	—
Net unrealized appreciation (depreciation) of investments	720,211	13,865	10,175	8,739	4,646
Net increase (decrease) in net assets resulting from operations	667,424	12,144	6,556	15,773	7,387

Unit transactions:
Purchases	23,409	3,811	5,400	23,974	14,330
Net transfers	(13,884)	—	8,305	86,108	(6)
Surrenders for benefit payments and fees	(232,571)	(2,804)	(35,084)	(7,016)	(6,649)
Contract maintenance charges	(654)	—	(111)	(283)	(113)
Other, net	5,591	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(218,109)	1,007	(21,490)	102,783	7,562
Net increase (decrease) in net assets	449,315	13,151	(14,934)	118,556	14,949

Beginning of Period	2,585,366	46,513	176,825	379,849	147,219
End of Period	$3,034,681	$59,664	$161,891	$498,405	$162,168

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Goldman Sachs Equity Income Fund - Class A	Goldman Sachs Government Income Fund - Class A	Goldman Sachs High Yield Fund - Class A	Goldman Sachs Income Builder Fund - Class A	Goldman Sachs International Equity ESG Fund - Class A
Operations:
Net investment income (loss)	$1,146	$18,392	$30,440	$3,442	$221
Net realized gain (loss) on security transactions	1,612	(25,833)	(33,096)	(602)	296
Net realized gain distributions	4,720	—	—	—	—
Net unrealized appreciation (depreciation) of investments	3,307	42,994	59,585	9,634	3,632
Net increase (decrease) in net assets resulting from operations	10,785	35,553	56,929	12,474	4,149

Unit transactions:
Purchases	19,165	100,507	71,042	33,858	10,960
Net transfers	172	262,768	17,304	105,195	5,823
Surrenders for benefit payments and fees	(6,885)	(299,344)	(194,215)	(1,597)	(841)
Contract maintenance charges	(122)	(499)	(350)	(156)	(34)
Other, net	(135)	206	559	(857)	(543)
Net increase (decrease) in net assets resulting from unit transactions	12,195	63,638	(105,660)	136,443	15,365
Net increase (decrease) in net assets	22,980	99,191	(48,731)	148,917	19,514

Beginning of Period	142,091	987,396	569,837	46,362	22,769
End of Period	$165,071	$1,086,587	$521,106	$195,279	$42,283

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Goldman Sachs Large Cap Core Fund - Class A	Goldman Sachs Large Cap Value Fund - Class A	Goldman Sachs Mid Cap Growth Fund - Class A	Goldman Sachs Mid Cap Value Fund - Class A	Goldman Sachs Satellite Strategies Portfolio - Class A
Operations:
Net investment income (loss)	$(76)	$1,712	$(5,811)	$9,170	$57
Net realized gain (loss) on security transactions	(5)	(829)	(13,163)	(42,856)	(2)
Net realized gain distributions	17	19,623	—	130,959	—
Net unrealized appreciation (depreciation) of investments	3,547	24,002	164,200	243,650	128
Net increase (decrease) in net assets resulting from operations	3,483	44,508	145,226	340,923	183

Unit transactions:
Purchases	—	46,607	84,719	173,696	—
Net transfers	3,846	(885)	372,523	(36,058)	(2)
Surrenders for benefit payments and fees	3	(20,425)	(493,614)	(503,568)	1
Contract maintenance charges	(5)	(255)	(276)	(1,391)	(2)
Other, net	—	40	935	9,771	—
Net increase (decrease) in net assets resulting from unit transactions	3,844	25,082	(35,713)	(357,550)	(3)
Net increase (decrease) in net assets	7,327	69,590	109,513	(16,627)	180

Beginning of Period	13,485	357,194	621,371	3,301,664	2,037
End of Period	$20,812	$426,784	$730,884	$3,285,037	$2,217

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Goldman Sachs Small Cap Value Fund - Class A	Goldman Sachs Small/Mid Cap Growth Fund - Class A	Goldman Sachs Strategic Growth Fund - Class A	Goldman Sachs U.S. Equity Insights Fund - Class A	Hartford Balanced HLS Fund - Class IA
Operations:
Net investment income (loss)	$17,275	$(2,467)	$(1,576)	$(9)	$75,914
Net realized gain (loss) on security transactions	(262,075)	(1,489)	(1,117)	90	(5,903)
Net realized gain distributions	176,704	—	10,045	4	168,242
Net unrealized appreciation (depreciation) of investments	536,074	30,877	46,452	8	552,986
Net increase (decrease) in net assets resulting from operations	467,978	26,921	53,804	93	791,239

Unit transactions:
Purchases	443,832	13,448	14,095	180	72,289
Net transfers	(21,239)	5,190	43,360	(73)	(4,386)
Surrenders for benefit payments and fees	(636,725)	(11,536)	(7,784)	—	(784,901)
Contract maintenance charges	(1,063)	(78)	(65)	(6)	(1,058)
Other, net	(3,769)	(190)	—	—	776
Net increase (decrease) in net assets resulting from unit transactions	(218,964)	6,834	49,606	101	(717,280)
Net increase (decrease) in net assets	249,014	33,755	103,410	194	73,959

Beginning of Period	4,693,394	203,765	128,027	15	6,082,157
End of Period	$4,942,408	$237,520	$231,437	$209	$6,156,116

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Hartford Balanced HLS Fund - Class IB	Hartford Balanced Income Fund - Class R4	Hartford Capital Appreciation Fund - Class R4	Hartford Capital Appreciation Fund - Class R5	Hartford Capital Appreciation HLS Fund - Class IA
Operations:
Net investment income (loss)	$1,143	$5,066	$(3,401)	$(13,853)	$45,005
Net realized gain (loss) on security transactions	(1,645)	(4,386)	409	62,339	(169,990)
Net realized gain distributions	4,711	—	—	—	255,881
Net unrealized appreciation (depreciation) of investments	16,089	10,047	111,576	882,150	2,504,771
Net increase (decrease) in net assets resulting from operations	20,298	10,727	108,584	930,636	2,635,667

Unit transactions:
Purchases	9,598	19,657	45,497	195,039	102,166
Net transfers	639	(16,008)	20,012	(280,692)	(76,923)
Surrenders for benefit payments and fees	(12,109)	(20,444)	(78,262)	(1,067,788)	(1,185,470)
Contract maintenance charges	(81)	(233)	(310)	(2,239)	(2,662)
Other, net	329	3,989	107	7,591	5,759
Net increase (decrease) in net assets resulting from unit transactions	(1,624)	(13,039)	(12,956)	(1,148,089)	(1,157,130)
Net increase (decrease) in net assets	18,674	(2,312)	95,628	(217,453)	1,478,537

Beginning of Period	152,265	206,191	608,834	5,610,795	14,239,629
End of Period	$170,939	$203,879	$704,462	$5,393,342	$15,718,166

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Hartford Checks and Balances Fund - Class R4	Hartford Conservative Allocation Fund - Class R4	Hartford Conservative Allocation Fund - Class R5	Hartford Disciplined Equity HLS Fund - Class IA	Hartford Disciplined Equity HLS Fund - Class IB
Operations:
Net investment income (loss)	$2,578	$3,261	$3,171	$3,375	$(12,071)
Net realized gain (loss) on security transactions	(2,111)	(686)	(657)	31,780	222,836
Net realized gain distributions	6,257	—	—	18,155	53,432
Net unrealized appreciation (depreciation) of investments	19,091	13,704	12,783	480,678	1,151,065
Net increase (decrease) in net assets resulting from operations	25,815	16,279	15,297	533,988	1,415,262

Unit transactions:
Purchases	28,292	15,996	30,357	173,427	378,296
Net transfers	(4,379)	(1)	—	(44,597)	40,700
Surrenders for benefit payments and fees	(24,730)	(2,012)	(63,580)	(329,431)	(1,831,228)
Contract maintenance charges	(113)	(154)	(260)	(1,049)	(3,370)
Other, net	2,322	—	1,552	1,045	(13,903)
Net increase (decrease) in net assets resulting from unit transactions	1,392	13,829	(31,931)	(200,605)	(1,429,505)
Net increase (decrease) in net assets	27,207	30,108	(16,634)	333,383	(14,243)

Beginning of Period	204,089	187,261	180,645	2,683,436	7,639,022
End of Period	$231,296	$217,369	$164,011	$3,016,819	$7,624,779

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Hartford Dividend and Growth Fund - Class R4	Hartford Dividend and Growth HLS Fund - Class IA	Hartford Dividend and Growth HLS Fund - Class IB	Hartford Equity Income Fund - Class R4	Hartford Global Impact Fund - Class R4
Operations:
Net investment income (loss)	$1,952	$251,295	$18,550	$6,528	$(82)
Net realized gain (loss) on security transactions	8,305	59,896	(14,978)	(2,533)	189
Net realized gain distributions	2,315	1,591,963	360,820	29,859	—
Net unrealized appreciation (depreciation) of investments	68,131	550,964	125,792	(892)	5,573
Net increase (decrease) in net assets resulting from operations	80,703	2,454,118	490,184	32,962	5,680

Unit transactions:
Purchases	49,325	165,862	223,792	54,406	6,565
Net transfers	71	(202,538)	90,364	40,269	8,289
Surrenders for benefit payments and fees	(50,413)	(1,894,317)	(565,601)	(56,594)	(1,176)
Contract maintenance charges	(210)	(2,351)	(2,353)	(299)	(34)
Other, net	(17)	(7,651)	7,123	1,680	(198)
Net increase (decrease) in net assets resulting from unit transactions	(1,244)	(1,940,995)	(246,675)	39,462	13,446
Net increase (decrease) in net assets	79,459	513,123	243,509	72,424	19,126

Beginning of Period	648,063	18,719,510	3,987,654	530,428	34,505
End of Period	$727,522	$19,232,633	$4,231,163	$602,852	$53,631

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Hartford Growth Allocation Fund - Class R4	Hartford Growth Allocation Fund - Class R5	Hartford Growth Opportunities Fund - Class R4	Hartford Healthcare Fund - Class R4	Hartford Healthcare HLS Fund - Class IA
Operations:
Net investment income (loss)	$1,435	$33,350	$(2,534)	$(2,423)	$(6,457)
Net realized gain (loss) on security transactions	(251)	(10,321)	(6,081)	4,062	(112,504)
Net realized gain distributions	—	—	—	—	29,605
Net unrealized appreciation (depreciation) of investments	23,594	335,153	92,693	4,584	158,240
Net increase (decrease) in net assets resulting from operations	24,778	358,182	84,078	6,223	68,884

Unit transactions:
Purchases	27,663	198,823	41,066	22,876	138,661
Net transfers	6,379	306,365	(3,365)	(12,501)	28,207
Surrenders for benefit payments and fees	(1,010)	(293,780)	(41,584)	(79,427)	(364,721)
Contract maintenance charges	(210)	(1,601)	(82)	(88)	(538)
Other, net	(10)	(216)	160	—	1,817
Net increase (decrease) in net assets resulting from unit transactions	32,812	209,591	(3,805)	(69,140)	(196,574)
Net increase (decrease) in net assets	57,590	567,773	80,273	(62,917)	(127,690)

Beginning of Period	160,320	2,451,789	214,983	290,983	2,378,008
End of Period	$217,910	$3,019,562	$295,256	$228,066	$2,250,318

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Hartford Healthcare HLS Fund - Class IB	Hartford High Yield Fund - Class R4	Hartford Inflation Plus Fund - Class R4	Hartford International Equity Fund - Class R4	Hartford International Opportunities Fund - Class R4
Operations:
Net investment income (loss)	$(4,301)	$5,737	$9,440	$1,565	$(220)
Net realized gain (loss) on security transactions	(63,973)	(2,785)	(8,645)	32,403	(2,279)
Net realized gain distributions	17,666	—	—	—	—
Net unrealized appreciation (depreciation) of investments	90,960	10,811	12,482	19,564	30,203
Net increase (decrease) in net assets resulting from operations	40,352	13,763	13,277	53,532	27,704

Unit transactions:
Purchases	96,473	24,374	44,221	38,109	37,845
Net transfers	25,548	2,172	14,833	(18,652)	(40,495)
Surrenders for benefit payments and fees	(172,453)	(23,609)	(70,244)	(306,604)	(108,229)
Contract maintenance charges	(477)	(28)	(159)	(281)	(192)
Other, net	(3,122)	1,941	—	(809)	1,949
Net increase (decrease) in net assets resulting from unit transactions	(54,031)	4,850	(11,349)	(288,237)	(109,122)
Net increase (decrease) in net assets	(13,679)	18,613	1,928	(234,705)	(81,418)

Beginning of Period	1,262,077	111,249	399,994	467,173	288,041
End of Period	$1,248,398	$129,862	$401,922	$232,468	$206,623

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Hartford International Opportunities HLS Fund - Class IA	Hartford International Opportunities HLS Fund - Class IB	Hartford Midcap Fund - Class R4	Hartford MidCap HLS Fund - Class IA	Hartford MidCap Value Fund - Class R4
Operations:
Net investment income (loss)	$3,239	$(421)	$(4,301)	$(11,631)	$(172)
Net realized gain (loss) on security transactions	(8,208)	(2,069)	(9,292)	(341,111)	223
Net realized gain distributions	—	—	8,646	546,106	4,493
Net unrealized appreciation (depreciation) of investments	88,027	28,891	58,427	872,619	6,154
Net increase (decrease) in net assets resulting from operations	83,058	26,401	53,480	1,065,983	10,698

Unit transactions:
Purchases	77,232	22,530	47,289	40,228	6,266
Net transfers	8,312	(6,180)	16,136	(166,323)	7,330
Surrenders for benefit payments and fees	(127,573)	(26,474)	(53,090)	(963,873)	(9,843)
Contract maintenance charges	(310)	(152)	(625)	(340)	(63)
Other, net	4,227	—	357	(2,685)	—
Net increase (decrease) in net assets resulting from unit transactions	(38,112)	(10,276)	10,067	(1,092,993)	3,690
Net increase (decrease) in net assets	44,946	16,125	63,547	(27,010)	14,388

Beginning of Period	778,911	267,127	404,180	7,888,662	68,682
End of Period	$823,857	$283,252	$467,727	$7,861,652	$83,070

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Hartford Moderate Allocation Fund - Class R4	Hartford Moderate Allocation Fund - Class R5	Hartford Small Cap Growth HLS Fund - Class IA	Hartford Small Cap Growth HLS Fund - Class IB	Hartford Small Company Fund - Class R4
Operations:
Net investment income (loss)	$7,092	$20,654	$(2,111)	$(2,371)	$(2,770)
Net realized gain (loss) on security transactions	(8,606)	(6,510)	(6,223)	(35,152)	(10,767)
Net realized gain distributions	—	—	—	—	—
Net unrealized appreciation (depreciation) of investments	69,841	139,944	57,891	67,417	54,152
Net increase (decrease) in net assets resulting from operations	68,327	154,088	49,557	29,894	40,615

Unit transactions:
Purchases	78,140	54,732	40,704	16,306	26,679
Net transfers	8,149	38,394	17,694	(5,317)	(9,830)
Surrenders for benefit payments and fees	(73,328)	(105,612)	(25,513)	(119,324)	(65,007)
Contract maintenance charges	(513)	(1,059)	(137)	(171)	(188)
Other, net	5,134	(3,193)	2,271	(196)	3,908
Net increase (decrease) in net assets resulting from unit transactions	17,582	(16,738)	35,019	(108,702)	(44,438)
Net increase (decrease) in net assets	85,909	137,350	84,576	(78,808)	(3,823)

Beginning of Period	598,449	1,292,323	264,287	273,398	294,549
End of Period	$684,358	$1,429,673	$348,863	$194,590	$290,726

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Hartford Small Company HLS Fund - Class IA	Hartford Small Company HLS Fund - Class IB	Hartford Stock HLS Fund - Class IA	Hartford Stock HLS Fund - Class IB	Hartford Total Return Bond Fund - Class R4
Operations:
Net investment income (loss)	$(7,915)	$(4,048)	$31,698	$1,675	$1,164
Net realized gain (loss) on security transactions	(132,314)	(19,496)	50,475	1,609	(1,315)
Net realized gain distributions	—	—	217,723	18,267	—
Net unrealized appreciation (depreciation) of investments	574,040	103,309	5,263	3,244	2,896
Net increase (decrease) in net assets resulting from operations	433,811	79,765	305,159	24,795	2,745

Unit transactions:
Purchases	15,851	56,370	16,614	11,137	16,185
Net transfers	84,467	(12,808)	40,155	7,434	2,457
Surrenders for benefit payments and fees	(368,289)	(34,998)	(204,273)	(10,909)	(7,763)
Contract maintenance charges	(550)	(364)	(197)	(42)	(102)
Other, net	(1,333)	2,141	(2,005)	—	(608)
Net increase (decrease) in net assets resulting from unit transactions	(269,854)	10,341	(149,706)	7,620	10,169
Net increase (decrease) in net assets	163,957	90,106	155,453	32,415	12,914

Beginning of Period	2,814,251	499,764	4,441,431	362,725	45,132
End of Period	$2,978,208	$589,870	$4,596,884	$395,140	$58,046

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Hartford Total Return Bond Fund - Class R5	Hartford Total Return Bond HLS Fund - Class IA	Hartford Total Return Bond HLS Fund - Class IB	Hartford Ultrashort Bond HLS Fund - Class IA	Hartford Ultrashort Bond HLS Fund - Class IB
Operations:
Net investment income (loss)	$1,594	$223,104	$42,311	$6,709	$2,948
Net realized gain (loss) on security transactions	(366)	(282,257)	(48,295)	1,772	2,223
Net realized gain distributions	—	—	—	—	—
Net unrealized appreciation (depreciation) of investments	1,897	508,789	107,209	36,725	69,591
Net increase (decrease) in net assets resulting from operations	3,125	449,636	101,225	45,206	74,762

Unit transactions:
Purchases	4,107	193,419	202,368	31,276	189,296
Net transfers	13,878	(40,043)	61,660	70,743	2,289,448
Surrenders for benefit payments and fees	(2,150)	(1,207,826)	(229,304)	(294,134)	(216,774)
Contract maintenance charges	(77)	(1,641)	(1,120)	(231)	(1,854)
Other, net	(250)	9,988	1,324	(432)	877
Net increase (decrease) in net assets resulting from unit transactions	15,508	(1,046,103)	34,928	(192,778)	2,260,993
Net increase (decrease) in net assets	18,633	(596,467)	136,153	(147,572)	2,335,755

Beginning of Period	42,095	7,729,231	1,677,922	1,130,230	1,464,973
End of Period	$60,728	$7,132,764	$1,814,075	$982,658	$3,800,728

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Hotchkis and Wiley Large Cap Value Fund - Class A	Invesco American Franchise Fund - Class A	Invesco Balanced-Risk Commodity Strategy Fund - Class A	Invesco Comstock Fund - Class A	Invesco Developing Markets Fund - Class A
Operations:
Net investment income (loss)	$4,520	$(4,141)	$163	$44,928	$(2,818)
Net realized gain (loss) on security transactions	21,087	5,945	(3,722)	56,180	(12,625)
Net realized gain distributions	47,721	—	56	230,940	—
Net unrealized appreciation (depreciation) of investments	10,048	227,209	(207)	69,586	190,693
Net increase (decrease) in net assets resulting from operations	83,376	229,013	(3,710)	401,634	175,250

Unit transactions:
Purchases	16,973	51,851	8,722	131,718	198,361
Net transfers	(24,017)	44,882	34,397	(19,029)	7,101
Surrenders for benefit payments and fees	(59,268)	(154,932)	(47,784)	(442,110)	(156,395)
Contract maintenance charges	(184)	(327)	(33)	(1,474)	(720)
Other, net	788	3,350	(1,554)	21,082	(2,255)
Net increase (decrease) in net assets resulting from unit transactions	(65,708)	(55,176)	(6,252)	(309,813)	46,092
Net increase (decrease) in net assets	17,668	173,837	(9,962)	91,821	221,342

Beginning of Period	545,884	570,428	23,706	3,607,828	1,668,886
End of Period	$563,552	$744,265	$13,744	$3,699,649	$1,890,228

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Invesco Developing Markets Fund - Class Y	Invesco Capital Appreciation Fund - Class A	Invesco Discovery Mid Cap Growth Fund - Class A	Invesco Diversified Dividend Fund - Investor Class	Invesco Dividend Income Fund - Class A
Operations:
Net investment income (loss)	$5,984	$(4,261)	$(8,973)	$5,607	$139
Net realized gain (loss) on security transactions	14,384	(26,346)	(12,794)	(9,911)	11
Net realized gain distributions	—	—	—	23,786	490
Net unrealized appreciation (depreciation) of investments	72,744	266,502	136,805	11,211	160
Net increase (decrease) in net assets resulting from operations	93,112	235,895	115,038	30,693	800

Unit transactions:
Purchases	1,902	38,309	81,324	38,506	2,308
Net transfers	5,498	23,603	(22,487)	12,584	—
Surrenders for benefit payments and fees	(161,352)	(271,667)	(96,359)	(122,767)	1
Contract maintenance charges	(35)	(158)	(479)	(162)	(14)
Other, net	(951)	(382)	485	5,337	—
Net increase (decrease) in net assets resulting from unit transactions	(154,938)	(210,295)	(37,516)	(66,502)	2,295
Net increase (decrease) in net assets	(61,826)	25,600	77,522	(35,809)	3,095

Beginning of Period	805,602	778,404	990,870	461,284	11,215
End of Period	$743,776	$804,004	$1,068,392	$425,475	$14,310

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Invesco Equity and Income Fund - Class A	Invesco EQV Emerging Markets All Cap Fund - Class A	Invesco EQV Emerging Markets All Cap Fund - Class Y	Invesco EQV European Equity Fund - Class A	Invesco Global Core Equity Fund - Class A
Operations:
Net investment income (loss)	$172,148	$1,000	$38,861	$2,752	$(434)
Net realized gain (loss) on security transactions	(25,969)	(10,248)	(108,622)	(2,589)	(143)
Net realized gain distributions	515,858	—	—	2,850	1,278
Net unrealized appreciation (depreciation) of investments	319,746	30,534	262,759	42,458	9,326
Net increase (decrease) in net assets resulting from operations	981,783	21,286	192,998	45,471	10,027

Unit transactions:
Purchases	393,318	32,862	181,515	12,086	5,884
Net transfers	(207,789)	(59,530)	(33,613)	(6)	(476)
Surrenders for benefit payments and fees	(1,012,650)	(44,702)	(356,959)	(34,726)	(3,082)
Contract maintenance charges	(3,641)	(134)	—	(70)	(17)
Other, net	14,896	162	239	(783)	—
Net increase (decrease) in net assets resulting from unit transactions	(815,866)	(71,342)	(208,818)	(23,499)	2,309
Net increase (decrease) in net assets	165,917	(50,056)	(15,820)	21,972	12,336

Beginning of Period	10,882,579	313,345	2,215,789	247,785	47,580
End of Period	$11,048,496	$263,289	$2,199,969	$269,757	$59,916

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Invesco Global Fund - Class A	Invesco Global Opportunities Fund - Class A	Invesco Global Strategic Income Fund - Class A	Invesco Gold & Special Minerals Fund - Class A	Invesco Growth and Income Fund - Class A
Operations:
Net investment income (loss)	$(18,745)	$(482)	$11,319	$790	$15,011
Net realized gain (loss) on security transactions	(13,677)	(6,210)	(19,482)	15,115	(50,303)
Net realized gain distributions	541,416	—	—	—	198,802
Net unrealized appreciation (depreciation) of investments	939,987	25,498	27,684	64,681	38,540
Net increase (decrease) in net assets resulting from operations	1,448,981	18,806	19,521	80,586	202,050

Unit transactions:
Purchases	244,481	14,442	22,775	110,487	204,371
Net transfers	(278,902)	(6,427)	(35,555)	347,531	(37,957)
Surrenders for benefit payments and fees	(408,643)	(1,247)	(56,422)	(109,782)	(393,070)
Contract maintenance charges	(1,484)	—	(85)	(623)	(915)
Other, net	344	—	(296)	(3,839)	21,166
Net increase (decrease) in net assets resulting from unit transactions	(444,204)	6,768	(69,583)	343,774	(206,405)
Net increase (decrease) in net assets	1,004,777	25,574	(50,062)	424,360	(4,355)

Beginning of Period	4,545,187	111,377	304,841	1,231,715	1,915,794
End of Period	$5,549,964	$136,951	$254,779	$1,656,075	$1,911,439

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Invesco International Bond Fund - Class A	Invesco International Diversified Fund - Class A	Invesco Main Street All Cap Fund® - Class A	Invesco Main Street Fund® - Class A	Invesco Main Street Mid Cap Fund® - Class A
Operations:
Net investment income (loss)	$104,787	$(1,888)	$(5,544)	$(3,430)	$(16,415)
Net realized gain (loss) on security transactions	(154,105)	(20,833)	8,065	266	(10,679)
Net realized gain distributions	—	—	48,888	27,305	—
Net unrealized appreciation (depreciation) of investments	247,681	47,809	212,159	54,716	355,339
Net increase (decrease) in net assets resulting from operations	198,363	25,088	263,568	78,857	328,245

Unit transactions:
Purchases	216,236	68,236	100,629	49,189	205,848
Net transfers	100,876	(35,730)	(19,137)	(23,821)	(12,875)
Surrenders for benefit payments and fees	(462,427)	(69,004)	(65,966)	(59,112)	(410,345)
Contract maintenance charges	(915)	(226)	(451)	(216)	(940)
Other, net	(2,061)	(403)	4,325	(10,135)	(382)
Net increase (decrease) in net assets resulting from unit transactions	(148,291)	(37,127)	19,400	(44,095)	(218,694)
Net increase (decrease) in net assets	50,072	(12,039)	282,968	34,762	109,551

Beginning of Period	2,776,527	222,980	1,037,503	371,410	2,468,952
End of Period	$2,826,599	$210,941	$1,320,471	$406,172	$2,578,503

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Invesco Oppenheimer International Growth Fund - Class A	Invesco Quality Income Fund - Class A	Invesco Real Estate Fund - Class A	Invesco Real Estate Fund - Class R5	Invesco Rising Dividends Fund - Class A
Operations:
Net investment income (loss)	$(1,036)	$42	$41,944	$17,140	$(34)
Net realized gain (loss) on security transactions	(19,887)	(1)	(203,307)	(30,258)	270
Net realized gain distributions	56,313	—	32,403	8,103	748
Net unrealized appreciation (depreciation) of investments	63,719	31	328,052	64,510	885
Net increase (decrease) in net assets resulting from operations	99,109	72	199,092	59,495	1,869

Unit transactions:
Purchases	86,917	325	308,679	1,882	1,936
Net transfers	(6,551)	(1)	(127,105)	(2,083)	(561)
Surrenders for benefit payments and fees	(161,484)	(1)	(492,461)	(84,939)	(2,178)
Contract maintenance charges	(378)	(1)	(2,099)	(36)	(15)
Other, net	(1,007)	—	(755)	287	—
Net increase (decrease) in net assets resulting from unit transactions	(82,503)	322	(313,741)	(84,889)	(818)
Net increase (decrease) in net assets	16,606	394	(114,649)	(25,394)	1,051

Beginning of Period	542,598	1,411	2,899,256	716,936	10,963
End of Period	$559,204	$1,805	$2,784,607	$691,542	$12,014

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Invesco Small Cap Equity Fund - Class A	Invesco Small Cap Growth Fund - Class A	Invesco Small Cap Growth Fund - Investor Class	Invesco Small Cap Value Fund - Class A	Invesco Technology Fund - Investor Class
Operations:
Net investment income (loss)	$(2,000)	$(19,374)	$(4,535)	$(2,970)	$(7,411)
Net realized gain (loss) on security transactions	(17,897)	(318,212)	(56,050)	28,060	(25,263)
Net realized gain distributions	595	—	—	40,398	9,260
Net unrealized appreciation (depreciation) of investments	46,065	632,007	146,797	105,909	406,199
Net increase (decrease) in net assets resulting from operations	26,763	294,421	86,212	171,397	382,785

Unit transactions:
Purchases	34,543	311,962	54,832	52,324	112,136
Net transfers	3,472	(52,995)	(36,949)	73,577	9,475
Surrenders for benefit payments and fees	(200,497)	(670,316)	(97,642)	(128,062)	(177,593)
Contract maintenance charges	(201)	(1,063)	(260)	(467)	(261)
Other, net	1,076	1,300	4,107	661	2,504
Net increase (decrease) in net assets resulting from unit transactions	(161,607)	(411,112)	(75,912)	(1,967)	(53,739)
Net increase (decrease) in net assets	(134,844)	(116,691)	10,300	169,430	329,046

Beginning of Period	284,922	2,711,967	757,598	788,905	851,066
End of Period	$150,078	$2,595,276	$767,898	$958,335	$1,180,112

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Invesco V.I. Diversified Dividend Fund - Series I	Invesco V.I. Small Cap Equity Fund - Series I	Invesco V.I. Technology Fund - Series I	Invesco Value Opportunities Fund - Class A (9)	Janus Henderson Balanced Fund - Class S
Operations:
Net investment income (loss)	$303	$(773)	$(83)	$(2,612)	$38,098
Net realized gain (loss) on security transactions	9	(334)	(869)	(12,073)	23,603
Net realized gain distributions	1,899	2,117	—	7,701	—
Net unrealized appreciation (depreciation) of investments	(360)	15,548	5,431	25,978	281,884
Net increase (decrease) in net assets resulting from operations	1,851	16,558	4,479	18,994	343,585

Unit transactions:
Purchases	—	668	—	23,775	414,750
Net transfers	1	9,195	(1,499)	418,866	(35,929)
Surrenders for benefit payments and fees	—	(2,107)	(668)	(102,538)	(639,827)
Contract maintenance charges	—	—	—	(209)	(606)
Other, net	—	—	—	(91)	97,723
Net increase (decrease) in net assets resulting from unit transactions	1	7,756	(2,167)	339,803	(163,889)
Net increase (decrease) in net assets	1,852	24,314	2,312	358,797	179,696

Beginning of Period	22,334	97,240	10,753	22,573	2,513,681
End of Period	$24,186	$121,554	$13,065	$381,370	$2,693,377

(9) Invesco American Value Fund was acquired by Invesco Value Opportunities Fund effective February 10, 2023.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Janus Henderson Balanced Portfolio - Institutional Shares	Janus Henderson Enterprise Fund - Class S	Janus Henderson Enterprise Portfolio - Institutional Shares	Janus Henderson Forty Fund - Class S	Janus Henderson Forty Portfolio - Institutional Shares
Operations:
Net investment income (loss)	$2,015	$(14,357)	$(403)	$(42,484)	$(15,964)
Net realized gain (loss) on security transactions	3,910	5,084	87	129,965	(6,483)
Net realized gain distributions	—	129,263	5,744	674,348	—
Net unrealized appreciation (depreciation) of investments	13,596	129,165	6,694	1,580,003	1,059,073
Net increase (decrease) in net assets resulting from operations	19,521	249,155	12,122	2,341,832	1,036,626

Unit transactions:
Purchases	—	172,917	—	346,924	345
Net transfers	2	5,898	34,459	(146,094)	55,421
Surrenders for benefit payments and fees	(15,907)	(170,887)	(3,810)	(963,304)	(60,072)
Contract maintenance charges	—	(835)	—	(2,526)	—
Other, net	—	(245)	—	3,485	—
Net increase (decrease) in net assets resulting from unit transactions	(15,905)	6,848	30,649	(761,515)	(4,306)
Net increase (decrease) in net assets	3,616	256,003	42,771	1,580,317	1,032,320

Beginning of Period	142,768	1,510,009	45,493	6,406,285	2,676,065
End of Period	$146,384	$1,766,012	$88,264	$7,986,602	$3,708,385

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Janus Henderson Global Research Fund - Class S	Janus Henderson Global Research Portfolio - Institutional Shares	Janus Henderson Mid Cap Value Fund - Class S	Janus Henderson Overseas Fund - Class S	Janus Henderson Overseas Portfolio - Institutional Shares
Operations:
Net investment income (loss)	$(81)	$615	$1,220	$6,851	$1,255
Net realized gain (loss) on security transactions	1,705	9,026	(59,905)	92,527	268
Net realized gain distributions	7,528	7,532	56,128	—	—
Net unrealized appreciation (depreciation) of investments	30,649	46,476	69,799	61,462	12,795
Net increase (decrease) in net assets resulting from operations	39,801	63,649	67,242	160,840	14,318

Unit transactions:
Purchases	4,238	165	55,292	136,293	—
Net transfers	9,804	(28,660)	4,986	(47,255)	—
Surrenders for benefit payments and fees	(8,263)	(6,578)	(917,623)	(261,698)	(2,155)
Contract maintenance charges	(40)	—	(303)	(951)	—
Other, net	—	—	(1,610)	(66)	—
Net increase (decrease) in net assets resulting from unit transactions	5,739	(35,073)	(859,258)	(173,677)	(2,155)
Net increase (decrease) in net assets	45,540	28,576	(792,016)	(12,837)	12,163

Beginning of Period	153,702	267,482	1,060,213	1,714,883	143,517
End of Period	$199,242	$296,058	$268,197	$1,702,046	$155,680

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	John Hancock New Opportunities Fund - Class A	JPMorgan Core Bond Fund - Class A	JPMorgan Large Cap Growth Fund - Class A	JPMorgan Mid Cap Growth - Class R3	JPMorgan Small Cap Equity Fund - Class A
Operations:
Net investment income (loss)	$(2,954)	$47,565	$(1,755)	$—	$(192)
Net realized gain (loss) on security transactions	(236)	(85,203)	(9,575)	(15,024)	(817)
Net realized gain distributions	15,856	—	—	—	2,280
Net unrealized appreciation (depreciation) of investments	30,130	117,461	61,943	339,586	4,528
Net increase (decrease) in net assets resulting from operations	42,796	79,823	50,613	324,562	5,799

Unit transactions:
Purchases	11,250	181,394	1,157	2,947	17,002
Net transfers	(22)	139,328	(14,438)	5,460	11,901
Surrenders for benefit payments and fees	(50,096)	(659,113)	(1)	(169,843)	(1,460)
Contract maintenance charges	(370)	(543)	(9)	(61)	(85)
Other, net	970	(666)	—	(1,474)	—
Net increase (decrease) in net assets resulting from unit transactions	(38,268)	(339,600)	(13,291)	(162,971)	27,358
Net increase (decrease) in net assets	4,528	(259,777)	37,322	161,591	33,157

Beginning of Period	335,660	1,546,818	161,894	1,496,093	25,823
End of Period	$340,188	$1,287,041	$199,216	$1,657,684	$58,980

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	JPMorgan Small Cap Growth Fund - Class A	JPMorgan Small Cap Value Fund - Class A	JPMorgan SmartRetirement® 2020 Fund - Class A	JPMorgan SmartRetirement® 2025 Fund - Class A	JPMorgan SmartRetirement® 2030 Fund - Class A
Operations:
Net investment income (loss)	$(10,618)	$5,623	$51,817	$90,809	$76,362
Net realized gain (loss) on security transactions	(86,641)	(9,440)	(98,824)	(633,181)	(484,907)
Net realized gain distributions	—	672	—	—	—
Net unrealized appreciation (depreciation) of investments	195,093	53,605	270,655	1,210,669	1,129,372
Net increase (decrease) in net assets resulting from operations	97,834	50,460	223,648	668,297	720,827

Unit transactions:
Purchases	85,306	33,033	156,261	673,852	967,676
Net transfers	(58,840)	(3,773)	(53,875)	1,105,040	(279,494)
Surrenders for benefit payments and fees	(177,388)	(40,294)	(326,459)	(4,333,698)	(2,236,303)
Contract maintenance charges	(351)	(81)	(953)	(1,512)	(1,517)
Other, net	3,418	—	2,239	(25,094)	4,519
Net increase (decrease) in net assets resulting from unit transactions	(147,855)	(11,115)	(222,787)	(2,581,412)	(1,545,119)
Net increase (decrease) in net assets	(50,021)	39,345	861	(1,913,115)	(824,292)

Beginning of Period	946,548	422,742	2,251,740	6,676,106	5,844,782
End of Period	$896,527	$462,087	$2,252,601	$4,762,991	$5,020,490

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	JPMorgan SmartRetirement® 2035 Fund - Class A	JPMorgan SmartRetirement® 2040 Fund - Class A	JPMorgan SmartRetirement® 2045 Fund - Class A	JPMorgan SmartRetirement® 2050 Fund - Class A	JPMorgan SmartRetirement® 2055 Fund - Class A
Operations:
Net investment income (loss)	$49,348	$42,106	$20,260	$29,696	$12,036
Net realized gain (loss) on security transactions	(300,568)	(374,952)	(189,461)	(159,382)	(67,699)
Net realized gain distributions	—	—	—	—	—
Net unrealized appreciation (depreciation) of investments	937,448	1,136,330	713,231	746,563	368,330
Net increase (decrease) in net assets resulting from operations	686,228	803,484	544,030	616,877	312,667

Unit transactions:
Purchases	617,055	827,552	486,453	662,031	498,144
Net transfers	(311,606)	16,930	(2,531)	(146,100)	3,110
Surrenders for benefit payments and fees	(1,919,112)	(2,753,202)	(1,313,084)	(981,862)	(949,056)
Contract maintenance charges	(2,073)	(2,113)	(2,023)	(2,324)	(1,954)
Other, net	23,246	14,169	11,763	4,021	7,093
Net increase (decrease) in net assets resulting from unit transactions	(1,592,490)	(1,896,664)	(819,422)	(464,234)	(442,663)
Net increase (decrease) in net assets	(906,262)	(1,093,180)	(275,392)	152,643	(129,996)

Beginning of Period	5,124,683	5,341,443	3,339,855	3,486,466	1,813,180
End of Period	$4,218,421	$4,248,263	$3,064,463	$3,639,109	$1,683,184

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	JPMorgan SmartRetirement® 2060 Fund - Class A	JPMorgan SmartRetirement® Income Fund - Class A	JPMorgan U.S. Equity Fund - Class A	JPMorgan U.S. Government Money Market Fund - Reserve Class	Keeley Small Cap Dividend Value Fund - Class A
Operations:
Net investment income (loss)	$277	$8,293	$(688)	$16,719	$13,275
Net realized gain (loss) on security transactions	2	(38,591)	14,918	—	(3,311)
Net realized gain distributions	—	—	7,705	—	13,508
Net unrealized appreciation (depreciation) of investments	2,225	74,251	132,584	—	27,119
Net increase (decrease) in net assets resulting from operations	2,504	43,953	154,519	16,719	50,591

Unit transactions:
Purchases	15,225	40,850	95,402	27,627	16,601
Net transfers	—	(25,611)	(70,475)	(74)	(32,557)
Surrenders for benefit payments and fees	—	(186,030)	(155,583)	(101,812)	(51,881)
Contract maintenance charges	(36)	126	(333)	(745)	(406)
Other, net	—	(583)	1,990	3,463	270
Net increase (decrease) in net assets resulting from unit transactions	15,189	(171,248)	(128,999)	(71,541)	(67,973)
Net increase (decrease) in net assets	17,693	(127,295)	25,520	(54,822)	(17,382)

Beginning of Period	5,867	497,353	691,003	519,986	567,082
End of Period	$23,560	$370,058	$716,523	$465,164	$549,700

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	LKCM Aquinas Catholic Equity Fund	Loomis Sayles Bond Fund - Class ADM	Loomis Sayles Bond Fund - Retail Class	Lord Abbett Affiliated Fund - Class A	Lord Abbett Affiliated Fund - Class P
Operations:
Net investment income (loss)	$(641)	$6,904	$640	$2,485	$387
Net realized gain (loss) on security transactions	(25)	(8,158)	—	1,566	2,218
Net realized gain distributions	5,419	—	—	—	—
Net unrealized appreciation (depreciation) of investments	27,530	13,100	1,771	24,428	3,264
Net increase (decrease) in net assets resulting from operations	32,283	11,846	2,411	28,479	5,869

Unit transactions:
Purchases	17,320	20,550	—	21,781	853
Net transfers	—	3,661	84,921	467	—
Surrenders for benefit payments and fees	—	(49,466)	—	(59,772)	(22,233)
Contract maintenance charges	—	(70)	—	(284)	(58)
Other, net	—	—	—	4	—
Net increase (decrease) in net assets resulting from unit transactions	17,320	(25,325)	84,921	(37,804)	(21,438)
Net increase (decrease) in net assets	49,603	(13,479)	87,332	(9,325)	(15,569)

Beginning of Period	244,916	192,388	—	338,204	86,491
End of Period	$294,519	$178,909	$87,332	$328,879	$70,922

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Lord Abbett Bond Debenture Fund - Class A	Lord Abbett Bond-Debenture Fund - Class P	Lord Abbett Developing Growth Fund - Class A	Lord Abbett Developing Growth Fund - Class P	Lord Abbett Dividend Growth Fund - Class A
Operations:
Net investment income (loss)	$73,232	$2,562	$(5,979)	$(21)	$(459)
Net realized gain (loss) on security transactions	(42,476)	(1,302)	(69,129)	(10)	7,018
Net realized gain distributions	—	—	—	—	762
Net unrealized appreciation (depreciation) of investments	63,611	1,998	120,644	197	14,234
Net increase (decrease) in net assets resulting from operations	94,367	3,258	45,536	166	21,555

Unit transactions:
Purchases	83,264	2,300	83,372	—	17,688
Net transfers	(37,022)	15	(11,743)	—	360
Surrenders for benefit payments and fees	(165,098)	(7,825)	(113,108)	—	(112,641)
Contract maintenance charges	(591)	(16)	(349)	(9)	(207)
Other, net	(60)	—	2,074	—	(872)
Net increase (decrease) in net assets resulting from unit transactions	(119,507)	(5,526)	(39,754)	(9)	(95,672)
Net increase (decrease) in net assets	(25,140)	(2,268)	5,782	157	(74,117)

Beginning of Period	1,632,689	60,637	621,169	2,321	210,816
End of Period	$1,607,549	$58,369	$626,951	$2,478	$136,699

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Lord Abbett Dividend Growth Fund - Class P	Lord Abbett Fundamental Equity Fund - Class A	Lord Abbett Fundamental Equity Fund - Class P	Lord Abbett Growth Opportunities Fund - Class A	Lord Abbett International Equity Fund - Class A
Operations:
Net investment income (loss)	$(275)	$6,484	$(25)	$(2,210)	$5,101
Net realized gain (loss) on security transactions	2,219	64,792	(116)	(1,659)	(1,701)
Net realized gain distributions	295	—	—	—	—
Net unrealized appreciation (depreciation) of investments	4,656	167,992	1,848	22,315	39,762
Net increase (decrease) in net assets resulting from operations	6,895	239,268	1,707	18,446	43,162

Unit transactions:
Purchases	6,981	101,112	413	17,129	34,142
Net transfers	—	(22,264)	—	1,796	(23,628)
Surrenders for benefit payments and fees	(13,703)	(1,283,149)	(3,354)	(6,571)	(43,261)
Contract maintenance charges	(14)	(735)	(22)	(98)	(65)
Other, net	—	(2,552)	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(6,736)	(1,207,588)	(2,963)	12,256	(32,812)
Net increase (decrease) in net assets	159	(968,320)	(1,256)	30,702	10,350

Beginning of Period	53,217	2,192,215	15,791	186,622	371,061
End of Period	$53,376	$1,223,895	$14,535	$217,324	$381,411

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Lord Abbett Total Return Fund - Class A	Lord Abbett Value Opportunities Fund - Class A	Lord Abbett Value Opportunities Fund - Class P	Massachusetts Investors Growth Stock Fund - Class A	Massachusetts Investors Growth Stock Fund - Initial Class
Operations:
Net investment income (loss)	$279,231	$(15,436)	$(3,394)	$4,598	$(177)
Net realized gain (loss) on security transactions	(130,783)	(76,389)	(10,048)	29,790	36
Net realized gain distributions	—	28,275	6,364	83,060	2,297
Net unrealized appreciation (depreciation) of investments	238,103	366,735	76,341	335,381	7,145
Net increase (decrease) in net assets resulting from operations	386,551	303,185	69,263	452,829	9,301

Unit transactions:
Purchases	452,733	151,062	15,662	20,591	—
Net transfers	258,091	(34,507)	(1,430)	19,032	—
Surrenders for benefit payments and fees	(617,396)	(340,495)	(81,075)	(107,406)	(953)
Contract maintenance charges	(328)	(809)	(166)	(167)	—
Other, net	(9,167)	(3,679)	(119)	2,465	—
Net increase (decrease) in net assets resulting from unit transactions	83,933	(228,428)	(67,128)	(65,485)	(953)
Net increase (decrease) in net assets	470,484	74,757	2,135	387,344	8,348

Beginning of Period	6,243,262	2,057,803	466,800	1,953,113	40,790
End of Period	$6,713,746	$2,132,560	$468,935	$2,340,457	$49,138

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Massachusetts Investors Trust - Class R3	MassMutual 80/20 Allocation Fund - Class R4 (4)	MassMutual Blue Chip Growth Fund - Class R4	MassMutual Blue Chip Growth Fund - Class R5	MassMutual Equity Opportunities Fund - Class R5
Operations:
Net investment income (loss)	$2,476	$22	$(30)	$(5)	$24,484
Net realized gain (loss) on security transactions	8,129	2	(9,134)	(1,054,949)	(13,200)
Net realized gain distributions	68,149	74	4,643	7,061,465	66,794
Net unrealized appreciation (depreciation) of investments	43,863	94	15,376	7,600,206	138,883
Net increase (decrease) in net assets resulting from operations	122,617	192	10,855	13,606,717	216,961

Unit transactions:
Purchases	78,461	89	6,242	760,070	130,969
Net transfers	(9,625)	2,408	23,223	(648,348)	203,295
Surrenders for benefit payments and fees	(160,047)	—	(19,948)	(4,444,012)	(379,723)
Contract maintenance charges	(161)	(4)	(25)	(1,013)	—
Other, net	690	—	—	(15,374)	(3,078)
Net increase (decrease) in net assets resulting from unit transactions	(90,682)	2,493	9,492	(4,348,677)	(48,537)
Net increase (decrease) in net assets	31,935	2,685	20,347	9,258,040	168,424

Beginning of Period	703,534	—	25,133	28,261,546	1,966,558
End of Period	$735,469	$2,685	$45,480	$37,519,586	$2,134,982

(4) The Sub-Account commenced operations on August 25, 2023.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	MassMutual Global Fund - Class R5	MassMutual High Yield Fund - Class R5	MassMutual International Equity Fund - Class R4 (11)	MassMutual Mid Cap Growth Fund - Class R4	MassMutual Mid Cap Growth Fund - Class R5
Operations:
Net investment income (loss)	$—	$137,890	$15	$(1,058)	$—
Net realized gain (loss) on security transactions	(8,698)	(29,221)	—	(9,049)	(72,372)
Net realized gain distributions	11,961	—	15	10,164	70,713
Net unrealized appreciation (depreciation) of investments	10,152	153,195	69	23,418	221,222
Net increase (decrease) in net assets resulting from operations	13,415	261,864	99	23,475	219,563

Unit transactions:
Purchases	13,092	156,245	218	21,426	135,867
Net transfers	(12,741)	35,228	3,394	2,729	149,576
Surrenders for benefit payments and fees	—	(239,983)	—	(40,663)	(200,177)
Contract maintenance charges	—	—	—	(120)	—
Other, net	—	479	—	612	(439)
Net increase (decrease) in net assets resulting from unit transactions	351	(48,031)	3,612	(16,016)	84,827
Net increase (decrease) in net assets	13,766	213,833	3,711	7,459	304,390

Beginning of Period	43,026	2,056,018	—	138,718	1,093,062
End of Period	$56,792	$2,269,851	$3,711	$146,177	$1,397,452

(11) The Sub-Account commenced operations on October 11, 2023.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	MassMutual Overseas Fund - Class R4	MassMutual RetireSMART℠ by JPMorgan 2020 Fund - Class R4	MassMutual RetireSMART℠ by JPMorgan 2025 Fund - Class R4	MassMutual RetireSMART℠ by JPMorgan 2030 Fund - Class R4	MassMutual RetireSMART℠ by JPMorgan 2035 Fund - Class R4
Operations:
Net investment income (loss)	$75	$8,105	$26,335	$27,858	$22,486
Net realized gain (loss) on security transactions	(8)	(82,079)	(207,382)	(69,223)	(82,106)
Net realized gain distributions	233	—	—	—	55,018
Net unrealized appreciation (depreciation) of investments	2,788	121,941	358,703	241,790	262,605
Net increase (decrease) in net assets resulting from operations	3,088	47,967	177,656	200,425	258,003

Unit transactions:
Purchases	3,830	60,738	187,456	172,863	230,840
Net transfers	(439)	—	(313,762)	6,549	29,975
Surrenders for benefit payments and fees	(2,009)	(311,811)	(688,502)	(461,574)	(543,739)
Contract maintenance charges	—	(240)	(182)	(611)	(381)
Other, net	—	—	(7,450)	29,789	5,656
Net increase (decrease) in net assets resulting from unit transactions	1,382	(251,313)	(822,440)	(252,984)	(277,649)
Net increase (decrease) in net assets	4,470	(203,346)	(644,784)	(52,559)	(19,646)

Beginning of Period	17,367	576,678	1,948,747	1,584,312	1,687,551
End of Period	$21,837	$373,332	$1,303,963	$1,531,753	$1,667,905

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	MassMutual RetireSMART℠ by JPMorgan 2040 Fund - Class R4	MassMutual RetireSMART℠ by JPMorgan 2045 Fund - Class R4	MassMutual RetireSMART℠ by JPMorgan 2050 Fund - Class R4	MassMutual RetireSMART℠ by JPMorgan 2055 Fund - Class R4	MassMutual RetireSMART℠ by JPMorgan in Retirement Fund - Class R4
Operations:
Net investment income (loss)	$39,885	$6,747	$4,563	$850	$8,357
Net realized gain (loss) on security transactions	(94,770)	(94,500)	(78,523)	(61,851)	(7,553)
Net realized gain distributions	—	55,570	8,375	16,254	—
Net unrealized appreciation (depreciation) of investments	477,669	253,705	187,703	127,847	33,317
Net increase (decrease) in net assets resulting from operations	422,784	221,522	122,118	83,100	34,121

Unit transactions:
Purchases	284,857	253,785	130,928	124,509	26,820
Net transfers	(109,836)	50,752	46,260	7,162	(4)
Surrenders for benefit payments and fees	(290,181)	(589,348)	(423,489)	(378,922)	(50,931)
Contract maintenance charges	(793)	(946)	(435)	(484)	(42)
Other, net	4,249	(3,441)	399	18,531	—
Net increase (decrease) in net assets resulting from unit transactions	(111,704)	(289,198)	(246,337)	(229,204)	(24,157)
Net increase (decrease) in net assets	311,080	(67,676)	(124,219)	(146,104)	9,964

Beginning of Period	2,504,939	1,277,612	762,658	513,922	320,800
End of Period	$2,816,019	$1,209,936	$638,439	$367,818	$330,764

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	MassMutual RetireSMART℠ by JPMorgan 2060 Fund - Class R4	MassMutual Select T. Rowe Price Retirement 2020 Fund - Class M3	MassMutual Select T. Rowe Price Retirement 2025 Fund - Class M3	MassMutual Select T. Rowe Price Retirement 2030 Fund - Class M3	MassMutual Select T. Rowe Price Retirement 2035 Fund - Class M3
Operations:
Net investment income (loss)	$1,022	$702	$15	$3,915	$1,281
Net realized gain (loss) on security transactions	(743)	(97)	(2)	(3)	77
Net realized gain distributions	4,128	4,155	67	17,371	14,062
Net unrealized appreciation (depreciation) of investments	8,164	10,763	115	(4,361)	4,548
Net increase (decrease) in net assets resulting from operations	12,571	15,523	195	16,922	19,968

Unit transactions:
Purchases	30,663	12,456	1,780	2,154	9,421
Net transfers	(895)	1	—	273,009	173,497
Surrenders for benefit payments and fees	(7,123)	—	—	—	(3,457)
Contract maintenance charges	(67)	—	(10)	(33)	(27)
Other, net	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	22,578	12,457	1,770	275,130	179,434
Net increase (decrease) in net assets	35,149	27,980	1,965	292,052	199,402

Beginning of Period	58,477	125,956	1,384	5,710	21,295
End of Period	$93,626	$153,936	$3,349	$297,762	$220,697

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	MassMutual Select T. Rowe Price Retirement 2040 Fund - Class M3	MassMutual Select T. Rowe Price Retirement 2045 Fund - Class M3	MassMutual Select T. Rowe Price Retirement 2050 Fund - Class M3	MassMutual Select T. Rowe Price Retirement 2055 Fund - Class M3 (13)	MassMutual Select T. Rowe Price Retirement 2060 Fund - Class M3
Operations:
Net investment income (loss)	$322	$7	$6	$95	$77
Net realized gain (loss) on security transactions	16	4	(406)	(2)	(1,719)
Net realized gain distributions	7,651	689	7,650	1,916	1,192
Net unrealized appreciation (depreciation) of investments	5,476	688	8,871	(158)	3,138
Net increase (decrease) in net assets resulting from operations	13,465	1,388	16,121	1,851	2,688

Unit transactions:
Purchases	13,459	2,857	14,474	3,988	6,416
Net transfers	75,256	1	35,786	24,601	15,075
Surrenders for benefit payments and fees	2	—	(4,867)	—	(9,050)
Contract maintenance charges	(87)	(40)	(155)	(5)	(13)
Other, net	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	88,630	2,818	45,238	28,584	12,428
Net increase (decrease) in net assets	102,095	4,206	61,359	30,435	15,116

Beginning of Period	29,780	6,305	60,994	—	8,759
End of Period	$131,875	$10,511	$122,353	$30,435	$23,875

(13) The Sub-Account commenced operations on June 15, 2023.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	MassMutual Small Cap Growth Equity Fund - Class R4	MassMutual Small Cap Opportunities Fund - Class R4	MassMutual Small Cap Opportunities Fund - Class R5	MassMutual Strategic Bond Fund - Class R4	MassMutual Strategic Bond Fund - Class R5
Operations:
Net investment income (loss)	$(130)	$(722)	$966	$7,939	$121,043
Net realized gain (loss) on security transactions	(85,442)	(3,361)	1,458	(11,215)	(86,144)
Net realized gain distributions	—	19,077	17,762	—	—
Net unrealized appreciation (depreciation) of investments	435,003	47,192	42,974	15,640	145,236
Net increase (decrease) in net assets resulting from operations	349,431	62,186	63,160	12,364	180,135

Unit transactions:
Purchases	4,720	34,211	43,212	15,121	286,074
Net transfers	(4,937)	2,313	31,099	(6,160)	49,607
Surrenders for benefit payments and fees	(265,826)	(54,672)	(73,936)	(39,541)	(365,831)
Contract maintenance charges	(55)	(109)	—	(20)	—
Other, net	(405)	91	—	1,195	5,780
Net increase (decrease) in net assets resulting from unit transactions	(266,503)	(18,166)	375	(29,405)	(24,370)
Net increase (decrease) in net assets	82,928	44,020	63,535	(17,041)	155,765

Beginning of Period	2,246,404	379,334	357,383	246,791	2,812,871
End of Period	$2,329,332	$423,354	$420,918	$229,750	$2,968,636

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	MassMutual Strategic Emerging Markets Fund - Class R4	MassMutual Total Return Bond Fund - Class R4	MFS® Core Equity Fund - Class A	MFS® Core Equity Fund - Class R3	MFS® Emerging Markets Debt Fund - Class R3
Operations:
Net investment income (loss)	$(130)	$4,494	$6,329	$(127)	$5,000
Net realized gain (loss) on security transactions	(158)	(6,726)	110,830	(1,379)	(3,880)
Net realized gain distributions	—	—	42,016	568	—
Net unrealized appreciation (depreciation) of investments	1,065	9,918	286,898	5,985	7,813
Net increase (decrease) in net assets resulting from operations	777	7,686	446,073	5,047	8,933

Unit transactions:
Purchases	1,851	24,044	1,351	5,268	12,154
Net transfers	(496)	233	(10,366)	(5,634)	3,523
Surrenders for benefit payments and fees	—	(35,171)	(398,094)	(1)	(15,870)
Contract maintenance charges	(2)	(96)	(65)	(27)	(49)
Other, net	—	599	—	(286)	(153)
Net increase (decrease) in net assets resulting from unit transactions	1,353	(10,391)	(407,174)	(680)	(395)
Net increase (decrease) in net assets	2,130	(2,705)	38,899	4,367	8,538

Beginning of Period	9,864	161,270	2,210,724	26,721	98,393
End of Period	$11,994	$158,565	$2,249,623	$31,088	$106,931

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	MFS® Government Securities Fund - Class R3	MFS® Growth Fund - Class R3	MFS® High Income Fund - Class A	MFS® High Yield Portfolio - Initial Class	MFS® International Growth Fund - Class R3
Operations:
Net investment income (loss)	$110,178	$(6,957)	$27,773	$390	$270
Net realized gain (loss) on security transactions	(125,330)	21,651	(27,195)	(904)	(1,418)
Net realized gain distributions	—	48,623	—	—	3,013
Net unrealized appreciation (depreciation) of investments	152,190	181,241	58,692	1,254	30,488
Net increase (decrease) in net assets resulting from operations	137,038	244,558	59,270	740	32,353

Unit transactions:
Purchases	487,795	87,703	22,138	—	45,795
Net transfers	629,079	70,214	(1,537)	—	10,224
Surrenders for benefit payments and fees	(1,192,352)	(132,444)	(170,831)	(4,263)	(113,116)
Contract maintenance charges	(853)	(252)	(106)	—	(124)
Other, net	3,387	2,371	246	—	(487)
Net increase (decrease) in net assets resulting from unit transactions	(72,944)	27,592	(150,090)	(4,263)	(57,708)
Net increase (decrease) in net assets	64,094	272,150	(90,820)	(3,523)	(25,355)

Beginning of Period	3,972,583	679,136	605,028	9,772	256,767
End of Period	$4,036,677	$951,286	$514,208	$6,249	$231,412

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	MFS® International Intrinsic Value Fund - Class R3	MFS® International New Discovery Fund - Class A	MFS® Mid Cap Growth Fund - Class A	MFS® New Discovery Fund - Class R3	MFS® Research International Fund - Class R3
Operations:
Net investment income (loss)	$297,016	$3,878	$(4,012)	$(874)	$20,552
Net realized gain (loss) on security transactions	(187,950)	736	16,689	(209,889)	76,025
Net realized gain distributions	1,731,811	7,842	—	—	—
Net unrealized appreciation (depreciation) of investments	1,162,446	26,320	80,387	674,353	207,463
Net increase (decrease) in net assets resulting from operations	3,003,323	38,776	93,064	463,590	304,040

Unit transactions:
Purchases	807,942	25,028	13,837	305,549	341,566
Net transfers	(283,948)	(3,483)	(8,490)	(120,677)	34,058
Surrenders for benefit payments and fees	(2,630,540)	(25,622)	(78,715)	(627,279)	(589,692)
Contract maintenance charges	(685)	(207)	(112)	(31)	(1,861)
Other, net	(11,021)	(55)	1,325	2,505	4,350
Net increase (decrease) in net assets resulting from unit transactions	(2,118,252)	(4,339)	(72,155)	(439,933)	(211,579)
Net increase (decrease) in net assets	885,071	34,437	20,909	23,657	92,461

Beginning of Period	17,718,433	320,388	497,090	3,518,634	2,693,028
End of Period	$18,603,504	$354,825	$517,999	$3,542,291	$2,785,489

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	MFS® Technology Fund - Class R3	MFS® Total Return Bond Fund - Class R3	MFS® Total Return Fund - Class R3	MFS® Utilities Fund - Class A	MFS® Utilities Fund - Class R3
Operations:
Net investment income (loss)	$(1,442)	$29,575	$40,368	$28,885	$33,320
Net realized gain (loss) on security transactions	17,596	(59,605)	1,062	(1,256)	(16,402)
Net realized gain distributions	26,172	—	91,372	59,428	75,034
Net unrealized appreciation (depreciation) of investments	43,193	79,015	87,237	(149,964)	(169,928)
Net increase (decrease) in net assets resulting from operations	85,519	48,985	220,039	(62,907)	(77,976)

Unit transactions:
Purchases	19,997	102,799	271,673	72,835	222,931
Net transfers	34,976	(106,650)	30,122	15,074	3,592
Surrenders for benefit payments and fees	(38,847)	(147,541)	(322,649)	(337,454)	(309,722)
Contract maintenance charges	(184)	10	(453)	(377)	(627)
Other, net	1,092	(175)	(2,127)	7,034	(4,916)
Net increase (decrease) in net assets resulting from unit transactions	17,034	(151,557)	(23,434)	(242,888)	(88,742)
Net increase (decrease) in net assets	102,553	(102,572)	196,605	(305,795)	(166,718)

Beginning of Period	165,856	820,275	2,303,650	2,027,858	2,366,416
End of Period	$268,409	$717,703	$2,500,255	$1,722,063	$2,199,698

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	MFS® Value Fund - Class A	MFS® Value Fund - Class R3	MFS® VIT Utilities Series - Initial Class	MM S&P 500® Index Fund - Class R4	MSIF Global Opportunity Portfolio - Class A
Operations:
Net investment income (loss)	$86,332	$70,223	$2,386	$(505)	$(1,729)
Net realized gain (loss) on security transactions	153,753	251,573	4,226	(289,391)	(1,095)
Net realized gain distributions	389,216	402,160	4,836	43,339	4,503
Net unrealized appreciation (depreciation) of investments	(173,308)	(286,024)	(14,238)	481,948	66,092
Net increase (decrease) in net assets resulting from operations	455,993	437,932	(2,790)	235,391	67,771

Unit transactions:
Purchases	82,239	568,037	—	192,875	11,117
Net transfers	24,839	208,123	(32,946)	(850,718)	(7,406)
Surrenders for benefit payments and fees	(772,750)	(1,694,583)	(8,030)	(465,138)	(15,043)
Contract maintenance charges	(469)	(916)	—	(332)	(94)
Other, net	(18,284)	(3,009)	—	4,338	794
Net increase (decrease) in net assets resulting from unit transactions	(684,425)	(922,348)	(40,976)	(1,118,975)	(10,632)
Net increase (decrease) in net assets	(228,432)	(484,416)	(43,766)	(883,584)	57,139

Beginning of Period	6,483,794	5,998,856	126,989	1,657,948	146,234
End of Period	$6,255,362	$5,514,440	$83,223	$774,364	$203,373

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Neuberger Berman Sustainable Equity Fund - Class A	Neuberger Berman Sustainable Equity Fund - Trust Class	NexPoint Merger Arbitrage Fund - Class A	North Square Spectrum Alpha Fund - Class A	Nuveen International Value Fund - Class A
Operations:
Net investment income (loss)	$(6,408)	$121	$1,387	$(678)	$1,237
Net realized gain (loss) on security transactions	(2,731)	1,461	(98)	(26,313)	1,661
Net realized gain distributions	117,747	25,158	—	—	—
Net unrealized appreciation (depreciation) of investments	179,694	34,665	(196)	40,657	20,301
Net increase (decrease) in net assets resulting from operations	288,302	61,405	1,093	13,666	23,199

Unit transactions:
Purchases	145,358	1,969	17,096	9,695	12,187
Net transfers	(6,983)	1,186	(2)	(287)	6,621
Surrenders for benefit payments and fees	(194,107)	(43,503)	(11,939)	(33,618)	(19,429)
Contract maintenance charges	(443)	(73)	(83)	(75)	(29)
Other, net	(510)	—	989	—	1,623
Net increase (decrease) in net assets resulting from unit transactions	(56,685)	(40,421)	6,061	(24,285)	973
Net increase (decrease) in net assets	231,617	20,984	7,154	(10,619)	24,172

Beginning of Period	1,142,422	245,008	30,531	76,740	118,632
End of Period	$1,374,039	$265,992	$37,685	$66,121	$142,804

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Nuveen Mid Cap Growth Opportunities Fund - Class A	Nuveen Small Cap Select Fund - Class A	PGIM Jennison Focused Growth Fund - Class A	PGIM Jennison Mid-Cap Growth Fund - Class A	PGIM Jennison Natural Resources Fund - Class A
Operations:
Net investment income (loss)	$(748)	$(168)	$(2,052)	$(5,683)	$288
Net realized gain (loss) on security transactions	(5,032)	(269)	(12,787)	(107,111)	1,152
Net realized gain distributions	—	—	—	26,474	—
Net unrealized appreciation (depreciation) of investments	19,878	2,863	105,669	213,974	(1,983)
Net increase (decrease) in net assets resulting from operations	14,098	2,426	90,830	127,654	(543)

Unit transactions:
Purchases	15,081	2,029	22,366	57,578	2,660
Net transfers	(548)	21	(32,042)	2,985	(8,492)
Surrenders for benefit payments and fees	(9,856)	(6,930)	(77,553)	(234,039)	(1,951)
Contract maintenance charges	(17)	(17)	(162)	(343)	(14)
Other, net	—	—	(147)	3,358	755
Net increase (decrease) in net assets resulting from unit transactions	4,660	(4,897)	(87,538)	(170,461)	(7,042)
Net increase (decrease) in net assets	18,758	(2,471)	3,292	(42,807)	(7,585)

Beginning of Period	73,398	19,851	197,186	684,596	19,718
End of Period	$92,156	$17,380	$200,478	$641,789	$12,133

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	PIMCO Emerging Markets Bond Fund - Class A	PIMCO Real Return Fund - Admin Class	PIMCO Real Return Fund - Class A	PIMCO Total Return ESG Fund - Admin Class	PIMCO Total Return Fund - Admin Class
Operations:
Net investment income (loss)	$14,819	$75,659	$118,672	$98,678	$47,555
Net realized gain (loss) on security transactions	(8,198)	(18,190)	(215,449)	(160,518)	(65,293)
Net realized gain distributions	—	—	—	—	—
Net unrealized appreciation (depreciation) of investments	24,876	28,624	234,710	229,082	91,940
Net increase (decrease) in net assets resulting from operations	31,497	86,093	137,933	167,242	74,202

Unit transactions:
Purchases	12,290	1,048	608,457	329,077	3,754
Net transfers	(3,112)	5,106	83,779	7,632	(19,716)
Surrenders for benefit payments and fees	(19,490)	(129,953)	(1,643,330)	(564,143)	(235,312)
Contract maintenance charges	(132)	(42)	(2,625)	(31)	(56)
Other, net	(34)	646	(8,317)	(63)	(1,877)
Net increase (decrease) in net assets resulting from unit transactions	(10,478)	(123,195)	(962,036)	(227,528)	(253,207)
Net increase (decrease) in net assets	21,019	(37,102)	(824,103)	(60,286)	(179,005)

Beginning of Period	301,195	2,540,796	5,474,938	3,117,168	1,392,922
End of Period	$322,214	$2,503,694	$4,650,835	$3,056,882	$1,213,917

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	PIMCO Total Return Fund - Class A	Pioneer Disciplined Value Fund - Class A	Pioneer Equity Income Fund - Class A	Pioneer Fund - Class A	Pioneer Fundamental Growth Fund - Class A
Operations:
Net investment income (loss)	$289,594	$1,088	$374	$(2,352)	$(418)
Net realized gain (loss) on security transactions	(638,560)	(13,701)	(351)	9,416	31
Net realized gain distributions	—	1,597	11,758	16,946	1,467
Net unrealized appreciation (depreciation) of investments	846,540	31,811	(6,774)	166,639	13,441
Net increase (decrease) in net assets resulting from operations	497,574	20,795	5,007	190,649	14,521

Unit transactions:
Purchases	1,084,916	18,701	6,376	99,522	4,737
Net transfers	255,397	20,596	—	(43,621)	(1,963)
Surrenders for benefit payments and fees	(3,062,330)	(113,799)	(2,749)	(284,095)	(52,682)
Contract maintenance charges	(5,587)	(81)	(53)	(556)	(23)
Other, net	3,883	277	—	(423)	(156)
Net increase (decrease) in net assets resulting from unit transactions	(1,723,721)	(74,306)	3,574	(229,173)	(50,087)
Net increase (decrease) in net assets	(1,226,147)	(53,511)	8,581	(38,524)	(35,566)

Beginning of Period	10,515,738	275,466	77,952	776,934	80,781
End of Period	$9,289,591	$221,955	$86,533	$738,410	$45,215

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Pioneer Global Sustainable Equity Fund - Class A	Pioneer High Yield Fund - Class A	Pioneer Mid Cap Value Fund - Class A	Pioneer Select Mid Cap Growth Fund - Class A	Pioneer Strategic Income Fund - Class A
Operations:
Net investment income (loss)	$9,517	$40,399	$7,496	$(813)	$134,038
Net realized gain (loss) on security transactions	25,413	(15,042)	(5,657)	(379)	(69,563)
Net realized gain distributions	1,513	—	49,824	—	—
Net unrealized appreciation (depreciation) of investments	181,742	52,888	52,717	16,770	258,174
Net increase (decrease) in net assets resulting from operations	218,185	78,245	104,380	15,578	322,649

Unit transactions:
Purchases	121,030	60,146	87,537	7,461	457,281
Net transfers	128,029	40,691	21,677	66	176,929
Surrenders for benefit payments and fees	(412,404)	(68,307)	(154,217)	(2,742)	(370,556)
Contract maintenance charges	(719)	(413)	(721)	(130)	(578)
Other, net	787	(4,939)	1,603	(62)	6,272
Net increase (decrease) in net assets resulting from unit transactions	(163,277)	27,178	(44,121)	4,593	269,348
Net increase (decrease) in net assets	54,908	105,423	60,259	20,171	591,997

Beginning of Period	1,395,098	787,634	954,096	85,129	4,004,432
End of Period	$1,450,006	$893,057	$1,014,355	$105,300	$4,596,429

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Putnam Core Equity Fund - Class A (14)	Putnam High Yield Fund - Class A	Putnam International Capital Opportunities Fund - Class A	Putnam International Equity Fund - Class A	Putnam Large Cap Growth Fund - Class A (12)
Operations:
Net investment income (loss)	$1,177	$40,495	$(880)	$91	$(61)
Net realized gain (loss) on security transactions	(79)	(20,106)	(1,514)	2	51
Net realized gain distributions	5,332	—	2,130	—	28
Net unrealized appreciation (depreciation) of investments	16,776	72,893	32,553	520	1,668
Net increase (decrease) in net assets resulting from operations	23,206	93,282	32,289	613	1,686

Unit transactions:
Purchases	19,246	96,725	15,438	4,488	305
Net transfers	291,889	266,655	20,127	2	(3)
Surrenders for benefit payments and fees	(6,038)	(383,577)	(17,178)	(1)	(158)
Contract maintenance charges	(103)	(281)	(93)	(3)	(15)
Other, net	(513)	3,904	(140)	—	—
Net increase (decrease) in net assets resulting from unit transactions	304,481	(16,574)	18,154	4,486	129
Net increase (decrease) in net assets	327,687	76,708	50,443	5,099	1,815

Beginning of Period	—	785,744	217,873	1,608	3,897
End of Period	$327,687	$862,452	$268,316	$6,707	$5,712

(12) Formerly , Putnam Growth Opportunities Fund. Name changed to Putnam Large Cap Growth Fund effective March 31, 2023.
(14) The Sub-Account commenced operations on August 23, 2023.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Putnam Large Cap Value Fund - Class A	Putnam Small Cap Growth Fund - Class A	Putnam Sustainable Leaders Fund - Class A	Putnam VT Emerging Markets Equity Fund - Class IB	Putnam VT Focused International Equity Fund - Class IB
Operations:
Net investment income (loss)	$29,033	$(1,833)	$(25)	$(123)	$6
Net realized gain (loss) on security transactions	13,633	(305)	(11)	(799)	(251)
Net realized gain distributions	94,862	—	140	—	—
Net unrealized appreciation (depreciation) of investments	215,820	52,310	800	7,014	1,573
Net increase (decrease) in net assets resulting from operations	353,348	50,172	904	6,092	1,328

Unit transactions:
Purchases	274,103	32,412	1,665	300	—
Net transfers	(16,363)	(1,496)	(76)	—	(1,819)
Surrenders for benefit payments and fees	(363,867)	(30,769)	6	(2,861)	—
Contract maintenance charges	(818)	(172)	(9)	—	—
Other, net	(3,311)	(314)	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(110,256)	(339)	1,586	(2,561)	(1,819)
Net increase (decrease) in net assets	243,092	49,833	2,490	3,531	(491)

Beginning of Period	2,397,251	229,170	2,813	57,753	7,851
End of Period	$2,640,343	$279,003	$5,303	$61,284	$7,360

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Putnam VT High Yield Fund - Class IB	Putnam VT Small Cap Value Fund - Class IB	Putnam VT Sustainable Leaders Fund - Class IB	Royce Small-Cap Total Return Fund - Service Class	Royce Small-Cap Value Fund - Service Class
Operations:
Net investment income (loss)	$8,372	$(810)	$(689)	$18,076	$(91)
Net realized gain (loss) on security transactions	(6,428)	(2,727)	310	(118,946)	143
Net realized gain distributions	—	18,483	12,428	49,101	9,077
Net unrealized appreciation (depreciation) of investments	16,579	17,853	78,498	226,061	17,061
Net increase (decrease) in net assets resulting from operations	18,523	32,799	90,547	174,292	26,190

Unit transactions:
Purchases	—	2,250	5,625	79,165	13,822
Net transfers	—	—	(1)	(28,944)	265
Surrenders for benefit payments and fees	(29,083)	(16,176)	(2,588)	(277,722)	(2,703)
Contract maintenance charges	—	—	—	(133)	(16)
Other, net	—	—	—	2,136	(286)
Net increase (decrease) in net assets resulting from unit transactions	(29,083)	(13,926)	3,036	(225,498)	11,082
Net increase (decrease) in net assets	(10,560)	18,873	93,583	(51,206)	37,272

Beginning of Period	181,919	151,742	357,709	891,339	97,812
End of Period	$171,359	$170,615	$451,292	$840,133	$135,084

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Royce Smaller-Companies Growth Fund - Service Class	Russell Investments LifePoints® Balanced Strategy Fund - Class R4	Russell Investments LifePoints® Conservative Strategy Fund - Class R4	Russell Investments LifePoints® Equity Growth Strategy Fund - Class R4	Russell Investments LifePoints® Growth Strategy Fund - Class R4
Operations:
Net investment income (loss)	$(1,099)	$480	$87	$—	$162
Net realized gain (loss) on security transactions	(3,812)	(125)	(870)	—	(317)
Net realized gain distributions	—	—	—	—	—
Net unrealized appreciation (depreciation) of investments	62,083	7,142	1,381	3	13,494
Net increase (decrease) in net assets resulting from operations	57,172	7,497	598	3	13,339

Unit transactions:
Purchases	8,051	—	—	—	—
Net transfers	(1,156)	(2)	(3)	—	—
Surrenders for benefit payments and fees	(3,882)	(1)	(3,862)	—	(1,618)
Contract maintenance charges	(110)	(185)	(38)	—	(430)
Other, net	(235)	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	2,668	(188)	(3,903)	—	(2,048)
Net increase (decrease) in net assets	59,840	7,309	(3,305)	3	11,291

Beginning of Period	342,223	57,078	11,312	17	84,314
End of Period	$402,063	$64,387	$8,007	$20	$95,605

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Russell Investments LifePoints® Moderate Strategy Fund - Class R4	State Street S&P 500 Index Fund - Class N	T. Rowe Price Equity Income Fund - Class R	T. Rowe Price Growth Stock Fund - Class R	T. Rowe Price Retirement 2010 Fund - R Class
Operations:
Net investment income (loss)	$55	$25,383	$8,489	$(43,915)	$5,762
Net realized gain (loss) on security transactions	(20)	13,010	3,053	(45,015)	(7,409)
Net realized gain distributions	—	323,151	44,976	172,050	7,380
Net unrealized appreciation (depreciation) of investments	800	307,226	26,145	1,527,654	38,629
Net increase (decrease) in net assets resulting from operations	835	668,770	82,663	1,610,774	44,362

Unit transactions:
Purchases	—	204,321	89,043	534,279	33,347
Net transfers	(1)	100,231	(65,449)	(280,502)	91
Surrenders for benefit payments and fees	—	(339,975)	(169,429)	(1,172,808)	(28,264)
Contract maintenance charges	(113)	(1,119)	(670)	(2,309)	(512)
Other, net	—	20,619	(2,705)	3,130	(6)
Net increase (decrease) in net assets resulting from unit transactions	(114)	(15,923)	(149,210)	(918,210)	4,656
Net increase (decrease) in net assets	721	652,847	(66,547)	692,564	49,018

Beginning of Period	8,395	2,674,205	1,215,021	4,214,916	413,259
End of Period	$9,116	$3,327,052	$1,148,474	$4,907,480	$462,277

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	T. Rowe Price Retirement 2020 Fund - R Class	T. Rowe Price Retirement 2025 Fund - R Class (5)	T. Rowe Price Retirement 2030 Fund - R Class	T. Rowe Price Retirement 2035 Fund - R Class (6)	T. Rowe Price Retirement 2040 Fund - R Class
Operations:
Net investment income (loss)	$95,817	$(6)	$135,626	$383	$37,046
Net realized gain (loss) on security transactions	(325,814)	66	(130,808)	1	(32,418)
Net realized gain distributions	320,042	—	698,237	1,621	423,570
Net unrealized appreciation (depreciation) of investments	836,527	—	1,514,116	1,571	1,198,620
Net increase (decrease) in net assets resulting from operations	926,572	60	2,217,171	3,576	1,626,818

Unit transactions:
Purchases	442,128	—	1,687,282	8,040	1,521,571
Net transfers	(138,306)	(60)	116,468	43,735	111,115
Surrenders for benefit payments and fees	(1,738,873)	—	(1,858,243)	—	(1,685,669)
Contract maintenance charges	(2,249)	—	(6,557)	(10)	(7,943)
Other, net	(2,158)	—	(15,537)	—	54,088
Net increase (decrease) in net assets resulting from unit transactions	(1,439,458)	(60)	(76,587)	51,765	(6,838)
Net increase (decrease) in net assets	(512,886)	—	2,140,584	55,341	1,619,980

Beginning of Period	8,329,517	—	15,039,694	—	9,050,046
End of Period	$7,816,631	$—	$17,180,278	$55,341	$10,670,026

(5) The Sub-Account commenced operations on May 15, 2023 and ceased operations on June 6, 2023.
(6) The Sub-Account commenced operations on May 15, 2023.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	T. Rowe Price Retirement 2045 Fund - R Class	T. Rowe Price Retirement 2050 Fund - R Class	T. Rowe Price Retirement 2055 Fund - R Class (7)	T. Rowe Price Retirement 2060 Fund - R Class	T. Rowe Price Retirement Balanced Fund - R Class
Operations:
Net investment income (loss)	$334	$18,574	$36	$577	$12,593
Net realized gain (loss) on security transactions	(2,485)	5,097	(91)	(247)	(71,071)
Net realized gain distributions	1,995	247,270	273	2,809	6,619
Net unrealized appreciation (depreciation) of investments	5,658	990,620	446	16,552	122,207
Net increase (decrease) in net assets resulting from operations	5,502	1,261,561	664	19,691	70,348

Unit transactions:
Purchases	14,833	1,447,019	3,936	50,683	83,764
Net transfers	30,430	11,633	17,926	(2)	(63,965)
Surrenders for benefit payments and fees	1	(1,195,137)	(11,200)	(6,717)	(351,069)
Contract maintenance charges	(28)	(9,538)	(36)	(529)	(738)
Other, net	—	10,124	—	921	(3,531)
Net increase (decrease) in net assets resulting from unit transactions	45,236	264,101	10,626	44,356	(335,539)
Net increase (decrease) in net assets	50,738	1,525,662	11,290	64,047	(265,191)

Beginning of Period	17,736	6,509,649	—	81,122	835,785
End of Period	$68,474	$8,035,311	$11,290	$145,169	$570,594

(7) The Sub-Account commenced operations on May 15, 2023.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Templeton Developing Markets Trust - Class A	Templeton Foreign Fund - Class A	Templeton Global Bond Fund - Class A	Templeton Growth Fund, Inc. - Class A	Thornburg International Equity Fund - Class R3
Operations:
Net investment income (loss)	$14,958	$87,643	$95,798	$7,175	$13,700
Net realized gain (loss) on security transactions	(20,718)	51,266	(227,849)	3,762	(24,577)
Net realized gain distributions	2,958	—	—	—	6,944
Net unrealized appreciation (depreciation) of investments	70,843	603,080	175,986	236,538	226,028
Net increase (decrease) in net assets resulting from operations	68,041	741,989	43,935	247,475	222,095

Unit transactions:
Purchases	99,755	120,812	263,347	141,201	121,612
Net transfers	(5,313)	74,063	11,972	(22,057)	(21,101)
Surrenders for benefit payments and fees	(69,396)	(567,382)	(568,479)	(125,868)	(255,666)
Contract maintenance charges	(257)	(617)	(968)	(953)	(702)
Other, net	(8,021)	(2,499)	(158)	778	(2,348)
Net increase (decrease) in net assets resulting from unit transactions	16,768	(375,623)	(294,286)	(6,899)	(158,205)
Net increase (decrease) in net assets	84,809	366,366	(250,351)	240,576	63,890

Beginning of Period	604,035	3,915,739	3,007,401	1,240,443	1,600,917
End of Period	$688,844	$4,282,105	$2,757,050	$1,481,019	$1,664,807

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Thornburg International Equity Fund - Class R4	Thornburg Small/Mid Cap Core Fund - Class R3	Thornburg Small/Mid Cap Core Fund - Class R4	Thornburg Small/Mid Cap Growth Fund - Class R3	Thornburg Small/Mid Cap Growth Fund - Class R4
Operations:
Net investment income (loss)	$13,913	$(3,098)	$(447)	$(3,334)	$(748)
Net realized gain (loss) on security transactions	5,389	(9,696)	(13,021)	(22,026)	(10,769)
Net realized gain distributions	4,121	—	—	—	—
Net unrealized appreciation (depreciation) of investments	109,277	56,013	17,192	102,268	31,110
Net increase (decrease) in net assets resulting from operations	132,700	43,219	3,724	76,908	19,593

Unit transactions:
Purchases	50,913	81,315	1,785	59,688	5,356
Net transfers	(18,859)	(46,962)	(24,285)	474	(10,017)
Surrenders for benefit payments and fees	(782,209)	(93,952)	(6,770)	(63,187)	(22,015)
Contract maintenance charges	(332)	(206)	(31)	(276)	(31)
Other, net	(1,124)	(2,305)	—	(3,395)	—
Net increase (decrease) in net assets resulting from unit transactions	(751,611)	(62,110)	(29,301)	(6,696)	(26,707)
Net increase (decrease) in net assets	(618,911)	(18,891)	(25,577)	70,212	(7,114)

Beginning of Period	987,962	415,462	63,883	413,537	114,156
End of Period	$369,051	$396,571	$38,306	$483,749	$107,042

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	TIAA-CREF Bond Index Fund - Retirement Class	TIAA-CREF Equity Index Fund - Retirement Class	TIAA-CREF Large-Cap Growth Index Fund - Retirement Class	TIAA-CREF Large-Cap Value Index Fund - Retirement Class	Timothy Plan Large/Mid-Cap Value Fund - Class A
Operations:
Net investment income (loss)	$4,969	$61,147	$19,028	$68,594	$(636)
Net realized gain (loss) on security transactions	(6,769)	197,142	215,532	73,982	295
Net realized gain distributions	—	—	46,874	88,989	1,141
Net unrealized appreciation (depreciation) of investments	11,997	946,303	1,065,043	146,604	30,220
Net increase (decrease) in net assets resulting from operations	10,197	1,204,592	1,346,477	378,169	31,020

Unit transactions:
Purchases	63,423	588,811	316,991	300,845	29,577
Net transfers	5,838	(337,415)	(613,741)	85,390	(1,973)
Surrenders for benefit payments and fees	(54,652)	(482,993)	(370,303)	(402,028)	(3,214)
Contract maintenance charges	(149)	(335)	(247)	(199)	(35)
Other, net	2,595	4,654	2,096	1,205	—
Net increase (decrease) in net assets resulting from unit transactions	17,055	(227,278)	(665,204)	(14,787)	24,355
Net increase (decrease) in net assets	27,252	977,314	681,273	363,382	55,375

Beginning of Period	204,112	4,833,312	3,423,243	3,367,962	238,688
End of Period	$231,364	$5,810,626	$4,104,516	$3,731,344	$294,063

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	UBS Global Allocation Fund - Class A	Vanguard 500 Index Fund - Admiral Shares	Vanguard Mid-Cap Index Fund - Admiral Shares	Vanguard Small-Cap Index Fund - Admiral Shares	Vanguard Total Bond Market Index Fund - Admiral Shares
Operations:
Net investment income (loss)	$179	$108,899	$35,224	$55,892	$27,509
Net realized gain (loss) on security transactions	(193)	485,091	115,316	215,466	(12,097)
Net realized gain distributions	—	—	—	—	—
Net unrealized appreciation (depreciation) of investments	1,177	1,006,746	175,484	289,128	34,397
Net increase (decrease) in net assets resulting from operations	1,163	1,600,736	326,024	560,486	49,809

Unit transactions:
Purchases	1,136	14,574	834	1,693	650
Net transfers	(1,764)	(237,268)	(102,007)	(50,265)	(38,922)
Surrenders for benefit payments and fees	—	(846,587)	(176,070)	(484,483)	(36,710)
Contract maintenance charges	(4)	(283)	(81)	(76)	(84)
Other, net	—	(7,287)	2,955	6,192	1,558
Net increase (decrease) in net assets resulting from unit transactions	(632)	(1,076,851)	(274,369)	(526,939)	(73,508)
Net increase (decrease) in net assets	531	523,885	51,655	33,547	(23,699)

Beginning of Period	14,862	6,697,442	2,206,315	3,379,999	922,674
End of Period	$15,393	$7,221,327	$2,257,970	$3,413,546	$898,975

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Victory Diversified Stock Fund - Class A	Victory Munder Mid-Cap Core Growth Fund - Class A	Victory RS Value Fund - Class A	Victory Special Value Fund - Class A	Victory Sycamore Established Value Fund - Class A
Operations:
Net investment income (loss)	$(2,796)	$(4,100)	$9,695	$(9,500)	$4,895
Net realized gain (loss) on security transactions	1,431	(56,556)	(20,992)	59,585	27,792
Net realized gain distributions	40,006	49,565	84,621	97,488	48,332
Net unrealized appreciation (depreciation) of investments	44,882	110,162	41,034	84,742	11,026
Net increase (decrease) in net assets resulting from operations	83,523	99,071	114,358	232,315	92,045

Unit transactions:
Purchases	28,354	64,891	1,218	75,289	73,218
Net transfers	(23,191)	(7,884)	14,745	(30,015)	(23,183)
Surrenders for benefit payments and fees	(16,700)	(53,512)	(206,835)	(221,684)	(320,366)
Contract maintenance charges	(335)	(257)	(50)	(480)	(433)
Other, net	(375)	6,874	(609)	(600)	798
Net increase (decrease) in net assets resulting from unit transactions	(12,247)	10,112	(191,531)	(177,490)	(269,966)
Net increase (decrease) in net assets	71,276	109,183	(77,173)	54,825	(177,921)

Beginning of Period	355,754	724,042	1,612,923	1,065,392	1,076,972
End of Period	$427,030	$833,225	$1,535,750	$1,120,217	$899,051

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Victory Sycamore Established Value Fund - Class I	Victory Sycamore Small Company Opportunity Fund - Class A	Virtus Ceredex Large-Cap Value Equity Fund - Class A	Virtus Ceredex Mid-Cap Value Equity Fund - Class A	Virtus Ceredex Small-Cap Value Equity Fund - Class A
Operations:
Net investment income (loss)	$111,661	$(6,478)	$2	$1,879	$15,208
Net realized gain (loss) on security transactions	(130,768)	102,573	(6)	(41,893)	(30,512)
Net realized gain distributions	353,603	158,667	8	—	59,746
Net unrealized appreciation (depreciation) of investments	408,926	3,825	93	106,173	25,940
Net increase (decrease) in net assets resulting from operations	743,422	258,587	97	66,159	70,382

Unit transactions:
Purchases	385,326	270,941	43	81,812	52,734
Net transfers	(289,188)	(279)	(7)	(61,602)	(27,049)
Surrenders for benefit payments and fees	(1,136,811)	(1,436,592)	—	(135,898)	(83,285)
Contract maintenance charges	—	(621)	(3)	(390)	(144)
Other, net	(6,642)	5,768	—	(398)	2,859
Net increase (decrease) in net assets resulting from unit transactions	(1,047,315)	(1,160,783)	33	(116,476)	(54,885)
Net increase (decrease) in net assets	(303,893)	(902,196)	130	(50,317)	15,497

Beginning of Period	8,048,254	2,988,974	697	830,612	553,763
End of Period	$7,744,361	$2,086,778	$827	$780,295	$569,260

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Virtus Duff & Phelps Water Fund - Institutional Class	Virtus NFJ Dividend Value Fund - Class A	Virtus NFJ International Value Fund - Class A	Virtus NFJ Small-Cap Value Fund - Class A	Hartford Quality Value Fund - Class R4 (3)
Operations:
Net investment income (loss)	$9,299	$62,290	$147	$12,777	$(6)
Net realized gain (loss) on security transactions	(14,448)	(232,615)	125	(50,069)	309
Net realized gain distributions	26,600	220,041	—	72,993	—
Net unrealized appreciation (depreciation) of investments	92,427	338,487	1,604	129,142	(437)
Net increase (decrease) in net assets resulting from operations	113,878	388,203	1,876	164,843	(134)

Unit transactions:
Purchases	103,407	254,443	1,772	50,008	—
Net transfers	(92,040)	(41,987)	(1,145)	20,717	(3,203)
Surrenders for benefit payments and fees	(146,864)	(1,001,417)	(2,183)	(89,301)	(1)
Contract maintenance charges	—	(1,396)	(18)	(448)	—
Other, net	(3,284)	3,482	—	(282)	—
Net increase (decrease) in net assets resulting from unit transactions	(138,781)	(786,875)	(1,574)	(19,306)	(3,204)
Net increase (decrease) in net assets	(24,903)	(398,672)	302	145,537	(3,338)

Beginning of Period	1,057,907	2,802,457	19,309	779,875	3,338
End of Period	$1,033,004	$2,403,785	$19,611	$925,412	$—

(3) The Sub-Account ceased operations on October 5, 2023.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	Invesco American Value Fund - Class A (8)	AMG GW&K Small/Mid Cap Core Fund - Class N (16)	American Century Small Company Fund - Class A (1)	American Century VP Balanced Fund - Standard Class II	American Century VP Disciplined Core Value Fund - Standard Class II
Operations:
Net investment income (loss)	$2,107	$(486)	$(2)	$7,165	$1,532
Net realized gain (loss) on security transactions	(8,836)	(1,923)	(207)	(832)	(999)
Net realized gain distributions	14,272	—	—	—	—
Net unrealized appreciation (depreciation) of investments	17,594	9,478	207	77,864	13,829
Net increase (decrease) in net assets resulting from operations	25,137	7,069	(2)	84,197	14,362

Unit transactions:
Purchases	3,011	16,126	938	2,250	6,120
Net transfers	(496,741)	(529)	—	(1,862)	—
Surrenders for benefit payments and fees	(9,273)	(13,306)	(2,006)	(5,370)	(5,552)
Contract maintenance charges	—	(79)	—	—	—
Other, net	—	(94)	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(503,003)	2,118	(1,068)	(4,982)	568
Net increase (decrease) in net assets	(477,866)	9,187	(1,070)	79,215	14,930

Beginning of Period	477,866	54,645	1,070	541,288	178,981
End of Period	$—	$63,832	$—	$620,503	$193,911

(1) The Sub-Account ceased operations on October 19, 2023.
(8) The Sub-Account ceased operations on February 10, 2023.
(16) Formerly , AMG GW&K Small Mid Cap Fund. Name changed to AMG GW&K Small Mid Cap Core Fund effective March 24, 2023.

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	American Century VP Ultra Fund - Standard Class II	American Century VP Value Fund - Standard Class II	ClearBridge Aggressive Growth Fund - Class A	ClearBridge Aggressive Growth Fund - Class FI	ClearBridge All Cap Value Fund - Class A
Operations:
Net investment income (loss)	$(9,010)	$9,604	$(306)	$(141)	$(55)
Net realized gain (loss) on security transactions	16,883	15,500	(13,947)	(5,225)	(68)
Net realized gain distributions	86,727	45,954	3,623	1,925	1,247
Net unrealized appreciation (depreciation) of investments	353,771	(26,779)	16,961	7,116	2,963
Net increase (decrease) in net assets resulting from operations	448,371	44,279	6,331	3,675	4,087

Unit transactions:
Purchases	24,325	26,464	3,779	4,847	3
Net transfers	12,098	(65,431)	—	(14,633)	1
Surrenders for benefit payments and fees	(39,877)	(62,848)	(16,693)	(1,679)	(1)
Contract maintenance charges	—	—	(17)	(9)	(18)
Other, net	—	—	(272)	—	—
Net increase (decrease) in net assets resulting from unit transactions	(3,454)	(101,815)	(13,203)	(11,474)	(15)
Net increase (decrease) in net assets	444,917	(57,536)	(6,872)	(7,799)	4,072

Beginning of Period	1,082,328	608,794	37,195	19,128	32,794
End of Period	$1,527,245	$551,258	$30,323	$11,329	$36,866

The accompanying notes are an integral part of these financial statements.

Separate Account Eleven

Talcott Resolution Life Insurance Company Separate Account Eleven
Statements of Changes in Net Assets
For the Year or Period Ended December 31, 2023

	Sub-Account
	ClearBridge Small Cap Growth Fund - Class FI	Columbia Acorn International Select℠ - Class A	Invesco EQV International Equity Fund - Class A	Invesco Intermediate Bond Factor Fund - Class A (10)
Operations:
Net investment income (loss)	$(3,855)	$(15)	$(1,173)	$77
Net realized gain (loss) on security transactions	(14,885)	(704)	(10,024)	(1,459)
Net realized gain distributions	1,976	—	2,503	—
Net unrealized appreciation (depreciation) of investments	44,935	763	45,976	1,354
Net increase (decrease) in net assets resulting from operations	28,171	44	37,282	(28)

Unit transactions:
Purchases	48,655	—	27,518	1,571
Net transfers	56,425	(2)	(51)	693
Surrenders for benefit payments and fees	(202,474)	(1,999)	(23,409)	(10,517)
Contract maintenance charges	(470)	(2)	(239)	(40)
Other, net	(131)	—	357	—
Net increase (decrease) in net assets resulting from unit transactions	(97,995)	(2,003)	4,176	(8,293)
Net increase (decrease) in net assets	(69,824)	(1,959)	41,458	(8,321)

Beginning of Period	573,635	2,310	231,043	8,321
End of Period	$503,811	$351	$272,501	$—

(10) The Sub-Account ceased operations on August 31, 2023.

The accompanying notes are an integral part of these financial statements.

1. Organization:
Separate Account Eleven (the “Account”) is a separate investment account established by  Talcott Resolution  Life Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account.
On May 31, 2018, a Stock and Asset Purchase Agreement was completed by and among Hartford Holdings, Inc. (“HHI”) and its parent company, The Hartford Financial Services Group, Inc. (“HFSG”), Hopmeadow Acquisition, Inc. (“Buyer”), Hopmeadow Holdings, LP (“Buyer Parent”) and Hopmeadow Holdings GP LLC (“Buyer Parent GP”), pursuant to which HHI agreed to sell all of the issued and outstanding equity of Hartford Life, Inc. (“HLI”), the parent of the Sponsor Company and its indirect wholly owned subsidiary, Hartford Life and Annuity Insurance Company, to Buyer (the “Talcott Resolution Sale Transaction”).  Buyer, Buyer Parent and Buyer Parent GP are funded by a group of investors (the “Investor Group”) led by Cornell Capital LLC, Atlas Merchant Capital LLC, TRB Advisors LP, Global Atlantic Financial Group, Pine Brook and J. Safra Group. HHI will also be a member of the Investor Group. The administration, terms, features and benefits of the contracts did not change as a result of the sale.
The Sub-Accounts are invested in mutual funds (the "Funds") of the same name.
Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.
2. Significant Accounting Policies:
The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP):
a.Security Transactions — Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the fund. Net realized gain distributions income is accrued as of the ex-dividend date. Net realized gain distributions income represents those dividends from the Funds, which are characterized as capital gains under tax regulations.
b.Unit Transactions — Unit transactions are executed based on the unit values calculated at the close of the business day.
c.Federal Income Taxes — The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.
d. Diversification — Section 817(h) of the Internal Revenue Code (the Code) requires that the investments of the Account must be adequately diversified in accordance with Treasury regulations in order to qualify as a life insurance policy under Section 72 of the Code. The Account complies with the diversification requirements.

e. Segment Reporting — In this reporting period, the Account adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Account's financial position or its results of operations. The intent of the ASU 2023-07 is, through improved segment disclosures, to enable investors to better understand an entity's overall performance and to assess its potential future cash flows. The Management Committee of The Sponsor Company evaluates third-party Funds and determines the selection of Funds to offer within the product offering. All Funds are sourced from third party asset managers which employ a governance structure to oversee Fund strategy and performance, all of which is an element contemplated in the in the Management Committee of The Sponsor Company’s determination of fund offerings. Accordingly, the Management Committee, acts as the Account’s chief operating decision maker (“CODM”) assessing performance and making decisions about the product offering allocation. The CODM has determined that the Account has a single operating segment based on the fact that the CODM monitors the operating results of the Account as a whole and that the Account’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented within the Account’s Statements of Assets and Liabilities, Operations, Changes in Net Assets, and Financial Highlights.

f.     Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates. The most significant estimate contained within the financial statements are the fair value measurements.
g.     Mortality Risk — The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company.
h.    Fair Value Measurements — The Sub-Accounts’ investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2024 closing net asset value as determined by the appropriate Fund manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include highly liquid open-ended management investment companies (“mutual funds”).
Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.
Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.
In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.
As of December 31, 2024, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels.

3. Administration of the Account and Related Charges:
Each Sub-Account is charged certain fees, according to contract terms, as follows:
a.Mortality and Expense Risk Charges — The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.25% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.
b.Tax Expense Charges — If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.50% of the contract’s average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account’s average daily net assets may be assessed on partial withdrawals or surrenders. These charges are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.
c.Contract Maintenance Charges - An annual maintenance fee up to $30 may be charged. These charges are deducted through a redemption of units from applicable contract owners' accounts and are reflected in contract maintenance charges on the accompanying statements of changes in net assets.
d.Loan and Loan Repayments - Loans and loan repayments are reflected in Other, net on the accompanying statements of changes in net assets.

4. Purchase and Sales of Investments:
The cost of purchases and proceeds from sales of Investments for the year ended December 31, 2024 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
AB Discovery Growth Fund - Class A	2,320	14,160
AB Discovery Value Fund - Class A	126,173	69,588
AB Global Bond Fund - Class A	17,534	27,836
AB Global Risk Allocation Fund - Class A	29,965	59,249
AB Growth Fund - Class A	15,635	4,124
AB High Income Fund - Class A	77,507	80,927
AB International Value Fund - Class A	201,047	230,032
AB Large Cap Value Fund - Class A	9,515	8,099
AB Relative Value Fund - Class A	3,003	21,391
AB Sustainable Global Thematic Fund - Advisor Class	464,613	357,453
AB Sustainable International Thematic Fund - Class A	29,794	237,074
Alger Capital Appreciation Institutional Fund - Class I	1,105,408	1,236,693
Alger Mid Cap Growth Institutional Fund - Class I	104,460	495,737
Alger Small Cap Growth Institutional Fund - Class I	93,941	67,748
Allspring Asset Allocation Fund - Class A	48,809	40,089
Allspring Core Bond Fund - Class A	9,343	6,822
Allspring Emerging Markets Equity Fund - Class A	202,344	364,120
Allspring International Equity Fund - Class A	802	2,914
Allspring Utility and Telecommunications Fund - Class A	6,824	2,308
American Century Investments® Diversified Bond Fund - Class A	34,099	26,007
American Century Investments® Equity Growth Fund - Class A	6,676	8,047
American Century Investments® Equity Income Fund - Class A	325,334	648,417
American Century Investments® Equity Income Fund - Investor Class	3,159,432	3,119,017
American Century Investments® Focused Large Cap Value Fund - Class A	7,266	29,587
American Century Investments® Growth Fund - Class A	392,265	511,832
American Century Investments® Heritage Fund - Class A	290,180	327,008
American Century Investments® Inflation-Adjusted Bond Fund - Class A	4,549	970
American Century Investments® Mid Cap Value Fund - Class A	191,412	365,364
American Century Investments® Small Cap Value Fund - Class A	186,126	119,477
American Century Investments® Small Cap Value Fund - Investor Class	203,066	351,106
American Century Investments® U.S. Government Money Market Fund - Class A	377,544	33,226
American Century Investments® Ultra Fund - Class A	129,468	143,547
American Funds AMCAP Fund® - Class R3	738,573	740,760
American Funds American Balanced Fund® - Class R3	1,923,752	2,165,694
American Funds American Mutual Fund® - Class R3	1,614,471	1,458,328
American Funds Capital Income Builder® - Class R3	1,271,220	2,002,277
American Funds Capital World Growth and Income Fund® - Class R3	3,607,375	4,817,201
American Funds EuroPacific Growth Fund® - Class R3	3,850,670	3,500,848
American Funds Fundamental Investors® - Class R3	2,317,102	2,946,425
American Funds New Perspective Fund® - Class R3	1,788,709	1,877,852
American Funds New World Fund® - Class R3	32,256	158,502
American Funds SMALLCAP World Fund® - Class R3	48,939	94,309
American Funds The Bond Fund of America® - Class R3	977,125	542,300
American Funds The Growth Fund of America® - Class R3	11,524,650	11,821,947
American Funds The Income Fund of America® - Class R3	1,595,458	1,986,538
American Funds The Investment Company of America® - Class R3	1,964,876	1,846,481
American Funds The New Economy Fund® - Class R3	827,474	725,154
American Funds Washington Mutual Investors Fund - Class R3	1,261,940	1,030,069
American Funds American Balanced Fund® - Class R-4	564,224	1,004,201

Sub-Account	Purchases at Cost	Proceeds from Sales
American Funds Capital World Growth and Income Fund® - Class R-4	352,325	286,373
AMG GW&K Small/Mid Cap Core Fund - Class N	18,055	12,067
Ariel Appreciation Fund - Investor Class	11,027	22,103
Ariel Fund - Investor Class	18,880	42,530
Artisan Mid Cap Value Fund - Investor Class	150,192	392,741
Ave Maria Growth Fund	31,847	64,342
Ave Maria Rising Dividend Fund	185,853	555,619
Ave Maria Value Fund	7,360	361
Baron Small Cap Fund® - Retail Shares	105,103	82,252
BlackRock Advantage Large Cap Core Fund - Investor A Shares	37,213	32,035
BlackRock Advantage Large Cap Growth Fund - Investor A Shares	82,625	54,982
BlackRock Advantage Small Cap Growth Fund - Investor A Shares	253,610	469,379
BlackRock Advantage SMID Cap Fund, Inc. - Investor A Shares	1,906	575
BlackRock Capital Appreciation Fund, Inc. - Investor A Shares	415,654	168,862
BlackRock Equity Dividend Fund - Investor A Shares	556,295	634,945
BlackRock Global Allocation Fund, Inc. - Investor A Shares	1,546,142	2,185,930
BlackRock Impact Mortgage Fund - Investor A Shares	30,447	6,330
BlackRock International Dividend Fund - Investor A Shares	62,739	283,468
BlackRock LifePath® Dynamic 2025 Fund - Investor A Shares	265,949	865,573
BlackRock LifePath® Dynamic 2030 Fund - Investor A Shares	2,786,880	2,571,598
BlackRock LifePath® Dynamic 2035 Fund - Investor A Shares	663,228	336,634
BlackRock LifePath® Dynamic 2040 Fund - Investor A Shares	5,035,166	2,448,621
BlackRock LifePath® Dynamic 2045 Fund - Investor A Shares	292,519	210,878
BlackRock LifePath® Dynamic 2050 Fund - Investor A Shares	1,867,230	1,315,768
BlackRock LifePath® Dynamic 2055 Fund - Investor A Shares	1,057,097	666,276
BlackRock LifePath® Dynamic Retirement Fund - Investor A Shares	1,535,554	1,579,779
BlackRock Mid-Cap Growth Equity Portfolio - Investor A Shares	21,521	90,991
BlackRock Mid-Cap Value Fund - Investor A Shares	197,765	362,970
BlackRock S&P 500 Index V.I. Fund - Class I Shares	1,717,296	2,495,199
BlackRock S&P 500 Index V.I. Fund - Class III Shares	5,823,157	4,477,074
BlackRock LifePath® Dynamic 2030 Fund - Institutional Shares	1,744,083	1,743,032
BlackRock LifePath® Dynamic 2040 Fund - Institutional Shares	2,919,927	2,112,501
BlackRock LifePath® Dynamic 2050 Fund - Institutional Shares	783,677	373,506
BlackRock LifePath® Dynamic 2060 Fund - Investor A Shares	34,905	1,837
BlackRock LifePath® Dynamic 2065 Fund - Investor A Shares	20,837	6
BlackRock LifePath® Dynamic Retirement Fund - Institutional Shares	1,047,053	1,258,049
BNY Mellon Bond Market Index Fund - Investor Class	5,177,915	3,789,840
BNY Mellon Core Plus Fund - Class A	27,969	47,384
BNY Mellon International Stock Index Fund - Investor Shares	32,501	33,887
BNY Mellon Midcap Index Fund, Inc. - Investor Shares	4,466,845	3,533,277
BNY Mellon S&P 500 Index Fund	11,007,818	7,787,291
BNY Mellon Smallcap Stock Index Fund - Investor Shares	3,401,073	2,503,437
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	1,674	1,638
BNY Mellon Variable Investment Fund: Appreciation Portfolio - Initial Shares	10,633	241
BNY Mellon Variable Investment Fund: Growth and Income Portfolio - Initial Shares	5,336	23
Calamos International Growth Fund - Class A	76	25
Calvert Bond Fund - Class A	465,683	369,030
Calvert Equity Fund - Class A	1,772,077	1,622,329
Calvert Income Fund - Class A	138,512	115,123
Calvert VP SRI Balanced Portfolio - Class I	4,558	845
ClearBridge Appreciation Fund - Class A	224,524	390,063
ClearBridge Growth Fund - Class A	6,630	1,667

Sub-Account	Purchases at Cost	Proceeds from Sales
ClearBridge Growth Fund - Class FI	7,682	1,156
ClearBridge Mid Cap Fund - Class A	532,455	569,654
ClearBridge Small Cap Growth Fund - Class A	39,829	48,014
ClearBridge Small Cap Growth Fund - Class FI	73,772	65,043
ClearBridge Value Fund - Class FI	29,096	7,860
ClearBridge Small Cap Fund - Class A	980	123
ClearBridge Value Fund - Class A	7,522	2,051
Columbia Acorn Fund - Class A	93,671	235,049
Columbia Acorn International Select℠ - Class A	4	3
Columbia Contrarian Core Fund - Class A	47,211	36,227
Columbia Large Cap Growth Opportunity Fund - Class A	149,221	263,809
Columbia Large Cap Value Fund - Institutional Class	34,264	10,514
Columbia Select Mid Cap Value Fund - Class A	431,302	483,262
Columbia Select Mid Cap Value Fund - Institutional Class	59,809	46,415
Columbia Select Small Cap Value Fund - Institutional Class	83	5
Columbia Seligman Global Technology Fund - Class A	182,163	184,154
Columbia Seligman Technology and Information Fund - Class A	758,712	335,060
Columbia Small Cap Value Fund I - Class A	39,531	10,062
CRM Mid Cap Value Fund - Investor Shares	128,031	88,361
Davis Financial Fund - Class A	23,306	107,619
Davis New York Venture Fund - Class A	2,201,481	2,329,837
Davis Opportunity Fund - Class A	14,905	18,718
Domini Impact Equity Fund® - Investor Shares	57,592	65,985
DWS Core Equity VIP - Class A	3,819	542
DWS CROCI® Equity Dividend Fund - Class A	24,712	1,379
DWS Emerging Markets Fixed Income Fund - Class A	115	23
DWS International Growth Fund - Class A	24,290	89,489
DWS RREEF Real Estate Securities Fund - Class A	8,581	187
Eaton Vance Atlanta Capital SMID-Cap Fund - Class A	191,862	306,500
Eaton Vance Balanced Fund - Class A	18,289	8,780
Eaton Vance Dividend Builder Fund - Class A	126,208	410,660
Eaton Vance Income Fund of Boston - Class A	414,267	429,772
Eaton Vance Large-Cap Value Fund - Class A	180,222	159,184
Eaton Vance Worldwide Health Sciences Fund - Class A	50,525	153,927
Empower Emerging Markets Equity Fund - Investor Class	144,369	1,410
Empower International Index Fund - Investor Class	100,382	51,759
Empower Lifetime 2015 Fund - Investor Class	5,446	298
Empower Lifetime 2020 Fund - Investor Class	3,015	133,387
Empower Lifetime 2025 Fund - Investor Class	20,234	840
Empower Lifetime 2030 Fund - Investor Class	52,655	3,792
Empower Lifetime 2035 Fund - Investor Class	49,988	22,770
Empower Lifetime 2040 Fund - Investor Class	5,884	497
Empower Lifetime 2045 Fund - Investor Class	8,394	10,466
Empower Lifetime 2050 Fund - Investor Class	66,066	10,032
Empower Lifetime 2055 Fund - Investor Class	7,834	73
Empower Lifetime 2060 Fund - Investor Class	8,495	56
Empower Moderately Aggressive Profile Fund - Investor Class	418	606
Empower S&P 500® Index Fund - Investor Class	2,706	3
Empower S&P Mid Cap 400® Index Fund - Investor Class	20,314	21,037
Empower S&P Small Cap 600® Index Fund - Investor Class	8,049	2,400
Empower Short Duration Bond Fund - Investor Class	2,385	59,100
Federated Hermes Clover Small Value Fund - Class A	3,604	39,420

Sub-Account	Purchases at Cost	Proceeds from Sales
Federated Hermes Equity Income Fund, Inc. - Class A	12,431	39,964
Federated Hermes Fund for U.S. Government Securities - Class A	22,757	23,902
Federated Hermes Global Allocation Fund - Class A	61	37
Federated Hermes International Leaders Fund - Class A	950	45
Federated Hermes Kaufmann Fund - Class R	773,617	671,255
Federated Hermes MDT Mid Cap Growth Fund - Class A	42,158	21,083
Federated Hermes Sustainable High Yield Bond Fund, Inc. - Class A	8	7
Federated Hermes Total Return Bond Fund - Class A	5,513	86,799
Fidelity Advisor® Equity Growth Fund - Class M	229,222	74,043
Fidelity Advisor® Leveraged Company Stock Fund - Class M	709,375	539,394
Fidelity Advisor® Stock Selector Fund - Class M	51,529	1,585,136
Fidelity® VIP Balanced Portfolio - Initial Class	299,959	809,566
Fidelity® VIP Freedom 2015 Portfolio℠ - Service Class 2	3,664	117,450
Fidelity® VIP Freedom 2020 Portfolio℠ - Service Class 2	22,002	130,256
Fidelity® VIP Freedom 2025 Portfolio℠ - Service Class 2	3,586	553
Fidelity® VIP Freedom 2030 Portfolio℠ - Service Class 2	86,782	3,848
Fidelity® VIP Growth & Income Portfolio - Initial Class	21,341	140,486
Fidelity® VIP Growth Opportunities Portfolio - Initial Class	60,164	342,096
Fidelity® VIP Investor Freedom 2035 Portfolio℠ - Service Class 2	402	45
Fidelity® VIP Investor Freedom 2050 Portfolio℠ - Service Class 2	23	3
Fidelity® VIP Overseas Portfolio - Initial Class	3,220	510
Fidelity® VIP Value Strategies Portfolio - Initial Class	18,905	494,315
Franklin Conservative Allocation Fund - Class A	227,979	196,652
Franklin Core Plus Fund - Class A	652,956	461,896
Franklin Growth Allocation Fund - Class A	720,936	1,781,307
Franklin Growth Fund - Class A	1,008,872	1,169,989
Franklin High Income Fund - Class A1	151,544	177,593
Franklin Income Fund - Class A1	959,737	1,262,644
Franklin Moderate Allocation Fund - Class A	543,119	1,110,149
Franklin Mutual Beacon Fund - Class A	728,071	752,016
Franklin Mutual Global Discovery Fund - Class A	1,441,603	1,767,609
Franklin Mutual Shares Fund - Class A	593,475	335,258
Franklin Mutual U.S. Mid Cap Value Fund - Class A	79,321	83,548
Franklin Small Cap Value Fund - Class A	1,182,754	1,406,537
Franklin Small-Mid Cap Growth Fund - Class A	125,428	614,757
Franklin Small-Mid Cap Growth VIP Fund - Class 1	41,054	40,752
Franklin Total Return Fund - Class A	21,822	25,130
Franklin U.S. Government Securities Fund - Class A1	35,617	73,151
Goldman Sachs Core Fixed Income Fund - Class A	16,841	8,415
Goldman Sachs Equity Income Fund - Class A	159,231	16,009
Goldman Sachs Government Income Fund - Class A	1,117,280	996,370
Goldman Sachs High Yield Fund - Class A	366,144	137,669
Goldman Sachs Income Builder Fund - Class A	333,438	32,607
Goldman Sachs International Equity ESG Fund - Class A	8,253	22,844
Goldman Sachs Large Cap Core Fund - Class A	2,608	5,661
Goldman Sachs Large Cap Value Fund - Class A	65,559	194,617
Goldman Sachs Mid Cap Growth Fund - Class A	243,366	69,533
Goldman Sachs Mid Cap Value Fund - Class A	378,436	573,990
Goldman Sachs Satellite Strategies Portfolio - Class A	—	2,187
Goldman Sachs Small Cap Value Fund - Class A	1,652,256	1,311,378
Goldman Sachs Small/Mid Cap Growth Fund - Class A	79,369	60,488
Goldman Sachs Strategic Growth Fund - Class A	101,536	113,786

Sub-Account	Purchases at Cost	Proceeds from Sales
Goldman Sachs U.S. Equity Insights Fund - Class A	57,328	600
Hartford Balanced HLS Fund - Class IA	938,743	845,134
Hartford Balanced HLS Fund - Class IB	20,884	53,374
Hartford Balanced Income Fund - Class R4	68,545	94,212
Hartford Capital Appreciation Fund - Class R4	96,928	341,936
Hartford Capital Appreciation Fund - Class R5	886,246	1,125,199
Hartford Capital Appreciation HLS Fund - Class IA	991,216	2,248,131
Hartford Checks and Balances Fund - Class R4	39,312	1,637
Hartford Conservative Allocation Fund - Class R4	32,398	12,999
Hartford Conservative Allocation Fund - Class R5	13,699	45,024
Hartford Disciplined Equity HLS Fund - Class IA	359,643	1,641,389
Hartford Disciplined Equity HLS Fund - Class IB	1,608,673	2,126,090
Hartford Dividend and Growth Fund - Class R4	172,851	164,155
Hartford Dividend and Growth HLS Fund - Class IA	2,008,672	2,753,326
Hartford Dividend and Growth HLS Fund - Class IB	644,123	967,391
Hartford Equity Income Fund - Class R4	125,335	50,299
Hartford Global Impact Fund - Class R4	9,529	3,645
Hartford Growth Allocation Fund - Class R4	33,120	47,899
Hartford Growth Allocation Fund - Class R5	376,548	532,297
Hartford Growth Opportunities Fund - Class R4	54,690	57,770
Hartford Healthcare Fund - Class R4	39,199	55,569
Hartford Healthcare HLS Fund - Class IA	264,855	560,171
Hartford Healthcare HLS Fund - Class IB	149,710	206,673
Hartford High Yield Fund - Class R4	32,365	30,862
Hartford Inflation Plus Fund - Class R4	47,300	154,865
Hartford International Equity Fund - Class R4	69,280	131,519
Hartford International Opportunities Fund - Class R4	185,290	148,664
Hartford International Opportunities HLS Fund - Class IA	138,959	424,537
Hartford International Opportunities HLS Fund - Class IB	287,818	234,801
Hartford Midcap Fund - Class R4	94,886	191,842
Hartford MidCap HLS Fund - Class IA	214,087	1,102,673
Hartford MidCap Value Fund - Class R4	26,667	29,820
Hartford Moderate Allocation Fund - Class R4	101,425	27,485
Hartford Moderate Allocation Fund - Class R5	85,300	276,655
Hartford Small Cap Growth HLS Fund - Class IA	49,401	106,746
Hartford Small Cap Growth HLS Fund - Class IB	12,680	24,364
Hartford Small Company Fund - Class R4	25,174	55,011
Hartford Small Company HLS Fund - Class IA	142,382	828,952
Hartford Small Company HLS Fund - Class IB	76,573	169,275
Hartford Stock HLS Fund - Class IA	234,185	372,420
Hartford Stock HLS Fund - Class IB	21,814	96,869
Hartford Total Return Bond Fund - Class R4	8,644	56,814
Hartford Total Return Bond Fund - Class R5	32,823	4,167
Hartford Total Return Bond HLS Fund - Class IA	1,271,565	1,664,044
Hartford Total Return Bond HLS Fund - Class IB	442,635	538,448
Hartford Ultrashort Bond HLS Fund - Class IA	735,170	104,826
Hartford Ultrashort Bond HLS Fund - Class IB	585,881	2,780,551
Hotchkis & Wiley Large Cap Fundamental Value Fund - Class A	85,754	77,740
Invesco American Franchise Fund - Class A	175,107	141,961
Invesco Balanced-Risk Commodity Strategy Fund - Class A	1,937	173
Invesco Comstock Fund - Class A	975,792	688,951
Invesco Developing Markets Fund - Class A	312,901	216,318

Sub-Account	Purchases at Cost	Proceeds from Sales
Invesco Developing Markets Fund - Class Y	12,405	40,058
Invesco Discovery Large Cap Fund - Class A	64,681	73,279
Invesco Discovery Mid Cap Growth Fund - Class A	149,463	302,841
Invesco Diversified Dividend Fund - Investor Class	85,480	92,882
Invesco Dividend Income Fund - Class A	3,362	267
Invesco Equity and Income Fund - Class A	1,480,886	2,348,958
Invesco EQV Emerging Markets All Cap Fund - Class A	60,197	43,886
Invesco EQV Emerging Markets All Cap Fund - Class Y	197,473	470,618
Invesco EQV European Equity Fund - Class A	57,232	57,364
Invesco EQV International Equity Fund - Class A	59,335	32,683
Invesco Global Core Equity Fund - Class A	8,106	5,650
Invesco Global Fund - Class A	1,011,000	947,015
Invesco Global Opportunities Fund - Class A	16,241	8,812
Invesco Global Strategic Income Fund - Class A	41,704	53,343
Invesco Gold & Special Minerals Fund - Class A	592,410	927,847
Invesco Growth and Income Fund - Class A	556,612	310,982
Invesco International Bond Fund - Class A	470,737	634,568
Invesco International Diversified Fund - Class A	53,133	56,764
Invesco Main Street All Cap Fund® - Class A	229,467	271,051
Invesco Main Street Fund® - Class A	62,944	76,763
Invesco Main Street Mid Cap Fund® - Class A	390,738	554,504
Invesco Oppenheimer International Growth Fund - Class A	137,801	111,051
Invesco Quality Income Fund - Class A	406	248
Invesco Real Estate Fund - Class A	681,022	905,630
Invesco Real Estate Fund - Class R5	46,242	102,877
Invesco Rising Dividends Fund - Class A	3,534	2,617
Invesco Small Cap Equity Fund - Class A	36,396	12,119
Invesco Small Cap Growth Fund - Class A	474,477	658,462
Invesco Small Cap Growth Fund - Investor Class	46,473	82,402
Invesco Small Cap Value Fund - Class A	184,949	303,715
Invesco Technology Fund - Investor Class	335,071	203,158
Invesco V.I. Diversified Dividend Fund - Series I	1,569	184
Invesco V.I. Small Cap Equity Fund - Series I	6,461	11,384
Invesco V.I. Technology Fund - Series I	97,027	53,299
Invesco Value Opportunities Fund - Class A	69,934	48,021
Janus Henderson Balanced Fund - Class S	524,201	468,747
Janus Henderson Balanced Portfolio - Institutional Shares	165,591	18,924
Janus Henderson Enterprise Fund - Class S	343,825	369,742
Janus Henderson Enterprise Portfolio - Institutional Shares	4,393	46,020
Janus Henderson Forty Fund - Class S	1,478,575	1,366,964
Janus Henderson Forty Portfolio - Institutional Shares	241,008	201,848
Janus Henderson Global Research Fund - Class S	18,441	42,954
Janus Henderson Global Research Portfolio - Institutional Shares	13,611	9,632
Janus Henderson Mid Cap Value Fund - Class S	53,131	143,720
Janus Henderson Overseas Fund - Class S	166,881	292,064
Janus Henderson Overseas Portfolio - Institutional Shares	2,294	2,702
John Hancock New Opportunities Fund - Class A	101,110	93,784
JPMorgan Core Bond Fund - Class A	279,342	294,292
JPMorgan Large Cap Growth Fund - Class A	598,653	230,656
JPMorgan Large Cap Growth Fund - Class R2	2,180	3
JPMorgan Mid Cap Growth - Class R3	123,620	362,962
JPMorgan Small Cap Equity Fund - Class A	345,003	9,812

Sub-Account	Purchases at Cost	Proceeds from Sales
JPMorgan Small Cap Growth Fund - Class A	69,776	146,020
JPMorgan Small Cap Value Fund - Class A	102,883	99,660
JPMorgan SmartRetirement® 2020 Fund - Class A	175,242	1,192,105
JPMorgan SmartRetirement® 2025 Fund - Class A	975,000	1,986,665
JPMorgan SmartRetirement® 2030 Fund - Class A	2,306,330	942,387
JPMorgan SmartRetirement® 2035 Fund - Class A	828,276	680,819
JPMorgan SmartRetirement® 2040 Fund - Class A	1,720,727	315,920
JPMorgan SmartRetirement® 2045 Fund - Class A	685,093	259,239
JPMorgan SmartRetirement® 2050 Fund - Class A	825,682	335,314
JPMorgan SmartRetirement® 2055 Fund - Class A	561,557	322,426
JPMorgan SmartRetirement® 2060 Fund - Class A	42,495	13,011
JPMorgan SmartRetirement® Income Fund - Class A	73,330	128,567
JPMorgan U.S. Equity Fund - Class A	160,524	189,040
JPMorgan U.S. Government Money Market Fund - Reserve Class	254,167	83,487
Keeley Small Cap Dividend Value Fund - Class A	77,362	54,935
LKCM Aquinas Catholic Equity Fund	42,862	3,189
Loomis Sayles Bond Fund - Class ADM	25,187	79,241
Loomis Sayles Bond Fund - Retail Class	49,228	15,000
Lord Abbett Affiliated Fund - Class A	53,079	63,343
Lord Abbett Affiliated Fund - Class P	5,253	27,648
Lord Abbett Bond Debenture Fund - Class A	221,410	188,410
Lord Abbett Bond-Debenture Fund - Class P	5,748	2,652
Lord Abbett Developing Growth Fund - Class A	158,156	228,895
Lord Abbett Developing Growth Fund - Class P	—	34
Lord Abbett Dividend Growth Fund - Class A	37,913	8,713
Lord Abbett Dividend Growth Fund - Class P	8,482	6,626
Lord Abbett Fundamental Equity Fund - Class A	149,314	153,201
Lord Abbett Fundamental Equity Fund - Class P	1,239	162
Lord Abbett Growth Opportunities Fund - Class A	193,338	32,740
Lord Abbett International Equity Fund - Class A	47,565	92,508
Lord Abbett Total Return Fund - Class A	1,287,996	674,087
Lord Abbett Value Opportunities Fund - Class A	524,351	586,838
Lord Abbett Value Opportunities Fund - Class P	49,194	55,596
LVIP American Century Balanced Fund - Standard Class II	67,721	63,958
LVIP American Century Disciplined Core Value Fund - Standard Class II	13,246	13,790
LVIP American Century Ultra Fund - Standard Class II	280,779	432,494
LVIP American Century Value Fund - Standard Class II	59,508	191,526
Macquarie Asset Strategy Fund - Class Y	81,762	49,104
Macquarie Diversified Income Fund - Class A	488,033	78,651
Macquarie Extended Duration Bond Fund - Class A	49,446	368
Macquarie Large Cap Growth Fund - Class Y	45,646	307,991
Macquarie Natural Resources Fund - Class Y	134,537	268,086
Macquarie Science and Technology Fund - Class Y	461,073	256,093
Macquarie Small Cap Growth Fund - Class Y	129,429	216,144
Massachusetts Investors Growth Stock Fund - Class A	224,732	185,216
Massachusetts Investors Trust - Class R3	255,623	92,286
MassMutual 80/20 Allocation Fund - Class R4	370	1,830
MassMutual Blue Chip Growth Fund - Class R4	47,813	34,596
MassMutual Blue Chip Growth Fund - Class R5	6,369,918	5,666,061
MassMutual Core Bond Fund - Class R4	31,165	172,722
MassMutual Core Bond Fund - Class R5	703,668	344,112
MassMutual Equity Opportunities Fund - Class R5	417,200	197,520

Sub-Account	Purchases at Cost	Proceeds from Sales
MassMutual Global Fund - Class R5	155,918	38,585
MassMutual High Yield Fund - Class R5	405,774	344,231
MassMutual International Equity Fund - Class R4	2,464	1,899
MassMutual Mid Cap Growth Fund - Class R4	45,513	15,544
MassMutual Mid Cap Growth Fund - Class R5	451,337	424,185
MassMutual Overseas Fund - Class R4	520	22,663
MassMutual RetireSMART℠ by JPMorgan 2020 Fund - Class R4	67,797	230,129
MassMutual RetireSMART℠ by JPMorgan 2025 Fund - Class R4	366,442	301,921
MassMutual RetireSMART℠ by JPMorgan 2030 Fund - Class R4	766,970	1,067,620
MassMutual RetireSMART℠ by JPMorgan 2035 Fund - Class R4	772,780	271,965
MassMutual RetireSMART℠ by JPMorgan 2040 Fund - Class R4	1,420,599	1,209,070
MassMutual RetireSMART℠ by JPMorgan 2045 Fund - Class R4	839,772	235,412
MassMutual RetireSMART℠ by JPMorgan 2050 Fund - Class R4	421,233	326,623
MassMutual RetireSMART℠ by JPMorgan 2055 Fund - Class R4	236,088	110,040
MassMutual RetireSMART℠ by JPMorgan in Retirement Fund - Class R4	59,933	45,860
MassMutual RetireSMART℠ by JPMorgan 2060 Fund - Class R4	139,568	73,989
MassMutual Select T. Rowe Price Retirement 2015 Fund - Class M3	55	5
MassMutual Select T. Rowe Price Retirement 2020 Fund - Class M3	14,579	1,670
MassMutual Select T. Rowe Price Retirement 2025 Fund - Class M3	3,145	29
MassMutual Select T. Rowe Price Retirement 2030 Fund - Class M3	120,170	4,658
MassMutual Select T. Rowe Price Retirement 2035 Fund - Class M3	30,052	2,637
MassMutual Select T. Rowe Price Retirement 2040 Fund - Class M3	44,153	12,136
MassMutual Select T. Rowe Price Retirement 2045 Fund - Class M3	6,763	233
MassMutual Select T. Rowe Price Retirement 2050 Fund - Class M3	27,941	9,630
MassMutual Select T. Rowe Price Retirement 2055 Fund - Class M3	12,026	446
MassMutual Select T. Rowe Price Retirement 2060 Fund - Class M3	30,583	446
MassMutual Short-Duration Bond Fund - Class R4	—	3
MassMutual Small Cap Growth Equity Fund - Class R4	199,992	245,195
MassMutual Small Cap Opportunities Fund - Class R4	75,128	108,845
MassMutual Small Cap Opportunities Fund - Class R5	311,562	94,344
MassMutual Strategic Emerging Markets Fund - Class R4	2,814	1,297
MassMutual Total Return Bond Fund - Class R4	50,043	167,970
MFS® Core Equity Fund - Class A	193,091	153,330
MFS® Core Equity Fund - Class R3	10,448	3,084
MFS® Emerging Markets Debt Fund - Class R3	63,090	76,087
MFS® Government Securities Fund - Class R3	1,437,680	1,378,695
MFS® Growth Fund - Class R3	259,063	382,902
MFS® High Income Fund - Class A	89,942	108,406
MFS® High Yield Portfolio - Initial Class	14,002	8,602
MFS® International Growth Fund - Class R3	70,011	12,083
MFS® International Intrinsic Value Fund - Class R3	2,686,362	2,414,794
MFS® International New Discovery Fund - Class A	50,550	87,589
MFS® Massachusetts Investors Growth Stock Portfolio - Initial Class	7,097	2,775
MFS® Mid Cap Growth Fund - Class A	72,195	45,928
MFS® New Discovery Fund - Class R3	1,093,372	579,773
MFS® Research International Fund - Class R3	620,433	584,082
MFS® Technology Fund - Class R3	146,922	89,320
MFS® Total Return Bond Fund - Class R3	234,277	192,570
MFS® Total Return Fund - Class R3	1,448,080	657,975
MFS® Utilities Fund - Class A	118,141	158,443
MFS® Utilities Fund - Class R3	243,919	451,231
MFS® Value Fund - Class A	596,455	480,333

Sub-Account	Purchases at Cost	Proceeds from Sales
MFS® Value Fund - Class R3	1,061,464	1,510,336
MFS® VIT Utilities Series - Initial Class	4,591	5,773
MM S&P 500® Index Fund - Class R4	623,692	277,121
MSIF Global Opportunity Portfolio - Class A	30,602	71,967
Neuberger Berman Sustainable Equity Fund - Class A	270,621	232,462
Neuberger Berman Sustainable Equity Fund - Trust Class	56,879	29,693
NexPoint Merger Arbitrage Fund - Class A	15,275	7,987
North Square Spectrum Alpha Fund - Class A	6,687	4,778
Nuveen Bond Index Fund - Retirement Class	340,320	17,087
Nuveen Equity Index Fund - Retirement Class	650,704	929,318
Nuveen International Value Fund - Class A	15,021	94,571
Nuveen Large Cap Growth Index Fund - Retirement Class	667,729	1,378,350
Nuveen Large Cap Value Index Fund - Retirement Class	488,373	627,419
Nuveen Mid Cap Growth Opportunities Fund - Class A	18,355	9,128
Nuveen Small Cap Select Fund - Class A	3,341	1,329
PGIM Jennison Focused Growth Fund - Class A	16,941	87,719
PGIM Jennison Mid-Cap Growth Fund - Class A	96,203	112,331
PGIM Jennison Natural Resources Fund - Class A	1,994	79
PIMCO Emerging Markets Bond Fund - Class A	67,217	33,258
PIMCO Real Return Fund - Admin Class	80,084	314,845
PIMCO Real Return Fund - Class A	1,270,931	1,190,762
PIMCO Total Return ESG Fund - Admin Class	1,007,854	722,132
PIMCO Total Return Fund - Admin Class	52,052	106,239
PIMCO Total Return Fund - Class A	1,929,483	2,373,039
Pioneer Disciplined Value Fund - Class A	40,589	18,880
Pioneer Equity Income Fund - Class A	19,578	44,837
Pioneer Fund - Class A	186,228	227,172
Pioneer Fundamental Growth Fund - Class A	16,493	40,164
Pioneer Global Sustainable Equity Fund - Class A	190,275	249,542
Pioneer High Yield Fund - Class A	126,728	283,600
Pioneer Mid Cap Value Fund - Class A	153,053	205,163
Pioneer Select Mid Cap Growth Fund - Class A	19,915	21,899
Pioneer Strategic Income Fund - Class A	1,214,461	1,164,793
Putnam Core Equity Fund - Class A	99,074	12,101
Putnam High Yield Fund - Class A	122,474	310,309
Putnam International Capital Opportunities Fund - Class A	19,222	121,529
Putnam International Equity Fund - Class A	5,330	67
Putnam Large Cap Growth Fund - Class A	771	4,114
Putnam Large Cap Value Fund - Class A	538,777	791,123
Putnam Small Cap Growth Fund - Class A	34,538	113,688
Putnam Sustainable Leaders Fund - Class A	4,855	2,958
Putnam VT Emerging Markets Equity Fund - Class IB	2,075	428
Putnam VT Focused International Equity Fund - Class IB	124	54
Putnam VT High Yield Fund - Class IB	14,190	26,460
Putnam VT Small Cap Value Fund - Class IB	9,240	27,288
Putnam VT Sustainable Leaders Fund - Class IB	11,496	6,270
Royce Small-Cap Total Return Fund - Service Class	162,471	138,892
Royce Small-Cap Value Fund - Service Class	21,894	14,485
Royce Smaller-Companies Growth Fund - Service Class	20,090	21,467
Russell Investments LifePoints® Balanced Strategy Fund - Class R1	1,062	806
Russell Investments LifePoints® Conservative Strategy Fund - Class R1	201	108
Russell Investments LifePoints® Equity Growth Strategy Fund - Class R1	23	24

Sub-Account	Purchases at Cost	Proceeds from Sales
Russell Investments LifePoints® Growth Strategy Fund - Class R1	1,795	52,742
Russell Investments LifePoints® Moderate Strategy Fund - Class R1	193	194
State Street S&P 500 Index Fund - Class N	771,628	734,785
T. Rowe Price Equity Income Fund - Class R	174,564	216,593
T. Rowe Price Growth Stock Fund - Class R	770,191	1,834,571
T. Rowe Price Retirement 2010 Fund - R Class	62,287	38,065
T. Rowe Price Retirement 2020 Fund - R Class	743,422	1,426,511
T. Rowe Price Retirement 2030 Fund - R Class	2,370,146	2,999,169
T. Rowe Price Retirement 2035 Fund - R Class	18,275	64,084
T. Rowe Price Retirement 2040 Fund - R Class	2,020,245	1,521,790
T. Rowe Price Retirement 2045 Fund - R Class	49,405	16,910
T. Rowe Price Retirement 2050 Fund - R Class	1,866,324	1,217,272
T. Rowe Price Retirement 2055 Fund - R Class	15,044	12,309
T. Rowe Price Retirement 2060 Fund - R Class	118,173	44,609
T. Rowe Price Retirement 2065 Fund - R Class	5,435	98
T. Rowe Price Retirement Balanced Fund - R Class	64,216	43,660
Templeton Developing Markets Trust - Class A	140,865	159,202
Templeton Foreign Fund - Class A	347,411	898,060
Templeton Global Bond Fund - Class A	436,146	490,987
Templeton Growth Fund, Inc. - Class A	410,930	482,763
Thornburg International Equity Fund - Class R3	210,441	373,621
Thornburg International Equity Fund - Class R4	86,801	51,115
Thornburg Small/Mid Cap Core Fund - Class R3	35,912	171,403
Thornburg Small/Mid Cap Core Fund - Class R4	1,572	3,539
Thornburg Small/Mid Cap Growth Fund - Class R3	77,337	279,310
Thornburg Small/Mid Cap Growth Fund - Class R4	4,834	826
Timothy Plan Large/Mid-Cap Value Fund - Class A	56,433	48,085
UBS Global Allocation Fund - Class A	762	582
Vanguard 500 Index Fund - Admiral Shares	421,800	1,019,663
Vanguard Mid-Cap Index Fund - Admiral Shares	58,554	204,373
Vanguard Small-Cap Index Fund - Admiral Shares	56,816	477,950
Vanguard Total Bond Market Index Fund - Admiral Shares	76,803	182,769
Victory Diversified Stock Fund - Class A	237,492	241,599
Victory Munder Mid-Cap Core Growth Fund - Class A	233,452	95,117
Victory RS Value Fund - Class A	146,355	132,967
Victory Special Value Fund - Class A	345,890	216,056
Victory Sycamore Established Value Fund - Class A	219,386	262,478
Victory Sycamore Established Value Fund - Class I	1,205,614	1,409,970
Victory Sycamore Small Company Opportunity Fund - Class A	666,390	679,016
Virtus Ceredex Large-Cap Value Equity Fund - Class A	203	54
Virtus Ceredex Mid-Cap Value Equity Fund - Class A	99,932	504,242
Virtus Ceredex Small-Cap Value Equity Fund - Class A	78,088	372,424
Virtus Duff & Phelps Water Fund - Institutional Class	298,402	188,323
Virtus NFJ Dividend Value Fund - Class A	405,255	1,306,059
Virtus NFJ International Value Fund - Class A	—	19,077
Virtus NFJ Small-Cap Value Fund - Class A	93,525	121,691

5. Changes in Units Outstanding:
The changes in units outstanding for the year ended December 31, 2024 were as follows:

	Units	Units	Net Increase
Sub-Account	Issued	Redeemed	(Decrease)

AB Discovery Growth Fund - Class A	55	307	(252)
AB Discovery Value Fund - Class A	1,206	1,560	(354)
AB Global Bond Fund - Class A	1,112	1,958	(846)
AB Global Risk Allocation Fund - Class A	486	2,614	(2,128)
AB Growth Fund - Class A	127	79	48
AB High Income Fund - Class A	2,208	3,723	(1,515)
AB International Value Fund - Class A	7,225	13,300	(6,075)
AB Large Cap Value Fund - Class A	311	455	(144)
AB Relative Value Fund - Class A	1	745	(744)
AB Sustainable Global Thematic Fund - Advisor Class	16,917	18,743	(1,826)
AB Sustainable International Thematic Fund - Class A	1,458	16,528	(15,070)
Alger Capital Appreciation Institutional Fund - Class I	4,354	16,633	(12,279)
Alger Mid Cap Growth Institutional Fund - Class I	2,362	14,125	(11,763)
Alger Small Cap Growth Institutional Fund - Class I	2,058	1,393	665
Allspring Asset Allocation Fund - Class A	1,980	2,259	(279)
Allspring Core Bond Fund - Class A	595	499	96
Allspring Emerging Markets Equity Fund - Class A	4,463	10,987	(6,524)
Allspring International Equity Fund - Class A	18	233	(215)
Allspring Utility and Telecommunications Fund - Class A	146	54	92
American Century Investments® Diversified Bond Fund - Class A	2,017	1,688	329
American Century Investments® Equity Growth Fund - Class A	171	222	(51)
American Century Investments® Equity Income Fund - Class A	3,100	16,991	(13,891)
American Century Investments® Equity Income Fund - Investor Class	57,069	175,857	(118,788)
American Century Investments® Focused Large Cap Value Fund - Class A	240	1,414	(1,174)
American Century Investments® Growth Fund - Class A	1,547	3,873	(2,326)
American Century Investments® Heritage Fund - Class A	2,555	11,200	(8,645)
American Century Investments® Inflation-Adjusted Bond Fund - Class A	230	5	225
American Century Investments® Mid Cap Value Fund - Class A	5,162	12,823	(7,661)
American Century Investments® Small Cap Value Fund - Class A	3,303	2,651	652
American Century Investments® Small Cap Value Fund - Investor Class	11	7,928	(7,917)
American Century Investments® U.S. Government Money Market Fund - Class A	30,954	1,885	29,069
American Century Investments® Ultra Fund - Class A	1,739	2,305	(566)
American Funds AMCAP Fund® - Class R3	11,180	18,229	(7,049)
American Funds American Balanced Fund® - Class R3	36,668	68,772	(32,104)
American Funds American Mutual Fund® - Class R3	40,999	22,743	18,256
American Funds Capital Income Builder® - Class R3	34,146	90,673	(56,527)
American Funds Capital World Growth and Income Fund® - Class R3	115,255	116,815	(1,560)
American Funds EuroPacific Growth Fund® - Class R3	106,659	87,525	19,134

	Units	Units	Net Increase
Sub-Account	Issued	Redeemed	(Decrease)

American Funds Fundamental Investors® - Class R3	21,532	72,350	(50,818)
American Funds New Perspective Fund® - Class R3	30,958	45,640	(14,682)
American Funds New World Fund® - Class R3	937	8,119	(7,182)
American Funds SMALLCAP World Fund® - Class R3	1,994	3,573	(1,579)
American Funds The Bond Fund of America® - Class R3	63,353	34,790	28,563
American Funds The Growth Fund of America® - Class R3	155,529	154,341	1,188
American Funds The Income Fund of America® - Class R3	50,834	69,864	(19,030)
American Funds The Investment Company of America® - Class R3	24,898	41,803	(16,905)
American Funds The New Economy Fund® - Class R3	36,150	6,755	29,395
American Funds Washington Mutual Investors Fund - Class R3	17,240	23,121	(5,881)
American Funds American Balanced Fund® - Class R-4	721	61,646	(60,925)
American Funds Capital World Growth and Income Fund® - Class R-4	161	8,685	(8,524)
AMG GW&K Small/Mid Cap Core Fund - Class N	1,551	1,042	509
Ariel Appreciation Fund - Investor Class	399	804	(405)
Ariel Fund - Investor Class	832	1,391	(559)
Artisan Mid Cap Value Fund - Investor Class	466	6,008	(5,542)
Ave Maria Growth Fund	349	1,197	(848)
Ave Maria Rising Dividend Fund	2,012	13,125	(11,113)
Ave Maria Value Fund	238	1	237
Baron Small Cap Fund® - Retail Shares	1,952	1,428	524
BlackRock Advantage Large Cap Core Fund - Investor A Shares	710	865	(155)
BlackRock Advantage Large Cap Growth Fund - Investor A Shares	457	560	(103)
BlackRock Advantage Small Cap Growth Fund - Investor A Shares	4,650	13,281	(8,631)
BlackRock Advantage SMID Cap Fund, Inc. - Investor A Shares	56	14	42
BlackRock Capital Appreciation Fund, Inc. - Investor A Shares	21,624	1,492	20,132
BlackRock Equity Dividend Fund - Investor A Shares	3,655	9,559	(5,904)
BlackRock Global Allocation Fund, Inc. - Investor A Shares	29,353	45,525	(16,172)
BlackRock Impact Mortgage Fund - Investor A Shares	2,218	517	1,701
BlackRock International Dividend Fund - Investor A Shares	2,415	14,972	(12,557)
BlackRock LifePath® Dynamic 2025 Fund - Investor A Shares	5,470	37,626	(32,156)
BlackRock LifePath® Dynamic 2030 Fund - Investor A Shares	85,230	86,958	(1,728)
BlackRock LifePath® Dynamic 2035 Fund - Investor A Shares	20,620	9,629	10,991
BlackRock LifePath® Dynamic 2040 Fund - Investor A Shares	139,826	63,817	76,009
BlackRock LifePath® Dynamic 2045 Fund - Investor A Shares	6,509	4,381	2,128
BlackRock LifePath® Dynamic 2050 Fund - Investor A Shares	28,960	26,707	2,253
BlackRock LifePath® Dynamic 2055 Fund - Investor A Shares	29,929	7,497	22,432
BlackRock LifePath® Dynamic Retirement Fund - Investor A Shares	113,638	111,975	1,663
BlackRock Mid-Cap Growth Equity Portfolio - Investor A Shares	599	2,328	(1,729)
BlackRock Mid-Cap Value Fund - Investor A Shares	2,671	9,175	(6,504)
BlackRock S&P 500 Index V.I. Fund - Class I Shares	16,366	73,356	(56,990)
BlackRock S&P 500 Index V.I. Fund - Class III Shares	239,790	29,264	210,526
BlackRock LifePath® Dynamic 2030 Fund - Institutional Shares	78,830	74,054	4,776
BlackRock LifePath® Dynamic 2040 Fund - Institutional Shares	102,555	84,960	17,595
BlackRock LifePath® Dynamic 2050 Fund - Institutional Shares	18,420	11,706	6,714

	Units	Units	Net Increase
Sub-Account	Issued	Redeemed	(Decrease)

BlackRock LifePath® Dynamic 2060 Fund - Investor A Shares	2,643	—	2,643
BlackRock LifePath® Dynamic 2065 Fund - Investor A Shares	1,691	—	1,691
BlackRock LifePath® Dynamic Retirement Fund - Institutional Shares	35,453	67,464	(32,011)
BNY Mellon Bond Market Index Fund - Investor Class	309,806	244,244	65,562
BNY Mellon Core Plus Fund - Class A	842	4,072	(3,230)
BNY Mellon International Stock Index Fund - Investor Shares	1,045	1,590	(545)
BNY Mellon Midcap Index Fund, Inc. - Investor Shares	40,507	37,518	2,989
BNY Mellon S&P 500 Index Fund	158,954	150,765	8,189
BNY Mellon Smallcap Stock Index Fund - Investor Shares	20,631	20,995	(364)
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	32	32	—
BNY Mellon Variable Investment Fund: Appreciation Portfolio - Initial Shares	172	—	172
BNY Mellon Variable Investment Fund: Growth and Income Portfolio - Initial Shares	104	—	104
Calamos International Growth Fund - Class A	—	—	—
Calvert Bond Fund - Class A	22,109	21,506	603
Calvert Equity Fund - Class A	13,538	32,093	(18,555)
Calvert Income Fund - Class A	6,215	6,707	(492)
Calvert VP SRI Balanced Portfolio - Class I	101	18	83
ClearBridge Appreciation Fund - Class A	6,082	1,411	4,671
ClearBridge Growth Fund - Class A	34	45	(11)
ClearBridge Growth Fund - Class FI	187	39	148
ClearBridge Mid Cap Fund - Class A	17,141	3,360	13,781
ClearBridge Small Cap Growth Fund - Class A	628	1,335	(707)
ClearBridge Small Cap Growth Fund - Class FI	967	1,670	(703)
ClearBridge Value Fund - Class FI	221	130	91
ClearBridge Small Cap Fund - Class A	1,157	494	663
ClearBridge Value Fund - Class A	4,241	1,693	2,548
Columbia Acorn Fund - Class A	1,730	3,978	(2,248)
Columbia Acorn International Select℠ - Class A	—	—	—
Columbia Contrarian Core Fund - Class A	245	392	(147)
Columbia Large Cap Growth Opportunity Fund - Class A	3,294	9,112	(5,818)
Columbia Large Cap Value Fund - Institutional Class	478	319	159
Columbia Select Mid Cap Value Fund - Class A	17,193	9,283	7,910
Columbia Select Mid Cap Value Fund - Institutional Class	2,180	2,402	(222)
Columbia Select Small Cap Value Fund - Institutional Class	—	—	—
Columbia Seligman Global Technology Fund - Class A	488	1,600	(1,112)
Columbia Seligman Technology and Information Fund - Class A	5,674	2,910	2,764
Columbia Small Cap Value Fund I - Class A	436	104	332
CRM Mid Cap Value Fund - Investor Shares	5,101	177	4,924
Davis Financial Fund - Class A	579	3,664	(3,085)

	Units	Units	Net Increase
Sub-Account	Issued	Redeemed	(Decrease)

Davis New York Venture Fund - Class A	76,841	33,036	43,805
Davis Opportunity Fund - Class A	70	514	(444)
Domini Impact Equity Fund® - Investor Shares	1,744	2,027	(283)
DWS Core Equity VIP - Class A	47	10	37
DWS CROCI® Equity Dividend Fund - Class A	193	2	191
DWS Emerging Markets Fixed Income Fund - Class A	—	1	(1)
DWS International Growth Fund - Class A	754	4,445	(3,691)
DWS RREEF Real Estate Securities Fund - Class A	821	—	821
Eaton Vance Atlanta Capital SMID-Cap Fund - Class A	1,783	5,180	(3,397)
Eaton Vance Balanced Fund - Class A	2	110	(108)
Eaton Vance Dividend Builder Fund - Class A	1,131	12,060	(10,929)
Eaton Vance Income Fund of Boston - Class A	13,061	14,795	(1,734)
Eaton Vance Large-Cap Value Fund - Class A	3,989	4,970	(981)
Eaton Vance Worldwide Health Sciences Fund - Class A	470	2,828	(2,358)
Empower Emerging Markets Equity Fund - Investor Class	15,793	84	15,709
Empower International Index Fund - Investor Class	7,855	3,114	4,741
Empower Lifetime 2015 Fund - Investor Class	344	—	344
Empower Lifetime 2020 Fund - Investor Class	234	12,666	(12,432)
Empower Lifetime 2025 Fund - Investor Class	1,365	(1)	1,366
Empower Lifetime 2030 Fund - Investor Class	2,876	63	2,813
Empower Lifetime 2035 Fund - Investor Class	2,600	1,795	805
Empower Lifetime 2040 Fund - Investor Class	432	36	396
Empower Lifetime 2045 Fund - Investor Class	390	851	(461)
Empower Lifetime 2050 Fund - Investor Class	3,969	676	3,293
Empower Lifetime 2055 Fund - Investor Class	620	1	619
Empower Lifetime 2060 Fund - Investor Class	660	—	660
Empower Moderately Aggressive Profile Fund - Investor Class	14	29	(15)
Empower S&P 500® Index Fund - Investor Class	263	—	263
Empower S&P Mid Cap 400® Index Fund - Investor Class	1,212	1,413	(201)
Empower S&P Small Cap 600® Index Fund - Investor Class	611	186	425
Empower Short Duration Bond Fund - Investor Class	66	5,581	(5,515)
Federated Hermes Clover Small Value Fund - Class A	8	1,489	(1,481)
Federated Hermes Equity Income Fund, Inc. - Class A	204	1,347	(1,143)
Federated Hermes Fund for U.S. Government Securities - Class A	1,325	1,784	(459)
Federated Hermes Global Allocation Fund - Class A	—	—	—
Federated Hermes International Leaders Fund - Class A	28	—	28
Federated Hermes Kaufmann Fund - Class R	7,121	16,607	(9,486)

	Units	Units	Net Increase
Sub-Account	Issued	Redeemed	(Decrease)

Federated Hermes MDT Mid Cap Growth Fund - Class A	456	365	91
Federated Hermes Sustainable High Yield Bond Fund, Inc. - Class A	—	—	—
Federated Hermes Total Return Bond Fund - Class A	61	1,766	(1,705)
Fidelity Advisor® Equity Growth Fund - Class M	1,377	702	675
Fidelity Advisor® Leveraged Company Stock Fund - Class M	6,448	14,563	(8,115)
Fidelity Advisor® Stock Selector Fund - Class M	1,385	39,385	(38,000)
Fidelity® VIP Balanced Portfolio - Initial Class	1,353	15,691	(14,338)
Fidelity® VIP Freedom 2015 Portfolio℠ - Service Class 2	—	3,583	(3,583)
Fidelity® VIP Freedom 2020 Portfolio℠ - Service Class 2	—	2,933	(2,933)
Fidelity® VIP Freedom 2025 Portfolio℠ - Service Class 2	—	2	(2)
Fidelity® VIP Freedom 2030 Portfolio℠ - Service Class 2	1,448	26	1,422
Fidelity® VIP Growth & Income Portfolio - Initial Class	—	3,036	(3,036)
Fidelity® VIP Growth Opportunities Portfolio - Initial Class	262	3,561	(3,299)
Fidelity® VIP Investor Freedom 2035 Portfolio℠ - Service Class 2	—	—	—
Fidelity® VIP Investor Freedom 2050 Portfolio℠ - Service Class 2	—	—	—
Fidelity® VIP Overseas Portfolio - Initial Class	—	7	(7)
Fidelity® VIP Value Strategies Portfolio - Initial Class	218	12,399	(12,181)
Franklin Conservative Allocation Fund - Class A	6,033	4,906	1,127
Franklin Core Plus Fund - Class A	31,122	22,430	8,692
Franklin Growth Allocation Fund - Class A	22,367	58,512	(36,145)
Franklin Growth Fund - Class A	8,035	13,976	(5,941)
Franklin High Income Fund - Class A1	3,936	7,295	(3,359)
Franklin Income Fund - Class A1	19,237	36,119	(16,882)
Franklin Moderate Allocation Fund - Class A	18,545	44,245	(25,700)
Franklin Mutual Beacon Fund - Class A	40,565	9,832	30,733
Franklin Mutual Global Discovery Fund - Class A	22,293	69,949	(47,656)
Franklin Mutual Shares Fund - Class A	11,608	10,750	858
Franklin Mutual U.S. Mid Cap Value Fund - Class A	14	1,826	(1,812)
Franklin Small Cap Value Fund - Class A	65,695	19,858	45,837
Franklin Small-Mid Cap Growth Fund - Class A	2,947	7,309	(4,362)
Franklin Small-Mid Cap Growth VIP Fund - Class 1	1,008	969	39
Franklin Total Return Fund - Class A	831	1,412	(581)
Franklin U.S. Government Securities Fund - Class A1	1,519	5,240	(3,721)
Goldman Sachs Core Fixed Income Fund - Class A	862	555	307
Goldman Sachs Equity Income Fund - Class A	10,703	458	10,245
Goldman Sachs Government Income Fund - Class A	32,349	12,115	20,234
Goldman Sachs High Yield Fund - Class A	16,545	5,163	11,382
Goldman Sachs Income Builder Fund - Class A	13,288	525	12,763
Goldman Sachs International Equity ESG Fund - Class A	431	1,326	(895)
Goldman Sachs Large Cap Core Fund - Class A	9	128	(119)
Goldman Sachs Large Cap Value Fund - Class A	1,209	7,729	(6,520)
Goldman Sachs Mid Cap Growth Fund - Class A	1,910	750	1,160
Goldman Sachs Mid Cap Value Fund - Class A	6,538	13,308	(6,770)

	Units	Units	Net Increase
Sub-Account	Issued	Redeemed	(Decrease)

Goldman Sachs Satellite Strategies Portfolio - Class A	—	167	(167)
Goldman Sachs Small Cap Value Fund - Class A	16,501	30,330	(13,829)
Goldman Sachs Small/Mid Cap Growth Fund - Class A	814	520	294
Goldman Sachs Strategic Growth Fund - Class A	273	603	(330)
Goldman Sachs U.S. Equity Insights Fund - Class A	4,735	—	4,735
Hartford Balanced HLS Fund - Class IA	8,545	18,930	(10,385)
Hartford Balanced HLS Fund - Class IB	343	1,700	(1,357)
Hartford Balanced Income Fund - Class R4	1,673	3,509	(1,836)
Hartford Capital Appreciation Fund - Class R4	948	6,343	(5,395)
Hartford Capital Appreciation Fund - Class R5	13,034	31,435	(18,401)
Hartford Capital Appreciation HLS Fund - Class IA	9,953	34,033	(24,080)
Hartford Checks and Balances Fund - Class R4	981	15	966
Hartford Conservative Allocation Fund - Class R4	1,152	363	789
Hartford Conservative Allocation Fund - Class R5	647	2,978	(2,331)
Hartford Disciplined Equity HLS Fund - Class IA	11,547	102,823	(91,276)
Hartford Disciplined Equity HLS Fund - Class IB	19,107	35,367	(16,260)
Hartford Dividend and Growth Fund - Class R4	2,666	2,884	(218)
Hartford Dividend and Growth HLS Fund - Class IA	4,076	101,503	(97,427)
Hartford Dividend and Growth HLS Fund - Class IB	8,036	19,260	(11,224)
Hartford Equity Income Fund - Class R4	1,455	956	499
Hartford Global Impact Fund - Class R4	556	88	468
Hartford Growth Allocation Fund - Class R4	752	1,935	(1,183)
Hartford Growth Allocation Fund - Class R5	9,067	18,399	(9,332)
Hartford Growth Opportunities Fund - Class R4	748	717	31
Hartford Healthcare Fund - Class R4	607	681	(74)
Hartford Healthcare HLS Fund - Class IA	4,552	10,197	(5,645)
Hartford Healthcare HLS Fund - Class IB	2,399	3,411	(1,012)
Hartford High Yield Fund - Class R4	1,181	1,391	(210)
Hartford Inflation Plus Fund - Class R4	2,509	11,072	(8,563)
Hartford International Equity Fund - Class R4	3,255	8,405	(5,150)
Hartford International Opportunities Fund - Class R4	3,625	2,142	1,483
Hartford International Opportunities HLS Fund - Class IA	4,600	16,904	(12,304)
Hartford International Opportunities HLS Fund - Class IB	15,709	4,563	11,146
Hartford Midcap Fund - Class R4	1,036	4,256	(3,220)
Hartford MidCap HLS Fund - Class IA	464	14,695	(14,231)
Hartford MidCap Value Fund - Class R4	637	1,013	(376)
Hartford Moderate Allocation Fund - Class R4	3,495	580	2,915
Hartford Moderate Allocation Fund - Class R5	2,667	14,491	(11,824)
Hartford Small Cap Growth HLS Fund - Class IA	1,575	2,787	(1,212)
Hartford Small Cap Growth HLS Fund - Class IB	342	624	(282)
Hartford Small Company Fund - Class R4	867	1,681	(814)
Hartford Small Company HLS Fund - Class IA	534	43,058	(42,524)
Hartford Small Company HLS Fund - Class IB	2,552	4,552	(2,000)
Hartford Stock HLS Fund - Class IA	156	7,477	(7,321)

	Units	Units	Net Increase
Sub-Account	Issued	Redeemed	(Decrease)

Hartford Stock HLS Fund - Class IB	159	2,204	(2,045)
Hartford Total Return Bond Fund - Class R4	374	4,196	(3,822)
Hartford Total Return Bond Fund - Class R5	1,917	123	1,794
Hartford Total Return Bond HLS Fund - Class IA	44,886	84,823	(39,937)
Hartford Total Return Bond HLS Fund - Class IB	11,319	13,147	(1,828)
Hartford Ultrashort Bond HLS Fund - Class IA	62,014	12,029	49,985
Hartford Ultrashort Bond HLS Fund - Class IB	16,559	245,153	(228,594)
Hotchkis & Wiley Large Cap Fundamental Value Fund - Class A	1,163	1,730	(567)
Invesco American Franchise Fund - Class A	2,148	1,829	319
Invesco Balanced-Risk Commodity Strategy Fund - Class A	96	2	94
Invesco Comstock Fund - Class A	15,584	15,490	94
Invesco Developing Markets Fund - Class A	10,599	4,883	5,716
Invesco Developing Markets Fund - Class Y	461	2,250	(1,789)
Invesco Discovery Large Cap Fund - Class A	765	1,520	(755)
Invesco Discovery Mid Cap Growth Fund - Class A	3,685	14,875	(11,190)
Invesco Diversified Dividend Fund - Investor Class	1,341	4,024	(2,683)
Invesco Dividend Income Fund - Class A	123	7	116
Invesco Equity and Income Fund - Class A	54,936	96,785	(41,849)
Invesco EQV Emerging Markets All Cap Fund - Class A	3,381	2,314	1,067
Invesco EQV Emerging Markets All Cap Fund - Class Y	11,165	34,598	(23,433)
Invesco EQV European Equity Fund - Class A	2,367	3,628	(1,261)
Invesco EQV International Equity Fund - Class A	1,887	1,214	673
Invesco Global Core Equity Fund - Class A	176	261	(85)
Invesco Global Fund - Class A	4,777	9,448	(4,671)
Invesco Global Opportunities Fund - Class A	878	405	473
Invesco Global Strategic Income Fund - Class A	1,916	3,619	(1,703)
Invesco Gold & Special Minerals Fund - Class A	9,343	29,008	(19,665)
Invesco Growth and Income Fund - Class A	9,447	8,315	1,132
Invesco International Bond Fund - Class A	14,046	33,181	(19,135)
Invesco International Diversified Fund - Class A	2,196	2,707	(511)
Invesco Main Street All Cap Fund® - Class A	2,947	7,078	(4,131)
Invesco Main Street Fund® - Class A	1,113	2,185	(1,072)
Invesco Main Street Mid Cap Fund® - Class A	5,121	16,856	(11,735)
Invesco Oppenheimer International Growth Fund - Class A	3,389	4,260	(871)
Invesco Quality Income Fund - Class A	27	21	6
Invesco Real Estate Fund - Class A	19,821	10,868	8,953
Invesco Real Estate Fund - Class R5	39	2,817	(2,778)
Invesco Rising Dividends Fund - Class A	67	85	(18)
Invesco Small Cap Equity Fund - Class A	587	184	403
Invesco Small Cap Growth Fund - Class A	5,218	7,489	(2,271)
Invesco Small Cap Growth Fund - Investor Class	1,283	2,453	(1,170)
Invesco Small Cap Value Fund - Class A	835	2,779	(1,944)
Invesco Technology Fund - Investor Class	3,754	4,620	(866)

	Units	Units	Net Increase
Sub-Account	Issued	Redeemed	(Decrease)

Invesco V.I. Diversified Dividend Fund - Series I	—	—	—
Invesco V.I. Small Cap Equity Fund - Series I	23	355	(332)
Invesco V.I. Technology Fund - Series I	1,181	305	876
Invesco Value Opportunities Fund - Class A	1,093	2,141	(1,048)
Janus Henderson Balanced Fund - Class S	9,381	13,414	(4,033)
Janus Henderson Balanced Portfolio - Institutional Shares	4,070	437	3,633
Janus Henderson Enterprise Fund - Class S	2,831	3,805	(974)
Janus Henderson Enterprise Portfolio - Institutional Shares	—	754	(754)
Janus Henderson Forty Fund - Class S	8,952	14,612	(5,660)
Janus Henderson Forty Portfolio - Institutional Shares	85	2,563	(2,478)
Janus Henderson Global Research Fund - Class S	96	1,186	(1,090)
Janus Henderson Global Research Portfolio - Institutional Shares	79	287	(208)
Janus Henderson Mid Cap Value Fund - Class S	278	3,429	(3,151)
Janus Henderson Overseas Fund - Class S	7,444	15,005	(7,561)
Janus Henderson Overseas Portfolio - Institutional Shares	—	76	(76)
John Hancock New Opportunities Fund - Class A	3,371	1,001	2,370
JPMorgan Core Bond Fund - Class A	12,150	16,615	(4,465)
JPMorgan Large Cap Growth Fund - Class A	56,746	4,296	52,450
JPMorgan Large Cap Growth Fund - Class R2	211	—	211
JPMorgan Mid Cap Growth - Class R3	60	18,043	(17,983)
JPMorgan Small Cap Equity Fund - Class A	4,258	82	4,176
JPMorgan Small Cap Growth Fund - Class A	762	1,647	(885)
JPMorgan Small Cap Value Fund - Class A	544	959	(415)
JPMorgan SmartRetirement® 2020 Fund - Class A	6,565	63,625	(57,060)
JPMorgan SmartRetirement® 2025 Fund - Class A	26,475	78,196	(51,721)
JPMorgan SmartRetirement® 2030 Fund - Class A	88,086	38,731	49,355
JPMorgan SmartRetirement® 2035 Fund - Class A	23,851	25,151	(1,300)
JPMorgan SmartRetirement® 2040 Fund - Class A	55,371	11,911	43,460
JPMorgan SmartRetirement® 2045 Fund - Class A	17,454	6,037	11,417
JPMorgan SmartRetirement® 2050 Fund - Class A	25,114	10,358	14,756
JPMorgan SmartRetirement® 2055 Fund - Class A	16,864	8,514	8,350
JPMorgan SmartRetirement® 2060 Fund - Class A	2,354	693	1,661
JPMorgan SmartRetirement® Income Fund - Class A	3,745	7,971	(4,226)
JPMorgan U.S. Equity Fund - Class A	1,450	2,641	(1,191)
JPMorgan U.S. Government Money Market Fund - Reserve Class	19,302	5,127	14,175
Keeley Small Cap Dividend Value Fund - Class A	877	2,896	(2,019)
LKCM Aquinas Catholic Equity Fund	437	—	437
Loomis Sayles Bond Fund - Class ADM	830	3,754	(2,924)
Loomis Sayles Bond Fund - Retail Class	2,404	—	2,404
Lord Abbett Affiliated Fund - Class A	1,252	2,158	(906)
Lord Abbett Affiliated Fund - Class P	74	1,017	(943)
Lord Abbett Bond Debenture Fund - Class A	4,805	7,069	(2,264)
Lord Abbett Bond-Debenture Fund - Class P	111	109	2
Lord Abbett Developing Growth Fund - Class A	7,530	4,253	3,277

	Units	Units	Net Increase
Sub-Account	Issued	Redeemed	(Decrease)

Lord Abbett Developing Growth Fund - Class P	—	—	—
Lord Abbett Dividend Growth Fund - Class A	733	154	579
Lord Abbett Dividend Growth Fund - Class P	140	155	(15)
Lord Abbett Fundamental Equity Fund - Class A	1,278	2,603	(1,325)
Lord Abbett Fundamental Equity Fund - Class P	3	1	2
Lord Abbett Growth Opportunities Fund - Class A	16,753	855	15,898
Lord Abbett International Equity Fund - Class A	1,812	5,995	(4,183)
Lord Abbett Total Return Fund - Class A	52,024	35,830	16,194
Lord Abbett Value Opportunities Fund - Class A	16,393	11,236	5,157
Lord Abbett Value Opportunities Fund - Class P	686	2,380	(1,694)
LVIP American Century Balanced Fund - Standard Class II	1,860	2,035	(175)
LVIP American Century Disciplined Core Value Fund - Standard Class II	401	463	(62)
LVIP American Century Ultra Fund - Standard Class II	523	4,316	(3,793)
LVIP American Century Value Fund - Standard Class II	518	5,599	(5,081)
Macquarie Asset Strategy Fund - Class Y	1,312	1,725	(413)
Macquarie Diversified Income Fund - Class A	39,292	1,502	37,790
Macquarie Extended Duration Bond Fund - Class A	3,267	1	3,266
Macquarie Large Cap Growth Fund - Class Y	593	4,956	(4,363)
Macquarie Natural Resources Fund - Class Y	7,614	28,419	(20,805)
Macquarie Science and Technology Fund - Class Y	4,867	2,728	2,139
Macquarie Small Cap Growth Fund - Class Y	3,372	8,189	(4,817)
Massachusetts Investors Growth Stock Fund - Class A	420	3,116	(2,696)
Massachusetts Investors Trust - Class R3	1,349	788	561
MassMutual 80/20 Allocation Fund - Class R4	13	93	(80)
MassMutual Blue Chip Growth Fund - Class R4	1,485	1,677	(192)
MassMutual Blue Chip Growth Fund - Class R5	35,241	246,190	(210,949)
MassMutual Core Bond Fund - Class R4	23,845	39,159	(15,314)
MassMutual Core Bond Fund - Class R5	44,665	20,210	24,455
MassMutual Equity Opportunities Fund - Class R5	7,047	9,351	(2,304)
MassMutual Global Fund - Class R5	5,375	43	5,332
MassMutual High Yield Fund - Class R5	12,118	19,865	(7,747)
MassMutual International Equity Fund - Class R4	175	134	41
MassMutual Mid Cap Growth Fund - Class R4	455	351	104
MassMutual Mid Cap Growth Fund - Class R5	7,270	16,628	(9,358)
MassMutual Overseas Fund - Class R4	39	1,642	(1,603)

	Units	Units	Net Increase
Sub-Account	Issued	Redeemed	(Decrease)

MassMutual RetireSMART℠ by JPMorgan 2020 Fund - Class R4	2,763	13,915	(11,152)
MassMutual RetireSMART℠ by JPMorgan 2025 Fund - Class R4	19,620	15,701	3,919
MassMutual RetireSMART℠ by JPMorgan 2030 Fund - Class R4	37,085	45,460	(8,375)
MassMutual RetireSMART℠ by JPMorgan 2035 Fund - Class R4	34,702	13,624	21,078
MassMutual RetireSMART℠ by JPMorgan 2040 Fund - Class R4	56,833	16,154	40,679
MassMutual RetireSMART℠ by JPMorgan 2045 Fund - Class R4	36,081	6,133	29,948
MassMutual RetireSMART℠ by JPMorgan 2050 Fund - Class R4	19,099	7,400	11,699
MassMutual RetireSMART℠ by JPMorgan 2055 Fund - Class R4	9,135	873	8,262
MassMutual RetireSMART℠ by JPMorgan in Retirement Fund - Class R4	2,298	2,231	67
MassMutual RetireSMART℠ by JPMorgan 2060 Fund - Class R4	6,797	1,500	5,297
MassMutual Select T. Rowe Price Retirement 2015 Fund - Class M3	4	—	4
MassMutual Select T. Rowe Price Retirement 2020 Fund - Class M3	700	—	700
MassMutual Select T. Rowe Price Retirement 2025 Fund - Class M3	204	—	204
MassMutual Select T. Rowe Price Retirement 2030 Fund - Class M3	8,200	4	8,196
MassMutual Select T. Rowe Price Retirement 2035 Fund - Class M3	1,126	3	1,123
MassMutual Select T. Rowe Price Retirement 2040 Fund - Class M3	1,784	754	1,030
MassMutual Select T. Rowe Price Retirement 2045 Fund - Class M3	362	6	356
MassMutual Select T. Rowe Price Retirement 2050 Fund - Class M3	846	539	307
MassMutual Select T. Rowe Price Retirement 2055 Fund - Class M3	567	2	565
MassMutual Select T. Rowe Price Retirement 2060 Fund - Class M3	1,886	4	1,882
MassMutual Short-Duration Bond Fund - Class R4	33	33	—
MassMutual Small Cap Growth Equity Fund - Class R4	9	8,947	(8,938)
MassMutual Small Cap Opportunities Fund - Class R4	1,958	4,753	(2,795)
MassMutual Small Cap Opportunities Fund - Class R5	9,659	2,006	7,653
MassMutual Strategic Emerging Markets Fund - Class R4	221	74	147
MassMutual Total Return Bond Fund - Class R4	2,980	14,168	(11,188)
MFS® Core Equity Fund - Class A	14	4,736	(4,722)
MFS® Core Equity Fund - Class R3	125	47	78
MFS® Emerging Markets Debt Fund - Class R3	2,624	3,077	(453)
MFS® Government Securities Fund - Class R3	102,054	108,541	(6,487)
MFS® Growth Fund - Class R3	1,884	6,098	(4,214)
MFS® High Income Fund - Class A	3,664	5,740	(2,076)
MFS® High Yield Portfolio - Initial Class	619	285	334
MFS® International Growth Fund - Class R3	2,076	230	1,846
MFS® International Intrinsic Value Fund - Class R3	12,179	45,725	(33,546)
MFS® International New Discovery Fund - Class A	1,303	2,757	(1,454)
MFS® Massachusetts Investors Growth Stock Portfolio - Initial Class	76	86	(10)

	Units	Units	Net Increase
Sub-Account	Issued	Redeemed	(Decrease)

MFS® Mid Cap Growth Fund - Class A	402	708	(306)
MFS® New Discovery Fund - Class R3	27,086	10,270	16,816
MFS® Research International Fund - Class R3	31,972	28,625	3,347
MFS® Technology Fund - Class R3	229	156	73
MFS® Total Return Bond Fund - Class R3	9,809	7,852	1,957
MFS® Total Return Fund - Class R3	67,286	2,541	64,745
MFS® Utilities Fund - Class A	1,217	6,279	(5,062)
MFS® Utilities Fund - Class R3	6,099	16,557	(10,458)
MFS® Value Fund - Class A	847	9,922	(9,075)
MFS® Value Fund - Class R3	15,510	43,633	(28,123)
MFS® VIT Utilities Series - Initial Class	—	132	(132)
MM S&P 500® Index Fund - Class R4	8,254	5,384	2,870
MSIF Global Opportunity Portfolio - Class A	325	2,482	(2,157)
Neuberger Berman Sustainable Equity Fund - Class A	2,634	3,487	(853)
Neuberger Berman Sustainable Equity Fund - Trust Class	787	378	409
NexPoint Merger Arbitrage Fund - Class A	606	25	581
North Square Spectrum Alpha Fund - Class A	378	217	161
Nuveen Bond Index Fund - Retirement Class	29,019	1,179	27,840
Nuveen Equity Index Fund - Retirement Class	11,958	18,949	(6,991)
Nuveen International Value Fund - Class A	556	6,637	(6,081)
Nuveen Large Cap Growth Index Fund - Retirement Class	5,452	17,566	(12,114)
Nuveen Large Cap Value Index Fund - Retirement Class	8,681	15,623	(6,942)
Nuveen Mid Cap Growth Opportunities Fund - Class A	424	135	289
Nuveen Small Cap Select Fund - Class A	104	42	62
PGIM Jennison Focused Growth Fund - Class A	1,692	7,505	(5,813)
PGIM Jennison Mid-Cap Growth Fund - Class A	794	1,499	(705)
PGIM Jennison Natural Resources Fund - Class A	167	1	166
PIMCO Emerging Markets Bond Fund - Class A	1,754	966	788
PIMCO Real Return Fund - Admin Class	53	20,483	(20,430)
PIMCO Real Return Fund - Class A	61,724	50,421	11,303
PIMCO Total Return ESG Fund - Admin Class	67,822	53,060	14,762
PIMCO Total Return Fund - Admin Class	119	7,328	(7,209)
PIMCO Total Return Fund - Class A	60,022	104,115	(44,093)
Pioneer Disciplined Value Fund - Class A	799	409	390
Pioneer Equity Income Fund - Class A	76	871	(795)
Pioneer Fund - Class A	1,760	4,710	(2,950)
Pioneer Fundamental Growth Fund - Class A	264	786	(522)
Pioneer Global Sustainable Equity Fund - Class A	4,759	13,719	(8,960)
Pioneer High Yield Fund - Class A	2,670	11,714	(9,044)
Pioneer Mid Cap Value Fund - Class A	2,339	7,361	(5,022)
Pioneer Select Mid Cap Growth Fund - Class A	187	489	(302)
Pioneer Strategic Income Fund - Class A	44,752	47,318	(2,566)
Putnam Core Equity Fund - Class A	6,352	360	5,992
Putnam High Yield Fund - Class A	2,740	14,308	(11,568)
Putnam International Capital Opportunities Fund - Class A	937	7,978	(7,041)
Putnam International Equity Fund - Class A	366	—	366
Putnam Large Cap Growth Fund - Class A	9	97	(88)
Putnam Large Cap Value Fund - Class A	10,123	18,717	(8,594)
Putnam Small Cap Growth Fund - Class A	486	2,207	(1,721)
Putnam Sustainable Leaders Fund - Class A	31	2	29

	Units	Units	Net Increase
Sub-Account	Issued	Redeemed	(Decrease)

Putnam VT Emerging Markets Equity Fund - Class IB	72	—	72
Putnam VT Focused International Equity Fund - Class IB	—	—	—
Putnam VT High Yield Fund - Class IB	214	1,137	(923)
Putnam VT Small Cap Value Fund - Class IB	—	899	(899)
Putnam VT Sustainable Leaders Fund - Class IB	129	57	72
Royce Small-Cap Total Return Fund - Service Class	4,831	6,507	(1,676)
Royce Small-Cap Value Fund - Service Class	792	713	79
Royce Smaller-Companies Growth Fund - Service Class	237	578	(341)
Russell Investments LifePoints® Balanced Strategy Fund - Class R1	7,177	5,333	1,844
Russell Investments LifePoints® Conservative Strategy Fund - Class R1	836	719	117
Russell Investments LifePoints® Equity Growth Strategy Fund - Class R1	2	1	1
Russell Investments LifePoints® Growth Strategy Fund - Class R1	5,545	6,650	(1,105)
Russell Investments LifePoints® Moderate Strategy Fund - Class R1	978	838	140
State Street S&P 500 Index Fund - Class N	12,531	14,660	(2,129)
T. Rowe Price Equity Income Fund - Class R	3,403	8,314	(4,911)
T. Rowe Price Growth Stock Fund - Class R	9,413	39,085	(29,672)
T. Rowe Price Retirement 2010 Fund - R Class	2,442	1,843	599
T. Rowe Price Retirement 2020 Fund - R Class	13,965	55,758	(41,793)
T. Rowe Price Retirement 2030 Fund - R Class	66,797	104,565	(37,768)
T. Rowe Price Retirement 2035 Fund - R Class	954	3,348	(2,394)
T. Rowe Price Retirement 2040 Fund - R Class	54,008	41,172	12,836
T. Rowe Price Retirement 2045 Fund - R Class	2,345	792	1,553
T. Rowe Price Retirement 2050 Fund - R Class	61,142	41,873	19,269
T. Rowe Price Retirement 2055 Fund - R Class	719	597	122
T. Rowe Price Retirement 2060 Fund - R Class	4,742	1,258	3,484
T. Rowe Price Retirement 2065 Fund - R Class	440	6	434
T. Rowe Price Retirement Balanced Fund - R Class	2,518	2,051	467
Templeton Developing Markets Trust - Class A	8,186	8,644	(458)
Templeton Foreign Fund - Class A	5,416	26,976	(21,560)
Templeton Global Bond Fund - Class A	15,382	27,654	(12,272)
Templeton Growth Fund, Inc. - Class A	18,579	16,302	2,277
Thornburg International Equity Fund - Class R3	4,907	16,715	(11,808)
Thornburg International Equity Fund - Class R4	1,461	1,088	373
Thornburg Small/Mid Cap Core Fund - Class R3	1,228	5,805	(4,577)
Thornburg Small/Mid Cap Core Fund - Class R4	31	57	(26)
Thornburg Small/Mid Cap Growth Fund - Class R3	2,865	9,542	(6,677)
Thornburg Small/Mid Cap Growth Fund - Class R4	99	4	95
Timothy Plan Large/Mid-Cap Value Fund - Class A	608	976	(368)
UBS Global Allocation Fund - Class A	29	29	—
Vanguard 500 Index Fund - Admiral Shares	8,950	31,404	(22,454)
Vanguard Mid-Cap Index Fund - Admiral Shares	559	7,826	(7,267)
Vanguard Small-Cap Index Fund - Admiral Shares	83	20,471	(20,388)
Vanguard Total Bond Market Index Fund - Admiral Shares	2,183	14,031	(11,848)
Victory Diversified Stock Fund - Class A	7,867	7,036	831
Victory Munder Mid-Cap Core Growth Fund - Class A	1,338	1,682	(344)
Victory RS Value Fund - Class A	19	6,473	(6,454)
Victory Special Value Fund - Class A	5,725	5,816	(91)
Victory Sycamore Established Value Fund - Class A	680	2,187	(1,507)
Victory Sycamore Established Value Fund - Class I	15,372	59,470	(44,098)
Victory Sycamore Small Company Opportunity Fund - Class A	20,439	11,658	8,781

	Units	Units	Net Increase
Sub-Account	Issued	Redeemed	(Decrease)

Virtus Ceredex Large-Cap Value Equity Fund - Class A	—	1	(1)
Virtus Ceredex Mid-Cap Value Equity Fund - Class A	656	6,915	(6,259)
Virtus Ceredex Small-Cap Value Equity Fund - Class A	752	6,238	(5,486)
Virtus Duff & Phelps Water Fund - Institutional Class	12,078	10,628	1,450
Virtus NFJ Dividend Value Fund - Class A	11,153	53,011	(41,858)
Virtus NFJ International Value Fund - Class A	—	1,832	(1,832)
Virtus NFJ Small-Cap Value Fund - Class A	2,046	4,764	(2,718)
Impax Ellevate Global Women’s Leadership Fund – Investor Class	—	—	—
The changes in units outstanding for the year ended December 31, 2023 were as follows:

	Units	Units	Net Increase
Sub-Account	Issued	Redeemed	(Decrease)

AB Discovery Growth Fund	255	4,454	(4,199)
AB Discovery Value Fund	1,712	2,850	(1,138)
AB Global Bond Fund	649	8,072	(7,423)
AB Global Risk Allocation Fund	364	801	(437)
AB Growth Fund	88	453	(365)
AB High Income Fund	3,026	6,923	(3,897)
AB International Value Fund	9,681	13,315	(3,634)
AB Relative Value Fund	20	20	—
AB Sustainable Global Thematic Fund	13,382	14,500	(1,118)
AB Sustainable International Thematic Fund	1,892	3,146	(1,254)
AB Value Fund	865	1	864
Alger Capital Appreciation Institutional Portfolio	6,607	19,660	(13,053)
Alger Mid Cap Growth Institutional Fund	3,565	8,065	(4,500)
Alger Small Cap Growth Institutional Fund	2,078	6,080	(4,002)
Allspring Asset Allocation Fund	496	402	94
Allspring Core Bond Fund	1,462	3,857	(2,395)
Allspring Emerging Markets Equity Fund	6,954	21,459	(14,505)
Allspring International Equity Fund	21	422	(401)
Allspring Utility & Telecommunications Fund	219	63	156
American Century Diversified Bond Fund	2,619	205	2,414
American Century Equity Growth Fund	232	739	(507)
American Century Equity Income Fund	68,490	242,183	(173,693)
American Century Focused Large Cap Value fund	1,564	46	1,518
American Century Growth Fund	2,013	5,399	(3,386)
American Century Heritage Fund	9,265	7,902	1,363
American Century Inflation-Adjusted Bond Fund	312	5,480	(5,168)
American Century Mid Cap Value Fund	14,250	2,173	12,077
American Century Small Cap Value Fund	3,782	12,774	(8,992)
American Century Small Company Fund	60	133	(73)
American Century U.S. Government Money Market Fund	6,590	9,877	(3,287)
American Century Ultra® Fund	1,947	186	1,761
American Century VP Balanced Fund	98	298	(200)
American Century VP Disciplined Core Value Fund	382	355	27
American Century VP Ultra Fund	534	775	(241)
American Century VP Value Fund	907	4,396	(3,489)
American Funds AMCAP Fund®	9,821	35,149	(25,328)

	Units	Units	Net Increase
Sub-Account	Issued	Redeemed	(Decrease)

American Funds American Balanced Fund®	44,696	116,560	(71,864)
American Funds American Mutual Fund®	15,319	54,358	(39,039)
American Funds Capital Income Builder®	41,600	145,280	(103,680)
American Funds Capital World Growth and Income Fund®	49,766	144,539	(94,773)
American Funds EuroPacific Growth Fund	59,686	80,730	(21,044)
American Funds Fundamental Investors Fund®	30,806	101,210	(70,404)
American Funds New Perspective Fund®	33,427	47,265	(13,838)
American Funds New World Fund®	5,434	11,367	(5,933)
American Funds SMALLCAP World Fund®	2,295	3,732	(1,437)
American Funds The Bond Fund of America®	49,077	75,407	(26,330)
American Funds The Growth Fund of America®	83,349	150,314	(66,965)
American Funds The Income Fund of America®	32,341	77,442	(45,101)
American Funds The Investment Company of America®	29,365	43,807	(14,442)
American Funds The New Economy Fund®	6,517	36,782	(30,265)
American Funds Washington Mutual Investors Fund	11,431	38,798	(27,367)
AMG GW&K Small Mid Cap Core Fund	1,619	1,482	137
Ariel Appreciation Fund	177	132	45
Ariel Fund	177	3,632	(3,455)
Artisan Mid Cap Value Fund	703	6,049	(5,346)
Ave Maria Growth Fund	612	13	599
Ave Maria Rising Dividend Fund	3,479	2,044	1,435
Ave Maria Value Fund	333	1,297	(964)
Baron Small Cap Fund	443	889	(446)
BlackRock Advantage Large Cap Core Fund	388	823	(435)
BlackRock Advantage Large Cap Growth Fund	1,084	201	883
BlackRock Advantage Small Cap Growth Fund	7,866	3,785	4,081
BlackRock Advantage U.S. Total Market Fund	30	224	(194)
BlackRock Capital Appreciation Fund	653	853	(200)
BlackRock Equity Dividend Fund	5,305	7,215	(1,910)
BlackRock Global Allocation Fund, Inc.	26,337	55,204	(28,867)
BlackRock Impact Mortgage Fund	2,380	64	2,316
BlackRock International Dividend Fund	2,658	2,753	(95)
BlackRock LifePath® Dynamic 2025 Fund	3,143	15,802	(12,659)
BlackRock LifePath® Dynamic 2030 Fund	114,171	145,624	(31,453)
BlackRock LifePath® Dynamic 2035 Fund	9,849	10,405	(556)
BlackRock LifePath® Dynamic 2040 Fund	144,205	131,875	12,330
BlackRock LifePath® Dynamic 2045 Fund	5,116	19,291	(14,175)
BlackRock LifePath® Dynamic 2050 Fund	51,509	27,393	24,116
BlackRock LifePath® Dynamic 2055 Fund	15,059	8,483	6,576
BlackRock LifePath® Dynamic 2065 Fund	43	—	43
BlackRock LifePath® Dynamic Retirement Fund	46,989	152,084	(105,095)
BlackRock Mid Cap Growth Equity Portfolio	1,425	2,147	(722)
BlackRock Mid-Cap Value Fund	7,062	15,010	(7,948)
BlackRock S&P 500 Index V.I. Fund	70,199	90,897	(20,698)
BNY Mellon Insight Core Plus Fund	1,008	3,394	(2,386)
BNY Mellon International Stock Index Fund	1,813	3,489	(1,676)
BNY Mellon MidCap Index Fund	24,134	37,523	(13,389)
BNY Mellon S&P 500 Index Fund	149,083	157,817	(8,734)
BNY Mellon Small Cap Stock Index Fund	18,144	26,150	(8,006)
BNY Mellon Sustainable U.S. Equity Portfolio	135	135	—

	Units	Units	Net Increase
Sub-Account	Issued	Redeemed	(Decrease)

BNY Mellon Variable Investment Fund Appreciation Portfolio	31	—	31
Calvert Bond Fund	31,071	30,635	436
Calvert Equity Fund	31,203	22,569	8,634
Calvert Income Fund	11,159	10,612	547
Calvert VP SRI Balanced Portfolio	22	19	3
ClearBridge Aggressive Growth Fund	482	1,545	(1,063)
ClearBridge All Cap Value Fund	—	1	(1)
ClearBridge Appreciation Fund	864	1,931	(1,067)
ClearBridge Mid Cap Fund	2,949	4,844	(1,895)
ClearBridge Small Cap Growth Fund	3,981	10,702	(6,721)
ClearBridge Small Cap Value Fund	—	2	(2)
Clearbridge Value Trust	350	1,705	(1,355)
Columbia Acorn Fund	2,193	10,329	(8,136)
Columbia Acorn International Select Fund	—	234	(234)
Columbia Contrarian Core Fund	495	2,550	(2,055)
Columbia Large Cap Growth Opportunity Fund	3,687	8,332	(4,645)
Columbia Large Cap Value Fund	2,189	203	1,986
Columbia Select Mid Cap Value Fund	6,367	9,635	(3,268)
Columbia Seligman Global Technology Fund	1,552	693	859
Columbia Seligman Technology and Information Fund	659	588	71
Columbia Small Cap Value I Fund	290	495	(205)
CRM Mid Cap Value Fund	587	1,861	(1,274)
Davis Financial Fund	927	5,184	(4,257)
Davis New York Venture Fund	7,619	18,723	(11,104)
Davis Opportunity Fund	93	979	(886)
Delaware Diversified Income Fund	1,333	1,447	(114)
Delaware Extended Duration Bond Fund	36	6	30
Delaware Ivy Asset Strategy Fund	1,967	304	1,663
Delaware Ivy Large Cap Growth Fund	3,330	4,259	(929)
Delaware Ivy Natural Resources Fund	10,731	46,683	(35,952)
Delaware Ivy Science and Technology Fund	4,119	9,666	(5,547)
Delaware Ivy Small Cap Growth Fund	5,679	1,881	3,798
Domini Impact Equity Fund	3,176	195	2,981
Dreyfus Bond Market Index Fund	185,683	178,953	6,730
DWS Core Equity VIP	—	10	(10)
DWS CROCI Equity Dividend Fund	382	1	381
DWS International Growth Fund	837	2,276	(1,439)
Eaton Vance Atlanta Capital SMID-Cap Fund	1,151	6,462	(5,311)
Eaton Vance Balanced Fund	538	322	216
Eaton Vance Dividend Builder Fund	2,977	13,504	(10,527)
Eaton Vance Income Fund of Boston	8,999	29,948	(20,949)
Eaton Vance Large-Cap Value Fund	3,878	18,851	(14,973)
Eaton Vance Worldwide Health Sciences Fund	820	1,502	(682)
Empower International Index Fund	4,324	4,887	(563)
Empower Lifetime 2015 Fund	2,983	—	2,983
Empower Lifetime 2020 Fund	14,137	716	13,421
Empower Lifetime 2025 Fund	8,282	178	8,104
Empower Lifetime 2030 Fund	31,333	1,050	30,283

	Units	Units	Net Increase
Sub-Account	Issued	Redeemed	(Decrease)

Empower Lifetime 2035 Fund	32,266	2,258	30,008
Empower Lifetime 2040 Fund	830	18	812
Empower Lifetime 2045 Fund	5,811	—	5,811
Empower Lifetime 2050 Fund	21,869	512	21,357
Empower Lifetime 2055 Fund	482	—	482
Empower Lifetime 2060 Fund	335	—	335
Empower Moderately Aggressive Profile Fund	18	—	18
Empower S&P Mid Cap 400 Index Fund	6,046	7,486	(1,440)
Empower S&P Small Cap 600 Index Fund	203	64	139
Empower Short Duration Bond Fund	7,034	5	7,029
Federated Hermes Clover Small Value Fund	21	1,164	(1,143)
Federated Hermes Equity Income Fund, Inc.	308	18	290
Federated Hermes Fund for U.S. Government Securities	1,501	261	1,240
Federated Hermes International Leaders Fund	31	—	31
Federated Hermes Kaufmann Fund	9,862	24,937	(15,075)
Federated Hermes MDT Mid Cap Growth Fund	486	538	(52)
Federated Hermes Sustainable High Yield Bond Fund, Inc.	—	199	(199)
Federated Hermes Total Return Bond Fund	652	101	551
Fidelity Advisor Equity Growth Fund	1,744	2,219	(475)
Fidelity Advisor Leveraged Company Stock Fund	8,091	18,170	(10,079)
Fidelity Advisor® Stock Selector All Cap Fund	2,222	52	2,170
Fidelity® VIP Balanced Portfolio	781	4,630	(3,849)
Fidelity® VIP Freedom 2020 Portfolio	—	10	(10)
Fidelity® VIP Freedom 2025 Portfolio	—	7,831	(7,831)
Fidelity® VIP Freedom 2030 Portfolio	46	3,207	(3,161)
Fidelity® VIP Growth & Income Portfolio	1,049	163	886
Fidelity® VIP Growth Opportunities Portfolio	1,756	659	1,097
Fidelity® VIP Overseas Portfolio	—	108	(108)
Fidelity® VIP Value Strategies Portfolio	343	1,566	(1,223)
Franklin Conservative Allocation Fund	8,775	38,333	(29,558)
Franklin Growth Allocation Fund	22,661	74,864	(52,203)
Franklin Growth Fund	11,050	13,261	(2,211)
Franklin High Income Fund	3,558	5,808	(2,250)
Franklin Income Fund	18,596	49,178	(30,582)
Franklin Moderate Allocation Fund	21,595	66,505	(44,910)
Franklin Mutual Beacon Fund	2,392	5,064	(2,672)
Franklin Mutual Global Discovery Fund	32,822	72,915	(40,093)
Franklin Mutual Shares Fund	6,150	20,952	(14,802)
Franklin Mutual U.S. Mid Cap Value Fund	174	5,116	(4,942)
Franklin Small Cap Value Fund	6,448	22,051	(15,603)

	Units	Units	Net Increase
Sub-Account	Issued	Redeemed	(Decrease)

Franklin Small-Mid Cap Growth Fund	663	6,742	(6,079)
Franklin Strategic Income Fund	17,914	20,740	(2,826)
Franklin Total Return Fund	1,025	2,654	(1,629)
Franklin U.S. Government Securities Fund	9,157	606	8,551
Goldman Sachs Core Fixed Income Fund	1,145	542	603
Goldman Sachs Equity Income Fund	845	330	515
Goldman Sachs Focused International Equity Fund	1,070	68	1,002
Goldman Sachs Government Income Fund	30,644	25,496	5,148
Goldman Sachs High Yield Fund	4,549	10,033	(5,484)
Goldman Sachs Income Builder Fund	3,428	141	3,287
Goldman Sachs Large Cap Core Fund	100	—	100
Goldman Sachs Large Cap Value Fund	2,126	802	1,324
Goldman Sachs Mid Cap Growth Fund	2,826	2,897	(71)
Goldman Sachs Mid Cap Value Fund	5,597	11,221	(5,624)
Goldman Sachs Small Cap Value Fund	16,388	25,379	(8,991)
Goldman Sachs Small/Mid Cap Growth Fund	273	154	119
Goldman Sachs Strategic Growth Fund	1,275	187	1,088
Goldman Sachs U.S. Equity Insights Fund	6	1	5
Hartford Balanced HLS Fund	3,505	30,683	(27,178)
Hartford Capital Appreciation HLS Fund	1,708	23,973	(22,265)
Hartford Disciplined Equity HLS Fund	25,573	129,985	(104,412)
Hartford Dividend and Growth HLS Fund	14,234	129,547	(115,313)
Hartford Global Impact Fund	1,284	100	1,184
Hartford International Equity Fund	3,492	29,358	(25,866)
Hartford International Opportunities HLS Fund	6,035	8,717	(2,682)
Hartford MidCap HLS Fund	598	17,197	(16,599)
Hartford Moderate Allocation Fund	9,061	10,848	(1,787)
Hartford Quality Value Fund	—	139	(139)
Hartford Small Cap Growth HLS Fund	2,236	4,745	(2,509)
Hartford Small Company HLS Fund	12,752	31,075	(18,323)
Hartford Stock HLS Fund	1,866	4,982	(3,116)
Hartford Total Return Bond HLS Fund	33,825	98,242	(64,417)
Hartford Ultrashort Bond HLS Fund	267,066	82,948	184,118
Hotchkis and Wiley Large Cap Value Fund	511	2,621	(2,110)
Invesco American Franchise Fund	2,771	4,226	(1,455)
Invesco American Value Fund	55	9,018	(8,963)
Invesco Balanced-Risk Commodity Strategy Fund	3,030	3,694	(664)
Invesco Capital Appreciation Fund	1,910	9,413	(7,503)
Invesco Comstock Fund	6,456	12,677	(6,221)
Invesco Developing Markets Fund	11,890	14,425	(2,535)
Invesco Discovery Mid Cap Growth Fund	5,432	8,039	(2,607)
Invesco Diversified Dividend Fund	2,091	5,259	(3,168)
Invesco Dividend Income Fund	149	1	148

	Units	Units	Net Increase
Sub-Account	Issued	Redeemed	(Decrease)

Invesco Equity and Income Fund	30,854	42,495	(11,641)
Invesco EQV Emerging Markets All Cap Fund	16,728	39,256	(22,528)
Invesco EQV European Equity Fund	853	2,714	(1,861)
Invesco EQV International Equity Fund	1,547	1,491	56
Invesco Global Core Equity Fund	379	226	153
Invesco Global Opportunities Fund	873	520	353
Invesco Global Strategic Income Fund	1,643	7,069	(5,426)
Invesco Gold & Special Minerals Fund	32,402	9,716	22,686
Invesco Growth and Income Fund	7,896	16,012	(8,116)
Invesco Intermediate Bond Factor Fund	224	1,067	(843)
Invesco International Bond Fund	24,438	35,741	(11,303)
Invesco International Diversified Fund	3,572	5,882	(2,310)
Invesco Main Street All Cap Fund	3,607	2,709	898
Invesco Main Street Fund	1,377	2,919	(1,542)
Invesco Main Street Mid Cap Fund	7,687	15,867	(8,180)
Invesco Oppenheimer International Growth Fund	4,179	9,193	(5,014)
Invesco Quality Income Fund	26	(1)	27
Invesco Real Estate Fund	7,974	17,209	(9,235)
Invesco Rising Dividends Fund	83	111	(28)
Invesco Small Cap Equity Fund	1,511	8,150	(6,639)
Invesco Small Cap Growth Fund	6,711	17,029	(10,318)
Invesco Small Cap Value Fund	1,578	1,627	(49)
Invesco Technology Fund	4,373	6,367	(1,994)
Invesco V.I. Global Fund	4,159	12,051	(7,892)
Invesco V.I. Small Cap Equity Fund	420	85	335
Invesco V.I. Technology Fund	—	59	(59)
Invesco Value Opportunities Fund	24,607	4,180	20,427
Janus Henderson Balanced Fund	14,879	17,422	(2,543)
Janus Henderson Balanced Portfolio	—	491	(491)
Janus Henderson Enterprise Fund	2,943	2,974	(31)
Janus Henderson Enterprise Portfolio	687	76	611
Janus Henderson Forty Fund	17,552	18,785	(1,233)
Janus Henderson Forty Portfolio	1,144	1,316	(172)
Janus Henderson Global Research Fund	505	354	151
Janus Henderson Global Research Portfolio	103	1,458	(1,355)
Janus Henderson Mid Cap Value Fund	1,777	27,767	(25,990)
Janus Henderson Overseas Fund	9,081	19,360	(10,279)
Janus Henderson Overseas Portfolio	—	128	(128)
John Hancock New Opportunities Fund	686	2,896	(2,210)
JPMorgan Core Bond Fund	13,291	33,636	(20,345)
JPMorgan Large Cap Growth Fund	29	470	(441)
JPMorgan Mid Cap Growth Fund	421	10,461	(10,040)
JPMorgan Small Cap Equity Fund	525	28	497

	Units	Units	Net Increase
Sub-Account	Issued	Redeemed	(Decrease)

JPMorgan Small Cap Growth Fund	1,192	3,471	(2,279)
JPMorgan Small Cap Value Fund	611	828	(217)
JPMorgan SmartRetirement 2020 Fund	9,199	22,937	(13,738)
JPMorgan SmartRetirement 2025 Fund	94,800	240,581	(145,781)
JPMorgan SmartRetirement 2030 Fund	48,374	127,372	(78,998)
JPMorgan SmartRetirement 2035 Fund	28,158	105,830	(77,672)
JPMorgan SmartRetirement 2040 Fund	37,004	122,032	(85,028)
JPMorgan SmartRetirement 2045 Fund	21,518	59,052	(37,534)
JPMorgan SmartRetirement 2050 Fund	28,346	49,090	(20,744)
JPMorgan SmartRetirement 2055 Fund	21,409	41,171	(19,762)
JPMorgan SmartRetirement 2060 Fund	1,008	3	1,005
JPMorgan SmartRetirement Income Fund	2,739	14,213	(11,474)
JPMorgan U.S. Equity Fund	2,112	5,354	(3,242)
JPMorgan U.S. Government Money Market Fund	15,225	22,400	(7,175)
Keeley Small Cap Dividend Value Fund	1,566	6,516	(4,950)
LKCM Aquinas Catholic Equity Fund	501	—	501
Loomis Sayles Bond Fund	8,916	2,647	6,269
Lord Abbett Affiliated Fund	1,021	3,866	(2,845)
Lord Abbett Bond Debenture Fund	4,462	10,840	(6,378)
Lord Abbett Developing Growth Fund	8,234	3,541	4,693
Lord Abbett Dividend Growth Fund	815	4,298	(3,483)
Lord Abbett Fundamental Equity Fund	2,425	31,146	(28,721)
Lord Abbett Growth Opportunities Fund	719	254	465
Lord Abbett International Equity Inv Opt	2,866	5,715	(2,849)
Lord Abbett Total Return Fund	40,613	38,226	2,387
Lord Abbett Value Opportunities Fund	6,215	17,437	(11,222)
Massachusetts Investors Growth Stock Fund	908	2,393	(1,485)
MassMutual 80/20 Allocation Fund	152	—	152
MassMutual Blue Chip Growth Fund	47,569	317,671	(270,102)
MassMutual Equity Opportunities Fund	21,576	24,067	(2,491)
MassMutual Global Fund	896	953	(57)
MassMutual High Yield Fund	16,056	20,244	(4,188)
MassMutual International Equity Fund	353	—	353
MassMutual Mid Cap Growth Fund	20,890	15,886	5,004
MassMutual Overseas Fund	297	186	111
MassMutual RetireSMARTSM by JPMorgan 2020 Fund	6,346	23,252	(16,906)
MassMutual RetireSMARTSM by JPMorgan 2025 Fund	12,625	68,823	(56,198)
MassMutual RetireSMARTSM by JPMorgan 2030 Fund	15,518	28,169	(12,651)
MassMutual RetireSMARTSM by JPMorgan 2035 Fund	17,205	33,127	(15,922)
MassMutual RetireSMARTSM by JPMorgan 2040 Fund	18,588	20,439	(1,851)
MassMutual RetireSMARTSM by JPMorgan 2045 Fund	17,794	34,277	(16,483)
MassMutual RetireSMARTSM by JPMorgan 2050 Fund	14,553	28,755	(14,202)
MassMutual RetireSMARTSM by JPMorgan 2055 Fund	7,736	20,755	(13,019)
MassMutual RetireSMARTSM by JPMorgan 2060 Fund	2,001	528	1,473

	Units	Units	Net Increase
Sub-Account	Issued	Redeemed	(Decrease)

MassMutual RetireSMARTSM by JPMorgan In Retirement Fund	2,098	4,005	(1,907)
MassMutual Select T.Rowe Price Fund	2,219	—	2,219
MassMutual Select T.Rowe Price Retire 2020 Fund	1,068	—	1,068
MassMutual Select T.Rowe Price Retire 2025 Fund	137	—	137
MassMutual Select T.Rowe Price Retire 2030 Fund	22,680	3	22,677
MassMutual Select T.Rowe Price Retire 2035 Fund	15,159	289	14,870
MassMutual Select T.Rowe Price Retire 2040 Fund	7,197	20	7,177
MassMutual Select T.Rowe Price Retire 2045 Fund	226	4	222
MassMutual Select T.Rowe Price Retire 2050 Fund	4,056	403	3,653
MassMutual Select T.Rowe Price Retire 2060 Fund	1,743	760	983
MassMutual Small Cap Growth Equity Fund	868	11,580	(10,712)
MassMutual Small Cap Opportunities Fund	6,503	6,848	(345)
MassMutual Strategic Bond Fund	37,559	42,644	(5,085)
MassMutual Strategic Emerging Markets Fund	164	65	99
MassMutual Total Return Bond Fund	2,113	3,077	(964)
MFS Core Equity Fund	152	15,982	(15,830)
MFS Government Securities Fund	91,063	98,845	(7,782)
MFS Growth Fund	4,122	3,126	996
MFS High Income Fund	1,178	11,115	(9,937)
MFS High Yield Portfolio	—	328	(328)
MFS International Growth Fund	2,535	4,928	(2,393)
MFS International Intrinsic Value Fund	17,933	61,513	(43,580)
MFS International New Discovery Fund	723	815	(92)
MFS Massachusetts Investors Trust	1,212	2,634	(1,422)
MFS Mid Cap Growth Fund	461	3,016	(2,555)
MFS New Discovery Fund	11,194	27,515	(16,321)
MFS Research International Fund	28,522	45,244	(16,722)
MFS Technology Fund	488	394	94
MFS Total Return Bond Fund	7,304	13,887	(6,583)
MFS Total Return Fund	13,651	15,456	(1,805)
MFS Utilities Fund	10,804	25,776	(14,972)
MFS Utilities Series	—	1,221	(1,221)
MFS Value Fund	21,554	67,095	(45,541)
MFS® Emerging Markets Debt Fund	1,083	1,143	(60)
MM S&P 500® Index Fund	8,026	55,117	(47,091)
MSIF Global Opportunity Portfolio	501	986	(485)
Neuberger Berman Sustainable Equity Fund	4,054	6,429	(2,375)
NexPoint Merger Arbitrage Fund	1,163	568	595
North Square Spectrum Alpha Fund	653	2,334	(1,681)
Nuveen International Value Fund	1,471	1,355	116
Nuveen Mid Cap Growth Opportunities Fund	478	329	149
Nuveen Small Cap Select Fund	423	251	172
PGIM Jennison Focused Growth Fund	2,798	12,937	(10,139)
PGIM Jennison Mid-Cap Growth Fund	1,035	3,658	(2,623)

	Units	Units	Net Increase
Sub-Account	Issued	Redeemed	(Decrease)

PGIM Jennison Natural Resources Fund	225	856	(631)
PIMCO Emerging Markets Bond Fund	775	1,425	(650)
PIMCO Real Return Fund	36,446	102,416	(65,970)
PIMCO Total Return ESG Fund	28,585	48,797	(20,212)
PIMCO Total Return Fund	68,301	191,916	(123,615)
Pioneer Disciplined Value Fund	1,386	3,964	(2,578)
Pioneer Equity Income Fund	137	59	78
Pioneer Fund	2,836	9,239	(6,403)
Pioneer Fundamental Growth Fund	133	1,678	(1,545)
Pioneer Global Sustainable Equity Fund	16,888	27,025	(10,137)
Pioneer High Yield Fund	4,677	3,419	1,258
Pioneer Mid Cap Value Fund	3,583	5,916	(2,333)
Pioneer Select Mid Cap Growth Fund	220	80	140
Pioneer Strategic Income Fund	32,524	19,030	13,494
Putnam Core Equity Fund	31,486	817	30,669
Putnam Focused International Equity Fund	—	88	(88)
Putnam High Yield Fund	18,398	18,940	(542)
Putnam International Capital Opportunities Fund	2,703	1,407	1,296
Putnam International Equity Fund	388	—	388
Putnam Large Cap Growth Fund	12	7	5
Putnam Large Cap Value Fund	10,469	11,295	(826)
Putnam Small Cap Growth Fund	918	928	(10)
Putnam Sustainable Leaders Fund	40	3	37
Putnam VT Emerging Markets Equity Fund	23	210	(187)
Putnam VT High Yield Fund	—	1,429	(1,429)
Putnam VT Small Cap Value Fund	97	661	(564)
Putnam VT Sustainable Leaders Fund	121	58	63
Royce Small-Cap Total Return Fund	6,165	23,192	(17,027)
Royce Small-Cap Value Fund	1,155	200	955
Royce Smaller-Companies Growth Fund	301	170	131
Russell Balanced Strategy Fund	—	17	(17)
Russell Conservative Strategy Fund	—	383	(383)
Russell Growth Strategy Fund	—	152	(152)
Russell Moderate Strategy Fund	—	10	(10)
SSgA S&P 500 Index Fund	6,732	7,317	(585)
T. Rowe Price Equity Income Fund	3,966	11,116	(7,150)
T. Rowe Price Growth Stock Fund, Inc.	15,983	44,107	(28,124)
T. Rowe Price Retirement 2010 Fund	1,976	1,676	300
T. Rowe Price Retirement 2020 Fund	22,035	92,525	(70,490)
T. Rowe Price Retirement 2030 Fund	80,541	83,868	(3,327)
T. Rowe Price Retirement 2035 Fund	3,178	1	3,177
T. Rowe Price Retirement 2040 Fund	65,479	65,389	90

	Units	Units	Net Increase
Sub-Account	Issued	Redeemed	(Decrease)

T. Rowe Price Retirement 2045 Fund	2,571	2	2,569
T. Rowe Price Retirement 2050 Fund	58,755	49,027	9,728
T. Rowe Price Retirement 2055 Fund	1,303	687	616
T. Rowe Price Retirement 2060 Fund	2,892	351	2,541
T. Rowe Price Retirement Balanced Fund	4,788	23,941	(19,153)
Templeton Developing Markets Trust	7,059	7,006	53
Templeton Foreign Fund	8,581	23,222	(14,641)
Templeton Global Bond Fund	18,660	39,125	(20,465)
Templeton Growth Fund	7,668	7,486	182
The Hartford Balanced Income Fund	986	1,709	(723)
The Hartford Capital Appreciation Fund	9,093	50,580	(41,487)
The Hartford Checks and Balances Fund	1,129	1,102	27
The Hartford Conservative Allocation Fund	3,048	4,945	(1,897)
The Hartford Dividend and Growth Fund	1,347	1,420	(73)
The Hartford Equity Income Fund	2,637	1,493	1,144
The Hartford Growth Allocation Fund	25,835	17,056	8,779
The Hartford Growth Opportunities Fund	963	1,002	(39)
The Hartford Healthcare Fund	537	1,392	(855)
The Hartford Healthcare HLS Fund	4,814	9,036	(4,222)
The Hartford High Yield	1,480	1,036	444
The Hartford Inflation Plus Fund	4,600	5,559	(959)
The Hartford International Opportunities Fund	2,172	8,804	(6,632)
The Hartford MidCap Fund	1,864	1,596	268
The Hartford MidCap Value Fund	552	428	124
The Hartford Small Company Fund	1,016	2,227	(1,211)
The Hartford Total Return Bond Fund	2,785	791	1,994
Thornburg International Equity Fund	8,554	40,427	(31,873)
Thornburg Small Mid Cap Core Fund	3,176	6,456	(3,280)
Thornburg Small Mid Cap Growth Fund	2,105	2,914	(809)
TIAA-CREF Bond Index Fund	6,377	4,882	1,495
TIAA-CREF Equity Index Fund	15,519	21,563	(6,044)
TIAA-CREF Large Cap Growth Fund	6,521	19,850	(13,329)
TIAA-CREF Large Cap Value Index Fund	12,784	13,135	(351)
Timothy Plan Large/Mid Cap Value Fund	828	159	669
UBS Global Allocation Fund	81	136	(55)
Vanguard 500 Index Fund	291	43,940	(43,649)
Vanguard Mid-Cap Index Fund	20	13,393	(13,373)
Vanguard Small-Cap Index Fund	44	27,195	(27,151)
Vanguard Total Bond Market Index Fund	30	6,654	(6,624)
Victory Diversified Stock Fund	758	890	(132)
Victory Munder Mid-Cap Core Growth Fund	1,478	979	499
Victory RS Value Fund	923	11,594	(10,671)
Victory Special Value Fund	2,646	9,409	(6,763)
Victory Sycamore Established Value Fund	20,299	78,287	(57,988)

	Units	Units	Net Increase
Sub-Account	Issued	Redeemed	(Decrease)

Victory Sycamore Small Company Opportunity Fund	7,573	37,994	(30,421)
Virtus Ceredex Large-Cap Value Equity Fund	2	—	2
Virtus Ceredex Mid-Cap Value Equity Fund	1,395	3,447	(2,052)
Virtus Ceredex Small-Cap Value Equity Fund	1,022	2,111	(1,089)
Virtus Duff & Phelps Water Fund Institutional	7,071	17,377	(10,306)
Virtus NFJ Dividend Value Fund	13,268	53,853	(40,585)
Virtus NFJ International Value Fund	171	313	(142)
Virtus NFJ Small-Cap Value Fund	3,290	4,439	(1,149)

6. Financial Highlights:
The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios representing the lowest and highest contract charges for each of the periods presented within each active Sub-Account that had units outstanding as of the period ended December 31, 2024. The unit value range presented below represents the unit values of the highest and lowest contract charges, therefore a specific Sub-Account unit value may be outside of the range presented in this table. Prior to December 31, 2023, the Sub-Account was presented at the Fund level. For year end December 31, 2024, the Sub-Account is being presented at the share class level.

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
AB Discovery Growth Fund - Class A
2024	2,052	48.59	to	44.18	96,625	0.50%	to	0.85%	—%			16.37%	to	16.78%
2023	2,304	38.92	to	37.83	92,375	0.50%	to	1.25%	—%			17.25%	to	18.13%
2022	6,503	33.20	to	32.02	222,544	0.50%	to	1.25%	—%			(40.71)%	to	(36.43)%
2021	6,522	55.99	to	50.37	350,480	0.50%	to	1.25%	0.00%	to	0.00%	10.27%	to	9.45%
2020	6,597	48.07	to	45.68	323,231	0.50%	to	1.25%	0.00%	to	0.00%	51.75%	to	50.62%

AB Discovery Value Fund - Class A
2024	17,748	30.59	to	35.54	576,205	0.35%	to	1.25%	0.52%			8.24%	to	9.22%
2023	18,102	28.26	to	32.54	540,834	0.35%	to	1.25%	0.47%			15.25%	to	16.29%
2022	19,240	24.52	to	27.98	498,940	0.35%	to	1.25%	0.85%			(17.38)%	to	(16.64)%
2021	20,015	29.68	to	33.56	627,417	0.15%	to	1.25%	0.83%	to	2.00%	33.76%	to	38.71%
2020	27,239	22.19	to	24.87	639,581	0.35%	to	1.25%	0.58%	to	0.61%	1.83%	to	2.75%

AB Global Bond Fund - Class A
2024	2,063	11.51	to	12.78	23,996	0.50%	to	1.25%	3.47%			1.03%	to	1.79%
2023	2,909	11.39	to	12.55	34,701	0.50%	to	1.25%	3.23%			5.51%	to	6.30%
2022	10,332	10.80	to	11.81	112,959	0.50%	to	1.25%	7.34%			(13.35)%	to	(12.70)%
2021	10,873	12.46	to	13.52	137,444	0.50%	to	1.25%	2.70%	to	2.75%	(2.14)%	to	(1.41)%
2020	10,509	12.74	to	13.72	135,550	0.50%	to	1.25%	1.71%	to	1.71%	3.42%	to	4.20%

AB Global Risk Allocation Fund - Class A
2024	5,811	21.01	to	23.02	121,834	0.00%	to	1.25%	1.73%			6.13%	to	7.47%
2023	7,939	19.80	to	21.42	160,255	0.00%	to	1.25%	0.25%			4.78%	to	6.09%
2022	8,376	18.89	to	20.19	164,284	0.00%	to	1.25%	6.00%			(11.07)%	to	(20.99)%
2021	8,709	21.25	to	25.55	191,251	0.00%	to	1.25%	9.11%	to	9.23%	10.65%	to	12.04%
2020	9,265	19.20	to	20.01	185,510	0.00%	to	1.25%	3.32%	to	3.34%	9.21%	to	10.59%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
AB Growth Fund - Class A
2024	914	55.52	to	61.17	53,179	0.50%	to	1.05%	—%			30.32%	to	31.04%
2023	866	42.61	to	46.68	38,864	0.50%	to	1.05%	—%			36.06%	to	36.80%
2022	1,231	31.32	to	34.12	39,915	0.50%	to	1.05%	—%			(35.74)%	to	(29.98)%
2021	1,069	48.73	to	48.73	49,907	0.50%	to	1.25%	0.00%	to	0.00%	20.46%	to	38.99%
2020	1,416	37.54	to	40.45	56,069	0.50%	to	1.05%	0.00%	to	0.00%	34.51%	to	35.26%

AB High Income Fund - Class A
2024	22,549	16.59	to	18.42	396,543	0.50%	to	1.25%	7.14%			7.27%	to	8.08%
2023	24,064	15.47	to	17.04	395,487	0.50%	to	1.25%	7.49%			12.92%	to	13.76%
2022	27,961	13.70	to	14.98	404,119	0.50%	to	1.25%	6.98%			(12.94)%	to	(12.29)%
2021	29,444	15.74	to	17.08	486,799	0.35%	to	1.25%	0.00%	to	0.00%	3.62%	to	6.12%
2020	35,552	15.19	to	16.36	567,436	0.50%	to	1.25%	6.24%	to	6.24%	1.63%	to	2.40%

AB International Value Fund - Class A
2024	52,706	11.73	to	13.71	648,846	0.00%	to	1.25%	8.47%			3.49%	to	(4.46)%
2023	58,781	11.34	to	14.35	698,348	0.00%	to	1.25%	1.14%			13.46%	to	13.53%
2022	62,415	9.99	to	12.64	647,074	0.00%	to	1.25%	1.18%			(11.91)%	to	(11.85)%
2021	63,151	11.34	to	14.34	744,982	0.00%	to	1.25%	0.00%	to	2.65%	7.90%	to	9.39%
2020	64,793	10.37	to	13.29	689,863	0.00%	to	1.25%	0.84%	to	0.86%	0.75%	to	1.30%

AB Large Cap Value Fund - Class A (29)
2024	2,039	18.09	to	20.65	37,061	0.50%	to	1.25%	1.02%			14.13%	to	15.00%
2023	2,183	15.85	to	17.96	34,730	0.50%	to	1.25%	1.55%			17.03%	to	17.91%
2022	1,319	13.55	to	15.23	17,948	0.50%	to	1.25%	1.42%			(8.16)%	to	(7.47)%
2021	1,155	14.75	to	16.46	17,104	0.50%	to	1.25%	0.97%	to	1.07%	25.44%	to	26.39%
2020	1,039	11.76	to	13.03	12,254	0.50%	to	1.25%	1.38%	to	1.45%	(0.35)%	to	0.40%
(29) Formerly, AB Value Fund. Name changed to AB Large Cap Value Fund effective October 1, 2024.

AB Relative Value Fund - Class A
2024	885	35.86	to	33.35	29,430	0.50%	to	1.25%	0.97%			11.28%	to	12.12%
2023	1,629	32.22	to	29.74	47,506	0.50%	to	1.25%	1.37%			9.84%	to	10.67%
2022	1,629	29.34	to	26.88	43,004	0.50%	to	1.25%	0.98%			(5.37)%	to	(4.66)%
2021	2,567	31.00	to	28.19	71,683	0.50%	to	1.25%	0.10%	to	0.67%	26.75%	to	25.81%
2020	3,606	24.64	to	22.24	81,452	0.50%	to	1.25%	1.35%	to	1.35%	2.30%	to	1.54%

AB Sustainable Global Thematic Fund - Advisor Class
2024	121,051	17.28	to	17.28	2,091,833	0.00%	to	0.00%	—%			6.27%	to	6.27%
2023	122,877	16.26	to	16.26	1,998,170	0.00%	to	0.00%	0.25%			16.25%	to	16.25%
2022	123,995	13.99	to	13.99	1,734,485	0.00%	to	0.00%	0.42%			(26.99)%	to	(26.99)%
2021	144,690	19.16	to	19.16	2,772,172	0.00%	to	0.00%	0.00%	to	0.00%	22.61%	to	22.61%
2020	130,734	15.63	to	15.63	2,042,937	0.00%	to	0.00%	0.20%	to	0.20%	0.00%	to	0.00%

AB Sustainable International Thematic Fund - Class A
2024	12,540	15.08	to	12.70	178,841	0.35%	to	1.25%	—%			(1.56)%	to	(0.67)%
2023	27,610	15.32	to	12.78	380,953	0.35%	to	1.25%	—%			11.69%	to	12.70%
2022	28,864	13.71	to	11.34	354,102	0.35%	to	1.25%	—%			(32.07)%	to	(27.05)%
2021	30,110	20.19	to	15.55	506,333	0.35%	to	1.25%	0.00%	to	0.00%	7.68%	to	6.72%
2020	35,217	17.78	to	14.44	554,451	0.35%	to	1.25%	0.00%	to	0.00%	29.10%	to	27.95%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
Alger Capital Appreciation Institutional Fund - Class I
2024	78,803	91.10	to	77.40	6,350,877	0.35%	to	1.25%	—%			47.72%	to	49.07%
2023	91,082	61.67	to	51.92	4,974,219	0.35%	to	1.25%	—%			41.11%	to	42.38%
2022	104,135	43.70	to	36.47	4,064,869	0.35%	to	1.25%	—%			(43.15)%	to	(37.03)%
2021	107,643	76.87	to	57.91	6,708,501	0.35%	to	1.25%	0.00%	to	0.00%	17.49%	to	16.43%
2020	113,540	60.14	to	49.29	6,130,072	0.35%	to	1.25%	0.00%	to	0.00%	40.85%	to	39.59%

Alger Mid Cap Growth Institutional Fund - Class I
2024	42,532	38.92	to	35.34	1,480,645	0.00%	to	1.25%	—%			18.52%	to	20.02%
2023	54,295	32.84	to	29.45	1,582,600	0.00%	to	1.25%	—%			21.16%	to	22.68%
2022	58,795	27.10	to	24.00	1,415,779	0.00%	to	1.25%	—%			(41.78)%	to	(35.28)%
2021	75,514	46.55	to	37.09	2,771,371	0.00%	to	1.25%	0.00%	to	0.00%	4.42%	to	3.12%
2020	72,795	41.12	to	35.52	2,580,490	0.00%	to	1.25%	0.00%	to	0.00%	64.10%	to	62.07%

Alger Small Cap Growth Institutional Fund - Class I
2024	11,584	25.24	to	29.58	329,432	0.35%	to	1.25%	—%			6.42%	to	7.39%
2023	10,919	23.71	to	27.54	286,774	0.35%	to	1.25%	—%			13.40%	to	14.43%
2022	14,921	20.91	to	24.07	342,797	0.35%	to	1.25%	—%			(38.94)%	to	(38.38)%
2021	15,488	34.24	to	39.07	578,852	0.35%	to	1.25%	0.00%	to	0.00%	(6.11)%	to	(5.26)%
2020	18,993	36.47	to	41.24	754,973	0.35%	to	1.25%	0.00%	to	0.00%	62.83%	to	64.30%

Allspring Asset Allocation Fund - Class A
2024	6,728	20.84	to	21.28	136,590	0.35%	to	1.25%	3.10%			9.28%	to	10.27%
2023	7,007	19.07	to	19.30	126,966	0.35%	to	1.25%	—%			12.91%	to	13.92%
2022	6,913	16.89	to	16.94	110,825	0.35%	to	1.25%	3.65%			(16.52)%	to	(24.21)%
2021	5,687	20.23	to	22.35	108,201	0.35%	to	1.25%	0.05%	to	1.23%	12.05%	to	13.06%
2020	9,973	17.90	to	18.17	176,167	0.35%	to	1.25%	2.91%	to	2.93%	12.17%	to	13.18%

Allspring Core Bond Fund - Class A
2024	4,713	11.21	to	12.05	54,546	0.75%	to	1.25%	4.04%			0.14%	to	0.64%
2023	4,617	11.19	to	12.38	53,393	0.50%	to	1.25%	3.52%			4.31%	to	5.10%
2022	7,012	10.73	to	11.78	79,543	0.50%	to	1.25%	1.81%			(14.80)%	to	(14.16)%
2021	6,146	12.59	to	13.73	81,308	0.50%	to	1.25%	0.83%	to	0.84%	(3.24)%	to	(2.51)%
2020	6,322	13.01	to	14.08	85,590	0.50%	to	1.25%	1.40%	to	1.50%	7.06%	to	7.87%

Allspring Emerging Markets Equity Fund - Class A
2024	40,710	23.73	to	27.36	1,018,469	0.35%	to	1.25%	0.93%			2.08%	to	3.01%
2023	47,234	23.25	to	26.57	1,152,248	0.35%	to	1.25%	0.85%			7.04%	to	2.91%
2022	61,739	21.72	to	25.81	1,406,137	0.00%	to	1.25%	0.67%			(20.74)%	to	(19.75)%
2021	70,392	27.40	to	32.17	2,012,123	0.00%	to	1.25%	0.00%	to	0.15%	(13.23)%	to	(12.13)%
2020	75,894	31.58	to	36.61	2,489,362	0.00%	to	1.25%	0.07%	to	0.08%	19.36%	to	20.86%

Allspring International Equity Fund - Class A
2024	1,878	11.39	to	11.90	21,913	0.50%	to	0.75%	2.34%			(0.70)%	to	(0.45)%
2023	2,093	11.47	to	11.96	24,617	0.50%	to	0.75%	1.97%			14.70%	to	14.99%
2022	2,494	10.00	to	10.40	25,605	0.50%	to	0.75%	2.23%			(23.13)%	to	(12.01)%
2021	4,781	13.01	to	11.82	56,158	0.00%	to	1.25%	0.00%	to	1.42%	4.48%	to	15.89%
2020	4,788	11.23	to	13.40	53,504	0.50%	to	1.25%	0.71%	to	0.84%	3.22%	to	4.00%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
Allspring Utility and Telecommunications Fund - Class A
2024	562	41.04	to	46.21	23,893	0.50%	to	1.25%	2.09%			16.21%	to	17.09%
2023	470	35.32	to	39.47	17,139	0.50%	to	1.25%	2.33%			(6.37)%	to	(5.66)%
2022	314	37.72	to	41.84	12,053	0.50%	to	1.25%	1.69%			(4.62)%	to	(5.74)%
2021	452	39.55	to	44.38	18,536	0.35%	to	1.25%	0.00%	to	0.41%	12.54%	to	15.59%
2020	353	35.14	to	38.40	12,848	0.50%	to	1.25%	1.44%	to	1.55%	2.93%	to	3.71%

American Century Investments® Diversified Bond Fund - Class A
2024	14,856	10.92	to	11.59	162,620	0.85%	to	1.25%	4.12%			(0.18)%	to	0.22%
2023	14,527	10.94	to	11.56	159,619	0.85%	to	1.25%	3.63%			3.73%	to	4.15%
2022	12,113	10.55	to	11.10	128,332	0.85%	to	1.25%	2.11%			(15.24)%	to	(14.90)%
2021	14,428	12.44	to	13.05	180,120	0.85%	to	1.25%	1.15%	to	1.25%	(2.24)%	to	(1.85)%
2020	13,205	12.73	to	13.29	168,556	0.85%	to	1.25%	1.33%	to	1.37%	6.44%	to	6.87%

American Century Investments® Equity Growth Fund - Class A
2024	2,054	40.26	to	35.15	84,101	0.75%	to	1.25%	0.37%			22.86%	to	23.48%
2023	2,105	32.77	to	28.46	69,258	0.75%	to	1.25%	1.17%			22.48%	to	23.09%
2022	2,612	26.75	to	23.13	70,163	0.75%	to	1.25%	0.91%			(28.64)%	to	(34.36)%
2021	3,827	37.49	to	35.23	131,258	0.65%	to	1.25%	0.28%	to	1.70%	59.84%	to	24.61%
2020	3,663	28.27	to	24.20	100,590	0.75%	to	1.25%	0.84%	to	0.84%	13.39%	to	12.82%

American Century Investments® Equity Income Fund - Class A #
2024	58,740	39.52	to	31.02	2,068,538	0.35%	to	1.25%	2.22%			8.88%	to	9.87%

American Century Investments® Equity Income Fund - Investor Class #
2024	1,123,695	17.54	to	17.54	19,704,524	0.00%	to	0.00%	2.53%			10.53%	to	10.53%

American Century Investments® Equity Income Fund #
2023	1,315,113	36.30	to	15.86	22,098,166	0.00%	to	1.25%	2.36%			2.36%	to	3.90%
2022	1,488,806	35.47	to	15.27	24,451,642	0.00%	to	1.25%	2.09%			(33.36)%	to	55.18%
2021	1,591,659	53.22	to	9.84	27,640,142	0.00%	to	1.25%	—%			15.05%	to	(27.11)%
2020	1,810,109	32.31	to	13.50	27,370,353	0.00%	to	1.25%	1.89%	to	1.91%	(0.43)%	to	(71.81)%

American Century Investments® Focused Large Cap Value Fund - Class A
2024	3,266	23.73	to	11.41	48,999	0.65%	to	0.75%	1.66%			10.04%	to	10.15%
2023	4,440	21.56	to	10.36	70,589	0.65%	to	0.75%	1.69%			4.90%	to	(49.59)%
2022	2,922	20.56	to	20.56	60,061	0.75%	to	0.75%	1.56%			0.70%	to	0.70%
2021	2,638	20.41	to	20.41	53,852	0.75%	to	1.25%	1.43%	to	2.29%	37.62%	to	16.90%
2020	2,605	17.46	to	17.46	45,491	0.75%	to	0.75%	1.59%	to	1.59%	1.49%	to	1.49%

American Century Investments® Growth Fund - Class A
2024	18,598	97.64	to	118.99	2,005,477	0.00%	to	1.25%	—%			24.35%	to	25.92%
2023	20,924	78.52	to	89.72	1,806,731	0.35%	to	1.25%	—%			41.14%	to	42.41%
2022	24,310	55.63	to	63.00	1,477,613	0.35%	to	1.25%	—%			12.42%	to	(31.85)%
2021	21,275	49.48	to	92.45	1,900,499	0.35%	to	1.25%	0.00%	to	0.00%	(32.16)%	to	25.60%
2020	22,958	65.58	to	72.94	1,626,425	0.35%	to	1.25%	0.10%	to	0.12%	33.16%	to	154.10%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
American Century Investments® Heritage Fund - Class A
2024	44,042	26.51	to	30.46	1,241,263	0.00%	to	1.25%	—%			23.00%	to	24.55%
2023	52,687	21.55	to	24.45	1,208,670	0.00%	to	1.25%	—%			38.42%	to	34.75%
2022	51,324	15.57	to	18.15	985,488	0.00%	to	1.25%	—%			(28.97)%	to	(36.00)%
2021	55,453	21.92	to	28.36	1,489,041	0.00%	to	1.25%	0.00%	to	0.00%	(2.84)%	to	9.44%
2020	59,225	22.56	to	23.41	1,448,395	0.00%	to	1.25%	0.00%	to	0.00%	22.28%	to	40.43%

American Century Investments® Inflation-Adjusted Bond Fund - Class A
2024	2,915	13.29	to	13.88	40,855	0.75%	to	1.25%	1.97%			0.26%	to	0.77%
2023	2,690	13.26	to	13.77	37,473	0.75%	to	1.25%	2.68%			1.54%	to	2.05%
2022	7,858	13.06	to	13.49	106,479	0.75%	to	1.25%	5.72%			(13.63)%	to	(16.11)%
2021	9,630	15.12	to	16.09	150,224	0.75%	to	1.25%	4.22%	to	4.27%	4.80%	to	5.33%
2020	10,722	14.42	to	14.76	159,306	0.75%	to	1.25%	0.95%	to	0.95%	8.67%	to	9.21%

American Century Investments® Mid Cap Value Fund - Class A
2024	19,532	35.49	to	42.73	548,741	0.00%	to	1.25%	1.32%			6.88%	to	8.23%
2023	27,193	33.21	to	39.48	717,057	0.00%	to	1.25%	1.52%			4.59%	to	5.90%
2022	15,116	31.75	to	37.28	522,544	0.00%	to	1.25%	1.34%			(2.88)%	to	(1.67)%
2021	21,350	32.69	to	37.91	766,256	0.00%	to	1.25%	0.00%	to	1.05%	21.22%	to	22.75%
2020	21,728	26.97	to	30.89	639,293	0.00%	to	1.25%	1.20%	to	1.24%	0.17%	to	1.43%

American Century Investments® Small Cap Value Fund - Class A #
2024	14,638	47.85	to	57.61	708,288	0.35%	to	1.25%	0.81%			5.60%	to	6.56%

American Century Investments® Small Cap Value Fund - Investor Class #
2024	66,477	44.55	to	44.55	2,961,681	0.00%	to	0.00%	1.03%			7.20%	to	7.20%

American Century Investments® Small Cap Value Fund #
2023	88,380	45.31	to	41.56	3,734,721	0.00%	to	1.25%	1.04%			14.50%	to	16.08%
2022	97,372	39.57	to	35.80	3,556,410	0.00%	to	1.25%	0.76%			(28.35)%	to	(14.72)%
2021	104,851	55.23	to	41.98	4,499,444	0.00%	to	1.25%	0.00%	to	0.31%	36.91%	to	34.82%
2020	114,541	34.96	to	30.66	3,595,482	0.00%	to	1.25%	0.24%	to	0.45%	8.93%	to	7.33%

American Century Investments® U.S. Government Money Market Fund - Class A
2024	63,163	10.23	to	11.42	697,343	0.00%	to	1.25%	4.54%			3.34%	to	4.65%
2023	34,094	9.90	to	10.91	353,025	0.00%	to	1.25%	4.31%			3.11%	to	4.40%
2022	37,381	9.60	to	10.45	372,513	0.00%	to	1.25%	1.18%			(0.14)%	to	1.11%
2021	33,086	9.61	to	10.34	328,375	0.00%	to	1.25%	0.00%	to	0.00%	(1.23)%	to	0.01%
2020	108,409	9.73	to	10.33	1,094,560	0.00%	to	1.25%	0.21%	to	0.22%	(1.03)%	to	0.21%

American Century Investments® Ultra Fund - Class A
2024	13,929	66.40	to	79.74	1,039,490	0.35%	to	1.25%	—%			27.60%	to	28.76%
2023	14,495	52.04	to	61.93	847,200	0.35%	to	1.25%	—%			41.19%	to	42.46%
2022	12,734	36.86	to	43.47	525,583	0.35%	to	1.25%	—%			(33.47)%	to	(32.87)%
2021	12,370	55.40	to	64.76	761,878	0.35%	to	1.25%	0.00%	to	0.00%	21.38%	to	22.48%
2020	12,632	45.65	to	52.88	638,125	0.35%	to	1.25%	0.00%	to	0.00%	47.55%	to	48.88%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
American Funds AMCAP Fund® - Class R3
2024	80,074	43.72	to	42.82	3,445,116	0.50%	to	1.25%	0.14%			19.22%	to	20.12%
2023	87,123	36.67	to	35.65	3,142,184	0.50%	to	1.25%	0.12%			23.65%	to	25.37%
2022	112,451	29.66	to	28.43	3,118,296	0.00%	to	1.25%	—%			(31.30)%	to	(29.90)%
2021	122,021	43.17	to	40.56	4,837,097	0.00%	to	1.25%	0.00%	to	0.00%	23.25%	to	21.72%
2020	123,596	33.90	to	33.32	4,021,014	0.00%	to	1.25%	0.00%	to	0.00%	21.02%	to	19.52%

American Funds American Balanced Fund® - Class R3 #
2024	354,937	30.66	to	32.31	10,694,753	0.35%	to	1.25%	1.73%			13.14%	to	14.17%

American Funds American Balanced Fund® - Class R4 #
2024	466,998	17.29	to	17.29	8,072,552	0.00%	to	0.00%	2.00%			14.90%	to	14.90%

American Funds American Balanced Fund® #
2023	914,964	27.09	to	15.04	18,159,726	0.00%	to	1.25%	2.28%			12.21%	to	13.96%
2022	986,828	24.15	to	13.20	17,222,188	0.00%	to	1.25%	1.41%			(21.20)%	to	(12.14)%
2021	1,041,419	30.64	to	15.03	20,599,362	0.00%	to	1.25%	0.00%	to	1.15%	15.72%	to	13.93%
2020	1,184,253	24.50	to	12.98	20,217,361	0.00%	to	1.25%	0.66%	to	1.08%	9.14%	to	(42.59)%

American Funds American Mutual Fund® - Class R3
2024	155,281	35.43	to	36.28	4,374,049	0.00%	to	1.25%	1.42%			13.14%	to	14.57%
2023	137,025	31.32	to	31.67	3,899,928	0.00%	to	1.25%	1.83%			7.84%	to	8.88%
2022	176,064	29.04	to	29.08	4,985,220	0.00%	to	1.25%	1.61%			(4.81)%	to	(14.37)%
2021	174,490	30.51	to	33.97	5,257,768	0.00%	to	1.25%	0.00%	to	1.42%	22.99%	to	24.54%
2020	172,297	24.50	to	25.15	4,178,717	0.00%	to	1.25%	1.77%	to	1.78%	3.10%	to	4.40%

American Funds Capital Income Builder® - Class R3
2024	611,325	21.26	to	21.69	12,065,564	0.00%	to	1.25%	2.93%			8.52%	to	9.89%
2023	667,852	19.59	to	19.73	12,287,997	0.00%	to	1.25%	3.08%			7.81%	to	8.07%
2022	771,532	18.17	to	18.26	13,206,989	0.00%	to	1.25%	2.95%			(7.43)%	to	(16.73)%
2021	836,285	19.63	to	21.93	15,582,997	0.00%	to	1.25%	0.00%	to	2.54%	13.21%	to	14.64%
2020	915,179	17.12	to	17.64	15,031,581	0.00%	to	1.25%	3.25%	to	3.29%	1.66%	to	2.94%

American Funds Capital World Growth and Income Fund® - Class R3 #
2024	550,012	36.49	to	150.03	17,529,375	0.00%	to	1.25%	1.36%			12.12%	to	13.53%

American Funds Capital World Growth and Income Fund® - Class R4 #
2024	136,478	33.70	to	33.70	4,598,743	0.00%	to	0.00%	1.67%			13.86%	to	13.86%

American Funds Capital World Growth and Income Fund® #
2023	696,573	32.54	to	29.59	22,034,073	0.00%	to	1.25%	1.72%			(36.43)%	to	8.15%
2022	791,346	51.19	to	27.36	21,217,963	0.00%	to	1.25%	1.74%			(61.54)%	to	(18.57)%
2021	874,043	133.09	to	33.60	28,822,019	0.00%	to	1.25%	0.00%	to	1.26%	144.74%	to	13.00%
2020	934,246	29.74	to	25.81	27,353,911	0.00%	to	1.25%	1.13%	to	1.45%	15.36%	to	13.59%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
American Funds EuroPacific Growth Fund® - Class R3
2024	619,345	28.82	to	35.37	16,862,096	0.00%	to	1.25%	0.84%			3.06%	to	4.36%
2023	600,211	27.96	to	33.89	16,810,236	0.00%	to	1.25%	1.42%			13.87%	to	(28.99)%
2022	621,255	24.56	to	47.73	15,106,886	0.00%	to	1.25%	0.90%			(24.19)%	to	(24.41)%
2021	669,994	32.39	to	63.14	20,951,606	0.00%	to	1.25%	0.00%	to	1.09%	0.92%	to	68.47%
2020	735,387	32.10	to	37.48	22,856,757	0.00%	to	1.25%	0.00%	to	0.00%	22.89%	to	103.56%

American Funds Fundamental Investors® - Class R3
2024	443,371	45.02	to	45.23	18,305,335	0.00%	to	1.25%	0.77%			21.10%	to	22.63%
2023	494,189	37.17	to	36.88	16,762,123	0.00%	to	1.25%	0.91%			23.91%	to	25.46%
2022	564,593	30.00	to	29.40	15,478,982	0.00%	to	1.25%	1.13%			(25.29)%	to	(16.95)%
2021	613,375	40.16	to	35.40	20,417,660	0.00%	to	1.25%	0.00%	to	0.89%	22.08%	to	20.56%
2020	665,935	30.34	to	29.00	18,253,496	0.00%	to	1.25%	1.36%	to	1.38%	14.58%	to	13.16%

American Funds New Perspective Fund® - Class R3
2024	328,020	41.16	to	40.52	12,310,313	0.00%	to	1.25%	0.26%			14.94%	to	16.39%
2023	342,702	35.81	to	34.82	11,193,537	0.00%	to	1.25%	0.66%			22.66%	to	24.19%
2022	356,540	29.19	to	28.03	9,707,726	0.00%	to	1.25%	0.38%			(33.52)%	to	(26.09)%
2021	386,881	43.91	to	37.93	14,328,867	0.00%	to	1.25%	0.00%	to	0.00%	17.34%	to	15.88%
2020	405,559	34.52	to	32.33	12,965,860	0.00%	to	1.25%	0.00%	to	0.00%	32.94%	to	31.29%
American Funds New World Fund® - Class R3
2024	13,663	17.35	to	18.78	252,451	0.35%	to	1.25%	0.46%			4.88%	to	5.83%
2023	20,845	16.54	to	17.74	364,651	0.35%	to	1.25%	0.96%			14.04%	to	15.07%
2022	26,778	14.50	to	15.42	409,549	0.35%	to	1.25%	0.61%			(23.23)%	to	(22.54)%
2021	25,024	18.89	to	19.90	494,662	0.35%	to	1.25%	0.00%	to	0.00%	3.15%	to	4.45%
2020	18,912	18.32	to	19.45	358,498	0.00%	to	1.25%	0.00%	to	0.00%	22.93%	to	24.48%
American Funds SMALLCAP World Fund® - Class R3
2024	24,930	29.10	to	24.57	648,805	0.50%	to	1.25%	0.38%			0.79%	to	1.55%
2023	26,509	28.87	to	24.20	681,862	0.50%	to	1.25%	0.50%			17.06%	to	17.94%
2022	27,946	24.66	to	20.52	616,086	0.50%	to	1.25%	—%			(35.13)%	to	(39.10)%
2021	31,102	38.02	to	33.69	968,450	0.15%	to	1.25%	0.00%	to	0.00%	9.78%	to	8.58%
2020	39,440	32.90	to	30.69	1,130,337	0.15%	to	1.25%	0.00%	to	0.00%	55.22%	to	35.35%

American Funds The Bond Fund of America® - Class R3
2024	262,152	11.93	to	13.07	3,232,774	0.35%	to	1.25%	3.95%			(0.40)%	to	0.51%
2023	233,589	11.98	to	13.01	2,901,937	0.35%	to	1.25%	3.35%			3.12%	to	4.05%
2022	259,919	11.61	to	12.50	3,128,149	0.35%	to	1.25%	2.27%			(14.02)%	to	(15.70)%
2021	261,142	13.51	to	14.83	3,634,485	0.35%	to	1.25%	1.12%	to	1.12%	(2.47)%	to	(1.59)%
2020	302,583	13.85	to	14.64	4,304,694	0.35%	to	1.25%	1.54%	to	1.57%	9.04%	to	10.02%

American Funds The Growth Fund of America® - Class R3
2024	954,558	58.64	to	79.90	54,545,193	0.00%	to	1.25%	0.08%			26.42%	to	28.02%
2023	953,370	46.38	to	62.41	46,697,635	0.00%	to	1.25%	0.32%			35.06%	to	36.76%
2022	1,020,335	34.34	to	45.64	36,892,192	0.00%	to	1.25%	—%			(31.81)%	to	(36.88)%
2021	1,121,472	50.36	to	72.31	59,333,821	0.00%	to	1.25%	0.00%	to	0.00%	17.45%	to	30.12%
2020	1,221,223	42.87	to	55.57	54,994,663	0.00%	to	1.25%	0.00%	to	0.00%	35.68%	to	37.39%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
American Funds The Income Fund of America® - Class R3
2024	365,225	25.29	to	26.06	8,547,107	0.00%	to	1.25%	3.64%			9.14%	to	10.52%
2023	384,255	23.17	to	23.58	8,556,838	0.00%	to	1.25%	3.41%			5.89%	to	7.22%
2022	429,356	21.88	to	21.99	8,973,692	0.00%	to	1.25%	2.80%			(7.23)%	to	(15.70)%
2021	511,326	23.59	to	26.09	11,508,954	0.00%	to	1.25%	0.00%	to	1.88%	15.51%	to	16.96%
2020	579,296	20.17	to	20.57	11,291,099	0.00%	to	1.25%	1.02%	to	3.03%	3.35%	to	7.92%

American Funds The Investment Company of America® - Class R3
2024	307,430	41.92	to	41.69	12,089,177	0.35%	to	1.25%	0.74%			22.99%	to	24.11%
2023	324,335	34.08	to	33.59	10,548,539	0.35%	to	1.25%	1.23%			26.46%	to	27.60%
2022	338,777	26.95	to	26.32	8,682,914	0.35%	to	1.25%	1.04%			(24.25)%	to	(18.78)%
2021	385,851	35.58	to	32.41	11,793,938	0.15%	to	1.25%	0.00%	to	4.70%	36.46%	to	23.02%
2020	419,886	26.35	to	25.27	10,391,295	0.35%	to	1.25%	1.26%	to	1.27%	13.73%	to	12.71%

American Funds The New Economy Fund® - Class R3
2024	79,666	47.61	to	12.45	2,154,202	0.25%	to	1.25%	—%			21.72%	to	22.95%
2023	50,271	39.11	to	36.67	1,826,943	0.35%	to	1.25%	—%			27.10%	to	22.82%
2022	80,536	30.77	to	29.85	2,327,162	0.00%	to	1.25%	—%			(36.93)%	to	(29.88)%
2021	91,673	48.79	to	42.58	3,771,825	0.00%	to	1.25%	0.00%	to	0.00%	11.57%	to	10.18%
2020	102,102	40.33	to	38.16	3,791,704	0.00%	to	1.25%	0.00%	to	0.00%	33.03%	to	31.38%

American Funds Washington Mutual Investors Fund - Class R3
2024	144,298	41.11	to	43.57	5,872,998	0.35%	to	1.25%	1.06%			17.09%	to	18.16%
2023	150,179	35.11	to	36.88	5,249,398	0.35%	to	1.25%	1.44%			15.40%	to	16.44%
2022	177,546	30.42	to	31.67	5,374,729	0.35%	to	1.25%	1.51%			(9.92)%	to	(14.59)%
2021	189,231	33.77	to	37.08	6,307,677	0.15%	to	1.25%	0.00%	to	3.40%	26.47%	to	31.15%
2020	198,801	26.70	to	27.30	5,224,254	0.35%	to	1.25%	1.60%	to	1.61%	6.03%	to	6.99%

AMG GW&K Small/Mid Cap Core Fund - Class N
2024	6,451	11.63	to	11.87	76,228	0.50%	to	1.05%	—%			9.45%	to	10.06%
2023	5,942	10.56	to	10.79	63,832	0.50%	to	1.25%	—%			13.10%	to	13.94%
2022	5,805	9.34	to	9.47	54,645	0.50%	to	1.25%	0.03%			(19.17)%	to	(18.56)%
2021	4,688	11.55	to	11.63	54,351	0.50%	to	1.25%	0.00%	to	0.00%	15.81%	to	16.56%

Ariel Appreciation Fund - Investor Class
2024	2,091	31.40	to	39.20	71,077	0.00%	to	1.25%	0.38%			4.98%	to	0.15%
2023	2,496	29.91	to	39.14	81,943	0.00%	to	1.25%	0.86%			9.25%	to	3.41%
2022	2,451	27.38	to	37.85	74,910	0.00%	to	1.25%	0.58%			(13.51)%	to	(20.67)%
2021	2,607	31.66	to	47.71	93,671	0.00%	to	1.25%	0.46%	to	0.52%	10.13%	to	24.30%
2020	2,470	25.47	to	43.32	72,771	0.00%	to	1.25%	0.52%	to	0.68%	(2.89)%	to	6.03%

Ariel Fund - Investor Class
2024	505	31.71	to	72.35	20,280	0.00%	to	1.25%	0.06%			10.40%	to	5.93%
2023	1,064	28.73	to	68.30	40,342	0.00%	to	1.25%	0.23%			14.38%	to	9.58%
2022	4,519	25.12	to	62.33	128,653	0.00%	to	1.25%	0.41%			(19.82)%	to	(25.39)%
2021	4,395	31.33	to	83.54	156,956	0.00%	to	1.25%	0.04%	to	0.04%	23.58%	to	28.74%
2020	2,633	24.33	to	67.60	76,000	0.00%	to	1.25%	0.38%	to	0.44%	3.92%	to	8.65%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
Artisan Mid Cap Value Fund - Investor Class
2024	44,200	32.78	to	80.99	3,126,597	0.00%	to	1.25%	0.46%			3.18%	to	4.49%
2023	49,742	31.77	to	77.51	3,346,909	0.00%	to	1.25%	0.65%			16.69%	to	18.15%
2022	55,088	27.23	to	65.60	3,184,505	0.00%	to	1.25%	0.25%			26.29%	to	(13.21)%
2021	59,870	21.56	to	75.59	4,028,629	0.00%	to	1.25%	0.00%	to	0.17%	(63.96)%	to	24.78%
2020	65,288	25.46	to	59.83	3,500,935	0.00%	to	1.25%	0.52%	to	0.55%	4.13%	to	5.44%

Ave Maria Growth Fund
2024	3,194	52.30	to	58.46	172,364	0.50%	to	1.25%	—%			13.48%	to	14.34%
2023	4,042	46.09	to	51.13	191,462	0.50%	to	1.25%	0.11%			28.68%	to	29.64%
2022	3,443	35.82	to	39.44	126,727	0.50%	to	1.25%	0.25%			(22.21)%	to	(26.13)%
2021	4,010	46.05	to	53.39	190,309	0.00%	to	1.25%	0.00%	to	0.00%	16.09%	to	17.55%
2020	3,894	39.66	to	45.42	158,496	0.00%	to	1.25%	0.00%	to	0.00%	16.90%	to	18.37%

Ave Maria Rising Dividend Fund
2024	32,356	41.87	to	50.41	1,537,771	0.00%	to	1.25%	0.96%			12.99%	to	14.42%
2023	43,469	37.06	to	44.06	1,783,758	0.00%	to	1.25%	1.19%			11.79%	to	13.19%
2022	42,034	33.15	to	38.92	1,531,461	0.00%	to	1.25%	1.48%			(6.44)%	to	(5.27)%
2021	40,747	35.43	to	41.09	1,573,205	0.00%	to	1.25%	0.00%	to	0.88%	23.80%	to	25.35%
2020	43,950	28.62	to	32.78	1,359,200	0.00%	to	1.25%	1.23%	to	1.25%	5.13%	to	6.45%

Ave Maria Value Fund
2024	1,979	19.61	to	20.56	39,378	0.75%	to	1.25%	0.34%			20.00%	to	20.60%
2023	1,742	16.34	to	17.05	28,853	0.75%	to	1.25%	0.54%			2.24%	to	2.75%
2022	2,706	15.98	to	16.59	43,520	0.75%	to	1.25%	1.41%			2.89%	to	5.43%
2021	1,464	15.54	to	15.74	22,972	0.50%	to	1.25%	0.29%	to	0.84%	23.60%	to	28.33%
2020	1,423	12.57	to	12.71	18,045	1.05%	to	1.25%	0.53%	to	0.56%	4.84%	to	5.05%

Baron Small Cap Fund® - Retail Shares
2024	8,294	43.11	to	64.67	359,859	0.00%	to	1.25%	—%			11.86%	to	13.28%
2023	7,770	38.54	to	57.09	336,508	0.00%	to	1.25%	—%			56.48%	to	85.62%
2022	8,216	24.63	to	30.76	276,888	0.00%	to	1.25%	—%			(45.61)%	to	(52.99)%
2021	8,801	45.28	to	65.43	425,147	0.00%	to	1.25%	0.00%	to	0.00%	14.09%	to	15.53%
2020	8,598	39.69	to	56.63	388,167	0.00%	to	1.25%	0.00%	to	0.00%	38.59%	to	40.33%

BlackRock Advantage Large Cap Core Fund - Investor A Shares
2024	2,297	43.22	to	41.70	87,284	0.35%	to	1.25%	0.67%			23.76%	to	24.89%
2023	2,452	34.92	to	33.39	77,073	0.35%	to	1.25%	0.79%			23.73%	to	24.85%
2022	2,887	28.22	to	26.74	76,043	0.35%	to	1.25%	0.90%			(21.29)%	to	(20.58)%
2021	3,007	35.85	to	33.67	100,868	0.35%	to	1.25%	0.57%	to	0.61%	27.85%	to	26.70%
2020	2,974	28.30	to	26.34	78,693	0.35%	to	1.25%	1.00%	to	1.02%	19.13%	to	18.06%

BlackRock Advantage Large Cap Growth Fund - Investor A Shares
2024	2,136	87.11	to	98.08	191,724	0.50%	to	1.25%	—%			30.42%	to	31.41%
2023	2,239	66.79	to	74.64	153,324	0.50%	to	1.25%	0.05%			37.65%	to	45.55%
2022	1,356	48.52	to	51.28	66,034	0.85%	to	1.25%	0.17%			(31.24)%	to	(33.99)%
2021	1,431	70.56	to	77.68	101,926	0.50%	to	1.25%	0.00%	to	0.00%	24.84%	to	25.78%
2020	1,573	56.52	to	61.76	89,538	0.50%	to	1.25%	0.11%	to	0.12%	32.43%	to	33.42%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
BlackRock Advantage Small Cap Growth Fund - Investor A Shares
2024	36,424	15.99	to	11.69	520,691	0.40%	to	1.25%	0.15%			12.35%	to	16.89%
2023	45,055	14.23	to	15.00	659,342	0.35%	to	1.25%	0.20%			17.00%	to	18.06%
2022	40,974	12.17	to	12.71	511,181	0.35%	to	1.25%	0.42%			(26.11)%	to	(25.44)%
2021	50,785	16.46	to	17.04	855,108	0.35%	to	1.25%	0.00%	to	0.00%	2.04%	to	2.96%
2020	63,694	16.13	to	16.55	1,044,172	0.35%	to	1.25%	0.00%	to	0.00%	31.48%	to	32.66%

BlackRock Advantage SMID Cap Fund, Inc. - Investor A Shares
2024	540	30.96	to	30.96	16,726	1.25%	to	1.25%	0.70%			10.49%	to	10.49%
2023	498	28.02	to	28.02	13,944	1.25%	to	1.25%	0.82%			17.12%	to	17.12%
2022	692	23.92	to	23.92	16,546	1.25%	to	1.25%	0.85%			(17.83)%	to	(17.83)%
2021	728	29.11	to	29.11	21,196	1.25%	to	1.25%	1.07%	to	1.07%	12.05%	to	12.05%
2020	1,023	25.98	to	25.98	26,571	1.25%	to	1.25%	0.56%	to	0.56%	18.01%	to	18.01%

BlackRock Capital Appreciation Fund, Inc. - Investor A Shares
2024	27,243	91.23	to	102.73	886,301	0.50%	to	1.25%	—%			29.89%	to	30.87%
2023	7,111	70.24	to	78.49	516,838	0.50%	to	1.25%	—%			47.01%	to	48.11%
2022	7,311	47.78	to	52.99	360,242	0.50%	to	1.25%	—%			(38.61)%	to	(38.15)%
2021	6,084	77.83	to	85.68	486,918	0.50%	to	1.25%	0.00%	to	0.00%	19.20%	to	20.09%
2020	5,841	65.30	to	71.35	390,873	0.50%	to	1.25%	0.00%	to	0.00%	38.35%	to	39.39%

BlackRock Equity Dividend Fund - Investor A Shares
2024	46,123	54.71	to	66.68	2,700,328	0.00%	to	1.25%	2.13%			8.18%	to	9.55%
2023	52,027	50.58	to	60.87	2,800,405	0.00%	to	1.25%	1.96%			10.98%	to	12.37%
2022	53,937	45.57	to	54.17	2,594,337	0.00%	to	1.25%	1.35%			(5.37)%	to	(4.18)%
2021	56,415	48.16	to	56.53	2,851,718	0.00%	to	1.25%	0.00%	to	1.17%	18.59%	to	20.08%
2020	60,341	40.61	to	47.08	2,558,528	0.00%	to	1.25%	1.81%	to	1.82%	2.35%	to	3.64%

BlackRock Global Allocation Fund, Inc. - Investor A Shares
2024	279,434	23.11	to	23.77	5,331,354	0.00%	to	1.25%	1.05%			7.64%	to	9.00%
2023	295,606	21.47	to	21.81	5,871,687	0.00%	to	1.25%	1.18%			10.95%	to	12.34%
2022	324,473	19.35	to	19.41	5,779,166	0.00%	to	1.25%	—%			(16.32)%	to	(21.83)%
2021	335,106	23.12	to	24.83	7,136,137	0.00%	to	1.25%	0.00%	to	0.00%	5.13%	to	6.45%
2020	377,328	21.72	to	22.20	7,777,850	0.00%	to	1.25%	0.49%	to	0.78%	19.29%	to	20.79%

BlackRock Impact Mortgage Fund - Investor A Shares
2024	20,007	9.79	to	11.06	213,813	0.35%	to	1.25%	3.56%			(0.44)%	to	0.46%
2023	18,306	9.84	to	11.01	195,236	0.35%	to	1.25%	3.27%			3.16%	to	4.09%
2022	15,990	9.54	to	10.58	164,561	0.35%	to	1.25%	2.17%			(14.47)%	to	(13.70)%
2021	15,910	11.15	to	12.26	190,512	0.00%	to	1.25%	0.00%	to	0.00%	(2.75)%	to	(1.52)%
2020	16,119	11.47	to	12.91	196,650	0.00%	to	1.25%	0.75%	to	1.55%	5.09%	to	6.41%

BlackRock LifePath® Dynamic 2025 Fund - Investor A Shares (6)
2024	—	—	to	—	—	0.00%	to	0.00%	5.20%			0.00%	to	0.00%
2023	32,156	17.52	to	19.51	566,992	0.35%	to	1.25%	3.36%			11.47%	to	18.82%
2022	44,815	15.71	to	16.42	707,890	0.85%	to	1.25%	1.03%			(16.59)%	to	(16.25)%
2021	47,768	18.84	to	19.61	909,542	0.50%	to	1.25%	0.00%	to	7.69%	7.21%	to	11.46%
2020	32,070	17.57	to	18.21	570,746	0.85%	to	1.25%	1.69%	to	2.21%	11.21%	to	11.65%
(6) BlackRock LifePath® Dynamic 2025 Fund merged into BlackRock LifePath® Dynamic Retirement Fund on October 4, 2024.

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
BlackRock LifePath® Dynamic 2030 Fund - Investor A Shares #
2024	607,114	22.60	to	23.28	13,235,988	0.00%	to	1.25%	4.93%			8.74%	to	10.11%

BlackRock LifePath® Dynamic 2030 Fund - Institutional Shares #
2024	465,783	45.13	to	24.42	11,952,902	0.00%	to	1.25%	4.93%			8.90%	to	10.28%

BlackRock LifePath® Dynamic 2030 Fund #
2023	1,069,848	22.42	to	40.92	24,246,415	0.00%	to	1.25%	3.29%			22.46%	to	15.38%
2022	1,101,301	18.31	to	35.47	22,122,308	0.00%	to	1.25%	1.42%			(22.65)%	to	(15.83)%
2021	1,212,172	23.67	to	42.14	29,297,504	0.00%	to	1.25%	—%			10.07%	to	11.46%
2020	1,272,953	21.51	to	37.81	29,043,728	0.00%	to	1.25%	1.71%	to	1.79%	11.64%	to	116.70%

BlackRock LifePath® Dynamic 2035 Fund - Investor A Shares
2024	54,805	22.95	to	26.99	1,285,418	0.00%	to	1.25%	4.55%			10.08%	to	11.47%
2023	43,814	20.85	to	23.22	930,369	0.35%	to	1.25%	3.17%			15.55%	to	18.53%
2022	44,343	18.05	to	19.59	813,339	0.50%	to	1.25%	1.21%			(17.83)%	to	(17.21)%
2021	36,648	21.96	to	23.66	814,515	0.50%	to	1.25%	0.00%	to	16.31%	12.06%	to	15.46%
2020	35,226	19.60	to	20.50	695,775	0.75%	to	1.25%	1.34%	to	1.36%	12.14%	to	12.70%

BlackRock LifePath® Dynamic 2040 Fund - Investor A Shares #
2024	762,410	26.00	to	26.15	18,167,225	0.00%	to	1.25%	5.06%			12.21%	to	13.63%

BlackRock LifePath® Dynamic 2040 Fund - Institutional Shares #
2024	545,502	54.22	to	28.19	14,646,550	0.00%	to	1.25%	4.42%			12.51%	to	13.93%

BlackRock LifePath® Dynamic 2040 Fund #
2023	1,214,307	25.06	to	47.59	29,032,921	0.00%	to	1.25%	3.72%			17.75%	to	19.23%
2022	1,201,977	21.28	to	39.91	24,765,260	0.00%	to	1.25%	1.45%			(18.11)%	to	(17.09)%
2021	1,272,679	25.99	to	48.14	31,993,685	0.00%	to	1.25%	0.00%	to	6.65%	14.60%	to	16.04%
2020	1,290,958	22.68	to	41.48	29,080,173	0.00%	to	1.25%	1.44%	to	1.50%	12.57%	to	13.98%

BlackRock LifePath® Dynamic 2045 Fund - Investor A Shares
2024	19,491	26.84	to	31.56	515,535	0.00%	to	1.25%	4.47%			13.81%	to	15.25%
2023	17,363	23.58	to	26.26	419,184	0.35%	to	1.25%	2.63%			19.23%	to	20.30%
2022	31,538	19.78	to	21.83	639,901	0.35%	to	1.25%	1.23%			(18.90)%	to	(18.17)%
2021	24,645	24.39	to	26.68	612,678	0.35%	to	1.25%	0.00%	to	6.01%	15.87%	to	16.92%
2020	19,813	21.05	to	22.82	423,134	0.35%	to	1.25%	1.22%	to	1.25%	12.61%	to	13.63%

BlackRock LifePath® Dynamic 2050 Fund - Investor A Shares #
2024	154,237	30.98	to	37.30	4,945,903	0.00%	to	1.25%	4.51%			14.69%	to	16.14%

BlackRock LifePath® Dynamic 2050 Fund - Institutional Shares #
2024	150,784	37.50	to	37.50	4,727,207	0.00%	to	0.00%	4.62%			16.46%	to	16.46%

BlackRock LifePath® Dynamic 2050 Fund #
2023	296,053	27.01	to	32.20	8,384,503	0.00%	to	1.25%	3.13%			20.19%	to	22.02%
2022	271,937	22.48	to	26.39	6,440,123	0.00%	to	1.25%	1.44%			(19.91)%	to	(18.92)%
2021	272,034	28.07	to	32.54	8,002,942	0.00%	to	1.25%	0.00%	to	6.67%	16.41%	to	18.45%
2020	254,814	24.11	to	27.47	6,522,920	0.00%	to	1.25%	1.10%	to	1.34%	13.08%	to	26.36%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
BlackRock LifePath® Dynamic 2055 Fund - Investor A Shares
2024	62,962	28.36	to	33.35	1,473,549	0.00%	to	1.25%	4.07%			15.30%	to	16.76%
2023	40,530	24.60	to	27.39	1,018,463	0.35%	to	1.25%	3.31%			20.27%	to	21.35%
2022	33,954	20.45	to	22.57	703,714	0.35%	to	1.25%	1.30%			(19.91)%	to	(19.19)%
2021	41,972	25.53	to	27.93	1,089,139	0.35%	to	1.25%	0.00%	to	6.16%	16.67%	to	17.72%
2020	32,719	21.89	to	23.73	727,566	0.35%	to	1.25%	1.14%	to	1.18%	13.74%	to	14.77%

BlackRock LifePath® Dynamic 2060 Fund - Investor A Shares (19)
2024	2,643	10.64	to	12.84	32,551	0.35%	to	1.25%	5.88%			6.41%	to	28.42%
(19) The Sub-Account commenced operations on January 4, 2024.

BlackRock LifePath® Dynamic 2065 Fund - Investor A Shares
2024	1,734	10.62	to	12.99	21,178	0.35%	to	1.05%	4.28%			6.25%	to	15.88%
2023	43	11.21	to	11.21	481	0.35%	to	0.35%	1.66%			12.05%	to	12.05%

BlackRock LifePath® Dynamic Retirement Fund - Investor A Shares (6) #
2024	296,147	19.55	to	21.86	5,807,078	0.00%	to	1.25%	5.51%			6.77%	to	8.12%
2023	32,156	17.52	to	19.51	566,992	0.35%	to	1.25%	3.36%			11.47%	to	18.82%
2022	44,815	15.71	to	16.42	707,890	0.85%	to	1.25%	1.03%			(16.59)%	to	(16.25)%
2021	47,768	18.84	to	19.61	909,542	0.50%	to	1.25%	0.00%	to	7.69%	7.21%	to	11.46%
2020	32,070	17.57	to	18.21	570,746	0.85%	to	1.25%	1.69%	to	2.21%	11.21%	to	11.65%
(6) BlackRock LifePath® Dynamic 2025 Fund merged into BlackRock LifePath® Dynamic Retirement Fund on October 4, 2024.

BlackRock LifePath® Dynamic Retirement Fund - Institutional Shares #
2024	256,063	20.64	to	32.33	6,100,188	0.00%	to	1.25%	4.74%			7.04%	to	8.40%

BlackRock LifePath® Dynamic Retirement Fund #
2023	582,560	18.31	to	20.22	11,990,065	0.00%	to	1.25%	3.86%			5.25%	to	(23.88)%
2022	687,655	17.39	to	26.56	12,945,939	0.00%	to	1.25%	0.74%			(15.91)%	to	(14.85)%
2021	798,359	20.68	to	31.20	17,822,960	0.00%	to	1.25%	0.00%	to	3.47%	5.56%	to	6.88%
2020	902,317	19.59	to	29.19	19,078,978	0.00%	to	1.25%	1.94%	to	1.98%	11.42%	to	12.82%

BlackRock Mid-Cap Growth Equity Portfolio - Investor A Shares
2024	10,712	39.50	to	44.60	434,781	0.35%	to	1.25%	—%			10.78%	to	11.79%
2023	12,441	35.65	to	39.90	457,634	0.35%	to	1.25%	—%			26.34%	to	27.48%
2022	13,163	28.22	to	31.30	381,360	0.35%	to	1.25%	—%			(38.29)%	to	(37.74)%
2021	15,762	45.73	to	50.27	736,270	0.35%	to	1.25%	0.00%	to	0.00%	12.77%	to	15.42%
2020	15,449	40.55	to	43.55	638,697	0.50%	to	1.25%	0.00%	to	0.00%	43.92%	to	45.00%

BlackRock Mid-Cap Value Fund - Investor A Shares
2024	33,375	37.12	to	38.77	1,042,188	0.35%	to	1.25%	1.58%			7.75%	to	8.73%
2023	39,879	34.45	to	35.66	1,212,135	0.35%	to	1.25%	1.36%			10.90%	to	11.90%
2022	47,827	31.06	to	31.86	1,433,009	0.35%	to	1.25%	0.84%			(5.41)%	to	(11.61)%
2021	55,496	32.84	to	36.05	1,724,294	0.35%	to	1.25%	0.77%	to	0.77%	24.51%	to	25.64%
2020	65,195	26.37	to	26.57	1,639,192	0.35%	to	1.25%	1.30%	to	1.35%	5.52%	to	6.47%

BlackRock S&P 500 Index V.I. Fund - Class I Shares #
2024	484,212	22.14	to	24.10	11,054,274	0.00%	to	1.25%	1.26%			23.28%	to	24.83%

BlackRock S&P 500 Index V.I. Fund - Class III Shares #
2024	491,715	21.77	to	23.70	7,574,189	0.00%	to	1.25%	1.02%			22.97%	to	24.52%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
BlackRock S&P 500 Index V.I. Fund #
2023	820,391	17.71	to	19.31	15,251,401	0.00%	to	1.25%	1.30%			24.34%	to	26.22%
2022	839,841	14.24	to	15.30	12,480,348	0.00%	to	1.25%	1.39%			(19.43)%	to	(18.23)%
2021	870,492	17.68	to	18.71	15,899,905	0.00%	to	1.25%	—%			25.76%	to	27.34%
2020	929,105	14.06	to	14.55	13,296,015	0.00%	to	1.25%	1.65%	to	1.73%	16.77%	to	18.24%

BNY Mellon Bond Market Index Fund - Investor Class
2024	1,033,878	11.69	to	14.40	14,445,733	0.00%	to	1.25%	3.46%			(0.24)%	to	1.02%
2023	968,316	11.72	to	14.26	13,372,238	0.00%	to	1.25%	3.14%			3.83%	to	5.13%
2022	961,586	11.29	to	13.56	12,623,622	0.00%	to	1.25%	2.20%			6.91%	to	(13.63)%
2021	1,041,642	10.56	to	15.70	15,808,474	0.00%	to	1.25%	0.00%	to	0.00%	(4.43)%	to	(3.16)%
2020	951,277	11.05	to	13.67	14,677,258	0.00%	to	1.25%	0.00%	to	2.06%	(25.96)%	to	5.94%

BNY Mellon Core Plus Fund - Class A
2024	40,045	10.53	to	11.14	442,520	0.35%	to	1.25%	3.97%			0.82%	to	1.74%
2023	43,275	10.44	to	10.95	470,610	0.35%	to	1.25%	3.74%			5.45%	to	6.40%
2022	45,661	9.90	to	10.29	467,265	0.35%	to	1.25%	2.78%			(14.76)%	to	(13.99)%
2021	52,229	11.62	to	11.96	622,349	0.35%	to	1.25%	0.00%	to	2.17%	(2.08)%	to	(1.20)%
2020	82,954	11.86	to	12.11	1,002,594	0.35%	to	1.25%	2.26%	to	2.30%	8.02%	to	9.00%

BNY Mellon International Stock Index Fund - Investor Shares
2024	15,753	20.00	to	20.00	315,064	0.00%	to	0.00%	2.86%			3.26%	to	3.26%
2023	16,298	19.37	to	19.37	315,682	0.00%	to	0.00%	3.02%			17.21%	to	17.21%
2022	17,974	16.53	to	16.53	297,032	0.00%	to	0.00%	2.14%			(14.55)%	to	(14.55)%
2021	18,302	19.34	to	19.34	353,970	0.00%	to	0.00%	3.10%	to	3.10%	10.85%	to	10.85%
2020	20,740	17.45	to	17.45	361,855	0.00%	to	0.00%	1.80%	to	1.80%	7.50%	to	7.50%

BNY Mellon Midcap Index Fund - Investor Shares
2024	244,717	42.67	to	152.27	20,950,723	0.00%	to	1.25%	1.05%			12.00%	to	13.42%
2023	241,728	38.10	to	134.26	19,813,039	0.00%	to	1.25%	1.13%			43.40%	to	303.30%
2022	255,117	26.57	to	33.29	17,744,160	0.00%	to	1.25%	1.21%			(25.53)%	to	(75.15)%
2021	259,930	35.68	to	133.96	21,135,160	0.00%	to	1.25%	0.00%	to	0.65%	(66.93)%	to	22.62%
2020	267,786	31.79	to	107.89	17,838,201	0.00%	to	1.25%	1.09%	to	1.20%	11.69%	to	13.10%

BNY Mellon S&P 500 Index Fund
2024	997,495	44.21	to	54.45	47,648,766	0.00%	to	1.25%	0.95%			22.85%	to	24.40%
2023	989,306	35.99	to	43.77	39,378,587	0.00%	to	1.25%	1.16%			24.13%	to	25.68%
2022	998,040	28.99	to	34.82	33,161,274	0.00%	to	1.25%	1.18%			(19.55)%	to	(18.53)%
2021	1,012,561	36.03	to	42.75	41,404,339	0.00%	to	1.25%	0.00%	to	0.00%	26.49%	to	28.08%
2020	1,010,288	28.49	to	33.38	32,408,037	0.00%	to	1.25%	1.45%	to	1.45%	16.31%	to	17.77%

BNY Mellon Smallcap Stock Index Fund - Investor Shares
2024	180,558	38.92	to	106.03	13,116,975	0.00%	to	1.25%	1.34%			6.90%	to	8.26%
2023	180,922	36.41	to	97.95	12,966,953	0.00%	to	1.25%	1.41%			48.25%	to	206.88%
2022	188,928	24.56	to	31.92	11,812,763	0.00%	to	1.25%	1.13%			(26.77)%	to	(68.60)%
2021	209,690	33.54	to	101.64	15,055,320	0.00%	to	1.25%	0.00%	to	0.83%	(58.33)%	to	24.69%
2020	224,228	31.07	to	80.50	12,894,667	0.00%	to	1.25%	0.97%	to	1.10%	9.53%	to	10.91%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares
2024	194	51.54	to	51.54	9,992	0.70%	to	0.70%	0.52%			24.01%	to	24.01%
2023	194	41.56	to	41.56	8,057	0.70%	to	0.70%	0.71%			22.96%	to	22.96%
2022	194	33.80	to	33.80	6,552	0.70%	to	0.70%	0.52%			(23.41)%	to	(23.41)%
2021	194	44.13	to	44.13	8,562	0.70%	to	0.70%	0.74%	to	0.74%	26.11%	to	26.11%
2020	194	34.99	to	34.99	6,785	0.70%	to	0.70%	1.07%	to	1.07%	23.28%	to	23.28%

BNY Mellon Variable Investment Fund: Appreciation Portfolio - Initial Shares
2024	896	47.13	to	47.13	42,238	0.70%	to	0.70%	0.43%			12.02%	to	12.02%
2023	724	42.08	to	42.08	30,467	0.70%	to	0.70%	0.72%			20.13%	to	20.13%
2022	693	35.03	to	35.03	24,279	0.70%	to	0.70%	0.67%			(18.64)%	to	(18.64)%
2021	643	43.05	to	43.05	27,678	0.70%	to	0.70%	0.44%	to	0.44%	26.24%	to	26.24%
2020	589	34.10	to	34.10	20,078	0.70%	to	0.70%	0.71%	to	0.71%	22.83%	to	22.83%

BNY Mellon Variable Investment Fund: Growth and Income Portfolio - Initial Shares (25)
2024	104	54.23	to	54.23	5,625	0.70%	to	0.70%	0.67%			21.87%	to	21.87%
(25) The Sub-Account commenced operations on January 5, 2024.

Calamos International Growth Fund - Class A
2024	99	16.94	to	16.94	1,675	1.25%	to	1.25%	—%			10.79%	to	10.79%
2023	99	15.29	to	15.29	1,513	1.25%	to	1.25%	0.04%			13.62%	to	13.62%
2022	99	13.46	to	13.46	1,335	1.25%	to	1.25%	—%			(31.57)%	to	(31.57)%
2021	99	19.67	to	19.67	1,943	1.25%	to	1.25%	0.01%	to	0.01%	5.45%	to	5.45%
2020	100	18.65	to	18.65	1,852	1.25%	to	1.25%	0.00%	to	0.00%	42.78%	to	42.78%

Calvert Bond Fund - Class A
2024	139,274	14.02	to	16.77	2,072,926	0.00%	to	1.25%	4.51%			1.53%	to	2.81%
2023	138,671	13.81	to	16.31	2,011,378	0.00%	to	1.25%	4.05%			5.97%	to	7.30%
2022	138,235	13.03	to	15.20	1,912,805	0.00%	to	1.25%	2.64%			(13.55)%	to	(12.47)%
2021	142,985	15.08	to	17.36	2,273,295	0.00%	to	1.25%	0.00%	to	0.00%	(1.15)%	to	0.09%
2020	130,585	15.25	to	17.35	2,091,280	0.00%	to	1.25%	2.17%	to	2.18%	6.07%	to	7.40%

Calvert Equity Fund - Class A
2024	152,367	50.79	to	89.15	9,482,651	0.00%	to	1.25%	0.16%			7.04%	to	8.39%
2023	170,922	47.45	to	82.25	9,333,280	0.00%	to	1.25%	0.19%			16.47%	to	24.33%
2022	162,288	40.74	to	66.15	8,164,359	0.00%	to	1.25%	—%			(18.60)%	to	(21.82)%
2021	202,881	50.05	to	84.61	12,672,053	0.00%	to	1.25%	0.00%	to	0.00%	26.37%	to	27.33%
2020	205,612	39.31	to	65.63	10,056,221	0.00%	to	1.25%	0.00%	to	0.00%	22.73%	to	24.27%

Calvert Income Fund - Class A
2024	55,240	13.51	to	15.31	782,577	0.50%	to	1.25%	5.31%			3.23%	to	4.01%
2023	55,732	13.08	to	14.72	766,096	0.50%	to	1.25%	5.03%			7.20%	to	8.00%
2022	55,185	12.21	to	13.63	702,812	0.50%	to	1.25%	3.61%			(16.64)%	to	(16.01)%
2021	41,217	14.64	to	16.22	631,368	0.50%	to	1.25%	0.00%	to	2.68%	0.43%	to	1.19%
2020	43,069	14.58	to	16.03	652,841	0.50%	to	1.25%	3.08%	to	3.10%	6.93%	to	7.74%
Calvert VP SRI Balanced Portfolio - Class I
2024	1,641	30.42	to	30.42	49,924	0.70%	to	0.70%	1.72%			18.77%	to	18.77%
2023	1,558	25.61	to	25.61	39,904	0.70%	to	0.70%	1.61%			16.01%	to	16.01%
2022	1,555	22.08	to	22.08	34,319	0.70%	to	0.70%	1.22%			(16.00)%	to	(16.00)%
2021	1,553	26.28	to	26.28	40,823	0.70%	to	0.70%	1.25%	to	1.25%	14.31%	to	14.31%
2020	20,555	22.99	to	22.99	472,612	0.70%	to	0.70%	1.53%	to	1.53%	14.46%	to	14.46%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
ClearBridge Appreciation Fund - Class A
2024	25,058	42.43	to	12.38	672,788	0.25%	to	1.05%	0.41%			21.16%	to	23.81%
2023	20,387	34.13	to	38.32	737,062	0.35%	to	1.25%	0.70%			17.97%	to	19.03%
2022	21,454	28.93	to	32.19	654,843	0.35%	to	1.25%	0.75%			(13.70)%	to	(12.92)%
2021	21,848	33.52	to	36.97	770,098	0.35%	to	1.25%	0.52%	to	0.57%	22.04%	to	23.14%
2020	23,272	27.47	to	30.02	670,259	0.35%	to	1.25%	0.07%	to	0.86%	13.08%	to	14.10%

ClearBridge Growth Fund - Class A (39) #
2024	1,111	29.94	to	30.11	33,383	0.50%	to	1.25%	—%			10.74%	to	11.57%
(39) Formerly, ClearBridge Aggressive Growth Fund. Name changed to ClearBridge Growth Fund effective May 1, 2024.

ClearBridge Growth Fund - Class FI (39) #
2024	602	26.06	to	27.97	16,757	0.85%	to	1.25%	—%			10.72%	to	11.17%
(39) Formerly, ClearBridge Aggressive Growth Fund. Name changed to ClearBridge Growth Fund effective May 1, 2024.

ClearBridge Aggressive Growth Fund (39) #
2023	1,575	23.54	to	26.99	41,652	0.50%	to	1.25%	0.12%			22.25%	to	23.19%
2022	2,638	19.25	to	21.91	56,323	0.75%	to	1.25%	—%			(26.52)%	to	(27.19)%
2021	2,193	26.20	to	30.09	63,471	0.35%	to	1.25%	0.00%	to	0.00%	(7.26)%	to	6.25%
2020	1,831	27.68	to	28.25	49,254	0.75%	to	1.25%	0.20%	to	0.24%	17.98%	to	18.58%
(39) Formerly, ClearBridge Aggressive Growth Fund. Name changed to ClearBridge Growth Fund effective May 1, 2024.

ClearBridge Mid Cap Fund - Class A
2024	40,845	56.08	to	11.07	1,550,173	0.25%	to	1.25%	0.04%			8.48%	to	10.69%
2023	27,064	51.69	to	59.07	1,560,362	0.35%	to	1.25%	—%			12.06%	to	13.07%
2022	28,959	46.13	to	52.24	1,472,537	0.35%	to	1.25%	—%			(26.16)%	to	(25.49)%
2021	28,124	62.48	to	70.12	1,923,802	0.35%	to	1.25%	0.00%	to	0.00%	26.95%	to	28.10%
2020	28,049	49.21	to	54.74	1,501,438	0.35%	to	1.25%	0.00%	to	0.00%	14.67%	to	15.71%

ClearBridge Small Cap Fund - Class A (13)
2024	1,153	10.52	to	10.54	12,160	0.65%	to	1.05%	1.03%			5.25%	to	5.45%
2023	490	19.36	to	23.52	11,347	0.65%	to	1.05%	0.82%			13.28%	to	13.74%
2022	492	17.09	to	20.68	10,017	0.65%	to	1.05%	0.24%			(20.76)%	to	(12.66)%
2021	517	21.57	to	23.68	12,065	0.65%	to	1.25%	0.28%	to	0.63%	30.93%	to	43.15%
2020	533	15.07	to	18.09	9,510	0.65%	to	1.05%	0.42%	to	0.60%	(6.27)%	to	(5.90)%
(13) ClearBridge Small Cap Value Fund merged into ClearBridge Small Cap Fund on September 6, 2024. All activity prior to September 6, 2024, is related to the ClearBridge Small Cap Value Fund, while all activity subsequent to September 6, 2024, is related to the ClearBridge Small Cap Fund.

ClearBridge Small Cap Growth Fund - Class A #
2024	5,319	39.53	to	31.23	192,690	0.35%	to	1.25%	—%			2.79%	to	3.73%

ClearBridge Small Cap Growth Fund - Class FI #
2024	13,616	33.14	to	37.83	493,345	0.50%	to	1.25%	—%			2.80%	to	3.57%

ClearBridge Small Cap Growth Fund #
2023	20,345	38.46	to	30.11	713,257	0.35%	to	1.25%	—%			27.93%	to	8.25%
2022	27,066	30.06	to	27.81	892,683	0.35%	to	1.25%	—%			(44.60)%	to	(29.07)%
2021	29,217	54.26	to	39.21	1,363,504	0.35%	to	1.25%	—%			11.51%	to	10.51%
2020	28,165	46.14	to	35.16	1,178,168	0.35%	to	1.25%	0.00%	to	0.00%	42.95%	to	41.67%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
ClearBridge Value Fund - Class A (12)
2024	4,100	10.21	to	10.25	41,867	0.50%	to	1.25%	1.51%			2.10%	to	2.46%
2023	1,552	23.77	to	22.09	36,866	0.50%	to	1.25%	1.08%			12.46%	to	13.31%
2022	1,553	21.13	to	19.49	32,794	0.50%	to	1.25%	1.18%			(8.89)%	to	(8.21)%
2021	1,562	23.20	to	21.24	36,198	0.50%	to	1.25%	1.21%	to	1.48%	25.38%	to	24.44%
2020	1,553	18.64	to	16.94	28,928	0.50%	to	1.25%	1.54%	to	1.72%	(1.65)%	to	(2.39)%
(12) ClearBridge All Cap Value Fund merged into ClearBridge Value Fund August 23, 2024. All activity prior to August 23, 2024, is related to the ClearBridge All Cap Value Fund, while all activity subsequent to August 23, 2024, is related to the ClearBridge Value Fund.

ClearBridge Value Fund - Class FI (48)
2024	7,652	36.81	to	31.84	291,996	0.00%	to	1.25%	0.41%			13.57%	to	15.00%
2023	7,561	32.42	to	27.69	255,054	0.00%	to	1.25%	0.96%			17.73%	to	19.21%
2022	8,916	27.53	to	23.22	246,554	0.00%	to	1.25%	0.74%			(76.49)%	to	(22.12)%
2021	9,267	117.12	to	29.82	274,942	0.00%	to	1.25%	0.47%	to	0.48%	503.12%	to	26.34%
2020	9,646	23.60	to	19.42	228,489	0.00%	to	1.25%	0.66%	to	0.68%	11.16%	to	9.78%
(48) Formerly, ClearBridge Value Trust. Name changed to ClearBridge Value Fund effective March 1, 2024.

Columbia Acorn Fund - Class A
2024	16,954	56.79	to	63.95	1,004,635	0.50%	to	1.25%	—%			12.73%	to	13.58%
2023	19,202	50.38	to	56.30	1,004,042	0.50%	to	1.25%	—%			20.09%	to	12.91%
2022	27,338	41.95	to	49.87	1,229,545	0.00%	to	1.25%	—%			(34.83)%	to	(34.01)%
2021	24,828	64.37	to	75.56	1,695,202	0.00%	to	1.25%	0.00%	to	0.96%	7.44%	to	8.79%
2020	25,511	59.91	to	69.45	1,613,066	0.00%	to	1.25%	0.00%	to	0.00%	27.58%	to	29.18%

Columbia Acorn International Select℠ - Class A
2024	35	9.84	to	10.11	346	0.65%	to	1.25%	0.83%			(1.55)%	to	(0.95)%
2023	35	10.00	to	10.21	351	0.65%	to	1.25%	—%			16.66%	to	17.36%
2022	269	8.57	to	8.70	2,310	0.65%	to	1.25%	—%			(37.58)%	to	(37.21)%
2021	374	13.73	to	13.86	5,138	0.00%	to	1.25%	0.71%	to	0.78%	9.12%	to	9.77%
2020	430	12.58	to	12.62	5,421	0.65%	to	1.25%	0.00%	to	0.00%	0.00%	to	0.00%

Columbia Contrarian Core Fund - Class A
2024	3,170	94.47	to	106.37	310,602	0.50%	to	1.25%	0.33%			21.51%	to	22.43%
2023	3,317	77.75	to	86.88	266,547	0.50%	to	1.25%	0.29%			30.12%	to	31.10%
2022	5,372	59.75	to	66.27	327,151	0.50%	to	1.25%	0.20%			(19.80)%	to	(19.20)%
2021	6,266	74.50	to	82.02	477,143	0.50%	to	1.25%	0.00%	to	0.11%	22.48%	to	23.40%
2020	7,134	60.83	to	66.47	443,034	0.50%	to	1.25%	0.62%	to	0.69%	20.46%	to	21.37%

Columbia Large Cap Growth Opportunity Fund - Class A
2024	32,321	29.04	to	31.26	957,829	0.35%	to	1.25%	—%			22.90%	to	24.02%
2023	38,139	23.63	to	25.21	919,150	0.35%	to	1.25%	—%			29.64%	to	30.80%
2022	42,784	18.23	to	19.27	792,668	0.35%	to	1.25%	—%			(30.56)%	to	(29.93)%
2021	44,322	26.25	to	27.50	1,181,260	0.35%	to	1.25%	0.00%	to	0.00%	17.59%	to	18.66%
2020	46,314	22.32	to	23.18	1,045,174	0.35%	to	1.25%	0.00%	to	0.00%	38.75%	to	40.00%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
Columbia Large Cap Value Fund - Institutional Class (26)
2024	7,906	26.98	to	30.79	234,519	0.50%	to	1.25%	1.60%			14.33%	to	15.19%
2023	7,747	23.60	to	26.73	199,631	0.50%	to	1.25%	2.02%			8.48%	to	9.30%
2022	5,761	21.75	to	24.46	136,766	0.50%	to	1.25%	1.57%			(6.22)%	to	(5.52)%
2021	5,567	23.19	to	25.89	139,805	0.50%	to	1.25%	1.17%	to	1.36%	22.42%	to	23.34%
2020	5,808	18.95	to	20.99	117,615	0.50%	to	1.25%	1.77%	to	1.82%	4.32%	to	5.10%
(26) Columbia Large Cap Value Fund - Advisor Class merged into Columbia Large Cap Value Fund - Institutional Class on November 22, 2024. All activity prior to November 22, 2024, is related to the Columbia Large Cap Value Fund - Advisor Class, while all activity subsequent to November 22, 2024, is related to the Columbia Large Cap Value Fund - Institutional Class.

Columbia Select Mid Cap Value Fund - Class A #
2024	69,124	26.62	to	33.18	1,649,105	0.00%	to	1.25%	0.78%			11.45%	to	12.86%

Columbia Select Mid Cap Value Fund - Institutional Class (27) #
2024	17,108	18.47	to	19.11	318,554	0.50%	to	1.25%	1.01%			11.75%	to	12.59%
(27) Columbia Select Mid Cap Value Fund - Advisor Class merged into Columbia Select Mid Cap Value Fund - Institutional Class on November 22, 2024. All activity prior to November 22, 2024, is related to the Columbia Select Mid Cap Value Fund - Advisor Class, while all activity subsequent to November 22, 2024, is related to the Columbia Select Mid Cap Value Fund - Institutional Class.

Columbia Select Mid Cap Value Fund #
2023	78,544	16.53	to	29.40	1,896,086	0.00%	to	1.25%	0.88%			9.14%	to	10.25%
2022	81,812	15.15	to	26.66	1,812,663	0.00%	to	1.25%	0.60%			(10.27)%	to	(4.70)%
2021	62,224	16.88	to	27.98	1,476,680	0.35%	to	1.25%	—%			30.55%	to	31.96%
2020	65,121	12.93	to	22.32	1,174,396	0.00%	to	1.25%	0.35%	to	0.49%	(27.76)%	to	6.48%

Columbia Select Small Cap Value Fund - Institutional Class (43)
2024	29	19.58	to	19.58	567	0.75%	to	0.75%	0.69%			11.93%	to	11.93%
2023	29	17.49	to	17.49	509	0.75%	to	0.75%	0.84%			11.80%	to	11.80%
2022	29	15.65	to	15.65	454	0.75%	to	0.75%	0.86%			(15.79)%	to	(15.79)%
2021	29	18.58	to	18.58	536	0.50%	to	0.75%	0.22%	to	0.56%	30.53%	to	32.43%
2020	29	14.23	to	14.23	413	0.75%	to	0.75%	0.25%	to	0.25%	9.01%	to	9.01%
(43) Columbia Select Small Cap Value Fund - Advisor Class merged into Columbia Select Small Cap Value Fund - Institutional Class on November 22, 2024. All activity prior to November 22, 2024, is related to the Columbia Select Small Cap Value Fund - Advisor Class, while all activity subsequent to November 22, 2024, is related to the Columbia Select Small Cap Value Fund - Institutional Class.

Columbia Seligman Global Technology Fund - Class A
2024	9,331	95.37	to	111.78	972,639	0.35%	to	1.25%	—%			24.75%	to	25.88%
2023	10,443	76.45	to	88.79	876,174	0.35%	to	1.25%	—%			43.35%	to	44.64%
2022	9,584	53.33	to	61.39	562,468	0.35%	to	1.25%	—%			(32.54)%	to	(31.93)%
2021	9,273	79.05	to	90.18	801,197	0.35%	to	1.25%	0.00%	to	0.00%	37.14%	to	38.38%
2020	11,654	57.64	to	65.17	726,409	0.35%	to	1.25%	0.34%	to	0.34%	44.14%	to	45.44%

Columbia Seligman Technology and Information Fund - Class A
2024	12,542	124.48	to	119.04	1,475,217	0.00%	to	1.25%	—%			25.20%	to	26.79%
2023	9,778	99.42	to	93.89	933,967	0.00%	to	1.25%	—%			42.44%	to	44.22%
2022	9,707	69.80	to	65.10	646,416	0.00%	to	1.25%	—%			(36.18)%	to	(31.23)%
2021	11,157	109.37	to	94.67	1,080,346	0.00%	to	1.25%	0.00%	to	0.00%	38.93%	to	37.20%
2020	11,974	74.91	to	68.15	843,168	0.00%	to	1.25%	0.51%	to	0.57%	44.29%	to	42.50%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
Columbia Small Cap Value Fund I - Class A
2024	2,883	62.18	to	67.30	184,124	0.75%	to	1.25%	0.56%			7.28%	to	7.82%
2023	2,551	57.96	to	62.42	151,569	0.75%	to	1.25%	0.58%			19.86%	to	20.46%
2022	2,756	48.36	to	51.82	136,374	0.75%	to	1.25%	0.34%			(9.96)%	to	(9.51)%
2021	2,869	53.71	to	57.26	157,765	0.50%	to	1.25%	0.00%	to	0.00%	27.16%	to	28.11%
2020	3,049	42.24	to	46.15	131,644	0.50%	to	1.25%	0.43%	to	0.72%	6.49%	to	7.29%

CRM Mid Cap Value Fund - Investor Shares
2024	13,338	36.91	to	47.07	369,242	0.00%	to	1.25%	0.07%			7.37%	to	8.72%
2023	8,414	34.38	to	43.29	334,682	0.00%	to	1.25%	1.06%			5.07%	to	6.39%
2022	9,688	32.72	to	40.69	361,018	0.00%	to	1.25%	1.16%			(10.49)%	to	(9.37)%
2021	9,340	36.55	to	44.90	385,289	0.00%	to	1.25%	0.74%	to	0.97%	27.48%	to	29.09%
2020	14,222	28.67	to	34.78	465,912	0.00%	to	1.25%	0.37%	to	0.46%	9.18%	to	10.55%

Davis Financial Fund - Class A
2024	5,152	33.55	to	30.53	169,798	0.50%	to	1.25%	1.31%			27.93%	to	28.90%
2023	8,237	26.23	to	23.69	214,179	0.50%	to	1.25%	1.47%			14.09%	to	14.95%
2022	12,494	22.99	to	20.61	272,350	0.50%	to	1.25%	1.54%			(15.46)%	to	(9.36)%
2021	13,000	27.19	to	22.73	311,792	0.50%	to	1.25%	0.89%	to	1.20%	30.81%	to	29.83%
2020	13,941	19.68	to	17.38	255,390	0.50%	to	1.25%	1.52%	to	1.73%	(6.35)%	to	(7.05)%

Davis New York Venture Fund - Class A
2024	174,040	43.33	to	142.52	4,749,607	0.00%	to	1.25%	1.52%			16.04%	to	17.51%
2023	130,235	37.34	to	121.29	4,964,063	0.00%	to	1.25%	0.92%			68.36%	to	317.01%
2022	141,339	22.18	to	29.09	4,151,678	0.00%	to	1.25%	1.47%			(37.84)%	to	(74.27)%
2021	157,904	35.68	to	113.04	5,616,143	0.00%	to	1.25%	0.00%	to	0.00%	11.11%	to	12.51%
2020	177,701	32.12	to	100.48	5,699,589	0.00%	to	1.25%	0.56%	to	0.59%	10.03%	to	11.41%

Davis Opportunity Fund - Class A
2024	2,686	35.34	to	34.54	89,628	0.50%	to	1.25%	0.95%			11.37%	to	12.21%
2023	3,130	31.73	to	30.78	95,758	0.50%	to	1.25%	1.34%			20.61%	to	21.52%
2022	4,016	26.31	to	25.33	102,179	0.50%	to	1.25%	0.36%			(15.14)%	to	(14.51)%
2021	4,204	31.00	to	29.63	123,934	0.50%	to	1.25%	0.08%	to	0.14%	24.34%	to	23.41%
2020	4,740	25.12	to	23.83	112,429	0.50%	to	1.25%	0.19%	to	0.50%	12.23%	to	11.39%

Domini Impact Equity Fund® - Investor Shares
2024	6,428	38.95	to	46.78	255,733	0.35%	to	1.25%	0.27%			20.35%	to	21.45%
2023	6,711	32.36	to	38.52	226,490	0.35%	to	1.25%	0.40%			26.83%	to	27.97%
2022	3,730	25.52	to	30.10	97,782	0.35%	to	1.25%	0.11%			(26.62)%	to	(25.96)%
2021	3,131	34.77	to	40.65	111,820	0.00%	to	1.25%	0.00%	to	0.14%	19.80%	to	274.58%
2020	2,461	29.03	to	33.63	72,826	0.35%	to	1.25%	0.40%	to	0.46%	(57.70)%	to	29.00%

DWS Core Equity VIP - Class A
2024	598	51.20	to	51.20	30,612	0.70%	to	0.70%	0.81%			19.24%	to	19.24%
2023	561	42.94	to	42.94	24,081	0.70%	to	0.70%	0.92%			24.70%	to	24.70%
2022	571	34.44	to	34.44	19,650	0.70%	to	0.70%	0.79%			(16.12)%	to	(16.12)%
2021	581	41.05	to	41.05	23,851	0.70%	to	0.70%	0.76%	to	0.76%	24.43%	to	24.43%
2020	592	33.00	to	33.00	19,542	0.70%	to	0.70%	1.35%	to	1.35%	15.32%	to	15.32%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
DWS CROCI® Equity Dividend Fund - Class A
2024	10,651	23.11	to	23.17	247,373	0.35%	to	1.25%	2.51%			12.03%	to	13.05%
2023	10,460	20.63	to	20.50	215,732	0.35%	to	1.25%	2.75%			4.03%	to	4.97%
2022	10,079	19.83	to	19.53	198,860	0.35%	to	1.25%	2.49%			(6.11)%	to	0.81%
2021	10,507	21.12	to	19.37	204,474	0.35%	to	1.25%	0.98%	to	2.44%	18.93%	to	17.87%
2020	12,058	16.84	to	16.29	198,756	0.35%	to	1.25%	2.37%	to	2.38%	(9.79)%	to	(10.60)%

DWS Emerging Markets Fixed Income Fund - Class A
2024	117	15.77	to	16.28	1,873	1.05%	to	1.25%	6.40%			9.22%	to	9.44%
2023	118	14.44	to	14.88	1,711	1.05%	to	1.25%	6.31%			9.46%	to	9.67%
2022	118	13.19	to	13.56	1,566	1.05%	to	1.25%	5.93%			(20.52)%	to	(20.37)%
2021	614	16.60	to	17.03	10,422	0.50%	to	1.25%	4.11%	to	19.16%	(2.84)%	to	4.47%
2020	647	17.09	to	17.50	11,256	1.05%	to	1.25%	4.13%	to	4.35%	3.17%	to	3.38%

DWS International Growth Fund - Class A
2024	4,530	17.37	to	16.14	73,532	0.50%	to	1.25%	0.79%			7.71%	to	8.52%
2023	8,221	16.12	to	14.87	132,576	0.50%	to	1.25%	1.35%			14.01%	to	14.87%
2022	9,660	14.14	to	12.95	135,250	0.50%	to	1.25%	0.31%			(34.49)%	to	(29.76)%
2021	10,161	21.59	to	18.43	199,823	0.50%	to	1.25%	0.00%	to	1.55%	7.35%	to	6.55%
2020	11,334	19.04	to	17.17	205,750	0.50%	to	1.25%	0.61%	to	0.96%	21.48%	to	20.57%

DWS RREEF Real Estate Securities Fund - Class A
2024	1,690	25.77	to	10.63	31,123	0.00%	to	0.85%	2.30%			4.89%	to	6.30%
2023	869	24.57	to	24.57	21,352	0.85%	to	0.85%	1.60%			10.96%	to	10.96%
2022	869	22.14	to	22.14	19,244	0.85%	to	0.85%	1.31%			(28.24)%	to	(28.24)%
2021	869	30.85	to	30.85	26,809	0.85%	to	0.85%	1.08%	to	1.08%	41.32%	to	41.32%
2020	869	21.83	to	21.83	18,974	0.85%	to	0.85%	1.73%	to	1.73%	(6.00)%	to	(6.00)%

Eaton Vance Atlanta Capital SMID-Cap Fund - Class A
2024	15,148	40.77	to	47.94	710,754	0.00%	to	1.25%	—%			11.91%	to	13.33%
2023	18,545	36.43	to	42.30	768,860	0.00%	to	1.25%	—%			12.31%	to	13.72%
2022	23,856	32.44	to	37.20	867,676	0.00%	to	1.25%	—%			(10.15)%	to	(9.03)%
2021	25,936	36.10	to	40.89	1,033,100	0.00%	to	1.25%	0.00%	to	0.00%	20.41%	to	21.92%
2020	25,410	29.98	to	33.54	830,319	0.00%	to	1.25%	0.00%	to	0.00%	9.58%	to	10.96%

Eaton Vance Balanced Fund - Class A
2024	7,638	42.47	to	47.83	327,176	0.50%	to	1.25%	1.32%			17.97%	to	18.87%
2023	7,746	36.00	to	40.24	281,336	0.50%	to	1.25%	1.60%			14.61%	to	15.47%
2022	7,530	31.41	to	34.84	239,248	0.50%	to	1.25%	1.28%			(16.62)%	to	(16.00)%
2021	7,017	37.68	to	41.48	266,849	0.50%	to	1.25%	1.10%	to	1.10%	12.59%	to	13.44%
2020	6,309	33.46	to	36.57	213,150	0.50%	to	1.25%	1.18%	to	1.18%	12.79%	to	13.63%

Eaton Vance Dividend Builder Fund - Class A
2024	35,558	40.19	to	34.80	1,207,137	0.00%	to	1.25%	1.66%			13.08%	to	14.51%
2023	46,487	35.54	to	30.39	1,393,630	0.00%	to	1.25%	1.65%			9.78%	to	11.16%
2022	57,014	32.37	to	27.34	1,521,884	0.00%	to	1.25%	1.89%			(16.25)%	to	(9.75)%
2021	57,948	38.65	to	30.29	1,724,282	0.00%	to	1.25%	0.00%	to	1.80%	24.42%	to	22.87%
2020	60,434	29.56	to	24.35	1,451,768	0.00%	to	1.25%	1.75%	to	1.75%	12.32%	to	10.92%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
Eaton Vance Income Fund of Boston - Class A
2024	129,863	22.35	to	25.22	2,985,908	0.00%	to	1.25%	5.88%			5.74%	to	7.08%
2023	131,597	21.13	to	23.55	2,972,426	0.00%	to	1.25%	5.76%			10.38%	to	11.77%
2022	152,546	19.15	to	21.07	3,087,158	0.00%	to	1.25%	5.36%			241.90%	to	(9.13)%
2021	180,047	5.60	to	23.19	3,972,938	0.00%	to	1.25%	0.00%	to	0.00%	(74.26)%	to	4.22%
2020	204,873	20.27	to	21.76	4,299,845	0.00%	to	1.25%	5.79%	to	5.93%	3.56%	to	4.86%

Eaton Vance Large-Cap Value Fund - Class A
2024	52,722	30.75	to	28.76	1,574,850	0.35%	to	1.25%	1.00%			10.10%	to	11.10%
2023	53,703	27.93	to	25.89	1,450,276	0.35%	to	1.25%	1.01%			6.58%	to	7.54%
2022	68,676	26.21	to	24.07	1,765,904	0.35%	to	1.25%	1.07%			(12.54)%	to	(6.03)%
2021	68,574	29.96	to	25.62	1,807,856	0.35%	to	1.25%	0.00%	to	0.00%	24.29%	to	22.75%
2020	73,760	22.23	to	20.61	1,596,307	0.00%	to	1.25%	0.66%	to	1.35%	2.28%	to	1.01%

Eaton Vance Worldwide Health Sciences Fund - Class A
2024	10,766	46.08	to	48.92	496,158	0.35%	to	1.25%	0.16%			2.23%	to	3.16%
2023	13,124	45.08	to	47.42	594,787	0.35%	to	1.25%	0.12%			4.36%	to	5.30%
2022	13,806	43.20	to	45.04	593,286	0.35%	to	1.25%	0.18%			(10.55)%	to	(15.04)%
2021	16,526	48.29	to	53.01	795,332	0.35%	to	1.25%	0.00%	to	0.24%	20.54%	to	21.63%
2020	24,219	40.06	to	41.03	988,886	0.35%	to	1.25%	0.54%	to	0.56%	11.63%	to	12.64%

Empower Emerging Markets Equity Fund - Investor Class (20)
2024	15,709	9.14	to	9.17	143,779	0.25%	to	1.25%	1.34%			(8.62)%	to	(8.26)%
2023	—	—	to	—	—	0.00%	to	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
2022	—	—	to	—	—	0.00%	to	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
2021	—	—	to	—	—	0.00%	to	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
2020	—	—	to	—	—	0.00%	to	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
(20) The Sub-Account commenced operations on August 9, 2024.

Empower International Index Fund - Investor Class
2024	13,954	11.32	to	10.54	157,829	0.25%	to	1.25%	2.23%			1.64%	to	5.37%
2023	9,213	11.14	to	12.22	110,260	0.35%	to	1.25%	2.14%			16.06%	to	17.11%
2022	9,776	9.60	to	10.44	97,518	0.35%	to	1.25%	1.79%			(3.99)%	to	4.38%

Empower Lifetime 2015 Fund - Investor Class
2024	3,327	11.11	to	11.11	36,964	0.95%	to	0.95%	2.85%			5.41%	to	5.41%
2023	2,983	10.54	to	10.54	31,440	0.95%	to	0.95%	3.06%			5.39%	to	5.39%

Empower Lifetime 2020 Fund - Investor Class
2024	989	11.19	to	11.19	11,071	0.95%	to	0.95%	1.45%			5.93%	to	5.93%
2023	13,421	10.57	to	10.57	141,804	0.95%	to	0.95%	2.74%			5.66%	to	5.66%

Empower Lifetime 2025 Fund - Investor Class
2024	9,470	11.29	to	11.29	106,937	0.95%	to	0.95%	2.68%			6.31%	to	6.31%
2023	8,104	10.62	to	10.62	86,087	0.95%	to	0.95%	2.52%			6.23%	to	6.23%

Empower Lifetime 2030 Fund - Investor Class
2024	33,096	11.43	to	11.43	378,203	0.95%	to	0.95%	2.99%			7.04%	to	7.04%
2023	30,283	10.68	to	10.68	323,316	0.95%	to	0.95%	2.65%			6.76%	to	6.76%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
Empower Lifetime 2035 Fund - Investor Class
2024	30,813	11.61	to	11.61	357,850	0.95%	to	0.95%	2.25%			8.16%	to	8.16%
2023	30,008	10.74	to	10.74	322,222	0.95%	to	0.95%	2.04%			7.38%	to	7.38%

Empower Lifetime 2040 Fund - Investor Class
2024	1,208	11.80	to	11.80	14,244	0.95%	to	0.95%	3.33%			9.14%	to	9.14%
2023	812	10.81	to	10.81	8,774	0.95%	to	0.95%	2.93%			8.08%	to	8.08%

Empower Lifetime 2045 Fund - Investor Class
2024	5,350	11.90	to	11.90	63,682	0.95%	to	0.95%	1.92%			9.77%	to	9.77%
2023	5,811	10.84	to	10.84	63,016	0.95%	to	0.95%	1.82%			8.44%	to	8.44%

Empower Lifetime 2050 Fund - Investor Class
2024	24,650	11.96	to	11.96	294,738	0.95%	to	0.95%	2.71%			10.08%	to	10.08%
2023	21357	10.86	to	10.86	231,981	0.95%	to	0.95%	2.39%			8.62%	to	8.62%

Empower Lifetime 2055 Fund - Investor Class
2024	1,101	11.94	to	11.94	13,151	0.95%	to	0.95%	1.88%			10.04%	to	10.04%
2023	482	10.85	to	10.85	5,228	0.95%	to	0.95%	1.77%			8.51%	to	8.51%

Empower Lifetime 2060 Fund - Investor Class
2024	995	11.91	to	11.91	11,849	0.95%	to	0.95%	4.37%			9.84%	to	9.84%
2023	335	10.84	to	10.84	3,633	0.95%	to	0.95%	3.89%			8.38%	to	8.38%
Empower Moderately Aggressive Profile Fund - Investor Class
2024	3	12.18	to	12.18	31	1.25%	to	1.25%	0.42%			7.98%	to	7.98%
2023	18	11.28	to	11.28	200	1.25%	to	1.25%	1.30%			12.82%	to	12.82%

Empower S&P 500 ® Index Fund - Investor Class (21)
2024	263	10.08	to	10.08	2,656	1.25%	to	1.25%	0.42%			0.80%	to	0.80%
(21) The Sub-Account commenced operations on November 14, 2024.

Empower S&P Mid Cap 400® Index Fund - Investor Class
2024	7,496	12.32	to	13.76	101,139	0.35%	to	1.25%	1.07%			11.86%	to	12.87%
2023	7,697	11.01	to	12.19	92,689	0.35%	to	1.25%	0.36%			14.33%	to	15.36%
2022	7,541	9.63	to	10.56	96,258	0.35%	to	1.25%	0.49%			(3.66)%	to	5.65%

Empower S&P Small Cap 600® Index Fund - Investor Class
2024	1,623	11.97	to	12.60	20,245	0.35%	to	1.25%	0.82%			6.59%	to	7.56%
2023	1,198	11.23	to	11.72	14,016	0.35%	to	1.25%	0.57%			14.04%	to	15.06%
2022	1,059	9.85	to	10.18	10,780	0.35%	to	1.25%	0.50%			(1.54)%	to	1.82%

Empower Short Duration Bond Fund - Investor Class
2024	1,514	10.65	to	10.65	16,130	1.25%	to	1.25%	3.55%			2.93%	to	2.93%
2023	7,029	10.35	to	10.35	72,733	1.25%	to	1.25%	2.36%			3.47%	to	3.47%

Federated Hermes Clover Small Value Fund - Class A
2024	1,192	25.57	to	28.74	34,112	0.35%	to	1.25%	0.79%			8.28%	to	9.26%
2023	2,673	23.62	to	26.30	70,049	0.35%	to	1.25%	0.76%			9.05%	to	10.04%
2022	3,816	21.66	to	23.90	91,040	0.35%	to	1.25%	0.18%			(9.93)%	to	(9.11)%
2021	2,556	24.04	to	26.30	66,937	0.35%	to	1.25%	0.08%	to	0.21%	28.58%	to	29.75%
2020	2,807	18.70	to	20.27	56,551	0.35%	to	1.25%	0.13%	to	0.19%	7.78%	to	8.75%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
Federated Hermes Equity Income Fund, Inc. - Class A
2024	1,850	27.31	to	30.52	51,042	0.65%	to	1.25%	0.83%			11.45%	to	12.12%
2023	2,993	24.50	to	27.22	73,798	0.65%	to	1.25%	1.15%			7.70%	to	8.34%
2022	2,703	22.75	to	25.13	61,793	0.65%	to	1.25%	1.09%			(9.12)%	to	(8.57)%
2021	5,916	25.03	to	27.48	144,057	0.65%	to	1.25%	0.90%	to	0.91%	19.41%	to	20.12%
2020	5,383	20.97	to	22.88	109,189	0.65%	to	1.25%	0.96%	to	1.32%	5.09%	to	5.73%

Federated Hermes Fund for U.S. Government Securities - Class A
2024	13,495	11.42	to	12.60	166,631	0.50%	to	1.25%	3.53%			(0.77)%	to	(0.02)%
2023	13,954	11.51	to	12.60	172,339	0.50%	to	1.25%	3.17%			2.91%	to	3.68%
2022	12,714	11.19	to	12.15	151,703	0.50%	to	1.25%	2.21%			(13.14)%	to	(12.48)%
2021	11,635	12.88	to	13.88	158,836	0.50%	to	1.25%	0.00%	to	1.61%	(3.38)%	to	(2.66)%
2020	10,981	13.33	to	14.26	154,206	0.50%	to	1.25%	2.05%	to	2.07%	2.44%	to	6.49%

Federated Hermes Global Allocation Fund - Class A
2024	146	20.91	to	20.91	3,054	1.25%	to	1.25%	2.04%			7.72%	to	7.72%
2023	146	19.41	to	19.41	2,836	1.25%	to	1.25%	1.62%			9.85%	to	9.85%
2022	146	17.67	to	17.67	2,581	1.25%	to	1.25%	0.75%			76.67%	to	76.67%

Federated Hermes International Leaders Fund - Class A
2024	409	21.78	to	21.78	8,910	0.50%	to	0.50%	1.54%			(1.76)%	to	(1.76)%
2023	381	22.17	to	22.17	8,457	0.50%	to	0.50%	1.40%			16.41%	to	16.41%
2022	350	19.05	to	19.05	6,675	0.50%	to	0.50%	2.00%			(0.81)%	to	(9.49)%
2021	318	19.20	to	21.05	6,697	0.50%	to	1.25%	0.03%	to	0.55%	3.45%	to	4.23%
2020	332	18.56	to	20.19	6,642	0.50%	to	1.25%	0.11%	to	0.11%	14.03%	to	17.86%

Federated Hermes Kaufmann Fund - Class R
2024	141,437	35.71	to	31.02	4,550,327	0.35%	to	1.25%	—%			14.96%	to	16.00%
2023	150,923	31.06	to	26.74	4,233,459	0.35%	to	1.25%	—%			13.45%	to	14.47%
2022	165,998	27.38	to	23.36	4,068,379	0.35%	to	1.25%	—%			(37.30)%	to	(30.54)%
2021	170,384	43.67	to	33.64	6,032,562	0.35%	to	1.25%	0.00%	to	0.00%	2.04%	to	1.13%
2020	180,471	39.33	to	32.96	6,290,468	0.35%	to	1.25%	0.00%	to	0.00%	28.04%	to	26.89%

Federated Hermes MDT Mid Cap Growth Fund - Class A
2024	8,516	50.76	to	46.58	470,283	0.50%	to	1.25%	—%			31.38%	to	32.37%
2023	8,425	38.64	to	35.19	352,148	0.50%	to	1.25%	—%			25.47%	to	26.41%
2022	8,477	30.79	to	27.83	280,763	0.50%	to	1.25%	—%			(32.15)%	to	(24.95)%
2021	7,811	45.39	to	37.09	347,388	0.50%	to	1.25%	0.00%	to	0.00%	21.92%	to	21.01%
2020	7,204	34.16	to	30.42	264,026	0.50%	to	1.25%	0.00%	to	0.00%	34.72%	to	33.72%

Federated Hermes Sustainable High Yield Bond Fund, Inc. - Class A
2024	7	22.34	to	22.34	162	1.25%	to	1.25%	5.38%			4.84%	to	4.84%
2023	7	21.31	to	21.31	155	1.25%	to	1.25%	10.47%			11.03%	to	11.03%
2022	206	19.19	to	19.19	3,952	1.25%	to	1.25%	5.36%			(7.83)%	to	(12.83)%
2021	206	20.82	to	22.02	4,558	1.05%	to	1.25%	2.28%	to	4.58%	3.39%	to	3.59%
2020	213	20.10	to	21.30	4,527	1.05%	to	1.25%	5.04%	to	5.35%	4.58%	to	4.79%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
Federated Hermes Total Return Bond Fund - Class A
2024	3,599	14.14	to	49.35	56,678	0.50%	to	1.25%	3.84%			0.17%	to	0.93%
2023	5,304	14.11	to	48.90	140,485	0.50%	to	1.25%	3.35%			3.30%	to	4.07%
2022	4,753	13.66	to	46.98	108,554	0.50%	to	1.25%	2.49%			(14.07)%	to	(13.42)%
2021	4,775	15.90	to	54.27	125,534	0.50%	to	1.25%	0.00%	to	2.27%	(1.61)%	to	(0.87)%
2020	5,395	16.16	to	54.74	140,459	0.50%	to	1.25%	2.26%	to	2.27%	7.65%	to	8.46%

Fidelity Advisor® Equity Growth Fund - Class M
2024	16,407	69.03	to	62.73	1,051,860	0.50%	to	1.25%	—%			27.80%	to	28.77%
2023	15,732	54.01	to	48.71	782,322	0.50%	to	1.25%	—%			33.21%	to	34.21%
2022	16,207	40.55	to	36.30	600,496	0.50%	to	1.25%	—%			(30.22)%	to	(25.19)%
2021	16,646	58.11	to	48.52	822,020	0.50%	to	1.25%	0.00%	to	0.00%	21.84%	to	20.93%
2020	17,708	45.16	to	39.82	714,629	0.50%	to	1.25%	0.00%	to	0.00%	42.35%	to	41.29%

Fidelity Advisor® Leveraged Company Stock Fund - Class M (28)
2024	74,003	31.26	to	38.98	2,527,858	0.00%	to	1.25%	0.77%			24.62%	to	26.19%
2023	82,118	25.09	to	30.89	2,240,983	0.00%	to	1.25%	0.07%			23.94%	to	25.49%
2022	92,197	20.24	to	24.61	2,020,380	0.00%	to	1.25%	0.33%			(24.54)%	to	(23.59)%
2021	91,041	26.82	to	32.21	2,635,344	0.00%	to	1.25%	0.00%	to	0.04%	23.26%	to	24.81%
2020	90,914	21.76	to	25.81	2,115,561	0.00%	to	1.25%	0.00%	to	0.00%	27.01%	to	28.61%
(28) Fidelity Leveraged Company Stock Fund merged into Fidelity Advisor® Leveraged Company Stock Fund on October 25, 2024. All activity prior to October 25, 2024, is related to the Fidelity Leveraged Company Stock Fund, while all activity subsequent to October 25, 2024, is related to the Fidelity Advisor® Leveraged Company Stock Fund.

Fidelity Advisor® Stock Selector Fund - Class M (40)
2024	24	40.61	to	40.61	979	1.25%	to	1.25%	—%			17.72%	to	17.72%
2023	38,024	34.50	to	36.12	1,373,201	0.85%	to	1.25%	0.23%			24.74%	to	25.24%
2022	35,854	27.65	to	28.84	1,033,813	0.85%	to	1.25%	0.21%			(20.98)%	to	(17.61)%
2021	65	35.00	to	35.00	2,279	1.05%	to	1.25%	0.00%	to	0.01%	20.96%	to	23.27%
2020	500	28.93	to	28.93	14,485	1.25%	to	1.25%	0.38%	to	0.38%	22.67%	to	22.67%
(40) Formerly, Fidelity Advisor Stock Selector All Cap Fund. Name changed to Fidelity Advisor® Stock Selector Fund effective December 31, 2024.

Fidelity® VIP Balanced Portfolio - Initial Class
2024	25,100	40.07	to	42.94	1,006,141	0.00%	to	0.70%	1.49%			15.11%	to	15.92%
2023	39,438	34.81	to	37.04	1,373,125	0.00%	to	0.70%	1.69%			20.68%	to	21.53%
2022	42,320	28.84	to	30.48	1,248,788	0.00%	to	0.70%	1.28%			(18.51)%	to	(17.94)%
2021	59,152	35.39	to	37.14	2,093,919	0.00%	to	0.70%	0.00%	to	0.94%	17.44%	to	18.26%
2020	65,175	30.14	to	31.41	1,964,516	0.00%	to	0.70%	1.38%	to	1.47%	21.53%	to	22.39%

Fidelity® VIP Freedom 2015 Portfolio℠ - Service Class 2
2024	3	32.98	to	32.98	115	0.35%	to	0.35%	1.14%			5.84%	to	5.84%
2023	3,586	31.16	to	31.16	111,727	0.35%	to	0.35%	3.43%			10.26%	to	10.26%
2022	3,586	28.26	to	28.26	101,335	0.35%	to	0.35%	1.91%			(15.09)%	to	(15.09)%
2021	3,586	33.28	to	33.28	119,348	0.35%	to	0.35%	0.98%			7.02%	to	7.02%
2020	2,741	31.10	to	31.10	85,258	0.35%	to	0.35%	1.34%	to	1.34%	13.17%	to	13.17%

Fidelity® VIP Freedom 2020 Portfolio℠ - Service Class 2
2024	144	38.12	to	38.12	5,483	0.35%	to	0.35%	1.10%			7.03%	to	7.03%
2023	3,077	35.62	to	35.62	109,594	0.35%	to	0.35%	3.00%			11.83%	to	11.83%
2022	3,087	31.85	to	31.85	98,315	0.35%	to	0.35%	1.86%			(16.26)%	to	(16.26)%
2021	3,087	38.04	to	38.04	117,428	0.35%	to	0.35%	0.87%	to	0.87%	8.88%	to	8.88%
2020	3,087	34.93	to	34.93	107,835	0.35%	to	0.35%	1.06%	to	1.06%	14.32%	to	14.32%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
Fidelity® VIP Freedom 2025 Portfolio℠ - Service Class 2
2024	3,392	42.87	to	42.87	145,414	0.35%	to	0.35%	2.31%			7.90%	to	7.90%
2023	3,394	39.73	to	39.73	134,810	0.35%	to	0.35%	3.17%			12.93%	to	12.93%
2022	11,225	35.18	to	35.18	394,856	0.35%	to	0.35%	1.81%			(16.93)%	to	(16.93)%
2021	11,546	42.35	to	42.35	488,929	0.35%	to	0.35%	0.79%	to	0.79%	10.16%	to	10.16%
2020	13,363	38.44	to	38.44	513,670	0.35%	to	0.35%	1.03%	to	1.03%	15.27%	to	15.27%

Fidelity® VIP Freedom 2030 Portfolio℠ - Service Class 2
2024	16,738	46.94	to	48.09	804,940	0.35%	to	0.50%	2.11%			8.59%	to	8.75%
2023	15,316	43.23	to	44.22	677,235	0.35%	to	0.50%	2.30%			13.89%	to	14.06%
2022	18,477	37.96	to	38.77	716,332	0.35%	to	0.50%	1.75%			(8.98)%	to	(17.38)%
2021	17,387	41.70	to	46.92	815,816	0.35%	to	1.25%	0.00%	to	0.87%	1.07%	to	11.68%
2020	17,462	41.26	to	42.01	733,666	0.35%	to	0.50%	0.98%	to	1.02%	16.06%	to	16.24%

Fidelity® VIP Growth & Income Portfolio - Initial Class
2024	4,466	46.51	to	46.51	207,685	0.70%	to	0.70%	1.05%			21.36%	to	21.36%
2023	7,502	38.32	to	38.32	287,475	0.70%	to	0.70%	1.73%			17.89%	to	17.89%
2022	6,616	32.50	to	32.50	215,043	0.70%	to	0.70%	1.60%			(5.61)%	to	(5.61)%
2021	7,337	34.44	to	34.44	252,666	0.70%	to	0.70%	1.79%	to	1.79%	25.07%	to	25.07%
2020	11,737	27.53	to	27.53	323,159	0.70%	to	0.70%	2.00%	to	2.00%	7.10%	to	7.10%

Fidelity® VIP Growth Opportunities Portfolio - Initial Class
2024	9,844	97.49	to	97.49	959,702	0.70%	to	0.70%	—%			37.92%	to	37.92%
2023	13,143	70.69	to	70.69	929,105	0.70%	to	0.70%	—%			44.64%	to	44.64%
2022	12,046	48.87	to	48.87	588,766	0.70%	to	0.70%	—%			(38.58)%	to	(38.58)%
2021	14,582	79.58	to	79.58	1,160,384	0.00%	to	0.70%	0.00%	to	0.00%	11.16%	to	11.94%
2020	16,302	71.59	to	90.69	1,169,060	0.00%	to	0.70%	0.01%	to	0.01%	67.48%	to	68.66%

Fidelity® VIP Investor Freedom 2035 Portfolio℠ - Service Class 2
2024	649	20.29	to	20.29	13,177	0.35%	to	0.35%	1.67%			10.38%	to	10.38%
2023	649	18.38	to	18.38	11,938	0.35%	to	0.35%	1.75%			16.12%	to	16.12%
2022	649	15.83	to	15.83	10,280	0.35%	to	0.35%	1.49%			(18.17)%	to	(18.17)%
2021	649	19.34	to	19.34	12,554	0.35%	to	0.35%	0.83%	to	0.83%	14.77%	to	14.77%
2020	3,417	16.85	to	16.85	57,592	0.35%	to	0.35%	1.13%	to	1.13%	17.54%	to	17.54%

Fidelity® VIP Investor Freedom 2050 Portfolio℠ - Service Class 2
2024	33	21.82	to	21.82	715	0.35%	to	0.35%	1.15%			13.15%	to	13.15%
2023	33	19.28	to	19.28	632	0.35%	to	0.35%	1.29%			18.78%	to	18.78%
2022	33	16.23	to	16.23	532	0.35%	to	0.35%	1.43%			(18.75)%	to	(18.75)%
2021	33	19.98	to	19.98	657	0.35%	to	0.35%	0.72%	to	0.72%	17.10%	to	17.10%
2020	33	17.06	to	17.06	558	0.35%	to	0.35%	0.78%	to	0.78%	18.58%	to	18.58%

Fidelity® VIP Overseas Portfolio - Initial Class
2024	2,486	20.23	to	20.23	50,292	0.70%	to	0.70%	1.65%			4.32%	to	4.32%
2023	2,493	19.39	to	19.39	48,347	0.70%	to	0.70%	1.05%			19.67%	to	19.67%
2022	2,601	16.20	to	16.20	42,141	0.70%	to	0.70%	1.08%			(25.01)%	to	(25.01)%
2021	2,629	21.61	to	21.61	56,824	0.70%	to	0.70%	0.54%	to	0.54%	18.86%	to	18.86%
2020	2,535	18.18	to	18.18	46,074	0.70%	to	0.70%	0.25%	to	0.25%	14.81%	to	14.81%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
Fidelity® VIP Value Strategies Portfolio - Initial Class
2024	1,009	40.16	to	40.16	40,504	0.70%	to	0.70%	0.13%			8.63%	to	8.63%
2023	13,190	36.97	to	36.97	487,567	0.70%	to	0.70%	1.11%			20.01%	to	20.01%
2022	14,413	30.80	to	30.80	443,941	0.70%	to	0.70%	1.07%			(7.67)%	to	(7.67)%
2021	14,810	33.36	to	33.36	494,095	0.70%	to	0.70%	2.02%	to	2.02%	32.67%	to	32.67%
2020	1,810	25.15	to	25.15	45,523	0.70%	to	0.70%	1.31%	to	1.31%	7.50%	to	7.50%

Franklin Conservative Allocation Fund - Class A
2024	83,811	18.81	to	20.85	1,572,529	0.00%	to	1.25%	2.53%			6.71%	to	8.06%
2023	82,684	17.63	to	19.30	1,462,167	0.00%	to	1.25%	2.47%			9.99%	to	11.37%
2022	112,242	16.03	to	17.33	1,801,671	0.00%	to	1.25%	1.56%			(16.27)%	to	(17.56)%
2021	133,365	19.14	to	21.02	2,541,021	0.00%	to	1.25%	0.00%	to	2.28%	6.84%	to	8.18%
2020	156,529	17.92	to	18.89	2,797,832	0.00%	to	1.25%	1.65%	to	1.70%	7.95%	to	9.30%

Franklin Core Plus Fund - Class A (41)
2024	150,852	16.15	to	10.37	2,474,541	0.25%	to	1.25%	4.68%			1.99%	to	3.02%
2023	142,160	15.83	to	16.92	2,322,315	0.35%	to	1.25%	4.65%			7.07%	to	8.04%
2022	144,986	14.79	to	15.66	2,199,335	0.35%	to	1.25%	4.13%			(11.83)%	to	(12.24)%
2021	167,681	16.77	to	17.85	2,861,797	0.15%	to	1.25%	0.00%	to	175.77%	0.52%	to	0.86%
2020	146,895	16.63	to	17.30	2,472,286	0.35%	to	1.25%	4.04%	to	4.07%	2.20%	to	3.12%
(41) Formerly, Franklin Strategic Income Fund. Name changed to Franklin Core Plus Fund effective December 11, 2024.

Franklin Growth Allocation Fund - Class A
2024	194,185	29.22	to	30.41	5,379,018	0.00%	to	1.25%	1.94%			13.70%	to	15.14%
2023	230,330	25.70	to	26.41	5,804,399	0.00%	to	1.25%	1.28%			16.14%	to	17.59%
2022	282,533	22.13	to	22.46	6,071,539	0.00%	to	1.25%	1.07%			(18.19)%	to	(24.38)%
2021	307,965	27.05	to	29.70	8,013,351	0.00%	to	1.25%	0.00%	to	2.28%	14.97%	to	16.41%
2020	335,025	23.29	to	23.53	7,523,544	0.00%	to	1.25%	1.24%	to	1.27%	13.16%	to	14.58%

Franklin Growth Fund - Class A
2024	66,753	54.98	to	55.59	3,144,987	0.00%	to	1.25%	0.04%			16.38%	to	17.85%
2023	72,694	47.24	to	47.17	3,025,032	0.00%	to	1.25%	0.18%			26.08%	to	27.66%
2022	74,905	37.47	to	36.95	2,649,267	0.00%	to	1.25%	—%			(32.61)%	to	(25.09)%
2021	75,470	55.60	to	49.32	3,584,767	0.00%	to	1.25%	0.00%	to	0.00%	21.80%	to	20.29%
2020	76,637	42.10	to	40.50	3,059,667	0.00%	to	1.25%	0.01%	to	0.15%	30.64%	to	29.01%

Franklin High Income Fund - Class A1
2024	37,297	22.63	to	23.92	863,669	0.35%	to	1.25%	6.36%			6.45%	to	7.42%
2023	40,656	21.26	to	22.26	880,326	0.35%	to	1.25%	6.35%			12.43%	to	13.44%
2022	42,906	18.91	to	19.63	822,217	0.35%	to	1.25%	5.70%			(10.42)%	to	(15.32)%
2021	40,103	21.11	to	23.18	856,363	0.35%	to	1.25%	0.00%	to	4.80%	3.70%	to	4.63%
2020	38,156	20.36	to	20.75	779,171	0.35%	to	1.25%	5.45%	to	5.48%	5.43%	to	6.38%

Franklin Income Fund - Class A1
2024	272,769	23.70	to	23.68	5,960,402	0.35%	to	1.25%	5.57%			5.78%	to	6.74%
2023	289,651	22.41	to	22.18	6,189,883	0.35%	to	1.25%	5.68%			7.28%	to	8.25%
2022	320,233	20.89	to	20.49	6,362,064	0.35%	to	1.25%	5.26%			(14.59)%	to	(5.38)%
2021	327,242	24.45	to	21.66	6,911,353	0.35%	to	1.25%	4.59%	to	4.59%	16.78%	to	15.73%
2020	362,058	19.25	to	18.54	6,570,279	0.35%	to	1.25%	5.60%	to	5.61%	3.21%	to	2.28%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
Franklin Moderate Allocation Fund - Class A
2024	222,470	24.01	to	25.91	5,277,642	0.00%	to	1.25%	2.27%			10.41%	to	11.80%
2023	248,170	21.74	to	23.18	5,394,821	0.00%	to	1.25%	2.06%			12.95%	to	14.37%
2022	293,080	19.25	to	20.27	5,618,684	0.00%	to	1.25%	1.21%			(17.18)%	to	(20.58)%
2021	334,475	23.24	to	25.52	7,665,061	0.00%	to	1.25%	0.00%	to	2.42%	10.98%	to	12.38%
2020	365,293	20.94	to	21.51	7,526,190	0.00%	to	1.25%	1.47%	to	1.49%	10.98%	to	12.37%

Franklin Mutual Beacon Fund - Class A
2024	69,604	23.62	to	10.33	867,639	0.40%	to	1.25%	1.50%			6.18%	to	3.33%
2023	38,871	22.24	to	23.55	877,714	0.35%	to	1.25%	1.78%			13.76%	to	14.79%
2022	41,543	19.55	to	20.51	821,514	0.35%	to	1.25%	1.30%			(13.00)%	to	(16.87)%
2021	42,413	22.47	to	24.67	957,119	0.35%	to	1.25%	0.00%	to	1.56%	15.01%	to	16.05%
2020	51,591	19.54	to	20.14	1,011,738	0.35%	to	1.25%	2.89%	to	2.95%	2.46%	to	3.39%

Franklin Mutual Global Discovery Fund - Class A
2024	357,022	26.56	to	25.21	8,317,677	0.00%	to	1.25%	1.75%			3.27%	to	4.57%
2023	404,678	20.95	to	24.11	9,079,301	0.00%	to	1.25%	1.36%			18.78%	to	20.27%
2022	444,771	17.64	to	20.04	8,326,865	0.00%	to	1.25%	1.79%			(16.39)%	to	(20.90)%
2021	470,144	21.10	to	25.34	9,366,699	0.00%	to	1.25%	0.00%	to	0.00%	17.92%	to	19.40%
2020	538,867	17.67	to	19.57	8,974,517	0.00%	to	1.25%	2.42%	to	2.94%	(5.80)%	to	(4.61)%

Franklin Mutual Shares Fund - Class A
2024	121,418	31.40	to	21.96	3,356,159	0.35%	to	1.25%	1.72%			9.84%	to	10.84%
2023	120,560	28.59	to	19.81	3,052,555	0.35%	to	1.25%	1.82%			12.23%	to	13.24%
2022	135,362	25.47	to	17.49	2,972,336	0.35%	to	1.25%	1.26%			(21.17)%	to	(7.68)%
2021	148,206	32.31	to	18.95	3,560,968	0.35%	to	1.25%	3.12%	to	3.12%	18.65%	to	17.59%
2020	165,786	23.67	to	15.97	3,375,402	0.35%	to	1.25%	1.96%	to	1.99%	(4.93)%	to	(5.78)%

Franklin Mutual U.S. Mid Cap Value Fund - Class A
2024	25,772	41.53	to	46.26	1,191,155	0.35%	to	0.85%	1.23%			8.22%	to	8.77%
2023	27,584	38.37	to	42.53	1,172,222	0.35%	to	0.85%	1.16%			8.11%	to	8.66%
2022	32,526	35.49	to	39.14	1,265,335	0.35%	to	0.85%	0.73%			0.75%	to	(7.08)%
2021	49,985	35.22	to	42.12	2,097,681	0.35%	to	1.25%	1.09%	to	4.79%	16.18%	to	27.24%
2020	52,865	30.32	to	33.11	1,744,323	0.35%	to	0.85%	4.08%	to	4.20%	(3.28)%	to	(2.80)%

Franklin Small Cap Value Fund - Class A
2024	119,066	40.00	to	43.83	2,643,629	0.00%	to	1.25%	0.79%			9.92%	to	11.31%
2023	73,229	36.39	to	53.76	2,754,257	0.00%	to	1.25%	0.79%			11.49%	to	7.93%
2022	88,832	32.64	to	49.81	2,934,148	0.00%	to	1.25%	0.37%			(11.31)%	to	(13.01)%
2021	99,774	36.80	to	57.26	3,681,975	0.00%	to	1.25%	0.00%	to	0.55%	13.77%	to	23.91%
2020	105,516	29.70	to	50.33	3,122,464	0.00%	to	1.25%	0.84%	to	0.84%	3.11%	to	4.08%

Franklin Small-Mid Cap Growth Fund - Class A #
2024	74,119	48.88	to	44.33	2,882,687	0.00%	to	1.25%	—%			9.97%	to	11.36%

Franklin Small-Mid Cap Growth VIP Fund - Class 1 #
2024	1,541	43.92	to	43.92	67,699	0.70%	to	0.70%	—%			10.53%	to	10.53%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
Franklin Small-Mid Cap Growth VIP Fund #
2023	79,984	44.45	to	39.81	3,094,345	0.00%	to	1.25%	—%			25.63%	to	27.20%
2022	86,063	35.38	to	31.30	2,631,879	0.00%	to	1.25%	—%			(41.90)%	to	(33.71)%
2021	96,372	60.89	to	47.21	4,465,568	0.00%	to	1.25%	—%			9.91%	to	8.54%
2020	110,570	49.80	to	42.96	4,650,860	0.00%	to	1.25%	0.00%	to	0.00%	55.96%	to	54.02%

Franklin Total Return Fund - Class A
2024	11,300	13.76	to	14.87	155,487	0.50%	to	1.25%	3.80%			0.74%	to	1.50%
2023	11,881	13.66	to	14.65	161,891	0.50%	to	1.25%	3.40%			4.40%	to	5.18%
2022	13,510	13.08	to	13.93	176,825	0.50%	to	1.25%	3.10%			(16.06)%	to	(18.59)%
2021	16,891	15.59	to	17.11	263,359	0.50%	to	1.25%	0.00%	to	2.22%	(1.99)%	to	(1.25)%
2020	23,589	15.90	to	16.68	374,171	0.50%	to	1.25%	2.98%	to	3.08%	5.85%	to	6.64%

Franklin U.S. Government Securities Fund - Class A1
2024	36,849	11.97	to	13.22	447,322	0.50%	to	1.25%	3.35%			(0.84)%	to	(0.09)%
2023	40,570	12.07	to	13.23	498,405	0.50%	to	1.25%	3.13%			3.07%	to	3.85%
2022	32,019	11.71	to	12.74	379,849	0.50%	to	1.25%	2.67%			(11.44)%	to	(10.77)%
2021	34,532	13.22	to	14.28	462,046	0.50%	to	1.25%	0.00%	to	2.28%	(3.28)%	to	(2.55)%
2020	33,137	13.67	to	14.66	457,635	0.50%	to	1.25%	2.59%	to	2.59%	2.19%	to	2.96%

Goldman Sachs Core Fixed Income Fund - Class A
2024	12,837	12.90	to	12.96	166,220	1.05%	to	1.25%	3.87%			(0.12)%	to	0.08%
2023	12,530	12.92	to	12.95	162,168	1.05%	to	1.25%	3.53%			4.68%	to	4.89%
2022	11,927	12.34	to	12.34	147,219	1.05%	to	1.25%	2.42%			(15.27)%	to	(15.42)%
2021	11,443	14.57	to	14.59	166,714	1.05%	to	1.25%	1.58%	to	1.58%	(3.33)%	to	(3.13)%
2020	10,698	15.04	to	15.10	160,957	1.05%	to	1.25%	2.01%	to	2.01%	8.12%	to	8.34%

Goldman Sachs Equity Income Fund - Class A
2024	17,283	27.82	to	25.81	315,766	0.50%	to	1.25%	1.27%			14.41%	to	15.27%
2023	7,038	24.31	to	22.39	165,071	0.50%	to	1.25%	1.80%			6.79%	to	7.59%
2022	6,523	22.77	to	20.81	142,091	0.50%	to	1.25%	1.77%			(11.30)%	to	(4.89)%
2021	5,892	25.67	to	21.88	135,085	0.50%	to	1.25%	1.45%	to	1.50%	21.24%	to	20.33%
2020	6,778	20.04	to	18.05	130,150	0.50%	to	1.25%	1.69%	to	1.69%	2.95%	to	2.18%

Goldman Sachs Government Income Fund - Class A
2024	108,928	11.63	to	12.79	1,185,186	0.00%	to	1.25%	2.38%			(0.81)%	to	(2.14)%
2023	88,694	11.73	to	13.07	1,086,587	0.00%	to	1.25%	2.34%			2.99%	to	(2.05)%
2022	83,546	11.39	to	13.34	987,396	0.00%	to	1.25%	1.31%			(13.94)%	to	(10.56)%
2021	80,869	13.23	to	14.92	1,101,916	0.00%	to	1.25%	0.00%	to	0.00%	(3.69)%	to	(2.15)%
2020	90,244	13.74	to	15.65	1,270,285	0.00%	to	1.25%	1.32%	to	1.33%	5.02%	to	5.03%

Goldman Sachs High Yield Fund - Class A
2024	36,748	20.43	to	26.66	753,334	0.00%	to	1.25%	6.16%			5.21%	to	6.54%
2023	25,366	19.42	to	25.03	521,106	0.00%	to	1.25%	5.94%			10.72%	to	12.10%
2022	30,850	17.54	to	22.33	569,837	0.00%	to	1.25%	5.26%			(13.77)%	to	(12.69)%
2021	31,498	20.34	to	25.57	676,386	0.00%	to	1.25%	0.00%	to	0.00%	2.37%	to	3.65%
2020	30,955	19.87	to	24.67	621,486	0.00%	to	1.25%	5.49%	to	5.81%	4.00%	to	5.31%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
Goldman Sachs Income Builder Fund - Class A
2024	18,389	23.69	to	10.48	512,094	0.70%	to	1.25%	4.14%			7.43%	to	4.83%
2023	5,626	22.05	to	21.13	195,279	0.75%	to	1.25%	4.70%			(21.81)%	to	4.53%
2022	2,339	28.20	to	20.22	46,362	0.50%	to	1.25%	3.95%			(9.99)%	to	(10.66)%
2021	2,294	31.33	to	22.63	50,825	0.50%	to	1.25%	0.59%	to	3.11%	60.00%	to	9.12%
2020	2,201	20.74	to	19.58	44,573	0.75%	to	1.25%	3.28%	to	3.29%	8.70%	to	8.16%

Goldman Sachs International Equity ESG Fund - Class A
2024	1,764	15.94	to	14.49	27,682	0.50%	to	1.25%	1.63%			(0.91)%	to	(0.16)%
2023	2,659	16.09	to	14.51	42,283	0.50%	to	1.25%	1.93%			14.03%	to	14.88%
2022	1,657	14.11	to	12.63	22,769	0.50%	to	1.25%	0.78%			(18.71)%	to	(18.10)%
2021	1,684	17.36	to	15.42	27,238	0.50%	to	1.25%	1.33%	to	1.92%	15.72%	to	14.85%
2020	1,303	15.11	to	13.33	18,180	0.50%	to	1.25%	0.00%	to	0.00%	30.99%	to	21.36%

Goldman Sachs Large Cap Core Fund - Class A
2024	400	47.39	to	52.14	19,177	0.50%	to	1.05%	0.40%			20.49%	to	21.16%
2023	519	39.33	to	43.03	20,812	0.50%	to	1.05%	0.40%			25.18%	to	25.86%
2022	419	31.42	to	34.19	13,485	0.50%	to	1.05%	0.33%			(26.72)%	to	(20.27)%
2021	374	42.88	to	42.88	15,127	0.00%	to	1.25%	0.00%	to	0.00%	23.98%	to	36.41%
2020	268	32.14	to	34.59	8,649	0.50%	to	1.05%	0.29%	to	1.44%	21.51%	to	26.00%

Goldman Sachs Large Cap Value Fund - Class A
2024	13,148	23.37	to	27.39	320,733	0.35%	to	1.25%	0.99%			15.37%	to	16.42%
2023	19,668	20.26	to	23.53	426,784	0.35%	to	1.25%	1.27%			11.35%	to	12.35%
2022	18,344	18.19	to	20.94	357,194	0.35%	to	1.25%	0.98%			(7.73)%	to	(4.83)%
2021	19,106	19.72	to	22.01	408,006	0.50%	to	1.25%	0.00%	to	0.74%	22.08%	to	23.00%
2020	23,086	16.15	to	17.89	401,387	0.50%	to	1.25%	0.61%	to	1.33%	2.70%	to	3.48%

Goldman Sachs Mid Cap Growth Fund - Class A
2024	19,944	49.77	to	46.26	925,106	0.50%	to	1.25%	—%			18.65%	to	19.55%
2023	18,784	41.95	to	38.69	730,884	0.50%	to	1.25%	—%			17.35%	to	18.23%
2022	18,855	35.75	to	32.73	621,371	0.50%	to	1.25%	—%			(27.59)%	to	(27.04)%
2021	30,065	49.36	to	44.86	1,361,174	0.50%	to	1.25%	0.00%	to	0.00%	10.83%	to	10.00%
2020	29,292	44.87	to	40.47	1,210,785	0.50%	to	1.25%	0.00%	to	0.00%	43.49%	to	42.41%

Goldman Sachs Mid Cap Value Fund - Class A
2024	63,308	51.38	to	160.85	3,224,980	0.00%	to	1.25%	0.73%			10.42%	to	11.82%
2023	70,078	46.53	to	143.85	3,285,037	0.00%	to	1.25%	0.60%			44.27%	to	240.31%
2022	75,702	32.25	to	42.27	3,301,664	0.00%	to	1.25%	0.48%			(32.68)%	to	(70.74)%
2021	85,730	47.90	to	144.46	4,518,668	0.00%	to	1.25%	0.00%	to	0.00%	28.83%	to	30.45%
2020	92,403	37.18	to	110.74	4,024,248	0.00%	to	1.25%	0.41%	to	0.44%	7.01%	to	8.36%

Goldman Sachs Small Cap Value Fund - Class A
2024	157,027	30.05	to	31.95	4,688,851	0.00%	to	1.25%	1.32%			6.09%	to	7.43%
2023	170,856	28.33	to	29.74	4,942,408	0.00%	to	1.25%	0.80%			9.65%	to	11.03%
2022	179,847	25.83	to	26.79	4,693,394	0.00%	to	1.25%	0.43%			(16.07)%	to	(20.77)%
2021	191,497	30.78	to	33.81	5,887,461	0.00%	to	1.25%	0.00%	to	0.00%	24.72%	to	26.29%
2020	212,859	24.68	to	24.96	5,183,098	0.00%	to	1.25%	0.21%	to	0.24%	0.39%	to	1.65%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
Goldman Sachs Small/Mid Cap Growth Fund - Class A
2024	3,581	79.05	to	89.01	289,794	0.50%	to	1.25%	—%			10.74%	to	11.57%
2023	3,287	71.38	to	79.77	237,520	0.50%	to	1.25%	—%			12.49%	to	13.33%
2022	3,168	63.46	to	70.39	203,765	0.50%	to	1.25%	—%			(29.56)%	to	(29.03)%
2021	3,117	90.08	to	99.17	284,606	0.00%	to	1.25%	0.00%	to	0.00%	6.40%	to	7.74%
2020	3,064	84.67	to	98.15	262,729	0.00%	to	1.25%	0.00%	to	0.00%	50.61%	to	60.97%

Goldman Sachs Strategic Growth Fund - Class A
2024	4,418	61.40	to	68.63	268,655	0.65%	to	1.25%	—%			30.19%	to	30.98%
2023	4,748	47.16	to	52.40	231,437	0.65%	to	1.25%	—%			44.90%	to	55.45%
2022	3,660	32.55	to	33.71	128,027	0.50%	to	1.25%	—%			(33.01)%	to	(39.44)%
2021	3,157	48.58	to	55.66	169,171	0.50%	to	1.25%	0.00%	to	0.00%	20.00%	to	20.91%
2020	2,841	40.18	to	42.24	126,854	0.50%	to	1.25%	0.00%	to	0.00%	39.43%	to	40.48%

Goldman Sachs U.S. Equity Insights Fund - Class A
2024	4,741	42.33	to	11.36	53,877	0.70%	to	1.25%	0.21%			26.78%	to	13.60%
2023	6	33.39	to	33.39	209	1.25%	to	1.25%	0.08%			21.58%	to	21.58%
2022	1	27.46	to	27.46	15	1.25%	to	1.25%	0.62%			(20.62)%	to	(20.62)%
2021	1	34.59	to	34.59	31	1.25%	to	1.25%	0.61%			27.49%	to	27.49%
2020	1	27.13	to	27.13	14	1.25%	to	1.25%	0.81%	to	0.81%	16.36%	to	16.36%

Hartford Balanced HLS Fund - Class IA #
2024	200,556	32.73	to	34.15	6,384,382	0.35%	to	1.25%	1.94%			9.83%	to	10.82%

Hartford Balanced HLS Fund - Class IB #
2024	5,146	28.62	to	28.40	145,422	0.50%	to	1.25%	1.48%			9.56%	to	10.39%

Hartford Balanced HLS Fund #
2023	217,443	26.13	to	30.82	6,327,056	0.35%	to	1.25%	1.85%			16.28%	to	33.38%
2022	244,609	22.47	to	23.11	6,234,423	0.00%	to	1.25%	1.74%			(17.08)%	to	(33.30)%
2021	267,704	27.10	to	34.64	7,960,699	0.00%	to	1.25%	—%			12.39%	to	17.89%
2020	286,237	22.98	to	31.56	7,182,879	0.00%	to	1.25%	0.78%	to	1.56%	4.26%	to	9.97%

Hartford Balanced Income Fund - Class R4
2024	8,022	20.79	to	24.73	177,887	0.00%	to	1.25%	3.36%			4.80%	to	6.12%
2023	9,858	19.83	to	22.27	203,879	0.35%	to	1.25%	3.24%			6.22%	to	7.17%
2022	10,581	18.67	to	20.78	206,191	0.35%	to	1.25%	2.43%			(10.23)%	to	(7.93)%
2021	20,265	20.80	to	22.57	436,741	0.15%	to	1.25%	0.00%	to	1.59%	8.45%	to	13.51%
2020	25,236	19.18	to	20.66	496,694	0.50%	to	1.25%	2.14%	to	2.23%	6.07%	to	6.87%

Hartford Capital Appreciation Fund - Class R4 #
2024	11,073	32.47	to	37.09	546,746	0.50%	to	1.25%	0.15%			19.06%	to	19.96%

Hartford Capital Appreciation Fund - Class R5 #
2024	164,179	32.82	to	38.47	5,758,512	0.35%	to	1.25%	0.58%			19.42%	to	20.50%

Hartford Capital Appreciation Fund #
2023	199,048	27.27	to	31.93	6,097,813	0.35%	to	1.25%	0.53%			16.85%	to	18.83%
2022	240,535	23.34	to	26.87	6,219,638	0.35%	to	1.25%	0.42%			(18.56)%	to	(57.58)%
2021	264,648	28.66	to	63.34	8,328,910	0.35%	to	1.25%	—%			13.70%	to	15.05%
2020	298,794	25.21	to	28.47	8,254,514	0.35%	to	1.25%	0.22%	to	0.55%	14.81%	to	19.23%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
Hartford Capital Appreciation HLS Fund - Class IA
2024	264,311	66.98	to	111.43	16,805,786	0.00%	to	1.25%	0.76%			19.68%	to	21.19%
2023	288,391	55.96	to	91.95	15,718,166	0.00%	to	1.25%	0.86%			18.51%	to	20.00%
2022	309,751	47.22	to	76.62	14,239,629	0.00%	to	1.25%	0.88%			(16.35)%	to	(15.30)%
2021	376,496	56.45	to	90.46	20,631,853	0.00%	to	1.25%	0.00%	to	0.34%	13.34%	to	14.76%
2020	458,193	49.81	to	78.83	21,389,501	0.00%	to	1.25%	0.00%	to	0.93%	20.40%	to	21.91%

Hartford Checks and Balances Fund - Class R4
2024	9,443	27.44	to	30.67	284,686	0.50%	to	1.25%	3.12%			9.96%	to	10.79%
2023	8,477	24.95	to	27.68	231,296	0.50%	to	1.25%	1.78%			11.59%	to	12.43%
2022	8,450	22.36	to	24.62	204,089	0.50%	to	1.25%	1.34%			(14.72)%	to	(14.08)%
2021	9,957	26.22	to	28.66	275,982	0.50%	to	1.25%	2.40%	to	2.53%	12.86%	to	13.71%
2020	9,669	23.23	to	25.20	235,616	0.50%	to	1.25%	1.85%	to	2.08%	11.50%	to	12.34%

Hartford Conservative Allocation Fund - Class R4 #
2024	13,992	14.33	to	16.37	247,752	0.50%	to	1.25%	2.58%			6.81%	to	7.61%

Hartford Conservative Allocation Fund - Class R5 #
2024	8,624	14.83	to	17.38	140,413	0.35%	to	1.25%	2.59%			7.11%	to	8.09%

Hartford Conservative Allocation Fund #
2023	24,156	13.84	to	16.08	381,386	0.35%	to	1.25%	2.71%			8.66%	to	9.64%
2022	26,053	12.74	to	14.67	367,912	0.35%	to	1.25%	1.80%			(12.15)%	to	(28.91)%
2021	31,797	14.50	to	20.63	535,267	0.35%	to	1.25%	1.69%	to	1.96%	3.96%	to	9.74%
2020	51,803	13.95	to	15.47	938,228	0.50%	to	1.25%	1.61%	to	1.66%	7.34%	to	8.15%

Hartford Disciplined Equity HLS Fund - Class IA #
2024	143,392	15.62	to	16.49	2,270,908	0.00%	to	1.25%	0.47%			23.80%	to	25.37%

Hartford Disciplined Equity HLS Fund - Class IB #
2024	179,628	51.35	to	55.30	8,583,958	0.00%	to	1.25%	0.35%			23.54%	to	25.10%

Hartford Disciplined Equity HLS Fund #
2023	430,556	12.62	to	13.15	10,641,598	0.00%	to	1.25%	0.62%			16.31%	to	(62.20)%
2022	534,968	10.85	to	34.80	10,322,458	0.00%	to	1.25%	0.78%			(17.60)%	to	(27.32)%
2021	609,670	13.17	to	47.87	14,631,300	0.00%	to	1.25%	0.00%	to	0.56%	23.96%	to	95.48%
2020	625,289	10.62	to	10.67	13,184,357	0.00%	to	1.25%	0.30%	to	0.30%	(63.17)%	to	(63.01)%

Hartford Dividend and Growth Fund - Class R4
2024	19,092	35.49	to	41.65	754,349	0.35%	to	1.25%	1.40%			10.69%	to	11.69%
2023	19,310	32.07	to	37.28	727,522	0.35%	to	1.25%	1.28%			12.31%	to	13.33%
2022	19,383	28.55	to	32.90	648,063	0.35%	to	1.25%	1.05%			(10.14)%	to	(45.93)%
2021	25,847	31.77	to	60.85	981,423	0.35%	to	1.25%	0.00%	to	0.95%	29.24%	to	30.41%
2020	25,456	24.59	to	27.83	755,941	0.35%	to	1.25%	1.37%	to	1.70%	6.30%	to	7.26%

Hartford Dividend and Growth HLS Fund - Class IA #
2024	854,152	56.39	to	18.87	19,144,060	0.00%	to	1.25%	1.89%			11.26%	to	12.67%

Hartford Dividend and Growth HLS Fund - Class IB #
2024	103,352	42.50	to	40.73	4,049,609	0.35%	to	1.25%	1.63%			11.02%	to	12.03%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
Hartford Dividend and Growth HLS Fund #
2023	1,066,157	38.29	to	16.75	23,463,795	0.00%	to	1.25%	1.51%			(14.82)%	to	14.18%
2022	1,181,456	44.95	to	14.67	22,707,163	0.00%	to	1.25%	1.58%			(21.09)%	to	(8.93)%
2021	1,370,726	56.96	to	16.11	29,022,384	0.00%	to	1.25%	—%			71.31%	to	(27.42)%
2020	1,612,271	29.17	to	22.19	25,706,912	0.00%	to	1.25%	1.65%	to	2.00%	95.99%	to	6.11%

Hartford Equity Income Fund - Class R4
2024	16,670	38.79	to	44.34	673,925	0.35%	to	1.25%	1.94%			8.33%	to	9.32%
2023	16,171	35.81	to	40.56	602,852	0.35%	to	1.25%	2.13%			5.57%	to	6.53%
2022	15,027	33.92	to	38.07	530,428	0.35%	to	1.25%	1.76%			(2.00)%	to	(1.12)%
2021	19,382	34.61	to	38.50	704,923	0.35%	to	1.25%	0.00%	to	1.42%	23.53%	to	24.64%
2020	21,215	28.02	to	30.89	621,327	0.35%	to	1.25%	1.83%	to	1.86%	2.99%	to	3.92%

Hartford Global Impact Fund - Class R4
2024	4,671	13.65	to	14.19	63,944	0.50%	to	1.25%	0.80%			7.22%	to	8.03%
2023	4,203	12.73	to	13.14	53,631	0.50%	to	1.25%	1.00%			11.52%	to	12.36%
2022	3,019	11.42	to	11.69	34,505	0.50%	to	1.25%	0.55%			(23.63)%	to	(23.05)%
2021	2,773	14.95	to	15.20	41,488	0.50%	to	1.25%	0.22%	to	0.23%	9.24%	to	10.06%
2020	2,415	13.68	to	13.81	33,063	0.50%	to	1.25%	0.46%	to	0.60%	29.30%	to	30.27%

Hartford Growth Allocation Fund - Class R4 #
2024	6,410	21.92	to	25.04	228,143	0.50%	to	1.25%	1.66%			13.79%	to	14.65%

Hartford Growth Allocation Fund - Class R5 #
2024	133,509	22.36	to	26.21	3,230,998	0.35%	to	1.25%	1.90%			14.12%	to	15.16%

Hartford Growth Allocation Fund #
2023	150,435	19.26	to	22.76	3,237,457	0.35%	to	1.25%	2.08%			12.03%	to	14.98%
2022	141,656	17.19	to	19.79	2,612,094	0.35%	to	1.25%	2.05%			(16.26)%	to	(46.63)%
2021	152,229	20.53	to	37.09	3,384,125	0.35%	to	1.25%	0.00%	to	2.26%	12.18%	to	16.65%
2020	147,648	18.30	to	20.29	2,903,120	0.50%	to	1.25%	1.25%	to	1.65%	11.61%	to	12.45%

Hartford Growth Opportunities Fund - Class R4
2024	5,849	58.61	to	66.96	420,165	0.50%	to	1.25%	—%			40.07%	to	41.13%
2023	5,818	41.84	to	47.45	295,256	0.50%	to	1.25%	—%			38.82%	to	39.86%
2022	5,857	30.14	to	33.92	214,983	0.50%	to	1.25%	—%			(37.84)%	to	(64.77)%
2021	6,370	48.49	to	96.30	363,612	0.50%	to	1.25%	0.00%	to	0.00%	6.01%	to	6.81%
2020	5,444	45.74	to	50.71	290,812	0.50%	to	1.25%	0.00%	to	0.00%	59.35%	to	60.55%

Hartford Healthcare Fund - Class R4
2024	4,796	39.33	to	69.82	204,538	0.75%	to	1.25%	—%			(1.29)%	to	(0.79)%
2023	4,870	39.84	to	70.38	228,066	0.75%	to	1.25%	—%			2.47%	to	2.98%
2022	5,725	38.88	to	68.34	290,983	0.75%	to	1.25%	—%			(12.85)%	to	(12.41)%
2021	8,141	44.62	to	78.02	440,830	0.35%	to	1.25%	0.00%	to	0.00%	8.55%	to	9.53%
2020	13,800	41.10	to	46.52	636,339	0.35%	to	1.25%	0.00%	to	0.00%	21.01%	to	22.11%

Hartford Healthcare HLS Fund - Class IA #
2024	43,463	64.91	to	24.39	1,966,619	0.35%	to	1.25%	0.10%			(0.87)%	to	0.03%

Hartford Healthcare HLS Fund - Class IB #
2024	24,215	47.59	to	52.04	1,189,885	0.00%	to	1.25%	—%			(1.06)%	to	0.19%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
Hartford Healthcare HLS Fund #
2023	74,335	48.10	to	51.94	3,498,716	0.00%	to	1.25%	0.40%			2.52%	to	3.81%
2022	78,557	46.91	to	50.04	3,640,085	0.00%	to	1.25%	—%			(35.43)%	to	(50.40)%
2021	88,631	72.65	to	100.87	4,509,477	0.00%	to	1.25%	0.00%	to	0.12%	10.01%	to	46.77%
2020	102,378	49.50	to	102.04	4,641,075	0.00%	to	1.25%	0.29%	to	0.51%	21.26%	to	23.10%

Hartford High Yield Fund - Class R4
2024	6,077	11.38	to	22.74	131,966	0.35%	to	1.05%	5.59%			5.08%	to	5.82%
2023	6,287	10.83	to	21.49	129,862	0.35%	to	1.05%	5.20%			(34.82)%	to	12.19%
2022	5,843	16.62	to	19.15	111,249	0.35%	to	1.25%	4.39%			(11.64)%	to	(10.84)%
2021	6,249	18.81	to	21.48	133,734	0.35%	to	1.25%	0.38%	to	3.67%	2.09%	to	5.16%
2020	5,544	18.43	to	20.43	113,077	0.50%	to	1.25%	4.10%	to	4.38%	(3.81)%	to	6.64%

Hartford Inflation Plus Fund - Class R4
2024	22,114	12.84	to	13.90	291,080	0.75%	to	1.25%	2.69%			0.62%	to	1.13%
2023	30,677	12.76	to	14.26	401,922	0.50%	to	1.25%	3.33%			3.44%	to	4.21%
2022	31,636	12.34	to	13.69	399,994	0.50%	to	1.25%	5.50%			(10.06)%	to	(9.38)%
2021	35,807	13.72	to	15.10	505,920	0.00%	to	1.25%	0.00%	to	0.00%	3.45%	to	4.75%
2020	32,730	13.26	to	15.37	447,766	0.00%	to	1.25%	0.00%	to	1.36%	7.81%	to	15.24%

Hartford International Equity Fund - Class R4
2024	15,130	11.63	to	12.19	179,446	0.50%	to	1.25%	1.44%			3.06%	to	3.84%
2023	20,280	11.28	to	11.74	232,468	0.50%	to	1.25%	1.34%			13.47%	to	14.32%
2022	46,146	9.94	to	10.27	467,173	0.50%	to	1.25%	2.63%			(15.46)%	to	(14.82)%
2021	44,855	11.76	to	12.05	534,909	0.50%	to	1.25%	1.88%	to	2.00%	5.16%	to	5.96%
2020	42,133	11.18	to	11.38	475,829	0.50%	to	1.25%	1.30%	to	1.40%	8.03%	to	8.85%

Hartford International Opportunities Fund - Class R4
2024	13,343	16.68	to	19.06	251,600	0.50%	to	1.25%	1.46%			6.74%	to	7.55%
2023	11,860	15.63	to	17.72	206,623	0.50%	to	1.25%	0.91%			10.06%	to	10.88%
2022	18,492	14.20	to	15.98	288,041	0.50%	to	1.25%	0.49%			(19.26)%	to	(27.24)%
2021	19,012	17.58	to	21.96	362,630	0.50%	to	1.25%	0.00%	to	1.23%	5.95%	to	6.75%
2020	17,398	16.60	to	18.40	302,444	0.50%	to	1.25%	0.27%	to	0.43%	18.80%	to	19.69%

Hartford International Opportunities HLS Fund - Class IA #
2024	28,590	19.12	to	21.84	607,662	0.35%	to	1.25%	1.69%			7.04%	to	8.02%

Hartford International Opportunities HLS Fund - Class IB #
2024	27,235	21.07	to	18.26	353,334	0.50%	to	1.25%	1.23%			6.73%	to	7.54%

Hartford International Opportunities HLS Fund #
2023	56,983	19.74	to	20.22	1,107,109	0.35%	to	1.25%	1.09%			21.95%	to	11.33%
2022	59,665	16.19	to	18.16	1,046,038	0.35%	to	1.25%	1.61%			(27.19)%	to	(23.27)%
2021	53,469	22.24	to	23.67	1,162,627	0.35%	to	1.25%	0.00%	to	1.03%	7.44%	to	18.23%
2020	47,501	18.81	to	20.72	981,302	0.35%	to	1.25%	1.97%	to	2.09%	18.95%	to	20.03%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
Hartford Midcap Fund - Class R4
2024	9,770	36.19	to	43.57	374,354	0.00%	to	1.25%	—%			4.51%	to	5.83%
2023	12,990	34.62	to	38.41	467,727	0.50%	to	1.25%	—%			12.95%	to	13.80%
2022	12,722	30.65	to	33.76	404,180	0.50%	to	1.25%	—%			(25.33)%	to	(24.77)%
2021	20,142	41.05	to	44.87	852,461	0.50%	to	1.25%	0.00%	to	0.22%	8.15%	to	8.97%
2020	22,960	37.96	to	41.18	892,906	0.50%	to	1.25%	0.00%	to	0.00%	23.03%	to	23.96%

Hartford MidCap HLS Fund - Class IA
2024	97,273	62.45	to	79.78	7,291,569	0.00%	to	1.25%	—%			4.95%	to	6.28%
2023	111,504	59.51	to	75.07	7,861,652	0.00%	to	1.25%	0.04%			13.45%	to	14.87%
2022	128,103	52.45	to	65.35	7,888,662	0.00%	to	1.25%	0.90%			(25.24)%	to	(24.30)%
2021	165,128	70.16	to	86.33	13,565,873	0.00%	to	1.25%	0.00%	to	0.00%	8.54%	to	9.91%
2020	217,527	64.64	to	78.55	15,543,870	0.00%	to	1.25%	0.05%	to	0.05%	23.55%	to	25.10%

Hartford MidCap Value Fund - Class R4
2024	2,661	27.48	to	30.49	79,117	0.50%	to	1.25%	0.52%			9.46%	to	10.29%
2023	3,037	25.10	to	27.65	83,070	0.50%	to	1.25%	0.41%			14.32%	to	15.18%
2022	2,913	21.96	to	24.01	68,682	0.50%	to	1.25%	0.21%			(9.27)%	to	(8.58)%
2021	2,423	24.20	to	26.26	60,689	0.50%	to	1.25%	0.00%	to	0.00%	26.38%	to	27.33%
2020	1,958	19.15	to	20.62	38,860	0.50%	to	1.25%	0.25%	to	0.27%	(1.04)%	to	(0.29)%

Hartford Moderate Allocation Fund - Class R4 #
2024	36,226	17.74	to	20.81	823,242	0.35%	to	1.25%	2.49%			10.49%	to	11.50%

Hartford Moderate Allocation Fund - Class R5 #
2024	70,092	18.23	to	20.81	1,367,778	0.50%	to	1.25%	2.52%			10.80%	to	11.64%

Hartford Moderate Allocation Fund #
2023	115,226	16.06	to	18.67	2,114,019	0.35%	to	1.25%	2.37%			11.12%	to	12.12%
2022	117,013	14.45	to	16.65	1,890,760	0.35%	to	1.25%	1.97%			(16.12)%	to	(42.26)%
2021	124,809	17.23	to	28.84	2,386,494	0.35%	to	1.25%	0.00%	to	2.09%	8.22%	to	13.40%
2020	129,717	15.92	to	17.65	2,272,535	0.50%	to	1.25%	1.30%	to	1.61%	9.71%	to	10.53%

Hartford Small Cap Growth HLS Fund - Class IA #
2024	8,106	38.15	to	29.00	338,273	0.00%	to	1.25%	0.31%			11.71%	to	12.80%

Hartford Small Cap Growth HLS Fund - Class IB #
2024	5,311	38.39	to	38.22	207,220	0.50%	to	1.25%	0.09%			11.43%	to	12.27%

Hartford Small Cap Growth HLS Fund #
2023	14,911	34.45	to	25.71	543,454	0.00%	to	1.25%	—%			16.68%	to	18.42%
2022	17,420	29.53	to	21.71	537,686	0.00%	to	1.25%	—%			(38.50)%	to	(40.68)%
2021	20,302	48.01	to	36.60	882,419	0.00%	to	1.25%	—%			2.73%	to	(4.06)%
2020	17,955	40.23	to	38.15	761,127	0.00%	to	1.25%	0.00%	to	0.00%	31.54%	to	28.36%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
Hartford Small Company Fund - Class R4
2024	8,177	28.41	to	35.47	292,829	0.00%	to	1.25%	—%			9.95%	to	11.34%
2023	8,991	25.83	to	31.85	290,726	0.00%	to	1.25%	—%			14.62%	to	16.06%
2022	10,202	22.54	to	27.45	294,549	0.00%	to	1.25%	—%			(32.21)%	to	(62.97)%
2021	9,211	33.25	to	74.11	398,779	0.00%	to	1.25%	0.00%	to	0.00%	(0.25)%	to	1.01%
2020	9,166	33.33	to	39.59	409,208	0.00%	to	1.25%	0.00%	to	0.00%	51.96%	to	64.01%

Hartford Small Company HLS Fund - Class IA #
2024	173,790	55.98	to	11.25	2,623,196	0.00%	to	1.25%	—%			10.60%	to	12.00%

Hartford Small Company HLS Fund - Class IB #
2024	18,217	29.75	to	36.98	559,089	0.00%	to	1.25%	—%			10.22%	to	11.61%

Hartford Small Company HLS Fund #
2023	236,530	26.99	to	33.14	3,568,078	0.00%	to	1.25%	—%			213.57%	to	(24.52)%
2022	254,853	8.61	to	43.90	3,314,015	0.00%	to	1.25%	—%			(75.03)%	to	(39.46)%
2021	288,946	34.47	to	72.52	5,401,903	0.00%	to	1.25%	0.00%	to	0.00%	(46.28)%	to	236.42%
2020	351,776	12.27	to	64.17	6,282,544	0.00%	to	1.25%	0.00%	to	0.00%	53.59%	to	55.52%

Hartford Stock HLS Fund - Class IA #
2024	102,371	42.68	to	52.44	4,642,396	0.35%	to	1.25%	1.57%			7.39%	to	8.36%

Hartford Stock HLS Fund - Class IB #
2024	7,972	38.06	to	42.55	338,681	0.65%	to	1.25%	1.19%			7.12%	to	7.77%

Hartford Stock HLS Fund #
2023	119,709	35.53	to	48.39	4,992,022	0.35%	to	1.25%	1.32%			6.12%	to	7.34%
2022	122,825	33.49	to	45.08	4,804,154	0.35%	to	1.25%	1.56%			(16.04)%	to	(40.93)%
2021	134,009	39.88	to	76.33	5,599,561	0.35%	to	1.25%	0.00%	to	1.21%	24.54%	to	37.04%
2020	150,395	29.10	to	38.29	5,054,224	0.35%	to	1.25%	1.49%	to	1.54%	10.40%	to	11.69%
Hartford Total Return Bond Fund - Class R4 #
2024	686	12.89	to	14.08	8,960	1.05%	to	1.25%	3.91%			0.73%	to	0.93%

Hartford Total Return Bond Fund - Class R5 #
2024	6,082	13.54	to	15.45	87,949	0.50%	to	1.25%	4.17%			0.96%	to	1.73%

Hartford Total Return Bond Fund #
2023	8,796	12.79	to	15.19	118,773	0.50%	to	1.25%	3.81%			0.73%	to	6.37%
2022	6,802	12.70	to	14.28	87,226	0.50%	to	1.25%	2.31%			(15.14)%	to	(14.50)%
2021	36,040	14.97	to	16.70	577,252	0.35%	to	1.25%	0.00%	to	1.30%	(1.59)%	to	1.61%
2020	28,416	14.73	to	16.67	463,161	0.35%	to	1.25%	2.14%	to	2.34%	7.55%	to	8.52%

Hartford Total Return Bond HLS Fund - Class IA #
2024	431,394	17.41	to	13.73	6,646,192	0.00%	to	1.25%	3.73%			1.05%	to	2.33%

Hartford Total Return Bond HLS Fund - Class IB #
2024	122,417	13.88	to	10.27	1,694,780	0.40%	to	1.25%	3.28%			0.79%	to	2.70%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
Hartford Total Return Bond HLS Fund #
2023	595,575	13.77	to	13.42	8,946,839	0.00%	to	1.25%	3.37%			(15.54)%	to	6.97%
2022	659,927	16.31	to	12.55	9,407,153	0.00%	to	1.25%	2.97%			(34.16)%	to	11.14%
2021	724,086	24.76	to	11.29	12,233,044	0.00%	to	1.25%	0.00%	to	2.43%	(2.41)%	to	(5.76)%
2020	766,982	15.85	to	11.98	13,189,173	0.00%	to	1.25%	3.63%	to	3.80%	7.36%	to	4.72%

Hartford Ultrashort Bond HLS Fund - Class IA #
2024	170,539	10.67	to	14.98	1,613,896	0.00%	to	1.25%	5.02%			3.89%	to	5.20%

Hartford Ultrashort Bond HLS Fund - Class IB #
2024	152,636	10.08	to	12.05	1,636,942	0.00%	to	1.25%	3.17%			3.60%	to	4.91%

Hartford Ultrashort Bond HLS Fund #
2023	501,784	10.27	to	14.24	4,783,384	0.00%	to	1.25%	1.10%			9.45%	to	5.18%
2022	316,168	9.38	to	13.54	2,595,201	0.00%	to	1.25%	0.13%			(6.42)%	to	(0.17)%
2021	411,565	10.02	to	13.56	3,698,364	0.00%	to	1.25%	0.00%	to	0.53%	(19.05)%	to	3.23%
2020	430,027	9.71	to	13.59	4,037,427	0.00%	to	1.25%	2.09%	to	3.11%	0.01%	to	1.44%

Hotchkis & Wiley Large Cap Fundamental Value Fund - Class A (32)
2024	15,379	35.13	to	37.35	580,813	0.00%	to	1.25%	1.32%			11.14%	to	12.54%
2023	15,946	31.61	to	33.19	563,552	0.00%	to	1.25%	1.35%			15.11%	to	16.55%
2022	18,056	27.46	to	28.48	545,884	0.00%	to	1.25%	0.91%			(6.67)%	to	(17.42)%
2021	18,926	29.42	to	34.48	607,315	0.00%	to	1.25%	0.00%	to	0.74%	26.94%	to	28.54%
2020	20,591	23.18	to	23.44	515,584	0.00%	to	1.25%	1.79%	to	1.80%	(1.77)%	to	(0.53)%
(32) Formerly, Hotchkis and Wiley Large Cap Value Fund. Name changed to Hotchkis & Wiley Large Cap Fundamental Value Fund effective August 29, 2024.

Invesco American Franchise Fund - Class A
2024	19,367	47.82	to	55.61	996,434	0.15%	to	1.25%	—%			33.05%	to	34.53%
2023	19,048	35.94	to	41.33	744,265	0.15%	to	1.25%	—%			39.17%	to	40.70%
2022	20,503	25.83	to	29.38	570,428	0.15%	to	1.25%	—%			(32.00)%	to	(31.24)%
2021	25,414	37.98	to	42.73	1,036,004	0.15%	to	1.25%	0.00%	to	0.00%	10.46%	to	11.68%
2020	26,103	34.38	to	38.26	959,536	0.15%	to	1.25%	0.00%	to	0.00%	40.41%	to	41.96%

Invesco Balanced-Risk Commodity Strategy Fund - Class A
2024	1,179	13.19	to	13.19	15,550	1.25%	to	1.25%	2.48%			4.17%	to	4.17%
2023	1,085	12.66	to	12.66	13,744	1.25%	to	1.25%	1.51%			(4.64)%	to	(7.82)%
2022	1,749	13.28	to	13.74	23,706	0.75%	to	1.25%	9.81%			6.50%	to	7.04%
2021	1,268	12.47	to	12.83	16,097	0.75%	to	1.25%	15.49%	to	18.53%	17.39%	to	17.98%
2020	909	10.62	to	10.88	9,774	0.75%	to	1.25%	0.00%	to	0.00%	6.41%	to	6.95%

Invesco Comstock Fund - Class A
2024	103,452	42.35	to	56.54	4,149,788	0.00%	to	1.25%	1.70%			13.59%	to	15.03%
2023	103,358	37.28	to	49.15	3,699,649	0.00%	to	1.25%	1.74%			40.84%	to	46.16%
2022	109,579	26.47	to	33.63	3,607,828	0.00%	to	1.25%	1.72%			(21.64)%	to	(22.58)%
2021	109,813	33.78	to	43.44	3,714,749	0.00%	to	1.25%	0.00%	to	0.00%	31.66%	to	33.32%
2020	182,331	25.66	to	32.59	4,681,082	0.00%	to	1.25%	2.29%	to	2.30%	(2.02)%	to	(0.79)%

Invesco Developing Markets Fund - Class A #
2024	64,568	58.99	to	93.44	1,957,385	0.00%	to	1.25%	0.01%			(2.62)%	to	(1.39)%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
Invesco Developing Markets Fund - Class Y #
2024	43,371	16.28	to	16.28	706,295	0.00%	to	0.00%	0.25%			(1.12)%	to	(1.12)%

Invesco Developing Markets Fund #
2023	104,012	60.58	to	16.47	2,634,005	0.00%	to	1.25%	0.59%			9.79%	to	11.40%
2022	106,547	55.18	to	14.78	2,474,489	0.00%	to	1.25%	0.63%			(51.56)%	to	(80.20)%
2021	117,323	113.90	to	74.66	3,604,112	0.00%	to	1.25%	0.00%	to	0.00%	436.13%	to	(8.65)%
2020	136,067	81.73	to	21.25	4,663,974	0.00%	to	1.25%	0.00%	to	0.26%	17.50%	to	15.77%

Invesco Discovery Large Cap Fund - Class A (37)
2024	24,573	50.13	to	38.41	1,035,753	0.35%	to	1.25%	—%			32.33%	to	33.54%
2023	25,328	37.88	to	28.76	804,004	0.35%	to	1.25%	—%			33.83%	to	35.04%
2022	32,831	28.30	to	21.30	778,404	0.35%	to	1.25%	—%			(41.38)%	to	(31.34)%
2021	34,265	48.28	to	31.02	1,185,658	0.35%	to	1.25%	0.00%	to	0.00%	21.92%	to	20.83%
2020	42,636	34.42	to	25.44	1,202,201	0.35%	to	1.25%	0.00%	to	0.00%	35.81%	to	34.59%
(37) Formerly, Invesco Capital Appreciation Fund. Name changed to Invesco Discovery Large Cap Fund effective December 20, 2024.

Invesco Discovery Mid Cap Growth Fund - Class A
2024	56,818	19.00	to	19.69	1,096,286	0.50%	to	1.25%	—%			22.57%	to	23.50%
2023	68,008	15.50	to	15.94	1,068,392	0.50%	to	1.25%	—%			11.56%	to	12.40%
2022	70,615	13.89	to	14.18	990,870	0.50%	to	1.25%	—%			(31.95)%	to	(31.44)%
2021	79,734	20.41	to	20.69	1,639,187	0.00%	to	0.00%	0.00%	to	0.00%	17.39%	to	18.27%
2020	105,914	17.39	to	17.49	1,847,701	0.50%	to	1.25%	0.00%	to	0.00%	0.00%	to	0.00%

Invesco Diversified Dividend Fund - Investor Class
2024	14,397	28.76	to	21.90	424,561	0.35%	to	1.25%	1.63%			11.84%	to	12.86%
2023	17,080	25.71	to	19.41	425,475	0.35%	to	1.25%	1.96%			7.51%	to	8.48%
2022	20,248	23.92	to	17.89	461,284	0.35%	to	1.25%	1.95%			(10.29)%	to	(1.91)%
2021	21,767	26.66	to	18.24	513,304	0.35%	to	1.25%	0.00%	to	2.00%	18.62%	to	17.56%
2020	27,668	20.93	to	15.38	516,498	0.35%	to	1.25%	2.49%	to	2.51%	(0.15)%	to	(1.04)%

Invesco Dividend Income Fund - Class A
2024	986	17.91	to	18.43	17,865	0.65%	to	1.25%	1.68%			9.97%	to	10.64%
2023	870	16.29	to	16.66	14,310	0.65%	to	1.25%	2.10%			5.70%	to	6.33%
2022	722	15.41	to	15.67	11,215	0.65%	to	1.25%	1.74%			(0.62)%	to	(0.03)%
2021	627	15.51	to	15.67	9,761	0.00%	to	0.00%	1.86%	to	1.86%	17.49%	to	18.20%
2020	577	13.20	to	13.26	7,638	0.65%	to	1.25%	1.55%	to	1.56%	0.00%	to	0.00%

Invesco Equity and Income Fund - Class A
2024	386,576	37.29	to	11.20	10,574,384	0.00%	to	1.25%	1.95%			10.41%	to	(74.77)%
2023	428,425	33.78	to	44.40	11,048,496	0.00%	to	1.25%	2.01%			8.63%	to	9.99%
2022	440,066	31.10	to	40.36	10,882,579	0.00%	to	1.25%	1.71%			(8.86)%	to	(7.72)%
2021	520,065	34.12	to	43.74	14,904,193	0.00%	to	1.25%	0.00%	to	0.00%	16.56%	to	299.08%
2020	545,140	10.96	to	29.27	13,921,780	0.00%	to	1.25%	1.81%	to	1.83%	6.51%	to	8.61%

Invesco EQV Emerging Markets All Cap Fund - Class A #
2024	19,581	13.47	to	15.06	275,742	0.50%	to	1.25%	1.10%			(1.90)%	to	(1.15)%

Invesco EQV Emerging Markets All Cap Fund - Class Y #
2024	150,694	12.58	to	12.58	1,895,899	0.00%	to	0.00%	1.30%			(0.42)%	to	(0.42)%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
Invesco EQV Emerging Markets All Cap Fund #
2023	192,641	13.73	to	12.63	2,463,259	0.00%	to	1.25%	1.66%			7.46%	to	9.07%
2022	215,169	12.78	to	11.58	2,529,135	0.00%	to	1.25%	1.32%			(25.64)%	to	(26.31)%
2021	235,219	17.18	to	15.72	3,353,332	0.00%	to	1.25%	0.00%	to	0.00%	(6.98)%	to	(8.14)%
2020	149,687	19.60	to	17.11	2,887,208	0.00%	to	1.25%	1.03%	to	1.03%	17.14%	to	15.69%

Invesco EQV European Equity Fund - Class A
2024	17,351	18.10	to	15.24	244,549	0.00%	to	1.25%	3.20%			(1.99)%	to	(0.75)%
2023	18,612	18.47	to	15.36	269,757	0.00%	to	1.25%	1.46%			18.18%	to	19.66%
2022	20,473	15.63	to	12.83	247,785	0.00%	to	1.25%	0.04%			(29.57)%	to	(21.70)%
2021	21,860	22.19	to	16.39	338,424	0.00%	to	1.25%	0.00%	to	2.37%	14.15%	to	12.74%
2020	24,402	17.93	to	14.36	331,284	0.00%	to	1.25%	1.42%	to	1.45%	(0.08)%	to	(1.32)%

Invesco EQV International Equity Fund - Class A
2024	15,458	19.88	to	15.89	279,941	0.50%	to	1.25%	2.57%			(0.94)%	to	(0.19)%
2023	14,785	20.07	to	15.92	272,501	0.50%	to	1.25%	0.66%			16.08%	to	16.95%
2022	14,729	17.29	to	13.62	231,043	0.50%	to	1.25%	—%			(26.71)%	to	(25.08)%
2021	16,394	23.59	to	18.17	313,806	0.15%	to	1.25%	1.57%	to	5.15%	13.62%	to	4.22%
2020	18,289	20.62	to	15.99	342,932	0.50%	to	1.25%	0.95%	to	0.96%	12.80%	to	11.95%

Invesco Global Core Equity Fund - Class A
2024	3,404	19.48	to	21.59	67,396	0.50%	to	1.25%	1.55%			15.02%	to	15.89%
2023	3,489	16.94	to	18.63	59,916	0.50%	to	1.25%	0.32%			20.29%	to	21.19%
2022	3,336	14.08	to	15.38	47,580	0.50%	to	1.25%	0.03%			(23.16)%	to	(22.59)%
2021	4,205	18.33	to	19.86	77,734	0.15%	to	1.25%	0.84%	to	3.16%	14.24%	to	19.50%
2020	3,907	16.04	to	17.26	63,201	0.50%	to	1.25%	0.18%	to	0.18%	11.23%	to	12.07%

Invesco Global Fund - Class A
2024	101,786	49.04	to	296.25	5,855,327	0.00%	to	1.25%	—%			14.83%	to	16.28%
2023	106,457	42.71	to	254.78	5,549,964	0.00%	to	1.25%	—%			32.37%	to	34.03%
2022	114,349	32.26	to	190.09	4,545,187	0.00%	to	1.25%	—%			(32.99)%	to	(32.14)%
2021	113,002	48.14	to	280.14	6,354,255	0.00%	to	1.25%	0.00%	to	0.00%	13.93%	to	15.36%
2020	122,967	42.26	to	242.84	5,917,047	0.00%	to	1.25%	0.00%	to	0.00%	26.03%	to	27.62%

Invesco Global Opportunities Fund - Class A
2024	8,137	16.48	to	16.48	134,062	0.35%	to	0.35%	0.01%			(7.80)%	to	(7.80)%
2023	7,664	17.87	to	17.87	136,951	0.35%	to	0.35%	—%			22.63%	to	16.94%
2022	7,311	14.57	to	15.28	111,377	0.35%	to	1.05%	—%			(41.57)%	to	(41.83)%
2021	14,498	24.94	to	26.27	370,997	0.35%	to	1.25%	0.00%	to	0.00%	(1.12)%	to	0.49%
2020	16,468	25.22	to	26.14	421,317	0.50%	to	1.25%	0.00%	to	0.00%	37.85%	to	38.89%

Invesco Global Strategic Income Fund - Class A
2024	16,192	14.88	to	15.35	237,619	0.50%	to	1.25%	5.48%			1.99%	to	2.76%
2023	17,895	14.59	to	14.94	254,779	0.50%	to	1.25%	5.05%			7.30%	to	8.11%
2022	23,321	13.60	to	13.82	304,841	0.50%	to	1.25%	3.40%			(12.92)%	to	(12.26)%
2021	29,193	15.62	to	15.75	435,884	0.50%	to	1.25%	0.00%	to	2.61%	(4.46)%	to	(3.74)%
2020	38,681	16.34	to	16.36	615,454	0.50%	to	1.25%	2.87%	to	2.95%	2.24%	to	3.01%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
Invesco Gold & Special Minerals Fund - Class A
2024	109,197	16.35	to	13.37	1,539,829	0.00%	to	1.25%	0.78%			11.65%	to	13.06%
2023	128,862	14.65	to	11.83	1,656,075	0.00%	to	1.25%	0.91%			5.04%	to	6.36%
2022	106,176	13.95	to	11.12	1,231,715	0.00%	to	1.25%	0.39%			(25.20)%	to	(16.86)%
2021	135,930	18.65	to	13.37	1,865,870	0.00%	to	1.25%	0.00%	to	3.46%	(2.87)%	to	(4.08)%
2020	140,270	17.71	to	13.77	2,004,684	0.00%	to	1.25%	1.70%	to	1.75%	36.11%	to	34.42%

Invesco Growth and Income Fund - Class A
2024	71,261	33.82	to	36.28	2,249,403	0.35%	to	1.25%	1.24%			14.77%	to	15.81%
2023	70,129	29.47	to	31.33	1,911,439	0.35%	to	1.25%	1.68%			11.17%	to	12.17%
2022	78,245	26.51	to	27.93	1,915,794	0.35%	to	1.25%	1.47%			(7.10)%	to	(10.84)%
2021	88,870	28.53	to	31.33	2,337,880	0.35%	to	1.25%	0.00%	to	0.48%	27.04%	to	47.07%
2020	97,345	20.26	to	22.46	2,015,688	0.50%	to	1.25%	2.08%	to	2.09%	1.08%	to	1.84%

Invesco International Bond Fund - Class A
2024	189,456	13.77	to	15.08	2,581,190	0.00%	to	1.25%	4.85%			0.66%	to	1.93%
2023	208,591	13.68	to	14.79	2,826,599	0.00%	to	1.25%	4.51%			6.91%	to	8.25%
2022	219,894	12.79	to	13.66	2,776,527	0.00%	to	1.25%	3.32%			(14.07)%	to	(16.40)%
2021	221,498	14.89	to	16.34	3,243,776	0.00%	to	1.25%	0.00%	to	2.70%	(11.37)%	to	(10.26)%
2020	219,939	16.80	to	17.50	3,607,729	0.00%	to	1.25%	3.14%	to	3.24%	6.90%	to	8.24%

Invesco International Diversified Fund - Class A
2024	10,889	17.71	to	19.52	193,533	0.50%	to	1.25%	1.30%			(3.75)%	to	(3.02)%
2023	11,400	18.40	to	20.13	210,941	0.50%	to	1.25%	0.35%			14.00%	to	14.85%
2022	13,710	16.14	to	17.53	222,980	0.50%	to	1.25%	0.34%			(26.25)%	to	(25.69)%
2021	14,654	21.89	to	23.59	327,653	0.50%	to	1.25%	0.52%	to	0.52%	2.60%	to	3.37%
2020	11,878	21.33	to	22.82	258,259	0.50%	to	1.25%	1.06%	to	1.07%	19.06%	to	19.96%

Invesco Main Street All Cap Fund® - Class A
2024	38,391	41.44	to	40.47	1,504,474	0.35%	to	1.25%	0.51%			25.80%	to	26.94%
2023	42,522	32.95	to	31.88	1,320,471	0.35%	to	1.25%	0.15%			24.37%	to	25.49%
2022	41,624	26.49	to	25.40	1,037,503	0.35%	to	1.25%	0.18%			(25.49)%	to	(19.99)%
2021	46,004	35.55	to	31.75	1,427,917	0.35%	to	1.25%	0.35%	to	0.57%	26.10%	to	24.97%
2020	62,462	26.73	to	25.18	1,602,340	0.35%	to	1.25%	0.54%	to	0.55%	19.37%	to	18.30%

Invesco Main Street Fund® - Class A
2024	12,785	34.48	to	40.40	459,856	0.35%	to	1.25%	0.70%			22.10%	to	23.21%
2023	13,857	28.24	to	32.79	406,172	0.35%	to	1.25%	0.15%			21.55%	to	22.64%
2022	15,399	23.24	to	26.74	371,410	0.35%	to	1.25%	0.93%			(21.16)%	to	(20.45)%
2021	17,995	29.47	to	33.61	549,528	0.35%	to	1.25%	0.00%	to	0.62%	26.02%	to	27.15%
2020	18,086	23.39	to	26.44	438,111	0.35%	to	1.25%	0.95%	to	0.97%	12.94%	to	13.97%

Invesco Main Street Mid Cap Fund® - Class A
2024	80,963	32.53	to	34.08	2,596,489	0.00%	to	1.25%	0.25%			15.61%	to	17.07%
2023	92,698	28.14	to	29.11	2,578,503	0.00%	to	1.25%	—%			13.06%	to	14.48%
2022	100,878	24.89	to	25.43	2,468,952	0.00%	to	1.25%	0.11%			(15.41)%	to	(21.28)%
2021	128,806	29.42	to	32.30	3,660,731	0.00%	to	1.25%	0.00%	to	0.21%	21.50%	to	23.02%
2020	132,721	24.13	to	24.22	3,092,397	0.00%	to	1.25%	0.00%	to	0.00%	7.78%	to	9.13%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
Invesco Oppenheimer International Growth Fund - Class A
2024	27,144	21.80	to	18.17	525,226	0.35%	to	1.25%	0.26%			(2.97)%	to	(2.08)%
2023	28,015	22.47	to	18.56	559,204	0.35%	to	1.25%	0.64%			19.26%	to	20.33%
2022	33,029	18.84	to	15.42	542,598	0.35%	to	1.25%	—%			(34.61)%	to	(27.98)%
2021	39,045	28.81	to	21.41	883,915	0.00%	to	1.25%	0.00%	to	0.10%	10.83%	to	9.20%
2020	41,917	24.03	to	19.32	887,941	0.35%	to	1.25%	0.00%	to	0.00%	21.63%	to	20.39%

Invesco Quality Income Fund - Class A
2024	151	12.01	to	12.70	1,901	0.75%	to	1.25%	3.86%			(0.28)%	to	0.22%
2023	145	12.04	to	12.67	1,805	0.75%	to	1.25%	3.59%			3.92%	to	4.44%
2022	118	11.59	to	12.13	1,411	0.75%	to	1.25%	2.81%			(13.63)%	to	(13.20)%
2021	90	13.41	to	13.97	1,239	0.50%	to	1.25%	1.40%	to	2.99%	(2.95)%	to	(2.22)%
2020	134	13.82	to	14.82	1,939	0.50%	to	1.25%	2.94%	to	3.69%	4.22%	to	8.34%

Invesco Real Estate Fund - Class A #
2024	82,962	46.78	to	34.81	2,499,372	0.00%	to	1.25%	2.23%			0.47%	to	1.74%

Invesco Real Estate Fund - Class R5 #
2024	19,846	31.22	to	31.22	619,528	0.00%	to	0.00%	2.64%			2.13%	to	2.13%

Invesco Real Estate Fund #
2023	96,632	46.57	to	30.57	3,476,150	0.00%	to	1.25%	2.15%			7.40%	to	(2.84)%
2022	105,867	43.36	to	31.46	3,616,193	0.00%	to	1.25%	0.88%			(37.32)%	to	30.65%
2021	111,634	69.17	to	24.08	5,127,512	0.00%	to	1.25%	0.00%	to	0.93%	39.24%	to	(8.20)%
2020	123,151	41.93	to	26.23	3,976,109	0.00%	to	1.25%	1.51%	to	1.81%	(10.39)%	to	(11.88)%

Invesco Rising Dividends Fund - Class A
2024	452	30.13	to	30.86	13,664	1.05%	to	1.25%	0.87%			17.96%	to	18.20%
2023	470	25.54	to	26.11	12,014	1.05%	to	1.25%	0.95%			16.15%	to	16.38%
2022	498	21.99	to	22.43	10,963	1.05%	to	1.25%	0.79%			(13.74)%	to	(12.01)%
2021	865	25.49	to	25.49	22,052	0.85%	to	1.25%	0.54%	to	2.26%	25.07%	to	29.63%
2020	780	20.38	to	20.38	15,899	1.25%	to	1.25%	0.68%	to	0.68%	11.93%	to	11.93%

Invesco Small Cap Equity Fund - Class A
2024	5,922	33.39	to	35.03	188,274	0.35%	to	1.25%	—%			16.32%	to	17.38%
2023	5,519	28.70	to	29.85	150,078	0.35%	to	1.25%	—%			14.52%	to	15.55%
2022	12,158	25.06	to	25.83	284,922	0.35%	to	1.25%	—%			(21.00)%	to	(24.06)%
2021	13,643	31.73	to	34.01	403,503	0.00%	to	1.25%	0.00%	to	0.00%	18.53%	to	20.02%
2020	15,335	26.43	to	26.97	381,049	0.00%	to	1.25%	0.00%	to	0.00%	25.71%	to	27.29%

Invesco Small Cap Growth Fund - Class A
2024	38,187	68.21	to	83.13	2,814,834	0.00%	to	1.25%	—%			14.74%	to	16.19%

Invesco Small Cap Growth Fund - Investor Class
2024	28,491	37.14	to	22.89	855,459	0.35%	to	1.25%	—%			14.79%	to	15.83%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
Invesco Small Cap Growth Fund
2023	70,116	32.35	to	71.55	3,363,174	0.00%	to	1.25%	—%			11.36%	to	12.66%
2022	80,434	29.05	to	63.51	3,469,565	0.00%	to	1.25%	—%			(20.03)%	to	(35.59)%
2021	85,062	36.33	to	98.61	5,415,329	0.00%	to	1.25%	0.00%	to	0.00%	(23.96)%	to	6.09%
2020	92,611	43.04	to	47.78	5,174,190	0.00%	to	1.25%	0.00%	to	0.00%	(18.35)%	to	55.16%

Invesco Small Cap Value Fund - Class A
2024	9,245	101.15	to	116.63	973,822	0.35%	to	1.25%	0.36%			22.97%	to	24.09%
2023	11,189	82.25	to	93.99	958,335	0.35%	to	1.25%	0.62%			21.39%	to	22.48%
2022	11,238	67.76	to	76.74	788,905	0.35%	to	1.25%	0.28%			3.03%	to	3.96%
2021	14,454	65.77	to	73.82	984,959	0.00%	to	1.25%	0.00%	to	0.00%	34.82%	to	36.51%
2020	14,074	48.79	to	56.56	711,116	0.00%	to	1.25%	0.00%	to	0.42%	9.43%	to	10.81%
Invesco Technology Fund - Investor Class
2024	33,988	44.77	to	55.39	1,518,822	0.35%	to	1.25%	—%			32.57%	to	33.78%
2023	34,854	33.77	to	41.41	1,180,112	0.35%	to	1.25%	—%			45.56%	to	46.86%
2022	36,848	23.20	to	28.19	851,066	0.35%	to	1.25%	—%			(40.70)%	to	(40.16)%
2021	38,358	39.13	to	47.12	1,526,428	0.35%	to	1.25%	0.00%	to	0.00%	12.85%	to	13.87%
2020	42,772	34.67	to	41.38	1,534,050	0.35%	to	1.25%	0.00%	to	0.00%	44.25%	to	45.56%

Invesco V.I. Diversified Dividend Fund - Series I
2024	843	32.25	to	32.25	27,189	0.70%	to	0.70%	1.92%			12.42%	to	12.42%
2023	843	28.68	to	28.68	24,186	0.70%	to	0.70%	2.04%			8.29%	to	8.29%
2022	843	26.49	to	26.49	22,334	0.70%	to	0.70%	1.62%			(2.36)%	to	(2.36)%
2021	1,117	27.13	to	27.13	30,332	0.70%	to	0.70%	2.17%	to	2.17%	18.06%	to	18.06%
2020	1,306	22.98	to	22.98	30,021	0.70%	to	0.70%	3.12%	to	3.12%	(0.56)%	to	(0.56)%

Invesco V.I. Small Cap Equity Fund - Series I
2024	4,196	31.48	to	31.48	132,085	0.70%	to	0.70%	0.13%			17.26%	to	17.26%
2023	4,528	26.84	to	26.84	121,554	0.70%	to	0.70%	—%			15.76%	to	15.76%
2022	4,193	23.19	to	23.19	97,240	0.70%	to	0.70%	—%			(21.06)%	to	(21.06)%
2021	4,642	29.38	to	29.38	136,361	0.70%	to	0.70%	0.17%	to	0.17%	19.56%	to	19.56%
2020	5,054	24.57	to	24.57	124,168	0.70%	to	0.70%	0.37%	to	0.37%	26.36%	to	26.36%

Invesco V.I. Technology Fund - Series I
2024	1,171	59.08	to	59.08	69,212	0.70%	to	0.70%	—%			33.33%	to	33.33%
2023	295	44.31	to	44.31	13,065	0.70%	to	0.70%	—%			45.92%	to	45.92%
2022	354	30.37	to	30.37	10,753	0.70%	to	0.70%	—%			(40.37)%	to	(40.37)%
2021	1,219	50.93	to	50.93	62,081	0.00%	to	0.70%	0.00%	to	0.00%	13.61%	to	14.41%
2020	14,261	44.83	to	53.86	640,414	0.00%	to	0.70%	0.00%	to	0.00%	45.10%	to	46.11%

Invesco Value Opportunities Fund - Class A
2024	20,270	36.21	to	40.96	479,277	0.35%	to	1.25%	0.44%			28.47%	to	29.64%
2023	21,318	28.18	to	31.60	381,370	0.35%	to	1.25%	0.21%			13.72%	to	18.85%
2022	891	24.78	to	26.59	22,573	0.65%	to	1.25%	0.02%			0.10%	to	(2.49)%
2021	25,647	24.76	to	27.26	697,466	0.35%	to	1.25%	0.00%	to	0.59%	33.91%	to	35.12%
2020	26,363	18.49	to	20.18	530,792	0.35%	to	1.25%	0.30%	to	0.43%	4.17%	to	5.11%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
Janus Henderson Balanced Fund - Class S
2024	82,240	33.25	to	38.23	2,960,231	0.35%	to	1.25%	1.79%			13.49%	to	14.52%
2023	86,273	29.30	to	33.38	2,693,377	0.35%	to	1.25%	1.97%			13.55%	to	9.29%
2022	88,816	25.80	to	30.54	2,513,681	0.00%	to	1.25%	0.66%			(17.92)%	to	(16.89)%
2021	93,579	31.44	to	36.75	3,214,911	0.00%	to	1.25%	0.00%	to	0.36%	15.30%	to	23.65%
2020	77,716	27.27	to	29.72	2,281,634	0.50%	to	1.25%	1.15%	to	1.15%	12.50%	to	13.35%

Janus Henderson Balanced Portfolio - Institutional Shares
2024	7,797	40.29	to	40.29	314,157	0.70%	to	0.70%	2.29%			14.62%	to	14.62%
2023	4,164	35.15	to	35.15	146,384	0.70%	to	0.70%	2.04%			14.61%	to	14.61%
2022	4,655	30.67	to	30.67	142,768	0.70%	to	0.70%	1.12%			(16.98)%	to	(16.98)%
2021	7,351	36.95	to	36.95	271,605	0.70%	to	0.70%	0.89%	to	0.89%	16.38%	to	16.38%
2020	7,976	31.75	to	31.75	253,223	0.70%	to	0.70%	1.78%	to	1.78%	13.51%	to	13.51%

Janus Henderson Enterprise Fund - Class S
2024	27,094	67.43	to	77.51	1,869,677	0.35%	to	1.25%	0.75%			13.38%	to	14.41%
2023	28,068	59.47	to	67.75	1,766,012	0.35%	to	1.25%	—%			16.06%	to	17.11%
2022	28,099	51.24	to	57.85	1,510,009	0.35%	to	1.25%	—%			(17.39)%	to	(16.65)%
2021	29,351	62.03	to	69.41	1,901,300	0.35%	to	1.25%	0.00%	to	0.00%	15.47%	to	18.54%
2020	28,536	53.72	to	58.55	1,595,725	0.50%	to	1.25%	0.00%	to	0.00%	18.36%	to	19.25%

Janus Henderson Enterprise Portfolio - Institutional Shares
2024	791	65.56	to	65.56	51,864	0.70%	to	0.70%	0.85%			14.80%	to	14.80%
2023	1,545	57.11	to	57.11	88,264	0.70%	to	0.70%	0.17%			17.25%	to	17.25%
2022	934	48.71	to	48.71	45,493	0.70%	to	0.70%	0.22%			(16.53)%	to	(16.53)%
2021	1,400	58.35	to	58.35	81,693	0.00%	to	0.70%	0.30%	to	0.39%	16.02%	to	16.83%
2020	1,949	50.30	to	51.33	98,141	0.00%	to	0.70%	0.07%	to	0.08%	18.64%	to	19.47%

Janus Henderson Forty Fund - Class S
2024	134,547	88.27	to	117.47	9,307,055	0.00%	to	1.25%	0.36%			26.13%	to	27.73%
2023	140,207	69.98	to	91.97	7,986,602	0.00%	to	1.25%	—%			37.61%	to	39.34%
2022	141,440	50.85	to	66.01	6,406,285	0.00%	to	1.25%	—%			(34.63)%	to	(33.81)%
2021	156,106	77.79	to	99.72	10,658,714	0.00%	to	1.25%	0.00%	to	0.00%	20.96%	to	22.48%
2020	170,857	64.31	to	81.42	9,630,116	0.00%	to	1.25%	0.00%	to	0.00%	36.88%	to	38.60%

Janus Henderson Forty Portfolio - Institutional Shares
2024	55,041	82.25	to	82.25	4,526,879	0.70%	to	0.70%	0.11%			27.57%	to	27.57%
2023	57,519	64.47	to	64.47	3,708,385	0.70%	to	0.70%	0.20%			38.99%	to	38.99%
2022	57,680	46.39	to	46.39	2,676,065	0.70%	to	0.70%	0.19%			(34.02)%	to	(34.02)%
2021	62,415	70.30	to	70.30	4,387,600	0.00%	to	0.70%	0.00%	to	0.00%	22.04%	to	26.16%
2020	68,512	55.72	to	57.60	3,946,204	0.00%	to	0.70%	0.27%	to	0.27%	38.43%	to	39.40%

Janus Henderson Global Research Fund - Class S
2024	5,900	42.78	to	26.92	201,671	0.35%	to	1.25%	0.53%			21.51%	to	22.61%
2023	6,990	21.95	to	35.20	199,242	0.35%	to	1.25%	0.55%			25.84%	to	24.71%
2022	6,839	17.45	to	28.23	153,702	0.35%	to	1.25%	0.43%			(20.15)%	to	(27.94)%
2021	8,354	21.85	to	39.17	223,719	0.35%	to	1.25%	0.00%	to	0.00%	16.11%	to	17.16%
2020	9,250	18.65	to	30.72	210,337	0.35%	to	1.25%	0.00%	to	0.00%	18.23%	to	19.30%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
Janus Henderson Global Research Portfolio - Institutional Shares
2024	9,652	36.85	to	36.85	355,663	0.70%	to	0.70%	0.76%			22.72%	to	22.72%
2023	9,860	30.03	to	30.03	296,058	0.70%	to	0.70%	0.93%			25.90%	to	25.90%
2022	10,919	23.85	to	23.85	267,482	0.70%	to	0.70%	1.05%			(19.97)%	to	(19.97)%
2021	11,870	29.80	to	29.80	353,780	0.00%	to	0.70%	0.32%	to	0.52%	18.09%	to	17.27%
2020	12,360	29.94	to	25.42	314,918	0.00%	to	0.70%	0.73%	to	0.74%	20.06%	to	19.22%

Janus Henderson Mid Cap Value Fund - Class S
2024	5,482	34.14	to	38.34	190,929	0.50%	to	1.25%	0.40%			11.45%	to	12.29%
2023	8,633	30.63	to	34.15	268,197	0.50%	to	1.25%	0.65%			9.55%	to	3.17%
2022	34,623	27.96	to	33.10	1,060,213	0.00%	to	1.25%	0.74%			(6.58)%	to	(5.40)%
2021	37,846	29.93	to	34.99	1,231,729	0.00%	to	1.25%	0.00%	to	0.14%	17.66%	to	19.14%
2020	45,962	25.44	to	29.37	1,257,423	0.00%	to	1.25%	0.75%	to	0.77%	(2.96)%	to	(1.74)%

Janus Henderson Overseas Fund - Class S
2024	103,976	14.86	to	10.75	1,654,250	0.00%	to	1.25%	1.21%			4.20%	to	7.53%
2023	111,537	14.26	to	17.09	1,702,046	0.00%	to	1.25%	1.04%			9.15%	to	10.52%
2022	121,816	13.06	to	15.46	1,714,883	0.00%	to	1.25%	1.19%			(10.17)%	to	(9.04)%
2021	125,179	14.54	to	17.00	1,957,760	0.00%	to	1.25%	0.00%	to	0.67%	11.33%	to	12.73%
2020	136,390	13.06	to	15.08	1,902,715	0.00%	to	1.25%	0.65%	to	0.69%	14.81%	to	16.25%

Janus Henderson Overseas Portfolio - Institutional Shares
2024	8,490	19.10	to	19.10	162,171	0.70%	to	0.70%	1.38%			5.09%	to	5.09%
2023	8,566	18.17	to	18.17	155,680	0.70%	to	0.70%	1.53%			10.10%	to	10.10%
2022	8,694	16.51	to	16.51	143,517	0.70%	to	0.70%	1.78%			13.28%	to	(9.24)%
2021	8,838	14.57	to	18.19	160,725	0.00%	to	0.70%	0.00%	to	0.66%	12.79%	to	13.58%
2020	12,981	12.83	to	16.13	208,155	0.00%	to	0.70%	1.33%	to	1.38%	15.49%	to	16.30%

John Hancock New Opportunities Fund - Class A
2024	21,336	18.77	to	20.32	367,568	0.35%	to	1.25%	—%			7.52%	to	8.49%
2023	18,966	17.46	to	18.73	340,188	0.35%	to	1.25%	—%			13.02%	to	14.04%
2022	21,176	15.45	to	16.42	335,660	0.35%	to	1.25%	—%			(21.56)%	to	(20.85)%
2021	30,874	19.69	to	20.75	627,569	0.35%	to	1.25%	0.00%	to	0.00%	12.89%	to	13.91%
2020	32,830	17.44	to	18.21	588,772	0.35%	to	1.25%	0.00%	to	0.00%	27.30%	to	28.45%

JPMorgan Core Bond Fund - Class A
2024	89,033	12.69	to	14.63	1,247,605	0.35%	to	1.25%	3.65%			0.55%	to	1.46%
2023	93,498	12.62	to	14.42	1,287,041	0.35%	to	1.25%	3.27%			4.11%	to	0.09%
2022	113,843	12.12	to	14.40	1,546,818	0.00%	to	1.25%	2.28%			(13.64)%	to	(12.56)%
2021	108,461	14.03	to	16.47	1,694,965	0.00%	to	1.25%	0.00%	to	1.79%	(2.59)%	to	(1.36)%
2020	129,727	14.41	to	16.70	2,051,267	0.00%	to	1.25%	2.02%	to	2.11%	6.51%	to	7.85%

JPMorgan Large Cap Growth Fund - Class A
2024	56,631	63.08	to	11.61	666,637	0.00%	to	0.85%	—%			32.38%	to	16.06%
2023	4,181	47.65	to	47.65	199,216	0.85%	to	0.85%	—%			38.56%	to	35.83%
2022	4,622	34.39	to	35.08	161,894	1.05%	to	1.25%	0.10%			(26.52)%	to	(26.37)%
2021	4,587	46.80	to	47.65	218,202	1.05%	to	1.25%	0.00%	to	0.00%	16.73%	to	16.96%
2020	8,738	40.09	to	40.74	355,726	1.05%	to	1.25%	0.00%	to	0.00%	53.69%	to	56.16%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
JPMorgan Large Cap Growth Fund - Class R2 (22)
2024	211	10.43	to	10.43	2,203	0.75%	to	0.75%	—%			4.34%	to	4.34%
(22) The Sub-Account commenced operations on September 12, 2024.

JPMorgan Mid Cap Growth - Class R3
2024	75,242	20.27	to	20.27	1,524,974	0.00%	to	0.00%	—%			13.98%	to	13.98%
2023	93,225	17.78	to	17.78	1,657,684	0.00%	to	0.00%	—%			22.73%	to	22.73%
2022	103,265	14.49	to	14.49	1,496,093	0.00%	to	0.00%	—%			(27.32)%	to	(27.32)%
2021	107,768	19.93	to	19.93	2,148,231	0.00%	to	0.00%	0.00%	to	0.00%	10.44%	to	10.44%
2020	123,818	18.05	to	18.05	2,234,868	0.00%	to	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

JPMorgan Small Cap Equity Fund - Class A
2024	5,132	66.52	to	76.71	374,773	0.35%	to	1.25%	0.37%			8.38%	to	9.36%
2023	956	61.38	to	70.14	58,980	0.35%	to	1.25%	0.85%			10.22%	to	11.22%
2022	459	55.69	to	63.07	25,823	0.35%	to	1.25%	—%			(17.36)%	to	(16.61)%
2021	865	67.39	to	75.63	59,658	0.35%	to	1.25%	0.00%	to	0.00%	14.25%	to	15.28%
2020	874	58.98	to	65.60	52,669	0.35%	to	1.25%	0.01%	to	0.14%	16.68%	to	17.74%

JPMorgan Small Cap Growth Fund - Class A
2024	11,392	79.64	to	89.67	925,092	0.50%	to	1.25%	0.58%			11.04%	to	11.88%
2023	12,277	71.72	to	80.15	896,527	0.50%	to	1.25%	—%			12.45%	to	13.29%
2022	14,556	63.78	to	70.75	946,548	0.50%	to	1.25%	—%			(33.27)%	to	(32.77)%
2021	15,139	95.58	to	105.23	1,474,679	0.15%	to	1.25%	0.00%	to	0.00%	(7.23)%	to	(2.24)%
2020	16,064	103.03	to	112.58	1,683,281	0.50%	to	1.25%	0.07%	to	0.08%	57.23%	to	58.41%

JPMorgan Small Cap Value Fund - Class A
2024	6,937	57.77	to	70.40	471,013	0.00%	to	1.25%	0.80%			7.37%	to	8.72%
2023	7,352	53.80	to	64.75	462,087	0.00%	to	1.25%	1.52%			11.38%	to	12.77%
2022	7,569	48.31	to	57.41	422,742	0.00%	to	1.25%	0.90%			(14.72)%	to	(13.65)%
2021	8,060	56.65	to	66.49	523,145	0.00%	to	1.25%	0.00%	to	0.37%	30.67%	to	32.31%
2020	5,829	43.35	to	50.25	283,963	0.00%	to	1.25%	0.47%	to	0.74%	4.47%	to	5.79%

JPMorgan SmartRetirement® 2020 Fund - Class A
2024	70,275	17.59	to	20.93	1,329,174	0.00%	to	1.25%	2.59%			6.41%	to	7.76%
2023	127,335	16.53	to	19.42	2,252,601	0.00%	to	1.25%	3.12%			10.17%	to	11.55%
2022	141,073	15.01	to	17.41	2,251,740	0.00%	to	1.25%	2.20%			(15.33)%	to	(14.26)%
2021	184,508	17.72	to	20.31	3,465,972	0.00%	to	1.25%	0.00%	to	2.36%	4.42%	to	5.73%
2020	287,528	16.97	to	19.21	5,141,854	0.00%	to	1.25%	1.95%	to	2.26%	8.69%	to	10.05%

JPMorgan SmartRetirement® 2025 Fund - Class A
2024	190,953	19.31	to	22.97	3,941,512	0.00%	to	1.25%	2.99%			6.90%	to	8.25%
2023	242,674	18.06	to	21.21	4,762,991	0.00%	to	1.25%	2.17%			11.63%	to	13.03%
2022	388,455	16.18	to	18.77	6,676,106	0.00%	to	1.25%	2.02%			(12.41)%	to	(15.84)%
2021	444,639	18.47	to	22.30	9,089,059	0.00%	to	1.25%	0.00%	to	0.00%	(10.34)%	to	6.91%
2020	456,943	18.21	to	20.60	8,660,869	0.00%	to	1.25%	2.03%	to	2.14%	10.09%	to	11.48%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
JPMorgan SmartRetirement® 2030 Fund - Class A
2024	290,907	21.13	to	25.14	6,588,601	0.00%	to	1.25%	3.22%			8.29%	to	9.66%
2023	241,552	19.51	to	22.92	5,020,490	0.00%	to	1.25%	2.12%			13.68%	to	15.11%
2022	320,550	17.17	to	19.91	5,844,782	0.00%	to	1.25%	1.58%			(17.85)%	to	(16.82)%
2021	409,593	20.90	to	23.94	9,165,826	0.00%	to	1.25%	0.00%	to	2.58%	9.06%	to	10.43%
2020	427,875	19.16	to	21.68	8,680,424	0.00%	to	1.25%	1.70%	to	1.92%	10.84%	to	12.23%

JPMorgan SmartRetirement® 2035 Fund - Class A
2024	183,128	23.39	to	27.83	4,634,229	0.00%	to	1.25%	2.64%			10.19%	to	11.58%
2023	184,428	21.23	to	24.94	4,218,421	0.00%	to	1.25%	1.74%			15.58%	to	17.03%
2022	262,100	18.37	to	21.31	5,124,683	0.00%	to	1.25%	1.69%			(18.51)%	to	(17.48)%
2021	252,887	22.54	to	25.83	6,025,297	0.00%	to	1.25%	0.00%	to	3.02%	12.17%	to	13.58%
2020	245,302	20.10	to	22.74	5,162,266	0.00%	to	1.25%	1.37%	to	1.76%	12.54%	to	13.96%

JPMorgan SmartRetirement® 2040 Fund - Class A
2024	218,502	24.97	to	29.70	5,946,406	0.00%	to	1.25%	2.65%			11.40%	to	12.80%
2023	175,042	22.42	to	26.33	4,248,263	0.00%	to	1.25%	1.49%			16.98%	to	18.44%
2022	260,070	19.16	to	22.23	5,341,443	0.00%	to	1.25%	1.37%			(16.17)%	to	(17.98)%
2021	309,445	22.86	to	27.11	7,762,025	0.00%	to	1.25%	0.00%	to	0.00%	(2.68)%	to	13.96%
2020	286,248	20.76	to	23.49	6,258,572	0.00%	to	1.25%	1.35%	to	1.76%	13.29%	to	14.72%

JPMorgan SmartRetirement® 2045 Fund - Class A
2024	136,482	25.89	to	30.80	3,771,688	0.00%	to	1.25%	2.18%			12.28%	to	13.70%
2023	125,065	23.06	to	27.09	3,064,463	0.00%	to	1.25%	1.43%			18.04%	to	19.52%
2022	162,599	19.54	to	22.67	3,339,855	0.00%	to	1.25%	1.32%			(19.47)%	to	(18.46)%
2021	156,240	24.26	to	27.80	3,964,160	0.00%	to	1.25%	0.00%	to	2.95%	15.71%	to	17.17%
2020	181,782	20.97	to	23.72	3,965,280	0.00%	to	1.25%	1.27%	to	1.73%	13.75%	to	15.18%

JPMorgan SmartRetirement® 2050 Fund - Class A
2024	160,813	26.01	to	30.94	4,558,553	0.00%	to	1.25%	2.09%			12.80%	to	14.23%
2023	146,057	23.06	to	27.09	3,639,109	0.00%	to	1.25%	1.47%			18.38%	to	19.86%
2022	166,801	19.48	to	22.60	3,486,466	0.00%	to	1.25%	1.35%			(15.64)%	to	(18.54)%
2021	173,254	23.09	to	27.74	4,465,043	0.00%	to	1.25%	0.00%	to	0.00%	0.57%	to	15.68%
2020	164,033	20.93	to	22.96	3,623,625	0.00%	to	1.25%	0.00%	to	1.33%	11.60%	to	13.69%

JPMorgan SmartRetirement® 2055 Fund - Class A
2024	77,426	25.75	to	30.19	2,134,276	0.00%	to	1.25%	2.03%			12.77%	to	14.20%
2023	69,076	22.84	to	26.44	1,683,184	0.00%	to	1.25%	1.39%			18.36%	to	19.85%
2022	88,838	19.29	to	22.06	1,813,180	0.00%	to	1.25%	1.50%			(19.52)%	to	(18.51)%
2021	73,992	23.97	to	27.07	1,862,731	0.00%	to	1.25%	0.00%	to	2.95%	15.68%	to	17.13%
2020	62,639	20.72	to	23.11	1,362,071	0.00%	to	1.25%	1.45%	to	1.70%	13.68%	to	15.11%

JPMorgan SmartRetirement® 2060 Fund - Class A
2024	3,090	10.49	to	18.73	56,740	0.50%	to	1.05%	2.34%			4.87%	to	13.65%
2023	1,429	16.48	to	16.48	23,560	0.50%	to	0.50%	2.67%			19.18%	to	19.18%
2022	424	13.83	to	13.83	5,867	0.50%	to	0.50%	4.58%			(18.87)%	to	(18.87)%
2021	15	17.05	to	17.05	255	0.50%	to	0.50%	4.52%	to	4.52%	2.90%	to	2.90%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
JPMorgan SmartRetirement® Income Fund - Class A
2024	19,251	15.65	to	18.62	328,564	0.00%	to	1.25%	3.51%			6.48%	to	7.83%
2023	23,477	14.70	to	17.26	370,058	0.00%	to	1.25%	2.67%			10.24%	to	11.62%
2022	34,951	13.33	to	15.47	497,353	0.00%	to	1.25%	1.50%			(15.24)%	to	(14.17)%
2021	58,446	15.73	to	18.02	998,814	0.00%	to	1.25%	1.42%	to	2.43%	4.47%	to	5.79%
2020	91,973	15.05	to	17.03	1,454,972	0.00%	to	1.25%	2.34%	to	2.34%	8.35%	to	9.71%

JPMorgan U.S. Equity Fund - Class A
2024	12,992	57.42	to	69.12	806,060	0.00%	to	1.25%	0.30%			22.09%	to	23.64%
2023	14,183	47.03	to	55.91	716,523	0.00%	to	1.25%	0.66%			25.14%	to	26.71%
2022	17,425	37.58	to	44.12	691,003	0.00%	to	1.25%	0.63%			(20.18)%	to	(19.18)%
2021	22,055	47.08	to	54.59	1,092,689	0.00%	to	1.25%	0.00%	to	0.33%	26.56%	to	28.16%
2020	19,302	37.20	to	42.60	740,757	0.00%	to	1.25%	0.54%	to	0.54%	24.51%	to	26.08%

JPMorgan U.S. Government Money Market Fund - Reserve Class
2024	60,881	10.23	to	11.07	635,846	0.35%	to	1.25%	4.52%			3.33%	to	4.26%
2023	46,706	9.90	to	10.62	465,164	0.35%	to	1.25%	4.38%			3.19%	to	4.12%
2022	53,881	9.59	to	10.20	519,986	0.35%	to	1.25%	1.04%			(0.13)%	to	0.77%
2021	61,990	9.60	to	10.12	605,607	0.00%	to	1.25%	0.00%	to	0.00%	(1.24)%	to	0.00%
2020	92,024	9.72	to	10.32	899,282	0.00%	to	1.25%	0.14%	to	0.17%	(1.05)%	to	0.20%

Keeley Small Cap Dividend Value Fund - Class A
2024	37,120	15.19	to	16.29	594,455	0.00%	to	1.25%	1.64%			14.07%	to	15.51%
2023	39,139	13.32	to	14.11	549,700	0.00%	to	1.25%	2.75%			8.60%	to	9.96%
2022	44,089	12.26	to	12.83	567,082	0.00%	to	1.25%	1.60%			(6.93)%	to	(31.88)%
2021	45,129	13.17	to	18.83	628,911	0.00%	to	1.25%	0.00%	to	0.00%	23.14%	to	24.69%
2020	59,520	10.70	to	10.92	669,732	0.00%	to	1.25%	1.74%	to	1.85%	2.30%	to	3.58%

LKCM Aquinas Catholic Equity Fund
2024	8,611	40.42	to	40.42	348,043	1.05%	to	1.05%	0.27%			12.18%	to	12.18%
2023	8,174	36.03	to	36.03	294,519	1.05%	to	1.05%	0.80%			12.89%	to	12.89%
2022	7,673	31.92	to	31.92	244,916	1.05%	to	1.05%	1.04%			(17.08)%	to	(19.02)%
2021	7,259	38.49	to	39.42	286,126	0.50%	to	1.25%	0.89%	to	1.06%	21.12%	to	32.37%
2020	6,848	31.78	to	31.78	217,623	1.05%	to	1.05%	0.40%	to	0.40%	22.98%	to	22.98%

Loomis Sayles Bond Fund - Class ADM #
2024	6,202	20.17	to	22.18	126,562	0.65%	to	1.25%	4.98%			4.91%	to	5.54%

Loomis Sayles Bond Fund - Retail Class #
2024	10,019	12.20	to	12.20	122,238	0.00%	to	0.00%	5.42%			6.38%	to	6.38%

Loomis Sayles Bond Retail Fund #
2023	16,742	19.23	to	11.47	266,241	0.00%	to	1.25%	3.69%			(2.28)%	to	(36.67)%
2022	10,473	19.68	to	18.11	192,388	0.65%	to	1.25%	4.33%			(13.47)%	to	48.51%
2021	10,062	22.74	to	12.19	214,534	0.00%	to	1.25%	0.00%	to	4.00%	2.98%	to	1.47%
2020	16,807	20.75	to	11.84	350,984	0.00%	to	1.25%	0.38%	to	2.88%	0.37%	to	(49.97)%

Lord Abbett Affiliated Fund - Class A #
2024	13,166	28.59	to	26.86	352,368	0.50%	to	1.25%	1.75%			15.84%	to	16.71%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
Lord Abbett Affiliated Fund - Class P #
2024	1,941	27.30	to	29.40	55,754	0.85%	to	1.25%	1.51%			15.58%	to	16.05%

Lord Abbett Affiliated Fund #
2023	16,956	23.62	to	23.01	399,801	0.50%	to	1.25%	1.76%			8.92%	to	9.94%
2022	19,801	21.68	to	20.93	424,695	0.50%	to	1.25%	1.72%			(22.24)%	to	(17.59)%
2021	22,885	27.89	to	25.40	555,376	0.15%	to	1.25%	0.00%	to	5.91%	44.52%	to	30.05%
2020	25,126	19.53	to	18.50	483,927	0.50%	to	1.25%	1.94%	to	2.09%	(1.76)%	to	(2.72)%

Lord Abbett Bond Debenture Fund - Class A #
2024	77,338	21.21	to	23.54	1,651,232	0.00%	to	1.25%	5.86%			5.43%	to	6.77%

Lord Abbett Bond-Debenture Fund - Class P #
2024	2,716	20.62	to	23.05	61,881	0.65%	to	1.25%	5.59%			5.16%	to	5.79%

Lord Abbett Bond-Debenture Fund #
2023	82,316	19.61	to	22.05	1,665,917	0.00%	to	1.25%	5.21%			2.85%	to	6.85%
2022	88,694	19.06	to	20.63	1,693,325	0.00%	to	1.25%	4.34%			(12.01)%	to	(15.01)%
2021	95,878	21.66	to	24.28	2,108,417	0.00%	to	1.25%	3.07%	to	3.32%	1.72%	to	3.25%
2020	109,209	21.30	to	22.89	2,342,756	0.00%	to	1.25%	3.46%	to	3.92%	4.38%	to	7.63%

Lord Abbett Developing Growth Fund - Class A #
2024	27,665	38.72	to	12.50	688,318	0.25%	to	1.25%	0.03%			20.37%	to	25.04%

Lord Abbett Developing Growth Fund - Class P #
2024	59	46.98	to	50.61	2,974	0.85%	to	1.25%	—%			20.19%	to	20.67%

Lord Abbett Developing Growth Fund #
2023	24,447	39.09	to	39.00	629,429	0.35%	to	1.25%	—%			6.87%	to	8.12%
2022	19,754	36.58	to	36.07	623,490	0.35%	to	1.25%	—%			(40.79)%	to	(37.86)%
2021	27,858	61.78	to	58.05	1,368,351	0.15%	to	1.25%	0.00%	to	0.00%	(0.31)%	to	(4.08)%
2020	29,056	60.51	to	58.38	1,478,076	0.35%	to	1.25%	0.00%	to	0.00%	71.97%	to	70.02%

Lord Abbett Dividend Growth Fund - Class A #
2024	4,629	36.74	to	132.73	187,528	0.50%	to	1.25%	0.70%			20.81%	to	21.72%

Lord Abbett Dividend Growth Fund - Class P #
2024	1,495	42.63	to	42.63	63,745	1.25%	to	1.25%	0.48%			20.60%	to	20.60%

Lord Abbett Dividend Growth Fund #
2023	5,560	35.35	to	109.04	190,076	0.50%	to	1.25%	0.74%			33.56%	to	15.76%
2022	9,043	26.47	to	94.20	264,034	0.50%	to	1.25%	0.89%			(14.60)%	to	(13.96)%
2021	9,123	31.00	to	109.48	309,751	0.50%	to	1.25%	0.00%	to	0.87%	6.15%	to	25.04%
2020	10,408	29.20	to	87.56	280,002	0.50%	to	1.25%	0.89%	to	1.10%	13.85%	to	14.92%

Lord Abbett Fundamental Equity Fund - Class A #
2024	27,024	43.49	to	54.13	1,370,943	0.00%	to	1.25%	0.86%			19.08%	to	20.59%

Lord Abbett Fundamental Equity Fund - Class P #
2024	469	34.69	to	37.36	17,430	0.85%	to	1.25%	0.68%			18.85%	to	19.33%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
Lord Abbett Fundamental Equity Fund #
2023	28,817	29.18	to	44.89	1,238,430	0.00%	to	1.25%	0.85%			11.45%	to	13.10%
2022	57,538	26.19	to	39.69	2,208,006	0.00%	to	1.25%	1.08%			(10.76)%	to	(55.16)%
2021	62,817	29.34	to	88.53	2,691,926	0.00%	to	1.25%	0.82%	to	0.98%	27.10%	to	29.02%
2020	73,898	23.09	to	33.98	2,443,314	0.00%	to	1.25%	1.82%	to	1.98%	1.24%	to	2.64%

Lord Abbett Growth Opportunities Fund - Class A
2024	23,625	35.42	to	40.39	474,227	0.50%	to	1.25%	—%			29.11%	to	30.08%
2023	7,727	27.44	to	31.05	217,324	0.50%	to	1.25%	—%			9.43%	to	10.25%
2022	7,262	25.07	to	28.17	186,622	0.50%	to	1.25%	—%			(40.29)%	to	(32.92)%
2021	6,463	41.99	to	41.99	249,406	0.50%	to	1.25%	0.00%	to	0.00%	6.07%	to	20.70%
2020	6,245	35.77	to	39.59	226,363	0.50%	to	1.25%	0.00%	to	0.00%	38.32%	to	39.37%

Lord Abbett International Equity Fund - Class A
2024	26,656	11.96	to	13.91	357,898	0.35%	to	1.05%	1.28%			8.14%	to	8.90%
2023	30,839	11.06	to	12.77	381,411	0.35%	to	1.05%	1.82%			11.17%	to	11.95%
2022	33,688	9.95	to	11.41	371,061	0.35%	to	1.05%	1.91%			(29.47)%	to	(30.70)%
2021	37,066	14.11	to	16.46	503,497	0.35%	to	1.25%	0.19%	to	1.30%	10.26%	to	11.26%
2020	34,204	12.68	to	14.93	418,442	0.35%	to	1.25%	1.33%	to	1.35%	15.42%	to	16.46%

Lord Abbett Total Return Fund - Class A
2024	401,716	14.58	to	18.14	7,178,661	0.00%	to	1.25%	4.71%			1.28%	to	2.56%
2023	385,522	14.39	to	17.69	6,713,746	0.00%	to	1.25%	4.52%			5.20%	to	6.30%
2022	383,135	13.68	to	16.64	6,243,262	0.00%	to	1.25%	3.20%			(15.29)%	to	(14.10)%
2021	397,362	16.15	to	19.37	7,549,115	0.00%	to	1.25%	0.00%	to	0.00%	(1.41)%	to	(0.11)%
2020	359,164	16.38	to	19.40	6,832,789	0.00%	to	1.25%	2.45%	to	2.45%	5.57%	to	7.38%

Lord Abbett Value Opportunities Fund - Class A #
2024	75,401	32.43	to	11.46	2,210,000	0.25%	to	1.25%	—%			12.20%	to	13.33%

Lord Abbett Value Opportunities Fund - Class P #
2024	21,298	21.63	to	24.01	490,011	0.35%	to	1.25%	—%			11.91%	to	12.93%

Lord Abbett Value Opportunities Fund #
2023	93,235	19.32	to	21.26	2,601,492	0.35%	to	1.25%	0.10%			(22.94)%	to	(24.47)%
2022	104,457	25.08	to	28.15	2,524,600	0.35%	to	1.25%	0.55%			14.91%	to	(22.18)%
2021	112,722	21.82	to	36.17	3,534,621	0.00%	to	1.25%	0.00%	to	0.00%	(15.68)%	to	32.13%
2020	112,571	25.88	to	28.53	2,810,612	0.35%	to	1.25%	0.23%	to	0.27%	10.90%	to	13.76%

LVIP American Century Balanced Fund - Standard Class II (1)
2024	23,638	29.00	to	29.00	685,433	0.70%	to	0.70%	2.08%			11.28%	to	11.28%
2023	23,813	26.06	to	26.06	620,503	0.70%	to	0.70%	1.94%			15.60%	to	15.60%
2022	24,013	22.54	to	22.54	541,288	0.70%	to	0.70%	1.21%			(17.84)%	to	(17.84)%
2021	23,922	27.44	to	27.44	656,344	0.70%	to	0.70%	0.72%	to	0.72%	14.96%	to	14.96%
2020	24,586	23.87	to	23.87	586,761	0.70%	to	0.70%	1.57%	to	1.57%	11.74%	to	11.74%
(1) American Century Balanced Fund merged into LVIP American Century Balanced Fund on April 26, 2024. All activity prior to April 26, 2024, is related to the American Century Balanced Fund, while all activity subsequent to April 26, 2024, is related to the LVIP American Century Balanced Fund.

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
LVIP American Century Disciplined Core Value Fund - Standard Class II (2)
2024	6,409	33.65	to	33.65	215,648	0.70%	to	0.70%	1.32%			12.30%	to	12.30%
2023	6,471	29.97	to	29.97	193,911	0.70%	to	0.70%	1.55%			7.90%	to	7.90%
2022	6,432	27.77	to	27.77	178,981	0.70%	to	0.70%	1.78%			(13.34)%	to	(13.34)%
2021	6,402	32.05	to	32.05	205,147	0.70%	to	0.70%	1.04%	to	1.04%	22.79%	to	22.79%
2020	8,364	26.10	to	26.10	218,295	0.70%	to	0.70%	1.98%	to	1.98%	11.03%	to	11.03%
(2) American Century Disciplined Core Value Fund merged into LVIP American Century Disciplined Core Value Fund on April 26, 2024. All activity prior to April 26, 2024, is related to the American Century Disciplined Core Value Fund, while all activity subsequent to April 26, 2024, is related to the LVIP American Century Disciplined Core Fund.

LVIP American Century Ultra Fund - Standard Class II (3)
2024	20,418	80.68	to	80.68	1,647,282	0.70%	to	0.70%	—%			27.89%	to	27.89%
2023	24,211	63.08	to	63.08	1,527,245	0.70%	to	0.70%	—%			42.51%	to	42.51%
2022	24,452	44.26	to	44.26	1,082,328	0.70%	to	0.70%	—%			(32.85)%	to	(32.85)%
2021	29,567	65.91	to	65.91	1,948,889	0.70%	to	0.70%	0.00%	to	0.00%	22.30%	to	22.30%
2020	28,318	53.90	to	53.90	1,526,208	0.70%	to	0.70%	0.00%	to	0.00%	48.81%	to	48.81%
(3) American Century Ultra Fund merged into LVIP American Century Ultra Fund on April 26, 2024. All activity prior to April 26, 2024, is related to the American Century Ultra Fund, while all activity subsequent to April 26, 2024, is related to the LVIP American Century Ultra Fund.

LVIP American Century Value Fund - Standard Class II (4)
2024	12,672	33.76	to	33.76	427,734	0.70%	to	0.70%	2.61%			8.71%	to	8.71%
2023	17,753	31.05	to	31.05	551,258	0.70%	to	0.70%	2.37%			8.34%	to	8.34%
2022	20,415	28.66	to	28.66	608,794	0.70%	to	0.70%	2.10%			(0.16)%	to	(0.16)%
2021	21,947	28.71	to	28.71	630,009	0.70%	to	0.70%	1.76%	to	1.76%	23.64%	to	23.64%
2020	19,255	23.22	to	23.22	447,021	0.70%	to	0.70%	1.95%	to	1.95%	0.27%	to	0.27%
(4) American Century Value Fund merged into LVIP American Century Value Fund on April 26, 2024. All activity prior to April 26, 2024, is related to the American Century Value Fund, while all activity subsequent to April 26, 2024, is related to the LVIP American Century Value Fund.

Macquarie Asset Strategy Fund - Class Y (36)
2024	28,085	25.34	to	28.53	701,121	0.50%	to	1.25%	1.93%			12.54%	to	13.39%
2023	28,498	22.52	to	25.16	633,816	0.50%	to	1.25%	2.86%			14.17%	to	15.03%
2022	26,835	19.72	to	21.88	530,474	0.50%	to	1.25%	1.08%			(14.50)%	to	(13.86)%
2021	27,154	23.07	to	25.39	627,769	0.50%	to	1.25%	0.00%	to	2.14%	12.38%	to	13.23%
2020	18,572	20.52	to	22.43	382,419	0.50%	to	1.25%	1.85%	to	1.91%	12.06%	to	12.90%
(36) Formerly, Delaware Ivy Asset Strategy Fund. Name changed to Macquarie Asset Strategy Fund effective December 31, 2024.

Macquarie Diversified Income Fund - Class A (30)
2024	49,539	11.46	to	12.31	544,386	0.50%	to	1.05%	3.92%			0.82%	to	1.38%
2023	11,749	11.37	to	12.14	142,557	0.50%	to	1.05%	3.98%			7.62%	to	5.87%
2022	11,863	10.56	to	11.47	134,798	0.50%	to	1.25%	3.27%			(15.03)%	to	(14.39)%
2021	13,865	12.43	to	13.39	182,391	0.50%	to	1.25%	2.12%	to	2.43%	(2.42)%	to	3.28%
2020	3,175	12.74	to	12.97	40,469	1.05%	to	1.25%	2.88%	to	2.96%	9.19%	to	9.41%
(30) Formerly, Delaware Diversified Income Fund. Name changed to Macquarie Diversified Income Fund effective December 31, 2024.

Macquarie Extended Duration Bond Fund - Class A (31)
2024	3,466	13.03	to	14.00	48,496	0.50%	to	1.05%	4.46%			(2.58)%	to	(2.04)%
2023	200	13.38	to	14.29	2,834	0.50%	to	1.05%	4.29%			8.22%	to	8.82%
2022	170	12.36	to	13.13	2,210	0.50%	to	1.05%	3.69%			(26.02)%	to	(27.08)%
2021	156	16.71	to	18.01	2,788	0.50%	to	1.25%	0.00%	to	2.94%	(3.77)%	to	(1.29)%
2020	145	17.37	to	18.24	2,617	0.50%	to	1.05%	3.22%	to	3.54%	13.30%	to	13.92%
(31) Formerly, Delaware Extended Duration Bond Fund. Name changed to Macquarie Extended Duration Bond Fund effective December 31, 2024.

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
Macquarie Large Cap Growth Fund - Class Y (34)
2024	9,920	69.58	to	64.00	655,523	0.35%	to	1.25%	—%			22.41%	to	23.52%
2023	14,283	56.84	to	51.81	773,942	0.35%	to	1.25%	—%			36.12%	to	37.35%
2022	15,212	41.76	to	37.72	602,991	0.35%	to	1.25%	—%			(32.28)%	to	(27.28)%
2021	16,044	61.66	to	51.88	885,563	0.35%	to	1.25%	0.00%	to	0.00%	26.56%	to	24.99%
2020	17,253	45.07	to	39.99	734,817	0.35%	to	1.25%	0.00%	to	0.00%	30.23%	to	29.06%
(34) Formerly, Delaware Ivy Large Cap Growth Fund. Name changed to Macquarie Large Cap Growth Fund effective December 31, 2024.

Macquarie Natural Resources Fund - Class Y (33)
2024	112,584	8.85	to	7.82	877,798	0.00%	to	1.25%	4.44%			(1.71)%	to	(0.47)%
2023	133,389	9.01	to	7.86	1,051,386	0.00%	to	1.25%	1.53%			0.01%	to	1.27%
2022	169,341	9.00	to	7.76	1,259,381	0.00%	to	1.25%	2.28%			5.93%	to	17.76%
2021	154,750	8.50	to	6.59	1,024,318	0.00%	to	1.25%	0.00%	to	2.72%	26.56%	to	24.99%
2020	148,771	6.19	to	5.20	790,117	0.00%	to	1.25%	0.54%	to	0.61%	(12.08)%	to	(13.18)%
(33) Formerly, Delaware Ivy Natural Resources Fund. Name changed to Macquarie Natural Resources Fund effective December 31, 2024.

Macquarie Science and Technology Fund - Class Y (35)
2024	28,940	73.58	to	83.99	1,955,501	0.50%	to	1.25%	—%			29.71%	to	30.69%
2023	26,801	56.73	to	64.26	1,533,441	0.50%	to	1.25%	—%			38.89%	to	39.93%
2022	32,348	40.84	to	45.93	1,395,365	0.50%	to	1.25%	—%			(33.25)%	to	(32.74)%
2021	36,211	61.18	to	68.28	2,329,550	0.15%	to	1.25%	0.00%	to	0.00%	9.00%	to	14.00%
2020	39,550	53.67	to	59.45	2,219,092	0.50%	to	1.25%	0.00%	to	0.00%	34.37%	to	35.38%
(35) Formerly, Delaware Ivy Science & Technology Fund. Name changed to Macquarie Science and Technology Fund effective December 31, 2024.

Macquarie Small Cap Growth Fund - Class Y (38)
2024	28,168	21.40	to	23.88	665,921	0.00%	to	1.25%	—%			12.82%	to	14.25%
2023	32,985	18.97	to	20.90	683,323	0.00%	to	1.25%	—%			11.93%	to	13.34%
2022	29,187	16.94	to	18.44	533,998	0.00%	to	1.25%	—%			(28.55)%	to	(27.65)%
2021	35,868	23.71	to	25.49	909,930	0.00%	to	1.25%	0.03%	to	0.61%	2.67%	to	3.96%
2020	30,256	23.10	to	24.52	738,466	0.00%	to	1.25%	0.00%	to	0.00%	36.80%	to	38.52%
(38) Formerly, Delaware Ivy Small Cap Growth Fund. Name changed to Macquarie Small Cap Growth Fund effective December 31, 2024.

Massachusetts Investors Growth Stock Fund - Class A
2024	43,726	57.15	to	55.49	2,549,069	0.00%	to	1.25%	0.23%			14.88%	to	16.33%
2023	48,234	49.75	to	47.70	2,389,595	0.00%	to	1.25%	0.44%			22.54%	to	24.08%
2022	49,719	40.60	to	38.44	1,993,903	0.00%	to	1.25%	0.28%			(33.30)%	to	(19.24)%
2021	76,329	60.86	to	47.60	4,013,637	0.00%	to	1.25%	0.00%	to	0.16%	26.20%	to	24.63%
2020	96,310	40.84	to	37.71	3,970,884	0.00%	to	1.25%	0.15%	to	0.21%	22.43%	to	20.91%

Massachusetts Investors Trust - Class R3
2024	11,095	73.86	to	90.01	928,032	0.00%	to	1.25%	0.48%			18.15%	to	19.64%
2023	10,534	62.52	to	75.24	735,469	0.00%	to	1.25%	0.83%			17.68%	to	19.16%
2022	11,956	53.12	to	63.14	703,534	0.00%	to	1.25%	0.87%			(17.36)%	to	(16.33)%
2021	12,920	64.29	to	75.46	913,119	0.00%	to	1.25%	0.00%	to	0.00%	25.28%	to	26.86%
2020	15,762	51.31	to	59.48	873,050	0.00%	to	1.25%	0.79%	to	0.80%	12.68%	to	14.09%

MassMutual 80/20 Allocation Fund - Class R4
2024	72	19.64	to	19.64	1,413	0.85%	to	0.85%	1.36%			10.82%	to	10.82%
2023	152	17.72	to	17.72	2,685	0.85%	to	0.85%	1.15%			77.20%	to	77.20%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
MassMutual Blue Chip Growth Fund - Class R4 #
2024	2,240	43.72	to	19.26	61,962	0.00%	to	0.50%	—%			33.94%	to	14.78%

MassMutual Blue Chip Growth Fund - Class R5 #
2024	1,810,368	25.08	to	25.08	45,410,328	0.00%	to	0.00%	—%			35.13%	to	35.13%

MassMutual Blue Chip Growth Fund #
2023	2,023,747	32.64	to	16.78	37,565,066	0.00%	to	0.50%	—%			49.28%	to	17.59%
2022	2,293,849	21.87	to	14.27	28,286,679	0.00%	to	0.50%	0.30%			(34.61)%	to	(44.88)%
2021	2,497,865	33.44	to	25.89	46,719,897	0.00%	to	0.50%	0.00%	to	0.00%	62.76%	to	16.55%
2020	2,865,012	28.69	to	15.91	45,574,697	0.00%	to	0.50%	0.00%	to	0.00%	32.37%	to	(26.61)%

MassMutual Core Bond Fund - Class R4 (11) #
2024	8,779	9.70	to	9.72	85,202	0.00%	to	0.50%	3.75%			(6.11)%	to	12.09%
(11) MassMutual Strategic Bond Fund merged into MassMutual Core Bond Fund on September 23, 2024. All activity prior to September 23, 2024, is related to the MassMutual Strategic Bond Fund, while all activity subsequent to September 23, 2024, is related to the MassMutual Core Bond Fund.

MassMutual Core Bond Fund - Class R5 (42) #
2024	331,609	9.78	to	9.78	3,241,651	0.00%	to	0.00%	4.15%			1.15%	to	1.15%
(42) MassMutual Strategic Bond Fund merged into MassMutual Core Bond Fund on September 23, 2024. All activity prior to September 23, 2024, is related to the MassMutual Strategic Bond Fund, while all activity subsequent to September 23, 2024, is related to the MassMutual Core Bond Fund.

MassMutual Strategic Bond Fund #
2023	331,248	10.85	to	8.67	3,198,338	0.00%	to	0.75%	4.17%			6.24%	to	2.12%
2022	336,333	10.21	to	8.49	3,059,614	0.00%	to	0.85%	1.39%			(18.75)%	to	(16.76)%
2021	392,191	12.56	to	10.20	4,220,089	0.00%	to	1.25%	0.67%	to	3.27%	(2.83)%	to	(6.85)%
2020	472,618	12.21	to	10.95	5,169,343	0.00%	to	1.25%	2.52%	to	2.66%	6.89%	to	3.01%

MassMutual Equity Opportunities Fund - Class R5
2024	125,049	18.40	to	18.40	2,301,084	0.00%	to	0.00%	1.08%			9.77%	to	9.77%
2023	127,353	16.76	to	16.76	2,134,982	0.00%	to	0.00%	1.20%			10.69%	to	10.69%
2022	129,844	15.15	to	15.15	1,966,558	0.00%	to	0.00%	1.17%			(4.57)%	to	(4.57)%
2021	138,458	15.87	to	15.87	2,197,462	0.00%	to	0.00%	1.17%	to	1.17%	23.28%	to	23.28%
2020	147,095	12.87	to	12.87	1,893,650	0.00%	to	0.00%	1.30%	to	1.30%	0.00%	to	0.00%

MassMutual Global Fund - Class R5
2024	8,830	18.79	to	18.79	165,941	0.00%	to	0.00%	—%			15.76%	to	15.76%
2023	3,498	16.23	to	16.23	56,792	0.00%	to	0.00%	—%			34.13%	to	34.13%
2022	3,555	12.10	to	12.10	43,026	0.00%	to	0.00%	—%			(32.03)%	to	(32.03)%
2021	3,480	17.81	to	17.81	61,966	0.00%	to	0.00%	0.00%	to	0.00%	15.23%	to	15.23%
2020	7,717	15.45	to	15.45	119,249	0.00%	to	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

MassMutual High Yield Fund - Class R5
2024	174,334	13.65	to	13.65	2,380,124	0.00%	to	0.00%	7.12%			9.52%	to	9.52%
2023	182,081	12.47	to	12.47	2,269,851	0.00%	to	0.00%	6.50%			12.94%	to	12.94%
2022	186,269	11.04	to	11.04	2,056,018	0.00%	to	0.00%	5.85%			(11.11)%	to	(11.11)%
2021	203,025	12.42	to	12.42	2,520,985	0.00%	to	0.00%	5.57%	to	5.57%	7.42%	to	7.42%
2020	224,237	11.56	to	11.56	2,592,123	0.00%	to	0.00%	4.93%	to	4.93%	0.00%	to	0.00%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
MassMutual International Equity Fund - Class R4
2024	394	10.11	to	10.11	3,978	1.25%	to	1.25%	1.59%			(3.76)%	to	(3.76)%
2023	353	10.50	to	10.50	3,711	1.25%	to	1.25%	1.59%			5.04%	to	5.04%

MassMutual Mid Cap Growth Fund - Class R4 #
2024	6,293	26.06	to	13.24	163,570	0.00%	to	0.75%	0.45%			10.13%	to	(7.54)%

MassMutual Mid Cap Growth Fund - Class R5 #
2024	78,903	17.62	to	17.62	1,390,280	0.00%	to	0.00%	0.57%			11.29%	to	11.29%

MassMutual Mid Cap Growth Fund #
2023	94,450	23.67	to	14.32	1,543,632	0.00%	to	0.75%	—%			18.14%	to	10.58%
2022	89,446	20.03	to	12.95	1,231,783	0.00%	to	0.75%	—%			(26.39)%	to	(36.74)%
2021	112,408	27.22	to	20.47	2,027,516	0.00%	to	1.25%	0.00%	to	0.00%	34.59%	to	13.06%
2020	101,116	22.73	to	15.21	1,592,490	0.00%	to	1.25%	0.00%	to	0.00%	24.04%	to	(19.31)%

MassMutual RetireSMART℠ by JPMorgan 2020 Fund - Class R4
2024	17,891	13.88	to	10.76	223,356	0.25%	to	1.25%	2.63%			5.38%	to	6.45%
2023	29,043	13.17	to	14.37	373,332	0.35%	to	1.25%	2.13%			9.57%	to	10.55%
2022	45,949	12.02	to	13.00	576,678	0.35%	to	1.25%	2.20%			(15.57)%	to	(14.81)%
2021	49,636	14.24	to	15.26	735,934	0.35%	to	1.25%	2.94%	to	4.50%	5.72%	to	6.68%
2020	47,041	13.47	to	14.30	654,363	0.35%	to	1.25%	3.54%	to	5.61%	8.40%	to	10.32%

MassMutual RetireSMART℠ by JPMorgan 2025 Fund - Class R4
2024	91,285	15.05	to	17.20	1,418,884	0.00%	to	1.25%	3.70%			6.05%	to	7.39%
2023	87,366	14.19	to	16.02	1,303,963	0.00%	to	1.25%	2.30%			10.84%	to	12.23%
2022	143,564	12.80	to	14.27	1,948,747	0.00%	to	1.25%	2.30%			(16.61)%	to	(15.57)%
2021	149,640	15.35	to	16.90	2,416,243	0.00%	to	1.25%	3.13%	to	4.89%	8.25%	to	9.61%
2020	122,355	14.18	to	15.42	1,802,856	0.00%	to	1.25%	3.10%	to	3.26%	9.57%	to	10.95%

MassMutual RetireSMART℠ by JPMorgan 2030 Fund - Class R4
2024	92,958	16.04	to	10.96	1,327,788	0.25%	to	1.25%	2.48%			7.12%	to	8.21%
2023	101,333	14.98	to	16.34	1,531,753	0.35%	to	1.25%	2.52%			12.48%	to	13.50%
2022	113,984	13.32	to	14.40	1,584,312	0.35%	to	1.25%	2.05%			(17.07)%	to	(16.32)%
2021	116,377	16.06	to	17.21	1,940,833	0.35%	to	1.25%	2.85%	to	2.93%	10.26%	to	11.25%
2020	135,358	14.56	to	15.47	2,044,881	0.35%	to	1.25%	1.53%	to	2.94%	10.03%	to	11.98%

MassMutual RetireSMART℠ by JPMorgan 2035 Fund - Class R4
2024	121,046	17.07	to	19.51	2,213,653	0.00%	to	1.25%	2.84%			8.50%	to	9.88%
2023	99,968	15.73	to	17.76	1,667,905	0.00%	to	1.25%	1.81%			14.77%	to	16.21%
2022	115,890	13.70	to	15.28	1,687,551	0.00%	to	1.25%	1.93%			(18.01)%	to	(16.98)%
2021	97,925	16.71	to	18.40	1,715,388	0.00%	to	1.25%	3.05%	to	3.10%	12.61%	to	14.03%
2020	98,061	14.84	to	16.14	1,512,957	0.00%	to	1.25%	2.01%	to	2.25%	10.65%	to	12.04%

MassMutual RetireSMART℠ by JPMorgan 2040 Fund - Class R4
2024	208,502	17.89	to	11.25	3,111,433	0.25%	to	1.25%	2.30%			9.71%	to	10.82%
2023	167,823	16.31	to	17.79	2,816,019	0.35%	to	1.25%	2.10%			16.11%	to	17.15%
2022	169,674	14.04	to	15.19	2,504,939	0.35%	to	1.25%	1.66%			(18.15)%	to	(17.41)%
2021	159,686	17.16	to	18.39	2,863,342	0.35%	to	1.25%	2.97%	to	3.61%	14.46%	to	15.49%
2020	155,558	14.99	to	15.92	2,432,016	0.35%	to	1.25%	1.79%	to	1.92%	10.86%	to	12.82%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
MassMutual RetireSMART℠ by JPMorgan 2045 Fund - Class R4
2024	97,956	18.62	to	21.29	1,840,648	0.00%	to	1.25%	2.90%			10.65%	to	12.04%
2023	68,008	16.83	to	19.00	1,209,936	0.00%	to	1.25%	1.13%			17.01%	to	18.48%
2022	84,491	14.38	to	16.03	1,277,612	0.00%	to	1.25%	1.47%			(18.37)%	to	(17.34)%
2021	79,220	17.62	to	19.40	1,457,271	0.00%	to	1.25%	3.29%	to	3.36%	16.22%	to	17.68%
2020	82,274	15.16	to	16.48	1,293,701	0.00%	to	1.25%	1.53%	to	1.69%	11.09%	to	12.48%
MassMutual RetireSMART℠ by JPMorgan 2050 Fund - Class R4
2024	47,631	18.94	to	11.40	745,092	0.25%	to	1.25%	2.21%			10.95%	to	12.07%
2023	35,932	17.07	to	18.63	638,439	0.35%	to	1.25%	1.26%			17.37%	to	18.43%
2022	50,134	14.55	to	15.73	762,658	0.35%	to	1.25%	1.53%			(18.41)%	to	(17.67)%
2021	50,868	17.83	to	19.11	942,403	0.35%	to	1.25%	2.99%	to	3.25%	16.19%	to	17.24%
2020	46,333	15.34	to	16.30	732,155	0.35%	to	1.25%	1.54%	to	1.86%	11.08%	to	13.04%

MassMutual RetireSMART℠ by JPMorgan 2055 Fund - Class R4
2024	28,808	19.00	to	11.38	502,562	0.25%	to	1.25%	2.70%			10.92%	to	12.04%
2023	20,546	17.13	to	18.69	367,818	0.35%	to	1.25%	0.82%			17.41%	to	18.47%
2022	33,565	14.59	to	15.78	513,922	0.35%	to	1.25%	1.58%			(18.42)%	to	(17.68)%
2021	28,934	17.88	to	19.17	540,537	0.35%	to	1.25%	2.90%	to	3.52%	16.15%	to	17.19%
2020	24,914	15.40	to	16.36	395,947	0.35%	to	1.25%	1.10%	to	1.67%	11.11%	to	13.07%

MassMutual RetireSMART℠ by JPMorgan in Retirement Fund - Class R4
2024	24,377	12.92	to	14.77	347,938	0.00%	to	1.25%	5.33%			5.39%	to	6.72%
2023	24,310	12.26	to	13.84	330,764	0.00%	to	1.25%	2.71%			9.57%	to	10.94%
2022	26,217	11.19	to	12.48	320,800	0.00%	to	1.25%	3.76%			(15.56)%	to	(14.50)%
2021	33,756	13.25	to	14.59	486,138	0.00%	to	1.25%	0.80%	to	2.93%	5.54%	to	6.86%
2020	36,451	12.56	to	13.66	491,152	0.00%	to	1.25%	2.47%	to	3.02%	8.13%	to	9.49%

MassMutual RetireSMART℠ by JPMorgan 2060 Fund - Class R4
2024	10,922	17.52	to	11.40	158,059	0.25%	to	1.25%	2.75%			11.03%	to	13.98%
2023	5,625	15.78	to	16.79	93,626	0.35%	to	1.25%	1.85%			17.28%	to	18.34%
2022	4,152	13.46	to	14.19	58,477	0.35%	to	1.25%	1.81%			(19.96)%	to	(17.65)%
2021	2,750	16.81	to	17.23	47,231	0.00%	to	0.00%	3.41%	to	5.86%	16.50%	to	17.08%
2020	1,912	14.43	to	14.71	28,113	0.35%	to	0.85%	1.60%	to	2.30%	0.00%	to	0.00%

MassMutual Select T. Rowe Price Retirement 2015 Fund - Class M3 (23)
2024	4	12.79	to	12.79	49	1.25%	to	1.25%	3.03%			6.88%	to	6.88%
(23) The Sub-Account commenced operations on August 13, 2024.

MassMutual Select T. Rowe Price Retirement 2020 Fund - Class M3
2024	13,198	13.24	to	13.24	174,714	1.05%	to	1.05%	3.36%			7.47%	to	7.47%
2023	12,498	12.32	to	12.32	153,936	1.05%	to	1.05%	1.56%			11.77%	to	11.77%
2022	11,430	11.02	to	11.02	125,956	1.05%	to	1.05%	2.90%			10.20%	to	10.20%

MassMutual Select T. Rowe Price Retirement 2025 Fund - Class M3
2024	461	14.15	to	14.15	6,517	0.50%	to	0.50%	5.28%			8.62%	to	8.62%
2023	257	13.02	to	13.02	3,349	0.50%	to	0.50%	1.56%			13.36%	to	13.36%
2022	120	11.49	to	11.49	1,384	0.50%	to	0.50%	5.59%			(16.57)%	to	(16.57)%
2021	32	13.77	to	13.77	441	0.50%	to	0.50%	2.70%			1.15%	to	1.15%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
MassMutual Select T. Rowe Price Retirement 2030 Fund - Class M3
2024	31,366	13.93	to	14.66	438,521	0.50%	to	1.25%	3.11%			8.83%	to	9.65%
2023	23,170	12.80	to	13.37	297,762	0.50%	to	1.25%	11.96%			14.27%	to	15.13%
2022	493	11.20	to	11.61	5,710	0.50%	to	1.25%	2.04%			(20.79)%	to	(17.89)%
2021	224	14.15	to	14.15	3,168	0.50%	to	0.50%	4.38%	to	4.38%	12.18%	to	12.18%
2020	133	12.61	to	12.61	1,679	0.50%	to	0.50%	2.45%	to	2.45%	14.57%	to	14.57%

MassMutual Select T. Rowe Price Retirement 2035 Fund - Class M3
2024	17,816	14.46	to	15.21	259,372	0.50%	to	1.25%	3.00%			9.89%	to	10.72%
2023	16,693	13.16	to	13.74	220,697	0.50%	to	1.25%	2.13%			16.11%	to	16.98%
2022	1,823	11.33	to	11.75	21,295	0.50%	to	1.25%	1.41%			(19.46)%	to	(18.85)%
2021	1,230	14.07	to	14.47	17,804	0.50%	to	1.25%	0.00%	to	3.31%	12.89%	to	13.74%
2020	4,514	12.46	to	12.73	56,525	0.50%	to	1.25%	1.10%	to	1.21%	14.75%	to	15.61%

MassMutual Select T. Rowe Price Retirement 2040 Fund - Class M3
2024	10,792	14.95	to	15.74	162,513	0.50%	to	1.25%	2.93%			11.15%	to	11.99%
2023	9,762	13.45	to	14.05	131,875	0.50%	to	1.25%	1.58%			17.52%	to	18.40%
2022	2,585	11.45	to	11.87	29,780	0.50%	to	1.25%	0.87%			(20.86)%	to	(19.66)%
2021	346	14.47	to	14.77	5,090	0.50%	to	1.05%	3.15%	to	3.53%	14.43%	to	16.84%
2020	45	12.64	to	12.64	570	1.05%	to	1.05%	0.14%	to	0.14%	15.97%	to	15.97%

MassMutual Select T. Rowe Price Retirement 2045 Fund - Class M3
2024	1,124	15.31	to	15.52	17,223	1.05%	to	1.25%	2.97%			11.89%	to	12.11%
2023	768	13.68	to	13.68	10,511	1.25%	to	1.25%	1.33%			18.41%	to	18.41%
2022	546	11.56	to	11.56	6,305	1.25%	to	1.25%	0.54%			15.56%	to	15.56%

MassMutual Select T. Rowe Price Retirement 2050 Fund - Class M3
2024	9,222	15.38	to	16.19	141,914	0.50%	to	1.25%	2.60%			12.11%	to	12.96%
2023	8,915	13.72	to	14.33	122,353	0.50%	to	1.25%	1.22%			18.70%	to	19.59%
2022	5,262	11.56	to	11.98	60,994	0.50%	to	1.25%	0.92%			(20.59)%	to	(19.99)%
2021	217	14.56	to	14.98	3,249	0.50%	to	1.25%	5.26%	to	13.88%	12.76%	to	16.02%
2020	132	12.91	to	12.91	1,698	0.50%	to	0.50%	1.55%	to	1.55%	17.10%	to	18.69%

MassMutual Select T. Rowe Price Retirement 2055 Fund - Class M3
2024	2,784	15.38	to	16.18	42,859	0.50%	to	1.25%	2.79%			12.23%	to	13.08%
2023	—	—	to	—	—	0.00%	to	0.00%	—%			0.00%	to	0.00%
2022	—	—	to	—	—	0.00%	to	0.00%	—%			0.00%	to	0.00%
2021	—	—	to	—	—	0.00%	to	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
2020	—	—	to	—	—	0.00%	to	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

MassMutual Select T. Rowe Price Retirement 2060 Fund - Class M3
2024	3,624	15.38	to	15.38	55,727	1.25%	to	1.25%	3.33%			12.22%	to	12.22%
2023	1,742	13.70	to	13.70	23,875	1.25%	to	1.25%	1.84%			18.75%	to	18.75%
2022	759	11.54	to	11.54	8,759	1.25%	to	1.25%	0.87%			(20.70)%	to	(20.70)%
2021	334	14.55	to	14.55	4,862	0.85%	to	1.25%	0.01%	to	6.20%	13.88%	to	15.63%
2020	499	12.78	to	12.78	6,373	0.85%	to	0.85%	2.09%	to	2.09%	17.55%	to	17.55%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
MassMutual Small Cap Growth Equity Fund - Class R4
2024	85,778	12.64	to	28.51	2,421,429	0.00%	to	1.25%	—%			13.47%	to	14.90%
2023	94,716	11.14	to	24.81	2,329,332	0.00%	to	1.25%	—%			(44.59)%	to	16.45%
2022	105,428	20.11	to	21.31	2,246,404	0.00%	to	0.85%	—%			95.27%	to	(26.21)%
2021	114,557	10.30	to	28.88	3,308,161	0.00%	to	0.00%	0.00%	to	0.00%	(24.60)%	to	(24.60)%
2020	125,798	13.66	to	13.66	3,298,004	0.00%	to	0.00%	0.00%	to	0.00%	13.55%	to	50.44%

MassMutual Small Cap Opportunities Fund - Class R4
2024	20,532	24.50	to	16.57	403,184	0.00%	to	0.35%	0.25%			12.06%	to	3.24%

MassMutual Small Cap Opportunities Fund - Class R5
2024	28,055	23.28	to	23.28	653,094	0.00%	to	0.00%	0.64%			12.84%	to	12.84%

MassMutual Small Cap Opportunities Fund
2023	43,730	20.70	to	20.63	844,271	0.00%	to	1.05%	0.12%			16.32%	to	43.77%
2022	44,075	17.80	to	14.35	736,716	0.00%	to	1.05%	0.62%			(20.31)%	to	(16.96)%
2021	48,076	22.33	to	17.28	961,170	0.00%	to	1.05%	0.00%	to	0.00%	20.63%	to	10.06%
2020	49,148	17.78	to	15.70	829,488	0.00%	to	1.05%	0.33%	to	0.33%	18.58%	to	10.72%
MassMutual Strategic Emerging Markets Fund - Class R4
2024	1,125	12.00	to	9.74	13,256	0.00%	to	1.25%	—%			(2.85)%	to	(1.62)%
2023	978	12.35	to	9.90	11,994	0.00%	to	1.25%	—%			8.28%	to	9.63%
2022	879	11.41	to	9.03	9,864	0.00%	to	1.25%	—%			(26.66)%	to	(25.74)%
2021	690	15.55	to	12.16	10,723	0.00%	to	1.25%	0.43%	to	0.66%	(9.45)%	to	(29.20)%
2020	628	17.18	to	17.18	10,783	1.25%	to	1.25%	0.00%	to	0.00%	15.51%	to	15.51%

MassMutual Total Return Bond Fund - Class R4
2024	3,875	9.99	to	9.99	38,709	1.05%	to	1.05%	3.50%			(0.76)%	to	(0.76)%
2023	15,063	10.07	to	10.61	158,565	0.50%	to	1.05%	3.54%			5.97%	to	4.73%
2022	16,027	9.50	to	10.13	161,270	0.50%	to	1.25%	1.84%			(5.96)%	to	(15.07)%
2021	19,853	10.10	to	11.93	235,450	0.50%	to	1.25%	0.00%	to	1.24%	(17.02)%	to	(2.70)%
2020	25,306	11.58	to	12.17	306,916	0.50%	to	1.25%	1.59%	to	1.69%	7.34%	to	8.15%

MFS® Core Equity Fund - Class A
2024	74,100	42.58	to	33.87	2,531,435	0.35%	to	1.25%	0.52%			18.57%	to	19.65%

MFS® Core Equity Fund - Class R3
2024	659	63.41	to	68.54	41,796	0.75%	to	1.25%	0.53%			18.58%	to	19.18%

MFS® Core Equity Fund
2023	79,403	53.47	to	28.31	2,280,712	0.35%	to	1.25%	0.65%			21.35%	to	22.43%
2022	95,233	44.07	to	23.12	2,237,446	0.35%	to	1.25%	0.34%			(23.20)%	to	(17.48)%
2021	101,904	57.38	to	28.02	2,908,965	0.35%	to	1.25%	0.00%	to	0.16%	83.94%	to	24.64%
2020	126,034	29.30	to	22.48	2,910,337	0.35%	to	1.25%	0.41%	to	0.44%	18.14%	to	17.08%

MFS® Emerging Markets Debt Fund - Class R3
2024	6,492	15.10	to	10.76	93,682	0.25%	to	1.25%	6.53%			5.55%	to	6.61%
2023	6,945	14.30	to	16.20	106,931	0.35%	to	1.25%	5.84%			8.73%	to	9.71%
2022	7,005	13.16	to	14.77	98,393	0.35%	to	1.25%	5.84%			(8.83)%	to	(15.35)%
2021	14,761	14.43	to	17.44	242,463	0.00%	to	1.25%	0.00%	to	3.93%	(6.42)%	to	(3.86)%
2020	16,046	15.42	to	16.31	273,296	0.00%	to	1.25%	0.00%	to	4.05%	(7.90)%	to	6.45%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
MFS® Government Securities Fund - Class R3
2024	310,892	10.84	to	13.35	3,965,971	0.00%	to	1.25%	3.70%			(0.93)%	to	0.33%
2023	317,379	10.94	to	13.31	4,036,677	0.00%	to	1.25%	3.06%			26.07%	to	24.86%
2022	325,161	8.68	to	10.66	3,972,583	0.00%	to	1.25%	1.47%			(13.63)%	to	(27.01)%
2021	344,679	10.05	to	14.60	4,825,130	0.00%	to	1.25%	0.00%	to	0.00%	(3.40)%	to	(3.18)%
2020	321,375	10.38	to	12.74	4,602,322	0.00%	to	1.25%	1.45%	to	1.83%	4.43%	to	5.03%

MFS® Growth Fund - Class R3
2024	16,982	55.50	to	61.41	996,608	0.50%	to	1.25%	—%			29.70%	to	30.68%
2023	21,196	42.79	to	46.99	951,286	0.50%	to	1.25%	—%			34.11%	to	35.11%
2022	20,200	31.91	to	34.78	679,136	0.50%	to	1.25%	—%			(32.18)%	to	(31.67)%
2021	18,634	47.04	to	50.90	919,339	0.50%	to	1.25%	0.00%	to	0.00%	21.80%	to	22.72%
2020	17,319	38.62	to	41.48	698,623	0.50%	to	1.25%	0.00%	to	0.00%	29.66%	to	32.32%

MFS® High Income Fund - Class A
2024	28,568	27.28	to	14.13	497,823	0.35%	to	1.25%	6.06%			5.25%	to	6.21%
2023	30,644	25.92	to	13.30	514,208	0.35%	to	1.25%	5.83%			10.79%	to	11.79%
2022	40,581	23.40	to	11.90	605,028	0.35%	to	1.25%	5.00%			(21.61)%	to	(10.88)%
2021	41,622	29.85	to	13.35	691,628	0.35%	to	1.25%	0.00%	to	4.30%	2.84%	to	1.92%
2020	52,024	25.99	to	12.98	854,238	0.35%	to	1.25%	4.61%	to	4.70%	4.06%	to	3.13%

MFS® High Yield Portfolio - Initial Class
2024	773	15.10	to	15.10	11,670	0.70%	to	0.70%	7.57%			6.17%	to	6.17%
2023	439	14.23	to	14.23	6,249	0.70%	to	0.70%	6.14%			11.63%	to	11.63%
2022	767	12.74	to	12.74	9,772	0.70%	to	0.70%	4.41%			(11.14)%	to	(11.14)%
2021	1,731	14.34	to	14.34	24,824	0.70%	to	0.70%	2.39%	to	2.39%	2.76%	to	2.76%
2020	8,465	13.96	to	13.96	118,129	0.70%	to	0.70%	4.30%	to	4.30%	4.35%	to	4.35%

MFS® International Growth Fund - Class R3
2024	11,961	23.98	to	26.80	293,845	0.50%	to	1.25%	1.34%			7.47%	to	8.29%
2023	10,115	22.31	to	24.75	231,412	0.50%	to	1.25%	1.03%			13.12%	to	13.97%
2022	12,508	19.72	to	21.72	256,767	0.50%	to	1.25%	0.83%			(16.38)%	to	(15.75)%
2021	12,804	23.59	to	25.78	312,846	0.50%	to	1.25%	0.00%	to	1.04%	7.87%	to	8.68%
2020	11,486	21.87	to	23.72	258,287	0.50%	to	1.25%	0.57%	to	0.79%	14.02%	to	14.88%

MFS® International Intrinsic Value Fund - Class R3
2024	339,100	44.52	to	54.26	18,134,866	0.00%	to	1.25%	1.66%			5.85%	to	7.19%
2023	372,646	42.06	to	50.62	18,603,504	0.00%	to	1.25%	1.63%			16.14%	to	17.60%
2022	416,226	36.22	to	43.05	17,718,433	0.00%	to	1.25%	0.72%			(24.23)%	to	(23.28)%
2021	437,828	47.80	to	56.11	24,380,779	0.00%	to	1.25%	0.00%	to	0.73%	2.36%	to	8.94%
2020	481,412	43.88	to	51.29	24,358,394	0.00%	to	1.25%	0.42%	to	0.43%	13.88%	to	18.66%

MFS® International New Discovery Fund - Class A
2024	7,983	33.23	to	28.58	300,320	0.00%	to	1.25%	1.95%			(0.61)%	to	(6.30)%
2023	9,437	33.44	to	30.50	354,825	0.00%	to	1.25%	1.71%			11.38%	to	8.39%
2022	9,529	30.02	to	28.14	320,388	0.00%	to	1.25%	0.47%			(31.58)%	to	(23.16)%
2021	9,589	43.88	to	36.62	399,898	0.00%	to	1.25%	0.00%	to	0.93%	3.37%	to	(0.27)%
2020	9,433	36.72	to	36.22	377,740	0.00%	to	1.25%	0.09%	to	0.10%	8.34%	to	5.58%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
MFS® Massachusetts Investors Growth Stock Portfolio - Initial Class
2024	1,802	31.30	to	31.30	56,423	0.70%	to	0.70%	0.35%			15.45%	to	15.45%
2023	48,234	49.75	to	47.70	2,389,595	0.00%	to	1.25%	0.44%			22.54%	to	24.08%
2022	49,719	40.60	to	38.44	1,993,903	0.00%	to	1.25%	0.28%			(33.30)%	to	(19.24)%
2021	76,329	60.86	to	47.60	4,013,637	0.00%	to	1.25%	0.00%	to	0.16%	26.20%	to	24.63%
2020	96,310	40.84	to	37.71	3,970,884	0.00%	to	1.25%	0.15%	to	0.21%	22.43%	to	20.91%

MFS® Mid Cap Growth Fund - Class A
2024	15,844	34.43	to	30.72	575,208	0.35%	to	1.25%	—%			12.98%	to	14.01%
2023	16,150	30.47	to	26.95	517,999	0.35%	to	1.25%	—%			19.50%	to	20.57%
2022	18,705	25.50	to	22.35	497,090	0.35%	to	1.25%	—%			(39.19)%	to	(28.77)%
2021	23,223	41.94	to	31.38	863,739	0.35%	to	1.25%	0.00%	to	0.00%	13.34%	to	12.33%
2020	24,860	32.16	to	27.68	814,669	0.35%	to	1.25%	0.00%	to	0.00%	34.86%	to	33.65%

MFS® New Discovery Fund - Class R3
2024	139,826	25.75	to	30.63	4,270,123	0.00%	to	1.25%	—%			4.74%	to	6.06%
2023	123,010	24.58	to	28.88	3,542,291	0.00%	to	1.25%	—%			12.55%	to	13.97%
2022	139,331	21.84	to	25.34	3,518,634	0.00%	to	1.25%	—%			(30.68)%	to	(29.81)%
2021	152,952	31.51	to	36.10	5,502,990	0.00%	to	1.25%	0.00%	to	0.00%	0.01%	to	1.26%
2020	171,041	31.51	to	35.65	6,081,014	0.00%	to	1.25%	0.00%	to	0.00%	42.85%	to	44.64%

MFS® Research International Fund - Class R3
2024	202,883	13.12	to	16.16	2,847,732	0.00%	to	1.25%	1.73%			1.54%	to	2.83%
2023	199,536	12.92	to	14.88	2,785,489	0.35%	to	1.25%	1.48%			11.70%	to	12.71%
2022	216,258	11.57	to	13.20	2,693,028	0.35%	to	1.25%	1.41%			(18.55)%	to	(17.81)%
2021	213,284	14.20	to	16.06	3,245,681	0.35%	to	1.25%	0.00%	to	1.11%	10.23%	to	11.23%
2020	213,992	12.89	to	14.44	2,939,724	0.35%	to	1.25%	0.81%	to	0.85%	11.51%	to	12.51%

MFS® Technology Fund - Class R3
2024	2,167	158.82	to	183.12	377,657	0.35%	to	1.25%	—%			34.77%	to	35.99%
2023	2,094	117.85	to	134.66	268,409	0.35%	to	1.25%	—%			51.98%	to	53.35%
2022	2,000	77.54	to	87.81	165,856	0.35%	to	1.25%	—%			(36.99)%	to	(35.19)%
2021	1,973	123.07	to	135.49	258,095	0.50%	to	1.25%	0.00%	to	0.00%	11.96%	to	12.80%
2020	2,646	109.93	to	120.11	309,189	0.50%	to	1.25%	0.00%	to	0.00%	44.23%	to	45.32%

MFS® Total Return Bond Fund - Class R3
2024	50,784	14.77	to	17.46	744,657	0.00%	to	1.25%	4.08%			0.92%	to	2.20%
2023	48,827	14.63	to	17.08	717,703	0.00%	to	1.25%	3.90%			5.63%	to	6.95%
2022	55,410	13.85	to	15.97	820,275	0.00%	to	1.25%	2.65%			(15.12)%	to	(14.05)%
2021	62,912	16.32	to	18.58	1,104,267	0.00%	to	1.25%	1.86%	to	1.89%	(2.39)%	to	(1.16)%
2020	132,592	16.72	to	18.80	2,356,688	0.00%	to	1.25%	2.47%	to	2.48%	7.24%	to	8.58%

MFS® Total Return Fund - Class R3
2024	170,980	24.89	to	26.76	3,248,722	0.00%	to	1.25%	2.35%			6.26%	to	7.60%
2023	106,235	23.42	to	24.87	2,500,255	0.00%	to	1.25%	2.40%			8.93%	to	10.29%
2022	108,040	21.50	to	22.55	2,303,650	0.00%	to	1.25%	1.78%			(10.78)%	to	(14.76)%
2021	106,160	24.10	to	26.45	2,514,306	0.00%	to	1.25%	0.00%	to	0.00%	12.54%	to	13.96%
2020	107,816	21.41	to	21.90	2,259,431	0.00%	to	1.25%	1.81%	to	1.91%	8.33%	to	9.69%

MFS® Utilities Fund - Class A #
2024	74,747	61.84	to	18.23	1,807,552	0.35%	to	1.25%	2.12%			10.01%	to	11.01%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
MFS® Utilities Fund - Class R3 #
2024	72,014	32.64	to	29.69	2,160,482	0.00%	to	1.25%	2.09%			9.96%	to	11.35%

MFS® Utilities Fund #
2023	162,281	56.22	to	26.67	3,921,762	0.00%	to	1.25%	2.14%			(3.47)%	to	(2.22)%
2022	177,253	58.24	to	27.27	4,394,275	0.00%	to	1.25%	1.80%			(11.96)%	to	0.44%
2021	179,156	66.14	to	27.15	4,387,415	0.00%	to	1.25%	0.00%	to	1.27%	113.05%	to	13.86%
2020	186,571	27.56	to	23.85	4,006,530	0.00%	to	1.25%	1.81%	to	1.87%	6.02%	to	4.70%

MFS® Value Fund - Class A #
2024	136,671	45.91	to	61.11	6,538,630	0.00%	to	1.25%	1.51%			10.25%	to	11.64%

MFS® Value Fund - Class R3 #
2024	159,252	28.57	to	35.63	5,220,658	0.00%	to	1.25%	1.51%			10.24%	to	11.64%
MFS® Value Fund #
2023	333,122	25.92	to	31.91	11,769,798	0.00%	to	1.25%	1.54%			(33.68)%	to	(37.10)%
2022	378,663	39.08	to	50.73	12,482,646	0.00%	to	1.25%	1.58%			24.04%	to	(6.13)%
2021	462,837	31.51	to	54.05	16,056,922	0.00%	to	1.25%	0.00%	to	0.00%	(27.08)%	to	23.53%
2020	500,123	34.13	to	43.21	13,938,509	0.00%	to	1.25%	1.09%	to	1.49%	2.37%	to	77.81%

MFS® VIT Utilities Series - Initial Class
2024	2,394	36.53	to	36.53	87,457	0.70%	to	0.70%	2.34%			10.88%	to	10.88%
2023	2,526	32.95	to	32.95	83,223	0.70%	to	0.70%	2.97%			(2.79)%	to	(2.79)%
2022	3,747	33.90	to	33.90	126,989	0.70%	to	0.70%	2.54%			0.05%	to	0.05%
2021	3,214	33.88	to	33.88	108,880	0.45%	to	0.70%	1.77%	to	13.35%	13.30%	to	17.70%
2020	3,379	29.90	to	29.90	101,047	0.70%	to	0.70%	1.68%	to	1.68%	5.16%	to	5.16%

MM S&P 500® Index Fund - Class R4
2024	32,248	31.30	to	33.90	1,049,731	0.50%	to	1.25%	0.94%			22.60%	to	23.52%
2023	29,378	25.53	to	27.44	774,364	0.50%	to	1.25%	0.76%			23.93%	to	24.86%
2022	76,469	20.60	to	21.98	1,657,948	0.50%	to	1.25%	1.13%			(19.61)%	to	(19.01)%
2021	60,066	25.63	to	27.14	1,598,223	0.50%	to	1.25%	0.00%	to	0.23%	26.33%	to	27.28%
2020	145,428	20.29	to	21.32	3,080,308	0.50%	to	1.25%	1.58%	to	1.61%	16.35%	to	17.23%

MSIF Global Opportunity Portfolio - Class A
2024	6,058	30.43	to	32.60	189,759	0.50%	to	1.25%	—%			25.50%	to	26.45%
2023	8,215	24.25	to	25.78	203,373	0.50%	to	1.25%	—%			47.44%	to	48.55%
2022	8,700	16.45	to	17.36	146,234	0.50%	to	1.25%	—%			(42.46)%	to	(42.03)%
2021	6,388	28.58	to	29.94	186,880	0.50%	to	1.25%	0.00%	to	0.00%	(1.30)%	to	(0.55)%
2020	6,910	28.96	to	30.11	204,194	0.50%	to	1.25%	0.00%	to	0.00%	53.11%	to	54.26%

Neuberger Berman Sustainable Equity Fund - Class A #
2024	32,145	48.27	to	55.17	1,698,333	0.35%	to	1.25%	—%			26.35%	to	27.50%

Neuberger Berman Sustainable Equity Fund - Trust Class #
2024	4,604	48.02	to	93.95	345,860	0.00%	to	1.25%	—%			26.34%	to	27.93%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
Neuberger Berman Sustainable Equity Fund #
2023	37,192	38.01	to	73.44	1,640,031	0.00%	to	1.25%	0.14%			24.33%	to	110.24%
2022	39,567	30.57	to	34.93	1,387,430	0.00%	to	1.25%	—%			(19.33)%	to	(51.09)%
2021	45,637	37.90	to	71.42	1,976,051	0.00%	to	1.25%	0.26%	to	0.27%	(18.49)%	to	20.99%
2020	52,283	31.32	to	57.98	1,882,663	0.00%	to	1.25%	0.42%	to	0.42%	17.67%	to	19.21%

NexPoint Merger Arbitrage Fund - Class A
2024	4,102	11.07	to	19.34	45,227	0.00%	to	1.25%	4.85%			4.33%	to	0.68%
2023	3,521	10.61	to	19.21	37,685	0.00%	to	1.25%	4.91%			2.45%	to	(1.13)%
2022	2,926	10.36	to	19.43	30,531	0.00%	to	1.25%	4.69%			1.04%	to	(2.51)%
2021	7,165	10.25	to	19.93	73,737	0.00%	to	1.25%	0.00%	to	1.21%	2.83%	to	99.87%

North Square Spectrum Alpha Fund - Class A
2024	4,061	19.04	to	20.24	78,328	0.65%	to	1.25%	—%			13.63%	to	14.31%
2023	3,900	16.76	to	17.71	66,121	0.65%	to	1.25%	—%			23.16%	to	23.90%
2022	5,581	13.61	to	14.29	76,740	0.65%	to	1.25%	—%			(27.94)%	to	(27.51)%
2021	9,574	18.88	to	19.72	183,550	0.50%	to	1.25%	0.00%	to	0.00%	8.76%	to	10.61%
2020	15,742	17.36	to	18.02	279,655	0.65%	to	1.25%	0.00%	to	0.00%	28.30%	to	29.07%

Nuveen Bond Index Fund - Retirement Class (46)
2024	49,066	10.02	to	11.26	542,547	0.35%	to	1.25%	3.16%			(0.19)%	to	0.71%
2023	21,226	10.03	to	11.18	231,364	0.35%	to	1.25%	2.73%			4.17%	to	5.11%
2022	19,731	9.63	to	10.63	204,112	0.35%	to	1.25%	2.11%			(14.61)%	to	(13.84)%
2021	39,578	11.28	to	12.34	473,848	0.35%	to	1.25%	0.18%	to	1.61%	(3.27)%	to	(1.07)%
2020	36,438	11.66	to	12.47	446,387	0.50%	to	1.25%	1.92%	to	1.95%	5.99%	to	6.79%
(46) Formerly, TIAA-CREF Bond Index Fund. Name changed to Nuveen Bond Index Fund effective May 1, 2024.

Nuveen Equity Index Fund - Retirement Class (47)
2024	130,392	45.27	to	53.24	6,795,252	0.00%	to	1.25%	1.10%			21.88%	to	23.42%
2023	137,383	37.15	to	43.14	5,810,626	0.00%	to	1.25%	1.32%			24.04%	to	25.59%
2022	143,427	29.95	to	34.35	4,833,312	0.00%	to	1.25%	1.22%			(20.37)%	to	(19.37)%
2021	135,710	37.61	to	42.60	5,686,839	0.00%	to	1.25%	0.00%	to	1.03%	23.72%	to	25.27%
2020	146,256	30.40	to	34.00	4,870,357	0.00%	to	1.25%	1.40%	to	1.54%	19.07%	to	20.57%
(47) Formerly, TIAA-CREF Equity Index Fund. Name changed to Nuveen Equity Index Fund effective May 1, 2024.

Nuveen International Value Fund - Class A
2024	5,025	12.79	to	14.20	67,561	0.50%	to	1.25%	1.39%			3.03%	to	3.81%
2023	11,106	12.42	to	13.68	142,804	0.50%	to	1.25%	1.80%			18.82%	to	19.71%
2022	10,990	10.45	to	11.42	118,632	0.50%	to	1.25%	4.75%			(10.28)%	to	(9.60)%
2021	10,443	11.65	to	12.64	125,197	0.50%	to	1.25%	4.32%	to	5.11%	10.70%	to	11.53%
2020	9,492	10.52	to	11.33	102,289	0.50%	to	1.25%	2.40%	to	2.64%	2.37%	to	3.14%

Nuveen Large Cap Growth Index Fund - Retirement Class (45)
2024	59,951	65.07	to	76.52	4,523,428	0.00%	to	1.25%	0.39%			31.29%	to	32.95%
2023	72,065	49.56	to	57.55	4,104,516	0.00%	to	1.25%	0.58%			40.53%	to	42.29%
2022	85,394	35.27	to	40.45	3,423,243	0.00%	to	1.25%	0.59%			(30.23)%	to	(29.36)%
2021	89,097	50.55	to	57.26	5,013,687	0.00%	to	1.25%	0.61%	to	0.62%	25.63%	to	27.21%
2020	95,604	40.24	to	45.01	4,224,733	0.00%	to	1.25%	0.55%	to	0.62%	36.35%	to	38.07%
(45) Formerly, TIAA-CREF Large Cap Growth Index Fund. Name changed to Nuveen Large Cap Growth Index Fund effective May 1, 2024.

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
Nuveen Large Cap Value Index Fund - Retirement Class (44)
2024	108,886	31.50	to	37.04	3,992,889	0.00%	to	1.25%	1.70%			12.60%	to	14.02%
2023	115,828	27.97	to	32.48	3,731,344	0.00%	to	1.25%	2.04%			9.77%	to	11.15%
2022	116,179	25.48	to	29.22	3,367,962	0.00%	to	1.25%	1.81%			(8.89)%	to	(7.74)%
2021	136,535	27.97	to	31.68	4,274,177	0.00%	to	1.25%	1.59%	to	1.66%	23.21%	to	24.75%
2020	140,736	22.70	to	25.39	3,532,610	0.00%	to	1.25%	2.34%	to	2.43%	1.34%	to	2.62%
(44) Formerly, TIAA-CREF Large Cap Value Index Fund. Name changed to Nuveen Large Cap Value Index Fund effective May 1, 2024.

Nuveen Mid Cap Growth Opportunities Fund - Class A
2024	2,854	38.69	to	43.24	114,536	0.50%	to	1.25%	—%			11.98%	to	12.82%
2023	2,565	34.55	to	38.33	92,156	0.50%	to	1.25%	—%			18.45%	to	19.34%
2022	2,416	29.17	to	32.11	73,398	0.50%	to	1.25%	—%			(31.15)%	to	(30.63)%
2021	3,419	42.36	to	46.30	148,444	0.00%	to	1.25%	0.00%	to	0.00%	3.02%	to	11.93%
2020	2,940	41.12	to	43.88	121,833	0.65%	to	1.25%	0.00%	to	0.00%	44.14%	to	45.01%

Nuveen Small Cap Select Fund - Class A
2024	919	38.02	to	40.94	21,809	0.75%	to	1.25%	0.01%			15.20%	to	15.78%
2023	857	33.00	to	35.37	17,380	0.75%	to	1.25%	—%			15.85%	to	16.42%
2022	685	28.49	to	30.38	19,851	0.75%	to	1.25%	0.13%			(20.96)%	to	(20.57)%
2021	657	36.04	to	38.24	24,050	0.65%	to	1.25%	0.00%	to	0.00%	22.79%	to	24.88%
2020	567	29.35	to	30.99	16,844	0.75%	to	1.25%	0.02%	to	0.02%	16.87%	to	17.46%

PGIM Jennison Focused Growth Fund - Class A
2024	15,468	12.18	to	12.54	189,606	0.50%	to	1.25%	—%			29.89%	to	30.87%
2023	21,281	9.38	to	9.58	200,478	0.50%	to	1.25%	—%			50.41%	to	51.53%
2022	31,420	6.24	to	6.32	197,186	0.50%	to	1.25%	0.00%	to	0.00%	(41.47)%	to	(41.02)%
2021	27,345	10.66	to	10.72	292,101	0.50%	to	1.25%	0.00%	to	0.00%	(2.40)%	to	(1.28)%

PGIM Jennison Mid-Cap Growth Fund - Class A
2024	9,509	65.85	to	75.93	654,433	0.35%	to	1.25%	—%			10.25%	to	11.25%
2023	10,214	59.73	to	68.25	641,789	0.35%	to	1.25%	—%			18.70%	to	19.77%
2022	12,837	50.32	to	56.98	684,596	0.35%	to	1.25%	—%			(25.01)%	to	(24.34)%
2021	14,262	67.10	to	75.31	1,010,778	0.35%	to	1.25%	0.00%	to	0.00%	10.00%	to	11.00%
2020	15,118	61.00	to	67.85	968,272	0.35%	to	1.25%	0.00%	to	0.00%	40.40%	to	41.67%

PGIM Jennison Natural Resources Fund - Class A
2024	1,268	10.35	to	11.12	13,939	0.50%	to	1.05%	0.98%			(0.26)%	to	0.29%
2023	1,102	10.38	to	11.08	12,133	0.50%	to	1.05%	2.01%			(3.20)%	to	(2.67)%
2022	1,733	10.72	to	11.39	19,718	0.50%	to	1.05%	1.80%			25.69%	to	23.88%
2021	2,297	8.53	to	9.19	20,205	0.00%	to	1.25%	0.00%	to	0.96%	25.65%	to	26.12%
2020	2,272	6.79	to	34.72	15,853	0.00%	to	1.25%	0.00%	to	1.84%	9.79%	to	408.22%

PIMCO Emerging Markets Bond Fund - Class A
2024	19,419	18.48	to	18.70	359,083	0.50%	to	1.25%	6.45%			6.04%	to	6.84%
2023	18,631	17.43	to	17.51	322,214	0.50%	to	1.25%	5.81%			10.63%	to	10.78%
2022	19,281	15.75	to	15.80	301,195	0.50%	to	1.25%	6.25%			(15.33)%	to	(25.06)%
2021	25,250	18.61	to	21.09	478,974	0.35%	to	1.25%	0.00%	to	3.41%	(3.60)%	to	(2.73)%
2020	24,046	19.13	to	19.93	469,321	0.35%	to	1.25%	4.09%	to	4.10%	4.82%	to	5.76%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
PIMCO Real Return Fund - Admin Class #
2024	150,647	14.98	to	14.98	2,256,061	0.00%	to	0.00%	2.89%			2.33%	to	2.33%

PIMCO Real Return Fund - Class A #
2024	298,481	15.29	to	17.76	4,703,907	0.00%	to	1.25%	2.75%			0.90%	to	2.18%

PIMCO Real Return Fund #
2023	458,256	15.16	to	14.63	7,154,530	0.00%	to	1.25%	2.91%			(9.91)%	to	(1.48)%
2022	524,226	16.83	to	14.85	8,015,735	0.00%	to	1.25%	7.61%			(16.21)%	to	(13.31)%
2021	600,899	20.08	to	17.14	10,501,361	0.00%	to	1.25%	4.86%	to	4.86%	25.62%	to	3.97%
2020	675,202	16.48	to	15.26	11,256,882	0.00%	to	1.25%	2.22%	to	2.36%	11.81%	to	10.26%

PIMCO Total Return ESG Fund - Admin Class
2024	267,069	10.53	to	12.38	3,304,572	0.00%	to	1.25%	3.60%			0.77%	to	2.05%
2023	252,307	10.45	to	12.14	3,056,882	0.00%	to	1.25%	3.41%			4.22%	to	5.53%
2022	272,519	10.03	to	11.50	3,117,168	0.00%	to	1.25%	3.79%			(16.84)%	to	(15.80)%
2021	274,390	12.06	to	13.66	3,729,027	0.00%	to	1.25%	1.88%	to	1.88%	(2.57)%	to	(1.35)%
2020	170,987	12.38	to	13.84	2,350,550	0.00%	to	1.25%	0.96%	to	2.30%	7.36%	to	15.40%

PIMCO Total Return Fund - Admin Class #
2024	77,384	14.69	to	14.69	1,136,579	0.00%	to	0.00%	4.31%			2.35%	to	2.35%

PIMCO Total Return Fund - Class A #
2024	544,305	15.28	to	18.41	8,667,529	0.00%	to	1.25%	4.20%			0.98%	to	2.26%

PIMCO Total Return Fund #
2023	672,992	15.13	to	14.35	10,503,508	0.00%	to	1.25%	3.56%			4.63%	to	6.04%
2022	796,607	14.46	to	13.53	11,908,660	0.00%	to	1.25%	3.62%			(27.13)%	to	31.77%
2021	918,030	19.85	to	10.27	16,127,367	0.00%	to	1.25%	0.00%	to	1.97%	(2.41)%	to	(35.68)%
2020	944,815	17.53	to	15.97	16,929,365	0.00%	to	1.25%	2.15%	to	2.25%	8.62%	to	7.17%

Pioneer Disciplined Value Fund - Class A
2024	8,019	30.51	to	32.86	259,840	0.75%	to	1.25%	2.43%			10.66%	to	11.22%
2023	7,629	27.57	to	29.55	221,955	0.75%	to	1.25%	1.37%			6.85%	to	7.38%
2022	10,207	25.81	to	27.52	275,466	0.75%	to	1.25%	1.99%			(10.80)%	to	(10.36)%
2021	10,020	28.93	to	30.70	301,723	0.50%	to	1.25%	1.07%	to	4.56%	26.02%	to	30.46%
2020	8,330	22.96	to	24.24	198,777	0.75%	to	1.25%	1.43%	to	1.52%	4.32%	to	4.85%

Pioneer Equity Income Fund - Class A
2024	962	54.10	to	54.10	52,020	1.25%	to	1.25%	1.83%			9.86%	to	9.86%
2023	1,757	49.24	to	49.24	86,533	1.25%	to	1.25%	1.71%			6.05%	to	6.05%
2022	1,679	46.43	to	46.43	77,952	1.25%	to	1.25%	1.99%			(9.34)%	to	(9.34)%
2021	1,527	51.22	to	51.22	78,211	1.25%	to	1.25%	1.53%	to	1.53%	23.99%	to	23.99%
2020	1,273	41.31	to	41.31	52,583	1.25%	to	1.25%	1.78%	to	1.78%	(1.44)%	to	(1.44)%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
Pioneer Fund - Class A
2024	15,397	48.18	to	42.29	751,579	0.75%	to	1.25%	0.51%			21.05%	to	21.66%
2023	18,347	39.80	to	34.76	738,410	0.75%	to	1.25%	0.81%			27.12%	to	22.86%
2022	24,750	31.31	to	28.29	776,934	0.50%	to	1.25%	0.52%			(25.27)%	to	(19.87)%
2021	24,537	41.90	to	35.31	958,963	0.50%	to	1.25%	0.00%	to	0.00%	27.17%	to	26.22%
2020	29,341	31.19	to	27.77	881,938	0.50%	to	1.25%	0.50%	to	0.51%	23.28%	to	22.36%

Pioneer Fundamental Growth Fund - Class A
2024	625	43.51	to	46.74	28,579	0.65%	to	1.25%	—%			15.95%	to	16.65%
2023	1,147	37.52	to	40.07	45,215	0.65%	to	1.25%	—%			31.17%	to	31.95%
2022	2,692	28.61	to	30.37	80,781	0.65%	to	1.25%	—%			(21.75)%	to	(21.28)%
2021	2,764	36.56	to	38.58	105,292	0.65%	to	1.25%	0.00%	to	0.00%	21.87%	to	22.61%
2020	4,051	30.00	to	31.46	124,570	0.65%	to	1.25%	0.00%	to	0.00%	25.45%	to	26.21%

Pioneer Global Sustainable Equity Fund - Class A
2024	83,839	16.75	to	17.87	1,447,675	0.35%	to	1.25%	1.77%			10.07%	to	11.07%
2023	92,799	15.21	to	16.09	1,450,006	0.35%	to	1.25%	1.43%			15.25%	to	16.28%
2022	102,936	13.20	to	13.83	1,395,098	0.35%	to	1.25%	1.39%			(10.93)%	to	(10.13)%
2021	103,724	14.82	to	15.39	1,571,787	0.00%	to	1.25%	0.00%	to	0.00%	22.17%	to	23.70%
2020	107,860	12.13	to	12.63	1,332,099	0.00%	to	1.25%	0.00%	to	0.91%	16.33%	to	17.79%

Pioneer High Yield Fund - Class A
2024	34,202	21.37	to	21.60	755,672	0.35%	to	1.25%	5.81%			6.99%	to	7.97%
2023	43,246	19.98	to	20.00	893,057	0.35%	to	1.25%	5.40%			9.90%	to	9.22%
2022	41,988	18.18	to	18.32	787,634	0.35%	to	1.25%	5.25%			(11.20)%	to	(19.83)%
2021	48,631	20.47	to	22.85	1,026,755	0.35%	to	1.25%	0.00%	to	4.22%	4.44%	to	5.39%
2020	50,742	19.42	to	19.93	1,012,796	0.35%	to	1.25%	5.28%	to	5.28%	1.79%	to	2.71%

Pioneer Mid Cap Value Fund - Class A
2024	38,609	28.07	to	29.88	975,105	0.35%	to	1.25%	1.49%			9.09%	to	10.08%
2023	43,631	25.73	to	27.14	1,014,355	0.35%	to	1.25%	1.66%			11.02%	to	12.02%
2022	45,964	23.17	to	24.23	954,096	0.35%	to	1.25%	1.44%			(7.17)%	to	(11.60)%
2021	50,861	24.96	to	27.41	1,133,257	0.35%	to	1.25%	0.00%	to	0.43%	27.86%	to	29.01%
2020	68,338	19.52	to	20.05	1,186,812	0.35%	to	1.25%	0.80%	to	0.84%	0.55%	to	1.46%

Pioneer Select Mid Cap Growth Fund - Class A
2024	2,416	44.99	to	50.49	114,488	0.50%	to	1.25%	—%			22.29%	to	23.22%
2023	2,718	36.78	to	40.97	105,300	0.50%	to	1.25%	—%			17.19%	to	18.07%
2022	2,578	31.39	to	34.70	85,129	0.50%	to	1.25%	—%			(32.13)%	to	(31.62)%
2021	29,492	46.25	to	50.75	1,432,733	0.35%	to	1.25%	0.00%	to	0.00%	6.62%	to	9.44%
2020	29,120	43.37	to	47.24	1,323,451	0.50%	to	1.25%	0.00%	to	0.00%	37.22%	to	38.25%

Pioneer Strategic Income Fund - Class A
2024	234,593	17.97	to	21.18	4,605,392	0.00%	to	1.25%	5.03%			3.01%	to	4.31%
2023	237,159	17.45	to	20.30	4,596,429	0.00%	to	1.25%	3.60%			6.77%	to	8.10%
2022	223,665	16.34	to	18.78	4,004,432	0.00%	to	1.25%	2.89%			51.86%	to	(13.13)%
2021	248,288	10.76	to	21.62	5,139,005	0.00%	to	1.25%	0.00%	to	3.25%	(5.78)%	to	0.88%
2020	235,036	11.42	to	18.88	4,760,627	0.00%	to	1.25%	0.31%	to	3.49%	(42.04)%	to	6.06%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
Putnam Core Equity Fund - Class A
2024	36,661	13.34	to	13.34	488,949	1.05%	to	1.05%	0.52%			24.82%	to	24.82%
2023	30,669	10.68	to	10.68	327,687	1.05%	to	1.05%	0.76%			6.85%	to	6.85%

Putnam High Yield Fund - Class A
2024	29,967	22.01	to	23.14	672,873	0.35%	to	1.25%	7.67%			6.50%	to	7.47%
2023	41,535	20.67	to	21.53	862,452	0.35%	to	1.25%	5.68%			10.55%	to	11.55%
2022	42,077	18.70	to	19.30	785,744	0.35%	to	1.25%	4.72%			(12.94)%	to	(15.56)%
2021	50,963	21.48	to	22.85	1,093,262	0.35%	to	1.25%	0.00%	to	0.71%	3.55%	to	6.13%
2020	42,699	20.70	to	20.74	875,931	0.50%	to	1.25%	4.79%	to	4.80%	4.19%	to	4.98%

Putnam International Capital Opportunities Fund - Class A
2024	12,379	13.05	to	14.89	168,700	0.50%	to	1.25%	2.78%			1.75%	to	2.52%
2023	19,420	12.83	to	14.53	268,316	0.50%	to	1.25%	0.45%			13.79%	to	14.65%
2022	18,124	11.27	to	12.67	217,873	0.50%	to	1.25%	0.48%			(19.03)%	to	(18.42)%
2021	17,772	13.92	to	15.53	262,283	0.50%	to	1.25%	1.33%	to	1.33%	12.01%	to	13.41%
2020	18,954	12.43	to	14.73	249,884	0.00%	to	1.25%	0.00%	to	0.92%	9.55%	to	10.93%

Putnam International Equity Fund - Class A
2024	907	15.49	to	12.71	11,548	0.75%	to	1.25%	1.29%			2.21%	to	2.72%
2023	541	15.15	to	12.38	6,707	0.75%	to	1.25%	3.06%			44.13%	to	17.74%
2022	153	10.51	to	10.51	1,608	0.75%	to	0.75%	—%			(60.27)%	to	(31.64)%
2021	13,873	26.46	to	15.38	367,110	0.35%	to	1.25%	1.40%	to	6.35%	8.38%	to	(37.01)%
2020	14,246	24.42	to	24.42	347,824	0.35%	to	0.35%	1.26%	to	1.26%	11.35%	to	11.35%

Putnam Large Cap Growth Fund - Class A
2024	100	39.98	to	39.98	4,005	1.25%	to	1.25%	—%			31.57%	to	31.57%
2023	188	30.39	to	30.39	5,712	1.25%	to	1.25%	—%			42.44%	to	42.44%
2022	183	21.33	to	21.33	3,897	1.25%	to	1.25%	—%			(31.21)%	to	(31.21)%
2021	168	31.01	to	31.01	5,211	1.25%	to	1.25%	0.00%	to	0.00%	21.00%	to	21.00%
2020	156	25.63	to	25.63	3,996	1.25%	to	1.25%	0.00%	to	0.00%	36.69%	to	36.69%

Putnam Large Cap Value Fund - Class A
2024	72,997	46.52	to	34.47	2,722,767	0.00%	to	1.25%	1.10%			17.52%	to	11.70%
2023	81,591	39.59	to	30.86	2,640,343	0.00%	to	1.25%	1.48%			13.97%	to	9.39%
2022	82,417	34.73	to	28.21	2,397,251	0.00%	to	1.25%	1.74%			(10.07)%	to	(18.48)%
2021	88,677	38.62	to	34.60	2,796,598	0.00%	to	1.25%	0.00%	to	1.18%	26.84%	to	25.27%
2020	30,873	28.97	to	27.28	806,323	0.00%	to	1.25%	1.63%	to	1.72%	5.83%	to	4.52%

Putnam Small Cap Growth Fund - Class A
2024	5,452	43.70	to	50.14	258,172	0.35%	to	1.25%	—%			21.44%	to	22.54%
2023	7,173	35.99	to	40.92	279,003	0.35%	to	1.25%	—%			21.35%	to	22.44%
2022	7,183	29.66	to	33.42	229,170	0.35%	to	1.25%	—%			(28.99)%	to	(28.35)%
2021	7,143	41.76	to	46.64	320,596	0.35%	to	1.25%	0.00%	to	0.00%	12.71%	to	13.73%
2020	5,860	37.05	to	41.01	231,763	0.35%	to	1.25%	0.00%	to	0.00%	45.73%	to	47.05%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
Putnam Sustainable Leaders Fund - Class A
2024	145	54.43	to	50.50	8,093	0.75%	to	1.25%	0.47%			21.47%	to	22.08%
2023	116	44.81	to	41.37	5,303	0.75%	to	1.25%	0.22%			24.68%	to	25.31%
2022	79	35.93	to	33.01	2,813	0.75%	to	1.25%	—%			(28.35)%	to	(23.36)%
2021	46	50.15	to	43.08	2,036	0.75%	to	1.25%	0.47%	to	1.69%	33.82%	to	22.33%
2020	38	35.21	to	35.21	1,327	0.75%	to	0.75%	0.33%	to	0.33%	27.54%	to	27.54%

Putnam VT Emerging Markets Equity Fund - Class IB
2024	4,305	16.62	to	16.62	71,532	0.70%	to	0.70%	1.35%			14.76%	to	14.76%
2023	4,233	14.48	to	14.48	61,284	0.70%	to	0.70%	0.49%			10.81%	to	10.81%
2022	4,420	13.07	to	13.07	57,753	0.70%	to	0.70%	—%			(27.98)%	to	(27.98)%
2021	6,200	18.14	to	18.14	112,460	0.70%	to	0.70%	0.51%	to	0.51%	(4.86)%	to	(4.86)%
2020	7,490	19.07	to	19.07	142,826	0.70%	to	0.70%	0.04%	to	0.04%	27.04%	to	27.04%

Putnam VT Focused International Equity Fund - Class IB
2024	337	22.41	to	22.41	7,551	0.70%	to	0.70%	1.62%			2.57%	to	2.57%
2023	337	21.85	to	21.85	7,360	0.70%	to	0.70%	0.77%			18.42%	to	18.42%
2022	425	18.45	to	18.45	7,851	0.70%	to	0.70%	1.74%			(18.76)%	to	(18.76)%
2021	425	22.71	to	22.71	9,648	0.70%	to	0.70%	1.47%	to	1.47%	11.79%	to	11.79%
2020	2,764	20.32	to	20.32	56,159	0.70%	to	0.70%	0.15%	to	0.15%	9.30%	to	9.30%

Putnam VT High Yield Fund - Class IB
2024	6,925	23.39	to	23.39	161,947	0.70%	to	0.70%	5.84%			7.10%	to	7.10%
2023	7,848	21.84	to	21.84	171,359	0.70%	to	0.70%	5.52%			11.35%	to	11.35%
2022	9,277	19.61	to	19.61	181,919	0.70%	to	0.70%	5.36%			(12.22)%	to	(12.22)%
2021	11,267	22.34	to	22.34	251,682	0.70%	to	0.70%	4.78%	to	4.78%	4.24%	to	4.24%
2020	12,360	21.43	to	21.43	264,851	0.70%	to	0.70%	5.85%	to	5.85%	4.47%	to	4.47%

Putnam VT Small Cap Value Fund - Class IB
2024	5,118	29.55	to	45.20	153,261	0.00%	to	0.70%	0.96%			5.45%	to	6.20%
2023	6,017	28.02	to	42.56	170,615	0.00%	to	0.70%	0.15%			22.89%	to	23.75%
2022	4,692	22.80	to	34.39	151,742	0.00%	to	0.70%	0.19%			(13.59)%	to	(12.98)%
2021	9,952	26.39	to	39.52	264,603	0.00%	to	0.70%	0.59%	to	0.71%	38.93%	to	39.90%
2020	8,654	18.99	to	28.25	165,866	0.00%	to	0.70%	1.06%	to	1.14%	3.24%	to	3.96%

Putnam VT Sustainable Leaders Fund - Class IB
2024	8,666	64.05	to	70.10	555,929	0.00%	to	0.70%	0.20%			22.16%	to	23.02%
2023	8,594	52.43	to	56.98	451,292	0.00%	to	0.70%	0.51%			25.23%	to	26.11%
2022	8,531	41.87	to	45.19	357,709	0.00%	to	0.70%	0.54%			(23.45)%	to	(22.91)%
2021	8,484	54.69	to	58.62	464,668	0.00%	to	0.70%	0.00%	to	0.15%	22.67%	to	23.53%
2020	8,854	44.58	to	47.45	395,626	0.00%	to	0.70%	0.40%	to	0.41%	27.85%	to	28.74%

Royce Small-Cap Total Return Fund - Service Class
2024	56,220	15.31	to	16.27	888,087	0.35%	to	1.25%	2.34%			8.32%	to	9.30%
2023	57,896	14.14	to	14.88	840,133	0.35%	to	1.25%	2.63%			22.32%	to	23.42%
2022	74,923	11.56	to	12.06	891,339	0.35%	to	1.25%	0.79%			(14.61)%	to	(13.84)%
2021	87,664	13.54	to	14.00	1,210,965	0.35%	to	1.25%	0.00%	to	0.62%	23.98%	to	25.10%
2020	78,049	10.92	to	11.19	865,416	0.35%	to	1.25%	1.96%	to	2.01%	2.22%	to	3.14%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
Royce Small-Cap Value Fund - Service Class
2024	9,837	14.07	to	14.55	138,722	0.75%	to	1.25%	0.93%			1.96%	to	2.47%
2023	9,758	13.80	to	14.20	135,084	0.75%	to	1.25%	1.11%			24.52%	to	25.15%
2022	8,803	11.08	to	11.35	97,812	0.75%	to	1.25%	0.24%			(11.17)%	to	(10.73)%
2021	10,422	12.48	to	12.71	130,219	0.50%	to	1.25%	0.00%	to	0.00%	26.65%	to	28.47%
2020	19,335	9.85	to	9.99	191,118	0.75%	to	1.25%	1.76%	to	2.17%	(7.63)%	to	(7.17)%

Royce Smaller-Companies Growth Fund - Service Class
2024	12,309	34.47	to	43.96	471,926	0.00%	to	1.25%	0.89%			20.32%	to	21.84%
2023	12,650	28.65	to	36.08	402,063	0.00%	to	1.25%	—%			15.52%	to	16.97%
2022	12,519	24.80	to	30.85	342,223	0.00%	to	1.25%	—%			193.45%	to	(32.37)%
2021	14,753	8.45	to	45.61	598,285	0.00%	to	1.25%	0.00%	to	0.00%	(80.03)%	to	6.44%
2020	15,590	34.88	to	42.32	588,575	0.00%	to	1.25%	0.00%	to	0.00%	47.41%	to	49.26%

Russell Investments LifePoints® Balanced Strategy Fund - Class R1 (14)
2024	7,177	9.68	to	9.69	69,523	0.75%	to	1.25%	1.56%			(25.05)%	to	(16.87)%
2023	5,333	12.92	to	11.65	64,387	0.75%	to	1.25%	1.70%			12.77%	to	13.34%
2022	5,350	11.46	to	10.28	57,078	0.75%	to	1.25%	2.26%			(19.39)%	to	(25.54)%
2021	21,318	14.21	to	13.81	275,060	0.35%	to	1.25%	3.06%	to	13.25%	34.54%	to	11.98%
2020	22,783	12.33	to	10.96	260,966	0.75%	to	1.25%	1.55%	to	1.58%	3.56%	to	3.04%
(14) Russell Investments LifePoints® Balanced Strategy Fund - Class R4 merged into Russell Investments LifePoints® Balanced Strategy Fund - Class R1 on December 11, 2024. All activity prior to December 11, 2024, is related to the Russell Investments LifePoints® Balanced Strategy Fund - Class R4, while all activity subsequent to December 11, 2024, is related to the Russell Investments LifePoints® Balanced Strategy Fund - Class R1.

Russell Investments LifePoints® Conservative Strategy Fund - Class R1 (15)
2024	836	9.78	to	9.79	8,185	0.35%	to	1.25%	2.47%			(8.46)%	to	(6.30)%
2023	719	10.69	to	11.61	8,007	0.35%	to	1.25%	1.62%			6.60%	to	7.56%
2022	1,102	10.02	to	10.80	11,312	0.35%	to	1.25%	2.12%			(15.03)%	to	(14.26)%
2021	1,202	11.80	to	12.59	14,440	0.35%	to	1.25%	2.21%	to	2.23%	2.04%	to	2.97%
2020	1,206	11.56	to	12.23	14,144	0.35%	to	1.25%	1.73%	to	1.80%	4.30%	to	5.24%
(15) Russell Investments LifePoints® Conservative Strategy Fund - Class R4 merged into Russell Investments LifePoints® Conservative Strategy Fund - Class R1 on December 11, 2024. All activity prior to December 11, 2024, is related to the Russell Investments LifePoints® Conservative Strategy Fund - Class R4, while all activity subsequent to December 11, 2024, is related to the Russell Investments LifePoints® Conservative Strategy Fund - Class R1.

Russell Investments LifePoints® Equity Growth Strategy Fund - Class R1 (16)
2024	2	9.61	to	9.61	21	1.25%	to	1.25%	0.97%			(36.18)%	to	(36.18)%
2023	1	15.06	to	15.06	20	1.25%	to	1.25%	1.41%			17.54%	to	17.54%
2022	1	12.81	to	12.81	17	1.25%	to	1.25%	2.22%			(18.08)%	to	(18.08)%
2021	1	15.64	to	15.64	17	1.25%	to	1.25%	2.52%			19.32%	to	19.32%
2020	1	13.11	to	13.11	19	1.25%	to	1.25%	0.17%	to	0.17%	2.95%	to	2.95%
(16) Russell Investments LifePoints® Equity Growth Strategy Fund- Class R4 merged into Russell Investments LifePoints® Equity Growth Strategy Fund - Class R1 on December 11, 2024. All activity prior to December 11, 2024, is related to the Russell Investments LifePoints® Equity Growth Strategy Fund- Class R4, while all activity subsequent to December 11, 2024, is related to the Russell Investments LifePoints® Equity Growth Strategy Fund - Class R1.

Russell Investments LifePoints® Growth Strategy Fund - Class R1 (17)
2024	5,545	9.64	to	9.65	53,475	0.75%	to	1.25%	1.41%			(33.04)%	to	(24.31)%
2023	6,650	12.74	to	14.40	95,605	0.75%	to	1.25%	1.42%			16.55%	to	15.97%
2022	6,802	10.93	to	12.42	84,314	0.75%	to	1.25%	1.29%			(17.13)%	to	(17.54)%
2021	53,577	13.19	to	15.06	719,427	0.75%	to	1.25%	3.90%	to	3.99%	16.35%	to	16.93%
2020	50,656	11.28	to	12.94	582,787	0.75%	to	1.25%	0.70%	to	0.71%	5.05%	to	5.58%
(17) Russell Investments LifePoints® Growth Strategy Fund - Class R4 merged into Russell Investments LifePoints® Growth Strategy Fund - Class R1 on December 11, 2024. All activity prior to December 11, 2024, is related to the Russell Investments LifePoints® Growth Strategy Fund - Class R4, while all activity subsequent to December 11, 2024, is related to the Russell Investments LifePoints® Growth Strategy Fund - Class R1.

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
Russell Investments LifePoints® Moderate Strategy Fund - Class R1 (18)
2024	978	9.73	to	9.74	9,519	0.75%	to	1.25%	2.05%			(15.75)%	to	(9.07)%
2023	838	10.71	to	11.55	9,116	0.75%	to	1.25%	1.50%			10.18%	to	9.63%
2022	848	9.72	to	10.54	8,395	0.75%	to	1.25%	0.63%			(15.80)%	to	(16.22)%
2021	41,234	11.54	to	12.58	476,117	0.75%	to	1.25%	2.92%	to	2.99%	6.93%	to	7.47%
2020	40,538	10.74	to	11.76	435,566	0.75%	to	1.25%	0.14%	to	1.22%	2.05%	to	2.57%
(18) Russell Investments LifePoints® Moderate Strategy Fund - Class R4 merged into Russell Investments LifePoints® Moderate Strategy Fund - Class R1 on December 11, 2024. All activity prior to December 11, 2024, is related to the Russell Investments LifePoints® Moderate Strategy Fund - Class R4, while all activity subsequent to December 11, 2024, is related to the Russell Investments LifePoints® Moderate Strategy Fund - Class R1.

State Street S&P 500 Index Fund - Class N
2024	61,443	53.64	to	68.41	3,818,275	0.00%	to	1.25%	1.24%			23.26%	to	24.82%
2023	63,572	43.52	to	54.80	3,327,052	0.00%	to	1.25%	1.52%			24.58%	to	26.15%
2022	64,157	34.93	to	43.44	2,674,205	0.00%	to	1.25%	1.45%			(19.26)%	to	(84.03)%
2021	65,340	43.26	to	272.09	3,319,543	0.00%	to	1.25%	1.77%	to	1.77%	26.95%	to	28.54%
2020	63,614	34.08	to	41.34	2,565,747	0.00%	to	1.25%	1.33%	to	1.75%	17.14%	to	18.61%

T. Rowe Price Equity Income Fund - Class R
2024	45,202	23.79	to	27.88	1,143,215	0.35%	to	1.25%	1.49%			9.88%	to	10.88%
2023	50,113	21.65	to	25.15	1,148,474	0.35%	to	1.25%	1.59%			7.71%	to	8.68%
2022	57,263	20.10	to	23.14	1,215,021	0.35%	to	1.25%	1.52%			(5.00)%	to	(4.14)%
2021	58,435	21.16	to	24.14	1,300,242	0.15%	to	1.25%	0.00%	to	3.82%	23.37%	to	24.73%
2020	80,684	17.15	to	21.78	1,460,515	0.15%	to	1.25%	1.83%	to	53.37%	(0.52)%	to	12.74%

T. Rowe Price Growth Stock Fund - Class R
2024	97,797	47.23	to	55.35	4,736,142	0.35%	to	1.25%	—%			27.32%	to	28.48%
2023	127,469	37.09	to	43.08	4,907,480	0.35%	to	1.25%	—%			42.73%	to	44.02%
2022	155,593	25.99	to	29.91	4,214,916	0.35%	to	1.25%	—%			(41.18)%	to	(40.65)%
2021	191,685	44.18	to	50.40	8,907,863	0.00%	to	1.25%	0.00%	to	0.00%	8.87%	to	17.90%
2020	193,455	37.47	to	90.58	7,577,668	0.00%	to	1.25%	0.00%	to	0.00%	34.51%	to	190.18%

T. Rowe Price Retirement 2010 Fund - R Class
2024	26,433	18.21	to	22.43	506,276	0.00%	to	1.25%	2.49%			6.64%	to	7.99%
2023	25,834	17.08	to	20.77	462,277	0.00%	to	1.25%	2.28%			10.46%	to	11.85%
2022	25,534	15.46	to	18.57	413,259	0.00%	to	1.25%	2.10%			(15.49)%	to	(14.43)%
2021	29,417	18.30	to	21.70	566,342	0.00%	to	1.25%	0.00%	to	0.46%	6.87%	to	8.22%
2020	43,739	17.12	to	20.06	781,679	0.00%	to	1.25%	0.03%	to	2.19%	9.97%	to	11.35%

T. Rowe Price Retirement 2020 Fund - R Class
2024	326,172	20.86	to	25.70	7,483,230	0.00%	to	1.25%	2.15%			7.25%	to	8.61%
2023	367,965	19.45	to	23.66	7,816,631	0.00%	to	1.25%	1.82%			11.53%	to	12.92%
2022	438,455	17.44	to	20.95	8,329,517	0.00%	to	1.25%	1.77%			(16.16)%	to	(15.10)%
2021	497,724	20.80	to	24.68	11,224,938	0.00%	to	1.25%	0.00%	to	1.06%	8.56%	to	9.92%
2020	575,564	19.16	to	22.45	11,866,646	0.00%	to	1.25%	0.00%	to	1.22%	11.27%	to	12.67%

T. Rowe Price Retirement 2030 Fund - R Class
2024	679,262	23.94	to	29.48	17,814,678	0.00%	to	1.25%	1.64%			8.81%	to	10.19%
2023	717,030	22.00	to	26.76	17,180,278	0.00%	to	1.25%	1.52%			14.29%	to	15.72%
2022	720,357	19.25	to	23.12	15,039,694	0.00%	to	1.25%	1.19%			(18.45)%	to	(17.42)%
2021	755,403	23.60	to	28.00	19,236,059	0.00%	to	1.25%	0.00%	to	0.57%	11.60%	to	13.01%
2020	797,121	21.15	to	24.78	18,072,702	0.00%	to	1.25%	0.78%	to	0.91%	13.88%	to	15.31%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
T. Rowe Price Retirement 2035 Fund - R Class
2024	783	18.96	to	19.82	15,464	0.75%	to	1.25%	0.47%			9.95%	to	10.51%
2023	3,177	17.25	to	17.93	55,341	0.75%	to	1.25%	1.63%			72.47%	to	79.31%

T. Rowe Price Retirement 2040 Fund - R Class
2024	419,404	26.92	to	33.15	12,278,278	0.00%	to	1.25%	1.17%			11.17%	to	12.58%
2023	406,568	24.21	to	29.45	10,670,026	0.00%	to	1.25%	1.08%			17.48%	to	18.95%
2022	406,478	20.61	to	24.76	9,050,046	0.00%	to	1.25%	0.87%			(20.27)%	to	(19.27)%
2021	399,472	25.85	to	30.66	11,095,028	0.00%	to	1.25%	0.00%	to	0.27%	14.32%	to	15.76%
2020	412,331	22.61	to	26.49	9,938,512	0.00%	to	1.25%	0.48%	to	0.61%	16.08%	to	17.54%

T. Rowe Price Retirement 2045 Fund - R Class
2024	5,268	20.51	to	21.44	109,812	0.75%	to	1.25%	1.12%			11.93%	to	12.49%
2023	3,715	18.33	to	19.06	68,474	0.75%	to	1.25%	2.58%			18.41%	to	23.11%
2022	1,146	15.48	to	15.48	17,736	1.25%	to	1.25%	0.66%			54.79%	to	54.79%

T. Rowe Price Retirement 2050 Fund - R Class
2024	317,350	27.86	to	34.31	9,650,438	0.00%	to	1.25%	0.95%			12.21%	to	13.63%
2023	298,081	24.82	to	30.19	8,035,311	0.00%	to	1.25%	0.97%			18.62%	to	20.11%
2022	288,353	20.93	to	25.14	6,509,649	0.00%	to	1.25%	0.65%			(20.56)%	to	(19.56)%
2021	254,097	26.34	to	31.25	7,169,320	0.00%	to	1.25%	0.00%	to	0.22%	15.37%	to	16.82%
2020	245,458	22.83	to	26.75	5,955,910	0.00%	to	1.25%	0.51%	to	0.64%	16.57%	to	18.04%

T. Rowe Price Retirement 2055 Fund - R Class
2024	738	20.59	to	21.52	15,576	0.75%	to	1.25%	0.90%			12.31%	to	12.88%
2023	616	18.33	to	19.06	11,290	0.75%	to	1.25%	1.23%			83.35%	to	90.63%

T. Rowe Price Retirement 2060 Fund - R Class
2024	11,060	20.57	to	21.98	237,346	0.50%	to	1.25%	1.14%			12.22%	to	13.06%
2023	7,576	18.33	to	19.44	145,169	0.50%	to	1.25%	1.19%			14.76%	to	19.62%
2022	5,035	15.98	to	16.25	81,122	0.50%	to	0.75%	0.80%			(17.95)%	to	(20.09)%
2021	4,423	19.47	to	20.33	89,114	0.50%	to	1.25%	0.00%	to	0.40%	15.33%	to	16.19%
2020	3,220	16.88	to	17.50	55,529	0.50%	to	1.25%	0.83%	to	0.84%	16.47%	to	17.35%

T. Rowe Price Retirement 2065 Fund - R Class (24)
2024	434	12.50	to	12.50	5,421	1.25%	to	1.25%	2.16%			24.99%	to	24.99%
(24) The Sub-Account commenced operations on January 26, 2024.

T. Rowe Price Retirement Balanced Fund - R Class
2024	33,916	17.17	to	19.95	613,368	0.35%	to	1.25%	2.64%			5.97%	to	6.94%
2023	33,449	16.21	to	18.66	570,594	0.35%	to	1.25%	2.24%			9.49%	to	10.48%
2022	52,602	14.80	to	16.89	835,785	0.35%	to	1.25%	2.39%			(14.59)%	to	(13.82)%
2021	58,918	17.33	to	19.60	1,094,230	0.00%	to	1.25%	0.00%	to	0.00%	6.52%	to	7.86%
2020	56,672	16.27	to	19.06	981,343	0.00%	to	1.25%	0.29%	to	0.90%	9.51%	to	10.88%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
Templeton Developing Markets Trust - Class A
2024	52,822	16.43	to	13.43	700,265	0.35%	to	1.25%	1.59%			6.05%	to	7.01%
2023	53,280	15.49	to	12.55	688,844	0.35%	to	1.25%	2.92%			10.94%	to	11.94%
2022	53,227	13.97	to	11.21	604,035	0.35%	to	1.25%	2.29%			(30.02)%	to	(22.48)%
2021	57,256	19.96	to	14.46	842,333	0.35%	to	1.25%	0.00%	to	2.88%	(6.13)%	to	(6.97)%
2020	65,366	19.54	to	15.40	1,073,798	0.35%	to	1.25%	1.10%	to	1.25%	18.26%	to	17.20%

Templeton Foreign Fund - Class A
2024	145,263	23.40	to	10.29	3,570,218	0.00%	to	1.25%	2.02%			(3.70)%	to	2.90%
2023	166,823	24.30	to	31.32	4,282,105	0.00%	to	1.25%	2.39%			18.47%	to	19.95%
2022	181,464	20.51	to	26.11	3,915,739	0.00%	to	1.25%	1.15%			(4.78)%	to	(3.59)%
2021	197,869	21.54	to	27.08	4,454,961	0.00%	to	1.25%	0.00%	to	3.51%	3.76%	to	5.07%
2020	223,001	20.76	to	25.77	4,834,874	0.00%	to	1.25%	1.30%	to	1.45%	(1.72)%	to	(0.49)%

Templeton Global Bond Fund - Class A
2024	168,393	12.82	to	14.34	2,255,102	0.00%	to	1.25%	5.22%			(13.05)%	to	(11.95)%
2023	180,665	14.74	to	16.29	2,757,050	0.00%	to	1.25%	3.90%			1.17%	to	2.43%
2022	201,130	14.57	to	15.90	3,007,401	0.00%	to	1.25%	5.00%			64.82%	to	(6.17)%
2021	212,685	8.84	to	16.95	3,413,261	0.00%	to	1.25%	0.00%	to	0.00%	(50.48)%	to	(6.24)%
2020	229,824	16.77	to	17.85	3,914,628	0.00%	to	1.25%	4.48%	to	4.49%	(5.60)%	to	(4.41)%

Templeton Growth Fund, Inc. - Class A
2024	75,878	20.94	to	52.54	1,443,279	0.00%	to	1.25%	1.04%			4.10%	to	5.42%
2023	73,601	20.12	to	49.84	1,481,019	0.00%	to	1.25%	1.21%			19.48%	to	133.22%
2022	73,419	16.84	to	21.37	1,240,443	0.00%	to	1.25%	0.88%			(12.80)%	to	(54.20)%
2021	75,013	19.31	to	46.66	1,461,584	0.00%	to	1.25%	0.00%	to	1.66%	3.82%	to	5.12%
2020	83,444	18.60	to	44.38	1,558,462	0.00%	to	1.25%	1.07%	to	1.12%	4.43%	to	5.74%

Thornburg International Equity Fund - Class R3 #
2024	83,483	21.28	to	19.42	1,584,949	0.00%	to	1.25%	1.35%			9.67%	to	11.05%

Thornburg International Equity Fund - Class R4 #
2024	13,198	31.02	to	37.80	416,702	0.00%	to	1.25%	1.77%			9.88%	to	11.27%

Thornburg International Equity Fund #
2023	108,115	28.23	to	17.49	2,033,857	0.00%	to	1.25%	1.66%			65.90%	to	15.45%
2022	139,988	17.02	to	15.15	2,588,878	0.00%	to	1.25%	1.65%			(51.88)%	to	(17.13)%
2021	144,344	35.36	to	18.28	3,215,703	0.00%	to	1.25%	0.00%	to	1.01%	53.23%	to	7.09%
2020	163,529	19.66	to	17.07	3,462,480	0.00%	to	1.25%	0.00%	to	0.00%	22.15%	to	20.63%

Thornburg Small/Mid Cap Core Fund - Class R3 #
2024	11,021	31.13	to	29.33	328,081	0.00%	to	1.25%	—%			17.99%	to	19.48%

Thornburg Small/Mid Cap Core Fund - Class R4 #
2024	750	55.71	to	64.24	43,822	0.35%	to	1.25%	—%			18.11%	to	19.19%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
Thornburg Small/Mid Cap Core Fund #
2023	16,375	47.17	to	24.54	434,876	0.00%	to	1.25%	—%			11.92%	to	13.19%
2022	19,655	42.15	to	21.68	479,344	0.00%	to	1.25%	0.12%			(29.09)%	to	(19.49)%
2021	21,225	59.44	to	26.93	649,408	0.00%	to	1.25%	0.00%	to	0.28%	100.49%	to	13.78%
2020	21,982	26.42	to	23.67	595,675	0.00%	to	1.25%	0.00%	to	0.00%	11.70%	to	10.31%

Thornburg Small/Mid Cap Growth Fund - Class R3 #
2024	12,601	28.98	to	25.86	360,478	0.35%	to	1.25%	—%			18.11%	to	19.19%

Thornburg Small/Mid Cap Growth Fund - Class R4 #
2024	2,296	53.15	to	61.29	132,482	0.35%	to	1.25%	—%			18.21%	to	19.28%

Thornburg Small/Mid Cap Growth Fund #
2023	21,479	44.97	to	51.38	590,795	0.35%	to	1.25%	—%			146.92%	to	147.22%
2022	22,288	18.21	to	20.78	527,697	0.35%	to	1.25%	—%			(68.87)%	to	(68.35)%
2021	26,386	58.51	to	65.66	925,960	0.35%	to	1.25%	0.00%	to	0.00%	72.55%	to	125.03%
2020	27,049	29.18	to	33.91	1,016,176	0.35%	to	1.25%	0.00%	to	0.00%	39.63%	to	40.89%

Timothy Plan Large/Mid-Cap Value Fund - Class A
2024	7,481	38.58	to	46.44	307,164	0.00%	to	1.25%	0.46%			10.21%	to	11.60%
2023	7,849	35.00	to	41.61	294,063	0.00%	to	1.25%	0.51%			11.79%	to	13.20%
2022	7,180	31.31	to	36.76	238,688	0.00%	to	1.25%	0.18%			(12.86)%	to	(11.77)%
2021	7,451	35.93	to	41.67	285,719	0.00%	to	1.25%	0.00%	to	0.00%	22.63%	to	26.90%
2020	6,048	29.30	to	32.83	181,719	0.00%	to	1.05%	0.20%	to	0.21%	11.89%	to	13.07%

UBS Global Allocation Fund - Class A
2024	989	17.00	to	16.35	16,520	0.50%	to	1.25%	1.85%			6.86%	to	7.66%
2023	989	15.91	to	15.19	15,393	0.50%	to	1.25%	2.24%			8.07%	to	8.88%
2022	1,044	14.72	to	13.95	14,862	0.50%	to	1.25%	—%			(18.02)%	to	(17.41)%
2021	1,126	17.96	to	16.89	19,333	0.50%	to	1.25%	1.11%	to	1.12%	7.40%	to	6.60%
2020	996	16.84	to	15.73	16,142	0.50%	to	1.25%	0.60%	to	0.81%	13.03%	to	12.19%

Vanguard 500 Index Fund - Admiral Shares
2024	233,091	35.31	to	35.31	8,231,382	0.00%	to	0.00%	1.33%			24.97%	to	24.97%
2023	255,545	28.26	to	28.26	7,221,327	0.00%	to	0.00%	1.58%			26.24%	to	26.24%
2022	299,194	22.38	to	22.38	6,697,442	0.00%	to	0.00%	1.55%			(18.15)%	to	(18.15)%
2021	326,674	27.35	to	27.35	8,934,097	0.00%	to	0.00%	1.37%	to	1.37%	28.66%	to	28.66%
2020	340,293	21.26	to	21.26	7,233,185	0.00%	to	0.00%	1.90%	to	1.90%	18.37%	to	18.37%

Vanguard Mid-Cap Index Fund - Admiral Shares
2024	93,115	25.92	to	25.92	2,413,376	0.00%	to	0.00%	1.55%			15.22%	to	15.22%
2023	100,382	22.49	to	22.49	2,257,970	0.00%	to	0.00%	1.62%			15.98%	to	15.98%
2022	113,755	19.40	to	19.40	2,206,315	0.00%	to	0.00%	1.49%			(18.71)%	to	(18.71)%
2021	119,467	23.86	to	23.86	2,850,278	0.00%	to	0.00%	1.19%	to	1.19%	24.51%	to	24.51%
2020	134,779	19.16	to	19.16	2,582,602	0.00%	to	0.00%	1.71%	to	1.71%	18.24%	to	18.24%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
Vanguard Small-Cap Index Fund - Admiral Shares
2024	138,995	24.47	to	24.47	3,400,600	0.00%	to	0.00%	1.36%			14.23%	to	14.23%
2023	159,383	21.42	to	21.42	3,413,546	0.00%	to	0.00%	1.68%			18.20%	to	18.20%
2022	186,534	18.12	to	18.12	3,379,999	0.00%	to	0.00%	1.43%			(17.61)%	to	(17.61)%
2021	197,943	21.99	to	21.99	4,353,460	0.00%	to	0.00%	1.25%	to	1.25%	17.73%	to	17.73%
2020	216,061	18.68	to	18.68	4,036,207	0.00%	to	0.00%	1.43%	to	1.43%	19.11%	to	19.11%

Vanguard Total Bond Market Index Fund - Admiral Shares
2024	66,171	11.67	to	11.67	771,885	0.00%	to	0.00%	3.66%			1.24%	to	1.24%
2023	78,019	11.52	to	11.52	898,975	0.00%	to	0.00%	3.15%			5.70%	to	5.70%
2022	84,643	10.90	to	10.90	922,674	0.00%	to	0.00%	2.36%			(13.18)%	to	(13.18)%
2021	88,088	12.56	to	12.56	1,106,186	0.00%	to	0.00%	1.87%	to	1.87%	(1.67)%	to	(1.67)%
2020	92,580	12.77	to	12.77	1,182,329	0.00%	to	0.00%	2.26%	to	2.26%	7.74%	to	7.74%

Victory Diversified Stock Fund - Class A
2024	11,732	48.01	to	21.79	489,833	0.00%	to	1.25%	—%			24.73%	to	14.44%
2023	10,901	38.49	to	19.04	427,030	0.00%	to	1.25%	0.08%			23.15%	to	12.73%
2022	11,033	31.26	to	16.89	355,754	0.00%	to	1.25%	0.30%			(31.45)%	to	(26.08)%
2021	13,113	45.60	to	22.85	522,144	0.00%	to	1.25%	0.00%	to	0.02%	34.17%	to	17.91%
2020	17,408	29.01	to	19.38	507,262	0.00%	to	1.25%	0.26%	to	0.26%	12.18%	to	10.62%

Victory Munder Mid-Cap Core Growth Fund - Class A
2024	21,050	35.34	to	99.20	889,069	0.00%	to	1.25%	—%			9.46%	to	10.85%
2023	21,394	32.29	to	89.49	833,225	0.00%	to	1.25%	—%			279.38%	to	212.84%
2022	20,895	8.51	to	28.61	724,042	0.00%	to	1.25%	—%			(32.35)%	to	(71.32)%
2021	21,170	12.58	to	99.73	935,565	0.00%	to	1.25%	0.00%	to	0.00%	(84.10)%	to	24.48%
2020	22,298	29.63	to	79.12	801,347	0.00%	to	1.25%	0.00%	to	0.00%	18.30%	to	169.88%

Victory RS Value Fund - Class A
2024	76,099	20.95	to	20.95	1,594,496	0.00%	to	0.00%	0.41%			12.63%	to	12.63%
2023	82,553	18.60	to	18.60	1,535,750	0.00%	to	0.00%	0.63%			7.52%	to	7.52%
2022	93,224	17.30	to	17.30	1,612,923	0.00%	to	0.00%	0.47%			(2.97)%	to	(2.97)%
2021	102,971	17.83	to	17.83	1,836,116	0.00%	to	0.00%	0.44%	to	0.44%	27.31%	to	27.31%
2020	118,451	14.01	to	14.01	1,659,043	0.00%	to	0.00%	0.00%	to	0.00%	(2.59)%	to	(2.59)%

Victory Special Value Fund - Class A
2024	35,337	38.26	to	48.34	1,399,833	0.00%	to	1.25%	—%			25.51%	to	27.09%
2023	35,428	30.48	to	38.03	1,120,217	0.00%	to	1.25%	—%			22.84%	to	24.38%
2022	42,191	24.82	to	30.58	1,065,392	0.00%	to	1.25%	—%			(19.67)%	to	(18.66)%
2021	42,053	30.89	to	37.59	1,320,795	0.00%	to	1.25%	0.00%	to	0.00%	33.76%	to	35.44%
2020	48,531	23.10	to	27.76	1,099,019	0.00%	to	1.25%	0.00%	to	0.00%	11.83%	to	13.24%

Victory Sycamore Established Value Fund - Class A #
2024	10,010	77.60	to	94.56	854,663	0.00%	to	1.25%	0.96%			8.50%	to	9.87%

Victory Sycamore Established Value Fund - Class I #
2024	327,741	22.95	to	22.95	7,521,510	0.00%	to	0.00%	1.28%			10.19%	to	10.19%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
Victory Sycamore Established Value Fund #
2023	383,357	71.52	to	86.07	8,643,412	0.00%	to	1.25%	1.40%			8.58%	to	9.95%
2022	441,345	65.86	to	78.28	9,125,226	0.00%	to	1.25%	1.56%			(4.03)%	to	(2.82)%
2021	487,921	68.63	to	80.56	10,346,010	0.00%	to	1.25%	0.00%	to	1.25%	29.85%	to	31.48%
2020	150,297	52.85	to	61.27	9,135,280	0.00%	to	1.25%	1.28%	to	1.28%	6.46%	to	7.80%

Victory Sycamore Small Company Opportunity Fund - Class A
2024	64,698	35.62	to	43.87	2,024,878	0.00%	to	1.25%	0.51%			3.92%	to	5.23%
2023	55,917	34.28	to	41.69	2,086,778	0.00%	to	1.25%	0.30%			9.68%	to	11.05%
2022	86,338	31.25	to	37.54	2,988,974	0.00%	to	1.25%	0.26%			(8.06)%	to	(6.91)%
2021	104,127	33.99	to	40.33	3,899,148	0.00%	to	1.25%	0.00%	to	0.00%	10.81%	to	23.58%
2020	111,831	27.51	to	46.80	3,366,300	0.00%	to	1.25%	0.00%	to	0.38%	3.09%	to	51.58%

Virtus Ceredex Large-Cap Value Equity Fund - Class A
2024	31	28.40	to	28.40	893	1.25%	to	1.25%	1.03%			8.89%	to	8.89%
2023	32	26.09	to	26.09	827	1.25%	to	1.25%	1.53%			13.15%	to	13.15%
2022	30	23.05	to	23.05	697	1.25%	to	1.25%	1.02%			(15.40)%	to	(15.40)%
2021	30	27.25	to	27.25	812	0.50%	to	1.25%	0.00%	to	0.59%	23.69%	to	24.62%
2020	1,316	22.03	to	23.73	31,080	0.50%	to	1.25%	1.07%	to	1.18%	2.19%	to	2.96%

Virtus Ceredex Mid-Cap Value Equity Fund - Class A
2024	5,962	63.61	to	77.52	406,499	0.00%	to	1.25%	0.58%			8.39%	to	9.76%
2023	12,221	58.69	to	65.58	780,295	0.50%	to	1.25%	0.90%			9.26%	to	10.08%
2022	14,273	53.71	to	59.58	830,612	0.50%	to	1.25%	0.64%			(15.29)%	to	(14.65)%
2021	15,247	63.40	to	69.80	1,035,384	0.50%	to	1.25%	0.00%	to	0.00%	27.13%	to	28.09%
2020	14,003	49.87	to	54.50	742,325	0.50%	to	1.25%	0.46%	to	0.79%	(2.74)%	to	(2.01)%

Virtus Ceredex Small-Cap Value Equity Fund - Class A
2024	4,830	54.64	to	61.52	278,575	0.50%	to	1.25%	0.58%			7.31%	to	8.13%
2023	10,316	50.91	to	56.90	569,260	0.50%	to	1.25%	3.50%			12.88%	to	13.73%
2022	11,405	45.10	to	50.03	553,763	0.50%	to	1.25%	0.72%			(11.43)%	to	(10.76)%
2021	11,215	50.92	to	56.06	609,750	0.50%	to	1.25%	0.00%	to	0.87%	25.33%	to	26.27%
2020	17,267	40.63	to	44.40	737,112	0.50%	to	1.25%	0.36%	to	0.38%	(0.63)%	to	0.12%

Virtus Duff & Phelps Water Fund - Institutional Class
2024	69,762	15.99	to	15.99	1,115,716	0.00%	to	0.00%	0.76%			5.76%	to	5.76%
2023	68,312	15.12	to	15.12	1,033,004	0.00%	to	0.00%	0.90%			12.38%	to	12.38%
2022	78,618	13.46	to	13.46	1,057,907	0.00%	to	0.00%	0.64%			(20.80)%	to	(20.80)%
2021	91,768	16.99	to	16.99	1,559,106	0.00%	to	0.00%	1.51%	to	1.51%	25.82%	to	25.82%
2020	75,953	13.50	to	13.50	1,025,597	0.00%	to	0.00%	0.73%	to	0.73%	0.00%	to	0.00%

Virtus NFJ Dividend Value Fund - Class A
2024	70,289	21.20	to	24.63	1,546,528	0.35%	to	1.25%	1.29%			3.63%	to	4.57%
2023	112,147	20.46	to	23.55	2,403,785	0.35%	to	1.25%	3.40%			17.67%	to	18.73%
2022	152,732	17.39	to	19.84	2,802,457	0.35%	to	1.25%	1.61%			(14.77)%	to	(14.00)%
2021	168,479	20.40	to	23.07	3,612,107	0.35%	to	1.25%	0.00%	to	1.35%	26.94%	to	28.08%
2020	195,809	16.07	to	18.01	3,302,393	0.35%	to	1.25%	1.81%	to	1.83%	(3.71)%	to	(2.83)%

Sub-Account	Units	Unit Fair Value			Net Assets	Expense Ratio*			Investment Income Ratio**			Total Return Ratio***
Virtus NFJ Small-Cap Value Fund - Class A
2024	37,811	21.99	to	25.55	903,288	0.35%	to	1.25%	1.28%			4.33%	to	5.28%
2023	40,529	21.08	to	24.27	925,412	0.35%	to	1.25%	2.31%			21.47%	to	22.57%
2022	41,678	17.35	to	19.80	779,875	0.35%	to	1.25%	0.99%			(17.26)%	to	(16.51)%
2021	42,954	20.97	to	23.72	969,008	0.35%	to	1.25%	0.00%	to	0.00%	22.69%	to	23.80%
2020	46,202	17.09	to	19.16	843,659	0.35%	to	1.25%	1.89%	to	2.12%	(5.79)%	to	(4.94)%

* This represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.
** These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Investment income ratios for periods less than a year are not annualized. As of December 31, 2022, the investment income ratio is no longer being shown as a range.
*** This represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total returns are calculated for each 12-month period indicated or from the effective date through the end of the reporting period and are not annualized for periods less than one year.
# For year end December 31, 2024, the Sub-Account is being presented at the share class level. Historical data for the Sub-Account is being presented at the Fund level.

7. Subsequent Events
Subsequent to December 31, 2024, the following Sub-Accounts were liquidated on January 17, 2025 due to a liquidation of the Sub-Accounts by the Fund Manager.
MassMutual RetireSMART℠ by JPMorgan 2020 Fund - Class R4
MassMutual RetireSMART℠ by JPMorgan 2025 Fund - Class R4
MassMutual RetireSMART℠ by JPMorgan 2030 Fund - Class R4
MassMutual RetireSMART℠ by JPMorgan 2035 Fund - Class R4
MassMutual RetireSMART℠ by JPMorgan 2040 Fund - Class R4
MassMutual RetireSMART℠ by JPMorgan 2045 Fund - Class R4
MassMutual RetireSMART℠ by JPMorgan 2050 Fund - Class R4
MassMutual RetireSMART℠ by JPMorgan 2055 Fund - Class R4
MassMutual RetireSMART℠ by JPMorgan 2060 Fund - Class R4
MassMutual RetireSMART℠ by JPMorgan in Retirement Fund - Class R4
MassMutual Strategic Emerging Markets Fund - Class R4

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Independent Auditor's Report
Annual Consolidated Financial Statements
As of December 31, 2024 and 2023
For the Years Ended December 31, 2024, 2023 and 2022

[1]Any remaining schedules provided for in Regulation S-X 210.7-05 are omitted because they are either not applicable or the relevant information is provided elsewhere in the notes to the consolidated financial statements.

Report of Independent Registered Public Accounting Firm

Opinion on the Financial Statements
We have audited the accompanying consolidated balance sheets of Talcott Resolution Life Insurance Company and subsidiaries (the "Company") as of December 31, 2024 and 2023, the related consolidated statements of operations, comprehensive income (loss), changes in stockholder’s equity, and cash flows, for each of the three years in the period ended December 31, 2024, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31,
2024, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matter
The critical audit matter communicated below is a matter arising from the current-period audit of the financial statements that was communicated or required to be communicated to the audit committee and that (1) relates to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of a critical audit matter does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing separate opinions on the critical audit matter or on the accounts or disclosures to which they relate.

Certain Assumptions Used in the Valuation of Market Risk Benefits – Refer to Notes 1, 5 and 12 to the financial statements
Critical Audit Matter Description
The Company has historically issued and assumes via reinsurance certain guarantees and product features on Variable Annuity (VA) and Fixed Indexed Annuity (FIA) products which protect the contract holder from, and expose the Company to, other-than-nominal capital market risk. The Company recognizes these features as Market Risk Benefits (MRBs). MRBs are measured at the individual contract level and multiple MRBs within a single contract are measured and recognized as a single, compound MRB. MRBs are carried at fair value and may be recognized as a liability or an asset and are reported separately as MRB liabilities or assets on the consolidated balance sheet as there is not legal right of offset between contracts.

The fair value of MRBs is measured as the present value of expected future benefits payments to contract holders, less the present value of expected fees attributable to the MRB, if applicable. The Company estimates these cash flows using significant judgment including discount rate assumptions, nonperformance risk, and actuarially determined assumptions about policyholder behavior, such as: withdrawal utilization, withdrawal rates, and lapses.

Given the sensitivity of certain market risk benefits to changes in these assumptions and the significant uncertainty inherent in estimating the market risk benefits, we identified management’s evaluation of these assumptions in the valuation of certain market risk benefits as a critical audit matter. This required a high degree of auditor judgment and an increased extent of effort, including the involvement of our actuarial and fair value specialists.

How the Critical Audit Matter Was Addressed in the Audit
Our audit procedures related to testing assumptions used by management to estimate the valuation of MRBs, specifically discount rates, nonperformance risk, and actuarially determined assumptions about policyholder behavior, included the following, among others:
•With the involvement of our valuation and actuarial specialists, we:
◦Evaluated the results of the underlying experience studies, capital market inputs, and judgments applied by management in setting the principal assumptions.
◦Developed an independent estimate, on a sample basis, of the market risk benefits and evaluated differences.
•We tested the completeness and accuracy of the underlying data that served as the basis for the actuarial analysis to test that the inputs to the actuarial estimate were reasonable.
•Evaluated the methods and assumptions used by management to identify potential bias in the determination of the MRBs.

/s/ DELOITTE & TOUCHE LLP

Hartford, Connecticut
April 3, 2025

We have served as the Company's auditor since 2002.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

Consolidated Balance Sheets

(in millions, except share data)	As of December 31,
	2024	2023
Assets
Investments
Fixed maturities, available-for-sale, at fair value (net of allowance for credit losses: $4 and $16; amortized cost: $15,532 and $17,335; related party: $56 and $9)	$13,105	$14,854
Fixed maturities, at fair value using the fair value option (related party: $43 and $27)	326	252
Equity securities, at fair value	134	182
Mortgage loans (net of allowance for credit losses: $16 and $26)	1,835	2,019
Policy loans (related party: $(6) and $(6))	1,565	1,528
Investment funds (portion at fair value: $270 and $238; related party: $110 and $51)	1,302	1,428
Other investments (portion at fair value: $234 and $35)	334	35
Short-term investments, at fair value (related party: $540 and $440)	1,337	1,181
Total investments	19,938	21,479

Cash	494	421
Reinsurance recoverables (net of allowance for credit losses: $8 and $18; portion at fair value: $1,052 and $1,242; related party: $8,682 and $9,468)	35,576	37,706
Market risk benefits	742	578
Value of business acquired and deferred acquisition costs (related party: $76 and $114)	415	457
Deferred income taxes (related party: $242 and $(78))	768	828
Goodwill and other intangible assets, net	143	149
Other assets	526	420
Separate account assets	91,480	89,514
Total assets	$150,082	$151,552

Liabilities and Stockholder's Equity
Liabilities
Reserve for future policy benefits	$19,134	$19,379
Other policyholder funds and benefits payable (portion at fair value: $636 and $536; related party: $474 and $526)	27,067	29,502
Market risk benefits	874	1,074
Funds withheld liability (portion at fair value: $(115) and $(157); related party: $8,749 and $9,148)	9,790	10,210
Other liabilities (portion at fair value: $34 and $57; related party: $62 and $33)	999	811
Separate account liabilities	91,480	89,514
Total liabilities	149,344	150,490

Commitments and Contingencies (Note 15)
Stockholder's Equity
Common stock (1,000 shares authorized, issued, and outstanding; par value: $5,690 per share)	6	6
Additional paid-in capital	1,877	1,877
Accumulated other comprehensive loss (related party: $(737) and $(580))	(1,155)	(1,325)
Retained earnings	10	504
Total stockholder's equity	738	1,062

Total liabilities and stockholder’s equity	$150,082	$151,552

See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

Consolidated Statements of Operations

	Year Ended December 31,
(in millions)	2024	2023	2022
Revenues
Premiums (related party: $(61), $(56), and $(27))	$84	$88	$99
Policy charges and fee income (related party $(322), $(304), and $(320))	629	646	509
Net investment income (related party: $(382), $(380), and $(136))	515	590	778
Investment related losses, net (related party: $104, $361, and $696)	(493)	(929)	(76)
Total revenues	735	395	1,310

Benefits, Losses and Expenses
Benefits and losses (remeasurement loss (gain): $101, $(17), and $10; related party: $(488), $(276), and $(117))	449	307	521
Change in market risk benefits (related party: $155, $77, and $4)	(137)	(305)	(295)
Amortization of value of business acquired and deferred acquisition costs (related party: $10, $14, and $19)	52	55	61
Insurance operating costs and other expenses (related party: $(133), $(136), and $(119))	313	334	301
Total benefits, losses and expenses	677	391	588

Income before income taxes	58	4	722

Income tax expense (benefit) (related party: $(46), $(12), and $90)	(20)	(39)	107
Net income	$78	$43	$615

See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

Consolidated Statements of Comprehensive Income (Loss)

	Year Ended December 31,
(in millions)	2024	2023	2022
Net income	$78	$43	$615

Other comprehensive income (loss), net of tax
Unrealized gain (loss) on available-for-sale securities without an allowance for credit losses	28	675	(2,606)
Unrealized gain (loss) on cash flow hedges	(2)	4	(27)
Gain (loss) related to discount rate for reserve for future policy benefits (related party: $(157), $182, and $(762))	156	(212)	873
Gain (loss) related to credit risk for market risk benefits	(13)	(133)	96
Other comprehensive income (loss), net of tax	169	334	(1,664)

Comprehensive income (loss)	$247	$377	$(1,049)

See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

Consolidated Statements of Changes in Stockholder's Equity

(in millions)	Common Stock	Additional Paid-in Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings (Deficit)	Total
Balance as of January 1, 2022	$6	$1,877	$5	$421	$2,309
Net income	—	—	—	615	615
Other comprehensive loss	—	—	(1,664)	—	(1,664)
Balance as of December 31, 2022	6	1,877	(1,659)	1,036	1,260

Net income	—	—	—	43	43
Other comprehensive income	—	—	334	—	334
Dividends	—	—	—	(575)	(575)
Balance as of December 31, 2023	6	1,877	(1,325)	504	1,062

Net income	—	—	—	78	78
Other comprehensive income	—	—	169	—	169
Sale of consolidated subsidiary to parent	—	—	1	(1)	—
Dividends	—	—	—	(571)	(571)
Balance as of December 31, 2024	$6	$1,877	$(1,155)	$10	$738

See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

Consolidated Statements of Cash Flows

	Year Ended December 31,
(in millions)	2024	2023	2022
Operating Activities
Net income	$78	$43	$615

Adjustments to reconcile net income to net cash provided by operating activities:
Investment related losses, net (related party: $(104), $(361), and $(696))	493	929	76
Amortization of unearned revenue reserves (related party: $(53), $(56), and $(5))	(113)	(118)	(68)
Amortization of value of business acquired and deferred acquisition costs (related party: $9, $14, and $19)	52	55	61
Depreciation and amortization	140	167	227
Deferred income taxes (related party: $(46), $(12), and $90)	15	(37)	124
Interest credited on investment and universal life-type contracts	532	370	481
Change in market risk benefits (related party: $155, $77, and $4)	(137)	(305)	(295)
Other operating activities, net (related party: $(417), $382, and $136)	(486)	(571)	(40)

Changes in operating assets and liabilities:
Reinsurance recoverables (related party: $509, $(510), and $198)	20	178	(741)
Reserve for future policy benefits	394	92	228
Other assets and liabilities (related party: $98, $447, and $0)	39	328	91
Net proceeds from reinsurance transactions	—	—	121
Net cash provided by operating activities	1,027	1,131	880

Investing Activities
Proceeds from sales, maturities, and prepayments of:
Fixed maturities	3,164	2,182	6,185
Equity securities	79	6	26
Mortgage loans	236	588	258
Investment funds (related party: $18, $1, and $0)	350	295	64
Consolidated subsidiary to parent	16	—	—
Other investments	—	6	—
Payments for purchases of:
Fixed maturities (related party: $(74), $(32), and $0)	(1,848)	(1,200)	(4,607)
Equity securities	(1)	(2)	(22)
Mortgage loans	(87)	(132)	(667)
Investment funds (related party: $(68), $(44), and $0)	(126)	(126)	(158)
Other investments	(99)	—	—
Net proceeds from (payments for):
Reverse repurchase program	—	—	25
Policy loans	(37)	(33)	(11)
Derivatives	(443)	(913)	(559)
Short-term investments (related party: $(100), $(340), and $(100))	(125)	287	(255)
Net cash provided by investing activities	1,079	958	279

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Consolidated Statements of Cash Flows (continued)

	Year Ended December 31,
(in millions)	2024	2023	2022
Financing Activities
Investment and universal life-type contracts:
Deposits and other additions	2,908	2,693	2,033
Withdrawals and other deductions	(9,801)	(10,635)	(8,109)
Net transfers from separate accounts	5,498	6,799	5,140
Net change in securities loaned or sold under agreements to repurchase	(67)	(123)	(99)
Dividends to parent	(571)	(575)	—
Net cash used for financing activities	(2,033)	(1,841)	(1,035)

Net increase in cash	73	248	124
Cash at beginning of period	421	173	49
Cash at end of period	$494	$421	$173

Supplemental Disclosure of Cash Flow Information:
Net income taxes received (paid)	$(19)	$(74)	$142

See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)
1.Basis of Presentation and Significant Accounting Policies
Talcott Resolution Life Insurance Company, together with its subsidiaries, (collectively, "TL", the "Company," "we" or "our") is a life insurance and annuity company and comprehensive risk solutions-provider in the United States (“U.S.”) and is a wholly-owned subsidiary of TR Re, Ltd. ("TR Re"), a Bermuda based entity. Talcott Resolution Life, Inc. ("TLI"), a Delaware corporation and Talcott Holdings, L.P. ("THLP") are indirect parents of the Company, and the Company has an ultimate parent of Talcott Financial Group, Ltd. ("TFG", "the Group").
Basis of Presentation
The consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), which differ materially from the accounting practices prescribed by various insurance regulatory authorities to which we are subject.
Consolidation
The consolidated financial statements include the accounts of TL and entities the Company directly or indirectly has a controlling financial interest in which the Company is required to consolidate. All intercompany transactions and balances between TL and its subsidiaries have been eliminated. Entities in which TL has significant influence over the operating and financing decisions but is not required to consolidate are reported using the equity method.
Use of Estimates
The preparation of consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions affecting the reported amount of assets and liabilities as of the date of the financial statements and reported amounts of revenues and expenses for the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that are uncertain and subject to change. Many of these policies, estimates, and related judgments are common in the insurance and financial services industries; others are specific to the Company’s business and operations. Actual results could differ materially from these estimates.
Our principal estimates impact the following reported amounts and disclosures:
•Fair value of investments;
•Impairment of investments and allowance for credit losses (“ACL”);
•Derivatives valuation, including embedded derivatives;
•Market risk benefits (“MRB”);
•Reserve for future policy benefits;
•Valuation allowances on deferred tax assets (“DTA”);
•Evaluation of goodwill for impairment.
Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the worldwide debt or equity markets could have a material impact on the consolidated financial statements. Additional details regarding these estimates and related assumptions are discussed in the following description of significant accounting policies and the related footnote disclosures.
Significant Accounting Policies
The Company’s significant accounting policies are as follows:
Segment Information
The Company has one reportable segment: life and retirement products. The segment is comprised of variable annuities ("VA"), fixed annuities, payout annuities, fixed indexed annuities ("FIA"), and private-placement life insurance products (inclusive of universal life products, such as corporate-owned life insurance (“COLI"). The Company derives revenue exclusively from external customers and manages the business activities on a consolidated basis. The Company’s chief operating decision maker ("CODM") is the Group Chief Executive Officer. The CODM regularly reviews only the consolidated statements of operations and as such, consolidated net income is the measure of segment profit or loss used by the CODM to evaluate how the Company supports the generation of regulatory surplus and how to allocate capital among the Group.
Refer to Note 2 - Segment Information for additional information.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Investments
Fixed Maturities
Fixed maturities consist    of debt securities including bonds, structured securities, redeemable preferred stock and commercial paper. Structured securities include asset-backed securities (“ABS”), collateralized loan obligations (“CLO”), commercial mortgage-backed securities (“CMBS”), and residential mortgage-backed securities (“RMBS”). Most of these investments are classified as available-for-sale (“AFS”) and are carried at fair value, net of ACL. Unrealized gains and losses (i.e., after-tax difference between fair value and cost or amortized cost) not attributable to ACL are reflected in equity as a component of accumulated other comprehensive loss ("AOCI").
Equity Securities
Equity securities are carried at fair value with any changes in fair value recorded in investment related losses, net in the consolidated statements of operations.
Mortgage Loans
Mortgage loans are carried at the outstanding principal balance adjusted for unamortized premiums and discounts, net of ACL. Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate, adjusted for amortization of premiums and accretion of discounts.
Policy Loans
Policy loans are carried at outstanding principal balance, which approximates fair value. Interest income is recognized as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy’s anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest are deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.
Investment Funds
Investment funds principally represent limited partnerships (“LPs”) and other similar legal entity structures accounted for under the equity method. Under the equity method, investments are generally carried based on the Company’s pro rata ownership percentage in the net assets of the investee, and the Company’s share of earnings is included in net investment income.
Recognition of income related to investment funds is often delayed due to the availability of the related financial information, which are generally obtained from the entity’s managers, general partners, or managing members and may be reported on a lag of up to three months. Accordingly, income for the years ended December 31, 2024 and 2023 and 2022 may not include the full impact of current year changes in valuations of the underlying assets and liabilities of the funds for that same calendar year.
Other Investments
Other investments consist of derivative instruments, and insurance company-owned life insurance (“ICOLI”). Derivative instruments are carried at fair value. ICOLI investments are carried at the net realizable amount, which is generally represented by the cash surrender value of the insurance policy.
Short-Term Investments
Short-term investments include financial instruments with remaining maturities less than twelve months when purchased. Short-term investments include financial instruments that would otherwise qualify as cash equivalents but are acquired with the primary objective of earning investment income, which make up $735 and $714 of the carrying amount as of December 31, 2024 and 2023, respectively.
Short-term loans and short-term investments that would otherwise qualify as cash equivalents are carried at fair value, where amortized cost approximates fair value. Short-term debt securities are generally classified as AFS and accounted for consistent with our policies for fixed maturities described above.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Funds Withheld Liability
A funds withheld liability is recorded for funds contractually withheld by the Company under modified coinsurance arrangements in which the Company is the cedant. The assets are primarily held in trust accounts established by the Company, and the Company pays or receives cash quarterly to settle the operating results of the reinsured business, including the investment results.
The funds withheld liability is carried at the fair value of the underlying investments, net of any payables and receivables of the reinsurance arrangement. The funds withheld liability is measured as the total of the host contract, which we have assessed as the book value of assets, and the embedded derivative, which we have assessed as the net unrealized gains or losses on the underlying assets as the ceding insurer is obligated to pay the total return on the underlying investments. We record the total return of the funds withheld liability within net income (inclusive of the return on both the host contract and the embedded derivative). We allocate the total return between net investment income, measured as a risk-free rate on the host contract, and investment related losses, net, measured as the difference between the total return and net investment income.
Fair Value Option
The Company has elected the fair value option (“FVO”) for certain corporate bonds included in fixed maturities, and investment funds. Where elected, changes in fair value of investments are recorded within investment related losses, net.
Refer to Note 5 — Fair Value Measurements for additional details regarding investments for which the Company has elected the FVO.
Impairment of Investments and the Allowance for Credit Losses
We periodically evaluate our fixed maturities, mortgage loans, and other financial instruments for credit losses. Subsequent recoveries of credit losses are recognized as reversals of the ACL with a corresponding reversal recorded as a component of investment related losses, net. Additionally, for any purchased financial assets with a more-than-insignificant amount of credit deterioration since original issuance, we establish an ACL at acquisition, which is recorded with the purchase price to establish the initial amortized cost of the investment.
Fixed Maturities
We review our fixed maturities for declines in fair value that could be impairment related, or attributable to credit risk factors that may require an ACL. If we intend to sell a debt security where amortized cost exceeds fair value, or we determine it is more likely than not that we will be required to sell a debt security before recovery of amortized cost, we determine an impairment has occurred and amortized cost is written down to fair value with a corresponding charge recorded as a component of investment related losses, net.
If amortized cost exceeds fair value, but we do not intend to sell a security and we determine it is not more likely than not that we will be required to sell before recovery of amortized cost, we evaluate the security for indicators of a credit loss that may require an ACL. We evaluate a number of factors to determine whether a decline in fair value is attributable to a credit loss, including but not limited to: market interest rates and issuer credit ratings and outlooks. The significance of the decline in fair value is a factor in our analysis, but is generally not determinative in whether we record a credit loss, as other factors are often more relevant in our evaluation of a security. If we determine a credit loss has occurred, we record as an ACL with a corresponding charge recorded as component of investment related losses, net. The remaining change in fair value is recorded in equity as a component of AOCI.
Mortgage Loans
We monitor individual loan performance, and with the exception of individually identified loans where the borrower is experiencing financial difficulty, we pool loans with homogeneous risk characteristics for purposes of estimating lifetime credit losses and measuring an ACL.
Refer to Note 3 - Investments for further details regarding the ACL for fixed maturities and mortgage loans.
Other Financial Instruments
We also evaluate other financial instruments, such as reinsurance recoverables and off-balance sheet credit exposures that the Company cannot unconditionally cancel. The measurement of the expected credit loss is based on historical loss data, current conditions, and reasonable and supportable forecasts and recorded as an ACL, consistent with treatment of fixed maturities and mortgage loans.
Refer to Note 6 - Reinsurance for further details regarding the ACL for reinsurance recoverables.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Net Investment Income
The components of net investment income include:
•Interest income from debt securities, mortgage loans, and interest rate swaps, which is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future prepayments;
•Prepayment fees and make-whole payments on debt securities and mortgage loans, which are recognized when earned;
•Dividends for equity securities, which are recognized on the ex-dividend date;
•Share of earnings for the Company's interests in investment funds, which is recognized when reported in the investee’s financial statements;
•A portion of the change in funds withheld, measured as the risk-free return on the host contract;
•A reduction for investment expenses.
Investment Related Losses, Net
The components of investment related losses, net include:
•Realized gains and losses on the sale of investments, determined on a specific identification basis;
•Fair value changes in equity securities;
•Fair value changes in derivative contracts (both freestanding and embedded, including the embedded derivative within funds withheld) that do not qualify, or are not designated, as a hedge for accounting purposes;
•Fair value changes for investments where the FVO has been elected;
•Impairments and changes in the ACL on AFS debt securities, mortgage loans, and reinsurance recoverables;
•Foreign currency transaction remeasurements.
Accrued Interest Receivable
Accrued interest receivable on AFS debt securities and mortgage loans are recorded in other assets on the consolidated balance sheets and are not included in the carrying value of the investment. The Company does not include the current accrued interest receivable balance when estimating the ACL. The Company has a policy to write-off accrued interest receivable balances that are more than 90 days past due or in other circumstances in which management deems the interest uncollectible. Write-offs of accrued interest receivable are recorded as a credit loss component of investment related losses, net.
Variable Interest Entities
The Company is engaged with various special purpose entities and other entities that are deemed to be variable interest entities ("VIE") primarily as an investor through normal investment activities.
A VIE is an entity that either has investors that lack certain essential characteristics of a controlling financial interest, such as simple majority kick-out rights, or lacks sufficient funds to finance its own activities without financial support provided by other entities. The Company performs ongoing qualitative assessments of its VIE exposures to determine whether the Company has a controlling financial interest in the VIE and therefore is the primary beneficiary. The Company is deemed to have a controlling financial interest when it has both the ability to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or right to receive benefits from the VIE that could potentially be significant to the VIE. Based on the Company’s assessment, if it determines it is the primary beneficiary, the Company consolidates the VIE in the Company’s consolidated financial statements.
Refer to Note 3 — Investments for additional details regarding the Company’s investments in VIEs.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Non-Consolidated Variable Interest Entities
The Company, through normal investment activities, makes passive investments in LP and similar legal entity structures which are reported in investment funds on the Company’s consolidated balance sheets. For these non-consolidated VIEs, the Company has determined it is not the primary beneficiary as it has no ability to direct activities that could significantly affect the economic performance of the investments.
In addition, the Company makes passive investments in structured securities issued by VIEs for which the Company is not the manager. These investments are reported in fixed maturities, on the Company’s consolidated balance sheets. The Company has not provided financial or other support with respect to these investments other than its original investment. For these investments, the Company determined it is not the primary beneficiary due to the relative size of the Company’s investment in comparison to the principal amount of the structured securities issued by the VIE, the Company’s inability to direct the activities that most significantly impact the economic performance of the VIE, and, where applicable, the level of credit subordination which reduces the Company’s obligation to absorb losses or right to receive benefits. The Company’s maximum exposure to loss on these investments is limited to the amount of the Company’s investment.
Derivative Instruments
Accounting and Financial Statement Presentation of Derivative Instruments and Hedging Activities
Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or other underlying notional amounts. We regularly invest in derivatives to hedge the risks inherent in our business, such as interest rate, equity market, issuer credit, currency exchange, or market volatility. We may also invest in derivatives to manage liquidity or engage in synthetic replication transactions. Derivatives are carried on the consolidated balance sheets at fair value and are reported in other investments and other liabilities. We have master netting agreements with certain of our counterparties that provide the legal right of offset and allow for the netting of our derivative asset and liability positions by counterparty. Where applicable, the Company has elected to offset the fair value amounts, income accruals, and related cash collateral receivables and payables of derivatives executed by a legal entity and with the same counterparty or under a master netting agreement.
On the date the derivative contract is entered into, the Company designates the derivative as either:
•a hedge of the variability in cash flows of a forecasted transaction or of amounts to be received or paid related to a recognized asset or liability (“cash flow hedge”), or
•held for other investment and/or risk management purposes, which do not qualify for hedge accounting and primarily involves managing asset or liability related risks.
We formally document all relationships between hedging instruments and hedged items, as well as the risk-management objective and strategy for undertaking each hedge transaction. The documentation identifies how the hedging instrument (i.e., the derivative) is expected to hedge the designated risk (i.e., the specific forecasted transactions) and the method that will be used to assess the hedging instrument’s effectiveness.
To qualify for hedge accounting, the hedging instrument must be assessed as highly effective in offsetting the designated risk. We formally assess hedge effectiveness quarterly and at each hedge’s inception. This assessment is primarily performed using quantitative methods as well as qualitative methods. Quantitative methods include regression or other statistical analysis of changes in fair value or cash flows associated with the hedge relationship. Qualitative methods may include comparison of critical terms of the derivative to the hedged item.
For derivatives that are designated and qualify as cash flow hedges, including foreign-currency cash flow hedges, the gain or loss on the derivatives are recorded in OCI and are reclassified into net income in the same period during which the hedged transaction impacts net income. Gains and losses on derivatives that are reclassified from AOCI to net income, as well as periodic net coupon settlements, are included in the line item within the consolidated statements of operations in which the cash flows of the hedged transaction are reported. On the consolidated statements of cash flows, cash flows from derivatives are presented in the same category as the cash flows from the hedged transaction.
We discontinue hedge accounting prospectively if:
•it is determined that the qualifying criteria are no longer met;
•the derivative is no longer designated as a hedging instrument; or
•the derivative expires or is sold, terminated or exercised.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
When cash flow hedge accounting is discontinued because we become aware that it is no longer probable that the forecasted transaction will occur, the derivative continues to be carried at fair value on the consolidated balance sheets, and gains and losses previously recorded in OCI and reported in AOCI are reclassified to net income in the period that hedge accounting is discontinued. In other situations where hedge accounting is discontinued, including those where the derivative is sold, terminated or exercised, amounts previously deferred in AOCI are reclassified into earnings when earnings are impacted by the hedged transaction.
Investments in derivatives for other investment or risk management activities do not receive hedge accounting treatment and primarily relate to strategies used to reduce economic risk or replicate permitted investments. Gains and losses on such derivatives, including periodic net coupon settlements, are reported in the consolidated statements of operations as a component of investment related losses, net.
Embedded Derivatives
The Company purchases and historically issued and assumed financial instruments and products that contain embedded derivative instruments that we record with the associated host contract. For measurement purposes, we bifurcate the embedded derivative from the host contract when we determine that both of the following are true:
•the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract and
•a separate instrument with the same terms would qualify as a derivative instrument.
The embedded derivative is presented on the same financial statement line item as the host contract and is carried at fair value with changes in fair value recorded as a component of investment related losses, net.
Credit Risk
Credit risk is defined as the risk of financial loss due to uncertainty of an obligor’s or counterparty’s ability or willingness to meet its obligations in accordance with agreed upon terms. The Company manages the credit risk of derivative instruments by entering into transactions with high quality counterparties primarily rated A or better, which are monitored and evaluated by the Company’s risk management team and reviewed by senior management. The Company monitors counterparty credit exposure on a regular basis to ensure compliance with Company policies and statutory limitations. Credit exposures are measured using the market value of the derivatives, resulting in amounts owed to the Company by its counterparties, mitigated by or potential payment obligations from the Company to its counterparties which meet the criteria for offset.
The Company generally requires that over-the-counter (“OTC”) derivative contracts, other than certain forward contracts, be governed by International Swaps and Derivatives Association agreements which are structured by legal entity and by counterparty and permit right of offset. OTC-cleared derivatives are governed by clearinghouse rules, which act as an independent valuation source and reduce exposure to credit risk through daily variation margin requirements. Some agreements require daily collateral settlement based upon agreed upon thresholds. For purposes of daily derivative collateral maintenance, credit exposures are generally quantified based on the prior business day’s market value and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of the derivatives exceed the contractual thresholds. For the Company’s domestic derivative programs, the maximum uncollateralized threshold for a derivative counterparty for a single legal entity is $7.
Cash
Cash is carried at cost and includes cash on hand, demand deposits with banks or other financial institutions, money market funds, and all highly liquid debt instruments purchased with an original maturity of three months or less.
Reinsurance
The Company enters into reinsurance transactions with related parties and unaffiliated insurer counterparties for a variety of reasons, including strategic business growth opportunities (for assumed transactions) and capital and risk management (for ceded transactions). Ceded reinsurance arrangements do not discharge the Company’s liability as the primary insurer, and failure of counterparties to honor their obligations could result in losses to the Company. Reinsurance is placed with reinsurers that meet strict financial criteria established by the Company, and the Company regularly evaluates concentrations of credit risk and the financial condition of its reinsurers.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
We assume insurance from and cede insurance to our counterparties using a variety of structures, including: coinsurance, coinsurance with funds withheld, modified coinsurance, and yearly renewable term. For an agreement to qualify for reinsurance accounting, it must include insurance risk (inclusive of underwriting, investment, and timing risk) and satisfy risk transfer conditions that include a reasonable possibility of a significant loss for the assuming entity. If an arrangement does not meet risk transfer requirements, the Company accounts for the arrangement using deposit accounting (i.e., as a financing transaction).
Reinsurance recoverables are generally recognized and measured consistent with the liabilities of the underlying contracts. Reinsurance recoverables include balances due from counterparties for paid and unpaid losses and are presented net of an ACL, which is based on the expectation of potential lifetime credit loss from the counterparty. Premiums and benefits and losses reflect the net effects of assumed and ceded reinsurance transactions. Included in other assets are prepaid reinsurance premiums, which represent the portion of premiums ceded to reinsurers applicable to the unexpired terms of the reinsurance agreements. For assumed reinsurance of existing in-force blocks, a net loss on reinsurance is recorded as deferred acquisition costs (“DAC”) and a net gain on reinsurance is recorded as unearned revenue reserves (“URR”). Certain MRBs have also been reinsured, and these are reflected within reinsurance recoverables on the consolidated balance sheets.
Under coinsurance arrangements, reserves and invested assets are transferred from the ceding insurer to the reinsurer. In certain arrangements, the reinsurer holds the assets supporting the reserves in a trust for the benefit of the ceding insurer.
Refer to Note 6 - Reinsurance for additional information related to the various trusts maintained by the Company.
Under coinsurance with funds withheld arrangements, ceded reserves are transferred to the reinsurer; however, invested assets that support the reserves are retained by the ceding insurer, and the counterparties periodically settle investment returns with respect to the invested assets. Under modified coinsurance arrangements, both the ceded reserves and the invested assets that support the reserves are legally retained by the ceding insurer, and the counterparties periodically net settle profit and loss with respect to both the investment returns and the underlying insurance obligations.
Both modified coinsurance and coinsurance with funds withheld arrangements require the ceding insurer to establish a mechanism which legally segregates the invested assets. The Company maintains the right of offset on general account assets and liabilities reinsured on both a coinsurance with funds withheld and modified coinsurance basis, but we have elected to present balances due from and due to reinsurance counterparties on a gross basis, as reinsurance recoverables and funds withheld liability for ceded reinsurance or funds withheld at interest for assumed reinsurance on the consolidated balance sheets. Separate account assets and liabilities assumed on a modified coinsurance basis are reported on a net basis on the consolidated balance sheets. Revenues from the reinsurance of separate accounts, however, is recorded as premiums or policy charges and fee income on the consolidated statements of operations.
Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves, and Other Balances
Value of Business Acquired
Value of business acquired (“VOBA”) is an intangible asset that represents the portion of a purchase price allocated to the estimated value of the right to receive future cash flows and earnings of acquired insurance and investment contracts. It is determined as of the date of the acquisition for the acquired contracts in-force, and positive VOBA is initially measured as the excess of book value of the policy liabilities over the actuarially estimated present value of future cash flows. The principal assumptions used in estimating VOBA include equity market returns, mortality, persistency, expenses, and discount rates. Actual experience on the acquired contracts may vary from these projections and the recovery of VOBA is dependent upon the future profitability of the related business. The Company tests the aggregate recoverability of positive VOBA by comparing the existing balance to the present value of future profitability.
For certain transactions, the fair value of cash flows related to acquired insurance and investment contracts results in an obligation which exceeds the book value of policy liabilities, requiring additional reserves (“negative VOBA”). Negative VOBA is presented separately from VOBA as an additional reserve included either in the reserve for future policy benefits or other policyholder funds and benefits payable on the balance sheets, depending on the presentation for the underlying contracts generating the amount.
Deferred Acquisition Costs
As noted in the Reinsurance section above, specific to assumed block reinsurance, the excess of reserves and ceding commission over assets received is recorded as DAC. In addition, incremental direct costs such as commissions are capitalized when incurred if directly related to the successful acquisition of new or existing insurance contracts and incurred on a non-level or non-recurring basis.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Unearned Revenue Reserve
As noted in the Reinsurance section above, a net gain on assumed reinsurance resulting from the excess of asset received over reserves and ceding commissions is recorded as URR within other policyholder funds and benefits payable on the consolidated balance sheets.
Amortization of Deferred Acquisition Costs and Other Balances
The Company amortizes VOBA, DAC, URR and other balances (e.g., adjustments associated with FIA MRBs) through net income on a constant-level basis over the expected term for a group of contracts (i.e., cohorts), using the same cohorts used to estimate the related liabilities for those contracts. Inputs and assumptions are required for determining the expected term of contracts and are consistent with those used to estimate the related liabilities. The determination of such assumptions uses actuarially accepted methods to estimate decrement rates related to policyholder behavior for lapses, withdrawals (surrenders) and mortality.
The constant-level basis approximates a pattern of straight-line amortization at an individual contract level, and uses a basis specific to the underlying product, generally policy counts or gross premiums. The amortization rate is calculated at the end of each reporting period and is inclusive of actual experience for the reporting period and any assumption updates. The revised amortization rate is applied prospectively from the beginning of the current reporting period. Amortization can never result in an increase of the VOBA, DAC or URR balance initially established.
Refer to Note 7 - Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves, and Other Balances for further information.
Income Taxes
We measure income taxes using the asset and liability method, where deferred income taxes are recognized to represent the tax consequences of temporary differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse. We evaluate the likelihood of realizing the benefit of the DTA, and if required, record a valuation allowance to reduce the total DTA, net of valuation allowance, to an amount that will more likely than not be realized. The Company classifies interest and penalties (if applicable) as income tax expense in the consolidated statements of operations.
Refer to Note 14 - Income Taxes for additional information.
Goodwill
Goodwill represents the excess of the purchase price of an acquired business over the fair value of identifiable net assets acquired and is allocated to identified reporting units. Goodwill is not amortized but is evaluated for impairment on an annual basis or more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value. Our methodology for conducting this goodwill impairment evaluation includes a qualitative assessment and, when considered necessary, a quantitative assessment.
The Company has the option to initially perform an assessment of qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. The qualitative factors may include, but are not limited to, economic conditions, industry and market considerations, cost factors, overall financial performance of the entity or a reporting unit and other company and entity-level or reporting unit-specific events. If it is determined that it is more likely than not that the fair value of the reporting unit is less than its carrying amount, we then perform a quantitative assessment. If the carrying values of the reporting units exceed their fair value, an impairment loss is recognized and the carrying amount of goodwill is adjusted.
Refer to Note 8 - Goodwill and Other Intangible Assets for additional information.
Other Intangible Assets
Other intangible assets with definite lives consist of software amortized over a period not to exceed seven years. Other intangible assets with indefinite lives primarily consist of state insurance licenses and are not amortized but are reviewed annually in the Company’s impairment evaluation. They will be tested for impairment more frequently if an event occurs or circumstances change to indicate the fair value of indefinite-lived other intangible assets is less than the carrying value.
Refer to Note 8 - Goodwill and Other Intangible Assets for additional information.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Separate Accounts
The Company has issued VA and life insurance contracts through its separate accounts, which represent funds maintained to meet specific investment objectives of policyholders who direct the investments and bear the investment risk, with the exception of any contractual minimum guarantees made by the Company with respect to certain accounts, which are considered MRBs. The Company’s separate accounts include the variable account value portion of VA, variable life insurance products and individual, institutional, and governmental investment contracts. The Company has reinsured certain separate accounts on a modified coinsurance basis to related parties and unaffiliated reinsurers.
Separate account assets are legally segregated and are not subject to claims that arise out of any other business of the Company. We report separate account assets as a summary total based on the fair value of the underlying investments. A corresponding summary total of separate account liabilities is reported at an amount equal to separate account assets and represents the account balance to be returned to the contractholder. The investment risk is solely borne by the contractholders and investment income and investment related and unrealized gains and losses of the separate accounts directly accrue to the contractholders; therefore, they are not recognized in the consolidated statements of operations. The Company recognizes fee income for investment management, certain administrative services and cost of insurance charges.
Refer to Note 9 - Separate Accounts for additional information and Note 12 - Market Risk Benefits for further information.
Reserve for Future Policy Benefits
Reserve for future policy benefits represent estimated insurance liabilities and primarily consist of the liability for future policy benefits (“LFPB”) and deferred profit liability (“DPL”) related to life-contingent payout annuities, as well as additional liabilities for universal life with secondary guarantee ("ULSG") contracts. Reserve for future policy benefits also consists of LFPB related to traditional long-duration insurance reserves for whole life and guaranteed term life insurance and other contracts.
Liability for Future Policy Benefits
The LFPB includes reserves for life-contingent contract annuitizations, including structured settlements and terminal funding agreements and traditional life insurance contracts. Insurance contracts are grouped into cohorts based on issue year and contract type for purposes of recognizing the LFPB. For contracts acquired through an inforce reinsurance arrangement or business combination, multiple issue years prior to the acquisition date are generally aggregated for purposes of identifying a single, issue-year cohort as of the acquisition date.
The LFPB is calculated using standard actuarial methods, which consider the present value of future benefits and related expenses to be paid, less the present value of the portion of future premiums required. Such calculations are measured using updated cash flow and discount rate assumptions. The Company updates the LFPB at least quarterly for actual experience and future cash flow assumptions are evaluated at least annually. Cash flow assumptions include, among others, mortality and lapse rates, and are reviewed and updated, as needed, following the Company’s assumption review. Cash flow assumptions may be updated more frequently, if necessary, based on trending experience and future expectations. The effect on the LFPB attributable to updates for actual experience and updates in cash flow assumptions are both recorded as benefits and losses. However, actual experience (e.g., paid claims) is reported as benefits and losses while remeasurement of the LFPB for the effect of cash flow assumption updates is reported as a separate remeasurement gain or loss.
The LFPB is computed at amounts that, with additions from interest on such reserves compounded annually at assumed rates, are expected to be sufficient to meet the Company’s policy obligations as they become due or in the event of an insured’s death.
Cash flows are discounted using an upper-medium grade, fixed-income instrument yield (the equivalent of a low credit risk, Single A corporate bond rate). We establish the upper-medium grade yield for each cohort as of contract inception. For contracts issued evenly throughout a reporting period (or subsequent annuitizations for life-contingent payout annuities), a weighted-average discount rate is calculated on a quarterly basis. For contracts acquired through an inforce reinsurance arrangement or business combination, the contract inception date is identified as the acquisition date. In subsequent measurement periods, reserve accretion is calculated using the locked-in yield curve established at contract inception and is recorded as benefit expense through net income.
The LFPB is additionally remeasured each reporting period using current upper-medium grade yields, and the effect on the LFPB attributable to changes in the discount rate is recorded in OCI. When developing an upper-medium grade yield curve, the Company maximizes the use of observable data as of each valuation date to reflect the duration characteristics of the insurance liabilities.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Deferred Profit Liability
The DPL is recognized at contract inception of limited-payment contracts and represents the profit margin in premiums paid over a shorter duration than the claim payment period. The DPL accretes interest similar to the LFPB and is amortized in a constant relationship with expected future benefits payments for annuity contracts and insurance in force for life contracts. Amortization is recognized in benefits and losses within the consolidated statements of operations.
Consistent with the LFPB, the Company updates the DPL at least quarterly for actual experience, and future cash flow assumptions are reviewed and updated, as needed, following the Company’s assumptions review. Cash flow assumptions may be updated more frequently, if necessary, based on trending experience and future expectations. Consistent with the LFPB, actual experience is reported as benefits and losses while the effect on the DPL attributable to updates in cash flow assumptions is reported as a separate remeasurement gain or loss within benefits and losses in the consolidated statements of operations.
Additional Liabilities for Other Insurance Benefits
Additional liabilities for other insurance benefits primarily relate to ULSG benefits which provide additional protection against policy termination and may continue to provide a death benefit, even if there is insufficient policy value to cover the monthly deductions and charges. The reserve is determined by estimating the expected present value of the benefits in excess of the policyholder’s expected account value in proportion to the present value of total expected contract assessments and investment margin. Present values are determined using the contract rate, and interest accrues on the liability using the same rate. The reserve is reduced by the amount of cumulative excess payments but is never reduced below zero. Consistent with the LFPB, the reserve calculation is updated on a quarterly basis for actual experience, and future cash flow assumptions are reviewed and updated, as needed, following the Company’s assumptions review. Consistent with the LFPB, actual experience is reported as benefits and losses while the effect on the additional liabilities attributable to updates in cash flow assumptions is reported as a separate remeasurement gain or loss within benefits and losses in the consolidated statements of operations.
Refer to Note 10 - Reserve for Future Policy Benefits for additional information regarding the liability for future policy benefits and additional liabilities for other insurance benefits.
Other Policyholder Funds and Benefits Payable
Other policyholder funds and benefits payable primarily consists of policyholder account balances (“PAB”), URR, negative VOBA, and other balances. Refer to the Reinsurance and VOBA policy sections above for additional information on URR and negative VOBA. Other balances primarily include FIA host offsets, which are amounts used to offset the value of the MRB at contract inception and is further described in the MRB policy section below.
Policyholder Account Balances
PABs represent the fixed contract value that has accrued to the benefit of the policyholder as of the balance sheet date and are applicable for non-life contingent payout annuities and contracts with explicit account values, including VA, fixed annuities, COLI, and other investment or universal life-type contracts (“UL”). This liability is primarily measured as accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance, as applicable. The liability recognized for non-life contingent payout annuities, including structured settlements, is measured as the present value of future payments using the effective yield at contract inception. Significant changes in experience or assumptions related to PABs for UL-type products may require the Company to establish premium deficiency reserves. Premium deficiency reserves, if any, are established based on current assumptions without considering a provision for adverse deviation. Changes in or deviations from the assumptions used can significantly affect the Company’s reserve levels and results from operations.
FIA contract balances appreciate based on a guaranteed minimum crediting rate or the performance of market indices and generally protect the contract owner against loss of principal. FIAs allow the policyholder to elect a fixed interest rate return or an equity market index and may include living withdrawal benefits or enhanced annuitization benefits.
For FIA contracts where an equity market index is elected, the account value attributable to equity performance, is not clearly and closely related to the host contract and is recognized as an embedded derivative. The host contract, identified as the non-variable guaranteed minimum contract value, is initially measured as the contract inception account value less a host contract adjustment equal to the initial fair value of the embedded derivative. The PAB liability reported on the consolidated balance sheets is equal to the sum of the fair value of the embedded derivative and the host contract.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
The fair value of the embedded derivative is measured as the present value of cash flows attributable to the indexed strategies and is derived using assumptions to estimate future account values. The embedded derivative cash flows are discounted using a rate that reflects our own credit rating. The host contract adjustment is subsequently accreted over the underlying policy’s expected life using a locked-in accretion rate determined at contract issuance.
Refer to Note 11 - Other Policyholder Funds and Benefits Payable and Note 5 - Fair Value Measurements for additional information.
Market Risk Benefits
The Company historically issued and assumes via reinsurance certain guarantees and product features on VA and FIA products which protect the contractholder from, and expose the Company to, other-than-nominal capital market risk. The Company recognizes these features as MRBs, which include guaranteed minimum death benefit (“GMDB”), guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum income benefit (“GMIB”) for VA products, as well as guaranteed lifetime withdrawal benefit (“GLWB”) and expected annuitization benefits for FIA products.
MRBs are measured at the individual contract level and multiple MRBs within a single contract are measured and recognized as a single, compound MRB. MRBs are carried at fair value and may be recognized as a liability or an asset and are reported separately as MRB liabilities or assets on the consolidated balance sheets as there is no legal right of offset between contracts.
The fair value of MRBs is measured as the present value of expected future benefits payments to contractholders, less the present value of expected fees attributable to the MRB, if applicable. The cash flows associated with MRBs are discounted utilizing a risk-free discount rate, plus an applicable credit spread for the instrument-specific credit risk (“ISCR”). To estimate the appropriate credit spread, the Company considers its own credit risk for directly written and assumed contracts and the reinsurer’s credit risk for reinsured MRBs. Changes in the fair value of MRBs are recorded as the change in MRBs in the consolidated statements of operations, excluding portions attributed to changes in the Company’s own credit risk, which are recorded in OCI. For reinsured MRBs, changes in the MRB attributable to changes in the reinsurer’s nonperformance risk are recognized as part of the change in MRBs in the consolidated statements of operations.
At contract inception, we assess the fees and assessments collectible from the policyholder and to the extent they are attributable to the MRB, identify them as attributed fees to be used in MRB measurement. MRBs are measured and recognized at contract inception using this attributed fee method, and for FIA contracts with a day 1 MRB liability, an equivalent contra-liability, referred to as a host offset, is recognized in other policyholder funds and benefits payable on the consolidated balance sheets.
Upon annuitization of the contract or the extinguishment of the account balance, the MRB, related annuity contract and unamortized deferred costs are derecognized, including amounts within AOCI, and a LFPB and DPL for the remaining payout annuity contract is established, as applicable.
Directly written and assumed MRBs are not reduced for those riders that are ceded under reinsurance agreements. Instead, reinsured MRBs (“ceded MRBs”) are measured at fair value and are separately recorded in reinsurance recoverables on the consolidated balance sheets.
Refer to Note 12 - Market Risk Benefits for additional information.
Revenue Recognition
For investment and UL contracts such as VA, fixed annuities, and COLI, amounts collected from policyholders are considered deposits and are not included in revenues. Policy charges and fee income are recognized in the period in which services are provided, and primarily consists of fees for policy administration, cost of insurance charges or surrender charges assessed against PABs. For traditional life products, premiums are recognized as revenue when due from policyholders.
Adoption of New Accounting Standards
Reference Rate Reform (Topic 848) (ASU 2020-04, ASU 2021-01, and ASU 2022-06)
ASU 2020-04 and ASU 2021-01 provided practical expedients as codified within Topic 848 which were intended to ease operational burdens related to modifications to certain contracts, hedges and derivatives compelled due to reference rate reform. Each ASU was effective at issuance, adopted by the Company in prior years, and did not have a material effect on our financial statements. ASU 2022-06 deferred the sunset of Topic 848 from December 31, 2022 to December 31, 2024, at which point the practical expedients within Topic 848 after adoption are no longer be available. As of January 1, 2024, all ASUs were adopted and it did not have a material effect on our financial statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Fair Value Measurements of Equity Securities Subject to Contractual Sale Restrictions (ASU 2022-03)
ASU 2022-03 applies to both holders and issuers of equity and equity-linked securities measured at fair value and clarifies that a contractual sales restriction is not considered in measurement. The amendments are effective for the Company in fiscal years beginning after December 15, 2023, and interim periods within those fiscal years, with early adoption permitted. The Company adopted the provisions of ASU 2022-03 on January 1, 2024, and it did not have a material effect on our financial statements.
Segment Reporting - Improvements to Reportable Segment Disclosures (ASU 2023-07)
ASU 2023-07 requires additional disclosures regarding the Company’s CODM and significant segment expenses that are regularly provided to and used by the CODM in managing the business. The ASU also clarified the expanded disclosures will be applicable to entities with a single reportable segment. We adopted these updates effective January 1, 2024.
Refer to Note 2 - Segment Information for additional information.
Recently Issued Accounting Standards
Induced Conversions of Convertible Debt Instruments (ASU 2024-04)
ASU 2024-04 will clarify requirements for determining whether certain settlements of convertible debt instruments should be accounted for as an induced conversion or a debt extinguishment. The amendments are effective for the Company in fiscal years beginning after December 15, 2025 and interim periods within those fiscal years, with early adoption permitted. The Company is currently evaluating the impact of this guidance on the financial statements.
Income Statement – Expense Disaggregation Disclosures
ASU 2024-03 will require additional disclosures regarding specific expense categories. The amendments are effective for the Company in fiscal years beginning after December 15, 2026, and interim periods beginning after December 15, 2027, with early adoption permitted. The Company is currently evaluating the impact of this guidance on the financial statements.
Income Taxes - Improvements to Income Tax Disclosures (ASU 2023-09)
ASU 2023-09 will require additional disclosures with respect to taxes paid and the Company's effective tax rate reconciliation for federal, state, and foreign income taxes. The amendments are effective for the Company in fiscal years beginning after December 15, 2024, with early adoption permitted. The Company is currently evaluating the impact of this guidance on its 2025 financial statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
2.Segment Information

The following presents revenues from premiums and policy charges and fee income, as well as deposits on PABs, recorded in benefits and losses on the consolidated statements of operations, by product:
	Year Ended December 31,
	2024	2023	2022
Deposits
Variable annuities	$2	$2	$447
Fixed annuities	—	—	1
Fixed indexed annuities	394	469	188
Payout annuities	212	243	233
Universal life and other	—	2	—
Total deposits	$608	$716	$869

Revenues
Variable annuities	$440	$459	$292
Fixed annuities	1	1	1
Fixed indexed annuities	21	17	60
Payout annuities	66	61	46
Universal life and other	185	196	209
Total revenues	$713	$734	$608

Total assets for the single reportable segment are included within the consolidated balance sheets. Revenues and long-lived assets are exclusively concentrated in the U.S.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
3.Investments
Available-for-Sale Debt Securities
Major security types for AFS structured debt securities include the following:
•ABS: securities backed by leases, receivables, credit cards, and consumer loans (e.g., auto loans, education loans, and home equity loans).
•CLOs: securities collateralized by corporate bonds and bank loans, including those associated with commercial real estate.
•CMBS: commercial and other multi-family mortgage-backed and agency pass-through securities.
•RMBS: residential and other single-family mortgage-backed and agency pass-through securities, as well as collateralized mortgage obligations.

The following table presents the balances of AFS debt securities, by major security type:
	Amortized Cost	Allowance for Credit Losses	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
As of December 31, 2024
Fixed maturities, available-for-sale
Asset-backed securities	$467	$—	$3	$(14)	$456
Collateralized loan obligations	1,537	—	15	(3)	1,549
Commercial mortgage-backed securities	982	(1)	5	(106)	880
Corporate bonds	9,626	(2)	1	(1,673)	7,952
Foreign government and agencies	510	—	2	(50)	462
Municipal bonds	683	—	—	(144)	539
Residential mortgage-backed securities	380	(1)	2	(46)	335
U.S. Treasury bonds	1,347	—	—	(415)	932
Total fixed maturities, available-for-sale	$15,532	$(4)	$28	$(2,451)	$13,105

Short-term investments, available-for-sale	$62	—	—	—	$62

As of December 31, 2023
Fixed maturities, available-for-sale
Asset-backed securities	$376	$—	$3	$(16)	$363
Collateralized loan obligations	970	(2)	3	(5)	966
Commercial mortgage-backed securities	1,639	(7)	—	(186)	1,446
Corporate bonds	11,245	(7)	22	(1,715)	9,545
Foreign government and agencies	442	—	10	(48)	404
Municipal bonds	961	—	—	(158)	803
Residential mortgage-backed securities	508	—	—	(63)	445
U.S. Treasury bonds	1,194	—	—	(312)	882
Total fixed maturities, available-for-sale	$17,335	$(16)	$38	$(2,503)	$14,854

Short-term investments, available-for-sale	$28	—	—	—	$28

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
3. Investments (continued)

The following table presents the balances of AFS debt securities, by contractual maturity:
	As of December 31, 2024		As of December 31, 2023
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
One year or less	$398	$393	$392	$380
Over one year through five years	2,072	1,960	2,305	2,178
Over five years through ten years	2,372	2,098	3,351	2,960
Over ten years	7,386	5,496	7,822	6,144
Structured securities	3,366	3,220	3,493	3,220
Total	$15,594	$13,167	$17,363	$14,882

Estimated maturities may differ from contractual maturities due to call or prepayment provisions, due to the potential for variability in payment speeds (i.e., prepayments or extensions).

The following tables present the Company’s unrealized loss aging for AFS debt securities, by major security type and length of time that the securities were in a continuous unrealized loss position:
	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
As of December 31, 2024
Fixed maturities, available-for-sale
Asset-backed securities	$64	$(3)	$177	$(11)	$241	$(14)
Collateralized loan obligations	203	(3)	—	—	203	(3)
Commercial mortgage-backed securities	55	(2)	709	(104)	764	(106)
Corporate bonds	497	(24)	6,916	(1,649)	7,413	(1,673)
Foreign government and agencies	185	(7)	190	(43)	375	(50)
Municipal bonds	2	—	533	(144)	535	(144)
Residential mortgage-backed securities	33	—	299	(46)	332	(46)
U.S. Treasury bonds	168	(3)	757	(412)	925	(415)
Total fixed maturities, available-for-sale	$1,207	$(42)	$9,581	$(2,409)	$10,788	$(2,451)

As of December 31, 2023
Fixed maturities, available-for-sale
Asset-backed securities	$75	$(2)	$181	$(14)	$256	$(16)
Collateralized loan obligations	238	(1)	296	(4)	534	(5)
Commercial mortgage-backed securities	43	(4)	1,373	(182)	1,416	(186)
Corporate bonds	376	(32)	8,299	(1,683)	8,675	(1,715)
Foreign government and agencies	1	—	290	(48)	291	(48)
Municipal bonds	8	(1)	794	(157)	802	(158)
Residential mortgage-backed securities	—	—	408	(63)	408	(63)
U.S. Treasury bonds	6	(4)	870	(308)	876	(312)
Total fixed maturities, available-for-sale	$747	$(44)	$12,511	$(2,459)	$13,258	$(2,503)

As of December 31, 2024, AFS debt securities in an unrealized loss position consisted of 3,242 positions due to increasing interest rates, partially offset by the narrowing of credit spreads since the purchase and/or application of pushdown accounting dates.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
3. Investments (continued)
The Company neither has an intention to sell nor does it expect to be required to sell the fixed maturities. The decision to record credit losses on AFS debt securities in the form of an ACL requires us to make qualitative and quantitative estimates of expected future cash flows. Actual cash flows could deviate significantly from our expectations, resulting in realized losses in future periods.
Sales
Proceeds from sales of AFS debt securities were $1,840, $1,304 and $5,897 for the years ended December 31, 2024, 2023 and 2022, respectively.
Allowance for Credit Losses
Developing the Company’s best estimate of expected future cash flows for ACL on AFS debt securities is a quantitative and qualitative process that incorporates information received from third-party sources, along with certain internal assumptions regarding the future performance. Cash flows are discounted at the effective yield that is used to record interest income. The Company's considerations include, but are not limited to: (a) changes in the financial condition of the issuer and/or the underlying collateral, (b) whether the issuer is current on contractually obligated interest and principal payments, (c) credit ratings, (d) payment structure of the security and (e) the extent to which the fair value has been less than the amortized cost of the security.
For non-structured securities, assumptions include, but are not limited to: economic and industry-specific trends and fundamentals, instrument-specific developments, including changes in credit ratings, industry earnings multiples and the issuer’s ability to restructure, access capital markets, and execute asset sales.
For structured securities, assumptions include, but are not limited to: various performance indicators such as historical and projected default and recovery rates, credit ratings, current and projected delinquency rates, loan-to-value ratios ("LTV"), average cumulative collateral loss rates that vary by vintage year, prepayment speeds, and property value declines. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries which may include estimating the underlying collateral value.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
3. Investments (continued)

The following presents a rollforward of the ACL for AFS debt securities, by major security type:
	Collateralized Loan Obligations	Commercial Mortgage-Backed Securities	Corporate Bonds	Residential Mortgage-Backed Securities	Total
Balance as of January 1, 2022	$—	$—	$—	$—	$—
Initial credit losses	—	—	1	—	1
Reduction for sales	—	—	(1)	—	(1)
Balance as of December 31, 2022	$—	$—	$—	$—	$—

Initial credit losses	2	7	8	—	17
Reduction for sales	—	—	(1)	—	(1)
Balance as of December 31, 2023 [1]	2	7	7	—	16

Initial credit losses	—	4	1	1	6
Reduction for sales	—	(2)	—	—	(2)
Additional decreases	(2)	(8)	(6)	—	(16)
Balance as of December 31, 2024 [1]	$—	$1	$2	$1	$4
[1]As of December 31, 2024 and 2023, the Company held no purchased credit deteriorated (“PCD”) AFS debt securities.

Net Investment Income

Net investment income by asset class consists of the following:
	Year Ended December 31,
	2024	2023	2022
Fixed maturities	$645	$641	$604
Equity securities	4	11	10
Mortgage loans	72	80	74
Policy loans	99	90	82
Investment funds	75	116	168
Other investments	(30)	—	(10)
Short-term investments	70	54	16
Funds withheld liability	(392)	(381)	(136)
Investment expense	(28)	(21)	(30)
Total net investment income	$515	$590	$778

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
3. Investments (continued)
Investment Related Losses, Net

Investment related losses, net, by asset class consists of the following:
	Year Ended December 31,
	2024	2023	2022
Available-for-sale debt securities
Gross gains on sales	7	1	2
Gross losses on sales	(199)	(194)	(532)
Net realized gain/loss on other disposals	(21)	(12)	—
Net realized investment related losses on available-for-sale debt securities	(213)	$(205)	$(530)

Provision for credit losses on fixed maturities, available-for-sale	9	(16)	(1)
Net recognized investment related gains (losses) on fair value option fixed maturities	17	(11)	(21)
Net realized investment related gains (losses) on equity securities	(1)	12	5
Net unrealized investment related gains (losses) on equity securities still held at the end of the period	18	(8)	(24)
Provision for credit losses on mortgage loans	6	(11)	(3)
Net recognized investment related gains on investment funds	30	41	16
Embedded derivatives [1]	(80)	(473)	916
Freestanding derivatives [1]	(449)	(926)	(297)
Modified coinsurance assets [2]	169	671	98
Fixed indexed annuities hedge program	23	22	(247)
Other, net	(22)	(25)	12
Investment related losses, net	$(493)	$(929)	$(76)
[1]Refer to the Non-Qualifying Derivatives section of Note 4 — Derivatives for additional information.
[2]Represents the remainder return on the modified coinsurance assets.

Accrued Interest Receivable

Accrued interest receivable, by asset class, recorded in other assets on the consolidated balance sheets, consists of the following:
	As of December 31,
	2024	2023
Available-for-sale debt securities	$160	$161
Mortgage loans	6	6

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
3. Investments (continued)
Mortgage Loans

The following presents the Company’s mortgage loans, by geographic location:
	As of December 31,
	2024		2023
	Amortized Cost	Percent of Total	Amortized Cost	Percent of Total
East North Central	$90	4.9%	$87	4.3%
East South Central	29	1.6%	34	1.7%
Middle Atlantic	180	9.7%	175	8.6%
Mountain	163	8.8%	176	8.6%
New England	69	3.7%	70	3.4%
Pacific	378	20.4%	462	22.6%
South Atlantic	572	30.9%	621	30.3%
West North Central	42	2.3%	40	1.9%
West South Central	192	10.4%	213	10.4%
Other [1]	136	7.3%	167	8.2%
Total mortgage loans	$1,851	100.0%	$2,045	100.0%
[1]Primarily represents loans collateralized by multiple properties in various regions.

The following table presents the Company’s mortgage loans, by property type:
	As of December 31,
	2024		2023
	Amortized Cost	Percent of Total	Amortized Cost	Percent of Total
Industrial	$571	30.8%	$711	34.8%
Multifamily	518	28.0%	617	30.2%
Office	271	14.6%	340	16.6%
Retail	491	26.6%	377	18.4%
Total mortgage loans	$1,851	100.0%	$2,045	100.0%

Allowance for Credit Losses
Apart from an ACL recorded on individual mortgage loans where the borrower is experiencing financial difficulties, the Company records an ACL on the pool of mortgage loans based on lifetime expected credit losses. The Company utilizes a third-party forecasting model to estimate lifetime expected credit losses at a loan level under multiple economic scenarios. The scenarios use macroeconomic data provided by an internationally recognized economics firm that generates forecasts of varying economic factors such as GDP growth, unemployment and interest rates. The economic scenarios are projected over 10 years. The first two years to four years of the 10-year period assume a specific modeled economic scenario (including moderate upside, moderate recession and severe recession scenarios) and then revert to historical long-term assumptions over the remaining period. Using these economic scenarios, the forecasting model projects property-specific operating income and capitalization rates used to estimate the value of a future operating income stream. The operating income and the property valuations derived from capitalization rates are compared to loan payment and principal amounts to create debt service coverage ratios ("DSCRs") and LTVs over the forecasted period. The Company's process also considers qualitative factors. The model overlays historical data about mortgage loan performance based on DSCRs and LTVs and projects the probability of default, amount of loss given a default and resulting expected loss through maturity for each loan under each economic scenario. Economic scenarios are probability-weighted based on a statistical analysis of the forecasted economic factors and qualitative analysis. The Company records the change in the ACL on mortgage loans based on the weighted-average expected credit losses across the selected economic scenarios. When a borrower is experiencing financial difficulty, including when foreclosure is probable, the Company measures an ACL on individual mortgage loans. The ACL is established for any shortfall between the amortized cost of the loan and the fair value of the collateral, less costs to sell. Estimates of collectibility from an individual borrower require the use of significant management

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
3. Investments (continued)
judgment and include the probability and timing of borrower default and loss severity estimates. In addition, cash flow projections may change based upon new information about the borrower's ability to pay and/or the value of underlying collateral, such as changes in projected property value estimates.
As of December 31, 2024 and 2023, the Company did not have any mortgage loans for which an ACL was established on an individual basis.
As of December 31, 2024 and 2023, the Company held no PCD or held-for-sale mortgage loans.

The following table presents a rollforward of the ACL for mortgage loans:
	Year Ended December 31,
	2024	2023	2022
Beginning balance	$26	$15	$12
Provision for credit losses	(6)	11	3
Sales	(2)	—	—
Additional decreases	(2)		—
Ending balance	$16	$26	$15

The change in the allowance for the year ended December 31, 2024 and 2023 was primarily attributable to changes in market conditions and an update in assumptions. The increase in the allowance for the year ended December 31, 2022 was primarily attributable to the deteriorating economic conditions and the potential impact on real estate property valuations and, to a lesser extent, net additions of new loans.
Loan Modifications
The Company may modify the terms of a loan when the borrower is experiencing financial difficulties, as a means to optimize recovery of amounts due on the loan. Modifications may involve temporary relief, such as payment forbearance for a short period time or may involve more substantive modifications such as interest rate relief or maturity extensions. Changes to loan terms, pursuant to a modification agreement, are factored into the analysis of the loan’s expected credit losses, under the allowance model applicable to the loan.
For the year ended December 31, 2024, the Company granted modifications related to one commercial mortgage loan borrower experiencing financial difficulty. The borrower was granted a 3-year maturity extension with a continuation of the existing fixed interest rate, which was determined to be below-market.
The carrying value of the loan as of December 31, 2024 was approximately $35 (1.9%) of the total carrying value of the Company’s commercial mortgage loan portfolio. As of December 31, 2024 the loan was considered performing as it was current on contractual payments.
Credit Quality Indicators
The weighted-average LTV ratio at origination of the Company’s mortgage loans held as of December 31, 2024 was 30.2%. LTV ratios compare the loan amount to the value of the underlying property collateralizing the loan with property values based on appraisals performed at origination and updated as necessary. Factors considered in estimating property values include, among other things, actual and expected property cash flows, geographic market data and the ratio of the property's net operating income to its value. DSCR compares a property’s net operating income to the borrower’s principal and interest payments which are updated no less than annually through reviews of underlying properties.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
3. Investments (continued)

The following presents the LTV ratio and DSCR for mortgage loans, by origination year:
As of December 31, 2024
	2024	2023	2022	2021	2020	Prior	Total
Amortized cost for loan-to-values:
Greater than 80%	$—	$—	$54	$15	$—	$55	$124
65% to 80%	—	3	98	90	21	205	417
Less than 65%	13	34	264	158	37	804	1,310
Total	$13	$37	$416	$263	$58	$1,064	$1,851

Amortized cost for debt service coverage ratios:
Greater than 1.50x	$5	$—	$209	$198	$52	$940	$1,404
1.15x to 1.50x	8	—	108	28	6	110	260
0.95x to 1.15x	—	34	27	15	—	13	89
Less than 0.95x	—	3	72	22	—	1	98
Total	$13	$37	$416	$263	$58	$1,064	$1,851

Average loan-to-value for debt service coverage ratios:
Greater than 1.50x	13.1%	—%	57.6%	58.5%	60.5%	50.1%	52.7%
1.15x to 1.50x	37.2%	—%	47.7%	62.4%	62.6%	72.6%	59.9%
0.95x to 1.15x	—%	43.5%	69.0%	88.0%	—%	68.3%	62.4%
Less than 0.95x	—%	70.9%	79.1%	51.4%	—%	—%	72.7%
Weighted average	27.4%	45.9%	59.5%	60.0%	60.7%	52.7%	55.2%

As of December 31, 2023
	2023	2022	2021	2020	2019	Prior	Total
Amortized cost for loan-to-values:
Greater than 80%	$—	$56	$16	$—	$—	$48	$120
65% to 80%	—	81	137	23	27	175	443
Less than 65%	19	235	198	49	165	816	1,482
Total	$19	$372	$351	$72	$192	$1,039	$2,045

Amortized cost for debt service coverage ratios:
Greater than 1.50x	$—	$239	$301	$72	$171	$952	$1,735
1.15x to 1.50x	3	50	29	—	13	87	182
0.95x to 1.15x	16	19	16	—	8	—	59
Less than 0.95x	—	64	5	—	—	—	69
Total	$19	$372	$351	$72	$192	$1,039	$2,045

Average loan-to-value for debt service coverage ratios:
Greater than 1.50x	—%	54.3%	58.6%	55.9%	54.2%	49.4%	52.4%
1.15x to 1.50x	51.6%	38.6%	62.2%	—%	69.5%	61.5%	55.7%
0.95x to 1.15x	39.8%	77.5%	84.3%	—%	76.9%	—%	68.8%
Less than 0.95x	—%	77.1%	50.3%	—%	—%	—%	75.2%
Weighted average	42.7%	57.4%	59.7%	55.9%	56.3%	50.4%	54.0%
Past-Due Mortgage Loans
Mortgage loans are considered past due if a payment of principal or interest is not received according to the contractual terms of the loan agreement, which typically includes a grace period. As of December 31, 2024 and 2023, the Company held no mortgage loans considered past due.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
3. Investments (continued)
Repurchase Agreements and Other Collateral Transactions
The Company enters into securities financing transactions as a way to earn additional income or manage liquidity, primarily through repurchase agreements.
Repurchase Agreements
From time to time, the Company enters into repurchase agreements to manage liquidity or to earn incremental income. A repurchase agreement is a transaction in which one party (transferor) agrees to sell securities to another party (transferee) in return for cash (or securities), with a simultaneous agreement to repurchase the same securities at a specified price at a later date. The maturity of these transactions is generally ninety days or less. Repurchase agreements include master netting provisions that provide both parties the right to offset claims and apply securities held by them with respect to their obligations in the event of a default. Although the Company has the contractual right to offset claims, the Company's current positions do not meet the specific conditions for net presentation.
Under repurchase agreements, the Company transfers collateral of U.S. government and government agency securities and receives cash. For repurchase agreements, the Company obtains cash in an amount equal to at least 95% of the fair value of the securities transferred. The agreements require additional collateral to be transferred under specified conditions and provide the counterparty the right to sell or re-pledge the securities transferred. The cash received from the repurchase program is typically invested in short-term investments or fixed maturities and is reported as an asset on the Company's consolidated balance sheets. The Company accounts for the repurchase agreements as collateralized borrowings. The securities transferred under repurchase agreements are included in fixed maturities, AFS with the obligation to repurchase those securities recorded in other liabilities on the Company's consolidated balance sheets.

As noted above, the Company’s current positions do not permit net presentation, however, the following presents the potential effect of rights of setoff associated with repurchase agreements:
	As of December 31,
	2024	2023
Gross amounts recognized	$(354)	$(421)

Gross amounts not offset:
Financial instruments [1]	391	439
Net amount	$37	$18
[1]Included within fixed maturities and short-term investments on the Company's consolidated balance sheets.

Refer to Note 4 - Derivatives the potential effect of rights of set-off associated with recognized derivative assets and liabilities.
Other Collateral Transactions
The Company is required by law to deposit securities with government agencies in certain states in which it conducts business. As of December 31, 2024 and 2023, the fair value of securities on deposit was $12 and $22, respectively.
For disclosure of collateral in support of derivative transactions, refer to the Derivative Collateral Arrangements section of Note 4 - Derivatives.
Variable Interest Entities
As of December 31, 2024 and 2023, the Company did not hold any investment in a VIE for which it was the primary beneficiary. The Company’s risk of loss associated with non-consolidated investments depends on the investment. Investment funds are limited to the Company’s share of the investee’s net assets plus unfunded commitments. Fixed maturities are limited to amortized cost and unfunded commitments.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
3. Investments (continued)

The following summarizes the carrying value and maximum loss exposure of these non-consolidated investments:
	As of December 31,
	2024		2023
(in billions)	Carrying Value	Maximum Exposure to Loss	Carrying Value	Maximum Exposure to Loss
Investment funds	$1.3	$1.8	$1.4	$2.0
Fixed maturities	3.7	4.0	4.1	4.5
Total non-consolidated investments	$5.0	$5.8	$5.5	$6.5

Equity Method Investments
For the year ended December 31, 2024, aggregate net investment income from investment funds exceeded 10% of the Company’s pre-tax net income.

Accordingly, the Company is disclosing summarized financial data in the following table which reflects the latest available financial information:
	As of December 31,
(in billions)	2024	2023
Total assets	$136.3	$176.4
Total liabilities	12.8	29.4
Net income	10.8	12.7

The above aggregated summarized financial data does not represent the Company’s proportionate share of the investment's assets or earnings.
Concentration of Credit Risk
The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk.

The following table discloses the Company’s investment exposure to any credit concentration risk of a single issuer greater than 10% of the Company's stockholder's equity, other than the U.S. government and certain U.S. government agencies:

Issuer	Market Value
PIMCO PRIVATE INCOME FUND ONSHORE FEEDER LLC	$168
AG ABC STRUCTURED NOTE LP (EQUITY)	146
SIXTH STREET LENDING PARTNERS	133
MCF CLO VI LLC	132
WELLS FARGO & COMPANY	128
PIMCO COMMERCIAL REAL ESTATE DEBT FUND II RATED NOTE VEHICLE I L	125
BANK OF AMERICA CORPORATION	120
ORACLE CORPORATION	96
UPFRONT VENTURES	91
MORGAN STANLEY	91
JPMORGAN CHASE & CO.	89
THE GOLDMAN SACHS GROUP, INC.	86
AMGEN INC.	85
MITSUBISHI UFJ FINANCIAL GROUP, INC.	82
THE BOEING COMPANY	82
MIZUHO FINANCIAL GROUP, INC.	79
FEDERAL HOME LOAN MORTGAGE CORPORATION	74

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
4.Derivatives
The Company utilizes a variety of OTC, OTC-cleared and exchange traded derivative instruments as a part of its overall risk management strategy, as well as to enter into replication transactions. Derivative instruments are used to manage risk associated with interest rate, equity market, credit spread, issuer default and currency exchange rate exposures or movements. Replication transactions are used as an economical means to synthetically replicate the characteristics and performance of assets that are permissible investments under the Company’s investment policies.
Derivatives Designated and Qualifying as Hedging Instruments
Some of the Company's derivatives satisfy hedge accounting requirements, as outlined in Note 1 - Basis of Presentation and Significant Accounting Policies. Typically, these hedging instruments include interest rate swaps and, to a lesser extent, foreign currency swaps where the terms or expected cash flows of the hedged item closely match the terms of the swap. The interest rate swaps are typically used to manage interest rate duration of certain fixed maturity securities or liability contracts.
The hedge strategies by hedge accounting designation include:
Cash Flow Hedges
Interest rate swaps are predominantly used to manage portfolio duration and better match cash receipts from assets with cash disbursements required to fund liabilities. These derivatives primarily convert interest receipts on floating-rate fixed maturity securities to fixed rates.
Derivatives Not Designated as Hedging Instruments
Derivative relationships that do not qualify for hedge accounting (“non-qualifying strategies”) primarily include the hedge program for the Company's VA products, as well as the hedging and replication strategies that utilize credit default swaps. In addition, hedges of interest rate, foreign currency and equity risk of certain fixed maturities, equities and liabilities that either do not qualify or we have elected to forego hedge accounting.
The non-qualifying strategies include:
Interest Rate Swaps, Swaptions and Futures
The Company uses interest rate swaps, swaptions and futures to manage interest rate duration between assets and liabilities in certain investment portfolios. In addition, the Company enters into interest rate swaps to terminate existing swaps, thereby offsetting the changes in value of the original swap. As of December 31, 2024 and 2023, there were no interest rate swaps in offsetting relationships.
Foreign Currency Swaps and Forwards
The Company enters into foreign currency swaps to convert the foreign currency exposures of certain foreign currency-denominated fixed maturity investments to U.S. dollars. The Company also enters into foreign currency forwards to hedge non-U.S. dollar denominated cash.
Credit Contracts
Credit default swaps are used to purchase credit protection on an individual entity or referenced index to economically hedge against default risk and credit-related changes in the value of fixed maturity securities. Credit default swaps are also used to assume credit risk related to an individual entity or referenced index as a part of replication transactions. These contracts require the Company to pay or receive a periodic fee in exchange for compensation from the counterparty or the Company should the referenced security issuers experience a credit event, as defined in the contract. In addition, the Company enters into credit default swaps to terminate existing credit default swaps, thereby offsetting the changes in value of the original swap going forward.
Macro Hedge Program
The Company utilizes interest rate swaps, equity swaps, total return swaps, options, forwards, and futures to provide protection against the statutory tail scenario risk to the Company's statutory surplus arising from higher GMWB and GMDB claims, as well as lower VA fee revenue.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
4. Derivatives (continued)
Product Embedded Derivatives
The Company has assumed through reinsurance certain FIA products with index-based crediting that constitutes an embedded derivative. The cedant hedges this risk and provides the benefits of this hedging as part of the reinsurance settlements.
The Company formerly offered, and subsequently fully reinsured, certain UL products with index-linked features that also constitute an embedded derivative.
Ceded Modified Coinsurance Reinsurance Contracts
As of December 31, 2024 and 2023, the Company had approximately $779 and $877, respectively, of invested assets supporting other policyholder funds and benefits payable reinsured under a modified coinsurance arrangement in connection with the sale of the Individual Life business, which was structured as a reinsurance transaction. As a result of this modified coinsurance arrangement, the Company has recorded an embedded derivative within the funds withheld liability on the consolidated balance sheets for the changes in fair value of investments held in trust which are subject to interest rate and credit risk.
Derivative Balance Sheet Classification
The following tables in this section exclude the following:
•Derivatives in the Company’s separate accounts, where the associated gains and losses accrue directly to policyholders are not included in the table below.
•Investments that contain an embedded credit derivative for which the Company has elected the FVO.

The table below provides a summary of the gross notional amount and fair value of derivative contracts by the primary underlying risks they are utilized to manage:
	Notional Amount [4]	Fair Value
		Net	Assets	Liabilities
As of December 31, 2024
Designated and qualifying as hedges
Cash flow hedges
Interest rate swaps	$250	$(32)	$—	$32

Not designated as hedges
Embedded derivatives
Funds withheld on modified coinsurance [2] [3]	—	247	—	(247)
Fixed indexed annuities [2] [3]	—	(160)	480	640
Other [2] [3]	—	(5)	(9)	(4)
Total embedded derivatives	—	82	471	389

Freestanding derivatives [1]
Variable annuities macro hedge program	15,599	(29)	79	108
Foreign currency swaps and forwards	69	10	10	—
Interest rate swaps, swaptions, and futures	1,087	(254)	—	254
Total freestanding derivatives	16,755	(273)	89	362

Total not designated as hedges	16,755	(191)	560	751

Total derivatives	$17,005	$(223)	$560	$783

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
4. Derivatives (continued)

The table below provides a summary of the gross notional amount and fair value of derivative contracts by the primary underlying risks they are utilized to manage: (continued)
	Notional Amount [4]	Fair Value
		Net	Assets	Liabilities
As of December 31, 2023
Designated and qualifying as hedges
Cash flow hedges
Interest rate swaps	$250	$(29)	$—	$29

Not designated as hedges
Embedded derivatives
Funds withheld on modified coinsurance [2] [3]	—	302	—	(302)
Fixed indexed annuities [2] [3]	—	(135)	406	541
Other [2] [3]	—	—	(5)	(5)
Total embedded derivatives	—	167	401	234

Freestanding derivatives [1]
Variable annuities macro hedge program	10,340	5	151	146
Foreign currency swaps and forwards	202	12	12	—
Interest rate swaps, swaptions, and futures	1,087	(188)	—	188
Credit derivatives	500	10	10	—
Total freestanding derivatives	12,129	(161)	173	334

Total not designated as hedges	12,129	6	574	568

Total derivatives	$12,379	$(23)	$574	$597
[1]Represents the gross fair value of freestanding derivatives, excluding collateral, deferred premiums on pay-at-end options, and accrued income.
[2]For certain assumed and ceded reinsurance agreements the notional value is not indicative of the volume of activity. Refer to Note 5 - Fair Value Measurements and Note 6 - Reinsurance for additional information regarding the activity which generated the value of the embedded derivatives.
[3]These derivatives are not held for risk management purposes. Assets are recorded in reinsurance recoverables and liabilities in other policyholder funds and benefits payable and funds withheld liability.
[4]The notional amount of derivative contracts represents the basis upon which pay or receive amounts are calculated and is presented in the table to quantify the volume of the Company’s derivative activity. Notional amounts are not necessarily reflective of credit risk.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
4. Derivatives (continued)
Offsetting of Derivative Assets / Liabilities

The following presents the effect or potential effect of rights of set-off associated with recognized derivative assets and liabilities:
	As of December 31,
	2024		2023
	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities
Gross amounts recognized [1]	$279	$(405)	$202	$(386)
Gross amounts offset [2]	(45)	371	(167)	329
Net amount presented [3]	234	(34)	35	(57)

Gross amounts not offset:
Cash collateral pledged (received) [2]	—	—	(30)	30
Net amount	234	(34)	5	(27)

Off-balance sheet securities collateral pledged (received) [4]	—	34	(1)	58
Net amount	$234	$—	$4	$31
[1]Represents the fair value of freestanding derivatives inclusive of accrued income and deferred premiums on pay-at-end options, but excluding collateral.
[2]Excludes the initial margin associated with exchange-traded derivative instruments included in other investments.
[3]Derivative assets and liabilities, including deferred premiums on options, cash collateral, and accrued interest, are presented on the Company's consolidated balance sheets in other investments and other liabilities, respectively.
[4]Non-cash collateral pledged (received) represents the variation margin on exchange-traded derivatives and excludes initial margin on exchange-traded derivatives. Non-cash collateral pledged is included within fixed maturities, AFS on the consolidated balance sheets. Non-cash collateral received is not recognized on our consolidated balance sheets unless the obligor (transferor) has defaulted under the terms of the secured contract and is no longer entitled to the pledged asset.

The following presents the amounts related to collateral pledged (received) in conjunction with derivative contracts:
	As of December 31,
	2024		2023
	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities
Cash collateral [1]	$(61)	$356	$(89)	$265
Initial margin on exchange-traded derivatives [2]
Cash collateral	—	35	—	42
Securities collateral	—	135	—	130
[1]Represents variation margin on exchange-traded derivatives which are included within the offsetting of derivatives table above.
[2]Excluded from the offsetting of derivatives table above.

Refer to Note 3 — Investments for the effect of rights of set-off associated with repurchase agreements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
4. Derivatives (continued)
Cash Flow Hedges
For derivative instruments that are designated and qualify as cash flow hedges, the gain or loss on the derivative is reported as a component of OCI and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.
As of December 31, 2024, there were no before tax deferred net losses on derivative instruments expected to be reclassified from AOCI to earnings over the next twelve months. This expectation is based on the anticipated interest payments on hedged investments in fixed maturity securities that will occur over the next twelve months, at which time the Company will recognize the deferred net gains (losses) as an adjustment to net investment income over the term of the investment cash flows.
For all periods presented, the Company had no net reclassifications from AOCI to earnings resulting from the discontinuance of cash-flow hedges due to forecasted transactions that were no longer probable of occurring.
Refer to Note 17 — Equity for details regarding amounts recorded in and reclassified from AOCI for cash flow hedges.
Non-Qualifying Derivatives
For non-qualifying derivatives, including embedded derivatives that are required to be bifurcated from their host contracts, the gain or loss on the derivative is recognized within investment related losses, net.

The following is a summary of investment related losses, net related to derivatives not designated as hedges:
	Year Ended December 31,
	2024	2023	2022
Embedded derivatives
Modified coinsurance [1]	$(55)	$(424)	$711
Fixed indexed annuities	(25)	(54)	200
Other	—	5	5
Total embedded derivatives	(80)	(473)	916

Freestanding derivatives
Variable annuities macro hedge program	(388)	(897)	(1)
Foreign currency swaps and forwards	4	(1)	7
Interest rate swaps, swaptions, and futures	(71)	(40)	(306)
Credit derivatives	6	12	3
Total freestanding derivatives	(449)	(926)	(297)

Total	$(529)	$(1,399)	$619
[1]Excludes the remainder return on the modified coinsurance assets. Refer to Note 3 — Investments for additional details.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
4. Derivatives (continued)
Credit Risk Assumed through Credit Derivatives
The Company enters into credit default swaps that assume credit risk of a single entity or referenced index in order to synthetically replicate investment transactions that are permissible under the Company's investment policies. The Company will receive periodic payments based on an agreed upon rate and notional amount and will only make a payment if there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less the value of the referenced security issuer’s debt obligation after the occurrence of the credit event. A credit event is generally defined as a default on contractually obligated interest or principal payments or bankruptcy of the referenced entity. The credit default swaps in which the Company assumes credit risk primarily reference investment grade single corporate issuers and baskets, which include standard diversified portfolios of corporate and CMBS issuers. The diversified portfolios of corporate issuers are established within sector concentration limits and may be divided into tranches that possess different credit ratings. As of December 31, 2024, the Company was not entered in any credit default swaps contracts.

The following presents details of the Company’s investment grade risk exposure assumed through basket credit default swaps [1] as of December 31, 2023:
Notional Amount [3]	Fair Value	Weighted Average Years to Maturity	Underlying Referenced Credit Obligation [2]		Offsetting Notional Amount	Offsetting Fair Value
			Type	Average Credit Rating
$500	$10	5 years	Corporate Credit	BBB+	$—	$—
[1]Comprised of swaps of standard market indices of diversified portfolios of corporate and CMBS issuers referenced through credit default swaps. These swaps are subsequently valued based upon the observable standard market index.
[2]The average credit ratings are based on availability and are generally the midpoint of the available ratings among Moody’s, S&P, and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.
[3]Notional amount is equal to the maximum potential future loss amount. These derivatives are governed by agreements and applicable law which include collateral posting requirements. There is no additional specific collateral related to these contracts or recourse provisions included in the contracts to offset losses.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5.Fair Value Measurements
The Company carries certain financial assets and liabilities at estimated fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market in an orderly transaction between market participants. Our fair value framework includes a hierarchy that gives the highest priority to the use of quoted prices in active markets, followed by the use of market observable inputs, followed by the use of unobservable inputs. The fair value hierarchy levels are as follows:
•Level 1 — Fair values based primarily on unadjusted quoted prices for identical assets or liabilities, in active markets that the Company has the ability to access at the measurement date.
•Level 2 — Fair values primarily based on observable inputs, other than quoted prices included in Level 1, or based on prices for similar assets and liabilities.
•Level 3    — Fair values derived when one or more of the significant inputs are unobservable (including assumptions about risk). With little or no observable market, the determination of fair value uses considerable judgment and represents the Company’s best estimate of an amount that could be realized in a market exchange for the asset or liability. Also included are securities that are traded within illiquid markets and/or priced by independent brokers.
•Net Asset Value (“NAV”) — Other invested assets within separate accounts are typically measured using NAV as a practical expedient in determining fair value and are not classified in the fair value hierarchy. The carrying value reflects the pro rata ownership percentage as indicated by NAV in the investment’s financial statements, which may be adjusted if it is determined NAV is not calculated consistent with investment company fair value principles. The underlying investments may have significant unobservable inputs, which may include but are not limited to, comparable multiples and weighted average cost of capital rates applied in valuation models or a discounted cash flow model.
The Company will classify the financial asset or liability by level based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable inputs (e.g., changes in interest rates) and unobservable inputs (e.g., changes in risk assumptions) are used to determine the fair value of assets and liabilities that the Company has classified within Level 3.

The following presents the hierarchy for our assets and liabilities measured at fair value on a recurring basis:
	Total	NAV / Netting [2]	Level 1	Level 2	Level 3
As of December 31, 2024
Assets
Fixed maturities, available-for-sale
Asset-backed securities	$456	$—	$—	$366	$90
Collateralized loan obligations	1,549	—	—	1,544	5
Commercial mortgage-backed securities	880	—	—	821	59
Corporate bonds	7,952	—	—	6,881	1,071
Foreign government and agencies	462	—	—	410	52
Municipal bonds	539	—	—	538	1
Residential mortgage-backed securities	335	—	—	335	—
U.S. Treasury bonds	932	—	—	932	—
Total fixed maturities, available-for-sale	13,105	—	—	11,827	1,278

Fair value option fixed maturities	326	—	—	—	326
Equity securities	134	—	9	101	24
Investment funds	270	—	—	—	270
Freestanding derivatives [1]	234	145	5	(1)	85

Short-term investments
Loans issued by related parties	540	—	—	—	540
Other	797	—	678	57	62
Total short-term investments	1,337	—	678	57	602

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)

The following presents the hierarchy for our assets and liabilities measured at fair value on a recurring basis: (continued)
	Total	NAV / Netting [2]	Level 1	Level 2	Level 3

Reinsurance recoverables
Fixed indexed annuities hedge program	176	—	—	—	176
Fixed indexed annuities embedded derivative	480	—	—	—	480
Ceded other embedded derivatives	(9)	—	—	—	(9)
Ceded market risk benefits	405	—	—	—	405
Total reinsurance recoverables	1,052	—	—	—	1,052

Market risk benefits	742	—	—	—	742
Separate account assets	91,480	197	56,643	34,639	1
Total assets	$108,680	$342	$57,335	$46,623	$4,380

Liabilities
Other policyholder funds and benefits payable
Fixed indexed annuities embedded derivatives	$640	$—	$—	$—	640
Other embedded derivatives	(4)	—	—	—	(4)
Total other policyholder funds and benefits payable	636	—	—	—	636

Market risk benefits	874	—	—	—	874

Funds withheld liability
Modified coinsurance embedded derivative	(131)	—	—	—	(131)
Related party modified coinsurance embedded derivative	(116)	—	—	—	(116)
Fixed indexed annuities hedge program retrocession	132	—	—	—	132
Total funds withheld liability	(115)	—	—	—	(115)

Freestanding derivatives [1]	34	(360)	—	298	96

Total liabilities	$1,429	$(360)	$—	$298	$1,491

As of December 31, 2023
Assets
Fixed maturities, available-for-sale
Asset-backed securities	$363	$—	$—	$313	$50
Collateralized loan obligations	966	—	—	847	119
Commercial mortgage-backed securities	1,446	—	—	1,440	6
Corporate bonds	9,545	—	—	8,054	1,491
Foreign government and agencies	404	—	—	404	—
Municipal bonds	803	—	—	803	—
Residential mortgage-backed securities	445	—	—	412	33
U.S. Treasury bonds	882	—	—	882	—
Total fixed maturities, available-for-sale	14,854	—	—	13,155	1,699

Fair value option fixed maturities	252	—	—	27	225
Equity securities	182	—	9	150	23
Investment funds	238	—	—	—	238

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)

The following presents the hierarchy for our assets and liabilities measured at fair value on a recurring basis: (continued)
	Total	NAV / Netting [2]	Level 1	Level 2	Level 3
Freestanding derivatives [1]	35	(138)	11	22	140

Short-term investments
Loans issued by related parties	440	—	—	—	440
Other	741	—	661	52	28
Total short-term investments	1,181	—	661	52	468

Reinsurance recoverables
Fixed indexed annuities hedge program	193	—	—	—	193
Fixed indexed annuities embedded derivative	406	—	—	—	406
Ceded other embedded derivatives	(5)	—	—	—	(5)
Ceded market risk benefits	648	—	—	—	648
Total reinsurance recoverables	1,242	—	—	—	1,242

Market risk benefits	578	—	—	—	578
Separate account assets	89,514	200	54,877	34,389	48
Total assets	$108,076	$62	$55,558	$47,795	$4,661

Liabilities
Other policyholder funds and benefits payable
Fixed indexed annuities embedded derivatives	$541	$—	$—	$—	$541
Other embedded derivatives	(5)	—	—	—	(5)
Total other policyholder funds and benefits payable	536	—	—	—	536

Market risk benefits	1,074	—	—	—	1,074

Funds withheld liability
Modified coinsurance embedded derivative	(110)	—	—	(110)	—
Related party modified coinsurance embedded derivative	(192)	—	—	(192)	—
Fixed indexed annuities hedge program retrocession	145	—	—	—	145
Total funds withheld liability	(157)	—	—	(302)	145

Freestanding derivatives [1]	57	(306)	11	284	68

Total liabilities	$1,510	$(306)	$11	$(18)	$1,823
[1]Amounts in the Level 1, 2, and 3 columns represent the gross fair value of freestanding derivatives, excluding collateral and accrued income.
[2]“Netting” represents the fair value of freestanding derivatives as well as cash collateral and accrued income offset under master netting agreements. Refer to Note 4 — Derivatives for additional information regarding offsetting of derivatives.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)
Valuation Techniques
The Company generally determines fair values using valuation techniques that use prices, rates, and other relevant information evident from market transactions involving identical or similar instruments. Valuation techniques also include, where appropriate, estimates of future cash flows that are converted into a single discounted amount using current market expectations. The Company uses a "waterfall" approach comprised of the following pricing sources and techniques, which are listed in priority order:
•Quoted prices, unadjusted, for identical assets or liabilities in active markets, which are classified as Level 1.
•Prices from third-party pricing services, which primarily utilize a combination of techniques. These services utilize recently reported trades of identical, similar, or benchmark securities making adjustments for market observable inputs available through the reporting date. If there are no recently reported trades, they may use a discounted cash flow technique to develop a price using expected cash flows based upon the anticipated future performance of the underlying collateral discounted at an estimated market rate. Both techniques develop prices that consider the time value of future cash flows and provide a margin for risk, including liquidity and credit risk. Most prices provided by third-party pricing services are classified as Level 2 because the inputs used in pricing the securities are observable. However, some securities that are less liquid or trade less actively are classified as Level 3. Additionally, certain long-dated securities, such as municipal securities and bank loans, include benchmark interest rate or credit spread assumptions that are not observable in the marketplace and are thus classified as Level 3.
•Internal matrix pricing is a valuation process internally developed for private placement securities for which the Company is unable to obtain a price from a third-party pricing service. Internal pricing matrices determine credit spreads that, when combined with risk-free rates, are applied to contractual cash flows to develop a price. The Company develops credit spreads using market-based data for public securities adjusted for credit spread differentials between public and private securities, which are obtained from a survey of multiple private placement brokers. The market-based reference credit spread considers the issuer’s sector, financial strength, and term to maturity, using an independent public security index, while the credit spread differential considers the non-public nature of the security. Securities priced using internal matrix pricing are classified as Level 2 because the significant inputs are observable or can be corroborated with observable data.
•Independent broker quotes, which are typically non-binding use inputs that can be difficult to corroborate with observable market-based data. Brokers may use present value techniques using assumptions specific to the security types, or they may use recent transactions of similar securities. Due to the lack of transparency in the process that brokers use to develop prices, valuations that are based on independent broker quotes are classified as Level 3.
Modified coinsurance embedded derivatives represent the right to receive or obligation to pay the total return on the assets supporting the funds withheld liability, and are analogous to a total return swap with a floating rate leg. The fair value of the embedded derivatives on ceded modified coinsurance agreements are classified as Level 3 and measured as the unrealized gain (loss) on the underlying assets which are valued in the same manner as our other investments.
The fair value of freestanding derivatives is determined primarily using a discounted cash flow model or option model technique and incorporates counterparty credit risk. In some cases, quoted market prices for exchange-traded and OTC-cleared derivatives may be used and in other cases independent broker quotes may be used. The pricing valuation models primarily use inputs that are observable in the market or can be corroborated by observable market data. The valuation of certain derivatives may include significant inputs that are unobservable, such as volatility levels, and reflect the Company’s view of what other market participants would use when pricing such instruments.
Fair values for FIA embedded derivatives are classified as Level 3 in the fair value hierarchy and are calculated using internally developed models that utilize significant unobservable inputs because active, observable markets do not exist for these items.
Valuation Inputs
Quoted prices for identical assets in active markets are considered Level 1 and consist of on-the-run U.S. Treasuries, money market funds, exchange-traded equity securities, open-ended mutual funds, certain short-term investments, and exchange traded futures and option contracts.
Primary observable and unobservable inputs for Level 2 and Level 3 fair value measurements are described below.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)
Fixed Maturities
Structured Securities
Primary observable inputs include: benchmark yields and spreads; monthly payment information; collateral performance, which varies by vintage year and includes delinquency rates, loss severity rates and refinancing assumptions; and credit default swap indices. Primary observable inputs specific to ABS, CLOs, and RMBS include: estimates of future principal prepayments, derived from the characteristics of the underlying structure; and prepayment speeds previously experienced at the interest rate levels projected for the collateral.
Primary unobservable inputs include: independent broker quotes; and credit spreads and interest rates beyond the observable curves. Primary unobservable inputs specific to less liquid securities or those that trade less actively, including subprime RMBS include: estimated cash flows; credit spreads, which include illiquidity premium; constant prepayment rates; constant default rates; and loss severity.
Corporate Bonds
Includes private placement securities for which the Company has elected the fair value option.
Primary observable inputs include: benchmark yields and spreads; reported trades, bids, offers of the same or similar securities; issuer spreads; and credit default swap curves. Primary observable specific to investment grade privately placed securities that utilize internal matrix pricing include credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature.
Primary unobservable inputs include: independent broker quotes; credit spreads beyond the observable curve; and interest rates beyond the observable curve. Primary unobservable inputs specific to below investment grade privately placed securities and private bank loans include credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature.
Foreign Government and Agencies, Municipal Bonds, and U.S. Treasury Bonds
Primary observable inputs include: benchmark yields and spreads; issuer credit default swap curves; political events in emerging market economies; Municipal Securities Rulemaking Board reported trades and material event notices; and issuer financial statements.
Primary unobservable inputs include credit spreads and interest rates beyond the observable curves.
Equity Securities
Primary observable inputs include quoted prices in markets that are not active.
Primary unobservable inputs include internal discounted cash flow models utilizing earnings multiples or other cash flow assumptions.
Investment Funds
Relates to certain investment funds for which the Company has elected the fair value option.
Primary observable inputs include: yield, duration, and spread duration for public securities of similar quality, maturity, and sector, adjusted for the non-public nature.
Primary unobservable inputs include: material non-public financial information and estimation of future distributable earnings.
Freestanding Derivatives
Credit Derivatives
Primary observable inputs include: swap yield curves; and credit default swap curves.
There are no primary unobservable inputs.
Foreign Currency Derivatives
Primary observable inputs include: the swap yield curve; currency spot and forward rates; and cross currency basis curves.
There are no primary unobservable inputs.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)
Interest Rate Swaps
Primary observable inputs include independent broker quotes and the swap yield curve.
Primary unobservable inputs include the swap yield curve beyond 50 years.
Equity Options, Forwards and Swaptions
Primary observable inputs include underlying asset price and interest rates.
Primary unobservable inputs include strike price, duration, and volatility.
Futures
Primary observable inputs include unadjusted quoted prices in active markets.
There are no primary unobservable inputs.
Short-Term Investments
Primary observable inputs include: benchmark yields and spreads; reported trades, bids, and offers; issuer spreads and credit default swap curves; and material event notices and new issue money market rates.
Primary unobservable inputs include independent broker quotes.
Fixed Indexed Annuities Embedded Derivatives
Primary observable inputs include: risk-free rates as represented U.S. Treasury par yield curve rates and market corporate bond spreads to derive forward curve rates; correlations of 10 years of observed historical returns across underlying well-known market indices; correlations of historical index returns compared to separate account fund returns; and equity index levels.
Primary unobservable inputs include: market implied equity volatility assumptions; credit standing adjustment assumptions; option budgets; and assumptions about policyholder behavior, such as withdrawal utilization, withdrawal rates, lapse rates, and reset elections.
The fair value for the FIA embedded derivatives are calculated as an aggregation of the following components: Best Estimate Benefits; Credit Standing Adjustment; and Margins. The Company believes the aggregation of these components results in an amount that a market participant in an active liquid market would require, if such a market existed. Each component described in the following discussion is unobservable in the marketplace and requires subjectivity by the Company in determining its value.
Best Estimate Benefits
The Best Estimate Benefits are calculated based on actuarial and capital market assumptions related to projected cash flows, including the present value of benefits and related contract charges, over the lives of the contracts, incorporating unobservable inputs including expectations concerning policyholder behavior.
Credit Standing Adjustment
The credit standing adjustment is an estimate of the adjustment to the fair value that market participants would require in determining fair value to reflect the risk will not be fulfilled. The Company incorporates a blend of estimates of peer company and reinsurer bond spreads and credit default spreads from capital markets.
Margins
The behavior risk margin adds a margin that market participants would require, in determining fair value, for the risk that the Company’s assumptions about policyholder behavior could differ from actual experience. The behavior risk margin is calculated by taking the difference between adverse policyholder behavior assumptions and best estimate assumptions.
Separate Account Assets
Separate account assets include fixed maturities, equity securities (largely consisted of mutual funds), mortgage loans, short-term investments, and other invested assets (largely consisted of investment funds and freestanding derivatives) that are valued in the same manner, and using the same pricing sources and inputs, as those investments held by the Company.
For other invested assets in which fair value represents a share of the NAV, 1% and 34% were subject to significant liquidation restrictions as of December 31, 2024 and 2023, respectively. As of December 31, 2024 and 2023, there were no investment funds that did not allow any form of redemption.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)
Separate account assets classified as Level 3 primarily include long-dated bank loans, subprime RMBS and commercial mortgage loans.

The following table summarizes the significant unobservable inputs for level 3 fixed maturities, investment funds, freestanding derivatives and FIA embedded derivatives:
Fair Value [1]	Predominant Valuation Technique	Significant Unobservable Input	Range	Weighted Average [2]	Impact of Increase in Input on Fair Value [3]
As of December 31, 2024
Asset-backed securities
$45	Discounted cash flows	Spread	550bps to 575bps	562bps	Decrease

Commercial mortgage-backed securities:
$59	Discounted cash flows	Spread [4]	677bps to 677bps	677bps	Decrease

Corporate bonds:
$1,057	Discounted cash flows	Spread	46bps to 502bps	162bps	Decrease

Short-term investments:
$62	Discounted cash flows	Spread	619bps to 1,067bps	694bps	Decrease

Fair value option fixed maturities and investment funds
596	Discounted cash flows	Spread	(3)bps to 291bps	266bps	Decrease

Interest rate swaptions [10]:
77	Option model	Interest rate volatility	75bps to 86bps	82bps	Increase

Equity options and forwards [10]:
$(59)	Option model	Equity volatility	13.7% to 54.6%	24.8%	Increase

Fixed indexed annuities embedded derivatives:
$640	Option budget	Withdrawal rates [6]	0.0% to 15.9%	1.8%	Decrease
		Lapse rates [7]	0.3% to 50.0%	10.4%	Decrease
		Option budgets [8]	0.1% to 3.8%	1.5%	Increase
		Credit standing adjustment [9]	0.6% to 2.6%	1.5%	Decrease

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)

The following table summarizes the significant unobservable inputs for level 3 fixed maturities, investment funds, freestanding derivatives and FIA embedded derivatives: (continued)
Fair Value [1]	Predominant Valuation Technique	Significant Unobservable Input	Range	Weighted Average [2]	Impact of Increase in Input on Fair Value [3]
As of December 31, 2023
Asset-backed securities
$50	Discounted cash flows	Spread	251bps to 426bps	316bps	Decrease

Collateralized loan obligations:
$59	Option model	Spread	268bps to 270bps	269bps	Decrease

Commercial mortgage-backed securities:
$6	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	1,041bps to 1,041bps	1,041bps	Decrease

Corporate bonds:
$1,421	Discounted cash flows	Spread	49bps to 894bps	246bps	Decrease

Residential mortgage-backed securities:
$14	Discounted cash flows	Spread [5]	387bps to 387bps	387bps	Decrease

Fair value option fixed maturities
$225	Discounted cash flows	Spread	2bps to 312bps	166bps	Decrease

Macro hedge program:
$(2)	Option model	Equity volatility	10.8% to 31.7%	17.9%	Increase
84		Interest rate volatility	0.2% to 2.9%	1.2%	Increase

Fixed indexed annuities embedded derivatives:
$541	Option budget	Withdrawal rates [6]	0.0% to 15.9%	1.7%	Decrease
		Lapse rates [7]	0.3% to 30.0%	6.4%	Decrease
		Option budgets [8]	0.1% to 3.8%	1.5%	Increase
		Credit standing adjustment [9]	0.6% to 2.5%	1.6%	Decrease
[1]Excludes securities for which the Company bases fair value on broker quotations.
[2]The weighted average is determined based on the fair value of the securities.
[3]Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.
[4]Encompasses prepayment, default risk, and loss severity.
[5]Generally, a change in the assumption used for the constant default rate would have been accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumption used for constant prepayment rate and would have resulted in wider spreads.
[6]Range represents assumed annual percentage of allowable amount withdrawn.
[7]Range represents assumed annual percentages of policyholders electing a full surrender.
[8]Range represents assumed annual budget for index options.
[9]Range represents Company credit spreads.
[10]Equity options and forwards included in the macro hedge program. Interest rate swaptions included in both the macro hedge program and interest rate derivative strategies.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)
Level 3 Assets and Liabilities Measured at Fair Value on a Recurring Basis
The Company uses derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified within the same fair value hierarchy level as the associated asset or liability. Therefore, the realized and unrealized gains and losses on derivatives reported in the Level 3 rollforwards may be offset by realized and unrealized gains and losses of the associated assets and liabilities in other line items of the consolidated financial statements.
Assets and liabilities are transferred in and/or out of Level 3 on the date the event or change in circumstances that caused the transfer occurs. The Company evaluates, at least annually, its valuation processes to determine if changes in circumstances has occurred that would result in a transfer between levels. Transfers in and/or out of Level 3 are primarily attributable to the availability of market observable information and the re-evaluation of the observability of pricing inputs. During the 2023 review of the inputs, the Company deemed the spread inputs to be unobservable, and transferred those private securities included in corporate bonds from Level 2 to Level 3.

The following table present a reconciliation of the beginning and ending balances for Level 3 assets and liabilities measured at fair value on a recurring basis:
	Beginning Balance	Total Realized and Unrealized Gains (Losses) in		Net Purchases, Sales, and Settlements	Net Transfers	Ending Balance
		Net Income	Other Comprehensive Income (Loss) [2]
Year Ended December 31, 2024
Fixed maturities, available-for-sale:
Asset-backed securities	$50	$—	$—	$(27)	$67	$90
Collateralized loan obligations	119	—	—	5	(119)	5
Commercial mortgage-backed securities	6	1	2	—	50	59
Corporate bonds	1,491	(18)	2	(274)	(130)	1,071
Foreign government and agencies	—	—	(2)	19	35	52
Municipal bonds	—	—	—	(1)	2	1
Residential mortgage-backed securities	33	—	—	—	(33)	—
U.S. Treasury bonds	—	—	—	—	—	—

Fair value option fixed maturities	225	3	—	93	5	326
Equity securities	23	1	—	—	—	24
Investment funds	238	9	—	11	12	270
Embedded derivatives [1]:
Modified coinsurance	—	(55)	—	—	302	247
Fixed indexed annuities	(135)	(25)	—	17	(17)	(160)
Other	—	—	—	(5)	—	(5)

Freestanding derivatives [1]:
Interest rate derivatives	(10)	(18)	—	—	(1)	(29)
Variable annuities macro hedge program	82	(256)	—	223	(31)	18

Short-term investments:
Loans issued by related parties	440	—	—	100	—	540
Other	28	—	—	62	(28)	62

Fixed indexed annuities hedge program	48	23	—	(27)	—	44
Ceded market risk benefits	648	(243)	—	—	—	405
Separate account assets	48	(1)	—	(38)	(8)	1

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)

The following table present a reconciliation of the beginning and ending balances for Level 3 assets and liabilities measured at fair value on a recurring basis: (continued)
	Beginning Balance	Total Realized and Unrealized Gains (Losses) in		Net Purchases, Sales, and Settlements	Net Transfers	Ending Balance
		Net Income	Other Comprehensive Income (Loss) [2]

Year Ended December 31, 2023
Fixed maturities, available-for-sale:
Asset-backed securities	$41	$—	$1	$8	$—	$50
Collateralized loan obligations	109	—	1	9	—	119
Commercial mortgage-backed securities	277	—	6	(65)	(212)	6
Corporate bonds	619	(3)	(68)	497	446	1,491
Foreign government and agencies	4	—	—	—	(4)	—
Municipal bonds	1	—	—	—	(1)	—
Residential mortgage-backed securities	17	—	—	31	(15)	33

Fair value option fixed maturities	306	(24)	—	80	(137)	225
Equity securities	24	—	—	(1)	—	23
Investment funds	58	36	—	7	137	238
Embedded derivatives [1]:
Fixed indexed annuities	(81)	(54)	—	34	(34)	(135)
Other	—	5	—	(5)	—	—

Freestanding derivatives [1]:
Interest rate derivatives	—	(10)	—	—	—	(10)
Variable annuities macro hedge program	148	(498)	—	432	—	82

Short-term investments
Loans issued by related parties	100	—	—	340	—	440
Other	37	—	—	28	(37)	28

Fixed indexed annuities hedge program	12	22	—	14	—	48
Ceded market risk benefits	894	(246)	—	—	—	648
Separate account assets	53	3	—	(3)	(5)	48
[1]Derivative instruments are presented on a net basis for asset (liability) positions.
[2]Recorded in unrealized gain (loss) on available-for-sale securities in the consolidated statements of comprehensive income (loss).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)

The following presents the amount, for recurring fair value measurements categorized within Level 3 of the fair value hierarchy, of the total realized and unrealized gains (losses) for the period included in net income, as shown in the table above:
	Net Investment Income	Investment Related Losses, Net [2]	Other [3]	Net Income
Year Ended December 31, 2024
Fixed maturities, available-for-sale:
Commercial mortgage-backed securities	$(2)	$3	$—	$1
Corporate bonds	(12)	(6)	—	(18)

Fair value option fixed maturities	—	3	—	3
Equity securities	—	1	—	1
Investment funds	—	9	—	9

Embedded derivatives:
Modified coinsurance	—	(55)	—	(55)
Fixed indexed annuities	—	(25)	—	(25)
Other	—	—	—	—

Freestanding derivatives:
Interest rate derivatives	—	(18)	—	(18)
Variable annuities macro hedge program	—	(256)	—	(256)

Fixed indexed annuities hedge program	—	23	—	23
Ceded market risk benefits	—	—	(243)	(243)
Separate account assets [1]	—	(1)	—	(1)

Year Ended December 31, 2023
Fixed maturities, available-for-sale:
Corporate bonds	$(3)	$—	$—	$(3)

Fair value option fixed maturities	—	(24)	—	(24)
Investment funds	—	36	—	36
Embedded derivatives:
Fixed indexed annuities	—	(54)	—	(54)
Other	—	5	—	5

Freestanding derivatives:
Interest rate derivatives	—	(10)	—	(10)
Variable annuities macro hedge program	—	(498)	—	(498)

Fixed indexed annuities hedge program	—	22	—	22
Ceded market risk benefits	—	—	(246)	(246)
Separate account assets [1]	—	3	—	3
[1]The realized and unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company.
[2]Includes both market and non-market impacts in deriving realized and unrealized gains (losses).
[3]Other represents change in MRBs for ceded MRBs.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)

The following presents the gross components of net purchases, sales, and settlements, and net transfers shown in the table above:
	Purchases	Settlements	Sales	Net	Transfers in	Transfers out	Net
Year Ended December 31, 2024
Fixed maturities, available-for-sale:
Asset-backed securities	$61	$(35)	$(53)	$(27)	$67	$—	$67
Collateralized loan obligations	5	—	—	5	—	(119)	(119)
Commercial mortgage-backed securities	—	—	—	—	51	(1)	50
Corporate bonds	15	(193)	(96)	(274)	27	(157)	(130)
Foreign government and agencies	28	—	(9)	19	35	—	35
Municipal bonds	—	(1)	—	(1)	7	(5)	2
Residential mortgage-backed securities	—	—	—	—	—	(33)	(33)

Fair value option fixed maturities	110	—	(17)	93	6	(1)	5
Equity securities	1	—	(1)	—	—	—	—
Investment funds	26	—	(15)	11	13	(1)	12
Embedded derivatives:
Modified coinsurance	—	—	—	—	302	—	302
Fixed indexed annuities	29	(12)	—	17	(29)	12	(17)
Other	—	(5)	—	(5)	—	—	—

Freestanding derivatives:
Interest rate derivatives	—	—	—	—	(1)	—	(1)
Variable annuities macro hedge program	112	28	83	223	(31)	—	(31)

Short-term investments:
Loans issued by related parties	540	(440)	—	100	—	—	—
Other	62	—	—	62	—	(28)	(28)

Fixed indexed annuities hedge program	31	(58)	—	(27)	—	—	—
Separate account assets	17	—	(55)	(38)	1	(9)	(8)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)

The following presents the gross components of net purchases, sales, and settlements, and net transfers shown in the table above: (continued)
	Purchases	Settlements	Sales	Net	Transfers in	Transfers out	Net
Year Ended December 31, 2023
Fixed maturities, available-for-sale:
Asset-backed securities	$25	$(17)	$—	$8	$—	$—	$—
Collateralized loan obligations	59	—	(50)	9	—	—	—
Commercial mortgage-backed securities	1	—	(66)	(65)	—	(212)	(212)
Corporate bonds	674	(177)	—	497	488	(42)	446
Foreign government and agencies	—	—	—	—	—	(4)	(4)
Municipal bonds	—	—	—	—	—	(1)	(1)
Residential mortgage-backed securities	33	(2)	—	31	—	(15)	(15)

Fair value option fixed maturities	94	—	(14)	80	—	(137)	(137)
Equity securities	3	—	(4)	(1)	—	—	—
Investment funds	13	(6)	—	7	137	—	137
Embedded derivatives:
Fixed indexed annuities	42	(8)	—	34	(42)	8	(34)
Other	—	(5)	—	(5)	—	—	—

Freestanding derivatives:
Variable annuities macro hedge program	72	—	360	432	—	—	—

Short-term investments:
Loans issued by related parties	500	(160)	—	340	—	—	—
Other	28	—	—	28	—	(37)	(37)

Fixed indexed annuities hedge program	32	(18)	—	14	—	—	—
Separate account assets	123	—	(126)	(3)	43	(48)	(5)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)

The following presents the amount, for recurring fair value measurements categorized within Level 3 of the fair value hierarchy still held at the end of the period, of the total unrealized gains (losses) for the period included in net income and OCI:
	Year Ended December 31,
	2024		2023
	Net Income	Other Comprehensive Income (Loss) [1]	Net Income	Other Comprehensive Income (Loss) [1]
Fixed maturities, available-for-sale:
Asset-backed securities	$—	$(1)	$—	$(1)
Commercial mortgage-backed securities	—	2	—	(2)
Corporate bonds	—	(4)	—	(171)
Foreign government and agencies	—	(2)	—	—

Fair value option fixed maturities	3	—	9	—
Investment funds	4	—	(22)	—

Embedded derivatives:
Other embedded derivatives	—	—	5	—

Freestanding derivatives:
Interest rate derivatives	(18)	—	(11)	—
Variable annuities macro hedge program	(196)	—	(216)	—

Fixed indexed annuities hedge program	23	—	22	—
Ceded market risk benefits	(243)	—	(246)	—
Separate account assets	(1)	—	3	—
[1]Recorded in unrealized gain (loss) on available-for-sale securities in the consolidated statements of comprehensive income (loss).

The following presents the carrying amount and fair value of the Company’s financial assets and liabilities not carried at fair value:
		As of December 31,
	Fair Value Hierarchy Level	2024		2023
		Carrying Amount	Fair Value	Carrying Amount	Fair Value
Assets
Policy loans	Level 2	$1,565	$1,565	$1,528	$1,528
Mortgage loans	Level 3	1,835	1,654	2,019	1,814
Other investments	Level 2	100	100	—	—

Liabilities
Other policyholder funds and benefits payable [1]	Level 3	$9,224	$7,658	$9,921	$8,305
Funds withheld liability	Level 2	9,905	9,905	10,367	10,367
[1]This amount includes contracts accounted for as investment contracts and excludes insurance contracts, such as our group accident and health, UL, COLI, and certain FIA and VA contracts with death or other additional benefits.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
6.Reinsurance

The following summarizes premiums and policy charges and fee income by direct, assumed and ceded insurance types, in the consolidated statements of operations:

	Year Ended December 31,
	2024	2023	2022
Premiums, policy charges and fee income
Direct	$2,208	$2,212	$2,283
Reinsurance assumed	405	413	210
Reinsurance ceded	(1,900)	(1,891)	(1,885)
Total premiums, policy charges and fee income	$713	$734	$608

Assumed Reinsurance
Coinsurance Trusts
Under the terms of the assumed reinsurance transaction, TL maintains a trust for the benefit of the cedant.

The following presents the assets held in this trust:
	As of December 31,
	2024	2023
Allianz coinsurance trust:
Fixed maturities	$5,907	$6,354
Equity securities	3	—
Short-term investments	22	58
Cash	302	202

Other Assumed Reinsurance
On July 29, 2022, the Company executed a flow reinsurance agreement with Allianz. Under the terms of the transaction, the Company assumes certain FIA contracts issued by Allianz after August 2, 2022 on a coinsurance basis. Allianz will continue to service and administer the policies reinsured under the agreement as the direct insurer of the business.
Ceded Reinsurance

The following summarizes our reinsurance recoverables by counterparty:
	As of December 31,
	2024	2023
Prudential Financial, Inc.	$14,648	$14,383
Massachusetts Mutual Life Insurance Company	5,349	5,967
Commonwealth Annuity and Life Insurance Company	5,661	6,531
TR Re	8,682	9,468
Other reinsurers	1,244	1,375
Gross reinsurance recoverables	35,584	37,724

Less: allowance for credit losses	(8)	(18)
Reinsurance recoverables, net	$35,576	$37,706

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
6. Reinsurance (continued)
Allowance for Credit Losses
The Company closely monitors the financial condition, ratings and current market information of all its counterparty reinsurers and records an ACL considering the credit quality of the reinsurer, the invested assets in trust, and the period over which the recoverable balances are expected to be collected. Counterparty risk is assessed on a pooled basis in cases of shared risk characteristics, and separately for individual reinsurers when it is more relevant. The Company evaluates historical events, current conditions, and reasonable and supportable forecasts in developing its ACL estimate. Where its contracts permit, the Company secures future claim obligations with various forms of collateral, including irrevocable letters of credit, secured trusts and funds held accounts. The ACL is estimated using a probability of default and loss given default model applied to the amount of reinsurance recoverables, net of collateral, exposed to loss. The probability of default factor is assigned based on each reinsurer's credit rating. The Company reassesses and updates credit ratings on an annual basis. The probability of default factors encompasses historical industry defaults for liabilities with similar durations to the reinsured liabilities as estimated through multiple economic cycles. The loss given default factors are based on a study of historical recovery rates for general creditors of corporations through multiple economic cycles.

The following table presents a rollforward of the ACL for reinsurance recoverables:
	Year Ended December 31,
	2024	2023	2022
Beginning Balance	$18	$21	$35
Reductions	(10)	(3)	(14)
Ending Balance	$8	$18	$21

Related Party Reinsurance
The Company has entered into several reinsurance transactions with TR Re.

The following presents the impacts from affiliated reinsurance in the Company's consolidated statements of operations:
	Year Ended December 31,
	2024	2023	2022
Revenues
Premiums	$(61)	$(56)	$(27)
Policy charges and fee income	(322)	(304)	(320)
Net investment income	(392)	(380)	(136)
Investment related gains	98	361	696
Total revenues	(677)	(379)	213

Benefits, Losses, and Expenses
Benefits and losses	(488)	(276)	(117)
Change in market risk benefits	155	77	4
Amortization of deferred acquisition costs	10	14	19
Insurance operating costs and other expenses	(133)	(136)	(119)
Total benefits, losses and expenses	(456)	(321)	(213)

Income (loss) before income taxes	(221)	(58)	426

Income tax expense (benefit)	(46)	(12)	90
Net income (loss)	$(175)	$(46)	$336

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
7.Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves and Other Balances

The following presents a rollforward of DAC by product and VOBA associated with VA:
	Deferred Acquisition Costs			Value of Business Acquired	Total
	Variable Annuities	Payout Annuities	Fixed Indexed Annuities
Balance as of January 1, 2023	$82	$105	$10	$299	$496
Additions	—	—	64	—	64
Amortization	(12)	(5)	(1)	(37)	(55)
Impact of reinsurance	—	—	(48)	—	(48)
Balance as of December 31, 2023	70	100	25	262	457

Additions	—	—	38	—	38
Amortization	(9)	(6)	(3)	(34)	(52)
Impact of reinsurance	—	—	(28)	—	(28)
Balance as of December 31, 2024	$61	$94	$32	$228	$415

The following presents a rollforward of negative VOBA by product:
	Fixed Annuities [1]	Universal Life and Other [1]	Total [1]	Life-Contingent Payout Annuities [2]
Balance as of January 1, 2023	$803	$163	$966	$2,645
Amortization	(141)	(29)	(170)	(133)
Balance as of December 31, 2023	662	134	796	2,512

Amortization	(124)	(24)	(148)	(127)
Balance as of December 31, 2024	538	110	648	2,385
[1]Recorded in other policyholder funds and benefits payable on the consolidated balance sheets. Reinsurance balances are included in reinsurance recoverables.
[2]Recorded in reserve for future policy benefits on the consolidated balance sheets. Reinsurance balances are included in reinsurance recoverables.

The following presents a rollforward of URR by product, which are included in other policyholder funds and benefits payable on the consolidated balance sheets:
	Unearned Revenue Reserves [1]
	Variable Annuities	Fixed Indexed Annuities	Payout Annuities	Total
Balance as of January 1, 2023	$47	$1,077	$71	$1,195
Amortization	(5)	(109)	(4)	(118)
Balance as of December 31, 2023	42	968	67	1,077

Amortization	(4)	(105)	(4)	(113)
Balance as of December 31, 2024	$38	$863	$63	$964
[1]Included in other policyholder funds and benefits payable on the consolidated balance sheets.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
7. Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves and Other Balances (continued)

The following presents a Company rollforward of other balances amortized on a basis consistent with DAC associated with FIA and certain intercompany balances:
	Market Risk Benefit Adjustments [1]	Unearned Commissions on Internal Reinsurance [2]
Balance as of January 1, 2023	$769	$—
Additions	—	36
Amortization	(72)	(2)
Balance as of December 31, 2023	697	34

Additions	—	34
Amortization	(60)	(6)
Balance as of December 31, 2024	$637	$62
[1]Included in other policyholder funds and benefits payable on the consolidated balance sheets.
[2]Recorded in other liabilities on the consolidated balance sheets.

8.Goodwill and Other Intangible Assets
The carrying amount of goodwill was $97 as of December 31, 2024 and 2023. There were no additions or impairments recorded for the years ended December 31, 2024, 2023 and 2022.

The following presents the Company's amortizing internally developed software recorded in goodwill and other intangible assets, net on the consolidated balance sheets:
	As of December 31,
	2024	2023
Gross carrying amount	$41	$41
Accumulated amortization	(21)	(15)
Net carrying value	$20	$26

Indefinite-lived other intangible assets consisting of state insurance licenses were $26 as of December 31, 2024 and 2023. There were no additions or impairments recorded for the years ended December 31, 2024, 2023 and 2022.
For the years ended December 31, 2024 and 2023, total amortization expense for other intangible assets recorded within insurance operating costs and other expenses on the consolidated statements of operations was $6.

As of December 31, 2024, total amortization expense for other intangible assets is expected to be as follows for each of the next five years:
Year Ended December 31,
2025	$6
2026	6
2027	6
2028	2
2029	—

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
9.Separate Accounts

The following table presents the aggregate fair value of assets supporting separate accounts, by major investment category:
	As of December 31,
	2024	2023
Fixed maturities	$28,743	$28,283
Equity securities (including mutual funds)	57,602	55,678
Cash and cash equivalents	2,184	2,521
Short-term investments	945	1,001
Investment receivables, net [1]	1,755	1,814
Other invested assets [2]	251	217
Separate account assets	$91,480	$89,514
[1]Includes trade receivables on investment sales executed in the ordinary course of business where the carrying amount approximates fair value, net of investment income due and accrued.
[2]Primarily relates to investments in hedge funds.

The following table presents a rollforward of separate account liabilities, by product:
	Variable Annuities	Corporate-Owned Life Insurance	Other [1]	Total
Balance as of January 1, 2023	$26,149	$39,998	$21,108	$87,255
Premiums and deposits	204	287	1,414	1,905
Policy charges	(417)	(660)	(330)	(1,407)
Surrenders and withdrawals	(3,111)	(142)	(3,606)	(6,859)
Benefit payments	(128)	(381)	(161)	(670)
Investment performance	4,313	2,502	3,650	10,465
Net transfers from (to) general account	9	(1,177)	(7)	(1,175)
Balance as of December 31, 2023	$27,019	$40,427	$22,068	$89,514

Premiums and deposits	256	326	1,285	1,867
Policy charges	(435)	(696)	(330)	(1,461)
Surrenders and withdrawals	(3,636)	(38)	(3,364)	(7,038)
Benefit payments	(147)	(366)	(201)	(714)
Investment performance	4,060	1,519	3,360	8,939
Net transfers from (to) general account	(4)	355	36	387
Sale of consolidated subsidiary to parent	(14)	—	—	(14)
Balance as of December 31, 2024	$27,099	$41,527	$22,854	$91,480

Cash surrender value [2] as of:
December 31, 2023	$26,948	$37,731	$22,053	$86,732
December 31, 2024	26,951	38,434	22,843	88,228
[1]Represents separate account liabilities that are fully reinsured to third parties on a modified coinsurance basis.
[2]Cash surrender value ("CSV") represents the amount of the contractholders’ account balance distributable at the balance sheet date, less certain surrender charges.

Not reflected in the tables above are separate account assets and liabilities associated with Guardian contracts assumed on a modified coinsurance basis of $5.5 billion and $6.4 billion as of December 31, 2024 and 2023, respectively.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)

10.Reserve for Future Policy Benefits

The following table summarizes the reserve for future policy benefits:
	As of December 31,
	2024	2023
Life-contingent payout annuities [1]	$7,998	$8,674
Additional liabilities for other insurance benefits [2]	7,383	6,787
Deferred profit liability	117	119
Negative VOBA [3]	2,385	2,512
Other reserves [4]	1,251	1,287
Reserve for future policy benefits	$19,134	$19,379
[1]See “Liability for Future Policy Benefits” section below for further information.
[2]Represents fully insured additional liabilities for other insurance benefits.
[3]Refer to Note 7 - Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves, and Other Balances for additional details related to negative VOBA.
[4]Represents reserves for fully reinsured traditional life insurance of $0.8 billion as of December 31, 2024 and 2023, as well as COLI, other universal life-type products, and short-duration contracts, which are all excluded from the tables below.

Liability for Future Policy Benefits
Significant assumptions and inputs to the calculation of the LFPB for life-contingent payout annuities primarily include assumptions for discount rates, mortality and other policyholder data, including certain demographic data. These assumptions are derived from both policyholder data and experience and industry data, and the Company will adjust policyholder data and experience to reflect market data, where necessary. The Company does not include any expense assumptions in the calculation of the LFPB, due to the lack of expenses for payout reserves. Annually, the Company reviews all significant cash flow assumptions, such as mortality, unless emerging experience indicates a more frequent review is necessary. As part of its annual review process, the Company assesses trends in both policyholder experience and industry data and updates the assumptions in the liability calculation, as necessary.
A single-A interest rate curve is utilized to discount the cash flows used to calculate the LFPB. The discount rate reflects market observable inputs from upper-medium grade fixed income instrument yields and is reflective of the duration of the liabilities and is updated for market data. The updated cash flows used in the liability calculation are discounted using a forward rate curve.
In 2024, there were significant updates for unfavorable mortality for the Company’s structured settlement payout reserves, which increased reserves. In 2023, there were significant updates for favorable mortality for certain reserves, as a result of the Company’s assumption update. These updates resulted in lower reserves, which were offset by a deferred profit liability.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
10. Reserve for Future Policy Benefits (continued)

The Company’s LFPBs consists only of the liability associated with limited pay annuities (e.g., single premium immediate annuities) with life contingencies. As this business has no future expected premiums, the following table presents a rollforward of the present value of expected future policy benefits for life-contingent payout annuities:

	Year Ended December 31,
	2024	2023
Beginning balance	$8,459	$8,335
Beginning balance at original discount rate	10,518	11,048
Effect of actual variances from expected experience due to mortality	(3)	(17)
Effect of changes in cash flow assumptions	204	(90)
Adjusted beginning balance at original discount rate	10,719	10,941

Issuances [1]	156	147
Interest accrual [2]	196	127
Benefit payments	(698)	(697)
Ending balance at original discount rate	10,373	10,518

Cumulative effect of changes in discount rate assumptions	(2,559)	(2,059)
Ending balance	7,814	8,459

Other business [3]	184	215
Adjusted ending balance	7,998	8,674

Less: reinsurance recoverables	(4,662)	(5,083)
Adjusted ending balance, net of reinsurance	$3,336	$3,591
[1]Issuances are included within premiums in the consolidated statements of operations.
[2]Interest accretion (expense) is recorded as a component of benefits and losses in the consolidated statements of operations.
[3]Represents fully reinsured blocks, whose activity is not included in the table above.

The following is a reconciliation of premiums from LFPBs to the consolidated statements of operations:
	Year Ended December 31,
	2024	2023
Life-contingent payout annuities	$156	$147
Reconciling items [1]	(72)	(59)
Total premiums	$84	$88
[1]Reconciling items represent premiums related to fully reinsured traditional life insurance and other lines of business, net of reinsured amounts.

The following presents supplemental disclosures related to the LFPBs for life-contingent payout annuities:
	Year Ended December 31,
	2024	2023
Undiscounted expected future benefits and expenses	$18,430	$18,127

Weighted-average duration of the liability (in years)	11.2	11.9
Weighted-average interest accretion rate	2.1%	1.3%
Weighted-average discount rate	5.6%	4.9%

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
11.Other Policyholder Funds and Benefits Payable
Other policyholder funds and benefits payable consists of the following:

	As of December 31,
	2024	2023
Policyholder account balances [1]	$25,882	$28,107
Unearned revenue reserves [2]	964	1,077
Negative VOBA [2]	648	796
Market risk benefits adjustment [2]	(637)	(697)
Embedded derivatives [3]	636	536
Other reserves [4]	(426)	(317)
Other policyholder funds and benefits payable	$27,067	$29,502
[1]Refer to the subsequent tables for a rollforward of PABs.
[2]Refer to Note 7 - Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves, and Other Balances for rollforwards of URR, negative VOBA, and FIA MRB adjustment.
[3]Refer to Note 5 - Fair Value Measurements for rollforwards of the embedded derivatives associated with FIA and the indexed-linked features of certain fully reinsured UL products.
[4]Represents the unaccreted host contract adjustments associated with FIA contracts and other reserves excluded from the subsequent tables.

The following presents a rollforward of PABs, by product:
	Variable Annuities	Fixed Annuities	Fixed Indexed Annuities	Non-Life Contingent Payout Annuities	Universal Life and Other	Total
Balance as of January 1, 2023	$2,920	$2,732	$6,848	$2,309	$1,959	16,768
Deposits	2	—	469	243	2	716
Policy charges	(1)	—	(11)	—	(23)	(35)
Surrenders and other benefits	(535)	(549)	(830)	(320)	(84)	(2,318)
Transfers from separate accounts	—	—	—	7	42	49
Interest credited	84	72	105	25	95	381
Other	—	1	5	(3)	(2)	1
Balance as of December 31, 2023	2,470	2,256	6,586	2,261	1,989	15,562

Other business [1]	—	790	—	—	11,755	12,545
Adjusted balance	$2,470	$3,046	$6,586	$2,261	$13,744	$28,107

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
11. Other Policyholder Funds and Benefits Payable (continued)

The following presents a rollforward of PABs, by product: (continued)
	Variable Annuities	Fixed Annuities	Fixed Indexed Annuities	Non-Life Contingent Payout Annuities	Universal Life and Other	Total
Balance as of January 1, 2024	$2,470	$2,256	$6,586	$2,261	$1,989	$15,562
Deposits	2	—	394	212	—	608
Policy charges	(1)	—	(10)	—	(21)	(32)
Surrenders and other benefits	(439)	(501)	(1,088)	(325)	(53)	(2,406)
Transfers from (to) separate accounts	(3)	—	—	5	42	44
Interest credited	71	62	233	31	101	498
Other	(3)	(5)	(7)	6	2	(7)
Balance as of December 31, 2024	2,097	1,812	6,108	2,190	2,060	14,267

Other business [1]	—	781	—	—	10,834	11,615
Adjusted balance	$2,097	$2,593	$6,108	$2,190	$12,894	$25,882
[1]Represents the account value of fully reinsured blocks whose activity is not included in the table above. These blocks were previously reinsured prior to 2023.

The following table presents the weighted-average crediting rate, net amount at risk (“NAR”), and CSV for PABs, by product:
	Variable Annuities	Fixed Annuities	Fixed Indexed Annuities	Non-Life Contingent Payout Annuities	Universal Life and Other	Total
As of December 31, 2024
Weighted-average crediting rate	3.1%	3.0%	3.8%	1.4%	5.0%	3.4%
Net amount at risk [1]	$—	$—	$—	$—	$887	$887
Cash surrender value [2]	2,095	1,802	5,968	—	550	10,415

As of December 31, 2023
Weighted-average crediting rate	3.5%	2.9%	1.6%	1.1%	4.8%	2.4%
Net amount at risk [1]	$—	$—	$—	$—	$915	$915
Cash surrender value [2]	2,456	2,198	6,437	—	521	11,612
[1]NAR is generally defined as the current guarantee amount in excess of the current account balance at the balance sheet date. The NAR associated with MRBs are presented within Note 12 - Market Risk Benefits. NAR for Variable Annuities is based on total account balances and includes both policyholder account balances and separate account balances.
[2]CSV represents the amount of the contractholder’s account balance distributable at the balance sheet date, less certain surrender charges and market value adjustments.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
11. Other Policyholder Funds and Benefits Payable (continued)

The following presents the balance of account values by range of guaranteed minimum crediting rates (“GMCR”) and the related range of difference, in basis points, between rates being credited to policyholders and the respective guaranteed minimums:

	Range of Guaranteed Minimum Crediting Rates	At Guaranteed Minimum	1 Basis Point to 50 Basis Points Above	51 Basis Points to 150 Basis Points Above	Greater than 150 Basis Points Above	Total
As of December 31, 2024
Variable Annuities	Less than 2.0%	$—	$37	$43	$—	$80
	2.0% - 4.0%	1,813	201	3	—	2,017
	Greater than 4.0%	—	—	—	—	—
	Total	1,813	238	46	—	2,097

Fixed Annuities	Less than 2.0%	3	1	1	4	9
	2.0% - 4.0%	1,374	163	252	9	1,798
	Greater than 4.0%	5	—	—	—	5
	Total	1,382	164	253	13	1,812

Fixed Indexed Annuities	Less than 2.0%	111	—	87	691	889
	2.0% - 4.0%	485	1	8	—	494
	Greater than 4.0%	—	—	—	—	—
	Total	596	1	95	691	1,383

Universal Life and Other	Less than 2.0%	—	—	—	—	—
	2.0% - 4.0%	849	—	—	—	849
	Greater than 4.0%	1,211	—	—	—	1,211
	Total	2,060	—	—	—	2,060

As of December 31, 2023
Variable Annuities	Less than 2.0%	$60	$96	$—	$—	$156
	2.0% - 4.0%	2,122	143	49	—	2,314
	Greater than 4.0%	—	—	—	—	—
	Total	2,182	239	49	—	2,470

Fixed Annuities	Less than 2.0%	7	2	2	3	14
	2.0% - 4.0%	1,928	73	225	10	2,236
	Greater than 4.0%	6	—	—	—	6
	Total	1,941	75	227	13	2,256

Fixed Indexed Annuities	Less than 2.0%	136	—	119	416	671
	2.0% - 4.0%	560	3	11	—	574
	Greater than 4.0%	—	—	—	—	—
	Total	696	3	130	416	1,245

Universal Life and Other	Less than 2.0%	—	—	—	—	—
	2.0% - 4.0%	757	—	—	—	757
	Greater than 4.0%	1,232	—	—	—	1,232
	Total	$1,989	$—	$—	$—	$1,989

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
12.Market Risk Benefits

The following table presents a reconciliation of the gross MRB by product and balance sheet position:
	As of December 31,
	2024			2023
	Variable Annuities	Fixed Indexed Annuities	Total	Variable Annuities	Fixed Indexed Annuities	Total
Asset position	$737	$5	$742	$576	$2	$578
Liability position	402	472	874	529	545	1,074
Net liability (asset)	(335)	467	132	(47)	543	496

Less: ceded market risk benefits [1]	(55)	(350)	(405)	(240)	(408)	(648)
Balance, net of reinsurance	$(390)	$117	$(273)	$(287)	$135	$(152)
[1]Refer to Note 4 - Fair Value Measurements for a rollforward of the Company’s ceded MRBs.

The following table presents a rollforward of the net MRB liability (asset), by product:
	Variable Annuities	Fixed Indexed Annuities	Total
Balance as of January 1, 2023	$390	$489	$879
Balance as of January 1, 2023, before effect of changes in the instrument-specific credit risk	524	519	1,043
Issuances	(10)	—	(10)
Interest accrual	13	29	42
Attributed fees collected	295	7	302
Benefit payments	(107)	(58)	(165)
Effect of changes in interest rates	(19)	(12)	(31)
Effect of changes in equity markets	(619)	19	(600)
Effect of changes in equity index volatility	(128)	2	(126)
Actual policyholder behavior different from expected behavior	17	13	30
Effect of changes in future expected policyholder behavior	(10)	21	11
Effect of changes in other future expected assumptions	5	(8)	(3)
Balance as of December 31, 2023, before effect of changes in the instrument-specific credit risk	$(39)	$532	$493

Cumulative effect of changes in the instrument-specific credit risk	(8)	11	3
Balance as of December 31, 2023	$(47)	$543	$496

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
12. Market Risk Benefits (continued)

The following table presents a rollforward of the net MRB liability (asset), by product: (continued)
	Variable Annuities	Fixed Indexed Annuities	Total
Balance as of January 1, 2024	$(47)	$543	$496
Balance as of January 1, 2024, before effect of changes in the instrument-specific credit risk	(39)	532	493
Interest accrual	(14)	30	16
Attributed fees collected	287	6	293
Benefit payments	(76)	(60)	(136)
Effect of changes in interest rates	(207)	(63)	(270)
Effect of changes in equity markets	(302)	13	(289)
Effect of changes in equity index volatility	(9)	1	(8)
Actual policyholder behavior different from expected behavior	(12)	13	1
Effect of changes in future expected policyholder behavior	24	(30)	(6)
Effect of changes in future expected assumptions	11	6	17
Other	—	2	2
Balance as of December 31, 2024, before effect of changes in the instrument-specific credit risk	$(337)	$450	$113

Cumulative effect of changes in the instrument-specific credit risk	2	17	19
Balance as of December 31, 2024	$(335)	$467	$132

The following table presents the NAR and weighted average attained age of contract holders for MRBs, by product:
	Variable Annuities	Fixed Indexed Annuities	Total
As of December 31, 2023
Net amount at risk [1]	$389	$195	$584
Weighted average attained age of contractholders (in years)	74.4	72.4	72.2

As of December 31, 2024
Net amount at risk [1]	$266	$191	$457
Weighted average attained age of contractholders (in years)	75.0	73.4	74.1
[1]NAR is generally defined as the current guarantee amount in excess of the current account balance at the balance sheet date, net of reinsurance impacts. For products with multiple guarantees, only the benefit with the highest NAR is presented for the contract. The VA NAR represents the death benefit portion of the contract, as contracts with a withdrawal benefit also contain a death benefit. The FIA NAR represents the withdrawal portion of the contract. The total represents the combined NAR of VA and FIA.

The Company’s MRBs primarily relate to VA contracts with GMDB, GMIB, and GMWB guarantee features and FIA contracts with GLWB features and two-tier annuitization benefits. As described in Note 1 - Basis of Presentation and Significant Accounting Policies, MRBs and the related reinsurance are calculated using fair value measurement principles, which considers the price paid that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. The fair value of these MRBs are calculated as the present value of expected benefit payments, less the present value of expected fees attributable to the MRB. The determination of the fair value of MRBs requires the use of inputs related to fees and assessments, and assumptions in determining the expected benefits, in excess of the projected account balance.
Fair values for VA and FIA contract benefits are calculated using internally developed models because active, observable markets do not exist for the MRB. These assumptions are established using accepted actuarial valuation methods and are considered unobservable inputs to the fair value measurement. Therefore, the fair value estimate of MRBs are classified as a level 3 measurement within the fair value hierarchy and the determination of the significant inputs included in the fair value measurement requires the use of management’s judgment. Assumptions are mostly based on policyholder experience and

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
12. Market Risk Benefits (continued)
pricing assumptions, which are updated for actual experience, if necessary. In 2024, the Company increased its lapse assumption based on actual experience.
The significant inputs to the valuation models for these MRBs include actuarially determined assumptions for contractholder behavior, as well as lapse rates, benefit utilization rates, surrender rates, and mortality rates. In addition, significant inputs include capital market assumptions, such as interest rate levels and market volatility assumptions.
Variable Annuities
The Company’s VA contracts include variable insurance contracts both entered into directly between the Company and an individual policyholder or assumed through reinsurance with other insurers, including assumed separate account products. Products provide a current or future income stream based on the value of the individual's contract at annuitization and can include a variety of guaranteed minimum death and withdrawal benefits.
The Company's VA contracts sold to individuals mostly provide GMDBs during the accumulation period that is generally equal to the greater of (a) the contract value at death or (b) premium payments less any prior withdrawals and may include adjustments that increase the benefit, such as for maximum anniversary value ("MAV"). In addition, some of the VA contracts provide a GMWB, whereby if the account value is reduced to a specified level through a combination of market declines and withdrawals, the contractholder is entitled to a guaranteed remaining balance, which is generally equal to premiums less withdrawals. Many policyholders with a GMDB also have a GMWB. These benefits are not additive as policyholders that have a product with both guarantees can receive, at most, the greater of the GMDB or GMWB.
Fixed Indexed Annuities
FIA contracts the Company assumes represent annuity contracts issued by another insurance company under which the Company assumes through reinsurance a quota share of the liabilities. These annuity contracts have a cash value that appreciates based on a GMCR, or the performance of various equity market indices, such as the S&P 500. FIAs generally protect the contract owner against loss of principal and may include GMWBs or enhanced annuitization benefits.
For FIA contracts, assumptions include projected equity returns which impact cash flows attributable to indexed strategies, implied equity volatilities, expected index credits and future equity option costs.
The models are based on a risk neutral valuation framework and incorporate risk premiums inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. A risk margin is incorporated within the discount rate to reflect uncertainty in the projected cash flows, as well as credit spreads to reflect nonperformance risk, for the Company.

The following table summarizes the unobservable inputs for MRBs, net of reinsured balances:
Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Range	Weighted Average	Impact of Increase in Input on Fair Value [1]
As of December 31, 2024
Variable annuities (net of reinsurance):
$(390)	Discounted cash flows	Withdrawal utilization [2]	0.0% to 35.0%	6.9%	Increase
		Withdrawal rates [3]	0.0% to 8.0%	4.3%	Increase
		Lapse rates [4]	0.0% to 80.0%	9.4%	Decrease
		Market volatility [5]	13.4% to 26.9%	20.3%	Increase
		Nonperformance risk [6]	0.6% to 2.6%	1.5%	Decrease
		Mortality rate [7]	<0.1% to 62.5%	1.4%	Decrease
Fixed indexed annuities:
$117	Discounted cash flows	Withdrawal utilization [2]	0.0% to 37.1%	4.8%	Increase
		Withdrawal rates [3]	2.3% to 8.3%	4.6%	Increase
		Lapse rates [4]	1.6% to 50.0%	8.0%	Decrease
		Market volatility [5]	4.5% to 21.6%	11.3%	Increase
		Nonperformance risk [6]	0.6% to 2.6%	1.5%	Decrease
		Mortality rate [7]	<0.1% to 40.0%	5.2%	Decrease
		Option budgets [8]	0.0% to 3.8%	2.0%	Increase

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
12. Market Risk Benefits (continued)

The following table summarizes the unobservable inputs for MRBs, net of reinsured balances: (continued)
Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Range	Weighted Average	Impact of Increase in Input on Fair Value [1]
As of December 31, 2023
Variable annuities (net of reinsurance):
$(287)	Discounted cash flows	Withdrawal utilization [2]	1.0% to 46.0%	15.6%	Increase
		Withdrawal rates [3]	0.0% to 8.0%	4.3%	Increase
		Lapse rates [4]	0.0% to 40.0%	6.0%	Decrease
		Market volatility [5]	10.5% to 26.9%	20.4%	Increase
		Nonperformance risk [6]	0.6% to 2.5%	1.6%	Decrease
		Mortality rate [7]	<0.1% to 62.5%	1.4%	Decrease
Fixed indexed annuities:
$135	Discounted cash flows	Withdrawal utilization [2]	0.0% to 42.4%	2.7%	Increase
		Withdrawal rates [3]	2.3% to 8.3%	4.5%	Increase
		Lapse rates [4]	0.0% to 30.0%	3.5%	Decrease
		Market volatility [5]	4.9% to 25.6%	16.7%	Increase
		Nonperformance risk [6]	0.6% to 2.5%	1.7%	Decrease
		Mortality rate [7]	<0.1% to 40.0%	2.5%	Decrease
		Option budgets [8]	0.0% to 3.8%	1.9%	Increase
[1]Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.
[2]Range represents assumed percentages of policyholders taking withdrawals.
[3]Range represents assumed annual percentage of allowable amount withdrawn.
[4]Range represents assumed annual percentages of policyholders electing a full surrender.
[5]Range represents implied market volatilities for equity indices based on multiple pricing sources.
[6]Range represents Company credit spreads.
[7]Mortality rates vary by age and by demographic characteristics, such as gender. The range shown reflects the mortality rate for policyholders. Mortality rate assumptions are set based on policyholder experience.
[8]Range represents assumed annual budget for index options.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)

13.Debt
Collateralized Advances
The Company is a member of the Federal Home Loan Bank of Boston (“FHLB”). Membership allows the Company access to collateralized advances, which may be used to support various spread-based business and enhance liquidity management. FHLB membership requires the Company to own member stock and advances require the purchase of activity stock. The amount of advances that can be taken are dependent on the asset types pledged to secure the advances. The pledge limit is recalculated annually based on statutory admitted assets and capital and surplus. The Company would need to seek the prior approval of the Connecticut Department of Insurance in order to exceed these limits.
The Company had no borrowings from the FHLB as of December 31, 2024 and 2023, and there were no advances outstanding. Collateral pledged by the Company to the FHLB was $388 and $416, respectively, as of December 31, 2024 and 2023.

14.Income Taxes
The expected tax provision computed on pre-tax income has been calculated using the U.S. federal statutory tax rate of 21%.

A reconciliation of the difference between the expected tax provision at the U.S. federal income tax rate to the Company’s income tax expense (benefit) is as follows:
	Year Ended December 31,
	2024	2023	2022
Expected tax provision on pre-tax income U.S. federal income tax rate	$12	$1	$152
Dividends received deduction	(29)	(34)	(38)
Foreign related investments	(5)	(6)	(7)
Other	2	—	—
Income tax expense (benefit)	$(20)	$(39)	$107

The separate account dividends received deduction (“DRD”) is estimated for the current year using information from the most recent return, adjusted for current year equity market performance and other appropriate factors, including estimated levels of corporate dividend payments and level of policy owner equity account balances. The actual current year DRD can vary from estimates based on, but not limited to, changes in eligible dividends received in the mutual funds, amounts of distributions from these mutual funds and the Company’s taxable income before the DRD. The Company evaluates its DRD computations on a quarterly basis.

Income tax expense (benefit) consists of the following:
	Year Ended December 31,
	2024	2023	2022
Current income taxes - U.S. Federal	$(35)	$(2)	$(17)
Deferred income taxes - U.S. Federal	15	(37)	124
Income tax expense (benefit)	$(20)	$(39)	$107

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
14. Income Taxes (continued)

Deferred income taxes consist of the following:
	As of December 31,
	2024	2023
Deferred Tax Assets
Tax basis deferred policy acquisition costs	$154	$142
Value of business acquired and reserves	101	174
Net operating loss carryover	23	28
Employee benefits	4	4
Foreign tax credit carryover	25	22
Net unrealized loss on investments	516	523
Deferred reinsurance gain	214	239
Total deferred tax assets	1,037	1,132

Less: valuation allowance	—	—
Total deferred tax assets, net of valuation allowance	1,037	1,132

Deferred Tax Liabilities
Investment related items	(260)	(295)
Other	(9)	(9)
Total deferred tax liabilities	(269)	(304)

Deferred income taxes	$768	$828

The statute of limitations on the examination of U.S. federal tax returns is closed through the 2020 tax year, with the exception of net operating loss ("NOL") carryforwards utilized in open tax years. Management believes that an adequate provision has been made on the financial statements for any potential adjustments that may result from tax examinations and other tax-related matters for all open tax years. As of December 31, 2024 and 2023, the Company had no reserves for uncertain tax positions. As of December 31, 2024 and 2023, there were no unrecognized tax benefits that if recognized would affect the effective tax rate and that had a reasonable possibility of significantly increasing or decreasing within the next 12 months.
The Company recognized no interest expense for the years ended December 31, 2024 and 2023. The Company had no interest payable as of December 31, 2024 and 2023. The Company does not believe it would be subject to any penalties in any open tax years and, therefore, has not recorded any accrual for penalties.
The Company believes it is more likely than not that all deferred tax assets will be fully realized. In assessing the need for a valuation allowance, management considered future taxable temporary difference reversals, future taxable income exclusive of reversing temporary differences and carryovers, taxable income in open carry back years, the impact of tax elections and other tax planning strategies. From time to time, tax planning strategies could include holding a portion of debt securities with market value losses until recovery, making investments which have specific tax characteristics and business considerations such as asset-liability matching.
Net Operating Loss Carryover
As of December 31, 2024 and 2023, net deferred income taxes included the expected tax benefit related to U.S. NOLs of $110 and $132, respectively. The U.S. NOLs were generated in 2018 and subsequent years and are attributable to the Company's U.S. subsidiaries. The losses do not expire, but their utilization in any carryforward year is limited to 80% of taxable income in that year. As of December 31, 2024 and 2023, $0 and $62, respectively, of the losses are also subject to Internal Revenue Code Section 382, which may limit the amount that can be utilized in any carryforward year.
Given the Company's expected future earnings, the Company believes sufficient taxable income will be generated in the future to utilize its NOL carryover. Although the Company believes there will be sufficient future taxable income to fully recover the remainder of the loss carryover, the Company's estimate of the likely realization may change over time.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
14. Income Taxes (continued)
Foreign Tax Credit (“FTC”) Carryover
As of December 31, 2024 and 2023, the net deferred income taxes included the expected tax benefit attributable to U.S. FTC carryovers of $25 and $22, respectively, which expire between 2028 and 2034. Given the Company’s expected future earnings, the Company believes sufficient taxable income will be generated after the application of any available NOL to fully use the FTC carryover prior to expiration. Although the Company believes that there will be sufficient future taxable income to fully recover the remainder of the FTC carryover, the Company’s estimate of the likely realization may change over time.
Corporate Alternative Minimum Tax (“CAMT”)
The Inflation Reduction Act of 2022 introduced a 15% CAMT among other tax provisions. The provisions had an effective date beginning after December 31, 2022. Generally, the CAMT imposes a minimum tax on the adjusted financial statement income AFSI of certain corporations with average annual AFSI over a three-year period in excess of $1 billion. The Company has determined that it is not an applicable corporation and therefore its U.S. taxpayer subsidiaries are not subject to CAMT for the years ended December 31, 2024 and 2023. Since enactment of the CAMT, the U.S. Treasury Department and Internal Revenue Service continue to issue guidance to the public. The Company will continue to evaluate the guidance and assess its impact, if any in future years.
Global Minimum Corporate Tax Rate
On October 8, 2021, the Organization for Economic Cooperation and Development (“OECD”) announced that members of the OECD/G20 Inclusive Framework on Base Erosion and Profit Shifting (the “Inclusive Framework”) agreed to a two-pillar solution to address the tax challenges associated with the digitalization of the economy. On December 20, 2021, the OECD released the Pillar Two model rules, which define the global minimum tax and call for the taxation of large corporations at a minimum rate of 15%. The OECD has since issued commentary and additional administrative guidance related to the Inclusive Framework agreement.
Certain jurisdictions in which the Company's related parties operate have enacted Pillar Two legislation that became effective on January 1, 2024. While the Company’s indirect parent is in scope of the enacted legislation, we do not expect Pillar Two to have a material impact on the Company’s current year financial results. We will continue to monitor regulatory developments to access potential impacts on our consolidated financial statements as additional guidance is released.

15.Commitments and Contingencies
Contingencies Relating to Corporate Litigation and Regulatory Matters
Management evaluates each contingent matter separately. A loss is recorded if it is probable and reasonably estimable. Management establishes reserves for these contingencies at its “best estimate,” or, if no one number within the range of possible losses is more probable than any other, the Company records an estimated liability at the low end of the range of losses.
Litigation
The Company is involved in claims litigation arising in the ordinary course of business with respect to life and annuity contracts. The Company accounts for such activity through the establishment of reserve for future policy benefits. Management expects that the ultimate liability, if any, with respect to such ordinary-course claims litigation, after consideration of provisions made for potential losses and costs of defense, will not be material to the Company’s financial condition, results of operations or cash flows of the Company.
On August 15, 2023, Talcott Resolution Life Insurance Company and Talcott Resolution Life and Annuity Insurance Company (collectively “Talcott Resolution”) were named as defendants in a putative class action lawsuit in the United States District Court for the District of Massachusetts. The case is captioned as follows: Casey v. Talcott Resolution Life Insurance Company and Talcott Resolution Life and Annuity Insurance Company, et al. The lawsuit relates to data security events involving the MOVEit file transfer system (“MOVEit Cybersecurity Incident”). The MOVEit file transfer system is software used by a broad range of companies to move sensitive electronic data. PBI Research Services (“PBI”), a former third-party service provider for Talcott Resolution, uses the MOVEit file transfer system in the performance of its services. PBI used the software on behalf of Talcott Resolution to, among other things, search various databases to identify the deaths of insured persons and annuitants under life insurance policies and annuity contracts, respectively, as required by applicable law.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
15. Commitments and Contingencies (continued)
Plaintiff seeks to represent various classes and subclasses of Talcott Resolution insurance policy and annuity contract holders whose data allegedly was accessed or potentially accessed in connection with the MOVEit Cybersecurity Incident. Plaintiff alleges that Talcott Resolution breached a purported duty to safeguard their sensitive data from unauthorized access. The complaint asserts claims for, among other things, negligence, negligence per se, breach of contract, unjust enrichment, and violations of various consumer protection statutes, and the Plaintiffs seek declaratory and injunctive relief, compensatory and punitive damages, restitution, attorneys’ fees and costs, and other relief. On October 4, 2023, the Joint Panel on Multidistrict Litigation issued an order consolidating all actions relating to the MOVEit Cybersecurity Incident before a single federal judge in the United States District Court for the District of Massachusetts. We intend to vigorously defend the action.
The Company is also involved in other kinds of legal actions, some of which assert claims for substantial amounts. Such actions have alleged, for example, bad faith in the handling of insurance claims and improper sales practices in connection with the sale of insurance and investment products. Some of these actions also seek punitive damages. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses, will not be material to the financial condition of the Company. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s financial condition, results of operations or cash flows in particular quarterly or annual periods.
Contingent Commitments
As of December 31, 2024, the Company had outstanding commitments to make certain investments, primarily capital contributions to investment funds, totaling $941. We expect most commitments to be called over the next five years, however, these commitments could become due any time upon counterparty request.
Certain of the Company’s derivative agreements contain provisions that are tied to the financial strength ratings, as set by nationally recognized statistical agencies or RBC tests, of the individual legal entity that entered into the derivative agreement. If the legal entity’s financial strength were to fall below certain ratings, the counterparties to the derivative agreements could demand immediate and ongoing full collateralization and in certain instances enable the counterparties to terminate the agreements and demand immediate settlement of all outstanding derivative positions traded under each impacted bilateral agreement. The settlement amount is determined by netting the derivative positions transacted under each agreement. If the termination rights were to be exercised by the counterparties, it could impact the legal entity’s ability to conduct hedging activities by increasing the associated costs and decreasing the willingness of counterparties to transact with the legal entity. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that were in a net liability position as of December 31, 2024 and 2023 was $37 and $294, respectively. The aggregate fair value of collateral posted for these derivatives was $41 and $461. This could change as derivative market values change, as a result of changes in our hedging activities or to the extent changes in contractual terms are negotiated. The nature of the collateral that is posted, when required, would be primarily in the form of U.S. Treasury bills, U.S. Treasury notes and government agency securities.
Guaranty Fund and Other Insurance-Related Assessments
In the U.S., insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state’s fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year depending on the state.
Liabilities for guaranty funds and other insurance-related assessments are accrued when an assessment is probable, when it can be reasonably estimated, and when the event obligating the Company to pay an imposed or probable assessment has occurred. Liabilities for guaranty funds and other insurance-related assessments are not discounted and are included as part of other liabilities on the consolidated balance sheets.
As of December 31, 2024 and 2023, the liability balance was $2 and $4, respectively. As of December 31, 2024 and 2023, amounts related to premium tax offsets of $3 and $1, respectively, were included in other assets on the consolidated balance sheets.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)

16.Related Party Transactions
Intercompany Liquidity Agreements
The Company and its subsidiaries entered into several short-term related party Intercompany Liquidity Agreements, permitting the Company and its subsidiaries to borrow from and loan to their related parties.
As of December 31, 2024, the Company’s related parties borrowed $540 from the Company. During 2024, the Company received $150 in re-payments associated with prior loans.
Sixth Street
The Company has entered into the following arrangements with Sixth Street, a related party of our owners:
•Investment Management Services Agreement
As of December 31, 2024 and 2023, 8.0% ($1,623) and 3.6% ($798), respectively, of the Company's general account assets were managed by Sixth Street. The Company recorded expenses related to these arrangements of $6 and $3 for the years ended December 31, 2024 and 2023, respectively.
As of December 31, 2024 and 2023, amounts payable under the above agreement was $2 and $1, respectively.
•Investments
Included in the above Sixth Street managed assets are $213 and $87, respectively, of investments that are issued and controlled by Sixth Street affiliates. The Company was not determined to be the primary beneficiary for these investments. As of December 31, 2024, outstanding commitments for these investments were $250.
Other
A related party, Talcott Administration Services Company, LLC (“TASC”), administers private placement life insurance business for the Company in exchange for a fee. For the years ended December 31, 2024, 2023, and 2022, fees incurred for these services were $54, $52, and $53, respectively.
In January 2024, the Company sold a previous subsidiary to its indirect parent TLI for $16.
For information related to related party reinsurance arrangements with TR Re, see Note 1 — Basis of Presentation and Significant Accounting Policies and Note 6 — Reinsurance.

17.Equity
Common Stock
All of the Company’s common stock is owned by TR Re. No common stock transactions occurred for the years ended December 31, 2024, 2023, and 2022.
Dividends
Refer to the statements of changes in stockholder's equity and statements of cash flows for details regarding dividends declared and/or paid by the Company for the years ended December 31, 2024, 2023, and 2022.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
17. Equity (continued)
Accumulated Other Comprehensive Loss

The following provides changes in AOCI:
	Year Ended December 31,
	2024	2023	2022
Unrealized loss on available-for-sale securities without an allowance for credit losses:
Beginning balance	$(1,947)	$(2,622)	$(16)
Other comprehensive income (loss) before reclassifications and taxes	(195)	310	(3,710)
Reclassification adjustments [1]	231	544	412
Income tax expense (benefit)	(8)	(179)	692
Other comprehensive income (loss), net of tax	28	675	(2,606)
Sale of consolidated subsidiary to parent	1	—	—
Ending balance	(1,918)	(1,947)	(2,622)

Unrealized gain (loss) on cash flow hedges:
Beginning balance	(23)	(27)	—
Other comprehensive income (loss) before taxes	(3)	5	(34)
Income tax expense (benefit)	1	(1)	7
Other comprehensive income (loss), net of tax	(2)	4	(27)
Ending balance	(25)	(23)	(27)

Gain (loss) related to discount rate for reserve for future policy benefits:
Beginning balance	647	859	(14)
Other comprehensive income (loss) before taxes	197	(268)	1,105
Income tax expense (benefit)	(41)	56	(232)
Other comprehensive income (loss), net of tax	156	(212)	873
Ending balance	803	647	859

Gain related to credit risk for market risk benefits:
Beginning balance	(2)	131	35
Other comprehensive income (loss) before taxes	(16)	(168)	121
Income tax expense (benefit)	3	35	(25)
Other comprehensive income (loss), net of tax	(13)	(133)	96
Ending balance	(15)	(2)	131

Accumulated other comprehensive income (loss):
Beginning balance	(1,325)	(1,659)	5
Other comprehensive loss before reclassifications and taxes	(17)	(121)	(2,518)
Reclassification adjustments [1]	231	544	412
Income tax expense (benefit)	(45)	(89)	442
Other comprehensive income (loss), net of tax	169	334	(1,664)
Sale of consolidated subsidiary to parent	1	—	—
Ending balance	$(1,155)	$(1,325)	$(1,659)
[1]Recorded in investment related losses, net in the consolidated statements of operations.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)

18.Statutory Results
The Company and its U.S. insurance subsidiaries prepare their statutory financial statements in conformity with statutory accounting practices prescribed or permitted by the applicable state insurance department which vary materially from US GAAP. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. The differences between statutory financial statements and financial statements prepared in accordance with US GAAP vary between U.S. and foreign jurisdictions. The principal differences are that statutory financial statements:
•Do not reflect DAC and VOBA;
•Limit deferred income taxes;
•Predominately use interest rate and mortality assumptions prescribed by the NAIC for life benefit reserves;
•Generally carry bonds at amortized cost;
•Require that ceding commissions paid on reinsurance transactions be expensed in the period incurred; and
•Upon satisfying the requirements for reinsurance credit, establish certain assets and reduce certain liabilities for the impact of associated reinsurance.
For reporting purposes, statutory capital and surplus is referred to collectively as "statutory capital".

Statutory net income and statutory capital for the Company and its U.S. insurance subsidiaries are as follows:
	Year Ended December 31,
	2024	2023	2022
Combined statutory net income [1]	$273	$48	$441
[1]Statutory accounting practices do not consolidate the net income or loss of subsidiaries that report under US GAAP. The combined statutory net income above represents the total statutory net income of the Company and its other insurance subsidiaries, with certain adjustments for transactions between the Company’s insurance subsidiaries, such as dividend income.

	As of December 31,
	2024	2023
Statutory capital	$1,740	$2,188

The Company relies upon a practice prescribed by Connecticut state law which allows the Company to receive a reinsurance reserve credit for reinsurance treaties that provide for a limited right of unilateral cancellation by the reinsurer.

The following presents the effect of the prescribed practice to the U.S. statutory financial statements:
	As of and Year Ended December 31,
	2024	2023
Change to capital and surplus due to prescribed practice	26	27

Restrictions on Dividends
The payment of dividends by Connecticut-domiciled insurers is limited under the insurance holding company laws of Connecticut. These laws require notice to and approval by the State of Connecticut Insurance Department (“the Department”) for the declaration or payment of any dividend, which, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of the insurer’s policyholder surplus as of December 31st of the preceding year or (ii) net income (or net gain from operations, if such company is a life insurance company) for the twelve-month period ending on the thirty-first day of December last preceding, in each case determined under statutory insurance accounting principles. Approval is also required for any dividend which exceeds the insurer’s earned surplus or certain other thresholds as calculated under applicable state insurance law.
In addition to statutory limitations on paying dividends, the Company also takes other items into consideration when determining dividends from subsidiaries. These considerations include, but are not limited to, expected earnings and

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
18. Statutory Results (continued)
capitalization of the subsidiary, regulatory capital requirements and liquidity requirements of the individual operating company.

The following presents the dividend limits on, and the dividends declared and/or paid by, the Company and its U.S. insurance subsidiaries:
	Year Ended December 31,
	2024		2023
	TL	Other subsidiaries	TL	Other subsidiaries
Dividends paid	$—	$275	$575	$95
Dividends declared but not paid	—	—	—	—
Total dividends	—	275	575	95

Maximum permitted without prior approval	571	428	578	95
Other distributions paid with permission from the Department	571	—	—	36

For the year ending December 31, 2025, the dividend limitation for TL and other U.S. insurance subsidiaries is $631 and $171, respectively.
Regulatory Capital Requirements
The Company's U.S. insurance companies' states of domicile impose RBC requirements. The requirements provide a means of measuring the minimum amount of statutory capital appropriate for an insurance company to support its overall business operations based on its size and risk profile. Regulatory compliance is determined by a ratio of a company's total adjusted capital (“TAC”) to its authorized control level RBC (“ACL RBC”). Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences (“Company Action Level”) is two times the ACL RBC. The adequacy of a company's capital is determined by the ratio of a company's TAC to its Company Action Level, known as the "RBC ratio". The Company and all of its operating insurance subsidiaries had RBC ratios in excess of the minimum levels required by the applicable insurance regulations. The RBC ratios for the Company and its principal life insurance operating subsidiaries were all in excess of 300% of their Company Action Levels as of December 31, 2024 and 2023. The reporting of RBC ratios is not intended for the purpose of ranking any insurance company, or for use in connection with any marketing, advertising or promotional activities.

19.Revenue from Contracts with Customers
The Company recognizes revenue from contracts with customers when, or as, goods or services are transferred to customers, in an amount that reflects the consideration that an entity is expected to receive in exchange for those goods or services.
The Company earns revenues from these contracts primarily for administration and distribution services fees from offering certain fund families as investment options in its VA products. Fees are primarily based on the average daily net asset values of the funds and are recorded in the period in which the services are provided and collected monthly. Fluctuations in domestic and international markets and related investment performance, volume and mix of sales and redemptions of the funds, and other changes to the composition of assets under management are all factors that ultimately have a direct effect on fee income earned.
The Company’s administration and distribution services fees were $94, $94, $76 for the years ended December 31, 2024, 2023 and 2022, respectively.

20.Subsequent Events
The Company has evaluated subsequent events through April 3, 2025, the date the financial statements were issued.
In February 2025, the Company declared a dividend to TR Re for $125. The dividend was paid in March 2025.

Report of Independent Registered Public Accounting Firm

To the Stockholder and the Board of Directors of Talcott Resolution Life Insurance Company

Opinion on the Financial Statements Schedules
We have audited the consolidated financial statements of Talcott Resolution Life Insurance Company and subsidiaries (the "Company") as of December 31, 2024 and 2023, and for each of the three years in the period ended December 31, 2024, and have issued our report thereon dated April 3, 2025 (which report expresses an unqualified opinion). Our audits also included the financial statement schedules I and IV. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company’s financial statement schedules based on our audits. In our opinion, such financial statement schedules, when considered in relation to the financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/ DELOITTE & TOUCHE LLP

Hartford, Connecticut
April 3, 2025

We have served as the Company's auditor since 2002.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Financial Statement Schedules [1]
Schedule I — Summary of Investments — Other than Investments in Related Parties

($ in millions)	As of December 31, 2024
Type of Investment	Cost [1]	Fair Value	Amount at which Shown on the Balance Sheet
Fixed Maturities
Bonds:
U.S. government and government agencies and authorities	$1,347	$932	$932
States, municipalities and political subdivisions	683	539	539
Foreign governments	510	462	462
Public utilities	939	763	763
All other corporate bonds	8,961	7,464	7,464
Redeemable preferred stock	8	8	8
Structured securities	3,310	3,164	3,164
Total fixed maturities	15,758	13,332	13,332

Equity Securities
Industrial, miscellaneous, and all other common stock	20	23	23
Non-redeemable preferred stocks	117	111	111
Total equity securities	137	134	134

Mortgage loans on real estate	1,851	1,654	1,835
Policy loans	1,571	1,571	1,571
Other long-term investments	1,822	1,522	1,526
Short-term investments	797	797	797
Total investments	$21,936	$19,010	$19,195
[1]     Amortized cost of short-term investments, mortgage loans on real estate, and fixed maturity securities, including those accounted for using the FVO. Other long-term investments consist of the original cost of equity securities, ICOLI investments, and derivatives, as well as the original cost adjusted for equity in earnings and distributions of investment funds, including those accounted for using the FVO.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Financial Statement Schedules
Schedule IV — Reinsurance

($ in millions)	Direct Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
As of and Year Ended December 31, 2024
Life insurance in-force	$207,146	$142,421	$141	$64,866	—%

Premiums, policy charges and fee income
Life insurance	2,197	1,889	405	713	57%
Accident & health insurance	11	11	—	—	—%
Total premiums, policy charges and fee income	$2,208	$1,900	$405	$713	57%

As of and Year Ended December 31, 2023
Life insurance in-force	$214,278	$150,452	$147	$63,973	—%

Premiums, policy charges and fee income
Life insurance	2,201	1,880	413	734	56%
Accident & health insurance	11	11	—	—	—%
Total premiums, policy charges and fee income	$2,212	$1,891	$413	$734	56%

As of and Year Ended December 31, 2022
Life insurance in-force	$222,398	$158,750	$155	$63,803	—%

Premiums, policy charges and fee income
Life insurance	2,271	1,873	210	608	35%
Accident & health insurance	12	12	—	—	—%
Total premiums, policy charges and fee income	$2,283	$1,885	$210	$608	35%

PART C
OTHER INFORMATION
ITEM 27. EXHIBITS

(a)(1)
Resolution of the board of directors authorizing the establishment of the Separate Account incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement No. 333-145655, filed on August 10, 2010.

(a)(2)
Resolution of the board of directors authorizing the re-designation of the Separate Account incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement No. 333-145655, filed on August 10, 2010.

(b)	Not applicable.

(c)(1)	Principal Underwriter Agreement incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement No. 33-59541, filed on April 22, 2013.

(c)(2)	Form of Sales Agreement incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement No. 33-59541, filed on April 22, 2013.

(d)	Form of Group Variable Annuity Contract incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement No. 333-145655, filed on August 10, 2010.

(e)	Form of the Application incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement No. 333-145655, filed on August 10, 2010.

(f)(1)	Articles of Incorporation of Talcott Resolution incorporated by reference to Post-Effective Amendment No. 64 to Registration Statement No. 333-72042, filed on April 30, 2019.

(f)(2)	Amended and Restated Bylaws of Talcott Resolution incorporated by reference to Post-Effective Amendment No. 64 to Registration Statement No. 333-72042, filed on April 30, 2019.

(g)(1)	Reinsurance Agreement incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement No. 33-59541, filed on April 22, 2013.

(g)(2)	Reinsurance Agreement dated as of December 31, 2020, is incorporated by reference to Post-Effective Amendment No. 73 to Registration Statement No. 333-72042 filed on April 30, 2021.

(h)(1)	Fred Alger & Company, Incorporated, incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(1)(i)	Amendment to the Retail Fund Participation Agreement, is incorporated by reference to Post-Effective Amendment No. 73 to Registration Statement No. 333-72042 filed on April 30, 2021.

(h)(2)	Alliance Fund Distributors, Inc. incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(2)(i)	Sixth Amendment to Retail Fund Participation Agreement, is incorporated by reference to Post-Effective Amendment No. 73 to Registration Statement No. 333-72042 filed on April 30, 2021.

(h)(3)	American Century Investment Services, Inc. incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(3)(i)	Amendment No. 10 incorporated by reference to Post-Effective Amendment No. 54 to Registration Statement No. 333-72042, filed on September 22, 2015.

(h)(3)(ii)	Amendments to Fund Participation Agreement, is incorporated by reference to Post-Effective Amendment No. 73 to Registration Statement No. 333-72042 filed on April 30, 2021.

(h)(4)	American Funds Distributors, Inc. incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(4)(i)	Sixth Amendment to Agreement, is incorporated by reference to Post-Effective Amendment No. 73 to Registration Statement No. 333-72042 filed on April 30, 2021.

(h)(5)	Ariel Distributors, Inc. incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(6)	Artisan Distributors, Inc. incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(7)	Ave Maria — distributed by Ultimus Fund Distributors, LLC incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(7(i)	Amendment dated 4-1-14 incorporated by reference to Post-Effective Amendment No. 52 to Registration Statement No. 333-72042, filed on April 28, 2015.

(h)(8)	Baron Capital, Inc. incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(9)	BlackRock Distributors, Inc., as amended (Includes LifePath) incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(9)(i)	Amendments to the Retail Fund Participation Agreement, is incorporated by reference to Post-Effective Amendment No. 73 to Registration Statement No. 333-72042 filed on April 30, 2021.

(h)(10)
Foreside Financial Services, LLC (as New Principal Underwriter for BMO Funds), is incorporated by reference to Post-Effective Amendment No. 73 to Registration Statement No. 333-72042 filed on April 30, 2021.

(h)(11)	Calamos Financial Services LLC incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(12)	Calvert Distributors, Inc. incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(13)	Columbia Funds Distributor, Inc. incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(14)(i)	Assignment agreement dated 4-23-10 incorporated by reference to Post-Effective Amendment No. 54 to Registration Statement No. 333-72042, filed on September 22, 2015.

(h)(14)(ii)	Amendment dated 12-30-13 incorporated by reference to Post-Effective Amendment No. 54 to Registration Statement No. 333-72042, filed on September 22, 2015.

(h)(14)(iii)	Amendment to Agreement, is incorporated by reference to Post-Effective Amendment No. 73 to Registration Statement No. 333-72042 filed on April 30, 2021.

(h)(15)	CRM — distributed by PFPC Distributors Inc. incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(16)	Davis Distributors, LLC incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(17)	Delaware Distributors, L.P. incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(17)(i)	Amendment No. 1 incorporated by reference to Post-Effective Amendment No. 54 to Registration Statement No. 333-72042, filed on September 22, 2015.

(h)(17)(ii)	Second Amendment to Retail Fund Participation Agreement, is incorporated by reference to Post-Effective Amendment No. 73 to Registration Statement No. 333-72042 filed on April 30, 2021.

(h)(18)	Domini — distributed by DSIL Investment Services LLC incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(19)	Dreyfus Services Corporation incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(19)(i)	Seventh Amendment to Retail Fund Participation Agreement, is incorporated by reference to Post-Effective Amendment No. 73 to Registration Statement No. 333-72042 filed on April 30, 2021.

(h)(20)	DWS — distributed by Scudder Investments Service Company incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(21)	Eaton Vance Distributors, Inc. incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(21)(i)	Amendments to Retail Fund Participation Agreement, is incorporated by reference to Post-Effective Amendment No. 73 to Registration Statement No. 333-72042 filed on April 30, 2021.

(h)(22)	Federated Securities Corporation incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(23)	Fidelity Distributors Corporation (Insurance Funds) incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(24)	Fidelity Distributors Corporation (Retail Funds) incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(24)(i)	Amendment No. 8 incorporated by reference to Post-Effective Amendment No. 55 to Registration Statement No. 333-72042, filed on April 29, 2016.

(h)(25)	Franklin/Templeton Distributors, Inc. (Mutual Series) incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(25)(i)	Amendment Nos. 1 and 2 incorporated by reference to Post-Effective Amendment No. 54 to Registration Statement No. 333-72042, filed on September 22, 2015.

(h)(26)	Franklin/Templeton Distributors, Inc. (Strategic Series) incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(26)(i)	Amendment Nos. 1 through 5 incorporated by reference to Post-Effective Amendment No. 54 to Registration Statement No. 333-72042, filed on September 22, 2015.

(h)(27)	Franklin/Templeton Distributors, Inc. (Templeton Series) incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(28)	Frost — distributed by SEI Investments Distribution Co. incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(28)(i)	Amendment to Participation Agreement, is incorporated by reference to Post-Effective Amendment No. 73 to Registration Statement No. 333-72042 filed on April 30, 2021.

(h)(29)	Goldman, Sachs & Co. incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(29)(i)	Sixth Amendment to Retail Fund Participation Agreement, is incorporated by reference to Post-Effective Amendment No. 73 to Registration Statement No. 333-72042 filed on April 30, 2021.

(h)(30)	Hartford Investment Financial Services Company (Retail Funds) incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(31)	Hartford Securities Distribution Company, Inc. (Insurance Funds) incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(31)(i)	Amendment Nos. 1 and 2 incorporated by reference to Post-Effective Amendment No. 54 to Registration Statement No. 333-72042, filed on September 22, 2015.

(h)(32)	Highland Capital Fund Distributors, Inc. incorporated by reference to Post-Effective Amendment No. 52 to Registration Statement No. 333-72042, filed on April 28, 2015.

(h)(33)	HIMCO Distribution Services Company incorporated by reference to Post-Effective Amendment No. 52 to Registration Statement No. 333-72042, filed on April 28, 2015.

(h)(34)	Hotchkis & Wiley — distributed by Stephens Inc. incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(35)	IMST Distributors, LLC (Oak Ridge) incorporated by reference to Post-Effective Amendment No. 52 to Registration Statement No. 333-72042, filed on April 28, 2015.

(h)(36)	Invesco Distributors, Inc. incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(36)(i)	Amendment dated 1-22-04 incorporated by reference to Post-Effective Amendment No. 54 to Registration Statement No. 333-72042, filed on September 22, 2015.

(h)(37)	Ivy Funds Distributor, Inc. incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(38)	Janus Distributors, Inc. (Includes Perkins) incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(39)	John Hancock Funds, Inc. incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(39)(i)	Second Amendment to the Retail Fund Participation Agreement, is incorporated by reference to Post-Effective Amendment No. 73 to Registration Statement No. 333-72042 filed on April 30, 2021.

(h)(40)	JPMorgan Distribution Services, Inc. incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(40)(i)	Amendment dated 12-19-14 incorporated by reference to Post-Effective Amendment No. 52 to Registration Statement No. 333-72042, filed on April 28, 2015.

(h)(40)(ii)	Amendments to Retail Fund Participation Agreement, is incorporated by reference to Post-Effective Amendment No. 73 to Registration Statement No. 333-72042 filed on April 30, 2021.

(h)(41)	KEELEY Investment Corp. incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(41)(i)	Second Amendment to the Retail Fund Participation Agreement, is incorporated by reference to Post-Effective Amendment No. 73 to Registration Statement No. 333-72042 filed on April 30, 2021.

(h)(42)	Legg Mason Wood Walker, Incorporated, incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(42)(i)	Amendments to Retail Fund Participation Agreement, is incorporated by reference to Post-Effective Amendment No. 73 to Registration Statement No. 333-72042 filed on April 30, 2021.

(h)(43)	LKCM — distributed by Quasar Distributors, LLC incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(44)
Loomis Sayles — distributed by IXIS Asset Management Distributors, L.P. (Includes Oakmark) incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(45)	Lord Abbett Distributor LLC incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(45)(i)	Amendment No. 4 incorporated by reference to Post-Effective Amendment No. 54 to Registration Statement No. 333-72042, filed on September 22, 2015.

(h)(45)(ii)	Amendment No. 5 incorporated by reference to Post-Effective Amendment No. 55 to the Registration Statement File No. 333-72042, filed on April 29, 2016.

(h)(46)	Managers Distributors, Inc. incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(47)	MFS Fund Distributors, Inc. incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(47)(i)	Amendment No. 8 incorporated by reference to Post-Effective Amendment No. 52 to Registration Statement No. 333-72042, filed on April 28, 2015.

(h)(47)(ii)	Amendment No. 9 incorporated by reference to Post-Effective Amendment No. 52 to Registration Statement No. 333-72042, filed on April 28, 2015.

(h)(47)(iii)	Amendment No. 10 incorporated by reference to Post-Effective Amendment No. 52 to Registration Statement No. 333-72042, filed on April 28, 2015.

(h)(47)(iv)	Amendment No. 11 to the Hartford Retail Fund Participation Agreement, is incorporated by reference to Post-Effective Amendment No. 73 to Registration Statement No. 333-72042 filed on April 30, 2021.

(h)(48)	MML Distributors, LLC incorporated by reference to Post-Effective Amendment No. 48 to Registration Statement No. 333-72042, filed on April 25, 2014.

(h)(48)(i)	Amendments One and Two to Retail Fund Participation Agreement, is incorporated by reference to Post-Effective Amendment No. 73 to Registration Statement No. 333-72042 filed on April 30, 2021.

(h)(49)	Morgan Stanley Distribution, Inc., is incorporated by reference to Post-Effective Amendment No. 73 to Registration Statement No. 333-72042 filed on April 30, 2021.

(h)(50)	Munder — distributed by Funds Distributor, Inc. incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(50)(i)	Amendment No. 1 (Victory Funds) incorporated by reference to Post-Effective Amendment No. 52 to Registration Statement No. 333-72042, filed on April 28, 2015.

(h)(50)(ii)	Amendment No. 5 (Victory Funds) incorporated by reference to Post-Effective Amendment No. 52 to Registration Statement No. 333-72042, filed on April 28, 2015.

(h)(50)(iii)	Amendment dated 6-28-11 incorporated by reference to Post-Effective Amendment No. 54 to Registration Statement No. 333-72042, filed on September 22, 2015.

(h)(50)(iv)	Amendment dated 8-27-14 incorporated by reference to Post-Effective Amendment No. 54 to Registration Statement No. 333-72042, filed on September 22, 2015.

(h)(51)	Neuberger & Berman Management Incorporated (Insurance Funds) incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(52)	Neuberger & Berman Management Incorporated (Retail Funds) incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(52)(i)	Amendment dated 9-12-12 incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on September 22, 2015.

(h)(52)(ii)	Amendments to the Fund Participation Agreement, is incorporated by reference to Post-Effective Amendment No. 73 to Registration Statement No. 333-72042 filed on April 30, 2021.

(h)(53)	Nuveen Investments, LLC incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(53)(i)	Second Amendment to Retail Fund Participation Agreement, is incorporated by reference to Post-Effective Amendment No. 73 to Registration Statement No. 333-72042 filed on April 30, 2021.

(h)(54)	OppenheimerFunds Distributor, Inc. incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(54)(i)	Second Amendment dated February 1, 2003 incorporated by reference to Post-Effective Amendment No. 54 to Registration Statement No. 333-72042, filed on September 22, 2015.

(h)(54)(ii)	Amendments to Retail Fund Participation Agreement, is incorporated by reference to Post-Effective Amendment No. 73 to Registration Statement No. 333-72042 filed on April 30, 2021.

(h)(55)	PIMCO Funds Distributor LLC (Includes Allianz) incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(55)(i)	Amendment No. 2 incorporated by reference to Post-Effective Amendment No. 54 to Registration Statement No. 333-72042, filed on September 22, 2015.

(h)(56)	Pioneer Funds Distributor, Inc. incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(57)	Prudential Investment Management Services LLC incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(57)(i)	Amendment No. 4 incorporated by reference to Post-Effective Amendment No. 54 to Registration Statement No. 333-72042, filed on September 22, 2015.

(h)(57)(ii)	Amendment No. 5 to Participation Agreement, is incorporated by reference to Post-Effective Amendment No. 73 to Registration Statement No. 333-72042 filed on April 30, 2021.

(h)(58)	Putnam Mutual Funds Corp. incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(58)(i)	Amendment Nos. 7 through 10 incorporated by reference to Post-Effective Amendment No. 54 to Registration Statement No. 333-72042, filed on September 22, 2015.

(h)(58)(ii)	Amendments to the Retail Fund Participation Agreement, is incorporated by reference to Post-Effective Amendment No. 73 to Registration Statement No. 333-72042 filed on April 30, 2021.

(h)(59)	RidgeWorth Distributors LLC incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(60)	Royce Fund Services, Inc. incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(60)(i)	Amendment dated 10-31-07 incorporated by reference to Post-Effective Amendment No. 52 to Registration Statement No. 333-72042, filed on April 28, 2015.

(h)(60)(ii)	Second Amendment dated 5-12-08 incorporated by reference to Post-Effective Amendment No. 52 to Registration Statement No. 333-72042, filed on April 28, 2015.

(h)(60)(iii)	Third Amendment dated 10-13-11 incorporated by reference to Post-Effective Amendment No. 52 to Registration Statement No. 333-72042, filed on April 28, 2015.

(h)(60)(iv)	Fourth Amendment to the Retail Fund Participation Agreement, is incorporated by reference to Post-Effective Amendment No. 73 to Registration Statement No. 333-72042 filed on April 30, 2021.

(h)(61)	RS — distributed by PFPC Distributors, Inc. incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(62)	Russell Financial Services, Inc. incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(62)(i)	Amendment dated 12-1-14 incorporated by reference to Post-Effective Amendment No. 52 to Registration Statement No. 333-72042, filed on April 28, 2015.

(h)(63)	State Street Global Markets, LLC incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(64)	T. Rowe Price Investment Services, Inc. incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(65)	Teachers Personal Investor Services, Inc. incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(65)(i)	First Amendment to Retail Fund Participation Agreement, is incorporated by reference to Post-Effective Amendment No. 73 to Registration Statement No. 333-72042 filed on April 30, 2021.

(h)(66)	Thornburg Securities Corp. incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(66)(i)	Amendment dated 9-6-06 incorporated by reference to Post-Effective Amendment No. 52 to Registration Statement No. 333-72042, filed on April 28, 2015.

(h)(66)(ii)	Amendment dated 3-13-07 incorporated by reference to Post-Effective Amendment No. 52 to Registration Statement No. 333-72042, filed on April 28, 2015.

(h)(66)(iii)	Amendment dated 9-26-11 incorporated by reference to Post-Effective Amendment No. 52 to Registration Statement No. 333-72042, filed on April 28, 2015.

(h)(66)(iv)	Amendment dated 1-18-13 incorporated by reference to Post-Effective Amendment No. 52 to Registration Statement No. 333-72042, filed on April 28, 2015.

(h)(66)(v)	Amendment dated 7-1-14 incorporated by reference to Post-Effective Amendment No. 52 to Registration Statement No. 333-72042, filed on April 28, 2015.

(h)(66)(vi)	Amendment to the Retail Fund Participation Agreement, is incorporated by reference to Post-Effective Amendment No. 73 to Registration Statement No. 333-72042 filed on April 30, 2021.

(h)(67)	Timothy Partners, Ltd. incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(67)(i)	Amendment No. 1 to the Retail Fund Participation Agreement, is incorporated by reference to Post-Effective Amendment No. 73 to Registration Statement No. 333-72042 filed on April 30, 2021.

(h)(68)	UBS — distributed by Brinson Advisors, Inc. incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(69)	The Vanguard Group, Inc. incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(70)	Victory Retail Service Agreement and Amendments incorporated by reference to Post-Effective Amendment No. 54 to Registration Statement No. 333-72042, filed on September 22, 2015.

(h)(71)	Victory Capital Advisers, Inc. Retail Fund Participation Agreement, is incorporated by reference to Post-Effective Amendment No. 73 to Registration Statement No. 333-72042 filed on April 30, 2021.

(h)(72)
VP Distributors, LLC (Virtus Funds) Retail Fund Participation Agreement, as amended, is incorporated by reference to Post-Effective Amendment No. 74 to Registration Statement No. 333-72042 filed on April 27, 2022.

(h)(73)	Wells Fargo Funds Distributor, LLC incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement No. 333-72042, filed on April 23, 2012.

(h)(73)(i)	First Amendment dated 7-1-11 incorporated by reference to Post-Effective Amendment No. 48 to Registration Statement No. 333-72042, filed on April 25, 2014.

(h)(73)(ii)	Second Amendment dated 12-3-12 incorporated by reference to Post-Effective Amendment No. 48 to Registration Statement No. 333-72042, filed on April 25, 2014.

(i)	Administrative Services Agreement dated as of December 31, 2020, is incorporated by reference to Post-Effective Amendment No. 73 to Registration Statement No. 333-72042 filed on April 30, 2021.

(j)	Not Applicable

(k)	Opinion and Consent of Mike Knowles, sub-administrator and agent and attorney-in-fact of Talcott Resolution Life Insurance Company Separate Account 11 is filed herewith.

(l)(1)	Consent of Deloitte & Touche LLP (Hartford, CT) is filed herewith.

(l)(2)	Written Consent of Eversheds Sutherland (US) LLP is filed herewith.

(l)(3)	Consent of Deloitte & Touche LLP (Denver, CO) is filed herewith.

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable
(p)	Copy of Power of Attorney is filed herewith.
333-72042

ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME	POSITION
David Bell	Assistant Secretary and Chief Information Security Officer
Ellen T. Below	Executive Vice President and Chief Communications Officer and Head of Community Involvement
John B. Brady	Vice President and Chief Actuary, Appointed Actuary
Christopher S. Conner	Assistant Vice President, Chief Compliance Officer of Separate Accounts, AML Compliance Officer and Sanctions Compliance Officer
Christopher B. Cramer	Senior Vice President, Corporate Secretary and Chief Tax Officer
Christopher J. Dagnault	Vice President
Glenn Gazdik	Vice President and Actuary
Salvatore Gianone	Vice President and Chief Auditor
Emily Golovicher	Vice President
Christopher M. Grinnell	Vice President and Associate General Counsel
Oliver Jakob	Director
Donna R. Jarvis	Vice President and Actuary
James Kosinski	Vice President and Chief Risk Officer
Diane Krajewski	Vice President, Chief Human Resources Officer and Head of Operations
Edward Krause	Vice President
Jessica Kubat	Vice President
John P. Marra	Director
Lindsay Mastroianni	Vice President and Controller
Craig D. Morrow	Vice President and Head of Valuation
James O’Grady	Executive Vice President and Chief Investment Officer, Director
Lisa M. Proch	Executive Vice President, Chief Legal Officer and Chief Compliance Officer, Director
Samir Srivastava	Vice President and Chief Information Officer, Director
Robert W. Stein	Director
Ronald K. Tanemura	Director
Xiaobo Zhou	Assistant Vice President and Head of Pricing
Unless otherwise indicated, the principal business address of each of the above individuals is 1 American Row, Hartford, CT 06103.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT
The Separate Accounts of Talcott Resolution Life Insurance Company (“TL”) and Talcott Resolution Life and Annuity Insurance Company (“TLA”) are the listed Registrants. TL and TLA are the Depositors. Entities that are controlled by TAO Insurance Holdings, LLC, which controls the Depositors, are listed below, along with entities that are owned or controlled by the Depositors.
Alan Waxman and Anthony M. Muscolino (Individuals) (1)

TAO Insurance Holdings, LLC (DE) (2)
TAO Sutton Holdings, LLC (CYM) (3)
Talcott Financial Group Investments, LLC (BMU)
Talcott Financial Group, Ltd. (BMU)
Talcott Re FinCo, Ltd. (BMU)
Talcott Re Holdings, Ltd. (BMU)
Talcott Life Re, Ltd. (BMU)
Talcott Life & Annuity Re, Ltd. (CYM)
Sutton Cayman Holdings, Ltd. (CYM)
Talcott Financial Group GP, LLC (DE)
Talcott Holdings, LP (DE)
Talcott Acquisition, Inc. (DE)
Talcott Resolution Life, Inc. (DE)
American Maturity Life Insurance Company (CT)
TR Re, Ltd. (BMU)
Talcott Administration Services Company, LLC (DE)
LIAS Administration Fee Issuer LLC (DE)
Talcott Resolution Life Insurance Company (CT) (4)
(1)Pursuant to the operating agreement of TAO Insurance Holdings, LLC, Alan Waxman, as a member of TAO Insurance Holdings, LLC, has the authority to appoint the managing member of TAO Insurance Holdings, LLC and has appointed A. Michael Muscolino.
(2)TAO Insurance Holdings, LLC is the managing member of TAO Sutton Holdings, LLC and TAO Sutton Parent, LLC (DE) and Sixth Street TAO Management, LLC.
(3)TAO Sutton Parent, LLC and certain additional co-investment vehicles hold 100% of the passive, non-voting economic interest in TAO Sutton Holdings, LLC. 11 parallel investment vehicles known as the TAO Funds hold 100% of the passive, non-voting economic interest in TAO Sutton Parent, LLC. TAO Insurance Holdings, LLC is the managing member of TAO Sutton Parent LLC with 100% voting control. All of the TAO Funds and co-investment vehicles are under the ultimate control of Alan Waxman and/or Michael Muscolino. None of the co-investors investing through either the TAO Funds or the co-investment vehicles hold any voting securities of the identified entities or have the ability to appoint directors. Certain of the TAO Funds are also indirect owners Klaverblad Levensverzekering N.V., Lifetri, Uitvaartverzekeringen N.V., and Lifetri Verzekeringen N.V.
(4)The following entities are wholly-owned subsidiaries of Talcott Resolution Life Insurance Company and are under common control: Talcott Resolution International Life Reassurance Corporation (CT), Talcott Resolution Life and Annuity Insurance Company (CT), and TC 3700M Member LLC (DE). Talcott Resolution Life and Annuity Insurance Company (CT) owns 100% of Talcott Resolution Distribution Company, Inc. (CT) and Talcott Resolution Comprehensive Employee Benefit Service Company (CT).

ITEM 30. INDEMNIFICATION
Section 33-776 of the Connecticut General Statutes states that: “a corporation may provide indemnification of, or advance expenses to, a director, officer, employee or agent only as permitted by sections 33-770 to 33-779, inclusive.”
Provision is made that the Corporation, to the fullest extent permissible by applicable law as then in effect, shall indemnify any individual who is a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal (each, a “Proceeding”) because such individual is or was (i) a Director, or (ii) an officer or employee of the Corporation (for purposes of the by-laws, each an “Officer”), against obligations to pay judgments, settlements, penalties, fines or reasonable expenses (including counsel fees) incurred in a Proceeding if such Director or Officer: (l)(A) conducted him or herself in good faith; (B) reasonably believed (i) in the case of conduct in such person’s official capacity, which shall include service at the request of the Corporation as a director, officer or fiduciary of a Covered Entity (as defined below), that his or her conduct was in the best interests of the Corporation; and (ii) in all other cases, that his or her conduct was at least not opposed to the best interests of the Corporation; and (C) in the case of any criminal proceeding, such person had no reasonable cause to believe his or her conduct was unlawful; or (2) engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the Corporation’s Certificate, in each case, as determined in accordance with the procedures set forth in the by-laws. For purposes of the by- laws, a “Covered Entity” shall mean another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) in respect of which such person is serving at the request of the Corporation as a director, officer or fiduciary.
Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
ITEM 31. PRINCIPAL UNDERWRITERS
(a)MML Distributors, LLC acts as principal underwriter for the following investment companies:
Talcott Resolution Life Insurance Company - Separate Account Two
Talcott Resolution Life Insurance Company - Separate Account Two (DC Variable Account I)
Talcott Resolution Life Insurance Company - Separate Account Two (DC Variable Account II)
Talcott Resolution Life Insurance Company - Separate Account Two (QP Variable Account)
Talcott Resolution Life Insurance Company - Separate Account Two (NQ Variable Account)
Talcott Resolution Life Insurance Company - Separate Account Eleven
Talcott Resolution Life Insurance Company - Separate Account Twelve
(b)Officers and Member Representatives of MML Distributors, LLC

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	PRINCIPAL BUSINESS ADDRESS
Alyssa O’Connor	Assistant Secretary	*
Edward K. Duch, III	Vice President, Chief Legal Officer and Secretary	*
James Puhala	Chief Compliance Officer	*
Jeffrey Sajdak	Assistant Treasurer	*
Julieta Sinisgalli	Assistant Treasurer	*
Kelly Pirrotta	AML Compliance Officer	*
Kevin LaComb	Assistant Treasurer	*
Mario Morton	Registration Manager and Continuing Education Officer	*
Keith McDonagh	Member Representative, MassMutual Holding LLC and Massachusetts Mutual Life Insurance Company	*
Frank Rispoli	Chief Financial Officer and Treasurer	*
Pablo Cabrera	Assistant Treasurer	*
Douglas Steele	Chief Executive Officer and President	*
Stephen Alibozek	Entity Contracting Officer	*
Vincent Baggetta	Chief Risk Officer	*
* Address: 1295 State Street, Springfield, MA 01111
ITEM 32. LOCATION OF ACCOUNTS AND RECORDS
All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Empower Annuity Insurance Company of America (“Empower”), as sub-administrator at 8515 East Orchard Road, Greenwood Village, Colorado 80111
ITEM 33. MANAGEMENT SERVICES
All management contracts are discussed in Part A and Part B of this registration statement.
ITEM 34. FEE REPRESENTATION
The Depositor represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.
ITEM 35. ADDITIONAL REPRESENTATION
The Company is relying the relief provided in ING Life Insurance and Annuity Company (Aug. 30, 2012) and American Council of Life Insurance, (Nov. 28, 1988) with respect to the sale of the Contracts to fund 403(b) plans and has complied with the terms of these letters.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the Town of Hartford, and State of Connecticut on this 30th day of April, 2025.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY - SEPARATE ACCOUNT ELEVEN (Registrant)
By:	/s/ Lisa M. Proch
Lisa M. Proch, Executive Vice President, Chief Legal Officer and Chief Compliance Officer, Director

TALCOTT RESOLUTION LIFE INSURANCE COMPANY (Depositor)
By:	/s/ Lisa M. Proch
Lisa M. Proch, Executive Vice President, Chief Legal Officer and Chief Compliance Officer, Director
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons and in the capacity and on the date indicated.

	Signature	Title	Date
	/s/ Lisa M. Proch	Executive Vice President, Chief Legal Officer and Chief Compliance Officer, Director (Serving the Function of Principal Executive Officer)*	April 30, 2025
Lisa M. Proch*

	/s/ James O'Grady	Executive Vice President, Chief Investment Officer, Director*	April 30, 2025
James O'Grady*

	/s/ Oliver Jakob	Director*	April 30, 2025
Oliver Jakob*

	/s/ Samir Srivastava	Vice President, Chief Information Officer, Director*	April 30, 2025
Samir Srivastava*

	/s/ Robert W. Stein	Director*	April 30, 2025
Robert W. Stein*

	/s/ Ronald K. Tanemura	Director*	April 30, 2025
Ronald K. Tanemura*

	/s/ Lindsay Mastroianni	Vice President and Controller (Serving the Functions of Principal Financial Officer and Principal Accounting Officer)*	April 30, 2025
Lindsay Mastroianni*

	/s/ John P. Marra	Director*	April 30, 2025
John P. Marra*

*By:	/s/ Mike Knowles	Attorney-in-Fact	April 30, 2025
Mike Knowles
333-72042

EXHIBIT INDEX

Exhibit	Description
(k)	Opinion and Consent of Mike Knowles, sub-administrator and agent and attorney-in-fact of Talcott Resolution Life Insurance Company Separate Account 11.
(l)(1)	Consent of Deloitte & Touche LLP (Hartford, CT).
(l)(2)	Written Consent of Eversheds Sutherland (US) LLP.
(l)(3)	Consent of Deloitte & Touche LLP (Denver, CO).
(p)	Powers of Attorney for the officers listed in the Signatures section of this registration statement filing.